Securities Act Registration No. 333-181176
Investment Company Act Registration No. 811-22696
As filed with the Securities and Exchange Commission on October 26, 2023

U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A
REGISTRATION STATEMENT
UNDER THE SECURITIES ACT OF 1933
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Pre-Effective Amendment No. ___
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Post-Effective Amendment No. 109
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and/or
REGISTRATION STATEMENT
UNDER THE INVESTMENT COMPANY ACT OF 1940
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Amendment No. 110
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Victory Portfolios II
(Exact Name of Registrant as Specified in Charter)

4900 Tiedeman Road, 4th Floor, Brooklyn, OH 44144
(Address of Principal Executive Offices)
(877) 660-4400
(Area Code and Telephone Number)

With copy to:
James K. De Vries Victory Portfolios II 15935 La Cantera Parkway San Antonio, Texas 78256	Jay G. Baris Sidley Austin LLP 787 Seventh Avenue New York, New York 10019
Approximate date of proposed public offering: As soon as practicable after the effective date of the Registration Statement.
It is proposed that this filing will become effective:
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Immediately upon filing pursuant to paragraph (b)
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On November 1, 2023, pursuant to paragraph (b)
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60 days after filing pursuant to paragraph (a)(1)
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On (date) pursuant to paragraph (a)(1)
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75 days after filing pursuant to paragraph (a)(2)
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On (date) pursuant to paragraph (a)(2) of Rule 485.
If appropriate, check the following box:
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This post-effective amendment designates a new effective date for a previously filed post-effective amendment

November 1, 2023
Prospectus
Core Broad Market
VictoryShares US 500 Volatility Wtd ETF (CFA)
VictoryShares US Small Cap Volatility Wtd ETF (CSA)
VictoryShares International Volatility Wtd ETF (CIL)
Dividend Growth & Income
VictoryShares US Large Cap High Div Volatility Wtd ETF (CDL)
VictoryShares US Small Cap High Div Volatility Wtd ETF (CSB)
VictoryShares International High Div Volatility Wtd ETF (CID)
VictoryShares Dividend Accelerator ETF (VSDA)
Multi-Factor
VictoryShares US Multi-Factor Minimum Volatility ETF (VSMV)
Long/Cash
VictoryShares US 500 Enhanced Volatility Wtd ETF (CFO)
VictoryShares US EQ Income Enhanced Volatility Wtd ETF (CDC)
VictoryShares US Discovery Enhanced Volatility Wtd ETF (CSF)
VictoryShares Developed Enhanced Volatility Wtd ETF (CIZ)
Thematic
VictoryShares Nasdaq Next 50 ETF (QQQN)
Listed and traded on:
The Nasdaq Stock Market LLC
The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.
VictorySharesLiterature.com
866-376-7890

VictoryShares US 500 Volatility Wtd ETF Summary
Investment Objective
The VictoryShares US 500 Volatility Wtd ETF (the “Fund”) seeks to provide investment results that track the performance of the Nasdaq Victory US Large Cap 500 Volatility Weighted Index (the “Index”) before fees and expenses.
Fund Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Shareholder Fees (paid directly from your investment)	None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.30%
Other Expenses	0.09%
Total Annual Fund Operating Expenses	0.39%
Fee Waiver/Expense Reimbursement[1]	(0.04)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement[1]	0.35%
1
Victory Capital Management Inc. (the “Adviser”) has contractually agreed to waive its management fee and/or reimburse expenses so that the total annual fund operating expenses (excluding certain items such as interest, taxes, and brokerage commissions) do not exceed 0.35% through at least October 31, 2024. The Adviser is permitted to recoup advisory fees waived and expenses reimbursed for up to three years after the date of the waiver or reimbursement, subject to the lesser of any operating expense limits in effect at the time of (a) the original waiver or expense reimbursement; or (b) the recoupment, after giving effect to the recoupment amount. This agreement may only be terminated by the Fund’s Board of Trustees.
Example:
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that (1) you invest $10,000 in the Fund for the time periods indicated and then sell or continue to hold all of your shares at the end of the period, (2) your investment has a 5% return each year, and (3) the Fund’s operating expenses remain the same. The amounts shown reflect any fee waiver/expense reimbursement in place through its expiration date. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$36	$121	$215	$489
Portfolio Turnover:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover will generally indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund’s performance. For the most recent fiscal year, the Fund’s portfolio turnover rate was 24% of the average value of its portfolio.

VictoryShares US 500 Volatility Wtd ETF Summary
Principal Investment Strategy
The Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its assets directly or indirectly in the securities included in the Nasdaq Victory US Large Cap 500 Volatility Weighted Index (the “Index”), an unmanaged, volatility weighted index maintained exclusively by Nasdaq, Inc. (the “Index Provider”). The Index Provider is not affiliated with the Fund or the Adviser.
The Index combines fundamental criteria with individual security risk control achieved through volatility weighting of individual securities. The Index follows a rules-based methodology to construct its constituent securities:
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The Index universe begins with all publicly traded U.S. stocks and then screens for all companies with positive earnings over the last twelve months.
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The Index identifies the 500 largest U.S. stocks by market capitalization measured at the time the Index’s constituent securities are determined.
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The 500 stocks are weighted based on their daily standard deviation (volatility) of daily price changes over the last 180 trading days. Stocks with lower volatility receive a higher weighting and stocks with higher volatility receive a lower weighting.
The Index is reconstituted every March and September (based on information as of the prior month-end) and is adjusted to limit exposure to any particular sector to 25%. The Index may include more than or fewer than 500 stocks depending on the number of companies meeting the Index’s criteria. As of September 30, 2023, the Index had a market capitalization range from $0.5 billion to $2.7 trillion.
The Fund generally seeks to track the returns of the Index before fees and expenses by employing a replication strategy that seeks to hold all the stocks in the Index.
Principal Risks of Investing in the Fund
The Fund’s investments are subject to the following principal risks:
Equity Securities Risk — The value of the equity securities in which the Fund invests may decline in response to developments affecting individual companies and/or general economic conditions in the United States or abroad. A company’s earnings or dividends may not increase as expected (or may decline) because of poor management, competitive pressures, reliance on particular suppliers or geographical regions, labor problems or shortages, corporate restructurings, fraudulent disclosures, man-made or natural disasters, military confrontations or wars, terrorism, public health crises, or other events, conditions, and factors. Price changes may be temporary or last for extended periods.
Market Risk — Overall market risks may affect the value of the Fund. Domestic and international factors such as political events, war, terrorism, trade disputes, inflation rates, interest rate levels, and other fiscal and monetary policy changes; cybersecurity incidents, pandemics, and other public health crises; sanctions against a particular foreign country, its nationals, businesses, or industries; and related geopolitical events, as well as environmental disasters such as earthquakes, fires, and floods, or other catastrophes, may add to instability in global economies and markets generally, and may lead to increased market volatility. Global economies and financial markets are highly interconnected, which increases the possibility that conditions in one country or region might adversely affect issuers in another country or region. The impact of these and other factors may be short-term or may last for extended periods.
Large-Capitalization Stock Risk — The securities of large-sized companies may underperform the securities of smaller-sized companies or the market as a whole. The growth rate of larger, more established companies may lag those of smaller companies, especially during periods of economic expansion.

VictoryShares US 500 Volatility Wtd ETF Summary
Index Risk — The Fund attempts to track the performance of the Index. The Fund’s performance will be negatively affected by general declines in the securities and asset classes represented in the Index. In addition, because the Fund is not actively managed, unless a specific security is removed from the Index, the Fund generally will not sell a security because the security’s issuer was in financial trouble. The Fund also does not attempt to take defensive positions under any market conditions, including declining markets. Therefore, the Fund’s performance could be lower than funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline or a decline in the value of one or more issuers.
Passive Investment Risk — The Fund is not actively managed, and the Adviser does not take defensive positions under any market conditions, including declining markets.
Calculation Methodology Risk — The Index relies on various sources of information to assess the criteria of issuers included in the Index, including information that may be based on assumptions and estimates. Neither the Fund, the Index Provider, nor the Adviser can offer assurances that the Index’s calculation methodology or sources of information will provide an accurate assessment of included issuers or correct valuation of securities, nor can they guarantee the availability or timeliness of the production of the Index.
Tracking Error Risk — The Fund may be subject to tracking error, which is the divergence of the Fund’s performance from its index. Tracking error may occur because of, among other reasons, differences between the securities and other instruments held in the Fund’s portfolio and those included in the Index. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses, while the Index does not.
Rebalancing Risk — In purchasing and selling securities to rebalance its portfolio, the Fund will pay more in brokerage commissions than it would without a rebalancing policy. As a result of the need to rebalance, the Fund also has less flexibility in the timing of purchases and sales of securities than it would otherwise, and the rebalancing may result in high portfolio turnover. While we will attempt to minimize any adverse impact to the Fund or its shareholders, the Fund may have a higher proportion of capital gains and a lower return than a fund that does not have a rebalancing policy. Errors in index data, index computations or the construction of the index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders.
Exchange-Traded Fund (“ETF”) Structure Risk — The Fund is structured as an ETF and, as a result, is subject to special risks, including:
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Not Individually Redeemable — The Fund’s shares are not individually redeemable and may be redeemed by the Fund at its net asset value per share (“NAV”) only in large blocks known as Creation Units. The Fund may incur brokerage costs purchasing enough shares to constitute a Creation Unit. Alternatively, the Fund may redeem your shares by selling them on the secondary market at prevailing market prices.
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Trading Issues — Trading in shares on the exchange operated by Nasdaq Stock Market LLC (the “Exchange”) may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in shares inadvisable, such as extraordinary market volatility. There can be no assurance that shares will continue to meet the listing requirements of the Exchange. There is no guarantee that an active secondary market will develop for the shares. In stressed market conditions, authorized participants may be unwilling to participate in the creation/redemption process, particularly if the market for shares becomes less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings, which may lead to widening of bid-ask spreads and differences between the market price of the shares and the underlying value of those shares.

VictoryShares US 500 Volatility Wtd ETF Summary
◼
Market Price Variance Risk — The market prices of shares will fluctuate in response to changes in NAV and supply and demand for shares and will include a bid-ask spread charged by the exchange specialists, market makers, or other participants that trade the particular security. There may be times when the market price and the NAV vary significantly, particularly in times of market stress. This means that shares may trade at a premium or discount to NAV and bid-ask spreads may widen.
◼
Authorized Participants Concentration Risk — A limited number of financial institutions may be responsible for all or a significant portion of the creation and redemption activity for the Fund. If these firms exit the business or are unable or unwilling to process creation and/or redemption orders, shares may trade at a premium or discount to NAV and bid-ask spreads may widen.
◼
Intraday Indicative Value (“IIV”) Risk — The Exchange intends to disseminate the approximate per share value of the Fund’s published basket of securities (“Deposit Securities”) every 15 seconds (the “intraday indicative value” or “IIV”). The IIV is not a real-time update of the NAV per share of the Fund because the IIV may not be calculated in the same manner as the NAV. For example, the calculation of the NAV may be subject to fair valuation at different prices than those used in the calculations of the IIV and, unlike the calculation of NAV, the IIV does not take into account Fund expenses. The IIV calculations are based on local market prices and may not reflect events that occur subsequent to the local market’s close which could affect premiums and discounts between the IIV and the market price of the shares. In addition, the IIV is based on the published Deposit Securities and not on the Fund’s actual holdings.
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Tax-Efficiency Risk — Redemptions of shares may be effected for cash, rather than in kind, which means that the Fund may need to sell portfolio securities in order to complete an in-cash redemption, and may recognize net gains on these sales. As a result, investments in the shares may be less tax-efficient than investments in ETFs that redeem solely or principally in kind, and the Fund may pay out higher annual capital gain distributions than if the in-kind redemption process was used.
Valuation Risk — The sale price the Fund could receive for a security may differ from the Fund’s valuation of the security and may differ from the value used by the Index, particularly for securities that trade in low volume or volatile markets or that are valued using a fair value methodology. The Fund relies on various sources to calculate its NAV. The information may be provided by third parties that are believed to be reliable, but the information may not be accurate due to errors by such pricing sources, technological issues, or otherwise.
You may lose money by investing in the Fund. There is no guarantee that the Fund will achieve its objective. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
By itself, the Fund does not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to weather changes in the value of their investment.
Investment Performance
The bar chart and table that follow are intended to help you understand some of the risks of investing in the Fund. The bar chart shows you how the Fund’s calendar year performance has varied over the past 10 years (or the life of the Fund if shorter). The table compares the Fund’s average annual total returns over the same period to one or more broad measures of market performance. We assume reinvestment of dividends and distributions.
Updated performance information is available on the Fund’s website at vcm.com.

VictoryShares US 500 Volatility Wtd ETF Summary
Calendar Year Returns

40%
30%
20%
10%
0%
-10%
-20%
-0.51%
14.41%
22.38%
-8.61%
30.32%
11.91%
26.07%
-11.28%
2015
2016
2017
2018
2019
2020
2021
2022

During the periods shown in the chart:	Returns	Quarter ended
Highest Quarter	19.65%	June 30, 2020
Lowest Quarter	-24.63%	March 31, 2020

Year-to-date return	1.41%	September 30, 2023

Average Annual Total Returns (For the Periods Ended December 31, 2022)	1 Year	5 Years	Life of Fund[1]
FUND
Before Taxes	-11.28%	8.31%	9.57%
After Taxes on Distributions	-11.62%	7.96%	9.22%
After Taxes on Distributions and Sale of Fund Shares	-6.44%	6.51%	7.73%
Indices
S&P 500® Index reflects no deduction for fees, expenses, or taxes	-18.11%	9.42%	10.21%
Nasdaq Victory US Large Cap 500 Volatility Weighted Index reflects no deduction for fees, expenses, or taxes	-10.95%	8.69%	9.97%
1
Inception date is July 2, 2014.
After-tax returns use the historical highest individual federal marginal income tax rates and do not reflect the effect of state and local taxes. In certain situations, the return after taxes on distributions and sale of fund shares may be higher than the other return amounts. A higher after-tax return may result when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant if you own your Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
Management of the Fund
Investment Adviser
Victory Capital Management Inc. (the “Adviser”) serves as the Fund’s investment adviser. The portfolio manager primarily responsible for day-to-day management of the Fund is a member of the Adviser's Victory Solutions platform, which oversees the Adviser's rules-basedinvestment strategies.

VictoryShares US 500 Volatility Wtd ETF Summary
Portfolio Management
	Title	Tenure with the Fund
Mannik Dhillon, CFA, CAIA®	President, VictoryShares and Solutions	Since 2018
Purchase and Sale of Fund Shares
The Fund will issue and redeem shares at NAV only in large blocks of 50,000 shares (each block of shares is called a “Creation Unit”). Creation Units are issued and redeemed for cash and/or in-kind for securities by Authorized Participants (“APs”) that have entered into agreements with the Fund’s distributor. Except when aggregated in Creation Units, shares are not redeemable securities of the Fund.
Shares of the Fund are listed for trading on the Exchange. Individual shares may only be purchased and sold in the secondary market through a broker or dealer at a market price. Because shares of the Fund trade at market prices rather than NAV, shares may trade at a price that is greater than (a premium), at, or less than (a discount) NAV. An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares (bid) and the lowest price a seller is willing to accept for shares (ask) when buying or selling shares in the secondary market (the “bid-ask spread”).
For recent information about the Fund, including the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, visit vcm.com.
Tax Information
The Fund’s distributions generally are taxable as ordinary income, qualified dividend income, or capital gains. A sale of shares may result in a capital gain or loss.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

VictoryShares US Small Cap Volatility Wtd ETF Summary
Investment Objective
The VictoryShares US Small Cap Volatility Wtd ETF (the “Fund”) seeks to provide investment results that track the performance of the Nasdaq Victory US Small Cap 500 Volatility Weighted Index (the “Index”) before fees and expenses.
Fund Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Shareholder Fees (paid directly from your investment)	None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.30%
Other Expenses	0.28%
Total Annual Fund Operating Expenses	0.58%
Fee Waiver/Expense Reimbursement[1]	(0.23)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement[1]	0.35%
1
Victory Capital Management Inc. (the “Adviser”) has contractually agreed to waive its management fee and/or reimburse expenses so that the total annual fund operating expenses (excluding certain items such as interest, taxes, and brokerage commissions) do not exceed 0.35% through at least October 31, 2024. The Adviser is permitted to recoup advisory fees waived and expenses reimbursed for up to three years after the date of the waiver or reimbursement, subject to the lesser of any operating expense limits in effect at the time of (a) the original waiver or expense reimbursement; or (b) the recoupment, after giving effect to the recoupment amount. This agreement may only be terminated by the Fund’s Board of Trustees.
Example:
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that (1) you invest $10,000 in the Fund for the time periods indicated and then sell or continue to hold all of your shares at the end of the period, (2) your investment has a 5% return each year, and (3) the Fund’s operating expenses remain the same. The amounts shown reflect any fee waiver/expense reimbursement in place through its expiration date. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$36	$163	$301	$704
Portfolio Turnover:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover will generally indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund’s performance. For the most recent fiscal year, the Fund’s portfolio turnover rate was 68% of the average value of its portfolio.

VictoryShares US Small Cap Volatility Wtd ETF Summary
Principal Investment Strategy
The Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its assets directly or indirectly in the securities included in the Nasdaq Victory US Small Cap 500 Volatility Weighted Index (the “Index”), an unmanaged, volatility weighted index maintained exclusively by Nasdaq, Inc. (the “Index Provider”). The Index Provider is not affiliated with the Fund or the Adviser.
The Index combines fundamental criteria with individual security risk control achieved through volatility weighting of individual securities. The Index follows a rules-based methodology to construct its constituent securities:
◼
The Index universe begins with all publicly traded U.S. stocks and then gathers the bottom 10% by market capitalization as represented by the NASDAQ US Small Cap Index (NQUSS).
◼
The Index then screens for the 500 largest companies by market capitalization with positive earnings over the last 12 months.
◼
The 500 stocks are weighted based on their daily standard deviation (volatility) of daily price changes over the last 180 trading days. Stocks with lower volatility receive a higher weighting and stocks with higher volatility receive a lower weighting.
The Index is reconstituted every March and September (based on information as of the prior month-end) and is adjusted to limit exposure to any particular sector to 25%. The Index may include more than or fewer than 500 stocks depending on the number of companies meeting the Index’s criteria. As of September 30, 2023, the Index had a market capitalization range from $0.5 billion to $14.5 billion.
The Fund generally seeks to track the returns of the Index before fees and expenses by employing a replication strategy that seeks to hold all the stocks in the Index.
Principal Risks of Investing in the Fund
The Fund’s investments are subject to the following principal risks:
Equity Securities Risk — The value of the equity securities in which the Fund invests may decline in response to developments affecting individual companies and/or general economic conditions in the United States or abroad. A company’s earnings or dividends may not increase as expected (or may decline) because of poor management, competitive pressures, reliance on particular suppliers or geographical regions, labor problems or shortages, corporate restructurings, fraudulent disclosures, man-made or natural disasters, military confrontations or wars, terrorism, public health crises, or other events, conditions, and factors. Price changes may be temporary or last for extended periods.
Market Risk — Overall market risks may affect the value of the Fund. Domestic and international factors such as political events, war, terrorism, trade disputes, inflation rates, interest rate levels, and other fiscal and monetary policy changes; cybersecurity incidents, pandemics, and other public health crises; sanctions against a particular foreign country, its nationals, businesses, or industries; and related geopolitical events, as well as environmental disasters such as earthquakes, fires, and floods, or other catastrophes, may add to instability in global economies and markets generally, and may lead to increased market volatility. Global economies and financial markets are highly interconnected, which increases the possibility that conditions in one country or region might adversely affect issuers in another country or region. The impact of these and other factors may be short-term or may last for extended periods.
Small-Capitalization Stock Risk — Investments in small-capitalization companies involve greater risks than those associated with larger, more established companies. These securities may be subject to more abrupt or erratic price movements and may lack sufficient market liquidity, making it difficult for a Fund to buy and sell them at the time and price desired, and these issuers often face greater business risks. Small-capitalization companies typically are less financially stable than larger, more

VictoryShares US Small Cap Volatility Wtd ETF Summary
established companies, and may depend on a small number of key personnel, making them vulnerable to loss of personnel. These companies also generally have less diverse product lines than larger capitalization companies and are more susceptible to adverse developments related to their products.
Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the investments in which the Fund invests, the Fund might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of the Adviser. Markets for the investments in which the Fund invests may be disrupted by a number of events, including but not limited to economic crises, natural disasters, new legislation, or regulatory changes, and may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with the Index.
Index Risk — The Fund attempts to track the performance of the Index. The Fund’s performance will be negatively affected by general declines in the securities and asset classes represented in the Index. In addition, because the Fund is not actively managed, unless a specific security is removed from the Index, the Fund generally will not sell a security because the security’s issuer was in financial trouble. The Fund also does not attempt to take defensive positions under any market conditions, including declining markets. Therefore, the Fund’s performance could be lower than funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline or a decline in the value of one or more issuers.
Passive Investment Risk — The Fund is not actively managed, and the Adviser does not take defensive positions under any market conditions, including declining markets.
Calculation Methodology Risk — The Index relies on various sources of information to assess the criteria of issuers included in the Index, including information that may be based on assumptions and estimates. Neither the Fund, the Index Provider, nor the Adviser can offer assurances that the Index’s calculation methodology or sources of information will provide an accurate assessment of included issuers or correct valuation of securities, nor can they guarantee the availability or timeliness of the production of the Index.
Tracking Error Risk — The Fund may be subject to tracking error, which is the divergence of the Fund’s performance from its index. Tracking error may occur because of, among other reasons, differences between the securities and other instruments held in the Fund’s portfolio and those included in the Index. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses, while the Index does not.
Rebalancing Risk — In purchasing and selling securities to rebalance its portfolio, the Fund will pay more in brokerage commissions than it would without a rebalancing policy. As a result of the need to rebalance, the Fund also has less flexibility in the timing of purchases and sales of securities than it would otherwise, and the rebalancing may result in high portfolio turnover. While we will attempt to minimize any adverse impact to the Fund or its shareholders, the Fund may have a higher proportion of capital gains and a lower return than a fund that does not have a rebalancing policy. Errors in index data, index computations or the construction of the index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders.
Exchange-Traded Fund (“ETF”) Structure Risk — The Fund is structured as an ETF and, as a result, is subject to special risks, including:
◼
Not Individually Redeemable — The Fund’s shares are not individually redeemable and may be redeemed by the Fund at its net asset value per share (“NAV”) only in large blocks known as Creation Units. The Fund may incur brokerage costs purchasing enough shares to constitute a Creation Unit. Alternatively, the Fund may redeem your shares by selling them on the secondary market at prevailing market prices.

VictoryShares US Small Cap Volatility Wtd ETF Summary
◼
Trading Issues — Trading in shares on the exchange operated by Nasdaq Stock Market LLC (the “Exchange”) may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in shares inadvisable, such as extraordinary market volatility. There can be no assurance that shares will continue to meet the listing requirements of the Exchange. There is no guarantee that an active secondary market will develop for the shares. In stressed market conditions, authorized participants may be unwilling to participate in the creation/redemption process, particularly if the market for shares becomes less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings, which may lead to widening of bid-ask spreads and differences between the market price of the shares and the underlying value of those shares.
◼
Market Price Variance Risk — The market prices of shares will fluctuate in response to changes in NAV and supply and demand for shares and will include a bid-ask spread charged by the exchange specialists, market makers, or other participants that trade the particular security. There may be times when the market price and the NAV vary significantly, particularly in times of market stress. This means that shares may trade at a premium or discount to NAV and bid-ask spreads may widen.
◼
Authorized Participants Concentration Risk — A limited number of financial institutions may be responsible for all or a significant portion of the creation and redemption activity for the Fund. If these firms exit the business or are unable or unwilling to process creation and/or redemption orders, shares may trade at a premium or discount to NAV and bid-ask spreads may widen.
◼
Intraday Indicative Value (“IIV”) Risk — The Exchange intends to disseminate the approximate per share value of the Fund’s published basket of securities (“Deposit Securities”) every 15 seconds (the “intraday indicative value” or “IIV”). The IIV is not a real-time update of the NAV per share of the Fund because the IIV may not be calculated in the same manner as the NAV. For example, the calculation of the NAV may be subject to fair valuation at different prices than those used in the calculations of the IIV and, unlike the calculation of NAV, the IIV does not take into account Fund expenses. The IIV calculations are based on local market prices and may not reflect events that occur subsequent to the local market’s close which could affect premiums and discounts between the IIV and the market price of the shares. In addition, the IIV is based on the published Deposit Securities and not on the Fund’s actual holdings.
◼
Tax-Efficiency Risk — Redemptions of shares may be effected for cash, rather than in kind, which means that the Fund may need to sell portfolio securities in order to complete an in-cash redemption, and may recognize net gains on these sales. As a result, investments in the shares may be less tax-efficient than investments in ETFs that redeem solely or principally in kind, and the Fund may pay out higher annual capital gain distributions than if the in-kind redemption process was used.
Valuation Risk — The sale price the Fund could receive for a security may differ from the Fund’s valuation of the security and may differ from the value used by the Index, particularly for securities that trade in low volume or volatile markets or that are valued using a fair value methodology. The Fund relies on various sources to calculate its NAV. The information may be provided by third parties that are believed to be reliable, but the information may not be accurate due to errors by such pricing sources, technological issues, or otherwise.
You may lose money by investing in the Fund. There is no guarantee that the Fund will achieve its objective. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
By itself, the Fund does not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to weather changes in the value of their investment.

VictoryShares US Small Cap Volatility Wtd ETF Summary
Investment Performance
The bar chart and table that follow are intended to help you understand some of the risks of investing in the Fund. The bar chart shows you how the Fund’s calendar year performance has varied over the past 10 years (or the life of the Fund if shorter). The table compares the Fund’s average annual total returns over the same period to one or more broad measures of market performance. We assume reinvestment of dividends and distributions.
Updated performance information is available on the Fund’s website at vcm.com.
Calendar Year Returns

40%
30%
20%
10%
0%
-10%
-20%
27.90%
12.10%
-10.47%
23.53%
10.45%
29.64%
-14.61%
2016
2017
2018
2019
2020
2021
2022

During the periods shown in the chart:	Returns	Quarter ended
Highest Quarter	31.90%	December 31, 2020
Lowest Quarter	-33.16%	March 31, 2020

Year-to-date return	1.75%	September 30, 2023

Average Annual Total Returns (For the Periods Ended December 31, 2022)	1 Year	5 Years	Life of Fund[1]
FUND
Before Taxes	-14.61%	6.22%	8.41%
After Taxes on Distributions	-14.90%	5.86%	8.07%
After Taxes on Distributions and Sale of Fund Shares	-8.44%	4.83%	6.71%
Indices
Russell 2000® Index reflects no deduction for fees, expenses, or taxes	-20.44%	4.13%	6.12%
Nasdaq Victory US Small Cap 500 Volatility Weighted Index reflects no deduction for fees, expenses or taxes	-14.24%	6.62%	8.77%
1
Inception date is July 8, 2015.
After-tax returns use the historical highest individual federal marginal income tax rates and do not reflect the effect of state and local taxes. In certain situations, the return after taxes on distributions and sale of fund shares may be higher than the other return amounts. A higher after-tax return may result when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. Actual after-tax returns depend on your tax situation and may differ from

VictoryShares US Small Cap Volatility Wtd ETF Summary
those shown. After-tax returns shown are not relevant if you own your Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
Management of the Fund
Investment Adviser
Victory Capital Management Inc. (the “Adviser”) serves as the Fund’s investment adviser. The portfolio manager primarily responsible for day-to-day management of the Fund is a member of the Adviser's Victory Solutions platform, which oversees the Adviser's rules-basedinvestment strategies.
Portfolio Management
	Title	Tenure with the Fund
Mannik Dhillon, CFA, CAIA®	President, VictoryShares and Solutions	Since 2018
Purchase and Sale of Fund Shares
The Fund will issue and redeem shares at NAV only in large blocks of 50,000 shares (each block of shares is called a “Creation Unit”). Creation Units are issued and redeemed for cash and/or in-kind for securities by Authorized Participants (“APs”) that have entered into agreements with the Fund’s distributor. Except when aggregated in Creation Units, shares are not redeemable securities of the Fund.
Shares of the Fund are listed for trading on the Exchange. Individual shares may only be purchased and sold in the secondary market through a broker or dealer at a market price. Because shares of the Fund trade at market prices rather than NAV, shares may trade at a price that is greater than (a premium), at, or less than (a discount) NAV. An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares (bid) and the lowest price a seller is willing to accept for shares (ask) when buying or selling shares in the secondary market (the “bid-ask spread”).
For recent information about the Fund, including the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, visit vcm.com.
Tax Information
The Fund’s distributions generally are taxable as ordinary income, qualified dividend income, or capital gains. A sale of shares may result in a capital gain or loss.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

VictoryShares International Volatility Wtd ETF Summary
Investment Objective
The VictoryShares International Volatility Wtd ETF (the “Fund”) seeks to provide investment results that track the performance of the Nasdaq Victory International 500 Volatility Weighted Index (the “Index”) before fees and expenses.
Fund Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Shareholder Fees (paid directly from your investment)	None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.40%
Other Expenses	0.24%
Total Annual Fund Operating Expenses	0.64%
Fee Waiver/Expense Reimbursement[1]	(0.19)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement[1]	0.45%
1
Victory Capital Management Inc. (the “Adviser”) has contractually agreed to waive its management fee and/or reimburse expenses so that the total annual fund operating expenses (excluding certain items such as interest, taxes, and brokerage commissions) do not exceed 0.45% through at least October 31, 2024. The Adviser is permitted to recoup advisory fees waived and expenses reimbursed for up to three years after the date of the waiver or reimbursement, subject to the lesser of any operating expense limits in effect at the time of (a) the original waiver or expense reimbursement; or (b) the recoupment, after giving effect to the recoupment amount. This agreement may only be terminated by the Fund’s Board of Trustees.
Example:
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that (1) you invest $10,000 in the Fund for the time periods indicated and then sell or continue to hold all of your shares at the end of the period, (2) your investment has a 5% return each year, and (3) the Fund’s operating expenses remain the same. The amounts shown reflect any fee waiver/expense reimbursement in place through its expiration date. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$46	$186	$338	$780
Portfolio Turnover:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover will generally indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund’s performance. For the most recent fiscal year, the Fund’s portfolio turnover rate was 30% of the average value of its portfolio.

VictoryShares International Volatility Wtd ETF Summary
Principal Investment Strategy
The Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its assets directly or indirectly in the securities included in the Nasdaq Victory International 500 Volatility Weighted Index (the “Index”), an unmanaged, volatility weighted index maintained exclusively by Nasdaq, Inc. (the “Index Provider”). The Index Provider is not affiliated with the Fund or the Adviser.
The Index combines fundamental criteria with individual security risk control achieved through volatility weighting of individual securities. The Index follows a rules-based methodology to construct its constituent securities:
◼
The Index universe begins with all publicly traded foreign companies and then screens for all companies with positive earnings over the last twelve months.
◼
The Index identifies the 500 largest foreign companies by market capitalization measured at the time the Index’s constituent securities are determined.
◼
The 500 stocks are weighted based on their daily standard deviation (volatility) of daily price changes over the last 180 trading days. Stocks with lower volatility receive a higher weighting and stocks with higher volatility receive a lower weighting.
The Index considers foreign companies to be those that are organized or domiciled in a developed country (excluding the U.S. and emerging markets) and whose stock principally trades on a foreign exchange. Representative developed markets include Canada, France, Germany, Japan, Hong Kong and Australia.
The Index is reconstituted every March and September (based on information as of the prior month-end) and is adjusted to limit exposure to any particular country to 20% and any particular sector to 25%. The Index may include more than or fewer than 500 stocks depending on the number of companies meeting the Index’s criteria.
The Fund seeks to track the returns of the Index before fees and expenses by employing, under normal circumstances, a “sampling” process to invest in a representative sample of stocks included in the Index. The Fund’s portfolio managers select these stocks using a statistical optimization process designed to produce investment characteristics that closely approximate those of the Index.
Principal Risks of Investing in the Fund
The Fund’s investments are subject to the following principal risks:
Equity Securities Risk — The value of the equity securities in which the Fund invests may decline in response to developments affecting individual companies and/or general economic conditions in the United States or abroad. A company’s earnings or dividends may not increase as expected (or may decline) because of poor management, competitive pressures, reliance on particular suppliers or geographical regions, labor problems or shortages, corporate restructurings, fraudulent disclosures, man-made or natural disasters, military confrontations or wars, terrorism, public health crises, or other events, conditions, and factors. Price changes may be temporary or last for extended periods.
Market Risk — Overall market risks may affect the value of the Fund. Domestic and international factors such as political events, war, terrorism, trade disputes, inflation rates, interest rate levels, and other fiscal and monetary policy changes; cybersecurity incidents, pandemics, and other public health crises; sanctions against a particular foreign country, its nationals, businesses, or industries; and related geopolitical events, as well as environmental disasters such as earthquakes, fires, and floods, or other catastrophes, may add to instability in global economies and markets generally, and may lead to increased market volatility. Global economies and financial markets are highly interconnected, which increases the possibility that conditions in one country or region might adversely affect issuers in another country or region. The impact of these and other factors may be short-term or may last for extended periods.

VictoryShares International Volatility Wtd ETF Summary
Foreign Securities Risk — Foreign securities (including depositary receipts) are subject to political, regulatory, and economic risks not present in domestic investments. Foreign securities could be affected by factors not present in the United States, including expropriation, confiscation of property, and difficulties in enforcing contracts. Compared to U.S. companies, there generally is less publicly available information about foreign companies and there may be less governmental regulation and supervision of foreign companies. Foreign securities generally experience more volatility than their domestic counterparts. Depositary receipts may have additional risks, including creditworthiness of the depositary bank and the risk of an illiquid market. In addition, to the extent investments are made in a limited number of countries, events in those countries will have a more significant impact on the Fund. Fluctuations in the exchange rates between the U.S. dollar and foreign currencies, currency exchange control regulations, and restrictions or prohibitions on the repatriation of foreign currencies may negatively affect an investment.
Index Risk — The Fund attempts to track the performance of the Index. The Fund’s performance will be negatively affected by general declines in the securities and asset classes represented in the Index. In addition, because the Fund is not actively managed, unless a specific security is removed from the Index, the Fund generally will not sell a security because the security’s issuer was in financial trouble. The Fund also does not attempt to take defensive positions under any market conditions, including declining markets. Therefore, the Fund’s performance could be lower than funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline or a decline in the value of one or more issuers.
Passive Investment Risk — The Fund is not actively managed, and the Adviser does not take defensive positions under any market conditions, including declining markets.
Calculation Methodology Risk — The Index relies on various sources of information to assess the criteria of issuers included in the Index, including information that may be based on assumptions and estimates. Neither the Fund, the Index Provider, nor the Adviser can offer assurances that the Index’s calculation methodology or sources of information will provide an accurate assessment of included issuers or correct valuation of securities, nor can they guarantee the availability or timeliness of the production of the Index.
Tracking Error Risk — The Fund may be subject to tracking error, which is the divergence of the Fund’s performance from its index. Tracking error may occur because of, among other reasons, differences between the securities and other instruments held in the Fund’s portfolio and those included in the Index. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses, while the Index does not. The Fund’s use of representative sampling may cause the tracking error to be higher than would be the case if the Fund purchased all of the securities in the Index.
Rebalancing Risk — In purchasing and selling securities to rebalance its portfolio, the Fund will pay more in brokerage commissions than it would without a rebalancing policy. As a result of the need to rebalance, the Fund also has less flexibility in the timing of purchases and sales of securities than it would otherwise, and the rebalancing may result in high portfolio turnover. While we will attempt to minimize any adverse impact to the Fund or its shareholders, the Fund may have a higher proportion of capital gains and a lower return than a fund that does not have a rebalancing policy. Errors in index data, index computations or the construction of the index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders.
Sampling Risk — The Fund’s use of a representative sampling approach, if used, could result in it holding a smaller number of securities than are in the Index. As a result, an adverse development with an issuer or a small number of issuers of securities held by the Fund could result in a greater decline in NAV than would be the case if the Fund held all of the securities in the Index. To the extent the assets in the Fund are smaller, these risks will be greater.

VictoryShares International Volatility Wtd ETF Summary
Exchange-Traded Fund (“ETF”) Structure Risk — The Fund is structured as an ETF and, as a result, is subject to special risks, including:
◼
Not Individually Redeemable — The Fund’s shares are not individually redeemable and may be redeemed by the Fund at its net asset value per share (“NAV”) only in large blocks known as Creation Units. The Fund may incur brokerage costs purchasing enough shares to constitute a Creation Unit. Alternatively, the Fund may redeem your shares by selling them on the secondary market at prevailing market prices.
◼
Trading Issues — Trading in shares on the exchange operated by Nasdaq Stock Market LLC (the “Exchange”) may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in shares inadvisable, such as extraordinary market volatility. There can be no assurance that shares will continue to meet the listing requirements of the Exchange. There is no guarantee that an active secondary market will develop for the shares. In stressed market conditions, authorized participants may be unwilling to participate in the creation/redemption process, particularly if the market for shares becomes less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings, which may lead to widening of bid-ask spreads and differences between the market price of the shares and the underlying value of those shares.
◼
Market Price Variance Risk — The market prices of shares will fluctuate in response to changes in NAV and supply and demand for shares and will include a bid-ask spread charged by the exchange specialists, market makers, or other participants that trade the particular security. There may be times when the market price and the NAV vary significantly, particularly in times of market stress. This means that shares may trade at a premium or discount to NAV and bid-ask spreads may widen.
◼
International Closed Market Trading Risk — Many of the Fund’s underlying securities trade on foreign exchanges that are closed when the Exchange is open; consequently, events may transpire while such foreign exchanges are closed but the Exchange is open that may change the value of such underlying securities relative to their last quoted prices on such foreign exchanges.
◼
Authorized Participants Concentration Risk — A limited number of financial institutions may be responsible for all or a significant portion of the creation and redemption activity for the Fund. If these firms exit the business or are unable or unwilling to process creation and/or redemption orders, shares may trade at a premium or discount to NAV and bid-ask spreads may widen.
◼
Intraday Indicative Value (“IIV”) Risk — The Exchange intends to disseminate the approximate per share value of the Fund’s published basket of securities (“Deposit Securities”) every 15 seconds (the “intraday indicative value” or “IIV”). The IIV is not a real-time update of the NAV per share of the Fund because the IIV may not be calculated in the same manner as the NAV. For example, the calculation of the NAV may be subject to fair valuation at different prices than those used in the calculations of the IIV and, unlike the calculation of NAV, the IIV does not take into account Fund expenses. The IIV calculations are based on local market prices and may not reflect events that occur subsequent to the local market’s close which could affect premiums and discounts between the IIV and the market price of the shares. In addition, the IIV is based on the published Deposit Securities and not on the Fund’s actual holdings.
◼
Tax-Efficiency Risk — Redemptions of shares may be effected for cash, rather than in kind, which means that the Fund may need to sell portfolio securities in order to complete an in-cash redemption, and may recognize net gains on these sales. As a result, investments in the shares may be less tax-efficient than investments in ETFs that redeem solely or principally in kind, and the Fund may pay out higher annual capital gain distributions than if the in-kind redemption process was used.

VictoryShares International Volatility Wtd ETF Summary
Valuation Risk — The sale price the Fund could receive for a security may differ from the Fund’s valuation of the security and may differ from the value used by the Index, particularly for securities that trade in low volume or volatile markets or that are valued using a fair value methodology. The Fund relies on various sources to calculate its NAV. The information may be provided by third parties that are believed to be reliable, but the information may not be accurate due to errors by such pricing sources, technological issues, or otherwise.
Large Shareholder Risk — Certain large shareholders, including other funds advised by the Adviser, may from time to time own a substantial amount of the Fund’s shares. The actions by one shareholder or multiple shareholders may have an impact on the Fund and, therefore, indirectly on other shareholders. Shareholder purchase and redemption activity may affect the per share amount of the Fund’s distributions of its net investment income and net realized capital gains, if any, thereby affecting the tax burden on the Fund’s shareholders subject to federal income tax. To the extent a larger shareholder (including, for example, an affiliated fund that operates as a fund-of-funds or 529 college savings plan) is permitted to invest in the Fund, the Fund may experience large inflows or outflows of cash from time to time. This activity could magnify these adverse effects on the Fund.
You may lose money by investing in the Fund. There is no guarantee that the Fund will achieve its objective. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
By itself, the Fund does not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to weather changes in the value of their investment.
Investment Performance
The bar chart and table that follow are intended to help you understand some of the risks of investing in the Fund. The bar chart shows you how the Fund’s calendar year performance has varied over the past 10 years (or the life of the Fund if shorter). The table compares the Fund’s average annual total returns over the same period to one or more broad measures of market performance. We assume reinvestment of dividends and distributions.
Updated performance information is available on the Fund’s website at vcm.com.
Calendar Year Returns

40%
30%
20%
10%
0%
-10%
-20%
26.90%
20.02%
12.28%
6.09%
-0.82%
-13.28%
-15.80%
2016
2017
2018
2019
2020
2021
2022

During the periods shown in the chart:	Returns	Quarter ended
Highest Quarter	15.16%	December 31, 2022
Lowest Quarter	-22.89%	March 31, 2020

Year-to-date return	4.88%	September 30, 2023

VictoryShares International Volatility Wtd ETF Summary

Average Annual Total Returns (For the Periods Ended December 31, 2022)	1 Year	5 Years	Life of Fund[1]
FUND
Before Taxes	-15.80%	0.86%	3.30%
After Taxes on Distributions	-14.77%	0.68%	3.04%
After Taxes on Distributions and Sale of Fund Shares	-7.47%	1.09%	2.89%
Indices
MSCI EAFE Index reflects no deduction for fees, expenses, or taxes, except foreign withholding taxes	-14.45%	1.54%	3.62%
Nasdaq Victory International 500 Volatility Weighted Index reflects no deduction for fees, expenses, or taxes, except foreign withholding taxes	-15.43%	1.19%	2.51%
1
Inception date is August 20, 2015.
After-tax returns use the historical highest individual federal marginal income tax rates and do not reflect the effect of state and local taxes. In certain situations, the return after taxes on distributions and sale of fund shares may be higher than the other return amounts. A higher after-tax return may result when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant if you own your Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
Management of the Fund
Investment Adviser
Victory Capital Management Inc. (the “Adviser”) serves as the Fund’s investment adviser. The portfolio manager primarily responsible for day-to-day management of the Fund is a member of the Adviser's Victory Solutions platform, which oversees the Adviser's rules-basedinvestment strategies.
Portfolio Management
	Title	Tenure with the Fund
Mannik Dhillon, CFA, CAIA®	President, VictoryShares and Solutions	Since 2018
Purchase and Sale of Fund Shares
The Fund will issue and redeem shares at NAV only in large blocks of 50,000 shares (each block of shares is called a “Creation Unit”). Creation Units are issued and redeemed for cash and/or in-kind for securities by Authorized Participants (“APs”) that have entered into agreements with the Fund’s distributor. Except when aggregated in Creation Units, shares are not redeemable securities of the Fund.
Shares of the Fund are listed for trading on the Exchange. Individual shares may only be purchased and sold in the secondary market through a broker or dealer at a market price. Because shares of the Fund trade at market prices rather than NAV, shares may trade at a price that is greater than (a premium), at, or less than (a discount) NAV. An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares (bid) and the lowest price a seller is willing to accept for shares (ask) when buying or selling shares in the secondary market (the “bid-ask spread”).

VictoryShares International Volatility Wtd ETF Summary
For recent information about the Fund, including the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, visit vcm.com.
Tax Information
The Fund’s distributions generally are taxable as ordinary income, qualified dividend income, or capital gains. A sale of shares may result in a capital gain or loss.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

VictoryShares US Large Cap High Div Volatility Wtd ETF Summary
Investment Objective
The VictoryShares US Large Cap High Div Volatility Wtd ETF (the “Fund”) seeks to provide investment results that track the performance of the Nasdaq Victory US Large Cap High Dividend 100 Volatility Weighted Index (the “Index”) before fees and expenses.
Fund Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Shareholder Fees (paid directly from your investment)	None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.30%
Other Expenses	0.10%
Total Annual Fund Operating Expenses	0.40%
Fee Waiver/Expense Reimbursement[1]	(0.05)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement[1]	0.35%
1
Victory Capital Management Inc. (the “Adviser”) has contractually agreed to waive its management fee and/or reimburse expenses so that the total annual fund operating expenses (excluding certain items such as interest, taxes, and brokerage commissions) do not exceed 0.35% through at least October 31, 2024. The Adviser is permitted to recoup advisory fees waived and expenses reimbursed for up to three years after the date of the waiver or reimbursement, subject to the lesser of any operating expense limits in effect at the time of (a) the original waiver or expense reimbursement; or (b) the recoupment, after giving effect to the recoupment amount. This agreement may only be terminated by the Fund’s Board of Trustees.
Example:
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that (1) you invest $10,000 in the Fund for the time periods indicated and then sell or continue to hold all of your shares at the end of the period, (2) your investment has a 5% return each year, and (3) the Fund’s operating expenses remain the same. The amounts shown reflect any fee waiver/expense reimbursement in place through its expiration date. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$36	$123	$219	$500
Portfolio Turnover:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover will generally indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund’s performance. For the most recent fiscal year, the Fund’s portfolio turnover rate was 47% of the average value of its portfolio.

VictoryShares US Large Cap High Div Volatility Wtd ETF Summary
Principal Investment Strategy
The Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its assets directly or indirectly in the securities included in the Nasdaq Victory US Large Cap High Dividend 100 Volatility Weighted Index (the “Index”), an unmanaged, volatility weighted index maintained exclusively by Nasdaq, Inc. (the “Index Provider”). The Index Provider is not affiliated with the Fund or the Adviser.
The Index combines fundamental criteria with individual security risk control achieved through volatility weighting of individual securities. The Index follows a rules-based methodology to construct its constituent securities:
◼
The Index universe begins with the stocks included in the Nasdaq Victory US Large Cap 500 Volatility Weighted Index, a volatility weighted index comprised of the 500 largest U.S. companies by market capitalization with positive earnings over the last twelve months.
◼
The Index identifies the 100 highest dividend yielding stocks in the Nasdaq Victory US Large Cap 500 Volatility Weighted Index.
◼
The 100 stocks are weighted based on their daily standard deviation (volatility) of daily price changes over the last 180 trading days. Stocks with lower volatility receive a higher weighting and stocks with higher volatility receive a lower weighting.
The Index is reconstituted every March and September (based on information as of the prior month-end) and is adjusted to limit exposure to any particular sector to 25%. The Index may include more than or fewer than 100 stocks depending on the number of companies meeting the Index’s criteria. As of September 30, 2023, the Index had a market capitalization range from $0.5 billion to $470.7 billion.
The Fund generally seeks to track the returns of the Index before fees and expenses by employing a replication strategy that seeks to hold all the stocks in the Index.
Principal Risks of Investing in the Fund
The Fund’s investments are subject to the following principal risks:
Equity Securities Risk — The value of the equity securities in which the Fund invests may decline in response to developments affecting individual companies and/or general economic conditions in the United States or abroad. A company’s earnings or dividends may not increase as expected (or may decline) because of poor management, competitive pressures, reliance on particular suppliers or geographical regions, labor problems or shortages, corporate restructurings, fraudulent disclosures, man-made or natural disasters, military confrontations or wars, terrorism, public health crises, or other events, conditions, and factors. Price changes may be temporary or last for extended periods.
Market Risk — Overall market risks may affect the value of the Fund. Domestic and international factors such as political events, war, terrorism, trade disputes, inflation rates, interest rate levels, and other fiscal and monetary policy changes; cybersecurity incidents, pandemics, and other public health crises; sanctions against a particular foreign country, its nationals, businesses, or industries; and related geopolitical events, as well as environmental disasters such as earthquakes, fires, and floods, or other catastrophes, may add to instability in global economies and markets generally, and may lead to increased market volatility. Global economies and financial markets are highly interconnected, which increases the possibility that conditions in one country or region might adversely affect issuers in another country or region. The impact of these and other factors may be short-term or may last for extended periods.
Large-Capitalization Stock Risk — The securities of large-sized companies may underperform the securities of smaller-sized companies or the market as a whole. The growth rate of larger, more established companies may lag those of smaller companies, especially during periods of economic expansion.

VictoryShares US Large Cap High Div Volatility Wtd ETF Summary
Investment Strategy Risk — The Fund’s dividend strategy may not be successful. Dividend paying stocks may fall out of favor relative to the overall market. In addition, the Index may not successfully identify companies that meet its objectives.
Index Risk — The Fund attempts to track the performance of the Index. The Fund’s performance will be negatively affected by general declines in the securities and asset classes represented in the Index. In addition, because the Fund is not actively managed, unless a specific security is removed from the Index, the Fund generally will not sell a security because the security’s issuer was in financial trouble. The Fund also does not attempt to take defensive positions under any market conditions, including declining markets. Therefore, the Fund’s performance could be lower than funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline or a decline in the value of one or more issuers.
Passive Investment Risk — The Fund is not actively managed, and the Adviser does not take defensive positions under any market conditions, including declining markets.
Calculation Methodology Risk — The Index relies on various sources of information to assess the criteria of issuers included in the Index, including information that may be based on assumptions and estimates. Neither the Fund, the Index Provider, nor the Adviser can offer assurances that the Index’s calculation methodology or sources of information will provide an accurate assessment of included issuers or correct valuation of securities, nor can they guarantee the availability or timeliness of the production of the Index.
Tracking Error Risk — The Fund may be subject to tracking error, which is the divergence of the Fund’s performance from its index. Tracking error may occur because of, among other reasons, differences between the securities and other instruments held in the Fund’s portfolio and those included in the Index. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses, while the Index does not.
Rebalancing Risk — In purchasing and selling securities to rebalance its portfolio, the Fund will pay more in brokerage commissions than it would without a rebalancing policy. As a result of the need to rebalance, the Fund also has less flexibility in the timing of purchases and sales of securities than it would otherwise, and the rebalancing may result in high portfolio turnover. While we will attempt to minimize any adverse impact to the Fund or its shareholders, the Fund may have a higher proportion of capital gains and a lower return than a fund that does not have a rebalancing policy. Errors in index data, index computations or the construction of the index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders.
Exchange-Traded Fund (“ETF”) Structure Risk — The Fund is structured as an ETF and, as a result, is subject to special risks, including:
◼
Not Individually Redeemable — The Fund’s shares are not individually redeemable and may be redeemed by the Fund at its net asset value per share (“NAV”) only in large blocks known as Creation Units. The Fund may incur brokerage costs purchasing enough shares to constitute a Creation Unit. Alternatively, the Fund may redeem your shares by selling them on the secondary market at prevailing market prices.
◼
Trading Issues — Trading in shares on the exchange operated by Nasdaq Stock Market LLC (the “Exchange”) may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in shares inadvisable, such as extraordinary market volatility. There can be no assurance that shares will continue to meet the listing requirements of the Exchange. There is no guarantee that an active secondary market will develop for the shares. In stressed market conditions, authorized participants may be unwilling to participate in the creation/redemption process, particularly if the market for shares becomes less liquid in

VictoryShares US Large Cap High Div Volatility Wtd ETF Summary
response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings, which may lead to widening of bid-ask spreads and differences between the market price of the shares and the underlying value of those shares.
◼
Market Price Variance Risk — The market prices of shares will fluctuate in response to changes in NAV and supply and demand for shares and will include a bid-ask spread charged by the exchange specialists, market makers, or other participants that trade the particular security. There may be times when the market price and the NAV vary significantly, particularly in times of market stress. This means that shares may trade at a premium or discount to NAV and bid-ask spreads may widen.
◼
Authorized Participants Concentration Risk — A limited number of financial institutions may be responsible for all or a significant portion of the creation and redemption activity for the Fund. If these firms exit the business or are unable or unwilling to process creation and/or redemption orders, shares may trade at a premium or discount to NAV and bid-ask spreads may widen.
◼
Intraday Indicative Value (“IIV”) Risk — The Exchange intends to disseminate the approximate per share value of the Fund’s published basket of securities (“Deposit Securities”) every 15 seconds (the “intraday indicative value” or “IIV”). The IIV is not a real-time update of the NAV per share of the Fund because the IIV may not be calculated in the same manner as the NAV. For example, the calculation of the NAV may be subject to fair valuation at different prices than those used in the calculations of the IIV and, unlike the calculation of NAV, the IIV does not take into account Fund expenses. The IIV calculations are based on local market prices and may not reflect events that occur subsequent to the local market’s close which could affect premiums and discounts between the IIV and the market price of the shares. In addition, the IIV is based on the published Deposit Securities and not on the Fund’s actual holdings.
◼
Tax-Efficiency Risk — Redemptions of shares may be effected for cash, rather than in kind, which means that the Fund may need to sell portfolio securities in order to complete an in-cash redemption, and may recognize net gains on these sales. As a result, investments in the shares may be less tax-efficient than investments in ETFs that redeem solely or principally in kind, and the Fund may pay out higher annual capital gain distributions than if the in-kind redemption process was used.
Valuation Risk — The sale price the Fund could receive for a security may differ from the Fund’s valuation of the security and may differ from the value used by the Index, particularly for securities that trade in low volume or volatile markets or that are valued using a fair value methodology. The Fund relies on various sources to calculate its NAV. The information may be provided by third parties that are believed to be reliable, but the information may not be accurate due to errors by such pricing sources, technological issues, or otherwise.
You may lose money by investing in the Fund. There is no guarantee that the Fund will achieve its objective. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
By itself, the Fund does not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to weather changes in the value of their investment.
Investment Performance
The bar chart and table that follow are intended to help you understand some of the risks of investing in the Fund. The bar chart shows you how the Fund’s calendar year performance has varied over the past 10 years (or the life of the Fund if shorter). The table compares the Fund’s average annual total returns over the same period to one or more broad measures of market performance. We assume reinvestment of dividends and distributions.
Updated performance information is available on the Fund’s website at vcm.com.

VictoryShares US Large Cap High Div Volatility Wtd ETF Summary
Calendar Year Returns

40%
30%
20%
10%
0%
-10%
20.60%
15.75%
-5.55%
26.48%
-3.28%
33.05%
-0.35%
2016
2017
2018
2019
2020
2021
2022

During the periods shown in the chart:	Returns	Quarter ended
Highest Quarter	18.17%	December 31, 2020
Lowest Quarter	-30.00%	March 31, 2020

Year-to-date return	-5.71%	September 30, 2023

Average Annual Total Returns (For the Periods Ended December 31, 2022)	1 Year	5 Years	Life of Fund[1]
FUND
Before Taxes	-0.35%	8.90%	10.63%
After Taxes on Distributions	-1.13%	8.07%	9.80%
After Taxes on Distributions and Sale of Fund Shares	0.33%	6.89%	8.45%
Indices
Russell 1000 Value Index reflects no deduction for fees, expenses or taxes	-7.54%	6.67%	7.93%
Nasdaq Victory US Large Cap High Dividend 100 Volatility Weighted Index reflects no deduction for fees, expenses, or taxes	0.08%	9.31%	11.04%
1
Inception date is July 8, 2015.
After-tax returns use the historical highest individual federal marginal income tax rates and do not reflect the effect of state and local taxes. In certain situations, the return after taxes on distributions and sale of fund shares may be higher than the other return amounts. A higher after-tax return may result when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant if you own your Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
Management of the Fund
Investment Adviser
Victory Capital Management Inc. (the “Adviser”) serves as the Fund’s investment adviser. The portfolio manager primarily responsible for day-to-day management of the Fund is a member of the Adviser's Victory Solutions platform, which oversees the Adviser's rules-basedinvestment strategies.

VictoryShares US Large Cap High Div Volatility Wtd ETF Summary
Portfolio Management
	Title	Tenure with the Fund
Mannik Dhillon, CFA, CAIA®	President, VictoryShares and Solutions	Since 2018
Purchase and Sale of Fund Shares
The Fund will issue and redeem shares at NAV only in large blocks of 50,000 shares (each block of shares is called a “Creation Unit”). Creation Units are issued and redeemed for cash and/or in-kind for securities by Authorized Participants (“APs”) that have entered into agreements with the Fund’s distributor. Except when aggregated in Creation Units, shares are not redeemable securities of the Fund.
Shares of the Fund are listed for trading on the Exchange. Individual shares may only be purchased and sold in the secondary market through a broker or dealer at a market price. Because shares of the Fund trade at market prices rather than NAV, shares may trade at a price that is greater than (a premium), at, or less than (a discount) NAV. An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares (bid) and the lowest price a seller is willing to accept for shares (ask) when buying or selling shares in the secondary market (the “bid-ask spread”).
For recent information about the Fund, including the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, visit vcm.com.
Tax Information
The Fund’s distributions generally are taxable as ordinary income, qualified dividend income, or capital gains. A sale of shares may result in a capital gain or loss.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

VictoryShares US Small Cap High Div Volatility Wtd ETF Summary
Investment Objective
The VictoryShares US Small Cap High Div Volatility Wtd ETF (the “Fund”) seeks to provide investment results that track the performance of the Nasdaq Victory US Small Cap High Dividend 100 Volatility Weighted Index (the “Index”) before fees and expenses.
Fund Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Shareholder Fees (paid directly from your investment)	None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.30%
Other Expenses	0.10%
Total Annual Fund Operating Expenses	0.40%
Fee Waiver/Expense Reimbursement[1]	(0.05)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement[1]	0.35%
1
Victory Capital Management Inc. (the “Adviser”) has contractually agreed to waive its management fee and/or reimburse expenses so that the total annual fund operating expenses (excluding certain items such as interest, taxes, and brokerage commissions) do not exceed 0.35% through at least October 31, 2024. The Adviser is permitted to recoup advisory fees waived and expenses reimbursed for up to three years after the date of the waiver or reimbursement, subject to the lesser of any operating expense limits in effect at the time of (a) the original waiver or expense reimbursement; or (b) the recoupment, after giving effect to the recoupment amount. This agreement may only be terminated by the Fund’s Board of Trustees.
Example:
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that (1) you invest $10,000 in the Fund for the time periods indicated and then sell or continue to hold all of your shares at the end of the period, (2) your investment has a 5% return each year, and (3) the Fund’s operating expenses remain the same. The amounts shown reflect any fee waiver/expense reimbursement in place through its expiration date. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$36	$123	$219	$500
Portfolio Turnover:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover will generally indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund’s performance. For the most recent fiscal year, the Fund’s portfolio turnover rate was 82% of the average value of its portfolio.

VictoryShares US Small Cap High Div Volatility Wtd ETF Summary
Principal Investment Strategy
The Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its assets directly or indirectly in the securities included in the Nasdaq Victory US Small Cap High Dividend 100 Volatility Weighted Index (the “Index”), an unmanaged, volatility weighted index maintained exclusively by Nasdaq, Inc. (the “Index Provider”). The Index Provider is not affiliated with the Fund or the Adviser.
The Index combines fundamental criteria with individual security risk control achieved through volatility weighting of individual securities. The Index follows a rules-based methodology to construct its constituent securities:
◼
The Index universe begins with the stocks included in the Nasdaq Victory US Small Cap 500 Volatility Weighted Index.
◼
The Index identifies the 100 highest dividend yielding stocks in the Nasdaq Victory US Small Cap 500 Volatility Weighted Index.
◼
The 100 stocks are weighted based on their daily standard deviation (volatility) of daily price changes over the last 180 trading days. Stocks with lower volatility receive a higher weighting and stocks with higher volatility receive a lower weighting.
The Index is reconstituted every March and September (based on information as of the prior month-end) and is adjusted to limit exposure to any particular sector to 25%. The Index may include more than or fewer than 100 stocks depending on the number of companies meeting the Index’s criteria. As of September 30, 2023, the Index had a market capitalization range from $0.5 billion to $4.7 billion.
The Fund generally seeks to track the returns of the Index before fees and expenses by employing a replication strategy that seeks to hold all the stocks in the Index.
Principal Risks of Investing in the Fund
The Fund’s investments are subject to the following principal risks:
Equity Securities Risk — The value of the equity securities in which the Fund invests may decline in response to developments affecting individual companies and/or general economic conditions in the United States or abroad. A company’s earnings or dividends may not increase as expected (or may decline) because of poor management, competitive pressures, reliance on particular suppliers or geographical regions, labor problems or shortages, corporate restructurings, fraudulent disclosures, man-made or natural disasters, military confrontations or wars, terrorism, public health crises, or other events, conditions, and factors. Price changes may be temporary or last for extended periods.
Market Risk — Overall market risks may affect the value of the Fund. Domestic and international factors such as political events, war, terrorism, trade disputes, inflation rates, interest rate levels, and other fiscal and monetary policy changes; cybersecurity incidents, pandemics, and other public health crises; sanctions against a particular foreign country, its nationals, businesses, or industries; and related geopolitical events, as well as environmental disasters such as earthquakes, fires, and floods, or other catastrophes, may add to instability in global economies and markets generally, and may lead to increased market volatility. Global economies and financial markets are highly interconnected, which increases the possibility that conditions in one country or region might adversely affect issuers in another country or region. The impact of these and other factors may be short-term or may last for extended periods.
Small-Capitalization Stock Risk — Investments in small-capitalization companies involve greater risks than those associated with larger, more established companies. These securities may be subject to more abrupt or erratic price movements and may lack sufficient market liquidity, making it difficult for a Fund to buy and sell them at the time and price desired, and these issuers often face greater business risks. Small-capitalization companies typically are less financially stable than larger, more

VictoryShares US Small Cap High Div Volatility Wtd ETF Summary
established companies, and may depend on a small number of key personnel, making them vulnerable to loss of personnel. These companies also generally have less diverse product lines than larger capitalization companies and are more susceptible to adverse developments related to their products.
Investment Strategy Risk — The Fund’s dividend strategy may not be successful. Dividend paying stocks may fall out of favor relative to the overall market. In addition, the Index may not successfully identify companies that meet its objectives.
Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the investments in which the Fund invests, the Fund might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of the Adviser. Markets for the investments in which the Fund invests may be disrupted by a number of events, including but not limited to economic crises, natural disasters, new legislation, or regulatory changes, and may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with the Index.
Index Risk — The Fund attempts to track the performance of the Index. The Fund’s performance will be negatively affected by general declines in the securities and asset classes represented in the Index. In addition, because the Fund is not actively managed, unless a specific security is removed from the Index, the Fund generally will not sell a security because the security’s issuer was in financial trouble. The Fund also does not attempt to take defensive positions under any market conditions, including declining markets. Therefore, the Fund’s performance could be lower than funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline or a decline in the value of one or more issuers.
Passive Investment Risk — The Fund is not actively managed, and the Adviser does not take defensive positions under any market conditions, including declining markets.
Calculation Methodology Risk — The Index relies on various sources of information to assess the criteria of issuers included in the Index, including information that may be based on assumptions and estimates. Neither the Fund, the Index Provider, nor the Adviser can offer assurances that the Index’s calculation methodology or sources of information will provide an accurate assessment of included issuers or correct valuation of securities, nor can they guarantee the availability or timeliness of the production of the Index.
Tracking Error Risk — The Fund may be subject to tracking error, which is the divergence of the Fund’s performance from its index. Tracking error may occur because of, among other reasons, differences between the securities and other instruments held in the Fund’s portfolio and those included in the Index. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses, while the Index does not.
Rebalancing Risk — In purchasing and selling securities to rebalance its portfolio, the Fund will pay more in brokerage commissions than it would without a rebalancing policy. As a result of the need to rebalance, the Fund also has less flexibility in the timing of purchases and sales of securities than it would otherwise, and the rebalancing may result in high portfolio turnover. While we will attempt to minimize any adverse impact to the Fund or its shareholders, the Fund may have a higher proportion of capital gains and a lower return than a fund that does not have a rebalancing policy. Errors in index data, index computations or the construction of the index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders.
Exchange-Traded Fund (“ETF”) Structure Risk — The Fund is structured as an ETF and, as a result, is subject to special risks, including:

VictoryShares US Small Cap High Div Volatility Wtd ETF Summary
◼
Not Individually Redeemable — The Fund’s shares are not individually redeemable and may be redeemed by the Fund at its net asset value per share (“NAV”) only in large blocks known as Creation Units. The Fund may incur brokerage costs purchasing enough shares to constitute a Creation Unit. Alternatively, the Fund may redeem your shares by selling them on the secondary market at prevailing market prices.
◼
Trading Issues — Trading in shares on the exchange operated by Nasdaq Stock Market LLC (the “Exchange”) may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in shares inadvisable, such as extraordinary market volatility. There can be no assurance that shares will continue to meet the listing requirements of the Exchange. There is no guarantee that an active secondary market will develop for the shares. In stressed market conditions, authorized participants may be unwilling to participate in the creation/redemption process, particularly if the market for shares becomes less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings, which may lead to widening of bid-ask spreads and differences between the market price of the shares and the underlying value of those shares.
◼
Market Price Variance Risk — The market prices of shares will fluctuate in response to changes in NAV and supply and demand for shares and will include a bid-ask spread charged by the exchange specialists, market makers, or other participants that trade the particular security. There may be times when the market price and the NAV vary significantly, particularly in times of market stress. This means that shares may trade at a premium or discount to NAV and bid-ask spreads may widen.
◼
Authorized Participants Concentration Risk — A limited number of financial institutions may be responsible for all or a significant portion of the creation and redemption activity for the Fund. If these firms exit the business or are unable or unwilling to process creation and/or redemption orders, shares may trade at a premium or discount to NAV and bid-ask spreads may widen.
◼
Intraday Indicative Value (“IIV”) Risk — The Exchange intends to disseminate the approximate per share value of the Fund’s published basket of securities (“Deposit Securities”) every 15 seconds (the “intraday indicative value” or “IIV”). The IIV is not a real-time update of the NAV per share of the Fund because the IIV may not be calculated in the same manner as the NAV. For example, the calculation of the NAV may be subject to fair valuation at different prices than those used in the calculations of the IIV and, unlike the calculation of NAV, the IIV does not take into account Fund expenses. The IIV calculations are based on local market prices and may not reflect events that occur subsequent to the local market’s close which could affect premiums and discounts between the IIV and the market price of the shares. In addition, the IIV is based on the published Deposit Securities and not on the Fund’s actual holdings.
◼
Tax-Efficiency Risk — Redemptions of shares may be effected for cash, rather than in kind, which means that the Fund may need to sell portfolio securities in order to complete an in-cash redemption, and may recognize net gains on these sales. As a result, investments in the shares may be less tax-efficient than investments in ETFs that redeem solely or principally in kind, and the Fund may pay out higher annual capital gain distributions than if the in-kind redemption process was used.
Valuation Risk — The sale price the Fund could receive for a security may differ from the Fund’s valuation of the security and may differ from the value used by the Index, particularly for securities that trade in low volume or volatile markets or that are valued using a fair value methodology. The Fund relies on various sources to calculate its NAV. The information may be provided by third parties that are believed to be reliable, but the information may not be accurate due to errors by such pricing sources, technological issues, or otherwise.

VictoryShares US Small Cap High Div Volatility Wtd ETF Summary
You may lose money by investing in the Fund. There is no guarantee that the Fund will achieve its objective. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
By itself, the Fund does not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to weather changes in the value of their investment.
Investment Performance
The bar chart and table that follow are intended to help you understand some of the risks of investing in the Fund. The bar chart shows you how the Fund’s calendar year performance has varied over the past 10 years (or the life of the Fund if shorter). The table compares the Fund’s average annual total returns over the same period to one or more broad measures of market performance. We assume reinvestment of dividends and distributions.
Updated performance information is available on the Fund’s website at vcm.com.
Calendar Year Returns

40%
30%
20%
10%
0%
-10%
-20%
30.76%
10.94%
-7.07%
21.40%
10.73%
27.37%
-12.99%
2016
2017
2018
2019
2020
2021
2022

During the periods shown in the chart:	Returns	Quarter ended
Highest Quarter	34.09%	December 31, 2020
Lowest Quarter	-32.91%	March 31, 2020

Year-to-date return	-2.92%	September 30, 2023

Average Annual Total Returns (For the Periods Ended December 31, 2022)	1 Year	5 Years	Life of Fund[1]
FUND
Before Taxes	-12.99%	6.72%	9.06%
After Taxes on Distributions	-13.71%	5.80%	8.15%
After Taxes on Distributions and Sale of Fund Shares	-7.16%	5.15%	7.13%
Indices
Russell 2000® Value Index reflects no deduction for fees, expenses or taxes	-14.48%	4.13%	6.51%
Nasdaq Victory US Small Cap High Dividend 100 Volatility Weighted Index reflects no deduction for fees, expenses, or taxes	-12.59%	7.11%	9.46%
1
Inception date is July 8, 2015.

VictoryShares US Small Cap High Div Volatility Wtd ETF Summary
After-tax returns use the historical highest individual federal marginal income tax rates and do not reflect the effect of state and local taxes. In certain situations, the return after taxes on distributions and sale of fund shares may be higher than the other return amounts. A higher after-tax return may result when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant if you own your Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
Management of the Fund
Investment Adviser
Victory Capital Management Inc. (the “Adviser”) serves as the Fund’s investment adviser. The portfolio manager primarily responsible for day-to-day management of the Fund is a member of the Adviser's Victory Solutions platform, which oversees the Adviser's rules-basedinvestment strategies.
Portfolio Management
	Title	Tenure with the Fund
Mannik Dhillon, CFA, CAIA®	President, VictoryShares and Solutions	Since 2018
Purchase and Sale of Fund Shares
The Fund will issue and redeem shares at NAV only in large blocks of 50,000 shares (each block of shares is called a “Creation Unit”). Creation Units are issued and redeemed for cash and/or in-kind for securities by Authorized Participants (“APs”) that have entered into agreements with the Fund’s distributor. Except when aggregated in Creation Units, shares are not redeemable securities of the Fund.
Shares of the Fund are listed for trading on the Exchange. Individual shares may only be purchased and sold in the secondary market through a broker or dealer at a market price. Because shares of the Fund trade at market prices rather than NAV, shares may trade at a price that is greater than (a premium), at, or less than (a discount) NAV. An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares (bid) and the lowest price a seller is willing to accept for shares (ask) when buying or selling shares in the secondary market (the “bid-ask spread”).
For recent information about the Fund, including the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, visit vcm.com.
Tax Information
The Fund’s distributions generally are taxable as ordinary income, qualified dividend income, or capital gains. A sale of shares may result in a capital gain or loss.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

VictoryShares International High Div Volatility Wtd ETF Summary
Investment Objective
The VictoryShares International High Div Volatility Wtd ETF (the “Fund”) seeks to provide investment results that track the performance of the Nasdaq Victory International High Dividend 100 Volatility Weighted Index (the “Index”) before fees and expenses.
Fund Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Shareholder Fees (paid directly from your investment)	None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.40%
Other Expenses	0.55%
Total Annual Fund Operating Expenses	0.95%
Fee Waiver/Expense Reimbursement[1]	(0.50)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement[1]	0.45%
1
Victory Capital Management Inc. (the “Adviser”) has contractually agreed to waive its management fee and/or reimburse expenses so that the total annual fund operating expenses (excluding certain items such as interest, taxes, and brokerage commissions) do not exceed 0.45% through at least October 31, 2024. The Adviser is permitted to recoup advisory fees waived and expenses reimbursed for up to three years after the date of the waiver or reimbursement, subject to the lesser of any operating expense limits in effect at the time of (a) the original waiver or expense reimbursement; or (b) the recoupment, after giving effect to the recoupment amount. This agreement may only be terminated by the Fund’s Board of Trustees.
Example:
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that (1) you invest $10,000 in the Fund for the time periods indicated and then sell or continue to hold all of your shares at the end of the period, (2) your investment has a 5% return each year, and (3) the Fund’s operating expenses remain the same. The amounts shown reflect any fee waiver/expense reimbursement in place through its expiration date. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$46	$253	$477	$1,121
Portfolio Turnover:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover will generally indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund’s performance. For the most recent fiscal year, the Fund’s portfolio turnover rate was 71% of the average value of its portfolio.

VictoryShares International High Div Volatility Wtd ETF Summary
Principal Investment Strategy
The Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its assets directly or indirectly in the securities included in the Nasdaq Victory International High Dividend 100 Volatility Weighted Index (the “Index”), an unmanaged, volatility weighted index maintained exclusively by Nasdaq, Inc. (the “Index Provider”). The Index Provider is not affiliated with the Fund or the Adviser.
The Index combines fundamental criteria with individual security risk control achieved through volatility weighting of individual securities. The Index follows a rules-based methodology to construct its constituent securities:
◼
The Index universe begins with the stocks included in the Nasdaq Victory International 500 Volatility Weighted Index, a volatility weighted index comprised of the 500 largest foreign companies by market capitalization with positive earnings over the last 12 months.
◼
The Index identifies the 100 highest dividend yielding stocks in the Nasdaq Victory International 500 Volatility Weighted Index.
◼
The 100 stocks are weighted based on their daily standard deviation (volatility) of daily price changes over the last 180 trading days. Stocks with lower volatility receive a higher weighting and stocks with higher volatility receive a lower weighting.
The Index considers foreign companies to be those that are organized or domiciled in a developed country (excluding the U.S. and emerging markets) and whose stock principally trades on a foreign exchange. Representative developed markets include Canada, France, Germany, Japan, Hong Kong, and Australia.
The Index is reconstituted every March and September (based on information as of the prior month-end) and is adjusted to limit exposure to any particular country to 20% and any particular sector to 25%. The Index may include more than or fewer than 100 stocks depending on the number of companies meeting the Index’s criteria.
The Fund seeks to track the returns of the Index before fees and expenses by employing, under normal circumstances, a “sampling” process to invest in a representative sample of stocks included in the Index. The Fund’s portfolio managers select these stocks using a statistical optimization process designed to produce investment characteristics that closely approximate those of the Index.
Principal Risks of Investing in the Fund
The Fund’s investments are subject to the following principal risks:
Equity Securities Risk — The value of the equity securities in which the Fund invests may decline in response to developments affecting individual companies and/or general economic conditions in the United States or abroad. A company’s earnings or dividends may not increase as expected (or may decline) because of poor management, competitive pressures, reliance on particular suppliers or geographical regions, labor problems or shortages, corporate restructurings, fraudulent disclosures, man-made or natural disasters, military confrontations or wars, terrorism, public health crises, or other events, conditions, and factors. Price changes may be temporary or last for extended periods.
Market Risk — Overall market risks may affect the value of the Fund. Domestic and international factors such as political events, war, terrorism, trade disputes, inflation rates, interest rate levels, and other fiscal and monetary policy changes; cybersecurity incidents, pandemics, and other public health crises; sanctions against a particular foreign country, its nationals, businesses, or industries; and related geopolitical events, as well as environmental disasters such as earthquakes, fires, and floods, or other catastrophes, may add to instability in global economies and markets generally, and may lead to increased market volatility. Global economies and financial markets are highly interconnected,

VictoryShares International High Div Volatility Wtd ETF Summary
which increases the possibility that conditions in one country or region might adversely affect issuers in another country or region. The impact of these and other factors may be short-term or may last for extended periods.
Foreign Securities Risk — Foreign securities (including depositary receipts) are subject to political, regulatory, and economic risks not present in domestic investments. Foreign securities could be affected by factors not present in the United States, including expropriation, confiscation of property, and difficulties in enforcing contracts. Compared to U.S. companies, there generally is less publicly available information about foreign companies and there may be less governmental regulation and supervision of foreign companies. Foreign securities generally experience more volatility than their domestic counterparts. Depositary receipts may have additional risks, including creditworthiness of the depositary bank and the risk of an illiquid market. In addition, to the extent investments are made in a limited number of countries, events in those countries will have a more significant impact on the Fund. Fluctuations in the exchange rates between the U.S. dollar and foreign currencies, currency exchange control regulations, and restrictions or prohibitions on the repatriation of foreign currencies may negatively affect an investment.
Investment Strategy Risk — The Fund’s dividend strategy may not be successful. Dividend paying stocks may fall out of favor relative to the overall market. In addition, the Index may not successfully identify companies that meet its objectives.
Index Risk — The Fund attempts to track the performance of the Index. The Fund’s performance will be negatively affected by general declines in the securities and asset classes represented in the Index. In addition, because the Fund is not actively managed, unless a specific security is removed from the Index, the Fund generally will not sell a security because the security’s issuer was in financial trouble. The Fund also does not attempt to take defensive positions under any market conditions, including declining markets. Therefore, the Fund’s performance could be lower than funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline or a decline in the value of one or more issuers.
Passive Investment Risk — The Fund is not actively managed, and the Adviser does not take defensive positions under any market conditions, including declining markets.
Calculation Methodology Risk — The Index relies on various sources of information to assess the criteria of issuers included in the Index, including information that may be based on assumptions and estimates. Neither the Fund, the Index Provider, nor the Adviser can offer assurances that the Index’s calculation methodology or sources of information will provide an accurate assessment of included issuers or correct valuation of securities, nor can they guarantee the availability or timeliness of the production of the Index.
Sampling Risk — The Fund’s use of a representative sampling approach, if used, could result in it holding a smaller number of securities than are in the Index. As a result, an adverse development with an issuer or a small number of issuers of securities held by the Fund could result in a greater decline in NAV than would be the case if the Fund held all of the securities in the Index. To the extent the assets in the Fund are smaller, these risks will be greater.
Tracking Error Risk — The Fund may be subject to tracking error, which is the divergence of the Fund’s performance from its index. Tracking error may occur because of, among other reasons, differences between the securities and other instruments held in the Fund’s portfolio and those included in the Index. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses, while the Index does not. The Fund’s use of representative sampling may cause the tracking error to be higher than would be the case if the Fund purchased all of the securities in the Index.

VictoryShares International High Div Volatility Wtd ETF Summary
Rebalancing Risk — In purchasing and selling securities to rebalance its portfolio, the Fund will pay more in brokerage commissions than it would without a rebalancing policy. As a result of the need to rebalance, the Fund also has less flexibility in the timing of purchases and sales of securities than it would otherwise, and the rebalancing may result in high portfolio turnover. While we will attempt to minimize any adverse impact to the Fund or its shareholders, the Fund may have a higher proportion of capital gains and a lower return than a fund that does not have a rebalancing policy. Errors in index data, index computations or the construction of the index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders.
Exchange-Traded Fund (“ETF”) Structure Risk — The Fund is structured as an ETF and, as a result, is subject to special risks, including:
◼
Not Individually Redeemable — The Fund’s shares are not individually redeemable and may be redeemed by the Fund at its net asset value per share (“NAV”) only in large blocks known as Creation Units. The Fund may incur brokerage costs purchasing enough shares to constitute a Creation Unit. Alternatively, the Fund may redeem your shares by selling them on the secondary market at prevailing market prices.
◼
Trading Issues — Trading in shares on the exchange operated by Nasdaq Stock Market LLC (the “Exchange”) may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in shares inadvisable, such as extraordinary market volatility. There can be no assurance that shares will continue to meet the listing requirements of the Exchange. There is no guarantee that an active secondary market will develop for the shares. In stressed market conditions, authorized participants may be unwilling to participate in the creation/redemption process, particularly if the market for shares becomes less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings, which may lead to widening of bid-ask spreads and differences between the market price of the shares and the underlying value of those shares.
◼
Market Price Variance Risk — The market prices of shares will fluctuate in response to changes in NAV and supply and demand for shares and will include a bid-ask spread charged by the exchange specialists, market makers, or other participants that trade the particular security. There may be times when the market price and the NAV vary significantly, particularly in times of market stress. This means that shares may trade at a premium or discount to NAV and bid-ask spreads may widen.
◼
International Closed Market Trading Risk — Many of the Fund’s underlying securities trade on foreign exchanges that are closed when the Exchange is open; consequently, events may transpire while such foreign exchanges are closed but the Exchange is open that may change the value of such underlying securities relative to their last quoted prices on such foreign exchanges. Because the Fund generally relies on the last quoted prices for such securities when calculating its NAV, such events may cause shares to trade at a premium or discount to NAV.
◼
Authorized Participants Concentration Risk — A limited number of financial institutions may be responsible for all or a significant portion of the creation and redemption activity for the Fund. If these firms exit the business or are unable or unwilling to process creation and/or redemption orders, shares may trade at a premium or discount to NAV and bid-ask spreads may widen.
◼
Intraday Indicative Value (“IIV”) Risk — The Exchange intends to disseminate the approximate per share value of the Fund’s published basket of securities (“Deposit Securities”) every 15 seconds (the “intraday indicative value” or “IIV”). The IIV is not a real-time update of the NAV per share of the Fund because the IIV may not be calculated in the same manner as the NAV. For example, the calculation of the NAV may be subject to fair valuation at different prices than those used in the calculations of the IIV and, unlike the calculation of NAV, the IIV

VictoryShares International High Div Volatility Wtd ETF Summary
does not take into account Fund expenses. The IIV calculations are based on local market prices and may not reflect events that occur subsequent to the local market’s close which could affect premiums and discounts between the IIV and the market price of the shares. In addition, the IIV is based on the published Deposit Securities and not on the Fund’s actual holdings.
◼
Tax-Efficiency Risk — Redemptions of shares may be effected for cash, rather than in kind, which means that the Fund may need to sell portfolio securities in order to complete an in-cash redemption, and may recognize net gains on these sales. As a result, investments in the shares may be less tax-efficient than investments in ETFs that redeem solely or principally in kind, and the Fund may pay out higher annual capital gain distributions than if the in-kind redemption process was used.
Valuation Risk — The sale price the Fund could receive for a security may differ from the Fund’s valuation of the security and may differ from the value used by the Index, particularly for securities that trade in low volume or volatile markets or that are valued using a fair value methodology. The Fund relies on various sources to calculate its NAV. The information may be provided by third parties that are believed to be reliable, but the information may not be accurate due to errors by such pricing sources, technological issues, or otherwise.
You may lose money by investing in the Fund. There is no guarantee that the Fund will achieve its objective. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
By itself, the Fund does not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to weather changes in the value of their investment.
Investment Performance
The bar chart and table that follow are intended to help you understand some of the risks of investing in the Fund. The bar chart shows you how the Fund’s calendar year performance has varied over the past 10 years (or the life of the Fund if shorter). The table compares the Fund’s average annual total returns over the same period to one or more broad measures of market performance. We assume reinvestment of dividends and distributions.
Updated performance information is available on the Fund’s website at vcm.com.
Calendar Year Returns

30%
20%
10%
0%
-10%
-20%
0.79%
19.55%
-13.29%
19.28%
-8.65%
14.72%
-4.82%
2016
2017
2018
2019
2020
2021
2022

During the periods shown in the chart:	Returns	Quarter ended
Highest Quarter	18.67%	December 31, 2022
Lowest Quarter	-32.11%	March 31, 2020

VictoryShares International High Div Volatility Wtd ETF Summary

Year-to-date return	6.37%	September 30, 2023

Average Annual Total Returns (For the Periods Ended December 31, 2022)	1 Year	5 Years	Life of Fund[1]
FUND
Before Taxes	-4.82%	0.62%	2.01%
After Taxes on Distributions	-5.71%	-0.21%	1.23%
After Taxes on Distributions and Sale of Fund Shares	-1.60%	0.72%	1.77%
Indices
MSCI EAFE Index reflects no deduction for fees, expenses, or taxes, except foreign withholding taxes	-14.45%	1.54%	3.62%
Nasdaq Victory International High Dividend 100 Volatility Weighted Index reflects no deduction for fees, expenses, or taxes, except foreign withholding taxes	-4.19%	1.12%	2.51%
1
Inception date is August 20, 2015.
After-tax returns use the historical highest individual federal marginal income tax rates and do not reflect the effect of state and local taxes. In certain situations, the return after taxes on distributions and sale of fund shares may be higher than the other return amounts. A higher after-tax return may result when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant if you own your Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
Management of the Fund
Investment Adviser
Victory Capital Management Inc. (the “Adviser”) serves as the Fund’s investment adviser. The portfolio manager primarily responsible for day-to-day management of the Fund is a member of the Adviser's Victory Solutions platform, which oversees the Adviser's rules-basedinvestment strategies.
Portfolio Management
	Title	Tenure with the Fund
Mannik Dhillon, CFA, CAIA®	President, VictoryShares and Solutions	Since 2018
Purchase and Sale of Fund Shares
The Fund will issue and redeem shares at NAV only in large blocks of 50,000 shares (each block of shares is called a “Creation Unit”). Creation Units are issued and redeemed for cash and/or in-kind for securities by Authorized Participants (“APs”) that have entered into agreements with the Fund’s distributor. Except when aggregated in Creation Units, shares are not redeemable securities of the Fund.
Shares of the Fund are listed for trading on the Exchange. Individual shares may only be purchased and sold in the secondary market through a broker or dealer at a market price. Because shares of the Fund trade at market prices rather than NAV, shares may trade at a price that is greater than (a premium), at, or less than (a discount) NAV. An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares (bid) and the lowest price a seller is willing to accept for shares (ask) when buying or selling shares in the secondary market (the “bid-ask spread”).

VictoryShares International High Div Volatility Wtd ETF Summary
For recent information about the Fund, including the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, visit vcm.com.
Tax Information
The Fund’s distributions generally are taxable as ordinary income, qualified dividend income, or capital gains. A sale of shares may result in a capital gain or loss.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

VictoryShares Dividend Accelerator ETF Summary
Investment Objective
The VictoryShares Dividend Accelerator ETF (the “Fund”) seeks to provide investment results that track the performance of the Nasdaq Victory Dividend Accelerator Index (the “Index”) before fees and expenses.
Fund Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Shareholder Fees (paid directly from your investment)	None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.30%
Other Expenses	0.10%
Total Annual Fund Operating Expenses	0.40%
Fee Waiver/Expense Reimbursement[1]	(0.05)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement[1]	0.35%
1
Victory Capital Management Inc. (the “Adviser”) has contractually agreed to waive its management fee and/or reimburse expenses so that the total annual fund operating expenses (excluding certain items such as interest, taxes, and brokerage commissions) do not exceed 0.35% through at least October 31, 2024. The Adviser is permitted to recoup advisory fees waived and expenses reimbursed for up to three years after the date of the waiver or reimbursement, subject to the lesser of any operating expense limits in effect at the time of (a) the original waiver or expense reimbursement; or (b) the recoupment, after giving effect to the recoupment amount. This agreement may only be terminated by the Fund’s Board of Trustees.
Example:
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that (1) you invest $10,000 in the Fund for the time periods indicated and then sell or continue to hold all of your shares at the end of the period, (2) your investment has a 5% return each year, and (3) the Fund’s operating expenses remain the same. The amounts shown reflect any fee waiver/expense reimbursement in place through its expiration date. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$36	$123	$219	$500
Portfolio Turnover:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover will generally indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund’s performance. For the most recent fiscal year, the Fund’s portfolio turnover rate was 54% of the average value of its portfolio.

VictoryShares Dividend Accelerator ETF Summary
Principal Investment Strategy
The Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its assets in securities included in the Nasdaq Victory Dividend Accelerator Index (the “Index”). The Index utilizes a rules-based approach designed to identify dividend paying stocks with a higher likelihood of future dividend growth. The Index is maintained exclusively by Nasdaq, Inc. (the “Index Provider”). The Index Provider is not affiliated with the Fund or the Adviser.
The companies eligible for inclusion in the Index are derived from its starting universe, the mid- to large-capitalization U.S. companies included in the Nasdaq US Large Mid Cap Index (“Parent Index”), an index maintained by the Index Provider. The Parent Index consists of those companies with market capitalizations representing the top 90% of the U.S. investable universe.
The Index screens companies in the Parent Index using a number of proprietary fundamental factors that have been identified by a quantitative multi-factor selection process to identify dividend paying companies with a higher probability of future dividend growth. Within this smaller set of companies, the Index weights the constituent securities using a methodology designed to maximize dividend growth, measured at a portfolio level, within established portfolio constraints (such as maximum weightings of index constituents and sectors). The Index is reconstituted every April and rebalanced quarterly (based on information as of the prior month-end).
The Fund generally seeks to track the returns of the Index before fees and expenses by employing a replication strategy that seeks to hold all the stocks in the Index in proportion to their weightings in the Index.
Principal Risks of Investing in the Fund
The Fund’s investments are subject to the following principal risks:
Equity Securities Risk — The value of the equity securities in which the Fund invests may decline in response to developments affecting individual companies and/or general economic conditions in the United States or abroad. A company’s earnings or dividends may not increase as expected (or may decline) because of poor management, competitive pressures, reliance on particular suppliers or geographical regions, labor problems or shortages, corporate restructurings, fraudulent disclosures, man-made or natural disasters, military confrontations or wars, terrorism, public health crises, or other events, conditions, and factors. Price changes may be temporary or last for extended periods.
Market Risk — Overall market risks may affect the value of the Fund. Domestic and international factors such as political events, war, terrorism, trade disputes, inflation rates, interest rate levels, and other fiscal and monetary policy changes; cybersecurity incidents, pandemics, and other public health crises; sanctions against a particular foreign country, its nationals, businesses, or industries; and related geopolitical events, as well as environmental disasters such as earthquakes, fires, and floods, or other catastrophes, may add to instability in global economies and markets generally, and may lead to increased market volatility. Global economies and financial markets are highly interconnected, which increases the possibility that conditions in one country or region might adversely affect issuers in another country or region. The impact of these and other factors may be short-term or may last for extended periods.
Investment Strategy Risk — The Fund’s dividend strategy may not be successful. Dividend paying stocks may fall out of favor relative to the overall market. In addition, the Index may not successfully identify companies that meet its objectives.
Mid-Capitalization Stock Risk — Mid-sized companies may be subject to a number of risks not associated with larger, more established companies, potentially making their stock prices more volatile and increasing the risk of loss.

VictoryShares Dividend Accelerator ETF Summary
Large-Capitalization Stock Risk — The securities of large-sized companies may underperform the securities of smaller-sized companies or the market as a whole. The growth rate of larger, more established companies may lag those of smaller companies, especially during periods of economic expansion.
Index Risk — The Fund attempts to track the performance of the Index. The Fund’s performance will be negatively affected by general declines in the securities and asset classes represented in the Index. In addition, because the Fund is not actively managed, unless a specific security is removed from the Index, the Fund generally will not sell a security because the security’s issuer was in financial trouble. The Fund also does not attempt to take defensive positions under any market conditions, including declining markets. Therefore, the Fund’s performance could be lower than funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline or a decline in the value of one or more issuers.
Passive Investment Risk — The Fund is not actively managed, and the Adviser does not take defensive positions under any market conditions, including declining markets.
Calculation Methodology Risk — The Index relies on various sources of information to assess the criteria of issuers included in the Index, including information that may be based on assumptions and estimates. Neither the Fund, the Index Provider, nor the Adviser can offer assurances that the Index’s calculation methodology or sources of information will provide an accurate assessment of included issuers or correct valuation of securities, nor can they guarantee the availability or timeliness of the production of the Index.
Tracking Error Risk — The Fund may be subject to tracking error, which is the divergence of the Fund’s performance from its index. Tracking error may occur because of, among other reasons, differences between the securities and other instruments held in the Fund’s portfolio and those included in the Index. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses, while the Index does not.
Rebalancing Risk — In purchasing and selling securities to rebalance its portfolio, the Fund will pay more in brokerage commissions than it would without a rebalancing policy. As a result of the need to rebalance, the Fund also has less flexibility in the timing of purchases and sales of securities than it would otherwise, and the rebalancing may result in high portfolio turnover. While we will attempt to minimize any adverse impact to the Fund or its shareholders, the Fund may have a higher proportion of capital gains and a lower return than a fund that does not have a rebalancing policy. Errors in index data, index computations or the construction of the index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders.
Exchange-Traded Fund (“ETF”) Structure Risk — The Fund is structured as an ETF and, as a result, is subject to special risks, including:
◼
Not Individually Redeemable — The Fund’s shares are not individually redeemable and may be redeemed by the Fund at its net asset value per share (“NAV”) only in large blocks known as Creation Units. The Fund may incur brokerage costs purchasing enough shares to constitute a Creation Unit. Alternatively, the Fund may redeem your shares by selling them on the secondary market at prevailing market prices.
◼
Trading Issues — Trading in shares on the exchange operated by Nasdaq Stock Market LLC (the “Exchange”) may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in shares inadvisable, such as extraordinary market volatility. There can be no assurance that shares will continue to meet the listing requirements of the Exchange. There is no guarantee that an active secondary market will develop for the shares. In stressed market conditions, authorized participants may be unwilling to participate in the creation/redemption process, particularly if the market for shares becomes less liquid in

VictoryShares Dividend Accelerator ETF Summary
response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings, which may lead to widening of bid-ask spreads and differences between the market price of the shares and the underlying value of those shares.
◼
Market Price Variance Risk — The market prices of shares will fluctuate in response to changes in NAV and supply and demand for shares and will include a bid-ask spread charged by the exchange specialists, market makers, or other participants that trade the particular security. There may be times when the market price and the NAV vary significantly, particularly in times of market stress. This means that shares may trade at a premium or discount to NAV and bid-ask spreads may widen.
◼
Authorized Participants Concentration Risk — A limited number of financial institutions may be responsible for all or a significant portion of the creation and redemption activity for the Fund. If these firms exit the business or are unable or unwilling to process creation and/or redemption orders, shares may trade at a premium or discount to NAV and bid-ask spreads may widen.
◼
Intraday Indicative Value (“IIV”) Risk — The Exchange intends to disseminate the approximate per share value of the Fund’s published basket of securities (“Deposit Securities”) every 15 seconds (the “intraday indicative value” or “IIV”). The IIV is not a real-time update of the NAV per share of the Fund because the IIV may not be calculated in the same manner as the NAV. For example, the calculation of the NAV may be subject to fair valuation at different prices than those used in the calculations of the IIV and, unlike the calculation of NAV, the IIV does not take into account Fund expenses. The IIV calculations are based on local market prices and may not reflect events that occur subsequent to the local market’s close which could affect premiums and discounts between the IIV and the market price of the shares. In addition, the IIV is based on the published Deposit Securities and not on the Fund’s actual holdings.
◼
Tax-Efficiency Risk — Redemptions of shares may be effected for cash, rather than in kind, which means that the Fund may need to sell portfolio securities in order to complete an in-cash redemption, and may recognize net gains on these sales. As a result, investments in the shares may be less tax-efficient than investments in ETFs that redeem solely or principally in kind, and the Fund may pay out higher annual capital gain distributions than if the in-kind redemption process was used.
Valuation Risk — The sale price the Fund could receive for a security may differ from the Fund’s valuation of the security and may differ from the value used by the Index, particularly for securities that trade in low volume or volatile markets or that are valued using a fair value methodology. The Fund relies on various sources to calculate its NAV. The information may be provided by third parties that are believed to be reliable, but the information may not be accurate due to errors by such pricing sources, technological issues, or otherwise.
Large Shareholder Risk — Certain large shareholders, including other funds advised by the Adviser, may from time to time own a substantial amount of the Fund’s shares. The actions by one shareholder or multiple shareholders may have an impact on the Fund and, therefore, indirectly on other shareholders. Shareholder purchase and redemption activity may affect the per share amount of the Fund’s distributions of its net investment income and net realized capital gains, if any, thereby affecting the tax burden on the Fund’s shareholders subject to federal income tax. To the extent a larger shareholder (including, for example, an affiliated fund that operates as a fund-of-funds or 529 college savings plan) is permitted to invest in the Fund, the Fund may experience large inflows or outflows of cash from time to time. This activity could magnify these adverse effects on the Fund.
You may lose money by investing in the Fund. There is no guarantee that the Fund will achieve its objective. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

VictoryShares Dividend Accelerator ETF Summary
By itself, the Fund does not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to weather changes in the value of their investment.
Investment Performance
The bar chart and table that follow are intended to help you understand some of the risks of investing in the Fund. The bar chart shows you how the Fund’s calendar year performance has varied over the past 10 years (or the life of the Fund if shorter). The table compares the Fund’s average annual total returns over the same period to one or more broad measures of market performance. We assume reinvestment of dividends and distributions.
Updated performance information is available on the Fund’s website at vcm.com.
Calendar Year Returns

40%
30%
20%
10%
0%
-10%
31.18%
12.76%
21.79%
-0.70%
-4.34%
2018
2019
2020
2021
2022

During the periods shown in the chart:	Returns	Quarter ended
Highest Quarter	15.25%	June 30, 2020
Lowest Quarter	-19.13%	March 31, 2020

Year-to-date return	-1.76%	September 30, 2023

Average Annual Total Returns (For the Periods Ended December 31, 2022)	1 Year	5 Years	Life of Fund[1]
FUND
Before Taxes	-4.34%	11.34%	12.36%
After Taxes on Distributions	-4.77%	10.91%	11.92%
After Taxes on Distributions and Sale of Fund Shares	-2.28%	8.98%	9.88%
Indices
S&P 500® Index reflects no deduction for fees, expenses or taxes	-18.11%	9.42%	10.96%
Nasdaq Victory Dividend Accelerator Index reflects no deduction for fees, expenses, or taxes, except foreign withholding taxes	-3.94%	11.76%	12.77%
1
Inception date is April 18, 2017.
After-tax returns use the historical highest individual federal marginal income tax rates and do not reflect the effect of state and local taxes. In certain situations, the return after taxes on distributions and sale of fund shares may be higher than the other return amounts. A higher after-tax return may

VictoryShares Dividend Accelerator ETF Summary
result when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant if you own your Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
Management of the Fund
Investment Adviser
Victory Capital Management Inc. (the “Adviser”) serves as the Fund’s investment adviser. The portfolio manager primarily responsible for day-to-day management of the Fund is a member of the Adviser's Victory Solutions platform, which oversees the Adviser's rules-basedinvestment strategies.
Portfolio Management
	Title	Tenure with the Fund
Mannik Dhillon, CFA, CAIA®	President, VictoryShares and Solutions	Since 2017
Purchase and Sale of Fund Shares
The Fund will issue and redeem shares at NAV only in large blocks of 50,000 shares (each block of shares is called a “Creation Unit”). Creation Units are issued and redeemed for cash and/or in-kind for securities by Authorized Participants (“APs”) that have entered into agreements with the Fund’s distributor. Except when aggregated in Creation Units, shares are not redeemable securities of the Fund.
Shares of the Fund are listed for trading on the Exchange. Individual shares may only be purchased and sold in the secondary market through a broker or dealer at a market price. Because shares of the Fund trade at market prices rather than NAV, shares may trade at a price that is greater than (a premium), at, or less than (a discount) NAV. An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares (bid) and the lowest price a seller is willing to accept for shares (ask) when buying or selling shares in the secondary market (the “bid-ask spread”).
For recent information about the Fund, including the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, visit vcm.com.
Tax Information
The Fund’s distributions generally are taxable as ordinary income, qualified dividend income, or capital gains. A sale of shares may result in a capital gain or loss.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

VictoryShares US Multi-Factor Minimum Volatility ETF Summary
Investment Objective
The VictoryShares US Multi-Factor Minimum Volatility ETF (the “Fund”) seeks to provide investment results that track the performance of the Nasdaq Victory US Multi-Factor Minimum Volatility Index (the “Index”) before fees and expenses.
Fund Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Shareholder Fees (paid directly from your investment)	None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.30%
Other Expenses	0.12%
Total Annual Fund Operating Expenses	0.42%
Fee Waiver/Expense Reimbursement[1]	(0.07)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement[1]	0.35%
1
Victory Capital Management Inc. (the “Adviser”) has contractually agreed to waive its management fee and/or reimburse expenses so that the total annual fund operating expenses (excluding certain items such as interest, taxes, and brokerage commissions) do not exceed 0.35% through at least October 31, 2024. The Adviser is permitted to recoup advisory fees waived and expenses reimbursed for up to three years after the date of the waiver or reimbursement, subject to the lesser of any operating expense limits in effect at the time of (a) the original waiver or expense reimbursement; or (b) the recoupment, after giving effect to the recoupment amount. This agreement may only be terminated by the Fund’s Board of Trustees.
Example:
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that (1) you invest $10,000 in the Fund for the time periods indicated and then sell or continue to hold all of your shares at the end of the period, (2) your investment has a 5% return each year, and (3) the Fund’s operating expenses remain the same. The amounts shown reflect any fee waiver/expense reimbursement in place through its expiration date. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$36	$128	$228	$523
Portfolio Turnover:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover will generally indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund’s performance. For the most recent fiscal year, the Fund’s portfolio turnover rate was 73% of the average value of its portfolio.

VictoryShares US Multi-Factor Minimum Volatility ETF Summary
Principal Investment Strategy
The Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its assets in securities included in the Nasdaq Victory US Multi-Factor Minimum Volatility Index (the “Index”). The Index utilizes a rules-based approach designed to generate investment returns with less volatility than the broader U.S. market. The Index is maintained exclusively by Nasdaq, Inc. (the “Index Provider”). The Index Provider is not affiliated with the Fund or the Adviser.
The companies eligible for inclusion in the Index are derived from its starting universe, the mid- and large-capitalization U.S. companies included in the Nasdaq US Large Mid Cap Index (“Parent Index”), an index maintained by the Index Provider. The Parent Index consists of those U.S. companies with market caps representing the top 90% of the U.S. investable universe.
The Index Provider considers a company to be a U.S. company if it is economically tied to the U.S. In general, a company is treated as being economically tied to the U.S. if: (1) the company is incorporated and domiciled in the U.S., (2) the company makes public filings with U.S. securities regulators, and (3) the company’s securities are listed on a U.S. exchange. In addition, the Index Provider treats companies that are incorporated in certain identified countries to benefit from tax, legal or other advantages, but which otherwise meet these requirements, as being economically tied to the U.S.
The Index is designed to construct a diversified portfolio with superior risk-adjusted returns by first ranking companies using a number of proprietary fundamental factors, such as dividend yield, sales growth and other financial metrics that have been identified by a quantitative multi-factor selection process to identify the companies that are most likely to outperform the broader U.S. market. The companies in the top 20% of the ranking are included in the Index. Within this smaller set of companies, the Index uses an optimization tool to weight the individual securities to minimize absolute volatility, measured at a portfolio level, within established portfolio constraints (such as minimum and maximum weightings of index constituents and sectors). The Index is reconstituted every April and October (based on information as of the prior month-end).
The Fund generally seeks to track the returns of the Index before fees and expenses by employing a replication strategy that seeks to hold all the stocks in the Index in proportion to their weightings in the Index.
Principal Risks of Investing in the Fund
The Fund’s investments are subject to the following principal risks:
Equity Securities Risk — The value of the equity securities in which the Fund invests may decline in response to developments affecting individual companies and/or general economic conditions in the United States or abroad. A company’s earnings or dividends may not increase as expected (or may decline) because of poor management, competitive pressures, reliance on particular suppliers or geographical regions, labor problems or shortages, corporate restructurings, fraudulent disclosures, man-made or natural disasters, military confrontations or wars, terrorism, public health crises, or other events, conditions, and factors. Price changes may be temporary or last for extended periods.
Market Risk — Overall market risks may affect the value of the Fund. Domestic and international factors such as political events, war, terrorism, trade disputes, inflation rates, interest rate levels, and other fiscal and monetary policy changes; cybersecurity incidents, pandemics, and other public health crises; sanctions against a particular foreign country, its nationals, businesses, or industries; and related geopolitical events, as well as environmental disasters such as earthquakes, fires, and floods, or other catastrophes, may add to instability in global economies and markets generally, and may lead to increased market volatility. Global economies and financial markets are highly interconnected, which increases the possibility that conditions in one country or region might adversely affect issuers in another country or region. The impact of these and other factors may be short-term or may last for extended periods.

VictoryShares US Multi-Factor Minimum Volatility ETF Summary
Mid-Capitalization Stock Risk — Mid-sized companies may be subject to a number of risks not associated with larger, more established companies, potentially making their stock prices more volatile and increasing the risk of loss.
Large-Capitalization Stock Risk — The securities of large-sized companies may underperform the securities of smaller-sized companies or the market as a whole. The growth rate of larger, more established companies may lag those of smaller companies, especially during periods of economic expansion.
Index Risk — The Fund attempts to track the performance of the Index. The Fund’s performance will be negatively affected by general declines in the securities and asset classes represented in the Index. In addition, because the Fund is not actively managed, unless a specific security is removed from the Index, the Fund generally will not sell a security because the security’s issuer was in financial trouble. The Fund also does not attempt to take defensive positions under any market conditions, including declining markets. Therefore, the Fund’s performance could be lower than funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline or a decline in the value of one or more issuers.
Passive Investment Risk — The Fund is not actively managed, and the Adviser does not take defensive positions under any market conditions, including declining markets.
Calculation Methodology Risk — The Index relies on various sources of information to assess the criteria of issuers included in the Index, including information that may be based on assumptions and estimates. Neither the Fund, the Index Provider, nor the Adviser can offer assurances that the Index’s calculation methodology or sources of information will provide an accurate assessment of included issuers or correct valuation of securities, nor can they guarantee the availability or timeliness of the production of the Index.
Tracking Error Risk — The Fund may be subject to tracking error, which is the divergence of the Fund’s performance from its index. Tracking error may occur because of, among other reasons, differences between the securities and other instruments held in the Fund’s portfolio and those included in the Index. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses, while the Index does not.
Rebalancing Risk — In purchasing and selling securities to rebalance its portfolio, the Fund will pay more in brokerage commissions than it would without a rebalancing policy. As a result of the need to rebalance, the Fund also has less flexibility in the timing of purchases and sales of securities than it would otherwise, and the rebalancing may result in high portfolio turnover. While we will attempt to minimize any adverse impact to the Fund or its shareholders, the Fund may have a higher proportion of capital gains and a lower return than a fund that does not have a rebalancing policy. Errors in index data, index computations or the construction of the index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders.
Exchange-Traded Fund (“ETF”) Structure Risk — The Fund is structured as an ETF and, as a result, is subject to special risks, including:
◼
Not Individually Redeemable — The Fund’s shares are not individually redeemable and may be redeemed by the Fund at its net asset value per share (“NAV”) only in large blocks known as Creation Units. The Fund may incur brokerage costs purchasing enough shares to constitute a Creation Unit. Alternatively, the Fund may redeem your shares by selling them on the secondary market at prevailing market prices.
◼
Trading Issues — Trading in shares on the exchange operated by Nasdaq Stock Market LLC (the “Exchange”) may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in shares inadvisable, such as extraordinary market volatility. There

VictoryShares US Multi-Factor Minimum Volatility ETF Summary
can be no assurance that shares will continue to meet the listing requirements of the Exchange. There is no guarantee that an active secondary market will develop for the shares. In stressed market conditions, authorized participants may be unwilling to participate in the creation/redemption process, particularly if the market for shares becomes less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings, which may lead to widening of bid-ask spreads and differences between the market price of the shares and the underlying value of those shares.
◼
Market Price Variance Risk — The market prices of shares will fluctuate in response to changes in NAV and supply and demand for shares and will include a bid-ask spread charged by the exchange specialists, market makers, or other participants that trade the particular security. There may be times when the market price and the NAV vary significantly, particularly in times of market stress. This means that shares may trade at a premium or discount to NAV and bid-ask spreads may widen.
◼
Authorized Participants Concentration Risk — A limited number of financial institutions may be responsible for all or a significant portion of the creation and redemption activity for the Fund. If these firms exit the business or are unable or unwilling to process creation and/or redemption orders, shares may trade at a premium or discount to NAV and bid-ask spreads may widen.
◼
Intraday Indicative Value (“IIV”) Risk — The Exchange intends to disseminate the approximate per share value of the Fund’s published basket of securities (“Deposit Securities”) every 15 seconds (the “intraday indicative value” or “IIV”). The IIV is not a real-time update of the NAV per share of the Fund because the IIV may not be calculated in the same manner as the NAV. For example, the calculation of the NAV may be subject to fair valuation at different prices than those used in the calculations of the IIV and, unlike the calculation of NAV, the IIV does not take into account Fund expenses. The IIV calculations are based on local market prices and may not reflect events that occur subsequent to the local market’s close which could affect premiums and discounts between the IIV and the market price of the shares. In addition, the IIV is based on the published Deposit Securities and not on the Fund’s actual holdings.
◼
Tax-Efficiency Risk — Redemptions of shares may be effected for cash, rather than in kind, which means that the Fund may need to sell portfolio securities in order to complete an in-cash redemption, and may recognize net gains on these sales. As a result, investments in the shares may be less tax-efficient than investments in ETFs that redeem solely or principally in kind, and the Fund may pay out higher annual capital gain distributions than if the in-kind redemption process was used.
Valuation Risk — The sale price the Fund could receive for a security may differ from the Fund’s valuation of the security and may differ from the value used by the Index, particularly for securities that trade in low volume or volatile markets or that are valued using a fair value methodology. The Fund relies on various sources to calculate its NAV. The information may be provided by third parties that are believed to be reliable, but the information may not be accurate due to errors by such pricing sources, technological issues, or otherwise.
Large Shareholder Risk — Certain large shareholders, including other funds advised by the Adviser, may from time to time own a substantial amount of the Fund’s shares. The actions by one shareholder or multiple shareholders may have an impact on the Fund and, therefore, indirectly on other shareholders. Shareholder purchase and redemption activity may affect the per share amount of the Fund’s distributions of its net investment income and net realized capital gains, if any, thereby affecting the tax burden on the Fund’s shareholders subject to federal income tax. To the extent a larger shareholder (including, for example, an affiliated fund that operates as a fund-of-funds or 529 college savings plan) is permitted to invest in the Fund, the Fund may experience large inflows or outflows of cash from time to time. This activity could magnify these adverse effects on the Fund.

VictoryShares US Multi-Factor Minimum Volatility ETF Summary
You may lose money by investing in the Fund. There is no guarantee that the Fund will achieve its objective. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
By itself, the Fund does not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to weather changes in the value of their investment.
Investment Performance
The bar chart and table that follow are intended to help you understand some of the risks of investing in the Fund. The bar chart shows you how the Fund’s calendar year performance has varied over the past 10 years (or the life of the Fund if shorter). The table compares the Fund’s average annual total returns over the same period to one or more broad measures of market performance. We assume reinvestment of dividends and distributions.
Updated performance information is available on the Fund’s website at vcm.com.
Calendar Year Returns

40%
30%
20%
10%
0%
-10%
-20%
26.20%
25.60%
5.17%
-0.25%
-7.38%
2018
2019
2020
2021
2022

During the periods shown in the chart:	Returns	Quarter ended
Highest Quarter	15.27%	June 30, 2020
Lowest Quarter	-18.50%	March 31, 2020

Year-to-date return	4.32%	September 30, 2023

Average Annual Total Returns (For the Periods Ended December 31, 2022)	1 Year	5 Years	Life of Fund[1]
FUND
Before Taxes	-7.38%	9.02%	10.21%
After Taxes on Distributions	-7.81%	8.46%	9.64%
After Taxes on Distributions and Sale of Fund Shares	-4.06%	7.03%	8.03%
Indices
S&P 500® Index reflects no deduction for fees, expenses or taxes	-18.11%	9.42%	10.53%
Nasdaq Victory US Multi-Factor Minimum Volatility Index reflects no deduction for fees, expenses, or taxes	-6.96%	9.43%	10.62%
1
Inception date is June 22, 2017.

VictoryShares US Multi-Factor Minimum Volatility ETF Summary
After-tax returns use the historical highest individual federal marginal income tax rates and do not reflect the effect of state and local taxes. In certain situations, the return after taxes on distributions and sale of fund shares may be higher than the other return amounts. A higher after-tax return may result when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant if you own your Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
Management of the Fund
Investment Adviser
Victory Capital Management Inc. (the “Adviser”) serves as the Fund’s investment adviser. The portfolio manager primarily responsible for day-to-day management of the Fund is a member of the Adviser's Victory Solutions platform, which oversees the Adviser's rules-basedinvestment strategies.
Portfolio Management
	Title	Tenure with the Fund
Mannik Dhillon, CFA, CAIA®	President, VictoryShares and Solutions	Since 2017
Purchase and Sale of Fund Shares
The Fund will issue and redeem shares at NAV only in large blocks of 50,000 shares (each block of shares is called a “Creation Unit”). Creation Units are issued and redeemed for cash and/or in-kind for securities by Authorized Participants (“APs”) that have entered into agreements with the Fund’s distributor. Except when aggregated in Creation Units, shares are not redeemable securities of the Fund.
Shares of the Fund are listed for trading on the Exchange. Individual shares may only be purchased and sold in the secondary market through a broker or dealer at a market price. Because shares of the Fund trade at market prices rather than NAV, shares may trade at a price that is greater than (a premium), at, or less than (a discount) NAV. An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares (bid) and the lowest price a seller is willing to accept for shares (ask) when buying or selling shares in the secondary market (the “bid-ask spread”).
For recent information about the Fund, including the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, visit vcm.com.
Tax Information
The Fund’s distributions generally are taxable as ordinary income, qualified dividend income, or capital gains. A sale of shares may result in a capital gain or loss.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

VictoryShares US 500 Enhanced Volatility Wtd ETF Summary
Investment Objective
The VictoryShares US 500 Enhanced Volatility Wtd ETF (the “Fund”) seeks to provide investment results that track the performance of the Nasdaq Victory US Large Cap 500 Long/Cash Volatility Weighted Index (the “Index”) before fees and expenses.
Fund Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Shareholder Fees (paid directly from your investment)	None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.30%
Other Expenses	0.09%
Acquired Fund Fees and Expenses[1]	0.05%
Total Annual Fund Operating Expenses	0.44%
Fee Waiver/Expense Reimbursement[2]	(0.04)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement[2]	0.40%
1
Acquired Fund Fees and Expenses are fees and expenses of investment companies in which the Fund invests that are indirectly incurred by the Fund. Total annual operating expenses may not correlate to the ratio of expenses to the average daily net assets shown in the financial highlights, which reflect the operating expenses and do not include Acquired Fund Fees and Expenses.
2
Victory Capital Management Inc. (the “Adviser”) has contractually agreed to waive its management fee and/or reimburse expenses so that the total annual fund operating expenses (excluding certain items such as Acquired Fund Fees and Expenses, interest, taxes, and brokerage commissions) do not exceed 0.35% through at least October 31, 2024. The Adviser is permitted to recoup advisory fees waived and expenses reimbursed for up to three years after the date of the waiver or reimbursement, subject to the lesser of any operating expense limits in effect at the time of (a) the original waiver or expense reimbursement; or (b) the recoupment, after giving effect to the recoupment amount. This agreement may only be terminated by the Fund’s Board of Trustees.
Example:
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that (1) you invest $10,000 in the Fund for the time periods indicated and then sell or continue to hold all of your shares at the end of the period, (2) your investment has a 5% return each year, and (3) the Fund’s operating expenses remain the same. The amounts shown reflect any fee waiver/expense reimbursement in place through its expiration date. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$41	$137	$242	$551
Portfolio Turnover:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover will generally indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not

VictoryShares US 500 Enhanced Volatility Wtd ETF Summary
reflected in annual Fund operating expenses or in the example, affect the Fund’s performance. For the most recent fiscal year, the Fund’s portfolio turnover rate was 271% of the average value of its portfolio.
Principal Investment Strategy
The Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its assets directly or indirectly in the securities included in the Nasdaq Victory US Large Cap 500 Long/Cash Volatility Weighted Index (the “Index”), an unmanaged, volatility weighted index maintained exclusively by Nasdaq, Inc. (the “Index Provider”). The Index Provider is not affiliated with the Fund or the Adviser.
The Index combines fundamental criteria with individual security risk control achieved through volatility weighting of individual securities. In accordance with a rules-based mathematical formula, the Index tactically reduces its exposure to the equity markets during periods of significant market decline and reallocates to stocks when market prices have further declined or rebounded. The term “Enhanced” in the Fund’s name refers to a feature of the Index that is designed to enhance risk-adjusted returns while attempting to minimize downside market risk through defensive positioning, as described below.
The Index follows a rules-based methodology to construct its constituent securities:
◼
The Index universe begins with all publicly traded U.S. stocks and then screens for all companies with positive earnings across the last 12 months.
◼
The Index identifies the 500 largest U.S. stocks by market capitalization measured at the time the Index’s constituent securities are determined.
◼
The 500 stocks are weighted based on their daily standard deviation (volatility) of daily price changes over the last 180 trading days. Stocks with lower volatility receive a higher weighting and stocks with higher volatility receive a lower weighting.
The Index is reconstituted every March and September (based on information as of the prior month-end) and is adjusted to limit exposure to any particular sector to 25%. The Index may include more than or fewer than 500 stocks depending on the number of companies meeting the Index’s criteria. As of September 30, 2023, the Index had a market capitalization range from $0.5 billion to $2.7 trillion.
The Index follows a mathematical index construction process designed to limit risk during periods of significant (non-normal) market decline by reducing its exposure to the equity market by allocating a portion of the Index to cash or cash equivalents. Market decline is measured at month-end by reference to the Nasdaq Victory US Large Cap 500 Volatility Weighted Index (“Reference Index”), an unmanaged, volatility weighted index, which is composed of the same securities as in the Index but without any allocation to cash or cash equivalents.
A “significant market decline” means a decline of 10% or more from the Reference Index’s all-time daily high closing value compared to its most recent month-end closing value, during which the Index’s exposure to the market may be as low as 25% depending on the magnitude and duration of such decline.
During a period of significant market decline that is 10% or more but less than 20% (the “initial trigger point”), the Index will allocate 75% of the stocks included in the Index to cash or cash equivalents, with the remaining 25% consisting of stocks included in the Reference Index.
The Index will reallocate all or a portion of its cash or cash equivalents to stocks when the Reference Index reaches certain additional trigger points, measured at a subsequent month end, as follows:
◼
The Index will return to being 100% allocated to stocks if the subsequent month end closing value of the stocks in the Reference Index returns to a level that is less than the initial trigger point.

VictoryShares US 500 Enhanced Volatility Wtd ETF Summary
◼
If the Reference Index declines by 20% or more but less than 30% from its all-time daily high closing value as measured at a subsequent month end, the Index will reallocate an additional 25% to the stocks in the Reference Index at their current securities weightings and the Index will then be 50% allocated to stocks included in the Reference Index.
◼
If the Reference Index declines by 30% or more but less than 40% from its all-time daily high closing value as measured at a subsequent month end, the Index will reallocate another 25% to the stocks of the Reference Index at their current securities weighting and the Index will then be 75% allocated to stocks included in the Reference Index.
◼
If the Reference Index declines by 40% or more from its all-time daily high closing value as measured at a subsequent month end, the Index will reallocate the remaining 25% to the stocks in the Reference Index at their current securities weighting. At this point, the Index will be 100% allocated to stocks included in the Reference Index.
The Index will make any prescribed allocations to cash in accordance with the mathematical formula only at month end. In the event that it does, the Fund may experience higher portfolio turnover and incur additional transaction costs.
During any periods of significant market decline, when the Index’s exposure to the market is less than 100%, the cash portion of the Index will be invested in 30-day U.S. Treasury bills or in money market mutual funds that primarily invest in short-term U.S. Treasury obligations.
While the Fund generally seeks to track the returns of the Index before fees and expenses by employing a replication strategy that seeks to hold all the stocks in the Index, at times the Fund may pursue its investment objective by investing in the Index securities indirectly by investing all or a portion of its assets in another investment company advised by the Adviser, including an exchange-traded fund (“ETF”), that seeks to track the Index or the Reference Index.
Principal Risks of Investing in the Fund
The Fund’s investments are subject to the following principal risks:
Equity Securities Risk — The value of the equity securities in which the Fund invests may decline in response to developments affecting individual companies and/or general economic conditions in the United States or abroad. A company’s earnings or dividends may not increase as expected (or may decline) because of poor management, competitive pressures, reliance on particular suppliers or geographical regions, labor problems or shortages, corporate restructurings, fraudulent disclosures, man-made or natural disasters, military confrontations or wars, terrorism, public health crises, or other events, conditions, and factors. Price changes may be temporary or last for extended periods.
Market Risk — Overall market risks may affect the value of the Fund. Domestic and international factors such as political events, war, terrorism, trade disputes, inflation rates, interest rate levels, and other fiscal and monetary policy changes; cybersecurity incidents, pandemics, and other public health crises; sanctions against a particular foreign country, its nationals, businesses, or industries; and related geopolitical events, as well as environmental disasters such as earthquakes, fires, and floods, or other catastrophes, may add to instability in global economies and markets generally, and may lead to increased market volatility. Global economies and financial markets are highly interconnected, which increases the possibility that conditions in one country or region might adversely affect issuers in another country or region. The impact of these and other factors may be short-term or may last for extended periods.
Large-Capitalization Stock Risk — The securities of large-sized companies may underperform the securities of smaller-sized companies or the market as a whole. The growth rate of larger, more established companies may lag those of smaller companies, especially during periods of economic expansion.

VictoryShares US 500 Enhanced Volatility Wtd ETF Summary
Debt Securities Risk — The value of the Fund’s direct or indirect investments in fixed income securities changes in response to various factors, including, for example, market-related factors (such as changes in interest rates or changes in the risk appetite of investors generally) and changes in the actual or perceived ability of the issuer (or of issuers generally) to meet its (or their) obligations.
Portfolio Turnover Risk — Higher portfolio turnover ratios resulting from additional purchases and sales of portfolio securities generally will result in higher transaction costs and Fund expenses and may result in more significant distributions of short-term capital gains to investors, which are taxed as ordinary income.
Investment Company Risk — An investment company or similar vehicle (including an ETF) in which the Fund invests may not achieve its investment objective. Underlying investment vehicles are subject to investment advisory and other expenses, which will be indirectly paid by the Fund. Lack of liquidity in an ETF could result in an ETF being more volatile than the underlying portfolio of securities.
Index/Defensive Positioning Risk — Because the Index’s allocation to cash versus securities is determined at month-end, there is a risk that the Index, and thus the Fund, will not react to changes in market conditions that occur between reallocations. The Fund will incur transaction costs and potentially adverse tax consequences in the event the Index allocates to cash. There is no guarantee that the Index’s prescribed defensive strategy, if employed, will be successful in minimizing downside market risk.
Passive Investment Risk/Index Risk — The Fund is designed to track the Index and is not actively managed. The Fund will not buy or sell shares of an equity security due to current or projected performance of a security, industry, or sector, unless that security is added to or removed, respectively, from the Index. The Fund does not, therefore, seek returns in excess of the Index, and does not attempt to take defensive positions or hedge against potential risks unless such defensive positions are also taken by the Index.
Calculation Methodology Risk — The Index relies on various sources of information to assess the criteria of issuers included in the Index, including information that may be based on assumptions and estimates. Neither the Fund, the Index Provider, nor the Adviser can offer assurances that the Index’s calculation methodology or sources of information will provide an accurate assessment of included issuers or correct valuation of securities, nor can they guarantee the availability or timeliness of the production of the Index.
Tracking Risk — The Fund's return may not match the return of the Index for a number of reasons, including: the Fund incurs operating expenses not applicable to the Index, and incurs costs in buying and selling securities; the Fund may not be fully invested at times; differences in the valuation of securities; and differences between the Fund's portfolio and the Index resulting from legal restrictions, cost or liquidity constraints.
Rebalancing Risk — In purchasing and selling securities to rebalance its portfolio, the Fund will pay more in brokerage commissions than it would without a rebalancing policy. As a result of the need to rebalance, the Fund also has less flexibility in the timing of purchases and sales of securities than it would otherwise, and the rebalancing may result in high portfolio turnover. While we will attempt to minimize any adverse impact to the Fund or its shareholders, the Fund may have a higher proportion of capital gains and a lower return than a fund that does not have a rebalancing policy. Errors in index data, index computations or the construction of the index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders.
Exchange-Traded Fund (“ETF”) Structure Risk — The Fund is structured as an ETF and, as a result, is subject to special risks, including:

VictoryShares US 500 Enhanced Volatility Wtd ETF Summary
◼
Not Individually Redeemable — The Fund’s shares are not individually redeemable and may be redeemed by the Fund at its net asset value per share (“NAV”) only in large blocks known as Creation Units. The Fund may incur brokerage costs purchasing enough shares to constitute a Creation Unit. Alternatively, the Fund may redeem your shares by selling them on the secondary market at prevailing market prices.
◼
Trading Issues — Trading in shares on the exchange operated by Nasdaq Stock Market LLC (the “Exchange”) may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in shares inadvisable, such as extraordinary market volatility. There can be no assurance that shares will continue to meet the listing requirements of the Exchange. There is no guarantee that an active secondary market will develop for the shares. In stressed market conditions, authorized participants may be unwilling to participate in the creation/redemption process, particularly if the market for shares becomes less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings, which may lead to widening of bid-ask spreads and differences between the market price of the shares and the underlying value of those shares.
◼
Market Price Variance Risk — The market prices of shares will fluctuate in response to changes in NAV and supply and demand for shares and will include a bid-ask spread charged by the exchange specialists, market makers, or other participants that trade the particular security. There may be times when the market price and the NAV vary significantly, particularly in times of market stress. This means that shares may trade at a premium or discount to NAV and bid-ask spreads may widen.
◼
Authorized Participants Concentration Risk — A limited number of financial institutions may be responsible for all or a significant portion of the creation and redemption activity for the Fund. If these firms exit the business or are unable or unwilling to process creation and/or redemption orders, shares may trade at a premium or discount to NAV and bid-ask spreads may widen.
◼
Intraday Indicative Value (“IIV”) Risk — The Exchange intends to disseminate the approximate per share value of the Fund’s published basket of securities (“Deposit Securities”) every 15 seconds (the “intraday indicative value” or “IIV”). The IIV is not a real-time update of the NAV per share of the Fund because the IIV may not be calculated in the same manner as the NAV. For example, the calculation of the NAV may be subject to fair valuation at different prices than those used in the calculations of the IIV and, unlike the calculation of NAV, the IIV does not take into account Fund expenses. The IIV calculations are based on local market prices and may not reflect events that occur subsequent to the local market’s close which could affect premiums and discounts between the IIV and the market price of the shares. In addition, the IIV is based on the published Deposit Securities and not on the Fund’s actual holdings.
◼
Tax-Efficiency Risk — Redemptions of shares may be effected for cash, rather than in kind, which means that the Fund may need to sell portfolio securities in order to complete an in-cash redemption, and may recognize net gains on these sales. As a result, investments in the shares may be less tax-efficient than investments in ETFs that redeem solely or principally in kind, and the Fund may pay out higher annual capital gain distributions than if the in-kind redemption process was used.
Valuation Risk — The sale price the Fund could receive for a security may differ from the Fund’s valuation of the security and may differ from the value used by the Index, particularly for securities that trade in low volume or volatile markets or that are valued using a fair value methodology. The Fund relies on various sources to calculate its NAV. The information may be provided by third parties that are believed to be reliable, but the information may not be accurate due to errors by such pricing sources, technological issues, or otherwise.

VictoryShares US 500 Enhanced Volatility Wtd ETF Summary
You may lose money by investing in the Fund. There is no guarantee that the Fund will achieve its objective. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
By itself, the Fund does not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to weather changes in the value of their investment.
Investment Performance
The bar chart and table that follow are intended to help you understand some of the risks of investing in the Fund. The bar chart shows you how the Fund’s calendar year performance has varied over the past 10 years (or the life of the Fund if shorter). The table compares the Fund’s average annual total returns over the same period to one or more broad measures of market performance. We assume reinvestment of dividends and distributions.
Updated performance information is available on the Fund’s website at vcm.com.
Calendar Year Returns

40%
30%
20%
10%
0%
-10%
-20%
-0.56%
14.42%
22.37%
-8.61%
21.66%
19.68%
26.07%
-14.16%
2015
2016
2017
2018
2019
2020
2021
2022

During the periods shown in the chart:	Returns	Quarter ended
Highest Quarter	15.14%	December 31, 2020
Lowest Quarter	-14.66%	December 31, 2018

Year-to-date return	-7.16%	September 30, 2023

Average Annual Total Returns (For the Periods Ended December 31, 2022)	1 Year	5 Years	Life of Fund[1]
FUND
Before Taxes	-14.16%	7.57%	9.10%
After Taxes on Distributions	-15.01%	7.09%	8.68%
After Taxes on Distributions and Sale of Fund Shares	-7.90%	5.89%	7.32%
Indices
S&P 500® Index reflects no deduction for fees, expenses or taxes	-18.11%	9.42%	10.21%
Nasdaq Victory US Large Cap 500 Long/Cash Vol. Wtd Index reflects no deduction for fees, expenses, or taxes	-13.78%	7.98%	9.55%
1
Inception date is July 2, 2014.

VictoryShares US 500 Enhanced Volatility Wtd ETF Summary
After-tax returns use the historical highest individual federal marginal income tax rates and do not reflect the effect of state and local taxes. In certain situations, the return after taxes on distributions and sale of fund shares may be higher than the other return amounts. A higher after-tax return may result when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant if you own your Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
Management of the Fund
Investment Adviser
Victory Capital Management Inc. (the “Adviser”) serves as the Fund’s investment adviser. The portfolio manager primarily responsible for day-to-day management of the Fund is a member of the Adviser's Victory Solutions platform, which oversees the Adviser's rules-basedinvestment strategies.
Portfolio Management
	Title	Tenure with the Fund
Mannik Dhillon, CFA, CAIA®	President, VictoryShares and Solutions	Since 2018
Purchase and Sale of Fund Shares
The Fund will issue and redeem shares at NAV only in large blocks of 50,000 shares (each block of shares is called a “Creation Unit”). Creation Units are issued and redeemed for cash and/or in-kind for securities by Authorized Participants (“APs”) that have entered into agreements with the Fund’s distributor. Except when aggregated in Creation Units, shares are not redeemable securities of the Fund.
Shares of the Fund are listed for trading on the Exchange. Individual shares may only be purchased and sold in the secondary market through a broker or dealer at a market price. Because shares of the Fund trade at market prices rather than NAV, shares may trade at a price that is greater than (a premium), at, or less than (a discount) NAV. An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares (bid) and the lowest price a seller is willing to accept for shares (ask) when buying or selling shares in the secondary market (the “bid-ask spread”).
For recent information about the Fund, including the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, visit vcm.com.
Tax Information
The Fund’s distributions generally are taxable as ordinary income, qualified dividend income, or capital gains. A sale of shares may result in a capital gain or loss.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

VictoryShares US EQ Income Enhanced Volatility Wtd ETF Summary
Investment Objective
The VictoryShares US EQ Income Enhanced Volatility Wtd ETF (the “Fund”) seeks to provide investment results that track the performance of the Nasdaq Victory US Large Cap High Dividend 100 Long/Cash Volatility Weighted Index (the “Index”) before fees and expenses.
Fund Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Shareholder Fees (paid directly from your investment)	None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.30%
Other Expenses	0.08%
Acquired Fund Fees and Expenses[1]	0.03%
Total Annual Fund Operating Expenses	0.41%
Fee Waiver/Expense Reimbursement[2]	(0.03)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement[2]	0.38%
1
Acquired Fund Fees and Expenses are fees and expenses of investment companies in which the Fund invests that are indirectly incurred by the Fund. Total annual operating expenses may not correlate to the ratio of expenses to the average daily net assets shown in the financial highlights, which reflect the operating expenses and do not include Acquired Fund Fees and Expenses.
2
Victory Capital Management Inc. (the “Adviser”) has contractually agreed to waive its management fee and/or reimburse expenses so that the total annual fund operating expenses (excluding certain items such as Acquired Fund Fees and Expenses, interest, taxes, and brokerage commissions) do not exceed 0.35% through at least October 31, 2024. The Adviser is permitted to recoup advisory fees waived and expenses reimbursed for up to three years after the date of the waiver or reimbursement, subject to the lesser of any operating expense limits in effect at the time of (a) the original waiver or expense reimbursement; or (b) the recoupment, after giving effect to the recoupment amount. This agreement may only be terminated by the Fund’s Board of Trustees.
Example:
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that (1) you invest $10,000 in the Fund for the time periods indicated and then sell or continue to hold all of your shares at the end of the period, (2) your investment has a 5% return each year, and (3) the Fund’s operating expenses remain the same. The amounts shown reflect any fee waiver/expense reimbursement in place through its expiration date. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$39	$129	$227	$515
Portfolio Turnover:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover will generally indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not

VictoryShares US EQ Income Enhanced Volatility Wtd ETF Summary
reflected in annual Fund operating expenses or in the example, affect the Fund’s performance. For the most recent fiscal year, the Fund’s portfolio turnover rate was 333% of the average value of its portfolio.
Principal Investment Strategy
The Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its assets directly or indirectly in the securities included in the Nasdaq Victory US Large Cap 100 High Dividend Long/Cash Volatility Weighted Index (the “Index”), an unmanaged, volatility weighted index maintained exclusively by Nasdaq, Inc. (the “Index Provider”). The Index Provider is not affiliated with the Fund or the Adviser.
The Index combines fundamental criteria with individual security risk control achieved through volatility weighting of individual securities. In accordance with a rules-based mathematical formula, the Index tactically reduces its exposure to the equity markets during periods of significant market decline and reallocates to stocks when market prices have further declined or rebounded. The term “Enhanced” in the Fund’s name refers to a feature of the Index that is designed to enhance risk-adjusted returns while attempting to minimize downside market risk through defensive positioning, as described below.
The Index follows a rules-based methodology to construct its constituent securities:
◼
The Index universe begins with the stocks included in the Nasdaq Victory US Large Cap 500 Volatility Weighted Index, a volatility weighted index comprised of the 500 largest U.S. companies by market capitalization with positive earnings over the last twelve months.
◼
The Index identifies the 100 highest dividend yielding stocks in the Nasdaq Victory US Large Cap 500 Volatility Weighted Index.
◼
The 100 stocks are weighted based on their daily standard deviation (volatility) of daily price changes over the last 180 trading days. Stocks with lower volatility receive a higher weighting and stocks with higher volatility receive a lower weighting.
The Index is reconstituted every March and September (based on information as of the prior month-end) and is adjusted to limit exposure to any particular sector to 25%. The Index may include less than 100 stocks depending on the number of companies meeting the Index’s criteria. As of September 30, 2023, the Index had a market capitalization range from $0.5 billion to $4.7 billion.
The Index follows a mathematical index construction process designed to limit risk during periods of significant (non-normal) market decline by reducing its exposure to the equity market by allocating a portion of the index to cash or cash equivalents. Market decline is measured at month-end by reference to the Nasdaq Victory US Large Cap 100 High Dividend Volatility Weighted Index (“Reference Index”), which is composed of the same securities as in the Index but without any allocation to cash.
A “significant market decline” means a decline of 8% or more from the Reference Index’s all-time daily high closing value compared to its most recent month-end closing value, during which the Index’s exposure to the market may be as low as 25% depending on the magnitude and duration of such decline.
During a period of significant market decline that is 8% or more but less than 16% (the “initial trigger point”), the Index will allocate 75% of the stocks included in the Index to cash or cash equivalents, with the remaining 25% consisting of stocks included in the Reference Index.
The Index will reallocate all or a portion of its cash or cash equivalents to stocks when the Reference Index reaches certain additional trigger points, measured at a subsequent month end, as follows:
◼
The Index will return to being 100% allocated to stocks if the subsequent month end closing value of the stocks in the Reference Index returns to a level that is less than the initial trigger point.
◼
If the Reference Index declines by 16% or more but less than 24% from its all-time daily high

VictoryShares US EQ Income Enhanced Volatility Wtd ETF Summary
closing value as measured at a subsequent month end, the Index will reallocate an additional 25% to the stocks in the Reference Index at their current securities weightings and the Index will then be 50% allocated to stocks included in the Reference Index.
◼
If the Reference Index declines by 24% or more but less than 32% from its all-time daily high closing value as measured at a subsequent month end, the Index will reallocate another 25% to the stocks of the Reference Index at their current securities weighting and the Index will then be 75% allocated to stocks included in the Reference Index.
◼
If the Reference Index declines by 32% or more from its all-time daily high closing value as measured at a subsequent month end, the Index will reallocate the remaining 25% to the stocks in the Reference Index at their current securities weighting. At this point, the Index will be 100% allocated to stocks included in the Reference Index.
The Index will make any prescribed allocations to cash in accordance with the mathematical formula only at month end. In the event that it does, the Fund may experience higher portfolio turnover and incur additional transaction costs.
During any periods of significant market decline, when the Index’s exposure to the market is less than 100%, the cash portion of the Index will be invested in 30-day U.S. Treasury bills or in money market mutual funds that primarily invest in short-term U.S. Treasury obligations.
While the Fund generally seeks to track the returns of the Index before fees and expenses by employing a replication strategy that seeks to hold all the stocks in the Index, at times the Fund may pursue its investment objective by investing in the Index securities indirectly by investing all or a portion of its assets in another investment company advised by the Adviser, including an exchange-traded fund (“ETF”), that seeks to track the Index or the Reference Index.
Principal Risks of Investing in the Fund
The Fund’s investments are subject to the following principal risks:
Equity Securities Risk — The value of the equity securities in which the Fund invests may decline in response to developments affecting individual companies and/or general economic conditions in the United States or abroad. A company’s earnings or dividends may not increase as expected (or may decline) because of poor management, competitive pressures, reliance on particular suppliers or geographical regions, labor problems or shortages, corporate restructurings, fraudulent disclosures, man-made or natural disasters, military confrontations or wars, terrorism, public health crises, or other events, conditions, and factors. Price changes may be temporary or last for extended periods.
Market Risk — Overall market risks may affect the value of the Fund. Domestic and international factors such as political events, war, terrorism, trade disputes, inflation rates, interest rate levels, and other fiscal and monetary policy changes; cybersecurity incidents, pandemics, and other public health crises; sanctions against a particular foreign country, its nationals, businesses, or industries; and related geopolitical events, as well as environmental disasters such as earthquakes, fires, and floods, or other catastrophes, may add to instability in global economies and markets generally, and may lead to increased market volatility. Global economies and financial markets are highly interconnected, which increases the possibility that conditions in one country or region might adversely affect issuers in another country or region. The impact of these and other factors may be short-term or may last for extended periods.
Debt Securities Risk — The value of the Fund’s direct or indirect investments in fixed income securities changes in response to various factors, including, for example, market-related factors (such as changes in interest rates or changes in the risk appetite of investors generally) and changes in the actual or perceived ability of the issuer (or of issuers generally) to meet its (or their) obligations.

VictoryShares US EQ Income Enhanced Volatility Wtd ETF Summary
Large-Capitalization Stock Risk — The securities of large-sized companies may underperform the securities of smaller-sized companies or the market as a whole. The growth rate of larger, more established companies may lag those of smaller companies, especially during periods of economic expansion.
Investment Strategy Risk — The Fund’s dividend strategy may not be successful. Dividend paying stocks may fall out of favor relative to the overall market. In addition, the Index may not successfully identify companies that meet its objectives.
Investment Company Risk — An investment company or similar vehicle (including an ETF) in which the Fund invests may not achieve its investment objective. Underlying investment vehicles are subject to investment advisory and other expenses, which will be indirectly paid by the Fund. Lack of liquidity in an ETF could result in an ETF being more volatile than the underlying portfolio of securities.
Portfolio Turnover Risk — Higher portfolio turnover ratios resulting from additional purchases and sales of portfolio securities generally will result in higher transaction costs and Fund expenses and may result in more significant distributions of short-term capital gains to investors, which are taxed as ordinary income.
Index/Defensive Positioning Risk — Because the Index’s allocation to cash versus securities is determined at month-end, there is a risk that the Index, and thus the Fund, will not react to changes in market conditions that occur between reallocations. The Fund will incur transaction costs and potentially adverse tax consequences in the event the Index allocates to cash. There is no guarantee that the Index’s prescribed defensive strategy, if employed, will be successful in minimizing downside market risk.
Passive Investment Risk/Index Risk — The Fund is designed to track the Index and is not actively managed. The Fund will not buy or sell shares of an equity security due to current or projected performance of a security, industry, or sector, unless that security is added to or removed, respectively, from the Index. The Fund does not, therefore, seek returns in excess of the Index, and does not attempt to take defensive positions or hedge against potential risks unless such defensive positions are also taken by the Index.
Calculation Methodology Risk — The Index relies on various sources of information to assess the criteria of issuers included in the Index, including information that may be based on assumptions and estimates. Neither the Fund, the Index Provider, nor the Adviser can offer assurances that the Index’s calculation methodology or sources of information will provide an accurate assessment of included issuers or correct valuation of securities, nor can they guarantee the availability or timeliness of the production of the Index.
Tracking Risk — The Fund's return may not match the return of the Index for a number of reasons, including: the Fund incurs operating expenses not applicable to the Index, and incurs costs in buying and selling securities; the Fund may not be fully invested at times; differences in the valuation of securities; and differences between the Fund's portfolio and the Index resulting from legal restrictions, cost or liquidity constraints.
Rebalancing Risk — In purchasing and selling securities to rebalance its portfolio, the Fund will pay more in brokerage commissions than it would without a rebalancing policy. As a result of the need to rebalance, the Fund also has less flexibility in the timing of purchases and sales of securities than it would otherwise, and the rebalancing may result in high portfolio turnover. While we will attempt to minimize any adverse impact to the Fund or its shareholders, the Fund may have a higher proportion of capital gains and a lower return than a fund that does not have a rebalancing policy. Errors in index data, index computations or the construction of the index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders.

VictoryShares US EQ Income Enhanced Volatility Wtd ETF Summary
Exchange-Traded Fund (“ETF”) Structure Risk — The Fund is structured as an ETF and, as a result, is subject to special risks, including:
◼
Not Individually Redeemable — The Fund’s shares are not individually redeemable and may be redeemed by the Fund at its net asset value per share (“NAV”) only in large blocks known as Creation Units. The Fund may incur brokerage costs purchasing enough shares to constitute a Creation Unit. Alternatively, the Fund may redeem your shares by selling them on the secondary market at prevailing market prices.
◼
Trading Issues — Trading in shares on the exchange operated by Nasdaq Stock Market LLC (the “Exchange”) may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in shares inadvisable, such as extraordinary market volatility. There can be no assurance that shares will continue to meet the listing requirements of the Exchange. There is no guarantee that an active secondary market will develop for the shares. In stressed market conditions, authorized participants may be unwilling to participate in the creation/redemption process, particularly if the market for shares becomes less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings, which may lead to widening of bid-ask spreads and differences between the market price of the shares and the underlying value of those shares.
◼
Market Price Variance Risk — The market prices of shares will fluctuate in response to changes in NAV and supply and demand for shares and will include a bid-ask spread charged by the exchange specialists, market makers, or other participants that trade the particular security. There may be times when the market price and the NAV vary significantly, particularly in times of market stress. This means that shares may trade at a premium or discount to NAV and bid-ask spreads may widen.
◼
Authorized Participants Concentration Risk — A limited number of financial institutions may be responsible for all or a significant portion of the creation and redemption activity for the Fund. If these firms exit the business or are unable or unwilling to process creation and/or redemption orders, shares may trade at a premium or discount to NAV and bid-ask spreads may widen.
◼
Intraday Indicative Value (“IIV”) Risk — The Exchange intends to disseminate the approximate per share value of the Fund’s published basket of securities (“Deposit Securities”) every 15 seconds (the “intraday indicative value” or “IIV”). The IIV is not a real-time update of the NAV per share of the Fund because the IIV may not be calculated in the same manner as the NAV. For example, the calculation of the NAV may be subject to fair valuation at different prices than those used in the calculations of the IIV and, unlike the calculation of NAV, the IIV does not take into account Fund expenses. The IIV calculations are based on local market prices and may not reflect events that occur subsequent to the local market’s close which could affect premiums and discounts between the IIV and the market price of the shares. In addition, the IIV is based on the published Deposit Securities and not on the Fund’s actual holdings.
◼
Tax-Efficiency Risk — Redemptions of shares may be effected for cash, rather than in kind, which means that the Fund may need to sell portfolio securities in order to complete an in-cash redemption, and may recognize net gains on these sales. As a result, investments in the shares may be less tax-efficient than investments in ETFs that redeem solely or principally in kind, and the Fund may pay out higher annual capital gain distributions than if the in-kind redemption process was used.
Valuation Risk — The sale price the Fund could receive for a security may differ from the Fund’s valuation of the security and may differ from the value used by the Index, particularly for securities that trade in low volume or volatile markets or that are valued using a fair value methodology. The Fund relies on various sources to calculate its NAV. The information may be provided by third parties that are believed to be reliable, but the information may not be accurate due to errors by such pricing sources, technological issues, or otherwise.

VictoryShares US EQ Income Enhanced Volatility Wtd ETF Summary
You may lose money by investing in the Fund. There is no guarantee that the Fund will achieve its objective. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
By itself, the Fund does not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to weather changes in the value of their investment.
Investment Performance
The bar chart and table that follow are intended to help you understand some of the risks of investing in the Fund. The bar chart shows you how the Fund’s calendar year performance has varied over the past 10 years (or the life of the Fund if shorter). The table compares the Fund’s average annual total returns over the same period to one or more broad measures of market performance. We assume reinvestment of dividends and distributions.
Updated performance information is available on the Fund’s website at vcm.com.
Calendar Year Returns

40%
30%
20%
10%
0%
-10%
-20%
-0.53%
20.52%
15.75%
-5.54%
19.34%
12.68%
33.03%
-7.75%
2015
2016
2017
2018
2019
2020
2021
2022

During the periods shown in the chart:	Returns	Quarter ended
Highest Quarter	16.38%	March 31, 2021
Lowest Quarter	-15.15%	March 31, 2020

Year-to-date return	-7.84%	September 30, 2023

Average Annual Total Returns (For the Periods Ended December 31, 2022)	1 Year	5 Years	Life of Fund[1]
FUND
Before Taxes	-7.75%	9.29%	10.27%
After Taxes on Distributions	-8.53%	8.48%	9.47%
After Taxes on Distributions and Sale of Fund Shares	-4.10%	7.22%	8.20%
Indices
Russell 1000 Value Index reflects no deduction for fees, expenses or taxes	-7.54%	6.67%	7.47%
Nasdaq Victory US Large Cap High Div. 100 Long/Cash Vol. Wtd Index reflects no deduction for fees, expenses or taxes	-7.28%	9.74%	10.75%
1
Inception date is July 2, 2014.

VictoryShares US EQ Income Enhanced Volatility Wtd ETF Summary
After-tax returns use the historical highest individual federal marginal income tax rates and do not reflect the effect of state and local taxes. In certain situations, the return after taxes on distributions and sale of fund shares may be higher than the other return amounts. A higher after-tax return may result when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant if you own your Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
Management of the Fund
Investment Adviser
Victory Capital Management Inc. (the “Adviser”) serves as the Fund’s investment adviser. The portfolio manager primarily responsible for day-to-day management of the Fund is a member of the Adviser's Victory Solutions platform, which oversees the Adviser's rules-basedinvestment strategies.
Portfolio Management
	Title	Tenure with the Fund
Mannik Dhillon, CFA, CAIA®	President, VictoryShares and Solutions	Since 2018
Purchase and Sale of Fund Shares
The Fund will issue and redeem shares at NAV only in large blocks of 50,000 shares (each block of shares is called a “Creation Unit”). Creation Units are issued and redeemed for cash and/or in-kind for securities by Authorized Participants (“APs”) that have entered into agreements with the Fund’s distributor. Except when aggregated in Creation Units, shares are not redeemable securities of the Fund.
Shares of the Fund are listed for trading on the Exchange. Individual shares may only be purchased and sold in the secondary market through a broker or dealer at a market price. Because shares of the Fund trade at market prices rather than NAV, shares may trade at a price that is greater than (a premium), at, or less than (a discount) NAV. An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares (bid) and the lowest price a seller is willing to accept for shares (ask) when buying or selling shares in the secondary market (the “bid-ask spread”).
For recent information about the Fund, including the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, visit vcm.com.
Tax Information
The Fund’s distributions generally are taxable as ordinary income, qualified dividend income, or capital gains. A sale of shares may result in a capital gain or loss.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

VictoryShares US Discovery Enhanced Volatility Wtd ETF Summary
Investment Objective
The VictoryShares US Discovery Enhanced Volatility Wtd ETF (the “Fund”) seeks to provide investment results that track the performance of the Nasdaq Victory US Small Cap 500 Long/Cash Volatility Weighted Index (the “Index”) before fees and expenses.
Fund Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Shareholder Fees (paid directly from your investment)	None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.30%
Other Expenses	0.14%
Acquired Fund Fees and Expenses[1]	0.07%
Total Annual Fund Operating Expenses	0.51%
Fee Waiver/Expense Reimbursement[2]	(0.09)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement[2]	0.42%
1
Acquired Fund Fees and Expenses are fees and expenses of investment companies in which the Fund invests that are indirectly incurred by the Fund. Total annual operating expenses may not correlate to the ratio of expenses to the average daily net assets shown in the financial highlights, which reflect the operating expenses and do not include Acquired Fund Fees and Expenses.
2
Victory Capital Management Inc. (the “Adviser”) has contractually agreed to waive its management fee and/or reimburse expenses so that the total annual fund operating expenses (excluding certain items such as Acquired Fund Fees and Expenses, interest, taxes, and brokerage commissions) do not exceed 0.35% through at least October 31, 2024. The Adviser is permitted to recoup advisory fees waived and expenses reimbursed for up to three years after the date of the waiver or reimbursement, subject to the lesser of any operating expense limits in effect at the time of (a) the original waiver or expense reimbursement; or (b) the recoupment, after giving effect to the recoupment amount. This agreement may only be terminated by the Fund’s Board of Trustees.
Example:
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that (1) you invest $10,000 in the Fund for the time periods indicated and then sell or continue to hold all of your shares at the end of the period, (2) your investment has a 5% return each year, and (3) the Fund’s operating expenses remain the same. The amounts shown reflect any fee waiver/expense reimbursement in place through its expiration date. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$43	$154	$276	$632
Portfolio Turnover:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover will generally indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not

VictoryShares US Discovery Enhanced Volatility Wtd ETF Summary
reflected in annual Fund operating expenses or in the example, affect the Fund’s performance. For the most recent fiscal year, the Fund’s portfolio turnover rate was 429% of the average value of its portfolio.
Principal Investment Strategy
The Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its assets directly or indirectly in the securities included in the Nasdaq Victory US Small Cap 500 Long/Cash Volatility Weighted Index (the “Index”), an unmanaged, volatility weighted index maintained exclusively by Nasdaq, Inc. (the “Index Provider”). The Index Provider is not affiliated with the Fund or the Adviser.
The Index combines fundamental criteria with individual security risk control achieved through volatility weighting of individual securities. In accordance with a rules-based mathematical formula, the Index tactically reduces its exposure to the equity markets during periods of significant market decline and reallocates to stocks when market prices have further declined or rebounded. The term “Enhanced” in the Fund’s name refers to a feature of the Index that is designed to enhance risk-adjusted returns while attempting to minimize downside market risk through defensive positioning, as described below.
The Index follows a rules-based methodology to construct its constituent securities:
◼
The Index universe begins with all publicly traded U.S. stocks and then gathers the bottom10% by market capitalization as represented by the NASDAQ US Small Cap Index (NNQUSS).
◼
The Index then screens for the 500 largest companies by market capitalization with positive earnings over the last 12 months.
◼
The 500 stocks are weighted based on their daily standard deviation (volatility) of daily price changes over the last 180 trading days. Stocks with lower volatility receive a higher weighting and stocks with higher volatility receive a lower weighting.
The Index is reconstituted every March and September (based on information as of the prior month-end) and is adjusted to limit exposure to any particular sector to 25%. The Index may include more than or fewer than 500 stocks depending on the number of companies meeting the Index’s criteria. As of September 30, 2023, the Index had a market capitalization range from $0.5 billion to $14.5 billion.
The Index follows a mathematical index construction process designed to limit risk during periods of significant (non-normal) market decline by reducing its exposure to the equity market by allocating a portion of the Index to cash and cash equivalents. Market decline is measured at month-end by reference to the Nasdaq Victory US Small Cap 500 Volatility Weighted Index (“Reference Index”), which is composed of the same securities as in the Index but without any allocation to cash.
A “significant market decline” means a decline of 11% or more from the Reference Index’s all-time daily high closing value compared to its most recent month-end closing value, during which the Index’s exposure to the market may be as low as 25% depending on the magnitude and duration of such decline.
During a period of significant market decline that is 11% or more but less than 22% (the “initial trigger point”), the Index will allocate 75% of the stocks included in the Index to cash or cash equivalents, with the remaining 25% consisting of stocks included in the Reference Index.
The Index will reallocate all or a portion of its cash or cash equivalents to stocks when the Reference Index reaches certain additional trigger points, measured at a subsequent month end, as follows:
◼
The Index will return to being 100% allocated to stocks if the subsequent month end closing value of the stocks in the Reference Index returns to a level that is less than the initial trigger point.
◼
If the Reference Index declines by 22% or more but less than 33% from its all-time daily high

VictoryShares US Discovery Enhanced Volatility Wtd ETF Summary
closing value as measured at a subsequent month end, the Index will reallocate an additional 25% to the stocks in the Reference Index at their current securities weightings and the Index will then be 50% allocated to stocks included in the Reference Index.
◼
If the Reference Index declines by 33% or more but less than 44% from its all-time daily high closing value as measured at a subsequent month end, the Index will reallocate another 25% to the stocks of the Reference Index at their current securities weighting and the Index will then be 75% allocated to stocks included in the Reference Index.
◼
If the Reference Index declines by 44% or more from its all-time daily high closing value as measured at a subsequent month end, the Index will reallocate the remaining 25% to the stocks in the Reference Index at their current securities weighting. At this point, the Index will be 100% allocated to stocks included in the Reference Index.
The Index will make any prescribed allocations to cash in accordance with the mathematical formula only at month end. In the event that it does, the Fund may experience higher portfolio turnover and incur additional transaction costs.
During any periods of significant market decline, when the Index’s exposure to the market is less than 100%, the cash portion of the Index will be invested in 30-day U.S. Treasury bills or in money market mutual funds that primarily invest in short-term U.S. Treasury obligations.
While the Fund generally seeks to track the returns of the Index before fees and expenses by employing a replication strategy that seeks to hold all the stocks in the Index, at times the Fund may pursue its investment objective by investing in the Index securities indirectly by investing all or a portion of its assets in another investment company advised by the Adviser, including an exchange-traded fund (“ETF”), that seeks to track the Index or the Reference Index.
Principal Risks of Investing in the Fund
The Fund’s investments are subject to the following principal risks:
Equity Securities Risk — The value of the equity securities in which the Fund invests may decline in response to developments affecting individual companies and/or general economic conditions in the United States or abroad. A company’s earnings or dividends may not increase as expected (or may decline) because of poor management, competitive pressures, reliance on particular suppliers or geographical regions, labor problems or shortages, corporate restructurings, fraudulent disclosures, man-made or natural disasters, military confrontations or wars, terrorism, public health crises, or other events, conditions, and factors. Price changes may be temporary or last for extended periods.
Market Risk — Overall market risks may affect the value of the Fund. Domestic and international factors such as political events, war, terrorism, trade disputes, inflation rates, interest rate levels, and other fiscal and monetary policy changes; cybersecurity incidents, pandemics, and other public health crises; sanctions against a particular foreign country, its nationals, businesses, or industries; and related geopolitical events, as well as environmental disasters such as earthquakes, fires, and floods, or other catastrophes, may add to instability in global economies and markets generally, and may lead to increased market volatility. Global economies and financial markets are highly interconnected, which increases the possibility that conditions in one country or region might adversely affect issuers in another country or region. The impact of these and other factors may be short-term or may last for extended periods.
Small-Capitalization Stock Risk — Investments in small-capitalization companies involve greater risks than those associated with larger, more established companies. These securities may be subject to more abrupt or erratic price movements and may lack sufficient market liquidity, making it difficult for a Fund to buy and sell them at the time and price desired, and these issuers often face greater business risks. Small-capitalization companies typically are less financially stable than larger, more established companies, and may depend on a small number of key personnel, making them vulnerable

VictoryShares US Discovery Enhanced Volatility Wtd ETF Summary
to loss of personnel. These companies also generally have less diverse product lines than larger capitalization companies and are more susceptible to adverse developments related to their products.
Investment Company Risk — An investment company or similar vehicle (including an ETF) in which the Fund invests may not achieve its investment objective. Underlying investment vehicles are subject to investment advisory and other expenses, which will be indirectly paid by the Fund. Lack of liquidity in an ETF could result in an ETF being more volatile than the underlying portfolio of securities.
Portfolio Turnover Risk — Higher portfolio turnover ratios resulting from additional purchases and sales of portfolio securities generally will result in higher transaction costs and Fund expenses and may result in more significant distributions of short-term capital gains to investors, which are taxed as ordinary income.
Index/Defensive Positioning Risk — Because the Index’s allocation to cash versus securities is determined at month-end, there is a risk that the Index, and thus the Fund, will not react to changes in market conditions that occur between reallocations. The Fund will incur transaction costs and potentially adverse tax consequences in the event the Index allocates to cash. There is no guarantee that the Index’s prescribed defensive strategy, if employed, will be successful in minimizing downside market risk.
Passive Investment Risk/Index Risk — The Fund is designed to track the Index and is not actively managed. The Fund will not buy or sell shares of an equity security due to current or projected performance of a security, industry, or sector, unless that security is added to or removed, respectively, from the Index. The Fund does not, therefore, seek returns in excess of the Index, and does not attempt to take defensive positions or hedge against potential risks unless such defensive positions are also taken by the Index.
Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the investments in which the Fund invests, the Fund might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of the Adviser. Markets for the investments in which the Fund invests may be disrupted by a number of events, including but not limited to economic crises, natural disasters, new legislation, or regulatory changes, and may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with the Index.
Calculation Methodology Risk — The Index relies on various sources of information to assess the criteria of issuers included in the Index, including information that may be based on assumptions and estimates. Neither the Fund, the Index Provider, nor the Adviser can offer assurances that the Index’s calculation methodology or sources of information will provide an accurate assessment of included issuers or correct valuation of securities, nor can they guarantee the availability or timeliness of the production of the Index.
Tracking Risk — The Fund's return may not match the return of the Index for a number of reasons, including: the Fund incurs operating expenses not applicable to the Index, and incurs costs in buying and selling securities; the Fund may not be fully invested at times; differences in the valuation of securities; and differences between the Fund's portfolio and the Index resulting from legal restrictions, cost or liquidity constraints.
Rebalancing Risk — In purchasing and selling securities to rebalance its portfolio, the Fund will pay more in brokerage commissions than it would without a rebalancing policy. As a result of the need to rebalance, the Fund also has less flexibility in the timing of purchases and sales of securities than it would otherwise, and the rebalancing may result in high portfolio turnover. While we will attempt to minimize any adverse impact to the Fund or its shareholders, the Fund may have a higher proportion of capital gains and a lower return than a fund that does not have a rebalancing policy. Errors in index data, index computations or the construction of the index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders.

VictoryShares US Discovery Enhanced Volatility Wtd ETF Summary
Debt Securities Risk — The value of the Fund’s direct or indirect investments in fixed income securities changes in response to various factors, including, for example, market-related factors (such as changes in interest rates or changes in the risk appetite of investors generally) and changes in the actual or perceived ability of the issuer (or of issuers generally) to meet its (or their) obligations.
Exchange-Traded Fund (“ETF”) Structure Risk — The Fund is structured as an ETF and, as a result, is subject to special risks, including:
◼
Not Individually Redeemable — The Fund’s shares are not individually redeemable and may be redeemed by the Fund at its net asset value per share (“NAV”) only in large blocks known as Creation Units. The Fund may incur brokerage costs purchasing enough shares to constitute a Creation Unit. Alternatively, the Fund may redeem your shares by selling them on the secondary market at prevailing market prices.
◼
Trading Issues — Trading in shares on the exchange operated by Nasdaq Stock Market LLC (the “Exchange”) may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in shares inadvisable, such as extraordinary market volatility. There can be no assurance that shares will continue to meet the listing requirements of the Exchange. There is no guarantee that an active secondary market will develop for the shares. In stressed market conditions, authorized participants may be unwilling to participate in the creation/redemption process, particularly if the market for shares becomes less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings, which may lead to widening of bid-ask spreads and differences between the market price of the shares and the underlying value of those shares.
◼
Market Price Variance Risk — The market prices of shares will fluctuate in response to changes in NAV and supply and demand for shares and will include a bid-ask spread charged by the exchange specialists, market makers, or other participants that trade the particular security. There may be times when the market price and the NAV vary significantly, particularly in times of market stress. This means that shares may trade at a premium or discount to NAV and bid-ask spreads may widen.
◼
Authorized Participants Concentration Risk — A limited number of financial institutions may be responsible for all or a significant portion of the creation and redemption activity for the Fund. If these firms exit the business or are unable or unwilling to process creation and/or redemption orders, shares may trade at a premium or discount to NAV and bid-ask spreads may widen.
◼
Intraday Indicative Value (“IIV”) Risk — The Exchange intends to disseminate the approximate per share value of the Fund’s published basket of securities (“Deposit Securities”) every 15 seconds (the “intraday indicative value” or “IIV”). The IIV is not a real-time update of the NAV per share of the Fund because the IIV may not be calculated in the same manner as the NAV. For example, the calculation of the NAV may be subject to fair valuation at different prices than those used in the calculations of the IIV and, unlike the calculation of NAV, the IIV does not take into account Fund expenses. The IIV calculations are based on local market prices and may not reflect events that occur subsequent to the local market’s close which could affect premiums and discounts between the IIV and the market price of the shares. In addition, the IIV is based on the published Deposit Securities and not on the Fund’s actual holdings.
◼
Tax-Efficiency Risk — Redemptions of shares may be effected for cash, rather than in kind, which means that the Fund may need to sell portfolio securities in order to complete an in-cash redemption, and may recognize net gains on these sales. As a result, investments in the shares may be less tax-efficient than investments in ETFs that redeem solely or principally in kind, and the Fund may pay out higher annual capital gain distributions than if the in-kind redemption process was used.

VictoryShares US Discovery Enhanced Volatility Wtd ETF Summary
Valuation Risk — The sale price the Fund could receive for a security may differ from the Fund’s valuation of the security and may differ from the value used by the Index, particularly for securities that trade in low volume or volatile markets or that are valued using a fair value methodology. The Fund relies on various sources to calculate its NAV. The information may be provided by third parties that are believed to be reliable, but the information may not be accurate due to errors by such pricing sources, technological issues, or otherwise.
You may lose money by investing in the Fund. There is no guarantee that the Fund will achieve its objective. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
By itself, the Fund does not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to weather changes in the value of their investment.
Investment Performance
The bar chart and table that follow are intended to help you understand some of the risks of investing in the Fund. The bar chart shows you how the Fund’s calendar year performance has varied over the past 10 years (or the life of the Fund if shorter). The table compares the Fund’s average annual total returns over the same period to one or more broad measures of market performance. We assume reinvestment of dividends and distributions.
Updated performance information is available on the Fund’s website at vcm.com.
Calendar Year Returns

40%
30%
20%
10%
0%
-10%
-20%
-8.30%
18.87%
12.09%
-11.28%
2.02%
28.50%
29.59%
-13.87%
2015
2016
2017
2018
2019
2020
2021
2022

During the periods shown in the chart:	Returns	Quarter ended
Highest Quarter	26.82%	December 31, 2020
Lowest Quarter	-18.09%	December 31, 2018

Year-to-date return	-10.07%	September 30, 2023

VictoryShares US Discovery Enhanced Volatility Wtd ETF Summary

Average Annual Total Returns (For the Periods Ended December 31, 2022)	1 Year	5 Years	Life of Fund[1]
FUND
Before Taxes	-13.87%	5.36%	6.73%
After Taxes on Distributions	-14.25%	4.96%	6.38%
After Taxes on Distributions and Sale of Fund Shares	-8.09%	4.09%	5.30%
Indices
Russell 2000® Index reflects no deduction for fees, expenses or taxes	-20.44%	4.13%	6.95%
Nasdaq Victory US Small Cap 500 Long/Cash Volatility Weighted Index reflects no deduction for fees, expenses or taxes	-13.38%	5.86%	7.20%
1
Inception date is August 1, 2014.
After-tax returns use the historical highest individual federal marginal income tax rates and do not reflect the effect of state and local taxes. In certain situations, the return after taxes on distributions and sale of fund shares may be higher than the other return amounts. A higher after-tax return may result when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant if you own your Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
Management of the Fund
Investment Adviser
Victory Capital Management Inc. (the “Adviser”) serves as the Fund’s investment adviser. The portfolio manager primarily responsible for day-to-day management of the Fund is a member of the Adviser's Victory Solutions platform, which oversees the Adviser's rules-basedinvestment strategies.
Portfolio Management
	Title	Tenure with the Fund
Mannik Dhillon, CFA, CAIA®	President, VictoryShares and Solutions	Since 2018
Purchase and Sale of Fund Shares
The Fund will issue and redeem shares at NAV only in large blocks of 50,000 shares (each block of shares is called a “Creation Unit”). Creation Units are issued and redeemed for cash and/or in-kind for securities by Authorized Participants (“APs”) that have entered into agreements with the Fund’s distributor. Except when aggregated in Creation Units, shares are not redeemable securities of the Fund.
Shares of the Fund are listed for trading on the Exchange. Individual shares may only be purchased and sold in the secondary market through a broker or dealer at a market price. Because shares of the Fund trade at market prices rather than NAV, shares may trade at a price that is greater than (a premium), at, or less than (a discount) NAV. An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares (bid) and the lowest price a seller is willing to accept for shares (ask) when buying or selling shares in the secondary market (the “bid-ask spread”).
For recent information about the Fund, including the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, visit vcm.com.

VictoryShares US Discovery Enhanced Volatility Wtd ETF Summary
Tax Information
The Fund’s distributions generally are taxable as ordinary income, qualified dividend income, or capital gains. A sale of shares may result in a capital gain or loss.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

VictoryShares Developed Enhanced Volatility Wtd ETF Summary
Investment Objective
The VictoryShares Developed Enhanced Volatility Wtd ETF (the “Fund”) seeks to provide investment results that track the performance of the Nasdaq Victory International 500 Long/Cash Volatility Weighted Index (the “Index”) before fees and expenses.
Fund Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Shareholder Fees (paid directly from your investment)	None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.40%
Other Expenses	0.51%
Acquired Fund Fees and Expenses[1]	0.06%
Total Annual Fund Operating Expenses	0.97%
Fee Waiver/Expense Reimbursement[2]	(0.46)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement[2]	0.51%
1
Acquired Fund Fees and Expenses are fees and expenses of investment companies in which the Fund invests that are indirectly incurred by the Fund. Total annual operating expenses may not correlate to the ratio of expenses to the average daily net assets shown in the financial highlights, which reflect the operating expenses and do not include Acquired Fund Fees and Expenses.
2
Victory Capital Management Inc. (the “Adviser”) has contractually agreed to waive its management fee and/or reimburse expenses so that the total annual fund operating expenses (excluding certain items such as Acquired Fund Fees and Expenses interest, taxes, and brokerage commissions) do not exceed 0.45% through at least October 31, 2024. The Adviser is permitted to recoup advisory fees waived and expenses reimbursed for up to three years after the date of the waiver or reimbursement, subject to the lesser of any operating expense limits in effect at the time of (a) the original waiver or expense reimbursement; or (b) the recoupment, after giving effect to the recoupment amount. This agreement may only be terminated by the Fund’s Board of Trustees.
Example:
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that (1) you invest $10,000 in the Fund for the time periods indicated and then sell or continue to hold all of your shares at the end of the period, (2) your investment has a 5% return each year, and (3) the Fund’s operating expenses remain the same. The amounts shown reflect any fee waiver/expense reimbursement in place through its expiration date. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$52	$263	$491	$1,148
Portfolio Turnover:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover will generally indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not

VictoryShares Developed Enhanced Volatility Wtd ETF Summary
reflected in annual Fund operating expenses or in the example, affect the Fund’s performance. For the most recent fiscal year, the Fund’s portfolio turnover rate was 320% of the average value of its portfolio.
Principal Investment Strategy
The Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its assets directly or indirectly in the securities included in the Nasdaq Victory International 500 Long/Cash Volatility Weighted Index (the “Index”), an unmanaged, volatility weighted index maintained exclusively by Nasdaq, Inc. (the “Index Provider”). The Index Provider is not affiliated with the Fund or the Adviser.
The Index combines fundamental criteria with individual security risk control achieved through volatility weighting of individual securities. In accordance with a rules-based mathematical formula, the Index tactically reduces its exposure to the equity markets during periods of significant market decline and reallocates to stocks when market prices have further declined or rebounded. The term “Enhanced” in the Fund’s name refers to a feature of the Index that is designed to enhance risk-adjusted returns while attempting to minimize downside market risk through defensive positioning, as described below.
The Index follows a rules-based methodology to construct its constituent securities:
◼
The Index universe begins with all publicly traded foreign companies and then screens for all companies with positive earnings across the last 12 months.
◼
The Index identifies the 500 largest foreign companies by market capitalization measured at the time the Index’s constituent securities are determined.
◼
The 500 stocks are weighted based on their daily standard deviation (volatility) of daily price changes over the last 180 trading days. Stocks with lower volatility receive a higher weighting and stocks with higher volatility receive a lower weighting.
The Index considers foreign companies to be those that are organized or domiciled in a developed country (excluding the U.S. and emerging markets) and whose stock principally trades on a foreign exchange. Representative developed markets include Canada, France, Germany, Japan, Hong Kong, and Australia.
The Index is reconstituted every March and September (based on information as of the prior month-end) and is adjusted to limit exposure to any particular country to 20% and any particular sector to 25%. The Index may include more than or fewer than 500 stocks depending on the number of companies meeting the Index’s criteria.
The Index follows a mathematical index construction process designed to limit risk during periods of significant (non-normal) market decline by reducing its exposure to the equity market by allocating a portion of the Index to cash or cash equivalents. Market decline is measured at month-end by reference to the Nasdaq Victory International 500 Volatility Weighted Index (“Reference Index”), which is composed of the same securities as in the Index but without any allocation to cash.
A “significant market decline” means a decline of 12% or more from the Reference Index’s all-time daily high closing value compared to its most recent month-end closing value, during which the Index’s exposure to the market may be as low as 25% depending on the magnitude and duration of such decline.
During a period of significant market decline that is 12% or more but less than 24% (the “initial trigger point”), the Index will allocate 75% of the stocks included in the Index to cash or cash equivalents, with the remaining 25% consisting of stocks included in the Reference Index.
The Index will reallocate all or a portion of its cash or cash equivalents to stocks when the Reference Index reaches certain additional trigger points, measured at a subsequent month end, as follows:

VictoryShares Developed Enhanced Volatility Wtd ETF Summary
◼
The Index will return to being 100% allocated to stocks if the subsequent month end closing value of the stocks in the Reference Index returns to a level that is less than the initial trigger point.
◼
If the Reference Index declines by 24% or more but less than 36% from its all-time daily high closing value as measured at a subsequent month end, the Index will reallocate an additional 25% to the stocks in the Reference Index at their current securities weightings and the Index will then be 50% allocated to stocks included in the Reference Index.
◼
If the Reference Index declines by 36% or more but less than 48% from its all-time daily high closing value as measured at a subsequent month end, the Index will reallocate another 25% to the stocks of the Reference Index at their current securities weighting and the Index will then be 75% allocated to stocks included in the Reference Index.
◼
If the Reference Index declines by 48% or more from its all-time daily high closing value as measured at a subsequent month end, the Index will reallocate the remaining 25% to the stocks in the Reference Index at their current securities weighting. At this point, the Index will be 100% allocated to stocks included in the Reference Index.
The Index will make any prescribed allocations to cash in accordance with the mathematical formula only at month end. In the event that it does, the Fund may experience higher portfolio turnover and incur additional transaction costs.
During any periods of significant market decline, when the Index’s exposure to the market is less than 100%, the cash portion of the Index will be invested in 30-day U.S. Treasury bills or in money market mutual funds that primarily invest in short-term U.S. Treasury obligations.
The Fund seeks to track the returns of the Index before fees and expenses by employing, under normal circumstances, a “sampling” process to invest in a representative sample of stocks included in the Index. The Fund’s portfolio managers select these stocks using a statistical optimization process designed to produce investment characteristics that closely approximate those of the Index. At times the Fund may pursue its investment objective by investing in the Index securities indirectly by investing all or a portion of its assets in another investment company advised by the Adviser, including an exchange-traded fund (“ETF”) that seeks to track the Index or the Reference Index.
Principal Risks of Investing in the Fund
The Fund’s investments are subject to the following principal risks:
Equity Securities Risk — The value of the equity securities in which the Fund invests may decline in response to developments affecting individual companies and/or general economic conditions in the United States or abroad. A company's earnings or dividends may not increase as expected (or may decline) because of poor management, competitive pressures, reliance on particular suppliers or geographical regions, labor problems or shortages, corporate restructurings, fraudulent disclosures, man-made or natural disasters, military confrontations or wars, terrorism, public health crises, or other events, conditions, and factors. Price changes may be temporary or last for extended periods.
Market Risk — Overall market risks may affect the value of the Fund. Domestic and international factors such as political events, war, terrorism, trade disputes, inflation rates, interest rate levels, and other fiscal and monetary policy changes; cybersecurity incidents, pandemics, and other public health crises; sanctions against a particular foreign country, its nationals, businesses, or industries; and related geopolitical events, as well as environmental disasters such as earthquakes, fires, and floods, or other catastrophes, may add to instability in global economies and markets generally, and may lead to increased market volatility. Global economies and financial markets are highly interconnected, which increases the possibility that conditions in one country or region might adversely affect issuers in another country or region. The impact of these and other factors may be short-term or may last for extended periods.

VictoryShares Developed Enhanced Volatility Wtd ETF Summary
Debt Securities Risk — The value of the Fund’s direct or indirect investments in fixed income securities changes in response to various factors, including, for example, market-related factors (such as changes in interest rates or changes in the risk appetite of investors generally) and changes in the actual or perceived ability of the issuer (or of issuers generally) to meet its (or their) obligations.
Foreign Securities Risk — Foreign securities (including depositary receipts) are subject to political, regulatory, and economic risks not present in domestic investments. Foreign securities could be affected by factors not present in the United States, including expropriation, confiscation of property, and difficulties in enforcing contracts. Compared to U.S. companies, there generally is less publicly available information about foreign companies and there may be less governmental regulation and supervision of foreign companies. Foreign securities generally experience more volatility than their domestic counterparts. Depositary receipts may have additional risks, including creditworthiness of the depositary bank and the risk of an illiquid market. In addition, to the extent investments are made in a limited number of countries, events in those countries will have a more significant impact on the Fund. Fluctuations in the exchange rates between the U.S. dollar and foreign currencies, currency exchange control regulations, and restrictions or prohibitions on the repatriation of foreign currencies may negatively affect an investment.
Investment Company Risk — An investment company or similar vehicle (including an ETF) in which the Fund invests may not achieve its investment objective. Underlying investment vehicles are subject to investment advisory and other expenses, which will be indirectly paid by the Fund. Lack of liquidity in an ETF could result in an ETF being more volatile than the underlying portfolio of securities.
Portfolio Turnover Risk — Higher portfolio turnover ratios resulting from additional purchases and sales of portfolio securities generally will result in higher transaction costs and Fund expenses and may result in more significant distributions of short-term capital gains to investors, which are taxed as ordinary income.
Index/Defensive Positioning Risk — Because the Index’s allocation to cash versus securities is determined at month-end, there is a risk that the Index, and thus the Fund, will not react to changes in market conditions that occur between reallocations. The Fund will incur transaction costs and potentially adverse tax consequences in the event the Index allocates to cash. There is no guarantee that the Index’s prescribed defensive strategy, if employed, will be successful in minimizing downside market risk.
Passive Investment Risk/Index Risk — The Fund is designed to track the Index and is not actively managed. The Fund will not buy or sell shares of an equity security due to current or projected performance of a security, industry, or sector, unless that security is added to or removed, respectively, from the Index. The Fund does not, therefore, seek returns in excess of the Index, and does not attempt to take defensive positions or hedge against potential risks unless such defensive positions are also taken by the Index.
Calculation Methodology Risk — The Index relies on various sources of information to assess the criteria of issuers included in the Index, including information that may be based on assumptions and estimates. Neither the Fund, the Index Provider, nor the Adviser can offer assurances that the Index’s calculation methodology or sources of information will provide an accurate assessment of included issuers or correct valuation of securities, nor can they guarantee the availability or timeliness of the production of the Index.
Tracking Risk — The Fund's return may not match the return of the Index for a number of reasons, including: the Fund incurs operating expenses not applicable to the Index, and incurs costs in buying and selling securities; the Fund may not be fully invested at times; differences in the valuation of securities; and differences between the Fund's portfolio and the Index resulting from legal restrictions, cost or liquidity constraints.

VictoryShares Developed Enhanced Volatility Wtd ETF Summary
Rebalancing Risk — In purchasing and selling securities to rebalance its portfolio, the Fund will pay more in brokerage commissions than it would without a rebalancing policy. As a result of the need to rebalance, the Fund also has less flexibility in the timing of purchases and sales of securities than it would otherwise, and the rebalancing may result in high portfolio turnover. While we will attempt to minimize any adverse impact to the Fund or its shareholders, the Fund may have a higher proportion of capital gains and a lower return than a fund that does not have a rebalancing policy. Errors in index data, index computations or the construction of the index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders.
Sampling Risk — The Fund’s use of a representative sampling approach, if used, could result in it holding a smaller number of securities than are in the Index. As a result, an adverse development with an issuer or a small number of issuers of securities held by the Fund could result in a greater decline in NAV than would be the case if the Fund held all of the securities in the Index. To the extent the assets in the Fund are smaller, these risks will be greater.
Exchange-Traded Fund (“ETF”) Structure Risk — The Fund is structured as an ETF and, as a result, is subject to special risks, including:
◼
Not Individually Redeemable — The Fund’s shares are not individually redeemable and may be redeemed by the Fund at its net asset value per share (“NAV”) only in large blocks known as Creation Units. The Fund may incur brokerage costs purchasing enough shares to constitute a Creation Unit. Alternatively, the Fund may redeem your shares by selling them on the secondary market at prevailing market prices.
◼
Trading Issues — Trading in shares on the exchange operated by Nasdaq Stock Market LLC (the “Exchange”) may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in shares inadvisable, such as extraordinary market volatility. There can be no assurance that shares will continue to meet the listing requirements of the Exchange. There is no guarantee that an active secondary market will develop for the shares. In stressed market conditions, authorized participants may be unwilling to participate in the creation/redemption process, particularly if the market for shares becomes less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings, which may lead to widening of bid-ask spreads and differences between the market price of the shares and the underlying value of those shares.
◼
Market Price Variance Risk — The market prices of shares will fluctuate in response to changes in NAV and supply and demand for shares and will include a bid-ask spread charged by the exchange specialists, market makers, or other participants that trade the particular security. There may be times when the market price and the NAV vary significantly, particularly in times of market stress. This means that shares may trade at a premium or discount to NAV and bid-ask spreads may widen.
◼
International Closed Market Trading Risk — Many of the Fund’s underlying securities trade on foreign exchanges that are closed when the Exchange is open; consequently, events may transpire while such foreign exchanges are closed but the Exchange is open that may change the value of such underlying securities relative to their last quoted prices on such foreign exchanges. Because the Fund generally relies on the last quoted prices for such securities when calculating its NAV, such events may cause shares to trade at a premium or discount to NAV.
◼
Authorized Participants Concentration Risk — A limited number of financial institutions may be responsible for all or a significant portion of the creation and redemption activity for the Fund. If these firms exit the business or are unable or unwilling to process creation and/or redemption orders, shares may trade at a premium or discount to NAV and bid-ask spreads may widen.

VictoryShares Developed Enhanced Volatility Wtd ETF Summary
◼
Intraday Indicative Value (“IIV”) Risk — The Exchange intends to disseminate the approximate per share value of the Fund’s published basket of securities (“Deposit Securities”) every 15 seconds (the “intraday indicative value” or “IIV”). The IIV is not a real-time update of the NAV per share of the Fund because the IIV may not be calculated in the same manner as the NAV. For example, the calculation of the NAV may be subject to fair valuation at different prices than those used in the calculations of the IIV and, unlike the calculation of NAV, the IIV does not take into account Fund expenses. The IIV calculations are based on local market prices and may not reflect events that occur subsequent to the local market’s close which could affect premiums and discounts between the IIV and the market price of the shares. In addition, the IIV is based on the published Deposit Securities and not on the Fund’s actual holdings.
◼
Tax-Efficiency Risk — Redemptions of shares may be effected for cash, rather than in kind, which means that the Fund may need to sell portfolio securities in order to complete an in-cash redemption, and may recognize net gains on these sales. As a result, investments in the shares may be less tax-efficient than investments in ETFs that redeem solely or principally in kind, and the Fund may pay out higher annual capital gain distributions than if the in-kind redemption process was used.
Valuation Risk — The sale price the Fund could receive for a security may differ from the Fund’s valuation of the security and may differ from the value used by the Index, particularly for securities that trade in low volume or volatile markets or that are valued using a fair value methodology. The Fund relies on various sources to calculate its NAV. The information may be provided by third parties that are believed to be reliable, but the information may not be accurate due to errors by such pricing sources, technological issues, or otherwise.
You may lose money by investing in the Fund. There is no guarantee that the Fund will achieve its objective. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
By itself, the Fund does not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to weather changes in the value of their investment.
Investment Performance
The bar chart and table that follow are intended to help you understand some of the risks of investing in the Fund. The bar chart shows you how the Fund’s calendar year performance has varied over the past 10 years (or the life of the Fund if shorter). The table compares the Fund’s average annual total returns over the same period to one or more broad measures of market performance. We assume reinvestment of dividends and distributions.
Updated performance information is available on the Fund’s website at vcm.com.

VictoryShares Developed Enhanced Volatility Wtd ETF Summary
Calendar Year Returns

30%
25%
20%
15%
10%
5%
0%
-5%
-10%
-15%
25.68%
12.00%
12.14%
-6.64%
-8.04%
-9.45%
-4.22%
-8.99%
2015
2016
2017
2018
2019
2020
2021
2022

During the periods shown in the chart:	Returns	Quarter ended
Highest Quarter	13.94%	December 31, 2020
Lowest Quarter	-22.87%	March 31, 2020

Year-to-date return	-2.69%	September 30, 2023

Average Annual Total Returns (For the Periods Ended December 31, 2022)	1 Year	5 Years	Life of Fund[1]
FUND
Before Taxes	-8.99%	-0.17%	0.57%
After Taxes on Distributions	-9.46%	-0.66%	0.16%
After Taxes on Distributions and Sale of Fund Shares	-5.09%	-0.05%	0.52%
Indices
MSCI EAFE Index reflects no deduction for fees, expenses, or taxes, except foreign withholding taxes	-14.45%	1.54%	3.27%
Nasdaq Victory International 500 Long/Cash Volatility Weighted Index reflects no deduction for fees, expenses, or taxes, except foreign withholding taxes	-8.31%	0.37%	1.22%
1
Inception date is October 1, 2014.
After-tax returns use the historical highest individual federal marginal income tax rates and do not reflect the effect of state and local taxes. In certain situations, the return after taxes on distributions and sale of fund shares may be higher than the other return amounts. A higher after-tax return may result when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant if you own your Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

VictoryShares Developed Enhanced Volatility Wtd ETF Summary
Management of the Fund
Investment Adviser
Victory Capital Management Inc. (the “Adviser”) serves as the Fund’s investment adviser. The portfolio manager primarily responsible for day-to-day management of the Fund is a member of the Adviser's Victory Solutions platform, which oversees the Adviser's rules-basedinvestment strategies.
Portfolio Management
	Title	Tenure with the Fund
Mannik Dhillon, CFA, CAIA®	President, VictoryShares and Solutions	Since 2018
Purchase and Sale of Fund Shares
The Fund will issue and redeem shares at NAV only in large blocks of 50,000 shares (each block of shares is called a “Creation Unit”). Creation Units are issued and redeemed for cash and/or in-kind for securities by Authorized Participants (“APs”) that have entered into agreements with the Fund’s distributor. Except when aggregated in Creation Units, shares are not redeemable securities of the Fund.
Shares of the Fund are listed for trading on the Exchange. Individual shares may only be purchased and sold in the secondary market through a broker or dealer at a market price. Because shares of the Fund trade at market prices rather than NAV, shares may trade at a price that is greater than (a premium), at, or less than (a discount) NAV. An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares (bid) and the lowest price a seller is willing to accept for shares (ask) when buying or selling shares in the secondary market (the “bid-ask spread”).
For recent information about the Fund, including the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, visit vcm.com.
Tax Information
The Fund’s distributions generally are taxable as ordinary income, qualified dividend income, or capital gains. A sale of shares may result in a capital gain or loss.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

VictoryShares Nasdaq Next 50 ETF Summary
Investment Objective
The VictoryShares Nasdaq Next 50 ETF (the “Fund”) seeks to provide investment results that track the performance of the Nasdaq Q-50 Index (the “Index”) before fees and expenses.
Fund Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Shareholder Fees (paid directly from your investment)	None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.15%
Other Expenses	0.14%
Total Annual Fund Operating Expenses	0.29%
Fee Waiver/Expense Reimbursement[1]	(0.11)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement[1]	0.18%
1
Victory Capital Management Inc. (the “Adviser”) has contractually agreed to waive its management fee and/or reimburse expenses so that the total annual fund operating expenses (excluding certain items such as interest, taxes, and brokerage commissions) do not exceed 0.18% through at least October 31, 2024. The Adviser is permitted to recoup advisory fees waived and expenses reimbursed for up to three years after the date of the waiver or reimbursement, subject to the lesser of any operating expense limits in effect at the time of (a) the original waiver or expense reimbursement; or (b) the recoupment, after giving effect to the recoupment amount. This agreement may only be terminated by the Fund’s Board of Trustees.
Example:
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that (1) you invest $10,000 in the Fund for the time periods indicated and then sell or continue to hold all of your shares at the end of the period, (2) your investment has a 5% return each year, and (3) the Fund’s operating expenses remain the same. The amounts shown reflect any fee waiver/expense reimbursement in place through its expiration date. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$18	$82	$152	$357
Portfolio Turnover:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover will generally indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund’s performance. For the most recent fiscal year, the Fund’s portfolio turnover rate was 63% of the average value of its portfolio.

VictoryShares Nasdaq Next 50 ETF Summary
Principal Investment Strategy
The Fund seeks to achieve its investment objective by investing at least 80% of its assets in securities in the Index. The Index is maintained exclusively by Nasdaq, Inc. (the “Index Provider”).
The Index is composed of the 50 largest nonfinancial domestic and international companies listed on The Nasdaq Stock Market based on market capitalization after excluding the companies included in the Nasdaq-100 Index. The Index is constructed without regard to market capitalization size, but its constituent companies typically will be large and mid cap.
The Fund generally seeks to track the returns of the Index before fees and expenses by employing a replication strategy that seeks to hold all the stocks in the Index in proportion to their weightings in the Index.
The Index is reconstituted quarterly, and the companies in the Index are weighted by market capitalization. The Index may include more than or fewer than 50 stocks depending on the number of companies meeting the Index's criteria. As of September 30, 2023, the Index had a market capitalization range from $6.0 billion to $134.3 billion.
From time to time, the Fund's investments will be concentrated in an industry or group of industries to the extent the Index is so concentrated. As of the date of this Prospectus, the Index is not concentrated in any industry or group of industries, although it is more focused in the information technology sector.
Principal Risks of Investing in the Fund
The Fund’s investments are subject to the following principal risks:
Equity Securities Risk — The value of the equity securities in which the Fund invests may decline in response to developments affecting individual companies and/or general economic conditions in the United States or abroad. A company's earnings or dividends may not increase as expected (or may decline) because of poor management, competitive pressures, reliance on particular suppliers or geographical regions, labor problems or shortages, corporate restructurings, fraudulent disclosures, man-made or natural disasters, military confrontations or wars, terrorism, public health crises, or other events, conditions, and factors. Price changes may be temporary or last for extended periods.
Market Risk — Overall market risks may affect the value of the Fund. Domestic and international factors such as political events, war, terrorism, trade disputes, inflation rates, interest rate levels, and other fiscal and monetary policy changes; cybersecurity incidents, pandemics, and other public health crises; sanctions against a particular foreign country, its nationals, businesses, or industries; and related geopolitical events, as well as environmental disasters such as earthquakes, fires, and floods, or other catastrophes, may add to instability in global economies and markets generally, and may lead to increased market volatility. Global economies and financial markets are highly interconnected, which increases the possibility that conditions in one country or region might adversely affect issuers in another country or region. The impact of these and other factors may be short-term or may last for extended periods.
Mid-Capitalization Stock Risk — Mid-sized companies may be subject to a number of risks not associated with larger, more established companies, potentially making their stock prices more volatile and increasing the risk of loss.
Large-Capitalization Stock Risk — The securities of large-sized companies may underperform the securities of smaller-sized companies or the market as a whole. The growth rate of larger, more established companies may lag those of smaller companies, especially during periods of economic expansion.
Limited Portfolio Holdings Risk — To the extent the Fund invests its assets in a fewer number of issuers than more diverse funds, a decline in the market value of a particular security may affect the Fund’s value more than if the Fund invested in a larger number of issuers.

VictoryShares Nasdaq Next 50 ETF Summary
Index Risk — The Fund attempts to track the performance of the Index. The Fund’s performance will be negatively affected by general declines in the securities and asset classes represented in the Index. In addition, because the Fund is not actively managed, unless a specific security is removed from the Index, the Fund generally will not sell a security because the security’s issuer was in financial trouble. The Fund also does not attempt to take defensive positions under any market conditions, including declining markets. Therefore, the Fund’s performance could be lower than funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline or a decline in the value of one or more issuers.
Passive Investment Risk — The Fund is not actively managed, and the Adviser does not take defensive positions under any market conditions, including declining markets.
Calculation Methodology Risk — The Index relies on various sources of information to assess the criteria of issuers included in the Index, including information that may be based on assumptions and estimates. Neither the Fund, the Index Provider, nor the Adviser can offer assurances that the Index’s calculation methodology or sources of information will provide an accurate assessment of included issuers or correct valuation of securities, nor can they guarantee the availability or timeliness of the production of the Index.
Tracking Error Risk — The Fund may be subject to tracking error, which is the divergence of the Fund’s performance from its index. Tracking error may occur because of, among other reasons, differences between the securities and other instruments held in the Fund’s portfolio and those included in the Index. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses, while the Index does not.
Rebalancing Risk — In purchasing and selling securities to rebalance its portfolio, the Fund will pay more in brokerage commissions than it would without a rebalancing policy. As a result of the need to rebalance, the Fund also has less flexibility in the timing of purchases and sales of securities than it would otherwise, and the rebalancing may result in high portfolio turnover. While we will attempt to minimize any adverse impact to the Fund or its shareholders, the Fund may have a higher proportion of capital gains and a lower return than a fund that does not have a rebalancing policy. Errors in index data, index computations or the construction of the index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders.
Exchange-Traded Fund (“ETF”) Structure Risk — The Fund is structured as an ETF and, as a result, is subject to special risks, including:
◼
Not Individually Redeemable — The Fund’s shares are not individually redeemable and may be redeemed by the Fund at its net asset value per share (“NAV”) only in large blocks known as Creation Units. The Fund may incur brokerage costs purchasing enough shares to constitute a Creation Unit. Alternatively, the Fund may redeem your shares by selling them on the secondary market at prevailing market prices.
◼
Trading Issues — Trading in shares on the exchange operated by Nasdaq Stock Market LLC (the “Exchange”) may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in shares inadvisable, such as extraordinary market volatility. There can be no assurance that shares will continue to meet the listing requirements of the Exchange. There is no guarantee that an active secondary market will develop for the shares. In stressed market conditions, authorized participants may be unwilling to participate in the creation/redemption process, particularly if the market for shares becomes less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings, which may lead to widening of bid-ask spreads and differences between the market price of the shares and the underlying value of those shares.

VictoryShares Nasdaq Next 50 ETF Summary
◼
Market Price Variance Risk — The market prices of shares will fluctuate in response to changes in NAV and supply and demand for shares and will include a bid-ask spread charged by the exchange specialists, market makers, or other participants that trade the particular security. There may be times when the market price and the NAV vary significantly, particularly in times of market stress. This means that shares may trade at a premium or discount to NAV and bid-ask spreads may widen.
◼
Authorized Participants Concentration Risk — A limited number of financial institutions may be responsible for all or a significant portion of the creation and redemption activity for the Fund. If these firms exit the business or are unable or unwilling to process creation and/or redemption orders, shares may trade at a premium or discount to NAV and bid-ask spreads may widen.
◼
Intraday Indicative Value (“IIV”) Risk — The Exchange intends to disseminate the approximate per share value of the Fund’s published basket of securities (“Deposit Securities”) every 15 seconds (the “intraday indicative value” or “IIV”). The IIV is not a real-time update of the NAV per share of the Fund because the IIV may not be calculated in the same manner as the NAV. For example, the calculation of the NAV may be subject to fair valuation at different prices than those used in the calculations of the IIV and, unlike the calculation of NAV, the IIV does not take into account Fund expenses. The IIV calculations are based on local market prices and may not reflect events that occur subsequent to the local market’s close which could affect premiums and discounts between the IIV and the market price of the shares. In addition, the IIV is based on the published Deposit Securities and not on the Fund’s actual holdings.
◼
Tax-Efficiency Risk — Redemptions of shares may be effected for cash, rather than in kind, which means that the Fund may need to sell portfolio securities in order to complete an in-cash redemption, and may recognize net gains on these sales. As a result, investments in the shares may be less tax-efficient than investments in ETFs that redeem solely or principally in kind, and the Fund may pay out higher annual capital gain distributions than if the in-kind redemption process was used.
Large Shareholder Risk — Certain large shareholders, including other funds advised by the Adviser, may from time to time own a substantial amount of the Fund’s shares. The actions by one shareholder or multiple shareholders may have an impact on the Fund and, therefore, indirectly on other shareholders. Shareholder purchase and redemption activity may affect the per share amount of the Fund’s distributions of its net investment income and net realized capital gains, if any, thereby affecting the tax burden on the Fund’s shareholders subject to federal income tax. To the extent a larger shareholder (including, for example, an affiliated fund that operates as a fund-of-funds or 529 college savings plan) is permitted to invest in the Fund, the Fund may experience large inflows or outflows of cash from time to time. This activity could magnify these adverse effects on the Fund.
Concentration and Sector Risk — In following its methodology, the Index from time to time may be concentrated to a significant degree in securities of issuers located in a single industry or sector. To the extent that the Index concentrates in the securities of issuers in a particular industry or sector, the Fund also can be expected to concentrate its investments to approximately the same extent. By concentrating its investments in an industry or sector, the Fund may face more risks than if it were diversified broadly over numerous industries or sectors. If the Index is not concentrated in a particular industry or sector, the Fund will not concentrate in a particular industry or sector.
◼
Information Technology Sector Risk — Companies in the information technology sector face intense competition, both domestically and internationally. These companies may be smaller or newer and may have limited product lines, markets, financial resources, or personnel. The products of companies in the information technology sector may face product obsolescence due to rapid technological developments and frequent new product introduction, unpredictable

VictoryShares Nasdaq Next 50 ETF Summary
changes in growth rates, and competition for the services of qualified personnel. These companies may be developing or marketing new products or services for which markets are not yet established and may never become established.
Valuation Risk — The sale price the Fund could receive for a security may differ from the Fund’s valuation of the security and may differ from the value used by the Index, particularly for securities that trade in low volume or volatile markets or that are valued using a fair value methodology. The Fund relies on various sources to calculate its NAV. The information may be provided by third parties that are believed to be reliable, but the information may not be accurate due to errors by such pricing sources, technological issues, or otherwise.
Foreign Securities Risk — Foreign securities (including depositary receipts) are subject to political, regulatory, and economic risks not present in domestic investments. Foreign securities could be affected by factors not present in the United States, including expropriation, confiscation of property, and difficulties in enforcing contracts. Compared to U.S. companies, there generally is less publicly available information about foreign companies and there may be less governmental regulation and supervision of foreign companies. Foreign securities generally experience more volatility than their domestic counterparts. Depositary receipts may have additional risks, including creditworthiness of the depositary bank and the risk of an illiquid market. In addition, to the extent investments are made in a limited number of countries, events in those countries will have a more significant impact on the Fund. Fluctuations in the exchange rates between the U.S. dollar and foreign currencies, currency exchange control regulations, and restrictions or prohibitions on the repatriation of foreign currencies may negatively affect an investment.
You may lose money by investing in the Fund. There is no guarantee that the Fund will achieve its objective. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
By itself, the Fund does not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to weather changes in the value of their investment.
Investment Performance
The bar chart and table that follow are intended to help you understand some of the risks of investing in the Fund. The bar chart shows you how the Fund’s calendar year performance has varied over the past 10 years (or the life of the Fund if shorter). The table compares the Fund’s average annual total returns over the same period to one or more broad measures of market performance. We assume reinvestment of dividends and distributions.
Updated performance information is available on the Fund’s website at vcm.com.

VictoryShares Nasdaq Next 50 ETF Summary
Calendar Year Returns

20%
10%
0%
-10%
-20%
-30%
-40%
8.14%
-28.86%
2021
2022

During the periods shown in the chart:	Returns	Quarter ended
Highest Quarter	9.04%	June 30, 2021
Lowest Quarter	-20.28%	June 30, 2022

Year-to-date return	2.42%	September 30, 2023

Average Annual Total Returns (For the Periods Ended December 31, 2022)	1 Year	Life of Fund[1]
FUND
Before Taxes	-28.86%	-1.84%
After Taxes on Distributions	-29.01%	-1.98%
After Taxes on Distributions and Sale of Fund Shares	-16.98%	-1.38%
Index
Nasdaq Q-50 Index reflects no deduction for fees, expenses, or taxes	-28.72%	-6.24%
1
Inception date is October 10, 2020.
After-tax returns use the historical highest individual federal marginal income tax rates and do not reflect the effect of state and local taxes. In certain situations, the return after taxes on distributions and sale of fund shares may be higher than the other return amounts. A higher after-tax return may result when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant if you own your Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

VictoryShares Nasdaq Next 50 ETF Summary
Management of the Fund
Investment Adviser
Victory Capital Management Inc. (the “Adviser”) serves as the Fund’s investment adviser. The portfolio manager primarily responsible for day-to-day management of the Fund is a member of the Adviser's Victory Solutions platform, which oversees the Adviser's rules-basedinvestment strategies.
Portfolio Management
	Title	Tenure with the Fund
Mannik Dhillon, CFA, CAIA®	President, VictoryShares and Solutions	Since September 2020
Purchase and Sale of Fund Shares
The Fund will issue and redeem shares at NAV only in large blocks of 25,000 shares (each block of shares is called a “Creation Unit”). Creation Units are issued and redeemed for cash and/or in-kind for securities by Authorized Participants (“APs”) that have entered into agreements with the Fund’s distributor. Except when aggregated in Creation Units, shares are not redeemable securities of the Fund.
Shares of the Fund are listed for trading on the Exchange. Individual shares may only be purchased and sold in the secondary market through a broker or dealer at a market price. Because shares of the Fund trade at market prices rather than NAV, shares may trade at a price that is greater than (a premium), at, or less than (a discount) NAV. An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares (bid) and the lowest price a seller is willing to accept for shares (ask) when buying or selling shares in the secondary market (the “bid-ask spread”).
For recent information about the Fund, including the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, visit vcm.com.
Tax Information
The Fund’s distributions generally are taxable as ordinary income, qualified dividend income, or capital gains. A sale of shares may result in a capital gain or loss.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Additional Fund Information

The VictoryShares US 500 Volatility Wtd ETF (“US 500 Fund”), VictoryShares US Small Cap Volatility Wtd ETF (“US Small Cap Fund”), VictoryShares International Volatility Wtd ETF (“International Fund”), VictoryShares US Large Cap High Div Volatility Wtd ETF (“US Large Cap High Div Fund”) VictoryShares US Small Cap High Div Volatility Wtd ETF (“US Small Cap High Div Fund”), VictoryShares International High Div Volatility Wtd ETF (“International High Div Fund”), VictoryShares Dividend Accelerator ETF (“Dividend Accelerator Fund”), VictoryShares US Multi-Factor Minimum Volatility ETF (“US Multi-Factor Fund”), VictoryShares US 500 Enhanced Volatility Wtd ETF (“US 500 Enhanced Fund”), VictoryShares US EQ Income Enhanced Volatility Wtd ETF (“US EQ Income Enhanced Fund”), VictoryShares US Discovery Enhanced Volatility Wtd ETF (“Discovery Enhanced Fund”), VictoryShares Developed Enhanced Volatility Wtd ETF (“Developed Enhanced Fund”), and VictoryShares Nasdaq Next 50 ETF (“Next 50 Fund”) (each a “Fund”) are each organized as an exchange-traded fund (“ETF”), each having distinct investment management objectives, strategies, risks, and policies.
The International Fund, International High Div Fund, and Developed Enhanced Fund, are collectively referred to in this Prospectus as the “International Funds.” The Discovery Enhanced Fund, US 500 Enhanced Fund, Developed Enhanced Fund and US EQ Income Enhanced Fund are collectively referred to in this Prospectus as the “Enhanced Funds.”
Each Fund’s investment objective and policy to invest at least 80% of its assets in the securities of its underlying index are non-fundamental and may be changed by the Board of Trustees without shareholder approval upon at least 60 days’ prior written notice to shareholders. For purposes of a Fund’s 80% investment policy, assets means the Fund’s net assets plus the amount of any borrowings for investment purposes, exclusive of collateral held from securities lending. Any derivatives counted towards a Fund’s 80% policy will be valued at market value.
This section describes additional information about the principal investment strategies that the Funds will use under normal market conditions to pursue their investment objectives, as well as any secondary strategies the Funds may use, and the related risks. This Prospectus does not attempt to describe all of the various investment techniques and types of investments that the Adviser may use in managing the Funds. The Funds’ Statement of Additional Information (“SAI”) includes more information about the Funds, their investments, and the related risks. Information about each Fund’s principal investment strategy is provided in the summary section for the Fund. Below is additional information, describing in greater detail the principal investment strategies, including the practices and methodologies that the Adviser utilizes in pursuing each Fund’s investment objective and principal investment strategy, as well as each Fund’s principal investment risks.
Each Fund is an ETF. ETFs are funds that trade like other publicly traded securities. Each Fund is designed to track an index. Similar to shares of an index mutual fund, each share of a Fund represents an ownership interest in an underlying portfolio of securities and other instruments intended to track a market index. Unlike shares of a mutual fund, which can be bought and redeemed from the issuing fund by all shareholders at a price based on NAV, shares of a Fund may be purchased or redeemed directly from the Fund at NAV solely by Authorized Participants and only in Creation Unit increments. Also unlike shares of a mutual fund, shares of a Fund are listed on a national securities exchange and trade in the secondary market at market prices that change throughout the day.
The following section describes additional information about the principal investment strategy that the Funds will use under normal conditions to pursue their investment objectives.

Additional Fund Information

Additional Information about the Funds
In managing the Funds, the Adviser uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. The Funds do not try to outperform their indexes. Under normal market conditions, each Fund pursues its investment objective by seeking to track the price and yield performance, before fees and expenses, of a particular index (“Index”).
Each Fund generally seeks to track the returns of its underlying index before fees and expenses by employing a replication strategy that seeks to hold all the stocks in its respective index. Each Fund may exclude or sell an investment that it believes is illiquid or has been impaired by financial conditions or other extraordinary events.
The Adviser expects that, over time, the correlation between a Fund’s performance and that of its Index, before fees and expenses, will be 95% or better. A number of factors may affect a Fund’s ability to achieve a high degree of correlation with its Index, and there can be no guarantee that a Fund will achieve a high degree of correlation. The Adviser monitors each Fund on an ongoing basis, and makes adjustments to its portfolio, as necessary, to minimize tracking error and to maintain liquidity.
For cash management purposes, a Fund is permitted to hold all or a portion of its assets in cash, index futures, short-term money market instruments or shares of other investment companies, including money market funds. To the extent that it does so, the Fund may not benefit from any upswing in the market, cause the Fund to fail to meet its investment objective and increase the Fund’s expenses. At times, the Adviser may invest all or a portion of a Fund’s assets in another investment company advised by it, including an ETF, that seeks to track the same Index as the Fund or a similar index, such as a Reference Index. The Adviser may choose to do so, for example, when holding such other investment company would be more efficient than investing directly in the individual constituent securities of the Index.
Additional Information about the International Funds
The Index Provider for the Indexes underlying the International Funds determines whether an issuer is located in a particular country by reference to the Index methodology. In general, the Index Provider determines the country classification of a company by the company’s country of incorporation and the primary listing of its securities. If these countries are different, the Index Provider performs additional analysis to determine the company’s country classification. The Index Provider considers a set of criteria, including: (1) the security’s secondary listings if any; (2) the geographic distribution of the company’s shareholder base; (3) the location of its headquarters; (4) the geographic distribution of its operations (in terms of assets and revenues); (5) the company’s history, and (6) the country in which investors consider the company to be most appropriately classified.
Additional Information about the Enhanced Funds
During any periods of significant market decline, when an Enhanced Fund’s underlying Index is less than 100% exposed to the market, the cash portion of the Index will be invested in 30-day U.S. Treasury bills or in money market mutual funds that primarily invest in short-term U.S. Treasury obligations.

Additional Fund Information

Additional Information about the Next 50 Fund
The Nasdaq Q-50 Index (the “Index”) is composed of the 50 largest nonfinancial, domestic, and international companies listed on The Nasdaq Stock Market based on market capitalization after excluding the companies included in the Nasdaq-100 Index, which consists of the largest 100 nonfinancial companies in the universe based on market capitalization. The companies in the Index are weighted by market capitalization.
The Index Provider maintains the Index throughout the year, which includes monitoring and adjustments for company additions and deletions, stock splits, corporate restructurings, and other corporate actions. The Index Provider calculates and disseminates the Index on a daily basis and reconstitutes and rebalances the Index quarterly. Securities that no longer meet eligibility for the Index upon reconstitution are omitted. A security also may be removed from the Index in between rebalancing if it no longer represents an investable asset due to legal constraints or other independent factors.

Investments

The following describes the types of securities each Fund(except the International Funds)  may purchase under normal market conditions to achieve its principal investment strategies.
U.S. Equity Securities
Can include common stock, preferred stock, and securities that are convertible or exchangeable into common stock of U.S. corporations.
The following describes the types of securities the International Funds may purchase under normal market conditions to achieve its principal investment strategy.
Foreign Securities
Can include common stock and convertible preferred stock of non-U.S. companies. Also may include American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”), which are receipts issued by a bank or trust company and evidence ownership of underlying securities issued by a foreign company.
The following describes the types of securities the Enhanced Funds may purchase under normal market conditions to achieve its principal investment strategy.
U.S. Government Securities
Notes and bonds issued or guaranteed by the U.S. government, its agencies or instrumentalities. Some are direct obligations of the U.S. Treasury; others are obligations only of the U.S. agency or instrumentality. There is no guarantee that the U.S. government will provide support to U.S. agencies or instrumentalities if they are unable to meet their obligations.
Additional Fund Strategies. The Adviser may use several types of investments and investment techniques in pursuing the Funds’ overall investment objectives. The following describes the types of securities the Adviser may purchase or the investment techniques the Adviser may employ but which the Adviser does not consider to be a part of a Fund’s principal investment strategy. Additional types of securities and strategies that the Funds may utilize are included in the Funds' SAI.
Derivatives
From time to time, a Fund may invest in derivatives, which are financial contracts whose value is based on an underlying security or asset, a currency exchange rate, an interest rate, or a market index. Many types of instruments representing a wide range of potential risks and rewards are derivatives, including but not limited to futures contracts, options on futures contracts, options, swaps, and forward currency exchange contracts. A Fund may, but is not required to, use index futures for cash management (attempting to remain fully invested while maintaining liquidity) or to gain exposure to an investment in a manner other than investing in the asset directly. The Funds will not use derivatives for speculative purposes.
Investment Companies
A Fund may invest in securities of other investment companies, including ETFs, if those companies invest in securities consistent with the Fund's investment objective and policies.
Securities Lending
To enhance the return on its portfolio, a Fund may lend portfolio securities to brokers, dealers, and financial institutions to realize additional income under guidelines adopted by the Board. Each loan will be secured continuously by collateral in the form of cash, securities issued by the U.S. government or its agencies or instrumentalities.

Risk Factors

The following describes the principal risks that you may assume as an investor in a Fund. These risks could adversely affect the net asset value, total return, and the value of a Fund and your investment. The risk descriptions below provide a more detailed explanation of the principal investment risks that correspond to the risks described in the Fund Summary section of this Prospectus.
There is no assurance that a Fund will achieve its investment objective. Each Fund’s share price will fluctuate with changes in the market value of its portfolio investments. When you sell your Fund shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in the Funds. A Fund, by itself, is not intended to be a complete investment program.

Risk Factors

	US 500 Fund	US Small Cap Fund	International Fund	US Large Cap High Div Fund	US Small Cap High Div Fund	International High Div Fund	Dividend Accelerator Fund	US Multi-Factor Vol Fund	US 500 Enhanced Fund	US EQ Income Enhanced Fund	Discovery Enhanced Fund	Developed Enhanced Fund	Next 50 Fund
Calculation Methodology Risk	X	X	X	X	X	X	X	X	X	X	X	X	X
Concentration and Sector Risk													X
Debt Securities Risk									X	X	X	X
Dividend Investment Strategy Risk				X	X	X	X			X
Equity Securities Risk	X	X	X	X	X	X	X	X	X	X	X	X	X
Exchange-Traded Fund (“ETF”) Structure Risk	X	X	X	X	X	X	X	X	X	X	X	X	X
Foreign Securities Risk			X			X						X	X
Index Risk	X	X	X	X	X	X	X	X	X	X	X	X	X
Index/Defensive Positioning Risk									X	X	X	X
Investment Company Risk									X	X	X	X
Large-Capitalization Stock Risk				X			X	X	X	X			X
Large Shareholder Risk			X				X	X					X
Limited Portfolio Holdings Risk													X
Liquidity Risk		X			X						X
Market Risk	X	X	X	X	X	X	X	X	X	X	X	X	X
Mid-Capitalization Stock Risk							X	X					X
Passive Investment Risk	X	X	X	X	X	X	X	X	X	X	X	X	X
Portfolio Turnover Risk									X	X	X	X
Rebalancing Risk	X	X	X	X	X	X	X	X	X	X	X	X	X
Sampling Risk			X			X						X
Small-Capitalization Stock Risk		X			X						X
Tracking Error Risk	X	X	X	X	X	X	X	X	X	X	X	X	X
Valuation Risk	X	X	X	X	X	X	X	X	X	X	X	X	X
Calculation Methodology Risk — A Fund’s index relies on various sources of information to assess the criteria of issuers included in the index, including information that may be based on assumptions and estimates. Neither the Fund, the Index Provider, nor the Adviser can offer assurances that an index’s calculation methodology or sources of information will provide an accurate assessment of included issuers or correct valuation of securities, nor can they guarantee the availability or timeliness of the production of the index. Errors in index data, index computations or the construction of the index in accordance with its methodology may occur from time to time and may not be identified and corrected

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by the Index Provider for a period of time or at all, which may have an adverse impact on a Fund and its shareholders. Unusual market conditions may cause the Index Provider to postpone a scheduled rebalance, which could cause an index to vary from its normal or expected composition.
Concentration and Sector Risk — In following its methodology, a Fund’s index from time to time may be concentrated to a significant degree in securities of issuers located in a single industry or sector. To the extent that an index concentrates in the securities of issuers in a particular industry or sector, a Fund also can be expected to concentrate its investments to approximately the same extent. By concentrating its investments in an industry or sector, a Fund may face more risks than if it were diversified broadly over numerous industries or sectors. If an index is not concentrated in a particular industry or sector, a Fund will not concentrate in a particular industry or sector.
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Information Technology Sector Risk — To the extent the Next 50 Fund focuses on the information technology sector, the Fund may be more susceptible to the particular risks that may affect companies in the information technology sector than if it were invested in a wider variety of companies in unrelated sectors. Information technology companies tend to significantly rely on technological events or advances in their product development, production or operations and are particularly vulnerable to rapid changes in technological product cycles, government regulation and competition. Information technology companies may be smaller and less experienced companies, with limited product lines, markets, or financial resources and fewer experienced management or marketing personnel. Information technology company stocks, especially those which are internet-related, have experienced extreme price and volume fluctuations that are often unrelated to their operating performance.
Debt Securities Risk — The value of a debt security or other income-producing security changes in response to various factors, including, for example, market-related factors (such as changes in interest rates or changes in the risk appetite of investors generally) and changes in the actual or perceived ability of the issuer (or of issuers generally) to meet its (or their) obligations. Typically, a rise in interest rates causes a decline in the value of fixed income securities owned by the Fund. On the other hand, if rates fall, the value of the fixed income securities generally increases. In general, the market price of fixed income securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. Other risk factors include credit risk (the debtor may default) and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments).
Dividend Investment Strategy Risk — A Fund’s Index may not successfully identify companies that meet the Index’s objective. There is no guarantee that the applicable Index’s strategy to minimize volatility compared to the respective Parent Index will be successful. During a broad market advance a Fund’s performance may suffer because dividend paying stocks may not experience the same capital appreciation as non-dividend paying stocks or other segments of the stock market. A company’s dividends may not grow as projected and performance could also be negatively impacted if companies reduce their dividend payout. The stocks of dividend paying companies may underperform the overall stock market.
Equity Securities Risk — The market prices of equity securities, which may include common stocks and other stock-related securities such as preferred stocks, convertible securities and rights and warrants, may fluctuate, sometimes rapidly or unpredictably. A Fund may continue to accept new subscriptions and to make additional investments in equity securities even under general market conditions that a Fund’s investment team views as unfavorable for equity securities. The value of a security may decline for reasons that directly relate to the issuer, such as management performance, financial leverage, and reduced demand for the issuer’s goods or services or due to general market conditions, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. Unlike debt securities, which have preference to a company’s assets in case of liquidation, common

Risk Factors

stock, are entitled to the residual value after the company meets its other obligations. Unlike common stock, preferred stock generally pays a fixed dividend from a company’s earnings and may have a preference over common stock on the distribution of a company’s assets in the event of bankruptcy or liquidation. Preferred stockholders’ liquidation rights are subordinate to the company’s debt holders and creditors. If interest rates rise, the fixed dividend on preferred stocks may be less attractive and the price of preferred stocks may decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. Convertible securities may gain or lose value due to changes in the issuer’s operating results, financial condition, credit rating and changes in interest rates and other general economic, industry and market conditions.
Exchange-Traded Fund (“ETF”) Structure Risk — Each Fund is structured as an ETF, and as a result, is subject to special risks, including:
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Not Individually Redeemable — The Fund’s shares are not individually redeemable and may be redeemed by the Fund at its net asset value per share (“NAV”) only in large blocks known as Creation Units. The Fund may incur brokerage costs purchasing enough shares to constitute a Creation Unit. Alternatively, the Fund may redeem your shares by selling them on the secondary market at prevailing market prices.
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Trading Issues — Trading in shares on the exchange operated by Nasdaq Stock Market LLC (the “Exchange”) may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in shares inadvisable, such as extraordinary market volatility. There can be no assurance that shares will continue to meet the listing requirements of the Exchange. There is no guarantee that an active secondary market will develop for the shares. In stressed market conditions, authorized participants may be unwilling to participate in the creation/redemption process, particularly if the market for shares becomes less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings, which may lead to widening of bid-ask spreads and differences between the market price of the shares and the underlying value of those shares.
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Market Price Variance Risk — The market prices of shares will fluctuate in response to changes in NAV and supply and demand for shares and will include a bid-ask spread charged by the exchange specialists, market makers, or other participants that trade the particular security. There may be times when the market price and the NAV vary significantly, particularly in times of market stress. This means that shares may trade at a premium or discount to NAV and bid-ask spreads may widen.
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International Closed Market Trading Risk — The Fund’s underlying securities may trade on foreign exchanges that are closed when the Exchange is open; consequently, events may transpire while such foreign exchanges are closed but the Exchange is open that may change the value of such underlying securities relative to their last quoted prices on such foreign exchanges.
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Authorized Participants Concentration Risk — A limited number of financial institutions may be responsible for all or a significant portion of the creation and redemption activity for the Fund. If these firms exit the business or are unable or unwilling to process creation and/or redemption orders, shares may trade at a premium or discount to NAV and bid-ask spreads may widen.
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Intraday Indicative Value (“IIV”) Risk — The Exchange intends to disseminate the approximate per share value of a Fund’s published basket of securities (Deposit Securities) every 15 seconds (the “intraday indicative value” or “IIV”). The IIV is not a real-time update of the NAV per share of a Fund because the IIV may not be calculated in the same manner as the NAV. For example, the calculation of the NAV may be subject to fair valuation at different prices than those used in the calculations of the IIV and, unlike the calculation of NAV, the IIV does not take into account Fund expenses. For securities traded outside of the United States, the IIV calculations are based on local market prices and may not reflect events that occur

Risk Factors

subsequent to the local market’s close which could affect premiums and discounts between the IIV and the market price of a Fund’s shares. In addition, the IIV is based on the published Deposit Securities and not on a Fund’s actual holdings. A Fund, the Adviser, and their affiliates are not involved in, or responsible for, any aspect of the calculation or dissemination of the IIV and make no warranty as to the accuracy of these calculations.
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Tax-Efficiency Risk — Redemptions of shares may be effected for cash, rather than in kind, which means that the Fund may need to sell portfolio securities in order to complete an in-cash redemption, and may recognize net gains on these sales. As a result, investments in the shares may be less tax-efficient than investments in ETFs that redeem solely or principally in kind, and the Fund may pay out higher annual capital gain distributions than if the in-kind redemption process was used.
Foreign Investing Risk — Foreign investing risk is the possibility that the value of a Fund’s investments in foreign companies, or securities of companies with significant business operations outside of the United States, will decrease because of currency exchange-rate fluctuations; foreign market illiquidity; emerging-market risk; increased price volatility; uncertain political conditions; exchange control regulations; foreign ownership limits; different accounting, reporting, and disclosure requirements; less publicly available information about foreign issuers; difficulties in obtaining legal judgments; and foreign withholding taxes, among other challenges on non-U.S. investments. Foreign investing may result in a Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies or companies primarily with domestic operations. Foreign investments may be more difficult to value than U.S. securities. Risks that require additional consideration are:
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Currency Risk — Investments in foreign currencies and in securities that trade in, or receive revenues in, or in derivatives that provide exposure to, foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar. Any such decline may erode or reverse any potential gains from an investment in securities denominated in foreign currency or may widen existing loss. Currency rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates; intervention (or the failure to intervene) by governments, central banks or supranational entities; the imposition of currency controls; or other political developments in the United States or abroad.
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Depositary Receipts Risk — Foreign securities may trade in the form of depositary receipts, which include ADRs and GDRs (collectively Depositary Receipts). To the extent a Fund acquires Depositary Receipts through banks that do not have a contractual relationship with the foreign issuer of the security underlying the Depositary Receipts to issue and service such unsponsored Depositary Receipts, a Fund may not become aware of and be able to respond to corporate actions such as stock splits or rights offerings involving the foreign issuer in a timely manner. In addition, the lack of information may result in inefficiencies in the valuation of such instruments. Investment in Depositary Receipts does not eliminate all the risks inherent in investing in securities of non-U.S. issuers. The market value of Depositary Receipts is dependent upon the market value of the underlying securities and fluctuations in the relative value of the currencies in which the Depositary Receipts and the underlying securities are quoted.
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Political Risk — Political risk includes a greater potential for coups d’état, revolts, and expropriation by governmental organizations.
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European Economic Risk — On January 31, 2020, the United Kingdom (“UK”) left the European Union (“EU”), commonly referred to as “Brexit.” The impact of Brexit is so far uncertain. The effect on the UK’s economy will likely depend on the ongoing nature of trade relations with the EU. Brexit may cause increased volatility and may have a significant adverse impact for some time on business activity, world financial markets, international trade agreements, the UK and European economies and the broader global economy.

Risk Factors

As a result of the recent military intervention by Russia in Ukraine, the United States and many other countries have imposed sanctions on Russia and certain Russian individuals, banks, and corporations. The ongoing hostilities and resulting sanctions could have a severe adverse effect on the region’s economies and more globally, including significant negative impact on markets for certain securities and commodities, such as oil and natural gas. Russia’s cessation of trading on its securities markets in effect as of the date hereof, and any future cessations, could impact the value and liquidity of certain portfolio holdings, among other things. The extent and duration of military action, sanctions and resulting market disruptions are impossible to predict, but could be substantial and prolonged.
Index Risk — The Fund attempts to track the performance of a specific index. An index is an unmanaged group of securities whose overall performance is used as a standard to measure investment performance of a particular market. The Fund will be negatively affected by general declines in the securities and asset classes represented in the Index. In addition, because the Fund is not “actively” managed, unless a specific security is removed from the Index, the Fund generally would not sell a security because the security’s issuer was in financial trouble. The Fund also does not attempt to take defensive positions under any market conditions, including declining markets. Therefore, the Fund’s performance could be lower than funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline or a decline in the value of one or more issuers. Additionally, each Fund typically will not match the performance of its index because the performance of its Index does not factor in the costs of buying, selling, and holding stocks or other operating expenses and costs of the Fund.
Index/Defensive Positioning Risk — Because the allocation to cash versus securities by an Index underlying an Enhanced Fund is determined at month-end, there is a risk that the Index, and thus the Fund, will not be able to immediately react to changes in market conditions that occur between reallocations. During temporary periods that the Fund is invested in fixed income investments, the Fund would not benefit from any upswing in the equity markets. The Fund will incur transaction costs and potentially adverse tax consequences in the event the Index allocates to cash.
Investment Company Risk — A Fund’s ability to achieve its investment objective may be directly related to the ability of the underlying any funds (including ETFs) held by the Fund to meet their investment objectives. In addition, shareholders of the Fund will indirectly bear the fees and expenses of the underlying investment companies. Underlying investment vehicles are subject to investment advisory and other expenses, which will be indirectly paid by the Fund. Lack of liquidity in an ETF could result in an ETF being more volatile than the underlying portfolio of securities.
Large-Capitalization Stock Risk — Large-capitalization companies tend to compete in mature product markets and typically do not experience the level of sustained growth of smaller companies and companies competing in less mature product markets. Large-capitalization companies may be unable to respond as quickly as smaller companies to competitive challenges or changes in business, product, financial, or other market conditions. For these and other reasons, a fund that invests in large-capitalization companies may underperform other stock funds (such as funds that focus on the stocks of small- and medium-capitalization companies) when stocks of large-capitalization companies are out of favor.
Large Shareholder Risk — The Funds, like all investment companies, pool the investments of many investors. Actions by one shareholder or multiple shareholders may have an impact on the Funds and, therefore, indirectly on other shareholders. For example, significant levels of new investments in the Funds by shareholders may cause the Funds to have more cash than would otherwise be the case, which might have a positive or negative impact on Fund performance. Similarly, redemption activity might cause the Funds to sell portfolio securities, which may increase transaction costs and might generate a capital gain or loss, or cause it to borrow funds on a short-term basis to cover redemptions, which would cause the Funds to incur costs that, in effect, would be borne by all shareholders and not just the redeeming shareholders. Shareholder purchase and redemption activity also may affect the

Risk Factors

per share amount of the Funds' distributions of its net investment income and net realized capital gains, if any, thereby affecting the tax burden on the Funds' shareholders subject to federal income tax, and/or accelerate the realization of taxable income and cause the Funds to make taxable distributions to its shareholders earlier than the Funds otherwise would have. In addition, under certain circumstances, non-redeeming shareholders may be treated as receiving a disproportionately large taxable distribution during or with respect to such tax year. To the extent a larger shareholder (including, for example, an affiliated fund that operates as a fund-of-funds or 529 college savings plan) is permitted to invest in the Funds, the Funds may experience large inflows or outflows of cash from time to time. This activity could magnify these adverse effects on the Funds.
Limited Portfolio Holdings Risk — A Fund may hold fewer portfolio securities than more diverse funds. To the extent a Fund invests in a relatively small number of issuers, a decline in the market value of a particular security held by the Fund may affect its value more than if it invested in a larger number of issuers. In addition, to the extent a Fund invests a greater percentage of its assets in a particular security or group of securities, it may be more sensitive to the economic results of those securities; and as a result, gains and losses on a single investment may have a greater impact on the Fund’s NAV and may make the Fund more volatile than a fund that invests in a larger number of holdings.
Liquidity Risk — Liquidity risk exists when particular investments cannot be disposed of quickly in the normal course of business. The ability of a Fund to dispose of such investments or other instruments at advantageous prices may be greatly limited. Market values for illiquid investments may not be readily available, and there can be no assurance that any fair value assigned to an illiquid investment at any time will accurately reflect the price a Fund might receive upon the sale of that investment. Adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer, including rising interest rates, may adversely affect the liquidity of a Fund’s investments. A Fund may be required to sell a less liquid investment in accordance with changes to the Index. In such cases the sale proceeds received by a Fund may be substantially less than if a Fund had been able to sell the investments in more orderly transactions, and the sale price may be substantially lower than the price previously used by a Fund to value the investments for purposes of determining a Fund’s net asset value. A Fund may not achieve a high correlation with the Index. In addition, a Fund, by itself or together with other accounts managed by the Adviser, may hold a position in an investment that is large relative to the typical trading volume for that investment, which can make it difficult for a Fund to dispose of the position at an advantageous time or price.
Market Risk — Stock market risk refers to the fact that stock (equity securities) prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company’s financial condition and factors affecting the market in general. Over time, the stock market tends to move in cycles, with periods when stock prices rise, and periods when stock prices decline. A slower-growth or recessionary economic environment could have an adverse effect on stock prices. Consequently, a broad-based market drop may also cause a stock’s price to fall. Portfolio securities may also decline in value due to factors affecting securities markets generally, such as real or perceived adverse economic, political, or regulatory conditions, inflation, changes in interest or currency rates or adverse investor sentiment, or due to factors affecting particular industries represented in the securities markets, such as competitive conditions. Changes in the financial condition of a single issuer can impact a market as a whole, and adverse market conditions may be prolonged and may not have the same impact on all types of securities. In addition, the markets may not favor a particular kind of security, including equity securities. Values of securities may fall due to factors affecting a particular issuer, industry, or the securities market as a whole.
Market turmoil may be reflected in perceptions of economic uncertainty, price volatility in the equity and debt markets, and fluctuating trading liquidity. In response, governments may adopt a variety of fiscal and monetary policy changes, including but not limited to, direct capital infusions into companies, new monetary programs, and lower interest rates. These policies may not be successful

Risk Factors

and any unexpected or quick reversal of these policies could increase volatility in the equity and debt markets. Market conditions and economic risks could have a significant effect on domestic and international economies and could add significantly to the risks of increased volatility and decreased liquidity for a Fund's portfolio.
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Geopolitical/Natural Disaster Risk — Global economies and financial markets are increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely affect issuers in another country or region. Geopolitical and other risks, including war, economic sanctions, currency controls or other actions by countries or international bodies, terrorism, trade disputes, embargoes, political or economic dysfunction within some nations, public health crises and related geopolitical events, as well as environmental disasters such as earthquakes, fires, and floods, may add to instability in world economies and markets generally. Changes in trade policies and international trade agreements could affect the economies of many countries in unpredictable ways. Epidemics and/or pandemics, such as the coronavirus (or COVID-19), may result in, among other things, closing borders, disruptions to healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and consumer activity, as well as general concern and uncertainty. The impact may be short-term or may last for extended periods.
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Information Technology and Operational Risk — Markets and market participants are increasingly reliant upon both publicly available and proprietary information data systems. Data imprecision, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at large. The information technology and other operational systems upon which a Fund’s service providers rely may be subject to cyber attack or other technological disruptions, and could otherwise disrupt the ability of these service providers to perform essential tasks for a Fund. In certain cases, an exchange or market may close or issue trading halts on either specific securities or even the entire market, which may result in a Fund being, among other things, unable to buy or sell certain securities or financial instruments or accurately price its investments.
Mid-Capitalization Stock Risk — Investments in mid-capitalization companies involve greater risks than those associated with larger, more established companies. Stock prices of mid-capitalization companies may be more volatile than those of large-capitalization companies, and, therefore, a Fund’s share price may be more volatile than that of funds that invest a larger percentage of their assets in stocks issued by large-capitalization companies. Stock prices of mid-capitalization companies are also more vulnerable than those of large-capitalization companies to adverse business or economic developments, and the stocks of mid-capitalization companies may be less liquid than those of large-capitalization companies, making it more difficult for a Fund to buy and sell shares of mid-capitalization companies. In addition, mid-capitalization companies generally have less diverse product lines than large-capitalization companies and are more susceptible to adverse developments related to their products.
Passive Investment Risk — Each Fund is designed to track its index and is not actively managed. A Fund will not buy or sell shares of an equity security due to current or projected performance of a security, industry or sector, unless that security is added to or removed, respectively, from its index. A Fund does not, therefore, seek returns in excess of its index, and does not attempt to take defensive positions or hedge against potential risks unless such defensive positions are also taken by its index. Different types of investment styles, for example passively managed or actively managed, or growth or value, tend to perform differently and shift into and out of favor with investors depending on changes in market and economic sentiment and conditions. As a result, a Fund’s performance may at times be worse than the performance of other mutual funds that invest more broadly or that have different investment styles.

Risk Factors

Portfolio Turnover Risk — To the extent that an Enhanced Fund buys or sells securities according to its respective Index’s prescribed allocation to cash and cash equivalents, it will generally experience higher portfolio turnover than a passive fund that remains fully invested in securities. These additional purchases and sales of portfolio securities will generally result in higher transaction costs and Fund expenses and may result in more significant distributions of short-term capital gains to investors, which are taxed as ordinary income.
Rebalancing Risk — In purchasing and selling securities to rebalance its portfolio, a Fund will pay more in brokerage commissions than it would without a rebalancing policy. As a result of the need to rebalance, a Fund also has less flexibility in the timing of purchases and sales of securities than it would otherwise, and the rebalancing may result in high portfolio turnover. While we will attempt to minimize any adverse impact to a Fund or its shareholders, the Fund may have a higher proportion of capital gains and a lower return than a fund that does not have a rebalancing policy. Errors in index data, index computations or the construction of the index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on a Fund and its shareholders.
Sampling Risk — A Fund’s use of a representative sampling strategy could result in it holding a smaller number of securities than are in the Index. As a result, an adverse development with an issuer or a small number of issuers of securities held by a Fund could result in a greater decline in NAV than would be the case if the Fund held all of the securities in the Index. To the extent the assets in a Fund are smaller, these risks will be greater.
Small-Capitalization Stock Risk — A small-sized company may be adversely affected by or fail as a result of its small size. Smaller companies are more likely than larger companies to have limited product lines, markets, or financial resources, or to depend on a small, inexperienced management group. Stocks of these companies often trade less frequently and in limited volume, and their prices may fluctuate more than stocks of larger companies. Stocks of small companies may, therefore, be more vulnerable to adverse developments than those of larger companies.
Tracking Error Risk — Tracking error is the divergence of a Fund’s performance from that of its index. The performance of a Fund may diverge from that of its index for a number of reasons, such as the use of representative sampling (if applicable), transaction costs, a Fund’s holding of cash, differences in accrual of dividends, changes to the index, tax considerations, rebalancing, or new or existing regulatory requirements. Unlike the Fund, the returns of an index are not reduced by investment and other operating expenses, including the trading costs associated with implementing changes to its portfolio of investments. Tracking error risk may be heightened during times of market volatility or other unusual market conditions. To the extent that a Fund calculates its NAV based on fair value prices and the value of its index is based on securities’ closing prices (i.e., the value of the index is not based on fair value prices), the Fund’s ability to track its index may be adversely affected. For tax efficiency purposes, a Fund may sell certain securities to realize losses, which will result in a deviation from its index.
Valuation Risk — The sale price a Fund could receive for a security may differ from a Fund’s valuation of the security and may differ from the value used by its index, particularly for securities that trade in low volume or volatile markets or that are valued using a fair value methodology as a result of trade suspensions or for other reasons. Because non-U.S. exchanges may be open on days when a Fund does not price its shares, the value of the securities or other assets in a Fund’s portfolio may change on days or during time periods when shareholders will not be able to purchase or sell the Fund’s shares. In addition, for purposes of calculating a Fund’s NAV, the value of assets denominated in non-U.S. currencies is converted into U.S. dollars using prevailing market rates on the date of valuation as quoted by one or more data service providers. This conversion may result in a difference between the prices used to calculate a Fund’s NAV and the prices used by the Fund’s index, which, in turn, could result in a difference between the Fund’s performance and the performance of its index.

Risk Factors

Authorized Participants who purchase or redeem Fund shares on days when a Fund is holding fair-valued securities may receive fewer or more shares, or lower or higher redemption proceeds, than they would have received had the Fund not fair-valued securities or used a different valuation methodology. A Fund relies on various sources to calculate its NAV. The information may be provided by third parties that are believed to be reliable, but the information may not be accurate due to errors by such pricing sources, technological issues, or otherwise.
Additional Risk Factors. The Adviser may use several types of investment strategies in pursuing Fund’s overall investment objective. The following risks are those that the Adviser does not consider to be principal risks of the Funds. Additional risks are included in the Funds' SAI.
Derivatives Risk — The use of index futures contracts is subject to the risk that small price movements can result in substantial gains or losses. Derivatives also entail exposure to counterparty risk, the risk of mispricing or improper valuation and the risk that changes in value of the derivative may not correlate perfectly with the relevant securities, assets, or indices. The use of derivatives could expose a Fund to the effects of leverage causing the Fund to lose more money than it invested. There is no guarantee that derivatives activities will be employed or that they will work, and their use could lower returns or even result in losses to a Fund. Derivatives also may be harder to value, less tax-efficient, and subject to changing government regulation that could impact a Fund’s ability to use certain derivatives or their cost. The use of derivatives may cause the Fund to incur losses greater than those that would have occurred had derivatives not been used.
Securities Lending Risk — The risk in lending portfolio securities, as with other extensions of credit, consists of the possibility of loss to a Fund due to (i) the inability of the borrower to return the securities, (ii) a delay in receiving additional collateral to adequately cover any fluctuations in the value of securities on loan, (iii) a delay in recovery of the securities, or (iv) the loss of rights in the collateral should the borrower fail financially. These events could trigger adverse tax consequences for the Fund. In addition, each Fund is responsible for any loss that might result from its investment of the borrower’s collateral. In determining whether to lend securities, the Adviser or the Funds' securities lending agent will consider relevant facts and circumstances, including the creditworthiness of the borrower.

Organization and Management of the Funds

The Funds’ Board of Trustees has the overall responsibility for overseeing the management of each Fund.
The Investment Adviser
The Adviser serves as the investment adviser to each of the Victory Funds pursuant to an investment advisory agreement. The Adviser oversees the operations of the Funds according to investment policies and procedures adopted by the Board of Trustees. The Adviser is a New York corporation that is registered as an investment adviser with the Securities and Exchange Commission (“SEC”). As of September 30, 2023, the Adviser managed and advised assets totaling in excess of $153.5 billion for individual and institutional clients. The Adviser’s principal address is 15935 La Cantera Parkway, San Antonio, TX 78256.
A discussion regarding the basis of the Board’s approval of the Funds’ Advisory Agreement is available in the Funds’ most recent semi annual report to shareholders for the period ended December 31.
The Adviser is a diversified global asset manager comprised of multiple investment teams, referred to as investment franchises, each of which utilizes an independent approach to investing. The Adviser’s Victory Solutions platform oversees its rules-based investment strategies and is responsible for the day-to-day investment management of each Fund.
Advisory fees to be paid annually, before waivers, are equal to the following:
Fund	Advisory Fee
US 500 Fund	0.30%
US Small Cap Fund	0.30%
International Fund	0.40%
US Large Cap High Div Fund	0.30%
US Small Cap High Div Fund	0.30%
International High Div Fund	0.40%
Dividend Accelerator Fund	0.30%
US Multi-Factor Fund	0.30%
US 500 Enhanced Fund	0.30%
US EQ Income Enhanced Fund	0.30%
Discovery Enhanced Fund	0.30%
Developed Enhanced Fund	0.40%
Next 50 ETF	0.15%
See “Fund Fees and Expenses” for information about any contractual agreement by the Adviser to waive fees and/or reimburse expenses with respect to a Fund. From time to time, the Adviser also may voluntarily waive fees and/or reimburse expenses in amounts exceeding those required to be waived or reimbursed under any contractual agreement that may be in place with respect to a Fund.
Portfolio Management
Mannik Dhillon serves as President, VictoryShares and Solutions for the Adviser. From 2015-2017, he served as the Adviser’s Head of Investment Solutions, Product, and Strategy. From 2010 to 2015, Mr. Dhillon served as a managing director and head of manager research with Wilshire Associates, where he evaluated asset managers and led strategic consulting engagements. He is a CFA® and CAIA® charterholder.
The Funds' SAI provides additional information about the portfolio manager's method of compensation, other accounts he manages and any ownership interests he may have in the Funds.

Investing with Victory

Share Price

The net asset value (“NAV”) of each Fund generally is determined at 4:00 p.m. (Eastern Time) on each day the New York Stock Exchange (“NYSE”) is open for business. In the event of an emergency or other disruption in trading on the NYSE, a Fund’s NAV will be determined based upon the close of the NYSE. The NAV is computed by determining the aggregate market value of all assets of a Fund, less its liabilities, divided by the total number of shares outstanding.
NAV=	Total Assets - Liabilities
Number of Shares Outstanding
The NAV takes into account the expenses and fees of a Fund, including management, administration, and distribution fees (if any), which are accrued daily. The determination of NAV for a Fund for a particular day is applicable to all applications for the purchase of shares, as well as all requests for the redemption of shares, received by a Fund (or an authorized broker or agent, or its authorized designee) before the close of trading on the NYSE on that day. The NYSE is closed on weekends, most national holidays, and Good Friday.
Generally, the Funds' investments are valued each day at the last quoted sales price on each investment’s primary exchange. Investments traded or dealt in upon one or more exchanges (whether domestic or foreign) for which market quotations are readily available and not subject to restrictions against resale shall be valued at the last quoted sales price on the primary exchange or, in the absence of a sale on the primary exchange, at the last bid on the primary exchange. Securities primarily traded in the National Association of Securities Dealers’ Automated Quotation System (“Nasdaq”) National Market System for which market quotations are readily available shall be valued using the Nasdaq Official Closing Price. If market quotations are not readily available, investments will be valued at their fair market value as determined in good faith by the Adviser in accordance with procedures approved by the Board and evaluated by the Board as to the reliability of the fair value method used. In these cases, a Fund’s NAV will reflect certain portfolio investments’ fair value rather than their market price. Fair value pricing involves subjective judgments and it is possible that the fair value determined for an investment is materially different than the value that could be realized upon the sale of that investment. The fair value prices can differ from market prices when they become available or when a price becomes available.
A Fund may use independent pricing services to assist in calculating the value of the Fund’s securities or other assets. In addition, market prices for foreign securities are not determined at the same time of day as the NAV for a Fund. In computing the NAV, a Fund values foreign securities held by a Fund at the latest closing price on the exchange in which they are traded immediately prior to closing of the NYSE. Prices of foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates. The value of a Fund’s securities may change on days when shareholders are not able to purchase and redeem the Fund’s shares if the Fund has portfolio securities that primarily are traded in foreign markets that are open on weekends or other days when the Fund does not price its shares. If events materially affecting the value of a security in a Fund’s portfolio, particularly foreign securities, occur after the close of trading on a foreign market but before a Fund prices its shares, the security will be valued at fair value. For example, if trading in a portfolio security is halted and does not resume before a Fund calculates its NAV, the Adviser may need to price the security using a Fund’s fair value pricing guidelines. Without a fair value price, short-term traders could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors. Fair valuation of a Fund’s portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of a Fund’s NAV by short-term traders. The determination of fair value involves subjective judgments. As a result, using fair value to price a

Share Price

security may result in a price materially different from the prices used by other funds to determine NAV, or from the price that may be realized upon the actual sale of the security.
With respect to any portion of a Fund’s assets that are invested in one or more open-end management investment companies registered under the Investment Company Act of 1940, as amended (“1940 Act”), a Fund’s NAV is calculated based upon the NAVs of those open-end management investment companies, and the prospectuses for these companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.
Short-term debt obligations with remaining maturities in excess of 60 days are valued at current market prices, as discussed above. Short-term debt obligations with 60 days or less remaining to maturity are, unless conditions indicate otherwise, amortized to maturity based on their cost to the Fund if acquired within 60 days of maturity or, if already held by the Fund on the 60th day, based on the value determined on the 61st day.
Premium/Discount Information
Since investors will buy and sell shares of the Funds in secondary market transactions through brokers at market prices, the Funds' shares will trade at market prices. The market price of shares may be greater than, equal to, or less than NAV. Market forces of supply and demand, economic conditions and other factors may affect the trading prices of shares of a Fund.
For recent information about a Fund, including a Fund’s NAV, market price, premiums and discounts, and bid-ask spreads visit vcm.com.

How to Buy and Sell Shares

Shares of each Fund will be listed for trading on the Exchange under the ticker symbol listed on the cover of this Prospectus. Share prices are reported in dollars and cents per share. Shares can be bought and sold on the secondary market throughout the trading day like other publicly traded shares, and shares typically trade in blocks of less than a Creation Unit. There is no minimum investment required. Shares may only be purchased and sold on the secondary market when the Exchange is open for trading.
When buying or selling shares through a broker, you will incur customary brokerage commissions and charges. The commission is often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell smaller amounts of shares. You may also pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction. The spread varies over time for shares of the Fund based on the Fund’s trading volume and market liquidity, and is generally lower if a Fund’s shares have more trading volume and market liquidity and higher if a Fund’s shares have little trading volume and market liquidity.
Only an Authorized Participant (“AP”) may engage in creation or redemption transactions directly with the Fund. The Funds' APs are institutions and large investors, such as market makers or other large broker-dealers, which have entered into a Participation Agreement with the Funds' distributor to undertake the responsibility of obtaining or selling the underlying assets needed to purchase or redeem, respectively, Creation Units of the Funds. APs may acquire shares directly from a Fund, and APs may tender their shares for redemption directly to a Fund, at NAV per share only in large blocks, or Creation Units, of 50,000 shares and Creation Units of 25,000 shares in the case of the Next 50 Fund. Purchases and redemptions directly with a Fund must follow the Funds' procedures, which are described in the SAI.
The Funds may liquidate and terminate at any time without shareholder approval.
Share Trading Prices
The trading prices of a Fund’s shares in the secondary market generally differ from the Fund’s daily NAV and are affected by market forces such as the supply of and demand for shares and shares of underlying investments held by the Fund, economic conditions, and other factors. Information regarding the intraday indicative value (“IIV”) of a Fund will be disseminated every 15 seconds throughout the trading day by the national securities exchange on which the Fund’s shares are primarily listed or by market data vendors or other information providers. The IIV is based on the current market value of the securities and/or cash included in a Fund’s published basket of securities. However, the IIV should not be viewed as a “real-time” update of the NAV per share of a Fund because the approximate value may not be calculated in the same manner as the NAV, which is computed once a day, generally at the end of the business day. The IIV does not necessarily reflect the precise composition of the current portfolio of securities and instruments held by a Fund at a particular point in time or the best possible valuation of the current portfolio. For example, the calculation of the NAV may be subject to fair valuation at different prices than those used in the calculations of the IIV and, unlike the calculation of NAV, the IIV may not reflect estimated accrued interest, dividends and other income, or Fund expenses. The IIV generally is determined by using both current market quotations and/or price quotations obtained from broker-dealers that may trade in the portfolio securities and instruments included in a Fund’s IIV basket. The quotations of certain Fund holdings may not be updated during U.S. trading hours if such holdings do not trade in the U.S. The Funds are not involved in, or responsible for, the calculation or dissemination of the approximate value of the shares and the Funds do not make any warranty as to the accuracy of these values.

How to Buy and Sell Shares

Book Entry
Shares are held in book entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding shares of the Funds and is recognized as the owner of all shares for all purposes.
Investors owning shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book entry or “street name” form.
Frequent Purchases and Redemptions of Fund Shares
Each Fund’s shares can only be purchased and redeemed directly from a Fund by APs in Creation Units. Direct trading by APs is critical to ensuring that a Fund’s shares trade at or close to NAV. The cash to be contributed to (or received from) the Fund in connection with a Creation Unit generally is negligible compared to the total amount of the trade. A Fund with exposure to non-U.S. securities employs fair valuation pricing to minimize arbitrage opportunities that attempt to exploit the differences between a security’s market quotation and its fair value. In addition, the Funds impose transaction fees on purchases and redemptions of shares to cover the custodial and other costs incurred by the Funds in effecting trades. These fees increase if an investor substitutes cash in part or in whole for securities, reflecting the fact that a Fund’s trading costs increase in those circumstances.
Trading of a Fund’s shares by individual shareholders occurs on the secondary market. Because the secondary market trades do not directly involve the Funds, it is unlikely those trades would cause the harmful effects of market timing, including dilution, disruption of portfolio management, increases in a Fund’s trading costs and the realization of capital gains.
Given this structure, the Board has determined that it is not necessary to monitor for frequent in-kind purchases and redemptions of shares or market timing activity by the APs or on the shares’ secondary market.
Other Payments to Financial Intermediaries
If you purchase Fund shares through an investment professional, a broker dealer, or other financial intermediary, the Fund may pay for sub-transfer agent, recordkeeping and/or similar administrative services. In addition, Victory Capital (and its affiliates) may make substantial payments out of its own resources, including the profits from the advisory fees Victory Capital receives from the Funds, to affiliated and unaffiliated dealers or other investment professionals and service providers for distribution, administrative and/or shareholder servicing activities. Victory Capital also may reimburse the distributor (or the distributor’s affiliates) for making these payments. Some of these distribution-related payments may be made to dealers or other investment professionals for marketing, promotional or related expenses; these payments are often referred to as “revenue sharing.” In some circumstances, these types of payments may create an incentive for a dealer or investment professional or its representatives to recommend or offer shares of the Funds to its customers. You should ask your dealer or investment professional for more details about any such payments it receives.

Distribution and Service Plan

The Funds has adopted a distribution and service plan (“Plan”) pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Funds are authorized to pay distribution fees to the distributor and other firms that provide distribution and shareholder services (“Service Providers”). If a Service Provider provides these services, the Funds may pay fees at an annual rate not to exceed 0.25% of average daily net assets, pursuant to Rule 12b-1 under the 1940 Act.
No distribution or service fees are currently paid by the Funds and there are no current plans to impose these fees. In the event Rule 12b-1 fees were charged, over time they would increase the cost of an investment in the Funds.

Distributions and Taxes

Unlike interests in conventional mutual funds, which typically are bought and sold from and to a fund only at closing NAVs, each Fund’s shares are traded throughout the day in the secondary market on a national securities exchange on an intra-day basis and are created and redeemed in-kind and/or for cash in Creation Units at each day’s next calculated NAV. In-kind arrangements are designed to protect ongoing shareholders from the adverse effects on a Fund’s portfolio that could arise from frequent cash redemption transactions. In a conventional mutual fund, redemptions can have an adverse tax impact on taxable shareholders if the mutual fund needs to sell portfolio securities to obtain cash to meet net fund redemptions. These sales may generate taxable gains for the ongoing shareholders of the mutual fund, whereas the shares’ in-kind redemption mechanism generally will not lead to a tax event for the Fund or its ongoing shareholders.
Taxes on Distributions
Each Fund ordinarily declares and pays dividends from net investment income, if any, monthly, and net realized capital gains, if any, annually. The Funds may also pay a special distribution at the end of a calendar year to comply with U.S. federal tax requirements. Dividends from a Fund’s net long-term capital gains, if any, in excess of net short-term capital losses (capital gain dividends) that are properly designated as such are taxable to you as long-term capital gains (at the 20% maximum rate referred to above for non-corporate shareholders) regardless of how long you have held the Fund’s shares. Dividends from a Fund’s net investment income, including net short-term capital gains, if any, are taxable to you as ordinary income (other than qualified dividend income). Dividends from a Fund’s qualified dividend income (i.e., dividends received on stock of most domestic and certain foreign corporations), if any, that are properly designated as such are taxable to non-corporate shareholders at long-term capital gain rates, provided that the Fund and the shareholder satisfy certain holding period and other requirements. A Fund’s dividends also may be eligible for the dividends-received deduction allowed to corporations, subject to similar restrictions.
Distributions in cash may be reinvested automatically in additional whole shares only if the broker through whom you purchased shares makes such option available.
In general, your distributions are subject to U.S. federal income tax when they are paid, whether you take them in cash or reinvest them in a Fund (if that option is available). Distributions reinvested in additional shares of a Fund through the means of a dividend reinvestment service, if available, will be taxable to shareholders acquiring the additional shares to the same extent as if such distributions had been received in cash.
Distributions in excess of a Fund’s current and accumulated earnings and profits are treated as a tax-free return of capital to the extent of (and in reduction of) your basis in the shares and any excess amount will be treated as capital gain.
If the NAV at the time a shareholder purchases shares of a Fund reflects undistributed net investment income, recognized net capital gain, or unrealized appreciation in the value of the assets of the Fund, distributions of such amounts will be taxable to the shareholder in the manner described above, although such distributions economically constitute a return of capital to the shareholder.
As with any investment, you should consider how your investment in shares will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in shares.
Unless your investment in shares is made through a tax-exempt entity or tax-deferred retirement account, such as an individual retirement account, you need to be aware of the possible tax consequences when:
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A Fund makes distributions,
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You sell your shares listed on the Exchange, and

Distributions and Taxes

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You purchase or redeem Creation Units.
If you are a nonresident alien individual, foreign trust or estate, foreign corporation or foreign partnership, the Fund’s ordinary income dividends may be subject to a 30% U.S. withholding tax. See the section titled “TAXES—Foreign Shareholders” in the SAI for details.
Taxes on Exchange-Listed Share Sales
Any capital gain or loss realized upon a sale of shares is generally treated as long-term capital gain or loss if the shares have been held for more than one year and as short-term capital gain or loss if the shares have been held for one year or less. The ability to deduct capital losses from sales of shares may be limited.
A nonresident alien individual, foreign trust or estate, foreign corporation or foreign partnership is generally exempt from U.S. federal income or withholding tax on gains realized on the sale or other disposition of shares of a Fund.
Taxes on Purchase and Redemption of Creation Units
An AP who exchanges securities for Creation Units generally will recognize gain or loss equal to the difference between the market value of the Creation Units at the time of the exchange and the sum of the AP’s aggregate basis in the securities surrendered plus any cash it pays. An AP who exchanges Creation Units for securities will generally recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the sum of the aggregate market value of the securities received plus any cash equal to the difference between the NAV of the shares being redeemed and the value of the securities. The Internal Revenue Service (“Service”), however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing “wash sales” or for other reasons. Persons exchanging securities should consult their own tax advisor with respect to whether wash sale rules apply and when a loss might be deductible.
Any capital gain or loss realized on the purchase or redemption of Creation Units will generally be treated as long-term capital gain or loss if the securities surrendered to purchase the Creation Units or the Creation Units, as applicable, have been held for more than one year and as short-term capital gain or loss if the securities surrendered or the Creation Units, as applicable, have been held for one year or less.
If you purchase or redeem Creation Units, you will be sent a confirmation statement showing how many shares you purchased or sold and at what price. See “TAXES” in the SAI for a description of the requirement regarding basis determination methods applicable to share redemptions and the Fund’s obligation to report basis information to the Service.
Backup Withholding
By law, a Fund is required to withhold 24% of your distributions and proceeds if you have not provided the Fund with a correct Social Security number or other taxpayer identification number and in certain other situations.

Distributions and Taxes

Foreign Account Tax Compliance Act
Under the “Foreign Account Tax Compliance Act,” unless certain foreign entities comply with certain IRS requirements that generally require them to report information regarding U.S. persons investing in, or holding accounts with, such entities, a 30% U.S. withholding tax may apply to dividends paid by the Fund to such entities. See the section titled “TAXES—Foreign Shareholders” in the SAI for details.
Dividends and interest received by a Fund and capital gains recognized by a Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.  You may be able to claim a credit or take a deduction for foreign taxes paid by a Fund if certain requirements are met.
The foregoing discussion summarizes some of the possible consequences under current federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. Consult your personal tax advisor about the potential tax consequences of an investment in the shares under all applicable tax laws.

Other Information

Investments by Investment Companies
Section 12(d)(1) of the 1940 Act restricts investments by investment companies in the securities of other investment companies, including shares of the Funds. Registered investment companies are permitted to invest in the Funds beyond the limits set forth in Section 12(d)(1) as permitted by any rules and regulations adopted under applicable law, including that such investment companies enter into an agreement with the Trust on behalf of the Funds.
Continuous Offering
The method by which Creation Units of shares are created and traded may raise certain issues under applicable securities laws. Because new Creation Units of shares are issued and sold by the Funds on an ongoing basis, a “distribution,” as such term is used in the Securities Act of 1933, as amended (the “Securities Act”), may occur at any point. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery requirement and liability provisions of the Securities Act.
For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the distributor, breaks them down into constituent shares and sells the shares directly to customers or if it chooses to couple the creation of a supply of new shares with an active selling effort involving solicitation of secondary market demand for shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a characterization as an underwriter.
Broker-dealer firms should also note that dealers who are not “underwriters” but are effecting transactions in shares, whether or not participating in the distribution of shares, are generally required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(a)(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker-dealer firms should note that dealers who are not “underwriters” but are participating in a distribution (as contrasted with engaging in ordinary secondary market transactions) and thus dealing with the shares that are part of an overallotment within the meaning of Section 4(a)(3)(C) of the Securities Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the Securities Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the Securities Act is only available with respect to transactions on a national exchange.
Dealers effecting transactions in the Funds' shares, whether or not participating in this distribution, are generally required to deliver a Prospectus. This is in addition to any obligation of dealers to deliver a Prospectus when acting as underwriters.
Portfolio Holdings Disclosure
A description of the Funds policies regarding disclosure of the securities in each Fund’s portfolio is found in the Statement of Additional Information. Each Fund’s portfolio is disclosed daily on the Funds' website at www.VictorySharesLiterature.com. Shareholders may also request portfolio holdings schedules at no charge by calling toll free 1-866-376-7890.

Other Information

Shareholder Communications
In order to eliminate duplicate mailings to an address at which two or more shareholders with the same last name reside, the Victory Funds may send only one copy of any shareholder reports, proxy statements, prospectuses and their supplements, unless you have instructed us to the contrary. You may request that the Victory Funds send these documents to each shareholder individually by calling the Victory Funds at 1-866-376-7890, and they will be delivered promptly.
While this Prospectus and the SAI of the Trust describe pertinent information about the Trust and each Fund, neither this Prospectus nor the SAI represents a contract between the Trust or a Fund and any shareholder.
Other Disclosures
Victory Capital means Victory Capital Management Inc., the investment adviser of the VictoryShares ETFs. VictoryShares ETFs are distributed by Foreside Fund Services, LLC (Foreside). Foreside is a member of FINRA. Victory Capital is not affiliated with Foreside.

Financial Highlights

The following financial highlights tables reflect historical information about shares of each Fund and are intended to help you understand the Fund’s financial performance for the period of the Fund’s operations.
Certain information shows the results of an investment in one share of a Fund. To the extent a Fund invests in other funds, the Total Annual Operating Expenses included in the Fund’s Fees and Expenses table may not correlate to the ratio of expenses to average net assets in the financial highlights below. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).
The information presented has been audited by Cohen & Company, Ltd., the Funds’ independent registered public accounting firm, whose report, along with the Funds’ financial statements, are included in the Funds’ annual report to shareholders, which is available upon request.

VictoryShares US 500 Volatility Wtd ETF
	Year Ended 6/30/23	Year Ended 6/30/22	Year Ended 6/30/21	Year Ended 6/30/20	Year Ended 6/30/19
Net Asset Value, Beginning of Period	$64.27	$71.26	$50.57	$52.46	$49.34
Investment Activities:
Net investment income (loss)(a)	1.08	0.94	0.69	0.77	0.73
Net realized and unrealized gains (losses)	6.95	(6.99)	20.68	(1.88)	3.09
Total from Investment Activities	8.03	(6.05)	21.37	(1.11)	3.82
Distributions to Shareholders from:
Net investment income	(1.10)	(0.94)	(0.68)	(0.78)	(0.70)
Total Distributions	(1.10)	(0.94)	(0.68)	(0.78)	(0.70)
Net Asset Value, End of Period	$71.20	$64.27	$71.26	$50.57	$52.46
Total Return(b)	12.62%	(8.63)%	42.51%	(2.12)%	7.86%
Ratios to Average Net Assets:
Net Expenses(c)	0.35%	0.35%	0.35%	0.35%	0.35%
Net Investment Income (Loss)	1.59%	1.30%	1.13%	1.49%	1.48%
Gross Expenses(c)	0.39%	0.38%	0.39%	0.40%	0.40%
Supplemental Data:
Net Assets at end of period (000's)	$548,224	$533,403	$705,437	$670,005	$731,775
Portfolio Turnover(d)	24%	21%	34%	28%	46%
(a)
Per share net investment income (loss) has been calculated using the average daily shares method.
(b)
Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. Generally Accepted Accounting Principles and could differ from the reported return.
(c)
Does not include acquired fund fees and expenses, if any.
(d)
Excludes impact of in-kind transactions.

VictoryShares US Small Cap Volatility Wtd ETF
	Year Ended 6/30/23	Year Ended 6/30/22	Year Ended 6/30/21	Year Ended 6/30/20	Year Ended 6/30/19
Net Asset Value, Beginning of Period	$56.54	$64.96	$40.22	$45.87	$48.54
Investment Activities:
Net investment income (loss)(a)	0.88	0.86	0.70	0.59	0.63
Net realized and unrealized gains (losses)	4.05	(8.44)	24.76	(5.62)	(2.62)
Total from Investment Activities	4.93	(7.58)	25.46	(5.03)	(1.99)
Distributions to Shareholders from:
Net investment income	(0.88)	(0.84)	(0.72)	(0.62)	(0.68)
Total Distributions	(0.88)	(0.84)	(0.72)	(0.62)	(0.68)
Net Asset Value, End of Period	$60.58	$56.54	$64.96	$40.22	$45.87
Total Return(b)	8.75%	(11.82)%	63.72%	(11.00)%	(4.07)%
Ratios to Average Net Assets:
Net Expenses(c)	0.35%	0.35%	0.35%	0.35%	0.35%
Net Investment Income (Loss)	1.47%	1.33%	1.30%	1.35%	1.36%
Gross Expenses(c)	0.58%	0.58%	0.55%	0.55%	0.46%
Supplemental Data:
Net Assets at end of period (000's)	$27,259	$22,617	$25,986	$16,089	$29,814
Portfolio Turnover(d)	68%	55%	71%	50%	62%
(a)
Per share net investment income (loss) has been calculated using the average daily shares method.
(b)
Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. Generally Accepted Accounting Principles and could differ from the reported return.
(c)
Does not include acquired fund fees and expenses, if any.
(d)
Excludes impact of in-kind transactions.

VictoryShares International Volatility Wtd ETF
	Year Ended 6/30/23	Year Ended 6/30/22	Year Ended 6/30/21	Year Ended 6/30/20	Year Ended 6/30/19
Net Asset Value, Beginning of Period	$36.36	$44.89	$34.63	$38.12	$39.09
Investment Activities:
Net investment income (loss)(a)	1.05	1.20	0.95	0.77	1.17
Net realized and unrealized gains (losses)	3.60	(8.23)	10.25	(3.51)	(1.07)
Total from Investment Activities	4.65	(7.03)	11.20	(2.74)	0.10
Distributions to Shareholders from:
Net investment income	(0.92)	(1.50)	(0.94)	(0.75)	(1.07)
Total Distributions	(0.92)	(1.50)	(0.94)	(0.75)	(1.07)
Net Asset Value, End of Period	$40.09	$36.36	$44.89	$34.63	$38.12
Total Return(b)	12.96%	(16.10)%	32.59%	(7.23)%	0.33%
Ratios to Average Net Assets:
Net Expenses(c)	0.45%	0.45%	0.45%	0.45%	0.45%
Net Investment Income (Loss)	2.80%	2.79%	2.34%	2.12%	3.14%
Gross Expenses(c)	0.64%	0.58%	0.63%	0.64%	0.73%
Supplemental Data:
Net Assets at end of period (000's)	$88,199	$92,713	$116,710	$83,120	$36,215
Portfolio Turnover(d)	30%	32%	45%	41%	53%
(a)
Per share net investment income (loss) has been calculated using the average daily shares method.
(b)
Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. Generally Accepted Accounting Principles and could differ from the reported return.
(c)
Does not include acquired fund fees and expenses, if any.
(d)
Excludes impact of in-kind transactions.

VictoryShares US Large Cap High Div Volatility Wtd ETF
	Year Ended 6/30/23	Year Ended 6/30/22	Year Ended 6/30/21	Year Ended 6/30/20	Year Ended 6/30/19
Net Asset Value, Beginning of Period	$58.02	$56.68	$39.52	$47.03	$45.06
Investment Activities:
Net investment income (loss)(a)	2.04	1.84	1.45	1.58	1.51
Net realized and unrealized gains (losses)	(1.52)	1.30	17.10	(7.44)	1.83
Total from Investment Activities	0.52	3.14	18.55	(5.86)	3.34
Distributions to Shareholders from:
Net investment income	(1.99)	(1.80)	(1.39)	(1.65)	(1.37)
Total Distributions	(1.99)	(1.80)	(1.39)	(1.65)	(1.37)
Net Asset Value, End of Period	$56.55	$58.02	$56.68	$39.52	$47.03
Total Return(b)	0.86%	5.50%	47.74%	(12.78)%	7.59%
Ratios to Average Net Assets:
Net Expenses(c)	0.35%	0.35%	0.35%	0.35%	0.35%
Net Investment Income (Loss)	3.51%	3.06%	3.04%	3.47%	3.33%
Gross Expenses(c)	0.40%	0.40%	0.41%	0.41%	0.42%
Supplemental Data:
Net Assets at end of period (000's)	$361,890	$284,307	$221,056	$193,635	$331,527
Portfolio Turnover(d)	47%	43%	67%	56%	66%
(a)
Per share net investment income (loss) has been calculated using the average daily shares method.
(b)
Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. Generally Accepted Accounting Principles and could differ from the reported return.
(c)
Does not include acquired fund fees and expenses, if any.
(d)
Excludes impact of in-kind transactions.

VictoryShares US Small Cap High Div Volatility Wtd ETF
	Year Ended 6/30/23	Year Ended 6/30/22	Year Ended 6/30/21	Year Ended 6/30/20	Year Ended 6/30/19
Net Asset Value, Beginning of Period	$52.43	$59.95	$36.75	$44.28	$45.96
Investment Activities:
Net investment income (loss)(a)	1.97	1.83	1.85	1.53	1.38
Net realized and unrealized gains (losses)	(1.14)	(7.52)	23.26	(7.47)	(1.74)
Total from Investment Activities	0.83	(5.69)	25.11	(5.94)	(0.36)
Distributions to Shareholders from:
Net investment income	(1.93)	(1.83)	(1.91)	(1.59)	(1.32)
Total Distributions	(1.93)	(1.83)	(1.91)	(1.59)	(1.32)
Net Asset Value, End of Period	$51.33	$52.43	$59.95	$36.75	$44.28
Total Return(b)	1.62%	(9.76)%	69.75%	(13.61)%	(0.70)%
Ratios to Average Net Assets:
Net Expenses(c)	0.35%	0.35%	0.35%	0.35%	0.35%
Net Investment Income (Loss)	3.77%	3.14%	3.51%	3.69%	3.10%
Gross Expenses(c)	0.40%	0.40%	0.42%	0.44%	0.44%
Supplemental Data:
Net Assets at end of period (000's)	$384,979	$270,019	$251,797	$66,142	$75,277
Portfolio Turnover(d)	82%	68%	104%	68%	83%
(a)
Per share net investment income (loss) has been calculated using the average daily shares method.
(b)
Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. Generally Accepted Accounting Principles and could differ from the reported return.
(c)
Does not include acquired fund fees and expenses, if any.
(d)
Excludes impact of in-kind transactions.

VictoryShares International High Div Volatility Wtd ETF
	Year Ended 6/30/23	Year Ended 6/30/22	Year Ended 6/30/21	Year Ended 6/30/20	Year Ended 6/30/19
Net Asset Value, Beginning of Period	$29.16	$32.83	$25.32	$32.43	$33.94
Investment Activities:
Net investment income (loss)(a)	1.59	1.80	1.11	1.02	1.63
Net realized and unrealized gains (losses)	1.77	(3.63)	7.73	(7.13)	(1.48)
Total from Investment Activities	3.36	(1.83)	8.84	(6.11)	0.15
Distributions to Shareholders from:
Net investment income	(1.69)	(1.84)	(1.33)	(1.00)	(1.66)
Total Distributions	(1.69)	(1.84)	(1.33)	(1.00)	(1.66)
Net Asset Value, End of Period	$30.83	$29.16	$32.83	$25.32	$32.43
Total Return(b)	11.99%	(5.92)%	35.49%	(19.22)%	0.58%
Ratios to Average Net Assets:
Net Expenses(c)	0.45%	0.45%	0.45%	0.45%	0.45%
Net Investment Income (Loss)	5.38%	5.57%	3.95%	3.45%	5.06%
Gross Expenses(c)	0.95%	0.85%	0.66%	0.57%	0.59%
Supplemental Data:
Net Assets at end of period (000's)	$16,955	$16,038	$22,978	$62,042	$40,540
Portfolio Turnover(d)	71%	62%	111%	71%	76%
(a)
Per share net investment income (loss) has been calculated using the average daily shares method.
(b)
Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. Generally Accepted Accounting Principles and could differ from the reported return.
(c)
Does not include acquired fund fees and expenses, if any.
(d)
Excludes impact of in-kind transactions.

VictoryShares Dividend Accelerator ETF
	Year Ended 6/30/23	Year Ended 6/30/22	Year Ended 6/30/21	Year Ended 6/30/20	Year Ended 6/30/19
Net Asset Value, Beginning of Period	$41.48	$44.12	$33.14	$32.90	$28.41
Investment Activities:
Net investment income (loss)(a)	0.87	0.70	0.66	0.55	0.48
Net realized and unrealized gains (losses)	4.75	(2.63)	10.95	0.19	4.47
Total from Investment Activities	5.62	(1.93)	11.61	0.74	4.95
Distributions to Shareholders from:
Net investment income	(0.86)	(0.71)	(0.63)	(0.50)	(0.46)
Total Distributions	(0.86)	(0.71)	(0.63)	(0.50)	(0.46)
Net Asset Value, End of Period	$46.24	$41.48	$44.12	$33.14	$32.90
Total Return(b)	13.68%	(4.49)%	35.33%	2.23%	17.60%
Ratios to Average Net Assets:
Net Expenses(c)	0.35%	0.35%	0.35%	0.35%	0.35%
Net Investment Income (Loss)	1.97%	1.55%	1.67%	1.65%	1.57%
Gross Expenses(c)	0.40%	0.39%	0.40%	0.42%	0.59%
Supplemental Data:
Net Assets at end of period (000's)	$251,999	$277,909	$344,154	$235,277	$16,450
Portfolio Turnover(d)	54%	43%	41%	74%	62%
(a)
Per share net investment income (loss) has been calculated using the average daily shares method.
(b)
Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. Generally Accepted Accounting Principles and could differ from the reported return.
(c)
Does not include acquired fund fees and expenses, if any.
(d)
Excludes impact of in-kind transactions.

VictoryShares US Multi-Factor Minimum Volatility ETF
	Year Ended 6/30/23	Year Ended 6/30/22	Year Ended 6/30/21	Year Ended 6/30/20	Year Ended 6/30/19
Net Asset Value, Beginning of Period	$36.75	$38.15	$30.73	$30.87	$27.58
Investment Activities:
Net investment income (loss)(a)	0.76	0.66	0.62	0.70	0.73
Net realized and unrealized gains (losses)	4.01	(1.39)	7.43	(0.14)	3.20
Total from Investment Activities	4.77	(0.73)	8.05	0.56	3.93
Distributions to Shareholders from:
Net investment income	(0.78)	(0.67)	(0.63)	(0.70)	(0.64)
Total Distributions	(0.78)	(0.67)	(0.63)	(0.70)	(0.64)
Net Asset Value, End of Period	$40.74	$36.75	$38.15	$30.73	$30.87
Total Return(b)	13.15%	(2.04)%	26.47%	1.82%	14.47%
Ratios to Average Net Assets:
Net Expenses(c)	0.35%	0.35%	0.35%	0.35%	0.35%
Net Investment Income (Loss)	1.98%	1.66%	1.80%	2.23%	2.50%
Gross Expenses(c)	0.42%	0.41%	0.41%	0.42%	0.48%
Supplemental Data:
Net Assets at end of period (000's)	$124,246	$119,441	$164,065	$155,182	$43,213
Portfolio Turnover(d)	73%	63%	56%	69%	34%
(a)
Per share net investment income (loss) has been calculated using the average daily shares method.
(b)
Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. Generally Accepted Accounting Principles and could differ from the reported return.
(c)
Does not include acquired fund fees and expenses, if any.
(d)
Excludes impact of in-kind transactions.

VictoryShares US 500 Enhanced Volatility Wtd ETF
	Year Ended 6/30/23	Year Ended 6/30/22	Year Ended 6/30/21	Year Ended 6/30/20	Year Ended 6/30/19
Net Asset Value, Beginning of Period	$64.36	$71.28	$51.88	$48.89	$49.30
Investment Activities:
Net investment income (loss)(a)	1.29	0.87	0.70	0.60	0.73
Net realized and unrealized gains (losses)	(1.29)	(6.95)	19.32	3.04	(0.42)
Total from Investment Activities	—(b)	(6.08)	20.02	3.64	0.31
Distributions to Shareholders from:
Net investment income	(1.26)	(0.84)	(0.62)	(0.65)	(0.72)
Net realized gains	(1.41)	—	—	—	—
Total Distributions	(2.67)	(0.84)	(0.62)	(0.65)	(0.72)
Net Asset Value, End of Period	$61.69	$64.36	$71.28	$51.88	$48.89
Total Return(c)	(0.12)%	(8.67)%	38.78%	7.49%	0.69%
Ratios to Average Net Assets:
Net Expenses(d)	0.35%	0.35%	0.35%	0.35%	0.35%
Net Investment Income (Loss)	2.00%	1.20%	1.13%	1.20%	1.51%
Gross Expenses(d)	0.39%	0.38%	0.39%	0.40%	0.40%
Supplemental Data:
Net Assets at end of period (000's)	$669,367	$891,353	$937,341	$609,613	$828,729
Portfolio Turnover(e)	271%(f)	101%(g)	34%	56%	116%(g)
(a)
Per share net investment income (loss) has been calculated using the average daily shares method.
(b)
Amount is less than $0.005 per share.
(c)
Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. Generally Accepted Accounting Principles and could differ from the reported return.
(d)
Does not include acquired fund fees and expenses, if any.
(e)
Excludes impact of in-kind transactions.
(f)
Increased trading levels in a given year reflect additional portfolio transactions required to track the “enhanced volatility” methodology of the Fund’s underlying index. The Fund expects trading levels to be lower during periods of lower market volatility.
(g)
Portfolio turnover increased significantly due to changes in the volume and timing of purchases and sales of portfolio holdings during the year.

VictoryShares US EQ Income Enhanced Volatility Wtd ETF
	Year Ended 6/30/23	Year Ended 6/30/22	Year Ended 6/30/21	Year Ended 6/30/20	Year Ended 6/30/19
Net Asset Value, Beginning of Period	$66.11	$64.57	$46.58	$45.54	$46.29
Investment Activities:
Net investment income (loss)(a)	2.18	2.14	1.56	1.39	1.46
Net realized and unrealized gains (losses)	(8.47)	1.42(b)	17.87	1.09	(0.80)
Total from Investment Activities	(6.29)	3.56	19.43	2.48	0.66
Distributions to Shareholders from:
Net investment income	(2.18)	(2.02)	(1.44)	(1.44)	(1.41)
Total Distributions	(2.18)	(2.02)	(1.44)	(1.44)	(1.41)
Net Asset Value, End of Period	$57.64	$66.11	$64.57	$46.58	$45.54
Total Return(c)	(9.69)%	5.49%	42.31%	5.49%	1.52%
Ratios to Average Net Assets:
Net Expenses(d)	0.35%	0.35%	0.35%	0.35%	0.35%
Net Investment Income (Loss)	3.47%	3.13%	2.80%	3.02%	3.22%
Gross Expenses(d)	0.38%	0.39%	0.40%	0.40%	0.40%
Supplemental Data:
Net Assets at end of period (000's)	$1,585,204	$1,907,396	$916,846	$565,892	$696,814
Portfolio Turnover(e)	333%(f)	41%	65%(g)	116%	143%(h)
(a)
Per share net investment income (loss) has been calculated using the average daily shares method.
(b)
The amount shown reflects a net realized and unrealized gain per share, whereas the Statement of Operations reflected a net realized and unrealized loss for the period for the Fund in total. The difference in realized and unrealized gains and losses for the Fund versus the class is due to the timing of sales and repurchases of the class in relation to fluctuating market values during the period.
(c)
Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. Generally Accepted Accounting Principles and could differ from the reported return.
(d)
Does not include acquired fund fees and expenses, if any.
(e)
Excludes impact of in-kind transactions.
(f)
Portfolio turnover increased significantly due to tactical rebalances.
(g)
Increased trading levels in a given year reflect additional portfolio transactions required to track the “enhanced volatility” methodology of the Fund’s underlying index. The Fund expects trading levels to be lower during periods of lower market volatility.
(h)
Portfolio turnover increased significantly due to changes in the volume and timing of purchases and sales of portfolio holdings during the year.

VictoryShares US Discovery Enhanced Volatility Wtd ETF
	Year Ended 6/30/23	Year Ended 6/30/22	Year Ended 6/30/21	Year Ended 6/30/20	Year Ended 6/30/19
Net Asset Value, Beginning of Period	$55.06	$60.55	$39.16	$37.80	$47.41
Investment Activities:
Net investment income (loss)(a)	1.26	0.69	0.62	0.44	0.64
Net realized and unrealized gains (losses)	(3.10)	(5.48)	21.38	1.42	(9.61)
Total from Investment Activities	(1.84)	(4.79)	22.00	1.86	(8.97)
Distributions to Shareholders from:
Net investment income	(1.15)	(0.70)	(0.61)	(0.50)	(0.64)
Total Distributions	(1.15)	(0.70)	(0.61)	(0.50)	(0.64)
Net Asset Value, End of Period	$52.08	$55.06	$60.55	$39.16	$37.80
Total Return(b)	(3.37)%	(8.00)%	56.47%	5.00%	(19.04)%
Ratios to Average Net Assets:
Net Expenses(c)	0.35%	0.35%	0.35%	0.35%	0.35%
Net Investment Income (Loss)	2.32%	1.15%	1.22%	1.19%	1.48%
Gross Expenses(c)	0.44%	0.45%	0.46%	0.47%	0.42%
Supplemental Data:
Net Assets at end of period (000's)	$78,120	$71,578	$63,572	$37,203	$92,614
Portfolio Turnover(d)	429%(e)	64%	70%(f)	232%	398%(g)
(a)
Per share net investment income (loss) has been calculated using the average daily shares method.
(b)
Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. Generally Accepted Accounting Principles and could differ from the reported return.
(c)
Does not include acquired fund fees and expenses, if any.
(d)
Excludes impact of in-kind transactions.
(e)
Portfolio turnover increased significantly due to tactical rebalances.
(f)
Increased trading levels in a given year reflect additional portfolio transactions required to track the “enhanced volatility” methodology of the Fund’s underlying index. The Fund expects trading levels to be lower during periods of lower market volatility.
(g)
Portfolio turnover increased significantly due to changes in the volume and timing of purchases and sales of portfolio holdings during the year.

VictoryShares Developed Enhanced Volatility Wtd ETF
	Year Ended 6/30/23	Year Ended 6/30/22	Year Ended 6/30/21	Year Ended 6/30/20	Year Ended 6/30/19
Net Asset Value, Beginning of Period	$29.46	$34.19	$26.92	$32.10	$33.79
Investment Activities:
Net investment income (loss)(a)	0.91	0.72	0.66	0.52	0.85
Net realized and unrealized gains (losses)	1.27	(4.45)	7.26	(5.14)	(1.59)
Total from Investment Activities	2.18	(3.73)	7.92	(4.62)	(0.74)
Distributions to Shareholders from:
Net investment income	(0.74)	(1.00)	(0.65)	(0.56)	(0.95)
Total Distributions	(0.74)	(1.00)	(0.65)	(0.56)	(0.95)
Net Asset Value, End of Period	$30.89	$29.46	$34.19	$26.92	$32.10
Total Return(b)	7.43%	(11.20)%	29.63%	(14.55)%	(2.16)%
Ratios to Average Net Assets:
Net Expenses(c)	0.45%	0.45%	0.45%	0.45%	0.45%
Net Investment Income (Loss)	2.96%	2.17%	2.16%	1.69%	2.63%
Gross Expenses(c)	0.91%	0.81%	0.88%	0.65%	0.56%
Supplemental Data:
Net Assets at end of period (000's)	$47,886	$35,349	$42,742	$48,455	$110,746
Portfolio Turnover(d)	320%(e)	37%	55%	33%	154%(f)
(a)
Per share net investment income (loss) has been calculated using the average daily shares method.
(b)
Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. Generally Accepted Accounting Principles and could differ from the reported return.
(c)
Does not include acquired fund fees and expenses, if any.
(d)
Excludes impact of in-kind transactions.
(e)
Portfolio turnover increased significantly due to tactical rebalances.
(f)
Portfolio turnover increased significantly due to changes in the volume and timing of purchases and sales of portfolio holdings during the year.

VictoryShares Nasdaq Next 50 ETF
	Year Ended 6/30/23	Year Ended 6/30/22	9/10/20(a) through 6/30/21
Net Asset Value, Beginning of Period	$23.12	$34.33	$25.45
Investment Activities:
Net investment income (loss)(b)	0.18	0.12	0.12
Net realized and unrealized gains (losses)	3.16	(11.20)	8.85
Total from Investment Activities	3.34	(11.08)	8.97
Distributions to Shareholders from:
Net investment income	(0.23)	(0.13)	(0.09)
Total Distributions	(0.23)	(0.13)	(0.09)
Net Asset Value, End of Period	$26.23	$23.12	$34.33
Total Return(c),(d)	14.48%	(32.34)%	35.26%
Ratios to Average Net Assets:
Net Expenses(e),(f)	0.18%	0.18%	0.18%
Net Investment Income (Loss)(e)	0.74%	0.40%	0.46%
Gross Expenses(e),(f)	0.29%	0.31%	0.30%
Supplemental Data:
Net Assets at end of period (000's)	$97,693	$95,364	$148,467
Portfolio Turnover(c),(g)	63%	95%	68%
(a)
Commencement of operations.
(b)
Per share net investment income (loss) has been calculated using the average daily shares method.
(c)
Not annualized for periods less than one year.
(d)
Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. Generally Accepted Accounting Principles and could differ from the reported return.
(e)
Annualized for periods less than one year.
(f)
Does not include acquired fund fees and expenses, if any.
(g)
Excludes impact of in-kind transactions.

Appendix

The Exchange
Shares are not sponsored, endorsed, or promoted by the Exchange. The Exchange makes no representation or warranty, express or implied, to the owners of the shares or any member of the public regarding the ability of the Funds to track the total return performance of their respective Index or the ability of each Index identified herein to track stock market performance. The Exchange is not responsible for, nor has it participated in, the determination of the compilation or the calculation of each Index, nor in the determination of the timing of, prices of, or quantities of the shares to be issued, nor in the determination or calculation of the equation by which the shares are redeemable. The Exchange has no obligation or liability to owners of the shares in connection with the administration, marketing, or trading of the shares.
The Exchange does not guarantee the accuracy and/or the completeness of each Index or the data included therein. The Exchange makes no warranty, express or implied, as to results to be obtained by the Trust on behalf of the Funds', owners of the shares, or any other person or entity from the use of each Index or the data included therein.
The Exchange makes no express or implied warranties, and hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to the Index or the data included therein. Without limiting any of the foregoing, in no event shall the Exchange have any liability for any lost profits or indirect, punitive, special, or consequential damages even if notified of the possibility thereof.
Nasdaq Indexes
Several of the Funds utilize an index that has been created and maintained by Nasdaq, Inc. None of these Funds are sponsored, endorsed, sold or promoted by Nasdaq, Inc. or its affiliates (Nasdaq, Inc., with its affiliates, are referred to as the “Corporations”). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of descriptions and disclosures relating to, the Funds. The Corporations make no representation or warranty, express or implied to the owners of the Funds or any member of the public regarding the advisability of investing in securities generally or in the Funds particularly, or the ability of the Indexes to track general stock market performance. The Corporations’ only relationship to the Adviser (“Licensee”) is in the licensing of the Nasdaq® and certain trade names of the Corporations and the use of the Indexes which is determined, composed and calculated by Nasdaq, Inc. without regard to Licensee or the Funds. Nasdaq, Inc. has no obligation to take the needs of the Licensee or the owners of the Funds into consideration in determining, composing or calculating the Indexes. The Corporations are not responsible for and have not participated in the determination of the timing of, prices at, or quantities of the Funds to be issued or in the determination or calculation of the equation by which the Funds is to be converted into cash. The Corporations have no liability in connection with the administration, marketing or trading of the Funds.
The Corporations do not guarantee the accuracy and/or uninterrupted calculation of the Indexes or any data included therein. The Corporations make no warranty, express or implied, as to results to be obtained by licensee, owners of the funds, or any other person or entity from the use of the Indexes or any data included therein. The corporations make no express or implied warranties, and expressly disclaim all warranties of merchantability or fitness for a particular purpose or use with respect to the Indexes or any data included therein. Without limiting any of the foregoing, in no event shall the Corporations have any liability for any lost profits or special, incidental, punitive, indirect, or consequential damages, even if notified of the possibility of such damages.

VS-ETF-PRO (11/23)
By mail:
VictoryShares
4900 Tiedeman Road, 4th Floor
Brooklyn, OH 44144

4900 Tiedeman Road,
4th Floor
Brooklyn, OH 44144
Statement of Additional Information (SAI): The SAI contains more information about the Funds' operations, investment restrictions, policies, and practices. The SAI is incorporated by reference into this Prospectus, which means that it is legally part of this Prospectus, even if you do not request a copy.
Annual and Semi Annual Reports: Annual and semi annual reports contain more information about the Funds' investments and the market conditions and investment strategies that significantly affected the Funds' performance during the most recent fiscal period.
How to Obtain Information: You may obtain a free copy of the SAI or annual and semi annual reports, and ask questions about the Funds or your accounts, online at VictorySharesLiterature.com, by contacting the Funds at the following address or telephone number, or by contacting your financial intermediary.
By telephone:
Call VictoryShares at
866-376-7890
You also can get information about the Funds (including the SAI and other reports) from the Securities and Exchange Commission (SEC) on the SEC’s Edgar database at sec.gov, or after paying a duplicating fee, by electronic request sent to the following e-mail address: publicinfo@sec.gov.
Investment Company Act File Number 811-22696

November 1, 2023
Prospectus
VictoryShares WestEnd U.S. Sector ETF (MODL)
Listed and traded on:
The Nasdaq Stock Market LLC
The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.
VictorySharesLiterature.com
866-376-7890

VictoryShares WestEnd U.S. Sector ETF Summary
Investment Objective
The VictoryShares WestEnd U.S. Sector ETF (the “Fund”) seeks to provide long-term capital appreciation.
Fund Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Shareholder Fees (paid directly from your investment)	None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.40%
Other Expenses	0.27%
Total Annual Fund Operating Expenses	0.67%
Fee Waiver/Expense Reimbursement[1]	(0.21)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement[1]	0.46%
1
Victory Capital Management Inc. (the “Adviser”) has contractually agreed to waive its management fee and/or reimburse expenses so that the total annual fund operating expenses (excluding certain items such as Acquired Fund Fees and Expenses, interest, taxes, and brokerage commissions) do not exceed 0.46% through at least October 31, 2024. The Adviser is permitted to recoup advisory fees waived and expenses reimbursed for up to three years after the date of the waiver or reimbursement, subject to the lesser of any operating expense limits in effect at the time of (a) the original waiver or expense reimbursement; or (b) the recoupment, after giving effect to the recoupment amount. This agreement may only be terminated by the Fund’s Board of Trustees.
Example:
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that (1) you invest $10,000 in the Fund for the time periods indicated and then sell or continue to hold all of your shares at the end of the period, (2) your investment has a 5% return each year, and (3) the Fund’s operating expenses remain the same. The amounts shown reflect any fee waiver/expense reimbursement in place through its expiration date. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$47	$193	$352	$815
Portfolio Turnover:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover will generally indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund’s performance.During the most recent fiscal period, the Fund’s portfolio turnover rate was 43% of the average value of its portfolio.
1

VictoryShares WestEnd U.S. Sector ETF Summary
Principal Investment Strategy
The Fund, under normal circumstances, invests at least 80% of its assets in U.S. equity securities of companies of any market capitalization size (e.g., small-, mid-, or large-cap) that are classified in one or more of the following sectors published by The Global Industry Classification Standard (“GICS®”): (1) Communication Services; (2) Consumer Discretionary; (3) Consumer Staples; (4) Energy; (5) Financials; (6) Health Care; (7) Industrials; (8) Information Technology; (9) Materials; (10) Real Estate; and (11) Utilities (“GICS® Sectors”). GICS® is an independent, industry classification system that assigns classifications based on an issuer’s primary business activity. The Fund may invest up to 10% of its assets in the shares of exchange-traded funds (“ETFs”) that primarily invest in U.S. equity securities of companies that are classified in one or more GICS® Sectors. The Fund’s investments in an ETF will count toward its “80%” policy to the extent that, at the time of purchase of the shares of the ETF, the ETF invests 80% or more of its assets in U.S. equity securities of companies that are classified in one or more GICS® Sectors. A security will be deemed to be economically tied to the United States if one or more of the following tests are met: (i) the company is organized in, or its primary business office or principal trading market of its equity is located in the United States, (ii) a majority of the company’s revenues are derived from the United States or (iii) a majority of the company’s assets are located in the United States.
Victory Capital Management Inc. (the “Adviser”) serves as the Fund’s investment adviser. WestEnd Advisors, LLC (“WestEnd”), an investment franchise of the Adviser, is responsible for the day-to-day investment management of the Fund.
In selecting securities for the Fund, WestEnd analyzes how the overall economy, including the markets, businesses, consumers, and governments behave. It then examines economy-wide factors such as interest rates, inflation, price levels, rates of economic growth, national income, domestic product, and unemployment, among others. We refer to these factors as “macroeconomic” factors. Using this investment approach, WestEnd seeks to achieve favorable returns by investing in GICS® Sectors (or avoiding investments in particular sectors) based on its evaluation of these macroeconomic factors.
After identifying the broad macroeconomic factors that affect each GICS® Sector, WestEnd seeks to identify those economic conditions that may lead to higher profits, revenues, or growth for companies in particular GICS® Sectors. WestEnd allocates the Fund’s investments in particular sectors that it believes will most benefit from those economic conditions. Similarly, it avoids investments in particular sectors when it believes that those sectors are less likely to benefit from those conditions. We refer to this process as “top-down” analysis.
While the Fund may at any given time have significant investments in any one or more of the GICS® Sectors, as of the date of this Prospectus, the Fund expects that it will have significant investments in the Health Care and Information Technology GICS® Sectors. Depending on its market analysis, the Adviser may change its sector allocations at any time.
WestEnd invests in individual equity securities by selecting companies within each targeted GICS® Sector held in the Victory US Large Cap 500 Index, weighted in proportion to their index weight. The Victory US Large Cap 500 index is an unmanaged market-cap weighted index that consists of the largest 500 U.S. equity securities with readily available price data. Securities are sold when a targeted GICS® Sector has been eliminated or reduced from the sector model. Securities may also be sold as a result of being reduced or eliminated from the Victory US Large Cap 500 Index.
Principal Risks of Investing in the Fund
The Fund’s investments are subject to the following principal risks:
Equity Securities Risk — The value of the equity securities in which the Fund invests may decline in response to developments affecting individual companies and/or general economic conditions in the United States or abroad. A company's earnings or dividends may not increase as expected (or may
2

VictoryShares WestEnd U.S. Sector ETF Summary
decline) because of poor management, competitive pressures, reliance on particular suppliers or geographical regions, labor problems or shortages, corporate restructurings, fraudulent disclosures, man-made or natural disasters, military confrontations or wars, terrorism, public health crises, or other events, conditions, and factors. Price changes may be temporary or last for extended periods.
Sector Focus Risk — While the Fund reserves the right to dynamically allocate its assets across economic sectors, listed below are some of the risks associated with the sectors in which the Fund may make significant investments. Market or economic factors impacting those sectors could have a significant effect on the value of the Fund’s investments and could make the Fund’s performance more volatile.
◼
Health Care Sector Risk — Companies in the health care sector may be adversely affected by extensive government regulation, restrictions on government reimbursement for medical expenses, rising or falling costs of medical products and services, pricing pressure, an increased emphasis on outpatient services, limited number of products, product obsolescence, industry innovation, changes in technologies, and other market developments. Companies in the health care sector are heavily dependent on patent protection and the expiration of patents may adversely affect these companies. Many of these companies are subject to extensive litigation based on product liability and similar claims. These companies are subject to competitive forces that may make it difficult to raise prices.
◼
Information Technology Sector Risk — Companies in the information technology sector face intense competition, both domestically and internationally. These companies may be smaller or newer and may have limited product lines, markets, financial resources, or personnel. The products of companies in the information technology sector may face product obsolescence due to rapid technological developments and frequent new product introduction, unpredictable changes in growth rates, and competition for the services of qualified personnel. These companies may be developing or marketing new products or services for which markets are not yet established and may never become established.
◼
Industrials Sector Risk — Companies in the industrials sector are affected by supply and demand both for their specific product or service and for industrials sector products in general. Government regulation, world events and economic conditions also affect the performance of investments in such issuers. Aerospace and defense companies, a component of the industrials sector, can be significantly affected by government spending policies. Transportation companies may experience occasional sharp price movements which may result from changes in the economy, fuel prices, labor agreements, and insurance costs.
◼
Communication Services Sector Risk — Companies in the communication services sector may be dominated by a small number of companies which may lead to additional volatility. These companies are particularly vulnerable to the potential obsolescence of products and services due to technological advances, social media trends and the innovation of competitors. Companies in the communication services sector may also be affected by other competitive pressures, such as pricing competition, as well as research and development costs, substantial capital requirements, and government regulation. Fluctuating domestic and international demand, shifting demographics, and often unpredictable changes in consumer demand can drastically affect a communication services company's profitability. Compliance with governmental regulations, delays or failure to receive regulatory approvals, or the enactment of new regulatory requirements may negatively affect the business of telecommunication services companies.
◼
Consumer Discretionary Sector Risk — Companies in the consumer discretionary sector are subject to the risk that their products or services may become obsolete quickly. The success of these companies can depend heavily on disposable household income and consumer spending
3

VictoryShares WestEnd U.S. Sector ETF Summary
and may be adversely affected by changes in consumer spending as a result of world events, political and economic conditions, commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources, and labor relations.
◼
Consumer Staples Sector Risk — Companies in the consumer staples sector may be affected by general economic conditions, commodity production and pricing, consumer confidence and spending, consumer preferences, interest rates, and product cycles. They are subject to government regulation affecting their products, which may negatively impact such companies' performance. Consumer staples companies depend heavily on disposable household income and consumer spending and may be adversely affected by changes impacting consumer spending. Companies in the consumer staples sector have historically been characterized as non-cyclical in nature and therefore less volatile.
◼
Energy Sector Risk — Companies operating in the energy sector may be cyclical and highly dependent on energy prices. They may be adversely impacted by general economic conditions, worldwide demand, political instability in the regions that the companies operate, government regulation stipulating rates charged by utilities, interest rate sensitivity, oil and other energy price volatility, energy conservation efforts, environmental policies, depletion of resources, the cost of providing the specific utility services, and other factors that they cannot control. Companies in this sector may be subject to substantial government regulation and contractual fixed pricing. In addition, these companies are at risk of civil liability from accidents resulting in injury, loss of life or property, pollution or other environmental damage claims, and risk of loss from terrorism and natural disasters.
◼
Financials Sector Risk — Companies in the financials sector are subject to extensive government regulation, which can limit both the amounts and types of loans and other financial commitments that companies in this sector can make, and the interest rates and fees that these companies can charge. Profitability can be largely dependent on the availability and cost of capital and the rate of corporate and consumer debt defaults, and can fluctuate significantly when interest rates change. Financial difficulties of borrowers can negatively affect the financials sector. Insurance companies can be subject to severe price competition. The financials sector can be subject to relatively rapid change as distinctions between financial service segments become increasingly blurred.
◼
Materials Sector Risk — Companies in the materials sector may be adversely affected by the level and volatility of commodity prices, exchange rates, import controls, increased competition, environmental policies, consumer demand, and events occurring in nature. Performance of such companies may be affected by factors including, among others, that at times worldwide production of industrial materials has exceeded demand as a result of over-building or economic downturns, leading to poor investment returns or losses. Other risks may include liabilities for environmental damage and general civil liabilities, depletion of resources, and mandated expenditures for safety and pollution control. The materials sector may also be affected by economic cycles, rising interest rates, high inflation, technical progress, labor relations, legislative or regulatory changes, local and international politics, and adverse market conditions.
◼
Real Estate Sector Risk — Companies in the real estate sector, including real estate investment trusts (“REITs”), are subject to the risks associated with investing in real estate, which may include, but are not limited to, possible declines in the value of real estate, adverse changes in national, state, or local real estate conditions, obsolescence of properties, changes in the availability, cost and terms of mortgage funds (including changes in interest rates), the impact of changes in environmental laws, overbuilding in a real estate company’s market, and environmental problems. The real estate sector is particularly sensitive to economic downturns and changes to interest rates.
4

VictoryShares WestEnd U.S. Sector ETF Summary
◼
Utilities Sector Risk — Companies in the utilities sector may be adversely affected by supply and demand, operating costs, government regulation, environmental factors, liabilities for environmental damage and general civil liabilities, and rate caps or rate changes. The value of regulated utility equity securities may tend to have an inverse relationship to the movement of interest rates. In addition, natural disasters, terrorist attacks, government intervention or other factors may render a utility company's equipment unusable or obsolete and negatively impact these companies. Certain utility companies have experienced full or partial deregulation in recent years. These utility companies are frequently more similar to companies in the industrial sector. The utilities sector also can be significantly affected by financing difficulties, changes in taxation, natural resource conservation, and commodity price fluctuations.
Market Risk — Overall market risks may affect the value of the Fund. Domestic and international factors such as political events, war, terrorism, trade disputes, inflation rates, interest rate levels, and other fiscal and monetary policy changes; cybersecurity incidents, pandemics, and other public health crises; sanctions against a particular foreign country, its nationals, businesses, or industries; and related geopolitical events, as well as environmental disasters such as earthquakes, fires, and floods, or other catastrophes, may add to instability in global economies and markets generally, and may lead to increased market volatility. Global economies and financial markets are highly interconnected, which increases the possibility that conditions in one country or region might adversely affect issuers in another country or region. The impact of these and other factors may be short-term or may last for extended periods.
Investing in Other ETFs — ETFs, which generally are registered investment companies, incur their own management and other fees and expenses, such as trustees' fees, operating expenses, registration fees, and marketing expenses, a proportionate share of which will be borne indirectly by the Fund as a shareholder of an ETF. As a result, the Fund's investments in an ETF will cause the Fund to indirectly bear the fees and expenses of the ETF and, in turn, the Fund's performance may be lower than if the Fund were to invest directly in the underlying securities held by the ETF. In addition, the Fund bears all risks of investment strategies employed by ETFs in which it invests. The Fund does not control the investments of these ETFs, which may have different investment objectives and may engage in investment strategies that the Fund would not engage in directly. ETFs may trade in the secondary market (i.e., on a stock exchange) at prices below the value of their underlying portfolios and may not be liquid. An ETF that is not actively managed cannot sell poorly performing stocks or other assets as long as they are represented in its index or other benchmark. ETFs that track an index are subject to tracking error risk (the risk of errors in matching the ETF's underlying assets to its index or other benchmark).
Limited History of Operations — The Fund is new and, therefore, has a limited history of operations for investors to evaluate.
Large Shareholder Risk — Certain large shareholders, including other funds advised by the Adviser, may from time to time own a substantial amount of the Fund’s shares. The actions by one shareholder or multiple shareholders may have an impact on the Fund and, therefore, indirectly on other shareholders. Shareholder purchase and redemption activity may affect the per share amount of the Fund’s distributions of its net investment income and net realized capital gains, if any, thereby affecting the tax burden on the Fund’s shareholders subject to federal income tax. To the extent a larger shareholder (including, for example, an affiliated fund that operates as a fund-of-funds or 529 college savings plan) is permitted to invest in the Fund, the Fund may experience large inflows or outflows of cash from time to time. This activity could magnify these adverse effects on the Fund.
Limited Portfolio Holdings Risk — To the extent the Fund invests its assets in a limited number of sectors, a decline in the market value of companies within that sector may affect the Fund’s value more than if the Fund invested in a larger number of sectors. Although the Fund may invest in any number of securities within a particular sector without limitation, to the extent the Fund invests a
5

VictoryShares WestEnd U.S. Sector ETF Summary
large portion of its assets in a small number of holdings, it may be more susceptible to the economic or credit risks of such holdings than a fund that invests in a larger number of holdings.
Exchange-Traded Fund (“ETF”) Structure Risk — The Fund is structured as an ETF and, as a result, is subject to special risks, including:
◼
Not Individually Redeemable — The Fund’s shares are not individually redeemable and may be redeemed by the Fund at its net asset value per share (“NAV”) only in large blocks known as Creation Units. The Fund may incur brokerage costs purchasing enough shares to constitute a Creation Unit. Alternatively, the Fund may redeem your shares by selling them on the secondary market at prevailing market prices.
◼
Trading Issues — Trading in shares on the exchange operated by Nasdaq Stock Market LLC (the “Exchange”) may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in shares inadvisable, such as extraordinary market volatility. There can be no assurance that shares will continue to meet the listing requirements of the Exchange. There is no guarantee that an active secondary market will develop for the shares. In stressed market conditions, authorized participants may be unwilling to participate in the creation/redemption process, particularly if the market for shares becomes less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings, which may lead to widening of bid-ask spreads and differences between the market price of the shares and the underlying value of those shares.
◼
Market Price Variance Risk — The market prices of shares will fluctuate in response to changes in NAV and supply and demand for shares and will include a bid-ask spread charged by the exchange specialists, market makers, or other participants that trade the particular security. There may be times when the market price and the NAV vary significantly, particularly in times of market stress. This means that shares may trade at a premium or discount to NAV and bid-ask spreads may widen.
◼
Authorized Participants Concentration Risk — A limited number of financial institutions may be responsible for all or a significant portion of the creation and redemption activity for the Fund. If these firms exit the business or are unable or unwilling to process creation and/or redemption orders, shares may trade at a premium or discount to NAV and bid-ask spreads may widen.
◼
Intraday Indicative Value (“IIV”) Risk — The Exchange intends to disseminate the approximate per share value of the Fund’s published basket of securities (“Deposit Securities”) every 15 seconds (the “intraday indicative value” or “IIV”). The IIV is not a real-time update of the NAV per share of the Fund because the IIV may not be calculated in the same manner as the NAV. For example, the calculation of the NAV may be subject to fair valuation at different prices than those used in the calculations of the IIV and, unlike the calculation of NAV, the IIV does not take into account Fund expenses. The IIV calculations are based on local market prices and may not reflect events that occur subsequent to the local market’s close which could affect premiums and discounts between the IIV and the market price of the shares. In addition, the IIV is based on the published Deposit Securities and not on the Fund’s actual holdings.
◼
Tax-Efficiency Risk — Redemptions of shares may be effected for cash, rather than in kind, which means that the Fund may need to sell portfolio securities in order to complete an in-cash redemption, and may recognize net gains on these sales. As a result, investments in the shares may be less tax-efficient than investments in ETFs that redeem solely or principally in kind, and the Fund may pay out higher annual capital gain distributions than if the in-kind redemption process was used.
Rebalancing Risk — In purchasing and selling securities to rebalance its portfolio, the Fund will pay more in brokerage commissions than it would without a rebalancing policy. As a result of the need to rebalance, the Fund also has less flexibility in the timing of purchases and sales of securities than it would otherwise, and the rebalancing may result in high portfolio turnover. While we will attempt to
6

VictoryShares WestEnd U.S. Sector ETF Summary
minimize any adverse impact to the Fund or its shareholders, the Fund may have a higher proportion of capital gains and a lower return than a fund that does not have a rebalancing policy. Errors in index data, index computations or the construction of the index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders.
Portfolio Turnover Risk — Higher portfolio turnover ratios resulting from active and frequent trading may result in higher transaction costs, may adversely affect the Fund’s performance and may generate a greater amount of capital gain distributions to shareholders than if the Fund had a low portfolio turnover rate.
Management Risk — The Fund is actively managed. The Adviser’s judgments about a particular security, markets, or investment strategy may prove to be incorrect and may cause the Fund to incur losses. There can be no assurance that the Adviser’s investment techniques and decisions will produce the desired results.
You may lose money by investing in the Fund. There is no guarantee that the Fund will achieve its objective. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
By itself, the Fund does not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to weather changes in the value of their investment.
Investment Performance
No performance information is presented since the Fund does not yet have a full calendar year of performance. Performance data for the Fund is available online at vcm.com or by calling 1-866-376-7890. A fund’s performance is not necessarily an indication of how that fund will perform in the future.
Management of the Fund
Investment Adviser
Victory Capital Management Inc. (the “Adviser”) serves as the Fund’s investment adviser. The portfolio managers jointly and primarily responsible for day-to-day management of the Fund are members of the Adviser's WestEndinvestment franchise.
Portfolio Management
	Title	Tenure with the Fund
Fitz Porter, CFA	Portfolio Manager	Since October 2022
Ned Durden	Portfolio Manager	Since October 2022
Ty Peebles, CFA, CPA	Portfolio Manager	Since October 2022
Purchase and Sale of Fund Shares
The Fund will issue and redeem shares at NAV only in large blocks of 10,000 shares (each block of shares is called a “Creation Unit”). Creation Units are issued and redeemed for cash and/or in-kind for securities by Authorized Participants (“APs”) that have entered into agreements with the Fund’s distributor. Except when aggregated in Creation Units, shares are not redeemable securities of the Fund.
Shares of the Fund are listed for trading on the Exchange. Individual shares may only be purchased and sold in the secondary market through a broker or dealer at a market price. Because shares of the Fund trade at market prices rather than NAV, shares may trade at a price that is greater than (a premium), at, or less than (a discount) NAV. An investor may incur costs attributable to the difference
7

VictoryShares WestEnd U.S. Sector ETF Summary
between the highest price a buyer is willing to pay to purchase shares (bid) and the lowest price a seller is willing to accept for shares (ask) when buying or selling shares in the secondary market (the “bid-ask spread”).
For recent information about the Fund, including the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, visit vcm.com.
Tax Information
The Fund’s distributions generally are taxable as ordinary income, qualified dividend income, or capital gains. A sale of shares may result in a capital gain or loss.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares through an account maintained by a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
8

Additional Fund Information

The VictoryShares WestEnd U.S. Sector ETF (the “Fund”) is organized as an exchange-traded fund (“ETF”).
This and the following sections describe additional information about the principal investment strategies that the Fund will use under normal market conditions to pursue its investment objective, as well as any secondary strategies the Fund may use, and the related risks. This Prospectus does not attempt to describe all of the various investment techniques and types of investments that the Adviser may use in managing the Fund. The Fund’s Statement of Additional Information (“SAI”) includes more information about the Fund, its investments, and the related risks.
The Fund’s investment objective is non-fundamental. The Fund, under normal circumstances, invests at least 80% of its assets in U.S. equity securities of companies of any market capitalization size (e.g., small-, mid-, or large-cap) that are classified in one or more GICS® Sectors. This 80% policy of the Fund is non-fundamental. The Board of Trustees may change this policy without shareholder approval upon at least 60 days’ prior written notice to shareholders. For purposes of the Fund’s 80% investment policy, “assets” means the Fund’s net assets plus the amount of any borrowings for investment purposes, exclusive of collateral held from securities lending.
The following sectors are published by The Global Industry Classification Standard (“GICS®”): (1) Communication Services; (2) Consumer Discretionary; (3) Consumer Staples; (4) Energy; (5) Financials; (6) Health Care; (7) Industrials; (8) Information Technology; (9) Materials; (10) Real Estate; and (11) Utilities (“GICS® Sectors”). GICS® is an independent, industry classification system that assigns classifications based on an issuer’s primary business activity. The Fund may invest up to 10% of the Fund’s assets in the shares of exchange-traded funds (“ETFs”) that primarily invest in U.S. equity securities of companies that are classified in one or more GICS® Sectors. The Fund’s investments in an ETF will count toward its “80%” policy to the extent that, at the time of purchase of the shares of the ETF, the ETF invests 80% or more of its assets in U.S. equity securities of companies that are classified in one or more GICS® Sectors. A security will be deemed to be economically tied to the United States if one or more of the following tests are met: (i) the company is organized in, or its primary business office or principal trading market of its equity is located in the United States, (ii) a majority of the company's revenues are derived from the United States, or (iii) a majority of the company’s assets are located in the United States.
The Adviser serves as the Fund’s investment adviser. WestEnd, an investment franchise of the Adviser, is responsible for the day-to-day investment management of the Fund.
In selecting securities for the Fund, WestEnd analyzes how the overall economy, including the markets, businesses, consumers, and governments behave. It then examines economy-wide factors, such as interest rates, inflation, price levels, rates of economic growth, national income, domestic product, and unemployment, among others. We refer to these factors as “macroeconomic” factors. Using this investment approach, WestEnd seeks to achieve favorable returns by investing in GICS® Sectors (or avoiding investments in particular sectors) based on its evaluation of these macroeconomic factors.
After identifying the broad macroeconomic factors that affect each GICS® Sector, WestEnd seeks to identify those economic conditions that may lead to higher profits, revenues, or growth for companies in particular GICS® Sectors. WestEnd allocates the Fund’s investments in particular sectors that it believes will most benefit from those economic conditions. Similarly, it avoids investments in particular sectors when it believes that those sectors are less likely to benefit from those conditions. We refer to this process as “top-down” analysis.
WestEnd continuously monitors the macroeconomic factors affecting the economy, and will increase or decrease its exposure to a particular GICS® Sector according to changes in economic conditions that affect those GICS® Sectors. WestEnd believes that by monitoring the performance of each GICS® Sector
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Additional Fund Information

over each economic cycle, it can establish patterns that it can use to predict how companies within a particular GICS® Sector will perform in different cycles of the economy. WestEnd believes that patterns of relative sector performance that tend to play out over the economic cycle can be harnessed to anticipate sector outperformance.
The investment selection process is designed to balance the intended sector exposures with the costs and risks of each investment. Generally, WestEnd expects the Fund to hold investments that expose the Fund to four to six GICS® Sectors, with the maximum exposure to a single sector being no more than 35% of the Fund’s net assets at the time of purchase. The Fund may hold investments that expose the Fund to more or fewer GICS® Sectors as conditions warrant.
From time to time, the Fund will focus its investments in one or more GICS® Sectors, without limitation, depending on the Adviser’s analysis of which GICS® Sectors it believes will benefit under current economic conditions. The Fund, however, will not invest more than 25% of its assets in any particular industry or group of industries, as identified by the Adviser. While the Fund may at any given time have significant investments in any one or more of the GICS® Sectors, as of the date of this Prospectus, the Fund expects that it will have significant investments in the Health Care and Information Technology GICS® Sectors. Depending on its market analysis, the Adviser may change its sector allocations at any time.
Under adverse, unstable, or abnormal market conditions, the Fund may be unable to pursue or achieve its investment objective and, for temporary purposes, may invest some or all of its assets in a variety of instruments or assets, including high-quality fixed-income securities, cash, and cash equivalents. For cash management purposes, the Fund may hold all or a portion of its assets in cash, short-term money market instruments or shares of other investment companies. These positions may reduce the benefit from any upswing in the market, cause the Fund to fail to meet its investment objective and increase the Fund's expenses.
The Fund will sell shares of a security when the Adviser determines that the investment is no longer appropriate for the Fund's portfolio. For example, the Fund may decrease an investment in a particular security that has appreciated in value when the Adviser believes that the Fund’s exposure to a GICS® sector represented by that security exceeds the Adviser’s target investments for that GICS® sector.
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Investments

The following describes the types of securities the Fund may purchase under normal market conditions to achieve its principal investment strategy.
U.S. Equity Securities
Can include common stock, preferred stock, and securities that are convertible or exchangeable into common stock of U.S. corporations.
Investment Companies
The Fund may invest in securities of other investment companies, including ETFs, if those companies invest in securities consistent with the Fund's investment objective and policies.
Additional Fund Strategies. The Adviser may use several types of investments and investment techniques in pursuing the Fund's overall investment objectives. The following describes the types of securities the Adviser may purchase or the investment techniques the Adviser may employ but which the Adviser does not consider to be a part of the Fund’s principal investment strategy. Additional types of securities and strategies that the Fund may utilize are included in the Fund's SAI.
Securities Lending
To enhance the return on its portfolio, the Fund may lend portfolio securities to brokers, dealers, and financial institutions to realize additional income under guidelines adopted by the Board. Each loan will be secured continuously by collateral in the form of cash, securities issued by the U.S. government or its agencies or instrumentalities.
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Risk Factors

The following describes the principal risks that you may assume as an investor in the Fund. These risks could adversely affect the net asset value, total return, and the value of the Fund and your investment. The risk descriptions below provide a more detailed explanation of the principal investment risks that correspond to the risks described in the Fund Summary section of this Prospectus. The Fund's exposure to the risks discussed below generally will be through investing directly in equity securities but also may be through the Fund's investments in ETFs.
There is no assurance that the Fund will achieve its investment objective. The Fund’s share price will fluctuate with changes in the market value of its portfolio investments. When you sell your Fund shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in the Fund. The Fund, by itself, is not intended to be a complete investment program.
Equity Securities Risk — The market prices of equity securities, which may include common stocks and other stock-related securities such as preferred stocks, convertible securities and rights and warrants, may fluctuate, sometimes rapidly or unpredictably. The Fund may continue to accept new subscriptions and to make additional investments in equity securities even under general market conditions that the Fund’s investment team views as unfavorable for equity securities. The value of a security may decline for reasons that directly relate to the issuer, such as management performance, financial leverage, and reduced demand for the issuer’s goods or services or due to general market conditions, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. Unlike debt securities, which have preference to a company’s assets in case of liquidation, common stock, are entitled to the residual value after the company meets its other obligations. Unlike common stock, preferred stock generally pays a fixed dividend from a company’s earnings and may have a preference over common stock on the distribution of a company’s assets in the event of bankruptcy or liquidation. Preferred stockholders’ liquidation rights are subordinate to the company’s debt holders and creditors. If interest rates rise, the fixed dividend on preferred stocks may be less attractive and the price of preferred stocks may decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. Convertible securities may gain or lose value due to changes in the issuer’s operating results, financial condition, credit rating and changes in interest rates and other general economic, industry and market conditions.
Exchange-Traded Fund (“ETF”) Structure Risk — The Fund is structured as an ETF, and as a result, is subject to special risks, including:
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Not Individually Redeemable — The Fund’s shares are not individually redeemable and may be redeemed by the Fund at its net asset value per share (“NAV”) only in large blocks known as Creation Units. The Fund may incur brokerage costs purchasing enough shares to constitute a Creation Unit. Alternatively, the Fund may redeem your shares by selling them on the secondary market at prevailing market prices.
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Trading Issues — Trading in shares on the exchange operated by Nasdaq Stock Market LLC (the “Exchange”) may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in shares inadvisable, such as extraordinary market volatility. There can be no assurance that shares will continue to meet the listing requirements of the Exchange. There is no guarantee that an active secondary market will develop for the shares. In stressed market conditions, authorized participants may be unwilling to participate in the creation/redemption process, particularly if the market for shares becomes less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings, which may lead to widening of bid-ask spreads and differences between the market price of the shares and the underlying value of those shares.
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Market Price Variance Risk — The market prices of shares will fluctuate in response to changes in NAV and supply and demand for shares and will include a bid-ask spread charged by the exchange specialists, market makers, or other participants that trade the particular
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Risk Factors

security. There may be times when the market price and the NAV vary significantly, particularly in times of market stress. This means that shares may trade at a premium or discount to NAV and bid-ask spreads may widen.
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Authorized Participants Concentration Risk — A limited number of financial institutions may be responsible for all or a significant portion of the creation and redemption activity for the Fund. If these firms exit the business or are unable or unwilling to process creation and/or redemption orders, shares may trade at a premium or discount to NAV and bid-ask spreads may widen.
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Intraday Indicative Value (“IIV”) Risk — The Exchange intends to disseminate the approximate per share value of the Fund’s published basket of securities (Deposit Securities) every 15 seconds (the “intraday indicative value” or “IIV”). The IIV is not a real-time update of the NAV per share of the Fund because the IIV may not be calculated in the same manner as the NAV. For example, the calculation of the NAV may be subject to fair valuation at different prices than those used in the calculations of the IIV and, unlike the calculation of NAV, the IIV does not take into account Fund expenses. For securities traded outside of the United States, the IIV calculations are based on local market prices and may not reflect events that occur subsequent to the local market’s close which could affect premiums and discounts between the IIV and the market price of the Fund’s shares. In addition, the IIV is based on the published Deposit Securities and not on the Fund’s actual holdings. The Fund, the Adviser, and their affiliates are not involved in, or responsible for, any aspect of the calculation or dissemination of the IIV and make no warranty as to the accuracy of these calculations.
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Tax-Efficiency Risk — Redemptions of shares may be effected for cash, rather than in kind, which means that the Fund may need to sell portfolio securities in order to complete an in-cash redemption, and may recognize net gains on these sales. As a result, investments in the shares may be less tax-efficient than investments in ETFs that redeem solely or principally in kind, and the Fund may pay out higher annual capital gain distributions than if the in-kind redemption process was used.
Investing in Other ETFs — ETFs, which generally are registered investment companies, incur their own management and other fees and expenses, such as trustees' fees, operating expenses, registration fees, and marketing expenses, a proportionate share of which will be borne indirectly by the Fund as a shareholder of an ETF. As a result, the Fund's investments in an ETF will cause the Fund to indirectly bear the fees and expenses of the ETF and, in turn, the Fund's performance may be lower than if the Fund were to invest directly in the underlying securities held by the ETF. In addition, the Fund bears all risks of investment strategies employed by ETFs in which it invests. The Fund does not control the investments of these ETFs, which may have different investment objectives and may engage in investment strategies that the Fund would not engage in directly. ETFs may trade in the secondary market (i.e., on a stock exchange) at prices below the value of their underlying portfolios and may not be liquid. An ETF that is not actively managed cannot sell poorly performing stocks or other assets as long as they are represented in its index or other benchmark. ETFs that track an index are subject to tracking error risk (the risk of errors in matching the ETF's underlying assets to its index or other benchmark).
Large Shareholder Risk — The Fund, like all investment companies, pools the investments of many investors. Actions by one shareholder or multiple shareholders may have an impact on the Fund and, therefore, indirectly on other shareholders. For example, significant levels of new investments in the Fund by shareholders may cause the Fund to have more cash than would otherwise be the case, which might have a positive or negative impact on Fund performance. Similarly, redemption activity might cause the Fund to sell portfolio securities, which may increase transaction costs and might generate a capital gain or loss, or cause it to borrow funds on a short-term basis to cover redemptions, which would cause the Fund to incur costs that, in effect, would be borne by all shareholders and not just the redeeming shareholders. Shareholder purchase and redemption activity also may affect the per share
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Risk Factors

amount of the Fund's distributions of its net investment income and net realized capital gains, if any, thereby affecting the tax burden on the Fund's shareholders subject to federal income tax, and/or accelerate the realization of taxable income and cause the Fund to make taxable distributions to its shareholders earlier than the Fund otherwise would have. In addition, under certain circumstances, non-redeeming shareholders may be treated as receiving a disproportionately large taxable distribution during or with respect to such tax year. To the extent a larger shareholder (including, for example, an affiliated fund that operates as a fund-of-funds or 529 college savings plan) is permitted to invest in the Fund, the Fund may experience large inflows or outflows of cash from time to time. This activity could magnify these adverse effects on the Fund.
Limited History of Operations — The Fund is a new ETF with limited to no history of operations for investors to evaluate. Investors in the Fund bear the risk that the Fund may not be successful in implementing its investment strategies, may be unable to implement certain of its investment strategies or may fail to attract sufficient assets, any of which could result in the Fund being liquidated and terminated at any time without shareholder approval and at a time that may not be favorable for all shareholders. Such a liquidation could have negative tax consequences for shareholders and may cause shareholders to incur expenses of liquidation.
Limited Portfolio Holdings Risk — The Fund may hold fewer portfolio securities than more diverse funds. To the extent the Fund invests in a relatively small number of sectors, a decline in the market value of companies within that sector may affect its value more than if it invested in a larger number of sectors. In addition, to the extent the Fund invests a greater percentage of its assets in a particular security or group of securities, it may be more sensitive to the economic results of those securities; and as a result, gains and losses on a single investment may have a greater impact on the Fund’s NAV and may make the Fund more volatile than a fund that invests in a larger number of holdings.
Management Risk —The Fund is subject to management risk, which is the possibility that the investment techniques and risk analyses used in managing the Fund’s portfolio will not produce the desired results.
Market Risk — Stock market risk refers to the fact that stock (equity securities) prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company’s financial condition and factors affecting the market in general. Over time, the stock market tends to move in cycles, with periods when stock prices rise, and periods when stock prices decline. A slower-growth or recessionary economic environment could have an adverse effect on stock prices. Consequently, a broad-based market drop may also cause a stock’s price to fall. Portfolio securities may also decline in value due to factors affecting securities markets generally, such as real or perceived adverse economic, political, or regulatory conditions, inflation, changes in interest or currency rates or adverse investor sentiment, or due to factors affecting particular industries represented in the securities markets, such as competitive conditions. Changes in the financial condition of a single issuer can impact a market as a whole, and adverse market conditions may be prolonged and may not have the same impact on all types of securities. In addition, the markets may not favor a particular kind of security, including equity securities. Values of securities may fall due to factors affecting a particular issuer, industry, or the securities market as a whole.
Market turmoil may be reflected in perceptions of economic uncertainty, price volatility in the equity and debt markets, and fluctuating trading liquidity. In response, governments may adopt a variety of fiscal and monetary policy changes, including but not limited to, direct capital infusions into companies, new monetary programs, and lower interest rates. These policies may not be successful and any unexpected or quick reversal of these policies could increase volatility in the equity and debt markets. Market conditions and economic risks could have a significant effect on domestic and international economies and could add significantly to the risks of increased volatility and decreased liquidity for the Fund's portfolio.
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Geopolitical/Natural Disaster Risk — Global economies and financial markets are increasingly
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Risk Factors

interconnected, which increases the possibilities that conditions in one country or region might adversely affect issuers in another country or region. Geopolitical and other risks, including war, economic sanctions, currency controls or other actions by countries or international bodies, terrorism, trade disputes, embargoes, political or economic dysfunction within some nations, public health crises and related geopolitical events, as well as environmental disasters such as earthquakes, fires, and floods, may add to instability in world economies and markets generally. Changes in trade policies and international trade agreements could affect the economies of many countries in unpredictable ways. Epidemics and/or pandemics, such as the coronavirus (or COVID-19), may result in, among other things, closing borders, disruptions to healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and consumer activity, as well as general concern and uncertainty. The impact may be short-term or may last for extended periods.
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Information Technology and Operational Risk — Markets and market participants are increasingly reliant upon both publicly available and proprietary information data systems. Data imprecision, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at large. The information technology and other operational systems upon which the Fund’s service providers rely may be subject to cyber attack or other technological disruptions, and could otherwise disrupt the ability of these service providers to perform essential tasks for the Fund. In certain cases, an exchange or market may close or issue trading halts on either specific securities or even the entire market, which may result in the Fund being, among other things, unable to buy or sell certain securities or financial instruments or accurately price its investments.
Portfolio Turnover Risk — Portfolio turnover may involve additional direct or indirect costs or expenses to a fund, including, for example, dealer mark-ups and bid-asked spreads and transaction costs on the sale of securities and reinvestment in other securities. To the extent incurred, such costs are not reflected in the Fund’s Total Annual Fund Operating Expenses set forth under “Fund Fees and Expenses” but may have the effect of reducing the Fund’s investment return. Such sales may result in the realization of taxable capital gains, including short-term capital gains, which generally are taxed to shareholders at ordinary income tax rates.
Sector Focus Risk — While the Fund reserves the right to dynamically allocate its assets across economic sectors, the Fund may make significant investments in one or more sectors, each of which entails associated risks. Additionally, the Fund’s performance may be more volatile when the Fund’s investments are focused in a particular sector.
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Health Care Sector Risk — To the extent the Fund focuses on the health care sector, the Fund may be more susceptible to the particular risks that may affect companies in the health care sector than if it were invested in a wider variety of companies in unrelated sectors. The profitability of companies in the health care sector may be adversely affected by the following factors, among others: extensive government regulations, restrictions on government reimbursement for medical expenses, rising costs of medical products and services, pricing pressure, an increased emphasis on outpatient services, changes in the demand for medical products and services, a limited number of products, industry innovation, changes in technologies and other market developments. A number of issuers in the health care sector have recently merged or otherwise experienced consolidation. The effects of this trend toward consolidation are unknown and may be far-reaching. Many health care companies are heavily dependent on patent protection. The expiration of a company's patents may adversely affect that company's profitability. Many health care companies are subject to extensive litigation based on product liability and similar claims. Health care companies are subject to competitive forces that may make it difficult to raise prices and, in fact, may result in price discounting.
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Risk Factors

Many new products in the health care sector may be subject to regulatory approvals. The process of obtaining such approvals may be long and costly, and such efforts ultimately may be unsuccessful. Companies in the health care sector may be thinly capitalized and may be susceptible to product obsolescence. In addition, a number of legislative proposals concerning health care have been considered by the U.S. Congress in recent years. It is unclear what proposals will ultimately be enacted, if any, and what effect they may have on companies in the health care sector.
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Information Technology Sector Risk — Information technology companies tend to significantly rely on technological events or advances in their product development, production, or operations and are particularly vulnerable to rapid changes in technological product cycles, government regulation, and competition. Information technology companies may be smaller and less experienced companies, with limited product lines, markets, or financial resources and fewer experienced management or marketing personnel. Information technology company stocks, especially those which are internet-related, have experienced extreme price and volume fluctuations that are often unrelated to their operating performance.
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Industrials Sector Risk - Stock prices of issuers in the industrials sector are affected by supply and demand both for their specific product or service and for industrials sector products in general. Government regulation, world events, and economic conditions will also affect the performance of investments in such issuers. Aerospace and defense companies, a component of the industrials sector, can be significantly affected by government spending policies because companies involved in this industry rely to a significant extent on U.S. and other government demand for their products and services. Thus, the financial condition of, and investor interest in, aerospace and defense companies are heavily influenced by government defense spending policies which are typically under pressure from efforts to control government spending budgets. Transportation companies, another component of the industrials sector, are subject to cyclical performance; and therefore, investment in such companies may experience occasional sharp price movements, which may result from changes in the economy, fuel prices, labor agreements, and insurance costs.
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Communication Services Sector Risk — Companies in the communication services sector may be dominated by a small number of companies which may lead to additional volatility. These companies are particularly vulnerable to the potential obsolescence of products and services due to technological advances, social media trends and the innovation of competitors. Companies in the communication services sector may also be affected by other competitive pressures, such as pricing competition, as well as research and development costs, substantial capital requirements, and government regulation. Fluctuating domestic and international demand, shifting demographics, and often unpredictable changes in consumer demand can drastically affect a communication services company's profitability. Compliance with governmental regulations, delays or failure to receive regulatory approvals, or the enactment of new regulatory requirements may negatively affect the business of telecommunication services companies. Certain companies in the communication services sector may be particular targets of network security breaches, hacking and potential theft of proprietary or consumer information, or disruptions in services, which would have a material adverse effect on their businesses.
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Consumer Discretionary Sector Risk — Companies in the consumer discretionary sector are subject to the performance of the overall international economy, interest rates, competition, and consumer confidence. Success depends heavily on disposable household income and consumer spending. Also, companies in the consumer discretionary sector may be subject to severe competition, which may have an adverse impact on their profitability. Changes in demographics and consumer tastes can also affect the demand for, and success of, consumer products and services in the marketplace.
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Risk Factors

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Consumer Staples Sector Risk — Companies in the consumer staples sector may be affected by general economic conditions, commodity production and pricing, consumer confidence and spending, consumer preferences, interest rates, and product cycles. They are subject to government regulation affecting their products, which may negatively impact such companies' performance. Consumer staples companies depend heavily on disposable household income and consumer spending and may be adversely affected by changes impacting consumer spending. Companies in the consumer staples sector have historically been characterized as non-cyclical in nature and therefore less volatile in times of change. These companies may be subject to severe price competition.
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Energy Sector Risk — Companies operating in the energy sector may be cyclical and highly dependent on energy prices. They may be adversely impacted by general economic conditions, worldwide demand, political instability in the regions that the companies operate, government regulation stipulating rates charged by utilities, interest rate sensitivity, oil and other energy price volatility, energy conservation efforts, environmental policies, depletion of resources, the cost of providing the specific utility services, and other factors that they cannot control. Companies in this sector may be subject to substantial government regulation and contractual fixed pricing. In addition, these companies are at risk of civil liability from accidents resulting in injury, loss of life or property, pollution or other environmental damage claims, and risk of loss from terrorism and natural disasters.
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Financials Sector Risk — Companies in the financials sector are subject to extensive governmental regulation, which may limit both the amounts and types of loans and other financial commitments they can make, the interest rates and fees they can charge, the scope of their activities, the prices they can charge and the amount of capital they must maintain. Profitability is largely dependent on the availability and cost of capital funds and can fluctuate significantly when interest rates change or due to increased competition. In addition, deterioration of the credit markets generally may cause an adverse impact in a broad range of markets, including U.S. and international credit and interbank money markets generally, thereby affecting a wide range of financial institutions and markets. Credit losses resulting from financial difficulties of borrowers and financial losses associated with investment activities can negatively impact the sector. Insurance companies may be subject to severe price competition. Adverse economic, business, or political developments could adversely affect financial institutions engaged in mortgage finance or other lending or investing activities directly or indirectly connected to the value of real estate.
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Materials Sector Risk — Companies in the materials sector may be adversely affected by the level and volatility of commodity prices, exchange rates, import controls, increased competition, environmental policies, consumer demand, and events occurring in nature. For instance, natural events (such as earthquakes, hurricanes, or fires in prime natural resource areas) and political events (such as government instability or military confrontations) can affect the value of companies involved in business activities in the materials sector. Performance of such companies may be affected by factors including, among others, that at times worldwide production of industrial materials has exceeded demand as a result of over-building or economic downturns, leading to poor investment returns or losses. Other risks may include liabilities for environmental damage and general civil liabilities, depletion of resources, and mandated expenditures for safety and pollution control. The materials sector may also be affected by economic cycles, rising interest rates, high inflation, technical progress, labor relations, legislative or regulatory changes, local and international politics, and adverse market conditions.
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Real Estate Sector Risk — Companies in the real estate sector, including real estate investment trusts (“REITs”), are subject to the risks associated with investing in real estate, which may include, but are not limited to, possible declines in the value of real estate, adverse changes in national, state, or local real estate conditions, obsolescence of properties, changes
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Risk Factors

in the availability, cost and terms of mortgage funds (including changes in interest rates), the impact of changes in environmental laws, overbuilding in a real estate company’s market, and environmental problems. The general performance of the real estate industry has historically been cyclical and particularly sensitive to economic downturns. Changes in prevailing real estate values and rental income, interest rates and changing demographics may affect the value of securities of issuers in the real estate industry. As the demand for, or prices of, real estate increase, the value of the Fund’s investments generally would be expected to also increase. Conversely, declines in the demand for, or prices of, real estate generally would be expected to contribute to declines in the value of the real estate market and REITs. Such declines may occur quickly and without warning and may negatively impact the value of an investment.
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Utilities Sector Risk — Companies in the utilities sector may be adversely affected by supply and demand, operating costs, government regulation, environmental factors, liabilities for environmental damage and general civil liabilities, and rate caps or rate changes. The value of regulated utility equity securities may tend to have an inverse relationship to the movement of interest rates. In addition, natural disasters, terrorist attacks, government intervention or other factors may render a utility company's equipment unusable or obsolete and negatively impact these companies. Certain utility companies have experienced full or partial deregulation in recent years. These utility companies are frequently more similar to companies in the industrial sector. The utilities sector also can be significantly affected by financing difficulties, changes in taxation, natural resource conservation, restrictions on operations and increased costs and delays associated with compliance with environmental regulations, and  commodity price fluctuations. Renewable and alternative energy companies in the utilities sector can be significantly affected by obsolescence of existing technology, short product cycles, legislation resulting in more strict government regulations and enforcement policies, fluctuations in energy prices, including the supply of and demand for oil and gas, and supply and demand of alternative energy fuels and energy conservation.
Additional Risk Factors. The Adviser may use several types of investment strategies in pursuing Fund’s overall investment objective. The following risks are those that the Adviser does not consider to be principal risks of the Fund. Additional risks are included in the Fund's SAI.
Securities Lending Risk — The risk in lending portfolio securities, as with other extensions of credit, consists of the possibility of loss to the Fund due to (i) the inability of the borrower to return the securities, (ii) a delay in receiving additional collateral to adequately cover any fluctuations in the value of securities on loan, (iii) a delay in recovery of the securities, or (iv) the loss of rights in the collateral should the borrower fail financially. These events could trigger adverse tax consequences for the Fund. In addition, the Fund is responsible for any loss that might result from its investment of the borrower’s collateral. In determining whether to lend securities, the Adviser or the Fund's securities lending agent will consider relevant facts and circumstances, including the creditworthiness of the borrower.
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Organization and Management of the Fund

The Fund's Board of Trustees has the overall responsibility for overseeing the management of the Fund.
The Investment Adviser
The Adviser serves as the investment adviser to each of the Victory Funds pursuant to an investment advisory agreement. The Adviser oversees the operations of the Fund according to investment policies and procedures adopted by the Board of Trustees. The Adviser is a New York corporation that is registered as an investment adviser with the Securities and Exchange Commission (“SEC”). As of September 30, 2023 the Adviser managed and advised assets totaling in excess of $153.5 billion for individual and institutional clients. The Adviser’s principal address is 15935 La Cantera Parkway, San Antonio, TX 78256.
A discussion regarding the basis of the Board’s approval of the Fund's Advisory Agreement is available in the Fund's most recent semi annual report to shareholders for the period ended December 31.
The Adviser is a diversified global asset manager comprised of multiple investment teams, referred to as investment franchises, each of which utilizes an independent approach to investing. The Adviser’s WestEnd Advisors, LLC investment franchise is responsible for the day-to-day investment management of the Fund.
For its services, the Adviser will be paid advisory fees, before waivers, at an annual rate of 0.40% of the average daily net assets of the Fund.
See “Fund Fees and Expenses” for information about any contractual agreement by the Adviser to waive fees and/or reimburse expenses with respect to the Fund. From time to time, the Adviser also may voluntarily waive fees and/or reimburse expenses in amounts exceeding those required to be waived or reimbursed under any contractual agreement that may be in place with respect to the Fund.
Portfolio Management
Fritz Porter, CFA is the Chief Investment Officer and a Portfolio Manager at WestEnd, which became an investment franchise of the Adviser on December 31, 2021. Mr. Porter has been with WestEnd since 2008. Prior to joining WestEnd, Mr. Porter held asset management and investment banking positions at Wachovia Securities, U.S. Trust, and State Street Global Advisors. Mr. Porter received his B.A. degree from Davidson College and his MBA from Duke University's Fuqua School of Business. Mr. Porter holds the Chartered Financial Analyst designation.
Ned Durden is the Chief Investment Strategist and a Portfolio Manager at WestEnd, which became an investment franchise of the Adviser on December 31, 2021. Mr. Durden has been with WestEnd since 2006. Before joining WestEnd, Mr. Durden was a Director at the MONY Group. Mr. Durden is a graduate of the University of Virginia, Darden School of Business (MBA) and his law degree from the University of Virginia School of Law (JD).
Ty Peebles, CFA, CP is a Portfolio Manager at WestEnd, which became an investment franchise of the Adviser on December 31, 2021. Mr. Peebles has been with WestEnd since 2014. Prior to joining WestEnd, Mr. Peebles worked at Global Endowment management, an Outsourced Chief Investment Officer (OCIO) service to endowments and foundations and Ernst & Young LLP as a Certified Public Accountant (CPA). Mr. Peebles received his B.A in Economics from the University of North Carolina at Chapel Hill and Master of Accounting degree from the University of North Carolina's Kenan-Flagler Business School. Mr. Peebles holds the Chartered Financial Analyst designation.
The Fund's SAI provides additional information about the portfolio managers' method of compensation, other accounts they manage and any ownership interests they may have in the Fund.
19

Investing with Victory

Share Price

The net asset value (“NAV”) of the Fund generally is determined at 4:00 p.m. (Eastern Time) on each day the New York Stock Exchange (“NYSE”) is open for business. In the event of an emergency or other disruption in trading on the NYSE, the Fund’s NAV will be determined based upon the close of the NYSE. The NAV is computed by determining the aggregate market value of all assets of the Fund, less its liabilities, divided by the total number of shares outstanding.
NAV=	Total Assets - Liabilities
Number of Shares Outstanding
The NAV takes into account the expenses and fees of the Fund, including management, administration, and distribution fees (if any), which are accrued daily. The determination of NAV for the Fund for a particular day is applicable to all applications for the purchase of shares, as well as all requests for the redemption of shares, received by the Fund (or an authorized broker or agent, or its authorized designee) before the close of trading on the NYSE on that day. The NYSE is closed on weekends, most national holidays, and Good Friday.
Generally, the Fund's investments are valued each day at the last quoted sales price on each investment’s primary exchange. Investments traded or dealt in upon one or more exchanges (whether domestic or foreign) for which market quotations are readily available and not subject to restrictions against resale shall be valued at the last quoted sales price on the primary exchange or, in the absence of a sale on the primary exchange, at the last bid on the primary exchange. Securities primarily traded in the National Association of Securities Dealers’ Automated Quotation System (“Nasdaq”) National Market System for which market quotations are readily available shall be valued using the Nasdaq Official Closing Price. If market quotations are not readily available, investments will be valued at their fair market value as determined in good faith by the Adviser in accordance with procedures approved by the Board and evaluated by the Board as to the reliability of the fair value method used. In these cases, the Fund’s NAV will reflect certain portfolio investments’ fair value rather than their market price. Fair value pricing involves subjective judgments and it is possible that the fair value determined for an investment is materially different than the value that could be realized upon the sale of that investment. The fair value prices can differ from market prices when they become available or when a price becomes available.
The Fund may use independent pricing services to assist in calculating the value of the Fund’s securities or other assets. In addition, market prices for foreign securities are not determined at the same time of day as the NAV for the Fund. In computing the NAV, the Fund values foreign securities held by the Fund at the latest closing price on the exchange in which they are traded immediately prior to closing of the NYSE. Prices of foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates. The value of the Fund’s securities may change on days when shareholders are not able to purchase and redeem the Fund’s shares if the Fund has portfolio securities that primarily are traded in foreign markets that are open on weekends or other days when the Fund does not price its shares. If events materially affecting the value of a security in the Fund’s portfolio, particularly foreign securities, occur after the close of trading on a foreign market but before the Fund prices its shares, the security will be valued at fair value. For example, if trading in a portfolio security is halted and does not resume before the Fund calculates its NAV, the Adviser may need to price the security using the Fund’s fair value pricing guidelines. Without a fair value price, short-term traders could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors. Fair valuation of the Fund’s portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of the Fund’s NAV by short-term traders. The determination of fair value involves subjective
20

Share Price

judgments. As a result, using fair value to price a security may result in a price materially different from the prices used by other funds to determine NAV, or from the price that may be realized upon the actual sale of the security.
With respect to any portion of the Fund’s assets that are invested in one or more open-end management investment companies registered under the Investment Company Act of 1940, as amended (“1940 Act”), the Fund’s NAV is calculated based upon the NAVs of those open-end management investment companies, and the prospectuses for these companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.
Short-term debt obligations with remaining maturities in excess of 60 days are valued at current market prices, as discussed above. Short-term debt obligations with 60 days or less remaining to maturity are, unless conditions indicate otherwise, amortized to maturity based on their cost to the Fund if acquired within 60 days of maturity or, if already held by the Fund on the 60th day, based on the value determined on the 61st day.
Premium/Discount Information
Since investors will buy and sell shares of the Fund in secondary market transactions through brokers at market prices, the Fund's shares will trade at market prices. The market price of shares may be greater than, equal to, or less than NAV. Market forces of supply and demand, economic conditions and other factors may affect the trading prices of shares of the Fund.
For recent information about the Fund, including the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads visit vcm.com.
21

How to Buy and Sell Shares

Shares of the Fund will be listed for trading on the Exchange under the ticker symbol listed on the cover of this Prospectus. Share prices are reported in dollars and cents per share. Shares can be bought and sold on the secondary market throughout the trading day like other publicly traded shares, and shares typically trade in blocks of less than a Creation Unit. There is no minimum investment required. Shares may only be purchased and sold on the secondary market when the Exchange is open for trading.
When buying or selling shares through a broker, you will incur customary brokerage commissions and charges. The commission is often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell smaller amounts of shares. You may also pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction. The spread varies over time for shares of the Fund based on the Fund’s trading volume and market liquidity, and is generally lower if the Fund’s shares have more trading volume and market liquidity and higher if the Fund’s shares have little trading volume and market liquidity.
Only an Authorized Participant (“AP”) may engage in creation or redemption transactions directly with the Fund. The Fund's APs are institutions and large investors, such as market makers or other large broker-dealers, which have entered into a Participation Agreement with the Fund's distributor to undertake the responsibility of obtaining or selling the underlying assets needed to purchase or redeem, respectively, Creation Units of the Fund. APs may acquire shares directly from the Fund, and APs may tender their shares for redemption directly to the Fund, at NAV per share only in large blocks, or Creation Units, of 10,000 shares. Purchases and redemptions directly with the Fund must follow the Fund's procedures, which are described in the SAI.
The Fund may liquidate and terminate at any time without shareholder approval.
Share Trading Prices
The trading prices of the Fund’s shares in the secondary market generally differ from the Fund’s daily NAV and are affected by market forces such as the supply of and demand for shares and shares of underlying investments held by the Fund, economic conditions, and other factors. Information regarding the intraday indicative value (“IIV”) of the Fund will be disseminated every 15 seconds throughout the trading day by the national securities exchange on which the Fund’s shares are primarily listed or by market data vendors or other information providers. The IIV is based on the current market value of the securities and/or cash included in the Fund’s published basket of securities. However, the IIV should not be viewed as a “real-time” update of the NAV per share of the Fund because the approximate value may not be calculated in the same manner as the NAV, which is computed once a day, generally at the end of the business day. The IIV does not necessarily reflect the precise composition of the current portfolio of securities and instruments held by the Fund at a particular point in time or the best possible valuation of the current portfolio. For example, the calculation of the NAV may be subject to fair valuation at different prices than those used in the calculations of the IIV and, unlike the calculation of NAV, the IIV may not reflect estimated accrued interest, dividends and other income, or Fund expenses. The IIV generally is determined by using both current market quotations and/or price quotations obtained from broker-dealers that may trade in the portfolio securities and instruments included in the Fund’s IIV basket. The quotations of certain Fund holdings may not be updated during U.S. trading hours if such holdings do not trade in the U.S. The Fund is not involved in, or responsible for, the calculation or dissemination of the approximate value of the shares and the Fund does not make any warranty as to the accuracy of these values.
Book Entry
Shares are held in book entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding shares of the Fund and is recognized as the owner of all shares for all purposes.
22

How to Buy and Sell Shares

Investors owning shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book entry or “street name” form.
Frequent Purchases and Redemptions of Fund Shares
The Fund’s shares can only be purchased and redeemed directly from the Fund by APs in Creation Units. Direct trading by APs is critical to ensuring that the Fund’s shares trade at or close to NAV. The cash to be contributed to (or received from) the Fund in connection with a Creation Unit generally is negligible compared to the total amount of the trade. The Fund with exposure to non-U.S. securities employs fair valuation pricing to minimize arbitrage opportunities that attempt to exploit the differences between a security’s market quotation and its fair value. In addition, the Fund impose transaction fees on purchases and redemptions of shares to cover the custodial and other costs incurred by the Fund in effecting trades. These fees increase if an investor substitutes cash in part or in whole for securities, reflecting the fact that the Fund’s trading costs increase in those circumstances.
Trading of the Fund’s shares by individual shareholders occurs on the secondary market. Because the secondary market trades do not directly involve the Fund, it is unlikely those trades would cause the harmful effects of market timing, including dilution, disruption of portfolio management, increases in the Fund’s trading costs and the realization of capital gains.
Given this structure, the Board has determined that it is not necessary to monitor for frequent in-kind purchases and redemptions of shares or market timing activity by the APs or on the shares’ secondary market.
Other Payments to Financial Intermediaries
If you purchase Fund shares through an investment professional, a broker dealer, or other financial intermediary, the Fund may pay for sub-transfer agent, recordkeeping and/or similar administrative services. In addition, Victory Capital (and its affiliates) may make substantial payments out of its own resources, including the profits from the advisory fees Victory Capital receives from the Fund, to affiliated and unaffiliated dealers or other investment professionals and service providers for distribution, administrative and/or shareholder servicing activities. Victory Capital also may reimburse the distributor (or the distributor’s affiliates) for making these payments. Some of these distribution-related payments may be made to dealers or other investment professionals for marketing, promotional or related expenses; these payments are often referred to as “revenue sharing.” In some circumstances, these types of payments may create an incentive for a dealer or investment professional or its representatives to recommend or offer shares of the Fund to its customers. You should ask your dealer or investment professional for more details about any such payments it receives.
23

Distribution and Service Plan

The Fund has adopted a distribution and service plan (“Plan”) pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund is authorized to pay distribution fees to the distributor and other firms that provide distribution and shareholder services (“Service Providers”). If a Service Provider provides these services, the Fund may pay fees at an annual rate not to exceed 0.25% of average daily net assets, pursuant to Rule 12b-1 under the 1940 Act.
No distribution or service fees are currently paid by the Fund and there are no current plans to impose these fees. In the event Rule 12b-1 fees were charged, over time they would increase the cost of an investment in the Fund.
24

Distributions and Taxes

Unlike interests in conventional mutual funds, which typically are bought and sold from and to the fund only at closing NAVs, the Fund’s shares are traded throughout the day in the secondary market on a national securities exchange on an intra-day basis and are created and redeemed in-kind and/or for cash in Creation Units at each day’s next calculated NAV. In-kind arrangements are designed to protect ongoing shareholders from the adverse effects on the Fund’s portfolio that could arise from frequent cash redemption transactions. In a conventional mutual fund, redemptions can have an adverse tax impact on taxable shareholders if the mutual fund needs to sell portfolio securities to obtain cash to meet net fund redemptions. These sales may generate taxable gains for the ongoing shareholders of the mutual fund, whereas the shares’ in-kind redemption mechanism generally will not lead to a tax event for the Fund or its ongoing shareholders.
Taxes on Distributions
The Fund ordinarily declares and pays dividends from net investment income, if any, monthly, and net realized capital gains, if any, annually. The Fund may also pay a special distribution at the end of a calendar year to comply with U.S. federal tax requirements. Dividends from the Fund’s net long-term capital gains, if any, in excess of net short-term capital losses (capital gain dividends) that are properly designated as such are taxable to you as long-term capital gains (at the 20% maximum rate referred to above for non-corporate shareholders) regardless of how long you have held the Fund’s shares. Dividends from the Fund’s net investment income, including net short-term capital gains, if any, are taxable to you as ordinary income (other than qualified dividend income). Dividends from the Fund’s qualified dividend income (i.e., dividends received on stock of most domestic and certain foreign corporations), if any, that are properly designated as such are taxable to non-corporate shareholders at long-term capital gain rates, provided that the Fund and the shareholder satisfy certain holding period and other requirements. The Fund’s dividends also may be eligible for the dividends-received deduction allowed to corporations, subject to similar restrictions.
Distributions in cash may be reinvested automatically in additional whole shares only if the broker through whom you purchased shares makes such option available.
In general, your distributions are subject to U.S. federal income tax when they are paid, whether you take them in cash or reinvest them in the Fund (if that option is available). Distributions reinvested in additional shares of the Fund through the means of a dividend reinvestment service, if available, will be taxable to shareholders acquiring the additional shares to the same extent as if such distributions had been received in cash.
Distributions in excess of the Fund’s current and accumulated earnings and profits are treated as a tax-free return of capital to the extent of (and in reduction of) your basis in the shares and any excess amount will be treated as capital gain.
If the NAV at the time a shareholder purchases shares of the Fund reflects undistributed net investment income, recognized net capital gain, or unrealized appreciation in the value of the assets of the Fund, distributions of such amounts will be taxable to the shareholder in the manner described above, although such distributions economically constitute a return of capital to the shareholder.
As with any investment, you should consider how your investment in shares will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in shares.
Unless your investment in shares is made through a tax-exempt entity or tax-deferred retirement account, such as an individual retirement account, you need to be aware of the possible tax consequences when:
◼
The Fund makes distributions,
◼
You sell your shares listed on the Exchange, and
25

Distributions and Taxes

◼
You purchase or redeem Creation Units.
If you are a nonresident alien individual, foreign trust or estate, foreign corporation or foreign partnership, the Fund’s ordinary income dividends may be subject to a 30% U.S. withholding tax. See the section titled “TAXES—Foreign Shareholders” in the SAI for details.
Taxes on Exchange-Listed Share Sales
Any capital gain or loss realized upon a sale of shares is generally treated as long-term capital gain or loss if the shares have been held for more than one year and as short-term capital gain or loss if the shares have been held for one year or less. The ability to deduct capital losses from sales of shares may be limited.
A nonresident alien individual, foreign trust or estate, foreign corporation or foreign partnership is generally exempt from U.S. federal income or withholding tax on gains realized on the sale or other disposition of shares of the Fund.
Taxes on Purchase and Redemption of Creation Units
An AP who exchanges securities for Creation Units generally will recognize gain or loss equal to the difference between the market value of the Creation Units at the time of the exchange and the sum of the AP’s aggregate basis in the securities surrendered plus any cash it pays. An AP who exchanges Creation Units for securities will generally recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the sum of the aggregate market value of the securities received plus any cash equal to the difference between the NAV of the shares being redeemed and the value of the securities. The Internal Revenue Service (“Service”), however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing “wash sales” or for other reasons. Persons exchanging securities should consult their own tax advisor with respect to whether wash sale rules apply and when a loss might be deductible.
Any capital gain or loss realized on the purchase or redemption of Creation Units will generally be treated as long-term capital gain or loss if the securities surrendered to purchase the Creation Units or the Creation Units, as applicable, have been held for more than one year and as short-term capital gain or loss if the securities surrendered or the Creation Units, as applicable, have been held for one year or less.
If you purchase or redeem Creation Units, you will be sent a confirmation statement showing how many shares you purchased or sold and at what price. See “TAXES” in the SAI for a description of the requirement regarding basis determination methods applicable to share redemptions and the Fund’s obligation to report basis information to the Service.
Backup Withholding
By law, the Fund is required to withhold 24% of your distributions and proceeds if you have not provided the Fund with a correct Social Security number or other taxpayer identification number and in certain other situations.
26

Distributions and Taxes

Foreign Account Tax Compliance Act
Under the “Foreign Account Tax Compliance Act,” unless certain foreign entities comply with certain IRS requirements that generally require them to report information regarding U.S. persons investing in, or holding accounts with, such entities, a 30% U.S. withholding tax may apply to dividends paid by the Fund to such entities. See the section titled “TAXES—Foreign Shareholders” in the SAI for details.
The foregoing discussion summarizes some of the possible consequences under current federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. Consult your personal tax advisor about the potential tax consequences of an investment in the shares under all applicable tax laws.
27

Other Information

Investments by Investment Companies
Section 12(d)(1) of the 1940 Act restricts investments by investment companies in the securities of other investment companies, including shares of the Fund. Registered investment companies are permitted to invest in the Fund beyond the limits set forth in Section 12(d)(1) as permitted by any rules and regulations adopted under applicable law, including that such investment companies enter into an agreement with the Trust on behalf of the Fund.
Continuous Offering
The method by which Creation Units of shares are created and traded may raise certain issues under applicable securities laws. Because new Creation Units of shares are issued and sold by the Fund on an ongoing basis, a “distribution,” as such term is used in the Securities Act of 1933, as amended (the “Securities Act”), may occur at any point. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery requirement and liability provisions of the Securities Act.
For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the distributor, breaks them down into constituent shares and sells the shares directly to customers or if it chooses to couple the creation of a supply of new shares with an active selling effort involving solicitation of secondary market demand for shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a characterization as an underwriter.
Broker-dealer firms should also note that dealers who are not “underwriters” but are effecting transactions in shares, whether or not participating in the distribution of shares, are generally required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(a)(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker-dealer firms should note that dealers who are not “underwriters” but are participating in a distribution (as contrasted with engaging in ordinary secondary market transactions) and thus dealing with the shares that are part of an overallotment within the meaning of Section 4(a)(3)(C) of the Securities Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the Securities Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the Securities Act is only available with respect to transactions on a national exchange.
Dealers effecting transactions in the Fund's shares, whether or not participating in this distribution, are generally required to deliver a Prospectus. This is in addition to any obligation of dealers to deliver a Prospectus when acting as underwriters.
Portfolio Holdings Disclosure
A description of the Fund policies regarding disclosure of the securities in the Fund’s portfolio is found in the Statement of Additional Information. The Fund’s portfolio is disclosed daily on the Fund's website at www.VictorySharesLiterature.com. Shareholders may also request portfolio holdings schedules at no charge by calling toll free 1-866-376-7890.
28

Other Information

Shareholder Communications
In order to eliminate duplicate mailings to an address at which two or more shareholders with the same last name reside, the Victory Funds may send only one copy of any shareholder reports, proxy statements, prospectuses and their supplements, unless you have instructed us to the contrary. You may request that the Victory Funds send these documents to each shareholder individually by calling the Victory Funds at 1-866-376-7890, and they will be delivered promptly.
While this Prospectus and the SAI of the Trust describe pertinent information about the Trust and the Fund, neither this Prospectus nor the SAI represents a contract between the Trust or the Fund and any shareholder.
Other Disclosures
Victory Capital means Victory Capital Management Inc., the investment adviser of the VictoryShares ETFs. VictoryShares ETFs are distributed by Foreside Fund Services, LLC (Foreside). Foreside is a member of FINRA. Victory Capital is not affiliated with Foreside. The Global Industry Classification Standard (“GICS®”) was developed by and/or is the exclusive property of MSCI, Inc. (“MSCI®”) and Standard & Poors (“S&P”). Neither GICS®, MSCI nor S&P are affiliated with the Fund, Victory Capital or WestEnd.
29

Financial Highlights

The following financial highlights tables reflect historical information about shares of the Fund and are intended to help you understand the Fund’s financial performance for the period of the Fund’s operations.
Certain information shows the results of an investment in one share of the Fund. To the extent the Fund invests in other funds, the Total Annual Operating Expenses included in the Fund’s Fees and Expenses table may not correlate to the ratio of expenses to average net assets in the financial highlights below. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).
The information presented has been audited by Cohen & Company, Ltd., the Fund's independent registered public accounting firm, whose report, along with the Fund's financial statements, are included in the Fund's annual report to shareholders, which is available upon request.
30

VictoryShares WestEnd U.S. Sector ETF
10/12/22(a) through 6/30/23
Net Asset Value, Beginning of Period	$25.00
Investment Activities:
Net investment income (loss)(b)	0.28
Net realized and unrealized gains (losses)	5.96
Total from Investment Activities	6.24
Distributions to Shareholders from:
Net investment income	(0.24)
Total Distributions	(0.24)
Net Asset Value, End of Period	$31.00
Total Return(c),(d)	25.10%
Ratios to Average Net Assets:
Net Expenses(e),(f)	0.42%
Net Investment Income (Loss)(e)	1.39%
Gross Expenses(e),(f)	0.67%
Supplemental Data:
Net Assets at end of period (000's)	$181,334
Portfolio Turnover(c),(g)	43%
(a)
Commencement of operations.
(b)
Per share net investment income (loss) has been calculated using the average daily shares method.
(c)
Not annualized for periods less than one year.
(d)
Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. Generally Accepted Accounting Principles and could differ from the reported return.
(e)
Annualized for periods less than one year.
(f)
Does not include acquired fund fees and expenses, if any.
(g)
Excludes impact of in-kind transactions.
31

Appendix — Related Performance Information of Similar Accounts

The VictoryShares WestEnd U.S. Sector ETF (the “Fund”) has recently commenced operations and does not yet have a full calendar year of performance history. WestEnd Advisors, LLC (“WestEnd”) manages other advisory accounts that have substantially similar investment objectives, policies, and investment strategies as the Fund and the table below provides supplemental performance information for the WestEnd composite, which is a composite of all such accounts (the “Composite”). The Composite performance information does not represent performance of the Fund. It is provided to illustrate the past performance of WestEnd in managing the Composite against the S&P 500 Index, which is the Composite’s and the Fund’s benchmark (the “Index”). The Fund’s portfolio management team is the same team that is responsible for managing the accounts that constitute the Composite.
The historical performance data for the Composite should not be considered a substitute for the Fund’s performance, and should not be considered an indication of the Fund’s future performance. You should not assume that the Fund will have the same performance as the Composite. An investment in the Fund can lose value. The Composite includes accounts that are not registered under the Investment Company Act of 1940 (the “1940 Act”) and, therefore, are not subject to certain investment restrictions, diversification requirements, and other regulatory requirements imposed by the 1940 Act or by the Internal Revenue Code of 1986. If those accounts had been registered under the 1940 Act, the performance results might have been lower. Although the Fund and the Composite have substantially similar investment objectives, policies, and investment strategies, differences in asset size and cash flows may result in differences in security selection, relative weightings or differences in the price paid for certain securities. As such, the investments held by the Fund may not be identical to the investments held by the Composite; and the future performance of the Fund will differ from the performance of the Composite.
The Composite’s net performance information is calculated in accordance with GIPS®, created and administered by the CFA Institute and is presented below net of all actual fees and expenses, including management fees. This method of calculating performance differs from the SEC’s standardized methodology that will be used to calculate the Fund’s performance and average annual total return would have been lower using the SEC’s standardized methodology.
The Fund’s principal investment strategy of investing in one or more GICS® Sectors continues to be substantially similar to the principal investment strategy of all of the accounts that constitute the Composite. The Fund’s transition to investing directly in equity securities rather than only in ETFs will lead to differences from the Composite with respect to acquired fund fees and expenses, brokerage commissions, portfolio turnover, and security selection. These changes would not materially affect the performance of the Composite or cause the presentation to be misleading. Hence, as already disclosed in the Prospectus, the historical performance data for the Composite should not be considered a substitute for the Fund’s performance, and should not be considered an indication of the Fund’s future performance, which will differ from the performance of the Composite.
AVERAGE ANNUAL TOTAL % RETURNS AS OF DECEMBER 31, 2022
Composites	Inception Date	1 Year	3 Years	5 Years	Since Inception of the Composite
WestEnd U.S. Sector Composite (net of all fees and expenses)	01/01/2013	-22.91%	6.31%	8.10%	10.46%
S&P 500 Index		-18.11%	7.66%	9.42%	12.56%
32

Appendix — Related Performance Information of Similar Accounts

AVERAGE ANNUAL TOTAL % RETURNS AS OF SEPTEMBER 30, 2023
Composites	Inception Date	1 Year	3 Years	5 Years	Since Inception of the Composite
WestEnd U.S. Sector Composite (net of all fees and expenses)	01/01/2013	14.79%	5.88%	7.71%	10.55%
S&P 500 Index		21.62%	10.15%	9.92%	12.92%
33

VS-WEUSSETF-PRO (11/23)
By mail:
VictoryShares
4900 Tiedeman Road, 4th Floor
Brooklyn, OH 44144

4900 Tiedeman Road,
4th Floor
Brooklyn, OH 44144
Statement of Additional Information (SAI): The SAI contains more information about the Fund's operations, investment restrictions, policies, and practices. The SAI is incorporated by reference into this Prospectus, which means that it is legally part of this Prospectus, even if you do not request a copy.
Annual and Semi Annual Reports: Annual and semi annual reports contain more information about the Fund's investments and the market conditions and investment strategies that significantly affected the Fund's performance during the most recent fiscal period.
How to Obtain Information: You may obtain a free copy of the SAI or annual and semi annual reports, and ask questions about the Fund or your accounts, online at VictorySharesLiterature.com, by contacting the Fund at the following address or telephone number, or by contacting your financial intermediary.
By telephone:
Call VictoryShares at
866-376-7890
You also can get information about the Fund (including the SAI and other reports) from the Securities and Exchange Commission (SEC) on the SEC’s Edgar database at sec.gov, or after paying a duplicating fee, by electronic request sent to the following e-mail address: publicinfo@sec.gov.
Investment Company Act File Number 811-22696

November 1, 2023
Prospectus
VictoryShares US Value Momentum ETF (ULVM)
VictoryShares US Small Mid Cap Value Momentum ETF (USVM)
VictoryShares International Value Momentum ETF (UIVM)
VictoryShares Emerging Markets Value Momentum ETF (UEVM)
Listed and traded on:
The Nasdaq Stock Market LLC
The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.
VictorySharesLiterature.com
866-376-7890

VictoryShares US Value Momentum ETF Summary
Investment Objective
The VictoryShares US Value Momentum ETF (the “Fund”) seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Nasdaq Victory US Value Momentum Index (the “Index”).
Fund Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Shareholder Fees (paid directly from your investment)	None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.15%
Other Expenses	0.11%
Total Annual Fund Operating Expenses	0.26%
Fee Waiver/Expense Reimbursement[1]	(0.06)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement[1]	0.20%
1
Victory Capital Management Inc. (the “Adviser”) has contractually agreed to waive its management fee and/or reimburse expenses so that the total annual fund operating expenses (excluding certain items such as interest, taxes, and brokerage commissions) do not exceed 0.20% through at least October 31, 2024. The Adviser is permitted to recoup advisory fees waived and expenses reimbursed for up to three years after the date of the waiver or reimbursement, subject to the lesser of any operating expense limits in effect at the time of (a) the original waiver or expense reimbursement; or (b) the recoupment, after giving effect to the recoupment amount. This agreement may only be terminated by the Fund’s Board of Trustees.
Example:
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that (1) you invest $10,000 in the Fund for the time periods indicated and then sell or continue to hold all of your shares at the end of the period, (2) your investment has a 5% return each year, and (3) the Fund’s operating expenses remain the same. The amounts shown reflect any fee waiver/expense reimbursement in place through its expiration date. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$20	$78	$140	$325
Portfolio Turnover:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover will generally indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund’s performance. For the most recent fiscal year, the Fund’s portfolio turnover rate was 101% of the average value of its portfolio.
1

VictoryShares US Value Momentum ETF Summary
Principal Investment Strategy
Under normal circumstances, the Fund seeks to achieve its investment objective by investing at least 80% of its assets in securities in the Index. Nasdaq, Inc. (the “Index Provider”) constructs the Index in accordance with a rules-based methodology.
The Index is designed to deliver exposure to equity securities of large-capitalization U.S. issuers within the Nasdaq US Large Cap 500 Index (the “Parent Index”) that have higher exposure to value and momentum factors, while also maintaining moderate Index turnover and lower realized volatility than traditional capitalization-weighted indexes. The value factor indicates how attractively a stock is priced relative to its fundamentals, such as book value and free cash flow. A value score is derived from a company’s valuation ratios, e.g., price-to-earnings, share price-to-book value, and price to operating cash flow. The momentum factor indicates whether changes in a company’s share price are trending up or down. A momentum score is calculated using a security’s price trends over the last six months and last 12 months (except the previous month), adjusted for volatility. A security is only evaluated within a single sector.
The Index Provider ranks each stock of the Parent Index based on its value and momentum scores, relative to their sector classification, and creates a composite score for each stock by equally weighting the stock’s value and momentum score. The Index Provider then selects the top 25% of the ranked stocks of the Parent Index based on their composite scores for inclusion in the Index. The constituents are weighted such that securities with lower realized volatility are given higher Index weights. The Index rebalances quarterly, and is reconstituted quarterly. As of September 30, 2023, the Index included 125 securities, and the market capitalization of the issuers in the Index ranged from $8.2 billion to $2.3 trillion. The number of securities and range may change from time to time.
The Fund generally seeks to track the returns of the Index before fees and expenses by employing a replication strategy that seeks to hold all the stocks in the Index. The Fund also may invest up to 20% of its assets in instruments other than the securities in the Index, which the Adviser believes will help the Fund track the Index. Such instruments may include derivatives, including index futures, which the Fund may use for cash management (attempting to remain fully invested while maintaining liquidity) or to gain exposure to an investment in a manner other than investing in the asset directly.
The Fund will concentrate its investments (i.e., hold more than 25% of its assets) in a particular industry or group of industries to the extent that the Index is concentrated. As of the date of this Prospectus, the Fund is not concentrated in any industry or group of industries. The degree to which certain sectors, industries, or asset classes are represented in the Index may change over time.
Principal Risks of Investing in the Fund
The Fund’s investments are subject to the following principal risks:
Equity Securities Risk — The value of the equity securities in which the Fund invests may decline in response to developments affecting individual companies and/or general economic conditions in the United States or abroad. A company's earnings or dividends may not increase as expected (or may decline) because of poor management, competitive pressures, reliance on particular suppliers or geographical regions, labor problems or shortages, corporate restructurings, fraudulent disclosures, man-made or natural disasters, military confrontations or wars, terrorism, public health crises, or other events, conditions, and factors. Price changes may be temporary or last for extended periods.
Market Risk — Overall market risks may affect the value of the Fund. Domestic and international factors such as political events, war, terrorism, trade disputes, inflation rates, interest rate levels, and other fiscal and monetary policy changes; cybersecurity incidents, pandemics, and other public health crises; sanctions against a particular foreign country, its nationals, businesses, or industries; and related geopolitical events, as well as environmental disasters such as earthquakes, fires, and floods, or other catastrophes, may add to instability in global economies and markets generally, and may lead to increased market volatility. Global economies and financial markets are highly interconnected,
2

VictoryShares US Value Momentum ETF Summary
which increases the possibility that conditions in one country or region might adversely affect issuers in another country or region. The impact of these and other factors may be short-term or may last for extended periods.
Mid-Capitalization Stock Risk — Mid-sized companies may be subject to a number of risks not associated with larger, more established companies, potentially making their stock prices more volatile and increasing the risk of loss.
Large-Capitalization Stock Risk — The securities of large-sized companies may underperform the securities of smaller-sized companies or the market as a whole. The growth rate of larger, more established companies may lag those of smaller companies, especially during periods of economic expansion.
Value Risk — Value investing entails investing in securities that are inexpensive relative to other securities based on ratios such as price to earnings or price to book. There may be periods when value investing is out of favor, and during which the investment performance of a fund using a value strategy may suffer. In addition, value stocks are subject to the risk that their intrinsic value may never be realized in the market.
Index Risk — The Fund attempts to track the performance of the Index. The Fund’s performance will be negatively affected by general declines in the securities and asset classes represented in the Index. In addition, because the Fund is not actively managed, unless a specific security is removed from the Index, the Fund generally will not sell a security because the security’s issuer was in financial trouble. The Fund also does not attempt to take defensive positions under any market conditions, including declining markets. Therefore, the Fund’s performance could be lower than funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline or a decline in the value of one or more issuers.
Passive Investment Risk — The Fund is not actively managed, and the Adviser does not take defensive positions under any market conditions, including declining markets.
Rebalancing Risk — In purchasing and selling securities to rebalance its portfolio, the Fund will pay more in brokerage commissions than it would without a rebalancing policy. As a result of the need to rebalance, the Fund also has less flexibility in the timing of purchases and sales of securities than it would otherwise, and the rebalancing may result in high portfolio turnover. While we will attempt to minimize any adverse impact to the Fund or its shareholders, the Fund may have a higher proportion of capital gains and a lower return than a fund that does not have a rebalancing policy. Errors in index data, index computations or the construction of the index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders.
Calculation Methodology Risk — The Index relies on various sources of information to assess the criteria of issuers included in the Index, including information that may be based on assumptions and estimates. Neither the Fund, the Index Provider, nor the Adviser can offer assurances that the Index’s calculation methodology or sources of information will provide an accurate assessment of included issuers or correct valuation of securities, nor can they guarantee the availability or timeliness of the production of the Index.
Tracking Error Risk — The Fund may be subject to tracking error, which is the divergence of the Fund’s performance from its index. Tracking error may occur because of, among other reasons, differences between the securities and other instruments held in the Fund’s portfolio and those included in the Index. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses, while the Index does not.
Exchange-Traded Fund (“ETF”) Structure Risk — The Fund is structured as an ETF and, as a result, is subject to special risks, including:
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VictoryShares US Value Momentum ETF Summary
◼
Not Individually Redeemable — The Fund’s shares are not individually redeemable and may be redeemed by the Fund at its net asset value per share (“NAV”) only in large blocks known as Creation Units. The Fund may incur brokerage costs purchasing enough shares to constitute a Creation Unit. Alternatively, the Fund may redeem your shares by selling them on the secondary market at prevailing market prices.
◼
Trading Issues — Trading in shares on the exchange operated by Nasdaq Stock Market LLC (the “Exchange”) may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in shares inadvisable, such as extraordinary market volatility. There can be no assurance that shares will continue to meet the listing requirements of the Exchange. There is no guarantee that an active secondary market will develop for the shares. In stressed market conditions, authorized participants may be unwilling to participate in the creation/redemption process, particularly if the market for shares becomes less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings, which may lead to widening of bid-ask spreads and differences between the market price of the shares and the underlying value of those shares.
◼
Market Price Variance Risk — The market prices of shares will fluctuate in response to changes in NAV and supply and demand for shares and will include a bid-ask spread charged by the exchange specialists, market makers, or other participants that trade the particular security. There may be times when the market price and the NAV vary significantly, particularly in times of market stress. This means that shares may trade at a premium or discount to NAV and bid-ask spreads may widen.
◼
Authorized Participants Concentration Risk — A limited number of financial institutions may be responsible for all or a significant portion of the creation and redemption activity for the Fund. If these firms exit the business or are unable or unwilling to process creation and/or redemption orders, shares may trade at a premium or discount to NAV and bid-ask spreads may widen.
◼
Intraday Indicative Value (“IIV”) Risk — The Exchange intends to disseminate the approximate per share value of the Fund’s published basket of securities (“Deposit Securities”) every 15 seconds (the “intraday indicative value” or “IIV”). The IIV is not a real-time update of the NAV per share of the Fund because the IIV may not be calculated in the same manner as the NAV. For example, the calculation of the NAV may be subject to fair valuation at different prices than those used in the calculations of the IIV and, unlike the calculation of NAV, the IIV does not take into account Fund expenses. The IIV calculations are based on local market prices and may not reflect events that occur subsequent to the local market’s close which could affect premiums and discounts between the IIV and the market price of the shares. In addition, the IIV is based on the published Deposit Securities and not on the Fund’s actual holdings.
◼
Tax-Efficiency Risk — Redemptions of shares may be effected for cash, rather than in kind, which means that the Fund may need to sell portfolio securities in order to complete an in-cash redemption, and may recognize net gains on these sales. As a result, investments in the shares may be less tax-efficient than investments in ETFs that redeem solely or principally in kind, and the Fund may pay out higher annual capital gain distributions than if the in-kind redemption process was used.
Momentum Risk — Momentum investing entails investing more in securities that exhibit persistence in relative performance evidenced by better recent price performance compared to other securities. These securities may be more volatile than a broad cross-section of securities, and momentum may be an indicator that a security’s price is peaking. Momentum can turn quickly and cause significant variation from other types of investments. The Fund may experience significant losses if momentum stops, turns or otherwise behaves differently than predicted.
4

VictoryShares US Value Momentum ETF Summary
Large Shareholder Risk — Certain large shareholders, including other funds advised by the Adviser, may from time to time own a substantial amount of the Fund’s shares. The actions by one shareholder or multiple shareholders may have an impact on the Fund and, therefore, indirectly on other shareholders. Shareholder purchase and redemption activity may affect the per share amount of the Fund’s distributions of its net investment income and net realized capital gains, if any, thereby affecting the tax burden on the Fund’s shareholders subject to federal income tax. To the extent a larger shareholder (including, for example, an affiliated fund that operates as a fund-of-funds or 529 college savings plan) is permitted to invest in the Fund, the Fund may experience large inflows or outflows of cash from time to time. This activity could magnify these adverse effects on the Fund.
Concentration and Sector Risk — In following its methodology, the Index from time to time may be concentrated to a significant degree in securities of issuers located in a single industry or sector. To the extent that the Index concentrates in the securities of issuers in a particular industry or sector, the Fund also can be expected to concentrate its investments to approximately the same extent. By concentrating its investments in an industry or sector, the Fund may face more risks than if it were diversified broadly over numerous industries or sectors. If the Index is not concentrated in a particular industry or sector, the Fund will not concentrate in a particular industry or sector.
Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the investments in which the Fund invests, the Fund might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of the Adviser. Markets for the investments in which the Fund invests may be disrupted by a number of events, including but not limited to economic crises, natural disasters, new legislation, or regulatory changes, and may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with the Index.
Valuation Risk — The sale price the Fund could receive for a security may differ from the Fund’s valuation of the security and may differ from the value used by the Index, particularly for securities that trade in low volume or volatile markets or that are valued using a fair value methodology. The Fund relies on various sources to calculate its NAV. The information may be provided by third parties that are believed to be reliable, but the information may not be accurate due to errors by such pricing sources, technological issues, or otherwise.
Derivatives Risk — Derivatives, including futures contracts, may involve risks different from, or greater than, those associated with more traditional investments. In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage, and liquidity risks. Derivatives may create leverage and expose the Fund to additional levels of risk, including greater losses from investments and increased volatility, than would otherwise have been the case had the Fund not engaged in the activities that created the leverage. As a result of investing in derivatives, the Fund could lose more than the amount it invests. Derivatives may be highly illiquid, and the Fund may not be able to close out or sell a derivative position at a particular time or at an anticipated price. Derivatives also may be subject to counterparty risk, which includes the risk that the Fund may sustain a loss as a result of the insolvency or bankruptcy of, or other non-compliance by, the other party to the transaction.
Portfolio Turnover Risk — Higher portfolio turnover ratios resulting from additional purchases and sales of portfolio securities generally will result in higher transaction costs and Fund expenses and may result in more significant distributions of short-term capital gains to investors, which are taxed as ordinary income.
You may lose money by investing in the Fund. There is no guarantee that the Fund will achieve its objective. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
By itself, the Fund does not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to weather changes in the value of their investment.
5

VictoryShares US Value Momentum ETF Summary
Investment Performance
The bar chart and table that follow are intended to help you understand some of the risks of investing in the Fund. The bar chart shows you how the Fund’s calendar year performance has varied over the past 10 years (or the life of the Fund if shorter). The table compares the Fund’s average annual total returns over the same period to one or more broad measures of market performance. We assume reinvestment of dividends and distributions.
Performance information for the Fund prior to July 1, 2019, reflects the historical performance of the USAA MSCI USA Value Momentum Blend Index ETF, a series of USAA ETF Trust (the predecessor to the Fund managed by USAA Asset Management Company) (the “Predecessor Fund”). The Fund’s performance has not been restated to reflect any differences in expenses paid by the Predecessor Fund and those paid by the Fund.
Updated performance information is available on the Fund’s website at vcm.com.
Calendar Year Returns

40%
30%
20%
10%
0%
-10%
-20%
-12.10%
21.72%
4.06%
30.92%
-8.91%
2018
2019
2020
2021
2022

During the periods shown in the chart:	Returns	Quarter ended
Highest Quarter	18.55%	June 30, 2020
Lowest Quarter	-28.28%	March 31, 2020

Year-to-date return	-1.40%	September 30, 2023
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VictoryShares US Value Momentum ETF Summary

Average Annual Total Returns (For the Periods Ended December 31, 2022)	1 Year	5 Years	Life of Fund[1]
FUND
Before Taxes	-8.91%	5.83%	6.39%
After Taxes on Distributions	-9.32%	5.40%	5.94%
After Taxes on Distributions and Sale of Fund Shares	-4.98%	4.50%	4.94%
Indices
Nasdaq US 500 Large Cap Index reflects no deduction for fees, expenses, or taxes	-19.45%	9.24%	9.84%
Nasdaq Victory US Value Momentum Index reflects no deduction for fees, expenses, or taxes[2]	N/A	N/A	4.98%
Blended-Nasdaq Victory US Value Momentum Index/MSCI USA Select Value Momentum Blend Index reflects no deduction for fees, expenses, or taxes[3]	-8.65%	6.06%	6.62%
MSCI USA Select Value Momentum Blend Index reflects no deduction for fees, expenses, or taxes	-9.72%	5.81%	6.38%
1
Inception date of the Fund is October 24, 2017.
2
Performance Information is not available for periods prior to the Index's inception date of September 19, 2022. Life of Fund returns for the Index reflect performance of the Index from September 19, 2022, through December 31, 2022.
3
The Blended-Nasdaq Victory US Value Momentum Index/MSCI USA Select Value Momentum Blend Index performance reflects that of the MSCI USA Select Value Momentum Blend Index, the Fund's prior index, through November 1, 2022, and the Nasdaq Victory US Value Momentum Index from November 1, 2022, onward.
After-tax returns use the historical highest individual federal marginal income tax rates and do not reflect the effect of state and local taxes. In certain situations, the return after taxes on distributions and sale of fund shares may be higher than the other return amounts. A higher after-tax return may result when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant if you own your Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
Management of the Fund
Investment Adviser
Victory Capital Management Inc. (the “Adviser”) serves as the Fund’s investment adviser. The portfolio managers jointly and primarily responsible for day-to-day management of the Fund are members of the Adviser's Victory Solutions platform, which oversees the Adviser's rules-basedinvestment strategies.
Portfolio Management
	Title	Tenure with the Fund
Mannik Dhillon, CFA	President, VictoryShares and Solutions	Since 2019
Lance Humphrey, CFA	Portfolio Manager, VictoryShares and Solutions	Since 2017
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VictoryShares US Value Momentum ETF Summary
Purchase and Sale of Fund Shares
The Fund will issue and redeem shares at NAV only in large blocks of 50,000 shares (each block of shares is called a “Creation Unit”). Creation Units are issued and redeemed for cash and/or in-kind for securities by Authorized Participants (“APs”) that have entered into agreements with the Fund’s distributor. Except when aggregated in Creation Units, shares are not redeemable securities of the Fund.
Shares of the Fund are listed for trading on the Exchange. Individual shares may only be purchased and sold in the secondary market through a broker or dealer at a market price. Because shares of the Fund trade at market prices rather than NAV, shares may trade at a price that is greater than (a premium), at, or less than (a discount) NAV. An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares (bid) and the lowest price a seller is willing to accept for shares (ask) when buying or selling shares in the secondary market (the “bid-ask spread”).
For recent information about the Fund, including the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, visit vcm.com.
Tax Information
The Fund’s distributions generally are taxable as ordinary income, qualified dividend income, or capital gains. A sale of shares may result in a capital gain or loss.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares through an account maintained by a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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VictoryShares US Small Mid Cap Value Momentum ETF Summary
Investment Objective
The VictoryShares US Small Mid Cap Value Momentum ETF (the “Fund”) seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Nasdaq Victory US Small Mid Cap Value Momentum Index (the “Index”).
Fund Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Shareholder Fees (paid directly from your investment)	None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.15%
Other Expenses	0.12%
Total Annual Fund Operating Expenses	0.27%
Fee Waiver/Expense Reimbursement[1]	(0.02)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement[1]	0.25%
1
Victory Capital Management Inc. (the “Adviser”) has contractually agreed to waive its management fee and/or reimburse expenses so that the total annual fund operating expenses (excluding certain items such as interest, taxes, and brokerage commissions) do not exceed 0.25% through at least October 31, 2024. The Adviser is permitted to recoup advisory fees waived and expenses reimbursed for up to three years after the date of the waiver or reimbursement, subject to the lesser of any operating expense limits in effect at the time of (a) the original waiver or expense reimbursement; or (b) the recoupment, after giving effect to the recoupment amount. This agreement may only be terminated by the Fund’s Board of Trustees.
Example:
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that (1) you invest $10,000 in the Fund for the time periods indicated and then sell or continue to hold all of your shares at the end of the period, (2) your investment has a 5% return each year, and (3) the Fund’s operating expenses remain the same. The amounts shown reflect any fee waiver/expense reimbursement in place through its expiration date. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$26	$85	$150	$341
Portfolio Turnover:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover will generally indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund’s performance. For the most recent fiscal year, the Fund’s portfolio turnover rate was 126% of the average value of its portfolio.
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VictoryShares US Small Mid Cap Value Momentum ETF Summary
Principal Investment Strategy
Under normal circumstances, the Fund seeks to achieve its investment objective by investing at least 80% of its assets in securities in the Index. Nasdaq, Inc. (the “Index Provider”) constructs the Index in accordance with a rules-based methodology. The Index is comprised solely of securities issued by U.S. small- and mid-capitalization companies.
The Index is designed to deliver exposure to equity securities of small- and mid-capitalization U.S. issuers within the Nasdaq US 1300 Small Mid Cap Index (the “Parent Index”) that have higher exposure to value and momentum factors while also maintaining moderate Index turnover and lower realized volatility than traditional capitalization weighted indexes. The value factor indicates how attractively a stock is priced relative to its fundamentals, such as book value and free cash flow. A value score is derived from a company’s valuation ratios, e.g., price to earnings, share price to book value, and price to operating cash flow. The momentum factor indicates whether changes in a company’s share price are trending up or down. A momentum score is calculated using a security’s price trends over the last six months and last 12 months (except the previous month), adjusted for volatility. A security is only evaluated within a single industry or sector. A liquidity filter is applied to screen out securities with low liquidity. Securities generally are filtered by selecting the top 90% by count of securities in the Parent Index, based on the highest 12-month annualized traded value.
The Index Provider ranks each stock of the Parent Index based on its value and momentum scores, relative to their sector classification, and creates a composite score for each stock by equally weighting the stock’s value and momentum score. The Index Provider then selects the top 25% of the ranked stocks of the Parent Index based on their composite scores for inclusion in the Index. The constituents are weighted such that securities with lower realized volatility are given higher Index weights. The Index rebalances quarterly, and is reconstituted quarterly. As of September 30, 2023, the Index included 292 securities, and the market capitalization of the issuers in the Index ranged from $0.8 billion to $14.2 billion. The number of securities and range may change from time to time.
The Fund generally seeks to track the returns of the Index before fees and expenses by employing a replication strategy that seeks to hold all the stocks in the Index. The Fund also may invest up to 20% of its assets in instruments other than the securities in the Index, which the Adviser believes will help the Fund track the Index. Such instruments may include derivatives, including index futures, which the Fund may use for cash management (attempting to remain fully invested while maintaining liquidity) or to gain exposure to an investment in a manner other than investing in the asset directly.
The Fund will concentrate its investments (i.e., hold more than 25% of its assets) in a particular industry or group of industries to the extent that the Index is concentrated. As of the date of this Prospectus, the Fund is not concentrated in any industry or group of industries. The degree to which certain sectors, industries, or asset classes are represented in the Index may change over time.
Principal Risks of Investing in the Fund
The Fund’s investments are subject to the following principal risks:
Equity Securities Risk — The value of the equity securities in which the Fund invests may decline in response to developments affecting individual companies and/or general economic conditions in the United States or abroad. A company's earnings or dividends may not increase as expected (or may decline) because of poor management, competitive pressures, reliance on particular suppliers or geographical regions, labor problems or shortages, corporate restructurings, fraudulent disclosures, man-made or natural disasters, military confrontations or wars, terrorism, public health crises, or other events, conditions, and factors. Price changes may be temporary or last for extended periods.
Market Risk — Overall market risks may affect the value of the Fund. Domestic and international factors such as political events, war, terrorism, trade disputes, inflation rates, interest rate levels, and other fiscal and monetary policy changes; cybersecurity incidents, pandemics, and other public health crises; sanctions against a particular foreign country, its nationals, businesses, or industries; and
10

VictoryShares US Small Mid Cap Value Momentum ETF Summary
related geopolitical events, as well as environmental disasters such as earthquakes, fires, and floods, or other catastrophes, may add to instability in global economies and markets generally, and may lead to increased market volatility. Global economies and financial markets are highly interconnected, which increases the possibility that conditions in one country or region might adversely affect issuers in another country or region. The impact of these and other factors may be short-term or may last for extended periods.
Small-Capitalization Stock Risk — Investments in small-capitalization companies involve greater risks than those associated with larger, more established companies. These securities may be subject to more abrupt or erratic price movements and may lack sufficient market liquidity, making it difficult for a Fund to buy and sell them at the time and price desired, and these issuers often face greater business risks. Small-capitalization companies typically are less financially stable than larger, more established companies, and may depend on a small number of key personnel, making them vulnerable to loss of personnel. These companies also generally have less diverse product lines than larger capitalization companies and are more susceptible to adverse developments related to their products.
Mid-Capitalization Stock Risk — Mid-sized companies may be subject to a number of risks not associated with larger, more established companies, potentially making their stock prices more volatile and increasing the risk of loss.
Value Risk — Value investing entails investing in securities that are inexpensive relative to other securities based on ratios such as price to earnings or price to book. There may be periods when value investing is out of favor, and during which the investment performance of a fund using a value strategy may suffer. In addition, value stocks are subject to the risk that their intrinsic value may never be realized in the market.
Index Risk — The Fund attempts to track the performance of the Index. The Fund’s performance will be negatively affected by general declines in the securities and asset classes represented in the Index. In addition, because the Fund is not actively managed, unless a specific security is removed from the Index, the Fund generally will not sell a security because the security’s issuer was in financial trouble. The Fund also does not attempt to take defensive positions under any market conditions, including declining markets. Therefore, the Fund’s performance could be lower than funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline or a decline in the value of one or more issuers.
Passive Investment Risk — The Fund is not actively managed, and the Adviser does not take defensive positions under any market conditions, including declining markets.
Rebalancing Risk — In purchasing and selling securities to rebalance its portfolio, the Fund will pay more in brokerage commissions than it would without a rebalancing policy. As a result of the need to rebalance, the Fund also has less flexibility in the timing of purchases and sales of securities than it would otherwise, and the rebalancing may result in high portfolio turnover. While we will attempt to minimize any adverse impact to the Fund or its shareholders, the Fund may have a higher proportion of capital gains and a lower return than a fund that does not have a rebalancing policy. Errors in index data, index computations or the construction of the index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders.
Calculation Methodology Risk — The Index relies on various sources of information to assess the criteria of issuers included in the Index, including information that may be based on assumptions and estimates. Neither the Fund, the Index Provider, nor the Adviser can offer assurances that the Index’s calculation methodology or sources of information will provide an accurate assessment of included issuers or correct valuation of securities, nor can they guarantee the availability or timeliness of the production of the Index.
11

VictoryShares US Small Mid Cap Value Momentum ETF Summary
Tracking Error Risk — The Fund may be subject to tracking error, which is the divergence of the Fund’s performance from its index. Tracking error may occur because of, among other reasons, differences between the securities and other instruments held in the Fund’s portfolio and those included in the Index. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses, while the Index does not.
Exchange-Traded Fund (“ETF”) Structure Risk — The Fund is structured as an ETF and, as a result, is subject to special risks, including:
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Not Individually Redeemable — The Fund’s shares are not individually redeemable and may be redeemed by the Fund at its net asset value per share (“NAV”) only in large blocks known as Creation Units. The Fund may incur brokerage costs purchasing enough shares to constitute a Creation Unit. Alternatively, the Fund may redeem your shares by selling them on the secondary market at prevailing market prices.
◼
Trading Issues — Trading in shares on the exchange operated by Nasdaq Stock Market LLC (the “Exchange”) may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in shares inadvisable, such as extraordinary market volatility. There can be no assurance that shares will continue to meet the listing requirements of the Exchange. There is no guarantee that an active secondary market will develop for the shares. In stressed market conditions, authorized participants may be unwilling to participate in the creation/redemption process, particularly if the market for shares becomes less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings, which may lead to widening of bid-ask spreads and differences between the market price of the shares and the underlying value of those shares.
◼
Market Price Variance Risk — The market prices of shares will fluctuate in response to changes in NAV and supply and demand for shares and will include a bid-ask spread charged by the exchange specialists, market makers, or other participants that trade the particular security. There may be times when the market price and the NAV vary significantly, particularly in times of market stress. This means that shares may trade at a premium or discount to NAV and bid-ask spreads may widen.
◼
Authorized Participants Concentration Risk — A limited number of financial institutions may be responsible for all or a significant portion of the creation and redemption activity for the Fund. If these firms exit the business or are unable or unwilling to process creation and/or redemption orders, shares may trade at a premium or discount to NAV and bid-ask spreads may widen.
◼
Intraday Indicative Value (“IIV”) Risk — The Exchange intends to disseminate the approximate per share value of the Fund’s published basket of securities (“Deposit Securities”) every 15 seconds (the “intraday indicative value” or “IIV”). The IIV is not a real-time update of the NAV per share of the Fund because the IIV may not be calculated in the same manner as the NAV. For example, the calculation of the NAV may be subject to fair valuation at different prices than those used in the calculations of the IIV and, unlike the calculation of NAV, the IIV does not take into account Fund expenses. The IIV calculations are based on local market prices and may not reflect events that occur subsequent to the local market’s close which could affect premiums and discounts between the IIV and the market price of the shares. In addition, the IIV is based on the published Deposit Securities and not on the Fund’s actual holdings.
◼
Tax-Efficiency Risk — Redemptions of shares may be effected for cash, rather than in kind, which means that the Fund may need to sell portfolio securities in order to complete an in-cash redemption, and may recognize net gains on these sales. As a result, investments in the shares may be less tax-efficient than investments in ETFs that redeem solely or principally in kind, and the Fund may pay out higher annual capital gain distributions than if the in-kind redemption process was used.
12

VictoryShares US Small Mid Cap Value Momentum ETF Summary
Momentum Risk — Momentum investing entails investing more in securities that exhibit persistence in relative performance evidenced by better recent price performance compared to other securities. These securities may be more volatile than a broad cross-section of securities, and momentum may be an indicator that a security’s price is peaking. Momentum can turn quickly and cause significant variation from other types of investments. The Fund may experience significant losses if momentum stops, turns or otherwise behaves differently than predicted.
Large Shareholder Risk — Certain large shareholders, including other funds advised by the Adviser, may from time to time own a substantial amount of the Fund’s shares. The actions by one shareholder or multiple shareholders may have an impact on the Fund and, therefore, indirectly on other shareholders. Shareholder purchase and redemption activity may affect the per share amount of the Fund’s distributions of its net investment income and net realized capital gains, if any, thereby affecting the tax burden on the Fund’s shareholders subject to federal income tax. To the extent a larger shareholder (including, for example, an affiliated fund that operates as a fund-of-funds or 529 college savings plan) is permitted to invest in the Fund, the Fund may experience large inflows or outflows of cash from time to time. This activity could magnify these adverse effects on the Fund.
Concentration and Sector Risk — In following its methodology, the Index from time to time may be concentrated to a significant degree in securities of issuers located in a single industry or sector. To the extent that the Index concentrates in the securities of issuers in a particular industry or sector, the Fund also can be expected to concentrate its investments to approximately the same extent. By concentrating its investments in an industry or sector, the Fund may face more risks than if it were diversified broadly over numerous industries or sectors. If the Index is not concentrated in a particular industry or sector, the Fund will not concentrate in a particular industry or sector.
Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the investments in which the Fund invests, the Fund might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of the Adviser. Markets for the investments in which the Fund invests may be disrupted by a number of events, including but not limited to economic crises, natural disasters, new legislation, or regulatory changes, and may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with the Index.
Valuation Risk — The sale price the Fund could receive for a security may differ from the Fund’s valuation of the security and may differ from the value used by the Index, particularly for securities that trade in low volume or volatile markets or that are valued using a fair value methodology. The Fund relies on various sources to calculate its NAV. The information may be provided by third parties that are believed to be reliable, but the information may not be accurate due to errors by such pricing sources, technological issues, or otherwise.
Derivatives Risk — Derivatives, including futures contracts, may involve risks different from, or greater than, those associated with more traditional investments. In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage, and liquidity risks. Derivatives may create leverage and expose the Fund to additional levels of risk, including greater losses from investments and increased volatility, than would otherwise have been the case had the Fund not engaged in the activities that created the leverage. As a result of investing in derivatives, the Fund could lose more than the amount it invests. Derivatives may be highly illiquid, and the Fund may not be able to close out or sell a derivative position at a particular time or at an anticipated price. Derivatives also may be subject to counterparty risk, which includes the risk that the Fund may sustain a loss as a result of the insolvency or bankruptcy of, or other non-compliance by, the other party to the transaction.
Portfolio Turnover Risk — Higher portfolio turnover ratios resulting from additional purchases and sales of portfolio securities generally will result in higher transaction costs and Fund expenses and may result in more significant distributions of short-term capital gains to investors, which are taxed as ordinary income.
13

VictoryShares US Small Mid Cap Value Momentum ETF Summary
You may lose money by investing in the Fund. There is no guarantee that the Fund will achieve its objective. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
By itself, the Fund does not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to weather changes in the value of their investment.
Investment Performance
The bar chart and table that follow are intended to help you understand some of the risks of investing in the Fund. The bar chart shows you how the Fund’s calendar year performance has varied over the past 10 years (or the life of the Fund if shorter). The table compares the Fund’s average annual total returns over the same period to one or more broad measures of market performance. We assume reinvestment of dividends and distributions.
Performance information for the Fund prior to July 1, 2019, reflects the historical performance of the USAA MSCI USA Small Cap Value Momentum Blend Index ETF, a series of USAA ETF Trust (the predecessor to the Fund managed by USAA Asset Management Company) (the “Predecessor Fund”). The Fund’s performance has not been restated to reflect any differences in expenses paid by the Predecessor Fund and those paid by the Fund.
Updated performance information is available on the Fund’s website at vcm.com.
Calendar Year Returns

30%
20%
10%
0%
-10%
-20%
21.63%
24.51%
11.61%
-9.27%
-13.24%
2018
2019
2020
2021
2022

During the periods shown in the chart:	Returns	Quarter ended
Highest Quarter	24.20%	June 30, 2020
Lowest Quarter	-32.02%	March 31, 2020

Year-to-date return	5.06%	September 30, 2023
14

VictoryShares US Small Mid Cap Value Momentum ETF Summary

Average Annual Total Returns (For the Periods Ended December 31, 2022)	1 Year	5 Years	Life of Fund[1]
FUND
Before Taxes	-13.24%	5.88%	5.95%
After Taxes on Distributions	-13.53%	5.47%	5.53%
After Taxes on Distributions and Sale of Fund Shares	-7.63%	4.48%	4.54%
Indices
Nasdaq US 1300 Small Mid Cap Index reflects no deduction for fees, expenses, or taxes[2]	N/A	N/A	-1.91%
Nasdaq Victory US Small Mid Cap Value Momentum Index reflects no deduction for fees, expenses, or taxes[3]	N/A	N/A	2.05%
Blended-Nasdaq Victory US Small Mid Cap Value Momentum Index/MSCI USA Small Cap Select Value Momentum Blend Index reflects no deduction for fees, expenses, or taxes[4]	-12.80%	6.22%	6.29%
MSCI USA Small Cap Select Value Momentum Blend Index reflects no deduction for fees, expenses, or taxes	-13.41%	6.07%	6.15%
1
Inception date of the Fund is October 24, 2017.
2
Performance Information is not available for periods prior to the Nasdaq US 1300 Small Mid Cap Index's inception date of November 1, 2022. Life of Fund returns for the index reflect performance of the index from November 1, 2022, through December 31, 2022.
3
Performance Information is not available for periods prior to the Index's inception date of September 19, 2022. Life of Fund returns for the Index reflect performance of the Index from September 19, 2022, through December 31, 2022.
4
The Blended-Nasdaq Victory US Small Mid Cap Value Momentum Index/MSCI USA Small Cap Select Value Momentum Blend Index performance reflects that of the MSCI USA Small Cap Select Value Momentum Blend Index, the Fund's prior index, through November 1, 2022, and the Nasdaq Victory US SMall Mid Cap Value Momentum Index from November 1, 2022, onward.
After-tax returns use the historical highest individual federal marginal income tax rates and do not reflect the effect of state and local taxes. In certain situations, the return after taxes on distributions and sale of fund shares may be higher than the other return amounts. A higher after-tax return may result when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant if you own your Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
Management of the Fund
Investment Adviser
Victory Capital Management Inc. (the “Adviser”) serves as the Fund’s investment adviser. The portfolio managers jointly and primarily responsible for day-to-day management of the Fund are members of the Adviser's Victory Solutions platform, which oversees the Adviser's rules-basedinvestment strategies.
Portfolio Management
	Title	Tenure with the Fund
Mannik Dhillon, CFA	President, VictoryShares and Solutions	Since 2019
Lance Humphrey, CFA	Portfolio Manager, VictoryShares and Solutions	Since 2017
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VictoryShares US Small Mid Cap Value Momentum ETF Summary
Purchase and Sale of Fund Shares
The Fund will issue and redeem shares at NAV only in large blocks of 50,000 shares (each block of shares is called a “Creation Unit”). Creation Units are issued and redeemed for cash and/or in-kind for securities by Authorized Participants (“APs”) that have entered into agreements with the Fund’s distributor. Except when aggregated in Creation Units, shares are not redeemable securities of the Fund.
Shares of the Fund are listed for trading on the Exchange. Individual shares may only be purchased and sold in the secondary market through a broker or dealer at a market price. Because shares of the Fund trade at market prices rather than NAV, shares may trade at a price that is greater than (a premium), at, or less than (a discount) NAV. An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares (bid) and the lowest price a seller is willing to accept for shares (ask) when buying or selling shares in the secondary market (the “bid-ask spread”).
For recent information about the Fund, including the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, visit vcm.com.
Tax Information
The Fund’s distributions generally are taxable as ordinary income, qualified dividend income, or capital gains. A sale of shares may result in a capital gain or loss.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares through an account maintained by a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
16

VictoryShares International Value Momentum ETF Summary
Investment Objective
The VictoryShares International Value Momentum ETF (the “Fund”) seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Nasdaq Victory International Value Momentum Index (the “Index”).
Fund Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Shareholder Fees (paid directly from your investment)	None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.25%
Other Expenses	0.16%
Total Annual Fund Operating Expenses	0.41%
Fee Waiver/Expense Reimbursement[1]	(0.06)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement[1]	0.35%
1
Victory Capital Management Inc. (the “Adviser”) has contractually agreed to waive its management fee and/or reimburse expenses so that the total annual fund operating expenses (excluding certain items such as interest, taxes, and brokerage commissions) do not exceed 0.35% through at least October 31, 2024. The Adviser is permitted to recoup advisory fees waived and expenses reimbursed for up to three years after the date of the waiver or reimbursement, subject to the lesser of any operating expense limits in effect at the time of (a) the original waiver or expense reimbursement; or (b) the recoupment, after giving effect to the recoupment amount. This agreement may only be terminated by the Fund’s Board of Trustees.
Example:
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that (1) you invest $10,000 in the Fund for the time periods indicated and then sell or continue to hold all of your shares at the end of the period, (2) your investment has a 5% return each year, and (3) the Fund’s operating expenses remain the same. The amounts shown reflect any fee waiver/expense reimbursement in place through its expiration date. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$36	$126	$224	$512
Portfolio Turnover:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover will generally indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund’s performance. For the most recent fiscal year, the Fund’s portfolio turnover rate was 105% of the average value of its portfolio.
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VictoryShares International Value Momentum ETF Summary
Principal Investment Strategy
Under normal circumstances, the Fund seeks to achieve its investment objective by investing at least 80% of its assets in securities in the Index, depositary receipts on securities in the Index, and securities underlying depositary receipts in the Index. Nasdaq, Inc. (the “Index Provider”) constructs the Index in accordance with a rules-based methodology.
The Index is designed to deliver exposure to equity market performance in non-U.S. developed markets and provide higher exposure to value and momentum factors within the Nasdaq Developed Markets ex United States Large Mid Cap Index (the “Parent Index”) while also maintaining moderate Index turnover and lower realized volatility than traditional capitalization weighted indexes. The value factor indicates how attractively a stock is priced relative to its fundamentals, such as book value and free cash flow. A value score is derived from a company’s valuation ratios, e.g., price to earnings, share price to book value, and price to operating cash flow. The momentum factor indicates whether changes in a company’s share price are trending up or down. A momentum score is calculated using a security’s price trends over the last six months and last 12 months (except the previous month), adjusted for volatility. A security is only evaluated within a single industry or sector.
The Index Provider ranks each component of the Parent Index based on its value and momentum scores, relative to their sector classification, and creates a composite score for each stock by equally weighting the stock’s value and momentum score. The Index Provider then selects the top 25% of the ranked stocks of the Parent Index based on their composite scores for inclusion in the Index. The constituents are weighted such that securities with lower realized volatility are given higher Index weights. The Index rebalances quarterly, and is reconstituted quarterly. In order to limit over weighting, the Index has a defined a threshold of 5% relative to the Parent Index in geographic regions, as defined by the Index Provider. As of September 30, 2023, the Index included 240 securities, and the Index provided exposure to the following countries: Australia, Austria, Canada, China, Denmark, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, Netherlands, Norway, Singapore, South Korea, Spain, Sweden, Switzerland, and the United Kingdom. The number of securities and the countries to which the Index provides exposure may change from time to time.
The Index is comprised of equity securities, including American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”).
The Fund seeks to track the returns of the Index before fees and expenses by employing, under normal circumstances, a “sampling” process to invest in a representative sample of stocks included in the Index. The Fund’s portfolio managers select these stocks using a statistical optimization process designed to produce investment characteristics that closely approximate those of the Index.
The Fund also may invest up to 20% of its assets in instruments other than the securities in the Index, which the Adviser believes will help the Fund track the Index. Such instruments may include derivatives, including index futures, which the Fund may use for cash management (attempting to remain fully invested while maintaining liquidity) or to gain exposure to an investment in a manner other than investing in the asset directly.
The Fund will concentrate its investments (i.e., hold more than 25% of its assets) in a particular industry or group of industries to the extent that the Index is concentrated. As of the date of this Prospectus, the Fund is not concentrated in any industry or group of industries. The degree to which certain sectors, industries, or asset classes are represented in the Index may change over time.
18

VictoryShares International Value Momentum ETF Summary
Principal Risks of Investing in the Fund
The Fund’s investments are subject to the following principal risks:
Equity Securities Risk — The value of the equity securities in which the Fund invests may decline in response to developments affecting individual companies and/or general economic conditions in the United States or abroad. A company's earnings or dividends may not increase as expected (or may decline) because of poor management, competitive pressures, reliance on particular suppliers or geographical regions, labor problems or shortages, corporate restructurings, fraudulent disclosures, man-made or natural disasters, military confrontations or wars, terrorism, public health crises, or other events, conditions, and factors. Price changes may be temporary or last for extended periods.
Market Risk — Overall market risks may affect the value of the Fund. Domestic and international factors such as political events, war, terrorism, trade disputes, inflation rates, interest rate levels, and other fiscal and monetary policy changes; cybersecurity incidents, pandemics, and other public health crises; sanctions against a particular foreign country, its nationals, businesses, or industries; and related geopolitical events, as well as environmental disasters such as earthquakes, fires, and floods, or other catastrophes, may add to instability in global economies and markets generally, and may lead to increased market volatility. Global economies and financial markets are highly interconnected, which increases the possibility that conditions in one country or region might adversely affect issuers in another country or region. The impact of these and other factors may be short-term or may last for extended periods.
Fixed Income Risk — The value of the Fund's direct or indirect investments in fixed income securities changes in response to various factors, including, for example, market-related factors (such as changes in interest rates or changes in the risk appetite of investors generally) and changes in the actual or perceived ability of the issuer (or of issuers generally) to meet its (or their) obligations.
Geographic Risk — To the extent the Index focuses its investments in issuers located in a particular country or region, the Fund is subject to greater risks of volatile economic cycles and/or conditions and developments that may be particular to that country or region. For example, the Fund may be subject to greater risk of adverse securities markets, exchange rates, social, political, regulatory, economic, business, environmental or other developments, or natural disasters.
Currency Risk — Investments in foreign currencies and in securities that trade in, or receive revenues in, or in derivatives that provide exposure to foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar. Any such decline may erode or reverse any potential gains from an investment in securities denominated in foreign currency or may widen existing loss. Currency rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates; intervention (or the failure to intervene) by governments, central banks or supranational entities; the imposition of currency controls; or other political developments in the United States or abroad.
Depositary Receipts Risk — Foreign securities may trade in the form of depositary receipts, which include ADRs and GDRs (collectively “Depositary Receipts”). To the extent the Fund acquires Depositary Receipts through banks which do not have a contractual relationship with the foreign issuer of the security underlying the Depositary Receipts to issue and service such unsponsored Depositary Receipts, the Fund may not be aware of and be able to respond to corporate actions such as stock splits or rights offerings involving the foreign issuer in a timely manner. In addition, the lack of information may result in inefficiencies in the valuation of such instruments. Investment in Depositary Receipts does not eliminate all the risks inherent in investing in securities of non-U.S. issuers. The market value of Depositary Receipts depends on the market value of the underlying securities and fluctuations in the relative value of the currencies in which the Depositary Receipts and the underlying securities are quoted.
◼
Investments in Depositary Receipts may be less liquid and more volatile than the underlying securities in their primary trading market.
19

VictoryShares International Value Momentum ETF Summary
◼
If a Depositary Receipt is denominated in a different currency than its underlying securities, the Fund will be subject to the currency risk of both the investment in the Depositary Receipt and the underlying security.
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Holders of Depositary Receipts may have limited or no rights to take action with respect to the underlying securities or to compel the issuer of the receipts to take action.
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The prices of Depositary Receipts may differ from the prices of securities upon which they are based.
◼
To the extent the Fund invests in Depositary Receipts based on securities included in the Index, such differences in prices may increase index tracking risk.
Mid-Capitalization and Small-Capitalization Stock Risk — Investments in mid-capitalization and small-capitalization companies involve greater risks than those associated with larger, more established companies. These securities may be subject to more abrupt or erratic price movements and may lack sufficient market liquidity, and these issuers often face greater business risks.
Large-Capitalization Stock Risk — The securities of large-sized companies may underperform the securities of smaller-sized companies or the market as a whole. The growth rate of larger, more established companies may lag those of smaller companies, especially during periods of economic expansion.
Value Risk — Value investing entails investing in securities that are inexpensive relative to other securities based on ratios such as price to earnings or price to book. There may be periods when value investing is out of favor, and during which the investment performance of a fund using a value strategy may suffer. In addition, value stocks are subject to the risk that their intrinsic value may never be realized in the market.
Index Risk — The Fund attempts to track the performance of the Index. The Fund’s performance will be negatively affected by general declines in the securities and asset classes represented in the Index. In addition, because the Fund is not actively managed, unless a specific security is removed from the Index, the Fund generally will not sell a security because the security’s issuer was in financial trouble. The Fund also does not attempt to take defensive positions under any market conditions, including declining markets. Therefore, the Fund’s performance could be lower than funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline or a decline in the value of one or more issuers.
Passive Investment Risk — The Fund is not actively managed, and the Adviser does not take defensive positions under any market conditions, including declining markets.
Rebalancing Risk — In purchasing and selling securities to rebalance its portfolio, the Fund will pay more in brokerage commissions than it would without a rebalancing policy. As a result of the need to rebalance, the Fund also has less flexibility in the timing of purchases and sales of securities than it would otherwise, and the rebalancing may result in high portfolio turnover. While we will attempt to minimize any adverse impact to the Fund or its shareholders, the Fund may have a higher proportion of capital gains and a lower return than a fund that does not have a rebalancing policy. Errors in index data, index computations or the construction of the index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders.
Calculation Methodology Risk — The Index relies on various sources of information to assess the criteria of issuers included in the Index, including information that may be based on assumptions and estimates. Neither the Fund, the Index Provider, nor the Adviser can offer assurances that the Index’s calculation methodology or sources of information will provide an accurate assessment of included issuers or correct valuation of securities, nor can they guarantee the availability or timeliness of the production of the Index.
20

VictoryShares International Value Momentum ETF Summary
Tracking Error Risk — The Fund may be subject to tracking error, which is the divergence of the Fund’s performance from its index. Tracking error may occur because of, among other reasons, differences between the securities and other instruments held in the Fund’s portfolio and those included in the Index. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses, while the Index does not. The Fund’s use of representative sampling may cause the tracking error to be higher than would be the case if the Fund purchased all of the securities in the Index.
Exchange-Traded Fund (“ETF”) Structure Risk — The Fund is structured as an ETF and, as a result, is subject to special risks, including:
◼
Not Individually Redeemable — The Fund’s shares are not individually redeemable and may be redeemed by the Fund at its net asset value per share (“NAV”) only in large blocks known as Creation Units. The Fund may incur brokerage costs purchasing enough shares to constitute a Creation Unit. Alternatively, the Fund may redeem your shares by selling them on the secondary market at prevailing market prices.
◼
Trading Issues — Trading in shares on the exchange operated by Nasdaq Stock Market LLC (the “Exchange”) may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in shares inadvisable, such as extraordinary market volatility. There can be no assurance that shares will continue to meet the listing requirements of the Exchange. There is no guarantee that an active secondary market will develop for the shares. In stressed market conditions, authorized participants may be unwilling to participate in the creation/redemption process, particularly if the market for shares becomes less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings, which may lead to widening of bid-ask spreads and differences between the market price of the shares and the underlying value of those shares.
◼
Market Price Variance Risk — The market prices of shares will fluctuate in response to changes in NAV and supply and demand for shares and will include a bid-ask spread charged by the exchange specialists, market makers, or other participants that trade the particular security. There may be times when the market price and the NAV vary significantly, particularly in times of market stress. This means that shares may trade at a premium or discount to NAV and bid-ask spreads may widen.
◼
International Closed Market Trading Risk — Many of the Fund’s underlying securities trade on foreign exchanges that are closed when the Exchange is open; consequently, events may transpire while such foreign exchanges are closed but the Exchange is open that may change the value of such underlying securities relative to their last quoted prices on such foreign exchanges.
◼
Authorized Participants Concentration Risk — A limited number of financial institutions may be responsible for all or a significant portion of the creation and redemption activity for the Fund. If these firms exit the business or are unable or unwilling to process creation and/or redemption orders, shares may trade at a premium or discount to NAV and bid-ask spreads may widen.
◼
Intraday Indicative Value (“IIV”) Risk — The Exchange intends to disseminate the approximate per share value of the Fund’s published basket of securities (“Deposit Securities”) every 15 seconds (the “intraday indicative value” or “IIV”). The IIV is not a real-time update of the NAV per share of the Fund because the IIV may not be calculated in the same manner as the NAV. For example, the calculation of the NAV may be subject to fair valuation at different prices than those used in the calculations of the IIV and, unlike the calculation of NAV, the IIV does not take into account Fund expenses. The IIV calculations are based on local market prices and may not reflect events that occur subsequent to the local market’s close which could affect premiums and discounts between the IIV and the market price of the shares. In addition, the IIV is based on the published Deposit Securities and not on the Fund’s actual holdings.
21

VictoryShares International Value Momentum ETF Summary
◼
Tax-Efficiency Risk — Redemptions of shares may be effected for cash, rather than in kind, which means that the Fund may need to sell portfolio securities in order to complete an in-cash redemption, and may recognize net gains on these sales. As a result, investments in the shares may be less tax-efficient than investments in ETFs that redeem solely or principally in kind, and the Fund may pay out higher annual capital gain distributions than if the in-kind redemption process was used.
Sampling Risk — The Fund’s use of a representative sampling approach, if used, could result in it holding a smaller number of securities than are in the Index. As a result, an adverse development with an issuer or a small number of issuers of securities held by the Fund could result in a greater decline in NAV than would be the case if the Fund held all of the securities in the Index. To the extent the assets in the Fund are smaller, these risks will be greater.
Momentum Risk — Momentum investing entails investing more in securities that exhibit persistence in relative performance evidenced by better recent price performance compared to other securities. These securities may be more volatile than a broad cross-section of securities, and momentum may be an indicator that a security’s price is peaking. Momentum can turn quickly and cause significant variation from other types of investments. The Fund may experience significant losses if momentum stops, turns or otherwise behaves differently than predicted.
Large Shareholder Risk — Certain large shareholders, including other funds advised by the Adviser, may from time to time own a substantial amount of the Fund’s shares. The actions by one shareholder or multiple shareholders may have an impact on the Fund and, therefore, indirectly on other shareholders. Shareholder purchase and redemption activity may affect the per share amount of the Fund’s distributions of its net investment income and net realized capital gains, if any, thereby affecting the tax burden on the Fund’s shareholders subject to federal income tax. To the extent a larger shareholder (including, for example, an affiliated fund that operates as a fund-of-funds or 529 college savings plan) is permitted to invest in the Fund, the Fund may experience large inflows or outflows of cash from time to time. This activity could magnify these adverse effects on the Fund.
Concentration and Sector Risk — In following its methodology, the Index from time to time may be concentrated to a significant degree in securities of issuers located in a single industry or sector. To the extent that the Index concentrates in the securities of issuers in a particular industry or sector, the Fund also can be expected to concentrate its investments to approximately the same extent. By concentrating its investments in an industry or sector, the Fund may face more risks than if it were diversified broadly over numerous industries or sectors. If the Index is not concentrated in a particular industry or sector, the Fund will not concentrate in a particular industry or sector.
Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the investments in which the Fund invests, the Fund might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of the Adviser. Markets for the investments in which the Fund invests may be disrupted by a number of events, including but not limited to economic crises, natural disasters, new legislation, or regulatory changes, and may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with the Index.
Valuation Risk — The sale price the Fund could receive for a security may differ from the Fund’s valuation of the security and may differ from the value used by the Index, particularly for securities that trade in low volume or volatile markets or that are valued using a fair value methodology. The Fund relies on various sources to calculate its NAV. The information may be provided by third parties that are believed to be reliable, but the information may not be accurate due to errors by such pricing sources, technological issues, or otherwise.
Derivatives Risk — Derivatives, including futures contracts, may involve risks different from, or greater than, those associated with more traditional investments. In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage, and liquidity risks. Derivatives may create leverage and expose the Fund to
22

VictoryShares International Value Momentum ETF Summary
additional levels of risk, including greater losses from investments and increased volatility, than would otherwise have been the case had the Fund not engaged in the activities that created the leverage. As a result of investing in derivatives, the Fund could lose more than the amount it invests. Derivatives may be highly illiquid, and the Fund may not be able to close out or sell a derivative position at a particular time or at an anticipated price. Derivatives also may be subject to counterparty risk, which includes the risk that the Fund may sustain a loss as a result of the insolvency or bankruptcy of, or other non-compliance by, the other party to the transaction.
Portfolio Turnover Risk — Higher portfolio turnover ratios resulting from additional purchases and sales of portfolio securities generally will result in higher transaction costs and Fund expenses and may result in more significant distributions of short-term capital gains to investors, which are taxed as ordinary income.
You may lose money by investing in the Fund. There is no guarantee that the Fund will achieve its objective. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
By itself, the Fund does not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to weather changes in the value of their investment.
Investment Performance
The bar chart and table that follow are intended to help you understand some of the risks of investing in the Fund. The bar chart shows you how the Fund’s calendar year performance has varied over the past 10 years (or the life of the Fund if shorter). The table compares the Fund’s average annual total returns over the same period to one or more broad measures of market performance. We assume reinvestment of dividends and distributions.
Performance information for the Fund prior to July 1, 2019, reflects the historical performance of the USAA MSCI USA International Value Momentum Blend Index ETF, a series of USAA ETF Trust (the predecessor to the Fund managed by USAA Asset Management Company) (the “Predecessor Fund”). The Fund’s performance has not been restated to reflect any differences in expenses paid by the Predecessor Fund and those paid by the Fund. The Portfolio compares its performance to the Nasdaq Victory International Value Momentum Index, but previously compared its performance to the MSCI World Ex USA Index. The change of index reflects a change in the Investment Manager’s benchmark index across a broad range of similar strategies and products managed by the Investment Manager.
Updated performance information is available on the Fund’s website at vcm.com.
23

VictoryShares International Value Momentum ETF Summary
Calendar Year Returns

30%
20%
10%
0%
-10%
-20%
-30%
15.45%
11.73%
0.92%
-12.98%
-17.44%
2018
2019
2020
2021
2022

During the periods shown in the chart:	Returns	Quarter ended
Highest Quarter	16.95%	December 31, 2022
Lowest Quarter	-25.33%	March 31, 2020

Year-to-date return	6.22%	September 30, 2023

Average Annual Total Returns (For the Periods Ended December 31, 2022)	1 Year	5 Years	Life of Fund[1]
FUND
Before Taxes	-12.98%	-1.33%	-0.75%
After Taxes on Distributions	-13.43%	-1.92%	-1.33%
After Taxes on Distributions and Sale of Fund Shares	-7.08%	-0.92%	-0.49%
Indices
Nasdaq DM Ex United States Large Mid Cap Index reflects no deduction for fees, expenses, or taxes, except foreign withholding taxes	-15.08%	1.52%	2.08%
Nasdaq Victory International Value Momentum Index reflects no deduction for fees, expenses, or taxes, except foreign withholding taxes[2]	N/A	N/A	7.10%
Blended-Nasdaq Victory International Value Momentum Index/MSCI World ex USA Select Value Momentum Blend Index reflects no deduction for fees, expenses, or taxes, except foreign withholding taxes[3]	-12.52%	-0.96%	-0.37%
MSCI World ex USA Select Value Momentum Blend Index reflects no deduction for fees, expenses, or taxes, except foreign withholding taxes	-13.67%	-1.22%	-0.62%
1
Inception date of the Fund is October 24, 2017.
2
Performance Information is not available for periods prior to the Index's inception date of September 19, 2022. Life of Fund returns for the Index reflect performance of the Index from September 19, 2022, through December 31, 2022.
3
The Blended-Nasdaq Victory International Value Momentum Index/MSCI World ex USA Select Value Momentum Blend Index performance reflects that of the MSCI World ex USA Select Value Momentum Blend Index, the Fund's prior index, through November 1, 2022, and the Nasdaq Victory International Value Momentum Index from November 1, 2022, onward.
After-tax returns use the historical highest individual federal marginal income tax rates and do not reflect the effect of state and local taxes. In certain situations, the return after taxes on distributions and sale of fund shares may be higher than the other return amounts. A higher after-tax return may
24

VictoryShares International Value Momentum ETF Summary
result when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant if you own your Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
Management of the Fund
Investment Adviser
Victory Capital Management Inc. (the “Adviser”) serves as the Fund’s investment adviser. The portfolio managers jointly and primarily responsible for day-to-day management of the Fund are members of the Adviser's Victory Solutions platform, which oversees the Adviser's rules-basedinvestment strategies.
Portfolio Management
	Title	Tenure with the Fund
Mannik Dhillon, CFA	President, VictoryShares and Solutions	Since 2019
Lance Humphrey, CFA	Portfolio Manager, VictoryShares and Solutions	Since 2017
Purchase and Sale of Fund Shares
The Fund will issue and redeem shares at NAV only in large blocks of 50,000 shares (each block of shares is called a “Creation Unit”). Creation Units are issued and redeemed for cash and/or in-kind for securities by Authorized Participants (“APs”) that have entered into agreements with the Fund’s distributor. Except when aggregated in Creation Units, shares are not redeemable securities of the Fund.
Shares of the Fund are listed for trading on the Exchange. Individual shares may only be purchased and sold in the secondary market through a broker or dealer at a market price. Because shares of the Fund trade at market prices rather than NAV, shares may trade at a price that is greater than (a premium), at, or less than (a discount) NAV. An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares (bid) and the lowest price a seller is willing to accept for shares (ask) when buying or selling shares in the secondary market (the “bid-ask spread”).
For recent information about the Fund, including the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, visit vcm.com.
Tax Information
The Fund’s distributions generally are taxable as ordinary income, qualified dividend income, or capital gains. A sale of shares may result in a capital gain or loss.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares through an account maintained by a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
25

VictoryShares Emerging Markets Value Momentum ETF Summary
Investment Objective
The VictoryShares Emerging Markets Value Momentum ETF (the “Fund”) seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Nasdaq Victory Emerging Market Value Momentum Index (the “Index”).
Fund Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Shareholder Fees (paid directly from your investment)	None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.30%
Other Expenses	0.31%
Total Annual Fund Operating Expenses	0.61%
Fee Waiver/Expense Reimbursement[1]	(0.16)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement[1]	0.45%
1
Victory Capital Management Inc. (the “Adviser”) has contractually agreed to waive its management fee and/or reimburse expenses so that the total annual fund operating expenses (excluding certain items such as interest, taxes, and brokerage commissions) do not exceed 0.45% through at least October 31, 2024. The Adviser is permitted to recoup advisory fees waived and expenses reimbursed for up to three years after the date of the waiver or reimbursement, subject to the lesser of any operating expense limits in effect at the time of (a) the original waiver or expense reimbursement; or (b) the recoupment, after giving effect to the recoupment amount. This agreement may only be terminated by the Fund’s Board of Trustees.
Example:
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that (1) you invest $10,000 in the Fund for the time periods indicated and then sell or continue to hold all of your shares at the end of the period, (2) your investment has a 5% return each year, and (3) the Fund’s operating expenses remain the same. The amounts shown reflect any fee waiver/expense reimbursement in place through its expiration date. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$46	$179	$324	$747
Portfolio Turnover:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover will generally indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund’s performance. For the most recent fiscal year, the Fund’s portfolio turnover rate was 109% of the average value of its portfolio.
26

VictoryShares Emerging Markets Value Momentum ETF Summary
Principal Investment Strategy
Under normal circumstances, the Fund seeks to achieve its investment objective by investing at least 80% of its assets in securities in the Index, depositary receipts on securities in the Index, and securities underlying depositary receipts in the Index. Nasdaq, Inc. (the “Index Provider”) constructs the Index in accordance with a rules-based methodology. The Index is comprised solely of securities issued by companies associated with emerging market countries as described more fully below.
The Index is designed to deliver exposure to equity market performance in the global emerging markets and provide higher exposure to value and momentum factors within the Nasdaq Emerging Market Large Mid Cap Index (the “Parent Index”) while also maintaining moderate Index turnover and lower realized volatility than traditional capitalization weighted indexes. A liquidity filter is applied to screen out securities with low liquidity. Securities generally are filtered by selecting the top 90% by count of securities in the Parent Index, based on the highest 12-month annualized traded value. The Index Provider determines whether an issuer is located in a particular country by reference to the Index methodology.
The value factor indicates how attractively a stock is priced relative to its fundamentals, such as book value and free cash flow. A value score is derived from a company’s valuation ratios, e.g., price to earnings, share price to book value, and price to operating cash flow. The momentum factor indicates whether changes in a company’s share price are trending up or down. A momentum score is calculated using a security’s price trends over the last six months and last 12 months (except the previous month), adjusted for volatility. A security is only evaluated within a single industry or sector.
The Index Provider ranks each stock of the Parent Index based on its value and momentum scores, relative to their sector classification, and creates a composite score for each stock by equally weighting the stock’s value and momentum score. The Index Provider then selects the top 25% of the ranked stocks of the Parent Index based on their composite scores for inclusion in the Index. The constituents are weighted such that securities with lower realized volatility are given higher Index weights. In order to limit over weighting, the Index has a defined a threshold of 5% relative to the Parent Index in geographic regions, as defined by the Index Provider.
The Index is comprised of equity securities, including American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”).
As of September 30, 2023, the Index included 162 securities, and the emerging market countries represented in the Index included: Brazil, Chile, China, Egypt, Hungary, India, Indonesia, Malaysia, Mexico, Poland, South Africa, Taiwan, Thailand, and Turkey. The number of securities and the emerging markets represented in the Index may change from time to time.
The Fund seeks to track the returns of the Index before fees and expenses by employing, under normal circumstances, a “sampling” process to invest in a representative sample of stocks included in the Index. The Fund’s portfolio managers select these stocks using a statistical optimization process designed to produce investment characteristics that closely approximate those of the Index.
The Fund also may invest up to 20% of its assets in instruments other than the securities in the Index, which the Adviser believes will help the Fund track the Index. Such instruments may include derivatives, including index futures, which the Fund may use for cash management (attempting to remain fully invested while maintaining liquidity) or to gain exposure to an investment in a manner other than investing in the asset directly.
The Fund will concentrate its investments (i.e., hold more than 25% of its assets) in a particular industry or group of industries to the extent that the Index is concentrated. As of the date of this Prospectus, the Fund is not concentrated in any industry or group of industries. The degree to which certain sectors, industries, or asset classes are represented in the Index may change over time. The Index will rebalance quarterly, and reconstituted quarterly.
27

VictoryShares Emerging Markets Value Momentum ETF Summary
Principal Risks of Investing in the Fund
The Fund’s investments are subject to the following principal risks:
Equity Securities Risk — The value of the equity securities in which the Fund invests may decline in response to developments affecting individual companies and/or general economic conditions in the United States or abroad. A company's earnings or dividends may not increase as expected (or may decline) because of poor management, competitive pressures, reliance on particular suppliers or geographical regions, labor problems or shortages, corporate restructurings, fraudulent disclosures, man-made or natural disasters, military confrontations or wars, terrorism, public health crises, or other events, conditions, and factors. Price changes may be temporary or last for extended periods.
Market Risk — Overall market risks may affect the value of the Fund. Domestic and international factors such as political events, war, terrorism, trade disputes, inflation rates, interest rate levels, and other fiscal and monetary policy changes; cybersecurity incidents, pandemics, and other public health crises; sanctions against a particular foreign country, its nationals, businesses, or industries; and related geopolitical events, as well as environmental disasters such as earthquakes, fires, and floods, or other catastrophes, may add to instability in global economies and markets generally, and may lead to increased market volatility. Global economies and financial markets are highly interconnected, which increases the possibility that conditions in one country or region might adversely affect issuers in another country or region. The impact of these and other factors may be short-term or may last for extended periods.
Foreign Securities Risk — Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information, and less economic, political, and social stability in the countries in which the Fund invests. The imposition of exchange controls, sanctions, confiscations, trade restrictions (including tariffs), and other government restrictions by the United States or other governments; or problems in share registration, settlement, or custody also may result in losses. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time.
Emerging Markets Risk — The risks related to investing in foreign securities generally are greater with respect to securities of companies that conduct their business activities in emerging markets or whose securities are traded principally in emerging markets. The risks of investing in emerging markets include the risks of illiquidity, increased price volatility, smaller market capitalizations, limited reliable access to capital, less government regulation (including limitations on the available rights and remedies), market manipulation concerns, less extensive and less frequent recordkeeping, accounting, financial and other reporting requirements, risk of loss resulting from problems in share registration and custody, risks related to foreign investment structures, substantial economic and political disruptions and the nationalization of foreign deposits or assets.
China Risk — Investing in Chinese issuers involves risks closely tied to the economic, social, and political conditions within China. The Chinese economy may experience slower growth if domestic or global demand for Chinese goods decreases significantly and/or key trading partners implement protectionist measures such as trade tariffs. China’s economy is also susceptible to economic recession, market inefficiency, rising inflation rates, volatility and pricing anomalies that may be connected to governmental influence, a lack of public information and/or social and political instability. The Chinese government plays a major role in the country’s economic policies including those regarding foreign investments and foreign investors are subject to the risk of loss from expropriation or nationalization of their investment assets and property, governmental restrictions on foreign investments, and the repatriation of capital.
28

VictoryShares Emerging Markets Value Momentum ETF Summary
Geographic Risk — To the extent the Index focuses its investments in issuers located in a particular country or region, the Fund is subject to greater risks of volatile economic cycles and/or conditions and developments that may be particular to that country or region. For example, the Fund may be subject to greater risk of adverse securities markets, exchange rates, social, political, regulatory, economic, business, environmental or other developments, or natural disasters.
Currency Risk — Investments in foreign currencies and in securities that trade in, or receive revenues in, or in derivatives that provide exposure to foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar. Any such decline may erode or reverse any potential gains from an investment in securities denominated in foreign currency or may widen existing loss. Currency rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates; intervention (or the failure to intervene) by governments, central banks or supranational entities; the imposition of currency controls; or other political developments in the United States or abroad.
Depositary Receipts Risk — Foreign securities may trade in the form of depositary receipts, which include ADRs and GDRs (collectively “Depositary Receipts”). To the extent the Fund acquires Depositary Receipts through banks which do not have a contractual relationship with the foreign issuer of the security underlying the Depositary Receipts to issue and service such unsponsored Depositary Receipts, the Fund may not be aware of and be able to respond to corporate actions such as stock splits or rights offerings involving the foreign issuer in a timely manner. In addition, the lack of information may result in inefficiencies in the valuation of such instruments. Investment in Depositary Receipts does not eliminate all the risks inherent in investing in securities of non-U.S. issuers. The market value of Depositary Receipts depends on the market value of the underlying securities and fluctuations in the relative value of the currencies in which the Depositary Receipts and the underlying securities are quoted.
◼
Investments in Depositary Receipts may be less liquid and more volatile than the underlying securities in their primary trading market.
◼
If a Depositary Receipt is denominated in a different currency than its underlying securities, the Fund will be subject to the currency risk of both the investment in the Depositary Receipt and the underlying security.
◼
Holders of Depositary Receipts may have limited or no rights to take action with respect to the underlying securities or to compel the issuer of the receipts to take action.
◼
The prices of Depositary Receipts may differ from the prices of securities upon which they are based.
◼
To the extent the Fund invests in Depositary Receipts based on securities included in the Index, such differences in prices may increase index tracking risk.
Mid-Capitalization Stock Risk — Mid-sized companies may be subject to a number of risks not associated with larger, more established companies, potentially making their stock prices more volatile and increasing the risk of loss.
Small-Capitalization Stock Risk — Investments in small-capitalization companies involve greater risks than those associated with larger, more established companies. These securities may be subject to more abrupt or erratic price movements and may lack sufficient market liquidity, making it difficult for a Fund to buy and sell them at the time and price desired, and these issuers often face greater business risks. Small-capitalization companies typically are less financially stable than larger, more established companies, and may depend on a small number of key personnel, making them vulnerable to loss of personnel. These companies also generally have less diverse product lines than larger capitalization companies and are more susceptible to adverse developments related to their products.
29

VictoryShares Emerging Markets Value Momentum ETF Summary
Value Risk — Value investing entails investing in securities that are inexpensive relative to other securities based on ratios such as price to earnings or price to book. There may be periods when value investing is out of favor, and during which the investment performance of a fund using a value strategy may suffer. In addition, value stocks are subject to the risk that their intrinsic value may never be realized in the market.
Index Risk — The Fund attempts to track the performance of the Index. The Fund’s performance will be negatively affected by general declines in the securities and asset classes represented in the Index. In addition, because the Fund is not actively managed, unless a specific security is removed from the Index, the Fund generally will not sell a security because the security’s issuer was in financial trouble. The Fund also does not attempt to take defensive positions under any market conditions, including declining markets. Therefore, the Fund’s performance could be lower than funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline or a decline in the value of one or more issuers.
Passive Investment Risk — The Fund is not actively managed, and the Adviser does not take defensive positions under any market conditions, including declining markets.
Rebalancing Risk — In purchasing and selling securities to rebalance its portfolio, the Fund will pay more in brokerage commissions than it would without a rebalancing policy. As a result of the need to rebalance, the Fund also has less flexibility in the timing of purchases and sales of securities than it would otherwise, and the rebalancing may result in high portfolio turnover. While we will attempt to minimize any adverse impact to the Fund or its shareholders, the Fund may have a higher proportion of capital gains and a lower return than a fund that does not have a rebalancing policy. Errors in index data, index computations or the construction of the index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders.
Calculation Methodology Risk — The Index relies on various sources of information to assess the criteria of issuers included in the Index, including information that may be based on assumptions and estimates. Neither the Fund, the Index Provider, nor the Adviser can offer assurances that the Index’s calculation methodology or sources of information will provide an accurate assessment of included issuers or correct valuation of securities, nor can they guarantee the availability or timeliness of the production of the Index.
Tracking Error Risk — The Fund may be subject to tracking error, which is the divergence of the Fund’s performance from its index. Tracking error may occur because of, among other reasons, differences between the securities and other instruments held in the Fund’s portfolio and those included in the Index. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses, while the Index does not. The Fund’s use of representative sampling may cause the tracking error to be higher than would be the case if the Fund purchased all of the securities in the Index.
Exchange-Traded Fund (“ETF”) Structure Risk — The Fund is structured as an ETF and, as a result, is subject to special risks, including:
◼
Not Individually Redeemable — The Fund’s shares are not individually redeemable and may be redeemed by the Fund at its net asset value per share (“NAV”) only in large blocks known as Creation Units. The Fund may incur brokerage costs purchasing enough shares to constitute a Creation Unit. Alternatively, the Fund may redeem your shares by selling them on the secondary market at prevailing market prices.
◼
Trading Issues — Trading in shares on the exchange operated by Nasdaq Stock Market LLC (the “Exchange”) may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in shares inadvisable, such as extraordinary market volatility. There can be no assurance that shares will continue to meet the listing requirements of the Exchange. There is no guarantee that an active secondary market will develop for the shares.
30

VictoryShares Emerging Markets Value Momentum ETF Summary
In stressed market conditions, authorized participants may be unwilling to participate in the creation/redemption process, particularly if the market for shares becomes less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings, which may lead to widening of bid-ask spreads and differences between the market price of the shares and the underlying value of those shares.
◼
Market Price Variance Risk — The market prices of shares will fluctuate in response to changes in NAV and supply and demand for shares and will include a bid-ask spread charged by the exchange specialists, market makers, or other participants that trade the particular security. There may be times when the market price and the NAV vary significantly, particularly in times of market stress. This means that shares may trade at a premium or discount to NAV and bid-ask spreads may widen.
◼
International Closed Market Trading Risk — Many of the Fund’s underlying securities trade on foreign exchanges that are closed when the Exchange is open; consequently, events may transpire while such foreign exchanges are closed but the Exchange is open that may change the value of such underlying securities relative to their last quoted prices on such foreign exchanges.
◼
Authorized Participants Concentration Risk — A limited number of financial institutions may be responsible for all or a significant portion of the creation and redemption activity for the Fund. If these firms exit the business or are unable or unwilling to process creation and/or redemption orders, shares may trade at a premium or discount to NAV and bid-ask spreads may widen.
◼
Intraday Indicative Value (“IIV”) Risk — The Exchange intends to disseminate the approximate per share value of the Fund’s published basket of securities (“Deposit Securities”) every 15 seconds (the “intraday indicative value” or “IIV”). The IIV is not a real-time update of the NAV per share of the Fund because the IIV may not be calculated in the same manner as the NAV. For example, the calculation of the NAV may be subject to fair valuation at different prices than those used in the calculations of the IIV and, unlike the calculation of NAV, the IIV does not take into account Fund expenses. The IIV calculations are based on local market prices and may not reflect events that occur subsequent to the local market’s close which could affect premiums and discounts between the IIV and the market price of the shares. In addition, the IIV is based on the published Deposit Securities and not on the Fund’s actual holdings.
◼
Tax-Efficiency Risk — Redemptions of shares may be effected for cash, rather than in kind, which means that the Fund may need to sell portfolio securities in order to complete an in-cash redemption, and may recognize net gains on these sales. As a result, investments in the shares may be less tax-efficient than investments in ETFs that redeem solely or principally in kind, and the Fund may pay out higher annual capital gain distributions than if the in-kind redemption process was used.
Sampling Risk — The Fund’s use of a representative sampling approach, if used, could result in it holding a smaller number of securities than are in the Index. As a result, an adverse development with an issuer or a small number of issuers of securities held by the Fund could result in a greater decline in NAV than would be the case if the Fund held all of the securities in the Index. To the extent the assets in the Fund are smaller, these risks will be greater.
Momentum Risk — Momentum investing entails investing more in securities that exhibit persistence in relative performance evidenced by better recent price performance compared to other securities. These securities may be more volatile than a broad cross-section of securities, and momentum may be an indicator that a security’s price is peaking. Momentum can turn quickly and cause significant variation from other types of investments. The Fund may experience significant losses if momentum stops, turns or otherwise behaves differently than predicted.
31

VictoryShares Emerging Markets Value Momentum ETF Summary
Large Shareholder Risk — Certain large shareholders, including other funds advised by the Adviser, may from time to time own a substantial amount of the Fund’s shares. The actions by one shareholder or multiple shareholders may have an impact on the Fund and, therefore, indirectly on other shareholders. Shareholder purchase and redemption activity may affect the per share amount of the Fund’s distributions of its net investment income and net realized capital gains, if any, thereby affecting the tax burden on the Fund’s shareholders subject to federal income tax. To the extent a larger shareholder (including, for example, an affiliated fund that operates as a fund-of-funds or 529 college savings plan) is permitted to invest in the Fund, the Fund may experience large inflows or outflows of cash from time to time. This activity could magnify these adverse effects on the Fund.
Concentration and Sector Risk — In following its methodology, the Index from time to time may be concentrated to a significant degree in securities of issuers located in a single industry or sector. To the extent that the Index concentrates in the securities of issuers in a particular industry or sector, the Fund also can be expected to concentrate its investments to approximately the same extent. By concentrating its investments in an industry or sector, the Fund may face more risks than if it were diversified broadly over numerous industries or sectors. If the Index is not concentrated in a particular industry or sector, the Fund will not concentrate in a particular industry or sector.
Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the investments in which the Fund invests, the Fund might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of the Adviser. Markets for the investments in which the Fund invests may be disrupted by a number of events, including but not limited to economic crises, natural disasters, new legislation, or regulatory changes, and may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with the Index.
Valuation Risk — The sale price the Fund could receive for a security may differ from the Fund’s valuation of the security and may differ from the value used by the Index, particularly for securities that trade in low volume or volatile markets or that are valued using a fair value methodology. The Fund relies on various sources to calculate its NAV. The information may be provided by third parties that are believed to be reliable, but the information may not be accurate due to errors by such pricing sources, technological issues, or otherwise.
Derivatives Risk — Derivatives, including futures contracts, may involve risks different from, or greater than, those associated with more traditional investments. In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage, and liquidity risks. Derivatives may create leverage and expose the Fund to additional levels of risk, including greater losses from investments and increased volatility, than would otherwise have been the case had the Fund not engaged in the activities that created the leverage. As a result of investing in derivatives, the Fund could lose more than the amount it invests. Derivatives may be highly illiquid, and the Fund may not be able to close out or sell a derivative position at a particular time or at an anticipated price. Derivatives also may be subject to counterparty risk, which includes the risk that the Fund may sustain a loss as a result of the insolvency or bankruptcy of, or other non-compliance by, the other party to the transaction.
Portfolio Turnover Risk — Higher portfolio turnover ratios resulting from additional purchases and sales of portfolio securities generally will result in higher transaction costs and Fund expenses and may result in more significant distributions of short-term capital gains to investors, which are taxed as ordinary income.
You may lose money by investing in the Fund. There is no guarantee that the Fund will achieve its objective. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
By itself, the Fund does not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to weather changes in the value of their investment.
32

VictoryShares Emerging Markets Value Momentum ETF Summary
Investment Performance
The bar chart and table that follow are intended to help you understand some of the risks of investing in the Fund. The bar chart shows you how the Fund’s calendar year performance has varied over the past 10 years (or the life of the Fund if shorter). The table compares the Fund’s average annual total returns over the same period to one or more broad measures of market performance. We assume reinvestment of dividends and distributions.
Performance information for the Fund prior to July 1, 2019, reflects the historical performance of the USAA MSCI Emerging Markets Value Momentum Blend Index ETF, a series of USAA ETF Trust (the predecessor to the Fund managed by USAA Asset Management Company) (the “Predecessor Fund”). The Fund’s performance has not been restated to reflect any differences in expenses paid by the Predecessor Fund and those paid by the Fund.
Updated performance information is available on the Fund’s website at vcm.com.
Calendar Year Returns

15%
10%
5%
0%
-5%
-10%
-15%
-20%
10.29%
4.42%
10.73%
-16.62%
-13.97%
2018
2019
2020
2021
2022

During the periods shown in the chart:	Returns	Quarter ended
Highest Quarter	18.26%	December 31, 2020
Lowest Quarter	-26.27%	March 31, 2020

Year-to-date return	8.34%	September 30, 2023
33

VictoryShares Emerging Markets Value Momentum ETF Summary

Average Annual Total Returns (For the Periods Ended December 31, 2022)	1 Year	5 Years	Life of Fund[1]
FUND
Before Taxes	-13.97%	-1.76%	-1.13%
After Taxes on Distributions	-14.39%	-2.39%	-1.78%
After Taxes on Distributions and Sale of Fund Shares	-7.51%	-1.24%	-0.78%
Indices
Nasdaq Emerging Market Large Mid Cap Index reflects no deduction for fees, expenses, or taxes, except foreign withholding taxes	-15.46%	-0.63%	0.34%
Nasdaq Victory Emerging Market Value Momentum Index reflects no deduction for fees, expenses, or taxes, except foreign withholding taxes[2]	N/A	N/A	5.94%
Blended-Nasdaq Victory Emerging Market Value Momentum Index/MSCI Emerging Markets Select Value Momentum Blend Index reflects no deduction for fees, expenses, or taxes, except foreign withholding taxes[3]	-12.99%	-1.05%	-0.37%
MSCI Emerging Markets Select Value Momentum Blend Index reflects no deduction for fees, expenses, or taxes, except foreign withholding taxes	-12.45%	-0.93%	-0.25%
1
Inception date of the Fund is October 24, 2017.
2
Performance Information is not available for periods prior to the Index's inception date of September 19, 2022. Life of Fund returns for the Index reflect performance of the Index from September 19, 2022, through December 31, 2022.
3
The Blended-Nasdaq Victory Emerging Market Value Momentum Index/MSCI Emerging Markets Select Value Momentum Blend Index performance reflects that of the MSCI Emerging Markets Select Value Momentum Blend Index, the Fund's prior index, through November 1, 2022, and the Nasdaq Victory Emerging Market Value Momentum Index from November 1, 2022, onward.
After-tax returns use the historical highest individual federal marginal income tax rates and do not reflect the effect of state and local taxes. In certain situations, the return after taxes on distributions and sale of fund shares may be higher than the other return amounts. A higher after-tax return may result when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant if you own your Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
Management of the Fund
Investment Adviser
Victory Capital Management Inc. (the “Adviser”) serves as the Fund’s investment adviser. The portfolio managers jointly and primarily responsible for day-to-day management of the Fund are members of the Adviser's Victory Solutions platform, which oversees the Adviser's rules-basedinvestment strategies.
Portfolio Management
	Title	Tenure with the Fund
Mannik Dhillon, CFA	President, VictoryShares and Solutions	Since 2019
Lance Humphrey, CFA	Portfolio Manager, VictoryShares and Solutions	Since 2017
34

VictoryShares Emerging Markets Value Momentum ETF Summary
Purchase and Sale of Fund Shares
The Fund will issue and redeem shares at NAV only in large blocks of 50,000 shares (each block of shares is called a “Creation Unit”). Creation Units are issued and redeemed for cash and/or in-kind for securities by Authorized Participants (“APs”) that have entered into agreements with the Fund’s distributor. Except when aggregated in Creation Units, shares are not redeemable securities of the Fund.
Shares of the Fund are listed for trading on the Exchange. Individual shares may only be purchased and sold in the secondary market through a broker or dealer at a market price. Because shares of the Fund trade at market prices rather than NAV, shares may trade at a price that is greater than (a premium), at, or less than (a discount) NAV. An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares (bid) and the lowest price a seller is willing to accept for shares (ask) when buying or selling shares in the secondary market (the “bid-ask spread”).
For recent information about the Fund, including the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, visit vcm.com.
Tax Information
The Fund’s distributions generally are taxable as ordinary income, qualified dividend income, or capital gains. A sale of shares may result in a capital gain or loss.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares through an account maintained by a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
35

Additional Fund Information

The VictoryShares US Value Momentum ETF (“US Fund”), VictoryShares US Small Mid Cap Value Momentum ETF (“US Small Mid Cap Fund”), VictoryShares International Value Momentum ETF (“International Fund”) and VictoryShares Emerging Markets Value Momentum ETF (“Emerging Markets Fund”) are each organized as an exchange-traded fund (“ETF”), each having distinct investment management objectives, strategies, risks, and policies. Together, these funds are sometimes referred to in this Prospectus as the “VictoryShares ETFs,” “Victory Funds,” or, more simply, the “Funds.”
The International Fund and Emerging Markets Fund are collectively referred to in this Prospectus as the “International Funds.”
Each Fund’s investment objective is non-fundamental. In addition, each Fund's policy to invest at least 80% of its assets in debt securities and in derivatives and other instruments that have economic characteristics similar to such securities is non-fundamental and may be changed by the Board of Trustees without shareholder approval upon at least 60 days’ prior written notice to shareholders. For purposes of a Fund’s 80% investment policy, “assets” means the Fund’s net assets plus the amount of any borrowings for investment purposes, exclusive of collateral held from securities lending. Any derivatives counted towards the Fund’s 80% policy will be valued at market value.
This section describes additional information about the principal investment strategies that the Funds will use under normal market conditions to pursue their investment objectives, as well as any secondary strategies the Funds may use, and the related risks. This Prospectus does not attempt to describe all of the various investment techniques and types of investments that the Adviser may use in managing the Funds. The Funds’ Statement of Additional Information (“SAI”) includes more information about the Funds, their investments, and the related risks.
Information about each Fund’s principal investment strategies is provided in the relevant summary section for each Fund. Below is additional information, describing in greater detail the principal investment strategies, including the practices and methodologies that the Adviser utilizes in pursuing a Fund’s investment objective and principal investment strategies, as well as each Fund’s principal investment risks.
In managing the Funds, the Adviser uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Under normal market conditions, each Fund pursues its investment objective by seeking to track the price and yield performance, before fees and expenses, of a particular index maintained by the Index Provider (each an “Index”). The Funds do not try to outperform their Indexes. The Funds will concentrate their investments (i.e., hold more than 25% of its assets) in a particular industry or group of industries to the extent that their Index is concentrated. The degree to which certain sectors, industries, or asset classes are represented in the Indexes may change over time. As of the date of this Prospectus, each Index is not concentrated in any industry or group of industries.
The Adviser expects that, over time, the correlation between a Fund’s performance and that of the Index, before fees and expenses, will be 95% or better. A number of factors may affect the Fund’s ability to achieve a high degree of correlation with its Index, and there can be no guarantee that a Fund will achieve a high degree of correlation. The Adviser monitors each Fund on an ongoing basis, and makes adjustments to its portfolio, as necessary, to minimize tracking error and to maintain liquidity.
For cash management purposes, each Fund is permitted to hold all or a portion of its assets in cash, index futures, short-term money market instruments or shares of other investment companies, including money market funds. To the extent that it does so, the Fund may not benefit from any upswing in the market and may fail to meet its investment objective.
36

Additional Fund Information

The Index Provider for the Indexes underlying the International Funds determines whether an issuer is located in a particular country by reference to the Index methodology. In general, the Index Provider determines the country classification of a company by the company’s country of incorporation and the primary listing of its securities. If these countries are different, the Index Provider performs additional analysis to determine the company’s country classification. The Index Provider considers a set of criteria, including: (1) the security’s secondary listings if any; (2) the geographic distribution of the company’s shareholder base; (3) the location of its headquarters; (4) the geographic distribution of its operations (in terms of assets and revenues); (5) the company’s history, and (6) the country in which investors consider the company to be most appropriately classified.
Investments

Additional Fund Strategies. The Adviser may use several types of investments and investment techniques in pursuing the Funds' overall investment objectives. The following describes the types of securities the Adviser may purchase or the investment techniques the Adviser may employ but which the Adviser does not consider to be a part of a Fund’s principal investment strategy. Additional types of securities and strategies that the Funds may utilize are included in the Funds' SAI.
Securities Lending
To enhance the return on its portfolio, a Fund may lend portfolio securities to brokers, dealers, and financial institutions to realize additional income under guidelines adopted by the Board. Each loan will be secured continuously by collateral in the form of cash, securities issued by the U.S. government or its agencies or instrumentalities.
Investment Companies
A Fund may invest in securities of other investment companies, including ETFs, if those companies invest in securities consistent with the Fund's investment objective and policies.
37

Risk Factors

The following describes the principal risks that you may assume as an investor in a Fund. These risks could adversely affect the net asset value, total return, and the value of a Fund and your investment. The risk descriptions below provide a more detailed explanation of the principal investment risks that correspond to the risks described in the Fund Summary section of this Prospectus.
There is no assurance that a Fund will achieve its investment objective. Each Fund’s share price will fluctuate with changes in the market value of its portfolio investments. When you sell your Fund shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in the Funds. A Fund, by itself, is not intended to be a complete investment program.
Risk Factor	US Fund	US Small Mid Cap Fund	International Fund	Emerging Markets Fund
Calculation Methodology Risk	X	X	X	X
China Risk				X
Concentration Risk	X	X	X	X
Derivatives Risk	X	X	X	X
Emerging Markets Risk				X
Equity Securities Risk	X	X	X	X
ETF Structure Risk	X	X	X	X
Foreign Securities Risk			X	X
Index Risk	X	X	X	X
Large-Capitalization Company Risk	X		X	X
Large Shareholders Risk	X	X	X	X
Liquidity Risk	X	X	X	X
Market Risk	X	X	X	X
Mid-Capitalization Company Risk	X	X	X	X
Momentum Risk	X	X	X	X
Portfolio Turnover Risk	X	X	X	X
Rebalancing Risk	X	X	X	X
Regulatory Risk	X	X	X	X
Sampling Risk			X	X
Small-Capitalization Company Risk		X	X	X
Tracking Error Risk	X	X	X	X
Valuation Risk	X	X	X	X
Value Risk	X	X	X	X
Calculation Methodology Risk — A Fund’s index relies on various sources of information to assess the criteria of issuers included in the index, including information that may be based on assumptions and estimates. Neither the Fund, the Index Provider, nor the Adviser can offer assurances that an index’s calculation methodology or sources of information will provide an accurate assessment of included issuers or correct valuation of securities, nor can they guarantee the availability or timeliness of the production of the index. Errors in index data, index computations or the construction of the index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on a Fund and its shareholders. Unusual market conditions may cause the Index Provider to postpone a scheduled rebalance, which could cause an index to vary from its normal or expected composition.
China Risk — Investing in Chinese issuers involves risks closely tied to the economic, social, and political conditions within China. The Chinese economy may experience slower growth if domestic or global demand for Chinese goods decreases significantly and/or key trading partners implement protectionist measures. China’s economy is also susceptible to economic recession, market inefficiency, rising inflation rates, volatility and pricing anomalies that may be connected to governmental influence, a lack of public information and/or social and political instability. The Chinese government maintains strict currency controls, regularly intervenes in the currency market, and plays a major role in the country’s economic policies regarding foreign investments. Foreign investors are subject to the
38

Risk Factors

risk of loss from expropriation or nationalization of their investment assets and property, governmental restrictions on foreign investments and the repatriation of capital. Investing in securities of Chinese issuers also involves certain risks and considerations not typically associated with investing in securities of U.S. issuers, including, among others, more frequent trading suspensions, currency exchange rate fluctuations or blockages, limits on the use of brokers, different financial reporting standards, higher dependence on exports and international trade, potential for increased trade tariffs, sanctions, embargoes and other trade limitations, custody risks, and potential adverse tax consequences. U.S. sanctions or other investment restrictions could preclude a Fund from investing in certain Chinese issuers or cause a Fund to sell investments at a disadvantageous time. Significant portions of the Chinese securities markets may become rapidly illiquid, as Chinese issuers have the ability to suspend the trading of their equity securities, and have shown a willingness to exercise that option in response to market volatility and other events.
Concentration and Sector Risk — In following its methodology, a Fund’s index from time to time may be concentrated to a significant degree in securities of issuers located in a single industry or sector. To the extent that an index concentrates in the securities of issuers in a particular industry or sector, a Fund also can be expected to concentrate its investments to approximately the same extent. By concentrating its investments in an industry or sector, a Fund may face more risks than if it were diversified broadly over numerous industries or sectors. If an index is not concentrated in a particular industry or sector, a Fund will not concentrate in a particular industry or sector.
Derivatives Risk — The use of index futures contracts is subject to the risk that small price movements can result in substantial gains or losses. Derivatives also entail exposure to counterparty risk, the risk of mispricing or improper valuation and the risk that changes in value of the derivative may not correlate perfectly with the relevant securities, assets, or indices. The use of derivatives could expose a Fund to the effects of leverage causing the Fund to lose more money than it invested. There is no guarantee that derivatives activities will be employed or that they will work, and their use could lower returns or even result in losses to a Fund. Derivatives also may be harder to value, less tax-efficient, and subject to changing government regulation that could impact a Fund’s ability to use certain derivatives or their cost. The use of derivatives could expose a Fund to the effects of leverage causing the Fund to lose more money than it invested. There is no guarantee that derivatives activities will be employed or that they will work, and their use could lower returns or even result in losses to the Fund. Derivatives also may be harder to value, less tax-efficient, and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost.
Emerging-Markets Risk — Investments in countries that are in the early stages of their industrial development involve exposure to economic structures that generally are less economically diverse and mature than those in the United States, and to political systems that may be less stable. Investments in emerging markets may be subject to the risk of abrupt and severe price declines and their financial markets often lack liquidity. In addition, emerging- market countries may be more likely than developed countries to experience rapid and significant adverse developments in their political or economic structures. Emerging-market economies also may be overly reliant on particular industries, and more vulnerable to shifts in international trade, trade barriers, and other protectionist or retaliatory measures. Governments in many emerging-market countries participate to a significant degree in their economies and securities markets. Some emerging-market countries restrict foreign investments, impose high withholding or other taxes on foreign investments, impose restrictive exchange control regulations, or may nationalize or expropriate the assets of private companies. Emerging-market countries also may be subject to high inflation and rapid currency devaluations and currency-hedging techniques may be unavailable in certain emerging-market countries.
Equity Securities Risk — The market prices of equity securities, which may include common stocks and other stock-related securities such as preferred stocks, convertible securities and rights and warrants, may fluctuate, sometimes rapidly or unpredictably. A Fund may continue to accept new subscriptions and to make additional investments in equity securities even under general market
39

Risk Factors

conditions that a Fund’s investment team views as unfavorable for equity securities. The value of a security may decline for reasons that directly relate to the issuer, such as management performance, financial leverage, and reduced demand for the issuer’s goods or services or due to general market conditions, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. Unlike debt securities, which have preference to a company’s assets in case of liquidation, common stock, are entitled to the residual value after the company meets its other obligations. Unlike common stock, preferred stock generally pays a fixed dividend from a company’s earnings and may have a preference over common stock on the distribution of a company’s assets in the event of bankruptcy or liquidation. Preferred stockholders’ liquidation rights are subordinate to the company’s debt holders and creditors. If interest rates rise, the fixed dividend on preferred stocks may be less attractive and the price of preferred stocks may decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. Convertible securities may gain or lose value due to changes in the issuer’s operating results, financial condition, credit rating and changes in interest rates and other general economic, industry and market conditions.
Exchange-Traded Fund (“ETF”) Structure Risk — Each Fund is structured as an ETF, and as a result, is subject to special risks, including:
◼
Not Individually Redeemable — The Fund’s shares are not individually redeemable and may be redeemed by the Fund at its net asset value per share (“NAV”) only in large blocks known as Creation Units. The Fund may incur brokerage costs purchasing enough shares to constitute a Creation Unit. Alternatively, the Fund may redeem your shares by selling them on the secondary market at prevailing market prices.
◼
Trading Issues — Trading in shares on the exchange operated by Nasdaq Stock Market LLC (the “Exchange”) may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in shares inadvisable, such as extraordinary market volatility. There can be no assurance that shares will continue to meet the listing requirements of the Exchange. There is no guarantee that an active secondary market will develop for the shares. In stressed market conditions, authorized participants may be unwilling to participate in the creation/redemption process, particularly if the market for shares becomes less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings, which may lead to widening of bid-ask spreads and differences between the market price of the shares and the underlying value of those shares.
◼
Market Price Variance Risk — The market prices of shares will fluctuate in response to changes in NAV and supply and demand for shares and will include a bid-ask spread charged by the exchange specialists, market makers, or other participants that trade the particular security. There may be times when the market price and the NAV vary significantly, particularly in times of market stress. This means that shares may trade at a premium or discount to NAV and bid-ask spreads may widen.
◼
International Closed Market Trading Risk — The Fund’s underlying securities may trade on foreign exchanges that are closed when the Exchange is open; consequently, events may transpire while such foreign exchanges are closed but the Exchange is open that may change the value of such underlying securities relative to their last quoted prices on such foreign exchanges.
◼
Authorized Participants Concentration Risk — A limited number of financial institutions may be responsible for all or a significant portion of the creation and redemption activity for the Fund. If these firms exit the business or are unable or unwilling to process creation and/or redemption orders, shares may trade at a premium or discount to NAV and bid-ask spreads may widen.
◼
Intraday Indicative Value (“IIV”) Risk — The Exchange intends to disseminate the approximate per share value of a Fund’s published basket of securities (Deposit Securities)
40

Risk Factors

every 15 seconds (the “intraday indicative value” or “IIV”). The IIV is not a real-time update of the NAV per share of a Fund because the IIV may not be calculated in the same manner as the NAV. For example, the calculation of the NAV may be subject to fair valuation at different prices than those used in the calculations of the IIV and, unlike the calculation of NAV, the IIV does not take into account Fund expenses. For securities traded outside of the United States, the IIV calculations are based on local market prices and may not reflect events that occur subsequent to the local market’s close which could affect premiums and discounts between the IIV and the market price of a Fund’s shares. In addition, the IIV is based on the published Deposit Securities and not on a Fund’s actual holdings. A Fund, the Adviser, and their affiliates are not involved in, or responsible for, any aspect of the calculation or dissemination of the IIV and make no warranty as to the accuracy of these calculations.
◼
Tax-Efficiency Risk — Redemptions of shares may be effected for cash, rather than in kind, which means that the Fund may need to sell portfolio securities in order to complete an in-cash redemption, and may recognize net gains on these sales. As a result, investments in the shares may be less tax-efficient than investments in ETFs that redeem solely or principally in kind, and the Fund may pay out higher annual capital gain distributions than if the in-kind redemption process was used.
Foreign Investing Risk — Foreign investing risk is the possibility that the value of a Fund’s investments in foreign securities will decrease because of currency exchange-rate fluctuations; foreign market illiquidity; emerging-market risk; increased price volatility; uncertain political conditions; exchange control regulations; foreign ownership limits; different accounting, reporting, and disclosure requirements; less publicly available information about foreign issuers; difficulties in obtaining legal judgments; and foreign withholding taxes, among other challenges on non-U.S. investments. Foreign investing may result in a Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies. Foreign investments may be more difficult to value than U.S. securities. Risks that require additional consideration are:
◼
Currency Risk — Investments in foreign currencies and in securities that trade in, or receive revenues in, or in derivatives that provide exposure to, foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar. Any such decline may erode or reverse any potential gains from an investment in securities denominated in foreign currency or may widen existing loss. Currency rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates; intervention (or the failure to intervene) by governments, central banks or supranational entities; the imposition of currency controls; or other political developments in the United States or abroad.
◼
Depositary Receipts Risk — Foreign securities may trade in the form of depositary receipts, which include ADRs and GDRs (collectively Depositary Receipts). To the extent a Fund acquires Depositary Receipts through banks that do not have a contractual relationship with the foreign issuer of the security underlying the Depositary Receipts to issue and service such unsponsored Depositary Receipts, a Fund may not become aware of and be able to respond to corporate actions such as stock splits or rights offerings involving the foreign issuer in a timely manner. In addition, the lack of information may result in inefficiencies in the valuation of such instruments. Investment in Depositary Receipts does not eliminate all the risks inherent in investing in securities of non-U.S. issuers. The market value of Depositary Receipts is dependent upon the market value of the underlying securities and fluctuations in the relative value of the currencies in which the Depositary Receipts and the underlying securities are quoted.
◼
Political Risk — Political risk includes a greater potential for coups d’état, revolts, and expropriation by governmental organizations.
◼
European Economic Risk — On January 31, 2020, the United Kingdom (“UK”) left the European Union (“EU”), commonly referred to as “Brexit.” The impact of Brexit is so far
41

Risk Factors

uncertain. The effect on the UK’s economy will likely depend on the ongoing nature of trade relations with the EU. Brexit may cause increased volatility and may have a significant adverse impact for some time on business activity, world financial markets, international trade agreements, the UK and European economies and the broader global economy.
Index Risk — Each Fund attempts to track the performance of a specific index. An index is an unmanaged group of securities whose overall performance is used as a standard to measure investment performance of a particular market. Each Fund will be negatively affected by general declines in the securities and asset classes represented in the Index. In addition, because the Fund is not “actively” managed, unless a specific security is removed from the Index, the Fund generally would not sell a security because the security’s issuer was in financial trouble. Each Fund also does not attempt to take defensive positions under any market conditions, including declining markets. Therefore, the Fund’s performance could be lower than funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline or a decline in the value of one or more issuers. Additionally, each Fund typically will not match the performance of its index because the performance of its Index does not factor in the costs of buying, selling, and holding stocks or other operating expenses and costs of the Fund.
Large-Capitalization Stock Risk — Large-capitalization companies tend to compete in mature product markets and typically do not experience the level of sustained growth of smaller companies and companies competing in less mature product markets. Large-capitalization companies may be unable to respond as quickly as smaller companies to competitive challenges or changes in business, product, financial, or other market conditions. For these and other reasons, a fund that invests in large-capitalization companies may underperform other stock funds (such as funds that focus on the stocks of small- and medium-capitalization companies) when stocks of large-capitalization companies are out of favor.
Large Shareholder Risk — The Funds, like all investment companies, pool the investments of many investors. Actions by one shareholder or multiple shareholders may have an impact on the Funds and, therefore, indirectly on other shareholders. For example, significant levels of new investments in the Funds by shareholders may cause the Funds to have more cash than would otherwise be the case, which might have a positive or negative impact on Fund performance. Similarly, redemption activity might cause the Funds to sell portfolio securities, which may increase transaction costs and might generate a capital gain or loss, or cause it to borrow funds on a short-term basis to cover redemptions, which would cause the Funds to incur costs that, in effect, would be borne by all shareholders and not just the redeeming shareholders. Shareholder purchase and redemption activity also may affect the per share amount of the Funds' distributions of its net investment income and net realized capital gains, if any, thereby affecting the tax burden on the Funds' shareholders subject to federal income tax, and/or accelerate the realization of taxable income and cause the Funds to make taxable distributions to its shareholders earlier than the Funds otherwise would have. In addition, under certain circumstances, non-redeeming shareholders may be treated as receiving a disproportionately large taxable distribution during or with respect to such tax year. To the extent a larger shareholder (including, for example, an affiliated fund that operates as a fund-of-funds or 529 college savings plan) is permitted to invest in the Funds, the Funds may experience large inflows or outflows of cash from time to time. This activity could magnify these adverse effects on the Funds.
Liquidity Risk — Liquidity risk exists when particular investments cannot be disposed of quickly in the normal course of business. The ability of a Fund to dispose of such investments or other instruments at advantageous prices may be greatly limited. Market values for illiquid investments may not be readily available, and there can be no assurance that any fair value assigned to an illiquid investment at any time will accurately reflect the price a Fund might receive upon the sale of that investment. Adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer, including rising interest rates, may adversely affect the liquidity of a Fund’s investments. A Fund may be required to sell a less liquid investment in accordance with changes to the
42

Risk Factors

Index. In such cases the sale proceeds received by a Fund may be substantially less than if a Fund had been able to sell the investments in more orderly transactions, and the sale price may be substantially lower than the price previously used by a Fund to value the investments for purposes of determining a Fund’s net asset value. A Fund may not achieve a high correlation with the Index. In addition, a Fund, by itself or together with other accounts managed by the Adviser, may hold a position in an investment that is large relative to the typical trading volume for that investment, which can make it difficult for a Fund to dispose of the position at an advantageous time or price.
Market Risk — Stock market risk refers to the fact that stock (equity securities) prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company’s financial condition and factors affecting the market in general. Over time, the stock market tends to move in cycles, with periods when stock prices rise, and periods when stock prices decline. A slower-growth or recessionary economic environment could have an adverse effect on stock prices. Consequently, a broad-based market drop may also cause a stock’s price to fall. Portfolio securities may also decline in value due to factors affecting securities markets generally, such as real or perceived adverse economic, political, or regulatory conditions, inflation, changes in interest or currency rates or adverse investor sentiment, or due to factors affecting particular industries represented in the securities markets, such as competitive conditions. Changes in the financial condition of a single issuer can impact a market as a whole, and adverse market conditions may be prolonged and may not have the same impact on all types of securities. In addition, the markets may not favor a particular kind of security, including equity securities. Values of securities may fall due to factors affecting a particular issuer, industry, or the securities market as a whole.
Market turmoil may be reflected in perceptions of economic uncertainty, price volatility in the equity and debt markets, and fluctuating trading liquidity. In response, governments may adopt a variety of fiscal and monetary policy changes, including but not limited to, direct capital infusions into companies, new monetary programs, and lower interest rates. These policies may not be successful and any unexpected or quick reversal of these policies could increase volatility in the equity and debt markets. Market conditions and economic risks could have a significant effect on domestic and international economies and could add significantly to the risks of increased volatility and decreased liquidity for a Fund's portfolio.
◼
Geopolitical/Natural Disaster Risk — Global economies and financial markets are increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely affect issuers in another country or region. Geopolitical and other risks, including war, economic sanctions, currency controls or other actions by countries or international bodies, terrorism, trade disputes, embargoes, political or economic dysfunction within some nations, public health crises and related geopolitical events, as well as environmental disasters such as earthquakes, fires, and floods, may add to instability in world economies and markets generally. Changes in trade policies and international trade agreements could affect the economies of many countries in unpredictable ways. Epidemics and/or pandemics, such as the coronavirus (or COVID-19), may result in, among other things, closing borders, disruptions to healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and consumer activity, as well as general concern and uncertainty. The impact may be short-term or may last for extended periods.
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Information Technology and Operational Risk — Markets and market participants are increasingly reliant upon both publicly available and proprietary information data systems. Data imprecision, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at large. The information technology and other operational systems upon which a Fund’s service providers rely may be subject to cyber attack or other technological disruptions, and could otherwise disrupt the ability of these service providers to perform essential tasks for a Fund. In
43

Risk Factors

certain cases, an exchange or market may close or issue trading halts on either specific securities or even the entire market, which may result in a Fund being, among other things, unable to buy or sell certain securities or financial instruments or accurately price its investments.
Mid-Capitalization Stock Risk — Investments in mid-capitalization companies involve greater risks than those associated with larger, more established companies. Stock prices of mid-capitalization companies may be more volatile than those of large-capitalization companies, and, therefore, a Fund’s share price may be more volatile than that of funds that invest a larger percentage of their assets in stocks issued by large-capitalization companies. Stock prices of mid-capitalization companies are also more vulnerable than those of large-capitalization companies to adverse business or economic developments, and the stocks of mid-capitalization companies may be less liquid than those of large-capitalization companies, making it more difficult for a Fund to buy and sell shares of mid-capitalization companies. In addition, mid-capitalization companies generally have less diverse product lines than large-capitalization companies and are more susceptible to adverse developments related to their products.
Momentum Risk — Momentum investing entails investing more in securities that exhibit persistence in relative performance evidenced by better recent price performance compared to other securities. These securities may be more volatile than a broad cross-section of securities, and momentum may be an indicator that a security’s price is peaking. Momentum can turn quickly and cause significant variation from other types of investments. The Fund may experience significant losses if momentum stops, turns or otherwise behaves differently than predicted.
Portfolio Turnover Risk — Portfolio turnover generally involves a number of direct and indirect costs and expenses to a Fund, including, for example, dealer mark-ups and bid/asked spreads and transaction costs on the sale of securities and reinvestment in other securities. Such costs are not reflected in the Funds' Total Annual Fund Operating Expenses set forth under “Fund Fees and Expenses” but do have the effect of reducing a Fund's investment return. Such sales may result in the realization of taxable capital gains, including short-term capital gains, which are generally taxed to shareholders at ordinary income tax rates.
Rebalancing Risk — In purchasing and selling securities to rebalance its portfolio, a Fund will pay more in brokerage commissions than it would without a rebalancing policy. As a result of the need to rebalance, a Fund also has less flexibility in the timing of purchases and sales of securities than it would otherwise, and the rebalancing may result in high portfolio turnover. While we will attempt to minimize any adverse impact to a Fund or its shareholders, the Fund may have a higher proportion of capital gains and a lower return than a fund that does not have a rebalancing policy. Errors in index data, index computations or the construction of the index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on a Fund and its shareholders.
Regulatory Risk — Each Fund is subject to regulatory risk, which is the risk that legislative, regulatory, or tax policies or developments may have an adverse impact on the value of the Fund’s investments and the Fund’s NAV.
Sampling Risk — A Fund’s use of a representative sampling strategy could result in it holding a smaller number of securities than are in the Index. As a result, an adverse development with an issuer or a small number of issuers of securities held by a Fund could result in a greater decline in NAV than would be the case if the Fund held all of the securities in the Index. To the extent the assets in a Fund are smaller, these risks will be greater.
Small-Capitalization Company Risk — Investments in small-capitalization companies involve greater risks than those associated with larger, more established companies. These securities may be subject to more abrupt or erratic price movements and may lack sufficient market liquidity, making it difficult for a Fund to buy and sell them at the time and price desired, and these issuers often face greater
44

Risk Factors

business risks. Small-capitalization companies typically are less financially stable than larger, more established companies, and may depend on a small number of key personnel, making them vulnerable to loss of personnel. These companies also generally have less diverse product lines than larger capitalization companies and are more susceptible to adverse developments related to their products.
Tracking Error Risk — Tracking error is the divergence of a Fund’s performance from that of the Index. The performance of a Fund may diverge from that of its Index for a number of reasons, such as the use of representative sampling (if applicable), transaction costs, a Fund’s holding of cash, differences in accrual of dividends, changes to the Index, tax considerations, rebalancing, or new or existing regulatory requirements. Unlike a Fund, the returns of the Index are not reduced by investment and other operating expenses, including the trading costs associated with implementing changes to its portfolio of investments. Tracking error risk may be heightened during times of market volatility or other unusual market conditions. To the extent that a Fund calculates its NAV based on fair value prices and the value of the Index is based on securities’ closing prices (i.e., the value of the Index is not based on fair value prices), a Fund’s ability to track the Index may be adversely affected. For tax efficiency purposes, a Fund may sell certain securities to realize losses, which will result in a deviation from the Index.
Valuation Risk — The sale price a Fund could receive for a security may differ from a Fund’s valuation of the security and may differ from the value used by its index, particularly for securities that trade in low volume or volatile markets or that are valued using a fair value methodology as a result of trade suspensions or for other reasons. Because non-U.S. exchanges may be open on days when a Fund does not price its shares, the value of the securities or other assets in a Fund’s portfolio may change on days or during time periods when shareholders will not be able to purchase or sell the Fund’s shares. In addition, for purposes of calculating a Fund’s NAV, the value of assets denominated in non-U.S. currencies is converted into U.S. dollars using prevailing market rates on the date of valuation as quoted by one or more data service providers. This conversion may result in a difference between the prices used to calculate a Fund’s NAV and the prices used by the Fund’s index, which, in turn, could result in a difference between the Fund’s performance and the performance of its index. Authorized Participants who purchase or redeem Fund shares on days when a Fund is holding fair-valued securities may receive fewer or more shares, or lower or higher redemption proceeds, than they would have received had the Fund not fair-valued securities or used a different valuation methodology. A Fund relies on various sources to calculate its NAV. The information may be provided by third parties that are believed to be reliable, but the information may not be accurate due to errors by such pricing sources, technological issues, or otherwise.
Value Risk — Value investing entails investing in securities that are inexpensive relative to other securities based on ratios such as price to earnings or price to book. There may be periods when value investing is out of favor, and during which the investment performance of a fund using a value strategy may suffer. In addition, value stocks are subject to the risk that their intrinsic value may never be realized in the market.
45

Risk Factors

Additional Risk Factors. The Adviser may use several types of investment strategies in pursuing the Fund's overall investment objective. The following risks are those that the Adviser does not consider to be principal risks of the Funds. Additional risks are included in the Funds' SAI.
Securities Lending Risk — The risk in lending portfolio securities, as with other extensions of credit, consists of the possibility of loss to a Fund due to (i) the inability of the borrower to return the securities, (ii) a delay in receiving additional collateral to adequately cover any fluctuations in the value of securities on loan, (iii) a delay in recovery of the securities, or (iv) the loss of rights in the collateral should the borrower fail financially. These events could trigger adverse tax consequences for the Fund. In addition, each Fund is responsible for any loss that might result from its investment of the borrower’s collateral. In determining whether to lend securities, the Adviser or the Funds' securities lending agent will consider relevant facts and circumstances, including the creditworthiness of the borrower.
Investment Company Risk — A Fund’s ability to achieve its investment objective may be directly related to the ability of the underlying any funds (including ETFs) held by the Fund to meet their investment objectives. In addition, shareholders of the Fund will indirectly bear the fees and expenses of the underlying investment companies. Underlying investment vehicles are subject to investment advisory and other expenses, which will be indirectly paid by the Fund. Lack of liquidity in an ETF could result in an ETF being more volatile than the underlying portfolio of securities.
46

Organization and Management of the Funds

The Funds' Board of Trustees has the overall responsibility for overseeing the management of each Fund.
The Investment Adviser
The Adviser serves as the investment adviser to each of the Victory Funds pursuant to an investment advisory agreement. The Adviser oversees the operations of the Funds according to investment policies and procedures adopted by the Board of Trustees. The Adviser is a New York corporation that is registered as an investment adviser with the Securities and Exchange Commission (“SEC”). As of September 30, 2023, the Adviser managed and advised assets totaling in excess of $153.5 billion for individual and institutional clients. The Adviser’s principal address is 15935 La Cantera Parkway, San Antonio, TX 78256.
A discussion regarding the basis of the Board’s approval of the Funds' Advisory Agreement is available in the Funds' most recent semi annual report to shareholders for the period ended December 31.
The Adviser is a diversified global asset manager comprised of multiple investment teams, referred to as investment franchises, each of which utilizes an independent approach to investing. The Adviser’s Victory Solutions platform oversees its rules-based investment strategies and is responsible for the day-to-day investment management of each Fund.
Advisory fees to be paid annually, before waivers, are equal to the following:
Fund	Advisory Fee
US Fund	0.15%
US Small Mid Cap Fund	0.15%
International Fund	0.25%
Emerging Markets Fund	0.30%
See “Fund Fees and Expenses” for information about any contractual agreement by the Adviser to waive fees and/or reimburse expenses with respect to a Fund. From time to time, the Adviser also may voluntarily waive fees and/or reimburse expenses in amounts exceeding those required to be waived or reimbursed under any contractual agreement that may be in place with respect to a Fund.
Portfolio Management
Mannik Dhillon serves as President, VictoryShares and Solutions, for the Adviser. From 2015-2017, he served as the Adviser’s Head of Investment Solutions, Product, and Strategy. From 2010 to 2015, Mr. Dhillon served as a managing director and head of manager research with Wilshire Associates, where he evaluated asset managers and led strategic consulting engagements. Mr. Dhillon is a CFA and CAIA® charterholder.
Lance Humphrey is a Senior Portfolio Manager for VictoryShares and Solutions and has co-managed the passive USAA ETFs (including their Predecessor Funds) since their inception in October 2017. Mr. Humphrey has 16 years of investment experience, 12 of which were with USAA Asset Management Company (“AMCO”), which Victory Capital acquired in 2019. He received a B.A. in Finance from Texas State University. He holds the CFA designation and is a member of the CFA Society of San Antonio.
The Funds' SAI provides additional information about the portfolio managers' method of compensation, other accounts they manage and any ownership interests they may have in the Funds.
47

Investing with Victory

Share Price

The net asset value (“NAV”) of each Fund generally is determined at 4:00 p.m. (Eastern Time) on each day the New York Stock Exchange (“NYSE”) is open for business. In the event of an emergency or other disruption in trading on the NYSE, a Fund’s NAV will be determined based upon the close of the NYSE. The NAV is computed by determining the aggregate market value of all assets of a Fund, less its liabilities, divided by the total number of shares outstanding.
NAV=	Total Assets - Liabilities
Number of Shares Outstanding
The NAV takes into account the expenses and fees of a Fund, including management, administration, and distribution fees (if any), which are accrued daily. The determination of NAV for a Fund for a particular day is applicable to all applications for the purchase of shares, as well as all requests for the redemption of shares, received by a Fund (or an authorized broker or agent, or its authorized designee) before the close of trading on the NYSE on that day. The NYSE is closed on weekends, most national holidays, and Good Friday.
Generally, the Funds' investments are valued each day at the last quoted sales price on each investment’s primary exchange. Investments traded or dealt in upon one or more exchanges (whether domestic or foreign) for which market quotations are readily available and not subject to restrictions against resale shall be valued at the last quoted sales price on the primary exchange or, in the absence of a sale on the primary exchange, at the last bid on the primary exchange. Securities primarily traded in the National Association of Securities Dealers’ Automated Quotation System (“Nasdaq”) National Market System for which market quotations are readily available shall be valued using the Nasdaq Official Closing Price. If market quotations are not readily available, investments will be valued at their fair market value as determined in good faith by the Adviser in accordance with procedures approved by the Board and evaluated by the Board as to the reliability of the fair value method used. In these cases, a Fund’s NAV will reflect certain portfolio investments’ fair value rather than their market price. Fair value pricing involves subjective judgments and it is possible that the fair value determined for an investment is materially different than the value that could be realized upon the sale of that investment. The fair value prices can differ from market prices when they become available or when a price becomes available.
A Fund may use independent pricing services to assist in calculating the value of the Fund’s securities or other assets. In addition, market prices for foreign securities are not determined at the same time of day as the NAV for a Fund. In computing the NAV, a Fund values foreign securities held by a Fund at the latest closing price on the exchange in which they are traded immediately prior to closing of the NYSE. Prices of foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates. The value of a Fund’s securities may change on days when shareholders are not able to purchase and redeem the Fund’s shares if the Fund has portfolio securities that primarily are traded in foreign markets that are open on weekends or other days when the Fund does not price its shares. If events materially affecting the value of a security in a Fund’s portfolio, particularly foreign securities, occur after the close of trading on a foreign market but before a Fund prices its shares, the security will be valued at fair value. For example, if trading in a portfolio security is halted and does not resume before a Fund calculates its NAV, the Adviser may need to price the security using a Fund’s fair value pricing guidelines. Without a fair value price, short-term traders could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors. Fair valuation of a Fund’s portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of a Fund’s NAV by short-term traders. The determination of fair value involves subjective judgments. As a result, using fair value to price a
48

Share Price

security may result in a price materially different from the prices used by other funds to determine NAV, or from the price that may be realized upon the actual sale of the security.
With respect to any portion of a Fund’s assets that are invested in one or more open-end management investment companies registered under the Investment Company Act of 1940, as amended (“1940 Act”), a Fund’s NAV is calculated based upon the NAVs of those open-end management investment companies, and the prospectuses for these companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.
Short-term debt obligations with remaining maturities in excess of 60 days are valued at current market prices, as discussed above. Short-term debt obligations with 60 days or less remaining to maturity are, unless conditions indicate otherwise, amortized to maturity based on their cost to the Fund if acquired within 60 days of maturity or, if already held by the Fund on the 60th day, based on the value determined on the 61st day.
Premium/Discount Information
Since investors will buy and sell shares of the Funds in secondary market transactions through brokers at market prices, the Funds' shares will trade at market prices. The market price of shares may be greater than, equal to, or less than NAV. Market forces of supply and demand, economic conditions and other factors may affect the trading prices of shares of a Fund.
For recent information about a Fund, including a Fund’s NAV, market price, premiums and discounts, and bid-ask spreads visit vcm.com.
49

How to Buy and Sell Shares

Shares of each Fund will be listed for trading on the Exchange under the ticker symbols listed on the cover of this Prospectus. Share prices are reported in dollars and cents per share. Shares can be bought and sold on the secondary market throughout the trading day like other publicly traded shares, and shares typically trade in blocks of less than a Creation Unit. There is no minimum investment required. Shares may only be purchased and sold on the secondary market when the Exchange is open for trading.
When buying or selling shares through a broker, you will incur customary brokerage commissions and charges. The commission is often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell smaller amounts of shares. You may also pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction. The spread varies over time for shares of the Fund based on the Fund’s trading volume and market liquidity, and is generally lower if a Fund’s shares have more trading volume and market liquidity and higher if a Fund’s shares have little trading volume and market liquidity.
Only an Authorized Participant (“AP”) may engage in creation or redemption transactions directly with the Fund. The Funds' APs are institutions and large investors, such as market makers or other large broker-dealers, which have entered into a Participation Agreement with the Funds' distributor to undertake the responsibility of obtaining or selling the underlying assets needed to purchase or redeem, respectively, Creation Units of the Funds. APs may acquire shares directly from a Fund, and APs may tender their shares for redemption directly to a Fund, at NAV per share only in large blocks, or Creation Units, of 50,000 shares. Purchases and redemptions directly with a Fund must follow the Funds' procedures, which are described in the SAI.
The Funds may liquidate and terminate at any time without shareholder approval.
Share Trading Prices
The trading prices of a Fund’s shares in the secondary market generally differ from the Fund’s daily NAV and are affected by market forces such as the supply of and demand for shares and shares of underlying investments held by the Fund, economic conditions, and other factors. Information regarding the intraday indicative value (“IIV”) of a Fund will be disseminated every 15 seconds throughout the trading day by the national securities exchange on which the Fund’s shares are primarily listed or by market data vendors or other information providers. The IIV is based on the current market value of the securities and/or cash included in a Fund’s published basket of securities. However, the IIV should not be viewed as a “real-time” update of the NAV per share of a Fund because the approximate value may not be calculated in the same manner as the NAV, which is computed once a day, generally at the end of the business day. The IIV does not necessarily reflect the precise composition of the current portfolio of securities and instruments held by a Fund at a particular point in time or the best possible valuation of the current portfolio. For example, the calculation of the NAV may be subject to fair valuation at different prices than those used in the calculations of the IIV and, unlike the calculation of NAV, the IIV may not reflect estimated accrued interest, dividends and other income, or Fund expenses. The IIV generally is determined by using both current market quotations and/or price quotations obtained from broker-dealers that may trade in the portfolio securities and instruments included in a Fund’s IIV basket. The quotations of certain Fund holdings may not be updated during U.S. trading hours if such holdings do not trade in the U.S. The Funds are not involved in, or responsible for, the calculation or dissemination of the approximate value of the shares and the Funds do not make any warranty as to the accuracy of these values.
Book Entry
Shares are held in book entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding shares of the Funds and is recognized as the owner of all shares for all purposes.
50

How to Buy and Sell Shares

Investors owning shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book entry or “street name” form.
Frequent Purchases and Redemptions of Fund Shares
Each Fund’s shares can only be purchased and redeemed directly from a Fund by APs in Creation Units. Direct trading by APs is critical to ensuring that a Fund’s shares trade at or close to NAV. The cash to be contributed to (or received from) the Fund in connection with a Creation Unit generally is negligible compared to the total amount of the trade. A Fund with exposure to non-U.S. securities employs fair valuation pricing to minimize arbitrage opportunities that attempt to exploit the differences between a security’s market quotation and its fair value. In addition, the Funds impose transaction fees on purchases and redemptions of shares to cover the custodial and other costs incurred by the Funds in effecting trades. These fees increase if an investor substitutes cash in part or in whole for securities, reflecting the fact that a Fund’s trading costs increase in those circumstances.
Trading of a Fund’s shares by individual shareholders occurs on the secondary market. Because the secondary market trades do not directly involve the Funds, it is unlikely those trades would cause the harmful effects of market timing, including dilution, disruption of portfolio management, increases in a Fund’s trading costs and the realization of capital gains.
Given this structure, the Board has determined that it is not necessary to monitor for frequent in-kind purchases and redemptions of shares or market timing activity by the APs or on the shares’ secondary market.
Other Payments to Financial Intermediaries
If you purchase Fund shares through an investment professional, a broker dealer, or other financial intermediary, the Fund may pay for sub-transfer agent, recordkeeping and/or similar administrative services. In addition, Victory Capital (and its affiliates) may make substantial payments out of its own resources, including the profits from the advisory fees Victory Capital receives from the Funds, to affiliated and unaffiliated dealers or other investment professionals and service providers for distribution, administrative and/or shareholder servicing activities. Victory Capital also may reimburse the distributor (or the distributor’s affiliates) for making these payments. Some of these distribution-related payments may be made to dealers or other investment professionals for marketing, promotional or related expenses; these payments are often referred to as “revenue sharing.” In some circumstances, these types of payments may create an incentive for a dealer or investment professional or its representatives to recommend or offer shares of the Funds to its customers. You should ask your dealer or investment professional for more details about any such payments it receives.
51

Distribution and Service Plan

The Funds have adopted a distribution and service plan (“Plan”) pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Funds are authorized to pay distribution fees to the distributor and other firms that provide distribution and shareholder services (“Service Providers”). If a Service Provider provides these services, the Funds may pay fees at an annual rate not to exceed 0.25% of average daily net assets, pursuant to Rule 12b-1 under the 1940 Act.
No distribution or service fees are currently paid by the Funds and there are no current plans to impose these fees. In the event Rule 12b-1 fees were charged, over time they would increase the cost of an investment in the Funds.
52

Distributions and Taxes

Unlike interests in conventional mutual funds, which typically are bought and sold from and to a fund only at closing NAVs, each Fund’s shares are traded throughout the day in the secondary market on a national securities exchange on an intra-day basis and are created and redeemed in-kind and/or for cash in Creation Units at each day’s next calculated NAV. In-kind arrangements are designed to protect ongoing shareholders from the adverse effects on a Fund’s portfolio that could arise from frequent cash redemption transactions. In a conventional mutual fund, redemptions can have an adverse tax impact on taxable shareholders if the mutual fund needs to sell portfolio securities to obtain cash to meet net fund redemptions. These sales may generate taxable gains for the ongoing shareholders of the mutual fund, whereas the shares’ in-kind redemption mechanism generally will not lead to a tax event for the Fund or its ongoing shareholders.
Taxes on Distributions
Each Fund ordinarily declares and pays dividends from net investment income, if any, monthly, and net realized capital gains, if any, annually. The Funds may also pay a special distribution at the end of a calendar year to comply with U.S. federal tax requirements. Dividends from a Fund’s net long-term capital gains, if any, in excess of net short-term capital losses (capital gain dividends) that are properly designated as such are taxable to you as long-term capital gains (at the 20% maximum rate referred to above for non-corporate shareholders) regardless of how long you have held the Fund’s shares. Dividends from a Fund’s net investment income, including net short-term capital gains, if any, are taxable to you as ordinary income (other than qualified dividend income). Dividends from a Fund’s qualified dividend income (i.e., dividends received on stock of most domestic and certain foreign corporations), if any, that are properly designated as such are taxable to non-corporate shareholders at long-term capital gain rates, provided that the Fund and the shareholder satisfy certain holding period and other requirements. A Fund’s dividends also may be eligible for the dividends-received deduction allowed to corporations, subject to similar restrictions.
Distributions in cash may be reinvested automatically in additional whole shares only if the broker through whom you purchased shares makes such option available.
In general, your distributions are subject to U.S. federal income tax when they are paid, whether you take them in cash or reinvest them in a Fund (if that option is available). Distributions reinvested in additional shares of a Fund through the means of a dividend reinvestment service, if available, will be taxable to shareholders acquiring the additional shares to the same extent as if such distributions had been received in cash.
Distributions in excess of a Fund’s current and accumulated earnings and profits are treated as a tax-free return of capital to the extent of (and in reduction of) your basis in the shares and any excess amount will be treated as capital gain.
If the NAV at the time a shareholder purchases shares of a Fund reflects undistributed net investment income, recognized net capital gain, or unrealized appreciation in the value of the assets of the Fund, distributions of such amounts will be taxable to the shareholder in the manner described above, although such distributions economically constitute a return of capital to the shareholder.
As with any investment, you should consider how your investment in shares will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in shares.
Unless your investment in shares is made through a tax-exempt entity or tax-deferred retirement account, such as an individual retirement account, you need to be aware of the possible tax consequences when:
◼
A Fund makes distributions,
◼
You sell your shares listed on the Exchange, and
53

Distributions and Taxes

◼
You purchase or redeem Creation Units.
If you are a nonresident alien individual, foreign trust or estate, foreign corporation or foreign partnership, the Fund’s ordinary income dividends may be subject to a 30% U.S. withholding tax. See the section titled “TAXES—Foreign Shareholders” in the SAI for details.
Taxes on Exchange-Listed Share Sales
Any capital gain or loss realized upon a sale of shares is generally treated as long-term capital gain or loss if the shares have been held for more than one year and as short-term capital gain or loss if the shares have been held for one year or less. The ability to deduct capital losses from sales of shares may be limited.
A nonresident alien individual, foreign trust or estate, foreign corporation or foreign partnership is generally exempt from U.S. federal income or withholding tax on gains realized on the sale or other disposition of shares of a Fund.
Taxes on Purchase and Redemption of Creation Units
An AP who exchanges securities for Creation Units generally will recognize gain or loss equal to the difference between the market value of the Creation Units at the time of the exchange and the sum of the AP’s aggregate basis in the securities surrendered plus any cash it pays. An AP who exchanges Creation Units for securities will generally recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the sum of the aggregate market value of the securities received plus any cash equal to the difference between the NAV of the shares being redeemed and the value of the securities. The Internal Revenue Service (“Service”), however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing “wash sales” or for other reasons. Persons exchanging securities should consult their own tax advisor with respect to whether wash sale rules apply and when a loss might be deductible.
Any capital gain or loss realized on the purchase or redemption of Creation Units will generally be treated as long-term capital gain or loss if the securities surrendered to purchase the Creation Units or the Creation Units, as applicable, have been held for more than one year and as short-term capital gain or loss if the securities surrendered or the Creation Units, as applicable, have been held for one year or less.
If you purchase or redeem Creation Units, you will be sent a confirmation statement showing how many shares you purchased or sold and at what price. See “TAXES” in the SAI for a description of the requirement regarding basis determination methods applicable to share redemptions and the Fund’s obligation to report basis information to the Service.
Backup Withholding
By law, a Fund is required to withhold 24% of your distributions and proceeds if you have not provided the Fund with a correct Social Security number or other taxpayer identification number and in certain other situations.
54

Distributions and Taxes

Foreign Account Tax Compliance Act
Under the “Foreign Account Tax Compliance Act,” unless certain foreign entities comply with certain IRS requirements that generally require them to report information regarding U.S. persons investing in, or holding accounts with, such entities, a 30% U.S. withholding tax may apply to dividends paid by the Fund to such entities. See the section titled “TAXES—Foreign Shareholders” in the SAI for details.
Dividends and interest received by a Fund and capital gains recognized by a Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.  You may be able to claim a credit or take a deduction for foreign taxes paid by a Fund if certain requirements are met.
The foregoing discussion summarizes some of the possible consequences under current federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. Consult your personal tax advisor about the potential tax consequences of an investment in the shares under all applicable tax laws.
55

Other Information

Investments by Investment Companies
Section 12(d)(1) of the 1940 Act restricts investments by investment companies in the securities of other investment companies, including shares of the Funds. Registered investment companies are permitted to invest in the Funds beyond the limits set forth in Section 12(d)(1) as permitted by any rules and regulations adopted under applicable law, including that such investment companies enter into an agreement with the Trust on behalf of the Funds.
Continuous Offering
The method by which Creation Units of shares are created and traded may raise certain issues under applicable securities laws. Because new Creation Units of shares are issued and sold by the Funds on an ongoing basis, a “distribution,” as such term is used in the Securities Act of 1933, as amended (the “Securities Act”), may occur at any point. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery requirement and liability provisions of the Securities Act.
For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the distributor, breaks them down into constituent shares and sells the shares directly to customers or if it chooses to couple the creation of a supply of new shares with an active selling effort involving solicitation of secondary market demand for shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a characterization as an underwriter.
Broker-dealer firms should also note that dealers who are not “underwriters” but are effecting transactions in shares, whether or not participating in the distribution of shares, are generally required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(a)(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker-dealer firms should note that dealers who are not “underwriters” but are participating in a distribution (as contrasted with engaging in ordinary secondary market transactions) and thus dealing with the shares that are part of an overallotment within the meaning of Section 4(a)(3)(C) of the Securities Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the Securities Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the Securities Act is only available with respect to transactions on a national exchange.
Dealers effecting transactions in the Funds' shares, whether or not participating in this distribution, are generally required to deliver a Prospectus. This is in addition to any obligation of dealers to deliver a Prospectus when acting as underwriters.
Portfolio Holdings Disclosure
A description of the Funds policies regarding disclosure of the securities in each Fund’s portfolio is found in the Statement of Additional Information. Each Fund’s portfolio is disclosed daily on the Funds' website at www.VictorySharesLiterature.com. Shareholders may also request portfolio holdings schedules at no charge by calling toll free 1-866-376-7890.
56

Other Information

Shareholder Communications
In order to eliminate duplicate mailings to an address at which two or more shareholders with the same last name reside, the Victory Funds may send only one copy of any shareholder reports, proxy statements, prospectuses and their supplements, unless you have instructed us to the contrary. You may request that the Victory Funds send these documents to each shareholder individually by calling the Victory Funds at 1-866-376-7890, and they will be delivered promptly.
While this Prospectus and the SAI of the Trust describe pertinent information about the Trust and each Fund, neither this Prospectus nor the SAI represents a contract between the Trust or a Fund and any shareholder.
Other Disclosures
Victory Capital means Victory Capital Management Inc., the investment adviser of the VictoryShares ETFs. VictoryShares ETFs are distributed by Foreside Fund Services, LLC (Foreside). Foreside is a member of FINRA. Victory Capital is not affiliated with Foreside.
57

Financial Highlights

The following financial highlights tables reflect historical information about shares of each Fund and are intended to help you understand the Fund’s financial performance for the period of the Fund’s operations. Certain information reflects financial results for a single share of a Fund. The total returns in each table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all income dividends and capital gain distributions).
For periods ending prior to August 31, 2019, the Funds’ financial highlights include historical information of each Fund’s Predecessor Fund, which were series of USAA ETF Trust and managed by USAA Asset Management Company.
The information presented for the periods ended on or after August 31, 2019, has been audited by Cohen & Company, Ltd., the Funds’ independent registered public accounting firm, whose report, along with the Funds’ financial statements, are included in each Fund’s annual report, which is available upon request. The information for all periods prior to August 31, 2019, was audited by a different independent registered public accounting firm.
58

VictoryShares US Value Momentum ETF
	Year Ended 6/30/23	Year Ended 6/30/22	Year Ended 6/30/21	10 Months Ended 6/30/20(a)	Year Ended 8/31/19	10/24/17(b) through 8/31/18
Net Asset Value, Beginning of Period	$60.10	$65.66	$45.30	$50.37	$53.85	$50.19
Investment Activities:
Net investment income (loss)(c)	1.25	1.07	0.81	0.72	1.00	0.78
Net realized and unrealized gains (losses)	4.10	(5.52)	20.32	(4.85)	(3.59)	3.34
Total from Investment Activities	5.35	(4.45)	21.13	(4.13)	(2.59)	4.12
Distributions to Shareholders from:
Net investment income	(1.27)	(1.11)	(0.77)	(0.94)	(0.89)	(0.46)
Total Distributions	(1.27)	(1.11)	(0.77)	(0.94)	(0.89)	(0.46)
Net Asset Value, End of Period	$64.19	$60.10	$65.66	$45.30	$50.37	$53.85
Total Return(d),(e)	8.99%	(6.94)%	47.02%	(8.31)%	(4.79)%	8.23%
Ratios to Average Net Assets:
Net Expenses(f),(g)	0.20%	0.20%	0.20%	0.20%	0.20%	0.20%
Net Investment Income (Loss)(f)	2.00%	1.59%	1.47%	1.80%	2.00%	1.76%
Gross Expenses(f),(g)	0.26%	0.27%	0.27%	0.28%	0.25%	0.25%
Supplemental Data:
Net Assets at end of period (000's)	$192,568	$267,461	$443,213	$464,347	$468,445	$398,504
Portfolio Turnover(d),(h)	101%	53%	76%	66%	87%	84%
(a)
The Fund's fiscal year-end changed from August 31 to June 30, effective September 1, 2019.
(b)
Commencement of operations.
(c)
Per share net investment income (loss) has been calculated using the average daily shares method.
(d)
Not annualized for periods less than one year.
(e)
Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. Generally Accepted Accounting Principles and could differ from the reported return.
(f)
Annualized for periods less than one year.
(g)
Does not include acquired fund fees and expenses, if any.
(h)
Excludes impact of in-kind transactions.
59

VictoryShares US Small Mid Cap Value Momentum ETF
	Year Ended 6/30/23	Year Ended 6/30/22	Year Ended 6/30/21	10 Months Ended 6/30/20(a)	Year Ended 8/31/19	10/24/17(b) through 8/31/18
Net Asset Value, Beginning of Period	$60.55	$72.20	$45.57	$49.54	$57.21	$50.13
Investment Activities:
Net investment income (loss)(c)	1.12	0.88	0.52	0.60	1.00	0.57
Net realized and unrealized gains (losses)	6.29	(11.79)	26.84	(3.74)	(7.86)	6.81
Total from Investment Activities	7.41	(10.91)	27.36	(3.14)	(6.86)	7.38
Distributions to Shareholders from:
Net investment income	(1.10)	(0.74)	(0.73)	(0.83)	(0.81)	(0.30)
Total Distributions	(1.10)	(0.74)	(0.73)	(0.83)	(0.81)	(0.30)
Net Asset Value, End of Period	$66.86	$60.55	$72.20	$45.57	$49.54	$57.21
Total Return(d),(e)	12.33%	(15.24)%	60.47%	(6.44)%	(11.99)%	14.80%
Ratios to Average Net Assets:
Net Expenses(f),(g)	0.24%(h)	0.24%(h)	0.24%(h)	0.25%	0.25%	0.25%
Net Investment Income (Loss)(f)	1.75%	1.26%	0.87%	1.53%	1.98%	1.25%
Gross Expenses(f),(g)	0.27%	0.27%	0.28%	0.31%	0.30%	0.30%
Supplemental Data:
Net Assets at end of period (000's)	$230,660	$257,356	$299,631	$239,247	$101,564	$71,517
Portfolio Turnover(d),(i)	126%	70%	78%	70%	88%	81%
(a)
The Fund's fiscal year-end changed from August 31 to June 30, effective September 1, 2019.
(b)
Commencement of operations.
(c)
Per share net investment income (loss) has been calculated using the average daily shares method.
(d)
Not annualized for periods less than one year.
(e)
Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. Generally Accepted Accounting Principles and could differ from the reported return.
(f)
Annualized for periods less than one year.
(g)
Does not include acquired fund fees and expenses, if any.
(h)
Includes impact of voluntary waivers. Without these voluntary waivers, the net expense ratio would have been at the contractual cap.
(i)
Excludes impact of in-kind transactions.
60

VictoryShares International Value Momentum ETF
	Year Ended 6/30/23	Year Ended 6/30/22	Year Ended 6/30/21	10 Months Ended 6/30/20(a)	Year Ended 8/31/19	10/24/17(b) through 8/31/18
Net Asset Value, Beginning of Period	$40.14	$49.64	$38.42	$43.16	$48.10	$50.08
Investment Activities:
Net investment income (loss)(c)	1.59	1.41	1.28	0.83	1.30	1.34
Net realized and unrealized gains (losses)	3.33	(9.20)	11.17	(4.35)	(4.99)	(2.64)
Total from Investment Activities	4.92	(7.79)	12.45	(3.52)	(3.69)	(1.30)
Distributions to Shareholders from:
Net investment income	(1.42)	(1.71)	(1.23)	(1.22)	(1.25)	(0.68)
Total Distributions	(1.42)	(1.71)	(1.23)	(1.22)	(1.25)	(0.68)
Net Asset Value, End of Period	$43.64	$40.14	$49.64	$38.42	$43.16	$48.10
Total Return(d),(e)	12.50%	(16.12)%	32.66%	(8.39)%	(7.70)%	(2.64)%
Ratios to Average Net Assets:
Net Expenses(f),(g)	0.35%	0.35%	0.35%	0.35%	0.35%	0.35%
Net Investment Income (Loss)(f)	3.86%	2.96%	2.86%	2.41%	2.90%	3.12%
Gross Expenses(f),(g)	0.41%	0.41%	0.42%	0.41%	0.40%	0.40%
Supplemental Data:
Net Assets at end of period (000's)	$246,564	$282,957	$357,380	$315,004	$323,693	$307,836
Portfolio Turnover(d),(h)	105%	68%	90%	62%	87%	65%
(a)
The Fund's fiscal year-end changed from August 31 to June 30, effective September 1, 2019.
(b)
Commencement of operations.
(c)
Per share net investment income (loss) has been calculated using the average daily shares method.
(d)
Not annualized for periods less than one year.
(e)
Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. Generally Accepted Accounting Principles and could differ from the reported return.
(f)
Annualized for periods less than one year.
(g)
Does not include acquired fund fees and expenses, if any.
(h)
Excludes impact of in-kind transactions.
61

VictoryShares Emerging Markets Value Momentum ETF
	Year Ended 6/30/23	Year Ended 6/30/22	Year Ended 6/30/21	10 Months Ended 6/30/20(a)	Year Ended 8/31/19	10/24/17(b) through 8/31/18
Net Asset Value, Beginning of Period	$40.76	$52.08	$37.91	$41.23	$45.58	$49.95
Investment Activities:
Net investment income (loss)(c)	2.04	1.91	1.36	0.73	1.31	1.17
Net realized and unrealized gains (losses)	1.04	(11.18)	14.10	(2.85)	(4.73)	(5.10)
Total from Investment Activities	3.08	(9.27)	15.46	(2.12)	(3.42)	(3.93)
Distributions to Shareholders from:
Net investment income	(1.76)	(2.05)	(1.29)	(1.20)	(0.93)	(0.44)
Total Distributions	(1.76)	(2.05)	(1.29)	(1.20)	(0.93)	(0.44)
Net Asset Value, End of Period	$42.08	$40.76	$52.08	$37.91	$41.23	$45.58
Total Return(d),(e)	7.80%	(18.34)%	41.48%	(5.47)%	(7.62)%	(7.95)%
Ratios to Average Net Assets:
Net Expenses(f),(g)	0.45%	0.45%	0.45%	0.45%	0.45%	0.45%
Net Investment Income (Loss)(f)	5.07%	4.05%	2.98%	2.18%	3.00%	2.77%
Gross Expenses(f),(g)	0.61%	0.55%	0.56%	0.57%	0.50%	0.50%
Supplemental Data:
Net Assets at end of period (000's)	$170,426	$209,936	$265,591	$164,892	$169,051	$154,974
Portfolio Turnover(d),(h)	109%	70%	95%	51%	67%	58%
(a)
The Fund's fiscal year-end changed from August 31 to June 30, effective September 1, 2019.
(b)
Commencement of operations.
(c)
Per share net investment income (loss) has been calculated using the average daily shares method.
(d)
Not annualized for periods less than one year.
(e)
Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. Generally Accepted Accounting Principles and could differ from the reported return.
(f)
Annualized for periods less than one year.
(g)
Does not include acquired fund fees and expenses, if any.
(h)
Excludes impact of in-kind transactions.
62

Appendix

The Exchange
Shares are not sponsored, endorsed, or promoted by the Exchange. The Exchange makes no representation or warranty, express or implied, to the owners of the shares or any member of the public regarding the ability of the Funds to track the total return performance of their respective Index or the ability of each Index identified herein to track stock market performance. The Exchange is not responsible for, nor has it participated in, the determination of the compilation or the calculation of each Index, nor in the determination of the timing of, prices of, or quantities of the shares to be issued, nor in the determination or calculation of the equation by which the shares are redeemable. The Exchange has no obligation or liability to owners of the shares in connection with the administration, marketing, or trading of the shares.
The Exchange does not guarantee the accuracy and/or the completeness of each Index or the data included therein. The Exchange makes no warranty, express or implied, as to results to be obtained by the Trust on behalf of the Funds', owners of the shares, or any other person or entity from the use of each Index or the data included therein.
The Exchange makes no express or implied warranties, and hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to the Index or the data included therein. Without limiting any of the foregoing, in no event shall the Exchange have any liability for any lost profits or indirect, punitive, special, or consequential damages even if notified of the possibility thereof.
Nasdaq Indexes
Several of the Funds utilize an index that has been created and maintained by Nasdaq, Inc. None of these Funds are sponsored, endorsed, sold or promoted by Nasdaq, Inc. or its affiliates (Nasdaq, Inc., with its affiliates, are referred to as the “Corporations”). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of descriptions and disclosures relating to, the Funds. The Corporations make no representation or warranty, express or implied to the owners of the Funds or any member of the public regarding the advisability of investing in securities generally or in the Funds particularly, or the ability of the Indexes to track general stock market performance. The Corporations’ only relationship to the Adviser (“Licensee”) is in the licensing of the Nasdaq® and certain trade names of the Corporations and the use of the Indexes which is determined, composed and calculated by Nasdaq, Inc. without regard to Licensee or the Funds. Nasdaq, Inc. has no obligation to take the needs of the Licensee or the owners of the Funds into consideration in determining, composing or calculating the Indexes. The Corporations are not responsible for and have not participated in the determination of the timing of, prices at, or quantities of the Funds to be issued or in the determination or calculation of the equation by which the Funds is to be converted into cash. The Corporations have no liability in connection with the administration, marketing or trading of the Funds.
The Corporations do not guarantee the accuracy and/or uninterrupted calculation of the Indexes or any data included therein. The Corporations make no warranty, express or implied, as to results to be obtained by licensee, owners of the funds, or any other person or entity from the use of the Indexes or any data included therein. The corporations make no express or implied warranties, and expressly disclaim all warranties of merchantability or fitness for a particular purpose or use with respect to the Indexes or any data included therein. Without limiting any of the foregoing, in no event shall the Corporations have any liability for any lost profits or special, incidental, punitive, indirect, or consequential damages, even if notified of the possibility of such damages.
63

VS-MSCIETF-PRO (11/23)
By mail:
VictoryShares
4900 Tiedeman Road, 4th Floor
Brooklyn, OH 44144

4900 Tiedeman Road,
4th Floor
Brooklyn, OH 44144
Statement of Additional Information (SAI): The SAI contains more information about the Funds' operations, investment restrictions, policies, and practices. The SAI is incorporated by reference into this Prospectus, which means that it is legally part of this Prospectus, even if you do not request a copy.
Annual and Semi Annual Reports: Annual and semi annual reports contain more information about the Funds' investments and the market conditions and investment strategies that significantly affected the Funds' performance during the most recent fiscal period.
How to Obtain Information: You may obtain a free copy of the SAI or annual and semi annual reports, and ask questions about the Funds or your accounts, online at VictorySharesLiterature.com, by contacting the Funds at the following address or telephone number, or by contacting your financial intermediary.
By telephone:
Call VictoryShares at
866-376-7890
You also can get information about the Funds (including the SAI and other reports) from the Securities and Exchange Commission (SEC) on the SEC’s Edgar database at sec.gov, or after paying a duplicating fee, by electronic request sent to the following e-mail address: publicinfo@sec.gov.
Investment Company Act File Number 811-22696

November 1, 2023
Prospectus
VictoryShares Short-Term Bond ETF (USTB)
(formerly VictoryShares USAA® Core Short-Term Bond Fund)
VictoryShares Core Intermediate Bond ETF (UITB)
(formerly VictoryShares USAA® Core Intermediate-Term Bond ETF)
Victory Capital Management Inc. and its affiliates are not affiliated with United Services Automobile Association or its affiliates (USAA). USAA and the USAA logo are registered trademarks of USAA.
Listed and traded on:
The Nasdaq Stock Market LLC
The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.
VictorySharesLiterature.com
866-376-7890

VictoryShares Short-Term Bond ETF Summary
Investment Objective
The VictoryShares Short-Term Bond ETF (the “Fund”) seeks high current income consistent with preservation of principal.
Fund Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Shareholder Fees (paid directly from your investment)	None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.25%
Other Expenses	0.10%
Total Annual Fund Operating Expenses[1]	0.35%
1
Victory Capital Management Inc. (the “Adviser”) has contractually agreed to waive its management fee and/or reimburse expenses so that the total annual fund operating expenses (excluding certain items such as interest, taxes, and brokerage commissions) do not exceed 0.35% through at least October 31, 2024. The Adviser is permitted to recoup advisory fees waived and expenses reimbursed for up to three years after the date of the waiver or reimbursement, subject to the lesser of any operating expense limits in effect at the time of (a) the original waiver or expense reimbursement; or (b) the recoupment, after giving effect to the recoupment amount. This agreement may only be terminated by the Fund’s Board of Trustees.
Example:
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that (1) you invest $10,000 in the Fund for the time periods indicated and then sell or continue to hold all of your shares at the end of the period, (2) your investment has a 5% return each year, and (3) the Fund’s operating expenses remain the same. The amounts shown reflect any fee waiver/expense reimbursement in place through its expiration date. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$36	$113	$197	$443
Portfolio Turnover:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover will generally indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund’s performance. For the most recent fiscal year, the Fund’s portfolio turnover rate was 53% of the average value of its portfolio.
Principal Investment Strategy
Under normal circumstances, the Fund invests at least 80% of its assets in debt securities and in derivatives and other instruments that have economic characteristics similar to such securities. The Fund primarily invests in securities that have a dollar-weighted average portfolio maturity of three years or less. The debt securities in which the Fund typically invests include a mix of government obligations (including U.S., state, and local governments, their agencies and instrumentalities);
1

VictoryShares Short-Term Bond ETF Summary
mortgage- and asset-backed securities (including collateralized debt obligations and collateralized mortgage obligations); corporate debt securities; and other securities believed to have debt-like characteristics. The Fund will invest primarily in investment-grade securities, but may invest up to 20% of its net assets in below-investment-grade securities, which sometimes are referred to as high-yield securities or “junk” bonds.
The Fund may invest up to 20% of its net assets in foreign debt securities, including non-U.S. dollar-denominated securities and securities of companies in emerging market countries (i.e., those that are in the early stages of their industrial cycles). The Fund also may invest in securities not considered foreign securities that carry foreign credit exposure.
The Fund may use futures, including U.S. Treasury futures, to manage duration, increase or decrease its exposure to changing security prices or other factors that affect security values, enhance income, hedge against certain risks, or keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to a market.
Principal Risks of Investing in the Fund
The Fund’s investments are subject to the following principal risks:
Debt Securities or Bond Risk — The Fund is subject to the risk that the market value of the bonds in the Fund’s portfolio will fluctuate because of changes in interest rates, changes in the supply of and demand for debt securities, and other market factors. Bond prices generally are linked to the prevailing market interest rates. In general, when interest rates rise, bond prices typically fall; conversely, when interest rates fall, bond prices typically rise. The price volatility of a bond also depends on its duration, which is a measure of a bond’s sensitivity to a change in interest rates. Generally, the longer the duration of a bond, the greater is its sensitivity to interest rates. To compensate investors for this higher interest rate risk, bonds with longer durations generally offer higher yields than bonds with shorter durations. Should the U.S. Federal Reserve raise interest rates, the Fund may be subject to risks associated with rising interest rates. The fixed-income securities in the Fund’s portfolio also are subject to credit risk, which is the possibility that an issuer of a fixed-income security cannot make timely interest and principal payments on its securities or that negative market perceptions of the issuer’s ability to make such payments will cause the price of that security to decline. The Fund accepts some credit risk as a recognized means to enhance an investor’s return.
High-Yield Bond Risk — Fixed-income securities rated below investment grade, also known as “junk” or high-yield bonds, generally entail greater credit and liquidity risk than investment-grade securities. Their prices also may be more volatile, especially during economic downturns and financial setbacks or liquidity events. The Fund’s value could be hurt by price declines due to actual or perceived changes in an issuer’s ability to make such payments. These securities are considered by the major rating agencies to be predominantly speculative with respect to the issuer’s continuing ability to pay principal and interest, and they carry a greater risk that the issuer of such securities will default on the timely payment of principal and interest. Issuers of securities that are in default or have defaulted may fail to resume principal or interest payments, in which case the Fund may lose its entire investment. The creditworthiness of issuers of these securities may be more complex to analyze than that of issuers of investment-grade debt securities, and the overreliance on credit ratings may present additional risks.
Asset-Backed and Mortgage-Backed Securities Risk — Mortgage- and asset-backed securities (“MBS” or “ABS,” respectively) differ from conventional debt securities because principal is paid back over the life of the security rather than at maturity. MBS and ABS are subject to prepayment or call risk, which is the risk that a borrower’s payments may be received earlier than expected due to changes in prepayment rates on underlying loans. As a result, the Fund may reinvest these early payments at lower interest rates, thereby reducing the Fund’s income. These securities also are subject to extension risk, which is the risk that the life of the ABS or MBS may be extended due to
2

VictoryShares Short-Term Bond ETF Summary
higher interest rates and lower prepayments. As a result, the value of the securities will decrease. The value of MBS can be impacted by factors affecting the housing market, and MBS also are subject to the risk of high default rates on the mortgages within the mortgage pool. The liquidity of non-agency or privately issued ABS or MBS securities, in particular those that are rated as non-investment grade, may change dramatically over time.
U.S. Government Sponsored Enterprises (“GSEs”) Risk — Securities issued by certain GSEs, such as MBS issued by the Government National Mortgage Association (“Ginnie Mae”), are backed by the full faith and credit of the U.S. government. Securities issued by other GSEs, such as Federal Home Loan Mortgage Corporation (“Freddie Mac”) and the Federal National Mortgage Association (“Fannie Mae”), are neither issued nor guaranteed by the U.S. Treasury. Rather, they are supported by the credit of the issuing agency, instrumentality or corporation. However, these securities typically have indirect support from the U.S. government through an ability to borrow from the U.S. Treasury, and the U.S. government is authorized to purchase the GSE’s obligations. If a GSE defaults on its obligations, the Fund might not be able to recover its investment.
Foreign Securities Risk — Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information, and less economic, political, and social stability in the countries in which the Fund invests. The imposition of exchange controls, sanctions, confiscations, trade restrictions (including tariffs), and other government restrictions by the United States or other governments; or problems in share registration, settlement, or custody also may result in losses. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time.
Derivatives Risk — Derivatives, including futures contracts, may involve risks different from, or greater than, those associated with more traditional investments. In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage, and liquidity risks. Derivatives may create leverage and expose the Fund to additional levels of risk, including greater losses from investments and increased volatility, than would otherwise have been the case had the Fund not engaged in the activities that created the leverage. As a result of investing in derivatives, the Fund could lose more than the amount it invests. Derivatives may be highly illiquid, and the Fund may not be able to close out or sell a derivative position at a particular time or at an anticipated price. Derivatives also may be subject to counterparty risk, which includes the risk that the Fund may sustain a loss as a result of the insolvency or bankruptcy of, or other non-compliance by, the other party to the transaction.
Exchange-Traded Fund (“ETF”) Structure Risk — The Fund is structured as an ETF and, as a result, is subject to special risks, including:
◼
Not Individually Redeemable — The Fund’s shares are not individually redeemable and may be redeemed by the Fund at its net asset value per share (“NAV”) only in large blocks known as Creation Units. The Fund may incur brokerage costs purchasing enough shares to constitute a Creation Unit. Alternatively, the Fund may redeem your shares by selling them on the secondary market at prevailing market prices.
◼
Trading Issues — Trading in shares on the exchange operated by Nasdaq Stock Market LLC (the “Exchange”) may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in shares inadvisable, such as extraordinary market volatility. There can be no assurance that shares will continue to meet the listing requirements of the Exchange. There is no guarantee that an active secondary market will develop for the shares. In stressed market conditions, authorized participants may be unwilling to participate in the creation/redemption process, particularly if the market for shares becomes less liquid in
3

VictoryShares Short-Term Bond ETF Summary
response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings, which may lead to widening of bid-ask spreads and differences between the market price of the shares and the underlying value of those shares.
◼
Market Price Variance Risk — The market prices of shares will fluctuate in response to changes in NAV and supply and demand for shares and will include a bid-ask spread charged by the exchange specialists, market makers, or other participants that trade the particular security. There may be times when the market price and the NAV vary significantly, particularly in times of market stress. This means that shares may trade at a premium or discount to NAV and bid-ask spreads may widen.
◼
International Closed Market Trading Risk — Many of the Fund’s underlying securities trade on foreign exchanges that are closed when the Exchange is open; consequently, events may transpire while such foreign exchanges are closed but the Exchange is open that may change the value of such underlying securities relative to their last quoted prices on such foreign exchanges.
◼
Authorized Participants Concentration Risk — A limited number of financial institutions may be responsible for all or a significant portion of the creation and redemption activity for the Fund. If these firms exit the business or are unable or unwilling to process creation and/or redemption orders, shares may trade at a premium or discount to NAV and bid-ask spreads may widen.
◼
Tax-Efficiency Risk — Redemptions of shares may be effected for cash, rather than in kind, which means that the Fund may need to sell portfolio securities in order to complete an in-cash redemption, and may recognize net gains on these sales. As a result, investments in the shares may be less tax-efficient than investments in ETFs that redeem solely or principally in kind, and the Fund may pay out higher annual capital gain distributions than if the in-kind redemption process was used.
Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the investments in which the Fund invests, the Fund might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of the Adviser. Markets for the investments in which the Fund invests may be disrupted by a number of events, including but not limited to economic crises, natural disasters, new legislation, or regulatory changes, and may prevent the Fund from limiting losses, realizing gains, or achieving a high correlation with an index it may seek to track.
Market Risk — Any investment involves risk, and there is no assurance that the Fund will achieve its investment objective. Losing money is a risk of investing in the Fund. The value of the securities in which the Fund invests may go up or down in response to the prospects of individual companies, particular sectors or governments, and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets, or general investor sentiment. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Fund will rise in value.
Large Shareholder Risk — Certain large shareholders, including other funds advised by the Adviser, may from time to time own a substantial amount of the Fund’s shares. The actions by one shareholder or multiple shareholders may have an impact on the Fund and, therefore, indirectly on other shareholders. Shareholder purchase and redemption activity may affect the per share amount of the Fund’s distributions of its net investment income and net realized capital gains, if any, thereby affecting the tax burden on the Fund’s shareholders subject to federal income tax. To the extent a larger shareholder (including, for example, an affiliated fund that operates as a fund-of-funds or 529 college savings plan) is permitted to invest in the Fund, the Fund may experience large inflows or outflows of cash from time to time. This activity could magnify these adverse effects on the Fund.
4

VictoryShares Short-Term Bond ETF Summary
Regulatory Risk — The Fund is subject to regulatory risk, which is the risk that legislative, regulatory, or tax policies or developments may have an adverse impact on the value of the Fund’s investments and the Fund’s NAV.
Management Risk — The Fund is actively managed. The Adviser’s judgments about a particular security, markets, or investment strategy may prove to be incorrect and may cause the Fund to incur losses. There can be no assurance that the Adviser’s investment techniques and decisions will produce the desired results.
You may lose money by investing in the Fund. There is no guarantee that the Fund will achieve its objective. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
By itself, the Fund does not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to weather changes in the value of their investment.
Investment Performance
The bar chart and table that follow are intended to help you understand some of the risks of investing in the Fund. The bar chart shows you how the Fund’s calendar year performance has varied over the past 10 years (or the life of the Fund if shorter). The table compares the Fund’s average annual total returns over the same period to one or more broad measures of market performance. We assume reinvestment of dividends and distributions.
Performance information for the Fund prior to July 1, 2019, reflects the historical performance of the USAA Core Short-Term Bond ETF, a series of USAA ETF Trust (the predecessor to the Fund managed by USAA Asset Management Company) (the “Predecessor Fund”). The Fund’s performance has not been restated to reflect any differences in expenses paid by the Predecessor Fund and those paid by the Fund.
Updated performance information is available on the Fund’s website at vcm.com.
Calendar Year Returns

6%
5%
4%
3%
2%
1%
0%
-1%
-2%
-3%
-4%
1.44%
4.90%
5.14%
0.90%
-2.84%
2018
2019
2020
2021
2022

During the periods shown in the chart:	Returns	Quarter ended
Highest Quarter	4.84%	June 30, 2020
Lowest Quarter	-2.37%	March 31, 2022

Year-to-date return	3.53%	September 30, 2023
5

VictoryShares Short-Term Bond ETF Summary

Average Annual Total Returns (For the Periods Ended December 31, 2022)	1 Year	5 Years	Life of Fund[1]
FUND
Before Taxes	-2.84%	1.87%	1.83%
After Taxes on Distributions	-3.83%	0.89%	0.86%
After Taxes on Distributions and Sale of Fund Shares	-1.68%	1.02%	1.00%
Index
Bloomberg 1-3 Year Credit Index reflects no deduction for fees, expenses, or taxes	-3.40%	1.31%	1.24%
1
Inception date of the Fund is October 24, 2017.
After-tax returns use the historical highest individual federal marginal income tax rates and do not reflect the effect of state and local taxes. In certain situations, the return after taxes on distributions and sale of fund shares may be higher than the other return amounts. A higher after-tax return may result when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant if you own your Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
Management of the Fund
Investment Adviser
Victory Capital Management Inc. (the “Adviser”) serves as the Fund’s investment adviser. The portfolio managers jointly and primarily responsible for day-to-day management of the Fund are members of Victory Income Investors, a Victory Capital investment franchise.
Portfolio Management
	Title	Tenure with the Fund
James F. Jackson Jr., CFA	Senior Portfolio Manager, Head of Fixed Income Portfolio Management, and co-Chief Investment Officer	Since 2019
John Spear, CFA	Senior Portfolio Manager and co-Chief Investment Officer	Since 2017
Brian W. Smith, CFA	Senior Portfolio Manager	Since 2017
Kurt Daum, JD	Senior Portfolio Manager	Since 2017
R. Neal Graves, CFA, CPA	Senior Portfolio Manager	Since 2019
Douglas J. Rollwitz, CFA, CPA	Portfolio Manager	Since November 2022
Purchase and Sale of Fund Shares
The Fund will issue and redeem shares at NAV only in large blocks of 50,000 shares (each block of shares is called a “Creation Unit”). Creation Units are issued and redeemed for cash and/or in-kind for securities by Authorized Participants (“APs”) that have entered into agreements with the Fund’s distributor. Except when aggregated in Creation Units, shares are not redeemable securities of the Fund.
Shares of the Fund are listed for trading on the Exchange. Individual shares may only be purchased and sold in the secondary market through a broker or dealer at a market price. Because shares of the Fund trade at market prices rather than NAV, shares may trade at a price that is greater than (a premium), at, or less than (a discount) NAV. An investor may incur costs attributable to the difference
6

VictoryShares Short-Term Bond ETF Summary
between the highest price a buyer is willing to pay to purchase shares (bid) and the lowest price a seller is willing to accept for shares (ask) when buying or selling shares in the secondary market (the “bid-ask spread”).
For recent information about the Fund, including the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, visit vcm.com.
Tax Information
The Fund’s distributions generally are taxable as ordinary income, qualified dividend income, or capital gains. A sale of shares may result in a capital gain or loss.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares through an account maintained by a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
7

VictoryShares Core Intermediate Bond ETF Summary
Investment Objective
The VictoryShares Core Intermediate Bond ETF (the “Fund”) seeks high current income without undue risk to principal.
Fund Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Shareholder Fees (paid directly from your investment)	None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.30%
Other Expenses	0.08%
Total Annual Fund Operating Expenses[1]	0.38%
1
Victory Capital Management Inc. (the “Adviser”) has contractually agreed to waive its management fee and/or reimburse expenses so that the total annual fund operating expenses (excluding certain items such as interest, taxes, and brokerage commissions) do not exceed 0.40% through at least October 31, 2024. The Adviser is permitted to recoup advisory fees waived and expenses reimbursed for up to three years after the date of the waiver or reimbursement, subject to the lesser of any operating expense limits in effect at the time of (a) the original waiver or expense reimbursement; or (b) the recoupment, after giving effect to the recoupment amount. This agreement may only be terminated by the Fund’s Board of Trustees.
Example:
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that (1) you invest $10,000 in the Fund for the time periods indicated and then sell or continue to hold all of your shares at the end of the period, (2) your investment has a 5% return each year, and (3) the Fund’s operating expenses remain the same. The amounts shown reflect any fee waiver/expense reimbursement in place through its expiration date. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$39	$122	$213	$480
Portfolio Turnover:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover will generally indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund’s performance. For the most recent fiscal year, the Fund’s portfolio turnover rate was 23% of the average value of its portfolio.
Principal Investment Strategy
Under normal circumstances, the Fund invests at least 80% of its assets in debt securities and in derivatives and other instruments that have economic characteristics similar to such securities. The Fund primarily invests in securities that have a dollar-weighted average portfolio maturity of three to ten years. The debt securities in which the Fund typically invests include a mix of government obligations (including U.S., state, and local governments, their agencies and instrumentalities);
8

VictoryShares Core Intermediate Bond ETF Summary
mortgage- and asset-backed securities (including collateralized debt obligations and collateralized mortgage obligations); corporate debt securities; and other securities believed to have debt-like characteristics. The Fund will invest at least 35% of its net assets in government obligations under normal circumstances. The Fund will invest primarily in investment-grade securities, but may invest up to 5% of its net assets in below-investment-grade securities, which sometimes are referred to as high-yield securities or “junk” bonds.
The Fund may invest up to 20% of its net assets in foreign debt securities, including non-U.S. dollar- denominated securities and securities of companies in emerging market countries (i.e., those that are in the early stages of their industrial cycles). The Fund also may invest in securities not considered foreign securities that carry foreign credit exposure.
The Fund may use futures, including U.S. Treasury futures, to manage duration, increase or decrease its exposure to changing security prices or other factors that affect security values, enhance income, hedge against certain risks, or keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to a market.
Principal Risks of Investing in the Fund
The Fund’s investments are subject to the following principal risks:
Debt Securities or Bond Risk — The Fund is subject to the risk that the market value of the bonds in the Fund’s portfolio will fluctuate because of changes in interest rates, changes in the supply of and demand for debt securities, and other market factors. Bond prices generally are linked to the prevailing market interest rates. In general, when interest rates rise, bond prices typically fall; conversely, when interest rates fall, bond prices typically rise. The price volatility of a bond also depends on its duration, which is a measure of a bond’s sensitivity to a change in interest rates. Generally, the longer the duration of a bond, the greater is its sensitivity to interest rates. To compensate investors for this higher interest rate risk, bonds with longer durations generally offer higher yields than bonds with shorter durations. Should the U.S. Federal Reserve raise interest rates, the Fund may be subject to risks associated with rising interest rates. The fixed-income securities in the Fund’s portfolio also are subject to credit risk, which is the possibility that an issuer of a fixed-income security cannot make timely interest and principal payments on its securities or that negative market perceptions of the issuer’s ability to make such payments will cause the price of that security to decline. The Fund accepts some credit risk as a recognized means to enhance an investor’s return.
High-Yield Bond Risk — Fixed-income securities rated below investment grade, also known as “junk” or high-yield bonds, generally entail greater credit and liquidity risk than investment-grade securities. Their prices also may be more volatile, especially during economic downturns and financial setbacks or liquidity events. The Fund’s value could be hurt by price declines due to actual or perceived changes in an issuer’s ability to make such payments. These securities are considered by the major rating agencies to be predominantly speculative with respect to the issuer’s continuing ability to pay principal and interest, and they carry a greater risk that the issuer of such securities will default on the timely payment of principal and interest. Issuers of securities that are in default or have defaulted may fail to resume principal or interest payments, in which case the Fund may lose its entire investment. The creditworthiness of issuers of these securities may be more complex to analyze than that of issuers of investment-grade debt securities, and the overreliance on credit ratings may present additional risks.
Asset-Backed and Mortgage-Backed Securities Risk — Mortgage- and asset-backed securities (“MBS” or “ABS,” respectively) differ from conventional debt securities because principal is paid back over the life of the security rather than at maturity. MBS and ABS are subject to prepayment or call risk, which is the risk that a borrower’s payments may be received earlier than expected due to changes in prepayment rates on underlying loans. As a result, the Fund may reinvest these early payments at lower interest rates, thereby reducing the Fund’s income. These securities also are
9

VictoryShares Core Intermediate Bond ETF Summary
subject to extension risk, which is the risk that the life of the ABS or MBS may be extended due to higher interest rates and lower prepayments. As a result, the value of the securities will decrease. The value of MBS can be impacted by factors affecting the housing market, and MBS also are subject to the risk of high default rates on the mortgages within the mortgage pool. The liquidity of non-agency or privately issued ABS or MBS securities, in particular those that are rated as non-investment grade, may change dramatically over time.
U.S. Government Sponsored Enterprises (“GSEs”) Risk — Securities issued by certain GSEs, such as MBS issued by the Government National Mortgage Association (“Ginnie Mae”), are backed by the full faith and credit of the U.S. government. Securities issued by other GSEs, such as Federal Home Loan Mortgage Corporation (“Freddie Mac”) and the Federal National Mortgage Association (“Fannie Mae”), are neither issued nor guaranteed by the U.S. Treasury. Rather, they are supported by the credit of the issuing agency, instrumentality or corporation. However, these securities typically have indirect support from the U.S. government through an ability to borrow from the U.S. Treasury, and the U.S. government is authorized to purchase the GSE’s obligations. If a GSE defaults on its obligations, the Fund might not be able to recover its investment.
Foreign Securities Risk — Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information, and less economic, political, and social stability in the countries in which the Fund invests. The imposition of exchange controls, sanctions, confiscations, trade restrictions (including tariffs), and other government restrictions by the United States or other governments; or problems in share registration, settlement, or custody also may result in losses. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time.
Derivatives Risk — Derivatives, including futures contracts, may involve risks different from, or greater than, those associated with more traditional investments. In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage, and liquidity risks. Derivatives may create leverage and expose the Fund to additional levels of risk, including greater losses from investments and increased volatility, than would otherwise have been the case had the Fund not engaged in the activities that created the leverage. As a result of investing in derivatives, the Fund could lose more than the amount it invests. Derivatives may be highly illiquid, and the Fund may not be able to close out or sell a derivative position at a particular time or at an anticipated price. Derivatives also may be subject to counterparty risk, which includes the risk that the Fund may sustain a loss as a result of the insolvency or bankruptcy of, or other non-compliance by, the other party to the transaction.
Exchange-Traded Fund (“ETF”) Structure Risk — The Fund is structured as an ETF and, as a result, is subject to special risks, including:
◼
Not Individually Redeemable — The Fund’s shares are not individually redeemable and may be redeemed by the Fund at its net asset value per share (“NAV”) only in large blocks known as Creation Units. The Fund may incur brokerage costs purchasing enough shares to constitute a Creation Unit. Alternatively, the Fund may redeem your shares by selling them on the secondary market at prevailing market prices.
◼
Trading Issues — Trading in shares on the exchange operated by Nasdaq Stock Market LLC (the “Exchange”) may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in shares inadvisable, such as extraordinary market volatility. There can be no assurance that shares will continue to meet the listing requirements of the Exchange. There is no guarantee that an active secondary market will develop for the shares. In stressed market conditions, authorized participants may be unwilling to participate in the creation/redemption process, particularly if the market for shares becomes less liquid in
10

VictoryShares Core Intermediate Bond ETF Summary
response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings, which may lead to widening of bid-ask spreads and differences between the market price of the shares and the underlying value of those shares.
◼
Market Price Variance Risk — The market prices of shares will fluctuate in response to changes in NAV and supply and demand for shares and will include a bid-ask spread charged by the exchange specialists, market makers, or other participants that trade the particular security. There may be times when the market price and the NAV vary significantly, particularly in times of market stress. This means that shares may trade at a premium or discount to NAV and bid-ask spreads may widen.
◼
International Closed Market Trading Risk — Many of the Fund’s underlying securities trade on foreign exchanges that are closed when the Exchange is open; consequently, events may transpire while such foreign exchanges are closed but the Exchange is open that may change the value of such underlying securities relative to their last quoted prices on such foreign exchanges.
◼
Authorized Participants Concentration Risk — A limited number of financial institutions may be responsible for all or a significant portion of the creation and redemption activity for the Fund. If these firms exit the business or are unable or unwilling to process creation and/or redemption orders, shares may trade at a premium or discount to NAV and bid-ask spreads may widen.
◼
Tax-Efficiency Risk — Redemptions of shares may be effected for cash, rather than in kind, which means that the Fund may need to sell portfolio securities in order to complete an in-cash redemption, and may recognize net gains on these sales. As a result, investments in the shares may be less tax-efficient than investments in ETFs that redeem solely or principally in kind, and the Fund may pay out higher annual capital gain distributions than if the in-kind redemption process was used.
Large Shareholder Risk — Certain large shareholders, including other funds advised by the Adviser, may from time to time own a substantial amount of the Fund’s shares. The actions by one shareholder or multiple shareholders may have an impact on the Fund and, therefore, indirectly on other shareholders. Shareholder purchase and redemption activity may affect the per share amount of the Fund’s distributions of its net investment income and net realized capital gains, if any, thereby affecting the tax burden on the Fund’s shareholders subject to federal income tax. To the extent a larger shareholder (including, for example, an affiliated fund that operates as a fund-of-funds or 529 college savings plan) is permitted to invest in the Fund, the Fund may experience large inflows or outflows of cash from time to time. This activity could magnify these adverse effects on the Fund.
Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the investments in which the Fund invests, the Fund might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of the Adviser. Markets for the investments in which the Fund invests may be disrupted by a number of events, including but not limited to economic crises, natural disasters, new legislation, or regulatory changes, and may prevent the Fund from limiting losses, realizing gains, or achieving a high correlation with an index it may seek to track.
Market Risk — Any investment involves risk, and there is no assurance that the Fund will achieve its investment objective. Losing money is a risk of investing in the Fund. The value of the securities in which the Fund invests may go up or down in response to the prospects of individual companies, particular sectors or governments, and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets, or general investor sentiment. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Fund will rise in value.
11

VictoryShares Core Intermediate Bond ETF Summary
Regulatory Risk — The Fund is subject to regulatory risk, which is the risk that legislative, regulatory, or tax policies or developments may have an adverse impact on the value of the Fund’s investments and the Fund’s NAV.
Management Risk — The Fund is actively managed. The Adviser’s judgments about a particular security, markets, or investment strategy may prove to be incorrect and may cause the Fund to incur losses. There can be no assurance that the Adviser’s investment techniques and decisions will produce the desired results.
You may lose money by investing in the Fund. There is no guarantee that the Fund will achieve its objective. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
By itself, the Fund does not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to weather changes in the value of their investment.
Investment Performance
The bar chart and table that follow are intended to help you understand some of the risks of investing in the Fund. The bar chart shows you how the Fund’s calendar year performance has varied over the past 10 years (or the life of the Fund if shorter). The table compares the Fund’s average annual total returns over the same period to one or more broad measures of market performance. We assume reinvestment of dividends and distributions.
Performance information for the Fund prior to July 1, 2019, reflects the historical performance of the USAA Core Intermediate-Term Bond ETF, a series of USAA ETF Trust (the predecessor to the Fund managed by USAA Asset Management Company) (the “Predecessor Fund”). The Fund’s performance has not been restated to reflect any differences in expenses paid by the Predecessor Fund and those paid by the Fund.
Updated performance information is available on the Fund’s website at vcm.com.
Calendar Year Returns

15%
10%
5%
0%
-5%
-10%
-15%
11.15%
8.07%
-0.89%
-0.93%
-12.29%
2018
2019
2020
2021
2022

During the periods shown in the chart:	Returns	Quarter ended
Highest Quarter	6.44%	June 30, 2020
Lowest Quarter	-5.75%	March 31, 2022

Year-to-date return	-0.16%	September 30, 2023
12

VictoryShares Core Intermediate Bond ETF Summary

Average Annual Total Returns (For the Periods Ended December 31, 2022)	1 Year	5 Years	Life of Fund[1]
FUND
Before Taxes	-12.29%	0.68%	0.79%
After Taxes on Distributions	-13.09%	-0.37%	-0.27%
After Taxes on Distributions and Sale of Fund Shares	-7.26%	0.11%	0.19%
Index
Bloomberg U.S. Aggregate Bond Index reflects no deduction for fees, expenses, or taxes	-13.01%	0.02%	0.13%
1
Inception date of the Fund is October 24, 2017.
After-tax returns use the historical highest individual federal marginal income tax rates and do not reflect the effect of state and local taxes. In certain situations, the return after taxes on distributions and sale of fund shares may be higher than the other return amounts. A higher after-tax return may result when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant if you own your Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
Management of the Fund
Investment Adviser
Victory Capital Management Inc. (the “Adviser”) serves as the Fund’s investment adviser. The portfolio managers jointly and primarily responsible for day-to-day management of the Fund are members of Victory Income Investors, a Victory Capital investment franchise.
Portfolio Management
	Title	Tenure with the Fund
James F. Jackson Jr., CFA	Senior Portfolio Manager, Head of Fixed Income Portfolio Management, and co-Chief Investment Officer	Since 2019
John Spear, CFA	Senior Portfolio Manager and co-Chief Investment Officer	Since 2017
Kurt Daum, JD	Senior Portfolio Manager	Since 2017
Brian W. Smith, CFA	Senior Portfolio Manager	Since 2017
R. Neal Graves, CFA, CPA	Senior Portfolio Manager	Since 2019
Purchase and Sale of Fund Shares
The Fund will issue and redeem shares at NAV only in large blocks of 50,000 shares (each block of shares is called a “Creation Unit”). Creation Units are issued and redeemed for cash and/or in-kind for securities by Authorized Participants (“APs”) that have entered into agreements with the Fund’s distributor. Except when aggregated in Creation Units, shares are not redeemable securities of the Fund.
Shares of the Fund are listed for trading on the Exchange. Individual shares may only be purchased and sold in the secondary market through a broker or dealer at a market price. Because shares of the Fund trade at market prices rather than NAV, shares may trade at a price that is greater than (a premium), at, or less than (a discount) NAV. An investor may incur costs attributable to the difference
13

VictoryShares Core Intermediate Bond ETF Summary
between the highest price a buyer is willing to pay to purchase shares (bid) and the lowest price a seller is willing to accept for shares (ask) when buying or selling shares in the secondary market (the “bid-ask spread”).
For recent information about the Fund, including the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, visit vcm.com.
Tax Information
The Fund’s distributions generally are taxable as ordinary income, qualified dividend income, or capital gains. A sale of shares may result in a capital gain or loss.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares through an account maintained by a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
14

Additional Fund Information

The VictoryShares Core Short-Term Bond ETF (“Short-Term Bond Fund”) and VictoryShares Core Intermediate Bond ETF (“Core Intermediate Bond Fund”) are each organized as an exchange-traded fund (“ETF”), each having distinct investment management objectives, strategies, risks, and policies. Together, these funds are sometimes referred to in this Prospectus as the “VictoryShares ETFs,” “Victory Funds,” or, more simply, the “Funds.”
Each Fund’s investment  objective is non-fundamental. In addition, each Fund's policy to invest at least 80% of its assets in debt securities and in derivatives and other instruments that have economic characteristics similar to such securities is non-fundamental and may be changed by the Board of Trustees without shareholder approval upon at least 60 days’ prior written notice to shareholders. For purposes of a Fund’s 80% investment policy, “assets” means the Fund’s net assets plus the amount of any borrowings for investment purposes, exclusive of collateral held from securities lending. Any derivatives counted towards the Fund’s 80% policy will be valued at market value.
This section describes additional information about the principal investment strategies that the Funds will use under normal market conditions to pursue their investment objectives, as well as any secondary strategies the Funds may use, and the related risks. This Prospectus does not attempt to describe all of the various investment techniques and types of investments that the Adviser may use in managing the Funds. The Funds’ Statement of Additional Information (“SAI”) includes more information about the Funds, their investments, and the related risks.
Under adverse, unstable, or abnormal market conditions, a Fund may be unable to pursue or achieve its investment objective and, for temporary purposes, may invest some or all of its assets in a variety of instruments or assets, including high-quality fixed-income securities, cash, and cash equivalents. For cash management purposes, each Fund may hold all or a portion of its assets in cash, short-term money market instruments or shares of other investment companies. These positions may reduce the benefit from any upswing in the market, cause a Fund to fail to meet its investment objective and increase a Fund’s expenses.
15

Investments

Information about each Fund’s principal investment strategies is provided in the relevant summary section for each Fund. Below is additional information, describing in greater detail the principal investment strategies, including the practices and methodologies that the Adviser utilizes in pursuing a Fund’s investment objective and principal investment strategies, as well as each Fund’s principal investment risks.
The Adviser searches for securities that represent value at the time of purchase given current market conditions. Value is a combination of yield, credit quality, structure (maturity, coupon, redemption features), and liquidity. The Adviser recognizes value by simultaneously analyzing the interaction of these factors among the securities available in the market.
The Adviser will sell a security to minimize credit risk, to meet liquidity needs of the Fund, or if an attractive replacement is available.
Each Fund invests primarily in investment-grade securities, which include (a) securities issued or guaranteed by the U.S. government, its agencies and instrumentalities, (b) securities rated or subject to a guarantee that is rated within the investment-grade categories listed by at least one of the major rating agencies (for example, Baa3 and above by Moody’s Investors Service, Inc. or BBB- and above by Standard & Poor’s), or (c) unrated securities determined by the Adviser to be of comparable quality, each at the time of purchase.
The Short-Term Bond Fund may invest up to 20% of its net assets in below-investment-grade securities, sometimes referred to as high-yield securities or “junk” bonds, which includes distressed debt (rated CCC or higher) and defaulted securities (rated D or higher). The Intermediate-Term Bond Fund may invest up to 5% of its net assets in below-investment-grade securities and may hold bonds that become distressed or default if the Adviser believes the bonds are undervalued and could have a positive return going forward.
Each Fund may invest up to 20% of its net assets in foreign debt securities, including non-U.S. dollar-denominated securities and securities of companies in emerging market countries (i.e., those that are in the early stages of their industrial cycles). Each Fund also may invest in securities not considered foreign securities that carry foreign credit exposure.
Each Fund may invest in fixed-income securities that include mortgage- and asset-backed securities (“MBS” or “ABS”). Generally, MBS or ABS represent a pool of mortgages or other expected asset-based stream of payments, such as credit card receivables or automobile loans, which are packaged together and sold to investors. The investors then are entitled to the payments of interest and principal. Types of MBS in which the Fund may invest include, but are not limited to, collateralized mortgage obligations (“CMO”), commercial mortgage-backed securities (“CMBS”), stripped mortgage-backed securities (“SMBSs”), interest-only CMBS and mortgage dollar rolls. Each Fund’s investments in ABS may include asset-backed commercial paper and pass-through certificates, including equipment trust certificates (“ETC”) secured by specific equipment, such as airplanes and railroad cars.
Each Fund may use futures, including U.S. Treasury futures, to manage duration, increase or decrease its exposure to changing security prices or other factors that affect security values, to enhance income, to hedge against certain risks, or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to a market.
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Investments

Additional Fund Strategies. The Adviser may use several types of investments and investment techniques in pursuing the Funds' overall investment objectives. The following describes the types of securities the Adviser may purchase or the investment techniques the Adviser may employ but which the Adviser does not consider to be a part of a Fund’s principal investment strategy. Additional types of securities and strategies that the Funds may utilize are included in the Funds' SAI.
Securities Lending
To enhance the return on its portfolio, a Fund may lend portfolio securities to brokers, dealers, and financial institutions to realize additional income under guidelines adopted by the Board. Each loan will be secured continuously by collateral in the form of cash, securities issued by the U.S. government or its agencies or instrumentalities.
Money Market Instruments and Repurchase Agreements
Each Fund may invest in money market instruments and repurchase agreements. A repurchase agreement represents a transaction in which a security is purchased with a simultaneous commitment to sell it back to the seller at an agreed-upon price on an agreed-upon date, the resale price of which reflects the purchase price plus an agreed-upon market rate of interest.
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Risk Factors

The following describes the principal risks that you may assume as an investor in a Fund. These risks could adversely affect the net asset value, total return, and the value of a Fund and your investment. The risk descriptions below provide a more detailed explanation of the principal investment risks that correspond to the risks described in the Fund Summary section of this Prospectus.
There is no assurance that a Fund will achieve its investment objective. Each Fund’s share price will fluctuate with changes in the market value of its portfolio investments. When you sell your Fund shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in the Funds. A Fund, by itself, is not intended to be a complete investment program.
Risk Factor	Core Short-Term Bond ETF	Core Intermediate-Term Bond ETF
Asset-Backed and Mortgage-Backed Securities Risk	X	X
Debt Securities or Bond Risk	X	X
Derivatives Risk	X	X
Exchange-Traded Fund (“ETF”) Structure Risk	X	X
Foreign Investing Risk	X	X
Geopolitical/Natural Disaster Risk	X	X
High-Yield Bond Risk	X	X
Information Technology Sector Risk	X	X
Large Shareholder Risk	X	X
Liquidity Risk	X	X
Management Risk	X	X
Market Risk	X	X
Regulatory Risk	X	X
U.S. Government Sponsored Enterprises (“GSEs”) Risk	X	X
Asset-Backed and Mortgage-Backed Securities Risk — Asset-backed securities represent interests in pools of mortgages, loans, receivables, or other assets. Mortgage-backed securities are a type of asset-backed security that represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Payment of interest and repayment of principal may be largely dependent upon the cash flows generated by the assets backing the securities and, in certain cases, may be supported by letters of credit, surety bonds, or other credit enhancements.
Asset-backed securities differ from conventional debt securities because principal is paid back over the life of the security rather than at maturity. A Fund may receive unscheduled prepayments of principal before the security’s maturity date due to voluntary prepayments, refinancings, or foreclosures on the underlying mortgage loans. To a Fund, this means a loss of anticipated interest and a portion of its principal investment represented by any premium the Fund may have paid. In a period of rising interest rates, if a Fund holds mortgage-backed securities, it may exhibit additional volatility since individual mortgage holders are less likely to exercise prepayment options. This places additional downward pressure on the value of these securities and potentially causes the Fund to lose money. This is known as extension risk. In addition, adjustable and fixed rate mortgage-backed securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of a Fund because the Fund may have to reinvest that money at the lower prevailing interest rates.
A Fund’s investments in other asset-backed securities are subject to risks similar to those associated with mortgage-backed securities, as well as additional risks associated with the nature of the assets and the servicing of those assets. Asset-backed securities may have more credit risk due to the creditworthiness of the collateral compared to mortgage assets. In the event of a default, a Fund may suffer a loss if it cannot sell collateral quickly and receive the amount it is owed. Asset-backed
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Risk Factors

securities also may be subject to increased volatility and may become illiquid and more difficult to value even when there is no default or threat of default, due to market conditions impacting asset-backed securities more generally.
Asset-backed security values also may be affected by other factors including the availability of information concerning the pool and its structure, the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables, or the entities providing the credit enhancement.
If a Fund purchases asset-backed, or mortgage-backed securities that are “subordinated” to other interests in the same pool of assets, the Fund as a holder of those securities could receive payments only after the pool’s obligations to other investors have been satisfied. For example, an unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool’s ability to make payments of principal or interest to a Fund as a holder of such subordinated securities, reducing the values of those securities or in some cases rendering them worthless. Certain mortgage-backed securities may include securities backed by pools of mortgage loans made to “subprime” borrowers or borrowers with blemished credit histories; the risk of defaults generally is higher in the case of mortgage pools that include such subprime mortgages. Moreover, instability in the markets for mortgage-backed and asset-backed securities, as well as the perceived financial strength of the issuer and specific restrictions on resale of the securities, may affect the liquidity of such securities, which means that it may be difficult (or impossible) to sell such securities at an advantageous time and price. As a result, the value of such securities may decrease and a Fund may have to hold these securities longer than it would like, forgo other investment opportunities, or incur greater losses on the sale of such securities than under more stable market conditions. Furthermore, instability and illiquidity in the market for lower-rated mortgage-backed and asset-backed securities may affect the overall market for such securities, thereby impacting the liquidity and value of higher-rated securities. This lack of liquidity may affect a Fund’s NAV and total return adversely during the time the Fund holds these securities.
Debt Securities Risks — The value of a debt security or other income-producing security changes in response to various factors, including, for example, market-related factors (such as changes in interest rates, adverse economic or political conditions, tariffs and trade disruptions, inflation, or adverse investor sentiment generally) and changes in the actual or perceived ability of the issuer (or of issuers generally) to meet its (or their) obligations. Changes in value may occur sharply and unpredictably. Other factors that may affect the value of a debt security include public health crises, such as the COVID-19 pandemic, and responses by governments and companies to such crises. The COVID-19 pandemic could continue to have, and any future infectious illness outbreaks may have, an adverse impact on the issuers of debt securities in which a Fund may invest and the global economy in general, which impact could be material.
This pandemic, which has spread rapidly across the world, has led, and will continue to lead, for an unknown period of time to disruptions in local, regional, national, and global markets and economies. The outbreak has resulted in, and until fully resolved could continue to result in, among other things, volatility and disruption of markets, including greater volatility in pricing and spreads, and rapidly evolving proposals and/or actions by state and federal governments to address problems being experienced by the markets and by businesses and the economy in general. For example, actions by the U.S. Federal Reserve (the “Fed”) have included direct capital infusions into companies, new monetary programs, and dramatically lower interest rates. High public debt in the United States and other countries creates ongoing systemic and market risks and policymaking uncertainty. The COVID-19 pandemic and other market events also may affect the creditworthiness of the issuer of a debt security and may impair an issuer’s ability to timely meet its debt obligations as they come due.
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Interest Rate Risk — The value of a security will decline if interest rates rise. When interest rates go up, the value of a debt security typically goes down. When interest rates go down, the value of a debt security typically goes up. Duration is a measure of the price sensitivity of a
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Risk Factors

debt security or portfolio to interest rate changes. The longer a Fund’s average portfolio duration, the more sensitive the Fund will be to changes in interest rates. In addition, during periods of increased market volatility, the market values of fixed income securities may be more sensitive to changes in interest rates. Interest rates may rise or the rate of inflation may increase, impacting the value of investments in fixed income securities. A debt issuer’s credit quality may be downgraded or an issuer may default. Interest rates may fluctuate due to changes in governmental fiscal policy initiatives and resulting market reaction to those initiatives. Decisions by the Fed regarding interest rate and monetary policy can have a significant effect on the value of debt securities as well as the overall strength of the U.S. economy. Precise interest rate predictions are difficult to make, and interest rates may change unexpectedly and dramatically in response to extreme changes in market or economic conditions. More recently, interest rates have increased and may continue to increase, potentially quickly and significantly, thereby heightening the Funds' exposure to the risks associated with rising rates. The impact on various markets that interest rate or other significant policy changes may have is unknown.
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Inflation Risk — Inflation will erode the purchasing power of the cash flows generated by debt securities held by a Fund. Fixed-rate debt securities are more susceptible to this risk than floating-rate debt securities or equity securities that have a record of dividend growth.
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Reinvestment Risk — When interest rates are declining, the interest income and prepayments on a security a Fund receives will have to be reinvested at lower interest rates. Generally, interest rate risk and reinvestment risk tend to have offsetting effects, though not necessarily of the same magnitude.
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Credit (or Default) Risk — The issuer of a debt security may be unable to make timely payments of interest or principal. Credit risk is measured by nationally recognized statistical rating organizations (“NRSROs”) such as S&P Global Ratings, Fitch Ratings, Inc., and Moody’s Investors Service.
Exchange-Traded Fund (“ETF”) Structure Risk — Each Fund is structured as an ETF, and as a result, is subject to special risks, including:
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Not Individually Redeemable — The Fund’s shares are not individually redeemable and may be redeemed by the Fund at its net asset value per share (“NAV”) only in large blocks known as Creation Units. The Fund may incur brokerage costs purchasing enough shares to constitute a Creation Unit. Alternatively, the Fund may redeem your shares by selling them on the secondary market at prevailing market prices.
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Trading Issues — Trading in shares on the exchange operated by Nasdaq Stock Market LLC (the “Exchange”) may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in shares inadvisable, such as extraordinary market volatility. There can be no assurance that shares will continue to meet the listing requirements of the Exchange. There is no guarantee that an active secondary market will develop for the shares. In stressed market conditions, authorized participants may be unwilling to participate in the creation/redemption process, particularly if the market for shares becomes less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings, which may lead to widening of bid-ask spreads and differences between the market price of the shares and the underlying value of those shares.
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Market Price Variance Risk — The market prices of shares will fluctuate in response to changes in NAV and supply and demand for shares and will include a bid-ask spread charged by the exchange specialists, market makers, or other participants that trade the particular security. There may be times when the market price and the NAV vary significantly, particularly in times of market stress. This means that shares may trade at a premium or discount to NAV and bid-ask spreads may widen.
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Risk Factors

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International Closed Market Trading Risk — The Fund’s underlying securities may trade on foreign exchanges that are closed when the Exchange is open; consequently, events may transpire while such foreign exchanges are closed but the Exchange is open that may change the value of such underlying securities relative to their last quoted prices on such foreign exchanges.
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Authorized Participants Concentration Risk — A limited number of financial institutions may be responsible for all or a significant portion of the creation and redemption activity for the Fund. If these firms exit the business or are unable or unwilling to process creation and/or redemption orders, shares may trade at a premium or discount to NAV and bid-ask spreads may widen.
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Intraday Indicative Value (“IIV”) Risk — The Exchange intends to disseminate the approximate per share value of a Fund’s published basket of securities (Deposit Securities) every 15 seconds (the “intraday indicative value” or “IIV”). The IIV is not a real-time update of the NAV per share of a Fund because the IIV may not be calculated in the same manner as the NAV. For example, the calculation of the NAV may be subject to fair valuation at different prices than those used in the calculations of the IIV and, unlike the calculation of NAV, the IIV does not take into account Fund expenses. For securities traded outside of the United States, the IIV calculations are based on local market prices and may not reflect events that occur subsequent to the local market’s close which could affect premiums and discounts between the IIV and the market price of a Fund’s shares. In addition, the IIV is based on the published Deposit Securities and not on a Fund’s actual holdings. A Fund, the Adviser, and their affiliates are not involved in, or responsible for, any aspect of the calculation or dissemination of the IIV and make no warranty as to the accuracy of these calculations.
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Tax-Efficiency Risk — Redemptions of shares may be effected for cash, rather than in kind, which means that the Fund may need to sell portfolio securities in order to complete an in-cash redemption, and may recognize net gains on these sales. As a result, investments in the shares may be less tax-efficient than investments in ETFs that redeem solely or principally in kind, and the Fund may pay out higher annual capital gain distributions than if the in-kind redemption process was used.
Foreign Investing Risk — Foreign investing risk is the possibility that the value of a Fund’s investments in foreign securities will decrease because of currency exchange-rate fluctuations; foreign market illiquidity; emerging-market risk; increased price volatility; uncertain political conditions; exchange control regulations; foreign ownership limits; different accounting, reporting, and disclosure requirements; less publicly available information about foreign issuers; difficulties in obtaining legal judgments; and foreign withholding taxes, among other challenges on non-U.S. investments. Foreign investing may result in a Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies. Foreign investments may be more difficult to value than U.S. securities. Risks that require additional consideration are:
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Currency Risk — Investments in foreign currencies and in securities that trade in, or receive revenues in, or in derivatives that provide exposure to, foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar. Any such decline may erode or reverse any potential gains from an investment in securities denominated in foreign currency or may widen existing loss. Currency rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates; intervention (or the failure to intervene) by governments, central banks or supranational entities; the imposition of currency controls; or other political developments in the United States or abroad.
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Depositary Receipts Risk — Foreign securities may trade in the form of depositary receipts, which include ADRs and GDRs (collectively Depositary Receipts). To the extent a Fund acquires Depositary Receipts through banks that do not have a contractual relationship with the foreign issuer of the security underlying the Depositary Receipts to issue and service such unsponsored
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Risk Factors

Depositary Receipts, a Fund may not become aware of and be able to respond to corporate actions such as stock splits or rights offerings involving the foreign issuer in a timely manner. In addition, the lack of information may result in inefficiencies in the valuation of such instruments. Investment in Depositary Receipts does not eliminate all the risks inherent in investing in securities of non-U.S. issuers. The market value of Depositary Receipts is dependent upon the market value of the underlying securities and fluctuations in the relative value of the currencies in which the Depositary Receipts and the underlying securities are quoted.
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Emerging Markets Risk — Investments in countries that are in the early stages of their industrial development involve exposure to economic structures that generally are less economically diverse and mature than those in the United States, and to political systems that may be less stable. Investments in emerging markets may be subject to the risk of abrupt and severe price declines and their financial markets often lack liquidity. In addition, emerging-market countries may be more likely than developed countries to experience rapid and significant adverse developments in their political or economic structures. Emerging-market economies also may be overly reliant on particular industries, and more vulnerable to shifts in international trade, trade barriers, and other protectionist or retaliatory measures. Governments in many emerging-market countries participate to a significant degree in their economies and securities markets. Some emerging-market countries restrict foreign investments, impose high withholding or other taxes on foreign investments, impose restrictive exchange control regulations, or may nationalize or expropriate the assets of private companies. Emerging-market countries also may be subject to high inflation and rapid currency devaluations and currency-hedging techniques may be unavailable in certain emerging-market countries.
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Political Risk — Political risk includes a greater potential for coups d’état, revolts, and expropriation by governmental organizations.
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European Economic Risk — On January 31, 2020, the United Kingdom (“UK”) left the European Union (“EU”), commonly referred to as “Brexit.” The impact of Brexit is so far uncertain. The effect on the UK’s economy will likely depend on the ongoing nature of trade relations with the EU. Brexit may cause increased volatility and may have a significant adverse impact for some time on business activity, world financial markets, international trade agreements, the UK and European economies and the broader global economy.
High-Yield Bond Risk — Fixed-income securities rated below investment grade, also known as “junk” or high-yield bonds, generally entail greater credit and liquidity risk than investment- grade securities. Their prices also may be more volatile, especially during economic downturns and financial setbacks or liquidity events. The Fund’s value could be hurt by price declines due to actual or perceived changes in an issuer’s ability to make such payments. These securities are considered by the major rating agencies to be predominantly speculative with respect to the issuer’s continuing ability to pay principal and interest and carry a greater risk that the issuer of such securities will default in the timely payment of principal and interest. Issuers of securities that are in default or have defaulted may fail to resume principal or interest payments, in which case the Fund may lose its entire investment. The creditworthiness of issuers of these securities may be more complex to analyze than that of issuers of investment- grade debt securities, and the overreliance on credit ratings may present additional risks.
Information Technology Sector Risk — Information technology companies tend to significantly rely on technological events or advances in their product development, production or operations and are particularly vulnerable to rapid changes in technological product cycles, government regulation and competition. Information technology companies may be smaller and less experienced companies, with limited product lines, markets or financial resources and fewer experienced management or
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Risk Factors

marketing personnel. Information technology company stocks, especially those which are internet-related, have experienced extreme price and volume fluctuations that are often unrelated to their operating performance.
Large Shareholder Risk — The Funds, like all investment companies, pool the investments of many investors. Actions by one shareholder or multiple shareholders may have an impact on the Funds and, therefore, indirectly on other shareholders. For example, significant levels of new investments in the Funds by shareholders may cause the Funds to have more cash than would otherwise be the case, which might have a positive or negative impact on Fund performance. Similarly, redemption activity might cause the Funds to sell portfolio securities, which may increase transaction costs and might generate a capital gain or loss, or cause it to borrow funds on a short-term basis to cover redemptions, which would cause the Funds to incur costs that, in effect, would be borne by all shareholders and not just the redeeming shareholders. Shareholder purchase and redemption activity also may affect the per share amount of the Funds' distributions of its net investment income and net realized capital gains, if any, thereby affecting the tax burden on the Funds' shareholders subject to federal income tax, and/or accelerate the realization of taxable income and cause the Funds to make taxable distributions to its shareholders earlier than the Funds otherwise would have. In addition, under certain circumstances, non-redeeming shareholders may be treated as receiving a disproportionately large taxable distribution during or with respect to such tax year. To the extent a larger shareholder (including, for example, an affiliated fund that operates as a fund-of-funds or 529 college savings plan) is permitted to invest in the Funds, the Funds may experience large inflows or outflows of cash from time to time. This activity could magnify these adverse effects on the Funds.
Liquidity Risk — Liquidity risk exists when particular investments cannot be disposed of quickly in the normal course of business. The ability of a Fund to dispose of such investments or other instruments at advantageous prices may be greatly limited. Market values for illiquid investments may not be readily available, and there can be no assurance that any fair value assigned to an illiquid investment at any time will accurately reflect the price a Fund might receive upon the sale of that investment. Adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer, including rising interest rates, may adversely affect the liquidity of a Fund’s investments. A Fund may be required to sell a less liquid investment in accordance with changes to an index it may seek to track. In such cases the sale proceeds received by a Fund may be substantially less than if a Fund had been able to sell the investments in more orderly transactions, and the sale price may be substantially lower than the price previously used by a Fund to value the investments for purposes of determining a Fund’s net asset value. A Fund may not achieve a high correlation with an index it may seek to track. In addition, a Fund, by itself or together with other accounts managed by the Adviser, may hold a position in an investment that is large relative to the typical trading volume for that investment, which can make it difficult for a Fund to dispose of the position at an advantageous time or price.
Management Risk —Each Fund is subject to management risk, which is the possibility that the investment techniques and risk analyses used in managing a Fund’s portfolio will not produce the desired results.
Market Risk — Any investment involves risk, and there is no assurance that the Fund’s investment objective will be achieved. Losing money is a risk of investing in the Fund. The value of the securities in which the Fund invests may go up or down in response to the prospects of individual companies, particular sectors or governments, and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets, or general investor sentiment. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Fund will rise in value. In addition, markets and market participants are increasingly reliant upon both publicly available and proprietary information data systems. Data imprecision, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may
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Risk Factors

impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at large. In certain cases, an exchange or market may close or issue trading halts on either specific securities or even the entire market, which may result in a Fund being, among other things, unable to buy or sell certain securities or financial instruments or accurately price its investments.
Market turmoil may be reflected in perceptions of economic uncertainty, price volatility in the equity and debt markets, and fluctuating trading liquidity. In response, governments may adopt a variety of fiscal and monetary policy changes, including but not limited to, direct capital infusions into companies, new monetary programs, and changes in interest rates. An unexpected or quick reversal of these policies could increase volatility in the equity and debt markets. Market conditions and economic risks could have a significant effect on domestic and international economies and could add significantly to the risks of increased volatility for a Fund. Equity securities tend to be more volatile than debt securities.
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Geopolitical/Natural Disaster Risk — Global economies and financial markets are increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely affect issuers in another country or region. Geopolitical and other risks, including war, economic sanctions, currency controls or other actions by countries or international bodies, terrorism, trade disputes, embargoes, political or economic dysfunction within some nations, public health crises and related geopolitical events, as well as environmental disasters such as earthquakes, fires, and floods, may add to instability in world economies and markets generally. Changes in trade policies and international trade agreements could affect the economies of many countries in unpredictable ways. Epidemics and/or pandemics, such as the coronavirus (or COVID-19), may result in, among other things, closing borders, disruptions to healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and consumer activity, as well as general concern and uncertainty. The impact may be short-term or may last for extended periods.
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Information Technology and Operational Risk — Markets and market participants are increasingly reliant upon both publicly available and proprietary information data systems. Data imprecision, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at large. The information technology and other operational systems upon which a Fund’s service providers rely may be subject to cyber attack or other technological disruptions, and could otherwise disrupt the ability of these service providers to perform essential tasks for a Fund. In certain cases, an exchange or market may close or issue trading halts on either specific securities or even the entire market, which may result in a Fund being, among other things, unable to buy or sell certain securities or financial instruments or accurately price its investments.
Regulatory Risk — Each Fund is subject to regulatory risk, which is the risk that legislative, regulatory, or tax policies or developments may have an adverse impact on the value of the Fund’s investments and the Fund’s NAV.
U.S. Government Sponsored Enterprises (“GSEs”) Risk — Securities issued by certain GSEs, such as MBS issued by the Government National Mortgage Association (“Ginnie Mae”), are backed by the full faith and credit of the U.S. government. Securities issued by other GSEs, such as Federal Home Loan Mortgage Corporation (“Freddie Mac”) and the Federal National Mortgage Association (“Fannie Mae”), are neither issued nor guaranteed by the U.S. Treasury. Rather, they are supported by the credit of the issuing agency, instrumentality or corporation. However, these securities typically have indirect support from the U.S. government through an ability to borrow from the U.S. Treasury, and the U.S. government is authorized to purchase the GSE’s obligations. If a GSE defaults on its obligations, the
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Risk Factors

Fund might not be able to recover its investment. It is possible that actions by the U.S. Treasury or others could adversely impact the value of a Fund’s investments in securities issued by Fannie Mae and Freddie Mac.
Additional Risk Factors. The Adviser may use several types of investment strategies in pursuing Fund’s overall investment objective. The following risks are those that the Adviser does not consider to be principal risks of the Funds. Additional risks are included in the Funds' SAI.
Securities Lending Risk — The risk in lending portfolio securities, as with other extensions of credit, consists of the possibility of loss to a Fund due to (i) the inability of the borrower to return the securities, (ii) a delay in receiving additional collateral to adequately cover any fluctuations in the value of securities on loan, (iii) a delay in recovery of the securities, or (iv) the loss of rights in the collateral should the borrower fail financially. These events could trigger adverse tax consequences for the Fund. In addition, each Fund is responsible for any loss that might result from its investment of the borrower’s collateral. In determining whether to lend securities, the Adviser or the Funds' securities lending agent will consider relevant facts and circumstances, including the creditworthiness of the borrower.
Repurchase Agreement Risk — Repurchase agreements carry several risks. Although transactions must be fully collateralized at all times, they generally create leverage and involve some counterparty risk to a Fund, in that a defaulting counterparty could delay or prevent a Fund’s recovery of collateral. For example, if the other party to a repurchase agreement defaults on its obligation under the agreement, a Fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security and the market value of the security declines, a Fund may suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by a Fund are less than the repurchase price.
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Organization and Management of the Funds

The Funds' Board of Trustees has the overall responsibility for overseeing the management of each Fund.
The Investment Adviser
The Adviser serves as the investment adviser to each of the Victory Funds pursuant to an investment advisory agreement. The Adviser oversees the operations of the Funds according to investment policies and procedures adopted by the Board of Trustees. The Adviser is a New York corporation that is registered as an investment adviser with the Securities and Exchange Commission (“SEC”). As of September 30, 2023, the Adviser managed and advised assets totaling in excess of $153.5 billion for individual and institutional clients. The Adviser’s principal address is 15935 La Cantera Parkway, San Antonio, TX 78256.
A discussion regarding the basis of the Board’s approval of the Funds' Advisory Agreement is available in the Funds' most recent semi annual report to shareholders for the period ended December 31.
The Adviser is a diversified global asset manager comprised of multiple investment teams, referred to as investment franchises, each of which utilizes an independent approach to investing. The Adviser’s Victory Solutions platform oversees its rules-based investment strategies and is responsible for the day-to-day investment management of each Fund.
Advisory fees to be paid annually, before waivers, are equal to the following:
Fund	Advisory Fee
Short-Term Bond ETF	0.25%
Core Intermediate Bond ETF	0.30%
See “Fund Fees and Expenses” for information about any contractual agreement by the Adviser to waive fees and/or reimburse expenses with respect to a Fund. From time to time, the Adviser also may voluntarily waive fees and/or reimburse expenses in amounts exceeding those required to be waived or reimbursed under any contractual agreement that may be in place with respect to a Fund.
Portfolio Management
James F. Jackson Jr., CFA, Senior Portfolio Manager, Head of Fixed Income Portfolio Management, and co-Chief Investment Officer, Victory Income Investors, a Victory Capital investment franchise, has co-managed the Funds since July 2019. Mr. Jackson has 23 years of investment management experience including 10 years with USAA Asset Management Company (“AMCO”), which was acquired by the Adviser’s parent company in 2019. Education: MBA with High Distinction, Ross School of Business, University of Michigan and a B.S., United States Naval Academy. He holds the CFA designation and is a member of the CFA Institute and the CFA Society of San Antonio.
John Spear, Senior Portfolio Manager and co-Chief Investment Officer, Victory Income Investors, a Victory Capital investment franchise, has co-managed the Funds (including the Predecessor Funds) since their inception in October 2017. Mr. Spear 37 years of investment management experience including 21 years with AMCO, which was acquired by the Adviser’s parent company in 2019. Education: B.B.A., Western Illinois University. He holds the CFA designation and is a member of the CFA Institute and the CFA Society of San Antonio.
Kurt Daum, JD, Senior Portfolio Manager, Victory Income Investors, a Victory Capital investment franchise, has co-managed the Funds (including the Predecessor Funds) since their inception in October 2017. Mr. Daum has 21 years of investment management experience including six years with AMCO, which was acquired by the Adviser in 2019. Education: B.B.A., University of Texas at Austin; J.D., University of Texas School of Law.
26

Organization and Management of the Funds

Brian W. Smith, Senior Portfolio Manager, Victory Income Investors, a Victory Capital investment franchise, has co-managed the Funds (including the Predecessor Funds) since their inception in October 2017. Mr. Smith has 24 years of investment management experience including 20 years with AMCO, which was acquired by the Adviser’s parent company in 2019. Education: B.B.A., University of Texas at San Antonio; M.B.A., University of Texas at San Antonio. He holds the CFA designation and is a member of the CFA Institute and the CFA Society of San Antonio.
R. Neal Graves, CFA, CPA, Senior Portfolio Manager, Victory Income Investors, a Victory Capital investment franchise, has co-managed the Funds since July 2019. Mr. Graves has 30 years of finance related experience including 20 years of investment management experience with AMCO, which was acquired by the Adviser’s parent company in 2019. Education: Master’s in Professional Accounting, University of Texas at Austin and a B.B.A., University of Texas at Austin. He holds the CFA designation and is a member of the CFA Institute and the CFA Society of San Antonio.
Douglas J. Rollwitz, CFA, CPA, Portfolio Manager, Victory Income Investors, a Victory Capital investment franchise, has co-managed the Short-Term Bond ETF since November 2022. Mr. Rollwitz has 22 years of investment management experience, including 19 years with AMCO, which was acquired by the Adviser’s parent company in 2019. Education: B.B.A., University of Texas at San Antonio; M.B.A., University of Texas at Arlington. He holds the CFA designation and is a member of the CFA Institute and the San Antonio Financial Analysts Society.
The Funds' SAI provides additional information about the portfolio managers' method of compensation, other accounts they manage and any ownership interests they may have in the Funds.
27

Investing with Victory

Share Price

The net asset value (“NAV”) of each Fund generally is determined at 4:00 p.m. (Eastern Time) on each day the New York Stock Exchange (“NYSE”) is open for business. In the event of an emergency or other disruption in trading on the NYSE, a Fund’s NAV will be determined based upon the close of the NYSE. The NAV is computed by determining the aggregate market value of all assets of a Fund, less its liabilities, divided by the total number of shares outstanding.
NAV=	Total Assets - Liabilities
Number of Shares Outstanding
The NAV takes into account the expenses and fees of a Fund, including management, administration, and distribution fees (if any), which are accrued daily. The determination of NAV for a Fund for a particular day is applicable to all applications for the purchase of shares, as well as all requests for the redemption of shares, received by a Fund (or an authorized broker or agent, or its authorized designee) before the close of trading on the NYSE on that day. The NYSE is closed on weekends, most national holidays, and Good Friday.
Generally, the Funds' investments are valued each day at the last quoted sales price on each investment’s primary exchange. Investments traded or dealt in upon one or more exchanges (whether domestic or foreign) for which market quotations are readily available and not subject to restrictions against resale shall be valued at the last quoted sales price on the primary exchange or, in the absence of a sale on the primary exchange, at the last bid on the primary exchange. Securities primarily traded in the National Association of Securities Dealers’ Automated Quotation System (“Nasdaq”) National Market System for which market quotations are readily available shall be valued using the Nasdaq Official Closing Price. If market quotations are not readily available, investments will be valued at their fair market value as determined in good faith by the Adviser in accordance with procedures approved by the Board and evaluated by the Board as to the reliability of the fair value method used. In these cases, a Fund’s NAV will reflect certain portfolio investments’ fair value rather than their market price. Fair value pricing involves subjective judgments and it is possible that the fair value determined for an investment is materially different than the value that could be realized upon the sale of that investment. The fair value prices can differ from market prices when they become available or when a price becomes available.
A Fund may use independent pricing services to assist in calculating the value of the Fund’s securities or other assets. In addition, market prices for foreign securities are not determined at the same time of day as the NAV for a Fund. In computing the NAV, a Fund values foreign securities held by a Fund at the latest closing price on the exchange in which they are traded immediately prior to closing of the NYSE. Prices of foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates. The value of a Fund’s securities may change on days when shareholders are not able to purchase and redeem the Fund’s shares if the Fund has portfolio securities that primarily are traded in foreign markets that are open on weekends or other days when the Fund does not price its shares. If events materially affecting the value of a security in a Fund’s portfolio, particularly foreign securities, occur after the close of trading on a foreign market but before a Fund prices its shares, the security will be valued at fair value. For example, if trading in a portfolio security is halted and does not resume before a Fund calculates its NAV, the Adviser may need to price the security using a Fund’s fair value pricing guidelines. Without a fair value price, short-term traders could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors. Fair valuation of a Fund’s portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of a Fund’s NAV by short-term traders. The determination of fair value involves subjective judgments. As a result, using fair value to price a
28

Share Price

security may result in a price materially different from the prices used by other funds to determine NAV, or from the price that may be realized upon the actual sale of the security.
With respect to any portion of a Fund’s assets that are invested in one or more open-end management investment companies registered under the Investment Company Act of 1940, as amended (“1940 Act”), a Fund’s NAV is calculated based upon the NAVs of those open-end management investment companies, and the prospectuses for these companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.
Short-term debt obligations with remaining maturities in excess of 60 days are valued at current market prices, as discussed above. Short-term debt obligations with 60 days or less remaining to maturity are, unless conditions indicate otherwise, amortized to maturity based on their cost to the Fund if acquired within 60 days of maturity or, if already held by the Fund on the 60th day, based on the value determined on the 61st day.
Premium/Discount Information
Since investors will buy and sell shares of the Funds in secondary market transactions through brokers at market prices, the Funds' shares will trade at market prices. The market price of shares may be greater than, equal to, or less than NAV. Market forces of supply and demand, economic conditions and other factors may affect the trading prices of shares of a Fund.
For recent information about a Fund, including a Fund’s NAV, market price, premiums and discounts, and bid-ask spreads visit vcm.com.
29

How to Buy and Sell Shares

Shares of each Fund will be listed for trading on the Exchange under the ticker symbols listed on the cover of this Prospectus. Share prices are reported in dollars and cents per share. Shares can be bought and sold on the secondary market throughout the trading day like other publicly traded shares, and shares typically trade in blocks of less than a Creation Unit. There is no minimum investment required. Shares may only be purchased and sold on the secondary market when the Exchange is open for trading.
When buying or selling shares through a broker, you will incur customary brokerage commissions and charges. The commission is often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell smaller amounts of shares. You may also pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction. The spread varies over time for shares of the Fund based on the Fund’s trading volume and market liquidity, and is generally lower if a Fund’s shares have more trading volume and market liquidity and higher if a Fund’s shares have little trading volume and market liquidity.
Only an Authorized Participant (“AP”) may engage in creation or redemption transactions directly with the Fund. The Funds' APs are institutions and large investors, such as market makers or other large broker-dealers, which have entered into a Participation Agreement with the Funds' distributor to undertake the responsibility of obtaining or selling the underlying assets needed to purchase or redeem, respectively, Creation Units of the Funds. APs may acquire shares directly from a Fund, and APs may tender their shares for redemption directly to a Fund, at NAV per share only in large blocks, or Creation Units, of 50,000 shares. Purchases and redemptions directly with a Fund must follow the Funds' procedures, which are described in the SAI.
The Funds may liquidate and terminate at any time without shareholder approval.
Share Trading Prices
The trading prices of a Fund’s shares in the secondary market generally differ from the Fund’s daily NAV and are affected by market forces such as the supply of and demand for shares and shares of underlying investments held by the Fund, economic conditions, and other factors. Information regarding the intraday indicative value (“IIV”) of a Fund will be disseminated every 15 seconds throughout the trading day by the national securities exchange on which the Fund’s shares are primarily listed or by market data vendors or other information providers. The IIV is based on the current market value of the securities and/or cash included in a Fund’s published basket of securities. However, the IIV should not be viewed as a “real-time” update of the NAV per share of a Fund because the approximate value may not be calculated in the same manner as the NAV, which is computed once a day, generally at the end of the business day. The IIV does not necessarily reflect the precise composition of the current portfolio of securities and instruments held by a Fund at a particular point in time or the best possible valuation of the current portfolio. For example, the calculation of the NAV may be subject to fair valuation at different prices than those used in the calculations of the IIV and, unlike the calculation of NAV, the IIV may not reflect estimated accrued interest, dividends and other income, or Fund expenses. The IIV generally is determined by using both current market quotations and/or price quotations obtained from broker-dealers that may trade in the portfolio securities and instruments included in a Fund’s IIV basket. The quotations of certain Fund holdings may not be updated during U.S. trading hours if such holdings do not trade in the U.S. The Funds are not involved in, or responsible for, the calculation or dissemination of the approximate value of the shares and the Funds do not make any warranty as to the accuracy of these values.
Book Entry
Shares are held in book entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding shares of the Funds and is recognized as the owner of all shares for all purposes.
30

How to Buy and Sell Shares

Investors owning shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book entry or “street name” form.
Frequent Purchases and Redemptions of Fund Shares
Each Fund’s shares can only be purchased and redeemed directly from a Fund by APs in Creation Units. Direct trading by APs is critical to ensuring that a Fund’s shares trade at or close to NAV. The cash to be contributed to (or received from) the Fund in connection with a Creation Unit generally is negligible compared to the total amount of the trade. A Fund with exposure to non-U.S. securities employs fair valuation pricing to minimize arbitrage opportunities that attempt to exploit the differences between a security’s market quotation and its fair value. In addition, the Funds impose transaction fees on purchases and redemptions of shares to cover the custodial and other costs incurred by the Funds in effecting trades. These fees increase if an investor substitutes cash in part or in whole for securities, reflecting the fact that a Fund’s trading costs increase in those circumstances.
Trading of a Fund’s shares by individual shareholders occurs on the secondary market. Because the secondary market trades do not directly involve the Funds, it is unlikely those trades would cause the harmful effects of market timing, including dilution, disruption of portfolio management, increases in a Fund’s trading costs and the realization of capital gains.
Given this structure, the Board has determined that it is not necessary to monitor for frequent in-kind purchases and redemptions of shares or market timing activity by the APs or on the shares’ secondary market.
Other Payments to Financial Intermediaries
If you purchase Fund shares through an investment professional, a broker dealer, or other financial intermediary, the Fund may pay for sub-transfer agent, recordkeeping and/or similar administrative services. In addition, Victory Capital (and its affiliates) may make substantial payments out of its own resources, including the profits from the advisory fees Victory Capital receives from the Funds, to affiliated and unaffiliated dealers or other investment professionals and service providers for distribution, administrative and/or shareholder servicing activities. Victory Capital also may reimburse the distributor (or the distributor’s affiliates) for making these payments. Some of these distribution-related payments may be made to dealers or other investment professionals for marketing, promotional or related expenses; these payments are often referred to as “revenue sharing.” In some circumstances, these types of payments may create an incentive for a dealer or investment professional or its representatives to recommend or offer shares of the Funds to its customers. You should ask your dealer or investment professional for more details about any such payments it receives.
31

Distribution and Service Plan

The Funds have adopted a distribution and service plan (“Plan”) pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Funds are authorized to pay distribution fees to the distributor and other firms that provide distribution and shareholder services (“Service Providers”). If a Service Provider provides these services, the Funds may pay fees at an annual rate not to exceed 0.25% of average daily net assets, pursuant to Rule 12b-1 under the 1940 Act.
No distribution or service fees are currently paid by the Funds and there are no current plans to impose these fees. In the event Rule 12b-1 fees were charged, over time they would increase the cost of an investment in the Funds.
32

Distributions and Taxes

Unlike interests in conventional mutual funds, which typically are bought and sold from and to a fund only at closing NAVs, each Fund’s shares are traded throughout the day in the secondary market on a national securities exchange on an intra-day basis and are created and redeemed in-kind and/or for cash in Creation Units at each day’s next calculated NAV. In-kind arrangements are designed to protect ongoing shareholders from the adverse effects on a Fund’s portfolio that could arise from frequent cash redemption transactions. In a conventional mutual fund, redemptions can have an adverse tax impact on taxable shareholders if the mutual fund needs to sell portfolio securities to obtain cash to meet net fund redemptions. These sales may generate taxable gains for the ongoing shareholders of the mutual fund, whereas the shares’ in-kind redemption mechanism generally will not lead to a tax event for the Fund or its ongoing shareholders.
Taxes on Distributions
Each Fund ordinarily declares and pays dividends from net investment income, if any, monthly, and net realized capital gains, if any, annually. The Funds may also pay a special distribution at the end of a calendar year to comply with U.S. federal tax requirements. Dividends from a Fund’s net long-term capital gains, if any, in excess of net short-term capital losses (capital gain dividends) that are properly designated as such are taxable to you as long-term capital gains (at the 20% maximum rate referred to above for non-corporate shareholders) regardless of how long you have held the Fund’s shares. Dividends from a Fund’s net investment income, including net short-term capital gains, if any, are taxable to you as ordinary income (other than qualified dividend income). Dividends from a Fund’s qualified dividend income (i.e., dividends received on stock of most domestic and certain foreign corporations), if any, that are properly designated as such are taxable to non-corporate shareholders at long-term capital gain rates, provided that the Fund and the shareholder satisfy certain holding period and other requirements. A Fund’s dividends also may be eligible for the dividends-received deduction allowed to corporations, subject to similar restrictions.
Distributions in cash may be reinvested automatically in additional whole shares only if the broker through whom you purchased shares makes such option available.
In general, your distributions are subject to U.S. federal income tax when they are paid, whether you take them in cash or reinvest them in a Fund (if that option is available). Distributions reinvested in additional shares of a Fund through the means of a dividend reinvestment service, if available, will be taxable to shareholders acquiring the additional shares to the same extent as if such distributions had been received in cash.
Distributions in excess of a Fund’s current and accumulated earnings and profits are treated as a tax-free return of capital to the extent of (and in reduction of) your basis in the shares and any excess amount will be treated as capital gain.
If the NAV at the time a shareholder purchases shares of a Fund reflects undistributed net investment income, recognized net capital gain, or unrealized appreciation in the value of the assets of the Fund, distributions of such amounts will be taxable to the shareholder in the manner described above, although such distributions economically constitute a return of capital to the shareholder.
As with any investment, you should consider how your investment in shares will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in shares.
Unless your investment in shares is made through a tax-exempt entity or tax-deferred retirement account, such as an individual retirement account, you need to be aware of the possible tax consequences when:
◼
A Fund makes distributions,
◼
You sell your shares listed on the Exchange, and
33

Distributions and Taxes

◼
You purchase or redeem Creation Units.
If you are a nonresident alien individual, foreign trust or estate, foreign corporation or foreign partnership, the Fund’s ordinary income dividends may be subject to a 30% U.S. withholding tax. See the section titled “TAXES—Foreign Shareholders” in the SAI for details.
Taxes on Exchange-Listed Share Sales
Any capital gain or loss realized upon a sale of shares is generally treated as long-term capital gain or loss if the shares have been held for more than one year and as short-term capital gain or loss if the shares have been held for one year or less. The ability to deduct capital losses from sales of shares may be limited.
A nonresident alien individual, foreign trust or estate, foreign corporation or foreign partnership is generally exempt from U.S. federal income or withholding tax on gains realized on the sale or other disposition of shares of a Fund.
Taxes on Purchase and Redemption of Creation Units
An AP who exchanges securities for Creation Units generally will recognize gain or loss equal to the difference between the market value of the Creation Units at the time of the exchange and the sum of the AP’s aggregate basis in the securities surrendered plus any cash it pays. An AP who exchanges Creation Units for securities will generally recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the sum of the aggregate market value of the securities received plus any cash equal to the difference between the NAV of the shares being redeemed and the value of the securities. The Internal Revenue Service (“Service”), however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing “wash sales” or for other reasons. Persons exchanging securities should consult their own tax advisor with respect to whether wash sale rules apply and when a loss might be deductible.
Any capital gain or loss realized on the purchase or redemption of Creation Units will generally be treated as long-term capital gain or loss if the securities surrendered to purchase the Creation Units or the Creation Units, as applicable, have been held for more than one year and as short-term capital gain or loss if the securities surrendered or the Creation Units, as applicable, have been held for one year or less.
If you purchase or redeem Creation Units, you will be sent a confirmation statement showing how many shares you purchased or sold and at what price. See “TAXES” in the SAI for a description of the requirement regarding basis determination methods applicable to share redemptions and the Fund’s obligation to report basis information to the Service.
Backup Withholding
By law, a Fund is required to withhold 24% of your distributions and proceeds if you have not provided the Fund with a correct Social Security number or other taxpayer identification number and in certain other situations.
34

Distributions and Taxes

Foreign Account Tax Compliance Act
Under the “Foreign Account Tax Compliance Act,” unless certain foreign entities comply with certain IRS requirements that generally require them to report information regarding U.S. persons investing in, or holding accounts with, such entities, a 30% U.S. withholding tax may apply to dividends paid by the Fund to such entities. See the section titled “TAXES—Foreign Shareholders” in the SAI for details.
The foregoing discussion summarizes some of the possible consequences under current federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. Consult your personal tax advisor about the potential tax consequences of an investment in the shares under all applicable tax laws.
35

Other Information

Investments by Investment Companies
Section 12(d)(1) of the 1940 Act restricts investments by investment companies in the securities of other investment companies, including shares of the Funds. Registered investment companies are permitted to invest in the Funds beyond the limits set forth in Section 12(d)(1) as permitted by any rules and regulations adopted under applicable law, including that such investment companies enter into an agreement with the Trust on behalf of the Funds.
Continuous Offering
The method by which Creation Units of shares are created and traded may raise certain issues under applicable securities laws. Because new Creation Units of shares are issued and sold by the Funds on an ongoing basis, a “distribution,” as such term is used in the Securities Act of 1933, as amended (the “Securities Act”), may occur at any point. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery requirement and liability provisions of the Securities Act.
For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the distributor, breaks them down into constituent shares and sells the shares directly to customers or if it chooses to couple the creation of a supply of new shares with an active selling effort involving solicitation of secondary market demand for shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a characterization as an underwriter.
Broker-dealer firms should also note that dealers who are not “underwriters” but are effecting transactions in shares, whether or not participating in the distribution of shares, are generally required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(a)(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker-dealer firms should note that dealers who are not “underwriters” but are participating in a distribution (as contrasted with engaging in ordinary secondary market transactions) and thus dealing with the shares that are part of an overallotment within the meaning of Section 4(a)(3)(C) of the Securities Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the Securities Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the Securities Act is only available with respect to transactions on a national exchange.
Dealers effecting transactions in the Funds' shares, whether or not participating in this distribution, are generally required to deliver a Prospectus. This is in addition to any obligation of dealers to deliver a Prospectus when acting as underwriters.
Portfolio Holdings Disclosure
A description of the Funds policies regarding disclosure of the securities in each Fund’s portfolio is found in the Statement of Additional Information. Each Fund’s portfolio is disclosed daily on the Funds' website at www.VictorySharesLiterature.com. Shareholders may also request portfolio holdings schedules at no charge by calling toll free 1-866-376-7890.
36

Other Information

Shareholder Communications
In order to eliminate duplicate mailings to an address at which two or more shareholders with the same last name reside, the Victory Funds may send only one copy of any shareholder reports, proxy statements, prospectuses and their supplements, unless you have instructed us to the contrary. You may request that the Victory Funds send these documents to each shareholder individually by calling the Victory Funds at 1-866-376-7890, and they will be delivered promptly.
While this Prospectus and the SAI of the Trust describe pertinent information about the Trust and each Fund, neither this Prospectus nor the SAI represents a contract between the Trust or a Fund and any shareholder.
Other Disclosures
Victory Capital means Victory Capital Management Inc., the investment adviser of the VictoryShares ETFs. VictoryShares ETFs are distributed by Foreside Fund Services, LLC (Foreside). Foreside is a member of FINRA. Victory Capital is not affiliated with Foreside.
37

Financial Highlights

The following financial highlights tables reflect historical information about shares of each Fund and are intended to help you understand the Fund’s financial performance for the period of the Fund’s operations. Certain information reflects financial results for a single share of a Fund. The total returns in each table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all income dividends and capital gain distributions).
For periods ending prior to August 31, 2019, the Funds’ financial highlights include historical information of each Fund’s Predecessor Fund, which were series of USAA ETF Trust and managed by USAA Asset Management Company.
The information presented for the periods ended on or after August 31, 2019, has been audited by Cohen & Company, Ltd., the Funds’ independent registered public accounting firm, whose report, along with the Funds’ financial statements, are included in each Fund’s annual report, which is available upon request. The information for all periods prior to August 31, 2019, was audited by a different independent registered public accounting firm.
38

VictoryShares Short-Term Bond ETF
	Year Ended 6/30/23	Year Ended 6/30/22	Year Ended 6/30/21	10 Months Ended 6/30/20(a)	Year Ended 8/31/19	10/24/17(b) through 8/31/18
Net Asset Value, Beginning of Period	$48.94	$51.87	$51.22	$50.65	$49.50	$50.00
Investment Activities:
Net investment income (loss)(c)	1.77	0.86	0.84	1.10	1.37	0.93
Net realized and unrealized gains (losses)	(0.17)	(2.78)	0.93	0.48	1.13	(0.59)
Total from Investment Activities	1.60	(1.92)	1.77	1.58	2.50	0.34
Distributions to Shareholders from:
Net investment income	(1.68)	(0.84)	(0.90)	(1.01)	(1.35)	(0.84)
Net realized gains	—	(0.17)	(0.22)	—	—	—
Total Distributions	(1.68)	(1.01)	(1.12)	(1.01)	(1.35)	(0.84)
Net Asset Value, End of Period	$48.86	$48.94	$51.87	$51.22	$50.65	$49.50
Total Return(d),(e)	3.32%	(3.73)%	3.48%	3.17%	5.11%	0.70%
Ratios to Average Net Assets:
Net Expenses(f),(g)	0.35%	0.32%(h)	0.34%(i)	0.35%	0.35%	0.35%
Net Investment Income (Loss)(f)	3.63%	1.70%	1.62%	2.62%	2.75%	2.21%
Gross Expenses(f),(g)	0.35%	0.36%	0.37%	0.44%	0.40%	0.40%
Supplemental Data:
Net Assets at end of period (000's)	$522,753	$359,737	$272,296	$105,000	$83,573	$61,872
Portfolio Turnover(d),(j)	53%	67%	80%	72%(k)	30%	22%
(a)
The Fund's fiscal year-end changed from August 31 to June 30, effective September 1, 2019.
(b)
Commencement of operations.
(c)
Per share net investment income (loss) has been calculated using the average daily shares method.
(d)
Not annualized for periods less than one year.
(e)
Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. Generally Accepted Accounting Principles and could differ from the reported return.
(f)
Annualized for periods less than one year.
(g)
Does not include acquired fund fees and expenses, if any.
(h)
Includes impact of voluntary waiver. Without this voluntary waiver, the net expense ratio would have been 0.02% higher.
(i)
Includes impact of voluntary waivers. Without these voluntary waivers, the net expense ratio would have been at the contractual cap.
(j)
Excludes impact of in-kind transactions.
(k)
Portfolio turnover increased significantly due to changes in the volume and timing of purchases and sales of portfolio holdings during the period.
39

VictoryShares Core Intermediate Bond ETF
	Year Ended 6/30/23	Year Ended 6/30/22	Year Ended 6/30/21	10 Months Ended 6/30/20(a)	Year Ended 8/31/19	10/24/17(b) through 8/31/18
Net Asset Value, Beginning of Period	$47.18	$53.71	$53.67	$52.48	$48.61	$49.93
Investment Activities:
Net investment income (loss)(c)	1.31	0.89	1.08	1.21	1.62	1.29
Net realized and unrealized gains (losses)	(1.26)	(6.37)	0.27	1.12	3.81	(1.46)
Total from Investment Activities	0.05	(5.48)	1.35	2.33	5.43	(0.17)
Distributions to Shareholders from:
Net investment income	(1.25)	(0.92)	(1.11)	(1.14)	(1.56)	(1.15)
Net realized gains	—	(0.13)	(0.20)	—	—	—
Total Distributions	(1.25)	(1.05)	(1.31)	(1.14)	(1.56)	(1.15)
Net Asset Value, End of Period	$45.98	$47.18	$53.71	$53.67	$52.48	$48.61
Total Return(d),(e)	0.13%	(10.35)%	2.55%	4.52%	11.37%	(0.33)%
Ratios to Average Net Assets:
Net Expenses(f),(g)	0.38%	0.39%	0.37%(h)	0.38%(i)	0.39%	0.40%
Net Investment Income (Loss)(f)	2.83%	1.74%	2.01%	2.80%	3.27%	3.10%
Gross Expenses(f),(g)	0.38%	0.39%	0.41%	0.42%	0.44%	0.45%
Supplemental Data:
Net Assets at end of period (000's)	$1,457,680	$1,236,208	$894,333	$450,789	$314,856	$150,703
Portfolio Turnover(d),(j)	23%	24%	16%	13%	3%(k)	10%
(a)
The Fund's fiscal year-end changed from August 31 to June 30, effective September 1, 2019.
(b)
Commencement of operations.
(c)
Per share net investment income (loss) has been calculated using the average daily shares method.
(d)
Not annualized for periods less than one year.
(e)
Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. Generally Accepted Accounting Principles and could differ from the reported return.
(f)
Annualized for periods less than one year.
(g)
Does not include acquired fund fees and expenses, if any.
(h)
Includes impact of voluntary waivers. Without these voluntary waivers, the net expense ratio would have been at the contractual cap.
(i)
Includes impact of voluntary waiver. Without this voluntary waiver, the net expense ratio would have been 0.02% higher for the ten months ended June 30, 2020.
(j)
Excludes impact of in-kind transactions.
(k)
Portfolio turnover decreased significantly due to changes in the volume and timing of purchases and sales of portfolio holdings during the year.
40

VS-BONDETF-PRO (11/23)
By mail:
VictoryShares
4900 Tiedeman Road, 4th Floor
Brooklyn, OH 44144

4900 Tiedeman Road,
4th Floor
Brooklyn, OH 44144
Statement of Additional Information (SAI): The SAI contains more information about the Funds' operations, investment restrictions, policies, and practices. The SAI is incorporated by reference into this Prospectus, which means that it is legally part of this Prospectus, even if you do not request a copy.
Annual and Semi Annual Reports: Annual and semi annual reports contain more information about the Funds' investments and the market conditions and investment strategies that significantly affected the Funds' performance during the most recent fiscal period.
How to Obtain Information: You may obtain a free copy of the SAI or annual and semi annual reports, and ask questions about the Funds or your accounts, online at VictorySharesLiterature.com, by contacting the Funds at the following address or telephone number, or by contacting your financial intermediary.
By telephone:
Call VictoryShares at
866-376-7890
You also can get information about the Funds (including the SAI and other reports) from the Securities and Exchange Commission (SEC) on the SEC’s Edgar database at sec.gov, or after paying a duplicating fee, by electronic request sent to the following e-mail address: publicinfo@sec.gov.
Investment Company Act File Number 811-22696

November 1, 2023
Prospectus
VictoryShares Free Cash Flow ETF (VFLO)
Listed and traded on:
The Nasdaq Stock Market LLC
The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.
VictorySharesLiterature.com
866-376-7890

VictoryShares Free Cash Flow ETF Summary
Investment Objective
The VictoryShares Free Cash Flow ETF (the “Fund”) seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Victory U.S. Large Cap Free Cash Flow Index (the “Index”).
Fund Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Shareholder Fees (paid directly from your investment)	None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.35%
Other Expenses	0.31%
Total Annual Fund Operating Expenses	0.66%
Fee Waiver/Expense Reimbursement[1]	(0.27)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement[1]	0.39%
1
Victory Capital Management Inc. (the “Adviser”) has contractually agreed to waive its management fee and/or reimburse expenses so that the total annual fund operating expenses (excluding certain items such as interest, taxes, and brokerage commissions) do not exceed 0.39% through at least October 31, 2024. The Adviser is permitted to recoup advisory fees waived and expenses reimbursed for up to three years after the date of the waiver or reimbursement, subject to the lesser of any operating expense limits in effect at the time of (a) the original waiver or expense reimbursement; or (b) the recoupment, after giving effect to the recoupment amount. This agreement may only be terminated by the Fund’s Board of Trustees.
Example:
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that (1) you invest $10,000 in the Fund for the time periods indicated and then sell or continue to hold all of your shares at the end of the period, (2) your investment has a 5% return each year, and (3) the Fund’s operating expenses remain the same. The amounts shown reflect any fee waiver/expense reimbursement in place through its expiration date. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$40	$184	$341	$797
Portfolio Turnover:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover will generally indicate higher transaction costs resulting in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the Example, affect the Fund's performance. Because the Fund has only recently commenced investment operations, no portfolio turnover information is available at this time.
1

VictoryShares Free Cash Flow ETF Summary
Principal Investment Strategy
Under normal circumstances, the Fund seeks to achieve its investment objective by investing at least 80% of its assets in securities in the Index. VettaFi LLC (the “Index Provider”) constructs the Index in accordance with a rules-based methodology that selects 50 companies from the VettaFi US Equity Large/Mid-Cap 1000 Index (the “Parent Index”). As of September 30, 2023, the Index had a market capitalization range from $9.9 billion to $470.7 billion. The actual range of market capitalization will vary over time according to changes in market capitalization of the securities in the Parent Index. The Index Provider is not affiliated with the Fund or the Adviser.
The Index is designed to deliver exposure to equity securities of large-capitalization U.S. issuers within the Parent Index that have high free cash flow yields, which is a financial valuation metric that compares the free cash flow a company is expected to earn against its market value adjusted for a company’s debt and cash. The ratio is calculated by taking the free cash flow divided by the enterprise value. The initial Index universe is derived from the component companies of the Parent Index, excluding financial companies and real estate investment trusts. The Index Provider screens the initial universe of companies based on their projected free cash flows and earnings. Companies with negative projected free cash flows or earnings are removed from the Index universe. The remaining companies are ranked by their free cash flow yields. A growth score is then derived from each company’s growth metrics (e.g., sales trends and earnings trends) for the 75 companies with the highest free cash flow yields. The 50 companies with the highest growth scores are selected by the Index Provider for inclusion in the Index.
Free Cash Flow Yields =	Money the company has left over after paying its operating expenses and capital expenses
Enterprise Value: Total value of a company taking into consideration both the current share price (market capitalization) and the cost to pay off debt (net debt, or debt minus cash)
The Adviser believes that free cash flow is a useful measure for investors as it shows the cash a company has available after operating expenses and capital expenditures, indicating the company’s financial health and efficiency. A positive free cash flow indicates a company’s ability to generate sufficient revenue to maintain operations and potentially return value to shareholders.
The Index employs a rules-based methodology that assigns scores to certain attributes related to free cash flows. Securities that achieve a higher score, or “weighting,” comprise a proportionately higher amount of the Index. The rules-based methodology assigns weightings by measuring a combination of total free cash flow and free cash flow yield (that is, the yield that the company earns on its free cash flow). Individual companies are capped at 4% of the Index. The rules-based methodology also limits the amount of companies in any one sector. That is, companies in any one sector will not exceed 45% of the Index. In addition, the allocation of companies in any single sector (or “weighting”) will not exceed 20% of the weighting of that sector in the Parent Index. The Index rebalances quarterly and is reconstituted quarterly.
The Fund generally seeks to track the returns of the Index before fees and expenses by employing a replication strategy that seeks to hold all the stocks in the Index. The Fund also may invest up to 20% of its assets in instruments other than the securities in the Index, such as derivatives, including index futures, which the Fund may use for cash management to provide for liquidity to pay redemptions and fees (attempting to remain fully invested while maintaining liquidity).
2

VictoryShares Free Cash Flow ETF Summary
The Fund will concentrate its investments (i.e., hold more than 25% of its assets) in a particular industry or group of industries to the extent that the Index is concentrated. As of the date of this Prospectus, the Fund is not concentrated in any industry or group of industries. The degree to which certain sectors, industries, or asset classes are represented in the Index may change over time.
Principal Risks of Investing in the Fund
The Fund’s investments are subject to the following principal risks:
Equity Securities Risk — The value of the equity securities in which the Fund invests may decline in response to developments affecting individual companies and/or general economic conditions in the United States or abroad. A company's earnings or dividends may not increase as expected (or may decline) because of poor management, competitive pressures, reliance on particular suppliers or geographical regions, labor problems or shortages, corporate restructurings, fraudulent disclosures, man-made or natural disasters, military confrontations or wars, terrorism, public health crises, or other events, conditions, and factors. Price changes may be temporary or last for extended periods.
Limited History of Operations — The Fund is new and, therefore, has a limited history of operations for investors to evaluate.
Market Risk — Overall market risks may affect the value of the Fund. Domestic and international factors such as political events, war, terrorism, trade disputes, inflation rates, interest rate levels, and other fiscal and monetary policy changes; cybersecurity incidents, pandemics, and other public health crises; sanctions against a particular foreign country, its nationals, businesses, or industries; and related geopolitical events, as well as environmental disasters such as earthquakes, fires, and floods, or other catastrophes, may add to instability in global economies and markets generally, and may lead to increased market volatility. Global economies and financial markets are highly interconnected, which increases the possibility that conditions in one country or region might adversely affect issuers in another country or region. The impact of these and other factors may be short-term or may last for extended periods.
Large-Capitalization Stock Risk — The securities of large-sized companies may underperform the securities of smaller-sized companies or the market as a whole. The growth rate of larger, more established companies may lag those of smaller companies, especially during periods of economic expansion.
Free Cash Flow Risk — Investing in companies with high free cash flows could lead to underperformance during periods when such investments are unpopular, and fluctuations in market conditions, industry disruptions, or company-specific factors may jeopardize the generation of free cash flow. Moreover, anticipated increases in a company's free cash flows may not materialize.
Value Risk — Value investing entails investing in securities that are inexpensive relative to other securities based on ratios such as price to earnings or price to book. There may be periods when value investing is out of favor, and during which the investment performance of a fund using a value strategy may suffer. In addition, value stocks are subject to the risk that their intrinsic value may never be realized in the market.
Index Risk — The Fund attempts to track the performance of the Index. The Fund’s performance will be negatively affected by general declines in the securities and asset classes represented in the Index. In addition, because the Fund is not actively managed, unless a specific security is removed from the Index, the Fund generally will not sell a security because the security’s issuer was in financial trouble. The Fund also does not attempt to take defensive positions under any market conditions, including declining markets. Therefore, the Fund’s performance could be lower than funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline or a decline in the value of one or more issuers.
3

VictoryShares Free Cash Flow ETF Summary
Passive Investment Risk — The Fund is not actively managed, and the Adviser does not take defensive positions under any market conditions, including declining markets.
Calculation Methodology Risk — The Index relies on various sources of information to assess the criteria of issuers included in the Index, including information that may be based on assumptions and estimates. Neither the Fund, the Index Provider, nor the Adviser can offer assurances that the Index’s calculation methodology or sources of information will provide an accurate assessment of included issuers or correct valuation of securities, nor can they guarantee the availability or timeliness of the production of the Index.
Tracking Error Risk — The Fund may be subject to tracking error, which is the divergence of the Fund’s performance from its index. Tracking error may occur because of, among other reasons, differences between the securities and other instruments held in the Fund’s portfolio and those included in the Index. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses, while the Index does not.
Rebalancing Risk — In purchasing and selling securities to rebalance its portfolio, the Fund will pay more in brokerage commissions than it would without a rebalancing policy. As a result of the need to rebalance, the Fund also has less flexibility in the timing of purchases and sales of securities than it would otherwise, and the rebalancing may result in high portfolio turnover. While we will attempt to minimize any adverse impact to the Fund or its shareholders, the Fund may have a higher proportion of capital gains and a lower return than a fund that does not have a rebalancing policy. Errors in index data, index computations or the construction of the index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders.
Exchange-Traded Fund (“ETF”) Structure Risk — The Fund is structured as an ETF and, as a result, is subject to special risks, including:
◼
Not Individually Redeemable — The Fund’s shares are not individually redeemable and may be redeemed by the Fund at its net asset value per share (“NAV”) only in large blocks known as Creation Units. The Fund may incur brokerage costs purchasing enough shares to constitute a Creation Unit. Alternatively, the Fund may redeem your shares by selling them on the secondary market at prevailing market prices.
◼
Trading Issues — Trading in shares on the exchange operated by Nasdaq Stock Market LLC (the “Exchange”) may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in shares inadvisable, such as extraordinary market volatility. There can be no assurance that shares will continue to meet the listing requirements of the Exchange. There is no guarantee that an active secondary market will develop for the shares. In stressed market conditions, authorized participants may be unwilling to participate in the creation/redemption process, particularly if the market for shares becomes less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings, which may lead to widening of bid-ask spreads and differences between the market price of the shares and the underlying value of those shares.
◼
Market Price Variance Risk — The market prices of shares will fluctuate in response to changes in NAV and supply and demand for shares and will include a bid-ask spread charged by the exchange specialists, market makers, or other participants that trade the particular security. There may be times when the market price and the NAV vary significantly, particularly in times of market stress. This means that shares may trade at a premium or discount to NAV and bid-ask spreads may widen.
4

VictoryShares Free Cash Flow ETF Summary
◼
Authorized Participants Concentration Risk — A limited number of financial institutions may be responsible for all or a significant portion of the creation and redemption activity for the Fund. If these firms exit the business or are unable or unwilling to process creation and/or redemption orders, shares may trade at a premium or discount to NAV and bid-ask spreads may widen.
◼
Intraday Indicative Value (“IIV”) Risk — The Exchange intends to disseminate the approximate per share value of the Fund’s published basket of securities (“Deposit Securities”) every 15 seconds (the “intraday indicative value” or “IIV”). The IIV is not a real-time update of the NAV per share of the Fund because the IIV may not be calculated in the same manner as the NAV. For example, the calculation of the NAV may be subject to fair valuation at different prices than those used in the calculations of the IIV and, unlike the calculation of NAV, the IIV does not take into account Fund expenses. The IIV calculations are based on local market prices and may not reflect events that occur subsequent to the local market’s close which could affect premiums and discounts between the IIV and the market price of the shares. In addition, the IIV is based on the published Deposit Securities and not on the Fund’s actual holdings.
◼
Tax-Efficiency Risk — Redemptions of shares may be effected for cash, rather than in kind, which means that the Fund may need to sell portfolio securities in order to complete an in-cash redemption, and may recognize net gains on these sales. As a result, investments in the shares may be less tax-efficient than investments in ETFs that redeem solely or principally in kind, and the Fund may pay out higher annual capital gain distributions than if the in-kind redemption process was used.
Large Shareholder Risk — Certain large shareholders, including other funds advised by the Adviser, may from time to time own a substantial amount of the Fund’s shares. The actions by one shareholder or multiple shareholders may have an impact on the Fund and, therefore, indirectly on other shareholders. Shareholder purchase and redemption activity may affect the per share amount of the Fund’s distributions of its net investment income and net realized capital gains, if any, thereby affecting the tax burden on the Fund’s shareholders subject to federal income tax. To the extent a larger shareholder (including, for example, an affiliated fund that operates as a fund-of-funds or 529 college savings plan) is permitted to invest in the Fund, the Fund may experience large inflows or outflows of cash from time to time. This activity could magnify these adverse effects on the Fund.
Concentration and Sector Risk — In following its methodology, the Index from time to time may be concentrated to a significant degree in securities of issuers located in a single industry or sector. To the extent that the Index concentrates in the securities of issuers in a particular industry or sector, the Fund also can be expected to concentrate its investments to approximately the same extent. By concentrating its investments in an industry or sector, the Fund may face more risks than if it were diversified broadly over numerous industries or sectors. If the Index is not concentrated in a particular industry or sector, the Fund will not concentrate in a particular industry or sector.
Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the investments in which the Fund invests, the Fund might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of the Adviser. Markets for the investments in which the Fund invests may be disrupted by a number of events, including but not limited to economic crises, natural disasters, new legislation, or regulatory changes, and may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with the Index.
Valuation Risk — The sale price the Fund could receive for a security may differ from the Fund’s valuation of the security and may differ from the value used by the Index, particularly for securities that trade in low volume or volatile markets or that are valued using a fair value methodology. The Fund relies on various sources to calculate its NAV. The information may be provided by third parties that are believed to be reliable, but the information may not be accurate due to errors by such pricing sources, technological issues, or otherwise.
5

VictoryShares Free Cash Flow ETF Summary
Derivatives Risk — Derivatives, including futures contracts, may involve risks different from, or greater than, those associated with more traditional investments. In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage, and liquidity risks. Derivatives may create leverage and expose the Fund to additional levels of risk, including greater losses from investments and increased volatility, than would otherwise have been the case had the Fund not engaged in the activities that created the leverage. As a result of investing in derivatives, the Fund could lose more than the amount it invests. Derivatives may be highly illiquid, and the Fund may not be able to close out or sell a derivative position at a particular time or at an anticipated price. Derivatives also may be subject to counterparty risk, which includes the risk that the Fund may sustain a loss as a result of the insolvency or bankruptcy of, or other non-compliance by, the other party to the transaction.
You may lose money by investing in the Fund. There is no guarantee that the Fund will achieve its objective. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
By itself, the Fund does not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to weather changes in the value of their investment.
Investment Performance
No performance information is presented since the Fund does not yet have a full calendar year of performance. Performance data for the Fund is available online at vcm.com or by calling 1-866-376-7890. A fund’s performance is not necessarily an indication of how that fund will perform in the future.
Management of the Fund
Investment Adviser
Victory Capital Management Inc. (the “Adviser”) serves as the Fund’s investment adviser. The portfolio managers jointly and primarily responsible for day-to-day management of the Fund are members of the Adviser's Victory Solutions platform, which oversees the Adviser's rules-basedinvestment strategies.
Portfolio Management
	Title	Tenure with the Fund
Mannik Dhillon, CFA	President, VictoryShares and Solutions	Since inception
Lance Humphrey, CFA	Senior Portfolio Manager, VictoryShares and Solutions	Since inception
Purchase and Sale of Fund Shares
The Fund will issue and redeem shares at NAV only in large blocks of 10,000 shares (each block of shares is called a “Creation Unit”). Creation Units are issued and redeemed for cash and/or in-kind for securities by Authorized Participants (“APs”) that have entered into agreements with the Fund’s distributor. Except when aggregated in Creation Units, shares are not redeemable securities of the Fund.
Shares of the Fund are listed for trading on the Exchange. Individual shares may only be purchased and sold in the secondary market through a broker or dealer at a market price. Because shares of the Fund trade at market prices rather than NAV, shares may trade at a price that is greater than (a premium), at, or less than (a discount) NAV. An investor may incur costs attributable to the difference
6

VictoryShares Free Cash Flow ETF Summary
between the highest price a buyer is willing to pay to purchase shares (bid) and the lowest price a seller is willing to accept for shares (ask) when buying or selling shares in the secondary market (the “bid-ask spread”).
For recent information about the Fund, including the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, visit vcm.com.
Tax Information
The Fund’s distributions generally are taxable as ordinary income, qualified dividend income, or capital gains. A sale of shares may result in a capital gain or loss.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares through an account maintained by a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
7

Additional Fund Information

The VictoryShares Free Cash Flow ETF is organized as an exchange-traded fund (“ETF”).
The Fund’s investment objective is non-fundamental. In addition, the Fund’s policy to invest at least 80% of its assets in the securities of its underlying index is non-fundamental and may be changed by the Board of Trustees without shareholder approval upon at least 60 days’ prior written notice to shareholders. For purposes of the Fund’s 80% investment policy, “assets” means the Fund’s net assets plus the amount of any borrowings for investment purposes, exclusive of collateral held from securities lending. Any derivatives counted towards the Fund’s 80% policy will be valued at market value.
This section describes additional information about the principal investment strategies that the Fund will use under normal market conditions to pursue its investment objective, as well as any secondary strategies the Fund may use, and the related risks. This Prospectus does not attempt to describe all of the various investment techniques and types of investments that the Adviser may use in managing the Fund. The Fund’s Statement of Additional Information (“SAI”) includes more information about the Fund, its investments, and the related risks.
Information about the Fund’s principal investment strategy is provided in the summary section for the Fund. Below is additional information, describing in greater detail the principal investment strategy, including the practices and methodologies that the Adviser utilizes in pursuing the Fund’s investment objective and principal investment strategies, as well as the Fund’s principal investment risks.
In managing the Fund, the Adviser uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Under normal market conditions, the Fund pursues its investment objective by seeking to track the price and yield performance, before fees and expenses, of the Index maintained by the Index Provider. The Fund does not try to outperform the Index. The Fund will concentrate its investments (i.e., hold more than 25% of its assets) in a particular industry or group of industries to the extent that the Index is concentrated. The degree to which certain sectors, industries, or asset classes are represented in the Index may change over time. As of the date of this Prospectus, the Index is not concentrated in any industry or group of industries.
The Adviser expects that, over time, the correlation between the Fund’s performance and that of the Index, before fees and expenses, will be 95% or better. A number of factors may affect the Fund’s ability to achieve a high degree of correlation with its Index, and there can be no guarantee that the Fund will achieve a high degree of correlation. The Adviser monitors the Fund on an ongoing basis, and makes adjustments to its portfolio, as necessary, to minimize tracking error and to maintain liquidity.
For cash management purposes, the Fund is permitted to hold all or a portion of its assets in cash, index futures, short-term money market instruments or shares of other investment companies, including money market funds. To the extent that it does so, the Fund may not benefit from any upswing in the market and may fail to meet its investment objective.
8

Investments

The following describes the types of securities the Fund may purchase under normal market conditions to achieve its principal investment strategy.
U.S. Equity Securities
Can include common stock, preferred stock, and securities that are convertible or exchangeable into common stock of U.S. corporations.
Additional Fund Strategies. The Adviser may use several types of investments and investment techniques in pursuing the Fund's overall investment objectives. The following describes the types of securities the Adviser may purchase or the investment techniques the Adviser may employ but which the Adviser does not consider to be a part of the Fund’s principal investment strategy. Additional types of securities and strategies that the Fund may utilize are included in the Fund's SAI.
Securities Lending
To enhance the return on its portfolio, the Fund may lend portfolio securities to brokers, dealers, and financial institutions to realize additional income under guidelines adopted by the Board. Each loan will be secured continuously by collateral in the form of cash, securities issued by the U.S. government or its agencies or instrumentalities.
Investment Companies
The Fund may invest in securities of other investment companies, including exchange-traded funds (“ETFs”), if those companies invest in securities consistent with the Fund's investment objective and policies.
9

Risk Factors

The following describes the principal risks that you may assume as an investor in the Fund. These risks could adversely affect the net asset value, total return, and the value of the Fund and your investment. The risk descriptions below provide a more detailed explanation of the principal investment risks that correspond to the risks described in the Fund Summary section of this Prospectus.
There is no assurance that the Fund will achieve its investment objective. The Fund’s share price will fluctuate with changes in the market value of its portfolio investments. When you sell your Fund shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in the Fund. The Fund, by itself, is not intended to be a complete investment program.
Calculation Methodology Risk — The Fund’s index relies on various sources of information to assess the criteria of issuers included in the index, including information that may be based on assumptions and estimates. Neither the Fund, the Index Provider, nor the Adviser can offer assurances that an index’s calculation methodology or sources of information will provide an accurate assessment of included issuers or correct valuation of securities, nor can they guarantee the availability or timeliness of the production of the index. Errors in index data, index computations or the construction of the index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. Unusual market conditions may cause the Index Provider to postpone a scheduled rebalance, which could cause an index to vary from its normal or expected composition.
Concentration and Sector Risk — In following its methodology, the Fund’s index from time to time may be concentrated to a significant degree in securities of issuers located in a single industry or sector. To the extent that an index concentrates in the securities of issuers in a particular industry or sector, the Fund also can be expected to concentrate its investments to approximately the same extent. By concentrating its investments in an industry or sector, the Fund may face more risks than if it were diversified broadly over numerous industries or sectors. If an index is not concentrated in a particular industry or sector, the Fund will not concentrate in a particular industry or sector.
Derivatives Risk — The use of index futures contracts is subject to the risk that small price movements can result in substantial gains or losses. Derivatives also entail exposure to counterparty risk, the risk of mispricing or improper valuation and the risk that changes in value of the derivative may not correlate perfectly with the relevant securities, assets, or indices. The use of derivatives could expose the Fund to the effects of leverage causing the Fund to lose more money than it invested. There is no guarantee that derivatives activities will be employed or that they will work, and their use could lower returns or even result in losses to the Fund. Derivatives also may be harder to value, less tax-efficient, and subject to changing government regulation that could impact a Fund’s ability to use certain derivatives or their cost. The use of derivatives could expose a Fund to the effects of leverage causing the Fund to lose more money than it invested. There is no guarantee that derivatives activities will be employed or that they will work, and their use could lower returns or even result in losses to the Fund. Derivatives also may be harder to value, less tax-efficient, and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost.
Equity Securities Risk — The market prices of equity securities, which may include common stocks and other stock-related securities such as preferred stocks, convertible securities and rights and warrants, may fluctuate, sometimes rapidly or unpredictably. The Fund may continue to accept new subscriptions and to make additional investments in equity securities even under general market conditions that the Fund’s investment team views as unfavorable for equity securities. The value of a security may decline for reasons that directly relate to the issuer, such as management performance, financial leverage, and reduced demand for the issuer’s goods or services or due to general market conditions, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. Unlike debt securities, which have preference to a company’s assets in case of liquidation, common
10

Risk Factors

stock, are entitled to the residual value after the company meets its other obligations. Unlike common stock, preferred stock generally pays a fixed dividend from a company’s earnings and may have a preference over common stock on the distribution of a company’s assets in the event of bankruptcy or liquidation. Preferred stockholders’ liquidation rights are subordinate to the company’s debt holders and creditors. If interest rates rise, the fixed dividend on preferred stocks may be less attractive and the price of preferred stocks may decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. Convertible securities may gain or lose value due to changes in the issuer’s operating results, financial condition, credit rating and changes in interest rates and other general economic, industry and market conditions.
Exchange-Traded Fund (“ETF”) Structure Risk — The Fund is structured as an ETF, and as a result, is subject to special risks, including:
◼
Not Individually Redeemable — The Fund’s shares are not individually redeemable and may be redeemed by the Fund at its net asset value per share (“NAV”) only in large blocks known as Creation Units. The Fund may incur brokerage costs purchasing enough shares to constitute a Creation Unit. Alternatively, the Fund may redeem your shares by selling them on the secondary market at prevailing market prices.
◼
Trading Issues — Trading in shares on the exchange operated by Nasdaq Stock Market LLC (the “Exchange”) may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in shares inadvisable, such as extraordinary market volatility. There can be no assurance that shares will continue to meet the listing requirements of the Exchange. There is no guarantee that an active secondary market will develop for the shares. In stressed market conditions, authorized participants may be unwilling to participate in the creation/redemption process, particularly if the market for shares becomes less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings, which may lead to widening of bid-ask spreads and differences between the market price of the shares and the underlying value of those shares.
◼
Market Price Variance Risk — The market prices of shares will fluctuate in response to changes in NAV and supply and demand for shares and will include a bid-ask spread charged by the exchange specialists, market makers, or other participants that trade the particular security. There may be times when the market price and the NAV vary significantly, particularly in times of market stress. This means that shares may trade at a premium or discount to NAV and bid-ask spreads may widen.
◼
International Closed Market Trading Risk — The Fund’s underlying securities may trade on foreign exchanges that are closed when the Exchange is open; consequently, events may transpire while such foreign exchanges are closed but the Exchange is open that may change the value of such underlying securities relative to their last quoted prices on such foreign exchanges.
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Authorized Participants Concentration Risk — A limited number of financial institutions may be responsible for all or a significant portion of the creation and redemption activity for the Fund. If these firms exit the business or are unable or unwilling to process creation and/or redemption orders, shares may trade at a premium or discount to NAV and bid-ask spreads may widen.
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Intraday Indicative Value (“IIV”) Risk — The Exchange intends to disseminate the approximate per share value of the Fund’s published basket of securities (Deposit Securities) every 15 seconds (the “intraday indicative value” or “IIV”). The IIV is not a real-time update of the NAV per share of the Fund because the IIV may not be calculated in the same manner as the NAV. For example, the calculation of the NAV may be subject to fair valuation at different prices than those used in the calculations of the IIV and, unlike the calculation of NAV, the IIV does not take into account Fund expenses. For securities traded outside of the United States, the IIV calculations are based on local market prices and may not reflect events that occur
11

Risk Factors

subsequent to the local market’s close which could affect premiums and discounts between the IIV and the market price of the Fund’s shares. In addition, the IIV is based on the published Deposit Securities and not on the Fund’s actual holdings. The Fund, the Adviser, and their affiliates are not involved in, or responsible for, any aspect of the calculation or dissemination of the IIV and make no warranty as to the accuracy of these calculations.
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Tax-Efficiency Risk — Redemptions of shares may be effected for cash, rather than in kind, which means that the Fund may need to sell portfolio securities in order to complete an in-cash redemption, and may recognize net gains on these sales. As a result, investments in the shares may be less tax-efficient than investments in ETFs that redeem solely or principally in kind, and the Fund may pay out higher annual capital gain distributions than if the in-kind redemption process was used.
Free Cash Flow Risk — While positive free cash flow indicates a company’s ability to generate sufficient revenue to maintain operations and potentially return value to shareholders, there may be periods when investing in companies with high free cash flows is out of favor, and during which the investment performance of a fund investing in companies with high free cash flows may underperform the market more generally. In addition, there is a risk that a company may suffer reduced free cash flow generation due to changes in market conditions, industry disruptions, or company-specific factors. Moreover, an anticipated acceleration of a company’s free cash flows may not occur.
Index Risk — The Fund attempts to track the performance of a specific index. An index is an unmanaged group of securities whose overall performance is used as a standard to measure investment performance of a particular market. The Fund will be negatively affected by general declines in the securities and asset classes represented in the Index. In addition, because the Fund is not “actively” managed, unless a specific security is removed from the Index, the Fund generally would not sell a security because the security’s issuer was in financial trouble. The Fund also does not attempt to take defensive positions under any market conditions, including declining markets. Therefore, the Fund’s performance could be lower than funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline or a decline in the value of one or more issuers. Additionally, the Fund typically will not match the performance of its index because the performance of its Index does not factor in the costs of buying, selling, and holding stocks or other operating expenses and costs of the Fund.
Large-Capitalization Stock Risk — Large-capitalization companies tend to compete in mature product markets and typically do not experience the level of sustained growth of smaller companies and companies competing in less mature product markets. Large-capitalization companies may be unable to respond as quickly as smaller companies to competitive challenges or changes in business, product, financial, or other market conditions. For these and other reasons, a fund that invests in large-capitalization companies may underperform other stock funds (such as funds that focus on the stocks of small- and medium-capitalization companies) when stocks of large-capitalization companies are out of favor.
Large Shareholder Risk — The Fund, like all investment companies, pools the investments of many investors. Actions by one shareholder or multiple shareholders may have an impact on the Fund and, therefore, indirectly on other shareholders. For example, significant levels of new investments in the Fund by shareholders may cause the Fund to have more cash than would otherwise be the case, which might have a positive or negative impact on Fund performance. Similarly, redemption activity might cause the Fund to sell portfolio securities, which may increase transaction costs and might generate a capital gain or loss, or cause it to borrow funds on a short-term basis to cover redemptions, which would cause the Fund to incur costs that, in effect, would be borne by all shareholders and not just the redeeming shareholders. Shareholder purchase and redemption activity also may affect the per share amount of the Fund's distributions of its net investment income and net realized capital gains, if any, thereby affecting the tax burden on the Fund's shareholders subject to federal income tax, and/or
12

Risk Factors

accelerate the realization of taxable income and cause the Fund to make taxable distributions to its shareholders earlier than the Fund otherwise would have. In addition, under certain circumstances, non-redeeming shareholders may be treated as receiving a disproportionately large taxable distribution during or with respect to such tax year. To the extent a larger shareholder (including, for example, an affiliated fund that operates as a fund-of-funds or 529 college savings plan) is permitted to invest in the Fund, the Fund may experience large inflows or outflows of cash from time to time. This activity could magnify these adverse effects on the Fund.
Liquidity Risk — Liquidity risk exists when particular investments cannot be disposed of quickly in the normal course of business. The ability of the Fund to dispose of such investments or other instruments at advantageous prices may be greatly limited. Market values for illiquid investments may not be readily available, and there can be no assurance that any fair value assigned to an illiquid investment at any time will accurately reflect the price the Fund might receive upon the sale of that investment. Adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer, including rising interest rates, may adversely affect the liquidity of a Fund’s investments. The Fund may be required to sell a less liquid investment in accordance with changes to the Index. In such cases the sale proceeds received by the Fund may be substantially less than if the Fund had been able to sell the investments in more orderly transactions, and the sale price may be substantially lower than the price previously used by the Fund to value the investments for purposes of determining the Fund’s net asset value. The Fund may not achieve a high correlation with the Index. In addition, the Fund, by itself or together with other accounts managed by the Adviser, may hold a position in an investment that is large relative to the typical trading volume for that investment, which can make it difficult for a Fund to dispose of the position at an advantageous time or price.
Market Risk — Stock market risk refers to the fact that stock (equity securities) prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company’s financial condition and factors affecting the market in general. Over time, the stock market tends to move in cycles, with periods when stock prices rise, and periods when stock prices decline. A slower-growth or recessionary economic environment could have an adverse effect on stock prices. Consequently, a broad-based market drop may also cause a stock’s price to fall. Portfolio securities may also decline in value due to factors affecting securities markets generally, such as real or perceived adverse economic, political, or regulatory conditions, inflation, changes in interest or currency rates or adverse investor sentiment, or due to factors affecting particular industries represented in the securities markets, such as competitive conditions. Changes in the financial condition of a single issuer can impact a market as a whole, and adverse market conditions may be prolonged and may not have the same impact on all types of securities. In addition, the markets may not favor a particular kind of security, including equity securities. Values of securities may fall due to factors affecting a particular issuer, industry, or the securities market as a whole.
Market turmoil may be reflected in perceptions of economic uncertainty, price volatility in the equity and debt markets, and fluctuating trading liquidity. In response, governments may adopt a variety of fiscal and monetary policy changes, including but not limited to, direct capital infusions into companies, new monetary programs, and lower interest rates. These policies may not be successful and any unexpected or quick reversal of these policies could increase volatility in the equity and debt markets. Market conditions and economic risks could have a significant effect on domestic and international economies and could add significantly to the risks of increased volatility and decreased liquidity for the Fund's portfolio.
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Geopolitical/Natural Disaster Risk — Global economies and financial markets are increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely affect issuers in another country or region. Geopolitical and other risks, including war, economic sanctions, currency controls or other actions by countries or international bodies, terrorism, trade disputes, embargoes, political or economic dysfunction within some nations, public health crises and related geopolitical events, as well as environmental disasters such as
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Risk Factors

earthquakes, fires, and floods, may add to instability in world economies and markets generally. Changes in trade policies and international trade agreements could affect the economies of many countries in unpredictable ways. Epidemics and/or pandemics, such as the coronavirus (or COVID-19), may result in, among other things, closing borders, disruptions to healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and consumer activity, as well as general concern and uncertainty. The impact may be short-term or may last for extended periods.
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Information Technology and Operational Risk — Markets and market participants are increasingly reliant upon both publicly available and proprietary information data systems. Data imprecision, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at large. The information technology and other operational systems upon which the Fund’s service providers rely may be subject to cyber attack or other technological disruptions, and could otherwise disrupt the ability of these service providers to perform essential tasks for the Fund. In certain cases, an exchange or market may close or issue trading halts on either specific securities or even the entire market, which may result in the Fund being, among other things, unable to buy or sell certain securities or financial instruments or accurately price its investments.
Passive Investment Risk/Index Risk — The Fund is not actively managed and may be affected by a general decline in market segments related to the Index. The Fund invests in securities included in, or representative of securities included in, the Index, regardless of their investment merits. The Fund does not take defensive positions under any market conditions, including conditions that are adverse to the performance of the Fund, unless such defensive positions are also taken by the Index. There is no assurance that the Index will be compiled or calculated accurately.
Rebalancing Risk — In purchasing and selling securities to rebalance its portfolio, the Fund will pay more in brokerage commissions than it would without a rebalancing policy. As a result of the need to rebalance, the Fund also has less flexibility in the timing of purchases and sales of securities than it would otherwise, and the rebalancing may result in high portfolio turnover. While we will attempt to minimize any adverse impact to the Fund or its shareholders, the Fund may have a higher proportion of capital gains and a lower return than a fund that does not have a rebalancing policy. Errors in index data, index computations or the construction of the index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on a Fund and its shareholders.
Regulatory Risk — The Fund is subject to regulatory risk, which is the risk that legislative, regulatory, or tax policies or developments may have an adverse impact on the value of the Fund’s investments and the Fund’s NAV.
Tracking Error Risk — Tracking error is the divergence of the Fund’s performance from that of the Index. The performance of the Fund may diverge from that of its Index for a number of reasons, such as the use of representative sampling (if applicable), transaction costs, the Fund’s holding of cash, differences in accrual of dividends, changes to the Index, tax considerations, rebalancing, or new or existing regulatory requirements. Unlike the Fund, the returns of the Index are not reduced by investment and other operating expenses, including the trading costs associated with implementing changes to its portfolio of investments. Tracking error risk may be heightened during times of market volatility or other unusual market conditions. To the extent that the Fund calculates its NAV based on fair value prices and the value of the Index is based on securities’ closing prices (i.e., the value of the Index is not based on fair value prices), the Fund’s ability to track the Index may be adversely affected. For tax efficiency purposes, the Fund may sell certain securities to realize losses, which will result in a deviation from the Index.
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Risk Factors

Valuation Risk — The sale price the Fund could receive for a security may differ from the Fund’s valuation of the security and may differ from the value used by its index, particularly for securities that trade in low volume or volatile markets or that are valued using a fair value methodology as a result of trade suspensions or for other reasons. Because non-U.S. exchanges may be open on days when the Fund does not price its shares, the value of the securities or other assets in the Fund’s portfolio may change on days or during time periods when shareholders will not be able to purchase or sell the Fund’s shares. In addition, for purposes of calculating the Fund’s NAV, the value of assets denominated in non-U.S. currencies is converted into U.S. dollars using prevailing market rates on the date of valuation as quoted by one or more data service providers. This conversion may result in a difference between the prices used to calculate the Fund’s NAV and the prices used by the Fund’s index, which, in turn, could result in a difference between the Fund’s performance and the performance of its index. Authorized Participants who purchase or redeem Fund shares on days when the Fund is holding fair-valued securities may receive fewer or more shares, or lower or higher redemption proceeds, than they would have received had the Fund not fair-valued securities or used a different valuation methodology. The Fund relies on various sources to calculate its NAV. The information may be provided by third parties that are believed to be reliable, but the information may not be accurate due to errors by such pricing sources, technological issues, or otherwise.
Value Risk — Value investing entails investing in securities that are inexpensive relative to other securities based on ratios such as price to earnings or price to book. There may be periods when value investing is out of favor, and during which the investment performance of a fund using a value strategy may suffer. In addition, value stocks are subject to the risk that their intrinsic value may never be realized in the market.
Additional Risk Factors. The Adviser may use several types of investment strategies in pursuing the Fund's overall investment objective. The following risks are those that the Adviser does not consider to be principal risks of the Fund. Additional risks are included in the Fund's SAI.
Investment Company Risk — The Fund’s ability to achieve its investment objective may be directly related to the ability of the underlying any funds (including ETFs) held by the Fund to meet their investment objectives. In addition, shareholders of the Fund will indirectly bear the fees and expenses of the underlying investment companies. Underlying investment vehicles are subject to investment advisory and other expenses, which will be indirectly paid by the Fund. Lack of liquidity in an ETF could result in an ETF being more volatile than the underlying portfolio of securities.
Mid-Capitalization Stock Risk — Investments in mid-capitalization companies involve greater risks than those associated with larger, more established companies. Stock prices of mid-capitalization companies may be more volatile than those of large-capitalization companies, and, therefore, the Fund’s share price may be more volatile than that of funds that invest a larger percentage of their assets in stocks issued by large-capitalization companies. Stock prices of mid-capitalization companies are also more vulnerable than those of large-capitalization companies to adverse business or economic developments, and the stocks of mid-capitalization companies may be less liquid than those of large-capitalization companies, making it more difficult for the Fund to buy and sell shares of mid-capitalization companies. In addition, mid-capitalization companies generally have less diverse product lines than large-capitalization companies and are more susceptible to adverse developments related to their products.
15

Risk Factors

Securities Lending Risk — The risk in lending portfolio securities, as with other extensions of credit, consists of the possibility of loss to the Fund due to (i) the inability of the borrower to return the securities, (ii) a delay in receiving additional collateral to adequately cover any fluctuations in the value of securities on loan, (iii) a delay in recovery of the securities, or (iv) the loss of rights in the collateral should the borrower fail financially. These events could trigger adverse tax consequences for the Fund. In addition, the Fund is responsible for any loss that might result from its investment of the borrower’s collateral. In determining whether to lend securities, the Adviser or the Fund's securities lending agent will consider relevant facts and circumstances, including the creditworthiness of the borrower.
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Organization and Management of the Fund

The Fund's Board of Trustees has the overall responsibility for overseeing the management of the Fund.
The Investment Adviser
The Adviser serves as the investment adviser to each of the Victory Funds pursuant to an investment advisory agreement. The Adviser oversees the operations of the Fund according to investment policies and procedures adopted by the Board of Trustees. The Adviser is a New York corporation that is registered as an investment adviser with the Securities and Exchange Commission (“SEC”). As of September 30, 2023 the Adviser managed and advised assets totaling in excess of $153.5 billion for individual and institutional clients. The Adviser’s principal address is 15935 La Cantera Parkway, San Antonio, TX 78256.
A discussion regarding the basis of the Board’s approval of the Fund's Advisory Agreement is available in the Fund's most recent annual report to shareholders for the period ended June 30.
The Adviser is a diversified global asset manager comprised of multiple investment teams, referred to as investment franchises, each of which utilizes an independent approach to investing. The Adviser’s Victory Solutions platform oversees its rules-based investment strategies and is responsible for the day-to-day investment management of the Fund.
For its services, the Adviser will be paid advisory fees, before waivers, at an annual rate of 0.35% of the average daily net assets of the Fund.
See “Fund Fees and Expenses” for information about any contractual agreement by the Adviser to waive fees and/or reimburse expenses with respect to the Fund. From time to time, the Adviser also may voluntarily waive fees and/or reimburse expenses in amounts exceeding those required to be waived or reimbursed under any contractual agreement that may be in place with respect to the Fund.
Portfolio Management
Mannik Dhillon serves as President, VictoryShares and Solutions, for the Adviser. From 2015-2017, he served as the Adviser’s Head of Investment Solutions, Product, and Strategy. From 2010 to 2015, Mr. Dhillon served as a managing director and head of manager research with Wilshire Associates, where he evaluated asset managers and led strategic consulting engagements. Mr. Dhillon is a CFA and CAIA® charterholder.
Lance Humphrey is a Senior Portfolio Manager for VictoryShares and Solutions and has co-managed the Fund since its inception. Mr. Humphrey has 16 years of investment experience, 12 of which were with USAA Asset Management Company (“AMCO”), which Victory Capital acquired in 2019. He received a B.A. in Finance from Texas State University. He holds the CFA designation and is a member of the CFA Society of San Antonio.
The Fund's SAI provides additional information about the portfolio managers' method of compensation, other accounts they manage and any ownership interests they may have in the Fund.
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Investing with Victory

Share Price

The net asset value (“NAV”) of the Fund generally is determined at 4:00 p.m. (Eastern Time) on each day the New York Stock Exchange (“NYSE”) is open for business. In the event of an emergency or other disruption in trading on the NYSE, the Fund’s NAV will be determined based upon the close of the NYSE. The NAV is computed by determining the aggregate market value of all assets of the Fund, less its liabilities, divided by the total number of shares outstanding.
NAV=	Total Assets - Liabilities
Number of Shares Outstanding
The NAV takes into account the expenses and fees of the Fund, including management, administration, and distribution fees (if any), which are accrued daily. The determination of NAV for the Fund for a particular day is applicable to all applications for the purchase of shares, as well as all requests for the redemption of shares, received by the Fund (or an authorized broker or agent, or its authorized designee) before the close of trading on the NYSE on that day. The NYSE is closed on weekends, most national holidays, and Good Friday.
Generally, the Fund's investments are valued each day at the last quoted sales price on each investment’s primary exchange. Investments traded or dealt in upon one or more exchanges (whether domestic or foreign) for which market quotations are readily available and not subject to restrictions against resale shall be valued at the last quoted sales price on the primary exchange or, in the absence of a sale on the primary exchange, at the last bid on the primary exchange. Securities primarily traded in the National Association of Securities Dealers’ Automated Quotation System (“Nasdaq”) National Market System for which market quotations are readily available shall be valued using the Nasdaq Official Closing Price. If market quotations are not readily available, investments will be valued at their fair market value as determined in good faith by the Adviser in accordance with procedures approved by the Board and evaluated by the Board as to the reliability of the fair value method used. In these cases, the Fund’s NAV will reflect certain portfolio investments’ fair value rather than their market price. Fair value pricing involves subjective judgments and it is possible that the fair value determined for an investment is materially different than the value that could be realized upon the sale of that investment. The fair value prices can differ from market prices when they become available or when a price becomes available.
The Fund may use independent pricing services to assist in calculating the value of the Fund’s securities or other assets. In addition, market prices for foreign securities are not determined at the same time of day as the NAV for the Fund. In computing the NAV, the Fund values foreign securities held by the Fund at the latest closing price on the exchange in which they are traded immediately prior to closing of the NYSE. Prices of foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates. The value of the Fund’s securities may change on days when shareholders are not able to purchase and redeem the Fund’s shares if the Fund has portfolio securities that primarily are traded in foreign markets that are open on weekends or other days when the Fund does not price its shares. If events materially affecting the value of a security in the Fund’s portfolio, particularly foreign securities, occur after the close of trading on a foreign market but before the Fund prices its shares, the security will be valued at fair value. For example, if trading in a portfolio security is halted and does not resume before the Fund calculates its NAV, the Adviser may need to price the security using the Fund’s fair value pricing guidelines. Without a fair value price, short-term traders could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors. Fair valuation of the Fund’s portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of the Fund’s NAV by short-term traders. The determination of fair value involves subjective
18

Share Price

judgments. As a result, using fair value to price a security may result in a price materially different from the prices used by other funds to determine NAV, or from the price that may be realized upon the actual sale of the security.
With respect to any portion of the Fund’s assets that are invested in one or more open-end management investment companies registered under the Investment Company Act of 1940, as amended (“1940 Act”), the Fund’s NAV is calculated based upon the NAVs of those open-end management investment companies, and the prospectuses for these companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.
Short-term debt obligations with remaining maturities in excess of 60 days are valued at current market prices, as discussed above. Short-term debt obligations with 60 days or less remaining to maturity are, unless conditions indicate otherwise, amortized to maturity based on their cost to the Fund if acquired within 60 days of maturity or, if already held by the Fund on the 60th day, based on the value determined on the 61st day.
Premium/Discount Information
Since investors will buy and sell shares of the Fund in secondary market transactions through brokers at market prices, the Fund's shares will trade at market prices. The market price of shares may be greater than, equal to, or less than NAV. Market forces of supply and demand, economic conditions and other factors may affect the trading prices of shares of the Fund.
For recent information about the Fund, including the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads visit vcm.com.
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How to Buy and Sell Shares

Shares of the Fund will be listed for trading on the Exchange under the ticker symbol listed on the cover of this Prospectus. Share prices are reported in dollars and cents per share. Shares can be bought and sold on the secondary market throughout the trading day like other publicly traded shares, and shares typically trade in blocks of less than a Creation Unit. There is no minimum investment required. Shares may only be purchased and sold on the secondary market when the Exchange is open for trading.
When buying or selling shares through a broker, you will incur customary brokerage commissions and charges. The commission is often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell smaller amounts of shares. You may also pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction. The spread varies over time for shares of the Fund based on the Fund’s trading volume and market liquidity, and is generally lower if the Fund’s shares have more trading volume and market liquidity and higher if the Fund’s shares have little trading volume and market liquidity.
Only an Authorized Participant (“AP”) may engage in creation or redemption transactions directly with the Fund. The Fund's APs are institutions and large investors, such as market makers or other large broker-dealers, which have entered into a Participation Agreement with the Fund's distributor to undertake the responsibility of obtaining or selling the underlying assets needed to purchase or redeem, respectively, Creation Units of the Fund. APs may acquire shares directly from the Fund, and APs may tender their shares for redemption directly to the Fund, at NAV per share only in large blocks, or Creation Units, of 10,000 shares. Purchases and redemptions directly with the Fund must follow the Fund's procedures, which are described in the SAI.
The Fund may liquidate and terminate at any time without shareholder approval.
Share Trading Prices
The trading prices of the Fund’s shares in the secondary market generally differ from the Fund’s daily NAV and are affected by market forces such as the supply of and demand for shares and shares of underlying investments held by the Fund, economic conditions, and other factors. Information regarding the intraday indicative value (“IIV”) of the Fund will be disseminated every 15 seconds throughout the trading day by the national securities exchange on which the Fund’s shares are primarily listed or by market data vendors or other information providers. The IIV is based on the current market value of the securities and/or cash included in the Fund’s published basket of securities. However, the IIV should not be viewed as a “real-time” update of the NAV per share of the Fund because the approximate value may not be calculated in the same manner as the NAV, which is computed once a day, generally at the end of the business day. The IIV does not necessarily reflect the precise composition of the current portfolio of securities and instruments held by the Fund at a particular point in time or the best possible valuation of the current portfolio. For example, the calculation of the NAV may be subject to fair valuation at different prices than those used in the calculations of the IIV and, unlike the calculation of NAV, the IIV may not reflect estimated accrued interest, dividends and other income, or Fund expenses. The IIV generally is determined by using both current market quotations and/or price quotations obtained from broker-dealers that may trade in the portfolio securities and instruments included in the Fund’s IIV basket. The quotations of certain Fund holdings may not be updated during U.S. trading hours if such holdings do not trade in the United States. The Fund is not involved in, or responsible for, the calculation or dissemination of the approximate value of the shares and the Fund does not make any warranty as to the accuracy of these values.
20

How to Buy and Sell Shares

Book Entry
Shares are held in book entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding shares of the Fund and is recognized as the owner of all shares for all purposes.
Investors owning shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book entry or “street name” form.
Frequent Purchases and Redemptions of Fund Shares
The Fund’s shares can only be purchased and redeemed directly from the Fund by APs in Creation Units. Direct trading by APs is critical to ensuring that the Fund’s shares trade at or close to NAV. The cash to be contributed to (or received from) the Fund in connection with a Creation Unit generally is negligible compared to the total amount of the trade. The Fund with exposure to non-U.S. securities employs fair valuation pricing to minimize arbitrage opportunities that attempt to exploit the differences between a security’s market quotation and its fair value. In addition, the Fund impose transaction fees on purchases and redemptions of shares to cover the custodial and other costs incurred by the Fund in effecting trades. These fees increase if an investor substitutes cash in part or in whole for securities, reflecting the fact that the Fund’s trading costs increase in those circumstances.
Trading of the Fund’s shares by individual shareholders occurs on the secondary market. Because the secondary market trades do not directly involve the Fund, it is unlikely those trades would cause the harmful effects of market timing, including dilution, disruption of portfolio management, increases in the Fund’s trading costs and the realization of capital gains.
Given this structure, the Board has determined that it is not necessary to monitor for frequent in-kind purchases and redemptions of shares or market timing activity by the APs or on the shares’ secondary market.
Other Payments to Financial Intermediaries
If you purchase Fund shares through an investment professional, a broker dealer, or other financial intermediary, the Fund may pay for sub-transfer agent, recordkeeping and/or similar administrative services. In addition, Victory Capital (and its affiliates) may make substantial payments out of its own resources, including the profits from the advisory fees Victory Capital receives from the Fund, to affiliated and unaffiliated dealers or other investment professionals and service providers for distribution, administrative and/or shareholder servicing activities. Victory Capital also may reimburse the distributor (or the distributor’s affiliates) for making these payments. Some of these distribution-related payments may be made to dealers or other investment professionals for marketing, promotional or related expenses; these payments are often referred to as “revenue sharing.” In some circumstances, these types of payments may create an incentive for a dealer or investment professional or its representatives to recommend or offer shares of the Fund to its customers. You should ask your dealer or investment professional for more details about any such payments it receives.
21

Distribution and Service Plan

The Fund has adopted a distribution and service plan (“Plan”) pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund is authorized to pay distribution fees to the distributor and other firms that provide distribution and shareholder services (“Service Providers”). If a Service Provider provides these services, the Fund may pay fees at an annual rate not to exceed 0.25% of average daily net assets, pursuant to Rule 12b-1 under the 1940 Act.
No distribution or service fees are currently paid by the Fund and there are no current plans to impose these fees. In the event Rule 12b-1 fees were charged, over time they would increase the cost of an investment in the Fund.
22

Distributions and Taxes

Unlike interests in conventional mutual funds, which typically are bought and sold from and to the fund only at closing NAVs, the Fund’s shares are traded throughout the day in the secondary market on a national securities exchange on an intra-day basis and are created and redeemed in-kind and/or for cash in Creation Units at each day’s next calculated NAV. In-kind arrangements are designed to protect ongoing shareholders from the adverse effects on the Fund’s portfolio that could arise from frequent cash redemption transactions. In a conventional mutual fund, redemptions can have an adverse tax impact on taxable shareholders if the mutual fund needs to sell portfolio securities to obtain cash to meet net fund redemptions. These sales may generate taxable gains for the ongoing shareholders of the mutual fund, whereas the shares’ in-kind redemption mechanism generally will not lead to a tax event for the Fund or its ongoing shareholders.
Taxes on Distributions
The Fund ordinarily declares and pays dividends from net investment income, if any, monthly, and net realized capital gains, if any, annually. The Fund may also pay a special distribution at the end of a calendar year to comply with U.S. federal tax requirements. Dividends from the Fund’s net long-term capital gains, if any, in excess of net short-term capital losses (capital gain dividends) that are properly designated as such are taxable to you as long-term capital gains (at the 20% maximum rate referred to above for non-corporate shareholders) regardless of how long you have held the Fund’s shares. Dividends from the Fund’s net investment income, including net short-term capital gains, if any, are taxable to you as ordinary income (other than qualified dividend income). Dividends from the Fund’s qualified dividend income (i.e., dividends received on stock of most domestic and certain foreign corporations), if any, that are properly designated as such are taxable to non-corporate shareholders at long-term capital gain rates, provided that the Fund and the shareholder satisfy certain holding period and other requirements. The Fund’s dividends also may be eligible for the dividends-received deduction allowed to corporations, subject to similar restrictions.
Distributions in cash may be reinvested automatically in additional whole shares only if the broker through whom you purchased shares makes such option available.
In general, your distributions are subject to U.S. federal income tax when they are paid, whether you take them in cash or reinvest them in the Fund (if that option is available). Distributions reinvested in additional shares of the Fund through the means of a dividend reinvestment service, if available, will be taxable to shareholders acquiring the additional shares to the same extent as if such distributions had been received in cash.
Distributions in excess of the Fund’s current and accumulated earnings and profits are treated as a tax-free return of capital to the extent of (and in reduction of) your basis in the shares and any excess amount will be treated as capital gain.
If the NAV at the time a shareholder purchases shares of the Fund reflects undistributed net investment income, recognized net capital gain, or unrealized appreciation in the value of the assets of the Fund, distributions of such amounts will be taxable to the shareholder in the manner described above, although such distributions economically constitute a return of capital to the shareholder.
As with any investment, you should consider how your investment in shares will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in shares.
Unless your investment in shares is made through a tax-exempt entity or tax-deferred retirement account, such as an individual retirement account, you need to be aware of the possible tax consequences when:
◼
The Fund makes distributions,
◼
You sell your shares listed on the Exchange, and
23

Distributions and Taxes

◼
You purchase or redeem Creation Units.
If you are a nonresident alien individual, foreign trust or estate, foreign corporation or foreign partnership, the Fund’s ordinary income dividends may be subject to a 30% U.S. withholding tax. See the section titled “TAXES—Foreign Shareholders” in the SAI for details.
Taxes on Exchange-Listed Share Sales
Any capital gain or loss realized upon a sale of shares is generally treated as long-term capital gain or loss if the shares have been held for more than one year and as short-term capital gain or loss if the shares have been held for one year or less. The ability to deduct capital losses from sales of shares may be limited.
A nonresident alien individual, foreign trust or estate, foreign corporation or foreign partnership is generally exempt from U.S. federal income or withholding tax on gains realized on the sale or other disposition of shares of the Fund.
Taxes on Purchase and Redemption of Creation Units
An AP who exchanges securities for Creation Units generally will recognize gain or loss equal to the difference between the market value of the Creation Units at the time of the exchange and the sum of the AP’s aggregate basis in the securities surrendered plus any cash it pays. An AP who exchanges Creation Units for securities will generally recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the sum of the aggregate market value of the securities received plus any cash equal to the difference between the NAV of the shares being redeemed and the value of the securities. The Internal Revenue Service (“Service”), however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing “wash sales” or for other reasons. Persons exchanging securities should consult their own tax advisor with respect to whether wash sale rules apply and when a loss might be deductible.
Any capital gain or loss realized on the purchase or redemption of Creation Units will generally be treated as long-term capital gain or loss if the securities surrendered to purchase the Creation Units or the Creation Units, as applicable, have been held for more than one year and as short-term capital gain or loss if the securities surrendered or the Creation Units, as applicable, have been held for one year or less.
If you purchase or redeem Creation Units, you will be sent a confirmation statement showing how many shares you purchased or sold and at what price. See “TAXES” in the SAI for a description of the requirement regarding basis determination methods applicable to share redemptions and the Fund’s obligation to report basis information to the Service.
Backup Withholding
By law, the Fund is required to withhold 24% of your distributions and proceeds if you have not provided the Fund with a correct Social Security number or other taxpayer identification number and in certain other situations.
24

Distributions and Taxes

Foreign Account Tax Compliance Act
Under the “Foreign Account Tax Compliance Act,” unless certain foreign entities comply with certain IRS requirements that generally require them to report information regarding U.S. persons investing in, or holding accounts with, such entities, a 30% U.S. withholding tax may apply to dividends paid by the Fund to such entities. See the section titled “TAXES—Foreign Shareholders” in the SAI for details.
Dividends and interest received by the Fund and capital gains recognized by the Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. You may be able to claim a credit or take a deduction for foreign taxes paid by the Fund if certain requirements are met.
The foregoing discussion summarizes some of the possible consequences under current federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. Consult your personal tax advisor about the potential tax consequences of an investment in the shares under all applicable tax laws.
25

Other Information

Investments by Investment Companies
Section 12(d)(1) of the 1940 Act restricts investments by investment companies in the securities of other investment companies, including shares of the Fund. Registered investment companies are permitted to invest in the Fund beyond the limits set forth in Section 12(d)(1) as permitted by any rules and regulations adopted under applicable law, including that such investment companies enter into an agreement with the Trust on behalf of the Fund.
Continuous Offering
The method by which Creation Units of shares are created and traded may raise certain issues under applicable securities laws. Because new Creation Units of shares are issued and sold by the Fund on an ongoing basis, a “distribution,” as such term is used in the Securities Act of 1933, as amended (the “Securities Act”), may occur at any point. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery requirement and liability provisions of the Securities Act.
For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the distributor, breaks them down into constituent shares and sells the shares directly to customers or if it chooses to couple the creation of a supply of new shares with an active selling effort involving solicitation of secondary market demand for shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a characterization as an underwriter.
Broker-dealer firms should also note that dealers who are not “underwriters” but are effecting transactions in shares, whether or not participating in the distribution of shares, are generally required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(a)(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker-dealer firms should note that dealers who are not “underwriters” but are participating in a distribution (as contrasted with engaging in ordinary secondary market transactions) and thus dealing with the shares that are part of an overallotment within the meaning of Section 4(a)(3)(C) of the Securities Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the Securities Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the Securities Act is only available with respect to transactions on a national exchange.
Dealers effecting transactions in the Fund's shares, whether or not participating in this distribution, are generally required to deliver a Prospectus. This is in addition to any obligation of dealers to deliver a Prospectus when acting as underwriters.
Portfolio Holdings Disclosure
A description of the Fund policies regarding disclosure of the securities in the Fund’s portfolio is found in the Statement of Additional Information. The Fund’s portfolio is disclosed daily on the Fund's website at www.VictorySharesLiterature.com. Shareholders may also request portfolio holdings schedules at no charge by calling toll free 1-866-376-7890.
26

Other Information

Shareholder Communications
In order to eliminate duplicate mailings to an address at which two or more shareholders with the same last name reside, the Victory Funds may send only one copy of any shareholder reports, proxy statements, prospectuses and their supplements, unless you have instructed us to the contrary. You may request that the Victory Funds send these documents to each shareholder individually by calling the Victory Funds at 1-866-376-7890, and they will be delivered promptly.
While this Prospectus and the SAI of the Trust describe pertinent information about the Trust and the Fund, neither this Prospectus nor the SAI represents a contract between the Trust or the Fund and any shareholder.
Other Disclosures
Victory Capital means Victory Capital Management Inc., the investment adviser of the VictoryShares ETFs. VictoryShares ETFs are distributed by Foreside Fund Services, LLC (Foreside). Foreside is a member of FINRA. Victory Capital is not affiliated with Foreside.
27

Financial Highlights

The following financial highlights tables reflect historical information about shares of the Fund and are intended to help you understand the Fund’s financial performance for the period of the Fund’s operations.
Certain information shows the results of an investment in one share of the Fund. To the extent the Fund invests in other funds, the Total Annual Operating Expenses included in the Fund’s Fees and Expenses table may not correlate to the ratio of expenses to average net assets in the financial highlights below. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).
The information presented has been audited by Cohen & Company, Ltd., the Fund's independent registered public accounting firm, whose report, along with the Fund's financial statements, are included in the Fund's annual report to shareholders, which is available upon request.
28

VictoryShares Free Cash Flow ETF
6/22/23(a) through 6/30/23
Net Asset Value, Beginning of Period	$25.00
Investment Activities:
Net investment income (loss)(b)	0.01
Net realized and unrealized gains (losses)	0.39
Total from Investment Activities	0.40
Net Asset Value, End of Period	$25.40
Total Return(c),(d)	1.59%
Ratios to Average Net Assets:
Net Expenses(e),(f)	0.35%(g)
Net Investment Income (Loss)(e)	2.30%
Gross Expenses(e),(f)	2.27%
Supplemental Data:
Net Assets at end of period (000's)	$44,700
Portfolio Turnover(c),(h)	—%
(a)
Commencement of operations.
(b)
Per share net investment income (loss) has been calculated using the average daily shares method.
(c)
Not annualized for periods less than one year.
(d)
Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. Generally Accepted Accounting Principles and could differ from the reported return.
(e)
Annualized for periods less than one year.
(f)
Does not include acquired fund fees and expenses, if any.
(g)
Includes impact of voluntary waivers. Without these voluntary waivers, the net expense ratio would have been at the contractual cap.
(h)
Excludes impact of in-kind transactions.
29

Appendix

The Exchange
Shares are not sponsored, endorsed, or promoted by the Exchange. The Exchange makes no representation or warranty, express or implied, to the owners of the shares or any member of the public regarding the ability of the Fund to track the total return performance of their respective Index or the ability of each Index identified herein to track stock market performance. The Exchange is not responsible for, nor has it participated in, the determination of the compilation or the calculation of each Index, nor in the determination of the timing of, prices of, or quantities of the shares to be issued, nor in the determination or calculation of the equation by which the shares are redeemable. The Exchange has no obligation or liability to owners of the shares in connection with the administration, marketing, or trading of the shares.
The Exchange does not guarantee the accuracy and/or the completeness of each Index or the data included therein. The Exchange makes no warranty, express or implied, as to results to be obtained by the Trust on behalf of the Fund's, owners of the shares, or any other person or entity from the use of each Index or the data included therein.
The Exchange makes no express or implied warranties, and hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to the Index or the data included therein. Without limiting any of the foregoing, in no event shall the Exchange have any liability for any lost profits or indirect, punitive, special, or consequential damages even if notified of the possibility thereof.
VettaFi LLC Indexes
The VettaFi US Equity Large/Mid-Cap 1000 Index is the property of VettaFi LLC and has been licensed for use by Victory Capital Management Inc. (“Victory Capital”) in connection with the Victory U.S. Large Cap Free Cash Flow Index (the “Index”).
The Fund is not issued, sponsored, endorsed, sold, or promoted by VettaFi LLC or its affiliates (collectively, “VettaFi”) or any of its index calculations agents, if any. VettaFi makes no representation or warranty, express or implied, to the purchasers or owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the Index to track general market performance. VettaFi is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Fund to be issued. VettaFi has no obligation or liability in connection with the issuance, administration, marketing, or trading of the Fund.
Neither VettaFi nor any of its index calculation agents, if any, guarantee the accuracy and/or completeness of the Index or any data included therein and neither VettaFi nor its agents shall have any liability for any errors, omissions, interruptions, or defects therein. VettaFi makes no warranty, express or implied, representations or promises, as to results to be obtained by Victory Capital or any other person or entity from the use of the Index or any data included therein. VettaFi makes no express or implied warranties, representations or promises, regarding the originality, merchantability, suitability, or fitness for a particular purpose or use with respect to the Index or any data included therein. Without limiting any of the foregoing, in no event shall VettaFi or its index calculation agents, if any, have any liability for any direct, indirect, special, incidental, punitive, consequential, or other damages (including lost profits), even if notified of the possibility of such damages.
30

VS-FCFETF-PRO (11/23)
By mail:
VictoryShares
4900 Tiedeman Road, 4th Floor
Brooklyn, OH 44144

4900 Tiedeman Road,
4th Floor
Brooklyn, OH 44144
Statement of Additional Information (SAI): The SAI contains more information about the Fund's operations, investment restrictions, policies, and practices. The SAI is incorporated by reference into this Prospectus, which means that it is legally part of this Prospectus, even if you do not request a copy.
Annual and Semi Annual Reports: Annual and semi annual reports contain more information about the Fund's investments and the market conditions and investment strategies that significantly affected the Fund's performance during the most recent fiscal period.
How to Obtain Information: You may obtain a free copy of the SAI or annual and semi annual reports, and ask questions about the Fund or your accounts, online at VictorySharesLiterature.com, by contacting the Fund at the following address or telephone number, or by contacting your financial intermediary.
By telephone:
Call VictoryShares at
866-376-7890
You also can get information about the Fund (including the SAI and other reports) from the Securities and Exchange Commission (SEC) on the SEC’s Edgar database at sec.gov, or after paying a duplicating fee, by electronic request sent to the following e-mail address: publicinfo@sec.gov.
Investment Company Act File Number 811-22696

November 1, 2023
Prospectus
VictoryShares Core Plus Intermediate Bond ETF (UBND)
(formerly VictoryShares ESG Core Plus Bond ETF)
VictoryShares Corporate Bond ETF (UCRD)
(formerly VictoryShares ESG Corporate Bond ETF)
Listed and traded on:
The Nasdaq Stock Market LLC
The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.
VictorySharesLiterature.com
866-376-7890

VictoryShares Core Plus Intermediate Bond ETF Summary
Investment Objective
The VictoryShares Core Plus Intermediate Bond ETF (the “Fund”) seeks high current income without undue risk to principal.
Fund Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Shareholder Fees (paid directly from your investment)	None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.35%
Other Expenses	0.10%
Total Annual Fund Operating Expenses	0.45%
Fee Waiver/Expense Reimbursement[1]	(0.05)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement[1]	0.40%
1
Victory Capital Management Inc. (the “Adviser”) has contractually agreed to waive its management fee and/or reimburse expenses so that the total annual fund operating expenses (excluding certain items such as interest, taxes, and brokerage commissions) do not exceed 0.40% through at least October 31, 2024. The Adviser is permitted to recoup advisory fees waived and expenses reimbursed for up to three years after the date of the waiver or reimbursement, subject to the lesser of any operating expense limits in effect at the time of (a) the original waiver or expense reimbursement; or (b) the recoupment, after giving effect to the recoupment amount. This agreement may only be terminated by the Fund’s Board of Trustees.
Example:
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that (1) you invest $10,000 in the Fund for the time periods indicated and then sell or continue to hold all of your shares at the end of the period, (2) your investment has a 5% return each year, and (3) the Fund’s operating expenses remain the same. The amounts shown reflect any fee waiver/expense reimbursement in place through its expiration date. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$41	$139	$247	$562
Portfolio Turnover:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover will generally indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund’s performance. For the most recent fiscal period, the Fund’s portfolio turnover rate was 60% of the average value of its portfolio.
1

VictoryShares Core Plus Intermediate Bond ETF Summary
Principal Investment Strategy
Under normal circumstances, the Fund invests at least 80% of its assets in debt securities and in derivatives and other instruments that have economic characteristics similar to such securities. The Fund primarily invests in securities that have a dollar-weighted average portfolio maturity between three to 10 years. The debt securities in which the Fund may invest include government obligations (including U.S., state, and local governments, their agencies and instrumentalities); mortgage- and asset-backed securities (including collateralized debt obligations and collateralized mortgage obligations); corporate debt securities; repurchase agreements; and other securities believed to have debt-like characteristics.
Up to 65% of the Fund’s assets may be invested in corporate bonds. The Fund will invest primarily in investment-grade securities, but may invest up to 20% of its net assets in below-investment-grade securities, which are sometimes referred to as high-yield or “junk” bonds. The Fund may invest up to 20% of its net assets in U.S. dollar-denominated obligations of foreign and emerging market governments, corporations, and banks (i.e., Yankee Bonds). The Fund also may invest in securities not considered foreign securities that carry foreign credit exposure (e.g., any debt of a foreign company issued in U.S. dollars).
The Adviser uses a proprietary credit rating methodology in selecting investments for the Fund.
The Adviser’s credit rating methodology includes, in addition to the portfolio management team’s insights and experience, a number of proprietary credit rating models specific to asset class and industry categories. The Adviser uses these models to assess the credit risk of prospective securities for inclusion in the portfolio. The result of the credit assessment is the assignment of an internal credit rating. The same credit rating methodology is used both in initiating the prospective security’s internal credit rating and in the regular and periodic reviews conducted while the security is held.
In applying its investment process, the Fund may also engage in relative value trading, a strategy in which the Fund reallocates assets across different asset classes, sectors, rating categories, structural characteristics, and issuers. Relative value trading is designed to take advantage of what the Adviser believes to be mispricing in the market and is intended to enhance the Fund’s returns, though it may increase the Fund’s portfolio turnover rate.
The Fund may use futures, including U.S. Treasury futures, to manage duration (e.g., the Adviser may buy or sell U.S Treasury futures to bring the Fund’s duration closer to the duration of the Fund’s benchmark), increase or decrease its exposure to changing security prices or other factors that affect security values, enhance income, hedge against certain risks, or keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to a market.
Principal Risks of Investing in the Fund
The Fund’s investments are subject to the following principal risks:
Debt Securities or Bond Risk — The Fund is subject to the risk that the market value of the bonds in the Fund’s portfolio will fluctuate because of changes in interest rates, changes in the supply of and demand for debt securities, and other market factors. Bond prices generally are linked to the prevailing market interest rates. In general, when interest rates rise, bond prices typically fall; conversely, when interest rates fall, bond prices typically rise. The price volatility of a bond also depends on its duration, which is a measure of a bond’s sensitivity to a change in interest rates. Generally, the longer the duration of a bond, the greater is its sensitivity to interest rates. To compensate investors for this higher interest rate risk, bonds with longer durations generally offer higher yields than bonds with shorter durations. Should the U.S. Federal Reserve raise interest rates, the Fund may be subject to risks associated with rising interest rates. The fixed-income securities in the Fund’s portfolio also are subject to credit risk, which is the possibility that an issuer of a fixed-income security cannot make timely interest and principal payments on its securities or that
2

VictoryShares Core Plus Intermediate Bond ETF Summary
negative market perceptions of the issuer’s ability to make such payments will cause the price of that security to decline. The Fund accepts some credit risk as a recognized means to enhance an investor’s return.
High-Yield Bond Risk — Fixed-income securities rated below investment grade, also known as “junk” or high-yield bonds, generally entail greater credit and liquidity risk than investment-grade securities. Their prices also may be more volatile, especially during economic downturns and financial setbacks or liquidity events. The Fund’s value could be hurt by price declines due to actual or perceived changes in an issuer’s ability to make such payments. These securities are considered by the major rating agencies to be predominantly speculative with respect to the issuer’s continuing ability to pay principal and interest, and they carry a greater risk that the issuer of such securities will default on the timely payment of principal and interest. Issuers of securities that are in default or have defaulted may fail to resume principal or interest payments, in which case the Fund may lose its entire investment. The creditworthiness of issuers of these securities may be more complex to analyze than that of issuers of investment-grade debt securities, and the overreliance on credit ratings may present additional risks.
Asset-Backed and Mortgage-Backed Securities Risk — Mortgage- and asset-backed securities (“MBS” or “ABS,” respectively) differ from conventional debt securities because principal is paid back over the life of the security rather than at maturity. MBS and ABS are subject to prepayment or call risk, which is the risk that a borrower’s payments may be received earlier than expected due to changes in prepayment rates on underlying loans. As a result, the Fund may reinvest these early payments at lower interest rates, thereby reducing the Fund’s income. These securities also are subject to extension risk, which is the risk that the life of the ABS or MBS may be extended due to higher interest rates and lower prepayments. As a result, the value of the securities will decrease. The value of MBS can be impacted by factors affecting the housing market, and MBS also are subject to the risk of high default rates on the mortgages within the mortgage pool. The liquidity of non-agency or privately issued ABS or MBS securities, in particular those that are rated as non-investment grade, may change dramatically over time.
U.S. Government Sponsored Enterprises (“GSEs”) Risk — Securities issued by certain GSEs, such as MBS issued by the Government National Mortgage Association (“Ginnie Mae”), are backed by the full faith and credit of the U.S. government. Securities issued by other GSEs, such as Federal Home Loan Mortgage Corporation (“Freddie Mac”) and the Federal National Mortgage Association (“Fannie Mae”), are neither issued nor guaranteed by the U.S. Treasury. Rather, they are supported by the credit of the issuing agency, instrumentality or corporation. However, these securities typically have indirect support from the U.S. government through an ability to borrow from the U.S. Treasury, and the U.S. government is authorized to purchase the GSE’s obligations. If a GSE defaults on its obligations, the Fund might not be able to recover its investment.
Foreign Securities Risk — Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information, and less economic, political, and social stability in the countries in which the Fund invests. The imposition of exchange controls, sanctions, confiscations, trade restrictions (including tariffs), and other government restrictions by the United States or other governments; or problems in share registration, settlement, or custody also may result in losses. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time.
Emerging Markets Risk — The risks related to investing in foreign securities generally are greater with respect to securities of companies that conduct their business activities in emerging markets or whose securities are traded principally in emerging markets. The risks of investing in emerging markets include the risks of illiquidity, increased price volatility, smaller market capitalizations, limited reliable access to capital, less government regulation (including limitations on the available
3

VictoryShares Core Plus Intermediate Bond ETF Summary
rights and remedies), market manipulation concerns, less extensive and less frequent recordkeeping, accounting, financial and other reporting requirements, risk of loss resulting from problems in share registration and custody, risks related to foreign investment structures, substantial economic and political disruptions and the nationalization of foreign deposits or assets.
Derivatives Risk — Derivatives, including futures contracts, may involve risks different from, or greater than, those associated with more traditional investments. In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage, and liquidity risks. Derivatives may create leverage and expose the Fund to additional levels of risk, including greater losses from investments and increased volatility, than would otherwise have been the case had the Fund not engaged in the activities that created the leverage. As a result of investing in derivatives, the Fund could lose more than the amount it invests. Derivatives may be highly illiquid, and the Fund may not be able to close out or sell a derivative position at a particular time or at an anticipated price. Derivatives also may be subject to counterparty risk, which includes the risk that the Fund may sustain a loss as a result of the insolvency or bankruptcy of, or other non-compliance by, the other party to the transaction.
Exchange-Traded Fund (“ETF”) Structure Risk — The Fund is structured as an ETF and, as a result, is subject to special risks, including:
◼
Not Individually Redeemable — The Fund’s shares are not individually redeemable and may be redeemed by the Fund at its net asset value per share (“NAV”) only in large blocks known as Creation Units. The Fund may incur brokerage costs purchasing enough shares to constitute a Creation Unit. Alternatively, the Fund may redeem your shares by selling them on the secondary market at prevailing market prices.
◼
Trading Issues — Trading in shares on the exchange operated by Nasdaq Stock Market LLC (the “Exchange”) may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in shares inadvisable, such as extraordinary market volatility. There can be no assurance that shares will continue to meet the listing requirements of the Exchange. There is no guarantee that an active secondary market will develop for the shares. In stressed market conditions, authorized participants may be unwilling to participate in the creation/redemption process, particularly if the market for shares becomes less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings, which may lead to widening of bid-ask spreads and differences between the market price of the shares and the underlying value of those shares.
◼
Market Price Variance Risk — The market prices of shares will fluctuate in response to changes in NAV and supply and demand for shares and will include a bid-ask spread charged by the exchange specialists, market makers, or other participants that trade the particular security. There may be times when the market price and the NAV vary significantly, particularly in times of market stress. This means that shares may trade at a premium or discount to NAV and bid-ask spreads may widen.
◼
International Closed Market Trading Risk — Many of the Fund’s underlying securities trade on foreign exchanges that are closed when the Exchange is open; consequently, events may transpire while such foreign exchanges are closed but the Exchange is open that may change the value of such underlying securities relative to their last quoted prices on such foreign exchanges.
◼
Authorized Participants Concentration Risk — A limited number of financial institutions may be responsible for all or a significant portion of the creation and redemption activity for the Fund. If these firms exit the business or are unable or unwilling to process creation and/or redemption orders, shares may trade at a premium or discount to NAV and bid-ask spreads may widen.
◼
Tax-Efficiency Risk — Redemptions of shares may be effected for cash, rather than in kind, which means that the Fund may need to sell portfolio securities in order to complete an
4

VictoryShares Core Plus Intermediate Bond ETF Summary
in-cash redemption, and may recognize net gains on these sales. As a result, investments in the shares may be less tax-efficient than investments in ETFs that redeem solely or principally in kind, and the Fund may pay out higher annual capital gain distributions than if the in-kind redemption process was used.
Large Shareholder Risk — Certain large shareholders, including other funds advised by the Adviser, may from time to time own a substantial amount of the Fund’s shares. The actions by one shareholder or multiple shareholders may have an impact on the Fund and, therefore, indirectly on other shareholders. Shareholder purchase and redemption activity may affect the per share amount of the Fund’s distributions of its net investment income and net realized capital gains, if any, thereby affecting the tax burden on the Fund’s shareholders subject to federal income tax. To the extent a larger shareholder (including, for example, an affiliated fund that operates as a fund-of-funds or 529 college savings plan) is permitted to invest in the Fund, the Fund may experience large inflows or outflows of cash from time to time. This activity could magnify these adverse effects on the Fund.
Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the investments in which the Fund invests, the Fund might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of the Adviser. Markets for the investments in which the Fund invests may be disrupted by a number of events, including but not limited to economic crises, natural disasters, new legislation, or regulatory changes, and may prevent the Fund from limiting losses, realizing gains, or achieving a high correlation with an index it may seek to track.
Market Risk — Any investment involves risk, and there is no assurance that the Fund will achieve its investment objective. Losing money is a risk of investing in the Fund. The value of the securities in which the Fund invests may go up or down in response to the prospects of individual companies, particular sectors or governments, and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets, or general investor sentiment. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Fund will rise in value.
Prepayment Risk — The amounts that the Fund receives as interest, sale proceeds or amounts received as a result of prepayment of asset-backed or mortgage-related securities may be reinvested at lower interest rates.
Management Risk — The Fund is actively managed. The Adviser’s judgments about a particular security, markets, or investment strategy may prove to be incorrect and may cause the Fund to incur losses. There can be no assurance that the Adviser’s investment techniques and decisions will produce the desired results.
You may lose money by investing in the Fund. There is no guarantee that the Fund will achieve its objective. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
By itself, the Fund does not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to weather changes in the value of their investment.
Investment Performance
The bar chart and table that follow are intended to help you understand some of the risks of investing in the Fund. The bar chart provides some indication of the risk of investing in the Fund and illustrates the Fund’s performance for one full calendar year since the Fund’s inception. The table compares the Fund’s average annual total returns over the same period to one or more broad measures of market performance. We assume reinvestment of dividends and distributions.
Effective November 1, 2023, the Fund’s investment strategy changed.
5

VictoryShares Core Plus Intermediate Bond ETF Summary
Updated performance information is available on the Fund’s website at vcm.com.
Calendar Year Returns

During the periods shown in the chart:	Returns	Quarter ended
Highest Quarter	2.21%	December 31, 2022
Lowest Quarter	-5.81%	March 31, 2022

Year-to-date return	0.90%	September 30, 2023

Average Annual Total Returns (For the Periods Ended December 31, 2022)	1 Year	Life of Fund[1]
FUND
Before Taxes	-12.55%	-10.33%
After Taxes on Distributions	-13.67%	-11.34%
After Taxes on Distributions and Sale of Fund Shares	-7.42%	-8.24%
Index
Bloomberg U.S. Aggregate Bond Index reflects no deduction for fees, expenses, or taxes	-13.01%	-10.75%
1
Inception date is October 5, 2021.
After-tax returns use the historical highest individual federal marginal income tax rates and do not reflect the effect of state and local taxes. In certain situations, the return after taxes on distributions and sale of fund shares may be higher than the other return amounts. A higher after-tax return may result when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant if you own your Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
Management of the Fund
Investment Adviser
Victory Capital Management Inc. (the “Adviser”) serves as the Fund’s investment adviser. The portfolio managers jointly and primarily responsible for day-to-day management of the Fund are members of Victory Income Investors, a Victory Capitalinvestment franchise.
6

VictoryShares Core Plus Intermediate Bond ETF Summary
Portfolio Management
	Title	Tenure with the Fund
James F. Jackson Jr., CFA	Co-Chief Investment Officer, Head of Fixed Income Portfolio Management, and Senior Portfolio Manager	Since 2021
John Spear, CFA	Co-Chief Investment Officer and Senior Portfolio Manager	Since 2021
Kurt Daum, JD	Senior Portfolio Manager	Since 2021
R. Neal Graves, CFA, CPA	Senior Portfolio Manager	Since 2021
Purchase and Sale of Fund Shares
The Fund will issue and redeem shares at NAV only in large blocks of 25,000 shares (each block of shares is called a “Creation Unit”). Creation Units are issued and redeemed for cash and/or in-kind for securities by Authorized Participants (“APs”) that have entered into agreements with the Fund’s distributor. Except when aggregated in Creation Units, shares are not redeemable securities of the Fund.
Shares of the Fund are listed for trading on the Exchange. Individual shares may only be purchased and sold in the secondary market through a broker or dealer at a market price. Because shares of the Fund trade at market prices rather than NAV, shares may trade at a price that is greater than (a premium), at, or less than (a discount) NAV. An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares (bid) and the lowest price a seller is willing to accept for shares (ask) when buying or selling shares in the secondary market (the “bid-ask spread”).
For recent information about the Fund, including the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, visit vcm.com.
Tax Information
The Fund’s distributions generally are taxable as ordinary income, qualified dividend income, or capital gains. A sale of shares may result in a capital gain or loss.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares through an account maintained by a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
7

VictoryShares Corporate Bond ETF Summary
Investment Objective
The VictoryShares Corporate Bond ETF (the “Fund”) seeks maximum current income without undue risk to principal.
Fund Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Shareholder Fees (paid directly from your investment)	None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.35%
Other Expenses	0.11%
Total Annual Fund Operating Expenses	0.46%
Fee Waiver/Expense Reimbursement[1]	(0.06)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement[1]	0.40%
1
Victory Capital Management Inc. (the “Adviser”) has contractually agreed to waive its management fee and/or reimburse expenses so that the total annual fund operating expenses (excluding certain items such as interest, taxes, and brokerage commissions) do not exceed 0.40% through at least October 31, 2024. The Adviser is permitted to recoup advisory fees waived and expenses reimbursed for up to three years after the date of the waiver or reimbursement, subject to the lesser of any operating expense limits in effect at the time of (a) the original waiver or expense reimbursement; or (b) the recoupment, after giving effect to the recoupment amount. This agreement may only be terminated by the Fund’s Board of Trustees.
Example:
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that (1) you invest $10,000 in the Fund for the time periods indicated and then sell or continue to hold all of your shares at the end of the period, (2) your investment has a 5% return each year, and (3) the Fund’s operating expenses remain the same. The amounts shown reflect any fee waiver/expense reimbursement in place through its expiration date. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$41	$142	$252	$573
Portfolio Turnover:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover will generally indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund’s performance. For the most recent fiscal period, the Fund’s portfolio turnover rate was 27% of the average value of its portfolio.
8

VictoryShares Corporate Bond ETF Summary
Principal Investment Strategy
Under normal circumstances, the Fund invests at least 80% of its assets in corporate bonds, and in related derivatives and other instruments that have economic characteristics similar to corporate bonds. The Fund will invest primarily in investment-grade securities, but may invest up to 10% of its net assets in below-investment-grade corporate credit securities, which are sometimes referred to as high-yield or “junk” bonds.
The Fund’s investments in investment-grade securities include (a) securities rated or subject to a guarantee that is rated within the investment-grade categories listed by at least one of the major rating agencies (for example, Baa3 and above by Moody’s Investors Service, Inc. or BBB- and above by Standard & Poor’s or Fitch), or (b) unrated securities determined by the Adviser to be of comparable quality, each at the time of purchase. The Fund may invest up to 20% of its assets in securities issued or guaranteed by the U.S. government, its agencies and instrumentalities.
The Fund may invest up to 30% of its net assets in U.S. dollar-denominated obligations of foreign and emerging market governments, corporations, and banks (i.e., Yankee Bonds). The Fund also may invest in securities not considered foreign securities that carry foreign credit exposure (e.g., any debt of a foreign company issued in U.S. dollars).
The Adviser uses a proprietary credit rating methodology in selecting investments for the Fund.
The Adviser’s credit rating methodology includes, in addition to the portfolio management team’s insights and experience, a number of proprietary credit rating models specific to asset class and industry categories. The Adviser uses these models to assess the credit risk of prospective securities for inclusion in the portfolio. The result of the credit assessment is the assignment of an internal credit rating. The same credit rating methodology is used both in initiating the prospective security’s internal credit rating and in the regular and periodic reviews conducted while the security is held.
In applying its investment process, the Fund may also engage in relative value trading, a strategy in which the Fund reallocates assets across different sectors, rating categories, structural characteristics, and issuers. Relative value trading is designed to take advantage of what the Adviser believes to be mispricing in the market and is intended to enhance the Fund’s returns, though it may increase the Fund’s portfolio turnover rate.
The Fund may use futures, including U.S. Treasury futures, to manage duration (e.g., the Adviser may buy or sell U.S. Treasury futures to bring the Fund’s duration closer to the duration of the Fund’s benchmark), increase or decrease its exposure to changing security prices or other factors that affect security values, enhance income, hedge against certain risks, or keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to a market.
Principal Risks of Investing in the Fund
The Fund’s investments are subject to the following principal risks:
Debt Securities or Bond Risk — The Fund is subject to the risk that the market value of the bonds in the Fund’s portfolio will fluctuate because of changes in interest rates, changes in the supply of and demand for debt securities, and other market factors. Bond prices generally are linked to the prevailing market interest rates. In general, when interest rates rise, bond prices typically fall; conversely, when interest rates fall, bond prices typically rise. The price volatility of a bond also depends on its duration, which is a measure of a bond’s sensitivity to a change in interest rates. Generally, the longer the duration of a bond, the greater is its sensitivity to interest rates. To compensate investors for this higher interest rate risk, bonds with longer durations generally offer higher yields than bonds with shorter durations. Should the U.S. Federal Reserve raise interest rates, the Fund may be subject to risks associated with rising interest rates. The fixed-income securities in the Fund’s portfolio also are subject to credit risk, which is the possibility that an issuer of a fixed-income security cannot make timely interest and principal payments on its securities or that
9

VictoryShares Corporate Bond ETF Summary
negative market perceptions of the issuer’s ability to make such payments will cause the price of that security to decline. The Fund accepts some credit risk as a recognized means to enhance an investor’s return.
High-Yield Bond Risk — Fixed-income securities rated below investment grade, also known as “junk” or high-yield bonds, generally entail greater credit and liquidity risk than investment-grade securities. Their prices also may be more volatile, especially during economic downturns and financial setbacks or liquidity events. The Fund’s value could be hurt by price declines due to actual or perceived changes in an issuer’s ability to make such payments. These securities are considered by the major rating agencies to be predominantly speculative with respect to the issuer’s continuing ability to pay principal and interest, and they carry a greater risk that the issuer of such securities will default on the timely payment of principal and interest. Issuers of securities that are in default or have defaulted may fail to resume principal or interest payments, in which case the Fund may lose its entire investment. The creditworthiness of issuers of these securities may be more complex to analyze than that of issuers of investment-grade debt securities, and the overreliance on credit ratings may present additional risks.
Foreign Securities Risk — Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information, and less economic, political, and social stability in the countries in which the Fund invests. The imposition of exchange controls, sanctions, confiscations, trade restrictions (including tariffs), and other government restrictions by the United States or other governments; or problems in share registration, settlement, or custody also may result in losses. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time.
Emerging Markets Risk — The risks related to investing in foreign securities generally are greater with respect to securities of companies that conduct their business activities in emerging markets or whose securities are traded principally in emerging markets. The risks of investing in emerging markets include the risks of illiquidity, increased price volatility, smaller market capitalizations, limited reliable access to capital, less government regulation (including limitations on the available rights and remedies), market manipulation concerns, less extensive and less frequent recordkeeping, accounting, financial and other reporting requirements, risk of loss resulting from problems in share registration and custody, risks related to foreign investment structures, substantial economic and political disruptions and the nationalization of foreign deposits or assets.
Portfolio Turnover Risk — Higher portfolio turnover ratios resulting from additional purchases and sales of portfolio securities generally will result in higher transaction costs and Fund expenses and may result in more significant distributions of short-term capital gains to investors, which are taxed as ordinary income.
Prepayment Risk — The amounts that the Fund receives as interest, sale proceeds or amounts received as a result of prepayment of asset-backed or mortgage-related securities may be reinvested at lower interest rates.
Derivatives Risk — Derivatives, including futures contracts, may involve risks different from, or greater than, those associated with more traditional investments. In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage, and liquidity risks. Derivatives may create leverage and expose the Fund to additional levels of risk, including greater losses from investments and increased volatility, than would otherwise have been the case had the Fund not engaged in the activities that created the leverage. As a result of investing in derivatives, the Fund could lose more than the amount it invests. Derivatives may be highly illiquid, and the Fund may not be able to close out or sell a derivative position at a particular time or at an anticipated price. Derivatives also may be subject to counterparty risk, which
10

VictoryShares Corporate Bond ETF Summary
includes the risk that the Fund may sustain a loss as a result of the insolvency or bankruptcy of, or other non-compliance by, the other party to the transaction.
Exchange-Traded Fund (“ETF”) Structure Risk — The Fund is structured as an ETF and, as a result, is subject to special risks, including:
◼
Not Individually Redeemable — The Fund’s shares are not individually redeemable and may be redeemed by the Fund at its net asset value per share (“NAV”) only in large blocks known as Creation Units. The Fund may incur brokerage costs purchasing enough shares to constitute a Creation Unit. Alternatively, the Fund may redeem your shares by selling them on the secondary market at prevailing market prices.
◼
Trading Issues — Trading in shares on the exchange operated by Nasdaq Stock Market LLC (the “Exchange”) may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in shares inadvisable, such as extraordinary market volatility. There can be no assurance that shares will continue to meet the listing requirements of the Exchange. There is no guarantee that an active secondary market will develop for the shares. In stressed market conditions, authorized participants may be unwilling to participate in the creation/redemption process, particularly if the market for shares becomes less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings, which may lead to widening of bid-ask spreads and differences between the market price of the shares and the underlying value of those shares.
◼
Market Price Variance Risk — The market prices of shares will fluctuate in response to changes in NAV and supply and demand for shares and will include a bid-ask spread charged by the exchange specialists, market makers, or other participants that trade the particular security. There may be times when the market price and the NAV vary significantly, particularly in times of market stress. This means that shares may trade at a premium or discount to NAV and bid-ask spreads may widen.
◼
International Closed Market Trading Risk — Many of the Fund’s underlying securities trade on foreign exchanges that are closed when the Exchange is open; consequently, events may transpire while such foreign exchanges are closed but the Exchange is open that may change the value of such underlying securities relative to their last quoted prices on such foreign exchanges.
◼
Authorized Participants Concentration Risk — A limited number of financial institutions may be responsible for all or a significant portion of the creation and redemption activity for the Fund. If these firms exit the business or are unable or unwilling to process creation and/or redemption orders, shares may trade at a premium or discount to NAV and bid-ask spreads may widen.
◼
Tax-Efficiency Risk — Redemptions of shares may be effected for cash, rather than in kind, which means that the Fund may need to sell portfolio securities in order to complete an in-cash redemption, and may recognize net gains on these sales. As a result, investments in the shares may be less tax-efficient than investments in ETFs that redeem solely or principally in kind, and the Fund may pay out higher annual capital gain distributions than if the in-kind redemption process was used.
Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the investments in which the Fund invests, the Fund might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of the Adviser. Markets for the investments in which the Fund invests may be disrupted by a number of events, including but not limited to economic crises, natural disasters, new legislation, or regulatory changes, and may prevent the Fund from limiting losses, realizing gains, or achieving a high correlation with an index it may seek to track.
11

VictoryShares Corporate Bond ETF Summary
Market Risk — Any investment involves risk, and there is no assurance that the Fund will achieve its investment objective. Losing money is a risk of investing in the Fund. The value of the securities in which the Fund invests may go up or down in response to the prospects of individual companies, particular sectors or governments, and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets, or general investor sentiment. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Fund will rise in value.
Large Shareholder Risk — Certain large shareholders, including other funds advised by the Adviser, may from time to time own a substantial amount of the Fund’s shares. The actions by one shareholder or multiple shareholders may have an impact on the Fund and, therefore, indirectly on other shareholders. Shareholder purchase and redemption activity may affect the per share amount of the Fund’s distributions of its net investment income and net realized capital gains, if any, thereby affecting the tax burden on the Fund’s shareholders subject to federal income tax. To the extent a larger shareholder (including, for example, an affiliated fund that operates as a fund-of-funds or 529 college savings plan) is permitted to invest in the Fund, the Fund may experience large inflows or outflows of cash from time to time. This activity could magnify these adverse effects on the Fund.
Management Risk — The Fund is actively managed. The Adviser’s judgments about a particular security, markets, or investment strategy may prove to be incorrect and may cause the Fund to incur losses. There can be no assurance that the Adviser’s investment techniques and decisions will produce the desired results.
You may lose money by investing in the Fund. There is no guarantee that the Fund will achieve its objective. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
By itself, the Fund does not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to weather changes in the value of their investment.
Investment Performance
The bar chart and table that follow are intended to help you understand some of the risks of investing in the Fund. The bar chart provides some indication of the risk of investing in the Fund and illustrates the Fund’s performance for one full calendar year since the Fund’s inception. The table compares the Fund’s average annual total returns over the same period to one or more broad measures of market performance. We assume reinvestment of dividends and distributions.
Effective November 1, 2023, the Fund’s investment strategy changed.
Updated performance information is available on the Fund’s website at vcm.com.
12

VictoryShares Corporate Bond ETF Summary
Calendar Year Returns

During the periods shown in the chart:	Returns	Quarter ended
Highest Quarter	3.75%	December 31, 2022
Lowest Quarter	-7.95%	June 30, 2022

Year-to-date return	0.68%	September 30, 2023

Average Annual Total Returns (For the Periods Ended December 31, 2022)	1 Year	Life of Fund[1]
FUND
Before Taxes	-16.76%	-13.88%
After Taxes on Distributions	-17.64%	-14.77%
After Taxes on Distributions and Sale of Fund Shares	-9.91%	-10.88%
Index
Bloomberg U.S. Corporate Bond Index reflects no deduction for fees, expenses, or taxes	-15.76%	-12.91%
1
Inception date is October 5, 2021.
After-tax returns use the historical highest individual federal marginal income tax rates and do not reflect the effect of state and local taxes. In certain situations, the return after taxes on distributions and sale of fund shares may be higher than the other return amounts. A higher after-tax return may result when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant if you own your Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
13

VictoryShares Corporate Bond ETF Summary
Management of the Fund
Investment Adviser
Victory Capital Management Inc. (the “Adviser”) serves as the Fund’s investment adviser. The portfolio managers jointly and primarily responsible for day-to-day management of the Fund are members of Victory Income Investors, a Victory Capitalinvestment franchise.
Portfolio Management
	Title	Tenure with the Fund
James F. Jackson Jr., CFA	Co-Chief Investment Officer, Head of Fixed Income Portfolio Management, and Senior Portfolio Manager	Since 2021
John Spear, CFA	Co-Chief Investment Officer and Senior Portfolio Manager	Since 2021
Kurt Daum, JD	Senior Portfolio Manager	Since 2021
R. Neal Graves, CFA, CPA	Senior Portfolio Manager	Since 2021
Michael Duncan	Portfolio Manager and Senior Fixed Income Research Analyst	Since November 2023
Purchase and Sale of Fund Shares
The Fund will issue and redeem shares at NAV only in large blocks of 25,000 shares (each block of shares is called a “Creation Unit”). Creation Units are issued and redeemed for cash and/or in-kind for securities by Authorized Participants (“APs”) that have entered into agreements with the Fund’s distributor. Except when aggregated in Creation Units, shares are not redeemable securities of the Fund.
Shares of the Fund are listed for trading on the Exchange. Individual shares may only be purchased and sold in the secondary market through a broker or dealer at a market price. Because shares of the Fund trade at market prices rather than NAV, shares may trade at a price that is greater than (a premium), at, or less than (a discount) NAV. An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares (bid) and the lowest price a seller is willing to accept for shares (ask) when buying or selling shares in the secondary market (the “bid-ask spread”).
For recent information about the Fund, including the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, visit vcm.com.
Tax Information
The Fund’s distributions generally are taxable as ordinary income, qualified dividend income, or capital gains. A sale of shares may result in a capital gain or loss.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares through an account maintained by a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
14

Additional Fund Information

VictoryShares Core Plus Intermediate Bond ETF (“Core Plus Intermediate Bond Fund”) and VictoryShares Corporate Bond ETF (“Corporate Bond Fund”) are each organized as an exchange-traded fund (“ETF”), each having distinct investment management objectives, strategies, risks, and policies. Together, these funds are sometimes referred to in this Prospectus as the “VictoryShares ETFs,” “Victory Funds,” or, more simply, the “Funds.”
Each Fund’s investment objective is non-fundamental. The Core Plus Intermediate Bond Fund invests at least 80% of its assets in debt securities and in derivatives and other instruments that have economic characteristics similar to such securities. The Corporate Bond Fund invests at least 80% of its assets in corporate bonds, and in related derivatives and other instruments that have economic characteristics similar to corporate bonds. The 80% policy of each Fund is non-fundamental. The Board of Trustees may change this policy without shareholder approval upon at least 60 days’ prior written notice to shareholders. For purposes of a Fund’s 80% investment policy, “assets” means the Fund’s net assets plus the amount of any borrowings for investment purposes, exclusive of collateral held from securities lending. Any derivatives counted towards the Fund’s 80% policy will be valued at market value.
This and the following sections describe additional information about the principal investment strategies that the Funds will use under normal market conditions to pursue their investment objectives, as well as any secondary strategies the Funds may use, and the related risks. This Prospectus does not attempt to describe all of the various investment techniques and types of investments that the Adviser may use in managing the Funds. The Funds’ Statement of Additional Information (“SAI”) includes more information about the Funds, their investments, and the related risks.
The Adviser searches for securities that represent value at the time of purchase given current market conditions. Value is a combination of yield, credit quality, structure (maturity, coupon, redemption features), and liquidity. The Adviser recognizes value by simultaneously analyzing the interaction of these factors among the securities available in the market.
Each Fund invests primarily in investment-grade securities, which include (a) securities issued or guaranteed by the U.S. government, its agencies and instrumentalities, (b) securities rated or subject to a guarantee that is rated within the investment-grade categories listed by at least one of the major rating agencies (for example, Baa3 and above by Moody’s Investors Service, Inc. or BBB- and above by Standard & Poor’s), or (c) unrated securities determined by the Adviser to be of comparable quality, each at the time of purchase.
The Core Plus Intermediate Bond Fund may invest in fixed-income securities that include mortgage- and asset-backed securities (“MBS” or “ABS”). Generally, MBS or ABS represent a pool of mortgages or other expected asset-based stream of payments, such as credit card receivables or automobile loans, which are packaged together and sold to investors. The investors then are entitled to the payments of interest and principal. Types of MBS in which the Fund may invest include, but are not limited to, collateralized mortgage obligations (“CMO”), commercial mortgage-backed securities (“CMBS”), stripped mortgage-backed securities (“SMBSs”), interest-only CMBS, and mortgage dollar rolls. The Core Plus Intermediate Bond Fund’s investments in ABS may include asset-backed commercial paper and pass-through certificates, including equipment trust certificates (“ETC”) secured by specific equipment, such as airplanes and railroad cars.
Under adverse, unstable, or abnormal market conditions, a Fund may be unable to pursue or achieve its investment objective and, for temporary purposes, may invest some or all of its assets in a variety of instruments or assets, including high-quality fixed-income securities, cash, and cash equivalents. For cash management purposes, each Fund may hold all or a portion of its assets in cash, short-term
15

Additional Fund Information

money market instruments or shares of other investment companies. These positions may reduce the benefit from any upswing in the market, cause a Fund to fail to meet its investment objective and increase a Fund’s expenses.
16

Investments

The following describes the types of securities each Fund may purchase under normal market conditions to achieve its principal investment strategy. The Funds will not necessarily buy all of the securities listed below.
Corporate Debt Obligations
Debt instruments issued by corporations. They may be secured or unsecured.
Convertible or Exchangeable Obligations
Debt instruments that may be exchanged or converted to other securities.
International Bonds
Debt instruments issued by non-domestic issuers, including those traded in U.S. dollars such as Yankee Bonds and Eurodollar Bonds.
U.S. Government Securities
Notes and bonds issued or guaranteed by the U.S. government, its agencies or instrumentalities. Some are direct obligations of the U.S. Treasury; others are obligations only of the U.S. agency or instrumentality. There is no guarantee that the U.S. government will provide support to U.S. agencies or instrumentalities if they are unable to meet their obligations.
Derivatives
From time to time, a Fund may invest in derivatives, which are financial contracts whose value is based on an underlying security or asset, a currency exchange rate, an interest rate, or a market index. Many types of instruments representing a wide range of potential risks and rewards are derivatives, including but not limited to futures contracts, options on futures contracts, options, swaps, and forward currency exchange contracts. A Fund may, but is not required to, use index futures for cash management (attempting to remain fully invested while maintaining liquidity) or to gain exposure to an investment in a manner other than investing in the asset directly. The Funds will not use derivatives for speculative purposes.
The following describes the types of securities the Core Plus Intermediate Bond Fund may purchase under normal market conditions to achieve its principal investment strategy.
Asset-Backed Securities
Debt securities backed by loans or accounts receivable originated by banks, credit card companies, student loan issuers, or other providers of credit. These securities may be enhanced by a bank letter of credit or by insurance coverage provided by a third party.
Mortgage-Backed Securities
Mortgage-backed securities, including collateralized mortgage obligations and certain stripped mortgage-backed securities, represent a participation in, or are secured by, mortgage loans.
Additional Fund Strategies. The Adviser may use several types of investments and investment techniques in pursuing the Funds' overall investment objectives. The following describes the types of securities the Adviser may purchase or the investment techniques the Adviser may employ but which the Adviser does not consider to be a part of a Fund’s principal investment strategy. Additional types of securities and strategies that the Funds may utilize are included in the Funds' SAI.
17

Investments

Investment Companies
A Fund may invest in securities of other investment companies, including ETFs, if those companies invest in securities consistent with the Fund's investment objective and policies.
Securities Lending
To enhance the return on its portfolio, a Fund may lend portfolio securities to brokers, dealers, and financial institutions to realize additional income under guidelines adopted by the Board. Each loan will be secured continuously by collateral in the form of cash, securities issued by the U.S. government or its agencies or instrumentalities.
Money Market Instruments and Repurchase Agreements
Each Fund may invest in money market instruments and repurchase agreements. A repurchase agreement represents a transaction in which a security is purchased with a simultaneous commitment to sell it back to the seller at an agreed-upon price on an agreed-upon date, the resale price of which reflects the purchase price plus an agreed-upon market rate of interest.
18

Risk Factors

The following describes the principal risks that you may assume as an investor in a Fund. These risks could adversely affect the net asset value, total return, and the value of a Fund and your investment. The risk descriptions below provide a more detailed explanation of the principal investment risks that correspond to the risks described in the Fund Summary section of this Prospectus.
There is no assurance that a Fund will achieve its investment objective. Each Fund’s share price will fluctuate with changes in the market value of its portfolio investments. When you sell your Fund shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in the Funds. A Fund, by itself, is not intended to be a complete investment program.
Risk Factor	Core Plus Intermediate Bond ETF	Corporate Bond ETF
Asset-Backed and Mortgage-Backed Securities Risk	X
Debt Securities Risk	X	X
Derivatives Risk	X	X
Exchange-Traded Fund (“ETF”) Structure Risk	X	X
Foreign Investing Risk	X	X
High-Yield Bond Risk	X	X
Large Shareholder Risk	X	X
Liquidity Risk	X	X
Management Risk	X	X
Market Risk	X	X
U.S. Government Sponsored Enterprises (“GSEs”) Risk	X
Asset-Backed and Mortgage-Backed Securities Risk — Asset-backed securities represent interests in pools of mortgages, loans, receivables, or other assets. Mortgage-backed securities are a type of asset-backed security that represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Payment of interest and repayment of principal may be largely dependent upon the cash flows generated by the assets backing the securities and, in certain cases, may be supported by letters of credit, surety bonds, or other credit enhancements.
Asset-backed securities differ from conventional debt securities because principal is paid back over the life of the security rather than at maturity. A Fund may receive unscheduled prepayments of principal before the security’s maturity date due to voluntary prepayments, refinancings, or foreclosures on the underlying mortgage loans. To a Fund, this means a loss of anticipated interest and a portion of its principal investment represented by any premium the Fund may have paid. In a period of rising interest rates, if a Fund holds mortgage-backed securities, it may exhibit additional volatility since individual mortgage holders are less likely to exercise prepayment options. This places additional downward pressure on the value of these securities and potentially causes the Fund to lose money. This is known as extension risk. In addition, adjustable and fixed rate mortgage-backed securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of a Fund because the Fund may have to reinvest that money at the lower prevailing interest rates.
A Fund’s investments in other asset-backed securities are subject to risks similar to those associated with mortgage-backed securities, as well as additional risks associated with the nature of the assets and the servicing of those assets. Asset-backed securities may have more credit risk due to the creditworthiness of the collateral compared to mortgage assets. In the event of a default, a Fund may suffer a loss if it cannot sell collateral quickly and receive the amount it is owed. Asset-backed securities also may be subject to increased volatility and may become illiquid and more difficult to value even when there is no default or threat of default, due to market conditions impacting asset-backed securities more generally.
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Risk Factors

Asset-backed security values also may be affected by other factors including the availability of information concerning the pool and its structure, the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables, or the entities providing the credit enhancement.
If a Fund purchases asset-backed, or mortgage-backed securities that are “subordinated” to other interests in the same pool of assets, the Fund as a holder of those securities could receive payments only after the pool’s obligations to other investors have been satisfied. For example, an unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool’s ability to make payments of principal or interest to a Fund as a holder of such subordinated securities, reducing the values of those securities or in some cases rendering them worthless. Certain mortgage-backed securities may include securities backed by pools of mortgage loans made to “subprime” borrowers or borrowers with blemished credit histories; the risk of defaults generally is higher in the case of mortgage pools that include such subprime mortgages. Moreover, instability in the markets for mortgage-backed and asset-backed securities, as well as the perceived financial strength of the issuer and specific restrictions on resale of the securities, may affect the liquidity of such securities, which means that it may be difficult (or impossible) to sell such securities at an advantageous time and price. As a result, the value of such securities may decrease and a Fund may have to hold these securities longer than it would like, forgo other investment opportunities, or incur greater losses on the sale of such securities than under more stable market conditions. Furthermore, instability and illiquidity in the market for lower-rated mortgage-backed and asset-backed securities may affect the overall market for such securities, thereby impacting the liquidity and value of higher-rated securities. This lack of liquidity may affect a Fund’s NAV and total return adversely during the time the Fund holds these securities.
Debt Securities Risks — The value of a debt security or other income-producing security changes in response to various factors, including, for example, market-related factors (such as changes in interest rates, adverse economic or political conditions, tariffs and trade disruptions, inflation, or adverse investor sentiment generally) and changes in the actual or perceived ability of the issuer (or of issuers generally) to meet its (or their) obligations. Changes in value may occur sharply and unpredictably. Other factors that may affect the value of a debt security include public health crises, such as the COVID-19 pandemic, and responses by governments and companies to such crises. The COVID-19 pandemic could continue to have, and any future infectious illness outbreaks may have, an adverse impact on the issuers of debt securities in which a Fund may invest and the global economy in general, which impact could be material.
This pandemic, which has spread rapidly across the world, has led, and will continue to lead, for an unknown period of time to disruptions in local, regional, national, and global markets and economies. The outbreak has resulted in, and until fully resolved could continue to result in, among other things, volatility and disruption of markets, including greater volatility in pricing and spreads, and rapidly evolving proposals and/or actions by state and federal governments to address problems being experienced by the markets and by businesses and the economy in general. For example, actions by the U.S. Federal Reserve (the “Fed”) have included direct capital infusions into companies, new monetary programs, and dramatically lower interest rates. High public debt in the United States and other countries creates ongoing systemic and market risks and policymaking uncertainty. The COVID-19 pandemic and other market events also may affect the creditworthiness of the issuer of a debt security and may impair an issuer’s ability to timely meet its debt obligations as they come due.
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Interest Rate Risk — The value of a security will decline if interest rates rise. When interest rates go up, the value of a debt security typically goes down. When interest rates go down, the value of a debt security typically goes up. Duration is a measure of the price sensitivity of a debt security or portfolio to interest rate changes. The longer a Fund’s average portfolio duration, the more sensitive the Fund will be to changes in interest rates. In addition, during periods of increased market volatility, the market values of fixed income securities may be more sensitive to changes in interest rates. Interest rates may rise or the rate of inflation may
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Risk Factors

increase, impacting the value of investments in fixed income securities. A debt issuer’s credit quality may be downgraded or an issuer may default. Interest rates may fluctuate due to changes in governmental fiscal policy initiatives and resulting market reaction to those initiatives. Decisions by the Fed regarding interest rate and monetary policy can have a significant effect on the value of debt securities as well as the overall strength of the U.S. economy. Precise interest rate predictions are difficult to make, and interest rates may change unexpectedly and dramatically in response to extreme changes in market or economic conditions. More recently, interest rates have increased and may continue to increase, potentially quickly and significantly, thereby heightening the Funds' exposure to the risks associated with rising rates. The impact on various markets that interest rate or other significant policy changes may have is unknown.
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Inflation Risk — Inflation will erode the purchasing power of the cash flows generated by debt securities held by a Fund. Fixed-rate debt securities are more susceptible to this risk than floating-rate debt securities or equity securities that have a record of dividend growth.
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Reinvestment Risk — When interest rates are declining, the interest income and prepayments on a security a Fund receives will have to be reinvested at lower interest rates. Generally, interest rate risk and reinvestment risk tend to have offsetting effects, though not necessarily of the same magnitude.
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Credit (or Default) Risk — The issuer of a debt security may be unable to make timely payments of interest or principal. Credit risk is measured by nationally recognized statistical rating organizations (“NRSROs”) such as S&P Global Ratings, Fitch Ratings, Inc., and Moody’s Investors Service.
Derivatives Risk — The use of index futures contracts is subject to the risk that small price movements can result in substantial gains or losses. Derivatives also entail exposure to counterparty risk, the risk of mispricing or improper valuation and the risk that changes in value of the derivative may not correlate perfectly with the relevant securities, assets, or indices. The use of derivatives could expose a Fund to the effects of leverage causing the Fund to lose more money than it invested. There is no guarantee that derivatives activities will be employed or that they will work, and their use could lower returns or even result in losses to a Fund. Derivatives also may be harder to value, less tax-efficient, and subject to changing government regulation that could impact a Fund’s ability to use certain derivatives or their cost. The use of derivatives could expose a Fund to the effects of leverage causing the Fund to lose more money than it invested. There is no guarantee that derivatives activities will be employed or that they will work, and their use could lower returns or even result in losses to the Fund. Derivatives also may be harder to value, less tax-efficient, and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost.
Exchange-Traded Fund (“ETF”) Structure Risk — Each Fund is structured as an ETF, and as a result, is subject to special risks, including:
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Not Individually Redeemable — The Fund’s shares are not individually redeemable and may be redeemed by the Fund at its net asset value per share (“NAV”) only in large blocks known as Creation Units. The Fund may incur brokerage costs purchasing enough shares to constitute a Creation Unit. Alternatively, the Fund may redeem your shares by selling them on the secondary market at prevailing market prices.
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Trading Issues — Trading in shares on the exchange operated by Nasdaq Stock Market LLC (the “Exchange”) may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in shares inadvisable, such as extraordinary market volatility. There can be no assurance that shares will continue to meet the listing requirements of the Exchange. There is no guarantee that an active secondary market will develop for the shares. In stressed market conditions, authorized participants may be unwilling to participate in the creation/redemption process, particularly if the market for shares becomes less liquid in
21

Risk Factors

response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings, which may lead to widening of bid-ask spreads and differences between the market price of the shares and the underlying value of those shares.
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Market Price Variance Risk — The market prices of shares will fluctuate in response to changes in NAV and supply and demand for shares and will include a bid-ask spread charged by the exchange specialists, market makers, or other participants that trade the particular security. There may be times when the market price and the NAV vary significantly, particularly in times of market stress. This means that shares may trade at a premium or discount to NAV and bid-ask spreads may widen.
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International Closed Market Trading Risk — The Fund’s underlying securities may trade on foreign exchanges that are closed when the Exchange is open; consequently, events may transpire while such foreign exchanges are closed but the Exchange is open that may change the value of such underlying securities relative to their last quoted prices on such foreign exchanges.
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Authorized Participants Concentration Risk — A limited number of financial institutions may be responsible for all or a significant portion of the creation and redemption activity for the Fund. If these firms exit the business or are unable or unwilling to process creation and/or redemption orders, shares may trade at a premium or discount to NAV and bid-ask spreads may widen.
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Tax-Efficiency Risk — Redemptions of shares may be effected for cash, rather than in kind, which means that the Fund may need to sell portfolio securities in order to complete an in-cash redemption, and may recognize net gains on these sales. As a result, investments in the shares may be less tax-efficient than investments in ETFs that redeem solely or principally in kind, and the Fund may pay out higher annual capital gain distributions than if the in-kind redemption process was used.
Foreign Investing Risk — Foreign investing risk is the possibility that the value of a Fund’s investments in foreign securities will decrease because of currency exchange-rate fluctuations; foreign market illiquidity; emerging-market risk; increased price volatility; uncertain political conditions; exchange control regulations; foreign ownership limits; different accounting, reporting, and disclosure requirements; less publicly available information about foreign issuers; difficulties in obtaining legal judgments; and foreign withholding taxes, among other challenges on non-U.S. investments. Foreign investing may result in a Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies. Foreign investments may be more difficult to value than U.S. securities. Risks that require additional consideration are:
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Currency Risk — Investments in foreign currencies and in securities that trade in, or receive revenues in, or in derivatives that provide exposure to, foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar. Any such decline may erode or reverse any potential gains from an investment in securities denominated in foreign currency or may widen existing loss. Currency rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates; intervention (or the failure to intervene) by governments, central banks or supranational entities; the imposition of currency controls; or other political developments in the United States or abroad.
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Emerging Markets Risk — Investments in countries that are in the early stages of their industrial development involve exposure to economic structures that generally are less economically diverse and mature than those in the United States, and to political systems that may be less stable. Investments in emerging markets may be subject to the risk of abrupt and severe price declines and their financial markets often lack liquidity. In addition, emerging-market countries may be more likely than developed countries to experience rapid and significant adverse developments in their political or economic structures. Emerging-market economies also may be overly reliant on particular industries, and more
22

Risk Factors

vulnerable to shifts in international trade, trade barriers, and other protectionist or retaliatory measures. Governments in many emerging-market countries participate to a significant degree in their economies and securities markets. Some emerging-market countries restrict foreign investments, impose high withholding or other taxes on foreign investments, impose restrictive exchange control regulations, or may nationalize or expropriate the assets of private companies. Emerging-market countries also may be subject to high inflation and rapid currency devaluations and currency-hedging techniques may be unavailable in certain emerging-market countries.
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Political Risk — Political risk includes a greater potential for coups d’état, revolts, and expropriation by governmental organizations.
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European Economic Risk — On January 31, 2020, the United Kingdom (“UK”) left the European Union (“EU”), commonly referred to as “Brexit.” The impact of Brexit is so far uncertain. The effect on the UK’s economy will likely depend on the ongoing nature of trade relations with the EU. Brexit may cause increased volatility and may have a significant adverse impact for some time on business activity, world financial markets, international trade agreements, the UK and European economies and the broader global economy.
High-Yield Bond Risk — Fixed-income securities rated below investment grade, also known as “junk” or high-yield bonds, generally entail greater credit and liquidity risk than investment- grade securities. Their prices also may be more volatile, especially during economic downturns and financial setbacks or liquidity events. The Fund’s value could be hurt by price declines due to actual or perceived changes in an issuer’s ability to make such payments. These securities are considered by the major rating agencies to be predominantly speculative with respect to the issuer’s continuing ability to pay principal and interest and carry a greater risk that the issuer of such securities will default in the timely payment of principal and interest. Issuers of securities that are in default or have defaulted may fail to resume principal or interest payments, in which case the Fund may lose its entire investment. The creditworthiness of issuers of these securities may be more complex to analyze than that of issuers of investment- grade debt securities, and the overreliance on credit ratings may present additional risks.
Large Shareholder Risk — The Funds, like all investment companies, pool the investments of many investors. Actions by one shareholder or multiple shareholders may have an impact on the Funds and, therefore, indirectly on other shareholders. For example, significant levels of new investments in the Funds by shareholders may cause the Funds to have more cash than would otherwise be the case, which might have a positive or negative impact on Fund performance. Similarly, redemption activity might cause the Funds to sell portfolio securities, which may increase transaction costs and might generate a capital gain or loss, or cause it to borrow funds on a short-term basis to cover redemptions, which would cause the Funds to incur costs that, in effect, would be borne by all shareholders and not just the redeeming shareholders. Shareholder purchase and redemption activity also may affect the per share amount of the Funds' distributions of its net investment income and net realized capital gains, if any, thereby affecting the tax burden on the Funds' shareholders subject to federal income tax, and/or accelerate the realization of taxable income and cause the Funds to make taxable distributions to its shareholders earlier than the Funds otherwise would have. In addition, under certain circumstances, non-redeeming shareholders may be treated as receiving a disproportionately large taxable distribution during or with respect to such tax year. To the extent a larger shareholder (including, for example, an affiliated fund that operates as a fund-of-funds or 529 college savings plan) is permitted to invest in the Funds, the Funds may experience large inflows or outflows of cash from time to time. This activity could magnify these adverse effects on the Funds.
Liquidity Risk — Liquidity risk exists when particular investments cannot be disposed of quickly in the normal course of business. The ability of a Fund to dispose of such investments or other instruments at advantageous prices may be greatly limited. Market values for illiquid investments may not be readily available, and there can be no assurance that any fair value assigned to an illiquid investment at any
23

Risk Factors

time will accurately reflect the price a Fund might receive upon the sale of that investment. Adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer, including rising interest rates, may adversely affect the liquidity of a Fund’s investments. A Fund may be required to sell a less liquid investment in accordance with changes to an index it may seek to track. In such cases the sale proceeds received by a Fund may be substantially less than if a Fund had been able to sell the investments in more orderly transactions, and the sale price may be substantially lower than the price previously used by a Fund to value the investments for purposes of determining a Fund’s net asset value. A Fund may not achieve a high correlation with an index it may seek to track. In addition, a Fund, by itself or together with other accounts managed by the Adviser, may hold a position in an investment that is large relative to the typical trading volume for that investment, which can make it difficult for a Fund to dispose of the position at an advantageous time or price.
Management Risk —Each Fund is subject to management risk, which is the possibility that the investment techniques and risk analyses used in managing a Fund’s portfolio will not produce the desired results.
Market Risk — Any investment involves risk, and there is no assurance that the Fund’s investment objective will be achieved. Losing money is a risk of investing in the Fund. The value of the securities in which the Fund invests may go up or down in response to the prospects of individual companies, particular sectors or governments, and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets, or general investor sentiment. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Fund will rise in value. In addition, markets and market participants are increasingly reliant upon both publicly available and proprietary information data systems. Data imprecision, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at large. In certain cases, an exchange or market may close or issue trading halts on either specific securities or even the entire market, which may result in a Fund being, among other things, unable to buy or sell certain securities or financial instruments or accurately price its investments.
Market turmoil may be reflected in perceptions of economic uncertainty, price volatility in the equity and debt markets, and fluctuating trading liquidity. In response, governments may adopt a variety of fiscal and monetary policy changes, including but not limited to, direct capital infusions into companies, new monetary programs, and changes in interest rates. An unexpected or quick reversal of these policies could increase volatility in the equity and debt markets. Market conditions and economic risks could have a significant effect on domestic and international economies and could add significantly to the risks of increased volatility for a Fund. Equity securities tend to be more volatile than debt securities.
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Geopolitical/Natural Disaster Risk — Global economies and financial markets are increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely affect issuers in another country or region. Geopolitical and other risks, including war, economic sanctions, currency controls or other actions by countries or international bodies, terrorism, trade disputes, embargoes, political or economic dysfunction within some nations, public health crises and related geopolitical events, as well as environmental disasters such as earthquakes, fires, and floods, may add to instability in world economies and markets generally. Changes in trade policies and international trade agreements could affect the economies of many countries in unpredictable ways. Epidemics and/or pandemics, such as the coronavirus (or COVID-19), may result in, among other things, closing borders, disruptions to healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and consumer
24

Risk Factors

activity, as well as general concern and uncertainty. The impact may be short-term or may last for extended periods.
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Information Technology and Operational Risk — Markets and market participants are increasingly reliant upon both publicly available and proprietary information data systems. Data imprecision, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at large. The information technology and other operational systems upon which a Fund’s service providers rely may be subject to cyber attack or other technological disruptions, and could otherwise disrupt the ability of these service providers to perform essential tasks for a Fund. In certain cases, an exchange or market may close or issue trading halts on either specific securities or even the entire market, which may result in a Fund being, among other things, unable to buy or sell certain securities or financial instruments or accurately price its investments.
U.S. Government Sponsored Enterprises (“GSEs”) Risk — Securities issued by certain GSEs, such as MBS issued by the Government National Mortgage Association (“Ginnie Mae”), are backed by the full faith and credit of the U.S. government. Securities issued by other GSEs, such as Federal Home Loan Mortgage Corporation (“Freddie Mac”) and the Federal National Mortgage Association (“Fannie Mae”), are neither issued nor guaranteed by the U.S. Treasury. Rather, they are supported by the credit of the issuing agency, instrumentality or corporation. However, these securities typically have indirect support from the U.S. government through an ability to borrow from the U.S. Treasury, and the U.S. government is authorized to purchase the GSE’s obligations. If a GSE defaults on its obligations, the Fund might not be able to recover its investment. It is possible that actions by the U.S. Treasury or others could adversely impact the value of a Fund’s investments in securities issued by Fannie Mae and Freddie Mac.
Additional Risk Factors. The Adviser may use several types of investment strategies in pursuing Fund’s overall investment objective. The following risks are those that the Adviser does not consider to be principal risks of the Funds. Additional risks are included in the Funds' SAI.
Investment Company Risk — A Fund’s ability to achieve its investment objective may be directly related to the ability of the underlying any funds (including ETFs) held by the Fund to meet their investment objectives. In addition, shareholders of the Fund will indirectly bear the fees and expenses of the underlying investment companies. Underlying investment vehicles are subject to investment advisory and other expenses, which will be indirectly paid by the Fund. Lack of liquidity in an ETF could result in an ETF being more volatile than the underlying portfolio of securities.
Securities Lending Risk — The risk in lending portfolio securities, as with other extensions of credit, consists of the possibility of loss to a Fund due to (i) the inability of the borrower to return the securities, (ii) a delay in receiving additional collateral to adequately cover any fluctuations in the value of securities on loan, (iii) a delay in recovery of the securities, or (iv) the loss of rights in the collateral should the borrower fail financially. These events could trigger adverse tax consequences for the Fund. In addition, each Fund is responsible for any loss that might result from its investment of the borrower’s collateral. In determining whether to lend securities, the Adviser or the Funds' securities lending agent will consider relevant facts and circumstances, including the creditworthiness of the borrower.
Repurchase Agreement Risk — Repurchase agreements carry several risks. Although transactions must be fully collateralized at all times, they generally create leverage and involve some counterparty risk to a Fund, in that a defaulting counterparty could delay or prevent a Fund’s recovery of collateral. For example, if the other party to a repurchase agreement defaults on its obligation under the agreement, a Fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security and the market value of the security declines, a
25

Risk Factors

Fund may suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by a Fund are less than the repurchase price.
26

Organization and Management of the Funds

The Funds' Board of Trustees has the overall responsibility for overseeing the management of each Fund.
The Investment Adviser
The Adviser serves as the investment adviser to each of the Victory Funds pursuant to an investment advisory agreement. The Adviser oversees the operations of the Funds according to investment policies and procedures adopted by the Board of Trustees. The Adviser is a New York corporation that is registered as an investment adviser with the Securities and Exchange Commission (“SEC”). As of September 30, 2023 the Adviser managed and advised assets totaling in excess of $153.5 billion for individual and institutional clients. The Adviser’s principal address is 15935 La Cantera Parkway, San Antonio, TX 78256.
A discussion regarding the basis of the Board’s approval of the Funds' Advisory Agreement is available in the Funds' most recent semi annual report to shareholders for the period ended December 31.
The Adviser is a diversified global asset manager comprised of multiple investment teams, referred to as investment franchises, each of which utilizes an independent approach to investing. Victory Income Investors, a Victory Capital investment franchise, is responsible for the day-to-day investment management of the Funds.
Advisory fees to be paid annually, before waivers, are equal to the following:
Fund	Advisory Fee
VictoryShares Core Plus Intermediate Bond ETF	0.35%
VictoryShares Corporate Bond ETF	0.35%
See “Fund Fees and Expenses” for information about any contractual agreement by the Adviser to waive fees and/or reimburse expenses with respect to a Fund. From time to time, the Adviser also may voluntarily waive fees and/or reimburse expenses in amounts exceeding those required to be waived or reimbursed under any contractual agreement that may be in place with respect to a Fund.
Portfolio Management
James F. Jackson Jr., CFA, Senior Portfolio Manager, co-Chief Investment Officer, and Head of Fixed Income Portfolio Management, Victory Income Investors, a Victory Capital investment franchise, has co-managed the Funds since their inception. Mr. Jackson has 23 years of investment management experience including 10 years with USAA Asset Management Company (“AMCO”), which was acquired by the Adviser’s parent company in 2019. Education: MBA with High Distinction, Ross School of Business, University of Michigan and a B.S., United States Naval Academy. He holds the CFA designation and is a member of the CFA Institute and the CFA Society of San Antonio.
John Spear, CFA, Senior Portfolio Manager and co-Chief Investment Officer, Victory Income Investors, a Victory Capital investment franchise, has co-managed the Fund since 2016. He has 37 years of investment management experience including 21 years with AMCO, which was acquired by the Adviser’s parent company in 2019. Education: B.B.A., Western Illinois University. He holds the CFA designation and is a member of the CFA Institute and the CFA Society of San Antonio.
Kurt Daum, J.D., Senior Portfolio Manager, Victory Income Investors, a Victory Capital investment franchise, has co-managed the Fund since 2016. Mr. Daum has 21 years of investment management experience including six years with AMCO, which was acquired by the Adviser’s parent company in 2019. Education: B.B.A., University of Texas at Austin; J.D., University of Texas School of Law.
27

Organization and Management of the Funds

R. Neal Graves, CFA, CPA, Senior Portfolio Manager, Victory Income Investors, a Victory Capital investment franchise, has co-managed the Fund since 2019. Mr. Graves has 30 years of finance related experience including 20 years of investment management experience with AMCO, which was acquired by the Adviser’s parent company in 2019. Education: M.P.A, University of Texas at Austin; B.B.A., University of Texas at Austin. He holds the CFA designation and is a member of the CFA Institute and the CFA Society of San Antonio.
Michael Duncan, Portfolio Manager and Fixed Income Research Analyst, Victory Income Investors, a Victory Capital investment franchise, has co-managed a portion of the Corporate Bond Fund since November 2023. He has 32 years of investment management experience including six years with AMCO, which was acquired by the Adviser’s parent company in 2019. Education: MBA, Raymond A. Mason School of Business, College of William & Mary and a B.S., Radford University. He holds the CFA designation and is a member of the CFA Institute and the CFA Society of San Antonio.
The Funds' SAI provides additional information about the portfolio managers' method of compensation, other accounts they manage and any ownership interests they may have in the Funds.
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Investing with Victory

Share Price

The net asset value (“NAV”) of each Fund generally is determined at 4:00 p.m. (Eastern Time) on each day the New York Stock Exchange (“NYSE”) is open for business. In the event of an emergency or other disruption in trading on the NYSE, a Fund’s NAV will be determined based upon the close of the NYSE. The NAV is computed by determining the aggregate market value of all assets of a Fund, less its liabilities, divided by the total number of shares outstanding.
NAV=	Total Assets - Liabilities
Number of Shares Outstanding
The NAV takes into account the expenses and fees of a Fund, including management, administration, and distribution fees (if any), which are accrued daily. The determination of NAV for a Fund for a particular day is applicable to all applications for the purchase of shares, as well as all requests for the redemption of shares, received by a Fund (or an authorized broker or agent, or its authorized designee) before the close of trading on the NYSE on that day. The NYSE is closed on weekends, most national holidays, and Good Friday.
Generally, the Funds' investments are valued each day at the last quoted sales price on each investment’s primary exchange. Investments traded or dealt in upon one or more exchanges (whether domestic or foreign) for which market quotations are readily available and not subject to restrictions against resale shall be valued at the last quoted sales price on the primary exchange or, in the absence of a sale on the primary exchange, at the last bid on the primary exchange. Securities primarily traded in the National Association of Securities Dealers’ Automated Quotation System (“Nasdaq”) National Market System for which market quotations are readily available shall be valued using the Nasdaq Official Closing Price. If market quotations are not readily available, investments will be valued at their fair market value as determined in good faith by the Adviser in accordance with procedures approved by the Board and evaluated by the Board as to the reliability of the fair value method used. In these cases, a Fund’s NAV will reflect certain portfolio investments’ fair value rather than their market price. Fair value pricing involves subjective judgments and it is possible that the fair value determined for an investment is materially different than the value that could be realized upon the sale of that investment. The fair value prices can differ from market prices when they become available or when a price becomes available.
A Fund may use independent pricing services to assist in calculating the value of the Fund’s securities or other assets. In addition, market prices for foreign securities are not determined at the same time of day as the NAV for a Fund. In computing the NAV, a Fund values foreign securities held by a Fund at the latest closing price on the exchange in which they are traded immediately prior to closing of the NYSE. Prices of foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates. The value of a Fund’s securities may change on days when shareholders are not able to purchase and redeem the Fund’s shares if the Fund has portfolio securities that primarily are traded in foreign markets that are open on weekends or other days when the Fund does not price its shares. If events materially affecting the value of a security in a Fund’s portfolio, particularly foreign securities, occur after the close of trading on a foreign market but before a Fund prices its shares, the security will be valued at fair value. For example, if trading in a portfolio security is halted and does not resume before a Fund calculates its NAV, the Adviser may need to price the security using a Fund’s fair value pricing guidelines. Without a fair value price, short-term traders could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors. Fair valuation of a Fund’s portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of a Fund’s NAV by short-term traders. The determination of fair value involves subjective judgments. As a result, using fair value to price a
29

Share Price

security may result in a price materially different from the prices used by other funds to determine NAV, or from the price that may be realized upon the actual sale of the security.
With respect to any portion of a Fund’s assets that are invested in one or more open-end management investment companies registered under the Investment Company Act of 1940, as amended (“1940 Act”), a Fund’s NAV is calculated based upon the NAVs of those open-end management investment companies, and the prospectuses for these companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.
Short-term debt obligations with remaining maturities in excess of 60 days are valued at current market prices, as discussed above. Short-term debt obligations with 60 days or less remaining to maturity are, unless conditions indicate otherwise, amortized to maturity based on their cost to the Fund if acquired within 60 days of maturity or, if already held by the Fund on the 60th day, based on the value determined on the 61st day.
Premium/Discount Information
Since investors will buy and sell shares of the Funds in secondary market transactions through brokers at market prices, the Funds' shares will trade at market prices. The market price of shares may be greater than, equal to, or less than NAV. Market forces of supply and demand, economic conditions and other factors may affect the trading prices of shares of a Fund.
For recent information about a Fund, including a Fund’s NAV, market price, premiums and discounts, and bid-ask spreads visit vcm.com.
30

How to Buy and Sell Shares

Shares of each Fund will be listed for trading on the Exchange under the ticker symbols listed on the cover of this Prospectus. Share prices are reported in dollars and cents per share. Shares can be bought and sold on the secondary market throughout the trading day like other publicly traded shares, and shares typically trade in blocks of less than a Creation Unit. There is no minimum investment required. Shares may only be purchased and sold on the secondary market when the Exchange is open for trading.
When buying or selling shares through a broker, you will incur customary brokerage commissions and charges. The commission is often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell smaller amounts of shares. You may also pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction. The spread varies over time for shares of the Fund based on the Fund’s trading volume and market liquidity, and is generally lower if a Fund’s shares have more trading volume and market liquidity and higher if a Fund’s shares have little trading volume and market liquidity.
Only an Authorized Participant (“AP”) may engage in creation or redemption transactions directly with the Fund. The Funds' APs are institutions and large investors, such as market makers or other large broker-dealers, which have entered into a Participation Agreement with the Funds' distributor to undertake the responsibility of obtaining or selling the underlying assets needed to purchase or redeem, respectively, Creation Units of the Funds. APs may acquire shares directly from a Fund, and APs may tender their shares for redemption directly to a Fund, at NAV per share only in large blocks, or Creation Units, of 25,000 shares. Purchases and redemptions directly with a Fund must follow the Funds' procedures, which are described in the SAI.
The Funds may liquidate and terminate at any time without shareholder approval.
Share Trading Prices
The trading prices of a Fund’s shares in the secondary market generally differ from the Fund’s daily NAV and are affected by market forces such as the supply of and demand for shares and shares of underlying investments held by the Fund, economic conditions, and other factors.
Book Entry
Shares are held in book entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding shares of the Funds and is recognized as the owner of all shares for all purposes.
Investors owning shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book entry or “street name” form.
Frequent Purchases and Redemptions of Fund Shares
Each Fund’s shares can only be purchased and redeemed directly from a Fund by APs in Creation Units. Direct trading by APs is critical to ensuring that a Fund’s shares trade at or close to NAV. The cash to be contributed to (or received from) the Fund in connection with a Creation Unit generally is negligible compared to the total amount of the trade. A Fund with exposure to non-U.S. securities employs fair valuation pricing to minimize arbitrage opportunities that attempt to exploit the differences between a security’s market quotation and its fair value. In addition, the Funds impose
31

How to Buy and Sell Shares

transaction fees on purchases and redemptions of shares to cover the custodial and other costs incurred by the Funds in effecting trades. These fees increase if an investor substitutes cash in part or in whole for securities, reflecting the fact that a Fund’s trading costs increase in those circumstances.
Trading of a Fund’s shares by individual shareholders occurs on the secondary market. Because the secondary market trades do not directly involve the Funds, it is unlikely those trades would cause the harmful effects of market timing, including dilution, disruption of portfolio management, increases in a Fund’s trading costs and the realization of capital gains.
Given this structure, the Board has determined that it is not necessary to monitor for frequent in-kind purchases and redemptions of shares or market timing activity by the APs or on the shares’ secondary market.
Other Payments to Financial Intermediaries
If you purchase Fund shares through an investment professional, a broker dealer, or other financial intermediary, the Fund may pay for sub-transfer agent, recordkeeping and/or similar administrative services. In addition, Victory Capital (and its affiliates) may make substantial payments out of its own resources, including the profits from the advisory fees Victory Capital receives from the Funds, to affiliated and unaffiliated dealers or other investment professionals and service providers for distribution, administrative and/or shareholder servicing activities. Victory Capital also may reimburse the distributor (or the distributor’s affiliates) for making these payments. Some of these distribution-related payments may be made to dealers or other investment professionals for marketing, promotional or related expenses; these payments are often referred to as “revenue sharing.” In some circumstances, these types of payments may create an incentive for a dealer or investment professional or its representatives to recommend or offer shares of the Funds to its customers. You should ask your dealer or investment professional for more details about any such payments it receives.
32

Distribution and Service Plan

The Funds has adopted a distribution and service plan (“Plan”) pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Funds are authorized to pay distribution fees to the distributor and other firms that provide distribution and shareholder services (“Service Providers”). If a Service Provider provides these services, the Funds may pay fees at an annual rate not to exceed 0.25% of average daily net assets, pursuant to Rule 12b-1 under the 1940 Act.
No distribution or service fees are currently paid by the Funds and there are no current plans to impose these fees. In the event Rule 12b-1 fees were charged, over time they would increase the cost of an investment in the Funds.
33

Distributions and Taxes

Unlike interests in conventional mutual funds, which typically are bought and sold from and to a fund only at closing NAVs, each Fund’s shares are traded throughout the day in the secondary market on a national securities exchange on an intra-day basis and are created and redeemed in-kind and/or for cash in Creation Units at each day’s next calculated NAV. In-kind arrangements are designed to protect ongoing shareholders from the adverse effects on a Fund’s portfolio that could arise from frequent cash redemption transactions. In a conventional mutual fund, redemptions can have an adverse tax impact on taxable shareholders if the mutual fund needs to sell portfolio securities to obtain cash to meet net fund redemptions. These sales may generate taxable gains for the ongoing shareholders of the mutual fund, whereas the shares’ in-kind redemption mechanism generally will not lead to a tax event for the Fund or its ongoing shareholders.
Taxes on Distributions
Each Fund ordinarily declares and pays dividends from net investment income, if any, monthly, and net realized capital gains, if any, annually. The Funds may also pay a special distribution at the end of a calendar year to comply with U.S. federal tax requirements. Dividends from a Fund’s net long-term capital gains, if any, in excess of net short-term capital losses (capital gain dividends) that are properly designated as such are taxable to you as long-term capital gains (at the 20% maximum rate referred to above for non-corporate shareholders) regardless of how long you have held the Fund’s shares. Dividends from a Fund’s net investment income, including net short-term capital gains, if any, are taxable to you as ordinary income (other than qualified dividend income). Dividends from a Fund’s qualified dividend income (i.e., dividends received on stock of most domestic and certain foreign corporations), if any, that are properly designated as such are taxable to non-corporate shareholders at long-term capital gain rates, provided that the Fund and the shareholder satisfy certain holding period and other requirements. A Fund’s dividends also may be eligible for the dividends-received deduction allowed to corporations, subject to similar restrictions.
Distributions in cash may be reinvested automatically in additional whole shares only if the broker through whom you purchased shares makes such option available.
In general, your distributions are subject to U.S. federal income tax when they are paid, whether you take them in cash or reinvest them in a Fund (if that option is available). Distributions reinvested in additional shares of a Fund through the means of a dividend reinvestment service, if available, will be taxable to shareholders acquiring the additional shares to the same extent as if such distributions had been received in cash.
Distributions in excess of a Fund’s current and accumulated earnings and profits are treated as a tax-free return of capital to the extent of (and in reduction of) your basis in the shares and any excess amount will be treated as capital gain.
If the NAV at the time a shareholder purchases shares of a Fund reflects undistributed net investment income, recognized net capital gain, or unrealized appreciation in the value of the assets of the Fund, distributions of such amounts will be taxable to the shareholder in the manner described above, although such distributions economically constitute a return of capital to the shareholder.
As with any investment, you should consider how your investment in shares will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in shares.
Unless your investment in shares is made through a tax-exempt entity or tax-deferred retirement account, such as an individual retirement account, you need to be aware of the possible tax consequences when:
◼
A Fund makes distributions,
◼
You sell your shares listed on the Exchange, and
34

Distributions and Taxes

◼
You purchase or redeem Creation Units.
If you are a nonresident alien individual, foreign trust or estate, foreign corporation or foreign partnership, the Fund’s ordinary income dividends may be subject to a 30% U.S. withholding tax. See the section titled “TAXES—Foreign Shareholders” in the SAI for details.
Taxes on Exchange-Listed Share Sales
Any capital gain or loss realized upon a sale of shares is generally treated as long-term capital gain or loss if the shares have been held for more than one year and as short-term capital gain or loss if the shares have been held for one year or less. The ability to deduct capital losses from sales of shares may be limited.
A nonresident alien individual, foreign trust or estate, foreign corporation or foreign partnership is generally exempt from U.S. federal income or withholding tax on gains realized on the sale or other disposition of shares of a Fund.
Taxes on Purchase and Redemption of Creation Units
An AP who exchanges securities for Creation Units generally will recognize gain or loss equal to the difference between the market value of the Creation Units at the time of the exchange and the sum of the AP’s aggregate basis in the securities surrendered plus any cash it pays. An AP who exchanges Creation Units for securities will generally recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the sum of the aggregate market value of the securities received plus any cash equal to the difference between the NAV of the shares being redeemed and the value of the securities. The Internal Revenue Service (“Service”), however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing “wash sales” or for other reasons. Persons exchanging securities should consult their own tax advisor with respect to whether wash sale rules apply and when a loss might be deductible.
Any capital gain or loss realized on the purchase or redemption of Creation Units will generally be treated as long-term capital gain or loss if the securities surrendered to purchase the Creation Units or the Creation Units, as applicable, have been held for more than one year and as short-term capital gain or loss if the securities surrendered or the Creation Units, as applicable, have been held for one year or less.
If you purchase or redeem Creation Units, you will be sent a confirmation statement showing how many shares you purchased or sold and at what price. See “TAXES” in the SAI for a description of the requirement regarding basis determination methods applicable to share redemptions and the Fund’s obligation to report basis information to the Service.
Backup Withholding
By law, a Fund is required to withhold 24% of your distributions and proceeds if you have not provided the Fund with a correct Social Security number or other taxpayer identification number and in certain other situations.
35

Distributions and Taxes

Foreign Account Tax Compliance Act
Under the “Foreign Account Tax Compliance Act,” unless certain foreign entities comply with certain IRS requirements that generally require them to report information regarding U.S. persons investing in, or holding accounts with, such entities, a 30% U.S. withholding tax may apply to dividends paid by the Fund to such entities. See the section titled “TAXES—Foreign Shareholders” in the SAI for details.
The foregoing discussion summarizes some of the possible consequences under current federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. Consult your personal tax advisor about the potential tax consequences of an investment in the shares under all applicable tax laws.
36

Other Information

Investments by Investment Companies
Section 12(d)(1) of the 1940 Act restricts investments by investment companies in the securities of other investment companies, including shares of the Funds. Registered investment companies are permitted to invest in the Funds beyond the limits set forth in Section 12(d)(1) as permitted by any rules and regulations adopted under applicable law, including that such investment companies enter into an agreement with the Trust on behalf of the Funds.
Continuous Offering
The method by which Creation Units of shares are created and traded may raise certain issues under applicable securities laws. Because new Creation Units of shares are issued and sold by the Funds on an ongoing basis, a “distribution,” as such term is used in the Securities Act of 1933, as amended (the “Securities Act”), may occur at any point. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery requirement and liability provisions of the Securities Act.
For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the distributor, breaks them down into constituent shares and sells the shares directly to customers or if it chooses to couple the creation of a supply of new shares with an active selling effort involving solicitation of secondary market demand for shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a characterization as an underwriter.
Broker-dealer firms should also note that dealers who are not “underwriters” but are effecting transactions in shares, whether or not participating in the distribution of shares, are generally required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(a)(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker-dealer firms should note that dealers who are not “underwriters” but are participating in a distribution (as contrasted with engaging in ordinary secondary market transactions) and thus dealing with the shares that are part of an overallotment within the meaning of Section 4(a)(3)(C) of the Securities Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the Securities Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the Securities Act is only available with respect to transactions on a national exchange.
Dealers effecting transactions in the Funds' shares, whether or not participating in this distribution, are generally required to deliver a Prospectus. This is in addition to any obligation of dealers to deliver a Prospectus when acting as underwriters.
Portfolio Holdings Disclosure
A description of the Funds policies regarding disclosure of the securities in each Fund’s portfolio is found in the Statement of Additional Information. Each Fund’s portfolio is disclosed daily on the Funds' website at www.VictorySharesLiterature.com. Shareholders may also request portfolio holdings schedules at no charge by calling toll free 1-866-376-7890.
37

Other Information

Shareholder Communications
In order to eliminate duplicate mailings to an address at which two or more shareholders with the same last name reside, the Victory Funds may send only one copy of any shareholder reports, proxy statements, prospectuses and their supplements, unless you have instructed us to the contrary. You may request that the Victory Funds send these documents to each shareholder individually by calling the Victory Funds at 1-866-376-7890, and they will be delivered promptly.
While this Prospectus and the SAI of the Trust describe pertinent information about the Trust and each Fund, neither this Prospectus nor the SAI represents a contract between the Trust or a Fund and any shareholder.
Other Disclosures
Victory Capital means Victory Capital Management Inc., the investment adviser of the VictoryShares ETFs. VictoryShares ETFs are distributed by Foreside Fund Services, LLC (Foreside). Foreside is a member of FINRA. Victory Capital is not affiliated with Foreside.
38

Financial Highlights

The following financial highlights tables reflect historical information about shares of the Funds and are intended to help you understand each Fund's financial performance for the past five years, or, if shorter, the period of its operations. Certain information shows the results of an investment in one share of a Fund. To the extent a Fund invests in other funds, the Total Annual Operating Expenses included in a Fund's Fees and Expenses Table may not correlate to the ratio of expenses to average net assets in the financial highlights below. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in each Fund (assuming reinvestment of all dividends and distributions).
The information presented has been audited by Cohen & Company, Ltd., the Funds' independent registered public accounting firm, whose report, along with the Funds' financial statements, are included in the Funds' annual report to shareholders, which is available upon request.
39

VictoryShares Core Plus Intermediate Bond ETF
	Year Ended 6/30/23	10/5/21(a) through 6/30/22
Net Asset Value, Beginning of Period	$21.92	$25.00
Investment Activities:
Net investment income (loss)(b)	0.87	0.38
Net realized and unrealized gains (losses)	(0.49)	(3.17)
Total from Investment Activities	0.38	(2.79)
Distributions to Shareholders from:
Net investment income	(0.86)	(0.29)
Total Distributions	(0.86)	(0.29)
Net Asset Value, End of Period	$21.44	$21.92
Total Return(c),(d)	1.77%	(11.20)%
Ratios to Average Net Assets:
Net Expenses(e),(f)	0.40%	0.40%
Net Investment Income (Loss)(e)	4.04%	2.20%
Gross Expenses(e),(f)	0.45%	0.50%
Supplemental Data:
Net Assets at end of period (000's)	$213,844	$213,729
Portfolio Turnover(c),(g)	60%	56%
(a)
Commencement of operations.
(b)
Per share net investment income (loss) has been calculated using the average daily shares method.
(c)
Not annualized for periods less than one year.
(d)
Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. Generally Accepted Accounting Principles and could differ from the reported return.
(e)
Annualized for periods less than one year.
(f)
Does not include acquired fund fees and expenses, if any.
(g)
Excludes impact of in-kind transactions.
40

VictoryShares Corporate Bond ETF
	Year Ended 6/30/23	10/5/21(a) through 6/30/22
Net Asset Value, Beginning of Period	$20.86	$25.00
Investment Activities:
Net investment income (loss)(b)	0.67	0.37
Net realized and unrealized gains (losses)	(0.30)	(4.19)
Total from Investment Activities	0.37	(3.82)
Distributions to Shareholders from:
Net investment income	(0.65)	(0.32)
Total Distributions	(0.65)	(0.32)
Net Asset Value, End of Period	$20.58	$20.86
Total Return(c),(d)	1.85%	(15.37)%
Ratios to Average Net Assets:
Net Expenses(e),(f)	0.40%(g)	0.40%
Net Investment Income (Loss)(e)	3.26%	2.17%
Gross Expenses(e),(f)	0.46%	0.53%
Supplemental Data:
Net Assets at end of period (000's)	$105,486	$104,323
Portfolio Turnover(c),(h)	27%	9%
(a)
Commencement of operations.
(b)
Per share net investment income (loss) has been calculated using the average daily shares method.
(c)
Not annualized for periods less than one year.
(d)
Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. Generally Accepted Accounting Principles and could differ from the reported return.
(e)
Annualized for periods less than one year.
(f)
Does not include acquired fund fees and expenses, if any.
(g)
Includes impact of voluntary waivers. Without these voluntary waivers, the net expense ratio would have been at the contractual cap.
(h)
Excludes impact of in-kind transactions.
41

VS-ESGETF-PRO (11/23)
By mail:
VictoryShares
4900 Tiedeman Road, 4th Floor
Brooklyn, OH 44144

4900 Tiedeman Road,
4th Floor
Brooklyn, OH 44144
Statement of Additional Information (SAI): The SAI contains more information about the Funds' operations, investment restrictions, policies, and practices. The SAI is incorporated by reference into this Prospectus, which means that it is legally part of this Prospectus, even if you do not request a copy.
Annual and Semi Annual Reports: Annual and semi annual reports contain more information about the Funds' investments and the market conditions and investment strategies that significantly affected the Funds' performance during the most recent fiscal period.
How to Obtain Information: You may obtain a free copy of the SAI or annual and semi annual reports, and ask questions about the Funds or your accounts, online at VictorySharesLiterature.com, by contacting the Funds at the following address or telephone number, or by contacting your financial intermediary.
By telephone:
Call VictoryShares at
866-376-7890
You also can get information about the Funds (including the SAI and other reports) from the Securities and Exchange Commission (SEC) on the SEC’s Edgar database at sec.gov, or after paying a duplicating fee, by electronic request sent to the following e-mail address: publicinfo@sec.gov.
Investment Company Act File Number 811-22696

November 1, 2023
Prospectus
VictoryShares THB Mid Cap ESG ETF (MDCP)
Listed and traded on:
The Nasdaq Stock Market LLC
The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.
VictorySharesLiterature.com
866-376-7890

VictoryShares THB Mid Cap ESG ETF Summary
Investment Objective
The VictoryShares THB Mid Cap ESG ETF (the “Fund”) seeks capital appreciation.
Fund Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Shareholder Fees (paid directly from your investment)	None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.50%
Other Expenses	1.91%
Total Annual Fund Operating Expenses	2.41%
Fee Waiver/Expense Reimbursement[1]	(1.86)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement[1]	0.55%
1
Victory Capital Management Inc. (the “Adviser”) has contractually agreed to waive its management fee and/or reimburse expenses so that the total annual fund operating expenses (excluding certain items such as interest, taxes, and brokerage commissions) do not exceed 0.55% through at least October 31, 2024. The Adviser is permitted to recoup advisory fees waived and expenses reimbursed for up to three years after the date of the waiver or reimbursement, subject to the lesser of any operating expense limits in effect at the time of (a) the original waiver or expense reimbursement; or (b) the recoupment, after giving effect to the recoupment amount. This agreement may only be terminated by the Fund’s Board of Trustees.
Example:
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that (1) you invest $10,000 in the Fund for the time periods indicated and then sell or continue to hold all of your shares at the end of the period, (2) your investment has a 5% return each year, and (3) the Fund’s operating expenses remain the same. The amounts shown reflect any fee waiver/expense reimbursement in place through its expiration date. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$56	$573	$1,116	$2,604
Portfolio Turnover:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover will generally indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund’s performance. For the most recent fiscal period, the Fund’s portfolio turnover rate was 20% of the average value of its portfolio.
1

VictoryShares THB Mid Cap ESG ETF Summary
Principal Investment Strategy
The Adviser pursues the Fund’s investment objective by investing, under normal circumstances, at least 80% of its assets in equity securities of mid-cap companies. The Fund considers “mid-cap companies” to be companies with market capitalizations that, at the time of initial purchase, are within the capitalization range of companies comprising the Russell Mid Cap Index. As of September 30, 2023, the Russell Midcap Index included companies with approximate market capitalizations between $470.1 million and $55.4 billion. The size of companies in the index changes with market conditions and the composition of the index. Generally, the Adviser expects the Fund will hold approximately 30 securities.
The Adviser uses a bottom-up, fundamental research investment process integrated with analysis of a company’s Environmental, Social and Governance (“ESG”) factors to identify high quality companies it believes have the ability to sustainably grow shareholder equity and that are trading below the Adviser’s assessment of their intrinsic value. The Adviser believes there is a strong linkage between high-quality companies, good corporate citizenship, and long-term shareholder value creation.
The portfolio management team first narrows the Fund’s investment universe from approximately 800 companies to approximately 200 companies by applying multifactor fundamental screening. It then further analyzes these companies to narrow the potential investments to a watchlist of approximately 50 companies by using quantitative and qualitative criteria to identify significant factors that the Adviser believes will increase the value of the company’s securities (e.g., rising cash flows or increasing revenues). To identify and select the final portfolio, the team looks for securities that it believes offer the highest adjusted return, which it calculates by applying its proprietary Quality Assessment and risk measures to each security’s pre-adjusted expected return. The Quality Assessment, which guides the team’s decisions on selecting, retaining, and selling investments for the Fund, seeks to identify high-quality companies by analyzing their 1) management, 2) financial strength, 3) industry position and, as a final analytical step, 4) ESG rating as determined by the team’s proprietary ESG rating methodology, discussed below.
ESG rating methodology. The Adviser applies its ESG rating methodology to each company when making portfolio decisions. The portfolio management team gathers relevant ESG data using multiple primary and secondary sources such as company filings, discussions with management, news, and a number of third-party data providers. ESG data may include metrics regarding a company’s carbon emissions, water utilization, employee diversity and director independence, among other things. The Adviser does not exclusively rely on any third-party ESG ratings or scores during the portfolio construction process to make investment decisions and its own proprietary ratings could differ from those of a third party.
The Adviser’s internally developed ESG rating methodology aligns with the Fund’s investment process and philosophy. The Adviser groups ESG factors into 16 main categories across the three ESG pillars, which include without limitation the risks and opportunities related to:
◼
Environment - climate change, energy efficiency, green technology, water and air pollution, material recycling
◼
Social - health and safety, labor practices, supply chain management, community impact
◼
Governance - board diversity and independence, executive compensation, financial reporting
The Adviser has established an internal financial materiality map that takes into consideration how material various ESG factors are in the context of a company’s specific industry and weights each factor accordingly. These weighted factors are then used to assign the company with an overall ESG rating based on a rules-based formula.
The Fund may invest in a company with below average ESG ratings when the Adviser has identified corrective actions that the company is taking to improve ESG performance. In such cases, the investment team will take a forward-looking perspective by identifying areas of weaknesses and/or
2

VictoryShares THB Mid Cap ESG ETF Summary
strengths that the company can capitalize on over the longer term. The team has a policy of positive engagement with the company’s management that is designed to foster constructive change on ESG factors.
The Fund will not invest in entities directly involved in the primary manufacture of complete tobacco products, cluster munitions, thermal coal, and fossil fuels. The Fund also undertakes to maintain the portfolio’s level of overall Carbon Risk (measured as a function of carbon emission intensity) generally at or below the level of a third-party index comprised of large- and mid-cap segments of the U.S. and Canadian markets that excludes companies with the highest carbon emissions intensity and the largest owners of carbon reserves per dollar of market capitalization.
The equity securities in which the Fund invests are primarily common stocks. In addition, the Fund may invest in foreign securities, including American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”). The Fund expects that typically 10% or less of the Fund’s total asset value will be invested in foreign securities, ADRs and GDRs, as determined at the time of investment.
From time to time, the Fund may focus its investments in one or more economic sectors. As of the date of this Prospectus, the Fund expects that it will have significant investments in the consumer discretionary, health care, industrials, and information technology sectors.
Principal Risks of Investing in the Fund
The Fund’s investments are subject to the following principal risks:
Equity Securities Risk — The value of the equity securities in which the Fund invests may decline in response to developments affecting individual companies and/or general economic conditions in the United States or abroad. A company's earnings or dividends may not increase as expected (or may decline) because of poor management, competitive pressures, reliance on particular suppliers or geographical regions, labor problems or shortages, corporate restructurings, fraudulent disclosures, man-made or natural disasters, military confrontations or wars, terrorism, public health crises, or other events, conditions, and factors. Price changes may be temporary or last for extended periods.
Market Risk — Overall market risks may affect the value of the Fund. Domestic and international factors such as political events, war, terrorism, trade disputes, inflation rates, interest rate levels, and other fiscal and monetary policy changes; cybersecurity incidents, pandemics, and other public health crises; sanctions against a particular foreign country, its nationals, businesses, or industries; and related geopolitical events, as well as environmental disasters such as earthquakes, fires, and floods, or other catastrophes, may add to instability in global economies and markets generally, and may lead to increased market volatility. Global economies and financial markets are highly interconnected, which increases the possibility that conditions in one country or region might adversely affect issuers in another country or region. The impact of these and other factors may be short-term or may last for extended periods.
Mid-Capitalization Stock Risk — Mid-sized companies may be subject to a number of risks not associated with larger, more established companies, potentially making their stock prices more volatile and increasing the risk of loss.
Responsible Investing Risk — The Adviser’s integration of responsible investing or ESG considerations may result in the Fund forgoing some market opportunities available to funds that do not apply such considerations. Responsible investing considerations may be linked to long-term rather than short-term returns. Third-party information and data used by a portfolio manager might be incorrect or only take into account one of many ESG-related components of portfolio companies. Investing on the basis of ESG criteria is qualitative and subjective by nature, and there can be no assurance that the ESG criteria assessed by the Adviser’s research process or from third-party materials or any judgment exercised by the Adviser will reflect the beliefs or values of any particular investor.
3

VictoryShares THB Mid Cap ESG ETF Summary
Exchange-Traded Fund (“ETF”) Structure Risk — The Fund is structured as an ETF and, as a result, is subject to special risks, including:
◼
Not Individually Redeemable — The Fund’s shares are not individually redeemable and may be redeemed by the Fund at its net asset value per share (“NAV”) only in large blocks known as Creation Units. The Fund may incur brokerage costs purchasing enough shares to constitute a Creation Unit. Alternatively, the Fund may redeem your shares by selling them on the secondary market at prevailing market prices.
◼
Trading Issues — Trading in shares on the exchange operated by Nasdaq Stock Market LLC (the “Exchange”) may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in shares inadvisable, such as extraordinary market volatility. There can be no assurance that shares will continue to meet the listing requirements of the Exchange. There is no guarantee that an active secondary market will develop for the shares. In stressed market conditions, authorized participants may be unwilling to participate in the creation/redemption process, particularly if the market for shares becomes less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings, which may lead to widening of bid-ask spreads and differences between the market price of the shares and the underlying value of those shares.
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Market Price Variance Risk — The market prices of shares will fluctuate in response to changes in NAV and supply and demand for shares and will include a bid-ask spread charged by the exchange specialists, market makers, or other participants that trade the particular security. There may be times when the market price and the NAV vary significantly, particularly in times of market stress. This means that shares may trade at a premium or discount to NAV and bid-ask spreads may widen.
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International Closed Market Trading Risk — Many of the Fund’s underlying securities trade on foreign exchanges that are closed when the Exchange is open; consequently, events may transpire while such foreign exchanges are closed but the Exchange is open that may change the value of such underlying securities relative to their last quoted prices on such foreign exchanges.
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Authorized Participants Concentration Risk — A limited number of financial institutions may be responsible for all or a significant portion of the creation and redemption activity for the Fund. If these firms exit the business or are unable or unwilling to process creation and/or redemption orders, shares may trade at a premium or discount to NAV and bid-ask spreads may widen.
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Intraday Indicative Value (“IIV”) Risk — The Exchange intends to disseminate the approximate per share value of the Fund’s published basket of securities (“Deposit Securities”) every 15 seconds (the “intraday indicative value” or “IIV”). The IIV is not a real-time update of the NAV per share of the Fund because the IIV may not be calculated in the same manner as the NAV. For example, the calculation of the NAV may be subject to fair valuation at different prices than those used in the calculations of the IIV and, unlike the calculation of NAV, the IIV does not take into account Fund expenses. The IIV calculations are based on local market prices and may not reflect events that occur subsequent to the local market’s close which could affect premiums and discounts between the IIV and the market price of the shares. In addition, the IIV is based on the published Deposit Securities and not on the Fund’s actual holdings.
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Tax-Efficiency Risk — Redemptions of shares may be effected for cash, rather than in kind, which means that the Fund may need to sell portfolio securities in order to complete an in-cash redemption, and may recognize net gains on these sales. As a result, investments in the shares may be less tax-efficient than investments in ETFs that redeem solely or principally in kind, and the Fund may pay out higher annual capital gain distributions than if the in-kind redemption process was used.
4

VictoryShares THB Mid Cap ESG ETF Summary
Large Shareholder Risk — Certain large shareholders, including other funds advised by the Adviser, may from time to time own a substantial amount of the Fund’s shares. The actions by one shareholder or multiple shareholders may have an impact on the Fund and, therefore, indirectly on other shareholders. Shareholder purchase and redemption activity may affect the per share amount of the Fund’s distributions of its net investment income and net realized capital gains, if any, thereby affecting the tax burden on the Fund’s shareholders subject to federal income tax. To the extent a larger shareholder (including, for example, an affiliated fund that operates as a fund-of-funds or 529 college savings plan) is permitted to invest in the Fund, the Fund may experience large inflows or outflows of cash from time to time. This activity could magnify these adverse effects on the Fund.
Sector Focus Risk — While the Fund reserves the right to dynamically allocate its assets across economic sectors, listed below are some of the risks associated with the sectors in which the Fund may make significant investments. Market or economic factors impacting those sectors could have a significant effect on the value of the Fund’s investments and could make the Fund’s performance more volatile.
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Consumer Discretionary Sector Risk — Companies in the consumer discretionary sector are subject to the risk that their products or services may become obsolete quickly. The success of these companies can depend heavily on disposable household income and consumer spending and may be adversely affected by changes in consumer spending as a result of world events, political and economic conditions, commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources, and labor relations.
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Health Care Sector Risk — Companies in the health care sector may be adversely affected by extensive government regulation, restrictions on government reimbursement for medical expenses, rising or falling costs of medical products and services, pricing pressure, an increased emphasis on outpatient services, limited number of products, product obsolescence, industry innovation, changes in technologies, and other market developments. Companies in the health care sector are heavily dependent on patent protection and the expiration of patents may adversely affect these companies. Many of these companies are subject to extensive litigation based on product liability and similar claims. These companies are subject to competitive forces that may make it difficult to raise prices.
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Industrials Sector Risk — Companies in the industrials sector are affected by supply and demand both for their specific product or service and for industrials sector products in general. Government regulation, world events and economic conditions also affect the performance of investments in such issuers. Aerospace and defense companies, a component of the industrials sector, can be significantly affected by government spending policies. Transportation companies may experience occasional sharp price movements which may result from changes in the economy, fuel prices, labor agreements, and insurance costs.
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Information Technology Sector Risk — Companies in the information technology sector face intense competition, both domestically and internationally. These companies may be smaller or newer and may have limited product lines, markets, financial resources, or personnel. The products of companies in the information technology sector may face product obsolescence due to rapid technological developments and frequent new product introduction, unpredictable changes in growth rates, and competition for the services of qualified personnel. These companies may be developing or marketing new products or services for which markets are not yet established and may never become established.
Limited Portfolio Holdings Risk — To the extent the Fund invests its assets in a more limited number of issuers than many other funds, a decline in the market value of a particular security may affect the Fund's value more than if the Fund invested in a larger number of issuers.
5

VictoryShares THB Mid Cap ESG ETF Summary
Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the investments in which the Fund invests, the Fund might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of the Adviser. Markets for the investments in which the Fund invests may be disrupted by a number of events, including but not limited to economic crises, natural disasters, new legislation, or regulatory changes, and may prevent the Fund from limiting losses, realizing gains, or achieving a high correlation with an index it may seek to track.
Foreign Securities Risk — Foreign securities (including depositary receipts) are subject to political, regulatory, and economic risks not present in domestic investments. Foreign securities could be affected by factors not present in the United States, including expropriation, confiscation of property, and difficulties in enforcing contracts. Compared to U.S. companies, there generally is less publicly available information about foreign companies and there may be less governmental regulation and supervision of foreign companies. Foreign securities generally experience more volatility than their domestic counterparts. Depositary receipts may have additional risks, including creditworthiness of the depositary bank and the risk of an illiquid market. In addition, to the extent investments are made in a limited number of countries, events in those countries will have a more significant impact on the Fund. Fluctuations in the exchange rates between the U.S. dollar and foreign currencies, currency exchange control regulations, and restrictions or prohibitions on the repatriation of foreign currencies may negatively affect an investment.
Management Risk — The Fund is actively managed. The Adviser’s judgments about a particular security, markets, or investment strategy may prove to be incorrect and may cause the Fund to incur losses. There can be no assurance that the Adviser’s investment techniques and decisions will produce the desired results.
You may lose money by investing in the Fund. There is no guarantee that the Fund will achieve its objective. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
By itself, the Fund does not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to weather changes in the value of their investment.
Investment Performance
The bar chart and table that follow are intended to help you understand some of the risks of investing in the Fund. The bar chart provides some indication of the risk of investing in the Fund and illustrates the Fund’s performance for one full calendar year since the Fund’s inception. The table compares the Fund’s average annual total returns over the same period to one or more broad measures of market performance. We assume reinvestment of dividends and distributions.
Updated performance information is available on the Fund’s website at vcm.com.
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VictoryShares THB Mid Cap ESG ETF Summary
Calendar Year Returns

During the periods shown in the chart:	Returns	Quarter ended
Highest Quarter	8.84%	December 31, 2022
Lowest Quarter	-14.84%	June 30, 2022

Year-to-date return	7.04%	September 30, 2023

Average Annual Total Returns (For the Periods Ended December 31, 2022)	1 Year	Life of Fund[1]
FUND
Before Taxes	-19.55%	-6.15%
After Taxes on Distributions	-19.55%	-6.24%
After Taxes on Distributions and Sale of Fund Shares	-11.57%	-4.71%
Index
Russell Midcap® Index reflects no deduction for fees, expenses or taxes	-17.32%	-10.66%
1
Fund's inception date is October 4, 2021.
Management of the Fund
Investment Adviser
Victory Capital Management Inc. (the “Adviser”) serves as the Fund’s investment adviser. The portfolio managers jointly and primarily responsible for day-to-day management of the Fund are members of the Adviser's THB Asset Managementinvestment franchise.
Portfolio Management
	Title	Tenure with the Fund
Christopher N. Cuesta	Portfolio Manager	Since September 2021
Manish Maheshwari	Portfolio Manager	Since September 2021
7

VictoryShares THB Mid Cap ESG ETF Summary
Purchase and Sale of Fund Shares
The Fund will issue and redeem shares at NAV only in large blocks of 25,000 shares (each block of shares is called a “Creation Unit”). Creation Units are issued and redeemed for cash and/or in-kind for securities by Authorized Participants (“APs”) that have entered into agreements with the Fund’s distributor. Except when aggregated in Creation Units, shares are not redeemable securities of the Fund.
Shares of the Fund are listed for trading on the Exchange. Individual shares may only be purchased and sold in the secondary market through a broker or dealer at a market price. Because shares of the Fund trade at market prices rather than NAV, shares may trade at a price that is greater than (a premium), at, or less than (a discount) NAV. An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares (bid) and the lowest price a seller is willing to accept for shares (ask) when buying or selling shares in the secondary market (the “bid-ask spread”).
For recent information about the Fund, including the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, visit vcm.com.
Tax Information
The Fund’s distributions generally are taxable as ordinary income, qualified dividend income, or capital gains. A sale of shares may result in a capital gain or loss.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares through an account maintained by a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
8

Additional Fund Information

The VictoryShares THB Mid Cap ESG ETF (the “Fund”) is organized as an exchange-traded fund (“ETF”).
The Fund’s investment objective is non-fundamental. The Fund invests under normal circumstances at least 80% of its assets in equity securities of mid-cap companies. This 80% policy is non-fundamental and may be changed without shareholder approval by the Board of Trustees upon at least 60 days’ prior written notice to shareholders. For purposes of the Fund’s 80% investment policy, “assets” means the Fund’s net assets plus the amount of any borrowings for investment purposes, exclusive of collateral held from securities lending.
This and the following sections describe additional information about the principal investment strategies that the Fund will use under normal market conditions to pursue its investment objective, as well as any secondary strategies the Fund may use, and the related risks. This Prospectus does not attempt to describe all of the various investment techniques and types of investments that the Adviser may use in managing the Fund. The Fund’s Statement of Additional Information (“SAI”) includes more information about the Fund, its investments, and the related risks.
Under adverse, unstable, or abnormal market conditions, the Fund may be unable to pursue or achieve its investment objective and, for temporary purposes, may invest some or all of its assets in a variety of instruments or assets, including high-quality fixed-income securities, cash, and cash equivalents. For cash management purposes, the Fund may hold all or a portion of its assets in cash, short-term money market instruments or shares of other investment companies. These positions may reduce the benefit from any upswing in the market, cause the Fund to fail to meet its investment objective and increase the Fund’s expenses.
When selecting securities for the Fund, the Adviser attempts to identify securities when, in the Adviser’s opinion, the market has undervalued the potential of the company with regards to operating structure and profitability; failed to recognize the inherent value on a cost replacement basis; and overlooked the resulting synergies available with respect to a potential acquisition.
The Adviser fully integrates environmental, social, and governance (“ESG”) factors into its established quality assessment framework. When analyzing the ESG data for potential investments, the Adviser considers a list of pre-determined material factors which, it believes, could have an immediate as well as long-term impact on financial performance. These factors are grouped in 16 broad categories covering the three pillars of ESG. For example, a broad category such as “Products and Customers” under the Social pillar, includes but is not limited to, factors addressing product quality, customer data privacy, selling practices and data breaches. Factor materiality is determined by the portfolio management team and is influenced by the materiality mapping of the Sustainable Accounting Standards Board (“SASB”). The Adviser reviews its internal factor materiality map and updates it periodically to incorporate any new ESG developments or risks over time. The ESG research process includes the following steps:
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Collect relevant data from primary and secondary sources;
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Assess factor materiality in each category of factors based on THB’s internally developed materiality map;
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Rate the company position on each factor;
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Identify current and potential key ESG risks to achieve strategic vision and internal risk controls; and
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Evaluate areas where engagement with management is necessary to drive improvement in ESG disclosures and metrics.
9

Additional Fund Information

The Adviser selects investments based on a process, which combines financial analysis and proprietary research to evaluate potential investments’ management structure and long-term outlook and business strategies. In constructing the Fund’s portfolio, the Adviser uses a bottom-up fundamental research process that utilizes both quantitative and qualitative analysis to identify investment opportunities. The Adviser’s quantitative process screens the potential investment universe to uniquely combine fundamental and valuation factors that are consistent with the Adviser’s investment approach. Candidate companies generally must possess distinguishing characteristics that help define them as leaders within their respective industries, while also demonstrating some form of identifiable positive change in either the underlying business or corporate structure. The Adviser aims to anticipate how such positive changes may affect the income statement, balance sheet or market perception of that particular company.
Qualitative analysis is a by-product of a number of sources, including but not limited to the Adviser’s previous knowledge of a company and/or sector, industry referrals, due diligence such as company visits, as well as general industry research. As part of its qualitative analysis, the Adviser focuses not only on the depth and quality of a company’s management team, but also on management’s economic alignment with the company’s shareholders.
A security may be sold when the Adviser determines: (i) the security’s price is no longer justifiable; (ii) the investment is no longer appropriate for the Fund’s portfolio; (iii) a company has experienced a fundamental deterioration; or with respect to a company’s ESG rating, (iv) there is a material adverse change in the one or more of the factors used in the Adviser’s ESG analysis of the company or if no material improvement in ESG metrics is witnessed within a reasonable time. In addition, a portion of a security holding may be sold if, due to an increase in value, the holding exceeds a pre-determined percentage of the total market value of the Fund’s portfolio.
10

Investments

The following describes the types of securities the Fund may purchase under normal market conditions to achieve its principal investment strategy.
U.S. Equity Securities
Can include common stock, preferred stock, and securities that are convertible or exchangeable into common stock of U.S. corporations.
Foreign Securities
Can include common stock and convertible preferred stock of non-U.S. companies. Also may include American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”), which are receipts issued by a bank or trust company and evidence ownership of underlying securities issued by foreign companies, and exchange-traded funds (“ETFs”) that invest in foreign companies.
Additional Fund Strategies. The Adviser may use several types of investments and investment techniques in pursuing the Fund's overall investment objectives. The following describes the types of securities the Adviser may purchase or the investment techniques the Adviser may employ but which the Adviser does not consider to be a part of the Fund’s principal investment strategy. Additional types of securities and strategies that the Fund may utilize are included in the Fund's SAI.
Investment Companies
The Fund may invest in securities of other investment companies, including ETFs, if those companies invest in securities consistent with the Fund's investment objective and policies.
Securities Lending
To enhance the return on its portfolio, the Fund may lend portfolio securities to brokers, dealers, and financial institutions to realize additional income under guidelines adopted by the Board. Each loan will be secured continuously by collateral in the form of cash, securities issued by the U.S. government or its agencies or instrumentalities.
11

Risk Factors

The following describes the principal risks that you may assume as an investor in the Fund. These risks could adversely affect the net asset value, total return, and the value of the Fund and your investment. The risk descriptions below provide a more detailed explanation of the principal investment risks that correspond to the risks described in the Fund Summary section of this Prospectus.
There is no assurance that the Fund will achieve its investment objective. The Fund’s share price will fluctuate with changes in the market value of its portfolio investments. When you sell your Fund shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in the Fund. The Fund, by itself, is not intended to be a complete investment program.
Equity Securities Risk — The market prices of equity securities, which may include common stocks and other stock-related securities such as preferred stocks, convertible securities and rights and warrants, may fluctuate, sometimes rapidly or unpredictably. The Fund may continue to accept new subscriptions and to make additional investments in equity securities even under general market conditions that the Fund’s investment team views as unfavorable for equity securities. The value of a security may decline for reasons that directly relate to the issuer, such as management performance, financial leverage, and reduced demand for the issuer’s goods or services or due to general market conditions, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. Unlike debt securities, which have preference to a company’s assets in case of liquidation, common stock, are entitled to the residual value after the company meets its other obligations. Unlike common stock, preferred stock generally pays a fixed dividend from a company’s earnings and may have a preference over common stock on the distribution of a company’s assets in the event of bankruptcy or liquidation. Preferred stockholders’ liquidation rights are subordinate to the company’s debt holders and creditors. If interest rates rise, the fixed dividend on preferred stocks may be less attractive and the price of preferred stocks may decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. Convertible securities may gain or lose value due to changes in the issuer’s operating results, financial condition, credit rating and changes in interest rates and other general economic, industry and market conditions.
Exchange-Traded Fund (“ETF”) Structure Risk — The Fund is structured as an ETF, and as a result, is subject to special risks, including:
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Not Individually Redeemable — The Fund’s shares are not individually redeemable and may be redeemed by the Fund at its net asset value per share (“NAV”) only in large blocks known as Creation Units. The Fund may incur brokerage costs purchasing enough shares to constitute a Creation Unit. Alternatively, the Fund may redeem your shares by selling them on the secondary market at prevailing market prices.
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Trading Issues — Trading in shares on the exchange operated by Nasdaq Stock Market LLC (the “Exchange”) may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in shares inadvisable, such as extraordinary market volatility. There can be no assurance that shares will continue to meet the listing requirements of the Exchange. There is no guarantee that an active secondary market will develop for the shares. In stressed market conditions, authorized participants may be unwilling to participate in the creation/redemption process, particularly if the market for shares becomes less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings, which may lead to widening of bid-ask spreads and differences between the market price of the shares and the underlying value of those shares.
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Market Price Variance Risk — The market prices of shares will fluctuate in response to changes in NAV and supply and demand for shares and will include a bid-ask spread charged by the exchange specialists, market makers, or other participants that trade the particular
12

Risk Factors

security. There may be times when the market price and the NAV vary significantly, particularly in times of market stress. This means that shares may trade at a premium or discount to NAV and bid-ask spreads may widen.
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International Closed Market Trading Risk — The Fund’s underlying securities may trade on foreign exchanges that are closed when the Exchange is open; consequently, events may transpire while such foreign exchanges are closed but the Exchange is open that may change the value of such underlying securities relative to their last quoted prices on such foreign exchanges.
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Authorized Participants Concentration Risk — A limited number of financial institutions may be responsible for all or a significant portion of the creation and redemption activity for the Fund. If these firms exit the business or are unable or unwilling to process creation and/or redemption orders, shares may trade at a premium or discount to NAV and bid-ask spreads may widen.
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Intraday Indicative Value (“IIV”) Risk — The Exchange intends to disseminate the approximate per share value of the Fund’s published basket of securities (Deposit Securities) every 15 seconds (the “intraday indicative value” or “IIV”). The IIV is not a real-time update of the NAV per share of the Fund because the IIV may not be calculated in the same manner as the NAV. For example, the calculation of the NAV may be subject to fair valuation at different prices than those used in the calculations of the IIV and, unlike the calculation of NAV, the IIV does not take into account Fund expenses. For securities traded outside of the United States, the IIV calculations are based on local market prices and may not reflect events that occur subsequent to the local market’s close which could affect premiums and discounts between the IIV and the market price of the Fund’s shares. In addition, the IIV is based on the published Deposit Securities and not on the Fund’s actual holdings. The Fund, the Adviser, and their affiliates are not involved in, or responsible for, any aspect of the calculation or dissemination of the IIV and make no warranty as to the accuracy of these calculations.
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Tax-Efficiency Risk — Redemptions of shares may be effected for cash, rather than in kind, which means that the Fund may need to sell portfolio securities in order to complete an in-cash redemption, and may recognize net gains on these sales. As a result, investments in the shares may be less tax-efficient than investments in ETFs that redeem solely or principally in kind, and the Fund may pay out higher annual capital gain distributions than if the in-kind redemption process was used.
Foreign Securities Risk
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Foreign Investments Risk — Foreign investments involve certain special risks. For example, compared to U.S. companies, there generally is less publicly available information about foreign companies and there may be less governmental regulation and supervision of foreign stock exchanges, brokers, and listed companies. Foreign issuers may not be subject to the uniform accounting, auditing, and financial reporting standards and practices prevalent in the United States. Investments in foreign countries could be affected by factors not present in the United States, including expropriation, confiscation of property, and difficulties in enforcing contracts. These factors can make foreign investments more volatile than U.S. investments. Certain of these risks may also apply to some extent to U.S. investments that are denominated in foreign currencies and to investments in U.S. companies that have significant foreign operations. Investments in depositary receipts (such as American Depositary Receipts and Global Depositary Receipts ) may also involve additional risks associated with the non-uniform terms that apply to depositary receipt programs, credit exposure to the depository bank and to the sponsors and other parties with whom the depository bank establishes the programs, currency risk and the risk of an illiquid market for depositary receipts.
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Political Risk — Foreign securities markets may be more volatile than their counterparts in the United States. Investments in foreign countries could be affected by factors not present in
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Risk Factors

the United States, including expropriation, confiscation of property, and difficulties in enforcing contracts. Foreign settlement procedures may also involve additional risks, and foreign issuers can be impacted by changes to trade policies and trade disputes. These factors can make foreign investments more volatile than U.S. investments.
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Currency Risk — Fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates, currency exchange control regulations, and restrictions or prohibitions on the repatriation of foreign currencies may erode or reverse any gains produced by investments denominated in foreign currencies and may widen any losses.
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Legal Risk — Legal remedies for investors in foreign countries may be more limited than the legal remedies available in the United States.
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European Economic Risk — On January 31, 2020, the United Kingdom (“UK”) left the European Union (“EU”), commonly referred to as “Brexit.” The impact of Brexit is so far uncertain. The effect on the UK’s economy will likely depend on the ongoing nature of trade relations with the EU. Brexit may cause increased volatility and may have a significant adverse impact for some time on business activity, world financial markets, international trade agreements, the UK and European economies and the broader global economy.
Large Shareholder Risk — The Funds, like all investment companies, pool the investments of many investors. Actions by one shareholder or multiple shareholders may have an impact on the Funds and, therefore, indirectly on other shareholders. For example, significant levels of new investments in the Funds by shareholders may cause the Funds to have more cash than would otherwise be the case, which might have a positive or negative impact on Fund performance. Similarly, redemption activity might cause the Funds to sell portfolio securities, which may increase transaction costs and might generate a capital gain or loss, or cause it to borrow funds on a short-term basis to cover redemptions, which would cause the Funds to incur costs that, in effect, would be borne by all shareholders and not just the redeeming shareholders. Shareholder purchase and redemption activity also may affect the per share amount of the Fund's distributions of its net investment income and net realized capital gains, if any, thereby affecting the tax burden on the Fund's shareholders subject to federal income tax, and/or accelerate the realization of taxable income and cause the Funds to make taxable distributions to its shareholders earlier than the Funds otherwise would have. In addition, under certain circumstances, non-redeeming shareholders may be treated as receiving a disproportionately large taxable distribution during or with respect to such tax year. To the extent a larger shareholder (including, for example, an affiliated fund that operates as a fund-of-funds or 529 college savings plan) is permitted to invest in the Funds, the Funds may experience large inflows or outflows of cash from time to time. This activity could magnify these adverse effects on the Funds.
Limited Portfolio Holdings Risk — The Fund may hold fewer portfolio securities than more diverse funds. To the extent the Fund invests in a relatively small number of issuers, a decline in the market value of a particular security held by the Fund may affect its value more than if it invested in a larger number of issuers. In addition, to the extent the Fund invests a greater percentage of its assets in a particular security or group of securities, it may be more sensitive to the economic results of those securities; and as a result, gains and losses on a single investment may have a greater impact on the Fund’s NAV and may make the Fund more volatile than a fund that invests in a larger number of holdings.
Liquidity Risk — Liquidity risk exists when particular investments cannot be disposed of quickly in the normal course of business. The ability of the Fund to dispose of such investments or other instruments at advantageous prices may be greatly limited. Market values for illiquid investments may not be readily available, and there can be no assurance that any fair value assigned to an illiquid investment at any time will accurately reflect the price the Fund might receive upon the sale of that investment. Adverse market or economic conditions independent of any specific adverse changes in the conditions
14

Risk Factors

of a particular issuer, including rising interest rates, may adversely affect the liquidity of a Fund’s investments. The Fund may be required to sell a less liquid investment in accordance with changes to an index it may seek to track. In such cases the sale proceeds received by the Fund may be substantially less than if the Fund had been able to sell the investments in more orderly transactions, and the sale price may be substantially lower than the price previously used by the Fund to value the investments for purposes of determining the Fund’s net asset value. The Fund may not achieve a high correlation with an index it may seek to track. In addition, the Fund, by itself or together with other accounts managed by the Adviser, may hold a position in an investment that is large relative to the typical trading volume for that investment, which can make it difficult for a Fund to dispose of the position at an advantageous time or price.
Management Risk —The Fund is subject to management risk, which is the possibility that the investment techniques and risk analyses used in managing the Fund’s portfolio will not produce the desired results.
Market Risk — Any investment involves risk, and there is no assurance that the Fund’s investment objective will be achieved. Losing money is a risk of investing in the Fund. The value of the securities in which the Fund invests may go up or down in response to the prospects of individual companies, particular sectors or governments, and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets, or general investor sentiment. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Fund will rise in value. In addition, markets and market participants are increasingly reliant upon both publicly available and proprietary information data systems. Data imprecision, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at large. In certain cases, an exchange or market may close or issue trading halts on either specific securities or even the entire market, which may result in the Fund being, among other things, unable to buy or sell certain securities or financial instruments or accurately price its investments.
Market turmoil may be reflected in perceptions of economic uncertainty, price volatility in the equity and debt markets, and fluctuating trading liquidity. In response, governments may adopt a variety of fiscal and monetary policy changes, including but not limited to, direct capital infusions into companies, new monetary programs, and changes in interest rates. An unexpected or quick reversal of these policies could increase volatility in the equity and debt markets. Market conditions and economic risks could have a significant effect on domestic and international economies and could add significantly to the risks of increased volatility for the Fund. Equity securities tend to be more volatile than debt securities.
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Geopolitical/Natural Disaster Risk — Global economies and financial markets are increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely affect issuers in another country or region. Geopolitical and other risks, including war, economic sanctions, currency controls or other actions by countries or international bodies, terrorism, trade disputes, embargoes, political or economic dysfunction within some nations, public health crises and related geopolitical events, as well as environmental disasters such as earthquakes, fires, and floods, may add to instability in world economies and markets generally. Changes in trade policies and international trade agreements could affect the economies of many countries in unpredictable ways. Epidemics and/or pandemics, such as the coronavirus (or COVID-19), may result in, among other things, closing borders, disruptions to healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and consumer activity, as well as general concern and uncertainty. The impact may be short-term or may last for extended periods.
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Information Technology and Operational Risk — Markets and market participants are
15

Risk Factors

increasingly reliant upon both publicly available and proprietary information data systems. Data imprecision, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at large. The information technology and other operational systems upon which the Fund’s service providers rely may be subject to cyber attack or other technological disruptions, and could otherwise disrupt the ability of these service providers to perform essential tasks for the Fund. In certain cases, an exchange or market may close or issue trading halts on either specific securities or even the entire market, which may result in the Fund being, among other things, unable to buy or sell certain securities or financial instruments or accurately price its investments.
Mid-Capitalization Stock Risk — Investments in mid-capitalization companies involve greater risks than those associated with larger, more established companies. Stock prices of mid-capitalization companies may be more volatile than those of large-capitalization companies, and, therefore, the Fund’s share price may be more volatile than that of funds that invest a larger percentage of their assets in stocks issued by large-capitalization companies. Stock prices of mid-capitalization companies are also more vulnerable than those of large-capitalization companies to adverse business or economic developments, and the stocks of mid-capitalization companies may be less liquid than those of large-capitalization companies, making it more difficult for the Fund to buy and sell shares of mid-capitalization companies. In addition, mid-capitalization companies generally have less diverse product lines than large-capitalization companies and are more susceptible to adverse developments related to their products.
Responsible Investing Risk — The Adviser’s integration of sustainable investing considerations may result in the Fund forgoing some market opportunities available to funds that do not apply such considerations. The Fund may underperform funds that do not invest in stocks or other instruments based on similar considerations. Responsible investing considerations may be linked to long-term rather than short-term returns. Furthermore, it may be difficult in certain instances for a portfolio manager to correctly evaluate an issuer’s commitment to sustainability practices. Investing on the basis of environmental, social, and governance (“ESG”) criteria is qualitative and subjective by nature, and there can be no assurance that the ESG criteria assessed by the Adviser’s research process or from third party materials or any judgment exercised by the Adviser will reflect the beliefs or values of any particular investor.  The application of sustainability principles and the perceptions of the commitment of a given issuer to sustainability principles vary among third-party data providers, investors, analysts, and other market observers. When analyzing these considerations for securities, a portfolio manager may rely on the information and data published by third-party sources, and there is a risk that this information might be incorrect or only take into account one of many sustainable investing-related components of portfolio companies. The information and data across third-party providers may be inconsistent or incomparable.
Sector Focus Risk — While the Fund reserves the right to dynamically allocate its assets across economic sectors, the Fund may make significant investments in one or more sectors, each of which entails associated risks. Additionally, the Fund’s performance may be more volatile when the Fund’s investments are focused in a particular sector. Since benchmark sector weights influence the Fund’s sector exposure, the Fund may tend to be more heavily weighted in companies in those sectors included in the benchmark.
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Consumer Discretionary Sector Risk — Companies in the consumer discretionary sector are subject to the performance of the overall international economy, interest rates, competition, and consumer confidence. Success depends heavily on disposable household income and
16

Risk Factors

consumer spending. Also, companies in the consumer discretionary sector may be subject to severe competition, which may have an adverse impact on their profitability. Changes in demographics and consumer tastes can also affect the demand for, and success of, consumer products and services in the marketplace.
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Health Care Sector Risk — To the extent the Fund focuses on the health care sector, the Fund may be more susceptible to the particular risks that may affect companies in the health care sector than if it were invested in a wider variety of companies in unrelated sectors. The profitability of companies in the health care sector may be adversely affected by the following factors, among others: extensive government regulations, restrictions on government reimbursement for medical expenses, rising costs of medical products and services, pricing pressure, an increased emphasis on outpatient services, changes in the demand for medical products and services, a limited number of products, industry innovation, changes in technologies and other market developments. A number of issuers in the health care sector have recently merged or otherwise experienced consolidation. The effects of this trend toward consolidation are unknown and may be far-reaching. Many health care companies are heavily dependent on patent protection. The expiration of a company's patents may adversely affect that company's profitability. Many health care companies are subject to extensive litigation based on product liability and similar claims. Health care companies are subject to competitive forces that may make it difficult to raise prices and, in fact, may result in price discounting. Many new products in the health care sector may be subject to regulatory approvals. The process of obtaining such approvals may be long and costly, and such efforts ultimately may be unsuccessful. Companies in the health care sector may be thinly capitalized and may be susceptible to product obsolescence. In addition, a number of legislative proposals concerning health care have been considered by the U.S. Congress in recent years. It is unclear what proposals will ultimately be enacted, if any, and what effect they may have on companies in the health care sector.
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Industrials Sector Risk - Stock prices of issuers in the industrials sector are affected by supply and demand both for their specific product or service and for industrials sector products in general. Government regulation, world events, and economic conditions will also affect the performance of investments in such issuers. Aerospace and defense companies, a component of the industrials sector, can be significantly affected by government spending policies because companies involved in this industry rely to a significant extent on U.S. and other government demand for their products and services. Thus, the financial condition of, and investor interest in, aerospace and defense companies are heavily influenced by government defense spending policies which are typically under pressure from efforts to control government spending budgets. Transportation companies, another component of the industrials sector, are subject to cyclical performance; and therefore, investment in such companies may experience occasional sharp price movements, which may result from changes in the economy, fuel prices, labor agreements, and insurance costs.
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Information Technology Sector Risk — Information technology companies tend to significantly rely on technological events or advances in their product development, production, or operations and are particularly vulnerable to rapid changes in technological product cycles, government regulation, and competition. Information technology companies may be smaller and less experienced companies, with limited product lines, markets, or financial resources and fewer experienced management or marketing personnel. Information technology company stocks, especially those which are internet-related, have experienced extreme price and volume fluctuations that are often unrelated to their operating performance.
Additional Risk Factors. The Adviser may use several types of investment strategies in pursuing Fund’s overall investment objective. The following risks are those that the Adviser does not consider to be principal risks of the Fund. Additional risks are included in the Fund's SAI.
17

Risk Factors

Investment Company Risk — The Fund’s ability to achieve its investment objective may be directly related to the ability of the underlying any funds (including ETFs) held by the Fund to meet their investment objectives. In addition, shareholders of the Fund will indirectly bear the fees and expenses of the underlying investment companies. Underlying investment vehicles are subject to investment advisory and other expenses, which will be indirectly paid by the Fund. Lack of liquidity in an ETF could result in an ETF being more volatile than the underlying portfolio of securities.
Securities Lending Risk — The risk in lending portfolio securities, as with other extensions of credit, consists of the possibility of loss to the Fund due to (i) the inability of the borrower to return the securities, (ii) a delay in receiving additional collateral to adequately cover any fluctuations in the value of securities on loan, (iii) a delay in recovery of the securities, or (iv) the loss of rights in the collateral should the borrower fail financially. These events could trigger adverse tax consequences for the Fund. In addition, the Fund is responsible for any loss that might result from its investment of the borrower’s collateral. In determining whether to lend securities, the Adviser or the Fund's securities lending agent will consider relevant facts and circumstances, including the creditworthiness of the borrower.
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Organization and Management of the Fund

The Fund's Board of Trustees has the overall responsibility for overseeing the management of the Fund.
The Investment Adviser
The Adviser serves as the investment adviser to each of the Victory Funds pursuant to an investment advisory agreement. The Adviser oversees the operations of the Fund according to investment policies and procedures adopted by the Board of Trustees. The Adviser is a New York corporation that is registered as an investment adviser with the Securities and Exchange Commission (“SEC”). As of September 30, 2023, the Adviser managed and advised assets totaling in excess of $153.5 billion for individual and institutional clients. The Adviser’s principal address is 15935 La Cantera Parkway, San Antonio, TX 78256.
A discussion regarding the basis of the Board’s approval of the Fund's Advisory Agreement is available in the Fund's most recent semi annual report to shareholders for the period ended December 31.
The Adviser is a diversified global asset manager comprised of multiple investment teams, referred to as investment franchises, each of which utilizes an independent approach to investing. The Adviser’s THB Asset Management investment franchise is responsible for the day-to-day investment management of the Fund.
For its services, the Adviser will be paid advisory fees, before waivers, at an annual rate of 0.50% of the average daily net assets of the Fund.
See “Fund Fees and Expenses” for information about any contractual agreement by the Adviser to waive fees and/or reimburse expenses with respect to the Fund. From time to time, the Adviser also may voluntarily waive fees and/or reimburse expenses in amounts exceeding those required to be waived or reimbursed under any contractual agreement that may be in place with respect to the Fund.
Portfolio Management
Christopher N. Cuesta, Chief Investment Officer, THB Asset Management, an investment franchise of the Adviser. He joined Victory Capital in March 2021 when Victory Capital acquired the assets of Thomson Horstmann & Bryant, Inc. (“THB”). Prior to that, Mr. Cuesta was with THB since 2002, serving as a portfolio manager of THB’s micro-cap products since 2004 and the small cap products since 2005. Prior to joining THB, Mr. Cuesta worked for Salomon Smith Barney from 1999 to 2002, and Van Eck Associates from 1995 to 1999. Mr. Cuesta received a BS from Fordham University in 1995 and is a Chartered Financial Analyst.
Manish Maheshwari, Portfolio Manager, THB Asset Management, an investment franchise of the Adviser. He joined Victory Capital in March 2021 when Victory Capital acquired the assets of THB. Prior to that, Mr. Maheshwari was with THB since 2011 serving as a portfolio manager of THB’s various products. Prior to joining THB, Mr. Maheshwari worked for Barclays Capital, MBIA/Cutwater Asset Management and UBS. Mr. Maheshwari received an MS in Financial Mathematics from the University of Chicago and a B. Tech in Chemical Engineering from the Indian Institute of Technology BHU (Varanasi).
The Fund's SAI provides additional information about the portfolio managers' method of compensation, other accounts they manage and any ownership interests they may have in the Fund.
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Investing with Victory

Share Price

The net asset value (“NAV”) of the Fund generally is determined at 4:00 p.m. (Eastern Time) on each day the New York Stock Exchange (“NYSE”) is open for business. In the event of an emergency or other disruption in trading on the NYSE, the Fund’s NAV will be determined based upon the close of the NYSE. The NAV is computed by determining the aggregate market value of all assets of the Fund, less its liabilities, divided by the total number of shares outstanding.
NAV=	Total Assets - Liabilities
Number of Shares Outstanding
The NAV takes into account the expenses and fees of the Fund, including management, administration, and distribution fees (if any), which are accrued daily. The determination of NAV for the Fund for a particular day is applicable to all applications for the purchase of shares, as well as all requests for the redemption of shares, received by the Fund (or an authorized broker or agent, or its authorized designee) before the close of trading on the NYSE on that day. The NYSE is closed on weekends, most national holidays, and Good Friday.
Generally, the Fund's investments are valued each day at the last quoted sales price on each investment’s primary exchange. Investments traded or dealt in upon one or more exchanges (whether domestic or foreign) for which market quotations are readily available and not subject to restrictions against resale shall be valued at the last quoted sales price on the primary exchange or, in the absence of a sale on the primary exchange, at the last bid on the primary exchange. Securities primarily traded in the National Association of Securities Dealers’ Automated Quotation System (“Nasdaq”) National Market System for which market quotations are readily available shall be valued using the Nasdaq Official Closing Price. If market quotations are not readily available, investments will be valued at their fair market value as determined in good faith by the Adviser in accordance with procedures approved by the Board and evaluated by the Board as to the reliability of the fair value method used. In these cases, the Fund’s NAV will reflect certain portfolio investments’ fair value rather than their market price. Fair value pricing involves subjective judgments and it is possible that the fair value determined for an investment is materially different than the value that could be realized upon the sale of that investment. The fair value prices can differ from market prices when they become available or when a price becomes available.
The Fund may use independent pricing services to assist in calculating the value of the Fund’s securities or other assets. In addition, market prices for foreign securities are not determined at the same time of day as the NAV for the Fund. In computing the NAV, the Fund values foreign securities held by the Fund at the latest closing price on the exchange in which they are traded immediately prior to closing of the NYSE. Prices of foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates. The value of the Fund’s securities may change on days when shareholders are not able to purchase and redeem the Fund’s shares if the Fund has portfolio securities that primarily are traded in foreign markets that are open on weekends or other days when the Fund does not price its shares. If events materially affecting the value of a security in the Fund’s portfolio, particularly foreign securities, occur after the close of trading on a foreign market but before the Fund prices its shares, the security will be valued at fair value. For example, if trading in a portfolio security is halted and does not resume before the Fund calculates its NAV, the Adviser may need to price the security using the Fund’s fair value pricing guidelines. Without a fair value price, short-term traders could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors. Fair valuation of the Fund’s portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of the Fund’s NAV by short-term traders. The determination of fair value involves subjective
20

Share Price

judgments. As a result, using fair value to price a security may result in a price materially different from the prices used by other funds to determine NAV, or from the price that may be realized upon the actual sale of the security.
With respect to any portion of the Fund’s assets that are invested in one or more open-end management investment companies registered under the Investment Company Act of 1940, as amended (“1940 Act”), the Fund’s NAV is calculated based upon the NAVs of those open-end management investment companies, and the prospectuses for these companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.
Short-term debt obligations with remaining maturities in excess of 60 days are valued at current market prices, as discussed above. Short-term debt obligations with 60 days or less remaining to maturity are, unless conditions indicate otherwise, amortized to maturity based on their cost to the Fund if acquired within 60 days of maturity or, if already held by the Fund on the 60th day, based on the value determined on the 61st day.
Premium/Discount Information
Since investors will buy and sell shares of the Fund in secondary market transactions through brokers at market prices, the Fund's shares will trade at market prices. The market price of shares may be greater than, equal to, or less than NAV. Market forces of supply and demand, economic conditions and other factors may affect the trading prices of shares of the Fund.
For recent information about the Fund, including the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads visit vcm.com.
21

How to Buy and Sell Shares

Shares of the Fund will be listed for trading on the Exchange under the ticker symbols listed on the cover of this Prospectus. Share prices are reported in dollars and cents per share. Shares can be bought and sold on the secondary market throughout the trading day like other publicly traded shares, and shares typically trade in blocks of less than a Creation Unit. There is no minimum investment required. Shares may only be purchased and sold on the secondary market when the Exchange is open for trading.
When buying or selling shares through a broker, you will incur customary brokerage commissions and charges. The commission is often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell smaller amounts of shares. You may also pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction. The spread varies over time for shares of the Fund based on the Fund’s trading volume and market liquidity, and is generally lower if the Fund’s shares have more trading volume and market liquidity and higher if the Fund’s shares have little trading volume and market liquidity.
Only an Authorized Participant (“AP”) may engage in creation or redemption transactions directly with the Fund. The Fund's APs are institutions and large investors, such as market makers or other large broker-dealers, which have entered into a Participation Agreement with the Fund's distributor to undertake the responsibility of obtaining or selling the underlying assets needed to purchase or redeem, respectively, Creation Units of the Fund. APs may acquire shares directly from the Fund, and APs may tender their shares for redemption directly to the Fund, at NAV per share only in large blocks, or Creation Units, of 25,000 shares. Purchases and redemptions directly with the Fund must follow the Fund's procedures, which are described in the SAI.
The Fund may liquidate and terminate at any time without shareholder approval.
Share Trading Prices
The trading prices of the Fund’s shares in the secondary market generally differ from the Fund’s daily NAV and are affected by market forces such as the supply of and demand for shares and shares of underlying investments held by the Fund, economic conditions, and other factors. Information regarding the intraday indicative value (“IIV”) of the Fund will be disseminated every 15 seconds throughout the trading day by the national securities exchange on which the Fund’s shares are primarily listed or by market data vendors or other information providers. The IIV is based on the current market value of the securities and/or cash included in the Fund’s published basket of securities. However, the IIV should not be viewed as a “real-time” update of the NAV per share of the Fund because the approximate value may not be calculated in the same manner as the NAV, which is computed once a day, generally at the end of the business day. The IIV does not necessarily reflect the precise composition of the current portfolio of securities and instruments held by the Fund at a particular point in time or the best possible valuation of the current portfolio. For example, the calculation of the NAV may be subject to fair valuation at different prices than those used in the calculations of the IIV and, unlike the calculation of NAV, the IIV may not reflect estimated accrued interest, dividends and other income, or Fund expenses. The IIV generally is determined by using both current market quotations and/or price quotations obtained from broker-dealers that may trade in the portfolio securities and instruments included in the Fund’s IIV basket. The quotations of certain Fund holdings may not be updated during U.S. trading hours if such holdings do not trade in the U.S. The Fund is not involved in, or responsible for, the calculation or dissemination of the approximate value of the shares and the Fund does not make any warranty as to the accuracy of these values.
Book Entry
Shares are held in book entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding shares of the Fund and is recognized as the owner of all shares for all purposes.
22

How to Buy and Sell Shares

Investors owning shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book entry or “street name” form.
Frequent Purchases and Redemptions of Fund Shares
The Fund’s shares can only be purchased and redeemed directly from the Fund by APs in Creation Units. Direct trading by APs is critical to ensuring that the Fund’s shares trade at or close to NAV. The cash to be contributed to (or received from) the Fund in connection with a Creation Unit generally is negligible compared to the total amount of the trade. The Fund with exposure to non-U.S. securities employs fair valuation pricing to minimize arbitrage opportunities that attempt to exploit the differences between a security’s market quotation and its fair value. In addition, the Fund impose transaction fees on purchases and redemptions of shares to cover the custodial and other costs incurred by the Fund in effecting trades. These fees increase if an investor substitutes cash in part or in whole for securities, reflecting the fact that the Fund’s trading costs increase in those circumstances.
Trading of the Fund’s shares by individual shareholders occurs on the secondary market. Because the secondary market trades do not directly involve the Fund, it is unlikely those trades would cause the harmful effects of market timing, including dilution, disruption of portfolio management, increases in the Fund’s trading costs and the realization of capital gains.
Given this structure, the Board has determined that it is not necessary to monitor for frequent in-kind purchases and redemptions of shares or market timing activity by the APs or on the shares’ secondary market.
Other Payments to Financial Intermediaries
If you purchase Fund shares through an investment professional, a broker dealer, or other financial intermediary, the Fund may pay for sub-transfer agent, recordkeeping and/or similar administrative services. In addition, Victory Capital (and its affiliates) may make substantial payments out of its own resources, including the profits from the advisory fees Victory Capital receives from the Fund, to affiliated and unaffiliated dealers or other investment professionals and service providers for distribution, administrative and/or shareholder servicing activities. Victory Capital also may reimburse the distributor (or the distributor’s affiliates) for making these payments. Some of these distribution-related payments may be made to dealers or other investment professionals for marketing, promotional or related expenses; these payments are often referred to as “revenue sharing.” In some circumstances, these types of payments may create an incentive for a dealer or investment professional or its representatives to recommend or offer shares of the Fund to its customers. You should ask your dealer or investment professional for more details about any such payments it receives.
23

Distribution and Service Plan

The Fund has adopted a distribution and service plan (“Plan”) pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund is authorized to pay distribution fees to the distributor and other firms that provide distribution and shareholder services (“Service Providers”). If a Service Provider provides these services, the Fund may pay fees at an annual rate not to exceed 0.25% of average daily net assets, pursuant to Rule 12b-1 under the 1940 Act.
No distribution or service fees are currently paid by the Fund and there are no current plans to impose these fees. In the event Rule 12b-1 fees were charged, over time they would increase the cost of an investment in the Fund.
24

Distributions and Taxes

Unlike interests in conventional mutual funds, which typically are bought and sold from and to the fund only at closing NAVs, the Fund’s shares are traded throughout the day in the secondary market on a national securities exchange on an intra-day basis and are created and redeemed in-kind and/or for cash in Creation Units at each day’s next calculated NAV. In-kind arrangements are designed to protect ongoing shareholders from the adverse effects on the Fund’s portfolio that could arise from frequent cash redemption transactions. In a conventional mutual fund, redemptions can have an adverse tax impact on taxable shareholders if the mutual fund needs to sell portfolio securities to obtain cash to meet net fund redemptions. These sales may generate taxable gains for the ongoing shareholders of the mutual fund, whereas the shares’ in-kind redemption mechanism generally will not lead to a tax event for the Fund or its ongoing shareholders.
Taxes on Distributions
The Fund ordinarily declares and pays dividends from net investment income, if any, monthly, and net realized capital gains, if any, annually. The Fund may also pay a special distribution at the end of a calendar year to comply with U.S. federal tax requirements. Dividends from the Fund’s net long-term capital gains, if any, in excess of net short-term capital losses (capital gain dividends) that are properly designated as such are taxable to you as long-term capital gains (at the 20% maximum rate referred to above for non-corporate shareholders) regardless of how long you have held the Fund’s shares. Dividends from the Fund’s net investment income, including net short-term capital gains, if any, are taxable to you as ordinary income (other than qualified dividend income). Dividends from the Fund’s qualified dividend income (i.e., dividends received on stock of most domestic and certain foreign corporations), if any, that are properly designated as such are taxable to non-corporate shareholders at long-term capital gain rates, provided that the Fund and the shareholder satisfy certain holding period and other requirements. The Fund’s dividends also may be eligible for the dividends-received deduction allowed to corporations, subject to similar restrictions.
Distributions in cash may be reinvested automatically in additional whole shares only if the broker through whom you purchased shares makes such option available.
In general, your distributions are subject to U.S. federal income tax when they are paid, whether you take them in cash or reinvest them in the Fund (if that option is available). Distributions reinvested in additional shares of the Fund through the means of a dividend reinvestment service, if available, will be taxable to shareholders acquiring the additional shares to the same extent as if such distributions had been received in cash.
Distributions in excess of the Fund’s current and accumulated earnings and profits are treated as a tax-free return of capital to the extent of (and in reduction of) your basis in the shares and any excess amount will be treated as capital gain.
If the NAV at the time a shareholder purchases shares of the Fund reflects undistributed net investment income, recognized net capital gain, or unrealized appreciation in the value of the assets of the Fund, distributions of such amounts will be taxable to the shareholder in the manner described above, although such distributions economically constitute a return of capital to the shareholder.
As with any investment, you should consider how your investment in shares will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in shares.
Unless your investment in shares is made through a tax-exempt entity or tax-deferred retirement account, such as an individual retirement account, you need to be aware of the possible tax consequences when:
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The Fund makes distributions,
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You sell your shares listed on the Exchange, and
25

Distributions and Taxes

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You purchase or redeem Creation Units.
If you are a nonresident alien individual, foreign trust or estate, foreign corporation or foreign partnership, the Fund’s ordinary income dividends may be subject to a 30% U.S. withholding tax. See the section titled “TAXES—Foreign Shareholders” in the SAI for details.
Taxes on Exchange-Listed Share Sales
Any capital gain or loss realized upon a sale of shares is generally treated as long-term capital gain or loss if the shares have been held for more than one year and as short-term capital gain or loss if the shares have been held for one year or less. The ability to deduct capital losses from sales of shares may be limited.
A nonresident alien individual, foreign trust or estate, foreign corporation or foreign partnership is generally exempt from U.S. federal income or withholding tax on gains realized on the sale or other disposition of shares of the Fund.
Taxes on Purchase and Redemption of Creation Units
An AP who exchanges securities for Creation Units generally will recognize gain or loss equal to the difference between the market value of the Creation Units at the time of the exchange and the sum of the AP’s aggregate basis in the securities surrendered plus any cash it pays. An AP who exchanges Creation Units for securities will generally recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the sum of the aggregate market value of the securities received plus any cash equal to the difference between the NAV of the shares being redeemed and the value of the securities. The Internal Revenue Service (“Service”), however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing “wash sales” or for other reasons. Persons exchanging securities should consult their own tax advisor with respect to whether wash sale rules apply and when a loss might be deductible.
Any capital gain or loss realized on the purchase or redemption of Creation Units will generally be treated as long-term capital gain or loss if the securities surrendered to purchase the Creation Units or the Creation Units, as applicable, have been held for more than one year and as short-term capital gain or loss if the securities surrendered or the Creation Units, as applicable, have been held for one year or less.
If you purchase or redeem Creation Units, you will be sent a confirmation statement showing how many shares you purchased or sold and at what price. See “TAXES” in the SAI for a description of the requirement regarding basis determination methods applicable to share redemptions and the Fund’s obligation to report basis information to the Service.
Backup Withholding
By law, the Fund is required to withhold 24% of your distributions and proceeds if you have not provided the Fund with a correct Social Security number or other taxpayer identification number and in certain other situations.
26

Distributions and Taxes

Foreign Account Tax Compliance Act
Under the “Foreign Account Tax Compliance Act,” unless certain foreign entities comply with certain IRS requirements that generally require them to report information regarding U.S. persons investing in, or holding accounts with, such entities, a 30% U.S. withholding tax may apply to dividends paid by the Fund to such entities. See the section titled “TAXES—Foreign Shareholders” in the SAI for details.
The foregoing discussion summarizes some of the possible consequences under current federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. Consult your personal tax advisor about the potential tax consequences of an investment in the shares under all applicable tax laws.
27

Other Information

Investments by Investment Companies
Section 12(d)(1) of the 1940 Act restricts investments by investment companies in the securities of other investment companies, including shares of the Fund. Registered investment companies are permitted to invest in the Fund beyond the limits set forth in Section 12(d)(1) as permitted by any rules and regulations adopted under applicable law, including that such investment companies enter into an agreement with the Trust on behalf of the Fund.
Continuous Offering
The method by which Creation Units of shares are created and traded may raise certain issues under applicable securities laws. Because new Creation Units of shares are issued and sold by the Fund on an ongoing basis, a “distribution,” as such term is used in the Securities Act of 1933, as amended (the “Securities Act”), may occur at any point. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery requirement and liability provisions of the Securities Act.
For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the distributor, breaks them down into constituent shares and sells the shares directly to customers or if it chooses to couple the creation of a supply of new shares with an active selling effort involving solicitation of secondary market demand for shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a characterization as an underwriter.
Broker-dealer firms should also note that dealers who are not “underwriters” but are effecting transactions in shares, whether or not participating in the distribution of shares, are generally required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(a)(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker-dealer firms should note that dealers who are not “underwriters” but are participating in a distribution (as contrasted with engaging in ordinary secondary market transactions) and thus dealing with the shares that are part of an overallotment within the meaning of Section 4(a)(3)(C) of the Securities Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the Securities Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the Securities Act is only available with respect to transactions on a national exchange.
Dealers effecting transactions in the Fund's shares, whether or not participating in this distribution, are generally required to deliver a Prospectus. This is in addition to any obligation of dealers to deliver a Prospectus when acting as underwriters.
Portfolio Holdings Disclosure
A description of the Fund policies regarding disclosure of the securities in the Fund’s portfolio is found in the Statement of Additional Information. The Fund’s portfolio is disclosed daily on the Fund's website at www.VictorySharesLiterature.com. Shareholders may also request portfolio holdings schedules at no charge by calling toll free 1-866-376-7890.
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Other Information

Shareholder Communications
In order to eliminate duplicate mailings to an address at which two or more shareholders with the same last name reside, the Victory Funds may send only one copy of any shareholder reports, proxy statements, prospectuses and their supplements, unless you have instructed us to the contrary. You may request that the Victory Funds send these documents to each shareholder individually by calling the Victory Funds at 1-866-376-7890, and they will be delivered promptly.
While this Prospectus and the SAI of the Trust describe pertinent information about the Trust and the Fund, neither this Prospectus nor the SAI represents a contract between the Trust or the Fund and any shareholder.
Other Disclosures
Victory Capital means Victory Capital Management Inc., the investment adviser of the VictoryShares ETFs. VictoryShares ETFs are distributed by Foreside Fund Services, LLC (Foreside). Foreside is a member of FINRA. Victory Capital is not affiliated with Foreside.
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Financial Highlights

The following financial highlights tables reflect historical information about shares of the Fund and are intended to help you understand the Fund's financial performance for the past five years, or, if shorter, the period of its operations. Certain information shows the results of an investment in one share of the Fund. To the extent the Fund invests in other funds, the Total Annual Operating Expenses included in the Fund's Fees and Expenses Table may not correlate to the ratio of expenses to average net assets in the financial highlights below. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).
The information presented has been audited by Cohen & Company, Ltd., the Fund's independent registered public accounting firm, whose report, along with the Fund's financial statements, are included in the Fund's annual report to shareholders, which is available upon request.
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VictoryShares THB Mid Cap ESG ETF
	Year Ended 6/30/23	10/4/21(a) through 6/30/22
Net Asset Value, Beginning of Period	$20.54	$23.74
Investment Activities:
Net investment income (loss)(b)	0.04	0.01
Net realized and unrealized gains (losses)	4.30	(3.13)
Total from Investment Activities	4.34	(3.12)
Distributions to Shareholders from:
Net investment income	—	(0.08)
Total Distributions	—	(0.08)
Net Asset Value, End of Period	$24.87	$20.54
Total Return(c),(d)	21.12%	(13.23)%
Ratios to Average Net Assets:
Net Expenses(e),(f)	0.55%	0.55%
Net Investment Income (Loss)(e)	0.16%	0.06%
Gross Expenses(e),(f)	2.41%	2.49%
Supplemental Data:
Net Assets at end of period (000's)	$2,487	$2,054
Portfolio Turnover(c),(g)	20%	17%
(a)
Commencement of operations.
(b)
Per share net investment income (loss) has been calculated using the average daily shares method.
(c)
Not annualized for periods less than one year.
(d)
Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. Generally Accepted Accounting Principles and could differ from the reported return.
(e)
Annualized for periods less than one year.
(f)
Does not include acquired fund fees and expenses, if any.
(g)
Excludes impact of in-kind transactions.
31

VS-THBESGETF-PRO (11/23)
By mail:
VictoryShares
4900 Tiedeman Road, 4th Floor
Brooklyn, OH 44144

4900 Tiedeman Road,
4th Floor
Brooklyn, OH 44144
Statement of Additional Information (SAI): The SAI contains more information about the Fund's operations, investment restrictions, policies, and practices. The SAI is incorporated by reference into this Prospectus, which means that it is legally part of this Prospectus, even if you do not request a copy.
Annual and Semi Annual Reports: Annual and semi annual reports contain more information about the Fund's investments and the market conditions and investment strategies that significantly affected the Fund's performance during the most recent fiscal period.
How to Obtain Information: You may obtain a free copy of the SAI or annual and semi annual reports, and ask questions about the Fund or your accounts, online at VictorySharesLiterature.com, by contacting the Fund at the following address or telephone number, or by contacting your financial intermediary.
By telephone:
Call VictoryShares at
866-376-7890
You also can get information about the Fund (including the SAI and other reports) from the Securities and Exchange Commission (SEC) on the SEC’s Edgar database at sec.gov, or after paying a duplicating fee, by electronic request sent to the following e-mail address: publicinfo@sec.gov.
Investment Company Act File Number 811-22696

VICTORYSHARES
STATEMENT OF ADDITIONAL INFORMATION
November 1, 2023

VictoryShares US 500 Volatility Wtd ETF	CFA
VictoryShares US Small Cap Volatility Wtd ETF	CSA
VictoryShares International Volatility Wtd ETF	CIL
VictoryShares US Large Cap High Div Volatility Wtd ETF	CDL
VictoryShares US Small Cap High Div Volatility Wtd ETF	CSB
VictoryShares International High Div Volatility Wtd ETF	CID
VictoryShares Dividend Accelerator ETF	VSDA
VictoryShares US Multi-Factor Minimum Volatility ETF	VSMV
VictoryShares US 500 Enhanced Volatility Wtd ETF	CFO
VictoryShares US EQ Income Enhanced Volatility Wtd ETF	CDC
VictoryShares US Discovery Enhanced Volatility Wtd ETF	CSF
VictoryShares Developed Enhanced Volatility Wtd ETF	CIZ
VictoryShares Nasdaq Next 50 ETF	QQQN
VictoryShares WestEnd U.S. Sector ETF	MODL
(each a “Fund” and together, the “Funds”)
Each Fund is a series of Victory Portfolios II (the “Trust”)
Listed and traded on:
The Nasdaq Stock Market LLC
This Statement of Additional Information (“SAI”) is not a prospectus and should be read in conjunction with each Fund’s prospectus, dated November 1, 2023, as it may be amended or supplemented from time to time (each, a “Prospectus”). This SAI is incorporated by reference in its entirety into each Prospectus. Copies of the Prospectus of each Fund can be obtained without charge upon request made to Victory Funds, P.O. Box 182593, Columbus, OH 43218-2593, at VictorySharesLiterature.com or by calling toll free 1-866-376-7890.
The financial statements for each Fund and the Independent Registered Public Accounting Firm's Report thereon for the fiscal year ended June 30, 2023, are included in the respective Fund's annual report to shareholders of that date and are incorporated herein by reference. The annual report to shareholders is available, without charge, on the Fund’s website at VictorySharesLiterature.com or by writing to the address or calling the Trust at the above address or toll-free phone number.

GENERAL INFORMATION
The Funds are each diversified series of the Trust (formerly named “Compass EMP Funds Trust”), a Delaware statutory trust organized on April 11, 2012. The Trust is registered as an open-end management investment company. The Trust currently consists of 26 series of beneficial interests (“shares”). This SAI relates to the shares of 14 series of the Trust (each a "Fund," and collectively, the "Funds").
Victory Capital Management Inc. (the “Adviser” or “Victory Capital”) is the Funds’ investment adviser. Each Fund’s investment objective(s), restrictions and policies are more fully described below and in the Fund’s Prospectus. The Trust’s Board of Trustees (the “Board” or “Trustees”) may organize and offer shares of a new fund or liquidate a Fund at any time.
Much of the information contained in this SAI expands on subjects discussed in each Fund’s Prospectus. Capitalized terms not defined herein are used as defined in the Prospectuses. No investment in shares of a Fund should be made without first reading that Fund’s Prospectus.
In this SAI, we refer to the following Funds collectively as the “International Funds”:
• VictoryShares International Volatility Wtd ETF,
• VictoryShares International High Div Volatility Wtd ETF,
• VictoryShares Developed Enhanced Volatility Wtd ETF, and
We refer to the following Funds collectively as the “Volatility Weighted Index Funds”:
• VictoryShares US 500 Volatility Wtd ETF,
• VictoryShares US Small Cap Volatility Wtd ETF,
• VictoryShares International Volatility Wtd ETF,
• VictoryShares US Large Cap High Div Volatility Wtd ETF,
• VictoryShares US Small Cap High Div Volatility Wtd ETF,
• VictoryShares International High Div Volatility Wtd ETF,
• VictoryShares US Discovery Enhanced Volatility Wtd ETF,
• VictoryShares US 500 Enhanced Volatility Wtd ETF,
• VictoryShares Developed Enhanced Volatility Wtd ETF,
• VictoryShares US EQ Income Enhanced Volatility Wtd ETF.
• We refer to the following Fund as a Thematic ETF:
• VictoryShares Nasdaq Next 50 ETF (the “Next 50 Fund”).
(Some International Funds are also Volatility Weighted Index Funds.)
The Funds’ shares (with the exception of the Next 50 Fund and the WestEnd U.S. Sector ETF (“U.S. Sector Fund”) are offered at net asset value (“NAV”) only in aggregations of 50,000 shares (each a “Creation Unit”). The Next 50 Fund's shares are offered at NAV only in aggregations of 25,000 shares per Creation Unit. The U.S. Sector Fund’s shares are offered at NAV only in aggregations of 10,000 shares per Creation Unit. The Funds will issue and redeem Creation Units principally in exchange for a basket of securities included in the respective Fund’s underlying index (the “Deposit Securities”), together with the deposit of a specified cash payment (the “Cash Component”), plus a transaction fee. The Funds are approved for listing on The Nasdaq Stock Market LLC (“NASDAQ” or the “Exchange”). Shares trade on the Exchange at market prices that may be below, at, or above NAV. The Trust reserves the right to adjust the prices of shares in the future to maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of the applicable Fund.
The Funds reserve the right to offer creations and redemptions of shares for cash. In addition, shares may be issued in advance of receipt of Deposit Securities subject to various conditions, including a requirement to maintain on deposit with the Trust a cash value equal to at least 105% of the market value of the missing Deposit Securities. In each instance of such cash creations or redemptions, transaction fees may be imposed and may be higher than the transaction fees associated with in-kind creations or redemptions. See “Purchase and Redemption of Shares” below.
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Shares of each Fund are listed for trading and trade throughout the day on NASDAQ.
In order to provide additional information regarding the indicative value of shares of the Funds, the Exchange or a market data vendor will disseminate every 15 seconds through the facilities of the Consolidated Tape Association or other widely disseminated means an updated “intraday indicative value” (“IIV”) for the Funds as calculated by an information provider or market data vendor. The Trust is not involved in or responsible for any aspect of the calculation or dissemination of the IIV and makes no representation or warranty as to the accuracy of the IIV.
INVESTMENT OBJECTIVES, POLICIES, AND LIMITATIONS
Investment Objectives
Each Fund’s investment objective is non-fundamental, meaning it may be changed by a vote of the Trustees without a vote of the holders of a majority of the Fund’s outstanding voting securities. There can be no assurance that a Fund will achieve its investment objective.
Investment Policies and Limitations of the Funds
Unless a policy of a Fund is expressly deemed to be a fundamental policy, changeable only by an affirmative vote of the holders of a majority of that Fund’s outstanding voting securities, the Fund’s policies are non-fundamental and may be changed without a shareholder vote.
A Fund may, following notice to its shareholders, employ other investment practices that presently are not contemplated for use by the Fund or that currently are not available but that may be developed to the extent such investment practices are both consistent with the Fund’s investment objective and legally permissible for the Fund. Such investment practices, if they arise, may involve risks that exceed those involved in the activities described in the Fund’s Prospectus.
A Fund’s classification and sub-classification is a matter of fundamental policy. Each Fund is classified as an open-end investment company. Each Fund is sub-classified as a diversified investment company, which under the Investment Company Act of 1940, as amended (“1940 Act”) means that, with respect to 75% of a Fund’s total assets, the Fund may not invest in securities of any issuer if, immediately after such investment, (i) more than 5% of the total assets of the Fund (taken at current value) would be invested in the securities of that issuer or (ii) more than 10% of the outstanding voting securities of the issuer would be held by the Fund (this limitation does not apply to obligations of the U.S. government, its agencies or instrumentalities, and securities of other investment companies). A diversified fund is not subject to this limitation with respect to the remaining 25% of its total assets. In addition, each Fund has elected to qualify as a “regulated investment company” under the United States Internal Revenue Code of 1986, as amended (the “Code”). To qualify as a regulated investment company, the Funds must meet certain diversification requirements as determined at the close of each quarter of each taxable year. The Code’s diversification test is described in “TAXES.”
The policies and limitations stated in this SAI supplement the Funds’ investment policies set forth in each Fund’s Prospectus. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of a Fund’s assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the Fund’s acquisition of such security or other asset except in the case of borrowing (or other activities that may be deemed to result in the issuance of a “senior security” under the 1940 Act). Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with a Fund’s investment policies and limitations. If the value of a Fund’s holdings of illiquid investments at any time exceeds the percentage limitation applicable at the time of acquisition due to subsequent fluctuations in value or other reasons, the Board will consider what actions, if any, are appropriate to maintain adequate liquidity.
Fundamental Investment Policies and Limitations of the Funds
The following investment policies and limitations are fundamental and may not be changed without the affirmative vote of the holders of a majority of the Fund’s outstanding voting securities, as defined under the 1940 Act. Under the 1940 Act, the vote of a majority of the outstanding voting securities of a Fund means the affirmative vote of the lesser of (a) 67% or more of the shares of the Fund present at a meeting at which the holders of more than 50% of the outstanding shares of the Fund are represented in person or by proxy, or (b) more than 50% of the outstanding shares of the Fund. Portions of the Funds’ fundamental investment restrictions (e.g., references to “except as permitted under the 1940 Act, and as interpreted or modified from time to time by regulatory authorities having jurisdiction”) provide the Funds with flexibility to change limitations in connection with changes in applicable law, rules, regulations, or exemptive relief. The language used in these restrictions provides the necessary flexibility to allow the Board to respond efficiently to these kinds of developments without the delay and expense of a shareholder meeting.
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Senior Securities
For the Volatility Weighted Index Funds:
Each Fund may not issue senior securities.
For all other Funds:
None of the Funds may issue senior securities, except as permitted under the 1940 Act, and as interpreted or modified from time to time by regulatory authorities having jurisdiction.
This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Fund, provided that the Fund’s engagement in such activities is consistent with or permitted by the 1940 Act the rules and regulations promulgated thereunder or interpretations of the Securities and Exchange Commission (“SEC”) or its staff.
Rule 18f-4 under the 1940 Act permits a Fund to enter into Derivatives Transactions (as defined below) and certain other transactions notwithstanding the restrictions on the issuance of “senior securities” under Section 18 of the 1940 Act. Section 18 of the 1940 Act, among other things, prohibits open-end funds, including the Funds, from issuing or selling any “senior security,” other than borrowing from a bank (subject to a requirement to maintain 300% “asset coverage”).
Under Rule 18f-4, “Derivatives Transactions” include the following: (1) any swap, security-based swap (including a contract for differences), futures contract, forward contract, option (excluding purchased options), any combination of the foregoing, or any similar instrument, under which the Fund is or may be required to make any payment or delivery of cash or other assets during the life of the instrument or at maturity or early termination, whether as margin or settlement payment or otherwise; (2) any short sale borrowing; (3) reverse repurchase agreements and similar financing transactions (e.g., recourse and non-recourse tender option bonds, and borrowed bonds), if the Fund elects to treat these transactions as Derivatives Transactions under Rule 18f-4; and (4) when-issued or forward-settling securities (e.g., firm and standby commitments, including to-be-announced (“TBA”) commitments, and dollar rolls) and non-standard settlement cycle securities, unless a Fund intends to physically settle the transaction and the transaction will settle within 35 days of its trade date.
Unless a Fund is relying on the Limited Derivatives User Exception (as defined below), a Fund must comply with Rule 18f-4 with respect to its Derivatives Transactions. Rule 18f-4, among other things, requires the Funds to adopt and implement a comprehensive written derivatives risk management program (“DRMP”) and comply with a relative or absolute limit on Fund leverage risk calculated based on value-at-risk (“VaR”). The DRMP is administered by a “derivatives risk manager,” who is appointed by the Board, including a majority of Independent Trustees, and periodically reviews the DRMP and reports to the Board.
Rule 18f-4 provides an exception from the DRMP, VaR limit and certain other requirements if the Fund’s “derivatives exposure” (as defined in Rule 18f-4) is limited to 10% of its net assets (as calculated in accordance with Rule 18f-4) and the Fund adopts and implements written policies and procedures reasonably designed to manage its derivatives risks (the “Limited Derivatives User Exception”).
As of the date of this SAI, each Fund relies on the Limited Derivatives User Exception.
Borrowing
For the Volatility Weighted Index Funds:
Each Fund may not borrow money, except (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund’s total assets at the time when the borrowing is made. This limitation does not preclude the Fund from entering into reverse repurchase transactions, provided that the Fund has an asset coverage of 300% for all borrowings and repurchase commitments of the Fund pursuant to reverse repurchase transactions.
For all other Funds:
None of the Funds may borrow money, except as permitted under the 1940 Act, or by order of the SEC and as interpreted or modified from time to time by regulatory authorities having jurisdiction.
A Fund’s ability to borrow money is limited by its investment policies and limitations, by the 1940 Act, and by applicable exemptions, no action letters, interpretations, and other pronouncements issued from time to time by regulatory authorities, including the SEC and its staff. Under the 1940 Act, a fund is required to maintain continuous asset coverage (that is, total assets including the proceeds of borrowings, less liabilities excluding borrowings) of not less than 300% of the amount borrowed, with an exception for borrowings not in excess of 5% of the fund’s total assets made for temporary purposes. Any borrowings for temporary purposes
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in excess of 5% are subject to the minimum 300% asset coverage requirement. If the value of the assets set aside to meet the 300 percent asset coverage were to decline below 300% due to market fluctuations or other causes, a Fund may be required to sell some of its portfolio holdings within three days (excluding Sundays and holidays) to reduce the debt and comply with the 300% minimum asset coverage requirement, even in circumstances where it is considered disadvantageous from an investment perspective to sell securities at that time or at the prices then available.
Underwriting, Purchasing Securities on Margin, or Participating on a Joint Basis
For the Volatility Weighted Index Funds:
Each Fund may not purchase securities on margin, participate on a joint or joint and several basis in any securities trading account, or underwrite securities. This limitation does not preclude the Fund from obtaining such short-term credit as may be necessary for the clearance of purchases and sales of its portfolio securities, and except to the extent that the Fund may be deemed an underwriter under the Securities Act of 1933, as amended (“1933 Act”), by virtue of disposing of portfolio securities.
For all other Funds:
None of the Funds may underwrite securities issued by others, except to the extent that a Fund may be considered an underwriter within the meaning of the 1933 Act, in the disposition of restricted securities.
Real Estate
For the Volatility Weighted Index Funds:
Each Fund may not purchase or sell real estate or interests in real estate. This limitation is not applicable to investments in marketable securities that are secured by or represent interests in real estate. This limitation does not preclude the Fund from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts).
For all other Funds:
None of the Funds may purchase or sell real estate unless acquired as a result of direct ownership of securities or other instruments. This restriction shall not prevent any of these Funds from investing in the following: (i) securities or other instruments backed by real estate; (ii) securities of real estate operating companies; or (iii) securities of companies engaged in the real estate business, including real estate investment trusts. This restriction does not preclude any of these Funds from buying securities backed by mortgages on real estate or securities of companies engaged in such activities.
Concentration
For the Volatility Weighted Index Funds:
Each Fund may not invest 25% or more of the market value of its assets in the securities of companies engaged in any one industry or group of related industries. This limitation does not apply to investments in the securities of the U.S. government, its agencies or instrumentalities.
For all other Funds (with the exception of the Next 50 Fund and U.S. Sector Fund):
None of the Funds may concentrate its investments in a particular industry, as the term “concentration” is used in the 1940 Act, and as interpreted or modified from time to time by regulatory authorities having jurisdiction. This restriction shall not prevent any Fund from investing all of its assets in a “master” fund that has adopted similar investment objectives, policies, and restrictions.
The Next 50 Fund:
The Next 50 Fund may concentrate its investments in a particular industry, as the term “concentration” is used in the 1940 Act, and as interpreted or modified from time to time by regulatory authorities having jurisdiction, to the extent its index concentrates in a particular industry or group of industries.
The U.S. Sector Fund:
The U.S. Sector Fund may not concentrate its investments in a particular industry or group of industries, as the term “concentration” is used in the 1940 Act, and as interpreted or modified from time to time by regulatory authorities having jurisdiction. This restriction shall not prevent the Fund from investing all of its assets in a “master” fund that has adopted similar investment objectives, policies, and restrictions.
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For purposes of compliance with this investment policy, the U.S. Sector Fund will generally use the industry group classifications provided by GICS® to determine the industries and groups of industries into which the U.S. Sector Fund’s investments fall, except that for purposes of applying the U.S. Sector Fund’s fundamental investment policy concerning concentration, it is a matter of non-fundamental investment policy that:
• companies in the Communication Services GICS® sector will be classified into the following groups of industries: Media & Entertainment, Interactive Technology, and Telecommunication Services (i.e., the Media & Entertainment, Interactive Technology, and Telecommunication Services will each be considered a separate group of industries);
• companies in the Energy GICS® sector will be classified into the following groups of industries: Energy Equipment & Services, and Oil, Gas & Consumable Fuels (i.e., the Energy Equipment & Services, and Oil, Gas & Consumable Fuels will each be considered a separate group of industries);
• companies in the Materials GICS® sector will be classified into the following groups of industries: Chemicals, Construction Materials, Containers & Packaging, Metals & Mining, and Paper & Forest Products (i.e., the Chemicals, Construction Materials, Containers & Packaging, Metals & Mining, and Paper & Forest Products will each be considered a separate group of industries);
• companies in the Industrials GICS® sector will be classified into the following groups of industries: Aerospace & Defense Capital Goods, Other Industrial Capital Goods, Commercial & Professional Services, and Transportation (i.e., Aerospace & Defense Capital Goods, Other Industrial Capital Goods, Commercial & Professional Services, and Transportation will each be considered a separate group of industries); and
• companies in the Real Estate GICS® sector will be classified into the following groups of industries: Equity Real Estate Investment Trusts (REITs), and Real Estate Management & Development (i.e., the Equity Real Estate Investment Trusts (REITs), and Real Estate Management & Development will each be considered a separate group of industries);
• companies in the Utilities GICS® sector will be classified into the following groups of industries: Electric Utilities and Non-Electric Utilities (i.e., Electric Utilities and Non-Electric Utilities will each be considered a separate group of industries).
The set of groups of industries used by the Adviser with respect to the U.S. Sector Fund may change over time and without notice to investors, and in certain cases, may differ from the set of groups of industries used by the Adviser with respect to other funds managed by the Adviser. The U.S. Sector Fund will not treat other investment companies as a particular industry for purposes of its concentration policy. In addition, to the extent the U.S. Sector Fund invests in securities of other open- or closed-end investment companies, including ETFs, the U.S. Sector Fund will consider the investments held in the portfolios of those underlying open- and closed-end investment companies, to the extent known by the U.S. Sector Fund, in determining whether the U.S. Sector Fund is concentrated in a particular industry or group of industries. In the case of unaffiliated underlying open- and closed-end investment companies, that determination will be based on portfolio information made publicly available.
Concentration means investing more than 25% of a Fund’s net assets in a particular industry or a specified group of industries.
Commodities
For the Volatility Weighted Index Funds:
Each Fund may not purchase or sell commodities (unless acquired as a result of ownership of securities or other investments or through commodity futures contracts or options), except that the Fund may purchase and sell futures contracts and options to the full extent permitted under the 1940 Act, sell foreign currency contracts in accordance with any rules of the Commodity Futures Trading Commission, invest in securities or other instruments backed by commodities, and invest in companies that are engaged in a commodities business or have a significant portion of their assets in commodities.
For all other Funds:
None of the Funds may purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities).
5

Lending
For the Volatility Weighted Index Funds:
Each Fund may not make loans to others, except (a) through the purchase of debt securities in accordance with its investment objectives and policies, (b) to the extent the entry into a repurchase agreement is deemed to be a loan, and (c) by loaning portfolio securities.
For all other Funds:
None of the Funds may make loans, except as permitted under the 1940 Act, and as interpreted or modified from time to time by regulatory authorities having jurisdiction. Generally, the 1940 Act prohibits loans if a fund’s investment policies do not permit loans, and if the loans are made, directly or indirectly, to persons deemed to control or to be under common control with the registered investment company.
Non-Fundamental Investment Policies and Limitations of the Funds
The following investment policies restrictions are non-fundamental and may be changed by a vote of a majority of the Trustees.
For all Funds except the U.S. Sector Fund:
• No Fund may purchase the securities of any registered open-end investment company or registered unit investment trust in reliance on Section 12(d)(1)(F) or Section 12(d)(1)(G) of the 1940 Act, which permits operation as a “fund of funds.” Except as provided in the next paragraph and below in “Securities of Other Investment Companies,” none of the Funds may: (1) invest more than 5% of its total assets in the securities of any one investment company; (2) own more than 3% of the securities of any one investment company; or (3) invest more than 10% of its total assets in the securities of other investment companies.
For the U.S. Sector Fund:
• The Fund may not purchase the securities of other registered investment companies, except as permitted under the 1940 Act, and as interpreted or modified from time to time by regulatory authorities having jurisdiction. As a matter of policy, however, the Fund will not purchase shares of any registered open-end investment company or registered unit investment trust, in reliance on Section 12(d)(1)(F) or (G) (the “fund of funds” provisions) of the 1940 Act, at any time the Fund has knowledge that its shares are purchased by another investment company investor in reliance on the provisions of subparagraph (G) of Section 12(d)(1).
For all Funds:
• Each Fund may purchase and redeem shares issued by a money market fund without limit, provided that either: (1) the acquiring Fund pays no “sales charge” or “service fee” (as each of those terms is defined in the FINRA Conduct Rules); or (2) the Adviser waives its advisory fee in an amount necessary to offset any such sales charge or service fee. For purposes of this investment restriction, a “money market fund” is either: (1) an open-end investment company registered under the 1940 Act and regulated as a money market fund in accordance with Rule 2a-7 under the 1940 Act; or (2) a company that is exempt from registration as in investment company under Sections 3(c)(1) or 3(c)(7) of the 1940 Act and that: (a) limits its investments to those permitted under Rule 2a-7 under the 1940 Act; and (b) undertakes to comply with all the other requirements of Rule 2a-7, except that, if the company has no board of directors, the company’s investment adviser performs the duties of the board of directors.
For the Volatility Weighted Index Funds:
• No Fund may invest, in the aggregate, more than 15% of its net assets in securities with legal or contractual restrictions on resale, securities which are not readily marketable and repurchase agreements with more than seven days to maturity. However, if more than 15% of Fund net assets are illiquid, the Fund’s investment adviser(s) will reduce illiquid assets such that they do not represent more than 15% of Fund net assets, subject to timing and other considerations which are in the best interests of the Fund and its shareholders.
• No Funds may mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any assets of the Fund except as may be necessary in connection with borrowings described in limitation (1) above. Margin deposits, security interests, liens, and collateral arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques are not deemed to be a mortgage, pledge, or hypothecation of assets for purposes of this limitation.
• No Fund may invest in any issuer for purposes of exercising control or management.
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For all Funds except the Volatility Weighted Index Funds:
• No Fund may make short sales of securities, other than short sales “against the box,” or purchase securities on margin except for short-term credits necessary for clearance of portfolio transactions, provided that this restriction will not be applied to limit the use of options, futures contracts, and related options, in the manner otherwise permitted by the investment restrictions, policies, and investment program of the Fund.
• No Fund may invest more than 15% of its net assets in illiquid investments. Illiquid investments are generally any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Such investments include, but are not limited to, time deposits and repurchase agreements with maturities longer than seven days. Securities that may be resold under Rule 144A, securities offered pursuant to Section 4(a)(2) of the 1933 Act, or securities otherwise subject to restrictions or limitations on resale under the 1933 Act shall not be deemed illiquid solely by reason of being unregistered. The Adviser, under oversight of the Board, determines whether a particular investment is deemed to be liquid based on the trading markets for the specific security and other factors.
Each Fund has an investment policy that requires it to invest at least 80% of its assets in the type of security, or index, suggested by its name. To the extent required by SEC rules, each such policy may be changed only upon at least 60 days’ prior written notice to the applicable Fund’s shareholders.
NASDAQ VICTORY INDEXES
Index Provider
The Nasdaq Victory Indexes (each an “Index”) are currently administered, calculated, and published by an unaffiliated third party, Nasdaq Inc. (the “Index Provider”). The Index Provider calculates and disseminates the Indexes on a daily basis. A description of the Indexes tracked by certain Funds is provided in the applicable Fund’s Prospectus under “Principal Investment Strategies,” and additional details about the Indexes are provided below.
The Indexes are not sponsored by the Index Provider or its affiliates or its third-party licensors.
Certain of the Indexes, referred to herein as the “Nasdaq Victory Volatility Weighted Indexes,” combine fundamental criteria with individual security risk control achieved through volatility weighting of individual securities. The index methodology used for the Nasdaq Victory Volatility Weighted Indexes was originally developed by the Adviser. The Adviser may consult with the Index Provider from time to time concerning an Index methodology, but the Index Provider alone makes all decisions with respect to any changes to the methodology.
Semi-Annual Index Reconstitution Dates
Each Index is reconstituted periodically during the year according to a prescribed schedule. In conjunction with each reconstitution date, an Index’s rules are applied to its universe of publicly traded securities in order to determine which securities are eligible for inclusion in the Index. New securities are added to the Index only on reconstitution dates and only securities that comply with the Index methodology are eligible to be included in an Index. Securities that no longer meet eligibility for an Index on the reconstitution date are omitted. The Index Provider is solely responsible for the nature and extent of any reconstitution of any Index.
Index Maintenance
The Index Provider maintains each Index throughout the year and includes monitoring and adjusting an Index for company additions and deletions, stock splits, corporate restructurings, and other corporate actions. Corporate actions are generally implemented after the close of trading on the day prior to the ex-date of such corporate actions. A security also may be removed from an Index in between rebalancing dates if it no longer represents an investable asset due to legal constraints or other independent factors. In response to market conditions that occur between rebalancing dates, an Index’s country and sector weights may fluctuate above or below a specified cap between annual Index screening dates.
Changes to the Index Methodology
Each Index is governed by a rules-based methodology. To the extent possible, material changes to the methodology will be publicly disclosed to shareholders prior to implementation. The Index Provider is solely responsible for the nature and extent of any changes to any Index.
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No Guarantee or Warranty; Index Errors
Neither the Index Provider, the Adviser nor the Funds make any representation or warranty, express or implied, to the Funds’ shareholders or any member of the public regarding the advisability of investing in securities generally or in the Funds particularly or the ability of the Indexes to track general stock market performance. The Index Provider has licensed the Indexes and certain trademarks and trade names for use by the Funds at no charge. The Index Provider has no obligation to take the needs of the Funds or Funds’ shareholders into consideration in determining, composing, or calculating the Indexes.
Neither the Index Provider, the Adviser nor the Funds guarantee the accuracy, completeness, or performance of any Index or the data included therein and shall have no liability in connection with any Index or Index calculation, including any errors or omissions in calculating the Indexes. Errors made by the Index Provider with respect to the quality, accuracy, and completeness of the data within an Index may occur from time to time and may not be identified and corrected for a period of time, if at all. Therefore, gains, losses or costs associated with errors will be borne by a Fund and its shareholders.
INVESTMENT PRACTICES, INSTRUMENTS, AND RISKS
In addition to the principal investment strategies and the principal risks of the Funds described in each Prospectus, each Fund may, but will not necessarily, employ other investment practices and may be subject to additional risks which are described further below. Because the following is a combined description of investment strategies and risks for all of the Funds, certain strategies and/or risks described below may not apply to every Fund. Unless a strategy or policy described below is specifically prohibited with respect to a particular Fund by the investment restrictions listed in the Prospectus, under “Investment Objectives Policies and Limitations” in this SAI, or by applicable law, a Fund may, but will not necessarily, engage in each of the practices described below.
Certificates of Deposit and Bankers’ Acceptances
Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity.
A Fund may invest in insured bank obligations. The Federal Deposit Insurance Corporation (“FDIC”) insures the deposits of federally insured banks and savings and loan associations (collectively referred to as “banks”) up to $250,000. A Fund may purchase bank obligations that are fully insured as to principal by the FDIC. Currently, to remain fully insured as to principal, these investments must be limited to $250,000 per bank; if the principal amount and accrued interest together exceed $250,000, the excess principal and accrued interest will not be insured. Insured bank obligations may have limited marketability.
Bankers’ acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.
Commercial Paper
A Fund may purchase commercial paper, which consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. It may be secured by letters of credit, a surety bond, or other forms of collateral. Commercial paper is usually repaid at maturity by the issuer from the proceeds of the issuance of new commercial paper.
Investments in commercial paper are subject to the risk the issuer cannot issue enough new commercial paper to satisfy its outstanding commercial paper, also known as rollover risk. Commercial paper may become illiquid or may suffer from reduced liquidity in certain circumstances. Like all fixed income securities, commercial paper prices are susceptible to fluctuations in interest rates. If interest rates rise, commercial paper prices will decline. The short-term nature of a commercial paper investment makes it less susceptible to interest rate risk than many other fixed income securities because interest rate risk typically increases as maturity lengths increase.
Commercial paper tends to yield smaller returns than longer-term corporate debt because securities with shorter maturities typically have lower effective yields than those with longer maturities. As with all fixed income securities, there is a chance that the issuer will default on its commercial paper obligation.
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Common Stock
Common stock represents an equity (ownership) interest in a company, and usually possesses voting rights and earns dividends. Dividends on common stock are not fixed but are declared at the discretion of the issuer. Common stock generally represents the riskiest investment in a company. In addition, common stock generally has the greatest appreciation and depreciation potential because increases and decreases in earnings are usually reflected in a company’s stock price. A company’s common stock also may decline significantly in price over a short period of time due to factors specific to that company, including decisions made by its management or lower demand for the company’s products or services.
Convertible Securities
A Fund may invest in convertible securities with no minimum credit rating. Convertible securities include fixed income securities that may be exchanged or converted into a predetermined number of shares of the issuer’s underlying common stock at the option of the holder during a specified period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of “usable” bonds and warrants or a combination of the features of several of these securities. Convertible securities are senior to common stocks in an issuer’s capital structure, but are usually subordinated to similar non-convertible securities. While providing a fixed income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar nonconvertible security), a convertible security also gives an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the issuing company depending upon a market price advance in the convertible security’s underlying common stock.
Depositary Receipts
A Fund may invest in sponsored and unsponsored depositary receipts, such as American Depositary Receipts (“ADRs”), which are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADRs, in registered form, are designed for use in U.S. securities markets. Unsponsored ADRs may be created without the participation of the foreign issuer. Holders of these ADRs generally bear all the costs of the ADR facility, whereas foreign issuers typically bear certain costs in a sponsored ADR. The bank or trust company depositary of an unsponsored ADR may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights. Many of the risks described below regarding foreign securities apply to investments in ADRs. Without limitation, a Fund may also invest in European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”). EDRs are receipts issued in Europe that evidence a similar ownership arrangement. GDRs are receipts issued throughout the world that evidence a similar arrangement.
Investments in depositary receipts may be less liquid and more volatile than the underlying securities in their primary trading market. If a depositary receipt is denominated in a different currency than its underlying securities, a Fund will be subject to the currency risk of both the investment in the depositary receipt and the underlying security. The values of depositary receipts may decline for a number of reasons relating to the issuers or sponsors of the depositary receipts, including, but not limited to, insolvency of the issuer or sponsor. Holders of depositary receipts may have limited or no rights to take action with respect to the underlying securities or to compel the issuer of the receipts to take action. The prices of depositary receipts may differ from the prices of securities upon which they are based.
A Fund may invest in unsponsored depositary receipts, which are issued by one or more depositaries without a formal agreement with the company that issues the underlying securities. Holders of unsponsored depositary receipts generally bear all the costs thereof, and the depositaries of unsponsored depositary receipts frequently are under no obligation to distribute shareholder communications received from the issuers of the underlying securities or to pass through voting rights with respect to the underlying securities. In addition, the issuers of the securities underlying unsponsored depositary receipts are not obligated to disclose material information to the market and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the depositary receipts.
Derivatives
The use of derivatives is a highly specialized activity that can involve investment techniques and risks different from, and in some respects greater than, those associated with investing in more traditional investments such as stocks and bonds. Derivatives may have varying degrees of volatility at different times, or under different market conditions, and may perform in unanticipated ways. New regulation of derivatives may make them more costly, or may otherwise adversely affect their liquidity, value, or performance.
Under circumstances in which such instruments are expected by the Adviser to aid in achieving the Fund’s investment objective, the Fund may buy and sell certain types of derivatives. Derivatives are instruments that derive their value from the value of one or more underlying assets, reference rates or indices, and may include futures contracts, options on futures contracts, swaps, options on currencies, securities, and securities indices. Derivatives also may possess the characteristics of both futures and securities (e.g., debt instruments with interest and principal payments determined by reference to the value of a commodity or a currency at a future time) and therefore, possess the risks of both futures and securities investments.
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Permissible derivative instruments include “market access products,” which offer synthetic exposure to an underlying local foreign stock. They include, for example, equity-linked notes, warrants, zero strike options, and total return swaps. Market access products are subject to the same risks as direct investments in securities of foreign issuers. If the underlying stock decreases in value, the market access product will decrease commensurately. In addition, market access products are subject to counterparty risk due to the fact that the security is issued by a broker. If the broker suffers a significant credit event and cannot perform under the terms of an agreement, a market access product may lose value regardless of the strength of the underlying stock.
Derivatives, such as futures contracts; options on currencies, securities, and securities indexes; options on futures contracts; and swaps enable the Fund to take both “short” positions (positions which anticipate a decline in the market value of a particular asset or index) and “long” positions (positions which anticipate an increase in the market value of a particular asset or index). The Fund also may use strategies that involve simultaneous short and long positions in response to specific market conditions, such as where the Adviser anticipates unusually high or low market volatility.
The Adviser may enter into derivative positions for either hedging or non-hedging purposes. The term “hedging” is applied to defensive strategies designed to protect the Fund from an expected decline in the market value of an asset or group of assets that the Fund owns (in the case of a short hedge) or to protect the Fund from an expected rise in the market value of an asset or group of assets which it intends to acquire in the future (in the case of a long or “anticipatory” hedge). Non-hedging strategies include strategies designed to produce incremental income (such as the option writing strategy described below) or “speculative” strategies, which are undertaken to equitize the cash or cash- equivalent portion of the Fund’s portfolio or to profit from (i) an expected decline in the market value of an asset or group of assets which the Fund does not own or (ii) expected increases in the market value of an asset which it does not plan to acquire. Information about specific types of instruments is provided below.
Rule 18f-4 under the 1940 Act permits the Fund to enter into Derivatives Transactions (as defined below) and certain other transactions notwithstanding the restrictions on the issuance of “senior securities” under Section 18 of the 1940 Act. Section 18 of the 1940 Act, among other things, prohibits open-end funds, including the Fund, from issuing or selling any “senior security,” other than borrowing from a bank (subject to a requirement to maintain 300% “asset coverage”).
Under Rule 18f-4, “Derivatives Transactions” include the following: (1) any swap, security-based swap (including a contract for differences), futures contract, forward contract, option (excluding purchased options), any combination of the foregoing, or any similar instrument, under which the Fund is or may be required to make any payment or delivery of cash or other assets during the life of the instrument or at maturity or early termination, whether as margin or settlement payment or otherwise; (2) any short sale borrowing; (3) reverse repurchase agreements and similar financing transactions (e.g., recourse and non-recourse tender option bonds, and borrowed bonds), if the Fund elects to treat these transactions as Derivatives Transactions under Rule 18f-4; and (4) when-issued or forward-settling securities (e.g., firm and standby commitments, including to-be-announced (“TBA”) commitments, and dollar rolls) and non-standard settlement cycle securities, unless the Fund intends to physically settle the transaction and the transaction will settle within 35 days of its trade date (the “Delayed-Settlement Securities Provision”).
Unless a fund is relying on the Limited Derivatives User Exception (as defined below), the fund must comply with Rule 18f-4 with respect to its Derivatives Transactions. Rule 18f-4, among other things, requires funds to adopt and implement a comprehensive written derivatives risk management program (“DRMP”) and comply with a relative or absolute limit on fund leverage risk calculated based on value-at-risk (“VaR”). The DRMP is administered by a “derivatives risk manager,” who is appointed by the Board, including a majority of Independent Trustees, and periodically reviews the DRMP and reports to the Board. Rule 18f-4 also has eliminated the general asset segregation requirement in connection with certain derivatives transactions, in light of Rule 18f-4’s requirements for funds to establish and maintain derivatives risk management programs that comply with certain risk-based limits. For funds that qualify as limited derivatives users, Rule 18f-4 requires policies and procedures to manage aggregate derivatives risk. These requirements could have an impact on the Fund, including a potential increase in cost to enter into derivatives transactions. The full impact of Rule 18f-4 on the Fund, however, remains uncertain.
Rule 18f-4 provides an exception from the DRMP, VaR limit and certain other requirements if the Fund’s “derivatives exposure” (as defined in Rule 18f-4) is limited to 10% of its net assets (as calculated in accordance with Rule 18f-4) and the Fund adopts and implements written policies and procedures reasonably designed to manage its derivatives risks (the “Limited Derivatives User Exception”). As of the date of this SAI, the U.S. Sector Fund relies on the Limited Derivatives User Exception.
Exchange-Traded Funds (“ETFs”)
The U.S. Sector Fund may invest in ETFs, which are, with a few exceptions, open-end investment companies that trade throughout the day. ETFs trade on stock exchanges. Because they trade like a stock, they offer trading flexibility desired by both individuals and institutions. The value of the underlying securities held by an ETF is a major factor in determining an ETF’s price. However, ETFs do not necessarily trade at their NAV. The price of an ETF also is determined by supply and demand and, as a result, the share price of an ETF may trade at a premium or discount to its NAV.
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The Fund may be exposed to the same risks of the ETFs’ holdings as the ETFs themselves in direct proportion to the allocation of the Fund’s assets among those ETFs. Fund shareholders also will indirectly bear fees and expenses charged by the ETFs in which the Fund may invest in addition to the Fund’s direct fees and expenses. In addition, the ETFs in which the Fund may invest are typically “passive investors” that invest in the securities and sectors contained in the indexes they seek to track without regard for or analysis of the prospects of such securities or sectors (“Passive ETFs”). A Passive ETF may invest in all of the securities in such index or in a representative sample of such securities.
Passive ETFs generally do not attempt to take defensive positions in volatile or declining markets or under other conditions. Furthermore, Passive ETFs usually are not able to duplicate exactly the performance of the underlying indexes they track. The difference in performance between a Passive ETF and the index it seeks to track can be due to, among other factors, the expenses that the Passive ETF pays, regulatory constraints, investment strategies, techniques undertaken by the Passive ETF and changes to an underlying index. There also may be a lack of correlation between the securities in an index and those actually held by a Passive ETF. The performance of a fund that invests in such an ETF could be adversely impacted. In addition, although ETFs (both active and passive) are generally listed on securities exchanges, there can be no assurances that an active trading market for such ETFs will be maintained. Secondary market trading in the ETFs also may be halted by a national securities exchange because of market conditions or for other reasons. There can be no assurances that the requirement necessary to maintain the listing of the ETFs will continue to be met or will remain unchanged.
Equity Securities
Equity securities in which a Fund invests include common stocks, preferred stocks, and securities convertible into common stocks, such as convertible bonds, warrants, rights, and options. The value of equity securities varies in response to many factors, including the activities and financial condition of individual companies, the business market in which individual companies compete and general market and economic conditions. Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations can be significant. Equity Securities generally have greater volatility than debt securities.
Fixed Income/Debt/Bond Securities
Yields on fixed income securities are dependent on a variety of factors, including the general conditions of the money market and other fixed income securities markets, the size of a particular offering, the maturity of the obligation and the rating of the issue. An investment in a Fund will be subjected to risk even if all fixed income securities in the Fund’s portfolio are paid in full at maturity. All fixed income securities, including U.S. government securities, can change in value when there is a change in interest rates or the issuer’s actual or perceived creditworthiness or ability to meet its obligations.
There is normally an inverse relationship between the market value of securities sensitive to prevailing interest rates and actual changes in interest rates. In other words, an increase in interest rates produces a decrease in market value. The longer the remaining maturity (and duration) of a security, the greater will be the effect of interest rate changes on the market value of that security. Changes in the ability of an issuer to make payments of interest and principal and in the markets’ perception of an issuer’s creditworthiness will also affect the market value of the debt securities of that issuer. Obligations of issuers of fixed income securities (including municipal securities) are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Reform Act of 1978. In addition, the obligations of municipal issuers may become subject to laws enacted in the future by Congress, state legislatures, or referenda extending the time for payment of principal and/or interest, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. Changes in the ability of an issuer to make payments of interest and principal and in the market’s perception of an issuer’s creditworthiness will also affect the market value of the debt securities of that issuer. The possibility exists, therefore, that, the ability of any issuer to pay, when due, the principal of and interest on its debt securities may become impaired.
The corporate debt securities in which a Fund may invest include corporate bonds and notes and short-term investments such as commercial paper and variable rate demand notes. Commercial paper (short-term promissory notes) is issued by companies to finance their or their affiliate’s current obligations and is frequently unsecured. Variable and floating rate demand notes are unsecured obligations typically redeemable upon not more than 30 days’ notice. These obligations include master demand notes that permit investment of fluctuating amounts at varying rates of interest pursuant to a direct arrangement with the issuer of the instrument. The issuer of these obligations often has the right, after a given period, to prepay the outstanding principal amount of the obligations upon a specified number of days’ notice. These obligations generally are not traded, nor generally is there an established secondary market for these obligations. To the extent a demand note does not have a 7-day or shorter demand feature and there is no readily available market for the obligation, it is treated as an illiquid investment.
A Fund may invest in debt securities, including non-investment grade debt securities. The following describes some of the risks associated with fixed income debt securities:
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Interest Rate Risk. Debt securities have varying levels of sensitivity to changes in interest rates. In general, the price of a debt security can fall when interest rates rise and can rise when interest rates fall. Securities with longer maturities and mortgage securities can be more sensitive to interest rate changes although they usually offer higher yields to compensate investors for the greater risks. The longer the maturity of the security, the greater the impact a change in interest rates could have on the security’s price. In addition, short-term and long-term interest rates do not necessarily move in the same amount or the same direction. Short-term securities tend to react to changes in short-term interest rates and long-term securities tend to react to changes in long-term interest rates.
Liquidity Risk. Rising interest rates may result in periods of volatility and increased redemptions. As a result of increased redemptions, a Fund may have to liquidate portfolio securities at disadvantageous prices and times, which could reduce a Fund’s return. A reduction in dealer market-making capacity in the fixed income markets that has occurred in recent years has the potential to decrease liquidity.
Credit Risk. Fixed income securities have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity of those issuers to make principal or interest payments, as compared to issuers of more highly rated securities.
Extension Risk. A Fund is subject to the risk that an issuer will exercise its right to pay principal on an obligation held by the Fund (such as mortgage-backed securities) later than expected. This may happen when there is a rise in interest rates. These events may lengthen the duration (i.e. interest rate sensitivity) and potentially reduce the value of these securities.
Prepayment Risk. Certain types of debt securities, such as mortgage-backed securities, have yield and maturity characteristics corresponding to underlying assets. Unlike traditional debt securities, which may pay a fixed rate of interest until maturity when the entire principal amount comes due, payments on certain mortgage-backed securities may include both interest and a partial payment of principal. Besides the scheduled repayment of principal, payments of principal may result from the voluntary prepayment, refinancing, or foreclosure of the underlying mortgage loans.
Securities subject to prepayment are less effective than other types of securities as a means of “locking in” attractive long-term interest rates. One reason is the need to reinvest prepayments of principal; another is the possibility of significant unscheduled prepayments resulting from declines in interest rates. These prepayments would have to be reinvested at lower rates. As a result, these securities may have less potential for capital appreciation during periods of declining interest rates than other securities of comparable maturities, although they may have a similar risk of decline in market value during periods of rising interest rates. Prepayments may also significantly shorten the effective maturities of these securities, especially during periods of declining interest rates. Conversely, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing the volatility of the Fund.
At times, some of the mortgage-backed securities in which a Fund may invest will have higher than market interest rates and therefore will be purchased at a premium above their par value. Prepayments may cause losses in securities purchased at a premium, as unscheduled prepayments, which are made at par, will cause the Fund to experience a loss equal to any unamortized premium.
Foreign Securities
General. A Fund may invest in foreign securities and ETFs and other investment companies that hold a portfolio of foreign securities. Investing in securities of foreign companies and countries involves certain considerations and risks that are not typically associated with investing in U.S. government securities and securities of domestic companies. There may be less publicly available information about a foreign issuer than a domestic one, and foreign companies are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to U.S. companies. There may also be less government supervision and regulation of foreign securities exchanges, brokers and listed companies than exists in the United States. Interest and dividends paid by foreign issuers may be subject to withholding and other foreign taxes, which may decrease the net return on such investments as compared to dividends and interest paid to a Fund by domestic companies or the U.S. government. There may be the possibility of expropriations, seizure or nationalization of foreign deposits, confiscatory taxation, political, economic or social instability or diplomatic developments that could affect assets of a Fund held in foreign countries. Finally, the establishment of exchange controls or other foreign governmental laws or restrictions could adversely affect the payment of obligations.
To the extent a Fund’s currency exchange transactions do not fully protect the Fund against adverse changes in currency exchange rates, decreases in the value of currencies of the foreign countries in which the Fund will invest relative to the U.S. dollar will result in a corresponding decrease in the U.S. dollar value of the Fund’s assets denominated in those currencies (and possibly a corresponding increase in the amount of securities required to be liquidated to meet distribution requirements). Conversely, increases in the value of currencies of the foreign countries in which a Fund invests relative to the U.S. dollar will result in a corresponding increase in the U.S. dollar value of the Fund’s assets (and possibly a corresponding decrease in the amount of securities to be liquidated).
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Emerging Markets Securities. A Fund may purchase securities of emerging market issuers and ETFs and other investment companies that invest in emerging market securities. Investing in emerging market securities imposes risks different from, or greater than, risks of investing in foreign developed countries. These risks, among others, include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales. Future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by a Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.
Additional risks of emerging markets securities may include: greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency hedging techniques; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause a Fund to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.
Investing through Stock Connect. Certain of the Funds may invest in developing markets through trading structures or protocols that subject them to certain risks (such as risks associated with illiquidity, custody of assets, different settlement and clearance procedures, asserting legal title under developing legal and regulatory regimes and other risks) to a greater degree than in developed markets or even other developing markets. For example, a Fund may invest in certain eligible Chinese securities (“China A-Shares”) listed and traded on Chinese stock exchanges such as the Shanghai Stock Exchange (“SSE”) through the Hong Kong—Shanghai Stock Connect (“Stock Connect”) program. Stock Connect is a securities trading and clearing program developed by the Hong Kong Stock Exchange (“SEHK”), SSE, Hong Kong Securities Clearing Company Limited and China Securities Depository and Clearing Corporation Limited for the establishment of mutual market access between SEHK and SSE. Stock Connect is subject to regulations promulgated by regulatory authorities for both SSE and SEHK. Further regulations or restrictions, such as limitations on redemptions or suspension of trading, may adversely affect Stock Connect and the value of the China A-Shares held by a Fund. There is no guarantee that the systems required to operate Stock Connect will function properly or will continue to be adapted to changes and developments in both markets or that both exchanges will continue to support Stock Connect in the future. In the event that the relevant systems do not function properly, trading through Stock Connect could be disrupted.
Although trading through Stock Connect is not subject to individual investment quotas, daily and aggregate investment quotas apply to the aggregate volume of trading on Stock Connect, which may restrict or preclude a Fund’s ability to invest in Stock Connect securities or to enter into or exit trades on a timely basis. In addition, Stock Connect securities generally may not be sold, purchased or otherwise transferred other than through Stock Connect pursuant to the program’s rules, which may further subject a Fund to liquidity risk in respect of China A-Shares. Stock Connect can only operate when both Chinese and Hong Kong markets are open for trading and when banking services are available in both markets on the corresponding settlement days. As a result, if either or both of these markets are closed on a U.S. trading day, a Fund may not be able to dispose of its China A-Shares in a timely manner, which could adversely affect the Fund’s performance. Because of the way in which China A-Shares are held through Stock Connect, a Fund may not be able to exercise the rights of a shareholder and may be limited in its ability to pursue claims against the issuer of a security, and may suffer losses in the event the depository of the SSE becomes insolvent. Only certain China A shares are eligible to be accessed through Stock Connect. Such securities may lose their eligibility at any time, in which case they presumably could be sold but could no longer be purchased through Stock Connect. Investments in China A-shares may not be covered by the securities investor protection programs of either exchange and, without the protection of such programs, will be subject to the risk of default by the broker.
Special Risk Considerations of Investing in China. Investing in securities of Chinese issuers involves certain risks and considerations not typically associated with investing in securities of U.S. issuers, including, among others, more frequent trading suspensions and government interventions (including by nationalization of assets), currency exchange rate fluctuations or blockages, limits on the use of brokers and on foreign ownership, different financial reporting standards, higher dependence on exports and international trade, potential for increased trade tariffs, sanctions, embargoes and other trade limitations, custody risks, and potential adverse tax consequences. U.S. sanctions or other investment restrictions could preclude a Fund from investing in certain Chinese issuers or cause a Fund to sell investments at a disadvantageous time. Significant portions of the Chinese securities markets may become rapidly illiquid, as Chinese issuers have the ability to suspend the trading of their equity securities, and have shown a willingness to exercise that option in response to market volatility and other events.
The government of China provided new guidance to and placed restrictions on China-based companies raising capital offshore, including through associated offshore shell companies. These developments include government-led cybersecurity reviews of certain companies raising capital through offshore entities. In a number of sectors in China in which a Fund may invest, companies are not
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allowed to have foreign ownership and cannot directly list on exchanges outside of China. To raise money on such exchanges, many China-based operating companies are structured as Variable Interest Entities ("VIEs"). In such an arrangement, a China-based operating company often establishes an offshore shell company in another jurisdiction to issue stock to public shareholders. That shell company enters into service and other contracts with the China-based operating company, then issues shares on a foreign exchange, such as the NYSE. While the shell company has no equity ownership in the China-based operating company, for accounting purposes the shell company is able to consolidate the operating company into its financial statements. For an investor such as a Fund, this arrangement creates "exposure" to the China-based operating company, though only through a series of service contracts and other contracts.
Uncertainty about future actions by the government of China could significantly affect the operating company's financial performance and the enforceability of the contractual arrangements. The government of China could determine at any time and without notice that the underlying contractual arrangements on which control of the VIE is based violate Chinese law. In addition, if either the China-based company (or its officers, directors, or Chinese equity owners) breach those contracts with the U.S.-listed shell company, or Chinese law changes in a way that affects the enforceability of these arrangements, or those contracts are otherwise not enforceable under Chinese law, investors, such as a Fund, may suffer significant losses with little or no recourse available. Moreover, if the parties to these contracts do not meet their obligations as intended or there are effects on the enforceability of these arrangements from changes in Chinese law or practice, the U.S.-listed company may lose control over the China-based company, and investments in its securities may suffer significant economic losses. Additional risks, among others, could entail that a breach of the contractual agreements between the U.S.-listed company and the China-based VIE (or its officers, directors, or Chinese equity owners) will likely be subject to Chinese law and jurisdiction, and investments in the U.S.-listed company may be affected by conflicts of interest and duties between the legal owners of the China-based VIE and the stockholders of the U.S.-listed company.
Futures Contracts
A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (e.g., units of a stock index or reference item such as stock volatility) for a specified price, date, time and place designated at the time the contract is made. Brokerage fees are paid when a futures contract is bought or sold and margin deposits must be maintained. Entering into a contract to buy is commonly referred to as buying or purchasing a contract or holding a long position. Entering into a contract to sell is commonly referred to as selling a contract or holding a short position.
Unlike when a Fund purchases or sells a security, no price would be paid or received by the Fund upon the purchase or sale of a futures contract. Upon entering into a futures contract, and to maintain the Fund’s open positions in futures contracts, the Fund would be required to deposit with its custodian or futures broker in a segregated account in the name of the futures broker an amount of cash, U.S. government securities, suitable money market instruments, or other liquid securities, known as “initial margin.” The margin required for a particular futures contract is set by the exchange on which the contract is traded, and may be significantly modified from time to time by the exchange during the term of the contract. Futures contracts are customarily purchased and sold on margins that may range upward from less than 5% of the value of the contract being traded.
If the price of an open futures contract changes (by increase in underlying instrument or index in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will pay the excess to a Fund.
These subsequent payments, called “variation margin,” to and from the futures broker, are made on a daily basis as the price of the underlying assets fluctuate making the long and short positions in the futures contract more or less valuable, a process known as “marking to the market.” A Fund expects to earn interest income on its margin deposits.
Although certain futures contracts, by their terms, require actual future delivery of and payment for the underlying instruments, in practice most futures contracts are usually closed out before the delivery date. Closing out an open futures contract purchase or sale is effected by entering into an offsetting futures contract sale or purchase, respectively, for the same aggregate amount of the identical underlying instrument or index and the same delivery date. If the offsetting purchase price is less than the original sale price, a Fund realizes a gain; if it is more, the Fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, the Fund realizes a gain; if it is less, the Fund realizes a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that the Fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the futures contract. For example, one contract in the Financial Times Stock Exchange 100 Index future is a contract to buy 25 pounds sterling multiplied by the level of the UK Financial Times 100 Share Index on a given future date. Settlement of a stock index futures contract may or may not be in the underlying instrument or index. If not in the underlying instrument or index, then settlement will be made in cash, equivalent over time to the difference between the contract price and the actual price of the underlying asset at the time the stock index futures contract expires.
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High Yield Securities
A Fund may invest in high yield securities. High yield, high risk bonds are securities that are generally rated below investment grade by the primary rating agencies (BB+ or lower by S&P and Ba1 or lower by Moody’s). Other terms used to describe such securities include “lower rated bonds,” “non-investment grade bonds,” “below investment grade bonds,” and “junk bonds.” These securities are considered to be high-risk investments. The risks include the following:
Greater Risk of Loss. These securities are regarded as predominately speculative. There is a greater risk that issuers of lower rated securities will default than issuers of higher rated securities. Issuers of lower rated securities generally are less creditworthy and may be highly indebted, financially distressed, or bankrupt. These issuers are more vulnerable to real or perceived economic changes, political changes, or adverse industry developments. In addition, high yield securities are frequently subordinated to the prior payment of senior indebtedness. If an issuer fails to pay principal or interest, a Fund would experience a decrease in income and a decline in the market value of its investments.
Sensitivity to Interest Rate and Economic Changes. The income and market value of lower-rated securities may fluctuate more than higher rated securities. Although non-investment grade securities tend to be less sensitive to interest rate changes than investment grade securities, non-investment grade securities are more sensitive to short- term corporate, economic and market developments. During periods of economic uncertainty and change, the market price of the investments in lower-rated securities may be volatile. The default rate for high yield bonds tends to be cyclical, with defaults rising in periods of economic downturn. For example, in 2000, 2001, and 2002, the default rate for high-yield securities was significantly higher than in the prior or subsequent years.
Valuation Difficulties. It is often more difficult to value lower rated securities than higher rated securities. If an issuer’s financial condition deteriorates, accurate financial and business information may be limited or unavailable. In addition, the lower rated investments may be thinly traded and there may be no established secondary market. Because of the lack of market pricing and current information for investments in lower rated securities, valuation of such investments is much more dependent on judgment than is the case with higher rated securities.
Liquidity. There may be no established secondary or public market for investments in lower rated securities. Such securities are frequently traded in markets that may be relatively less liquid than the market for higher rated securities. In addition, relatively few institutional purchasers may hold a major portion of an issue of lower-rated securities at times. As a result, the Fund may be required to sell investments at substantial losses or retain them indefinitely when an issuer’s financial condition is deteriorating. A reduction in dealer market-making capacity in the fixed income markets that has occurred in recent years has the potential to decrease liquidity.
Credit Quality. Credit quality of non-investment grade securities can change suddenly and unexpectedly, and even recently issued credit ratings may not fully reflect the actual risks posed by a particular high-yield security.
New Legislation. Future legislation may have a possible negative impact on the market for high yield, high risk bonds. As an example, in the late 1980’s, legislation required federally insured savings and loan associations to divest their investments in high yield, high risk bonds. New legislation, if enacted, could have a material negative effect on a Fund’s investments in lower rated securities.
High yield, high risk investments may include the following:
Straight fixed income debt securities. These include bonds and other debt obligations that bear a fixed or variable rate of interest payable at regular intervals and have a fixed or resettable maturity date. The particular terms of such securities vary and may include features such as call provisions and sinking funds.
Zero-coupon debt securities. These bear no interest obligation but are issued at a discount from their value at maturity. When held to maturity, their entire return equals the difference between their issue price and their maturity value.
Zero-fixed-coupon debt securities. These are zero-coupon debt securities that convert on a specified date to interest-bearing debt securities.
Pay-in-kind bonds. These are bonds which allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds. These are bonds sold without registration under the 1933 Act, usually to a relatively small number of institutional investors.
Convertible securities. These are bonds or preferred stock that may be converted to common stock.
Preferred stock. These are stocks that generally pay a dividend at a specified rate and have preference over common stock in the payment of dividends and in liquidation.
Loan participations and assignments. These are participations in, or assignments of all or a portion of loans to corporations or to governments, including governments of less developed countries (“LDCs”).
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Securities issued in connection with reorganizations and corporate restructurings. In connection with reorganizing or restructuring of an issuer, an issuer may issue common stock or other securities to holders of its debt securities. A Fund may hold such common stock and other securities even if it does not invest in such securities.
Ratings by Ratings Agencies. Ratings represent a rating agency’s opinion regarding the quality of the security and are not a guarantee of quality. In addition, rating agencies may fail to make timely changes to credit ratings in response to subsequent events and a rating may become stale in that it fails to reflect changes in an issuer’s financial condition.
Illiquid Investments and Restricted Securities
A Fund may invest up to 15% of its net assets in illiquid investments. Rule 22e-4 under the 1940 Act defines an illiquid investment as investments that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Illiquid investments include investments subject to contractual or legal restrictions on resale (e.g., because they have not been registered under the 1933 Act) and investments that are otherwise not readily marketable (e.g., because trading in the security is suspended or because market makers do not exist or will not entertain bids or offers). Investments that have not been registered under the 1933 Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Foreign securities that are freely tradable in their principal markets are not considered to be illiquid.
Restricted and other illiquid investments may be subject to the potential for delays on resale and uncertainty in valuation. A Fund might be unable to dispose of illiquid investments promptly or at reasonable prices and might thereby experience difficulty in satisfying redemption requests from shareholders. A Fund might have to register restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.
A large institutional market exists for certain securities that are not registered under the 1933 Act, including foreign securities. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments. Rule 144A under the 1933 Act allows such a broader institutional trading market for securities otherwise subject to restrictions on resale to the general public.
Rule 144A establishes a “safe harbor” from the registration requirements of the 1933 Act for resale of certain securities to qualified institutional buyers. Rule 144A has produced enhanced liquidity for many restricted securities, and market liquidity for such securities may continue to expand as a result of this regulation and the consequent existence of the PORTAL system, which is an automated system for the trading, clearance, and settlement of unregistered securities of domestic and foreign issuers sponsored by the Financial Industry Regulatory Authority, Inc. (“FINRA”).
Under guidelines adopted by the Trust’s Board, the Adviser may determine that particular Rule 144A securities, and commercial paper issued in reliance on the private placement exemption from registration afforded by Section 4(a)(2) of the 1933 Act, are liquid even though they are not registered. A determination of whether such a security is liquid or not is a question of fact. In making this determination, the Adviser will consider, as it deems appropriate under the circumstances and among other factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers willing to purchase or sell the security; (3) the number of other potential purchasers of the security; (4) dealer undertakings to make a market in the security; (5) the nature of the security (e.g., debt or equity, date of maturity, terms of dividend or interest payments, and other material terms) and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer); and (6) the rating of the security and the financial condition and prospects of the issuer. In the case of commercial paper, the Adviser will also determine that the paper (1) is not traded flat or in default as to principal and interest, and (2) is rated in one of the two highest rating categories by at least two National Statistical Rating Organizations (“NRSROs”) or, if only one NRSRO rates the security, by that NRSRO, or, if the security is unrated, the Adviser determines that it is of equivalent quality. Rule 144A securities and Section 4(a)(2) commercial paper that have been deemed liquid as described above will continue to be monitored by the Adviser to determine if the security is no longer liquid as the result of changed conditions. Investing in Rule 144A securities or Section 4(a)(2) commercial paper could have the effect of increasing the amount of a Fund’s assets invested in illiquid investments if institutional buyers are unwilling to purchase such securities.
Victory Capital, under oversight of the Board, determines whether a particular investment is deemed to be liquid based on the trading markets for the specific security and other factors.
Impact of Activity by Other Shareholders
A Fund, like all mutual funds, pool the investments of many investors. Actions by one shareholder or multiple shareholders may have an impact on the Fund and, therefore, indirectly on other shareholders. For example, significant levels of new investments in a Fund by shareholders may cause a Fund to have more cash than would otherwise be the case, which may have a positive or negative impact on Fund performance. Similarly, redemption activity might cause a Fund to sell portfolio securities, which may increase transaction costs that, in effect, would be borne by all shareholders, not just the redeeming shareholders. The sale of portfolio securities to cover
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redemption requests may accelerate the realization of income and cause a Fund to make taxable distributions to shareholders earlier than a Fund otherwise could have. In addition, under certain circumstances, non-redeeming shareholders may be treated as receiving a disproportionately large taxable distribution during or with respect to a year in which there are large redemptions. To the extent a larger shareholder invests in a Fund or the markets are highly volatile, a Fund may experience large inflows or outflows of cash from time to time. This activity could magnify these adverse effects on a Fund.
Income Trusts
A Fund may invest in income trusts which are investment trusts that hold assets that are income producing. The income is passed on to the “unitholders.” Each income trust has an operating risk based on its underlying business. The term may also be used to designate a legal entity, capital structure and ownership vehicle for certain assets or businesses. Shares or “trust units” are traded on securities exchanges just like stocks. Income is passed on to the investors, called unitholders, through monthly or quarterly distributions. Historically, distributions have typically been higher than dividends on common stocks. The unitholders are the beneficiaries of a trust, and their units represent their right to participate in the income and capital of the trust. Income trusts generally invest funds in assets that provide a return to the trust and its beneficiaries based on the cash flows of an underlying business. This return is often achieved through the acquisition by the trust of equity and debt instruments, royalty interests or real properties. The trust can receive interest, royalty or lease payments from an operating entity carrying on a business, as well as dividends and a return of capital.
Each income trust has an operating risk based on its underlying business; and, typically, the higher the yield, the higher the risk. They also have additional risk factors, including, but not limited to, poorer access to debt markets. Similar to a dividend paying stock, income trusts do not guarantee minimum distributions or even return of capital. If the business starts to lose money, the trust can reduce or even eliminate distributions; this is usually accompanied by sharp losses in a unit’s market value. Since the yield is one of the main attractions of income trusts, there is the risk that trust units will decline in value if interest rates offering in competing markets, such as in the cash/treasury market, increase. Interest rate risk is also present within the trusts themselves because they hold very long term capital assets (e.g. pipelines, power plants, etc.), and much of the excess distributable income is derived from a maturity (or duration) mismatch between the life of the asset, and the life of the financing associated with it. In an increasing interest rate environment, not only does the attractiveness of trust distributions decrease, but quite possibly, the distributions may themselves decrease, leading to a double whammy of both declining yield and substantial loss of unitholder value. Because most income is passed on to unitholders, rather than reinvested in the business, in some cases, a trust can become a wasting asset unless more equity is issued. Because many income trusts pay out more than their net income, the unitholder equity (capital) may decline over time. To the extent that the value of the trust is driven by the deferral or reduction of tax, any change in government tax regulations to remove the benefit will reduce the value of the trusts. Generally, income trusts also carry the same risks as dividend paying stocks that are traded on stock markets.
Initial Public Offerings (“IPOs”)
The U.S. Sector Fund may invest in IPOs, which subject the Fund to the risk that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, a potentially small number of shares available for trading, and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. When the Fund’s asset base is small, a significant portion of the Fund’s performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Fund. As the Fund’s assets grow, the effect of the Fund’s investments in IPOs on the Fund’s performance may decline, which could reduce the Fund’s performance.
International and Foreign Debt Securities
International bonds include Yankee and Euro obligations, which are U.S. dollar-denominated international bonds for which the primary trading market is in the United States (“Yankee Bonds”), or for which the primary trading market is abroad (“Eurodollar Bonds”). International bonds also include Canadian and supranational agency bonds (e.g., those issued by the International Monetary Fund). (See “Foreign Debt Securities” for a description of risks associated with investments in foreign securities.)
Investments in securities of foreign companies generally involve greater risks than are present in U.S. investments. Compared to U.S. companies, there generally is less publicly available information about foreign companies and there may be less governmental regulation and supervision of foreign stock exchanges, brokers, and listed companies.
Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards, practices, and requirements comparable to those prevalent in the U.S. Securities of some foreign companies are less liquid, and their prices more volatile, than securities of comparable U.S. companies. Settlement of transactions in some foreign markets may be delayed or may be less frequent than in the U.S., which could affect the liquidity of a Fund’s investment.
In addition, with respect to some foreign countries, there is the possibility of nationalization, expropriation, or confiscatory taxation; limitations on the removal of securities, property, or other assets of a Fund; political or social instability; increased difficulty in
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obtaining legal judgments; or diplomatic developments that could affect U.S. investments in those countries. The Adviser will take such factors into consideration in managing a Fund’s investments.
Since most foreign debt securities are not rated, a Fund will invest in those foreign debt securities based on the Adviser’s analysis without relying on published ratings. Achievement of a Fund’s goals, therefore, may depend more upon the abilities of the Adviser than would otherwise be the case. The value of the foreign debt securities held by a Fund, and thus the net asset value of a Fund’s shares, generally will fluctuate with (a) changes in the perceived creditworthiness of the issuers of those securities, (b) movements in interest rates, and (c) changes in the relative values of the currencies in which a Fund’s investments in debt securities are denominated with respect to the U.S. dollar. The extent of the fluctuation will depend on various factors, such as the average maturity of a Fund’s investments in foreign debt securities, and the extent to which a Fund hedges its interest rate, credit, and currency exchange rate risks. A longer average maturity generally is associated with a higher level of volatility in the market value of such securities in response to changes in market conditions. In the event of default, there may be limited or no legal recourse in that, generally, remedies for defaults must be pursued in the courts of the defaulting party.
Lending of Portfolio Securities
A Fund may, from time to time, lend securities from their portfolios to broker-dealers, banks, financial institutions, and institutional borrowers of securities and receive collateral in the form of cash or U.S. government obligations. Under the Fund’s current practices (which are subject to change), a Fund must receive initial collateral at least equal to the maintenance requirements (e.g., 102% for U.S. equity securities and 105% for non-U.S. securities). This collateral must be valued daily and should the market value of the loaned securities increase, the borrower must furnish additional collateral to a Fund sufficient to maintain the value of the collateral equal to at least 100% of the value of the loaned securities. The lending agent receives a pre-negotiated percentage of the net earnings on the investment of the collateral. A Fund will not lend portfolio securities to: (a) any “affiliated person” (as that term is defined in the 1940 Act) of any Fund; (b) any affiliated person of the Adviser; or (c) any affiliated person of such an affiliated person. During the time portfolio securities are on loan, the borrower will pay the Fund any dividends or interest paid on such securities plus any fee negotiated between the parties to the lending agreement. Loans will be subject to termination by the Funds or the borrower at any time. While a Fund will not have the right to vote securities on loan, they intend to terminate loans and regain the right to vote if that is considered important with respect to the investment. A Fund will enter into loan arrangements only with broker-dealers, banks, or other institutions that either the Adviser or the lending agent has determined are creditworthy under guidelines established by the Board. Although these loans are fully collateralized, there are risks associated with securities lending. A Fund’s performance could be hurt if a borrower defaults or becomes insolvent, or if the Fund wishes to sell a security before its return can be arranged. The return on invested cash collateral will result in gains and losses for the Funds. Each Fund will limit its securities lending to 33-1/3% of its total assets.
Limitations and Risks of Options and Futures Activity
The U.S. Sector Fund may engage in both hedging and non-hedging strategies. Although effective hedging can generally capture the bulk of a desired risk adjustment, no hedge is completely effective. The Fund’s ability to hedge effectively through transactions in futures and options depends on the degree to which price movements in the hedged asset correlate with price movements of the futures and options.
Non-hedging strategies typically involve special risks. The profitability of the Fund’s non-hedging strategies will depend on the ability of the Adviser to analyze both the applicable derivatives market and the market for the underlying asset or group of assets. Derivatives markets are often more volatile than corresponding securities markets and a relatively small change in the price of the underlying asset or group of assets can have a magnified effect upon the price of a related derivative instrument.
Derivatives markets also are often less liquid than the market for the underlying asset or group of assets. Some positions in futures and options may be closed out only on an exchange that provides a secondary market. There can be no assurance that a liquid secondary market will exist for any particular futures contract or option at any specific time. Thus, it may not be possible to close such an option or futures position prior to maturity. The inability to close options and futures positions also could have an adverse impact on the Fund’s ability to effectively carry out its derivative strategies and might, in some cases, require the fund to deposit cash to meet applicable margin requirements.
Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract or an option on a futures contract can vary from the previous day’s settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.
If the Fund were unable to liquidate a futures contract or an option on a futures position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position.
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Historically, advisers of registered investment companies trading commodity interests (such as futures contracts, options on futures contracts, and swaps), such as the Fund, have been excluded from regulation as Commodity Pool Operators (“CPOs”) pursuant to Commodity Futures Trading Commission (“CFTC”) Regulation 4.5. In February 2012, the CFTC announced substantial amendments to the permissible exclusions, and to the conditions for reliance on the permissible exclusions, from registration as a CPO. To qualify for an exclusion under these amendments to CFTC Regulation 4.5, if a Fund uses commodity interests (such as futures contracts, options on futures contracts, and swaps) other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish these positions, determined at the time the most recent position was established, may not exceed 5% of the Fund’s NAV (after taking into account unrealized profits and unrealized losses on any such positions and excluding the amount by which options that are “in-the-money” at the time of purchase are “in-the-money”) or, alternatively, the aggregate net notional value of those positions, determined at the time the most recent position was established, may not exceed 100% of the Fund’s NAV (after taking into account unrealized profits and unrealized losses on any such positions). In addition, to qualify for an exclusion, the Fund must satisfy a marketing test, which requires, among other things, that the Fund not hold itself out as a vehicle for trading commodity interests. The amendments to CFTC Regulation 4.5 became effective on April 24, 2012. The regulatory requirements could change at any time and additional regulations could also be adopted, which may adversely affect the Fund.
The Adviser currently claims an exclusion (under CFTC Regulation 4.5) from registration as a CPO with respect to the Fund and, in its management of the Fund, intends to comply with one of the two alternative trading limitations described above and the marketing limitation. Complying with the trading limitations may restrict the Adviser’s ability to use derivatives as part of the Fund’s investment strategies. Although the Adviser expects to be able to execute the Fund’s investment strategies within the limitations, the Fund’s performance could be adversely affected. In addition, new rules may limit the availability of certain derivatives, may make the use of derivatives by portfolios more costly and may otherwise adversely impact the performance and value of derivatives.
Mortgage Pass-Through Securities
Interests in pools of mortgage pass-through securities differ from other forms of debt securities (which normally provide periodic payments of interest in fixed amounts and the payment of principal in a lump sum at maturity or on specified call dates). Instead, mortgage pass-through securities provide monthly payments consisting of both interest and principal payments. In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on the underlying residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Unscheduled payments of principal may be made if the underlying mortgage loans are repaid or refinanced or the underlying properties are foreclosed, thereby shortening the securities’ weighted average life. Some mortgage pass-through securities (such as securities guaranteed by GNMA) are described as “modified pass- through securities.” These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, on the scheduled payment dates regardless of whether the mortgagor actually makes the payment.
The principal governmental guarantor of mortgage pass-through securities is GNMA. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Treasury, the timely payment of principal and interest on securities issued by lending institutions approved by GNMA (such as savings and loan institutions, commercial banks, and mortgage bankers) and backed by pools of mortgage loans. These mortgage loans are either insured by the Federal Housing Administration or guaranteed by the Veterans Administration. A “pool” or group of such mortgage loans is assembled and after being approved by GNMA, is offered to investors through securities dealers.
Government-related guarantors of mortgage pass-through securities (e.g., not backed by the full faith and credit of the U.S. Treasury) include FNMA and FHLMC. FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved sellers/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Mortgage pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Treasury.
FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a U.S. government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned entirely by private stockholders. FHLMC issues PCs, which represent interests in conventional mortgages from FHLMC’s national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Treasury. The future financial performance of FNMA and FHMLC is heavily dependent on the performance of the U.S. housing market.
Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related pass-through securities. A Fund does not purchase interests in pools created by such non-governmental issuers.
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Resets. The interest rates paid on the Adjustable Rate Mortgage Securities (“ARMs”) in which a Fund may invest generally are readjusted or reset at intervals of one year or less to an increment over some predetermined interest rate index. There are two main categories of indices: those based on U.S. Treasury securities and those derived from a calculated measure, such as a cost of funds index or a moving average of mortgage rates. Commonly utilized indices include the one-year and five-year constant maturity Treasury Note rates, the three-month Treasury Bill rate, the 180-day Treasury Bill rate, rates on longer-term Treasury securities, the National Median Cost of Funds, the one-month or three-month London Interbank Offered Rate (“LIBOR”), the prime rate of a specific bank, or commercial paper rates. Some indices, such as the one-year constant maturity Treasury Note rate, closely mirror changes in market interest rate levels. Others tend to lag changes in market rate levels and tend to be somewhat less volatile.
Caps and Floors. The underlying mortgages which collateralize the ARMs in which a Fund invests will frequently have caps and floors which limit the maximum amount by which the loan rate to the residential borrower may change up or down: (1) per reset or adjustment interval, and (2) over the life of the loan. Some residential mortgage loans restrict periodic adjustments by limiting changes in the borrower’s monthly principal and interest payments rather than limiting interest rate changes. These payment caps may result in negative amortization. The value of mortgage securities in which a Fund invests may be affected if market interest rates rise or fall faster and farther than the allowable caps or floors on the underlying residential mortgage loans. Additionally, even though the interest rates on the underlying residential mortgages are adjustable, amortization and prepayments may occur, thereby causing the effective maturities of the mortgage securities in which the Fund invests to be shorter than the maturities stated in the underlying mortgages.
Although a Fund may hold securities that carry U.S. government guarantees, these guarantees do not extend to shares of the Fund itself and do not guarantee the market prices of the securities.
Municipal Government Obligations
In general, municipal obligations are debt obligations issued by or on behalf of states, territories, and possessions of the United States (including the District of Columbia) and their political subdivisions, agencies, and instrumentalities. Municipal obligations generally include debt obligations issued to obtain funds for various public purposes. Certain types of municipal obligations are issued in whole or in part to obtain funding for privately operated facilities or projects. Municipal obligations include general obligation bonds, revenue bonds, industrial development bonds, notes and municipal lease obligations. Municipal obligations also include additional obligations, the interest on which is exempt from federal income tax that may become available in the future as long as the Fund’s Board determines that an investment in any such type of obligation is consistent with the Fund’s investment objectives. Municipal obligations may be fully or partially backed by local government, the credit of a private issuer, current or anticipated revenues from a specific project or specific assets or domestic or foreign entities providing credit support such as letters of credit, guarantees or insurance.
Municipal obligations are generally considered riskier investments than U.S. Treasury securities. Contrary to historical trends, in recent years, the market has encountered downgrades, increased rates of default and lower yields on municipal bonds. This is a product of significant reductions in revenues for many states and municipalities as well as residual effects of a generally weakened economy.
Bonds and Notes. General obligation bonds are secured by the issuer’s pledge of its full faith, credit, and taxing power for the payment of interest and principal. Revenue bonds are payable only from the revenues derived from a project or facility or from the proceeds of a specified revenue source. Industrial development bonds are generally revenue bonds secured by payments from and the credit of private users. Municipal notes are issued to meet the short-term funding requirements of state, regional and local governments. Municipal notes include tax anticipation notes, bond anticipation notes, revenue anticipation notes, tax and revenue anticipation notes, construction loan notes, short-term discount notes, tax-exempt commercial paper, demand notes and similar instruments.
Municipal Lease Obligations. Municipal lease obligations may take the form of a lease, an installment purchase, or a conditional sales contract. They are issued by state and local governments and authorities to acquire land, equipment, and facilities, such as vehicles, telecommunications and computer equipment and other capital assets. A Fund may purchase these lease obligations directly, or it may purchase participation interests in such lease obligations (See “Participation Interests” section). States have different requirements for issuing municipal debt and issuing municipal leases. Municipal leases are generally subject to greater risks than general obligation or revenue bonds because they usually contain a “non-appropriation” clause, which provides that the issuer is not obligated to make payments on the obligation in future years unless funds have been appropriated for this purpose each year. Such non-appropriation clauses are required to avoid the municipal lease obligations from being treated as debt for state debt restriction purposes. Accordingly, such obligations are subject to “non-appropriation” risk. Municipal leases may be secured by the underlying capital asset and it may be difficult to dispose of any such asset in the event of non-appropriation or other default.
New or Smaller Funds
Funds with limited operating history and/or small asset base may involve additional risk. For example, there can be no assurance that a new or smaller fund will grow to or maintain an economically viable size. Should the Fund not grow to or maintain an economically viable size, the Board may determine to liquidate the Fund. Although the interests of shareholders in the Fund are the principal concern
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of the Board, in the event the Board determines to liquidate the Fund, the timing of any possible liquidation might not be favorable to certain individual shareholders.
Options
The use of derivatives is a highly specialized activity that can involve investment techniques and risks different from, and in some respects greater than, those associated with investing in more traditional investments such as stocks and bonds. Derivatives may have a return that is tied to a formula based upon an interest rate, index, or other measurement, which may differ from the return of a simple security of the same maturity. A formula may have a cap or other limitation on the rate of interest to be paid. Derivatives may have varying degrees of volatility at different times, or under different market conditions, and may perform in unanticipated ways. New regulation of derivatives may make them more costly, or may otherwise adversely affect their liquidity, value, or performance.
A Fund may purchase and write (i.e., sell) put and call options. Such options may relate to particular securities, stock indices, other index, reference asset or reference item and may or may not be listed on a domestic or foreign securities exchange and may or may not be issued by the Options Clearing Corporation. Options trading is a highly specialized activity that entails greater than ordinary investment risk. Options may be more volatile than the underlying instruments, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves.
A call option for a particular security gives the purchaser of the option the right to buy, and the writer (seller) the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligation under the option contract. A put option for a particular security gives the purchaser the right to sell the security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security.
Stock index options are put options and call options on various stock indices. In most respects, they are identical to listed options on common stocks. The primary difference between stock options and index options occurs when index options are exercised. In the case of stock options, the underlying security, common stock, is delivered. However, upon the exercise of an index option, settlement does not occur by delivery of the securities comprising the index. The option holder who exercises the index option receives an amount of cash if the closing level of the stock index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to the difference between the closing price of the stock index and the exercise price of the option expressed in dollars times a specified multiple. A stock index fluctuates with changes in the market value of the stocks included in the index. For example, some stock index options are based on a broad market index, such as the S&P 500® Index or the Value Line Composite Index or a narrower market index, such as the S&P 100®.
Indices may also be based on an industry or market segment, such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index. Options on stock indices are currently traded on the Chicago Board Options Exchange, the New York Stock Exchange, the American Stock Exchange, the Pacific Stock Exchange and the Philadelphia Stock Exchange.
A Fund’s obligation to sell an instrument subject to a call option written by it, or to purchase an instrument subject to a put option written by it, may be terminated prior to the expiration date of the option by the Fund’s execution of a closing purchase transaction, which is effected by purchasing on an exchange an option of the same series (i.e., same underlying instrument, exercise price and expiration date) as the option previously written. A closing purchase transaction will ordinarily be effected to realize a profit on an outstanding option, to prevent an underlying instrument from being called, to permit the sale of the underlying instrument or to permit the writing of a new option containing different terms on such underlying instrument. The cost of such a liquidation purchase plus transactions costs may be greater than the premium received upon the original option, in which event a Fund will have paid a loss in the transaction. There is no assurance that a liquid secondary market will exist for any particular option. An option writer unable to effect a closing purchase transaction will not be able to sell the underlying instrument or liquidate the assets held in a segregated account, as described below, until the option expires or the optioned instrument is delivered upon exercise. In such circumstances, the writer will be subject to the risk of market decline or appreciation in the instrument during such period.
If an option purchased by a Fund expires unexercised, the Fund realizes a loss equal to the premium paid. If the Fund enters into a closing sale transaction on an option purchased by it, the Fund will realize a gain if the premium received by the Fund on the closing transaction is more than the premium paid to purchase the option, or a loss if it is less. If an option written by the Fund expires on the stipulated expiration date or if the Fund enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold). If an option written by the Fund is exercised, the proceeds of the sale will be increased by the net premium originally received and the Fund will realize a gain or loss.
Certain Risks Regarding Options. There are several risks associated with transactions in options. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. In addition, a liquid secondary market for particular options, whether traded over-the-counter or on an exchange, may be absent for reasons which include the following: there may be insufficient trading interest
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in certain options; restrictions may be imposed by an exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities or currencies; unusual or unforeseen circumstances may interrupt normal operations on an exchange; the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading value; or one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.
Successful use by a Fund of options on stock indices will be subject to the ability of the Adviser to correctly predict movements in the directions of the stock market. This requires different skills and techniques than predicting changes in the prices of individual securities. In addition, a fund’s ability to effectively hedge all or a portion of the securities in its portfolio, in anticipation of or during a market decline, through transactions in put options on stock indices, depends on the degree to which price movements in the underlying index correlate with the price movements of the securities held by the Fund. Inasmuch as a Fund’s securities will not duplicate the components of an index, the correlation will not be perfect. Consequently, the Fund bears the risk that the prices of its securities being hedged will not move in the same amount as the prices of its put options on the stock indices. It is also possible that there may be a negative correlation between the index and the Fund’s securities that would result in a loss on both such securities and the options on stock indices acquired by the Fund.
The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. The purchase of options is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The purchase of stock index options involves the risk that the premium and transaction costs paid by a Fund in purchasing an option will be lost as a result of unanticipated movements in prices of the securities comprising the stock index on which the option is based.
There is no assurance that a liquid secondary market on an options exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange or elsewhere may exist. If a Fund is unable to close out a call option on securities that it has written before the option is exercised, the Fund may be required to purchase the optioned securities in order to satisfy its obligation under the option to deliver such securities. If a Fund is unable to effect a closing sale transaction with respect to options on securities that it has purchased, it would have to exercise the option in order to realize any profit and would incur transaction costs upon the purchase and sale of the underlying securities.
Cover for Options Positions. Transactions using options (other than options that a Fund has purchased) expose the Fund to an obligation to another party. The Fund will not enter into any such transactions unless it owns either (i) an offsetting (“covered”) position in securities or other options or (ii) cash or liquid securities with a value sufficient at all times to cover its potential obligations not covered as provided in (i) above.
For more information about these practices, see the “Derivatives” section.
Options on Futures Contracts. A Fund may purchase and sell options on the same types of futures in which it may invest. Options on futures are similar to options on underlying instruments except that options on futures give the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell the futures contract, at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by the delivery of the accumulated balance in the writer’s futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.
Dealer Options. A Fund may engage in transactions involving dealer options as well as exchange-traded options. Certain additional risks are specific to dealer options. While the Fund might look to a clearing corporation to exercise exchange-traded options, if the Fund were to purchase a dealer option it would need to rely on the dealer from which it purchased the option to perform if the option were exercised. Failure by the dealer to do so would result in the loss of the premium paid by the Fund as well as loss of the expected benefit of the transaction.
Exchange-traded options generally have a continuous liquid market while dealer options may not. Consequently, the Fund may generally be able to realize the value of a dealer option it has purchased only by exercising or reselling the option to the dealer who issued it. Similarly, when a Fund writes a dealer option, it may generally be able to close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer to whom a Fund originally wrote the option. While a Fund will seek to enter into dealer options only with dealers who will agree to and which are expected to be capable of entering into closing transactions with
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the Fund, there can be no assurance that the Fund will at any time be able to liquidate a dealer option at a favorable price at any time prior to expiration. Unless a Fund, as a covered dealer call option writer, is able to effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) used as cover until the option expires or is exercised. In the event of insolvency of the other party, the Fund may be unable to liquidate a dealer option. With respect to options written by the Fund, the inability to enter into a closing transaction may result in material losses to the Fund. For example, because a Fund must maintain a secured position with respect to any call option on a security it writes, the Fund may not sell the assets, which it has segregated to secure the position while it is obligated under the option. This requirement may impair the Fund’s ability to sell portfolio securities at a time when such sale might be advantageous.
The Staff of the SEC has taken the position that purchased dealer options are illiquid investments. A Fund may treat the cover used for written dealer options as liquid if the dealer agrees that the Fund may repurchase the dealer option it has written for a maximum price to be calculated by a predetermined formula. In such cases, the dealer option would be considered illiquid only to the extent the maximum purchase price under the formula exceeds the intrinsic value of the option. Accordingly, a Fund will treat dealer options as subject to the Fund’s limitation on illiquid investments. If the SEC changes its position on the liquidity of dealer options, the Fund will change its treatment of such instruments accordingly.
Spread Transactions
A Fund may purchase covered spread options from securities dealers. These covered spread options are not presently exchange-listed or exchange-traded. The purchase of a spread option gives the Fund the right to put securities that it owns at a fixed dollar spread or fixed yield spread in relationship to another security that the Fund does not own, but which is used as a benchmark. The risk to a Fund, in addition to the risks of dealer options described above, is the cost of the premium paid as well as any transaction costs. The purchase of spread options will be used to protect the Fund against adverse changes in prevailing credit quality spreads, i.e., the yield spread between high quality and lower quality securities. This protection is provided only during the life of the spread options.
Options on Securities and Securities Indexes
The U.S. Sector Fund may purchase and sell options on securities or securities indexes to implement its investment strategy. There are two basic types of options: “puts” and “calls.” Each type of option can be used to establish either a long or a short position, depending upon whether the Fund is the purchaser or a writer of the option. A call option on a security, for example, gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying asset at the exercise price during the option period. Conversely, a put option on a security gives the purchaser the right to sell, and the writer of the option the obligation to buy, the underlying asset at the exercise price during the option period.
Purchased options have limited risk equal to the amount of the premium paid for the option. Such options afford the opportunity for gain corresponding to the increase or decrease in the value of the optioned asset. In general, a purchased put increases in value as the value of the underlying security falls and a purchased call increases in value as the value of the underlying security rises.
The principal reason to write options is to generate extra income (the premium paid by the buyer). Written options have varying degrees of risk. An uncovered written call option theoretically carries unlimited risk, as the market price of the underlying asset could rise far above the exercise price before its expiration. This risk is tempered when the call option is covered; that is, when the option writer owns the underlying asset. In this case, the writer runs the risk of the lost opportunity to participate in the appreciation in value of the asset rather than the risk of an out-of-pocket loss. A written put option has defined risk; that is, the difference between the agreed-upon price that the Fund must pay to the buyer upon exercise of the put and the value, which could be zero, of the asset at the time of exercise.
The obligation of the writer of an option continues until the writer effects a closing purchase transaction or until the option expires. To secure its obligation to deliver the underlying asset in the case of a call option, or to pay for the underlying asset in the case of a put option, a covered writer is required to deposit in escrow the underlying security or other assets in accordance with the rules of the applicable clearing corporation and exchanges.
Among the options that the Fund may purchase or sell are options on a securities index. In general, options on an index of securities are similar to options on the securities themselves, except that delivery requirements are different. For example, a put option on an index of securities does not give the holder the right to make actual delivery of a basket of securities, but instead gives the holder the right to receive an amount of cash upon exercise of the option if the value of the underlying index has fallen below the exercise price. The amount of cash received will be equal to the difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple. As with options on equity securities, or futures contracts, the Fund may offset its position in index options prior to expiration by entering into a closing transaction on an exchange or it may let the option expire unexercised.
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A securities index assigns relative values to the securities included in the index and the index options are based on a broad market index. In connection with the use of such options, the Fund may cover its position by identifying assets having a value equal to the aggregate face value of the option position taken.
Indexed securities are instruments whose prices are indexed to the prices of other securities, securities indices, commodities indices, currencies, precious metals or other commodities, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. Inflation-protected securities, for example, can be indexed to a measure of inflation, such as the Consumer Price Index (“CPI”). Commodity-indexed securities, for example, can be indexed to a commodities index such as the Dow Jones-UBS Commodity Index Total Return.
The performance of indexed securities depends to a great extent on the performance of the security, currency, commodity, or other instrument or measure to which they are indexed, and also may be influenced by interest rate changes in the United States and abroad. Indexed securities may be more volatile than the underlying instruments or measures. Indexed securities also are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer’s creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, the U.S. Treasury, and certain other U.S. government agencies. In calculating the Fund’s dividends, if any, index-based adjustments may be considered income.
Participation Notes
A Fund may buy participation notes from a bank or broker-dealer (“issuer”) that entitle the Fund to a return measured by the change in value of an identified underlying security or basket of securities (collectively, the “underlying security”). Participation notes are typically used when a direct investment in the underlying security is restricted due to country-specific regulations. Investing in participation notes involves the same risks associated with a direct investment in the shares of the companies the notes seek to replicate. However, the performance results of participation notes will not replicate exactly the performance of the issuers or markets that the notes seek to replicate due to transaction costs and other expenses. In addition, participation notes are subject to counterparty risks. Participation notes may be considered illiquid.
Passive Investment Strategies
The Funds pursue a passive or “indexing” strategy. The Funds will not buy or sell shares of an equity security due to current or projected performance of a security, industry, or sector, unless that security is added to or removed, respectively, from the respective index each is designed to track. A Fund’s return may not match the return of its index for a number of reasons, including: the Fund incurs operating expenses not applicable to the Index, and incurs costs in buying and selling securities; the Fund may not be fully invested at times; differences in the valuation of securities and differences between the Fund’s portfolio and the index resulting from legal restrictions, cost, or liquidity constraints.
It is also possible that a Fund may not replicate the performance of the Index due to the temporary unavailability of certain Index securities in the secondary market or due to other extraordinary circumstances. A Fund may also have to vary its portfolio holdings from the composition of the Index in order to qualify, and continue to qualify, as a “regulated investment company” under the Code. See “Taxes” below for additional information on the Fund’s tax treatment.
Precious Metals and Other Commodities
Certain Funds are subject to the risk of sharp price volatility of metals or other commodities, and of shares of companies principally engaged in activities related to metals or other commodities. Investments related to metals or other commodities may fluctuate in price significantly over short periods of time because of a variety of global economic, financial, and political factors. These factors include: economic cycles; changes in inflation or expectations about inflation in various countries; interest rates; currency fluctuations; metal sales by governments, central banks, or international agencies; investment speculation; resource availability; commodity prices; fluctuations in industrial and commercial supply and demand; government regulation of the metals and other commodities industries; and government prohibitions or restrictions on the private ownership of certain precious and rare metals.
Preferred Stock
A Fund may invest in preferred stock with no minimum credit rating. Preferred stock is a class of stock having a preference over common stock as to the payment of dividends and the recovery of investment should a company be liquidated, although preferred stock is usually subordinate to the debt securities of the issuer. Preferred stock typically does not possess voting rights and its market value may change based on changes in interest rates.
The fundamental risk of investing in common and preferred stock is the risk that the value of the stock might decrease. Stock values fluctuate in response to the activities of an individual company or in response to general market and/or economic conditions.
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Historically, common stocks have provided greater long-term returns and have entailed greater short-term risks than preferred stocks, fixed income securities and money market investments. The market value of all securities, including common and preferred stocks, is based upon the market’s perception of value and not necessarily the book value of an issuer or other objective measures of a company’s worth.
Publicly Traded Partnerships
A Fund may invest in publicly traded partnerships (“PTPs”). PTPs are limited partnerships the interests in which (known as “units”) are traded on public exchanges, just like corporate stock. PTPs are limited partnerships that provide an investor with a direct interest in a group of assets (generally, oil and gas properties). Publicly traded partnership units typically trade publicly, like stock, and thus may provide the investor more liquidity than ordinary limited partnerships. Publicly traded partnerships are also called master limited partnerships and public limited partnerships. A limited partnership has one or more general partners (they may be individuals, corporations, partnerships, or another entity) which manage the partnership, and limited partners, which provide capital to the partnership but have no role in its management. When an investor buys units in a PTP, he or she becomes a limited partner. PTPs are formed in several ways. A non-traded partnership may decide to go public. Several non-traded partnerships may “roll up” into a single PTP. A corporation may spin off a group of assets or part of its business into a PTP of which it is the general partner, either to realize what it believes to be the assets’ full value or as an alternative to issuing debt. A corporation may fully convert to a PTP, although since 1986 the tax consequences have made this an unappealing option; or a newly formed company may operate as a PTP from its inception.
There are different types of risks to investing in PTPs including regulatory risks and interest rate risks. Currently most partnerships enjoy pass through taxation of their income to partners, which avoids double taxation of earnings. If the government were to change PTP business tax structure, unitholders would not be able to enjoy the relatively high yields in the sector for long. In addition, PTP’s which charge government-regulated fees for transportation of oil and gas products through their pipelines are subject to unfavorable changes in government-approved rates and fees, which would affect a PTPs revenue stream negatively. PTPs also carry some interest rate risks. During increases in interest rates, PTPs may not produce decent returns to shareholders.
Real Estate Investment Trusts
A Fund may invest in securities of real estate investment trusts (“REITs”). REITs are corporations or trusts that specialize in financing or acquiring, holding, and managing residential, commercial, or industrial real estate. A REIT is generally not subject to U.S. federal income tax at the entity level on income distributed to its shareholders or unitholders if it distributes to shareholders or unitholders at least 90% of its taxable income for each taxable year and complies with regulatory requirements relating to its organization, ownership, assets, and income.
REITs generally can be classified as “Equity REITs”, “Mortgage REITs” and “Hybrid REITs.” An Equity REIT invests the majority of its assets directly in real property and derives its income primarily from rents and from capital gains on real estate appreciation, which are realized through property sales. A Mortgage REIT invests the majority of its assets in real estate mortgage loans; the main source of their income is mortgage interest payments. A Hybrid REIT combines the characteristics of an Equity REIT and a Mortgage REIT. Although a Fund can invest in all three kinds of REITs, its emphasis is expected to be on investments in Equity REITs.
Investments in the real estate industry involve particular risks. The real estate industry has been subject to substantial fluctuations and declines on a local, regional, and national basis in the past and may continue to be in the future. Real property values and income from real property may decline due to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, regulatory limitations on rents, changes in neighborhoods and in demographics, increases in market interest rates, or other factors. Factors such as these may adversely affect companies that own and operate real estate directly, companies that lend to such companies, and companies that service the real estate industry.
Investments in REITs also involve risks. Equity REITs will be affected by changes in the values of and income from the properties they own, while Mortgage REITs may be affected by the credit quality of the mortgage loans they hold. In addition, REITs are dependent on specialized management skills and on their ability to generate cash flow for operating purposes and to satisfy distribution requirements. REITs also may have limited diversification and have limited financial resources, as well as to the risk of self-liquidation. REITs may also fail to qualify for the “dividends paid deduction” under the Code, which allows REITs to reduce their corporate taxable income for dividends paid to their shareholders, or fail to maintain an exemption from registration under the 1940 Act. By investing in REITs indirectly through a Fund, a shareholder bears not only a proportionate share of the expenses of a Fund, but also may indirectly bear similar expenses of some of the REITs in which it invests. In addition, as REITs generally pay a higher rate of dividends (on a pre-tax basis) than operating companies, to the extent application of the Fund’s investment strategy results in the Fund investing in REIT shares, the percentage of the Fund’s dividend income received from REIT shares will likely exceed the percentage of the Fund’s portfolio which is comprised of REIT shares. The real estate industry has been subject to substantial fluctuations and declines on a local, regional, and national basis in the past and may continue to be in the future.
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Recent Market Conditions and Events
Global economies and financial markets are increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely affect issuers in another country or region. Geopolitical and other risks, including war, terrorism, trade disputes, political or economic dysfunction within some nations, public health crises and related geopolitical events, as well as environmental disasters such as earthquakes, fires, and floods, may add to instability in world economies and markets generally. Changes in trade policies and international trade agreements could affect the economies of many countries in unpredictable ways. Likewise, systemic market dislocations of the kind that occurred during the financial crisis that began in 2008, if repeated, would be highly disruptive to economies and markets, adversely affecting individual companies and industries, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of a Fund’s investments.
Political and diplomatic events within the United States, including a contentious domestic political environment, changes in political party control of one or more branches of the U.S. government, the U.S. government's inability at times to agree on a long-term budget and deficit reduction plan, the threat of a U.S. government shutdown, and disagreements over, or threats not to increase, the U.S. government's borrowing limit (or “debt ceiling”), as well as political and diplomatic events abroad, may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. A downgrade of the ratings of U.S. government debt obligations, or concerns about the U.S. government's credit quality in general, could have a substantial negative effect on the U.S. and global economies. Moreover, although the U.S. government has honored its credit obligations, there remains a possibility that the United States could default on its obligations. The consequences of such an unprecedented event are impossible to predict, but it is likely that a default by the United States would be highly disruptive to the U.S. and global securities markets and could significantly impair the value of the Funds’ investments.
Certain illnesses spread rapidly and have the potential to significantly and adversely affect the global economy and the value of a Fund’s investments. Outbreaks of illnesses and diseases, such as severe acute respiratory syndrome (SARS), influenza of various types and, most recently, COVID-19, or other similarly infectious diseases, may have material adverse impacts on a Fund and its performance. Epidemics and/or pandemics, such as COVID-19, have and may further result in, among other things, border closings and other significant travel restrictions and disruptions, significant disruptions to business operations, supply chains and customer activity, significant challenges to healthcare service preparation and delivery, and quarantines and stay-at-home orders, as well as general concern and uncertainty that has negatively affected the economic environment. These impacts have caused significant volatility and declines in global financial markets, which have caused losses for investors. The impact of COVID-19, and other epidemics and/or pandemics that may arise in the future, and may affect the economies of many nations, individual companies and the global securities and commodities markets, including their liquidity, in ways that cannot necessarily be foreseen at the present time. Historical patterns of correlation among asset classes may break down in unanticipated ways during times of high volatility, disrupting investment programs and potentially causing losses. The impact of public health crises, including COVID-19, may continue to last for an extended period of time.
The U.S. government and certain foreign central banks have taken a variety of unprecedented actions to stabilize the economy and calm the financial markets and may continue to do so, but the ultimate impact of these efforts and interventions is uncertain. In the future, the U.S. government or other governments may take actions that could affect the overall economy as well as the securities in which a Fund invests, the markets in which they trade, or the issuers of such securities, in ways that cannot necessarily be foreseen at the present time. Governmental and quasi-governmental authorities and regulators throughout the world, such as the U.S. Federal Reserve (the “Fed”), have in the past responded to major economic disruptions with a variety of significant fiscal and monetary policy changes, including but not limited to, direct capital infusions into companies, new monetary programs, and changes to interest rates. Certain of those policy changes, for example, were implemented in response to the COVID-19 pandemic. The Fed has spent hundreds of billions of dollars to keep credit flowing through short-term money markets since mid-September 2019 when a shortage of liquidity caused a spike in overnight borrowing rates, and again in 2020 with large stimulus initiatives intended to respond to economic stresses stemming from the COVID-19 pandemic. The impact of infectious diseases in developing and emerging market countries, however, may be greater due to less established health care systems and fewer government resources to bolster their economies. Public health crises may exacerbate other pre-existing political, social, and economic risks in certain countries.
Instability in the global capital markets may result in disruptions in liquidity in the debt capital markets, significant write-offs in the financial services sector (including banking), the repricing of credit risk in credit markets and the failure of domestic and international financial institutions. Precise interest rate predictions are difficult to make, and interest rates may change unexpectedly and dramatically in response to extreme changes in market or economic conditions. As a result, the value of fixed income securities may vary widely under certain market conditions and may result in heightened market volatility and a decline in the value of a Fund’s portfolio. Changes in government policies or central banks could negatively affect the value and liquidity of a Fund’s investments and cause it to lose money. The markets could react strongly to expectations for changes in government policies, which could increase volatility, especially if the market’s expectations are not borne out. There can be no assurance that the initiatives undertaken by governments and central banks will be successful.
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COVID-19, and future epidemics or pandemics, could also impair the information technology and other operational systems upon which a Fund’s service providers rely, and could otherwise disrupt the ability of a Fund’s service providers to perform essential tasks. These could impair a Fund’s ability to maintain operational standards (such as with respect to satisfying redemption requests), disrupt the operations of a Fund’s service providers, and negatively impact a Fund’s performance. In certain cases, an exchange or market may close or issue trading halts on either specific securities or even the entire market, which may result in a Fund being, among other things, unable to buy or sell certain securities or financial instruments or accurately value its investments.
Markets generally and the energy sector specifically, including MLPs and energy companies in which a Fund may invest, may also be adversely impacted by reduced demand for oil and other energy commodities as a result of a slowdown in economic activity and by price competition among key oil producing countries. In the recent past, global oil prices have declined significantly and experienced significant volatility, including a period where an oil-price futures contract fell into negative territory for the first time in history, as demand for oil has slowed and oil storage facilities reach their storage capacities. Although the Organization of Petroleum Exporting Countries (OPEC) and other oil-producing countries responded, oil price volatility may adversely impact MLPs and energy infrastructure companies. Such companies’ growth prospects and ability to pay dividends may be negatively impacted, which could adversely impact a Fund's performance. Additionally, an extended period of reduced oil prices may significantly lengthen the time the energy sector would need to recover after a stabilization of prices.
Some countries, including the United States, are adopting more protectionist trade policies and are moving away from the tighter financial industry regulations that followed the 2008 financial crisis. The United States may also be considering significant new investments in infrastructure and national defense which, coupled with potentially lower federal taxes, could lead to sharply increased government borrowing and higher interest rates. The exact shape of these policies is still being considered through the political process, but the equity and debt markets may react strongly to expectations, which could increase volatility, especially if the market’s expectations for changes in government policies are not borne out.
High public debt in the United States and other countries creates ongoing systemic and market risks and policymaking uncertainty. There may be additional increases in the amount of debt due to the economic effects of the COVID-19 pandemic. Because there is little precedent for this situation, it is difficult to predict the impact on various markets. Over the longer term, rising interest rates may present a greater risk than has historically been the case due to the recent period of historically low rates, the effect of government fiscal and monetary policy initiatives, and potential market reactions to those initiatives.
Some countries where economic conditions are still recovering from the 2008 crisis are perceived as still fragile. The crisis caused strains among countries in the euro-zone that have not been fully resolved, and it is not yet clear what measures, if any, European Union (“EU”) or individual country officials may take in response. Withdrawal of government support, failure of efforts in response to the strains, or investor perception that such efforts are not succeeding could adversely impact the value and liquidity of certain securities and currencies.
In addition, global climate change may have an adverse effect on property and security values. A rise in sea levels, an increase in powerful windstorms and/or a storm-driven increase in flooding could cause coastal properties to lose value or become unmarketable altogether. Large wildfires driven by high winds and prolonged drought may devastate entire communities and may be very costly to any business found to be responsible for the fire or conducting operations in affected areas. These losses could adversely affect corporate borrowers and mortgage lenders, the value of mortgage-backed securities, the bonds of municipalities that depend on tax revenues and tourist dollars generated by such properties, and insurers of the property and/or of corporate, municipal, or mortgage-backed securities. Since property and security values are driven largely by buyers’ perceptions, it is difficult to know the time period over which these effects might unfold. Economists warn that, unlike previous declines in the real estate market, properties in affected coastal zones may never recover their value. Regulatory changes and divestment movements tied to concerns about climate change could adversely affect the value of certain land and the viability of industries whose activities or products are seen as accelerative to climate change.
Some market participants have expressed concern that passively managed index funds and other indexed products inflate the value of their component securities. If the component securities in such indices decline in value for this and other reasons, the value of a Fund’s investments in these securities will also decline.
Russia’s invasion of Ukraine, and corresponding events in late February 2022, have had, and could continue to have, severe adverse effects on regional and global economic markets for securities and commodities. Following Russia’s actions, various governments, including the United States, have issued broad-ranging economic sanctions against Russia, including, among other actions, a prohibition on doing business with certain Russian companies, large financial institutions, officials and oligarchs; the removal by certain countries and the EU of selected Russian banks from the Society for Worldwide Interbank Financial Telecommunications (SWIFT), the electronic banking network that connects banks globally; and restrictive measures to prevent the Russian Central Bank from undermining the impact of the sanctions. The current events, including sanctions and the potential for future sanctions, including any impacting Russia’s energy sector, and other actions, and Russia’s retaliatory responses to those sanctions and actions, may continue to adversely impact the Russian and Ukrainian economies and may result in the further decline of the value and liquidity of Russian
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and Ukrainian securities, a continued weakening of the ruble and hryvnia and continued exchange closures, and may have other adverse consequences on the Russian and Ukrainian economies that could impact the value of these investments and impair the ability of the Fund to buy, sell, receive or deliver those securities. Moreover, those events have, and could continue to have, an adverse effect on global markets performance and liquidity, thereby negatively affecting the value of a Fund’s investments beyond any direct exposure to Russian and Ukrainian issuers. The duration of ongoing hostilities and the vast array of sanctions and related events cannot be predicted. Those events present material uncertainty and risk with respect to markets globally and the performance of the Funds and their investments or operations could be negatively impacted.
Risks Related to Cybersecurity. The Funds and their service providers have administrative and technical safeguards in place with respect to information security. Nevertheless, the Funds and their service providers are potentially susceptible to operational and information security risks resulting from a cyber-attack as the Funds are highly dependent upon the effective operation of their computer systems and those of their business partners. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, denial of service on websites and other operational disruption and unauthorized release of confidential customer information. Cyber-attacks affecting the Adviser, Victory Capital Services, Inc. (the “Distributor,”), the Funds, the custodian, the transfer agent, financial intermediaries and other affiliated or third-party service providers may adversely affect the Funds and their shareholders. For instance, cyber-attacks may interfere with the processing of Fund transactions, including the processing of orders, impact a Fund’s ability to calculate net asset values, cause the release and possible destruction of confidential customer or business information, impede trading, subject a Fund and/or its service providers and intermediaries to regulatory fines and financial losses and/or cause reputational damage. Cybersecurity risks may also affect the issuers of securities in which a Fund invests, which may cause a Fund’s investments to lose value. A Fund may also incur additional costs for cybersecurity risk management in the future. Although the Funds and their service providers have adopted security procedures to minimize the risk of a cyber-attack, there can be no assurance that the Funds or their service providers will avoid losses affecting the Funds due to cyber-attacks or information security breaches in the future.
Responsible Investing Risk. A Fund may incorporate specific responsible, environmental, social and governance (“ESG”), impact or sustainability considerations into its investment objectives, strategies, and/or processes, as described in the applicable Fund's Prospectus. These considerations will vary depending on a Fund's particular investment strategy and the investment process followed by the particular investment team that manages the Fund. A team may include consideration of third-party research as well as consideration of proprietary research across the ESG risks and opportunities regarding an issuer. The investment team considers those ESG characteristics it deems relevant or additive when making investment decisions for a Fund. The ESG characteristics utilized in a Fund's investment process are anticipated to evolve over time and one or more characteristics may not be relevant with respect to all issuers that are eligible for investment.
ESG characteristics are not the sole considerations when making investment decisions for a Fund. Further, investors can differ in their views of what constitutes positive or negative ESG characteristics. As a result, a Fund may invest in issuers that do not reflect the beliefs and values with respect to ESG of any particular investor. ESG considerations may affect a Fund's exposure to certain companies or industries and a Fund may forego certain investment opportunities. While the Adviser views ESG considerations as having the potential to contribute to a Fund's long-term performance, there is no guarantee that such results will be achieved.
Brexit. The United Kingdom (“UK”) ceased to be a member of the EU on January 31, 2020 (“Brexit”). During a prescribed period (the “Transition Period”), certain transitional arrangements were in effect, such that the UK continued to be treated, in most respects, as if it were still a member of the EU, and generally remained subject to EU law. The Transition Period ended on December 31, 2020. On December 24, 2020, the EU and the UK reached an agreement in principle on the terms of certain agreements and declarations governing the ongoing relationship between the EU and the UK, including the EU-UK Trade and Cooperation Agreement (the “Agreement”). The Agreement entered into force on May 1, 2021. The Agreement is limited in its scope primarily to the trade of goods, transport, energy links and fishing, and uncertainties remain relating to certain aspects of the UK’s future economic, trading, and legal relationships with the EU and with other countries. The actual or potential consequences of Brexit, and the associated uncertainty, could adversely affect economic and market conditions in the UK, in the EU and its member states and elsewhere, and could contribute to instability in global financial markets.
The impact of such events on the Funds is difficult to predict but they may adversely affect the return on the Funds and their investments. There may be detrimental implications for the value of a Fund’s investments, its ability to enter into transactions or to value or realize such investments or otherwise to implement its investment program. It is possible that a Fund’s investments may need to be restructured to enable a Fund's objectives to be pursued fully. This may increase costs or make it more difficult for a Fund to pursue its investment objective.
The London Interbank Offered Rate (“LIBOR”). LIBOR has historically been the principal floating rate benchmark in the financial markets. However, LIBOR was discontinued as a floating rate benchmark after June 30, 2023. Then-existing LIBOR obligations have been transitioned or will transition to another benchmark, depending on the LIBOR currency and tenor. For some existing LIBOR-based obligations, the contractual consequences of the discontinuation of LIBOR may not be clear.
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Non-LIBOR floating rate obligations, including obligations based on the Secured Overnight Financing Rate (“SOFR”), may have returns and values that fluctuate more than those of floating rate debt obligations that are based on LIBOR or other rates. Also, because SOFR and some alternative floating rates are relatively new market indexes, markets for certain non-LIBOR obligations may never develop or may not be liquid. Market terms for non-LIBOR floating rate obligations, such as the spread over the index reflected in interest rate provisions, may evolve over time, and prices of non-LIBOR floating rate obligations may be different depending on when they are issued and changing views about correct spread levels.
Various SOFR-based rates, including SOFR-based term rates, and various non-SOFR-based rates have developed in response to the discontinuation of U.S. dollar LIBOR, which may create various risks for the Funds and the financial markets more generally. There are non- LIBOR forward-looking floating rates that are not based on SOFR and that may be considered by participants in the financial markets as LIBOR alternatives. Unlike forward-looking SOFR-based term rates, such rates are intended reflect a bank credit spread component.
It is not clear how replacement rates for LIBOR--including SOFR-based rates and non-SOFR-based rates--will continue to develop and to what extent they will be used. There is no assurance that these replacement rates will be suitable substitutes for LIBOR, and thus the substitution of such rates for LIBOR could have an adverse effect on the Funds and the financial markets more generally. Concerns about market depth and stability could affect the development of non-SOFR-based term rates, and such rates may create various risks, which may or may not be similar to the risks relating to SOFR.
Regulation as a Commodity Pool Operator
The Funds have filed with the National Futures Association (“NFA”), a notice claiming an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act, as amended, and the rules of the Commodity Futures Trading Commission promulgated thereunder, with respect to the Funds’ operations. Accordingly, the Funds will not be subject to registration or regulation as a commodity pool.
Repurchase Agreements
A Fund may enter into repurchase agreements. In a repurchase agreement, an investor (such as the Fund) purchases a security (known as the “underlying security”) from a securities dealer or bank. Any such dealer or bank must be deemed creditworthy by the Adviser. At that time, the bank or securities dealer agrees to repurchase the underlying security at a mutually agreed upon price on a designated future date. The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase prices may be the same, with interest at an agreed upon rate due to the Fund on repurchase. In either case, the income to the Fund generally will be unrelated to the interest rate on the underlying securities. Repurchase agreements must be “fully collateralized,” in that the market value of the underlying securities (including accrued interest) must at all times be equal to or greater than the repurchase price. Therefore, a repurchase agreement can be considered a loan collateralized by the underlying securities.
Repurchase agreements are generally for a short period of time, often less than a week, and will generally be used by a Fund to invest excess cash or as part of a temporary defensive strategy. Repurchase agreements that do not provide for payment within seven days will be treated as illiquid investments. In the event of a bankruptcy or other default by the seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying security and losses. These losses could result from: (a) possible decline in the value of the underlying security while the Fund is seeking to enforce its rights under the repurchase agreement; (b) possible reduced levels of income or lack of access to income during this period; and (c) expenses of enforcing its rights.
Securities of Other Investment Companies
General. Except as described in the following paragraphs, each Fund currently intends to limit its investments in securities issued by other investment companies so that, as determined immediately after a purchase of such securities is made: (1) not more than 5% of the value of a Fund’s total assets will be invested in the securities of any one investment company; (2) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group; and (3) not more than 3% of the outstanding voting stock of any one investment company will be owned by a Fund.
A Fund may also purchase and redeem shares issued by a money market fund without limit, provided that either: (1) the Fund pays no "sales charge" or "service fee" (as each of those terms is defined in the FINRA Conduct Rules); or (2) the Adviser waives its advisory fee in an amount necessary to offset any such sales charge or service fee.
Pursuant to an order issued by the SEC exempting certain exchange-traded funds (“ETFs”) from Section 12(d)(1) of the 1940 Act (SEC Order and Rule 12d1-4 under the 1940 Act), in addition to procedures approved by the Board, each Fund may invest in such ETFs in excess of the 5% and 10% limits described above, provided that the Fund complies with relevant regulatory conditions, enters into a participation agreement, and any other applicable investment limitations.
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As a shareholder of an investment company, a Fund indirectly will bear its proportionate share of any management fees and other expenses paid by such investment company in addition to the fees and expenses a Fund bears directly in connection with its own operations. These securities represent interests in professionally managed portfolios that may invest in various types of instruments pursuant to a wide range of investment styles. A Fund would also bear the risk of all of the underlying investments held by the other investment company. An investment company may not achieve its investment objective.
ETFs are investment companies, many of which pursue investment objectives to achieve the same rate of return as a particular market index or commodity while trading throughout the day on an exchange. Certain ETFs are actively managed portfolios rather than being based upon an underlying index. ETF shares are sold initially in the primary market in units, often consisting of 50,000 or more shares (“creation units”). A creation unit represents a bundle of securities or commodities that replicates, or is a representative sample of, a particular index or commodity and that is deposited with the ETF. Once owned, the individual shares comprising each creation unit are traded on an exchange in secondary market transactions for cash. The secondary market for ETF shares allows them to be readily converted into cash, like commonly traded stocks. The combination of primary and secondary markets permits ETF shares to be traded throughout the day close to the value of the ETF’s underlying portfolio securities. A Fund would purchase and sell individual shares of ETFs in the secondary market. These secondary market transactions require the payment of commissions.
Unit Investment Trusts. (“UITs”) are investment companies that hold a fixed portfolio of securities until the fixed maturity date of the UIT. A Fund would generally only purchase UITs in the secondary market for cash, which would result in the payment of commissions.
Risk Factors Associated with Investments in ETFs and UITs. ETF and UIT shares are subject to the same risk of price fluctuation due to supply and demand as any other stock traded on an exchange, which means that a Fund could receive less from the sale of shares of an ETF or UIT it holds than it paid at the time it purchased those shares. Furthermore, there may be times when the exchange halts trading, in which case a Fund owning ETF or UIT shares would be unable to sell them until trading is resumed. There can be no assurance that an ETF or UIT will continue to meet the listing requirements of the exchange or that an active secondary market will develop for shares. In addition, because ETFs and UITs invest in a portfolio of common stocks or other instruments or commodities, the value of an ETF or UIT could decline if prices of those instruments or commodities decline. An overall decline of those instruments or commodities comprising an ETF’s or UIT’s benchmark index could have a greater impact on the ETF or UIT and investors than might be the case in an investment company with a more widely diversified portfolio. Losses could also occur if the ETF or UIT is unable to replicate the performance of the chosen benchmark index. There may be times when the market price for an ETF or UIT and its NAV vary significantly and a Fund may pay more than (premium) or less than (discount) NAV when buying shares on the secondary market. The market price of an ETF’s or UIT’s shares includes a “bid-ask spread” charged by the exchange specialists, market makers or other participants that trade the particular security. In times of severe market disruption, the bid-ask spread often increases significantly. This means that the shares may trade at a discount to NAV and the discount is likely to be greatest when the price of shares is falling fastest.
Other risks associated with ETFs and UITs include the possibility that: (i) an ETF’s or UIT’s distributions may decline if the issuers of the ETF’s or UIT’s portfolio securities fail to continue to pay dividends; and (ii) under certain circumstances, an ETF or UIT could be terminated. Should termination occur, the ETF or UIT could have to liquidate its portfolio securities when the prices for those securities are falling. In addition, inadequate or irregularly provided information about an ETF or UIT or its investments, because ETFs and UITs are generally passively managed, could expose investors in ETFs and UITs to unknown risks. Actively managed ETFs are also subject to the risk of underperformance relative to their chosen benchmark.
Short Sales
A Fund may sell securities short as an outright investment strategy and to offset potential declines in long positions in similar securities. A short sale is a transaction in which the Fund sells a security it does not own or have the right to acquire (or that it owns but does not wish to deliver) in anticipation that the market price of that security will decline.
When a Fund makes a short sale, the broker-dealer through which the short sale is made must borrow the security sold short and deliver it to the party purchasing the security. The Fund is required to make a margin deposit in connection with such short sales; the Fund may have to pay a fee to borrow particular securities and will often be obligated to pay over any dividends and accrued interest on borrowed securities.
If the price of the security sold short increases between the time of the short sale and the time a Fund covers its short position, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.
To the extent a Fund sells securities short, it will provide collateral to the broker-dealer and (except in the case of short sales “against the box”) will maintain additional asset coverage in the form of cash, U.S. government securities or other liquid securities with its custodian in a segregated account in an amount at least equal to the difference between the current market value of the securities sold
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short and any amounts required to be deposited as collateral with the selling broker (not including the proceeds of the short sale). A Fund does not intend to enter into short sales (other than short sales “against the box”) if immediately after such sales the aggregate of the value of all collateral plus the amount in such segregated account exceeds 30% of the value of the Fund’s net assets. This percentage may be varied by action of the Board. A short sale is “against the box” to the extent the Fund contemporaneously owns, or has the right to obtain at no added cost, securities identical to those sold short.
Swap Agreements
A Fund may enter into swap agreements for purposes of attempting to gain exposure to equity, debt, commodities, or other asset markets without actually purchasing those assets, or to hedge a position. A Fund does not invest more than 25% of its assets in swap contracts with any one counterparty. Security investments are made without restriction as to the issuer’s country. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested in a “basket” of securities representing a particular index.
Most swap agreements entered into by a Fund calculate the obligations of the parties to the agreement on a “net basis.” Consequently, the Fund’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). Payments may be made at the conclusion of a swap agreement or periodically during its term.
Swap agreements do not involve the delivery of securities or other underlying assets. Accordingly, if a swap is entered into on a net basis, if the other party to a swap agreement defaults, a Fund’s risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive, if any.
The net amount of the excess, if any, of a Fund’s obligations over its entitlements with respect to a swap agreement entered into on a net basis will be accrued daily and an amount of cash or liquid asset having an aggregate net asset value at least equal to the accrued excess will be maintained in an account with the Custodian. A Fund will also establish and maintain such accounts with respect to its total obligations under any swaps that are not entered into on a net basis. Obligations under swap agreements so covered will not be construed to be “senior securities” for purposes of the Fund’s investment restriction concerning senior securities.
Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid for a Fund’s illiquid investment limitations. A Fund will not enter into any swap agreement unless the Adviser believes that the other party to the transaction is creditworthy. A Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counter-party.
A Fund may enter into a swap agreement in circumstances where the Adviser believes that it may be more cost effective or practical than buying the securities represented by such index or a futures contract or an option on such index. The counter-party to any swap agreement will typically be a bank, investment banking firm or broker/dealer. The counter-party will generally agree to pay the Fund the amount, if any, by which the notional amount of the swap agreement would have increased in value had it been invested in the particular stocks represented in the index, plus the dividends that would have been received on those stocks. A Fund will agree to pay to the counter-party a floating rate of interest on the notional amount of the swap agreement plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such stocks. Therefore, the return to a Fund on any swap agreement should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by the Fund on the notional amount.
The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments that are traded in the OTC market.
Temporary Defensive Strategies
At times, the Adviser may judge that market conditions make pursuing the Fund’s basic investment strategy inconsistent with the best interests of its shareholders. At such times, the Adviser may (but will not necessarily), without notice, temporarily use alternative strategies, primarily designed to reduce fluctuations in the values of the Fund’s assets. In implementing these “defensive strategies,” the Fund may hold assets in cash and cash equivalents and in other investments an Adviser believes to be consistent with the Fund’s best interests. If any such a temporary defensive strategy is implemented, the Fund may not achieve its investment objective.
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Time Deposits and Variable Rate Notes
A Fund may invest in fixed time deposits, whether or not subject to withdrawal penalties. The commercial paper obligations, which the Fund may buy are unsecured and may include variable rate notes. The nature and terms of a variable rate note (i.e., a “Master Note”) permit the Fund to invest fluctuating amounts at varying rates of interest pursuant to a direct arrangement between the Fund as Lender, and the issuer, as borrower. It permits daily changes in the amounts borrowed. A Fund has the right at any time to increase, up to the full amount stated in the note agreement, or to decrease the amount outstanding under the note. The issuer may prepay at any time and without penalty any part of or the full amount of the note. The note may or may not be backed by one or more bank letters of credit. Because these notes are direct lending arrangements between the Fund and the issuer, it is not generally contemplated that they will be traded; moreover, there is currently no secondary market for them. Except as specifically provided in the Prospectus, there is no limitation on the type of issuer from whom these notes may be purchased; however, in connection with such purchase and on an ongoing basis, the Adviser will consider the earning power, cash flow and other liquidity ratios of the issuer, and its ability to pay principal and interest on demand, including a situation in which all holders of such notes made demand simultaneously. Variable rate notes are subject to the Fund’s investment restriction on illiquid investments unless such notes can be put back to the issuer on demand within seven days.
U.S. Government Obligations
These consist of various types of marketable securities issued by the U.S. Treasury e.g., bills, notes and bonds. Such securities are direct obligations of the U.S. government and differ mainly in the length of their maturity. Treasury bills, the most frequently issued marketable government security, have a maturity of up to one year and are issued on a discount basis. A Fund may also invest in Treasury Inflation-Protected Securities (“TIPS”). TIPS are special types of treasury bonds that were created in order to offer bond investors protection from inflation. The values of the TIPS are automatically adjusted to the inflation rate as measured by the Consumer Price Index (“CPI”). If the CPI goes up by half a percent, the value of the bond (the TIPS) would also go up by half a percent. If the CPI falls, the value of the bond does not fall because the government guarantees that the original investment will stay the same. TIPS decline in value when real interest rates rise. However, in certain interest rate environments, such as when real interest rates are rising faster than nominal interest rates, TIPS may experience greater losses than other fixed income securities with similar duration.
Obligations of U.S. government agencies and instrumentalities are not necessarily backed by the full faith and credit of the U.S. Treasury, but rather of the government agency or instrumentality itself (see “U.S. Government Agency Obligations,” below.) Although a Fund may hold securities that carry U.S. government guarantees, these guarantees do not extend to shares of the Fund itself and do not guarantee the market prices of the securities. In recent periods, the values of U.S. government securities have been affected substantially by increased demand for them in the global markets. Increases or decreases in the demand for U.S. government securities may occur at any time and may result in increased volatility in the values of those securities.
U.S. Government Agency Obligations
These consist of debt securities issued by agencies and instrumentalities of the United States government, including the various types of instruments currently outstanding or which may be offered in the future. Agencies include, among others, the Federal Housing Administration, Government National Mortgage Association (“GNMA”), Farmer’s Home Administration, Export-Import Bank of the United States, Maritime Administration, and General Services Administration. Instrumentalities include, for example, each of the Federal Home Loan Banks, the National Bank for Cooperatives, the Federal Home Loan Mortgage Corporation (“FHLMC”), the Farm Credit Banks, the Federal National Mortgage Association (“FNMA”), and the United States Postal Service. These securities are either: (i) backed by the full faith and credit of the U.S. government e.g., U.S. Treasury Bills); (ii) guaranteed by the United States Treasury (e.g., GNMA mortgage-backed securities); (iii) supported by the issuing agency’s or instrumentality’s right to borrow from the United States Treasury (e.g., FNMA Discount Notes); or (iv) supported only by the issuing agency’s or instrumentality’s own credit (e.g., Tennessee Valley Association). On September 7, 2008, the U.S. Treasury Department and the Federal Housing Finance Authority (the “FHFA”) announced that FNMA and FHLMC was placed into conservatorship, a statutory process designed to stabilize a troubled institution with the objective of returning the entity to normal business operations. The U.S. Treasury Department and the FHFA at the same time established a secured lending facility and a Secured Stock Purchase Agreement with both FNMA and FHLMC to ensure that each entity had the ability to fulfill its financial obligations. Although the U.S. government has provided support for U.S. government agency obligations in the past, there can be no assurance that it will do so in the future. The U.S. government has also made available additional guarantees for limited periods to stabilize or restore a market in the wake of an economic, political, or natural crisis.
Although a Fund may hold securities that carry U.S. government guarantees, these guarantees do not extend to shares of the Fund itself and do not guarantee the market prices of the securities.
Warrants
A Fund may invest in warrants. Warrants are options to purchase common stock at a specific price (usually at a premium above the market value of the optioned common stock at issuance) valid for a specific period of time. Warrants may have a life ranging from less
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than one year to twenty years, or they may be perpetual. However, most warrants have expiration dates after which they are worthless. In addition, a warrant is worthless if the market price of the common stock does not exceed the warrant’s exercise price during the life of the warrant. Warrants have no voting rights, pay no dividends, and have no rights with respect to the assets of the corporation issuing them. The percentage increase or decrease in the market price of the warrant may tend to be greater than the percentage increase or decrease in the market price of the optioned common stock. Warrants can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants do not necessarily move in tandem with the prices of the underlying securities and therefore are highly volatile and speculative investments. If a warrant held by a Fund is not exercised by the date of its expiration, the Fund would lose the entire purchase price of the warrant.
When-Issued, Forward Commitments and Delayed Settlements
A Fund may purchase and sell securities on a when-issued, forward commitment or delayed settlement basis; that is, delivery, of and payment for, the securities take place after the date of the commitment to purchase, normally within 35 days. The payment obligation and the interest rate that will be received on the securities are each fixed at the time the buyer enters into the commitment. A Fund may sell these securities before the settlement date if it is deemed advisable.
A Fund does not intend to engage in these transactions for speculative purposes but only in furtherance of its investment objectives. Because the Fund will segregate liquid assets to satisfy its purchase commitments in the manner described, the Fund’s liquidity and the ability of the Adviser to manage them may be affected in the event the Fund’s forward commitments, commitments to purchase when-issued securities and delayed settlements ever exceeded 15% of the value of its net assets.
A Fund will purchase securities on a when-issued, forward commitment or delayed settlement basis only with the intention of completing the transaction. If deemed advisable as a matter of investment strategy, however, the Fund may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. In these cases, the Fund may realize a taxable capital gain or loss. When a Fund engages in when-issued, forward commitment and delayed settlement transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in the Fund incurring a loss or missing an opportunity to obtain a price credited to be advantageous.
The market value of the securities underlying a when-issued purchase, forward commitment to purchase securities, or a delayed settlement and any subsequent fluctuations in their market value is taken into account when determining the market value of the Fund starting on the day the Fund agrees to purchase the securities. A Fund does not earn interest on the securities it has committed to purchase until it has paid for and delivered on the settlement date.
INVESTMENTS IN THE FUNDS BY OTHER REGISTERED INVESTMENT COMPANIES
Section 12(d)(1) of the 1940 Act restricts investments by registered investment companies in the securities of other investment companies, including shares of a Fund. Other registered investment companies (typically structured as a “fund of funds”) are not permitted to invest in a Fund beyond the limits set forth in Section 12(d)(1) except as permitted by any rules and regulations adopted under applicable law, including that such investment companies enter into an agreement with the Trust on behalf of the Fund.
DETERMINING NET ASSET VALUE (“NAV”) AND VALUING PORTFOLIO SECURITIES
Each Fund’s NAV is determined, and the shares of each Fund are priced normally as of the valuation time(s) indicated in the Prospectus on each Business Day. A “Business Day” is a day on which the NYSE is open. The NYSE generally is closed in observance of the following holidays: New Year’s Day, Dr. Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth, Independence Day, Labor Day, Thanksgiving, and Christmas Day. In addition to closing in observance of the same holidays as the NYSE, the Federal Reserve Bank of Cleveland is also closed on Columbus Day and Veterans Day.
In the event of an emergency or other disruption in trading on the NYSE, a Fund’s share price normally will be determined based upon the close of the NYSE.
The Funds generally value their investments based upon their last reported sale prices, market quotations, or estimates of value provided by an independent pricing service as of the time as of which the Fund’s share price is calculated. The Board has designated the Adviser as the “valuation designee” in accordance with Rule 2a-5 under the 1940 Act.
Investment Company Securities
Shares of another open-end investment company (mutual fund) held by a Fund are valued at the latest closing NAV of such mutual fund. Shares of any ETFs held by a Fund are valued in the manner described below under “Equity Securities.”
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Fixed Income Securities
Fixed income securities held by a Fund are valued on the basis of security valuations provided by an independent pricing service, approved by the Board, that determines value by using, among other things, information with respect to transactions of a security, quotations from dealers, market transactions in comparable securities and various relationships between securities. Specific investment securities that are not priced by the approved pricing service will be valued according to quotations obtained from dealers who are market makers in those securities. Investment securities with less than 60 days to maturity when purchased are valued at amortized cost that approximates market value. Investment securities not having readily available market quotations will be priced at fair value using a methodology approved in good faith by the Board or its designee in accordance with applicable Rules under the 1940 Act subject to Board oversight.
Convertible Fixed Income Securities
Convertible fixed income securities are valued in the same manner as any fixed income security. Non-convertible fixed income securities are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices and may reflect appropriate factors such as institution-sized trading in similar groups of securities, developments related to special securities, yield, quality, coupon rate, maturity, type of issue, individual trading characteristics, and other market data. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers in a manner specially authorized by the Board or its designee in accordance with applicable Rules under the 1940 Act, subject to Board oversight. Short-term obligations having 60 days or less to maturity are valued on the basis of amortized cost, except for convertible fixed income securities.
Equity Securities
Each equity security (including ETFs) held by a Fund is valued at the closing price on the exchange where the security is principally traded. Each security traded in the over-the-counter market (but not including securities the trading activity of which is reported on Nasdaq’s Automated Confirmation Transaction (“ACT”) System) is valued at the bid based upon quotes furnished by market makers for such securities. Each security the trading activity of which is reported on Nasdaq’s ACT System is valued at the Nasdaq Official Closing Price.
Futures and Options Contracts
For purposes of determining NAV, futures and options contracts generally will be valued 15 minutes after the close of trading of the NYSE.
Funds that Invest a Significant Amount of their Assets in Foreign Securities
Time zone arbitrage. Funds that invest a significant amount of their assets in foreign securities, may be exposed to attempts by investors to engage in “time-zone arbitrage.” Using this technique, investors seek to take advantage of differences in the values of foreign securities that might result from events that occur after the close of the foreign securities market on which a security is traded and before the close of the NYSE that day, when the Funds calculate their NAV.
If successful, time zone arbitrage might dilute the interests of other shareholders. These Funds use “fair value pricing” under certain circumstances, to adjust the closing market prices of foreign securities to reflect what the Board or its designee in accordance with applicable Rules under the 1940 Act subject to Board oversight considers to be their fair value. Fair value pricing may also help to deter time zone arbitrage.
Fair Value Pricing
If market quotations are not readily available, or (in the Adviser’s judgment) do not accurately reflect the fair value of a security, or if after the close of the principal market on which a security held by a Fund is traded and before the time as of which the Funds’ net asset value is calculated that day, an event occurs that the Adviser learns of and believes in the exercise of its judgment will cause a material change in the value of that security from the closing price of the security on the principal market on which it is traded, that security may be valued by another method that the Board or its designee in accordance with applicable Rules under the 1940 Act subject to Board oversight believes would more accurately reflect the security’s fair value.
The Funds’ use of fair value pricing procedures involves subjective judgments and it is possible that the fair value determined for a security may be materially different from the value that could be realized upon the sale of that security. Accordingly, there can be no assurance that a Fund will obtain the fair value assigned to a security if it were to sell the security at approximately the same time at which the Fund determines its NAV per share.
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Other Valuation Information
Under the 1940 Act, the Funds are required to act in good faith in determining the fair value of portfolio securities. The SEC has recognized that a security’s valuation may differ depending on the method used for determining value. The fair value ascertained for a security is an estimate and there is no assurance, given the limited information available at the time of fair valuation, that a security’s fair value will be the same as or close to the subsequent opening market price for that security.
The Board has adopted valuation procedures for the Funds and has delegated the day-to-day responsibility for fair valuation determinations to the Adviser and the Adviser’s Pricing Committee. Those determinations may include consideration of recent transactions in comparable securities, information relating to a specific security, developments in and performance of foreign securities markets, current valuations of foreign or U.S. indices, and adjustment co-efficients based on fair value models developed by independent service providers. The Adviser may, for example, adjust the value of portfolio securities based on fair value models supplied by the service provider when the Adviser believes that the adjustments better reflect actual prices as of the close of the NYSE.
Generally, trading in foreign securities, corporate bonds, U.S. government securities and money market instruments is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the NAV of each Fund’s shares generally are determined at such times. Foreign currency exchange rates are also generally determined prior the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which such values are determined and the close of the NYSE. If events affecting the value of securities occur during such a period, and a Fund’s NAV is materially affected by such changes in the value of the securities, then these securities will be valued at their fair value as determined in good faith by the Adviser in accordance with applicable law. Other securities and assets for which market quotations are not readily available or for which valuation cannot be provided are valued as determined in good faith of the Adviser in accordance with applicable law.
When the NYSE is closed, or when trading is restricted for any reason other than its customary weekend or holiday closings, or under emergency circumstances as determined by the SEC to warrant such action, the Funds may not be able to accept purchase or redemption requests. A Fund’s NAV may be affected to the extent that its securities are traded on days that are not Business Days. Each Fund reserves the right to reject any purchase order in whole or in part.
PURCHASE AND REDEMPTION OF SHARES
Creation Units
Each Fund issues and redeems Shares in Creation Units on a continuous basis through the Distributor (as defined below), without a sales load, at the NAV next determined after receipt of an order in proper form on any Business Day. A “Business Day” is any day on which the NYSE is open for business.
Currently, a Creation Unit is an aggregation of 50,000 shares and Creation Units of 25,000 shares in the case of the Next 50 Fund and Creation Units of 10,000 shares in the case of the U.S. Sector Fund. In its discretion, the Trust reserves the right to increase or decrease the number of the Fund’s shares that constitute a Creation Unit. The Board reserves the right to declare a split or a consolidation in the number of shares outstanding of the Fund, and to make changes in the number of shares constituting a Creation Unit, including in the event that the per share price in the secondary market rises (or declines) to an amount that falls outside the range deemed desirable by the Board.
Authorized Participants
To purchase or redeem any Creation Units, you must be, or transact through, an Authorized Participant. In order to be an Authorized Participant, you must be either a broker-dealer or other participant (“Participating Party”) in the Continuous Net Settlement System (“Clearing Process”) of the National Securities Clearing Corporation (“NSCC”) or a participant in DTC with access to the DTC system (“DTC Participant”), and you must execute an agreement (“Participant Agreement”) with the Distributor that governs transactions in each Fund’s Creation Units.
Investors who are not Authorized Participants but want to transact in Creation Units may contact the Distributor for the names of Authorized Participants. An Authorized Participant may require investors to enter into a separate agreement to transact through it for Creation Units and may require orders for purchases of shares placed with it to be in a particular form. Investors transacting through a broker that is not itself an Authorized Participant and, therefore, must still transact through an Authorized Participant, may incur additional charges. There are expected to be a limited number of Authorized Participants at any one time.
Investors who are not Authorized Participants may purchase and sell shares of the Fund through an Authorized Participant or on the secondary market.
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Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the Distributor. Market disruptions and telephone or other communication failures may impede the transmission of orders.
Transaction Fees
A fixed fee payable to the Custodian (as defined below) is imposed on each creation and redemption transaction regardless of the number of Creation Units involved in the transaction (“Fixed Fee”). Purchases and redemptions of Creation Units for cash or involving cash-in-lieu (as defined below) are required to pay an additional variable charge to compensate each Fund and its ongoing shareholders for brokerage and market impact expenses relating to Creation Unit transactions (“Variable Charge,” and together with the Fixed Fee, the “Transaction Fees”). With the approval of the Board, the Adviser may waive or adjust the Transaction Fees, including the Fixed Fee and/or Variable Charge (shown in the table below), from time to time. In such cases, the Authorized Participant will reimburse each Fund for, among other things, any difference between the market value at which the securities and/or financial instruments were purchased by each Fund and the cash-in-lieu amount, applicable registration fees, brokerage commissions and certain taxes and other costs and expenses related to the execution of trades resulting from such transaction (up to the maximum amount shown below). In addition, purchasers of Creation Units are responsible for the costs of transferring the Deposit Securities to the account of each Fund (as defined below). Investors who use the services of a broker, or other such intermediary, may be charged a fee for such services.
The following table sets forth each Fund’s standard Transaction Fees and maximum additional charge (as described above):

	Fee for In-Kind and Cash Purchases and Redemptions	Maximum Additional Variable Charge for Cash Purchases and Redemptions*
VictoryShares US 500 Volatility Wtd ETF	$750	2.00%
VictoryShares US Small Cap Volatility Wtd ETF	$750	2.00%
VictoryShares International Volatility Wtd ETF	$6,000	2.00%
VictoryShares US Large Cap High Div Volatility Wtd ETF	$250	2.00%
VictoryShares US Small Cap High Div Volatility Wtd ETF	$250	2.00%
VictoryShares International High Div Volatility Wtd ETF	$1,500	2.00%
VictoryShares Dividend Accelerator ETF	$250	2.00%
VictoryShares US Multi-Factor Minimum Volatility ETF	$250	2.00%
VictoryShares US 500 Enhanced Volatility Wtd ETF	$750	2.00%
VictoryShares US EQ Income Enhanced Volatility Wtd ETF	$250	2.00%
VictoryShares US Discovery Enhanced Volatility Wtd ETF	$750	2.00%
VictoryShares Developed Enhanced Volatility Wtd ETF	$4,500	2.00%
VictoryShares Nasdaq Next 50 ETF	$250	2.00%
VictoryShares WestEnd U.S. Sector ETF	$100	2.00%
*
As a percentage of the amount invested.
The Clearing Process
Transactions by an Authorized Participant that is a Participating Party using the NSCC system are referred to as transactions “through the Clearing Process.” Transactions by an Authorized Participant that is a DTC Participant using the DTC system are referred to as transactions “outside the Clearing Process.” The Clearing Process is an enhanced clearing process that is available only for certain securities and only to DTC participants that are also participants in the Continuous Net Settlement System of the NSCC. In-kind (portions of) purchase orders not subject to the Clearing Process will go through a manual clearing process run by DTC. Portfolio Deposits that include government securities must be delivered through the Federal Reserve Bank wire transfer system (“Federal Reserve System”). Fund Deposits that include cash may be delivered through the Clearing Process or the Federal Reserve System. In-kind deposits of securities for orders outside the Clearing Process must be delivered through the Federal Reserve System (for government securities) or through DTC (for corporate securities).
Foreign Securities
Because the portfolio securities of each Fund may trade on days that the Exchange is closed or are otherwise not Business Days for each Fund, shareholders may not be able to redeem their shares of each Fund, or to purchase or sell shares of each Fund on the Exchange, on days when the NAV of each Fund could be significantly affected by events in the relevant foreign markets.
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Purchasing Creation Units
Portfolio Deposits
The consideration for a Creation Unit generally consists of the in-kind deposit of designated securities (“Deposit Securities”) and an amount of cash in U.S. dollars (“Cash Component”). Together, the Deposit Securities and the Cash Component constitute the “Portfolio Deposit.” The Cash Component serves the function of compensating for any differences between the net asset value per Creation Unit and the Deposit Securities. Thus, the Cash Component is equal to the difference between (x) the net asset value per Creation Unit of each Fund and (y) the market value of the Deposit Securities. If (x) is more than (y), the Authorized Participant will pay the Cash Component to each Fund. If (x) is less than (y), the Authorized Participant will receive the Cash Component from each Fund.
On each Business Day, prior to the opening of business on the Exchange (currently 9:30 a.m., Eastern Time), the Adviser through the Custodian makes available through NSCC the name and amount of each Deposit Security in the current Portfolio Deposit (based on information at the end of the previous Business Day) for each Fund and the (estimated) Cash Component, effective through and including the previous Business Day, per Creation Unit. The Deposit Securities announced are applicable, subject to any adjustments as described below, to purchases of Creation Units until the next announcement of Deposit Securities.
The Deposit Securities may change, for example, as rebalancing adjustments and corporate action events of the Index are reflected from time to time by the Adviser in each Fund’s portfolio. The Deposit Securities may also change in response to the rebalancing and/or reconstitution of the Index.These adjustments will reflect changes known to the Adviser on the date of announcement to be in effect by the time of delivery of the Portfolio Deposit.
Payment of any stamp duty or the like shall be the sole responsibility of the Authorized Participant purchasing a Creation Unit. The Authorized Participant must ensure that all Deposit Securities properly denote change in beneficial ownership.
Custom Orders and Cash-in-lieu
Each Fund may, in its sole discretion, permit or require the substitution of an amount of cash (“cash-in-lieu”) to be added to the Cash Component to replace any Deposit Security. Each Fund may permit or require cash-in-lieu when, for example, a Deposit Security may not be available in sufficient quantity for delivery or may not be eligible for transfer through the systems of DTC or the Clearing Process. Similarly, each Fund may permit or require cash in lieu of Deposit Securities when, for example, the Authorized Participant or its underlying investor is restricted under U.S. or local securities laws or policies from transacting in one or more Deposit Securities. Each Fund will comply with the federal securities laws in accepting Deposit Securities including that the Deposit Securities are sold in transactions that would be exempt from registration under the 1933 Act. All orders involving cash-in-lieu are considered to be “Custom Orders.”
Purchase Orders
To order a Creation Unit, an Authorized Participant must submit an irrevocable purchase order to the Distributor.
Timing of Submission of Purchase Orders — Non-International Funds
All orders to purchase shares directly from any Fund (other than an International Fund) directly from a Fund must be placed for one or more Creation Units and in the manner and by 4:00 p.m. Eastern time or such earlier time that the Exchange or bond market closes (the “Cut-off Time”) in order to receive the NAV calculated on the Transmittal Date. The “Transmittal Date” is the date on which such an order to purchase Creation Units (or an order to redeem Creation Units, as set forth below).
Timing of Submission of Purchase Orders — International Funds
All orders to purchase shares directly from an International Fund on the next Business Day must be submitted as a “Future Dated Trade” for one or more Creation Units between 4:00 p.m. Eastern time and 5:00 p.m. Eastern time on the prior Business Day in order to receive the NAV calculated on the Transmittal Date. For purposes of the International Funds, the “Transmittal Date” is the Business Day following the day on which such an order is submitted to purchase Creation Units (or an order to redeem Creation Units, as set forth below).
Intermediary Deadlines
Persons placing or effectuating custom orders and/or orders involving cash should be mindful of time deadlines imposed by intermediaries, such as DTC and/or the Federal Reserve Bank wire system, which may impact the successful processing of such orders to ensure that cash and securities are transferred by the “Settlement Date,” which is generally the Business Day immediately following the Transmittal Date (“T+1”) for cash and the second Business Day following the Transmittal Date for domestic securities (“T+2”).
Orders Using the Clearing Process
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If available, (portions of) orders may be settled through the Clearing Process. In connection with such orders, the Distributor or its agent transmits, on behalf of the Authorized Participant, such trade instructions as are necessary to effect the creation order. Pursuant to such trade instructions, the Authorized Participant agrees to deliver the requisite Portfolio Deposit to each Fund, together with such additional information as may be required by the Distributor. Cash Components will be delivered using either the Clearing Process or the Federal Reserve System.
Orders Outside the Clearing Process
If the Clearing Process is not available for (portions of) an order, Portfolio Deposits will be made outside the Clearing Process. Orders outside the Clearing Process must state that the DTC Participant is not using the Clearing Process and that the creation of Creation Units will be effected through DTC. The Portfolio Deposit transfer must be ordered by the DTC Participant on the Transmittal Date in a timely fashion so as to ensure the delivery of Deposit Securities (whether standard or custom) through DTC to each Fund account by 11:00 a.m., Eastern time, on T+1. The Cash Component, along with any cash-in-lieu and Transaction Fee, must be transferred directly to the Custodian through the Federal Reserve System in a timely manner so as to be received by the Custodian no later than 12:00 p.m., Eastern Time, on T+1. If the Custodian does not receive both the Deposit Securities and the cash by the appointed time, the order may be canceled. A canceled order may be resubmitted the following Business Day but must conform to that Business Day’s Portfolio Deposit. Authorized Participants that submit a canceled order will be liable to each Fund for any losses incurred by each Fund in connection therewith.
Orders involving foreign Deposit Securities are expected to be settled outside the Clearing Process. Thus, upon receipt of an irrevocable purchase order, the Distributor will notify the Adviser and the Custodian of such order. The Custodian, who will have caused the appropriate local sub-custodian(s) of each Fund to maintain an account into which an Authorized Participant may deliver Deposit Securities (or cash -in-lieu), with adjustments determined by each Fund, will then provide information of the order to such local sub-custodian(s). The ordering Authorized Participant will then deliver the Deposit Securities (and any cash-in-lieu) to each Fund’s account at the applicable local sub-custodian. The Authorized Participant must also make available on or before the contractual settlement date, by means satisfactory to each Fund, immediately available or same day funds in U.S. dollars estimated by each Fund to be sufficient to pay the Cash Component and Transaction Fee. When a relevant local market is closed due to local market holidays, the local market settlement process will not commence until the end of the local holiday period. Settlement must occur by 2:00 p.m., Eastern Time, on the contractual settlement date.
Acceptance of Purchase Order
All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility, and acceptance for deposit of any securities to be delivered shall be determined by each Fund. Each Fund’s determination shall be final and binding.
Each Fund reserves the right to reject or revoke acceptance of a purchase order transmitted to it by the Distributor, provided that such action does not result in a suspension of sales of Creation Units in contravention of Rule 6c-11 under the 1940 Act and the SEC's positions thereunder. For example, a Fund may reject or revoke acceptance of a creation order including, but not limited to, when (a) the order is not in proper form; (b) the investor(s), upon obtaining the shares ordered, would own 80% or more of the currently outstanding shares of each Fund; (c) the Deposit Securities delivered do not conform to the Deposit Securities for the applicable date; (d) the acceptance of the Portfolio Deposit would, in the opinion of counsel, be unlawful; or (e) in the event that circumstances outside the control of the Trust, the Distributor and the Adviser make it for all practical purposes impossible to process purchase orders. Examples of such circumstances include acts of God; public service or utility problems resulting in telephone, telecopy, or computer failures; fires, floods, or extreme weather conditions; market conditions or activities causing trading halts; systems failures involving computer or other informational systems affecting the Trust, the Distributor, DTC, NSCC, the Adviser, each Fund’s Custodian, a sub-custodian, or any other participant in the creation process; and similar extraordinary events. The Distributor shall notify an Authorized Participant of its rejection of the order. Each Fund, the Custodian, any sub-custodian, and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Portfolio Deposits, and they shall not incur any liability for the failure to give any such notification.
Issuance of a Creation Unit
Once a Fund has accepted an order, upon next determination of the Fund’s NAV, the Fund will confirm the issuance of a Creation Unit against receipt of payment, at such NAV. The Distributor will transmit a confirmation of acceptance to the Authorized Participant that placed the order.
Except as provided below, a Creation Unit will not be issued until a Fund obtains good title to the Deposit Securities, along with any cash-in-lieu and Transaction Fee. The delivery of Creation Units generally will occur no later than T+2.
In certain cases, Authorized Participants will create and redeem Creation Units on the same trade date. In these instances, the Trust reserves the right to settle these transactions on a net basis.
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With respect to orders involving foreign Deposit Securities, when a local sub-custodian has confirmed to the Custodian that the Deposit Securities (or cash-in-lieu) have been delivered to a Fund’s account with the sub-custodian, the Fund will issue and deliver the Creation Unit. As stated above, Creation Units are generally delivered on T+2. However, a Fund may settle Creation Unit transactions on a basis other than T+2 in order to accommodate foreign market holiday schedules, to account for different treatment among foreign and U.S. markets of dividend record dates and ex-dividend dates (that is the last day the holder of a security can sell the security and still receive dividends payable on the security), and in certain other circumstances.
A Fund may issue a Creation Unit prior to receiving good title to the Deposit Securities under the following circumstances if, pursuant to the applicable Participant Agreement, the relevant Authorized Participant provides an undertaking to deliver the missing Deposit Securities as soon as possible, which undertaking is secured by such Authorized Participant’s delivery of cash in U.S. Dollars to the Custodian having a value equal to at least 105% of the value of the missing Deposit Securities (“Collateral”) as adjusted by time to time by the Adviser. The Collateral will have a value greater than the NAV of the Creation Unit on the date the order is placed and must be delivered no later than 2:00 p.m., Eastern Time, on T+1. The value of the missing Deposit Securities is marked to market daily and the amount of Collateral is adjusted to make sure the Collateral value is at least 105% of the marked value. At any time, a Fund may use the Collateral to purchase the missing Deposit Securities, and the Authorized Participant will be liable to the Fund for any costs incurred thereby or losses resulting therefrom, whether or not they exceed the amount of the Collateral, including any Transaction Fee, any amount by which the purchase price of the missing Deposit Securities exceeds the market value of such securities on the Transmittal Date, brokerage, and other transaction costs. The Trust will return any unused Collateral once all of the missing Deposit Securities have been received by a Fund. More information regarding a Fund’s current procedures for collateralization is available from the Funds.
Cash Purchase Method
When cash purchases of Creation Units are available or specified for a Fund, they will be effected in essentially the same manner as in-kind purchases. In the case of a cash purchase, the investor must pay the cash equivalent of the Portfolio Deposit. In addition, cash purchases will be subject to Transaction Fees, as described above.
The Funds reserve the right to offer purchases of Creation Units solely in cash if, on a given Business Day, a Fund announces before the open of trading that all purchases on that day will be made entirely in cash. A Fund may also, on a given Business Day, require all Authorized Participants purchasing Creation Units on that day to deposit cash in lieu of some or all of the Deposit Securities because: (i) such securities are not eligible for transfer either through the NSCC or DTC or (ii) in the case of Foreign Funds holding non-U.S. investments, such securities are not eligible for trading due to local trading restrictions, local restrictions on securities transfers or other similar circumstances.
A Fund also may permit an Authorized Participant to deposit cash in lieu of some or all of the Deposit Securities because: (i) such securities are not available in sufficient quantity or (ii) such securities are not eligible for trading by an Authorized Participant or the investor on whose behalf the Authorized Participant is acting.
Redeeming a Creation Unit
Shares of a Fund may be redeemed only in Creation Units at their NAV next determined after receipt of a redemption request made in proper form by the Distributor on any Business Day. A Fund will not redeem shares in amounts less than Creation Units.
Redemption Basket
The consideration received in connection with the redemption of a Creation Unit generally consists of an in-kind basket of designated securities (“Redemption Securities”) and an amount of cash in U.S. dollars (“Cash Component”). Together, the Redemption Securities and the Cash Component constitute the “Redemption Basket.”
There can be no assurance that there will be sufficient liquidity in shares in the secondary market to permit assembly of a Creation Unit. In addition, investors may incur brokerage and other costs in connection with assembling a Creation Unit.
The Cash Component serves the function of compensating for any differences between the net asset value per Creation Unit and the Redemption Securities. Thus, the Cash Component is equal to the difference between (x) the net asset value per Creation Unit of the Fund and (y) the market value of the Redemption Securities. If (x) is more than (y), the Authorized Participant will receive the Cash Component from the Fund. If (x) is less than (y), the Authorized Participant will pay the Cash Component to the Fund.
If the Redemption Securities on a Business Day are different from the Deposit Securities, prior to the opening of business on the Exchange (currently 9:30 a.m., Eastern Time), the Adviser through the Custodian makes available through NSCC the name and amount of each Redemption Security in the current Redemption Basket (based on information at the end of the previous Business Day) for a Fund and the (estimated) Cash Component, effective through and including the previous Business Day, per Creation Unit. If the
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Redemption Securities on a Business Day are different from the Deposit Securities, all redemption requests that day will be processed outside the Clearing Process.
The Redemption Securities may change as rebalancing adjustments and corporate action events are reflected from time to time by the Adviser in the Fund’s portfolio. These adjustments will reflect changes known to the Adviser on the date of announcement to be in effect by the time of delivery of the Redemption Basket.
The right of redemption may be suspended or the date of payment postponed: (i) for any period during which the NYSE is closed (other than customary weekend and holiday closings); (ii) for any period during which trading on the NYSE is suspended or restricted; (iii) for any period during which an emergency exists as a result of which disposal of the shares or determination of the ETF’s NAV is not reasonably practicable; or (iv) in such other circumstances as permitted by the SEC, including as described below.
Custom Redemptions and Cash-in-lieu
A Fund may, in its sole discretion, permit or require the substitution of an amount of cash (“cash-in-lieu”) to be added to the Cash Component to replace any Redemption Security. The Fund may permit or require cash-in-lieu when, for example, a Redemption Security may not be available in sufficient quantity for delivery or may not be eligible for transfer through the systems of DTC or the Clearing Process. Similarly, a Fund may permit or require cash-in-lieu of Redemption Securities when, for example, the Authorized Participant or its underlying investor is restricted under U.S. or local securities law or policies from transacting in one or more Redemption Securities. Each Fund will comply with the federal securities laws in satisfying redemptions with Redemption Securities, including that the Redemption Securities are sold in transactions that would be exempt from registration under the 1933 Act. All redemption requests involving cash-in-lieu are considered to be “Custom Redemptions.”
Redemption Requests
To redeem a Creation Unit, an Authorized Participant must submit an irrevocable redemption request to the Distributor. An Authorized Participant will represent to the Fund that it will not attempt to place a redemption order for the purpose of redeeming any Creation Units, unless it first ascertains or has reasonable grounds to believe that as of the time of the settlement date: (i) it, or its customer, as the case may be, will own outright (or have full legal authority and legal beneficial right to tender) the requisite number of Fund shares for redemption, and (ii) all of the shares that are in the Creation Unit to be redeemed have not been loaned or pledged to another party and are not the subject of a repurchase agreement, securities lending agreement or such other arrangement that would preclude the delivery of such shares to a Fund on the settlement date. Each Fund reserves the absolute right, in its sole discretion, to verify these representations, but will typically require verification in connection with higher levels of redemption activity and /or short interest in a Fund. If the Authorized Participant, upon receipt of a verification request, does not provide sufficient verification of the requested representations, the redemption request will not be considered to be in proper form and may be rejected by a Fund.
Timing of Submission of Redemption Requests – Non-International Funds
All orders to redeem shares directly from any Fund (other than an International Fund) directly from a Fund must be placed for one or more Creation Units by the Cut-off Time in order to receive the NAV calculated on the Transmittal Date.
Timing of Submission of Redemption Requests – International Funds
All orders to redeem shares directly from an International Fund that invests a significant amount of its assets in foreign securities directly from the Funds on the next Business Day must be submitted as a “Future Dated Trade” for one or more Creation Units between 4:30 p.m. Eastern time and 5:30 p.m. Eastern time on the prior Business Day in order to receive the NAV calculated on the Transmittal Date. The Transmittal Date is the Business Day following the day on which such an order is submitted to redeem Creation Units.
Intermediary Deadlines
A redemption request is deemed received if (i) such order is received by the Distributor by the Cut-off Time on such day and (ii) all other procedures set forth in the Participant Agreement are properly followed. Persons placing or effectuating Custom Redemptions and/or orders involving cash should be mindful of time deadlines imposed by intermediaries, such as DTC and/or the Federal Reserve System, which may impact the successful processing of such orders to ensure that cash and securities are transferred by the Settlement Date, as defined above.
Requests Using the Clearing Process
If available, (portions of) redemption requests may be settled through the Clearing Process. In connection with such orders, the Distributor transmits on behalf of the Authorized Participant, such trade instructions as are necessary to effect the redemption. Pursuant to such trade instructions, the Authorized Participant agrees to deliver the requisite Creation Unit(s) to a Fund, together with such
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additional information as may be required by the Distributor. Cash Components will be delivered using either the Clearing Process or the Federal Reserve System, as described above.
Requests Outside the Clearing Process
If the Clearing Process is not available for (portions of) an order, Redemption Baskets will be delivered outside the Clearing Process. Orders outside the Clearing Process must state that the DTC Participant is not using the Clearing Process and that the redemption will be effected through DTC. The Authorized Participant must transfer or cause to be transferred the Creation Unit(s) of shares being redeemed through the book-entry system of DTC so as to be delivered through DTC to the Custodian by 10:00 a.m., Eastern Time, on received T+1. In addition, the Cash Component must be received by the Custodian by 12:00 p.m., Eastern Time, on T+1. If the Custodian does not receive the Creation Unit(s) and Cash Component by the appointed times on T+1, the redemption will be rejected, except in the circumstances described below. A rejected redemption request may be resubmitted the following Business Day.
Orders involving foreign Redemption Securities are expected to be settled outside the Clearing Process. Thus, upon receipt of an irrevocable redemption request, the Distributor will notify the Adviser and the Custodian. The Custodian will then provide information of the redemption to the Fund’s local sub-custodian(s). The redeeming Authorized Participant, or the investor on whose behalf is acting, will have established appropriate arrangements with a broker-dealer, bank or other custody provider in each jurisdiction in which the Redemption Securities are customarily traded and to which such Redemption Securities (and any cash-in-lieu) can be delivered from the Fund’s accounts at the applicable local sub-custodian(s).
Acceptance of Redemption Requests
All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility, and acceptance for deposit of any securities to be delivered shall be determined by the Trust. The Trust’s determination shall be final and binding.
The Funds reserve the right to reject a redemption order if the order is not in proper form. In addition, the right of redemption may be suspended or the date of payment postponed with respect to the Fund (i) for any period during which the NYSE is closed (other than customary weekend and holiday closings), (ii) for any period during which trading on the NYSE is suspended or restricted, (iii) for any period during which an emergency exists as a result of which disposal of the shares of a Fund's portfolio securities or determination of its NAV is not reasonably practicable; or (iv) in such other circumstance as is permitted by the SEC. The Funds or Distributor will notify the Authorized Participant of such rejection, but the Funds, Custodian, sub-custodian, and Distributor shall not be liable for any failure to give such notification.
Delivery of Redemption Basket
Once a Fund has accepted a redemption request, upon next determination of the Fund’s NAV, the Fund will confirm the issuance of a Redemption Basket, against receipt of the Creation Unit(s) at such NAV, any cash-in-lieu and Transaction Fee. A Creation Unit tendered for redemption and the payment of the Cash Component, any cash-in-lieu and Transaction Fee will be effected through DTC. The Authorized Participant, or the investor on whose behalf it is acting, will be recorded on the book-entry system of DTC.
The Redemption Basket generally will be delivered to the redeeming Authorized Participant within T+2. Except under the circumstances described below; however, a Redemption Basket generally will not be issued until the Creation Unit(s) are delivered to a Fund, along with the Cash Component, any cash-in-lieu and Transaction Fee.
In certain cases, Authorized Participants will create and redeem Creation Units on the same trade date. In these instances, the Trust reserves the right to settle these transactions on a net basis.
With respect to orders involving foreign Redemption Securities, a Fund may settle Creation Unit transactions on a basis other than T+2 in order to accommodate foreign market holiday schedules, to account for different treatment among foreign and U.S. markets of dividend record dates and ex-dividend dates (that is the last day the holder of a security can sell the security and still receive dividends payable on the security), and in certain other circumstances. When a relevant local market is closed due to local market holidays, the local market settlement process will not commence until the end of the local holiday period.
Cash Redemption Method. The Funds reserve the right to redeem Creation Units solely in cash if, on a given Business Day, a Fund announces before the open of trading that all redemptions on that day will be made entirely in cash. A Fund also may, on a given Business Day, require all Authorized Participants redeeming Creation Units on that day to receive cash in lieu of some or all of the Deposit Securities because: (i) such securities are not eligible for transfer either through the NSCC or DTC or (ii) in the case of International Funds holding non-U.S. investments, such securities are not eligible for trading due to local trading restrictions, local restrictions on securities transfers or other similar circumstances. The Funds also may permit an Authorized Participant to receive cash in lieu of some or all of the Deposit Securities because: (i) such securities are not available in sufficient quantity, (ii) such securities are not eligible for trading by an Authorized Participant or the investor on whose behalf the Authorized Participant is acting, or (iii) a holder of shares of a Fund holding non-U.S. investments would be subject to unfavorable income tax treatment if the holder receives
41

redemption proceeds in kind. When cash redemptions of Creation Units are available or specified for a Fund, they will be effected in essentially the same manner as in-kind redemptions. In the case of a cash redemption, the investor will receive the cash equivalent of the Redemption Basket minus any Transaction Fees, as described above.
MANAGEMENT OF THE TRUST
Board Leadership Structure
The Trust is governed by the Board, which is comprised of nine Trustees, eight of whom are not “interested persons” of the Trust within the meaning of that term under the 1940 Act (the “Independent Trustees”). The Chair of the Board is an Independent Trustee, who functions as the lead Trustee. The Chair serves as liaison between the Board and its Committees, the Adviser and other service providers. The Chair is actively involved in setting the Board meeting agenda, and participates on certain Board Committees.
Board Role in Risk Oversight
In considering risks related to the Funds, the Board consults and receives reports from officers of the Funds and personnel of the Adviser, who are charged with the day-to-day risk oversight function. Matters regularly reported to the Board or a designated committee include certain risks involving, among other things, the Funds’ investment portfolios, trading practices, operational matters, financial and accounting controls, and legal and regulatory compliance. The Board has delegated to each of the Compliance Committee and Audit and Risk Oversight Committee certain responsibilities for reviewing reports relating to compliance and enterprise risk, including operational risk, liquidity, and personnel. The Board relies on the Investment Committee to review reports relating to investment risks, that is, risks to the Funds resulting from pursuing the Funds’ investment strategies (e.g., credit risk and market risk).
Trustees, Advisory Trustee, and Officers
The following tables list the Trustees, the Advisory Trustee, and Officers, their dates of birth, position with the Trust, length of time served, principal occupations during the past five years and, where applicable, any directorships of other investment companies or companies whose securities are registered under the Securities Exchange Act of 1934, as amended (“1934 Act”), or who file reports under the 1934 Act. There is no defined term of office and each Trustee and Advisory Trustee serves until the earlier of his or her resignation, retirement, removal, death, or the election of a qualified successor. Each Trustee’s, Advisory Trustee’s, and Officer’s address is c/o Victory Funds, 4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio 44144.
Independent Trustees
Name and Date of Birth	Position Held with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During the Past 5 Years
David Brooks Adcock, Born October 1951	Trustee	May 2015	Consultant (since 2006)	69 portfolios comprised of 26 portfolios in the Trust, 37 portfolios in Victory Portfolios, and 6 portfolios in Victory Variable Insurance Funds	None
42

Name and Date of Birth	Position Held with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During the Past 5 Years
Nigel D.T. Andrews, Born April 1947	Trustee	May 2015	Retired	69 portfolios comprised of 26 portfolios in the Trust, 37 portfolios in Victory Portfolios, and 6 portfolios in Victory Variable Insurance Funds
Director,
Carlyle Secured
Lending, Inc.
(formerly TCG
BDC I, Inc.)
(since 2012);
Director,
Carlyle Credit
Solutions, Inc.
(formerly TCG
BDC II, Inc.)
(since 2017);
Trustee, Carlyle
Secured
Lending III
(since 2021)

E. Lee Beard*, Born August 1951	Trustee	May 2015	Retired	69 portfolios comprised of 26 portfolios in the Trust, 37 portfolios in Victory Portfolios, and 6 portfolios in Victory Variable Insurance Funds	None
Dennis M. Bushe, Born January 1944	Trustee	July 2016	Retired	69 portfolios comprised of 26 portfolios in the Trust, 37 portfolios in Victory Portfolios, and 6 portfolios in Victory Variable Insurance Funds	None
John L. Kelly, Born April 1953	Chair and Trustee	May 2015	Managing Partner, Active Capital Partners LLC, a strategic consultant (since October 2017)	69 portfolios comprised of 26 portfolios in the Trust, 37 portfolios in Victory Portfolios, and 6 portfolios in Victory Variable Insurance Funds	Director, Caledonia Mining Corporation (since May 2012)
David L. Meyer, Born April 1957	Trustee	May 2015	Retired	69 portfolios comprised of 26 portfolios in the Trust, 37 portfolios in Victory Portfolios, and 6 portfolios in Victory Variable Insurance Funds	None
Gloria S. Nelund, Born May 1961	Trustee	July 2016	Chair, CEO, and Co-Founder of TriLinc Global, LLC, an investment firm	69 portfolios comprised of 26 portfolios in the Trust, 37 portfolios in Victory Portfolios, and 6 portfolios in Victory Variable Insurance Funds	TriLinc Global Impact Fund, LLC (since 2012)
43

Name and Date of Birth	Position Held with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During the Past 5 Years
Leigh A. Wilson, Born December 1944	Trustee	May 2015	Private Investor	69 portfolios comprised of 26 portfolios in the Trust, 37 portfolios in Victory Portfolios, and 6 portfolios in Victory Variable Insurance Funds	Chair (since 2013), Caledonia Mining Corporation
Advisory Trustee
Name and Date of Birth	Position Held with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During the Past 5 Years
Timothy Pettee, Born April 1958	Advisory Trustee	January 2023	Chief Investment Officer, Hoya Capital Real Estate LLC (since February 2022); Chief Investment Officer, Sun America Asset Management Corp. (January 2003-July 2021)	69 portfolios comprised of 26 portfolios in the Trust, 37 portfolios in Victory Portfolios, and 6 portfolios in Victory Variable Insurance Funds	None
Interested Trustee
Name and Date of Birth	Position Held with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During the Past 5 Years
David C. Brown**, Born May 1972	Trustee	May 2015
Chief Executive Officer
and Chairman
(2013-present), Victory
Capital
Management Inc.; Chief
Executive Officer and
Chairman
(2013-present), Victory
Capital Holdings, Inc.;
Director, Victory Capital
Services, Inc. (2013-
present); Director,
Victory Capital Transfer
Agency, Inc. (2019-
present)
				114 portfolios comprised of 26 portfolios in the Trust, 37 portfolios in Victory Portfolios, 6 portfolios in Victory Variable Insurance Funds, and 45 portfolios in Victory Portfolios III.	Trustee, Victory Portfolios III; Board Member, Victory Capital Services, Inc.
*
The Board has designated Ms. Beard as its Audit Committee Financial Expert.
**
Mr. Brown is an “Interested Person” by reason of his relationship with the Adviser.
44

Trustee and Advisory Trustee Qualifications
The following summarizes the experience and qualifications of the Trustees and Advisory Trustee.
• David Brooks Adcock. Mr. Adcock served for many years as general counsel to Duke University and Duke University Health System, where he provided oversight to complex business transactions such as mergers and acquisitions and dispositions. He has served for more than 20 years as a public interest arbitrator for, among others, the New York Stock Exchange, the American Stock Exchange, the National Futures Association, FINRA, and the American Arbitration Association. The Board believes that Mr. Adcock’s knowledge of complex business transactions and the securities industry combined with his previous service on the boards of other mutual funds qualifies him to serve on the Board.
• Nigel D.T. Andrews. Mr. Andrews served for many years as a management consultant for a nationally recognized consulting company and as a senior executive at GE, including Vice President of Corporate Business Development, reporting to the Chairman, and as Executive Vice President of GE Capital. He also served as a Director and member of the Audit and Risk Committee of Old Mutual plc, a large publicly traded company whose shares are traded on the London Stock Exchange. Mr. Andrews also formerly served as the non-executive chairman of Old Mutual’s U.S. asset management business, where he also served on the audit and risk committee. Mr. Andrews also served as a Governor of the London Business School. He serves as a director of Carlyle Secured Lending, Inc. (formerly TCG BDC I, Inc.) and Carlyle Credit Solutions, Inc., (formerly TCG BDC II, Inc.), and as a Trustee for Carlyle Secured Lending III, each a business development company. The Board believes that his experience in these positions, particularly with respect to oversight of risk and the audit function of public companies, as well as his previous service on the boards of other mutual funds qualifies him to serve as a Trustee.
• E. Lee Beard. Ms. Beard, a certified public accountant, has served as the president, chief executive officer and director, and as a chief financial officer, of public, federally insured depository institutions. As such, Ms. Beard is familiar with issues relating to audits of financial institutions. The Board believes that Ms. Beard’s experience as the chief executive officer of a depository institution, her service on the boards of other mutual funds and her knowledge of audit and accounting matters qualifies her to serve as a Trustee.
• David C. Brown. Mr. Brown serves as the Chairman and Chief Executive Officer (since 2013) of the Adviser and, as such, is an “interested person” of the Trust. Previously, he served as Co-Chief Executive Officer (2011 - 2013), and President — Investments and Operations (2010 - 2011) and Chief Operating Officer (2004 - 2011) of the Adviser. The Board believes that his position and experience with the Adviser and his previous experience in the investment management business qualifies him to serve as a Trustee.
• Dennis M. Bushe. Mr. Bushe has experience in fixed income investment management and research. He is a former chief investment risk officer of a large investment management firm. Mr. Bushe previously served as a Trustee of the boards of the RS Investment Trust and RS Variable Products Trust. The Board believes that Mr. Bushe’s experience qualifies him to serve as a Trustee.
• John L. Kelly. Mr. Kelly has more than 35 years of experience and leadership roles in the financial services industry including institutional electronic trading, capital markets, corporate and investment banking, retail brokerage, private equity, asset/wealth management, institutional services, mutual funds, and related technology enabled services. He previously served as an Independent Trustee of Victory Portfolios, Victory Institutional Funds, and Victory Variable Insurance Funds from 2008 to 2011. The Board believes that this experience qualifies him to serve as a Trustee.
• David L. Meyer. For six years, Mr. Meyer served as chief operating officer, Investment Wealth Management Division, of Mercantile Bankshares Corp (now PNC Financial Services Corp.) and has served as an officer or on the boards of other mutual funds for many years. The Board believes that his experience, particularly as it related to the operation of registered investment companies, qualifies him to serve as a Trustee.
• Gloria S. Nelund. Ms. Nelund has executive and investment management industry experience, including service as chief executive officer of two investment advisory firms. Ms. Nelund also has experience as a co-founder and chief executive officer of an investment firm. Ms. Nelund previously served as the Chairman and Trustee of the boards of the RS Investment Trust and RS Variable Products Trust. The Board believes that this experience qualifies her to serve as a Trustee.
• Timothy Pettee. Mr. Pettee served for many years as Chief Investment Officer and Lead Portfolio Manager (Rules Based Funds) of SunAmerica Asset Management Corp., where he was responsible for investment oversight, portfolio management, and securities selection. At SunAmerica, Mr. Pettee also was Chair of the Portfolio Policy and Brokerage and Soft Dollar Committees, and a member of the Proxy and Executive Committees. The Board believes that Mr. Pettee's experience with other mutual funds and his knowledge qualifies him to serve as an Advisory Trustee.
45

• Leigh A. Wilson. Mr. Wilson was Chair of the Victory Funds through 2021. He served for many years as Chief Executive Officer of Paribas North America and as such has extensive experience in the financial sector. He serves as an Independent Non-Executive Director and Chairman of the Board of Caledonia Mining Corporation, a Canadian mining company listed on the Toronto Stock Exchange. As a former director of the Mutual Fund Directors Forum (“MFDF”), he is familiar with the operation and regulation of registered investment companies. He served on a MFDF steering committee created at the request of then-SEC Chairman William Donaldson to recommend best practices to independent mutual fund directors. He received the Small Fund Trustee of the Year award from Institutional Investor Magazine in 2006. The Board believes that this experience and his previous service on the boards of other mutual funds qualifies him to serve as a Trustee.
Committees of the Board
The following standing Committees of the Board are currently in operation: Audit and Risk Oversight, Compliance, Continuing Education, Investment, Service Provider, Board Governance and Nominating, and Agenda. In addition to these standing Committees, the Board may form temporary Sub- or Special Committees to address particular areas of concern. A Committee may form a Sub-Committee to address particular areas of concern to that Committee.
• The members of the Audit and Risk Oversight Committee, all of whom are Independent Trustees, are Ms. Beard (Chair), Mr. Andrews, Mr. Kelly, Ms. Nelund, and Mr. Wilson. The primary purpose of this Committee is to oversee the Trust’s accounting and financial reporting policies, practices, and internal controls, as required by the statutes and regulations administered by the SEC, including the 1940 Act. The Committee also has overall responsibility for reviewing periodic reports with respect to compliance and enterprise risk, including operational risk and personnel. The Board has designated Mr. Meyer and Ms. Beard as its Audit Committee Financial Experts.
• The members of the Compliance Committee are Mr. Adcock (Chair), Mr. Andrews, Ms. Beard, Mr. Kelly, Ms. Nelund, and Mr. Wilson. The Compliance Committee oversees matters related to the Funds’ compliance program and compliance with applicable laws, rules and regulations and meets regularly with the Trust’s Chief Compliance Officer.
• The members of the Continuing Education Committee are Mr. Meyer (Chair), Mr. Adcock, Mr. Andrews, Ms. Beard, Mr. Bushe, Mr. Kelly, and Ms. Nelund. The function of this Committee is to develop programs to educate the Trustees to enhance their effectiveness as a Board and individually.
• The members of the Investment Committee are Mr. Bushe (Chair), Mr. Adcock, Mr. Kelly, and Mr. Meyer. The function of this Committee is to oversee the Fund’s compliance with investment objectives, policies, and restrictions, including those imposed by law or regulation, and assist the Board in its annual review of the Funds’ investment advisory agreements.
• The members of the Service Provider Committee are Ms. Nelund (Chair), Mr. Andrews, Ms. Beard, Mr. Kelly, and Mr. Wilson. This Committee oversees the negotiation of the terms of the written agreements with the Funds’ service providers, evaluates the quality of periodic reports from the service providers (including reports submitted by sub-service providers) and assists the Board in its review of each Fund’s service providers, other than the investment adviser and independent auditors.
• The Board Governance and Nominating Committee consists of all of the Independent Trustees. Mr. Andrews currently serves as the Chair of this Committee. The functions of this Committee are: to oversee Fund governance, including the nomination and selection of Trustees; to evaluate and recommend to the Board the compensation and expense reimbursement policies applicable to Trustees; and periodically, to coordinate and facilitate an evaluation of the performance of the Board.
• The Board Governance and Nominating Committee will consider nominee recommendations from Fund shareholders, in accordance with procedures established by the Committee. A Fund shareholder should submit a nominee recommendation in writing to the attention of the Chair of the Trust, 4900 Tiedeman Road, Brooklyn, Ohio 44144. The Committee (or a designated sub-committee) will screen shareholder recommendations in the same manner as it screens nominations received from other sources, such as current Trustees, management of the Fund or other individuals, including professional recruiters. The Committee need not consider any recommendations when no vacancy on the Board exists, but the Committee will consider any such recommendation if a vacancy occurs within six months after receipt of the recommendation. In administering the shareholder recommendation process, the Chair, in the Chair’s sole discretion, may retain the services of counsel to the Trust or to the Independent Trustees, management of the Fund or any third party. The Committee will communicate the results of the evaluation of any shareholder recommendation to the shareholder who made the recommendation.
• The Agenda Committee consists of the Chair of the Board and the Chair of each other Committee.
During the fiscal year ended June 30, 2023, the Board held eight meetings. The Audit and Risk Oversight Committee held four meetings; the Compliance Committee held four meetings; the Investment Committee held four meetings; the Service Provider Committee held four meetings; and the Board Governance and Nominating Committee held four meetings. The Continuing Education Committee met informally during the fiscal year.
46

Officers of the Trust
The officers of the Trust are elected by the Board to actively supervise the Trust’s day-to-day operations. The officers of the Trust, their dates of birth, the length of time served, and their principal occupations during the past five years, are detailed in the following table. Each individual holds the same position with the other registered investment companies in the Victory Fund Complex, and each officer serves until the earlier of his or her resignation, removal, retirement, death, or the election of a successor. The mailing address of each officer of the Trust is 4900 Tiedeman Road, Brooklyn, Ohio 44144. The officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices.

Name and Date of Birth	Position with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years
James K. De Vries Born April 1969	President	May 2023
Head of Fund Administration (5/1/23-present);Vice
President, Victory Capital Transfer Agency, Inc.
(4/20/23-present); Executive Director, the Adviser
(7/1/19-4/30/23 present); Executive Director, Investment
and Financial Administration, USAA (2012-6/30/19);
Treasurer, USAA Mutual Funds Trust (2018-4/30/23).
Mr. De Vries also serves as the Principal Executive
Officer for the Funds, Victory Portfolios, Victory
Portfolios III, and Victory Variable Insurance Funds.

Scott A. Stahorsky, Born July 1969	Vice President	May 2015
Director, Third-Party Dealer Services & Reg
Administration, Fund Administration, the Adviser
(5/1/2023-present); Vice President, Victory Capital
Transfer Agency, Inc. (4/20/23-present); Manager, Fund
Administration, the Adviser (4/30/23- 2015). Mr.
Stahorsky also serves as Vice President of Victory
Portfolios, Victory Portfolios III, and Victory Variable
Insurance Funds.

Thomas Dusenberry, Born July 1977	Secretary	May 2022
Director, Fund Administration, the Adviser; Treasurer
and Principal Financial Officer (May 2023-present);
Manager, Fund Administration, the Adviser; Treasurer
and Principal Financial Officer (2020-2022), Assistant
Treasurer (2019), Salient MF Trust, Salient Midstream,
MLP Fund and Forward Funds; Principal Financial
Officer (2018-2021) and Treasurer (2020-2021), Salient
Private Access Funds and Endowment PMF Funds;
Senior Vice President of Fund Accounting and
Operations, Salient Partners (2020-2022); Director of
Fund Operations, Salient Partners (2016-2019). Mr.
Dusenberry also serves as Secretary of Victory
Portfolios, Victory Portfolios III, and Victory Variable
Insurance Funds.

Allan Shaer, Born March 1965	Treasurer	December 2017
Senior Vice President, Financial Administration, Citi
Fund Services Ohio, Inc. (since 2016); Vice President,
Mutual Fund Administration, JP Morgan Chase
(2011-2016). Mr. Shaer also serves as Treasurer of
Victory Portfolios, Victory Portfolios III, and Victory
Variable Insurance Funds.

Christopher Ponte, Born March 1984	Assistant Treasurer	May 2015*
Director, Fund and Broker Dealer Finance, Fund
Administration, (5/1/23-present); Victory Capital
Transfer Agency, Inc. (May 2023-present); Manager,
Fund Administration, the Adviser (2017-2023); Chief
Financial Officer, Victory Capital Services, Inc. (since
2018). Mr. Ponte also serves as Assistant Treasurer of
Victory Portfolios, Victory Portfolios III, and Victory
Variable Insurance Funds.

47

Name and Date of Birth	Position with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years
Carol D. Trevino Born October 1965	Assistant Treasurer	February 2023
Director, Financial Reporting, Fund Administration
(5/1/23-present); Director, Accounting and Finance, the
Adviser (7/1/19-4/30/23); Accounting/ Financial
Director, USAA (12/13-6/30/19). Ms. Trevino also
serves as Assistant Treasurer of Victory Portfolios,
Victory Portfolios III, and Victory Variable Insurance
Funds.

Sean Fox, Born September 1976	Chief Compliance Officer	June 2022
Sr. Compliance Officer, the Adviser (2019-Present);
Compliance Officer, the Adviser (2015-2019). Mr. Fox
also serves as Chief Compliance Officer for Victory
Portfolios, Victory Portfolios III, and Victory Variable
Insurance Funds.

Michael Bryan, Born December 1962	Anti-Money Laundering Compliance Officer and Identity Theft Officer	May 2023
Vice President, CCO Compliance Support Services, Citi
Fund Services Ohio, Inc. (2008-present). Mr. Bryan
also serves as the Anti-Money Laundering Compliance
Officer and Identity Theft Officer for Victory
Portfolios, Victory Portfolios III, and Victory Variable
Insurance Funds.

Jay G. Baris, Born January 1954	Assistant Secretary	May 2015	Partner, Sidley Austin LLP (since 2020); Partner, Shearman & Sterling LLP (2018-2020).
*On December 5, 2017, Mr. Ponte resigned as Treasurer and accepted the position of Assistant Treasurer of the Trust.
Fund Ownership
The following tables show the dollar ranges of Fund shares (and of shares of all series of the Victory Fund Complex) beneficially owned by each Trustee and Advisory Trustee as of December 31, 2022. No Independent Trustee or Advisory Trustee (or any immediate family member) owns beneficially or of record an interest in the Adviser or the Distributor or in any person directly or indirectly controlling, controlled by, or under common control with the Adviser or the Distributor (other than Funds in the Victory Funds Complex). As of December 31, 2022, the Trustees, Advisory Trustee, and officers as a group owned beneficially less than 1% of each class of outstanding shares of those series of the Trust. No information is provided for the Advisory Trustee, Timothy Pettee, because he was not appointed an Advisory Trustee until January 1, 2023.
Independent Trustees
Trustee	Dollar Range of Beneficial Ownership of Fund Shares	Aggregate Dollar Range of Ownership of Shares of All Series of the Victory Fund Complex
Mr. Adcock	VictoryShares US 500 Enhanced Volatility Wtd ETF: Over $100,000	Over $100,000
Mr. Andrews	VictoryShares US 500 Enhanced Volatility Wtd ETF: Over $100,000	Over $100,000
Ms. Beard	None	Over $100,000
Mr. Bushe	None	Over $100,000
Mr. Kelly	VictoryShares Dividend Accelerator ETF: Over $100,000	Over $100,000
Mr. Meyer
VictoryShares US 500 Volatility Wtd ETF: $50,001 - $100,000
VictoryShares Developed Enhanced Volatility Wtd ETF: $10,001 - $50,000
VictoryShares US EQ Income Enhanced Volatility Wtd ETF: $50,001 -
$100,000
Over $100,000
Ms. Nelund	None	Over $100,000
Mr. Wilson	None	None
48

Advisory Trustee
Trustee	Dollar Range of Beneficial Ownership of Fund Shares	Aggregate Dollar Range of Ownership of Shares of All Series of the Victory Fund Complex
Mr. Pettee	None	None
Interested Trustee
Trustee	Dollar Range of Beneficial Ownership of Fund Shares	Aggregate Dollar Range of Ownership of Shares of All Series of the Victory Fund Complex
Mr. Brown*	VictoryShares Dividend Accelerator ETF: Over $100,000 VictoryShares US Small Cap High Div Volatility Wtd ETF:Over $100,000	Over $100,000
* Mr. Brown is an “Interested Person” by reason of his relationship with the Adviser.
Compensation
The Victory Fund Complex pays each Independent Trustee and Advisory Trustee $344,000 per year for his or her services to the Complex. The Board Chair is paid an additional retainer of $150,000 per year. While the Board reserves the right to award reasonable compensation to any Interested Trustee, as of the date of this SAI no Interested Trustee receives compensation for services as a Trustee.
The following tables indicate the compensation received by each Trustee and Advisory Trustee from the Funds covered in this SAI and from the Victory Fund Complex for the fiscal year ended June 30, 2023. As of June 30, 2023, there were 69 funds in the Victory Fund Complex for which the Trustees or Advisory Trustee listed below were compensated. The Trust does not maintain a retirement plan for its Trustees or Advisory Trustee.
Independent Trustees

Trustee	Aggregate Compensation from the Funds	Total Compensation from the Victory Fund Complex
Mr. Adcock	$33,292	$344,000
Mr. Andrews*	$33,292	$344,000
Ms. Beard	$33,292	$344,000
Mr. Bushe	$33,292	$344,000
Mr. Kelly	$47,809	$494,000
Mr. Meyer	$33,292	$344,000
Ms. Nelund	$33,292	$344,000
Mr. Wilson	$33,292	$344,000
* Mr. Andrews no longer elects to receive a portion of his compensation as deferred compensation. As of June 30, 2023, the value of Mr. Andrews' deferred compensation account was $575,153.02.
Advisory Trustee
Trustee	Aggregate Compensation from the Funds	Total Compensation from the Victory Fund Complex
Mr. Pettee*	$17,283	$172,000
* Appointed effective January 2023.
49

Interested Trustee

Trustee	Aggregate Compensation from the Funds	Total Compensation from the Victory Fund Complex
Mr. Brown*	None	None
*
Mr. Brown is an “Interested Person” by reason of his relationship with the Adviser.
Deferred Compensation
Each Trustee may elect to defer a portion of his or her compensation from the Victory Fund Complex in accordance with a Deferred Compensation Plan adopted by the Board (the “Plan”). Such amounts are invested in one or more Funds in the Victory Fund Complex offered under the Plan or a money market fund, as selected by the Trustee.
As of the most recent fiscal year ended June 30, 2023, the following current Trustees have elected to defer a portion of his or her compensation from the Victory Fund Complex.

Trustee	Aggregate Compensation from the Funds	Total Compensation from the Victory Fund Complex
Mr. Adcock*	$4,994	$51,600
Ms. Beard**	$4,514	$46,440
Mr. Bushe***	$16,646	$172,000
*         As of June 30, 2023, the value of Mr. Adcock's deferred compensation account was $259,115.
**       As of June 30, 2023, the value of Ms. Beard’s deferred compensation account was $65,015.
***     As of June 30, 2023, the value of Mr. Busche's deferred compensation account was $1,583,968.
.
CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS
As of September 30, 2023, the following shareholders owned 5% or more of the indicated Funds. Each shareholder that beneficially owns more than 25% of the voting securities of a class of a Fund may be deemed a control person of the Fund’s outstanding shares and, thereby, may influence the outcome of matters on which shareholders are entitled to vote. Since the economic benefit of investing in a Fund and related voting authority is passed through to the underlying investors of the record owners, it is expected that these record owners generally will not be considered the beneficial owners of the Fund’s shares or control persons of the Fund.
The names and addresses of the record holders and the percentage of the outstanding shares held by such holders are set forth in the following table.

Fund - Class	Name and Address of Owner	Percentage Owned of Record
VictoryShares Developed Enhanced Volatility Wtd ETF	PERSHING LLC One Pershing Plaza 14th Floor Jersey City NY 07399	20.50%
	AMERIPRISE FINANCIAL SERVICES, LLC 50033 Ameriprise Financial Center Minneapolis MN 55474	10.08%
	MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED 4800 E Deer Lake Drive Jacksonville FL 32246	9.77%
	RBC CAPITAL MARKETS, LLC 9785 Towne Center Drive San Diego CA 92121	9.35%
	CHARLES SCHWAB & CO., INC. 101 Montgomery Street San Franciso CA 94101	7.78%
50

Fund - Class	Name and Address of Owner	Percentage Owned of Record
	THE GOLDMAN SACHS TRUST COMPANY, NATIONAL ASSOCIATION 499 Washington Blvd Jersey City NJ 07310	5.74%
VictoryShares Dividend Accelerator ETF	CHARLES SCHWAB & CO., INC. 101 Montgomery Street San Franciso CA 94101	38.60%
	NATIONAL FINANCIAL SERVICES LLC 499 Washington Blvd Jersey City NJ 07310	14.94%
	LPL FINANCIAL LLC 9785 Towne Center Drive San Diego CA 92121	13.66%
	PERSHING LLC One Pershing Plaza 14th Floor Jersey City NY 07399	5.46%
VictoryShares International High Div Volatility Wtd ETF	NATIONAL FINANCIAL SERVICES LLC 499 Washington Blvd Jersey City NJ 07310	38.96%
	UBS FINANCIAL SERVICES INC. 1000 Harbor Blvd 5th Floor Weehawken NJ 07086	14.87%
	MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED 4800 E Deer Lake Drive Jacksonville FL 32246	12.48%
	J.P. MORGAN SECURITIES LLC 383 Madison Avenue New York NY 10179	9.31%
	CHARLES SCHWAB & CO., INC. 101 Montgomery Street San Franciso CA 94101	7.29%
VictoryShares International Volatility Wtd ETF	CITIBANK, NATIONAL ASSOCIATION 399 Park Avenue New York NY 10022	80.24%
	MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED 4800 E Deer Lake Drive Jacksonville FL 32246	7.56%
	CHARLES SCHWAB & CO., INC. 101 Montgomery Street San Franciso CA 94101	6.73%
VictoryShares Nasdaq Next 50 ETF	CITIBANK, NATIONAL ASSOCIATION 399 Park Avenue New York NY 10022	78.28%
VictoryShares US 500 Enhanced Volatility Wtd ETF	LPL FINANCIAL LLC 9785 Towne Center Drive San Diego CA 92121	13.78%
	CHARLES SCHWAB & CO., INC. 101 Montgomery Street San Franciso CA 94101	13.44%
	PERSHING LLC One Pershing Plaza 14th Floor Jersey City NY 07399	11.83%
51

Fund - Class	Name and Address of Owner	Percentage Owned of Record
	RAYMOND JAMES & ASSOCIATES, INC. 880 Carillon Pkwy St. Petersburg FL 33716	9.71%
	MORGAN STANLEY 2000 Westchester Avenue Purchase NY 10577	9.40%
	NATIONAL FINANCIAL SERVICES LLC 499 Washington Blvd Jersey City NJ 07310	8.02%
	MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED 4800 E Deer Lake Drive Jacksonville FL 32246	6.48%
	RBC CAPITAL MARKETS, LLC 3 World Financial Center 300 Vesey Street New York NY 10281	6.44%
VictoryShares US 500 Volatility Wtd ETF	MORGAN STANLEY 2000 Westchester Avenue Purchase NY 10577	15.23%
	MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED 4800 E Deer Lake Drive Jacksonville FL 32246	14.20%
	EDWARD JONES 12555 Manchester Road Saint Louis MO 63131	10.29%
	LPL FINANCIAL LLC 9785 Towne Center Drive San Diego CA 92121	10.07%
	AMERIPRISE FINANCIAL SERVICES, LLC 50033 Ameriprise Financial Center Minneapolis MN 55474	6.27%
	CHARLES SCHWAB & CO., INC. 101 Montgomery Street San Franciso CA 94101	6.25%
	RAYMOND JAMES & ASSOCIATES, INC. 880 Carillon Pkwy St. Petersburg FL 33716	5.86%
	WELLS FARGO CLEARING SERVICES, LLC 3 World Financial Center 300 Vesey Street New York NY 10281	5.28%
VictoryShares US Discovery Enhanced Volatility Wtd ETF	LPL FINANCIAL LLC 9785 Towne Center Drive San Diego CA 92121	16.77%
	RAYMOND JAMES & ASSOCIATES, INC. 880 Carillon Pkwy St. Petersburg FL 33716	15.40%
	CHARLES SCHWAB & CO., INC. 101 Montgomery Street San Franciso CA 94101	12.80%
	PERSHING LLC One Pershing Plaza 14th Floor Jersey City NY 07399	10.89%
52

Fund - Class	Name and Address of Owner	Percentage Owned of Record
	MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED 4800 E Deer Lake Drive Jacksonville FL 32246	10.76%
	NATIONAL FINANCIAL SERVICES LLC 499 Washington Blvd Jersey City NJ 07310	10.69%
	MORGAN STANLEY 2000 Westchester Avenue Purchase NY 10577	7.34%
	AMERIPRISE FINANCIAL SERVICES, LLC 50033 Ameriprise Financial Center Minneapolis MN 55474	6.88%
VictoryShares US EQ Income Enhanced Volatility Wtd ETF	NATIONAL FINANCIAL SERVICES LLC 499 Washington Blvd Jersey City NJ 07310	14.12%
	LPL FINANCIAL LLC 9785 Towne Center Drive San Diego CA 92121	13.73%
	CHARLES SCHWAB & CO., INC. 101 Montgomery Street San Franciso CA 94101	12.73%
	MORGAN STANLEY 2000 Westchester Avenue Purchase NY 10577	10.45%
	PERSHING LLC One Pershing Plaza 14th Floor Jersey City NY 07399	9.99%
	RAYMOND JAMES & ASSOCIATES, INC. 880 Carillon Pkwy St. Petersburg FL 33716	9.82%
	AMERIPRISE FINANCIAL SERVICES, LLC 50033 Ameriprise Financial Center Minneapolis MN 55474	6.98%
	MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED 4800 E Deer Lake Drive Jacksonville FL 32246	6.36%
VictoryShares US Large Cap High Div Volatility Wtd ETF	EDWARD JONES 12555 Manchester Road Saint Louis MO 63131	18.56%
	LPL FINANCIAL LLC 9785 Towne Center Drive San Diego CA 92121	13.19%
	CHARLES SCHWAB & CO., INC. 101 Montgomery Street San Franciso CA 94101	10.60%
	MORGAN STANLEY 2000 Westchester Avenue Purchase NY 10577	10.38%
	NATIONAL FINANCIAL SERVICES LLC 499 Washington Blvd Jersey City NJ 07310	9.80%
53

Fund - Class	Name and Address of Owner	Percentage Owned of Record
	MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED 4800 E Deer Lake Drive Jacksonville FL 32246	9.71%
	AMERIPRISE FINANCIAL SERVICES, LLC 50033 Ameriprise Financial Center Minneapolis MN 55474	8.23%
	PERSHING LLC One Pershing Plaza 14th Floor Jersey City NY 07399	7.60%
VictoryShares US Multi-Factor Minimum Volatility ETF	CITIBANK, NATIONAL ASSOCIATION 399 Park Avenue New York NY 10022	40.64%
	RAYMOND JAMES & ASSOCIATES, INC. 880 Carillon Pkwy St. Petersburg FL 33716	15.43%
	MORGAN STANLEY 2000 Westchester Avenue Purchase NY 10577	9.63%
	LPL FINANCIAL LLC 9785 Towne Center Drive San Diego CA 92121	6.74%
	RBC CAPITAL MARKETS, LLC 3 World Financial Center 300 Vesey Street New York NY 10281	6.51%
	CHARLES SCHWAB & CO., INC. 101 Montgomery Street San Franciso CA 94101 Jersey City NY 07399	5.98%
VictoryShares US Small Cap High Div Volatility Wtd ETF	CHARLES SCHWAB & CO., INC. 101 Montgomery Street San Franciso CA 94101	59.74%
	NATIONAL FINANCIAL SERVICES LLC 499 Washington Blvd Jersey City NJ 07310	12.13%
	LPL FINANCIAL LLC 9785 Towne Center Drive San Diego CA 92121	5.43%
	MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED 4800 E Deer Lake Drive Jacksonville FL 32246	5.01%
VictoryShares US Small Cap Volatility Wtd ETF	LPL FINANCIAL LLC 9785 Towne Center Drive San Diego CA 92121	25.76%
	MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED 4800 E Deer Lake Drive Jacksonville FL 32246	23.13%
	CHARLES SCHWAB & CO., INC. 101 Montgomery Street San Franciso CA 94101	23.27%
	COMERICA BANK 411 W. Lafayette Detroit MI 48226	11.64%
54

Fund - Class	Name and Address of Owner	Percentage Owned of Record
VictoryShares WestEnd U.S. Sector ETF	CITIBANK, NATIONAL ASSOCIATION 399 Park Avenue New York NY 10022	79.40%
	PERSHING LLC One Pershing Plaza 14th Floor Jersey City NY 07399	7.38%
	RAYMOND JAMES & ASSOCIATES, INC. 880 Carillon Pkwy St. Petersburg FL 33716	5.35%
INVESTMENT ADVISER AND OTHER SERVICE PROVIDERS
Investment Adviser
Victory Capital, a New York corporation registered as an investment adviser with the SEC, serves as investment adviser to the Funds. Victory Capital’s principal business address is 15935 La Cantera Parkway, San Antonio, TX 78256. Subject to the authority of the Board, the Adviser is responsible for the overall management and administration of the Funds’ business affairs. Each of the Adviser’s multiple investment teams, referred to separately as investment franchises utilizes its own independent approach to investing. The Adviser is responsible for selecting each Fund’s investments according to its investment objective, policies, and restrictions. The Adviser is an indirect wholly owned subsidiary of Victory Capital Holdings, Inc. (“VCH”), a publicly traded Delaware corporation. As of September 30, 2023, the Adviser managed assets totaling in excess of $153.5 billion for numerous clients including large corporate and public retirement plans, Taft-Hartley plans, foundations and endowments, high net worth individuals and mutual funds.
The Adviser is a diversified global asset manager comprised of multiple investment teams, referred to as investment franchises, each of which utilizes an independent approach to investing.
The Advisory Agreement
The Adviser serves as the Funds’ investment adviser pursuant to an advisory agreement dated as of May 1, 2015 (the “Advisory Agreement”). Unless sooner terminated, the Advisory Agreement between the Adviser and the Trust, on behalf of the Funds, provides that it will continue in effect as to the Funds for two years and for consecutive one-year terms thereafter, provided that such renewal is approved at least annually by the Trustees or by vote of the majority of the outstanding shares of each such Fund (as defined under “Miscellaneous” below) and, in either case, by a majority of the Trustees who are not parties to the Advisory Agreement or “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreement, by votes cast in person at a meeting called for such purpose. The Advisory Agreement is terminable as to any particular Fund at any time on 60 days’ written notice without penalty by a vote of the majority of the outstanding shares of a Fund, by vote of the Trustees, or as to all applicable Funds by the Adviser. The Advisory Agreement also terminates automatically in the event of any assignment, as defined by the 1940 Act.
The Advisory Agreement provides that the Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Funds in connection with the performance of the services pursuant thereto, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith, gross negligence on the part of the Adviser in the performance of its duties, or from reckless disregard by the Adviser of its duties and obligations thereunder.
Under the Advisory Agreement, the Adviser may delegate a portion of its responsibilities to a sub-adviser. In addition, the agreements provide that the Adviser may render services through its own employees or the employees of one or more affiliated companies that are qualified to act as an investment adviser of the Fund provided all such persons are functioning as part of an organized group of persons, managed by authorized officers of the Adviser.
The following schedule lists the advisory fees for each Fund, as an annual percentage of its average daily net assets.
Fund	Advisory Fee
VictoryShares US 500 Volatility Wtd ETF	0.30%
VictoryShares US Small Cap Volatility Wtd ETF	0.30%
VictoryShares International Volatility Wtd ETF	0.40%
VictoryShares US Large Cap High Div Volatility Wtd ETF	0.30%
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Fund	Advisory Fee
VictoryShares US Small Cap High Div Volatility Wtd ETF	0.30%
VictoryShares International High Div Volatility Wtd ETF	0.40%
VictoryShares Dividend Accelerator ETF	0.30%
VictoryShares US Multi-Factor Minimum Volatility ETF	0.30%
VictoryShares US 500 Enhanced Volatility Wtd ETF	0.30%
VictoryShares US EQ Income Enhanced Volatility Wtd ETF	0.30%
VictoryShares US Discovery Enhanced Volatility Wtd ETF	0.30%
VictoryShares Developed Enhanced Volatility Wtd ETF	0.40%
VictoryShares Nasdaq Next 50 ETF	0.15%
VictoryShares WestEnd U.S. Sector ETF	0.45%
Advisory fees paid by the Funds to the Adviser for the last three fiscal years ended June 30, are shown in the table below. The VictoryShares WestEnd U.S. Sector ETF commenced operations October 10, 2022.

Fund	2023	2022	2021
VictoryShares US 500 Volatility Wtd ETF	$1,693,477	$1,976,520	$2,025,415
VictoryShares US Small Cap Volatility Wtd ETF	$74,627	$77,382	$64,683
VictoryShares International Volatility Wtd ETF	$350,717	$445,426	$412,719
VictoryShares US Large Cap High Div Volatility Wtd ETF	$1,044,387	$754,805	$589,587
VictoryShares US Small Cap High Div Volatility Wtd ETF	$1,065,809	$778,451	$393,407
VictoryShares International High Div Volatility Wtd ETF	$64,869	$76,795	$153,347
VictoryShares Dividend Accelerator ETF	$716,307	$988,444	$920,160
VictoryShares US Multi-Factor Minimum Volatility ETF	$366,590	$485,351	$459,365
VictoryShares US 500 Enhanced Volatility Wtd ETF	$2,456,227	$2,986,132	$2,281,481
VictoryShares US EQ Income Enhanced Volatility Wtd ETF	$5,903,571	$3,745,447	$2,109,770
VictoryShares US Discovery Enhanced Volatility Wtd ETF	$248,980	$214,633	$150,781
VictoryShares Developed Enhanced Volatility Wtd ETF	$175,716	$158,950	$174,430
VictoryShares Nasdaq Next 50 ETF	$146,596	$203,595	$138,833
VictoryShares WestEnd U.S. Sector ETF	$416,947	-	-
Management Fee Waiver/Expense Reimbursement
The Adviser has contractually agreed to waive its management fee and/or reimburse Fund expenses so that the total annual operating expenses (excluding any acquired fund fees and expenses and certain other items such as interest, taxes, dividend and interest expenses on short sales and brokerage commissions) of a Fund (by share class) do not exceed a certain percentage for a predetermined amount of time. In these instances, the fee and expense table in the Fund’s Prospectus provides more details about this arrangement and shows the impact it will have on the Fund’s total annual fund operating expenses. Under its contractual agreement with the Funds, the Adviser is permitted to recoup advisory fees waived and expenses reimbursed for up to three years after the date of the waiver or reimbursement, subject to the lesser of any operating expense limits in effect at the time of: (a) the original waiver or expense reimbursement; or (b) the recoupment, after giving effect to the recoupment amount. This agreement may only be terminated by the Board. From time to time, the Adviser may also voluntarily waive its management fee and/or reimburse expenses for a Fund. These voluntary reductions are not reflected in the fee and expense table in the Fund’s Prospectus.
From time to time, the Manager may, without prior notice to shareholders, waive all or any portion of fees or agree to reimburse expenses incurred by a Fund. As a result of the Funds’ expense limitation agreement, for the last three fiscal years ended June 30, Victory Capital waived its management fee and/or reimbursed the Funds the amount listed in the table below. The VictoryShares WestEnd U.S. Sector ETF commenced operations October 10, 2022.

Fund	2023	2022	2021
VictoryShares US 500 Volatility Wtd ETF	$227,898	$224,189	$302,947
VictoryShares US Small Cap Volatility Wtd ETF	$57,396	$57,981	$42,901
VictoryShares International Volatility Wtd ETF	$162,465	$147,230	$186,619
VictoryShares US Large Cap High Div Volatility Wtd ETF	$159,716	$125,256	$115,722
VictoryShares US Small Cap High Div Volatility Wtd ETF	$167,111	$133,750	$92,551
VictoryShares International High Div Volatility Wtd ETF	$80,504	$76,507	$79,421
VictoryShares Dividend Accelerator ETF	$125,928	$130,427	$153,181
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Fund	2023	2022	2021
VictoryShares US Multi-Factor Minimum Volatility ETF	$84,781	$91,940	$93,897
VictoryShares US 500 Enhanced Volatility Wtd ETF	$297,004	$319,183	$341,488
VictoryShares US EQ Income Enhanced Volatility Wtd ETF	$671,840	$475,603	$333,815
VictoryShares US Discovery Enhanced Volatility Wtd ETF	$78,054	$72,992	$56,006
VictoryShares Developed Enhanced Volatility Wtd ETF	$200,487	$142,542	$187,876
VictoryShares Nasdaq Next 50 ETF	$103,429	$175,496	$107,539
VictoryShares WestEnd U.S. Sector ETF	$265,434	$-	$-
Compliance Services
The Trust and the Adviser are parties to the Agreement to Provide Compliance Services (the “Compliance Agreement”) pursuant to which the Adviser furnishes its compliance personnel, including the services of the CCO, and other resources reasonably necessary to provide the Trust with compliance oversight services related to the design, administration, and oversight of a compliance program for the Trust in accordance with Rule 38a-1 under 1940 Act. The funds in the Victory Fund Complex, in the aggregate, compensate the Adviser for these services.
For the last three fiscal years ended June 30, the Funds paid the Adviser the following fees under the terms of the Compliance Agreement. The VictoryShares WestEnd U.S. Sector ETF commenced operations October 10, 2022.

Fund	2023	2022	2021
VictoryShares US 500 Volatility Wtd ETF	$5,107	$4,752	$5,679
VictoryShares US Small Cap Volatility Wtd ETF	$223	$184	$172
VictoryShares International Volatility Wtd ETF	$796	$801	$831
VictoryShares US Large Cap High Div Volatility Wtd ETF	$3,085	$1,749	$1,634
VictoryShares US Small Cap High Div Volatility Wtd ETF	$3,129	$1,818	$943
VictoryShares International High Div Volatility Wtd ETF	$146	$140	$367
VictoryShares Dividend Accelerator ETF	$2,183	$2,373	$2,462
VictoryShares US Multi-Factor Minimum Volatility ETF	$1,117	$1,158	$1,288
VictoryShares US 500 Enhanced Volatility Wtd ETF	$7,552	$7,043	$6,105
VictoryShares US EQ Income Enhanced Volatility Wtd ETF	$17,800	$8,367	$5,609
VictoryShares US Discovery Enhanced Volatility Wtd ETF	$746	$500	$400
VictoryShares Developed Enhanced Volatility Wtd ETF	$388	$285	$374
VictoryShares Nasdaq Next 50 ETF	$891	$975	$669
VictoryShares WestEnd U.S. Sector ETF	$834	-	-
Administrator and Fund Accountant
Victory Capital serves as the administrator and fund accountant to the Trust pursuant to an agreement dated July 1, 2006, as amended (the “Administration and Fund Accounting Agreement”). Citi Fund Services Ohio, Inc. (“Citi”) serves as sub-administrator and sub-fund accountant to the Trust pursuant to an agreement with Victory Capital dated October 1, 2015, as amended (the “Sub-Administration and Sub-Fund Accounting Agreement”). As administrator, Victory Capital supervises the Trust’s operations, including the services that Citi provides to the Funds as sub-administrator and sub-fund accountant, but excluding those that Victory Capital supervises as investment adviser, subject to the supervision of the Board.
Under the Administration and Fund Accounting Agreement, for the administration and fund accounting services that Victory Capital renders to the Funds, the Trust, Victory Portfolios ("VP"), and Victory Variable Insurance Funds (“VVIF”) pay Victory Capital an annual fee, accrued daily and paid monthly, at the following annual rates based on the aggregate average daily net assets of the Trust, VP, and VVIF: 0.08% of the first $15 billion in aggregate Trust, VP, and VVIF net assets, plus 0.05% of aggregate Trust, VP, and VVIF net assets in excess of $15 billion to $30 billion, plus 0.04% of aggregate Trust, VP, and VVIF net assets in excess of $30 billion. Victory Capital may periodically waive all or a portion of the amount of its fee that is allocated to any Fund in order to increase the Fund’s net income available for distribution to shareholders. In addition, the Trust, VP, and VVIF reimburse Victory Capital for all of its reasonable out-of-pocket expenses incurred as a result of providing the services under the Administration and Fund Accounting Agreement, including costs associated with implementing new reports required by the new RIC Modernization rules adopted by the SEC under the 1940 Act.
Except as otherwise provided in the Administration and Fund Accounting Agreement, Victory Capital pays all expenses that it incurs in performing its services and duties as administrator. Unless sooner terminated, the Administration and Fund Accounting Agreement continues in effect for a period of three years and for consecutive one-year terms thereafter, provided that such continuance is approved
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by the Board or by vote of a majority of the outstanding shares of each Fund and, in either case, by a majority of the Independent Trustees. The Administration and Fund Accounting Agreement provides that Victory Capital shall not be liable for any error of judgment or mistake of law or any loss suffered by the Trust in connection with the matters to which the Agreement relates, except a loss resulting from bad faith, willful misfeasance, negligence or reckless disregard of its obligations and duties under the Agreement.
Under the Administration and Fund Accounting Agreement, Victory Capital, among other things, coordinates the preparation, filing and distribution of amendments to the Trust’s registration statement on Form N-1A, supplements to prospectuses and SAIs, and proxy materials in connection with shareholder meetings; drafts shareholder communications, including annual and semi-annual reports; administers the Trust’s other service provider contracts; monitors compliance with investment restrictions imposed by the 1940 Act, each Fund’s investment objective, defined investment policies, and restrictions, tax diversification, and distribution and income requirements; coordinates the Funds’ service arrangements with financial institutions that make the Funds’ shares available to their customers; assists with regulatory compliance; supplies individuals to serve as Trust officers; prepares Board meeting materials; and annually determines whether the services that it provides (or the services that Citi provides as sub-administrator) are adequate and complete.
Victory Capital also performs fund accounting services for each Fund, excluding those services that Citi performs as sub-fund accountant. The fund accountant calculates each Fund’s NAV, its dividend and capital gain distribution, if any, and its yield. The fund accountant also provides a current security position report, a summary report of transactions and pending maturities, a current cash position report, and maintains the general ledger accounting records for the Funds. The fees that Citi receives for sub-administration and sub-fund accounting services are described in the SAI section entitled “Sub-Administrator and Sub-Fund Accountant.”
For the last three fiscal years ended June 30, the Funds accrued the following amounts in administrative, fund accountant fees. The VictoryShares WestEnd U.S. Sector ETF commenced operations October 10, 2022.

Fund	2023	2022	2021
VictoryShares US 500 Volatility Wtd ETF	$310,857	$356,980	$393,250
VictoryShares US Small Cap Volatility Wtd ETF	$13,700	$13,974	$12,474
VictoryShares International Volatility Wtd ETF	$48,283	$60,335	$59,872
VictoryShares US Large Cap High Div Volatility Wtd ETF	$191,735	$136,274	$114,235
VictoryShares US Small Cap High Div Volatility Wtd ETF	$195,691	$140,567	$74,812
VictoryShares International High Div Volatility Wtd ETF	$8,931	$10,404	$22,754
VictoryShares Dividend Accelerator ETF	$131,434	$178,505	$177,921
VictoryShares US Multi-Factor Minimum Volatility ETF	$67,294	$87,659	$89,237
VictoryShares US 500 Enhanced Volatility Wtd ETF	$450,793	$539,204	$440,672
VictoryShares US EQ Income Enhanced Volatility Wtd ETF	$1,083,482	$676,086	$407,031
VictoryShares US Discovery Enhanced Volatility Wtd ETF	$45,709	$38,752	$29,094
VictoryShares Developed Enhanced Volatility Wtd ETF	$24,197	$21,531	$25,456
VictoryShares Nasdaq Next 50 ETF	$53,816	$73,542	$52,728
VictoryShares WestEnd U.S. Sector ETF	$57,524	$-	$-
Sub-Administrator and Sub-Fund Accountant
Citi serves as sub-administrator and sub-fund accountant to the Funds pursuant to the Sub-Administration and Sub-Fund Accounting Agreement dated October 1, 2015, as amended, by and between Victory Capital and Citi (the "Sub-Administration and Sub-Fund Accounting Agreement.”) Citi assists in supervising all operations of the Funds (other than those performed by Victory Capital either as investment adviser or administrator), subject to the supervision of the Board.
Unless sooner terminated, the Sub-Administration and Sub-Fund Accounting Agreement continues in effect as to each Fund for a period of three years and for consecutive one-year terms thereafter. The Sub-Administration and Sub-Fund Accounting Agreement provides that Citi shall not be liable for any error of judgment or mistake of law or any loss suffered by the Trust in connection with the matters to which the Agreement relates, except a loss resulting from bad faith, willful misfeasance, negligence, or reckless disregard of its obligations and duties under the Agreement.
Under the Sub-Administration and Sub-Fund Accounting Agreement, Citi calculates Trust expenses and make disbursements; calculates capital gain and distribution information; registers the Funds’ shares with the states; prepares shareholder reports and reports to the SEC on Forms N-CEN and N-PORT; coordinates dividend payments; calculates the Funds’ performance information; files the Trust’s tax returns; supplies individuals to serve as Trust officers; monitors the Funds’ status as regulated investment companies under the Code; assists in developing portfolio compliance procedures; reports to the Board amounts paid under shareholder service agreements; assists with regulatory compliance; obtains, maintains and files fidelity bonds and trustees’ and officers’/errors and
58

omissions insurance policies for the Trust; assists with liquidity and derivatives risk management services; and assists in the annual audit of the Funds, among other services.
Transfer Agent
Citibank, N.A. (“Citibank” or the “Custodian”), 388 Greenwich St., New York, New York 10013, serves as transfer agent for the Funds pursuant to a Transfer Agency Services Agreement. Under its agreement with the Funds, Citibank has agreed, among other things, to (1) perform and facilitate the performance of purchases and redemptions of Creation Units by Authorized Participants; (2) record and calculate the number of outstanding Fund shares; (3) maintain shareholder accounts; (4) perform duties relating to anti-money laundering and identity theft prevention; and (5) make periodic reports to the Board and regulators regarding its operations.
Custodian
General. Citibank, 388 Greenwich St., New York, New York 10013, ("Citibank" or the "Custodian") serves as the custodian of the assets of each Fund pursuant to the Global Custodial Services Agreement dated August 5, 2008, as amended (the “Custody Agreement”). The Custodian’s responsibilities include safeguarding and controlling each Fund’s cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on the Fund’s investments. Pursuant to the Custody Agreement, the Custodian also maintains original entry documents and books of record and general ledgers; posts cash receipts and disbursements; and records purchases and sales based upon communications from the Adviser. The Custodian may, with the approval of a Fund and at its own expense, open and maintain a sub-custody account or accounts on behalf of a Fund, provided that it shall remain liable for the performance of all of its duties under the Custody Agreement.
Foreign Custody. Rule 17f-5 under the 1940 Act, which governs the custody of investment company assets outside the United States, allows a mutual fund’s board of directors to delegate to a “Foreign Custody Manager” the selection and monitoring of foreign sub-custodian arrangements for the Trust’s assets. Accordingly, the Board delegated these responsibilities to the Custodian pursuant to the Custody Agreement. As Foreign Custody Manager, the Custodian must (a) determine that the assets of the Funds held by a foreign sub-custodian will be subject to reasonable care, based on the standards applicable to custodians in the relevant market; (b) determine that the Trust’s foreign custody arrangements are governed by written contracts in compliance with Rule 17f-5 (or, in the case of a compulsory depository, by such a contract and/or established practices or procedures); and (c) monitor the appropriateness of these arrangements and any material change in the relevant contract, practices or procedures. In determining appropriateness, the Custodian will not evaluate a particular country’s investment risks, such as (a) the use of compulsory depositories, (b) such country’s financial infrastructure, (c) such country’s prevailing custody and settlement practices, (d) nationalization, expropriation or other governmental actions, (e) regulation of the banking or securities industry, (f) currency controls, restrictions, devaluations or fluctuations, and (g) market conditions that affect the orderly execution of securities transactions or affect the value of securities. The Custodian will provide to the Board quarterly written reports regarding the Trust’s foreign custody arrangements.
Line of Credit. Each Fund, along with other funds managed by the Adviser, participates in a 364-day committed credit facility and a 364-day uncommitted, demand credit facility with Citibank. Each such credit facility may be renewed if so agreed by the parties. Under the current agreement with Citibank, the Funds may borrow up to $600 million, of which $300 million is committed and $300 million is uncommitted. Of this amount, $40 million of the committed line of credit and $60 million of the uncommitted line of credit are reserved for use by the Victory Floating Rate Fund (a series of Victory Portfolios), with that Fund paying the related commitment fees for that amount. The purpose of each agreement is to meet temporary or emergency cash needs. For the committed credit facility, Citibank received an annual commitment fee of 0.15%. Each Fund pays a pro-rata portion (adjusted for the amount of credit reserved for the Victory Floating Rate Fund) of these fees and pays the interest on any amount that it borrows. Each Fund paid a pro-rata portion of the renewal fee.
Securities Lending
The Funds, through a Securities Lending Agreement with Citibank, N.A. (“Citibank”), may lend its securities to qualified financial institutions, such as certain broker-dealers and banks, to earn additional income, net of income retained by Citibank. Borrowers are required to initially secure their loans for collateral in the amount of at least 102% of the value of U.S. securities loaned or at least 105% of the value of non-U.S. securities loaned, marked-to-market daily. Any collateral shortfalls associated with increases in the valuation of the securities loaned generally are cured the next business day. The collateral can be received in the form of cash collateral and/or non-cash collateral. Non-cash collateral can include U.S. government securities and other securities as permitted by SEC guidelines. The cash collateral is invested in short-term instruments or cash equivalents, primarily open-end investment companies. The Funds effectively do not have control of the non-cash collateral. Collateral requirements are determined daily based on the value of a Fund’s securities on loan as of the end of the prior business day. During the time portfolio securities are on loan, the borrower will pay the Fund any dividends or interest paid on such securities plus any fee negotiated between the parties to the lending agreement. A Fund also earns a return from the collateral. A Fund pays Citibank various fees in connection with the investment of cash collateral and fees based on the investment income received from securities lending activities. Loans are terminable upon demand and the borrower must
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return the loaned securities within the lesser of one standard settlement period or five business days. Although risk is mitigated by the collateral, a Fund could experience a delay in recovering its securities and possible loss of income or value if the borrower fails to return them. In addition, there is a risk that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower.
The Funds’ agreement with Citibank does not include master netting provisions. Non-cash collateral received by a Fund may not be sold or repledged, except to satisfy borrower default.
The following reflects the dollar amounts of income and fees/compensation related to the Funds’ securities lending activities during the Funds’ last completed fiscal year ended June 30. The VictoryShares WestEnd U.S. Sector ETF did not participate in Securities Lending during the fiscal year ended June 30.

Fund	Gross Income from securities lending activities	Fees paid to securities lending agent from a revenue split	Rebate (paid to borrower)	Aggregate fees/compensation for securities lending activities	Net income from securities lending activities
VictoryShares US 500 Volatility Wtd ETF	$242,152	$13,355	$108,325	$121,680	$120,472
VictoryShares US Small Cap Volatility Wtd ETF	$11,195	$813	$3,061	$3,874	$7,321
VictoryShares International Volatility Wtd ETF	$110,938	$3,001	$81,093	$84,094	$26,844
VictoryShares US Large Cap High Div Volatility Wtd ETF	$29,279	$1,099	$18,288	$19,387	$9,892
VictoryShares US Small Cap High Div Volatility Wtd ETF	$367,603	$18,844	$179,245	$198,089	$169,514
VictoryShares International High Div Volatility Wtd ETF	$32,092	$1,069	$21,424	$22,493	$9,599
VictoryShares Dividend Accelerator ETF	$25,687	$2,344	$2,242	$4,586	$21,101
VictoryShares US Multi-Factor Minimum Volatility ETF	$921	$45	$470	$515	$406
VictoryShares US 500 Enhanced Volatility Wtd ETF	$111,198	$6,340	$47,663	$54,003	$57,195
VictoryShares US EQ Income Enhanced Volatility Wtd ETF	$371,127	$6,172	$309,387	$315,559	$55,568
VictoryShares US Discovery Enhanced Volatility Wtd ETF	$4,584	$366	$932	$1,298	$3,286
VictoryShares Developed Enhanced Volatility Wtd ETF	$10,548	$278	$7,778	$8,056	$2,492
VictoryShares Nasdaq Next 50 ETF	$58,565	$4,197	$16,565	$20,762	$37,803
Distributor
Foreside Fund Services, LLC serves as the distributor of Creation Units (the “Distributor”) for the Funds on an agency basis. Under the ETF Distribution Agreement most recently entered into as of December 6, 2022, as may be amended (“Distribution Agreement”), the Distributor receives orders from Authorized Participants to create and redeem shares in Creation Unit aggregations and transmits such orders to the Trust's Custodian and transfer agent. The Distributor’s principal address is Three Canal Plaza, Portland, Maine
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04101. The Distributor is a broker-dealer registered under the 1934 Act and a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). Shares will be continuously offered for sale only in Creation Units. Shares in less than a Creation Unit are not distributed by the Distributor. The Distributor has no role in determining the investment policies of the Funds or which securities are to be purchased or sold by the Funds. No compensation is payable by the Trust to the Distributor for such distribution services. However, the Adviser has entered into an agreement with the Distributor under which it makes payments to the Distributor in consideration for its services under the Distribution Agreement. The payments made by the Adviser to the Distributor do not represent an additional expense to the Trust or its shareholders.
Under the Distribution Agreement, the Distributor, as agent for the Trust, will solicit orders for the purchase of shares, provided that any subscriptions and orders will not be binding on the Trust until accepted by the Trust. The Distributor will deliver Prospectuses and, upon request, SAIs to persons purchasing Creation Units. The Distributor is a broker-dealer registered under the Exchange Act and a member of FINRA.
The Distributor may also enter into agreements with securities dealers (“Soliciting Dealers”) who will solicit purchases of Creation Units of shares. Such Soliciting Dealers may also be Authorized Participants (as discussed in “Procedures for Creation of Creation Units” below) or DTC participants (as defined below).
The Distribution Agreement will continue for two years from its effective date and is renewable thereafter. The continuance of the Distribution Agreement must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of the Fund and (ii) by the vote of a majority of the Trustees who are not “interested persons” of the Trust and have no direct or indirect financial interest in the operations of the Distribution Agreement or any related agreement, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement is terminable, without penalty, by the Trust on 60 days’ written notice when authorized either by majority vote of its outstanding voting shares or by a vote of a majority of its Board (including a majority of the Independent Trustees), or by the Distributor on 60 days’ written notice, and will automatically terminate in the event of its assignment. The Distribution Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Distributor, or reckless disregard by it of its obligations thereunder, the Distributor shall not be liable for any action or failure to act in accordance with its duties thereunder.
PORTFOLIO MANAGERS
This section includes information about the Funds’ portfolio managers, including information concerning other accounts managed, the dollar range of Fund shares owned, and compensation.
Other Accounts
The following table lists the number and types of accounts managed by the portfolio managers and assets under management in those accounts as of the end of the last completed fiscal year:
	Registered Investment Company Accounts		Pooled Investment Vehicle Accounts		Other Accounts
	Assets Managed (In Millions	Number of Accounts	Assets Managed (In Millions)	Number of Accounts	Assets Managed (In Millions)	Number of Accounts
VictoryShares Solutions
Mr. Dhillon	$ 53,191.94	58	$61.85	4	$4,524.27	19
WestEnd	$181.4	1	$—	0	$ 19,005.54	99
Mr. Porter	$181.4	1	$—	0	$ 19,005.54	99
Mr. Durden	$181.4	1	$—	0	$ 19,005.54	99
Mr. Peebles	$181.4	1	$—	0	$ 19,005.54	99
The following table sets forth performance-based accounts for which the Funds’ portfolio managers were primarily responsible for the day-to-day portfolio management as of the last completed fiscal year:

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	Registered Investment Company Accounts		Pooled Investment Vehicle Accounts		Other Accounts
	Assets Managed (In Millions)	Number of Accounts	Assets Managed (In Millions)	Number of Accounts	Assets Managed (In Millions)	Number of Accounts
VictoryShares Solutions
Mr. Dhillon	$ 18,496.51	16	$—	0	$—	0
WestEnd
Mr. Porter	$—	—	$—	0	$—	0
Mr. Durden	$—	—	$—	0	$—	0
Mr. Peebles	$—	—	$—	0	$—	0
Fund Ownership
As of the most recent fiscal year end, the dollar range of shares beneficially owned by the portfolio managers of the Funds are set forth below:
Mannik Dhillon
Fund	Dollar Range of shares Beneficially Owned as of June 30, 2023
VictoryShares US 500 Volatility Wtd ETF	None
VictoryShares US Small Cap Volatility Wtd ETF	None
VictoryShares International Volatility Wtd ETF	$1-10,000
VictoryShares US Large Cap High Div Volatility Wtd ETF	None
VictoryShares US Small Cap High Div Volatility Wtd ETF	$1-10,000
VictoryShares International High Div Volatility Wtd ETF	None
VictoryShares Dividend Accelerator ETF	$1-10,000
VictoryShares US Multi-Factor Minimum Volatility ETF	$1-10,000
VictoryShares US 500 Enhanced Volatility Wtd ETF	None
VictoryShares US EQ Income Enhanced Volatility Wtd ETF	None
VictoryShares US Discovery Enhanced Volatility Wtd ETF	None
VictoryShares Developed Enhanced Volatility Wtd ETF	None
VictoryShares Nasdaq Next 50 ETF	None
Fritz Porter
Fund	Dollar Range of shares Beneficially Owned as of June 30, 2023
VictoryShares WestEnd U.S. Sector ETF	None
Ned Durden
Fund	Dollar Range of shares Beneficially Owned as of June 30, 2023
VictoryShares WestEnd U.S. Sector ETF	None
Ty Peebles
Fund	Dollar Range of shares Beneficially Owned as of June 30, 2023
VictoryShares WestEnd U.S. Sector ETF	None
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Portfolio Manager Compensation
The Adviser has designed the structure of its portfolio managers’ compensation to (1) align portfolio managers’ interests with those of the Adviser’s clients with an emphasis on long-term, risk-adjusted investment performance, (2) help the Adviser attract and retain high-quality investment professionals, and (3) contribute to the Adviser’s overall financial success. Each of the portfolio managers receives a base salary plus an annual incentive bonus for managing a Fund, separate accounts, other investment companies, other pooled investment vehicles and other accounts (including any accounts for which the Adviser receives a performance fee) (together, “Accounts”). A portfolio manager’s base salary is dependent on the manager’s level of experience and expertise. The Adviser monitors each manager’s base salary relative to salaries paid for similar positions with peer firms by reviewing data provided by various independent third-party consultants that specialize in competitive salary information. Such data, however, is not considered to be a definitive benchmark.
Each of the Adviser’s investment franchises may earn incentive compensation based on a percentage of the Adviser’s revenue attributable to fees paid by Accounts managed by the team. The chief investment officer or a senior member of each team, in coordination with the Adviser, determines the allocation of the incentive compensation earned by the team among the team’s portfolio managers by establishing a “target” incentive for each portfolio manager based on the manager’s level of experience and expertise in the manager’s investment style. Individual performance is based on objectives established annually using performance metrics such as portfolio structure and positioning, research, stock selection, asset growth, client retention, presentation skills, marketing to prospective clients and contribution to the Adviser’s philosophy and values, such as leadership, risk management and teamwork. The annual incentive bonus also factors in individual investment performance of each portfolio manager’s portfolio or Fund relative to a selected peer group(s). The overall performance results for a manager are based on the composite performance of all Accounts managed by that manager on a combination of one-, three-, and five-year rolling performance periods as compared to the performance information of a peer group of similarly managed competitors.
The Adviser’s portfolio managers may participate in the equity ownership plan of the Adviser’s parent company. There is an ongoing annual equity pool granted to certain employees based on their contribution to the firm. Eligibility for participation in these incentive programs depends on the manager’s performance and seniority.
Conflicts of Interest
The Adviser’s portfolio managers are often responsible for managing one or more Funds as well as other accounts, such as separate accounts, and other pooled investment vehicles, such as collective trust funds or unregistered hedge funds. A portfolio manager may manage other accounts which have materially higher fee arrangements than a Fund and may, in the future, manage other accounts which have a performance-based fee. A portfolio manager also may make personal investments in accounts he or she manages or supports. The side-by-side management of the Funds along with other accounts may raise potential conflicts of interest by incenting a portfolio manager to direct a disproportionate amount of: (1) their attention; (2) limited investment opportunities, such as less-liquid securities or initial public offering; and/or (3) desirable trade allocations, to such other accounts. In addition, certain trading practices, such as cross-trading between Funds or between a Fund and another account, raise conflict of interest issues. The Adviser has adopted numerous compliance policies and procedures, including a Code of Ethics, and brokerage and trade allocation policies and procedures, which seek to address the conflicts associated with managing multiple accounts for multiple clients. In addition, the Adviser has a designated Chief Compliance Officer (selected in accordance with the federal securities laws) and compliance staff whose activities are focused on monitoring the activities of the Adviser’s investment franchises and employees in order to detect and address potential and actual conflicts of interest. However, there can be no assurance that the Adviser’s compliance program will achieve its intended result.
DISTRIBUTION AND SERVICE PLAN
The Trust has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act (“Rule 12b-1 Plan” or “Plan”). In accordance with its Plan, the Funds are authorized to pay an amount up to 0.25% of its average daily net assets each year for certain distribution-related activities. In addition, if the payment of management fees by the Fund is deemed to be indirect financing by the Funds of the distribution of its shares, such payment is authorized by the Rule 12b-1 Plan. The Plan specifically recognizes that the Adviser and other persons may use management fee revenue, as well as past profits or other resources, to pay for expenses incurred in connection with providing services intended to result in the sale of shares. The Adviser and such other persons, as well as their affiliates, may pay amounts to third parties for distribution or marketing services on behalf of the Funds. The making of the types of payments described in this paragraph could create a conflict of interest for the party receiving such payments.
The Rule 12b-1 Plan was adopted in order to permit the implementation of the Funds’ method of distribution. No fees are currently paid by the Funds under the Plan, and there are no current plans to impose such fees. In the event such fees were to be charged, over time they would increase the cost of an investment in the Funds.
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The Distributor is required to provide a written report, at least quarterly to the Board, specifying in reasonable detail the amounts (if any) expended pursuant to the Rule 12b-1 Plan and the purposes for which such expenditures were made. Further, the Distributor will inform the Board of any Rule 12b-1 fees to be paid by the Distributor to Recipients. From time to time, the Adviser, at its expense, may provide additional compensation to dealers that sell or arrange for the sale of shares of a Fund. Such compensation provided by the Adviser may include financial assistance to dealers that enable the Adviser to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other employees, client and investor events and other dealer-sponsored events. Other compensation may be offered to the extent not prohibited by state laws or any self-regulatory agency, such as FINRA. The Adviser may make payments for events it deems appropriate, subject to applicable law. These payments may vary depending upon the nature of the event.
The Rule 12b-1 Plan may not be amended to increase materially the amount of the Distributor’s compensation to be paid by the Fund, unless such amendment is approved by the vote of a majority of the outstanding voting securities of the affected Fund (as defined in the 1940 Act). All material amendments must be approved by a majority of the Board and a majority of the Rule 12b-1 Trustees by votes cast in person at a meeting called for the purpose of voting on a Rule 12b-1 Plan. During the term of the Rule 12b-1 Plan, the selection and nomination of non-interested Trustees of the Trust will be committed to the discretion of current non-interested Trustees. The Distributor will preserve copies of the Rule 12b-1 Plan, any related agreements, and all reports, for a period of not less than six years from the date of such document and for at least the first two years in an easily accessible place.
Any agreement related to the Rule 12b-1 Plan will be in writing and provide that: (a) it may be terminated by the Trust or the applicable Fund at any time upon sixty days’ written notice, without the payment of any penalty, by vote of a majority of the respective Rule 12b-1 Trustees, or by vote of a majority of the outstanding voting securities of the Trust or the Fund; (b) it will automatically terminate in the event of its assignment (as defined in the 1940 Act); and (c) it will continue in effect for a period of more than one year from the date of its execution or adoption only so long as such continuance is specifically approved at least annually by a majority of the Board and a majority of the Rule 12b-1 Trustees by votes cast in person at a meeting called for the purpose of voting on such agreements.
CODE OF ETHICS
The Trust and the Adviser each have adopted a Code of Ethics in accordance with Rule 17j-1 under the 1940 Act. The Adviser’s Code of Ethics applies to all of the Adviser’s directors and officers and employees with investment advisory duties (“Access Personnel”) and all of the Adviser’s directors, officers and employees (“Supervised Personnel”). Each Code of Ethics provides that Access Personnel must refrain from certain trading practices. Each Code also requires all Access Personnel (and, in the Adviser Code, all Supervised Personnel) to report certain personal investment activities, including, but not limited to, purchases or sales of securities that may be purchased or held by a Fund. Violations of any Code of Ethics can result in penalties, suspension, or termination of employment.
PROXY VOTING POLICIES AND PROCEDURES
In accordance with the 1940 Act, the Trust has adopted policies and procedures for voting proxies related to equity securities held by the Funds (the “Proxy Voting Policy”). The Trust’s Proxy Voting Policy is designed to: (i) ensure that proxies are voted in the best interests of shareholders of the Funds with a view toward maximizing the value of their investments; (ii) address conflicts of interests between these shareholders, on the one hand, and affiliates of the Fund, the Adviser or the Distributor, on the other, that may arise regarding the voting of proxies; and (iii) provide for the disclosure of the Funds’ proxy voting records and the Proxy Voting Policy.
The Proxy Voting Policy delegates to the Adviser the obligation to vote the Funds’ proxies in the best interests of the Funds and their shareholders, subject to oversight by the Board.
To assist the Adviser in making proxy-voting decisions, the Adviser has adopted a Proxy Voting Policy (“Policy”) that establishes voting guidelines (“Proxy Voting Guidelines”) with respect to certain recurring issues. The Policy is reviewed on an annual basis by the Adviser’s Proxy Committee (“Proxy Committee”) and revised when the Committee determines that a change is appropriate. The Board annually reviews the Trust’s Proxy Voting Policy and the Adviser’s Policy and determines whether amendments are necessary or advisable. Voting under the Adviser’s Policy may be executed through administrative screening per established guidelines with oversight by the Proxy Committee or upon vote by a quorum of the Proxy Committee. The Adviser delegates to Institutional Shareholder Services (“ISS”), an independent service provider, the non-discretionary administration of proxy voting for the Trust, subject to oversight by the Adviser’s Proxy Committee. In no circumstances shall ISS have the authority to vote proxies except in accordance with standing or specific instructions given to it by the Adviser.
The Adviser votes proxies in the best interests of the Funds and their shareholders. This entails voting client proxies with the objective of increasing the long-term economic value of Fund assets. The Adviser’s Proxy Committee determines how proxies are voted by following established guidelines, which are intended to assist in voting proxies and are not considered to be rigid rules. The Proxy Committee is directed to apply the guidelines as appropriate. On occasion, however, a contrary vote may be warranted when such action
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is in the best interests of the Funds or if required by the Board or the Funds’ Proxy Voting Policy. In such cases, the Adviser may consider, among other things:
• the effect of the proposal on the underlying value of the securities
• the effect on marketability of the securities
• the effect of the proposal on future prospects of the issuer
• the composition and effectiveness of the issuer’s board of directors
• the issuer’s corporate governance practices
• the quality of communications from the issuer to its shareholders
The Adviser may also take into account independent third-party, general industry guidance or other corporate governance review sources when making decisions. It may additionally seek guidance from other senior internal sources with special expertise on a given topic where it is appropriate. The Adviser generally votes on a case-by-case basis, taking into consideration whether implementation of an Environmental, Social, and Governance (“ESG”)-related proposal is likely to enhance or protect shareholder value. The investment team’s opinion concerning the management and prospects of the issuer may be taken into account in determining whether a vote for or against a proposal is in a Fund’s best interests. Insufficient information, onerous requests or vague, ambiguous wording may indicate that a vote against a proposal is appropriate, even when the general principal appears to be reasonable.
The following examples illustrate the Adviser’s policy with respect to some common proxy votes. This summary is not an exhaustive list of all the issues that may arise or of all matters addressed in the Guidelines, and whether the Adviser supports or opposes a proposal will depend upon the specific facts and circumstances described in the proxy statement and other available information.
Directors
• The Adviser generally supports the election of directors in uncontested elections, except when there are issues of accountability, responsiveness, composition, and/or independence.
• The Adviser generally supports proposals for an independent chair taking into account factors such as the current board leadership structure, the company’s governance practices, and company performance.
• The Adviser generally supports proxy access proposals that are in line with the market standards regarding the ownership threshold, ownership duration, aggregation provisions, cap on nominees, and do not contain any other unreasonably restrictive guidelines.
• The Adviser reviews contested elections on a case-by-case basis taking into account such factors as the company performance, particularly the long-term performance relative to the industry; the management track record; the nominee qualifications and compensatory arrangements; the strategic plan of the dissident and its critique of the current management; the likelihood that the proposed goals and objectives can be achieved; the ownership stakes of the relevant parties; and any other context that is particular to the company and the nature of the election.
Capitalization & Restructuring
• The Adviser generally supports capitalization proposals that facilitate a corporate transaction that is also being supported and for general corporate purposes so long as the increase is not excessive and there are no issues of superior voting rights, company performance, previous abuses of capital, or insufficient justification for the need for additional capital.
Mergers and Acquisitions
• The Adviser reviews mergers and acquisitions on a case-by-case basis to balance the merits and drawbacks of the transaction and factors such as valuation, strategic rationale, negotiations and process, conflicts of interest, and the governance profile of the company post-transaction.
Compensation
• The Adviser reviews all compensation proposals for pay-for-performance alignment, with emphasis on long-term shareholder value; arrangements that risk pay for failure; independence in the setting of compensation; inappropriate pay to non-executive directors, and the quality and rationale of the compensation disclosure.
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• The Adviser will generally vote FOR advisory votes on executive compensation (“say on pay”) unless there is a pay-for-performance misalignment; problematic pay practice or non-performance based element; incentive for excessive risk-taking, options backdating; or a lack of compensation committee communication and/or responsiveness to shareholder concerns.
• The Adviser will vote case-by-case on equity based compensation plans taking into account factors such as the plan cost; the plan features; and the grant practices as well as any overriding factors that may have a significant negative impact on shareholder interests.
Social and Environmental Issues
• The Adviser will vote case-by-case on topics such as consumer and product safety; environment and energy; labor standards and human rights; workplace and board diversity; and corporate and political issues, taking into account factors such as the implementation of the proposal is likely to enhance or protect shareholder value; whether the company has already responded in an appropriate and sufficient manner to the issue raised; whether the request is unduly burdensome; and whether the issue is more appropriately or effectively handled through legislation or other regulations.
Occasionally, conflicts of interest arise between the Adviser’s interests and those of a Fund or another client. When this occurs, the Proxy Committee must document the nature of the conflict and vote the proxy in accordance with the Proxy Voting Guidelines unless such guidelines are judged by the Proxy Committee to be inapplicable to the proxy matter at issue. In the event that the Proxy Voting Guidelines are inapplicable or do not mitigate the conflict, the Adviser will seek the opinion of the Adviser’s Chief Compliance Officer or consult with an external independent adviser. In the case of a Proxy Committee member having a personal conflict of interest (e.g. a family member is on the board of the issuer), such member will abstain from voting. Finally, the Adviser reports to the Board annually any proxy votes that took place involving a conflict, including the nature of the conflict and the basis or rationale for the voting decision made.
The Funds’ Proxy Voting Policy provides that the Funds, in accordance with SEC rules, annually will disclose on Form N- PX the Funds’ proxy voting record. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is updated each year by August 31st and is available without charge, upon request, by calling toll free 800-539-FUND (800-539-3863) or by accessing the SEC’s website at www.sec.gov.
PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS
Subject to the general supervision of the Board, the Adviser is responsible for making decisions with respect to the purchase and sale of portfolio securities on behalf of the Funds. The Adviser is also responsible for the implementation of those decisions, including the selection of broker/dealers to effect portfolio transactions, the negotiation of commissions, and the allocation of principal business and portfolio brokerage. Under the terms of the Advisory Agreement, the Adviser may delegate these responsibilities to a sub-adviser.
Transactions on stock exchanges involve the payment of brokerage commissions. In transactions on stock exchanges in the United States, these commissions are negotiated. Traditionally, commission rates have generally been fixed for trades on stock markets outside the United States. In recent years, however, an increasing number of overseas stock markets have adopted a system of negotiated commission rates. It is expected that equity securities will ordinarily be purchased in the primary markets for such securities, whether over-the-counter or listed, and that listed securities may be purchased in the over-the-counter market if such market is deemed the primary market. In the case of securities traded on the over-the- counter markets, there is generally no stated commission, but the price usually includes an undisclosed commission or markup. In underwritten offerings, the price includes a disclosed, fixed commission (the underwriter’s concession) or discount.
Fixed income and convertible securities are bought and sold through broker-dealers acting on a principal basis. These trades are not charged a commission, but rather are marked up or marked down by the executing broker- dealer. The Adviser does not know the actual value of the markup/markdown. However, the Adviser attempts to ascertain whether the overall price of a security is reasonable through the use of competitive bids. Orders to buy or sell convertible securities and fixed income securities are placed on a competitive basis with a reasonable attempt made to obtain three competitive bids or offers. Exceptions are: (1) where the bid/ask spread is 5 basis points or less, provided the order is actually filled at the bid or better for sales and at the ask or better for purchases; (2) securities for which there are only one or two market makers; (3) block purchases considered relatively large; (4) swaps, a simultaneous sale of one security and purchase of another in substantially equal amounts for the same account, intended to take advantage of an aberration in a spread relationship, realize losses, etc.; and (5) purchases and/or sales of fixed income securities for which, typically, more than one offering of the same issue is unobtainable; subject to a judgment by the trader that the bid is competitive.
It is the policy of the Adviser to obtain the “best execution” of its clients’ securities transactions. The Adviser strives to execute each client’s securities transactions in such a manner that the client’s total costs or proceeds in each transaction are the most favorable under the circumstances. Commission rates paid on securities transactions for client accounts must reflect comparative market rates.
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In purchasing and selling each Fund’s portfolio securities, it is the Adviser’s policy to obtain quality execution at the most favorable prices through responsible broker/dealers and, in the case of agency transactions, at competitive commission rates where such rates are negotiable. In selecting broker/dealers to execute a Fund’s portfolio transactions, consideration is given to such factors as the price of the security, the rate of the commission, the size and difficulty of the order, the reliability, integrity, financial condition, general execution and operational capabilities of competing brokers and dealers, their expertise in particular markets and the brokerage and research services they provide to the Adviser or the Funds. It is not the Adviser’s practice to seek the lowest available commission rate where it is believed that a broker or dealer charging a higher commission rate would offer greater reliability or provide better price or execution.
As permitted by Section 28(e) of the Securities Exchange Act of 1934, the Adviser may cause a Fund to pay broker- dealers that provide brokerage and research services a commission rate that exceeds the amount other broker/dealers would have charged for the transaction if the Adviser determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker/dealer viewed in terms of either a particular transaction or the Adviser’s overall responsibilities to the Fund or to its other clients. The term “brokerage and research services” includes advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or of purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and effecting securities transactions and performing functions incidental thereto such as clearance and settlement.
The brokerage and research services are in addition to and do not replace the services and research that the Adviser is required to perform and do not reduce the investment advisory fees payable to the Adviser by the Funds. Such information may be useful to the Adviser in serving both the Funds and other clients and, conversely, such supplemental research information obtained by the placement of orders on behalf of other clients may be useful to the Adviser in carrying out its obligations to the Funds.
Brokerage commissions may never be used to compensate a third party for client referrals unless the client has directed such an arrangement. In addition, brokerage commissions may never be used to obtain research and/or services for the benefit of any employee or non-client entity.
The Adviser will make a good faith determination that the commissions paid are reasonable in relationship to the value of the services received and continually reviews the quality of execution it receives from and the commission rates charged by the brokers it uses to carry out trades for its clients. The Adviser will consider the full range and quality of a broker’s services in placing brokerage including, but not limited to, the value of research provided, execution capability, commission rate, willingness and ability to commit capital and responsiveness. The lowest possible commission cost alone does not determine broker selection. The transaction that represents the best quality execution for a client account will be executed. Commission ranges and the actual commission paid for trades of listed stocks and over-the-counter stocks may vary depending on, but not limited to, the liquidity and volatility of the stock and services provided to the Adviser by the broker.
Some brokers executing trades for the Adviser’s clients may, from time to time, receive liquidity rebates in connection with the routing of trades to Electronic Communications Networks. Since the Adviser is not a broker, however, it is ineligible to receive such rebates and does not obtain direct benefits for its clients from this broker practice.
Investment decisions for each Fund are made independently from those made for the other Funds or any other investment company or account managed by the Adviser. Such other investment companies or accounts may also invest in the same securities and may follow similar investment strategies as the Funds. The Adviser may combine transaction orders (“bunching” or “blocking” trades) for more than one client account where such action appears to be equitable and potentially advantageous for each account (e.g., for the purpose of reducing brokerage commissions or obtaining a more favorable transaction price.) The Adviser will aggregate transaction orders only if it believes that the aggregation is consistent with its duty to seek best execution for its clients and is consistent with the terms of investment advisory agreements with each client for whom trades are being aggregated. Both equity and fixed income securities may be aggregated. When making such a combination of transaction orders for a new issue or secondary market trade in an equity security, the Adviser adheres to the following objectives:
• Fairness to clients both in the participation of execution of orders for their account, and in the allocation of orders for the accounts of more than one client.
• Allocation of all orders in a timely and efficient manner.
In some rare cases, “bunching” or “blocking” trades may affect the price paid or received by a Fund or the size of the position obtained by the Fund in an adverse manner relative to the result that would have been obtained if only that particular Fund had participated in or been allocated such trades.
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The aggregation of transactions for advisory accounts and proprietary accounts (including partnerships and other accounts in which the Adviser or its associated persons are partners or participants, and managed employee accounts) is permissible. However, no proprietary account may be favored over any other participating account and such practice must be consistent with the Adviser’s policies and procedures including its Code of Ethics.
Equity trade orders are executed based only on trade instructions received from portfolio managers by the trading desk. Portfolio managers may enter trades to meet the full target allocation immediately or may meet the allocation through moves in incremental blocks. Orders are processed on a “first-come, first-served” basis. At times, a rotation system may determine “first-come, first-served” treatment when the equity trading desk receives the same order for multiple accounts simultaneously. The Adviser will utilize a rotation whereby the Funds, even if aggregated with other orders, are in the first block(s) to trade within the rotation. To aggregate orders, the equity trading desk must determine that all accounts in the order will benefit. Any new trade that can be blocked with an existing open order may be added to the open order to form a larger block. The Adviser receives no additional compensation or remuneration of any kind as a result of the aggregation of trades. All accounts participating in a block execution receive the same execution price, an average share price, for securities purchased or sold on a trading day. Execution prices may not be carried overnight. Any portion of an order that remains unfilled at the end of a given day shall be rewritten (absent contrary instructions) on the following day as a new order. Accounts with trades executed the next day will receive a new daily average price to be determined at the end of the following day.
If the order is filled in its entirety, securities purchased in the aggregate transaction will be allocated among accounts participating in the trade in accordance with an Allocation Statement prepared at the time of order entry. If the order is partially filled, the securities will be allocated pro rata based on the Allocation Statement. Portfolio managers may allocate executed trades in a different manner than indicated on the Allocation Statement (e.g., non-pro rata) only if all client accounts receive fair and equitable treatment.
In some instances, such as trading in fixed income securities, it may not be practical to complete the Allocation Statement prior to the placement of the order. In that case, the trading desk will complete the Allocation Statement as soon as practicable, but no later than the end of the same business day on which the securities have been allocated to the trading desk by the broker.
Where the full amount of a block execution is not executed, the partial amount actually executed will be allocated on a pro rata basis whenever possible. The following execution methods may be used in place of a pro rata procedure: relative size allocations, security position weighting, priority for specialized accounts, or a special allocation based on compliance approval.
In making investment decisions for the Funds, the Adviser will not inquire or take into consideration whether an issuer of securities proposed for purchase or sale by a Fund is a customer of the Adviser, its parents, subsidiaries or affiliates, and, in dealing with their commercial customers, the Adviser, its parents, subsidiaries and affiliates will not inquire or take into consideration whether securities of such customers are held by the Funds. Portfolio securities will not be purchased from or sold to the Adviser, or the Distributor, or any affiliated person of any of them acting as principal, except to the extent permitted by rule or order of the SEC.
The following table shows the dollar amount of brokerage commissions paid by each Fund during the last three fiscal years ended June 30, all of which were paid to entities that are not affiliated with the Funds, the Adviser, or the Distributor. The VictoryShares WestEnd U.S. Sector ETF commenced operations October 12, 2022.

Fund	2023	2022	2021
VictoryShares US 500 Volatility Wtd ETF	$125,111	$80,924	$76,954
VictoryShares US Small Cap Volatility Wtd ETF	$40,941	$22,108	$11,562
VictoryShares International Volatility Wtd ETF	$47,630	$47,836	$45,169
VictoryShares US Large Cap High Div Volatility Wtd ETF	$182,700	$81,877	$56,238
VictoryShares US Small Cap High Div Volatility Wtd ETF	$658,533	$278,656	$104,451
VictoryShares International High Div Volatility Wtd ETF	$20,969	$16,408	$42,988
VictoryShares Dividend Accelerator ETF	$40,253	$72,585	$22,696
VictoryShares US Multi-Factor Minimum Volatility ETF	$64,996	$42,755	$22,296
VictoryShares US 500 Enhanced Volatility Wtd ETF	$1,034,504	$644,478	$120,150
VictoryShares US EQ Income Enhanced Volatility Wtd ETF	$5,717,255	$411,214	$197,928
VictoryShares US Discovery Enhanced Volatility Wtd ETF	$278,626	$124,558	$27,316
VictoryShares Developed Enhanced Volatility Wtd ETF	$134,617	$42,174	$32,389
VictoryShares Nasdaq Next 50 ETF	$83,795	$63,197	$17,179
VictoryShares WestEnd U.S. Sector ETF	$44,078	$-	$-
Affiliated Brokerage. The Board has authorized the allocation of brokerage to affiliated broker-dealers on an agency basis to effect portfolio transactions. The Board has adopted procedures incorporating the standards of Rule 17e-1 under the 1940 Act, which require that the commission paid to affiliated broker-dealers must be “reasonable and fair compared to the commission, fee or other
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remuneration received, or to be received, by other broker-dealers in connection with comparable transactions involving similar securities during a comparable period of time.”
The Trust will not acquire portfolio securities issued by, make savings deposits in, or enter into repurchase or reverse repurchase agreements with the Adviser or its affiliates. From time to time, when determined by the Adviser or Sub- Adviser to be advantageous to the Funds, the Adviser may execute portfolio transactions through affiliated broker-dealers. All such transactions must be consistent with best execution and completed in accordance with procedures approved by the Board.
For the last three fiscal years ended June 30, the Funds paid no commissions to affiliated broker-dealers.
Allocation of Brokerage in Connection with Research Services. During the last completed fiscal year ended June 30, the Adviser, through agreements or understandings with brokers, or otherwise through an internal allocation procedure, directed brokerage transactions of the Funds to brokers due to research services provided.

Fund	Amount of Transactions to Brokers Providing Research	Related Commissions
VictoryShares US 500 Volatility Wtd ETF	$267,213,949	$92,068
VictoryShares US Small Cap Volatility Wtd ETF	$32,956,700	$30,026
VictoryShares International Volatility Wtd ETF	$51,078,290	$28,145
VictoryShares US Large Cap High Div Volatility Wtd ETF	$320,695,662	$135,423
VictoryShares US Small Cap High Div Volatility Wtd ETF	$571,223,298	$488,251
VictoryShares International High Div Volatility Wtd ETF	$22,691,173	$12,505
VictoryShares Dividend Accelerator ETF	$70,470,749	$17,028
VictoryShares US Multi-Factor Minimum Volatility ETF	$177,317,147	$45,423
VictoryShares US 500 Enhanced Volatility Wtd ETF	$138,185,252	$39,970
VictoryShares US EQ Income Enhanced Volatility Wtd ETF	$9,914,892,111	$3,984,638
VictoryShares US Discovery Enhanced Volatility Wtd ETF	$225,611,359	$178,257
VictoryShares Developed Enhanced Volatility Wtd ETF	$146,094,646	$80,100
VictoryShares Nasdaq Next 50 ETF	$121,120,373	$59,802
VictoryShares WestEnd U.S. Sector ETF	$129,562,399	$31,282
Securities of Regular Brokers or Dealers. The SEC requires the Trust to provide certain information for those Funds that held securities of their regular brokers or dealers (or their parent companies) during the most recent fiscal year. The following table identifies, for each applicable Fund, those brokers or dealers, the type of security held and the value of the Fund’s aggregate holdings of the securities of each such issuer as of the last completed fiscal year ended June 30. The VictoryShares WestEnd U.S. Sector ETF did not participate in Securities Lending during the fiscal year ended June 30.

Fund	Broker-Dealer	Type of Security (Debt or Equity)	Aggregate Value ($000s)
VictoryShares US 500 Volatility Wtd ETF	Bank of America Corp.	Equity	$971
VictoryShares US 500 Volatility Wtd ETF	Citigroup, Inc.	Equity	$951
VictoryShares US 500 Volatility Wtd ETF	JPMorgan Chase & Co.	Equity	$1,281
VictoryShares US 500 Volatility Wtd ETF	Morgan Stanley	Equity	$1,051
VictoryShares US 500 Volatility Wtd ETF	The Goldman Sachs Group, Inc.	Equity	$1,085
VictoryShares US 500 Volatility Wtd ETF	Wells Fargo & Co.	Equity	$1,041
VictoryShares US Small Cap Volatility Wtd ETF	Virtu Financial, Inc.	Equity	$65
VictoryShares International Volatility Wtd ETF	Barclays PLC	Equity	$140
VictoryShares International Volatility Wtd ETF	Mitsubishi UFJ Financial Group, Inc.	Equity	$190
VictoryShares International Volatility Wtd ETF	Mizuho Financial Group, Inc.	Equity	$236
VictoryShares International Volatility Wtd ETF	UBS Group AG	Equity	$136
VictoryShares US Large Cap High Div Volatility Wtd ETF	Citigroup, Inc.	Equity	$3,061
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Fund	Broker-Dealer	Type of Security (Debt or Equity)	Aggregate Value ($000s)
VictoryShares US Large Cap High Div Volatility Wtd ETF	Morgan Stanley	Equity	$3,381
VictoryShares US Small Cap High Div Volatility Wtd ETF	Virtu Financial, Inc.	Equity	$4,445
VictoryShares US 500 Enhanced Volatility Wtd ETF	Bank of America Corp.	Equity	$308
VictoryShares US 500 Enhanced Volatility Wtd ETF	Citigroup, Inc.	Equity	$302
VictoryShares US 500 Enhanced Volatility Wtd ETF	JPMorgan Chase & Co.	Equity	$407
VictoryShares US 500 Enhanced Volatility Wtd ETF	Morgan Stanley	Equity	$334
VictoryShares US 500 Enhanced Volatility Wtd ETF	The Goldman Sachs Group, Inc.	Equity	$344
VictoryShares US 500 Enhanced Volatility Wtd ETF	Wells Fargo & Co.	Equity	$331
VictoryShares US EQ Income Enhanced Volatility Wtd ETF	Citigroup, Inc.	Equity	$3,413
VictoryShares US EQ Income Enhanced Volatility Wtd ETF	Morgan Stanley	Equity	$3,771
VictoryShares US Discovery Enhanced Volatility Wtd ETF	Virtu Financial, Inc.	Equity	$46
VictoryShares Developed Enhanced Volatility Wtd ETF	Barclays PLC	Equity	$19
VictoryShares Developed Enhanced Volatility Wtd ETF	Mitsubishi UFJ Financial Group, Inc.	Equity	$27
VictoryShares Developed Enhanced Volatility Wtd ETF	Mizuho Financial Group, Inc.	Equity	$32
VictoryShares Developed Enhanced Volatility Wtd ETF	UBS Group AG	Equity	$19
Portfolio Turnover
Each Fund may sell a portfolio investment soon after its acquisition if the Adviser believes that such a disposition is consistent with attaining the investment objective of the Fund. The Funds’ portfolio turnover rates stated in the Prospectuses are calculated by dividing the lesser of each Fund’s purchases or sales of portfolio securities for the year by the monthly average value of the portfolio securities. The calculation excludes all securities whose maturities, at the time of acquisition, were one year or less. Portfolio turnover is calculated on the basis of a Fund as a whole without distinguishing between the classes of shares issued.
The turnover rate for a Fund will vary from year-to-year, and, depending on market conditions, could be greater in periods of unusual market movement and volatility. Transaction costs associated with turnover are borne directly by the Fund and, ultimately, by its shareholders. A high rate of portfolio turnover (generally, over 100% annually) generally will involve correspondingly greater transaction costs. High portfolio turnover may result in the realization of substantial net capital gains. To the extent short-term capital gains are realized, distributions attributable to such gains will be ordinary income for federal income tax purposes.
The following table shows the portfolio turnover rates for each Fund for the last two fiscal years ended June 30. The VictoryShares WestEnd U.S. Sector ETF commenced operations October 12, 2022.

Fund	2023	2022
VictoryShares US 500 Volatility Wtd ETF	24%	21%
VictoryShares US Small Cap Volatility Wtd ETF	68%	55%
VictoryShares International Volatility Wtd ETF	30%	32%
VictoryShares US Large Cap High Div Volatility Wtd ETF	47%	43%
VictoryShares US Small Cap High Div Volatility Wtd ETF	82%	68%
VictoryShares International High Div Volatility Wtd ETF	71%	62%
VictoryShares Dividend Accelerator ETF	54%	43%
VictoryShares US Multi-Factor Minimum Volatility ETF	73%	63%
VictoryShares US 500 Enhanced Volatility Wtd ETF	271%*	101%
VictoryShares US EQ Income Enhanced Volatility Wtd ETF	333%*	41%
VictoryShares US Discovery Enhanced Volatility Wtd ETF	429%*	64%
VictoryShares Developed Enhanced Volatility Wtd ETF	320%*	37%
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Fund	2023	2022
VictoryShares Nasdaq Next 50 ETF	63%	95%
VictoryShares WestEnd U.S. Sector ETF	43%	-
*Portfolio turnover changes compared to the prior fiscal year are attributable to each Fund's rules-based methodology as described further in its Prospectus.
DIVIDENDS, CAPITAL GAINS AND DISTRIBUTIONS
The Funds distribute substantially all of their net investment income and net capital gains, if any, to shareholders within each calendar year as well as on a fiscal year basis to the extent required for the Funds to qualify for favorable federal tax treatment. The Funds ordinarily declare and pay dividends from their net investment income.  Each Fund declares and pays capital gains annually. Ordinarily, dividends from net investment income, if any, are declared and paid monthly by each Fund.
The amount of distributions may vary from time to time depending on market conditions, the composition of a Fund’s portfolio, and expenses borne by a Fund. Dividends are calculated in the same manner, at the same time, and on the same day for shares.
For this purpose, the net income of a Fund, from the time of the immediately preceding determination thereof, shall consist of all interest income accrued on the portfolio assets of the Fund, dividend income, if any, income from securities loans, if any and realized capital gains and losses on the Fund’s assets, less all expenses and liabilities of the Fund chargeable against income. Interest income shall include discount earned, including both original issue and market discount, on discount paper accrued ratably to the date of maturity. Expenses, including the compensation payable to the Adviser, are accrued each day. The expenses and liabilities of a Fund shall include those appropriately allocable to the Fund as well as a share of the general expenses and liabilities of the Trust in proportion to the Fund’s share of the total net assets of the Trust.
TAXES
Information set forth in the Prospectuses that relates to federal income taxation is only a summary of certain key federal income tax considerations generally affecting purchasers of shares of the Funds. The following is only a summary of certain additional income and excise tax considerations generally affecting each Fund and its shareholders that are not described in the Prospectuses. No attempt has been made to present a complete explanation of the federal tax treatment of the Funds or the implications to shareholders and the discussions here and in each Fund’s Prospectus are not intended as substitutes for careful tax planning. In addition, the following summary does not describe the tax consequences to an Authorized Participant from the creation and redemption of Creation Units.  Accordingly, potential purchasers of shares of the Funds are urged to consult their tax advisers with specific reference to their own tax circumstances. Special tax considerations may apply to certain types of investors subject to special treatment under the Code (including, for example, insurance companies, banks and tax-exempt organizations). In addition, the following summary does not describe the tax consequences to foreign trusts, foreign estates and foreign partnerships. Lastly, the tax discussion in the Prospectuses and this SAI is based on tax law in effect on the date of the Prospectuses and this SAI; such laws and regulations may be changed by legislative, judicial, or administrative action, sometimes with retroactive effect.
Qualification as a Regulated Investment Company
Each Fund intends to qualify as a regulated investment company under Subchapter M of the Code. As a regulated investment company, a Fund is not subject to federal income tax on the portion of its net investment income (i.e., taxable interest, dividends and other taxable ordinary income, net of expenses) and net capital gain (i.e., the excess of long-term capital gains over short-term capital losses) that it distributes to shareholders, provided that it distributes at least the sum of 90% of its investment company taxable income (i.e., net investment income and the excess of net short-term capital gain over net long-term capital loss) and 90% of its tax-exempt income (net of expenses allocable thereto) for the taxable year (the “Distribution Requirement”) and satisfies certain other requirements of the Code that are described below. Distributions by a Fund made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year, will be considered distributions of income and gains for the taxable year and will therefore count toward satisfaction of the Distribution Requirement.
If a Fund has a net capital loss (i.e., an excess of capital losses over capital gains), the amount thereof may be carried forward and would retain its character as either a short-term capital loss or a long-term capital loss that can be used to offset such capital gains in future years. There is no limitation on the number of years to which net capital losses may be carried. However, the amount of capital loss that can be carried forward and used in any single year is subject to an annual limitation if there is a more than 50% “change in ownership” of the Fund.
The following table summarizes the capital loss carryforwards not subject to expiration for the applicable Funds as of June 30, 2023.

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Fund	Short-Term Amount	Long-Term Amount
VictoryShares US 500 Volatility Wtd ETF	$45,562,156	$45,112,280
VictoryShares US Small Cap Volatility Wtd ETF	$6,907,229	$4,260,465
VictoryShares International Volatility Wtd ETF	$3,582,609	$4,040,237
VictoryShares US Large Cap High Div Volatility Wtd ETF	$40,358,165	$28,594,170
VictoryShares US Small Cap High Div Volatility Wtd ETF	$63,291,454	$21,720,552
VictoryShares International High Div Volatility Wtd ETF	$6,374,794	$8,143,093
VictoryShares Dividend Accelerator ETF	$12,081,140	$11,107,203
VictoryShares US Multi-Factor Minimum Volatility ETF	$15,211,703	$4,320,254
VictoryShares US 500 Enhanced Volatility Wtd ETF	$110,451,880	$22,287,869
VictoryShares US EQ Income Enhanced Volatility Wtd ETF	$406,717,188	$34,816,735
VictoryShares US Discovery Enhanced Volatility Wtd ETF	$43,396,122	$1,788,208
VictoryShares Developed Enhanced Volatility Wtd ETF	$16,358,628	$9,195,981
VictoryShares Nasdaq Next 50 ETF	$31,560,968	$6,224,030
VictoryShares WestEnd U.S. Sector ETF	$1,203,430	$-
In addition to satisfying the Distribution Requirement, a regulated investment company must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company’s principal business of investing in stock or securities), other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies and net income from interests in qualified publicly traded partnerships (the “Income Requirement”).
A regulated investment company, in determining its investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) for any taxable year, may elect (unless it has made a taxable year election for excise tax purposes as discussed below, in which case different rules apply) to treat all or any part of certain net capital losses incurred after October 31 of a taxable year, and certain net ordinary losses incurred after October 31 or December 31 of a taxable year, as if they had been incurred in the succeeding taxable year.
In addition to satisfying the Income and Distribution Requirements described above, a Fund must satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of a Fund’s taxable year, at least 50% of the value of the Fund’s assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies and securities of other issuers (provided that, with respect to each issuer, the Fund has not invested more than 5% of the value of the Fund’s total assets in securities of each such issuer and the Fund does not hold more than 10% of the outstanding voting securities of each such issuer), and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. government securities and securities of other regulated investment companies), two or more issuers that the Fund controls and that are engaged in the same or similar trades or businesses (other than securities of other regulated investment companies), or the securities of one or more qualified publicly traded partnerships. Generally, an option (call or put) with respect to a security is treated as issued by the issuer of the security, not the issuer of the option. For purposes of asset diversification testing, obligations issued or guaranteed by certain agencies or instrumentalities of the U.S. government, such as the Federal Agricultural Mortgage Corporation, the FFCB, FHLB, FHLMC, FNMA, GNMA, and SLMA, are treated as U.S. government securities.
Certain Funds may invest in futures contracts, options on futures contracts and other similar investments that provide exposure to commodities such as gold or other precious metals, energy, or other commodities. Income or gain, if any, from such investments may not be qualifying income for purposes of the Income Requirements and a Fund’s investments in such instruments may not be treated as an investment in a “security” for purposes of the asset diversification test.
If for any taxable year a Fund does not qualify as a regulated investment company after taking into account cure provisions available for certain failures to so qualify (certain of which would result in the imposition of a tax on the Fund), all of its taxable income (including its net capital gain) will be subject to tax at the regular corporate rate without any deduction for distributions to shareholders and such distributions will be taxable to the shareholders as dividends to the extent of the Fund’s current and accumulated earnings and profits. Such distributions may be eligible for: (i) the dividends-received deduction, in the case of corporate shareholders; or (ii) treatment as “qualified dividend income,” in the case of non-corporate shareholders. In addition, to qualify again to be taxed as a regulated investment company in a subsequent year, the Fund would be required to distribute to shareholders its earnings and profits attributable to non-qualifying years. Further, if the Fund failed to qualify for a period greater than two taxable years, then, in order to qualify as a regulated investment company in a subsequent year, the Fund would be required to elect to recognize and pay tax on any net built-in gain (i.e., the excess of aggregate gain, including items of income, over aggregate loss that would have been realized if the Fund had been liquidated) or, alternatively, be subject to taxation on such built-in gain recognized for a period of five years.
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Excise Tax on Regulated Investment Companies
A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to at least the sum of (i) 98% of its ordinary taxable income for the calendar year and (ii) 98.2% of its capital gain net income for the one-year period ended on October 31 of such calendar year (or, with respect to capital gain net income, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year (a “taxable year election”)). Tax-exempt interest on municipal obligations is not subject to the excise tax. The balance of such income must be distributed during the next calendar year. For the foregoing purposes, any ordinary income or capital gain net income retained by a regulated investment company that is subject to corporate income tax will be treated as having been distributed during the taxable year ending in such calendar year.
Each Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. However, investors should note that a Fund may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.
Fund Investments
In general, gain or loss recognized by a Fund on the disposition of an asset will be a capital gain or loss. In addition, gain will be recognized as a result of certain constructive sales, including short sales “against the box.” However, gain recognized on the disposition of a debt obligation (including municipal obligations) purchased by a Fund at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount that accrued while the Fund held the debt obligation. In addition, under the rules of Code Section 988, gain or loss recognized on the disposition of a debt obligation denominated in a foreign currency or an option with respect thereto, and gain or loss recognized on the disposition of a foreign currency forward contract, futures contract, option or similar financial instrument, or of foreign currency itself, except for regulated futures contracts or non-equity options subject to Code Section 1256 (unless a Fund elects otherwise), generally will be treated as ordinary income or loss to the extent attributable to changes in foreign currency exchange rates.
Certain transactions that may be engaged in by a Fund (such as regulated futures contracts, certain foreign currency contracts and options on stock indexes and futures contracts) will be subject to special tax treatment as “Section 1256 Contracts.” Section 1256 Contracts are treated as if they are sold for their fair market value on the last business day of the taxable year, even though a taxpayer’s obligations (or rights) under such Section 1256 Contracts have not terminated (by delivery, exercise, entering into a closing transaction, or otherwise) as of such date. Any gain or loss recognized as a consequence of the year-end deemed disposition of Section 1256 Contracts is taken into account for the taxable year together with any other gain or loss that was recognized previously upon the termination of Section 1256 Contracts during that taxable year. Any capital gain or loss for the taxable year with respect to Section 1256 Contracts (including any capital gain or loss arising as a consequence of the year-end deemed sale of such Section 1256 Contracts) generally is treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. A Fund, however, may elect not to have this special tax treatment apply to Section 1256 Contracts that are part of a “mixed straddle” with other investments of the Fund that are not Section 1256 Contracts.
A Fund may enter into notional principal contracts, including interest rate swaps, caps, floors and collars. Treasury Regulations provide, in general, that the net income or net deduction from a notional principal contract for a taxable year is included in or deducted from gross income for that taxable year. The net income or deduction from a notional principal contract for a taxable year equals the total of all of the periodic payments (generally, payments that are payable or receivable at fixed periodic intervals of one year or less during the entire term of the contract) that are recognized from that contract for the taxable year, all of the non-periodic payments (including premiums for caps, floors and collars) that are recognized from that contract for the taxable year and any termination payments that are recognized from that contract for the taxable year. No portion of a payment by a party to a notional principal contract is recognized prior to the first year to which any portion of a payment by the counterparty relates. A periodic payment is recognized ratably over the period to which it relates. In general, a non-periodic payment must be recognized over the term of the notional principal contract in a manner that reflects the economic substance of the contract. A non-periodic payment that relates to an interest rate swap, cap, floor, or collar is recognized over the term of the contract by allocating it in accordance with the values of a series of cash-settled forward or option contracts that reflect the specified index and notional principal amount upon which the notional principal contract is based (or under an alternative method provided in Treasury Regulations). A termination payment is recognized in the year the notional principal contract is extinguished, assigned, or terminated (i.e., in the year the termination payment is made).
Income from options on individual securities written by a Fund will not be recognized by the Fund for tax purposes until an option is exercised or lapses. Any gain recognized by a Fund on the lapse of, or any gain or loss recognized by a Fund from a closing transaction with respect to, an option written by the Fund will be treated as a short-term capital gain or loss. If the Fund enters into a closing transaction, the difference between the premiums received and the amount paid by the Fund to close out its position will generally be treated as short-term capital gain or loss. If an option written by the Fund is exercised, thereby requiring the Fund to sell the underlying security, the premium will increase the amount realized upon the sale of the security, and the character of any gain on such sale of the underlying security as short-term or long-term capital gain will depend on the holding period of the Fund in the
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underlying security. Because the Fund will not have control over the exercise of the options it writes, such exercises or other required sales of the underlying securities may cause the Fund to realize gains or losses at inopportune times.
A Fund may purchase securities of certain foreign investment funds or trusts that constitute passive foreign investment companies (“PFICs”) for federal income tax purposes. If a Fund invests in a PFIC, it has three separate options. First, it may elect to treat the PFIC as a qualified electing fund (a “QEF”), in which event the Fund will each year have ordinary income equal to its pro rata share of the PFIC’s ordinary earnings for the year and long-term capital gain equal to its pro rata share of the PFIC’s net capital gain for the year, regardless of whether the Fund receives distributions of any such ordinary earnings or capital gains from the PFIC, and such amounts would be subject to the 90% and excise tax distribution requirements described above. In order to make this election with respect to a PFIC in which it invests, a Fund must obtain certain information from the PFIC on an annual basis, which the PFIC may be unwilling or unable to provide. Second, a Fund that invests in marketable stock of a PFIC may make a mark-to-market election with respect to such stock. Pursuant to such election, the Fund will include as ordinary income any excess of the fair market value of such stock at the close of any taxable year over the Fund’s adjusted tax basis in the stock. If the adjusted tax basis of the PFIC stock exceeds the fair market value of the stock at the end of a given taxable year, such excess will be deductible as ordinary loss in an amount equal to the lesser of the amount of such excess or the net mark-to-market gains on the stock that the Fund included in income in previous years. Solely for purposes of Code Sections 1291 through 1298, the Fund’s holding period with respect to its PFIC stock subject to the election will commence on the first day of the first taxable year beginning after the last taxable year for which the mark-to-market election applied. If the Fund makes the mark-to-market election in the first taxable year it holds PFIC stock, it will not incur the tax described below under the third option.
Finally, if a Fund does not elect to treat the PFIC as a QEF and does not make a mark-to-market election, then, in general, (1) any gain recognized by the Fund upon the sale or other disposition of its interest in the PFIC or any excess distribution received by the Fund from the PFIC will be allocated ratably over the Fund’s holding period of its interest in the PFIC stock, (2) the portion of such gain or excess distribution so allocated to the year in which the gain is recognized or the excess distribution is received shall be included in the Fund’s gross income for such year as ordinary income (and the distribution of such portion by the Fund to shareholders will be taxable as a dividend, but such portion will not be subject to tax at the Fund level), (3) the Fund shall be liable for tax on the portions of such gain or excess distribution so allocated to prior years in an amount equal to, for each such prior year, (i) the amount of gain or excess distribution allocated to such prior year multiplied by the highest corporate tax rate in effect for such prior year, plus (ii) interest on the amount determined under clause (i) for the period from the due date for filing a return for such prior year until the date for filing a return for the year in which the gain is recognized or the excess distribution is received, at the rates and methods applicable to underpayments of tax for such period, and (4) the distribution by the Fund to its shareholders of the portions of such gain or excess distribution so allocated to prior years (net of the tax payable by the Fund thereon) will be taxable to the shareholders as a dividend.
Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by the Fund may be treated as debt securities that are issued originally at a discount. Generally, the amount of the original issue discount (“OID”) is treated as interest income and is included in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. A portion of the OID includable in income with respect to certain high-yield corporate debt securities (including certain pay-in-kind securities) may be treated as a dividend for U.S. federal income tax purposes.
Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by the Fund in the secondary market may be treated as having market discount. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt security. Market discount generally accrues in equal daily installments. The Fund may make one or more of the elections applicable to debt securities having market discount, which could affect the character and timing of recognition of income.
A Fund that holds the foregoing kinds of securities may be required to pay out as an income distribution each year an amount, which is greater than the total amount of cash interest the Fund actually received. Such distributions may be made from the cash assets of the Fund or by liquidation of portfolio securities, if necessary (including when it is not advantageous to do so). The Fund may realize gains or losses from such liquidations. In the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution, if any, than they would in the absence of such transactions.
Gain or loss on the sale of securities by the Fund will generally be long-term capital gain or loss if the securities have been held by the Fund for more than one year. Gain or loss on the sale of securities held for one year or less will be short-term capital gain or loss.
The Fund may invest in preferred securities or other securities the federal income tax treatment of which may not be clear or may be subject to recharacterization by the Internal Revenue Service (“IRS”). To the extent the tax treatment of such securities or the income from such securities differs from the tax treatment expected by the Fund, it could affect the timing or character of income recognized by the Fund, potentially requiring the Fund to purchase or sell securities, or otherwise change its portfolio, in order to comply with the tax rules applicable to regulated investment companies under the Code.
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The Fund may invest a portion of its net assets in below investment grade securities. Investments in these types of securities may present special tax issues for the Fund. Federal income tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and interest and whether modifications or exchanges of debt obligations in a bankruptcy or workout context are taxable. These and other issues could affect the Fund’s ability to distribute sufficient income to preserve its status as a regulated investment company or to avoid the imposition of U.S. federal income or excise tax.
Fund Distributions
Each Fund anticipates distributing substantially all of its investment company taxable income for each taxable year. Such distributions will be treated as dividends for federal income tax purposes and may be taxable to non-corporate shareholders as long-term capital gains (a “qualified dividend”), provided that certain requirements, as discussed below, are met. Dividends received by corporate shareholders and dividends that do not constitute qualified dividends are taxable as ordinary income. The portion of dividends received from a Fund that are qualified dividends generally will be determined on a look-through basis. If the aggregate qualified dividends received by the Fund are less than 95% of the Fund’s gross income (as specially computed), the portion of dividends received from the Fund that constitute qualified dividends will be reported by the Fund and cannot exceed the ratio that the qualified dividends received by the Fund bears to its gross income. If the aggregate qualified dividends received by the Fund equal at least 95% of its gross income, then all of the dividends received from the Fund will constitute qualified dividends.
No dividend will constitute a qualified dividend (1) if it has been paid with respect to any share of stock that the Fund has held for less than 61 days (91 days in the case of certain preferred stock) during the 121-day period (181-day period in the case of certain preferred stock) beginning on the date that is 60 days (90 days in the case of certain preferred stock) before the date on which such share becomes ex-dividend with respect to such dividend, excluding for this purpose, under the rules of Code Section 246(c), any period during which the Fund has an option to sell, is under a contractual obligation to sell, has made and not closed a short sale of, is the grantor of an option to buy, or has otherwise diminished its risk of loss by holding other positions with respect to, such (or substantially identical) stock; (2) if the non-corporate shareholder fails to meet the holding period requirements set forth in (1) with respect to its shares in the Fund to which the dividend is attributable; or (3) to the extent that the Fund (or shareholder, as applicable) is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in property substantially similar or related to stock with respect to which an otherwise qualified dividend is paid.
Qualified dividends are, in general, dividends from taxable U.S. corporations and certain foreign corporations. Dividends from a foreign corporation may be qualified dividends if (1) the stock with respect to which the dividend is paid is readily tradable on an established securities market in the United States, (2) the foreign corporation is incorporated in a possession of the United States or (3) the foreign corporation is eligible for the benefits of a comprehensive income tax treaty with the United States that includes an exchange of information program (and that the Treasury Department determines to be satisfactory for these purposes). The Treasury Department has issued guidance identifying which treaties are satisfactory for these purposes. Notwithstanding the above, dividends received from a foreign corporation that for the taxable year of the corporation in which the dividend was paid, or the preceding taxable year, is a PFIC will not constitute qualified dividends.
Distributions attributable to dividends received by a Fund from domestic corporations will qualify for the 50% dividends-received deduction (“DRD”) for corporate shareholders only to the extent discussed below. Distributions attributable to dividends paid by a foreign corporation, a REIT or a corporation exempt from tax generally do not qualify for the DRD.
Ordinary income dividends paid by a Fund with respect to a taxable year may qualify for the 50% DRD generally available to corporations (other than corporations such as S corporations, which are not eligible for the deduction because of their special characteristics, and other than for purposes of special taxes such as the accumulated earnings tax and the personal holding company tax) to the extent of the amount of dividends received by the Fund from domestic corporations for the taxable year. No DRD will be allowed with respect to any dividend (1) if it has been received with respect to any share of stock that the Fund has held for less than 46 days (91 days in the case of certain preferred stock) during the 91-day period (181-day period in the case of certain preferred stock) beginning on the date that is 45 days (90 days in the case of certain preferred stock) before the date on which such share becomes ex-dividend with respect to such dividend, excluding for this purpose under the rules of Code Section 246(c) any period during which the Fund has an option to sell, is under a contractual obligation to sell, has made and not closed a short sale of, is the grantor of an option to buy, or has otherwise diminished its risk of loss by holding other positions with respect to, such (or substantially identical) stock; (2) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property; or (3) to the extent the stock on which the dividend is paid is treated as debt-financed under the rules of Code Section 246A. Moreover, the DRD for a corporate shareholder may be disallowed or reduced (1) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of the Fund or (2) by application of Code Section 246(b), which in general limits the DRD to 50% of the shareholder’s taxable income (determined without regard to the DRD and certain other items).
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If a Fund receives a dividend (other than a capital gain dividend) in respect of any share of REIT stock, then Fund dividends attributable to that REIT dividend income (as reduced by certain Fund expenses) may be reported by the Fund as eligible for the 20% deduction for “qualified REIT dividends” generally available to non-corporate shareholders under the Code. However, a dividend from a Fund may not be treated as a qualified REIT dividend (1) if it has been paid with respect to any share of REIT stock that the Fund has held for less than 46 days during the 91-day period beginning on the date that is 45 days before the date on which such share becomes ex-dividend with respect to such dividend, excluding for this purpose, under the rules of Code Section 246(c), any period during which the Fund has an option to sell, is under a contractual obligation to sell, has made and not closed a short sale of, is the grantor of an option to buy, or has otherwise diminished its risk of loss by holding other positions with respect to, such (or substantially identical) stock; (2) if the non-corporate shareholder fails to meet the holding period requirements set forth in (1) with respect to its shares in the Fund to which the dividend is attributable; or (3) to the extent that the Fund (or shareholder, as applicable) is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in property substantially similar or related to stock with respect to which an otherwise qualified dividend is paid.
A Fund may either retain or distribute to shareholders its net capital gain for each taxable year. Each Fund currently intends to distribute any such amounts. If net capital gain is distributed and reported as a capital gain dividend, it will be taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held his shares or whether such gain was recognized by the Fund prior to the date on which the shareholder acquired his shares. The Code provides, however, that under certain conditions none of the capital gain recognized upon a Fund’s disposition of domestic qualified “small business” stock will be subject to tax (with certain limitations).
Conversely, if a Fund elects to retain its net capital gain, the Fund will be subject to tax thereon (except to the extent of any available capital loss carryovers) at the corporate tax rates. If a Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders of record on the last day of its taxable year treated as if each received a distribution of his pro rata share of such gain, with the result that each shareholder will be required to report his pro rata share of such gain on his tax return as long-term capital gain, will receive a refundable tax credit for his pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for his shares by an amount equal to the deemed distribution less the tax credit. Organizations or persons not subject to U.S. federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by the Fund upon filing appropriate returns or claims for refund with the IRS.
Distributions by a Fund in excess of its current and accumulated earnings and profits will be treated as a tax-free return of capital to the extent of (and in reduction of) the shareholder’s tax basis in his shares; any excess will be treated as gain from the sale of his shares, as discussed below.
Distributions by a Fund will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund (if that option is available). Distributions reinvested in additional shares of the Fund through the means of a dividend reinvestment service, if available, will be taxable to shareholders acquiring the additional shares to the same extent as if such distributions had been received in cash. In addition, if the NAV at the time a shareholder purchases shares of a Fund reflects undistributed net investment income, recognized net capital gain, or unrealized appreciation in the value of the assets of the Fund, distributions of such amounts will be taxable to the shareholder in the manner described above, although such distributions economically constitute a return of capital to the shareholder.
Ordinarily, shareholders are required to take distributions by a Fund into account in the year in which the distributions are made. However, dividends declared in October, November, or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and paid by a Fund) on December 31 of such calendar year if such dividends are actually paid in January of the following year. In addition, certain other distributions made after the close of the Fund’s taxable year may be “spilled back” and treated as paid by the Fund (except for the purposes of the 4% nondeductible excise tax) during such taxable year. In such case, a shareholder will be treated as having received such dividends in the taxable year in which the distributions were actually made. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year.
Certain U.S. shareholders, including individuals and estates and trusts, are subject to an additional 3.8% Medicare tax on all or a portion of their “net investment income,” which should include dividends from a Fund and net gains from the disposition of shares of a Fund. U.S. shareholders are urged to consult their own tax advisers regarding the implications of the additional Medicare tax resulting from an investment in a Fund.
Each Fund will be required in certain cases to withhold and remit to the U.S. Treasury backup withholding taxes at the applicable rate on distributions paid to any shareholder (1) who has failed to provide a correct taxpayer identification number, (2) who is subject to backup withholding for failure to report the receipt of interest or dividend income properly, or (3) who has failed to certify to the Fund that it is not subject to backup withholding or is an “exempt recipient” (such as a corporation). Amounts withheld under the backup withholding rules will be allowed as a refund or a credit against a shareholder’s U.S. federal income tax liability provided the required information is furnished to the IRS.
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Sale of Shares
A shareholder will generally recognize gain or loss on the sale of shares of a Fund in an amount equal to the difference between the proceeds of the sale the shareholder’s adjusted tax basis in the shares. All or a portion of any loss may be disallowed if the shareholder purchases other shares of the same Fund within 30 days before or after the sale. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. In general, any gain or loss arising from (or treated as arising from) the sale of shares of a Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. However, any capital loss arising from the sale of shares held for six months or less will be disallowed to the extent of the amount of exempt-interest dividends received on such shares (unless the loss is with respect to shares of a Fund for which the holding period began after December 22, 2010, and the Fund declares exempt-interest dividends on a daily basis in an amount equal to at least 90% of its net tax-exempt interest and distributes such dividends at least monthly) and (to the extent not disallowed) will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on such shares. For these purposes, the special holding period rules of Code Section 246(c) (discussed above in connection with qualified dividends, qualified REIT dividends and the dividends-received deduction) generally will apply in determining the holding period of shares. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a noncorporate taxpayer, $3,000 of ordinary income.
Tax Shelter and Other Reporting Requirements
If a shareholder realizes a loss on the disposition of shares of a Fund of at least $2 million in any single taxable year or at least $4 million in any combination of taxable years for an individual shareholder, or at least $10 million in any single taxable year or at least $20 million in any combination of taxable years for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Shareholders should consult their tax advisers to determine the applicability of this requirement in light of their individual circumstances.
Foreign Taxation
Income received by a Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax treaties and conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of the value of a Fund’s total assets at the close of its taxable year consists of securities of foreign corporations, the Fund may be able to elect to “pass through” to the Fund’s shareholders the amount of eligible foreign income and similar taxes paid by the Fund. If this election is made, a shareholder generally subject to tax will be required to include in gross income (in addition to taxable dividends actually received) his or her pro rata share of the foreign taxes paid by the Fund, and may be entitled either to deduct (as an itemized deduction) his or her pro rata share of foreign taxes in computing his or her taxable income or to use it as a foreign tax credit against his or her U.S. federal income tax liability, subject to certain limitations. In particular, a shareholder must hold his or her shares (without protection from risk of loss) on the ex-dividend date and for at least 15 more days during the 30-day period surrounding the ex-dividend date to be eligible to claim a foreign tax credit with respect to a gain dividend. No deduction for foreign taxes may be claimed by a non-corporate shareholder who does not itemize deductions. Each shareholder will be notified days after the close of the Fund’s taxable year whether the foreign taxes paid by the Fund will “pass through” for that year.
Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder’s U.S. tax attributable to his or her total foreign source taxable income. For this purpose, if the pass-through election is made, the source of the Fund’s income will flow through to shareholders of the Fund. With respect to a Fund, gains from the sale of securities will be treated as derived from U.S. sources and certain currency fluctuation gains, including fluctuation gains from foreign currency-denominated debt securities, receivables and payables will be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income, and to certain other types of income. A shareholder may be unable to claim a credit for the full amount of his or her proportionate share of the foreign taxes paid by the Fund.
Foreign Shareholders
Taxation of a shareholder who, as to the United States, is a nonresident alien individual or foreign corporation (“foreign shareholder”), depends on whether the income from a Fund is “effectively connected” with a U.S. trade or business carried on by such shareholder.
If the income from a Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, subject to the discussion below with respect to “interest-related dividends” and “short-term capital gain dividends,” ordinary income dividends (including dividends that would otherwise be treated as qualified dividends to an applicable non-foreign shareholder) paid to such foreign shareholder would be subject to a 30% U.S. withholding tax (or lower applicable treaty rate) upon the gross amount of the dividend. Such foreign shareholder would generally be exempt from U.S. federal income tax, including withholding tax, on gains realized on the sale of shares of a Fund or capital gain dividends unless the foreign shareholder is a nonresident alien individual present in the United States for a period or periods aggregating 183 days or more during the calendar year.
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U.S. withholding tax generally does not apply to amounts properly designated by a Fund as an “interest-related dividend” or a “short-term capital gain dividend.” The aggregate amount treated as an interest-related dividend for a year is limited to the Fund’s qualified net interest income for the year, which is the excess of the sum of the Fund’s qualified interest income (generally, its U.S.-source interest income) over the deductions properly allocable to such income. The aggregate amount treated as a “short-term capital gain dividend” is limited to the excess of the Fund’s net short-term capital gain over its net long-term capital loss. In order to qualify for this exemption from withholding, a foreign investor needs to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN, W-8BEN-E or substitute Form). In the case of shares held through an intermediary, the intermediary may withhold even if the Fund reported the payment as qualified net interest income or qualified short-term capital gain. Foreign investors should contact their intermediaries with respect to the application of these rules to their accounts.
If the income from a Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then any dividends, and any gains realized upon the sale of shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations, and, if the foreign shareholder is a corporation, the shareholder may be subject to an additional “branch profits tax” imposed at the rate of 30% (or lower applicable treaty rate).
In the case of foreign noncorporate shareholders, a Fund may be required to withhold backup withholding taxes at the applicable rate on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholders furnish the Fund with proper notification of their foreign status.
Special rules may apply to a foreign shareholder receiving a Fund distribution if at least 50% of the Fund’s assets consist of interests in U.S. real property interests, including certain REITs and U.S. real property holding corporations (as defined in the Code and Treasury Regulations). Fund distributions that are attributable to gain from the disposition of a U.S. real property interest will be taxable as ordinary dividends and subject to withholding at a 30% or lower treaty rate if the foreign shareholder held no more than 5% of the Fund's shares at any time during the one-year period ending on the date of the distribution. If the foreign shareholder held at least 5% of the Fund's shares, the distribution would be treated as income effectively connected with a trade or business within the U.S. and the foreign shareholder would be subject to withholding tax at a rate of 21% and would generally be required to file a U.S. federal income tax return. Similar consequences would generally apply to a foreign shareholder's gain on the sale of Fund shares unless the Fund is domestically controlled (meaning that more than 50% of the value of the Fund's shares is held by U.S. shareholders) or the foreign shareholder owns no more than 5% of the Fund's shares at any time during the five-year period ending on the date of sale. Finally, a domestically controlled Fund may be required to recognize a portion of its gain on the in-kind distribution of certain U.S. real property interests. Foreign shareholders are urged to consult their own tax advisors concerning the particular tax consequences to them of an investment in the Fund.
Under the “Foreign Account Tax Compliance Act” and existing guidance thereunder, commonly known as “FATCA,” a 30% withholding tax on dividends paid by the Fund generally applies if paid to a foreign entity unless: (i) if the foreign entity is a “foreign financial institution” as defined under FATCA, the foreign entity undertakes certain due diligence, reporting, withholding, and certification obligations, (ii) if the foreign entity is not a “foreign financial institution,” it identifies certain of its U.S. investors or (iii) the foreign entity is otherwise excepted under FATCA. If withholding is required under FATCA on a payment related to any Fund distribution, investors that otherwise would not be subject to withholding (or that otherwise would be entitled to a reduced rate of withholding) on such payment generally will be required to seek a refund or credit from the IRS to obtain the benefit of such exemption or reduction. An intergovernmental agreement between the United States and an applicable foreign country, or future Treasury regulations or other guidance, may modify the foregoing requirements. The Funds will not pay any additional amounts in respect of amounts withheld under FATCA. Each investor should consult its tax adviser regarding the effect of FATCA based on its individual circumstances.
The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty might be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund, including the applicability of foreign taxes.
Cost Basis Reporting
A Fund is generally required by law to report to shareholders and the IRS on Form 1099-B “cost basis” information for shares of the Fund acquired on or after January 1, 2012, and sold or redeemed after that date. Upon a disposition of such shares, a Fund will be required to report the adjusted cost basis, the gross proceeds from the disposition, and the character of realized gains or losses attributable to such shares. These requirements do not apply to investments through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement plan. The “cost basis” of a share is generally its purchase price adjusted for returns of capital, and other corporate actions. “Cost basis” is used to determine whether a sale or other disposition of the shares results in a gain or loss.
The Fund will permit shareholders to elect among several IRS-accepted cost basis methods to determine the cost basis in their shares. If a shareholder does not affirmatively elect a cost basis method, then the Fund’s default cost basis calculation method, which is
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currently the average cost method, will be applied to their account. The cost basis method elected or applied may not be changed after the settlement date of a sale of shares.
If a shareholder holds shares through a broker, the shareholder should contact that broker with respect to the reporting of cost basis information.
Shareholders are urged to consult their tax advisers regarding specific questions with respect to the application of the new cost basis reporting rules and, in particular, which cost basis calculation method to elect.
Effect of Future Legislation, Foreign, State and Local Tax Considerations
The foregoing general discussion of U.S. federal income and excise tax consequences is based on the Code and the Treasury Regulations issued thereunder as in effect on the date of this SAI. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein and any such changes or decisions may have a retroactive effect.
Rules of foreign, state and local taxation of ordinary income dividends, qualified dividends, exempt-interest dividends and capital gain dividends from regulated investment companies may differ from the rules for U.S. federal income taxation described above. Shareholders are urged to consult their tax advisers as to the consequences of these and other foreign, state and local tax rules affecting an investment in a Fund.
ADDITIONAL INFORMATION
Description of Shares
As a Delaware statutory trust, the Trust need not hold regular annual shareholder meetings and, in the normal course, does not expect to hold such meetings. The Trust, however, must hold shareholder meetings for such purposes as, for example: (1) approving certain agreements as required by the 1940 Act; (2) changing fundamental investment objectives, policies, and restrictions of the Funds; and (3) filling vacancies on the Board of Trustees of the Trust in the event that less than a majority of the Trustees were elected by shareholders. Under the Trust’s Second Amended and Restated Agreement and Declaration of Trust dated February 26, 2019 (“Declaration of Trust”), each Trustee will continue in office until the termination of the Trust or his/her earlier death, incapacity, resignation, or removal. Vacancies may be filled by a majority of the remaining Trustees, except insofar as the 1940 Act may require the election by shareholders. Therefore, the Trust expects that there will be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders or unless matters arise requiring a vote of shareholders under the Declaration of Trust or the 1940 Act. At such time, the Trustees then in office will call a shareholders meeting. In addition, holders of record of not less than two-thirds of the outstanding shares of the Trust may remove a Trustee from office by a vote cast in person or by proxy at a shareholder meeting called for that purpose at the request of holders of 10% or more of the outstanding shares of the Trust. The Funds have the obligation to assist in such shareholder communications. Except as set forth above, Trustees will continue in office and may appoint successor Trustees.
The Declaration of Trust authorizes the Trustees to issue an unlimited number of shares, which are units of beneficial interest, with no par value. The Declaration of Trust authorizes the Trustees to divide or re-divide any unissued shares of the Trust into one or more additional series by setting or changing in any one or more aspects their respective preferences, conversion, or other rights, voting power, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption.
Shares have no subscription or preemptive rights and only such conversion or exchange rights as the Trustees may grant in their discretion. When issued for payment as described in the Prospectus and this SAI, the Trust’s shares will be fully paid and non-assessable. In the event of a liquidation or dissolution of the Trust, shares of a Fund are entitled to receive the assets available for distribution belonging to the Fund, and a proportionate distribution, based upon the relative asset values of the respective series, of any general assets not belonging to any particular series that are available for distribution. The Board may classify and reclassify the shares of a Fund into classes of shares at a future date.
Fund shareholders are entitled to one vote per share (with proportional voting for fractional shares) on such matters as shareholders are entitled to vote (“share-based voting”). Alternatively (except where the 1940 Act requires share-based voting), the Trustees in their discretion may determine that shareholders are entitled to one vote per dollar of NAV (with proportional voting for fractional dollar amounts). Shareholders of all series and classes will vote together as a single class on all matters except (1) when required by the 1940 Act or when the Trustees have determined that a matter affects one or more series or classes materially differently, shares shall be voted by individual series or class; and (2) when the Trustees have determined that the matter affects only the interests of a particular series or class, then only shareholders of such series or class shall be entitled to vote thereon.
There will normally be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees have been elected by the shareholders, at which time the Trustees then in office will call a shareholders’
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meeting for the election of Trustees. A meeting shall be held for such purpose upon the written request of the holders of not less than one-third of the outstanding shares. Upon written request by ten or more shareholders of record meeting the qualifications of Section 16(c) of the 1940 Act, (i.e., persons who have been shareholders of record for at least six months, and who hold shares having an NAV of at least $25,000 or constituting 1% of the outstanding shares, whichever is less) stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a Trustee, the Trust will provide a list of shareholders or disseminate appropriate materials (at the expense of the requesting shareholders). Except as set forth above, the Trustees shall continue to hold office and may appoint their successors.
The Declaration of Trust permits the Trustees to take certain actions without obtaining shareholder approval, if the Trustees determine that doing so would be in the best interests of shareholders. These actions include: (a) reorganizing a Fund with another investment company or another series of the Trust; (b) liquidating a Fund; (c) restructuring a Fund into a “master/feeder” structure, in which a Fund (the “feeder”) would invest all of its assets in a separate “master” fund; and (d) amending the Declaration of Trust, unless shareholder consent is required by law.
Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares, as defined under the 1940 Act, of the series affected by the matter. For purposes of determining whether the approval of a majority of the outstanding shares of a Fund will be required in connection with a matter, a Fund will be deemed to be affected by a matter unless it is clear that the interests of the Fund and any other series in the matter are identical, or that the matter does not affect any interest of other series of the Trust. Under Rule 18f-2, the approval of an investment advisory agreement or any change in investment policy would be effectively acted upon with respect to a Fund only if approved by a majority of the outstanding shares of the Fund. However, Rule 18f-2 also provides that the ratification of independent accountants, the approval of principal underwriting contracts, and the election of Trustees may be effectively acted upon by shareholders of the Trust voting without regard to series.
Shareholder and Trustee Liability
The Delaware Statutory Trust Act provides that a shareholder of a Delaware statutory trust shall be entitled to the same limitation of personal liability extended to shareholders of Delaware corporations and the Declaration of Trust provides that shareholders of the Trust shall not be liable for the obligations of the Trust. The Declaration of Trust also provides for indemnification out of the trust property of any shareholder held personally liable solely by reason of his or her being or having been a shareholder. The risk of a shareholder incurring financial loss on account of shareholder liability is considered to be extremely remote.
The Declaration of Trust states further that to the fullest extent permitted by Delaware law, no Trustee or officer of the Trust shall be personally liable in connection with the administration or preservation of the assets of the Funds or the conduct of the Trust’s business; nor shall any Trustee, officer, or agent be personally liable to any person for any action or failure to act except for his own bad faith, willful misfeasance, gross negligence, or reckless disregard of his duties. The Declaration of Trust also provides that all persons having any claim against the Trustees or the Trust shall look solely to the assets of the Trust for payment.
Derivative Actions Brought by Shareholders
Pursuant to the Declaration of Trust, a shareholder may bring a derivative action on behalf of the Trust only if the shareholder or shareholders first make a pre-suit demand upon the Trustees to bring the subject action unless an effort to cause the Trustees to bring such action is excused. A demand on the Trustees shall only be excused if a majority of the Board, or a majority of any committee established to consider the merits of such action, has a personal financial interest in the action at issue. A Trustee shall not be deemed to have a personal financial interest in an action or otherwise be disqualified from ruling on a shareholder demand by virtue of the fact that such Trustee receives remuneration from his service on the Board or on the boards of one or more investment companies managed by the Adviser or that share the same principal underwriter. For purposes of this requirement, the Board may designate a committee of one Trustee to consider a shareholder demand if necessary to create a committee with a majority of Trustees who do not have a personal financial interest in the transaction at issue.
Disclosure of Portfolio Holdings
The Board has adopted policies and procedures with respect to the disclosure of each Fund’s portfolio holdings by the Fund, the Adviser, or their affiliates. These policies and procedures provide that each Fund’s portfolio holdings information generally may not be disclosed to any party prior to the information becoming public. Certain limited exceptions are described below. These policies and procedures apply to disclosures to all categories of persons, including individual investors, institutional investors, intermediaries who sell shares of a Fund, third parties providing services to the Funds (accounting agent, print vendors, etc.), rating and ranking organizations (Lipper, Morningstar, etc.) and affiliated persons of the Funds.
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The Trust’s Chief Compliance Officer is responsible for monitoring each Fund’s compliance with these policies and procedures, and for providing regular reports (at least annually) to the Board regarding the adequacy and effectiveness of the policy and recommend changes, if necessary.
Public Disclosure
Each business day, each Fund’s portfolio holdings information will generally be provided for dissemination through the facilities of the National Securities Clearing Corporation (“NSCC”) and/or other fee-based subscription services to NSCC members and/or subscribers to those other fee-based subscription services, including Authorized Participants (as defined below), and to entities that publish and/or analyze such information in connection with the process of purchasing or redeeming Creation Units or trading shares of each Fund in the secondary market. This information typically reflects the Fund’s anticipated holdings on the current business day.
For in-kind creations, a basket composition file, which includes the names and quantities of Deposit Securities to deliver in exchange for a Creation Unit of shares, together with an estimated Cash Component for the current business day, will be publicly disseminated daily prior to the opening of the Exchange via the NSCC. The basket represents one Creation Unit of a Fund. The Trust and the Adviser will not disseminate non-public information concerning a Fund’s portfolio holdings. However, access to information concerning a Fund’s portfolio holdings may be permitted to personnel of third party service providers, including a Fund’s custodian, transfer agent, auditors, and counsel, as may be necessary to conduct business in the ordinary course in a manner consistent with such service providers’ agreements with the Trust on behalf of a Fund. From time to time, information concerning portfolio holdings other than portfolio holding information made available in connection with the Creation Unit process, as discussed above, may be provided to other entities that provide services to the Funds, including rating or raking organizations, in the ordinary course of business, no earlier than one business day following the date of the information.
The Funds also disclose their complete portfolio holdings in its annual and semiannual reports to shareholders, which are sent to shareholders no later than 60 days after the relevant fiscal period (June 30th and December 31st, respectively) and are available on the Funds’ website, VictorySharesLiterature.com. The Funds also file their complete portfolio holdings with the SEC for the first and third fiscal quarters on Form N-PORT. You can find these filings on the SEC’s website, www.sec.gov.
Non-Public Disclosures
The Adviser may authorize the disclosure of non-public portfolio holdings information under certain limited circumstances. The Funds’ policies provide that non-public disclosures of a Fund’s portfolio holdings may only be made if: (i) the Fund has a “legitimate business purpose” (as determined by the President of the Trust) for making such disclosure; and (ii) the party receiving the non-public information enters into a confidentiality agreement, which includes a duty not to trade on the non-public information and describes any compensation to be paid to the Fund or any “affiliated person” of the Adviser or Distributor, including any arrangement to maintain assets in the Fund or in other investment companies or accounts managed by the Adviser or by any “affiliated person” of the Adviser or Distributor.
The Adviser will consider any actual or potential conflicts of interest between the Adviser and a Fund’s shareholders and will act in the best interest of the Fund’s shareholders with respect to any such disclosure of portfolio holdings information. If a potential conflict can be resolved in a manner that does not present detrimental effects to Fund shareholders, the Adviser may authorize release of portfolio holdings information. Conversely, if the potential conflict cannot be resolved in a manner that does not present detrimental effects to Fund shareholders, the Adviser will not authorize such release.
Expenses
Unless agreed upon otherwise with a third party, all expenses incurred in administration of the Funds will be charged to a particular Fund, including investment management fees; fees and expenses of the Board; interest charges; taxes; brokerage commissions; expenses of valuing assets; expenses of continuing registration and qualification of the Funds and the shares under federal and state law; share issuance expenses; fees and disbursements of independent accountants and legal counsel; fees and expenses of custodians, including, transfer agents and shareholder account servicing organizations; expenses of preparing, printing and mailing prospectuses, reports, proxies, notices and statements sent to shareholders; expenses of shareholder meetings; costs of investing in underlying funds; and insurance premiums. The Funds are also liable for nonrecurring expenses, including litigation to which they may from time to time be a party. Expenses incurred for the operation of a particular Fund, including the expenses of communications with its shareholders, are paid by that Fund.
Legal Counsel
Sidley Austin LLP, 787 Seventh Avenue, New York, New York 10019, serves as counsel to the Trust.
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Independent Registered Public Accounting Firm
Cohen & Company, Ltd., located at 1350 Euclid Avenue, Suite 800, Cleveland, OH 44115, serves as the independent registered public accounting firm for the Funds.
Miscellaneous
As used in the Prospectuses and in this SAI, “assets belonging to a fund” (or “assets belonging to the Fund”) means the consideration received by the Trust upon the issuance or sale of shares of a Fund, together with all income, earnings, profits and proceeds derived from the investment thereof, including any proceeds from the sale, exchange, or liquidation of such investments and any funds or payments derived from any reinvestment of such proceeds and any general assets of the Trust, which general liabilities and expenses are not readily identified as belonging to a particular series that are allocated to that series by the Trustees. The Trustees may allocate such general assets in any manner they deem fair and equitable. It is anticipated that the factor that will be used by the Trustees in making allocations of general assets to a particular series will be the relative NAV of each respective series at the time of allocation. Assets belonging to a particular series are charged with the direct liabilities and expenses in respect of that series and with a share of the general liabilities and expenses of each of the series not readily identified as belonging to a particular series, which are allocated to each series in accordance with its proportionate share of the NAVs of the Trust at the time of allocation. The timing of allocations of general assets and general liabilities and expenses of the Trust to a particular series will be determined by the Trustees and will be in accordance with generally accepted accounting principles. Determinations by the Trustees as to the timing of the allocation of general liabilities and expenses and as to the timing and allocable portion of any general assets with respect to a particular series are conclusive.
As used in the Prospectuses and in this SAI, a “vote of a majority of the outstanding shares” of the Fund means the affirmative vote of the lesser of (a) 67% or more of the shares of the Fund present at a meeting at which the holders of more than 50% of the outstanding shares of the Fund are represented in person or by proxy, or (b) more than 50% of the outstanding shares of the Fund.
Each Prospectus and this SAI are not an offering of the securities described in these documents in any state in which such offering may not lawfully be made. No salesperson, dealer, or other person is authorized to give any information or make any representation other than those contained in a Prospectus and this SAI.
While this SAI and each Prospectus describe pertinent information about the Trust and the Funds, neither this SAI nor any Prospectus represents a contract between the Trust or a Fund and any shareholder.
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VICTORYSHARES
STATEMENT OF ADDITIONAL INFORMATION
November 1, 2023

Fund	Ticker
VictoryShares US Value Momentum ETF	ULVM
VictoryShares US Small Mid Cap Value Momentum ETF	USVM
VictoryShares International Value Momentum ETF	UIVM
VictoryShares Emerging Markets Value Momentum ETF	UEVM
VictoryShares Short-Term Bond ETF	USTB
(formerly VictoryShares USAA Core Short Term Bond ETF)
VictoryShares Core Intermediate Bond ETF	UITB
(formerly VictoryShares USAA Core Intermediate-Term Bond ETF)
VictoryShares Free Cash Flow ETF	VFLO
(each a “Fund” and together, the “Funds”)
Each Fund is a series of Victory Portfolios II (the “Trust”)
Listed and traded on:
The Nasdaq Stock Market LLC
This Statement of Additional Information (“SAI”) is not a prospectus and should be read in conjunction with each Fund’s prospectus, dated November 1, 2023, as it may be amended or supplemented from time to time (each, a “Prospectus”). This SAI is incorporated by reference in its entirety into each Prospectus. Copies of the Prospectus of each Fund can be obtained without charge upon request made to Victory Funds, P.O. Box 182593, Columbus, OH 43218-2593, at VictorySharesLiterature.com or by calling toll free 1-866-376-7890.
The financial statements for each Fund and the Independent Registered Public Accounting Firm's Report thereon for the fiscal year ended June 30, 2023, are included in the respective Fund's annual report to shareholders of that date and are incorporated herein by reference. The annual report to shareholders is available, without charge, on the Fund’s website at VictorySharesLiterature.com or by writing to the address or calling the Trust at the above address or toll-free phone number.

GENERAL INFORMATION
The Funds are each diversified series of the Trust (formerly named “Compass EMP Funds Trust”), a Delaware statutory trust organized on April 11, 2012. The Trust is registered as an open-end management investment company. The Trust currently consists of 26 series of beneficial interests (“shares”). This SAI relates to the shares of seven series of the Trust (each a “Fund,” and collectively, the “Funds”).
Victory Capital Management Inc. (the “Adviser” or “Victory Capital”) is the Funds’ investment adviser. Each Fund’s investment objective(s), restrictions and policies are more fully described below and in the Fund’s Prospectus. The Trust’s Board of Trustees (the “Board” or “Trustees”) may organize and offer shares of a new fund or liquidate a Fund at any time.
Much of the information contained in this SAI expands on subjects discussed in each Fund’s Prospectus. Capitalized terms not defined herein are used as defined in the Prospectuses. No investment in shares of a Fund should be made without first reading that Fund’s Prospectus.
The VictoryShares US Value Momentum ETF, VictoryShares US Small Mid Cap Value Momentum ETF, VictoryShares International Value Momentum ETF, VictoryShares Emerging Markets Value Momentum ETF, and VictoryShares Free Cash Flow ETF (“Free Cash Flow Fund”) are referred to collectively in this SAI as the “Index Funds.”
The VictoryShares International Value Momentum ETF and VictoryShares Emerging Markets Value Momentum ETF are sometimes referred to collectively in this SAI as the “International Funds.”
The VictoryShares Short-Term Bond ETF and VictoryShares Core Intermediate Bond ETF are referred to collectively in this SAI as the “Bond Funds.”
The Funds’ shares (with the exception of the Free Cash Flow Fund) are offered at net asset value (“NAV”) only in aggregations of 50,000 shares (each a “Creation Unit”). The Free Cash Flow Fund’s shares are offered at NAV only in aggregations of 10,000 shares per Creation Unit. The Funds will issue and redeem Creation Units principally in exchange for a basket of securities (the “Deposit Securities”), together with the deposit of a specified cash payment (the “Cash Component”), plus a transaction fee. For the Index Funds, the Deposit Securities include securities in the respective Fund’s underlying index. For the Bond Funds, each Fund may issue and redeem Creation Units in exchange for a specified all-cash payment (“Cash Deposit”). The Funds are approved for listing on the exchange operated by Nasdaq Stock Market LLC (the “Exchange”). Shares trade on the Exchange at market prices that may be below, at, or above NAV. The Trust reserves the right to adjust the prices of shares in the future to maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of the applicable Fund.
Shares of each Fund are listed for trading and trade throughout the day on the Exchange.
In order to provide additional information regarding the indicative value of shares of the Index Funds, the Exchange or a market data vendor will disseminate every 15 seconds through the facilities of the Consolidated Tape Association or other widely disseminated means an updated “intraday indicative value” (“IIV”) for the Funds as calculated by an information provider or market data vendor. The Trust is not involved in or responsible for any aspect of the calculation or dissemination of the IIV and makes no representation or warranty as to the accuracy of the IIV.
INVESTMENT OBJECTIVES, POLICIES, AND LIMITATIONS
Investment Objectives
Each Fund’s investment objective is non-fundamental, meaning it may be changed by a vote of the Trustees without a vote of the holders of a majority of the Fund’s outstanding voting securities. There can be no assurance that a Fund will achieve its investment objective.
Investment Policies and Limitations of the Funds
Unless a policy of a Fund is expressly deemed to be a fundamental policy, changeable only by an affirmative vote of the holders of a majority of that Fund’s outstanding voting securities, the Fund’s policies are non-fundamental and may be changed without a shareholder vote.
A Fund may, following notice to its shareholders, employ other investment practices that presently are not contemplated for use by the Fund or that currently are not available but that may be developed to the extent such investment practices are both consistent with the Fund’s investment objective and legally permissible for the Fund. Such investment practices, if they arise, may involve risks that exceed those involved in the activities described in the Fund’s Prospectus.
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A Fund’s classification and sub-classification is a matter of fundamental policy. Each Fund is classified as an open-end investment company. Each Fund is sub-classified as a diversified investment company, which under the Investment Company Act of 1940, as amended (“1940 Act”) means that, with respect to 75% of a Fund’s total assets, the Fund may not invest in securities of any issuer if, immediately after such investment, (i) more than 5% of the total assets of the Fund (taken at current value) would be invested in the securities of that issuer or (ii) more than 10% of the outstanding voting securities of the issuer would be held by the Fund (this limitation does not apply to obligations of the U.S. government, its agencies or instrumentalities, and securities of other investment companies). A diversified fund is not subject to this limitation with respect to the remaining 25% of its total assets. In addition, each Fund has elected to qualify as a “regulated investment company” under the United States Internal Revenue Code of 1986, as amended (the “Code”). To qualify as a regulated investment company, the Funds must meet certain diversification requirements as determined at the close of each quarter of each taxable year. The Code’s diversification test is described in “TAXES.”
The policies and limitations stated in this SAI supplement the Funds’ investment policies set forth in each Fund’s Prospectus. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of a Fund’s assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the Fund’s acquisition of such security or other asset except in the case of borrowing (or other activities that may be deemed to result in the issuance of a “senior security” under the 1940 Act). Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with a Fund’s investment policies and limitations. If the value of a Fund’s holdings of illiquid investments at any time exceeds the percentage limitation applicable at the time of acquisition due to subsequent fluctuations in value or other reasons, the Board will consider what actions, if any, are appropriate to maintain adequate liquidity.
Fundamental Investment Policies and Limitations of the Funds
The following investment limitations are fundamental and may not be changed without the affirmative vote of the holders of a majority of the Fund’s outstanding shares, as defined under the 1940 Act. As used in the Prospectuses and in this SAI, a “vote of a majority of the outstanding shares” of the Fund means the affirmative vote of the lesser of (a) 67% or more of the shares of the Fund present at a meeting at which the holders of more than 50% of the outstanding shares of the Fund are represented in person or by proxy or (b) more than 50% of the outstanding shares of the Fund. Portions of the Funds’ fundamental investment restrictions (e.g., references to “except as permitted under the 1940 Act, and as interpreted or modified from time to time by regulatory authorities having jurisdiction”) provide the Funds with flexibility to change limitations in connection with changes in applicable law, rules, regulations or exemptive relief. The language used in these restrictions provides the necessary flexibility to allow the Board of Trustees to respond efficiently to these kinds of developments without the delay and expense of a shareholder meeting.
Senior Securities
None of the Funds may issue senior securities, except as permitted under the 1940 Act, and as interpreted or modified from time to time by regulatory authorities having jurisdiction.
This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Fund, provided that the Fund’s engagement in such activities is consistent with or permitted by the 1940 Act, the rules and regulations promulgated thereunder or interpretations of the Securities and Exchange Commission (“SEC”) or its staff.
Rule 18f-4 under the 1940 Act permits a Fund to enter into Derivatives Transactions (as defined below) and certain other transactions notwithstanding the restrictions on the issuance of “senior securities” under Section 18 of the 1940 Act. Section 18 of the 1940 Act, among other things, prohibits open-end funds, including the Funds, from issuing or selling any “senior security,” other than borrowing from a bank (subject to a requirement to maintain 300% “asset coverage”).
Under Rule 18f-4, “Derivatives Transactions” include the following: (1) any swap, security-based swap (including a contract for differences), futures contract, forward contract, option (excluding purchased options), any combination of the foregoing, or any similar instrument, under which the Fund is or may be required to make any payment or delivery of cash or other assets during the life of the instrument or at maturity or early termination, whether as margin or settlement payment or otherwise; (2) any short sale borrowing; (3) reverse repurchase agreements and similar financing transactions (e.g., recourse and non-recourse tender option bonds, and borrowed bonds), if the Fund elects to treat these transactions as Derivatives Transactions under Rule 18f-4; and (4) when-issued or forward-settling securities (e.g., firm and standby commitments, including to-be-announced (“TBA”) commitments, and dollar rolls) and non-standard settlement cycle securities, unless a Fund intends to physically settle the transaction and the transaction will settle within 35 days of its trade date.
Unless a Fund is relying on the Limited Derivatives User Exception (as defined below), a Fund must comply with Rule 18f-4 with respect to its Derivatives Transactions. Rule 18f-4, among other things, requires the Funds to adopt and implement a comprehensive written derivatives risk management program (“DRMP”) and comply with a relative or absolute limit on Fund leverage risk calculated
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based on value-at-risk (“VaR”). The DRMP is administered by a “derivatives risk manager,” who is appointed by the Board, including a majority of Independent Trustees, and periodically reviews the DRMP and reports to the Board.
Rule 18f-4 provides an exception from the DRMP, VaR limit and certain other requirements if a Fund’s “derivatives exposure” (as defined in Rule 18f-4) is limited to 10% of its net assets (as calculated in accordance with Rule 18f-4) and the Fund adopts and implements written policies and procedures reasonably designed to manage its derivatives risks (the “Limited Derivatives User Exception”). As of the date of this SAI, the Funds rely on the Limited Derivatives User Exception.
Borrowing
None of the Funds may borrow money, except as permitted under the 1940 Act, or by order of the SEC and as interpreted or modified from time to time by regulatory authorities having jurisdiction.
A Fund’s ability to borrow money is limited by its investment policies and limitations, by the 1940 Act, and by applicable exemptions, no action letters, interpretations, and other pronouncements issued from time to time by regulatory authorities, including the SEC and its staff. Under the 1940 Act, a Fund is required to maintain continuous asset coverage (that is, total assets including the proceeds of borrowings, less liabilities excluding borrowings) of not less than 300% of the amount borrowed, with an exception for borrowings not in excess of 5% of the fund’s total assets made for temporary purposes. Any borrowings for temporary purposes in excess of 5% are subject to the minimum 300% asset coverage requirement. If the value of the assets set aside to meet the 300% asset coverage were to decline below 300% due to market fluctuations or other causes, a Fund may be required to sell some of its portfolio holdings within three days (excluding Sundays and holidays) to reduce the debt and comply with the 300% minimum asset coverage requirement, even in circumstances where it is considered disadvantageous from an investment perspective to sell securities at that time or at the prices then available.
Underwriting, Purchasing Securities on Margin, or Participating on a Joint Basis
None of the Funds may underwrite securities issued by others, except to the extent that a Fund may be considered an underwriter within the meaning of the Securities Act of 1933 (the “1933 Act”), in the disposition of restricted securities.
Real Estate
None of the Funds may purchase or sell real estate unless acquired as a result of direct ownership of securities or other instruments. This restriction shall not prevent any of these Funds from investing in the following: (i) securities or other instruments backed by real estate; (ii) securities of real estate operating companies; or (iii) securities of companies engaged in the real estate business, including real estate investment trusts. This restriction does not preclude any of these Funds from buying securities backed by mortgages on real estate or securities of companies engaged in such activities.
Concentration
A Bond Fund may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of the Fund’s total assets would be invested in the securities of companies whose principal business activities are in the same industry or group of industries.
An Index Fund will concentrate to approximately the same extent that its underlying index concentrates in the stocks of such particular industry or group of industries.
With respect to the Funds’ concentration policies as described above, the Adviser, where applicable, may determine an “industry” by using various recognized industry classification services including, but not limited to, industry classifications established by S&P, Bloomberg L.P. and Frank Russell Company, with certain modifications. The Adviser classifies municipal obligations by projects with similar characteristics, such as toll road revenue bonds, housing revenue bonds, or higher education revenue bonds.
Commodities
None of the Funds may purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Fund from purchasing or selling options, futures contracts or other derivatives instruments, or from investing in securities or other instruments backed by physical commodities).
Lending
None of the Funds may make loans, except as permitted under the 1940 Act, and as interpreted or modified from time to time by regulatory authorities having jurisdiction. Generally, the 1940 Act prohibits loans if a fund’s investment policies do not permit loans, and if the loans are made, directly or indirectly, to persons deemed to control or to be under common control with the registered investment company.
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Non-Fundamental Investment Policies and Limitations of the Funds
The following investment restrictions are non-fundamental and may be changed by a vote of a majority of the Trustees:
Each Fund has an investment policy that requires it to invest at least 80% of its assets in the type of security, or index, suggested by its name. To the extent required by SEC rules, each such policy may be changed only upon at least 60 days’ prior written notice to the applicable Fund’s shareholders.
No Fund may purchase the securities of any registered open-end investment company or registered unit investment trust in reliance on Section 12(d)(1)(F) or Section 12(d)(1)(G) of the 1940 Act, which permits operation as a “fund of funds.” Except as provided in the next paragraph and below in “Securities of Other Investment Companies,” none of the Funds may: (1) invest more than 5% of its total assets in the securities of any one investment company; (2) own more than 3% of the securities of any one investment company; or (3) invest more than 10% of its total assets in the securities of other investment companies.
Temporary Defensive Policy
Each Bond Fund may, on a temporary basis because of market, economic, political, or other conditions, invest up to 100% of its assets in investment-grade, short-term debt instruments. Such securities may consist of obligations of the U.S. government, its agencies or instrumentalities, and repurchase agreements secured by such instruments; certificates of deposit of domestic banks having capital, surplus, and undivided profits in excess of $100 million; bankers’ acceptances of similar banks; commercial paper and other corporate debt obligations.
The Index Funds generally pursue their investment objectives regardless of market conditions and do not take defensive positions.
VETTAFI VICTORY INDEX
Index Provider
The Victory U.S. Large Cap Free Cash Flow Index (the “Index”) is currently administered, calculated, and published by an unaffiliated third party, VettaFi LLC (the “Index Provider”). The Index Provider calculates and disseminates the Index on a daily basis. A description of the Index is provided in the Fund’s Prospectus under “Principal Investment Strategies,” and additional details about the Index is provided below.
The Adviser may consult with the Index Provider from time to time concerning an Index methodology, but the Index Provider alone makes all decisions with respect to any changes to the methodology.
Quarterly Index Reconstitution Dates
The Index is reconstituted periodically during the year according to a prescribed schedule. In conjunction with each reconstitution date, the Index’s rules are applied to its universe of publicly traded securities in order to determine which securities are eligible for inclusion in the Index. New securities are added to the Index only on reconstitution dates and only securities that comply with the Index methodology are eligible to be included in an Index. Securities that no longer meet eligibility for the Index on the reconstitution date are omitted. The Index Provider is solely responsible for the nature and extent of any reconstitution of the Index.
Index Maintenance
The Index Provider maintains the Index throughout the year and includes monitoring and adjusting the Index for company additions and deletions, stock splits, corporate restructurings, and other corporate actions. Corporate actions generally are implemented after the close of trading on the day prior to the ex-date of such corporate actions. A security also may be removed from the Index in between rebalancing dates if it no longer represents an investable asset due to legal constraints or other independent factors. In response to market conditions that occur between rebalancing dates, the Index’s country and sector weights may fluctuate above or below a specified cap between annual Index screening dates.
Changes to the Index Methodology
The Index is governed by a rules-based methodology. To the extent possible, material changes to the methodology will be publicly disclosed to shareholders prior to implementation. The Index Provider is solely responsible for the nature and extent of any changes to the Index.
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No Guarantee or Warranty; Index Errors
Neither the Index Provider, the Adviser nor the Fund make any representation or warranty, express or implied, to the Fund’s shareholders or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the Index to track general stock market performance. The Index Provider has no obligation to take the needs of the Fund or Fund’s shareholders into consideration in determining, composing, or calculating the Index.
Neither the Index Provider, the Adviser nor the Fund guarantee the accuracy, completeness, or performance of the Index or the data included therein and shall have no liability in connection with the Index or Index calculation, including any errors or omissions in calculating the Index. Errors made by the Index Provider with respect to the quality, accuracy, and completeness of the data within the Index may occur from time to time and may not be identified and corrected for a period of time, if at all. Therefore, gains, losses or costs associated with errors will be borne by the Fund and its shareholders.
INVESTMENT PRACTICES, INSTRUMENTS, AND RISKS
In addition to the principal investment strategies and the principal risks of the Funds described in each Prospectus, each Fund may, but will not necessarily, employ other investment practices and may be subject to additional risks which are described further below. Because the following is a combined description of investment strategies and risks for all of the Funds, certain strategies and/or risks described below may not apply to every Fund. Unless a strategy or policy described below is specifically prohibited with respect to a particular Fund by the investment restrictions listed in the Prospectus, under “Investment Objectives Policies and Limitations” in this SAI, or by applicable law, a Fund may, but will not necessarily, engage in each of the practices described below.
Adjustable-Rate Securities
Each Fund may invest in adjustable-rate securities. The interest on an adjustable-rate security fluctuates periodically. Generally, the security’s yield is based on a U.S. dollar-based interest-rate benchmark such as the Federal Funds Rate, the 90-day U.S. Treasury bill rate, or the London Interbank Offered Rate (“LIBOR”) or its replacement. The yields on these securities are reset on a periodic basis (for example, daily, weekly, or quarterly) or upon a change in the benchmark interest rate. The yields are closely correlated to changes in money market interest rates.
Asset-Backed Securities
Each Fund may invest in asset-backed securities (“ABS”). ABS represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, such as credit card, motor vehicle, or trade receivables. They may be pass-through certificates, which have characteristics very similar to mortgage-backed securities, discussed below. Such pass-through certificates may include equipment trust certificates (“ETC”) secured by specific equipment, such as airplanes and railroad cars. ETC securities also may be enhanced by letters of credit. An ABS may also be in the form of asset-backed commercial paper, which is issued by a special purpose entity, organized solely to issue the commercial paper and to purchase interests in the assets.
The credit quality of ABS depends primarily on the quality of the underlying assets, the rights of recourse available against the underlying assets and/or the issuer, the level of credit enhancement, if any, provided for the securities, and the credit quality of the credit-support provider, if any. To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default ensures payment through insurance policies or letters of credit obtained by the issuer or sponsor from third parties. A Fund will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated credit support or failure of the credit support could adversely affect the return on an investment in such a security. In addition, the risk of default by borrowers is greater during times of rising interest rates and/or unemployment rates and generally is higher in the case of asset pools that include subprime assets.
ABS may be subject to interest rate risk and prepayment risk. In a period of declining interest rates, borrowers may prepay the underlying assets more quickly than anticipated, thereby reducing the yield to maturity and the average life of the asset-backed securities. Moreover, when a Fund reinvests the proceeds of a prepayment in these circumstances, it will likely receive a rate of interest that is lower than the rate on the security that was prepaid. In a period of rising interest rates, prepayments of the underlying assets may occur at a slower than expected rate, creating maturity extension risk. This particular risk may effectively change a security that was considered short- or intermediate-term at the time of purchase into a longer-term security. Since the value of longer-term securities generally fluctuates more widely in response to changes in interest rates than does the value of shorter-term securities, maturity
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extension risk could increase the volatility of a Fund. The weighted average life of such securities is likely to be substantially shorter than their stated final maturity as a result of scheduled principal payments and unscheduled principal prepayments.
Bonds
Each Fund may invest in bonds, which are fixed or variable-rate debt obligations, including bills, notes, debentures, money market instruments and similar instruments and securities. Mortgage- and asset-backed securities are types of bonds, and certain types of income-producing, non-convertible preferred stocks may be treated as bonds for investment purposes. Bonds generally are used by corporations, governments, and other issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and normally must repay the amount borrowed on or before maturity. Many preferred stocks and some bonds are “perpetual” in that they have no maturity date. Bonds are subject to interest rate risk and credit risk. Interest rate risk generally is the risk that interest rates will rise and that, as a result, bond prices will fall, lowering the value of a fund’s investments in bonds. In general, bonds with longer durations are more sensitive to interest rate changes than bonds with shorter durations. Credit risk, generally, is the risk that an issuer may be unable or unwilling to pay interest and/or principal on the bond. Credit risk can be affected by many factors, including adverse changes in the issuer’s own financial condition or in economic conditions.
Calculation of Dollar-Weighted Average Portfolio Maturity
Dollar-weighted average portfolio maturity is derived by multiplying the value of each debt instrument by the number of days remaining to its maturity, adding these calculations, and then dividing the total by the value of a Fund’s debt instruments. An obligation’s maturity is typically determined on a stated final maturity basis, although there are some exceptions to this rule.
With respect to obligations held by a Fund, if it is probable that the issuer of an instrument will take advantage of a maturity-shortening device, such as a call, refunding, or redemption provision, the date on which the instrument will probably be called, refunded, or redeemed may be considered to be its maturity date. Also, the maturities of mortgage-backed securities, some ABS, and securities subject to sinking fund arrangements are determined on a weighted average life basis, which is the average time for principal to be repaid. For mortgage-backed securities and some ABS, this average time is calculated by assuming prepayment rates of the underlying loans. These prepayment rates can vary depending upon the level and volatility of interest rates. This, in turn, can affect the weighted average life of the security. The weighted average lives of these securities will be shorter than their stated final maturities. In addition, for purposes of a Fund’s investment policies, an instrument will be treated as having a maturity earlier than its stated maturity date if the instrument has technical features such as puts or demand features that, in the judgment of the Adviser, will result in the instrument being valued in the market as though it has the earlier maturity.
Finally, for purposes of calculating the dollar-weighted average portfolio maturity of a Fund, the maturity of a debt instrument with a periodic interest reset date will be deemed to be the next reset date, rather than the remaining stated maturity of the instrument if, in the judgment of the Adviser, the periodic interest reset features will result in the instrument’s being valued in the market as though it has the earlier maturity.
Certificates of Deposit and Bankers’ Acceptances
Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity.
A Fund may invest in insured bank obligations. The Federal Deposit Insurance Corporation (“FDIC”) insures the deposits of federally insured banks and savings and loan associations (collectively referred to as “banks”) up to $250,000. A Fund may purchase bank obligations that are fully insured as to principal by the FDIC. Currently, to remain fully insured as to principal, these investments must be limited to $250,000 per bank; if the principal amount and accrued interest together exceed $250,000, the excess principal and accrued interest will not be insured. Insured bank obligations may have limited marketability.
Bankers’ acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.
Commercial Paper
Each Fund may invest in commercial paper, which consists of short-term (usually from one to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. A variable amount master demand note (which is a type of
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commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender pursuant to which the lender may determine to invest varying amounts.
Investments in commercial paper are subject to the risk the issuer cannot issue enough new commercial paper to satisfy its outstanding commercial paper, also known as rollover risk. Commercial paper may become illiquid or may suffer from reduced liquidity in certain circumstances. Like all fixed income securities, commercial paper prices are susceptible to fluctuations in interest rates. If interest rates rise, commercial paper prices will decline. The short-term nature of a commercial paper investment makes it less susceptible to interest rate risk than many other fixed income securities because interest rate risk typically increases as maturity lengths increase.
Commercial paper tends to yield smaller returns than longer-term corporate debt because securities with shorter maturities typically have lower effective yields than those with longer maturities. As with all fixed income securities, there is a chance that the issuer will default on its commercial paper obligation.
Commodity-Linked Notes
Each Fund may invest in commodity-linked notes, which are a type of structured note. Commodity-linked notes are privately negotiated structured debt securities indexed to the return of an index such as the Dow Jones-UBS Commodity Index Total Return, which is representative of the commodities market. They are available from a limited number of approved counterparties, and all invested amounts are exposed to the dealer’s credit risk. Commodity-linked notes may be leveraged. For example, if a Fund invests $100 in a three-times leveraged commodity-linked note, it will exchange $100 principal with the dealer to obtain $300 exposure to the commodities market. The value of the note will change by a magnitude of three for every percentage point change (positive or negative) in the value of the underlying index. This means a $100 note would be worth $70 if the commodity index decreased by 10%. Structured notes also are subject to counterparty risk.
Investments linked to the prices of commodities, including commodity-linked notes, are considered speculative. The values of commodity-linked notes are affected by events that might have less impact on the values of stocks and bonds. Prices of commodities and related contracts may fluctuate significantly over short periods due to a variety of factors, including changes in supply and demand relationships, weather, agriculture, fiscal, and exchange control programs, disease, pestilence, and international economic, political, military, and regulatory developments. In addition, the commodity markets may be subject to temporary distortions and other disruptions due to, among other factors, lack of liquidity, the participation of speculators, and government regulation and other actions. These circumstances could adversely affect the value of the commodity-linked notes and make commodity-linked notes more volatile than other types of investments. Investments in commodity-linked notes may have substantial risks, including risk of loss of a significant portion of their principal value. They are also subject to tax risks because the income therefrom is not “good” income for a regulated investment company. See the section of the SAI titled “Taxes.”
Convertible Securities
Each Fund may invest in convertible securities, which are bonds, preferred stocks, and other securities that pay interest or dividends and offer the buyer the ability to convert the security into common stock. The value of convertible securities depends partially on interest rate changes and the credit quality of the issuer. Because a convertible security affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the underlying common stock, the value of convertible securities also depends on the price of the underlying common stock.
A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted, or exchanged. Before conversion, convertible securities have characteristics similar to nonconvertible income securities in that they ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers, but lower yields than comparable nonconvertible securities. The value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security’s investment value. Convertible securities are subordinate in rank to any senior debt obligations of the same issuer and, therefore, an issuer’s convertible securities entail more risk than its debt obligations.
The convertible securities in which the Funds will invest may be rated below investment grade as determined by Moody’s or S&P, or unrated but judged by the Adviser to be of comparable quality (commonly called “junk” bonds). Ratings represent a rating agency’s opinion regarding the quality of the security and are not a guarantee of quality. In addition, rating agencies may fail to make timely changes to credit ratings in response to subsequent events and a rating may become stale in that it fails to reflect changes in an issuer’s financial condition. For a more complete description of debt ratings, see Appendix A. Such securities are deemed to be speculative and involve greater risk of default due to changes in interest rates, economic conditions, and the issuer’s creditworthiness. As a result, their market prices tend to fluctuate more than those of higher-quality securities. During periods of general economic downturns or rising interest rates, issuers of such securities may experience financial difficulties, which could affect their ability to make timely interest
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and principal payments. The Fund’s ability to timely and accurately value and dispose of lower-quality securities also may be affected by the absence or periodic discontinuance of liquid trading markets.
Cover
Transactions using certain derivative instruments, other than purchased options, expose a Fund to an obligation to another party. A Fund will not enter into any such transactions unless it owns either (1) an offsetting (“covered”) position in securities, currencies or other options, futures contracts, or forward contracts, or (2) cash or liquid assets with a value, marked-to-market daily, sufficient to cover its potential obligations to the extent not covered as provided in (1) above.
For more information about these practices, see the “Derivatives” section.
Derivatives
The use of derivatives is a highly specialized activity that can involve investment techniques and risks different from, and in some respects greater than, those associated with investing in more traditional investments such as stocks and bonds. Derivatives may have varying degrees of volatility at different times, or under different market conditions, and may perform in unanticipated ways. New regulation of derivatives may make them more costly, or may otherwise adversely affect their liquidity, value or performance.
Under circumstances in which such instruments are expected by the Adviser to aid in achieving each Fund’s investment objective, each Fund may buy and sell certain types of derivatives. Derivatives are instruments that derive their value from the value of one or more underlying assets, reference rates or indices, and may include futures contracts, options on futures contracts, swaps, options on currencies, securities, and securities indices. Derivatives also may possess the characteristics of both futures and securities (e.g., debt instruments with interest and principal payments determined by reference to the value of a commodity or a currency at a future time) and therefore, possess the risks of both futures and securities investments.
Permissible derivative instruments include “market access products,” which offer synthetic exposure to an underlying local foreign stock. They include, for example, equity-linked notes, warrants, zero strike options, and total return swaps. Market access products are subject to the same risks as direct investments in securities of foreign issuers. If the underlying stock decreases in value, the market access product will decrease commensurately. In addition, market access products are subject to counterparty risk due to the fact that the security is issued by a broker. If the broker suffers a significant credit event and cannot perform under the terms of an agreement, a market access product may lose value regardless of the strength of the underlying stock.
Derivatives, such as futures contracts; options on currencies, securities, and securities indexes; options on futures contracts; and swaps enable a Fund to take both “short” positions (positions which anticipate a decline in the market value of a particular asset or index) and “long” positions (positions which anticipate an increase in the market value of a particular asset or index). Each Fund also may use strategies that involve simultaneous short and long positions in response to specific market conditions, such as where the Adviser anticipates unusually high or low market volatility.
The Adviser may enter into derivative positions for a Fund for either hedging or non-hedging purposes. The term “hedging” is applied to defensive strategies designed to protect a Fund from an expected decline in the market value of an asset or group of assets that a Fund owns (in the case of a short hedge) or to protect a Fund from an expected rise in the market value of an asset or group of assets which it intends to acquire in the future (in the case of a long or “anticipatory” hedge). Non-hedging strategies include strategies designed to produce incremental income (such as the option writing strategy described below) or “speculative” strategies, which are undertaken to equitize the cash or cash-equivalent portion of a Fund’s portfolio or to profit from (i) an expected decline in the market value of an asset or group of assets which a Fund does not own or (ii) expected increases in the market value of an asset which it does not plan to acquire. Information about specific types of instruments is provided below.
Equity Securities
Each Fund may invest in equity securities listed on any domestic or foreign securities exchange or traded in the over-the-counter market, as well as certain restricted or unlisted securities. As used herein, “equity securities” are defined as common stock, preferred stock, trust or limited partnership interests, rights and warrants to subscribe to or purchase such securities, sponsored or unsponsored American depositary receipts (“ADRs”), European depositary receipts (“EDRs”), global depositary receipts (“GDRs”), and convertible securities, consisting of debt securities or preferred stock that may be converted into common stock or that carry the right to purchase common stock. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. They may or may not pay dividends or carry voting rights. Common stock occupies the most junior position in a company’s capital structure. Although equity securities have a history of long-term growth in value, their prices fluctuate based on changes in a company’s financial condition and on overall market and economic conditions. Smaller companies are especially sensitive to these factors. Equity securities generally have greater volatility than debt securities.
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Equity-Linked Structured Notes
Equity-linked structured notes are derivative securities that are specifically designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked notes may be more volatile and less liquid than less-complex securities or other types of fixed income securities. Such securities may exhibit price behavior that does not correlate with other fixed income securities.
Eurodollar and Yankee Obligations
Each Fund may invest in Eurodollar obligations or Yankee obligations. Eurodollar obligations are dollar-denominated instruments that have been issued outside the U.S. capital markets by foreign corporations and financial institutions and by foreign branches of U.S. corporations and financial institutions. Yankee obligations are dollar-denominated instruments that have been issued by foreign issuers in the U.S. capital markets.
Eurodollar and Yankee obligations are subject to the same risks that pertain to domestic issues, notably credit risk, market risk, and liquidity risk. Additionally, Eurodollar (and to a limited extent, Yankee) obligations are subject to certain sovereign risks. One such risk is the possibility that a sovereign country might prevent capital, in the form of dollars, from leaving the country. Other risks include: adverse political and economic developments; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes; and expropriation or nationalization of foreign issuers. However, Eurodollar and Yankee obligations will undergo the same type of credit analysis as domestic issues in which the Fund invests, and will have at least the same financial strength as the domestic issuers approved for the Fund.
European Securities
The EU Economic and Monetary Union (“EMU”) requires member countries to comply with restrictions on interest rates, deficits, debt levels, and inflation rates, and other factors, each of which may significantly impact every European country. The economies of EU member countries and their trading partners may be affected adversely by changes in the euro’s exchange rate, changes in EU or governmental regulations on trade, and the threat of default or default by an EU member country on its sovereign debt, which could negatively impact a Fund’s investments and cause it to lose money. Recently, the European financial markets have been impacted negatively by rising government debt levels; possible default on or restructuring of sovereign debt in several European countries, including Greece, Ireland, Italy, Portugal and Spain; and economic downturns. A European country’s default or debt restructuring would adversely affect the holders of the country’s debt and sellers of credit default swaps linked to the country’s creditworthiness and could negatively impact global markets more generally. Recent events in Europe have adversely affected the euro’s exchange rate and value and may continue to impact the economies of every European country. See “Brexit.”
Exchange-Traded Funds (“ETFs”)
Each Fund may invest in ETFs, which are, with a few exceptions, open-end investment companies that trade throughout the day. ETFs trade on stock exchanges. Because they trade like a stock, they offer trading flexibility desired by both individuals and institutions. The value of the underlying securities held by an ETF is a major factor in determining an ETF’s price. However, ETFs do not necessarily trade at their NAV. The price of an ETF also is determined by supply and demand and, as a result, the share price of an ETF may trade at a premium or discount to its NAV.
To the extent a Fund invests in ETFs, it will be exposed to the same risks of the ETFs’ holdings as the ETFs themselves in direct proportion to the allocation of the Fund’s assets among those ETFs. You also will indirectly bear fees and expenses charged by the ETFs in which the Fund invests in addition to the Fund’s direct fees and expenses. In addition, the ETFs that the Funds invest in are typically “passive investors” that invest in the securities and sectors contained in the indexes they seek to track without regard for or analysis of the prospects of such securities or sectors (“Passive ETFs”). A Passive ETF may invest in all of the securities in such index or in a representative sample of such securities. Passive ETFs generally do not attempt to take defensive positions in volatile or declining markets or under other conditions.
Furthermore, Passive ETFs usually are not able to duplicate exactly the performance of the underlying indexes they track. The difference in performance between a Passive ETF and the index it seeks to track can be due to, among other factors, the expenses that the Passive ETF pays, regulatory constraints, investment strategies, techniques undertaken by the Passive ETF and changes to an underlying index. There also may be a lack of correlation between the securities in an index and those actually held by a Passive ETF. The performance of a fund that invests in such an ETF could be adversely impacted. In addition, although ETFs (both active and
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passive) are generally listed on securities exchanges, there can be no assurances that an active trading market for such ETFs will be maintained. Secondary market trading in the ETFs also may be halted by a national securities exchange because of market conditions or for other reasons. There can be no assurances that the requirement necessary to maintain the listing of the ETFs will continue to be met or will remain unchanged.
Exchange-Traded Notes (“ETNs”)
Each Fund may invest in ETNs, which are a type of unsecured, unsubordinated debt security, usually issued by large financial institutions. This type of debt security differs from other types of bonds and notes because ETN returns are based upon the performance of a market index minus applicable fees, no period coupon payments are distributed, and no principal protections exist. The purpose of ETNs is to create a type of security that combines the aspects of both bonds and ETFs. Similar to ETFs, ETNs are traded on a major exchange (i.e., NYSE) during normal trading hours. However, investors can also hold the debt security until maturity. At that time, the issuer will give the investor a cash amount that would be equal to the principal amount (subject to the day’s index factor). One factor that affects the ETN’s value is the credit rating of the issuer. The value of an ETN also may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying commodities or securities markets, changes in the applicable interest rates, changes in the issuer’s credit rating and economic, legal, political, or geographic events that affect the referenced commodity or security. A Fund’s decision to sell its ETN holdings may be limited by the availability of a secondary market. If a Fund must sell some or all of its ETN holdings and the secondary market is weak, it may have to sell such holdings at a discount. There may be restrictions on a Fund’s right to redeem its investment in an ETN, which are generally meant to be held until maturity. ETNs are subject to counterparty credit risk and fixed income risk. ETNs also are subject to tax risk. No assurance can be given that the Internal Revenue Service (“IRS”) will accept, or a court will uphold, how a Fund characterizes and treats ETNs for federal income tax purposes. Further, the IRS and Congress are considering proposals that would change the timing of recognition and tax character of income and gains from ETNs.
Foreign Securities
The International Funds invest in foreign securities. Investing in foreign securities poses unique risks: currency exchange rate fluctuations; foreign market illiquidity; emerging markets risk; increased price volatility; exchange control regulations; foreign ownership limits; different accounting, reporting, and disclosure requirements; political or social instability, including policies of foreign governments which may affect their respective equity markets; foreign taxation requirements, including withholding taxes; prohibitions or restrictions by certain foreign governments on foreign investing in their capital markets or in certain industries, or limitations on the removal of funds or assets; and difficulties in obtaining legal judgments. In the past, equity and debt instruments of foreign markets have been more volatile than equity and debt instruments of U.S. securities markets.
Investing in the securities of companies located in emerging market companies generally involve greater risk than investing in the securities of companies located in countries with developed markets. The People’s Republic of China (“PRC”) currently exercises sovereignty over Hong Kong; however, Hong Kong retains significant economic and political autonomy under the Basic Law, a “quasi-constitution” that has been in place since Hong Kong reverted to PRC sovereignty in 1997. The Basic Law is anticipated to remain in place until 2047. Investments in emerging market countries may present market, credit, currency, liquidity, legal, political, technical, and other risks different from, or greater than, the risks of investing in developed countries. For instance, these countries may be more likely than developed countries to experience rapid and significant developments in their political or economic structures. Some emerging market countries restrict foreign investments, impose withholding or other taxes on foreign investments, or may nationalize or expropriate the assets of private companies. Therefore, a Fund may be limited in its ability to make direct or additional investments in an emerging markets country. Such restrictions also may have negative impacts on transaction costs, market price, investment returns and the legal rights and remedies of a Fund. In addition, the securities markets of emerging markets countries generally are smaller, less liquid and more volatile than those of developed countries. Emerging market countries often have less uniformity in accounting and reporting requirements and less reliable settlement, registration and custodial procedures. Emerging market countries also may be subject to high inflation and rapid currency devaluations and may be heavily dependent on international trade, which can materially affect their securities markets. The risks associated with investing in a narrowly defined geographic area also, generally, are more pronounced with respect to investments in emerging market countries.
Any investments in foreign securities will be made in compliance with U.S. and foreign currency restrictions, tax laws, and laws limiting the amount and types of foreign investments. Pursuit of the Funds’ investment objectives will involve currencies of the United States and of foreign countries. Consequently, changes in exchange rates, currency convertibility, and repatriation requirements may favorably or adversely affect the Funds.
Special Risk Considerations of Investing in China. Investing in Chinese issuers involves risks closely tied to the economic, social, and political conditions within China. The Chinese economy may experience slower growth if domestic or global demand for Chinese goods decreases significantly and/or key trading partners implement protectionist measures. China’s economy is also susceptible to economic recession, market inefficiency, rising inflation rates, volatility and pricing anomalies that may be connected to governmental
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influence, a lack of public information and/or social and political instability. The Chinese government maintains strict currency controls, regularly intervenes in the currency market, and plays a major role in the country’s economic policies regarding foreign investments. Foreign investors are subject to the risk of loss from expropriation or nationalization of their investment assets and property, governmental restrictions on foreign investments and the repatriation of capital.
Investing in securities of Chinese issuers also involves certain risks and considerations not typically associated with investing in securities of U.S. issuers, including, among others, more frequent trading suspensions and government interventions (including by nationalization of assets), currency exchange rate fluctuations or blockages, limits on the use of brokers and on foreign ownership, different financial reporting standards, higher dependence on exports and international trade, potential for increased trade tariffs, sanctions, embargoes and other trade limitations, custody risks, and potential adverse tax consequences. U.S. sanctions or other investment restrictions could preclude a Fund from investing in certain Chinese issuers or cause a Fund to sell investments at a disadvantageous time. Significant portions of the Chinese securities markets may become rapidly illiquid, as Chinese issuers have the ability to suspend the trading of their equity securities, and have shown a willingness to exercise that option in response to market volatility and other events.
The government of the PRC provided new guidance to and placed restrictions on China-based companies raising capital offshore, including through associated offshore shell companies. These developments include government-led cybersecurity reviews of certain companies raising capital through offshore entities. In a number of sectors in China in which a Fund may invest, companies are not allowed to have foreign ownership and cannot directly list on exchanges outside of China. To raise money on such exchanges, many China-based operating companies are structured as Variable Interest Entities ("VIEs"). In such an arrangement, a China-based operating company often establishes an offshore shell company in another jurisdiction to issue stock to public shareholders. That shell company enters into service and other contracts with the China-based operating company, then issues shares on a foreign exchange, such as the NYSE. While the shell company has no equity ownership in the China-based operating company, for accounting purposes the shell company is able to consolidate the operating company into its financial statements. For an investor such as a Fund, this arrangement creates "exposure" to the China-based operating company, though only through a series of service contracts and other contracts. Uncertainty about future actions by the government of the PRC could significantly affect the operating company's financial performance and the enforceability of the contractual arrangements. The government of the PRC could determine at any time and without notice that the underlying contractual arrangements on which control of the VIE is based violate Chinese law. In addition, if either the China-based company (or its officers, directors, or Chinese equity owners) breach those contracts with the U.S.-listed shell company, or Chinese law changes in a way that affects the enforceability of these arrangements, or those contracts are otherwise not enforceable under Chinese law, investors, such as a Fund, may suffer significant losses with little or no recourse available. Moreover, if the parties to these contracts do not meet their obligations as intended or there are effects on the enforceability of these arrangements from changes in Chinese law or practice, the U.S.-listed company may lose control over the China-based company, and investments in its securities may suffer significant economic losses. Additional risks, among others, could entail that a breach of the contractual agreements between the U.S.-listed company and the China-based VIE (or its officers, directors, or Chinese equity owners) will likely be subject to Chinese law and jurisdiction, and investments in the U.S.-listed company may be affected by conflicts of interest and duties between the legal owners of the China-based VIE and the stockholders of the U.S.-listed company.
Forward Currency Contracts
Each Fund may enter into forward currency contracts. A forward currency contract involves an agreement to purchase or sell a specific currency at a specified future date or over a specified time period at a price set at the time of the contract. Forward currency contracts seek to protect against uncertainty in the level of future foreign exchange rates. These contracts are usually traded directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirements, and no commissions are charged.
A Fund may enter into forward currency contracts under two circumstances. First, when a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to “lock in” the U.S. dollar price of the security until settlement. By entering into such a contract, a Fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the foreign currency from the date the security is purchased or sold to the date on which payment is made or received. Second, when management of a Fund believes that the currency of a specific country may deteriorate relative to the U.S. dollar, it may enter into a forward currency contract to sell that currency. A Fund may not hedge with respect to a particular currency for an amount greater than the aggregate market value (determined at the time of making any sale of forward currency) of the securities held in its portfolio denominated or quoted in, or bearing a substantial correlation to, such currency.
The use of forward currency contracts involves certain risks. The precise matching of contract amounts and the value of securities involved generally will not be possible since the future value of such securities in currencies will more than likely change between the date the contract is entered into and the date it matures. The projection of short-term currency market movements is extremely difficult and successful execution of a short-term hedging strategy is uncertain. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the longer-term investment strategies. The Adviser believes it is important, however, to have
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the flexibility to enter into such contracts when it determines it is in the best interest of the Funds to do so. It is impossible to forecast what the market value of portfolio securities will be at the expiration of a contract. Accordingly, it may be necessary for a Fund to purchase additional currency (and bear the expense of such purchase) if the market value of the security is less than the amount of currency a Fund is obligated to deliver, and if a decision is made to sell the security and make delivery of the currency. Conversely, it may be necessary to sell some of the foreign currency received on the sale of the portfolio security if its market value exceeds the amount of currency a Fund is obligated to deliver. A Fund is not required to enter into such transactions and will not do so unless deemed appropriate by the Adviser.
Although the Funds value their assets each business day in terms of U.S. dollars, they do not intend to convert their foreign currencies into U.S. dollars on a daily basis. They will do so from time to time, and shareholders should be aware of currency conversion costs. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (spread) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should a Fund desire to resell that currency to the dealer.
Forward currency contracts in which a Fund may engage include foreign exchange forwards. The consummation of a foreign exchange forward requires the actual exchange of the principal amounts of the two currencies in the contract (i.e., settlement on a physical basis). Because foreign exchange forwards are physically settled through an exchange of currencies, they are traded in the interbank market directly between currency traders (usually large commercial banks) and their customers. A foreign exchange forward generally has no deposit requirement, and no commissions are charged at any stage for trades; foreign exchange dealers realize a profit based on the difference (the spread) between the prices at which they are buying and the prices at which they are selling various currencies. When a Fund enters into a foreign exchange forward, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract. Failure by the counterparty to do so would result in the loss of any expected benefit of the transaction. A Fund may be required to obtain the currency that it must deliver under the foreign exchange forward through the sale of portfolio securities denominated in such currency or through conversion of other assets of a Fund into such currency.
Forward currency contracts in which a Fund may engage also include non-deliverable forwards (“NDFs”). NDFs are cash-settled, short-term forward currency contracts on foreign currencies (each a “Reference Currency”) that are non-convertible and that may be thinly traded or illiquid. NDFs involve an obligation to pay an amount (the “Settlement Amount”) equal to the difference between the prevailing market exchange rate for the Reference Currency and the agreed-upon exchange rate (the “NDF Rate”), with respect to an agreed notional amount. NDFs have a fixing date and a settlement (delivery) date. The fixing date is the date and time at which the difference between the prevailing market exchange rate and the agreed-upon exchange rate is calculated. The settlement (delivery) date is the date by which the payment of the Settlement Amount is due to the party receiving payment.
Although NDFs are similar to foreign exchange forwards, NDFs do not require physical delivery of the Reference Currency on the settlement date. Rather, on the settlement date, the only transfer between the counterparties is the monetary settlement amount representing the difference between the NDF Rate and the prevailing market exchange rate. NDFs typically may have terms from one month up to two years and are settled in U.S. dollars.
NDFs are subject to many of the risks associated with derivatives in general and forward currency transactions, including risks associated with fluctuations in foreign currency and the risk that the counterparty will fail to fulfill its obligations. Although NDFs historically have been traded over-the-counter, in the future, pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank Act”), they may be exchange-traded. Under such circumstances, they will be centrally cleared and a secondary market for them will exist. With respect to NDFs that are centrally cleared, an investor could lose margin payments it has deposited with the clearing organization as well as the net amount of gains not yet paid by the clearing organization if the clearing organization breaches its obligations under the NDF, becomes insolvent or goes into bankruptcy. In the event of bankruptcy of the clearing organization, the investor may be entitled to the net amount of gains the investor is entitled to receive plus the return of margin owed to it only in proportion to the amount received by the clearing organization’s other customers, potentially resulting in losses to the investor. Even if some NDFs remain traded over the counter (“OTC”), they will be subject to margin requirements for uncleared swaps and counterparty risk common to other swaps.
Futures Contracts
Each Fund may use futures contracts to implement its investment strategy. Futures contracts are publicly-traded contracts to buy or sell an underlying asset or group of assets, such as a currency, interest rate, or an index of securities, at a future time at a specified price. A contract to buy establishes a long position while a contract to sell establishes a short position.
The purchase of a futures contract on a security or an index of securities normally enables a buyer to participate in the market movement of the underlying asset or index after paying a transaction charge and posting margin in an amount equal to a small percentage of the value of the underlying asset or index. A Fund will initially be required to deposit with the Trust’s custodian or the futures commission merchant (“FCM”), effecting the futures transaction, an amount of “initial margin” in cash or securities, as permitted under applicable regulatory policies.
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Initial margin in futures transactions is different from margin in securities transactions in that the former does not involve the borrowing of funds by the customer to finance the transaction. Rather, the initial margin is like a performance bond or good faith deposit on the contract. Subsequent payments (called “maintenance margin” or “variation margin”) to and from the broker will be made on a daily basis as the price of the underlying asset fluctuates. This process is known as “marking to market.” For example, when a Fund has taken a long position in a futures contract and the value of the underlying asset has risen, that position will have increased in value and a Fund will receive from the broker a maintenance margin payment equal to the increase in value of the underlying asset. Conversely, when a Fund has taken a long position in a futures contract and the value of the underlying instrument has declined, the position would be less valuable, and a Fund would be required to make a maintenance margin payment to the broker.
At any time prior to expiration of the futures contract, a Fund may elect to close the position by taking an opposite position that will terminate a Fund’s position in the futures contract. A final determination of maintenance margin is then made, additional cash is required to be paid by or released to a Fund, and a Fund realizes a loss or a gain.
While futures contracts with respect to securities do provide for the delivery and acceptance of such securities, such delivery and acceptance are seldom made.
The risk of loss in trading futures contracts can be substantial because of the low margin deposits required and the high degree of leveraging involved in futures pricing. As a result, a relatively small price movement in a futures contract may cause an immediate and substantial loss or gain. The primary risks associated with the use of futures contracts are: (i) imperfect correlation between the change in market value of the stocks held by a Fund and the prices of futures contracts; and (ii) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures position prior to its maturity date. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures on securities, including technical influences in futures trading, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers.
Initial Public Offerings (“IPOs”)
Each Fund may invest in IPOs, which subject a Fund to the risk that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, a potentially small number of shares available for trading, and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. When a Fund’s asset base is small, a significant portion of the Fund’s performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Fund. As the Fund’s assets grow, the effect of the Fund’s investments in IPOs on the Fund’s performance probably will decline, which could reduce the Fund’s performance.
Lending of Portfolio Securities
A Fund may, from time to time, lend securities from their portfolios to broker-dealers, banks, financial institutions and institutional borrowers of securities and receive collateral in the form of cash or U.S. government obligations. Under the Fund’s current practices (which are subject to change), a Fund must receive initial collateral at least equal to the maintenance requirements (e.g., 102% for U.S. equity securities and 105% for non-U.S. securities). This collateral must be valued daily and should the market value of the loaned securities increase, the borrower must furnish additional collateral to a Fund sufficient to maintain the value of the collateral equal to at least 100% of the value of the loaned securities. The lending agent receives a pre-negotiated percentage of the net earnings on the investment of the collateral. A Fund will not lend portfolio securities to: (a) any “affiliated person” (as that term is defined in the 1940 Act) of any Fund; (b) any affiliated person of the Adviser; or (c) any affiliated person of such an affiliated person. During the time portfolio securities are on loan, the borrower will pay the Fund any dividends or interest paid on such securities plus any fee negotiated between the parties to the lending agreement. Loans will be subject to termination by the Funds or the borrower at any time. While a Fund will not have the right to vote securities on loan, they intend to terminate loans and regain the right to vote if that is considered important with respect to the investment. A Fund will enter into loan arrangements only with broker-dealers, banks or other institutions that either the Adviser or the lending agent has determined are creditworthy under guidelines established by the Board. Although these loans are fully collateralized, there are risks associated with securities lending. A Fund’s performance could be hurt if a borrower defaults or becomes insolvent, or if the Fund wishes to sell a security before its return can be arranged. The return on invested cash collateral will result in gains and losses for the Funds. Each Fund will limit its securities lending to 33-1/3% of its total assets.
Leveraged Loans
Each Fund may invest in leveraged loans. Leveraged loans are a type of bank loan and share many of the characteristics and risks discussed above. Leveraged loans are adjustable-rate bank loans made to companies rated below investment-grade. The interest rates on leveraged loans are reset periodically based upon the fluctuations of a base interest rate such as LIBOR and a “spread” above that base interest rate that represents a risk premium to the lending banks and/or other participating investors. Many bank loans bear an adjustable rate of interest; however, leveraged loans provide for a greater “spread” over the base interest rate than other bank loans because they are considered to represent a greater credit risk. Because they are perceived to represent a greater credit risk, leveraged
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loans possess certain attributes that are similar to high-yield securities. However, because they are often secured by collateral of the borrower, leveraged loans possess certain attributes that are similar to other bank loans.
Limitations and Risks of Options and Futures Activity
Each Fund may engage in both hedging and non-hedging strategies. Although effective hedging can generally capture the bulk of a desired risk adjustment, no hedge is completely effective. A Fund’s ability to hedge effectively through transactions in futures and options depends on the degree to which price movements in the hedged asset correlate with price movements of the futures and options.
Non-hedging strategies typically involve special risks. The profitability of a Fund’s non-hedging strategies will depend on the ability of the Adviser to analyze both the applicable derivatives market and the market for the underlying asset or group of assets. Derivatives markets are often more volatile than corresponding securities markets and a relatively small change in the price of the underlying asset or group of assets can have a magnified effect upon the price of a related derivative instrument.
Derivatives markets also are often less liquid than the market for the underlying asset or group of assets. Some positions in futures and options may be closed out only on an exchange that provides a secondary market. There can be no assurance that a liquid secondary market will exist for any particular futures contract or option at any specific time. Thus, it may not be possible to close such an option or futures position prior to maturity. The inability to close options and futures positions also could have an adverse impact on a fund’s ability to effectively carry out its derivative strategies and might, in some cases, require the fund to deposit cash to meet applicable margin requirements.
Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract or an option on a futures contract can vary from the previous day’s settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.
If a Fund were unable to liquidate a futures contract or an option on a futures position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to maintain cash or securities in a segregated account.
Historically, advisers of registered investment companies trading commodity interests (such as futures contracts, options on futures contracts, and swaps), including the Funds, have been excluded from regulation as Commodity Pool Operators (“CPOs”) pursuant to Commodity Futures Trading Commission (“CFTC”) Regulation 4.5. In February 2012, the CFTC announced substantial amendments to the permissible exclusions, and to the conditions for reliance on the permissible exclusions, from registration as a CPO. To qualify for an exclusion under these amendments to CFTC Regulation 4.5, if a Fund uses commodity interests (such as futures contracts, options on futures contracts, and swaps) other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish these positions, determined at the time the most recent position was established, may not exceed 5% of the fund’s NAV (after taking into account unrealized profits and unrealized losses on any such positions and excluding the amount by which options that are “in-the-money” at the time of purchase are “in-the-money”) or, alternatively, the aggregate net notional value of those positions, determined at the time the most recent position was established, may not exceed 100% of the fund’s NAV (after taking into account unrealized profits and unrealized losses on any such positions). In addition, to qualify for an exclusion, a Fund must satisfy a marketing test, which requires, among other things, that a fund not hold itself out as a vehicle for trading commodity interests. The amendments to CFTC Regulation 4.5 became effective on April 24, 2012. The regulatory requirements could change at any time and additional regulations could also be adopted, which may adversely affect the Funds.
The Adviser currently claims an exclusion (under CFTC Regulation 4.5) from registration as a CPO with respect to the Funds and, in its management of the Funds, intends to comply with one of the two alternative trading limitations described above and the marketing limitation. Complying with the trading limitations may restrict the Adviser’s ability to use derivatives as part of the Funds’ investment strategies. Although the Adviser expects to be able to execute the Funds’ investment strategies within the limitations, a Fund’s performance could be adversely affected. In addition, new rules may limit the availability of certain derivatives, may make the use of derivatives by portfolios more costly and may otherwise adversely impact the performance and value of derivatives.
Liquidity Determinations
A Fund may invest up to 15% of its net assets in illiquid investments. Rule 22e-4 under the 1940 Act defines an illiquid investment as investments that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Illiquid investments include investments subject to contractual or legal restrictions on resale (e.g., because they have not been registered under the 1933 Act and investments that are otherwise not readily marketable (e.g., because trading in the security is suspended or because market makers do not exist or
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will not entertain bids or offers). Investments that have not been registered under the 1933 Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Foreign securities that are freely tradable in their principal markets are not considered to be illiquid.
Restricted and other illiquid investments may be subject to the potential for delays on resale and uncertainty in valuation. A Fund might be unable to dispose of illiquid investments promptly or at reasonable prices and might thereby experience difficulty in satisfying redemption requests from shareholders. A Fund might have to register restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.
A large institutional market exists for certain investments that are not registered under the 1933 Act, including foreign investments. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments. Rule 144A under the 1933 Act allows such a broader institutional trading market for securities otherwise subject to restrictions on resale to the general public.
Rule 144A establishes a “safe harbor” from the registration requirements of the 1933 Act for resale of certain securities to qualified institutional buyers. Rule 144A has produced enhanced liquidity for many restricted securities, and market liquidity for such securities may continue to expand as a result of this regulation and the consequent existence of the PORTAL system, which is an automated system for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers sponsored by the Financial Industry Regulatory Authority, Inc. (“FINRA”).
Under guidelines adopted by the Trust’s Board, the Adviser may determine that particular Rule 144A securities, and commercial paper issued in reliance on the private placement exemption from registration afforded by Section 4(a)(2) of the 1933 Act, are liquid even though they are not registered. A determination of whether such a security is liquid or not is a question of fact. In making this determination, the Adviser will consider, as it deems appropriate under the circumstances and among other factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers willing to purchase or sell the security; (3) the number of other potential purchasers of the security; (4) dealer undertakings to make a market in the security; (5) the nature of the security (e.g., debt or equity, date of maturity, terms of dividend or interest payments, and other material terms) and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer); and (6) the rating of the security and the financial condition and prospects of the issuer. In the case of commercial paper, the Adviser will also determine that the paper (1) is not traded flat or in default as to principal and interest and (2) is rated in one of the two highest rating categories by at least two National Statistical Rating Organizations (“NRSROs”) or, if only one NRSRO rates the security, by that NRSRO, or, if the security is unrated, the Adviser determines that it is of equivalent quality.
Rule 144A securities and Section 4(a)(2) commercial paper that have been deemed liquid as described above will continue to be monitored by the Adviser to determine if the security is no longer liquid as the result of changed conditions. Investing in Rule 144A securities or Section 4(a)(2) commercial paper could have the effect of increasing the amount of a Fund’s assets invested in illiquid securities if institutional buyers are unwilling to purchase such securities.
The Funds have adopted a liquidity risk management program designed to meet the requirements of the rules under the 1940 Act related to liquidity.
Loan Interests and Direct Debt Instruments (“Bank Loans”)
Each Fund may invest in loan interests and direct debt instruments, which are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates (in the case of loans and loan participations), to suppliers of goods or services (in the case of trade claims or other receivables) or to other parties. These investments involve a risk of loss in case of the default, insolvency, or bankruptcy of the borrower.
Loans normally are not registered with the SEC or any state securities commission or listed on any securities exchange. As a result, there is typically less public information available about a specific loan than there would be if the loan were registered or traded on exchange. Loans also may not be considered “securities,” and purchasers, such as the Funds, may not be entitled to rely on the anti-fraud protections of the federal securities laws with respect to any loans they own in the event of fraud or misrepresentation by a borrower.
A Fund may come into possession of material non-public information about a borrower as a result of its ownership of a loan or other debt instrument of such borrower. Because of prohibitions on trading in securities of issuers while possessing such information, a Fund might be unable to enter into a transaction in a publicly-traded security of that borrower when it would otherwise be advantageous to do so.
Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower for payment of interest and repayment of principal. If scheduled interest or principal payments are not made, or are not made in a timely manner, the value of the instrument may be adversely affected. Loans that are fully secured provide more protections than unsecured loans in
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the event of failure to make scheduled interest or principal payments. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower’s obligation, or that the collateral could be liquidated. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may only pay a small fraction of the amount owed. Direct indebtedness of developing countries also involves a risk that the governmental entities responsible for the repayment of the debt may be unable, or unwilling, to pay interest and repay principal when due.
Investments in loans through direct assignment of a financial institution’s interests with respect to a loan may involve additional risks, such as a loan foreclosure and costs and liabilities associated with owning and disposing of the collateral. In addition, it is possible that a purchaser could be held liable as a co-lender. Direct debt instruments also may involve a risk of insolvency of the lending bank or other intermediary.
A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. Unless the purchaser has direct recourse against the borrower, the purchaser may have to rely on the agent to apply appropriate credit remedies against a borrower under the terms of the loan or other indebtedness. If assets held by the agent for the benefit of a purchaser were determined to be subject to the claims of the agent’s general creditors, the purchaser might incur certain costs and delays in realizing payment on the loan or loan participation and could suffer a loss of principal or interest.
Direct indebtedness may include letters of credit, revolving credit facilities, or other standby financing commitments that obligate purchasers to make additional cash payments on demand. These commitments may have the effect of requiring a purchaser to increase its investment in a borrower at a time when it would not otherwise have done so, even if the borrower’s condition makes it unlikely that the amount will ever be repaid.
For purposes of Fund investment limitations, a Fund generally will treat the borrower as the “issuer” of indebtedness held by the Fund. In the case of loan participations where a bank or other lending institution serves as financial intermediary between a fund and the borrower, if the participation does not shift to the Fund the direct debtor-creditor relationship with the borrower, SEC interpretations require the Fund, in some circumstances, to treat both the lending bank or other lending institution and the borrower as “issuers” for purposes of the Fund’s investment policies. Treating a financial intermediary as an issuer of indebtedness may restrict a Fund’s ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.
Loans may have extended settlement periods. Accordingly, the proceeds from the sale of a loan may not be available to make additional investments or to meet redemption obligations until potentially a substantial period after the sale of the loan. The extended trade settlement periods could force a Fund to liquidate other securities to meet redemptions and may present a risk that the Fund may incur losses in order to timely honor redemptions.
Certain of the debt obligations (including municipal securities, certificates of participation, commercial paper, and other short-term obligations) that the Funds may purchase may be backed by an unconditional and irrevocable letter of credit of a bank, savings and loan association, or insurance company which assumes the obligation for payment of principal and interest in the event of default by the issuer. Only banks, savings and loan associations and insurance companies which, in the opinion of the Adviser, are of comparable quality to issuers of other permitted investments of a Fund, may be used for letter of credit-backed investments.
Master Demand Notes
Each Fund may invest in master demand notes, which are obligations that permit the investment of fluctuating amounts by each Fund, at varying rates of interest using direct arrangements between the Fund, as lender, and the borrower. These notes permit daily changes in the amounts borrowed. Each Fund has the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount, and the borrower may repay up to the full amount of the note without penalty. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. Because master demand notes are direct lending arrangements between the lender and borrower, these instruments generally will not be traded, and there, generally, is no secondary market for these notes, although they are redeemable (and immediately repayable by the borrower) at face value, plus accrued interest, at any time. The Adviser will invest a Fund’s assets in master demand notes only if the Board or its delegate has determined that they are of credit quality comparable to the debt securities in which the Fund generally may invest.
Mortgage-Backed Securities
Each Fund may invest in mortgage-backed securities. Mortgage-backed securities include, but are not limited to, securities issued by the Government National Mortgage Association (“Ginnie Mae,” also known as “GNMA”), Federal National Mortgage Association (“Fannie Mae”), and Federal Home Loan Mortgage Corporation (“Freddie Mac”). These securities represent ownership in a pool of mortgage loans. They differ from conventional bonds in that principal is paid back to the investor as payments are made on the
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underlying mortgages in the pool. Accordingly, a Fund receives monthly scheduled payments of principal and interest along with any unscheduled principal prepayments on the underlying mortgages. Because these scheduled and unscheduled principal payments must be reinvested at prevailing interest rates, mortgage-backed securities do not provide an effective means of locking in long-term interest rates for the investor. Like other fixed income securities, when interest rates rise, the value of mortgage-backed securities with prepayment features will generally decline. In addition, when interest rates are declining, the value of mortgage-backed securities with prepayment features may not increase as much as other fixed income securities. The weighted average life of such securities is likely to be substantially shorter than the stated final maturity as a result of scheduled principal payments and unscheduled principal prepayments.
Ginnie Mae is a government-owned corporation that is an agency of the U.S. Department of Housing and Urban Development. It guarantees, with the full faith and credit of the United States, full and timely payment of all monthly principal and interest on its mortgage-backed securities. Until recently, Fannie Mae and Freddie Mac were government-sponsored corporations owned entirely by private stockholders. Both issue mortgage-related securities that contain guarantees as to timely payment of interest and principal but that are not backed by the full faith and credit of the U.S. government. The value of the companies’ securities fell sharply in 2008 due to concerns that the firms did not have sufficient capital to offset losses. The U.S. Treasury has historically had the authority to purchase obligations of Fannie Mae and Freddie Mac. In addition, in 2008, due to capitalization concerns, Congress provided the U.S. Treasury with additional authority to lend Fannie Mae and Freddie Mac emergency funds and to purchase the companies’ stock, as described below. In September 2008, the U.S. Treasury and the Federal Housing Finance Agency (“FHFA”) announced that Fannie Mae and Freddie Mac had been placed in conservatorship.
Since that time, Fannie Mae and Freddie Mac have received significant capital support through U.S. Treasury preferred stock purchases and Federal Reserve (“Fed”) purchases of their mortgage-backed securities. While the Fed’s purchases have terminated, the U.S. Treasury announced in December 2009 that it would continue its support for the entities’ capital as necessary to prevent a negative net worth. From the time Fannie Mae and Freddie Mac were placed into conservatorship through the fourth quarter of 2017, Fannie Mae and Freddie Mac have required U.S. Treasury support of approximately $187.5 billion through draws under the preferred stock purchase agreements. Fannie Mae and Freddie Mac also have paid the U.S. Treasury approximately $278.8 billion in aggregate cash dividends. However, such payments do not constitute a repayment of the draws Fannie Mae and Freddie Mac received from the U.S. Treasury. In the first quarter of 2018, Fannie Mae and Freddie Mac each reported that the passage of the Tax Cuts and Jobs Act in December 2017 had resulted in a decrease in the value of their deferred tax assets. As a result, Fannie Mae and Freddie Mac reported net losses during the fourth quarter of 2017, and indicated that they would request draws from the U.S. Treasury in the amount of $3.7 billion and $0.3 billion, respectively. Accordingly, no assurance can be given that the Fed, U.S. Treasury or FHFA initiatives will ensure that Fannie Mae or Freddie Mac will remain successful in meeting their obligations with respect to the debt and mortgage-backed securities they issue. Moreover, there remains significant uncertainty as to whether (or when) Fannie Mae and Freddie Mac will emerge from conservatorship, which has no specified termination date. Fannie Mae and Freddie Mac also are the subject of several continuing class action lawsuits and investigations by federal regulators, which (along with any resulting financial restatements) may adversely affect the guaranteeing entities. The future of Fannie Mae and Freddie Mac is in question as Congress is considering several pieces of legislation that would reform Fannie Mae and Freddie Mac, proposing to address their structure, mission, portfolio limits and guarantee fees, among other issues. The potential impact of these developments is unclear, but could cause a Fund to lose money.
Each Fund also may invest in mortgage-backed securities that include collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities (“CMBSs”), stripped mortgage-backed securities (“SMBSs”), interest-only commercial mortgage-backed securities (“CMBS IOs”), and mortgage dollar rolls.
CMOs are obligations fully collateralized by a portfolio of mortgages or mortgage-related securities. CMOs are divided into pieces (tranches) with varying maturities. The cash flow from the underlying mortgages is used to pay off each tranche separately. CMOs are designed to provide investors with more predictable cash flows than regular mortgage securities, but such cash flows can be difficult to predict because of the effect of prepayments. Failure to accurately predict prepayments can adversely affect a Fund’s return on these investments. CMOs also may be less marketable than other securities.
CMBSs include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property, such as industrial and warehouse properties, office buildings, retail space and shopping malls, apartments, hotels and motels, nursing homes, hospitals and senior living centers. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. In addition, commercial properties, particularly industrial and warehouse properties, are subject to environmental risks and the burdens and costs of compliance with environmental laws and regulations. CMBSs may be less liquid and exhibit greater price volatility than other types of mortgage-backed securities.
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SMBSs are derivative multi-class mortgage securities. SMBSs may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks, and special purpose entities of the foregoing. SMBSs are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund’s yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories. Although SMBSs are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, established trading markets for these types of securities are not as developed and, accordingly, these securities may be deemed “illiquid” and subject to a Fund’s limitations on investment in illiquid securities.
CMBS IOs are similar to the SMBSs described above, but are contrasted by being backed by loans that have various forms of prepayment protection, which include lock-out provisions, yield maintenance provisions, and prepayment penalties. Therefore, they generally have less prepayment risk than SMBSs, and also are less sensitive to interest rate changes. CMBS IOs are subject to default-related prepayments that may have a negative impact on yield.
In mortgage dollar roll transactions, a Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to purchase substantially similar securities on a specified future date. While the Fund would forego principal and interest paid on the mortgage-backed securities during the roll period, the Fund would be compensated by the difference between the current sales price and the lower price for the future purchase as well as by any interest earned on the proceeds of the initial sale. At the time a Fund enters into a mortgage dollar roll, it designates on its books and records cash or liquid securities to secure its obligation for the forward commitment to buy mortgage-backed securities. Mortgage dollar roll transactions may be considered a borrowing by a Fund. The mortgage dollar rolls entered into by a Fund may be used as arbitrage transactions in which the Fund will maintain an offsetting position in investment grade debt obligations or repurchase agreements that mature on or before the settlement date on the related mortgage dollar roll. Because a Fund will receive interest on the securities or repurchase agreements in which it invests the transaction proceeds, such transactions may involve leverage.
Municipal Lease Obligations
Each Fund may invest in municipal lease obligations, installment purchase contract obligations and certificates of participation in such obligations (collectively, “lease obligations”). Lease obligations do not constitute general obligations of the municipality for which the municipality’s taxing power is pledged, although lease obligations are ordinarily backed by a municipality’s covenant to budget for the payments due under the lease obligation.
Certain lease obligations contain “non-appropriation” clauses, which provide that the municipality has no obligation to make lease obligation payments in future years unless money is appropriated for such purpose on a yearly basis. Although “non-appropriation” lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. In evaluating a potential investment in such a lease obligation, the Adviser will consider: (1) the credit quality of the obligor; (2) whether the underlying property is essential to a governmental function; and (3) whether the lease obligation contains covenants prohibiting the obligor from substituting similar property if the obligor fails to make appropriations for the lease obligation.
Non-Investment Grade Securities or “Junk Bonds”
A Fund may invest directly or indirectly in or hold “junk bonds” or non-investment grade securities. Non-investment grade securities (i.e., BB or lower by S&P or Fitch, or Ba or lower by Moody’s or, if unrated, deemed to be of comparable quality by the Adviser) are speculative in nature, involve greater risk of default by the issuing entity, and may be subject to greater market fluctuations than higher rated fixed income securities. Non-investment grade bonds, sometimes referred to as “junk bonds,” are usually issued by companies without long track records of sales and earnings, or by those companies with questionable credit strength. The retail secondary market for these “junk bonds” may be less liquid than that of higher-rated securities and adverse conditions could make it difficult at times to sell certain securities or could result in lower prices than those used in calculating a Fund’s NAV. Also, there may be significant disparities in the prices quoted for “junk bonds” by various dealers. Under such conditions, a Fund may find it difficult to value its “junk bonds” accurately. A Fund’s investments in “junk bonds” may also be subject to greater credit risk because it may invest in debt securities issued in connection with corporate restructuring by highly-leveraged issuers or in debt securities not current in the payment of interest or principal or in default. If the issuer of a security is in default with respect to interest or principal payments, a Fund may lose its entire investment. Because of the risks involved in investing in below investment grade securities, an investment in a Fund that invests substantially in such securities should be considered speculative. “Junk bonds” may contain redemption or call provisions. If
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an issuer exercises these provisions in a declining interest rate market, a Fund would have to replace the security with a lower-yielding security, resulting in a decreased return. Conversely, a “junk bond’s” value will decrease in a rising interest rate market, as will the value of a Fund’s assets. The credit rating of a below investment grade security does not necessarily address its market value risk and may not reflect its actual credit risk. Ratings and market value may change from time to time, positively or negatively, to reflect new developments regarding the issuer. If a Fund that invests in “junk bonds” experiences unexpected net redemptions, this may force it to sell its non-investment grade securities, without regard to their investment merits, thereby decreasing the asset base upon which a Fund’s expenses can be spread and possibly reducing the Fund’s rate of return.
Ratings represent a rating agency’s opinion regarding the quality of the security and are not a guarantee of quality. In addition, rating agencies may fail to make timely changes to credit ratings in response to subsequent events and a rating may become stale in that it fails to reflect changes in an issuer’s financial condition. For a more complete description of debt ratings, see Appendix B
Options on Futures Contracts
Each Fund may invest in options on futures contracts to implement its investment strategy. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option.
The trading of options on futures contracts entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option. The risk of imperfect correlation, however, generally tends to diminish as the maturity date of the futures contract or expiration date of the option approaches. In addition, a Fund utilizing options on futures contracts is subject to the risk of market movements between the time that the option is exercised and the time of performance thereunder. This could increase the extent of any loss suffered by a Fund in connection with such transactions.
Each Index Fund may also purchase and write options on futures contracts with respect to each of their respective Index. The purchase of a call option on an index futures contract is similar in some respects to the purchase of a call option on such an index. For example, when a Fund is not fully invested, it may purchase a call option on an index futures contract to hedge against a market advance.
Options on Securities and Securities Indexes
Each Fund may purchase and sell options on securities or securities indexes to implement its investment strategy. There are two basic types of options: “puts” and “calls.” Each type of option can be used to establish either a long or a short position, depending upon whether a Fund is the purchaser or a writer of the option. A call option on a security, for example, gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying asset at the exercise price during the option period. Conversely, a put option on a security gives the purchaser the right to sell, and the writer of the option the obligation to buy, the underlying asset at the exercise price during the option period.
Purchased options have limited risk equal to the amount of the premium paid for the option. Such options afford the opportunity for gain corresponding to the increase or decrease in the value of the optioned asset. In general, a purchased put increases in value as the value of the underlying security falls and a purchased call increases in value as the value of the underlying security rises.
The principal reason to write options is to generate extra income (the premium paid by the buyer). Written options have varying degrees of risk. An uncovered written call option theoretically carries unlimited risk, as the market price of the underlying asset could rise far above the exercise price before its expiration. This risk is tempered when the call option is covered; that is, when the option writer owns the underlying asset. In this case, the writer runs the risk of the lost opportunity to participate in the appreciation in value of the asset rather than the risk of an out-of-pocket loss. A written put option has defined risk; that is, the difference between the agreed-upon price that a Fund must pay to the buyer upon exercise of the put and the value, which could be zero, of the asset at the time of exercise.
The obligation of the writer of an option continues until the writer effects a closing purchase transaction or until the option expires. To secure its obligation to deliver the underlying asset in the case of a call option, or to pay for the underlying asset in the case of a put option, a covered writer is required to deposit in escrow the underlying security or other assets in accordance with the rules of the applicable clearing corporation and exchanges.
Among the options that a Fund may purchase or sell are options on a securities index. In general, options on an index of securities are similar to options on the securities themselves, except that delivery requirements are different. For example, a put option on an index of securities does not give the holder the right to make actual delivery of a basket of securities, but instead gives the holder the right to receive an amount of cash upon exercise of the option if the value of the underlying index has fallen below the exercise price. The amount of cash received will be equal to the difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple. As with options on equity securities, or futures contracts, a Fund may offset its position in index options prior to expiration by entering into a closing transaction on an exchange or it may let the option expire unexercised.
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A securities index assigns relative values to the securities included in the index and the index options are based on a broad market index. In connection with the use of such options, a Fund may cover its position by identifying assets having a value equal to the aggregate face value of the option position taken.
Indexed securities are instruments whose prices are indexed to the prices of other securities, securities indices, commodities indices, currencies, precious metals or other commodities, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic.
Inflation-protected securities, for example, can be indexed to a measure of inflation, such as the Consumer Price Index (“CPI”).
Commodity-indexed securities, for example, can be indexed to a commodities index such as the Dow Jones-UBS Commodity Index Total Return.
The performance of indexed securities depends to a great extent on the performance of the security, currency, commodity, or other instrument or measure to which they are indexed, and also may be influenced by interest rate changes in the United States and abroad. Indexed securities may be more volatile than the underlying instruments or measures. Indexed securities also are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer’s creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, the U.S. Treasury and certain other U.S. government agencies. In calculating a Fund’s dividends, index-based adjustments may be considered income.
Periodic Auction Reset Bonds
Each Fund may invest in periodic auction reset bonds, which are bonds whose interest rates are reset periodically through an auction mechanism. For purposes of calculating the portfolio weighted average maturity of each Fund, the maturity of periodic auction reset bonds will be deemed to be the next interest reset date, rather than the remaining stated maturity of the instrument.
Periodic auction reset bonds, similar to short-term debt instruments, are generally subject to less interest rate risk than long-term fixed rate debt instruments because the interest rate will be periodically reset in a market auction. Periodic auction reset bonds with a long remaining stated maturity (i.e., ten years or more), however, could have greater market risk than fixed short-term debt instruments, arising from the possibility of auction failure or insufficient demand at an auction, resulting in greater price volatility of such instruments compared to fixed short-term bonds.
Preferred Stocks
Each Fund may invest in preferred stocks, which represent a class of capital stock. Generally, preferred stock has a specified dividend and ranks after bonds and before common stocks in its claim on income for dividend payments and on assets should the company be liquidated. Preferred stockholders do not ordinarily enjoy any of the voting rights of common stockholders. Most preferred stock is cumulative, meaning that if dividends are passed (not paid for any reason), they accumulate and must be paid before common dividends. Typically, a preferred stock pays a fixed dividend that does not fluctuate, although the company does not have to pay this dividend if it lacks the financial ability to do so. However, an adjustable-rate preferred stock pays a dividend that is adjustable, usually quarterly, based on changes in the U.S. Treasury bill rate or other money market rates. A convertible preferred stock is exchangeable for a given number of common shares and thus tends to be more volatile than nonconvertible preferred, which behaves more like a fixed income bond. The main benefit to owning preferred stock is that the investor has a greater claim on the company’s assets than common stockholders. Preferred stockholders always receive their dividends, and in the event the company goes bankrupt, are paid off before common stockholders. The Fund may purchase preferred stock where the issuer has omitted, or is in danger of omitting, payment of its dividend. Such investments would be made primarily for their capital appreciation potential.
Private Placements
Each Fund may invest in securities that are not registered under the 1933 Act (“restricted securities”). Restricted securities may be sold in private placement transactions between issuers and their purchasers and may be neither listed on an exchange nor traded in other established markets. In many cases, privately placed securities may not be freely transferable under the laws of the applicable jurisdiction or due to contractual restrictions on resale. As a result of the absence of a public trading market, privately placed securities may be less liquid and more difficult to value than publicly traded securities. To the extent that privately-placed securities may be resold in privately-negotiated transactions, the prices realized from the sales, due to illiquidity, could be less than those originally paid by the Fund or less than their fair market value. In addition, issuers whose securities are not publicly-traded may not be subject to the disclosure and other investor protection requirements that may be applicable if their securities were publicly traded. Certain of the Fund’s investments in private placements may consist of direct investments and may include investments in smaller, less seasoned issuers, which may involve greater risks. These issuers may have limited product lines, markets or financial resources, or they may be dependent on a limited management group. In making investments in such securities, a Fund may obtain access to material nonpublic information, which may restrict the Fund’s ability to conduct portfolio transactions in such securities.
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Some of these securities are new and complex, and trade only among institutions; the markets for these securities are still developing, and may not function as efficiently as established markets. Because there may not be an established market price for these securities, the Fund may have to estimate their value. Transactions in restricted or illiquid securities may entail registration expense and other transaction costs that are higher than those for transactions in unrestricted or liquid securities. Where registration is required for restricted or illiquid securities, a considerable time period may elapse between the time the Fund decides to sell the security and the time it is actually permitted to sell the security under an effective registration statement. If during such period, adverse market conditions were to develop, the Fund might obtain less-favorable pricing terms that when it decided to sell the security.
Put Bonds
Each Fund may invest in securities, the interest on which is excludable from gross income for federal income tax purposes (tax exempt securities) (including securities with variable interest rates) that may be redeemed or sold back (“put”) to the issuer of the security or a third party prior to stated maturity (“put bonds”). Such securities will normally trade as if maturity is the earlier put date, even though stated maturity is longer. Under a Fund’s portfolio allocation procedure, maturity for put bonds is deemed to be the date on which the put becomes exercisable.
Recent Market Conditions and Events
Global economies and financial markets are increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely affect issuers in another country or region. Geopolitical and other risks, including war, terrorism, trade disputes, political or economic dysfunction within some nations, public health crises and related geopolitical events, as well as environmental disasters such as earthquakes, fires, and floods, may add to instability in world economies and markets generally. Changes in trade policies and international trade agreements could affect the economies of many countries in unpredictable ways. Likewise, systemic market dislocations of the kind that occurred during the financial crisis that began in 2008, if repeated, would be highly disruptive to economies and markets, adversely affecting individual companies and industries, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of a Fund’s investments.
Political and diplomatic events within the United States, including a contentious domestic political environment, changes in political party control of one or more branches of the U.S. government, the U.S. government's inability at times to agree on a long-term budget and deficit reduction plan, the threat of a U.S. government shutdown, and disagreements over, or threats not to increase, the U.S. government's borrowing limit (or “debt ceiling”), as well as political and diplomatic events abroad, may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. A downgrade of the ratings of U.S. government debt obligations, or concerns about the U.S. government's credit quality in general, could have a substantial negative effect on the U.S. and global economies. Moreover, although the U.S. government has honored its credit obligations, there remains a possibility that the United States could default on its obligations. The consequences of such an unprecedented event are impossible to predict, but it is likely that a default by the United States would be highly disruptive to the U.S. and global securities markets and could significantly impair the value of the Funds’ investments.
Certain illnesses spread rapidly and have the potential to significantly and adversely affect the global economy and the value of a Fund’s investments. Outbreaks of illnesses and diseases, such as severe acute respiratory syndrome (SARS), influenza of various types and, most recently, COVID-19, or other similarly infectious diseases, may have material adverse impacts on a Fund and its performance. Epidemics and/or pandemics, such as COVID-19, have and may further result in, among other things, border closings and other significant travel restrictions and disruptions, significant disruptions to business operations, supply chains and customer activity, significant challenges to healthcare service preparation and delivery, and quarantines and stay-at-home orders, as well as general concern and uncertainty that has negatively affected the economic environment. These impacts have caused significant volatility and declines in global financial markets, which have caused losses for investors. The impact of COVID-19, and other epidemics and/or pandemics that may arise in the future, and may affect the economies of many nations, individual companies and the global securities and commodities markets, including their liquidity, in ways that cannot necessarily be foreseen at the present time. Historical patterns of correlation among asset classes may break down in unanticipated ways during times of high volatility, disrupting investment programs and potentially causing losses. The impact of public health crises, including COVID-19, may continue to last for an extended period of time.
The U.S. government and certain foreign central banks have taken a variety of unprecedented actions to stabilize the economy and calm the financial markets and may continue to do so, but the ultimate impact of these efforts and interventions is uncertain. In the future, the U.S. government or other governments may take actions that could affect the overall economy as well as the securities in which a Fund invests, the markets in which they trade, or the issuers of such securities, in ways that cannot necessarily be foreseen at the present time. Governmental and quasi-governmental authorities and regulators throughout the world, such as the U.S. Federal Reserve (the “Fed”), have in the past responded to major economic disruptions with a variety of significant fiscal and monetary policy changes, including but not limited to, direct capital infusions into companies, new monetary programs, and changes to interest rates. Certain of those policy changes, for example, were implemented in response to the COVID-19 pandemic. The Fed has spent hundreds of billions
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of dollars to keep credit flowing through short-term money markets since mid-September 2019 when a shortage of liquidity caused a spike in overnight borrowing rates, and again in 2020 with large stimulus initiatives intended to respond to economic stresses stemming from the COVID-19 pandemic. The impact of infectious diseases in developing and emerging market countries, however, may be greater due to less established health care systems and fewer government resources to bolster their economies. Public health crises may exacerbate other pre-existing political, social, and economic risks in certain countries.
Instability in the global capital markets may result in disruptions in liquidity in the debt capital markets, significant write-offs in the financial services sector (including banking), the repricing of credit risk in credit markets and the failure of domestic and international financial institutions. Precise interest rate predictions are difficult to make, and interest rates may change unexpectedly and dramatically in response to extreme changes in market or economic conditions. As a result, the value of fixed income securities may vary widely under certain market conditions and may result in heightened market volatility and a decline in the value of a Fund’s portfolio. Changes in government policies or central banks could negatively affect the value and liquidity of a Fund’s investments and cause it to lose money. The markets could react strongly to expectations for changes in government policies, which could increase volatility, especially if the market’s expectations are not borne out. There can be no assurance that the initiatives undertaken by governments and central banks will be successful.
COVID-19, and future epidemics or pandemics, could also impair the information technology and other operational systems upon which a Fund’s service providers rely, and could otherwise disrupt the ability of a Fund’s service providers to perform essential tasks. These could impair a Fund’s ability to maintain operational standards (such as with respect to satisfying redemption requests), disrupt the operations of a Fund’s service providers, and negatively impact a Fund’s performance. In certain cases, an exchange or market may close or issue trading halts on either specific securities or even the entire market, which may result in a Fund being, among other things, unable to buy or sell certain securities or financial instruments or accurately value its investments.
Markets generally and the energy sector specifically, including MLPs and energy companies in which a Fund may invest, may also be adversely impacted by reduced demand for oil and other energy commodities as a result of a slowdown in economic activity and by price competition among key oil producing countries. In the recent past, global oil prices have declined significantly and experienced significant volatility, including a period where an oil-price futures contract fell into negative territory for the first time in history, as demand for oil has slowed and oil storage facilities reach their storage capacities. Although the Organization of Petroleum Exporting Countries (OPEC) and other oil-producing countries responded, oil price volatility may adversely impact MLPs and energy infrastructure companies. Such companies’ growth prospects and ability to pay dividends may be negatively impacted, which could adversely impact a Fund's performance. Additionally, an extended period of reduced oil prices may significantly lengthen the time the energy sector would need to recover after a stabilization of prices.
Some countries, including the United States, are adopting more protectionist trade policies and are moving away from the tighter financial industry regulations that followed the 2008 financial crisis. The United States may also be considering significant new investments in infrastructure and national defense which, coupled with potentially lower federal taxes, could lead to sharply increased government borrowing and higher interest rates. The exact shape of these policies is still being considered through the political process, but the equity and debt markets may react strongly to expectations, which could increase volatility, especially if the market’s expectations for changes in government policies are not borne out.
High public debt in the United States and other countries creates ongoing systemic and market risks and policymaking uncertainty. There may be additional increases in the amount of debt due to the economic effects of the COVID-19 pandemic. Because there is little precedent for this situation, it is difficult to predict the impact on various markets. Over the longer term, rising interest rates may present a greater risk than has historically been the case due to the recent period of historically low rates, the effect of government fiscal and monetary policy initiatives, and potential market reactions to those initiatives.
Some countries where economic conditions are still recovering from the 2008 crisis are perceived as still fragile. The crisis caused strains among countries in the euro-zone that have not been fully resolved, and it is not yet clear what measures, if any, European Union (“EU”) or individual country officials may take in response. Withdrawal of government support, failure of efforts in response to the strains, or investor perception that such efforts are not succeeding could adversely impact the value and liquidity of certain securities and currencies.
In addition, global climate change may have an adverse effect on property and security values. A rise in sea levels, an increase in powerful windstorms and/or a storm-driven increase in flooding could cause coastal properties to lose value or become unmarketable altogether. Large wildfires driven by high winds and prolonged drought may devastate entire communities and may be very costly to any business found to be responsible for the fire or conducting operations in affected areas. These losses could adversely affect corporate borrowers and mortgage lenders, the value of mortgage-backed securities, the bonds of municipalities that depend on tax revenues and tourist dollars generated by such properties, and insurers of the property and/or of corporate, municipal, or mortgage-backed securities. Since property and security values are driven largely by buyers’ perceptions, it is difficult to know the time period over which these effects might unfold. Economists warn that, unlike previous declines in the real estate market, properties in affected coastal zones may never recover their value. Regulatory changes and divestment movements tied to concerns about climate
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change could adversely affect the value of certain land and the viability of industries whose activities or products are seen as accelerative to climate change.
Some market participants have expressed concern that passively managed index funds and other indexed products inflate the value of their component securities. If the component securities in such indices decline in value for this and other reasons, the value of a Fund’s investments in these securities will also decline.
Russia’s invasion of Ukraine, and corresponding events in late February 2022, have had, and could continue to have, severe adverse effects on regional and global economic markets for securities and commodities. Following Russia’s actions, various governments, including the United States, have issued broad-ranging economic sanctions against Russia, including, among other actions, a prohibition on doing business with certain Russian companies, large financial institutions, officials and oligarchs; the removal by certain countries and the EU of selected Russian banks from the Society for Worldwide Interbank Financial Telecommunications (SWIFT), the electronic banking network that connects banks globally; and restrictive measures to prevent the Russian Central Bank from undermining the impact of the sanctions. The current events, including sanctions and the potential for future sanctions, including any impacting Russia’s energy sector, and other actions, and Russia’s retaliatory responses to those sanctions and actions, may continue to adversely impact the Russian and Ukrainian economies and may result in the further decline of the value and liquidity of Russian and Ukrainian securities, a continued weakening of the ruble and hryvnia and continued exchange closures, and may have other adverse consequences on the Russian and Ukrainian economies that could impact the value of these investments and impair the ability of the Fund to buy, sell, receive or deliver those securities. Moreover, those events have, and could continue to have, an adverse effect on global markets performance and liquidity, thereby negatively affecting the value of a Fund’s investments beyond any direct exposure to Russian and Ukrainian issuers. The duration of ongoing hostilities and the vast array of sanctions and related events cannot be predicted. Those events present material uncertainty and risk with respect to markets globally and the performance of the Funds and their investments or operations could be negatively impacted.
Risks Related to Cybersecurity. The Funds and their service providers have administrative and technical safeguards in place with respect to information security. Nevertheless, the Funds and their service providers are potentially susceptible to operational and information security risks resulting from a cyber-attack as the Funds are highly dependent upon the effective operation of their computer systems and those of their business partners. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, denial of service on websites and other operational disruption and unauthorized release of confidential customer information. Cyber-attacks affecting the Adviser, Victory Capital Services, Inc. (the “Distributor,”), the Funds, the custodian, the transfer agent, financial intermediaries and other affiliated or third-party service providers may adversely affect the Funds and their shareholders. For instance, cyber-attacks may interfere with the processing of Fund transactions, including the processing of orders, impact a Fund’s ability to calculate net asset values, cause the release and possible destruction of confidential customer or business information, impede trading, subject a Fund and/or its service providers and intermediaries to regulatory fines and financial losses and/or cause reputational damage. Cybersecurity risks may also affect the issuers of securities in which a Fund invests, which may cause a Fund’s investments to lose value. A Fund may also incur additional costs for cybersecurity risk management in the future. Although the Funds and their service providers have adopted security procedures to minimize the risk of a cyber-attack, there can be no assurance that the Funds or their service providers will avoid losses affecting the Funds due to cyber-attacks or information security breaches in the future.
Responsible Investing Risk. A Fund may incorporate specific responsible, environmental, social and governance (“ESG”), impact or sustainability considerations into its investment objectives, strategies, and/or processes, as described in the applicable Fund's Prospectus. These considerations will vary depending on a Fund's particular investment strategy and the investment process followed by the particular investment team that manages the Fund. A team may include consideration of third-party research as well as consideration of proprietary research across the ESG risks and opportunities regarding an issuer. The investment team considers those ESG characteristics it deems relevant or additive when making investment decisions for a Fund. The ESG characteristics utilized in a Fund's investment process are anticipated to evolve over time and one or more characteristics may not be relevant with respect to all issuers that are eligible for investment.
ESG characteristics are not the sole considerations when making investment decisions for a Fund. Further, investors can differ in their views of what constitutes positive or negative ESG characteristics. As a result, a Fund may invest in issuers that do not reflect the beliefs and values with respect to ESG of any particular investor. ESG considerations may affect a Fund's exposure to certain companies or industries and a Fund may forego certain investment opportunities. While the Adviser views ESG considerations as having the potential to contribute to a Fund's long-term performance, there is no guarantee that such results will be achieved.
Brexit. The United Kingdom (“UK”) ceased to be a member of the EU on January 31, 2020 (“Brexit”). During a prescribed period (the “Transition Period”), certain transitional arrangements were in effect, such that the UK continued to be treated, in most respects, as if it were still a member of the EU, and generally remained subject to EU law. The Transition Period ended on December 31, 2020. On December 24, 2020, the EU and the UK reached an agreement in principle on the terms of certain agreements and declarations governing the ongoing relationship between the EU and the UK, including the EU-UK Trade and Cooperation Agreement (the
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“Agreement”). The Agreement entered into force on May 1, 2021. The Agreement is limited in its scope primarily to the trade of goods, transport, energy links and fishing, and uncertainties remain relating to certain aspects of the UK’s future economic, trading, and legal relationships with the EU and with other countries. The actual or potential consequences of Brexit, and the associated uncertainty, could adversely affect economic and market conditions in the UK, in the EU and its member states and elsewhere, and could contribute to instability in global financial markets.
The impact of such events on the Funds is difficult to predict but they may adversely affect the return on the Funds and their investments. There may be detrimental implications for the value of a Fund’s investments, its ability to enter into transactions or to value or realize such investments or otherwise to implement its investment program. It is possible that a Fund’s investments may need to be restructured to enable a Fund's objectives to be pursued fully. This may increase costs or make it more difficult for a Fund to pursue its investment objective.
The London Interbank Offered Rate (“LIBOR”). LIBOR has historically been the principal floating rate benchmark in the financial markets. However, LIBOR was discontinued as a floating rate benchmark after June 30, 2023. Then-existing LIBOR obligations have been transitioned or will transition to another benchmark, depending on the LIBOR currency and tenor. For some existing LIBOR-based obligations, the contractual consequences of the discontinuation of LIBOR may not be clear.
Non-LIBOR floating rate obligations, including obligations based on the Secured Overnight Financing Rate (“SOFR”), may have returns and values that fluctuate more than those of floating rate debt obligations that are based on LIBOR or other rates. Also, because SOFR and some alternative floating rates are relatively new market indexes, markets for certain non-LIBOR obligations may never develop or may not be liquid. Market terms for non-LIBOR floating rate obligations, such as the spread over the index reflected in interest rate provisions, may evolve over time, and prices of non-LIBOR floating rate obligations may be different depending on when they are issued and changing views about correct spread levels.
Various SOFR-based rates, including SOFR-based term rates, and various non-SOFR-based rates have developed in response to the discontinuation of U.S. dollar LIBOR, which may create various risks for the Funds and the financial markets more generally. There are non- LIBOR forward-looking floating rates that are not based on SOFR and that may be considered by participants in the financial markets as LIBOR alternatives. Unlike forward-looking SOFR-based term rates, such rates are intended reflect a bank credit spread component.
It is not clear how replacement rates for LIBOR--including SOFR-based rates and non-SOFR-based rates--will continue to develop and to what extent they will be used. There is no assurance that these replacement rates will be suitable substitutes for LIBOR, and thus the substitution of such rates for LIBOR could have an adverse effect on the Funds and the financial markets more generally. Concerns about market depth and stability could affect the development of non-SOFR-based term rates, and such rates may create various risks, which may or may not be similar to the risks relating to SOFR.
Real Estate Investment Trusts (“REITs”)
Each Fund may invest a portion of its assets in the debt and preferred securities of REITs and, therefore, may be subject to certain other risks, such as credit risk, associated with investment in these securities. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. Furthermore, REITs are dependent upon the specialized management skills of their managers and may have limited geographic diversification, thereby subjecting them to risks inherent in financing a limited number of projects. REITs depend generally on their ability to generate cash flow to make distributions to shareholders, and certain REITs have self-liquidation provisions by which mortgages held may be paid in full and distributions of capital returns may be made at any time. A shareholder in a Fund that invests in REITs will bear not only its proportionate share of the expenses of the Fund, but also will bear, indirectly, the management expenses of the underlying REITs.
In addition, the Funds may generally be exposed to the following risks associated with direct investments in real estate as investors of REIT securities: the cyclical nature of real estate values, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, demographic trends and variations in rental income, changes in zoning laws, casualty or condemnation losses, environmental risks, and increases in interest rates and other real estate capital market influences. The real estate industry has been subject to substantial fluctuations and declines on a local, regional and national basis in the past and may continue to be in the future.
Repurchase Agreements
Each Fund may invest in repurchase agreements. A repurchase agreement is a transaction in which a security is purchased with a simultaneous commitment to sell it back to the seller (a commercial bank or recognized securities dealer) at an agreed-upon price on an agreed-upon date, usually not more than seven days from the date of purchase. The resale price reflects the purchase price plus an agreed-upon market rate of interest, which is unrelated to the coupon rate or maturity of the purchased security. The Fund maintains custody of the underlying securities prior to their repurchase, either through its regular custodian or through a special “tri-party”
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custodian that maintains separate accounts for both the Fund and its counterparty. Thus, the obligation of the counterparty to pay the repurchase price on the date agreed to or upon demand is, in effect, secured by the underlying securities. In these transactions, the securities purchased by the Fund will be those in which it is authorized to invest and have a total value equal to or in excess of the amount of the repurchase obligation. If the seller defaults and the value of the underlying security declines, the Fund may incur a loss and may incur expenses in selling the collateral. If the seller seeks relief under the bankruptcy laws, the disposition of the collateral may be delayed or limited. The Fund will invest in repurchase agreement transactions with parties whose creditworthiness has been reviewed and found satisfactory by the Adviser.
Section 4(a)(2) Commercial Paper and Rule 144A Securities
Each Fund may invest in commercial paper issued in reliance on the “private placement” exemption from registration afforded by Section 4(a)(2) of the 1933 Act (“Section 4(2) Commercial Paper”). Section 4(2) Commercial Paper is restricted as to disposition under the federal securities laws; therefore, any resale of Section 4(2) Commercial Paper must be effected in a transaction exempt from registration under the Securities Act. Section 4(2) Commercial Paper is normally resold to other investors through or with the assistance of the issuer or investment dealers who make a market in Section 4(2) Commercial Paper, thus providing liquidity.
Each Fund also may purchase restricted securities eligible for resale to “qualified institutional buyers” pursuant to Rule 144A under the 1933 Act (“Rule 144A Securities”). Rule 144A provides a non-exclusive safe harbor from the registration requirements of the 1933 Act for resales of certain securities to institutional investors.
However, investing in Rule 144A securities and Section 4(a)(2) commercial paper could have the effect of increasing the level of a Fund’s illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities.
Securities of Other Investment Companies
Each Fund may invest in securities issued by other investment companies that invest in eligible quality, short-term debt securities and money market instruments. As a shareholder of another investment company, a Fund would indirectly bear, along with other shareholders, its pro rata portion of the other investment company’s expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that a Fund bears in connection with its own operations. The Funds may invest in securities issued by other investment companies subject to statutory limitations prescribed by the 1940 Act. Certain exceptions to these limitations are provided by the 1940 Act and the rules and regulations thereunder. Investing in other investment companies involves substantially the same risks as investing directly in the underlying instruments, but the total return on such instruments at the investment company level may be reduced by the operating expenses and fees of such investment companies, including advisory fees.
Senior Securities and Borrowings
Pursuant to the investment restrictions that have been adopted by the Trust for the Fund, the Fund may not issue senior securities, except as permitted under the 1940 Act. “Senior securities” are defined as any bond, debenture, note, or similar obligation or instrument constituting a security and evidencing indebtedness, and any Fund obligations that have a priority over the Fund’s shares with respect to the payment of dividends or the distribution of Fund assets. The 1940 Act prohibits a Fund from issuing senior securities except that the Fund may borrow money in amounts of up to one-third (33 1/3%) of the Fund’s total assets (including the amount borrowed) less liabilities (other than borrowings) from banks. Any borrowings that exceed this amount will be reduced within three days (excluding Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation even if it is not advantageous to sell securities at that time. Borrowings may be used for a variety of purposes, including (i) for temporary or emergency purposes, (ii) in anticipation of or in response to adverse market conditions, (iii) for cash management purposes, and (iv) for investment purposes. Borrowed money will cost a Fund interest expense and/or other fees. The costs of borrowing may reduce a Fund’s return. To the extent that a Fund has outstanding borrowings, it will be leveraged. Leveraging generally exaggerates the effect on net asset value of any increase or decrease in the market value of a Fund’s securities.
Security Substitution
At times when a corporate action involving a constituent is pending, an arbitrage opportunity may exist. For example, if a constituent is acquiring another company (which may or may not be an index constituent) for stock, the target company may be trading at a discount to the acquiring company, given the conditions of the deal and the market. In this case, value may be added to a Fund by purchasing the target company stock in anticipation of the acquisition and corresponding exchange of the target company stock for the acquiring company stock. The Fund would effectively increase in weighting of the acquiring company in line with the holding’s increased weighting in the index at a price lower than that of the acquiring company’s stock.
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Separate Trading of Registered Interest and Principal of Securities (“STRIPS”)
Each Fund may invest in STRIPS, which are U.S. Treasury securities that allow the investor to hold and trade the individual interest and principal components of eligible Treasury notes and bonds as separate securities. STRIPS can only be purchased and held through financial institutions and government securities brokers and dealers. These securities are backed by the full faith and credit of the U.S. government.
Short-Term Instruments
When a Fund experiences large cash inflows, for example, through the sale of securities and desirable securities that are consistent with the Fund’s investment objective(s) are unavailable in sufficient quantities or at attractive prices, the Fund may hold short-term investments (or shares of money market mutual funds) for a limited time at the discretion of the Adviser. Short-term instruments consist of foreign and domestic: (i) short-term obligations of sovereign governments, their agencies, instrumentalities, authorities, or political subdivisions; (ii) other short-term debt securities; (iii) commercial paper; (iv) bank obligations, including negotiable certificates of deposit, time deposits and bankers’ acceptances; and (v) repurchase agreements.
Swap Arrangements
Each Fund may enter into various forms of swap arrangements with counterparties with respect to interest rates, currency rates, specific securities, or indices, including purchase of caps, floors and collars as described below. Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. A swap agreement may be negotiated bilaterally and traded over-the-counter (“OTC”) between the two parties (for uncleared swaps) or, in some instances, must be transacted through an FCM and cleared through a clearing house that serves as a central counterparty (for a cleared swap).
In an interest rate swap, a Fund could agree for a specified period to pay a bank or investment banker the floating rate of interest on a so-called notional principal amount (i.e., an assumed figure selected by the parties for this purpose) in exchange for an agreement by the bank or investment banker to pay a Fund a fixed rate of interest on the notional principal amount. In a currency swap, a Fund would agree with the other party to exchange cash flows based on the relative differences in values of a notional amount of two (or more) currencies; in an index swap, a Fund would agree to exchange cash flows on a notional amount based on changes in the values of the selected indices. The purchase of a cap entitles the purchaser to receive payments from the seller on a notional amount to the extent that the selected index exceeds an agreed-upon interest rate or amount whereas the purchase of a floor entitles the purchaser to receive such payments to the extent the selected index falls below an agreed-upon interest rate or amount. A collar combines buying a cap and selling a floor.
Most swaps entered into by a Fund will be on a net basis. For example, in an interest rate swap, amounts generated by application of the fixed rate and floating rate to the notional principal amount would first offset one another, with the Fund either receiving or paying the difference between such amounts. In order to be in a position to meet any obligations resulting from swaps, a Fund will set up a segregated custodial account to hold liquid assets, including cash. For swaps entered into on a net basis, assets will be segregated having a net asset value equal to any excess of a Fund’s accrued obligations over the accrued obligations of the other party; for swaps on other than a net basis, assets will be segregated having a value equal to the total amount of a Fund’s obligations. Collateral is treated as illiquid.
Swap agreements historically have been individually negotiated and most swap arrangements are currently OTC traded. Certain standardized swaps currently are, and more in the future will be, centrally cleared and traded on either a swap execution facility or a designated contract market. Cleared swaps are transmitted through FCMs that are members of central clearinghouses with the clearinghouse serving as a central counterparty similar to transactions in futures contracts. Central clearing is expected to decrease counterparty risk and increase liquidity compared to uncleared swaps because central clearing interposes the central clearinghouse as the counterparty to each participant’s swap. However, central clearing does not eliminate counterparty risk or illiquidity risk entirely. For example, swaps that are centrally cleared are subject to the creditworthiness of the clearing organization involved in the transaction. An investor could lose margin payments it has deposited with its FCM, as well as the net amount of gains not yet paid by the clearing organization if the clearing organization becomes insolvent or goes into bankruptcy. In the event of bankruptcy of the clearing organization, the investor may be entitled to the net amount of gains the investor is entitled to receive, plus the return of margin owed to it only in proportion to the amount received by the clearing organization’s other customers, potentially resulting in losses to the investor. In addition, depending on the size of a portfolio and other factors, the margin required under the rules of a clearinghouse and by a clearing member FCM may be in excess of the collateral required to be posted by a portfolio to support its obligations under a similar uncleared swap.
These swap arrangements will be made primarily for hedging purposes, to preserve the return on an investment or on a portion of a Fund’s portfolio. However, a Fund may, as noted above, enter into such arrangements for income purposes to the extent permitted by applicable law. In entering into a swap arrangement, a Fund is dependent upon the creditworthiness and good faith of the counterparty. A Fund will attempt to reduce the risk of nonperformance by the counterparty by dealing only with established, reputable institutions.
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The swap market has grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation and, in some cases, transacting in swaps that are centrally cleared and exchange-traded. As a result, the swap market has become relatively liquid. Certain swap transactions involve more recent innovations for which standardized documentation has not yet been fully developed and generally will not be centrally cleared or traded on an exchange and, accordingly, they are less liquid than traditional swap transactions.
A Fund may enter into interest rate swaps, the use of which is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its forecasts of market values, interest rates, or other applicable factors, the investment performance of a Fund would diminish compared with what it would have been if these investment techniques were not used. Moreover, even if the Adviser is correct in its forecasts, there is a risk that the swap position may correlate imperfectly with the price of the asset or liability being hedged.
The Funds may enter into credit default swap contracts (“CDSs”) for investment purposes. If a Fund is a seller of a CDS contract, a Fund would be required to pay the par (or other agreed upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, a Fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, a Fund would keep the stream of payments and would have no payment obligations. As the seller, a Fund would be subject to investment exposure on the notional amount of the swap. As the seller, a Fund is not required to remain in the CDS contract until default or maturity and could terminate the contract and incur a realized gain or loss.
The Funds also may purchase CDS contracts in order to hedge against the risk of default of debt securities it holds, in which case a Fund would function as the counterparty referenced above. This would involve the risk that the swap may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It also would involve credit risk; the seller may fail to satisfy its payment obligations to a Fund in the event of a default. As the buyer, a Fund is not required to remain in the CDS contract until default or maturity and could terminate the contract and incur a realized gain or loss.
The swap market was largely unregulated prior to the enactment of the Dodd-Frank Act. The Dodd-Frank Act has changed the way the U.S. swap market is supervised and regulated. Developments in the swap market under final implementing regulations under the Dodd-Frank Act will adversely affect a Fund’s ability to enter into certain swaps in the over-the-counter market (and requires that certain of such instruments be exchange-traded and centrally cleared). Dodd-Frank Act developments also could adversely affect a Fund’s ability to support swap trades with collateral, terminate new or existing swap agreements, or realize amounts to be received under such instruments. Regulations that are being developed by the CFTC and banking regulators will require a Fund to post margin on over-the-counter swaps, and clearing organizations and exchanges require minimum margin requirements for exchange-traded and cleared swaps. These changes, under the Dodd-Frank Act, may increase the cost of a Fund’s swap investments, which could adversely affect Fund investors.
Synthetic Instruments
Each Fund may invest in tender option bonds, bond receipts, and similar synthetic municipal instruments. A synthetic instrument is a security created by combining an intermediate or long-term municipal bond with a right to sell the instrument back to the remarketer or liquidity provider for repurchase on short notice. This right to sell is commonly referred to as a tender option. Usually, the tender option is backed by a conditional guarantee or letter of credit from a bank or other financial institution. Under its terms, the guarantee may expire if the municipality defaults on payments of interest or principal on the underlying bond, if the credit rating of the municipality is downgraded, or interest on the underlying bond loses its tax-exempt status. The recent economic downturn and budgetary constraints have made municipal securities more susceptible to downgrade, default, and bankruptcy.
Synthetic instruments involve structural risks that could adversely affect the value of the instrument or could result in a Fund’s holding an instrument for a longer period of time than originally anticipated. For example, because of the structure of a synthetic instrument, there is a risk that a Fund will not be able to exercise its tender option.
Tax-Exempt Securities
Each Fund may purchase tax-exempt securities, which include general obligation bonds, which are secured by the issuer’s pledge of its faith, credit, and taxing power for the payment of principal and interest; revenue bonds, which are payable from the revenue derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source, but not from the general taxing power; and certain types of private activity bonds issued by or on behalf of public authorities to obtain funds for privately operated facilities, provided that the interest paid on such securities qualifies as exempt from federal income tax.
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Treasury Inflation-Protected Securities (“TIPS”)
Each Fund may invest in TIPS, which are U.S. Treasury securities that have been designed to provide a real rate of return after being adjusted over time to reflect the impact of inflation. Their principal value periodically adjusts to take into account the rate of inflation. They trade at prevailing real, or after inflation, interest rates. The U.S. Treasury guarantees repayment of at least the face value of these securities in the event of sustained deflation or a drop in prices.
U.S. Government Obligations
Each Fund may invest in various types of U.S. government obligations. U.S. government obligations include securities issued or guaranteed as to principal and interest by the U.S. government and supported by the full faith and credit of the U.S. Treasury. U.S. government obligations differ mainly in the length of their maturity. Treasury bills, the most frequently issued marketable government securities, have a maturity of up to one year and are issued on a discount basis. U.S. government obligations also include securities issued or guaranteed by federal agencies or instrumentalities, including government-sponsored enterprises (“GSEs”). Some obligations of such agencies or instrumentalities of the U.S. government are supported by the full faith and credit of the United States or U.S. Treasury guarantees. Other obligations of such agencies or instrumentalities of the U.S. government are supported by the right of the issuer or guarantor to borrow from the U.S. Treasury. Others are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality or only by the credit of the agency or instrumentality issuing the obligation.
In the case of obligations not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. government would provide financial support to its agencies or instrumentalities (including GSEs) where it is not obligated to do so. In addition, U.S. government obligations are subject to fluctuations in market value due to fluctuations in market interest rates. As a general matter, the value of debt instruments, including U.S. government obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. government obligations are subject to fluctuations in yield or value due to their structure or contract terms.
Although a Fund may hold securities that carry U.S. government guarantees, these guarantees do not extend to shares of the Fund itself and do not guarantee the market prices of the securities. In recent periods, the values of U.S. government securities have been affected substantially by increased demand for them in the global markets. Increases or decreases in the demand for U.S. government securities may occur at any time and may result in increased volatility in the values of those securities.
Variable-Rate and Floating-Rate Securities
Each Fund may invest in variable-rate and floating-rate securities, which bear interest at rates that are adjusted periodically to market rates. These interest rate adjustments can both raise and lower the income generated by such securities. These changes will have the same effect on the income earned by a Fund depending on the proportion of such securities held. Because the interest rates of variable-rate and floating-rate securities are periodically adjusted to reflect current market rates, the market value of the variable-rate and floating-rate securities is less affected by changes in prevailing interest rates than the market value of securities with fixed interest rates. The market value of variable-rate and floating-rate securities usually tends toward par (100% of face value) at interest rate adjustment time.
Similar to fixed-rate debt instruments, variable- and floating-rate instruments are subject to changes in value based on changes in market interest rates or changes in the issuer’s creditworthiness. In addition, variable- and floating-rate securities are subject to the risk of loss of principal and income. Although borrowers frequently provide collateral to secure repayment of these obligations, they do not always do so, and these securities may be unsecured. If borrowers do provide collateral, the value of the collateral may not completely cover the borrower’s obligations at the time of a default. If a borrower files for protection from its creditors under bankruptcy laws, these laws may limit a Fund’s rights to its collateral. In the event of a bankruptcy, the holder of a variable- or floating-rate loan may not recover its principal, may experience a long delay in recovering its investment, and may not receive interest during the delay.
Variable-Rate Demand Notes (“VRDNs”)
Each Fund may invest in VRDNs, which are securities that provide the right to sell the security at face value on either that day or within the rate-reset period. The interest rate is adjusted at a stipulated daily, weekly, monthly, quarterly, or other specified time interval to a rate that reflects current market conditions. The effective maturity for these instruments is deemed to be less than 397 days in accordance with detailed regulatory requirements. These interest-rate adjustments can both raise and lower the income generated by such securities. These changes will have the same effect on the income earned by a Fund depending on the proportion of such securities held. VRDNs are tax-exempt securities.
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Warrants
To the extent that such investments are consistent with its investment objective, each Fund may invest in warrants. Warrants represent rights to purchase securities at a specific price valid for a specific period of time. Warrants can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants do not necessarily move in tandem with the prices of the underlying securities and therefore are highly volatile and speculative investments. If a warrant held by a Fund is not exercised by the date of its expiration, the Fund would lose the entire purchase price of the warrant. Each Fund may only purchase warrants on securities in which the Fund may invest directly.
When-Issued and Delayed-Delivery Securities
Each Fund may invest in debt securities offered on a when-issued or delayed-delivery basis; that is, delivery, of and payment for, the securities take place after the date of the commitment to purchase, normally within 45 days. The payment obligation and the interest rate that will be received on the securities are each fixed at the time the buyer enters into the commitment. A Fund may sell these securities before the settlement date if it is deemed advisable.
Debt securities purchased on a when-issued or delayed-delivery basis are subject to changes in value in the same way as other debt securities held in the Funds’ portfolios are; that is, both generally experience appreciation when interest rates decline and depreciation when interest rates rise. The value of such securities will also be affected by the public’s perception of the creditworthiness of the issuer and anticipated changes in the level of interest rates. Purchasing securities on a when-issued or delayed-delivery basis involves a risk that the yields available in the market when the delivery takes place may actually be higher than those obtained in the transaction itself. To ensure that the Fund will be able to meet its obligation to pay for when-issued or delayed-delivery securities at the time of settlement, a Fund will segregate cash or liquid securities at least equal to the amount of the when-issued or delayed-delivery commitments. The segregated securities are valued at market, and any necessary adjustments are made to keep the value of the cash and/or segregated securities at least equal to the amount of such commitments by the Fund.
On the settlement date of the when-issued or delayed-delivery securities, a Fund will meet its obligations from then-available cash, sale of segregated securities, sale of other securities, or from sale of the when-issued or delayed-delivery securities themselves (which may have a value greater or less than the Fund’s payment obligations). The availability of liquid assets for this purpose, and the effect of asset segregation on a Fund’s ability to meet its current obligations, to honor requests for redemption, and to otherwise manage its investment portfolio, will limit the extent to which the Fund may purchase when-issued and delayed-delivery securities. A Fund may realize a capital gain or loss in connection with such transactions.
Zero Coupon Bonds
Each Fund may invest in zero coupon bonds. A zero coupon bond is a security that is sold at a discount from its face value (“original issue discount”), makes no periodic interest payments, and is redeemed at face value when it matures. The lump sum payment at maturity increases the price volatility of the zero coupon bond in response to changes in interest rates when compared to a bond that distributes a semiannual coupon payment. In calculating its income, a Fund accrues the daily amortization of the original issue discount.
INVESTMENTS IN THE FUNDS BY OTHER REGISTERED INVESTMENT COMPANIES
Section 12(d)(1) of the 1940 Act restricts investments by registered investment companies in the securities of other investment companies, including shares of a Fund. Other registered investment companies (typically structured as a “fund of funds”) are not permitted to invest in a Fund beyond the limits set forth in Section 12(d)(1) except as permitted by any rules and regulations adopted under applicable law, including that such investment companies enter into an agreement with the Trust on behalf of the Fund.
DETERMINING NET ASSET VALUE (“NAV”) AND VALUING PORTFOLIO SECURITIES
Each Fund’s NAV is determined, and the shares of each Fund are priced normally as of the valuation time(s) indicated in the Prospectus on each Business Day. A “Business Day” is a day on which the NYSE is open. The NYSE generally is closed in observance of the following holidays: New Year’s Day, Dr. Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth, Independence Day, Labor Day, Thanksgiving, and Christmas Day. In addition to closing in observance of the same holidays as the NYSE, the Federal Reserve Bank of Cleveland is also closed on Columbus Day and Veterans Day.
In the event of an emergency or other disruption in trading on the NYSE, a Fund’s share price normally will be determined based upon the close of the NYSE. In the event of an emergency or other disruption in trading on the bond market, the Bond Fund's share price will normally be determined based upon the close of the bond market.
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The Funds generally value their investments based upon their last reported sale prices, market quotations, or estimates of value provided by an independent pricing service as of the time as of which the Fund’s share price is calculated. The Board has designated the Adviser as the “valuation designee” in accordance with Rule 2a-5 under the 1940 Act.
Investment Company Securities
Shares of another open-end investment company (mutual fund) held by a Fund are valued at the latest closing NAV of such mutual fund. Shares of any ETFs held by a Fund are valued in the manner described below under “Equity Securities.”
Fixed Income Securities
Fixed income securities held by a Fund are valued on the basis of security valuations provided by an independent pricing service, approved by the Board, that determines value by using, among other things, information with respect to transactions of a security, quotations from dealers, market transactions in comparable securities and various relationships between securities. Specific investment securities that are not priced by the approved pricing service will be valued according to quotations obtained from dealers who are market makers in those securities. Investment securities with less than 60 days to maturity when purchased are valued at amortized cost that approximates market value. Investment securities not having readily available market quotations will be priced at fair value using a methodology approved in good faith by the Board or its designee in accordance with applicable Rules under the 1940 Act subject to Board oversight.
Convertible Fixed Income Securities
Convertible fixed income securities are valued in the same manner as any fixed income security. Non-convertible fixed income securities are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices and may reflect appropriate factors such as institution-sized trading in similar groups of securities, developments related to special securities, yield, quality, coupon rate, maturity, type of issue, individual trading characteristics, and other market data. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers in a manner specially authorized by the Board or its designee in accordance with applicable Rules under the 1940 Act, subject to Board oversight. Short-term obligations having 60 days or less to maturity are valued on the basis of amortized cost, except for convertible fixed income securities.
Equity Securities
Each equity security (including ETFs) held by a Fund is valued at the closing price on the exchange where the security is principally traded. Each security traded in the over-the-counter market (but not including securities the trading activity of which is reported on Nasdaq’s Automated Confirmation Transaction (“ACT”) System) is valued at the bid based upon quotes furnished by market makers for such securities. Each security the trading activity of which is reported on Nasdaq’s ACT System is valued at the Nasdaq Official Closing Price.
Futures and Options Contracts
For purposes of determining NAV, futures and options contracts generally will be valued 15 minutes after the close of trading of the NYSE.
Funds that Invest a Significant Amount of their Assets in Foreign Securities
Time zone arbitrage. Funds that invest a significant amount of their assets in foreign securities, may be exposed to attempts by investors to engage in “time-zone arbitrage.” Using this technique, investors seek to take advantage of differences in the values of foreign securities that might result from events that occur after the close of the foreign securities market on which a security is traded and before the close of the NYSE that day, when the Funds calculate their NAV.
If successful, time zone arbitrage might dilute the interests of other shareholders. These Funds use “fair value pricing” under certain circumstances, to adjust the closing market prices of foreign securities to reflect what the Board or its designee in accordance with applicable Rules under the 1940 Act subject to Board oversight considers to be their fair value. Fair value pricing may also help to deter time zone arbitrage.
Fair Value Pricing
If market quotations are not readily available, or (in the Adviser’s judgment) do not accurately reflect the fair value of a security, or if after the close of the principal market on which a security held by a Fund is traded and before the time as of which the Funds’ net asset value is calculated that day, an event occurs that the Adviser learns of and believes in the exercise of its judgment will cause a material change in the value of that security from the closing price of the security on the principal market on which it is traded, that
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security may be valued by another method that the Board or its designee in accordance with applicable Rules under the 1940 Act subject to Board oversight believes would more accurately reflect the security’s fair value.
The Funds’ use of fair value pricing procedures involves subjective judgments and it is possible that the fair value determined for a security may be materially different from the value that could be realized upon the sale of that security. Accordingly, there can be no assurance that a Fund will obtain the fair value assigned to a security if it were to sell the security at approximately the same time at which the Fund determines its NAV per share.
Other Valuation Information
Under the 1940 Act, the Funds are required to act in good faith in determining the fair value of portfolio securities. The SEC has recognized that a security’s valuation may differ depending on the method used for determining value. The fair value ascertained for a security is an estimate and there is no assurance, given the limited information available at the time of fair valuation, that a security’s fair value will be the same as or close to the subsequent opening market price for that security.
The Board has adopted valuation procedures for the Funds and has delegated the day-to-day responsibility for fair valuation determinations to the Adviser and the Adviser’s Pricing Committee. Those determinations may include consideration of recent transactions in comparable securities, information relating to a specific security, developments in and performance of foreign securities markets, current valuations of foreign or U.S. indices, and adjustment co-efficients based on fair value models developed by independent service providers. The Adviser may, for example, adjust the value of portfolio securities based on fair value models supplied by the service provider when the Adviser believes that the adjustments better reflect actual prices as of the close of the NYSE.
Generally, trading in foreign securities, corporate bonds, U.S. government securities and money market instruments is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the NAV of each Fund’s shares generally are determined at such times. Foreign currency exchange rates are also generally determined prior the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which such values are determined and the close of the NYSE. If events affecting the value of securities occur during such a period, and a Fund’s NAV is materially affected by such changes in the value of the securities, then these securities will be valued at their fair value as determined in good faith by the Adviser in accordance with applicable law. Other securities and assets for which market quotations are not readily available or for which valuation cannot be provided are valued as determined in good faith of the Adviser in accordance with applicable law.
Other securities and assets for which market quotations are not readily available or for which valuation cannot be provided are valued as determined in good faith in accordance with procedures approved by the Board or its designee in accordance with applicable Rules under the 1940 Act subject to Board oversight.
Rule 2a-5 under the 1940 Act establishes a revised regulatory framework for fair valuation of portfolio securities, which will require the Funds to revise their fair valuation procedures. Among other things, Rule 2a-5 will allow the Board to designate to the Adviser certain fair valuation responsibilities. The Funds are required to comply with Rule 2a-5 in September 2022.
When the NYSE is closed, or when trading is restricted for any reason other than its customary weekend or holiday closings, or under emergency circumstances as determined by the SEC to warrant such action, the Funds may not be able to accept purchase or redemption requests. A Fund’s NAV may be affected to the extent that its securities are traded on days that are not Business Days. Each Fund reserves the right to reject any purchase order in whole or in part.
PURCHASE AND REDEMPTION OF SHARES
Creation Units
Each Fund issues and redeems Shares in Creation Units on a continuous basis through the Distributor (as defined below), without a sales load, at the NAV next determined after receipt of an order in proper form on any Business Day. A “Business Day” is any day on which the NYSE is open for business.
Currently, a Creation Unit is an aggregation of 50,000 shares and Creation Units of 10,000 shares in the case of the Free Cash Flow Fund. In its discretion, the Trust reserves the right to increase or decrease the number of the Fund’s shares that constitute a Creation Unit. The Board reserves the right to declare a split or a consolidation in the number of shares outstanding of the Fund, and to make changes in the number of shares constituting a Creation Unit, including in the event that the per share price in the secondary market rises (or declines) to an amount that falls outside the range deemed desirable by the Board.
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Authorized Participants
To purchase or redeem any Creation Units, you must be, or transact through, an Authorized Participant. In order to be an Authorized Participant, you must be either a broker-dealer or other participant (“Participating Party”) in the Continuous Net Settlement System (“Clearing Process”) of the National Securities Clearing Corporation (“NSCC”) or a participant in DTC with access to the DTC system (“DTC Participant”), and you must execute an agreement (“Participant Agreement”) with the Distributor that governs transactions in each Fund’s Creation Units.
Investors who are not Authorized Participants but want to transact in Creation Units may contact the Distributor for the names of Authorized Participants. An Authorized Participant may require investors to enter into a separate agreement to transact through it for Creation Units and may require orders for purchases of shares placed with it to be in a particular form. Investors transacting through a broker that is not itself an Authorized Participant and, therefore, must still transact through an Authorized Participant, may incur additional charges. There are expected to be a limited number of Authorized Participants at any one time.
Investors who are not Authorized Participants may purchase and sell shares of the Fund through an Authorized Participant or on the secondary market.
Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the Distributor. Market disruptions and telephone or other communication failures may impede the transmission of orders.
Transaction Fees
A fixed fee payable to the Custodian (as defined below) is imposed on each creation and redemption transaction regardless of the number of Creation Units involved in the transaction (“Fixed Fee”). Purchases and redemptions of Creation Units for cash or involving cash-in-lieu (as defined below) are required to pay an additional variable charge to compensate each Fund and its ongoing shareholders for brokerage and market impact expenses relating to Creation Unit transactions (“Variable Charge,” and together with the Fixed Fee, the “Transaction Fees”). With the approval of the Board, the Adviser may waive or adjust the Transaction Fees, including the Fixed Fee and/or Variable Charge (shown in the table below), from time to time. In such cases, the Authorized Participant will reimburse each Fund for, among other things, any difference between the market value at which the securities and/or financial instruments were purchased by each Fund and the cash-in-lieu amount, applicable registration fees, brokerage commissions and certain taxes and other costs and expenses related to the execution of trades resulting from such transaction (up to the maximum amount shown below). In addition, purchasers of Creation Units are responsible for the costs of transferring the Deposit Securities to the account of each Fund (as defined below). Investors who use the services of a broker, or other such intermediary, may be charged a fee for such services.
The following table sets forth each Fund’s standard Transaction Fees and maximum additional charge (as described above):

	Fee for In-Kind and Cash Purchases and Redemptions	Maximum Additional Variable Charge for Cash Purchases and Redemptions*
VictoryShares US Value Momentum ETF	$500	2.00%
VictoryShares US Small Cap Value Momentum ETF	$750	2.00%
VictoryShares International Value Momentum ETF	$3,000	2.00%
VictoryShares Emerging Markets Value Momentum ETF	$5,500	2.00%
VictoryShares USAA Core Short-Term Bond ETF	$100	2.00%
VictoryShares USAA Core Intermediate-Term Bond ETF	$100	2.00%
VictoryShares Free Cash Flow ETF	$250	2.00%
*
As a percentage of the amount invested.
The Clearing Process
Transactions by an Authorized Participant that is a Participating Party using the NSCC system are referred to as transactions “through the Clearing Process.” Transactions by an Authorized Participant that is a DTC Participant using the DTC system are referred to as transactions “outside the Clearing Process.” The Clearing Process is an enhanced clearing process that is available only for certain securities and only to DTC participants that are also participants in the Continuous Net Settlement System of the NSCC. In-kind (portions of) purchase orders not subject to the Clearing Process will go through a manual clearing process run by DTC. Portfolio Deposits that include government securities must be delivered through the Federal Reserve Bank wire transfer system (“Federal Reserve System”). Fund Deposits that include cash may be delivered through the Clearing Process or the Federal Reserve System.
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In-kind deposits of securities for orders outside the Clearing Process must be delivered through the Federal Reserve System (for government securities) or through DTC (for corporate securities).
Foreign Securities
Because the portfolio securities of each Fund may trade on days that the Exchange is closed or are otherwise not Business Days for each Fund, shareholders may not be able to redeem their shares of each Fund, or to purchase or sell shares of each Fund on the Exchange, on days when the NAV of each Fund could be significantly affected by events in the relevant foreign markets.
Purchasing Creation Units
Portfolio Deposits
The consideration for a Creation Unit generally consists of the in-kind deposit of designated securities (“Deposit Securities”) and an amount of cash in U.S. dollars (“Cash Component”). Together, the Deposit Securities and the Cash Component constitute the “Portfolio Deposit.” The Cash Component serves the function of compensating for any differences between the net asset value per Creation Unit and the Deposit Securities. Thus, the Cash Component is equal to the difference between (x) the net asset value per Creation Unit of each Fund and (y) the market value of the Deposit Securities. If (x) is more than (y), the Authorized Participant will pay the Cash Component to each Fund. If (x) is less than (y), the Authorized Participant will receive the Cash Component from each Fund.
On each Business Day, prior to the opening of business on the Exchange (currently 9:30 a.m., Eastern Time), the Adviser through the Custodian makes available through NSCC the name and amount of each Deposit Security in the current Portfolio Deposit (based on information at the end of the previous Business Day) for each Fund and the (estimated) Cash Component, effective through and including the previous Business Day, per Creation Unit. The Deposit Securities announced are applicable, subject to any adjustments as described below, to purchases of Creation Units until the next announcement of Deposit Securities.
The Deposit Securities may change, for example, as rebalancing adjustments and corporate action events are reflected from time to time by the Adviser in each Fund’s portfolio. The Deposit Securities may also change in response to the rebalancing and/or reconstitution of the Index.These adjustments will reflect changes known to the Adviser on the date of announcement to be in effect by the time of delivery of the Portfolio Deposit.
Payment of any stamp duty or the like shall be the sole responsibility of the Authorized Participant purchasing a Creation Unit. The Authorized Participant must ensure that all Deposit Securities properly denote change in beneficial ownership.
Portfolio Deposits that include fixed income securities and cash must be delivered through the Federal Reserve System (for cash and government securities) and through DTC (for corporate and municipal securities) by an Authorized Participant. The Portfolio Deposit transfer must be ordered by the Authorized Participant in a timely fashion so as to ensure the delivery of the requisite number of Deposit Securities through DTC to the account of the applicable Fund by no later than 11:00 a.m., Eastern time, on the business day following the Transmittal Date (as defined below). For Portfolio Deposits consisting of cash, the amount of cash must be transferred directly to the Custodian through the Federal Reserve Bank wire transfer system in a timely manner so as to be received by the Custodian no later than 2:00 p.m., Eastern time, on the Business Day following the Transmittal Date. If the Deposit Securities and/or cash, as applicable, are not received by the applicable Cut-off Time set forth below, the Creation Unit order may be canceled, and the Authorized Participant shall be liable to the applicable Fund for losses, if any, resulting therefrom. The Adviser, on behalf of the International Funds, will convert subscriptions that are made in whole or in part in cash into the relevant foreign currency prior to investment at the applicable exchange rate and subject to the applicable spread. Those purchasing Creation Units of the International Funds bear the risk associated with changes in the currency exchange rate between the time they place their order and the time that the International Funds convert any cash received into foreign investments.
Purchase Orders
To order a Creation Unit, an Authorized Participant must submit an irrevocable purchase order to the Distributor.
Custom Purchase Orders and Cash-in-lieu
Each Fund may, in its sole discretion, permit or require the substitution of an amount of cash (“cash-in-lieu”) to replace any Deposit Security, which shall be added to the Cash Component in the following situations: (1) to the extent there is a purchase balancing amount, as described herein; (2) if, on a given business day, the Fund announces before the open of trading that all purchases, all redemptions or all purchases and redemptions on that day will be made entirely in cash; (3) if, upon receiving a purchase order from an Authorized Participant, the Fund determines to require the purchase to be made entirely in cash; (4) if, on a given business day, the Fund requires all Authorized Participants purchasing shares on that day to deposit cash in lieu of some or all of the Deposit Securities solely because: (a) such instruments are not eligible for transfer through either the NSCC or Depository Trust Company (“DTC”) systems; or (b) in the case of the funds holding non-U.S. investments, such instruments are not eligible for trading due to local trading
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restrictions, local restrictions on securities transfers or other similar circumstances; or (5) if the Fund permits an Authorized Participant to deposit cash in lieu of some or all of the Deposit Securities solely because: (a) such instruments are not available in sufficient quantity; or (b) such instruments are not eligible for trading by an Authorized Participant or the investor on whose behalf the Authorized Participant is acting (together with (5)(a), “Custom Orders”). Each Fund will comply with the federal securities laws in accepting Deposit Securities including that the Deposit Securities are sold in transactions that would be exempt from registration under the 1933 Act.
When cash purchases of Creation Units are available or specified for a Fund, they will be effected in essentially the same manner as in-kind purchases. In the case of a cash purchase, the investor must pay the cash equivalent of the Portfolio Deposit. In addition, cash purchases will be subject to Transaction Fees, as described above.
Timing of Submission of Purchase Orders — Non-International Funds
All orders to purchase shares directly from any Fund (other than an International Fund) directly from a Fund must be placed for one or more Creation Units and in the manner and by 4:00 p.m. Eastern time (2:00 p.m. Eastern time for the purchase of the Bond Funds) or such earlier time that the Exchange or bond market closes (the “Cut-off Time”) in order to receive the NAV calculated on the Transmittal Date. The “Transmittal Date” is the date on which such an order to purchase Creation Units (or an order to redeem Creation Units, as set forth below).
Timing of Submission of Purchase Orders — International Funds
All orders to purchase shares directly from an International Fund on the next Business Day must be submitted as a “Future Dated Trade” for one or more Creation Units between 4:00 p.m. Eastern time and 5:00 p.m. Eastern time on the prior Business Day in order to receive the NAV calculated on the Transmittal Date. For purposes of the International Funds, the “Transmittal Date” is the Business Day following the day on which such an order is submitted to purchase Creation Units (or an order to redeem Creation Units, as set forth below).
Intermediary Deadlines
Persons placing or effectuating custom orders and/or orders involving cash should be mindful of time deadlines imposed by intermediaries, such as DTC and/or the Federal Reserve Bank wire system, which may impact the successful processing of such orders to ensure that cash and securities are transferred by the “Settlement Date,” which is generally the Business Day immediately following the Transmittal Date (“T+1”) for cash and the second Business Day following the Transmittal Date for domestic securities (“T+2”).
Orders Using the Clearing Process
If available, (portions of) orders may be settled through the Clearing Process. In connection with such orders, the Distributor or its agent transmits, on behalf of the Authorized Participant, such trade instructions as are necessary to effect the creation order. Pursuant to such trade instructions, the Authorized Participant agrees to deliver the requisite Portfolio Deposit to each Fund, together with such additional information as may be required by the Distributor and transfer agent. Cash Components will be delivered using either the Clearing Process or the Federal Reserve System.
Orders Outside the Clearing Process
If the Clearing Process is not available for (portions of) an order, Portfolio Deposits will be made outside the Clearing Process. Orders outside the Clearing Process must state that the DTC Participant is not using the Clearing Process and that the creation of Creation Units will be effected through DTC. The Portfolio Deposit transfer must be ordered by the DTC Participant on the Transmittal Date in a timely fashion so as to ensure the delivery of Deposit Securities (whether standard or custom) through DTC to each Fund account by 11:00 a.m., Eastern time, on T+1. The Cash Component, along with any cash-in-lieu and Transaction Fee, must be transferred directly to the Custodian through the Federal Reserve System in a timely manner so as to be received by the Custodian no later than 12:00 p.m., Eastern Time, on T+1. If the Custodian does not receive both the Deposit Securities and the cash by the appointed time, the order may be canceled. A canceled order may be resubmitted the following Business Day but must conform to that Business Day’s Portfolio Deposit. Authorized Participants that submit a canceled order will be liable to each Fund for any losses incurred by each Fund in connection therewith.
Orders involving foreign Deposit Securities are expected to be settled outside the Clearing Process. Thus, upon receipt of an irrevocable purchase order, the Distributor will notify the Adviser and the Custodian of such order. The Custodian, who will have caused the appropriate local sub-custodian(s) of each Fund to maintain an account into which an Authorized Participant may deliver Deposit Securities (or cash -in-lieu), with adjustments determined by each Fund, will then provide information of the order to such local sub-custodian(s). The ordering Authorized Participant will then deliver the Deposit Securities (and any cash-in-lieu) to each Fund’s account at the applicable local sub-custodian. The Authorized Participant must also make available on or before the contractual settlement date, by means satisfactory to each Fund, immediately available or same day funds in U.S. dollars estimated by each Fund
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to be sufficient to pay the Cash Component and Transaction Fee. When a relevant local market is closed due to local market holidays, the local market settlement process will not commence until the end of the local holiday period. Settlement must occur by 2:00 p.m., Eastern Time, on the contractual settlement date.
Acceptance of Purchase Order
All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility, and acceptance for deposit of any securities to be delivered shall be determined by each Fund. Each Fund’s determination shall be final and binding.
Each Fund reserves the right to reject or revoke acceptance of a purchase order transmitted to it by the Distributor, provided that such action does not result in a suspension of sales of Creation Units in contravention of Rule 6c-11 under the 1940 Act and the SEC's positions thereunder. For example, a Fund may reject or revoke acceptance of a creation order including, but not limited to, when (a) the order is not in proper form; (b) the investor(s), upon obtaining the shares ordered, would own 80% or more of the currently outstanding shares of each Fund; (c) the Deposit Securities delivered do not conform to the Deposit Securities for the applicable date; (d) the acceptance of the Portfolio Deposit would, in the opinion of counsel, be unlawful; or (e) in the event that circumstances outside the control of the Trust, the Distributor and the Adviser make it for all practical purposes impossible to process purchase orders. Examples of such circumstances include acts of God; public service or utility problems resulting in telephone, telecopy, or computer failures; fires, floods, or extreme weather conditions; market conditions or activities causing trading halts; systems failures involving computer or other informational systems affecting the Trust, the Distributor, DTC, NSCC, the Adviser, each Fund’s Custodian, a sub-custodian, or any other participant in the creation process; and similar extraordinary events. The Distributor shall notify an Authorized Participant of its rejection of the order. Each Fund, the Custodian, any sub-custodian, and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Portfolio Deposits, and they shall not incur any liability for the failure to give any such notification.
Issuance of a Creation Unit
Once a Fund has accepted an order, upon next determination of the Fund’s NAV, the Fund will confirm the issuance of a Creation Unit against receipt of payment, at such NAV. The Distributor will transmit a confirmation of acceptance to the Authorized Participant that placed the order.
Except as provided below, a Creation Unit will not be issued until a Fund obtains good title to the Deposit Securities, along with any cash-in-lieu and Transaction Fee. The delivery of Creation Units generally will occur no later than T+2.
In certain cases, Authorized Participants will create and redeem Creation Units on the same trade date. In these instances, the Trust reserves the right to settle these transactions on a net basis.
With respect to orders involving foreign Deposit Securities, when a local sub-custodian has confirmed to the Custodian that the Deposit Securities (or cash-in-lieu) have been delivered to a Fund’s account with the sub-custodian, the Fund will issue and deliver the Creation Unit. As stated above, Creation Units are generally delivered on T+2. However, a Fund may settle Creation Unit transactions on a basis other than T+2 in order to accommodate foreign market holiday schedules, to account for different treatment among foreign and U.S. markets of dividend record dates and ex-dividend dates (that is the last day the holder of a security can sell the security and still receive dividends payable on the security), and in certain other circumstances.
A Fund may issue a Creation Unit prior to receiving good title to the Deposit Securities under the following circumstances if, pursuant to the applicable Participant Agreement, the relevant Authorized Participant provides an undertaking to deliver the missing Deposit Securities as soon as possible, which undertaking is secured by such Authorized Participant’s delivery of cash in U.S. Dollars to the Custodian having a value equal to at least 105% of the value of the missing Deposit Securities (“Collateral”) as adjusted by time to time by the Adviser. The Collateral will have a value greater than the NAV of the Creation Unit on the date the order is placed and must be delivered no later than 2:00 p.m., Eastern Time, on T+1. The value of the missing Deposit Securities is marked to market daily and the amount of Collateral is adjusted to make sure the Collateral value is at least 105% of the marked value. At any time, a Fund may use the Collateral to purchase the missing Deposit Securities, and the Authorized Participant will be liable to the Fund for any costs incurred thereby or losses resulting therefrom, whether or not they exceed the amount of the Collateral, including any Transaction Fee, any amount by which the purchase price of the missing Deposit Securities exceeds the market value of such securities on the Transmittal Date, brokerage, and other transaction costs. The Trust will return any unused Collateral once all of the missing Deposit Securities have been received by a Fund. More information regarding a Fund’s current procedures for collateralization is available from the Funds.
Redeeming a Creation Unit
Shares of a Fund may be redeemed only in Creation Units at their NAV next determined after receipt of a redemption request made in proper form by the Distributor on any Business Day. A Fund will not redeem shares in amounts less than Creation Units. The Bond Funds anticipate meeting redemptions primarily with cash. The Index Funds anticipate meeting redemptions primarily in kind.
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Redemption Basket
The consideration received in connection with the redemption of a Creation Unit generally consists of an in-kind basket of designated securities (“Redemption Securities”) and an amount of cash in U.S. dollars (“Cash Component”). Together, the Redemption Securities and the Cash Component constitute the “Redemption Basket.”
There can be no assurance that there will be sufficient liquidity in shares in the secondary market to permit assembly of a Creation Unit. In addition, investors may incur brokerage and other costs in connection with assembling a Creation Unit.
The Cash Component serves the function of compensating for any differences between the net asset value per Creation Unit and the Redemption Securities. Thus, the Cash Component is equal to the difference between (x) the net asset value per Creation Unit of the Fund and (y) the market value of the Redemption Securities. If (x) is more than (y), the Authorized Participant will receive the Cash Component from the Fund. If (x) is less than (y), the Authorized Participant will pay the Cash Component to the Fund.
If the Redemption Securities on a Business Day are different from the Deposit Securities, prior to the opening of business on the Exchange (currently 9:30 a.m., Eastern Time), the Adviser through the Custodian makes available through NSCC the name and amount of each Redemption Security in the current Redemption Basket (based on information at the end of the previous Business Day) for a Fund and the (estimated) Cash Component, effective through and including the previous Business Day, per Creation Unit. If the Redemption Securities on a Business Day are different from the Deposit Securities, all redemption requests that day will be processed outside the Clearing Process.
The Redemption Securities may change as rebalancing adjustments and corporate action events are reflected from time to time by the Adviser in the Fund’s portfolio. These adjustments will reflect changes known to the Adviser on the date of announcement to be in effect by the time of delivery of the Redemption Basket.
The right of redemption may be suspended or the date of payment postponed: (i) for any period during which the NYSE is closed (other than customary weekend and holiday closings); (ii) for any period during which trading on the NYSE is suspended or restricted; (iii) for any period during which an emergency exists as a result of which disposal of the shares or determination of the ETF’s NAV is not reasonably practicable; or (iv) in such other circumstances as permitted by the SEC, including as described below.
Custom Redemptions and Cash-in-lieu
Cash Redemption Method. The Funds reserve the right to redeem Creation Units solely in cash if, on a given Business Day, a Fund announces before the open of trading that all redemptions on that day will be made entirely in cash. . The Bond Funds anticipate meeting redemptions primarily with cash. A Fund may also on a given Business Day, requires all Authorized Participants redeeming Creation Units on that day to receive cash in lieu of some or all of the Deposit Securities because: (i) such securities are not eligible for transfer either through the NSCC or DTC or (ii) in the case of a Fund that invests a significant amount of its assets in foreign securities holding non-U.S. investments, such securities are not eligible for trading due to local trading restrictions, local restrictions on securities transfers or other similar circumstances. The Funds may also permit an Authorized Participant to receive cash in lieu of some or all of the Deposit Securities because: (i) such securities are not available in sufficient quantity, (ii) such securities are not eligible for trading by an Authorized Participant or the investor on whose behalf the Authorized Participant is acting, or (iii) a holder of Shares of a Fund holding non-U.S. investments would be subject to unfavorable income tax treatment if the holder receives redemption proceeds in kind. When cash redemptions of Creation Units are available or specified for a Fund, they will be effected in essentially the same manner as in-kind redemptions. In the case of a cash redemption, the investor will receive the cash equivalent of the Redemption Basket minus any Transaction Fees, as described above.
Redemption Requests
To redeem a Creation Unit, an Authorized Participant must submit an irrevocable redemption request to the Distributor. An Authorized Participant will represent to the Fund that it will not attempt to place a redemption order for the purpose of redeeming any Creation Units, unless it first ascertains or has reasonable grounds to believe that as of the time of the settlement date: (i) it, or its customer, as the case may be, will own outright (or have full legal authority and legal beneficial right to tender) the requisite number of Fund shares for redemption, and (ii) all of the shares that are in the Creation Unit to be redeemed have not been loaned or pledged to another party and are not the subject of a repurchase agreement, securities lending agreement or such other arrangement that would preclude the delivery of such shares to a Fund on the settlement date. Each Fund reserves the absolute right, in its sole discretion, to verify these representations, but will typically require verification in connection with higher levels of redemption activity and /or short interest in a Fund. If the Authorized Participant, upon receipt of a verification request, does not provide sufficient verification of the requested representations, the redemption request will not be considered to be in proper form and may be rejected by a Fund.
Timing of Submission of Redemption Requests – Non-International Funds
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All orders to redeem shares directly from any Fund (other than an International Fund) directly from a Fund must be placed for one or more Creation Units by the Cut-off Time in order to receive the NAV calculated on the Transmittal Date.
Timing of Submission of Redemption Requests – International Funds
All orders to redeem shares directly from an International Fund that invests a significant amount of its assets in foreign securities directly from the Funds on the next Business Day must be submitted as a “Future Dated Trade” for one or more Creation Units between 4:30 p.m. Eastern time and 5:30 p.m. Eastern time on the prior Business Day in order to receive the NAV calculated on the Transmittal Date. The Transmittal Date is the Business Day following the day on which such an order is submitted to redeem Creation Units.
Intermediary Deadlines
A redemption request is deemed received if (i) such order is received by the Distributor by the Cut-off Time on such day and (ii) all other procedures set forth in the Participant Agreement are properly followed. Persons placing or effectuating Custom Redemptions and/or orders involving cash should be mindful of time deadlines imposed by intermediaries, such as DTC and/or the Federal Reserve System, which may impact the successful processing of such orders to ensure that cash and securities are transferred by the Settlement Date, as defined above.
Requests Using the Clearing Process
If available, (portions of) redemption requests may be settled through the Clearing Process. In connection with such orders, the Distributor transmits on behalf of the Authorized Participant, such trade instructions as are necessary to effect the redemption. Pursuant to such trade instructions, the Authorized Participant agrees to deliver the requisite Creation Unit(s) to a Fund, together with such additional information as may be required by the Distributor. Cash Components will be delivered using either the Clearing Process or the Federal Reserve System, as described above.
Requests Outside the Clearing Process
If the Clearing Process is not available for (portions of) an order, Redemption Baskets will be delivered outside the Clearing Process. Orders outside the Clearing Process must state that the DTC Participant is not using the Clearing Process and that the redemption will be effected through DTC. The Authorized Participant must transfer or cause to be transferred the Creation Unit(s) of shares being redeemed through the book-entry system of DTC so as to be delivered through DTC to the Custodian by 10:00 a.m., Eastern Time, on received T+1. In addition, the Cash Component must be received by the Custodian by 12:00 p.m., Eastern Time, on T+1. If the Custodian does not receive the Creation Unit(s) and Cash Component by the appointed times on T+1, the redemption will be rejected, except in the circumstances described below. A rejected redemption request may be resubmitted the following Business Day.
Orders involving foreign Redemption Securities are expected to be settled outside the Clearing Process. Thus, upon receipt of an irrevocable redemption request, the Distributor will notify the Adviser and the Custodian. The Custodian will then provide information of the redemption to the Fund’s local sub-custodian(s). The redeeming Authorized Participant, or the investor on whose behalf is acting, will have established appropriate arrangements with a broker-dealer, bank or other custody provider in each jurisdiction in which the Redemption Securities are customarily traded and to which such Redemption Securities (and any cash-in-lieu) can be delivered from the Fund’s accounts at the applicable local sub-custodian(s).
Acceptance of Redemption Requests
All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility, and acceptance for deposit of any securities to be delivered shall be determined by the Trust. The Trust’s determination shall be final and binding.
The Funds reserve the right to reject a redemption order if the order is not in proper form. In addition, the right of redemption may be suspended or the date of payment postponed with respect to the Fund (i) for any period during which the NYSE is closed (other than customary weekend and holiday closings), (ii) for any period during which trading on the NYSE is suspended or restricted, (iii) for any period during which an emergency exists as a result of which disposal of the shares of a Fund's portfolio securities or determination of its NAV is not reasonably practicable; or (iv) in such other circumstance as is permitted by the SEC. The Funds or Distributor will notify the Authorized Participant of such rejection, but the Funds, Custodian, sub-custodian, and Distributor shall not be liable for any failure to give such notification.
Delivery of Redemption Basket
Once a Fund has accepted a redemption request, upon next determination of the Fund’s NAV, the Fund will confirm the issuance of a Redemption Basket, against receipt of the Creation Unit(s) at such NAV, any cash-in-lieu and Transaction Fee. A Creation Unit tendered for redemption and the payment of the Cash Component, any cash-in-lieu and Transaction Fee will be effected through DTC. The Authorized Participant, or the investor on whose behalf it is acting, will be recorded on the book-entry system of DTC.
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The Redemption Basket generally will be delivered to the redeeming Authorized Participant within T+2. Except under the circumstances described below; however, a Redemption Basket generally will not be issued until the Creation Unit(s) are delivered to a Fund, along with the Cash Component, any cash-in-lieu and Transaction Fee.
In certain cases, Authorized Participants will create and redeem Creation Units on the same trade date. In these instances, the Trust reserves the right to settle these transactions on a net basis.
With respect to orders involving foreign Redemption Securities, a Fund may settle Creation Unit transactions on a basis other than T+2 in order to accommodate foreign market holiday schedules, to account for different treatment among foreign and U.S. markets of dividend record dates and ex-dividend dates (that is the last day the holder of a security can sell the security and still receive dividends payable on the security), and in certain other circumstances. When a relevant local market is closed due to local market holidays, the local market settlement process will not commence until the end of the local holiday period.
Cash Redemption Method. The Funds reserve the right to redeem Creation Units solely in cash if, on a given Business Day, a Fund announces before the open of trading that all redemptions on that day will be made entirely in cash. A Fund also may, on a given Business Day, require all Authorized Participants redeeming Creation Units on that day to receive cash in lieu of some or all of the Deposit Securities because: (i) such securities are not eligible for transfer either through the NSCC or DTC or (ii) in the case of International Funds holding non-U.S. investments, such securities are not eligible for trading due to local trading restrictions, local restrictions on securities transfers or other similar circumstances. The Funds also may permit an Authorized Participant to receive cash in lieu of some or all of the Deposit Securities because: (i) such securities are not available in sufficient quantity, (ii) such securities are not eligible for trading by an Authorized Participant or the investor on whose behalf the Authorized Participant is acting, or (iii) a holder of shares of a Fund holding non-U.S. investments would be subject to unfavorable income tax treatment if the holder receives redemption proceeds in kind. When cash redemptions of Creation Units are available or specified for a Fund, they will be effected in essentially the same manner as in-kind redemptions. In the case of a cash redemption, the investor will receive the cash equivalent of the Redemption Basket minus any Transaction Fees, as described above.
MANAGEMENT OF THE TRUST
Board Leadership Structure
The Trust is governed by the Board, which is comprised of nine Trustees, eight of whom are not “interested persons” of the Trust within the meaning of that term under the 1940 Act (the “Independent Trustees”). The Chair of the Board is an Independent Trustee, who functions as the lead Trustee. The Chair serves as liaison between the Board and its Committees, the Adviser and other service providers. The Chair is actively involved in setting the Board meeting agenda, and participates on certain Board Committees.
Board Role in Risk Oversight
In considering risks related to the Funds, the Board consults and receives reports from officers of the Funds and personnel of the Adviser, who are charged with the day-to-day risk oversight function. Matters regularly reported to the Board or a designated committee include certain risks involving, among other things, the Funds’ investment portfolios, trading practices, operational matters, financial and accounting controls, and legal and regulatory compliance. The Board has delegated to each of the Compliance Committee and Audit and Risk Oversight Committee certain responsibilities for reviewing reports relating to compliance and enterprise risk, including operational risk, liquidity, and personnel. The Board relies on the Investment Committee to review reports relating to investment risks, that is, risks to the Funds resulting from pursuing the Funds’ investment strategies (e.g., credit risk and market risk).
Trustees, Advisory Trustee, and Officers
The following tables list the Trustees, the Advisory Trustee, and Officers, their dates of birth, position with the Trust, length of time served, principal occupations during the past five years and, where applicable, any directorships of other investment companies or companies whose securities are registered under the Securities Exchange Act of 1934, as amended (“1934 Act”), or who file reports under the 1934 Act. There is no defined term of office and each Trustee and Advisory Trustee serves until the earlier of his or her resignation, retirement, removal, death, or the election of a qualified successor. Each Trustee’s, Advisory Trustee’s, and Officer’s address is c/o Victory Funds, 4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio 44144.
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Independent Trustees
Name and Date of Birth	Position Held with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During the Past 5 Years
David Brooks Adcock, Born October 1951	Trustee	May 2015	Consultant (since 2006)	69 portfolios comprised of 26 portfolios in the Trust, 37 portfolios in Victory Portfolios, and 6 portfolios in Victory Variable Insurance Funds	None
Nigel D.T. Andrews, Born April 1947	Trustee	May 2015	Retired	69 portfolios comprised of 26 portfolios in the Trust, 37 portfolios in Victory Portfolios, and 6 portfolios in Victory Variable Insurance Funds
Director,
Carlyle Secured
Lending, Inc.
(formerly TCG
BDC I, Inc.)
(since 2012);
Director,
Carlyle Credit
Solutions, Inc.
(formerly TCG
BDC II, Inc.)
(since 2017);
Trustee, Carlyle
Secured
Lending III
(since 2021)

E. Lee Beard*, Born August 1951	Trustee	May 2015	Retired	69 portfolios comprised of 26 portfolios in the Trust, 37 portfolios in Victory Portfolios, and 6 portfolios in Victory Variable Insurance Funds	None
Dennis M. Bushe, Born January 1944	Trustee	July 2016	Retired	69 portfolios comprised of 26 portfolios in the Trust, 37 portfolios in Victory Portfolios, and 6 portfolios in Victory Variable Insurance Funds	None
John L. Kelly, Born April 1953	Chair and Trustee	May 2015	Managing Partner, Active Capital Partners LLC, a strategic consultant (since October 2017)	69 portfolios comprised of 26 portfolios in the Trust, 37 portfolios in Victory Portfolios, and 6 portfolios in Victory Variable Insurance Funds	Director, Caledonia Mining Corporation (since May 2012)
David L. Meyer, Born April 1957	Trustee	May 2015	Retired	69 portfolios comprised of 26 portfolios in the Trust, 37 portfolios in Victory Portfolios, and 6 portfolios in Victory Variable Insurance Funds	None
39

Name and Date of Birth	Position Held with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During the Past 5 Years
Gloria S. Nelund, Born May 1961	Trustee	July 2016	Chair, CEO, and Co-Founder of TriLinc Global, LLC, an investment firm	69 portfolios comprised of 26 portfolios in the Trust, 37 portfolios in Victory Portfolios, and 6 portfolios in Victory Variable Insurance Funds	TriLinc Global Impact Fund, LLC (since 2012)
Leigh A. Wilson, Born December 1944	Trustee	May 2015	Private Investor	69 portfolios comprised of 26 portfolios in the Trust, 37 portfolios in Victory Portfolios, and 6 portfolios in Victory Variable Insurance Funds	Chair (since 2013), Caledonia Mining Corporation
Advisory Trustee
Name and Date of Birth	Position Held with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During the Past 5 Years
Timothy Pettee, Born April 1958	Advisory Trustee	January 2023	Chief Investment Officer, Hoya Capital Real Estate LLC (since February 2022); Chief Investment Officer, Sun America Asset Management Corp. (January 2003-July 2021)	69 portfolios comprised of 26 portfolios in the Trust, 37 portfolios in Victory Portfolios, and 6 portfolios in Victory Variable Insurance Funds	None
Interested Trustee
Name and Date of Birth	Position Held with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During the Past 5 Years
David C. Brown**, Born May 1972	Trustee	May 2015
Chief Executive Officer
and Chairman
(2013-present), Victory
Capital
Management Inc.; Chief
Executive Officer and
Chairman
(2013-present), Victory
Capital Holdings, Inc.;
Director, Victory Capital
Services, Inc. (2013-
present); Director,
Victory Capital Transfer
Agency, Inc. (2019-
present)
				114 portfolios comprised of 26 portfolios in the Trust, 37 portfolios in Victory Portfolios, 6 portfolios in Victory Variable Insurance Funds, and 45 portfolios in Victory Portfolios III.	Trustee, Victory Portfolios III; Board Member, Victory Capital Services, Inc.
*
The Board has designated Ms. Beard as its Audit Committee Financial Expert.
**
Mr. Brown is an “Interested Person” by reason of his relationship with the Adviser.
40

Trustee and Advisory Trustee Qualifications
The following summarizes the experience and qualifications of the Trustees and Advisory Trustee.
• David Brooks Adcock. Mr. Adcock served for many years as general counsel to Duke University and Duke University Health System, where he provided oversight to complex business transactions such as mergers and acquisitions and dispositions. He has served for more than 20 years as a public interest arbitrator for, among others, the New York Stock Exchange, the American Stock Exchange, the National Futures Association, FINRA, and the American Arbitration Association. The Board believes that Mr. Adcock’s knowledge of complex business transactions and the securities industry combined with his previous service on the boards of other mutual funds qualifies him to serve on the Board.
• Nigel D.T. Andrews. Mr. Andrews served for many years as a management consultant for a nationally recognized consulting company and as a senior executive at GE, including Vice President of Corporate Business Development, reporting to the Chairman, and as Executive Vice President of GE Capital. He also served as a Director and member of the Audit and Risk Committee of Old Mutual plc, a large publicly traded company whose shares are traded on the London Stock Exchange. Mr. Andrews also formerly served as the non-executive chairman of Old Mutual’s U.S. asset management business, where he also served on the audit and risk committee. Mr. Andrews also served as a Governor of the London Business School. He serves as a director of Carlyle Secured Lending, Inc. (formerly TCG BDC I, Inc.) and Carlyle Credit Solutions, Inc., (formerly TCG BDC II, Inc.), and as a Trustee for Carlyle Secured Lending III, each a business development company. The Board believes that his experience in these positions, particularly with respect to oversight of risk and the audit function of public companies, as well as his previous service on the boards of other mutual funds qualifies him to serve as a Trustee.
• E. Lee Beard. Ms. Beard, a certified public accountant, has served as the president, chief executive officer and director, and as a chief financial officer, of public, federally insured depository institutions. As such, Ms. Beard is familiar with issues relating to audits of financial institutions. The Board believes that Ms. Beard’s experience as the chief executive officer of a depository institution, her service on the boards of other mutual funds and her knowledge of audit and accounting matters qualifies her to serve as a Trustee.
• David C. Brown. Mr. Brown serves as the Chairman and Chief Executive Officer (since 2013) of the Adviser and, as such, is an “interested person” of the Trust. Previously, he served as Co-Chief Executive Officer (2011 - 2013), and President — Investments and Operations (2010 - 2011) and Chief Operating Officer (2004 - 2011) of the Adviser. The Board believes that his position and experience with the Adviser and his previous experience in the investment management business qualifies him to serve as a Trustee.
• Dennis M. Bushe. Mr. Bushe has experience in fixed income investment management and research. He is a former chief investment risk officer of a large investment management firm. Mr. Bushe previously served as a Trustee of the boards of the RS Investment Trust and RS Variable Products Trust. The Board believes that Mr. Bushe’s experience qualifies him to serve as a Trustee.
• John L. Kelly. Mr. Kelly has more than 35 years of experience and leadership roles in the financial services industry including institutional electronic trading, capital markets, corporate and investment banking, retail brokerage, private equity, asset/wealth management, institutional services, mutual funds, and related technology enabled services. He previously served as an Independent Trustee of Victory Portfolios, Victory Institutional Funds, and Victory Variable Insurance Funds from 2008 to 2011. The Board believes that this experience qualifies him to serve as a Trustee.
• David L. Meyer. For six years, Mr. Meyer served as chief operating officer, Investment Wealth Management Division, of Mercantile Bankshares Corp (now PNC Financial Services Corp.) and has served as an officer or on the boards of other mutual funds for many years. The Board believes that his experience, particularly as it related to the operation of registered investment companies, qualifies him to serve as a Trustee.
• Gloria S. Nelund. Ms. Nelund has executive and investment management industry experience, including service as chief executive officer of two investment advisory firms. Ms. Nelund also has experience as a co-founder and chief executive officer of an investment firm. Ms. Nelund previously served as the Chairman and Trustee of the boards of the RS Investment Trust and RS Variable Products Trust. The Board believes that this experience qualifies her to serve as a Trustee.
• Timothy Pettee. Mr. Pettee served for many years as Chief Investment Officer and Lead Portfolio Manager (Rules Based Funds) of SunAmerica Asset Management Corp., where he was responsible for investment oversight, portfolio management, and securities selection. At SunAmerica, Mr. Pettee also was Chair of the Portfolio Policy and Brokerage and Soft Dollar Committees, and a member of the Proxy and Executive Committees. The Board believes that Mr. Pettee's experience with other mutual funds and his knowledge qualifies him to serve as an Advisory Trustee.
41

• Leigh A. Wilson. Mr. Wilson was Chair of the Victory Funds through 2021. He served for many years as Chief Executive Officer of Paribas North America and as such has extensive experience in the financial sector. He serves as an Independent Non-Executive Director and Chairman of the Board of Caledonia Mining Corporation, a Canadian mining company listed on the Toronto Stock Exchange. As a former director of the Mutual Fund Directors Forum (“MFDF”), he is familiar with the operation and regulation of registered investment companies. He served on a MFDF steering committee created at the request of then-SEC Chairman William Donaldson to recommend best practices to independent mutual fund directors. He received the Small Fund Trustee of the Year award from Institutional Investor Magazine in 2006. The Board believes that this experience and his previous service on the boards of other mutual funds qualifies him to serve as a Trustee.
Committees of the Board
The following standing Committees of the Board are currently in operation: Audit and Risk Oversight, Compliance, Continuing Education, Investment, Service Provider, Board Governance and Nominating, and Agenda. In addition to these standing Committees, the Board may form temporary Sub- or Special Committees to address particular areas of concern. A Committee may form a Sub-Committee to address particular areas of concern to that Committee.
• The members of the Audit and Risk Oversight Committee, all of whom are Independent Trustees, are Ms. Beard (Chair), Mr. Andrews, Mr. Kelly, Ms. Nelund, and Mr. Wilson. The primary purpose of this Committee is to oversee the Trust’s accounting and financial reporting policies, practices, and internal controls, as required by the statutes and regulations administered by the SEC, including the 1940 Act. The Committee also has overall responsibility for reviewing periodic reports with respect to compliance and enterprise risk, including operational risk and personnel. The Board has designated Mr. Meyer and Ms. Beard as its Audit Committee Financial Experts.
• The members of the Compliance Committee are Mr. Adcock (Chair), Mr. Andrews, Ms. Beard, Mr. Kelly, Ms. Nelund, and Mr. Wilson. The Compliance Committee oversees matters related to the Funds’ compliance program and compliance with applicable laws, rules and regulations and meets regularly with the Trust’s Chief Compliance Officer.
• The members of the Continuing Education Committee are Mr. Meyer (Chair), Mr. Adcock, Mr. Andrews, Ms. Beard, Mr. Bushe, Mr. Kelly, and Ms. Nelund. The function of this Committee is to develop programs to educate the Trustees to enhance their effectiveness as a Board and individually.
• The members of the Investment Committee are Mr. Bushe (Chair), Mr. Adcock, Mr. Kelly, and Mr. Meyer. The function of this Committee is to oversee the Fund’s compliance with investment objectives, policies, and restrictions, including those imposed by law or regulation, and assist the Board in its annual review of the Funds’ investment advisory agreements.
• The members of the Service Provider Committee are Ms. Nelund (Chair), Mr. Andrews, Ms. Beard, Mr. Kelly, and Mr. Wilson. This Committee oversees the negotiation of the terms of the written agreements with the Funds’ service providers, evaluates the quality of periodic reports from the service providers (including reports submitted by sub-service providers) and assists the Board in its review of each Fund’s service providers, other than the investment adviser and independent auditors.
• The Board Governance and Nominating Committee consists of all of the Independent Trustees. Mr. Andrews currently serves as the Chair of this Committee. The functions of this Committee are: to oversee Fund governance, including the nomination and selection of Trustees; to evaluate and recommend to the Board the compensation and expense reimbursement policies applicable to Trustees; and periodically, to coordinate and facilitate an evaluation of the performance of the Board.
• The Board Governance and Nominating Committee will consider nominee recommendations from Fund shareholders, in accordance with procedures established by the Committee. A Fund shareholder should submit a nominee recommendation in writing to the attention of the Chair of the Trust, 4900 Tiedeman Road, Brooklyn, Ohio 44144. The Committee (or a designated sub-committee) will screen shareholder recommendations in the same manner as it screens nominations received from other sources, such as current Trustees, management of the Fund or other individuals, including professional recruiters. The Committee need not consider any recommendations when no vacancy on the Board exists, but the Committee will consider any such recommendation if a vacancy occurs within six months after receipt of the recommendation. In administering the shareholder recommendation process, the Chair, in the Chair’s sole discretion, may retain the services of counsel to the Trust or to the Independent Trustees, management of the Fund or any third party. The Committee will communicate the results of the evaluation of any shareholder recommendation to the shareholder who made the recommendation.
• The Agenda Committee consists of the Chair of the Board and the Chair of each other Committee.
During the fiscal year ended June 30, 2023, the Board held eight meetings. The Audit and Risk Oversight Committee held four meetings; the Compliance Committee held four meetings; the Investment Committee held four meetings; the Service Provider Committee held four meetings; and the Board Governance and Nominating Committee held four meetings. The Continuing Education Committee met informally during the fiscal year.
42

Officers of the Trust
The officers of the Trust are elected by the Board to actively supervise the Trust’s day-to-day operations. The officers of the Trust, their dates of birth, the length of time served, and their principal occupations during the past five years, are detailed in the following table. Each individual holds the same position with the other registered investment companies in the Victory Fund Complex, and each officer serves until the earlier of his or her resignation, removal, retirement, death, or the election of a successor. The mailing address of each officer of the Trust is 4900 Tiedeman Road, Brooklyn, Ohio 44144. The officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices.

Name and Date of Birth	Position with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years
James K. De Vries Born April 1969	President	May 2023
Head of Fund Administration (5/1/23-present);Vice
President, Victory Capital Transfer Agency, Inc.
(4/20/23-present); Executive Director, the Adviser
(7/1/19-4/30/23 present); Executive Director, Investment
and Financial Administration, USAA (2012-6/30/19);
Treasurer, USAA Mutual Funds Trust (2018-4/30/23).
Mr. De Vries also serves as the Principal Executive
Officer for the Funds, Victory Portfolios, Victory
Portfolios III, and Victory Variable Insurance Funds..

Scott A. Stahorsky, Born July 1969	Vice President	May 2015
Director, Third-Party Dealer Services & Reg
Administration, Fund Administration, the Adviser
(5/1/2023-present); Vice President, Victory Capital
Transfer Agency, Inc. (4/20/23-present); Manager, Fund
Administration, the Adviser (4/30/23- 2015). Mr.
Stahorsky also serves as Vice President of Victory
Portfolios, Victory Portfolios III, and Victory Variable
Insurance Funds..

Thomas Dusenberry, Born July 1977	Secretary	May 2022
Director, Fund Administration, the Adviser; Treasurer
and Principal Financial Officer (May 2023-present);
Manager, Fund Administration, the Adviser; Treasurer
and Principal Financial Officer (2020-2022), Assistant
Treasurer (2019), Salient MF Trust, Salient Midstream,
MLP Fund and Forward Funds; Principal Financial
Officer (2018-2021) and Treasurer (2020-2021), Salient
Private Access Funds and Endowment PMF Funds;
Senior Vice President of Fund Accounting and
Operations, Salient Partners (2020-2022); Director of
Fund Operations, Salient Partners (2016-2019). Mr.
Dusenberry also serves as Secretary of Victory
Portfolios, Victory Portfolios III, and Victory Variable
Insurance Funds..

Allan Shaer, Born March 1965	Treasurer	December 2017
Senior Vice President, Financial Administration, Citi
Fund Services Ohio, Inc. (since 2016); Vice President,
Mutual Fund Administration, JP Morgan Chase
(2011-2016). Mr. Shaer also serves as Treasurer of
Victory Portfolios, Victory Portfolios III, and Victory
Variable Insurance Funds..

Christopher Ponte, Born March 1984	Assistant Treasurer	May 2015
Director, Fund and Broker Dealer Finance, Fund
Administration, (5/1/23-present); Victory Capital
Transfer Agency, Inc. (May 2023-present); Manager,
Fund Administration, the Adviser (2017-2023); Chief
Financial Officer, Victory Capital Services, Inc. (since
2018). Mr. Ponte also serves as Assistant Treasurer of
Victory Portfolios, Victory Portfolios III, and Victory
Variable Insurance Funds..

43

Name and Date of Birth	Position with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years
Carol D. Trevino Born October 1965	Assistant Treasurer	February 2023
Director, Financial Reporting, Fund Administration
(5/1/23-present); Director, Accounting and Finance, the
Adviser (7/1/19-4/30/23); Accounting/ Financial
Director, USAA (12/13-6/30/19). Ms. Trevino also
serves as Assistant Treasurer of Victory Portfolios,
Victory Portfolios III, and Victory Variable Insurance
Funds..

Sean Fox, Born September 1976	Chief Compliance Officer	June 2022
Sr. Compliance Officer, the Adviser (2019-Present);
Compliance Officer, the Adviser (2015-2019). Mr. Fox
also serves as Chief Compliance Officer for Victory
Portfolios, Victory Portfolios III, and Victory Variable
Insurance Funds..

Michael Bryan, Born December 1962	Anti-Money Laundering Compliance Officer and Identity Theft Officer	May 2023
Vice President, CCO Compliance Support Services, Citi
Fund Services Ohio, Inc. (2008-present). Mr. Bryan
also serves as the Anti-Money Laundering Compliance
Officer and Identity Theft Officer for Victory
Portfolios, Victory Portfolios III, and Victory Variable
Insurance Funds..

Jay G. Baris, Born January 1954	Assistant Secretary	May 2015	Partner, Sidley Austin LLP (since 2020); Partner, Shearman & Sterling LLP (2018-2020).
On December 5, 2017, Mr. Ponte resigned as Treasurer and accepted the position of Assistant Treasurer of the Trust.
Fund Ownership
The following tables show the dollar ranges of Fund shares (and of shares of all series of the Victory Fund Complex) beneficially owned by each Trustee and Advisory Trustee as of December 31, 2022. No Independent Trustee or Advisory Trustee (or any immediate family member) owns beneficially or of record an interest in the Adviser or the Distributor or in any person directly or indirectly controlling, controlled by, or under common control with the Adviser or the Distributor (other than Funds in the Victory Funds Complex). As of December 31, 2022, the Trustees, Advisory Trustee, and officers as a group owned beneficially less than 1% of each class of outstanding shares of those series of the Trust. No information is provided for the Advisory Trustee, Timothy Pettee, because he was not appointed an Advisory Trustee until January 1, 2023.
Independent Trustees
Trustee	Dollar Range of Beneficial Ownership of Fund Shares	Aggregate Dollar Range of Ownership of Shares of All Series of the Victory Fund Complex
Mr. Adcock	None	Over $100,000
Mr. Andrews	None	Over $100,000
Ms. Beard	None	Over $100,000
Mr. Bushe	None	Over $100,000
Mr. Kelly	None	Over $100,000
Mr. Meyer	None	Over $100,000
Ms. Nelund	None	Over $100,000
Mr. Wilson	None	None
Advisory Trustee
Trustee	Dollar Range of Beneficial Ownership of Fund Shares	Aggregate Dollar Range of Ownership of Shares of All Series of the Victory Fund Complex
Mr. Pettee	None	None
44

Interested Trustee
Trustee	Dollar Range of Beneficial Ownership of Fund Shares	Aggregate Dollar Range of Ownership of Shares of All Series of the Victory Fund Complex
Mr. Brown	VictoryShares Short-Term Bond ETF: Over $100,000	Over $100,000
Compensation
The Victory Fund Complex pays each Independent Trustee and Advisory Trustee $344,000 per year for his or her services to the Complex. The Board Chair is paid an additional retainer of $150,000 per year. While the Board reserves the right to award reasonable compensation to any Interested Trustee, as of the date of this SAI no Interested Trustee receives compensation for services as a Trustee.
The following tables indicate the compensation received by each Trustee and Advisory Trustee from the Funds covered in this SAI and from the Victory Fund Complex for the fiscal year ended June 30, 2023. As of June 30, 2023, there were 69 funds in the Victory Fund Complex for which the Trustees or Advisory Trustee listed below were compensated. The Trust does not maintain a retirement plan for its Trustees or Advisory Trustee.
Independent Trustees

Trustee	Aggregate Compensation from the Funds	Total Compensation from the Victory Fund Complex
Mr. Adcock	$18,140	$344,000
Mr. Andrews*	$18,140	$344,000
Ms. Beard	$18,140	$344,000
Mr. Bushe	$18,140	$344,000
Mr. Kelly	$26,050	$494,000
Mr. Meyer	$18,140	$344,000
Ms. Nelund	$18,140	$344,000
Mr. Wilson	$18,140	$344,000
* Mr. Andrews no longer elects to receive a portion of his compensation as deferred compensation. As of June 30, 2023, the value of Mr. Andrews' deferred compensation account was $575,153.02.
Advisory Trustee
Trustee	Aggregate Compensation from the Funds	Total Compensation from the Victory Fund Complex
Mr. Pettee*	$9,146	$172,000
* Appointed effective January 2023.
Interested Trustee

Trustee	Aggregate Compensation from the Funds	Total Compensation from the Victory Fund Complex
Mr. Brown*	None	None
*
Mr. Brown is an “Interested Person” by reason of his relationship with the Adviser.
Deferred Compensation
Each Trustee may elect to defer a portion of his or her compensation from the Victory Fund Complex in accordance with a Deferred Compensation Plan adopted by the Board (the “Plan”). Such amounts are invested in one or more Funds in the Victory Fund Complex offered under the Plan or a money market fund, as selected by the Trustee.
As of the last completed fiscal year ended June 30. The VictoryShares Free Cash Flow ETF did not participate in Securities Lending during the fiscal year ended June 30, the following current Trustees have elected to defer a portion of his or her compensation from the Victory Fund Complex:

45

Trustee	Aggregate Compensation from the Funds	Total Compensation from the Victory Fund Complex
Mr. Adcock*	$2,721	$51,600
Ms. Beard**	$2,451	$46,440
Mr. Bushe***	$9,070	$172,000
*         As of June 30, 2023, the value of Mr. Adcock's deferred compensation account was $259,115.
**       As of June 30, 2023, the value of Ms. Beard’s deferred compensation account was $65,015.
***     As of June 30, 2023, the value of Mr. Busche's deferred compensation account was $1,583,968.
.
46

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS
As of September 30, 2023, the following shareholders owned 5% or more of the indicated Funds. Each shareholder that beneficially owns more than 25% of the voting securities of a class of a Fund may be deemed a control person of the Fund’s outstanding shares and, thereby, may influence the outcome of matters on which shareholders are entitled to vote. Since the economic benefit of investing in a Fund and related voting authority is passed through to the underlying investors of the record owners, it is expected that these record owners generally will not be considered the beneficial owners of the Fund’s shares or control persons of the Fund.
The names and addresses of the record holders and the percentage of the outstanding shares held by such holders are set forth in the following table. The VictoryShares Free Cash Flow ETF commenced operations June 21, 2023.

Fund - Class	Name and Address of Owner	Percentage Owned of Record
VictoryShares Core Intermediate Bond ETF	CITIBANK, NATIONAL ASSOCIATION 399 Park Avenue New York NY 10022	58.00%
	CHARLES SCHWAB & CO., INC. 101 Montgomery Street San Franciso CA 94101	26.60%
	THE NORTHERN TRUST COMPANY 50 South La Salle Street Chicago IL 60603	6.30%
VictoryShares Core Short-Term Bond ETF	CITIBANK, NATIONAL ASSOCIATION 399 Park Avenue New York NY 10022	36.90%
	CHARLES SCHWAB & CO., INC. 101 Montgomery Street San Franciso CA 94101	23.90%
	NATIONAL FINANCIAL SERVICES LLC 499 Washington Blvd Jersey City NJ 07310	9.70%
VictoryShares Emerging Markets Value Momentum ETF	CITIBANK, NATIONAL ASSOCIATION 399 Park Avenue New York NY 10022	80.20%
	CHARLES SCHWAB & CO., INC. 101 Montgomery Street San Franciso CA 94101	11.30%
VictoryShares Free Cash Flow ETF	CITIBANK, NATIONAL ASSOCIATION 399 Park Avenue New York NY 10022	70.20%
	NATIONAL FINANCIAL SERVICES LLC 499 Washington Blvd Jersey City NJ 07310	24.40%
VictoryShares International Value Momentum ETF	CITIBANK, NATIONAL ASSOCIATION 399 Park Avenue New York NY 10022	86.20%
	CHARLES SCHWAB & CO., INC. 101 Montgomery Street San Franciso CA 94101	11.20%
VictoryShares US Small Mid Cap Value Momentum ETF	CHARLES SCHWAB & CO., INC. 101 Montgomery Street San Franciso CA 94101	49.70%
	CITIBANK, NATIONAL ASSOCIATION 399 Park Avenue New York NY 10022	41.90%
VictoryShares US Value Momentum Index ETF	CITIBANK, NATIONAL ASSOCIATION 399 Park Avenue New York NY 10022	78.60%
47

Fund - Class	Name and Address of Owner	Percentage Owned of Record
	CHARLES SCHWAB & CO., INC. 101 Montgomery Street San Franciso CA 94101	16.50%
INVESTMENT ADVISER AND OTHER SERVICE PROVIDERS
Investment Adviser
Victory Capital, a New York corporation registered as an investment adviser with the SEC, serves as investment adviser to the Funds. Victory Capital’s principal business address is 15935 La Cantera Parkway, San Antonio, TX 78256. Subject to the authority of the Board, the Adviser is responsible for the overall management and administration of the Funds’ business affairs. Each of the Adviser’s multiple investment teams, referred to separately as investment franchises utilizes its own independent approach to investing. The Adviser is responsible for selecting each Fund’s investments according to its investment objective, policies, and restrictions. The Adviser is an indirect wholly owned subsidiary of Victory Capital Holdings, Inc. (“VCH”), a publicly traded Delaware corporation. As of September 30, 2023, the Adviser managed assets totaling in excess of $153.5 billion for numerous clients including large corporate and public retirement plans, Taft-Hartley plans, foundations and endowments, high net worth individuals and mutual funds.
The Adviser is a diversified global asset manager comprised of multiple investment teams, referred to as investment franchises, each of which utilizes an independent approach to investing.
The Advisory Agreement
The Adviser serves as the Funds’ investment adviser pursuant to an advisory agreement dated as of May 1, 2015 (the “Advisory Agreement”). Unless sooner terminated, the Advisory Agreement between the Adviser and the Trust, on behalf of the Funds, provides that it will continue in effect as to the Funds for two years and for consecutive one-year terms thereafter, provided that such renewal is approved at least annually by the Trustees or by vote of the majority of the outstanding shares of each such Fund (as defined under “Miscellaneous” below) and, in either case, by a majority of the Trustees who are not parties to the Advisory Agreement or “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreement, by votes cast in person at a meeting called for such purpose. The Advisory Agreement is terminable as to any particular Fund at any time on 60 days’ written notice without penalty by a vote of the majority of the outstanding shares of a Fund, by vote of the Trustees, or as to all applicable Funds by the Adviser. The Advisory Agreement also terminates automatically in the event of any assignment, as defined by the 1940 Act.
The Advisory Agreement provides that the Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Funds in connection with the performance of the services pursuant thereto, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith, gross negligence on the part of the Adviser in the performance of its duties, or from reckless disregard by the Adviser of its duties and obligations thereunder.
Under the Advisory Agreement, the Adviser may delegate a portion of its responsibilities to a sub-adviser. In addition, the agreements provide that the Adviser may render services through its own employees or the employees of one or more affiliated companies that are qualified to act as an investment adviser of the Fund provided all such persons are functioning as part of an organized group of persons, managed by authorized officers of the Adviser.
The following schedule lists the advisory fees for each Fund, as an annual percentage of its average daily net assets.
Fund	Advisory Fee
VictoryShares US Value Momentum ETF	0.15%
VictoryShares US Small Mid Cap Value Momentum ETF	0.15%
VictoryShares International Value Momentum ETF	0.25%
VictoryShares Emerging Markets Value Momentum ETF	0.30%
VictoryShares Short-Term Bond ETF	0.25%
VictoryShares Core Intermediate Bond ETF	0.30%
VictoryShares Free Cash Flow ETF	0.35%
Advisory fees paid by the Funds to the Adviser for the last three fiscal years ended June 30, are shown in the table below. The VictoryShares Free Cash Flow ETF commenced operations June 21, 2023.

48

Fund	2023	2022	2021
VictoryShares US Value Momentum ETF	$373,553	$525,522	$743,167
VictoryShares US Small Mid Cap Value Momentum ETF	$356,398	$429,272	$422,811
VictoryShares International Value Momentum ETF	$670,512	$851,308	$956,101
VictoryShares Emerging Markets Value Momentum ETF	$536,789	$713,002	$742,275
VictoryShares Short-Term Bond ETF	$1,057,182	$844,725	$552,324
VictoryShares Core Intermediate Bond ETF	$4,065,033	$3,440,008	$1,898,886
VictoryShares Free Cash Flow ETF	$860	$-	$-
Management Fee Waiver/Expense Reimbursement
The Adviser has contractually agreed to waive its management fee and/or reimburse Fund expenses so that the total annual operating expenses (excluding any acquired fund fees and expenses and certain other items such as interest, taxes, dividend and interest expenses on short sales and brokerage commissions) of a Fund (by share class) do not exceed a certain percentage for a predetermined amount of time. In these instances, the fee and expense table in the Fund’s Prospectus provides more details about this arrangement and shows the impact it will have on the Fund’s total annual fund operating expenses. Under its contractual agreement with the Funds, the Adviser is permitted to recoup advisory fees waived and expenses reimbursed for up to three years after the date of the waiver or reimbursement, subject to the lesser of any operating expense limits in effect at the time of: (a) the original waiver or expense reimbursement; or (b) the recoupment, after giving effect to the recoupment amount. This agreement may only be terminated by the Board. From time to time, the Adviser may also voluntarily waive its management fee and/or reimburse expenses for a Fund. These voluntary reductions are not reflected in the fee and expense table in the Fund’s Prospectus.
From time to time, the Manager may, without prior notice to shareholders, waive all or any portion of fees or agree to reimburse expenses incurred by a Fund. As a result of the Funds’ expense limitation agreement, for the last three fiscal years ended June 30, Victory Capital waived its management fee and/or reimbursed the Funds the amount listed in the table below. The VictoryShares Free Cash Flow ETF commenced operations June 21, 2023.

Fund	2023	2022	2021
VictoryShares US Value Momentum ETF	$156,765	$241,640	$343,353
VictoryShares US Small Mid Cap Value Momentum ETF	$59,989	$90,764	$98,379
VictoryShares International Value Momentum ETF	$149,097	$212,159	$278,572
VictoryShares Emerging Markets Value Momentum ETF	$275,288	$223,331	$281,557
VictoryShares Short-Term Bond ETF	$13,015	$107,121	$76,367
VictoryShares Core Intermediate Bond ETF	$-	$-	$219,145
VictoryShares Free Cash Flow ETF	$6,925	$-	$-
For the fiscal year ended June 30, Victory Capital recouped management fees previously waived and/or reimbursed in the amounts listed in the table below.

Fund	2023	2022	2021
VictoryShares Short-Term Bond ETF	$21,191	$–	$–
Compliance Services
The Trust and the Adviser are parties to the Agreement to Provide Compliance Services (the “Compliance Agreement”) pursuant to which the Adviser furnishes its compliance personnel, including the services of the CCO, and other resources reasonably necessary to provide the Trust with compliance oversight services related to the design, administration, and oversight of a compliance program for the Trust in accordance with Rule 38a-1 under 1940 Act. The funds in the Victory Fund Complex, in the aggregate, compensate the Adviser for these services.
For the last three fiscal years ended June 30, the Funds paid the Adviser the following fees under the terms of the Compliance Agreement. The VictoryShares Free Cash Flow ETF commenced operations June 21, 2023.

Fund	2023	2022	2021
VictoryShares US Value Momentum ETF	$2,283	$2,560	$4,209
VictoryShares US Small Mid Cap Value Momentum ETF	$2,177	$2,034	$2,334
VictoryShares International Value Momentum ETF	$2,450	$2,443	$3,168
VictoryShares Emerging Markets Value Momentum ETF	$1,648	$1,703	$1,980
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Fund	2023	2022	2021
VictoryShares Short-Term Bond ETF	$3,704	$2,346	$1,682
VictoryShares Core Intermediate Bond ETF	$12,088	$7,878	$4,946
VictoryShares Free Cash Flow ETF	$19	$-	$-
Administrator and Fund Accountant
Victory Capital serves as the administrator and fund accountant to the Trust pursuant to an agreement dated July 1, 2006, as amended (the “Administration and Fund Accounting Agreement”). Citi Fund Services Ohio, Inc. (“Citi”) serves as sub-administrator and sub-fund accountant to the Trust pursuant to an agreement with Victory Capital dated October 1, 2015, as amended (the “Sub-Administration and Sub-Fund Accounting Agreement”). As administrator, Victory Capital supervises the Trust’s operations, including the services that Citi provides to the Funds as sub-administrator and sub-fund accountant, but excluding those that Victory Capital supervises as investment adviser, subject to the supervision of the Board.
Under the Administration and Fund Accounting Agreement, for the administration and fund accounting services that Victory Capital renders to the Funds, the Trust, Victory Portfolios ("VP") and Victory Variable Insurance Funds (“VVIF”) pay Victory Capital an annual fee, accrued daily and paid monthly, at the following annual rates based on the aggregate average daily net assets of the Trust, VP and VVIF: 0.08% of the first $15 billion in aggregate Trust, VP and VVIF net assets, plus 0.05% of aggregate Trust, VP and VVIF net assets in excess of $15 billion to $30 billion, plus 0.04% of aggregate Trust, VP and VVIF net assets in excess of $30 billion. Victory Capital may periodically waive all or a portion of the amount of its fee that is allocated to any Fund in order to increase the Fund’s net income available for distribution to shareholders. In addition, the Trust, VP and VVIF reimburse Victory Capital for all of its reasonable out-of-pocket expenses incurred as a result of providing the services under the Administration and Fund Accounting Agreement, including costs associated with implementing new reports required by the new RIC Modernization rules adopted by the SEC under the 1940 Act.
Except as otherwise provided in the Administration and Fund Accounting Agreement, Victory Capital pays all expenses that it incurs in performing its services and duties as administrator. Unless sooner terminated, the Administration and Fund Accounting Agreement continues in effect for a period of three years and for consecutive one-year terms thereafter, provided that such continuance is approved by the Board or by vote of a majority of the outstanding shares of each Fund and, in either case, by a majority of the Independent Trustees. The Administration and Fund Accounting Agreement provides that Victory Capital shall not be liable for any error of judgment or mistake of law or any loss suffered by the Trust in connection with the matters to which the Agreement relates, except a loss resulting from bad faith, willful misfeasance, negligence or reckless disregard of its obligations and duties under the Agreement.
Under the Administration and Fund Accounting Agreement, Victory Capital, among other things, coordinates the preparation, filing and distribution of amendments to the Trust’s registration statement on Form N-1A, supplements to prospectuses and SAIs, and proxy materials in connection with shareholder meetings; drafts shareholder communications, including annual and semi-annual reports; administers the Trust’s other service provider contracts; monitors compliance with investment restrictions imposed by the 1940 Act, each Fund’s investment objective, defined investment policies, and restrictions, tax diversification, and distribution and income requirements; coordinates the Funds’ service arrangements with financial institutions that make the Funds’ shares available to their customers; assists with regulatory compliance; supplies individuals to serve as Trust officers; prepares Board meeting materials; and annually determines whether the services that it provides (or the services that Citi provides as sub-administrator) are adequate and complete.
Victory Capital also performs fund accounting services for each Fund, excluding those services that Citi performs as sub-fund accountant. The fund accountant calculates each Fund’s NAV, its dividend and capital gain distribution, if any, and its yield. The fund accountant also provides a current security position report, a summary report of transactions and pending maturities, a current cash position report, and maintains the general ledger accounting records for the Funds. The fees that Citi receives for sub-administration and sub-fund accounting services are described in the SAI section entitled “Sub-Administrator and Sub-Fund Accountant.”
For the last three fiscal years ended June 30, the Funds accrued the following amounts in administrative, fund accountant fees. The VictoryShares Free Cash Flow ETF commenced operations June 21, 2023.

Fund	2023	2022	2021
VictoryShares US Value Momentum ETF	$136,720	$189,874	$288,677
VictoryShares US Small Mid Cap Value Momentum ETF	$130,811	$155,055	$163,754
VictoryShares International Value Momentum ETF	$147,677	$184,501	$222,370
VictoryShares Emerging Markets Value Momentum ETF	$98,521	$128,768	$143,303
VictoryShares Short-Term Bond ETF	$232,928	$182,941	$127,501
VictoryShares Core Intermediate Bond ETF	$746,227	$620,976	$365,650
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Fund	2023	2022	2021
VictoryShares Free Cash Flow ETF	$136	$-	$-
Sub-Administrator and Sub-Fund Accountant
Citi serves as sub-administrator and sub-fund accountant to the Funds pursuant to the Sub-Administration and Sub-Fund Accounting Agreement dated October 1, 2015, as amended, by and between Victory Capital and Citi (the "Sub-Administration and Sub-Fund Accounting Agreement.”) Citi assists in supervising all operations of the Funds (other than those performed by Victory Capital either as investment adviser or administrator), subject to the supervision of the Board.
Unless sooner terminated, the Sub-Administration and Sub-Fund Accounting Agreement continues in effect as to each Fund for a period of three years and for consecutive one-year terms thereafter. The Sub-Administration and Sub-Fund Accounting Agreement provides that Citi shall not be liable for any error of judgment or mistake of law or any loss suffered by the Trust in connection with the matters to which the Agreement relates, except a loss resulting from bad faith, willful misfeasance, negligence, or reckless disregard of its obligations and duties under the Agreement.
Under the Sub-Administration and Sub-Fund Accounting Agreement, Citi calculates Trust expenses and make disbursements; calculates capital gain and distribution information; registers the Funds’ shares with the states; prepares shareholder reports and reports to the SEC on Forms N-CEN and N-PORT; coordinates dividend payments; calculates the Funds’ performance information; files the Trust’s tax returns; supplies individuals to serve as Trust officers; monitors the Funds’ status as regulated investment companies under the Code; assists in developing portfolio compliance procedures; reports to the Board amounts paid under shareholder service agreements; assists with regulatory compliance; obtains, maintains and files fidelity bonds and trustees’ and officers’/errors and omissions insurance policies for the Trust; assists with liquidity and derivatives risk management services; and assists in the annual audit of the Funds, among other services.
Transfer Agent
Citibank, N.A. (“Citibank” or the “Custodian”), 388 Greenwich St., New York, New York 10013, serves as transfer agent for the Funds pursuant to a Transfer Agency Services Agreement. Under its agreement with the Funds, Citibank has agreed, among other things, to (1) perform and facilitate the performance of purchases and redemptions of Creation Units by Authorized Participants; (2) record and calculate the number of outstanding Fund shares; (3) maintain shareholder accounts; (4) perform duties relating to anti-money laundering and identity theft prevention; and (5) make periodic reports to the Board and regulators regarding its operations.
Custodian
General. Citibank, 388 Greenwich St., New York, New York 10013, ("Citibank" or the "Custodian") serves as the custodian of the assets of each Fund pursuant to the Global Custodial Services Agreement dated August 5, 2008, as amended (the “Custody Agreement”). The Custodian’s responsibilities include safeguarding and controlling each Fund’s cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on the Fund’s investments. Pursuant to the Custody Agreement, the Custodian also maintains original entry documents and books of record and general ledgers; posts cash receipts and disbursements; and records purchases and sales based upon communications from the Adviser. The Custodian may, with the approval of a Fund and at its own expense, open and maintain a sub-custody account or accounts on behalf of a Fund, provided that it shall remain liable for the performance of all of its duties under the Custody Agreement.
Foreign Custody. Rule 17f-5 under the 1940 Act, which governs the custody of investment company assets outside the United States, allows a mutual fund’s board of directors to delegate to a “Foreign Custody Manager” the selection and monitoring of foreign sub-custodian arrangements for the Trust’s assets. Accordingly, the Board delegated these responsibilities to the Custodian pursuant to the Custody Agreement. As Foreign Custody Manager, the Custodian must (a) determine that the assets of the Funds held by a foreign sub-custodian will be subject to reasonable care, based on the standards applicable to custodians in the relevant market; (b) determine that the Trust’s foreign custody arrangements are governed by written contracts in compliance with Rule 17f-5 (or, in the case of a compulsory depository, by such a contract and/or established practices or procedures); and (c) monitor the appropriateness of these arrangements and any material change in the relevant contract, practices or procedures. In determining appropriateness, the Custodian will not evaluate a particular country’s investment risks, such as (a) the use of compulsory depositories, (b) such country’s financial infrastructure, (c) such country’s prevailing custody and settlement practices, (d) nationalization, expropriation or other governmental actions, (e) regulation of the banking or securities industry, (f) currency controls, restrictions, devaluations or fluctuations, and (g) market conditions that affect the orderly execution of securities transactions or affect the value of securities. The Custodian will provide to the Board quarterly written reports regarding the Trust’s foreign custody arrangements.
Line of Credit. Each Fund, along with other funds managed by the Adviser, participates in a 364-day committed credit facility and a 364-day uncommitted, demand credit facility with Citibank. Each such credit facility may be renewed if so agreed by the parties. Under the current agreement with Citibank, the Funds may borrow up to $600 million, of which $300 million is committed and
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$300 million is uncommitted. Of this amount, $40 million of the committed line of credit and $60 million of the uncommitted line of credit are reserved for use by the Victory Floating Rate Fund (a series of Victory Portfolios), with that Fund paying the related commitment fees for that amount. The purpose of each agreement is to meet temporary or emergency cash needs. For the committed credit facility, Citibank received an annual commitment fee of 0.15%. Each Fund pays a pro-rata portion (adjusted for the amount of credit reserved for the Victory Floating Rate Fund) of these fees and pays the interest on any amount that it borrows. Each Fund paid a pro-rata portion of the renewal fee.
Securities Lending
The Funds, through a Securities Lending Agreement with Citibank, N.A. (“Citibank”), may lend its securities to qualified financial institutions, such as certain broker-dealers and banks, to earn additional income, net of income retained by Citibank. Borrowers are required to initially secure their loans for collateral in the amount of at least 102% of the value of U.S. securities loaned or at least 105% of the value of non-U.S. securities loaned, marked-to-market daily. Any collateral shortfalls associated with increases in the valuation of the securities loaned generally are cured the next business day. The collateral can be received in the form of cash collateral and/or non-cash collateral. Non-cash collateral can include U.S. government securities and other securities as permitted by SEC guidelines. The cash collateral is invested in short-term instruments or cash equivalents, primarily open-end investment companies. The Funds effectively do not have control of the non-cash collateral. Collateral requirements are determined daily based on the value of a Fund’s securities on loan as of the end of the prior business day. During the time portfolio securities are on loan, the borrower will pay the Fund any dividends or interest paid on such securities plus any fee negotiated between the parties to the lending agreement. A Fund also earns a return from the collateral. A Fund pays Citibank various fees in connection with the investment of cash collateral and fees based on the investment income received from securities lending activities. Loans are terminable upon demand and the borrower must return the loaned securities within the lesser of one standard settlement period or five business days. Although risk is mitigated by the collateral, a Fund could experience a delay in recovering its securities and possible loss of income or value if the borrower fails to return them. In addition, there is a risk that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower.
The Funds’ agreement with Citibank does not include master netting provisions. Non-cash collateral received by a Fund may not be sold or repledged, except to satisfy borrower default.
The following reflects the dollar amounts of income and fees/compensation related to the Funds’ securities lending activities during the Funds’ last completed fiscal year ended June 30. The VictoryShares Free Cash Flow ETF did not participate in Securities Lending during the fiscal year ended June 30.

Fund	Gross Income from securities lending activities	Fees paid to securities lending agent from a revenue split	Rebate (paid to borrower)	Aggregate fees/compensation for securities lending activities	Net income from securities lending activities
VictoryShares US Value Momentum ETF	$22,186	$123	$20,962	$21,085	$1,101
VictoryShares US Small Mid Cap Value Momentum ETF	$66,812	$2,880	$37,809	$40,689	$26,123
VictoryShares International Value Momentum ETF	$255,209	$8,602	$169,240	$177,842	$77,367
VictoryShares Emerging Markets Value Momentum ETF	$53,048	$4,721	$5,812	$10,533	$42,515
VictoryShares Short-Term Bond ETF	$128,815	$3,704	$91,932	$95,636	$33,179
VictoryShares Core Intermediate Bond ETF	$178,031	$6,351	$114,692	$121,043	$56,988
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Distributor
Foreside Fund Services, LLC serves as the distributor of Creation Units (the “Distributor”) for the Funds on an agency basis. Under the ETF Distribution Agreement most recently entered into as of December 6, 2022, as may be amended (“Distribution Agreement”), the Distributor receives orders from Authorized Participants to create and redeem shares in Creation Unit aggregations and transmits such orders to the Trust's Custodian and transfer agent. The Distributor’s principal address is Three Canal Plaza, Portland, Maine 04101. The Distributor is a broker-dealer registered under the 1934 Act and a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). Shares will be continuously offered for sale only in Creation Units. Shares in less than a Creation Unit are not distributed by the Distributor. The Distributor has no role in determining the investment policies of the Funds or which securities are to be purchased or sold by the Funds. No compensation is payable by the Trust to the Distributor for such distribution services. However, the Adviser has entered into an agreement with the Distributor under which it makes payments to the Distributor in consideration for its services under the Distribution Agreement. The payments made by the Adviser to the Distributor do not represent an additional expense to the Trust or its shareholders.
Under the Distribution Agreement, the Distributor, as agent for the Trust, will solicit orders for the purchase of shares, provided that any subscriptions and orders will not be binding on the Trust until accepted by the Trust. The Distributor will deliver Prospectuses and, upon request, SAIs to persons purchasing Creation Units. The Distributor is a broker-dealer registered under the Exchange Act and a member of FINRA.
The Distributor may also enter into agreements with securities dealers (“Soliciting Dealers”) who will solicit purchases of Creation Units of shares. Such Soliciting Dealers may also be Authorized Participants (as discussed in “Procedures for Creation of Creation Units” below) or DTC participants (as defined below).
The Distribution Agreement will continue for two years from its effective date and is renewable thereafter. The continuance of the Distribution Agreement must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of the Fund and (ii) by the vote of a majority of the Trustees who are not “interested persons” of the Trust and have no direct or indirect financial interest in the operations of the Distribution Agreement or any related agreement, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement is terminable, without penalty, by the Trust on 60 days’ written notice when authorized either by majority vote of its outstanding voting shares or by a vote of a majority of its Board (including a majority of the Independent Trustees), or by the Distributor on 60 days’ written notice, and will automatically terminate in the event of its assignment. The Distribution Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Distributor, or reckless disregard by it of its obligations thereunder, the Distributor shall not be liable for any action or failure to act in accordance with its duties thereunder.
The USAA ETF Trust had an agreement with USAA Investment Management Company (“IMCO”), 9800 Fredericksburg Road, San Antonio, TX 78288, for exclusive underwriting and distribution of each Predecessor Fund’s shares on a continuing best efforts basis. This agreement provided that IMCO will receive no fee or other compensation for such distribution services.
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PORTFOLIO MANAGERS
This section includes information about the Funds’ portfolio managers, including information concerning other accounts they manage, the dollar range of Fund shares they own and how they are compensated.
Other Accounts
The following table lists the number and types of accounts managed by the portfolio managers and assets under management in those accounts as of the end of the last completed fiscal year:
	Registered Investment Company Accounts		Pooled Investment Vehicle Accounts		Other Accounts
	Assets Managed (In Millions	Number of Accounts	Assets Managed (In Millions)	Number of Accounts	Assets Managed (In Millions)	Number of Accounts
Victory Income Investors Team
Kurt Daum	$ 13,755.23	8	$—	0	$—	0
Brian Smith	$ 12,737.66	6	$—	0	$—	0
John Spear	$ 13,755.23	8	$—	0	$—	0
James F. Jackson Jr.	$19,267.3	14	$155.19	1	$—	0
R. Neal Graves	$19,267.3	14	$—	0	$—	0
Doug Rollwitz	$2,735.17	2	$—	0	$—	0
VictoryShares Index ETFs
Mannik Dhillon	$ 53,191.94	58	$61.85	4	$4,524.27	19
Lance Humphrey	$ 10,833.43	18	$—	0	$2,722.85	4
The following table sets forth performance-based accounts for which the Funds’ portfolio managers were primarily responsible for the day-to-day portfolio management as of the each of the last completed fiscal year:

	Registered Investment Company Accounts		Pooled Investment Vehicle Accounts		Other Accounts
	Assets Managed (In Millions)	Number of Accounts	Assets Managed (In Millions)	Number of Accounts	Assets Managed (In Millions)	Number of Accounts
Victory Income Investors Team
Kurt Daum	$ 11,454.59	4	$—	0	$—	0
Brian Smith	$ 10,756.45	4	$—	0	$—	0
John Spear	$ 11,454.59	4	$—	0	$—	0
James F. Jackson Jr.	$12,714.3	6	$—	0	$—	0
R. Neal Graves	$12,714.3	6	$—	0	$—	0
Doug Rollwitz	$2,735.17	2	$—	0	$—	0
VictoryShares Index ETFs
Mannik Dhillon	$ 18,496.51	15	$—	0	$—	0
Lance Humphrey	$575.14	2	$—	0	$—	0
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Fund Ownership
As of the end of the last completed fiscal year, the portfolio managers of the Funds owned equity securities of the Funds in the amount indicated in the table below:
Portfolio Manager	Fund	Dollar Range of Shares Beneficially Owned as of June 30, 2023
VictoryShares Index ETFs Team
Mr. Dhillon
VictoryShares US Value Momentum ETF
VictoryShares US Small Mid Cap Value Momentum ETF
VictoryShares International Value Momentum ETF
VictoryShares Emerging Markets Value Momentum ETF
VictoryShares Free Cash Flow ETF
None None None None $1-$10,000
Mr. Humphrey
VictoryShares US Value Momentum ETF
VictoryShares US Small Mid Cap Value Momentum ETF
VictoryShares International Value Momentum ETF
VictoryShares Emerging Markets Value Momentum ETF
VictoryShares Free Cash Flow ETF
None None None None None
Victory Income Investors Team
Mr. Daum	VictoryShares Short-Term Bond ETF VictoryShares Core Intermediate Bond ETF	None None
Mr. Graves	VictoryShares Short-Term Bond ETF VictoryShares Core Intermediate Bond ETF	$1-$10,000 $1-$10,000
Mr. Jackson Jr.	VictoryShares USAA Short-Term Bond ETF VictoryShares Core Intermediate Bond ETF	$50,001-$100,000 $10,001-$50,000
Mr. Smith	VictoryShares Short-Term Bond ETF VictoryShares Core Intermediate Bond ETF	$100,001-$500,000 None
Mr. Spear	VictoryShares Short-Term Bond ETF VictoryShares Core Intermediate Bond ETF	None None
Mr. Rollwitz	VictoryShares Short-Term Bond ETF	None
Portfolio Manager Compensation
The Adviser has designed the structure of its portfolio managers’ compensation to (1) align portfolio managers’ interests with those of the Adviser’s clients with an emphasis on long-term, risk-adjusted investment performance, (2) help the Adviser attract and retain high-quality investment professionals, and (3) contribute to the Adviser’s overall financial success. Each of the portfolio managers receives a base salary plus an annual incentive bonus for managing a Fund, separate accounts, other investment companies, other pooled investment vehicles and other accounts (including any accounts for which the Adviser receives a performance fee) (together, “Accounts”). A portfolio manager’s base salary is dependent on the manager’s level of experience and expertise. The Adviser monitors each manager’s base salary relative to salaries paid for similar positions with peer firms by reviewing data provided by various independent third-party consultants that specialize in competitive salary information. Such data, however, is not considered to be a definitive benchmark.
Each of the Adviser’s investment franchises may earn incentive compensation based on the performance of the Victory Solutions platform. Members of the Adviser’s other investment franchises may earn incentive compensation based on a percentage of the Adviser’s revenue attributable to fees paid by Accounts managed by that team. The chief investment officer or a senior member of the team, in coordination with the Adviser, determines the allocation of the incentive compensation earned by the team among the team’s portfolio managers by establishing a “target” incentive for each portfolio manager based on the portfolio manager’s level of experience and expertise in the portfolio manager’s investment style. Individual performance is based on objectives established annually using performance metrics such as portfolio structure and positioning, research, stock selection, asset growth, client retention, presentation skills, marketing to prospective clients and contribution to the Adviser’s philosophy and values, such as leadership, risk management and teamwork. The annual incentive bonus also factors in individual investment performance of each portfolio manager’s portfolio or Fund relative to a selected peer group(s). The overall performance results for a portfolio manager are based on the composite performance of all Accounts managed by that manager on a combination of one, three and five year rolling performance periods as compared to the performance information of a peer group of similarly managed competitors.
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The Adviser’s portfolio managers may participate in the equity ownership plan of the Adviser’s parent company. There is an ongoing annual equity pool granted to certain employees based on their contribution to the firm. Eligibility for participation in these incentive programs depends on the manager’s performance and seniority.
Conflicts of Interest
The Adviser’s portfolio managers are often responsible for managing one or more Funds as well as other accounts, such as separate accounts, and other pooled investment vehicles, such as collective trust funds or unregistered hedge funds. A portfolio manager may manage other accounts which have materially higher fee arrangements than a Fund and may, in the future, manage other accounts which have a performance-based fee. A portfolio manager also may make personal investments in accounts he or she manages or supports. The side-by-side management of the Funds along with other accounts may raise potential conflicts of interest by incenting a portfolio manager to direct a disproportionate amount of: (1) their attention; (2) limited investment opportunities, such as less-liquid securities or initial public offering; and/or (3) desirable trade allocations, to such other accounts. In addition, certain trading practices, such as cross-trading between Funds or between a Fund and another account, raise conflict of interest issues. The Adviser has adopted numerous compliance policies and procedures, including a Code of Ethics, and brokerage and trade allocation policies and procedures, which seek to address the conflicts associated with managing multiple accounts for multiple clients. In addition, the Adviser has a designated Chief Compliance Officer (selected in accordance with the federal securities laws) and compliance staff whose activities are focused on monitoring the activities of the Adviser’s investment franchises and employees in order to detect and address potential and actual conflicts of interest. However, there can be no assurance that the Adviser’s compliance program will achieve its intended result.
DISTRIBUTION AND SERVICE PLAN
The Trust has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act (“Rule 12b-1 Plan” or “Plan”). In accordance with its Plan, the Funds are authorized to pay an amount up to 0.25% of its average daily net assets each year for certain distribution-related activities. In addition, if the payment of management fees by the Fund is deemed to be indirect financing by the Funds of the distribution of its shares, such payment is authorized by the Rule 12b-1 Plan. The Plan specifically recognizes that the Adviser and other persons may use management fee revenue, as well as past profits or other resources, to pay for expenses incurred in connection with providing services intended to result in the sale of shares. The Adviser and such other persons, as well as their affiliates, may pay amounts to third parties for distribution or marketing services on behalf of the Funds. The making of the types of payments described in this paragraph could create a conflict of interest for the party receiving such payments.
The Rule 12b-1 Plan was adopted in order to permit the implementation of the Funds’ method of distribution. No fees are currently paid by the Funds under the Plan, and there are no current plans to impose such fees. In the event such fees were to be charged, over time they would increase the cost of an investment in the Funds.
The Distributor is required to provide a written report, at least quarterly to the Board, specifying in reasonable detail the amounts (if any) expended pursuant to the Rule 12b-1 Plan and the purposes for which such expenditures were made. Further, the Distributor will inform the Board of any Rule 12b-1 fees to be paid by the Distributor to Recipients. From time to time, the Adviser, at its expense, may provide additional compensation to dealers that sell or arrange for the sale of shares of a Fund. Such compensation provided by the Adviser may include financial assistance to dealers that enable the Adviser to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other employees, client and investor events and other dealer-sponsored events. Other compensation may be offered to the extent not prohibited by state laws or any self-regulatory agency, such as FINRA. The Adviser may make payments for events it deems appropriate, subject to applicable law. These payments may vary depending upon the nature of the event.
The Rule 12b-1 Plan may not be amended to increase materially the amount of the Distributor’s compensation to be paid by the Fund, unless such amendment is approved by the vote of a majority of the outstanding voting securities of the affected Fund (as defined in the 1940 Act). All material amendments must be approved by a majority of the Board and a majority of the Rule 12b-1 Trustees by votes cast in person at a meeting called for the purpose of voting on a Rule 12b-1 Plan. During the term of the Rule 12b-1 Plan, the selection and nomination of non-interested Trustees of the Trust will be committed to the discretion of current non-interested Trustees. The Distributor will preserve copies of the Rule 12b-1 Plan, any related agreements, and all reports, for a period of not less than six years from the date of such document and for at least the first two years in an easily accessible place.
Any agreement related to the Rule 12b-1 Plan will be in writing and provide that: (a) it may be terminated by the Trust or the applicable Fund at any time upon sixty days’ written notice, without the payment of any penalty, by vote of a majority of the respective Rule 12b-1 Trustees, or by vote of a majority of the outstanding voting securities of the Trust or the Fund; (b) it will automatically terminate in the event of its assignment (as defined in the 1940 Act); and (c) it will continue in effect for a period of more than one year from the date of its execution or adoption only so long as such continuance is specifically approved at least annually by a majority of the Board and a majority of the Rule 12b-1 Trustees by votes cast in person at a meeting called for the purpose of voting on such agreements.
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CODE OF ETHICS
The Trust and the Adviser each have adopted a Code of Ethics in accordance with Rule 17j-1 under the 1940 Act. The Adviser’s Code of Ethics applies to all of the Adviser’s directors and officers and employees with investment advisory duties (“Access Personnel”) and all of the Adviser’s directors, officers and employees (“Supervised Personnel”). Each Code of Ethics provides that Access Personnel must refrain from certain trading practices. Each Code also requires all Access Personnel (and, in the Adviser Code, all Supervised Personnel) to report certain personal investment activities, including, but not limited to, purchases or sales of securities that may be purchased or held by a Fund. Violations of any Code of Ethics can result in penalties, suspension, or termination of employment.
PROXY VOTING POLICIES AND PROCEDURES
In accordance with the 1940 Act, the Trust has adopted policies and procedures for voting proxies related to equity securities held by the Funds (the “Proxy Voting Policy”). The Trust’s Proxy Voting Policy is designed to: (i) ensure that proxies are voted in the best interests of shareholders of the Funds with a view toward maximizing the value of their investments; (ii) address conflicts of interests between these shareholders, on the one hand, and affiliates of the Fund, the Adviser or the Distributor, on the other, that may arise regarding the voting of proxies; and (iii) provide for the disclosure of the Funds’ proxy voting records and the Proxy Voting Policy.
The Proxy Voting Policy delegates to the Adviser the obligation to vote the Funds’ proxies in the best interests of the Funds and their shareholders, subject to oversight by the Board.
To assist the Adviser in making proxy-voting decisions, the Adviser has adopted a Proxy Voting Policy (“Policy”) that establishes voting guidelines (“Proxy Voting Guidelines”) with respect to certain recurring issues. The Policy is reviewed on an annual basis by the Adviser’s Proxy Committee (“Proxy Committee”) and revised when the Committee determines that a change is appropriate. The Board annually reviews the Trust’s Proxy Voting Policy and the Adviser’s Policy and determines whether amendments are necessary or advisable. Voting under the Adviser’s Policy may be executed through administrative screening per established guidelines with oversight by the Proxy Committee or upon vote by a quorum of the Proxy Committee. The Adviser delegates to Institutional Shareholder Services (“ISS”), an independent service provider, the non-discretionary administration of proxy voting for the Trust, subject to oversight by the Adviser’s Proxy Committee. In no circumstances shall ISS have the authority to vote proxies except in accordance with standing or specific instructions given to it by the Adviser.
The Adviser votes proxies in the best interests of the Funds and their shareholders. This entails voting client proxies with the objective of increasing the long-term economic value of Fund assets. The Adviser’s Proxy Committee determines how proxies are voted by following established guidelines, which are intended to assist in voting proxies and are not considered to be rigid rules. The Proxy Committee is directed to apply the guidelines as appropriate. On occasion, however, a contrary vote may be warranted when such action is in the best interests of the Funds or if required by the Board or the Funds’ Proxy Voting Policy. In such cases, the Adviser may consider, among other things:
• the effect of the proposal on the underlying value of the securities
• the effect on marketability of the securities
• the effect of the proposal on future prospects of the issuer
• the composition and effectiveness of the issuer’s board of directors
• the issuer’s corporate governance practices
• the quality of communications from the issuer to its shareholders
The Adviser may also take into account independent third-party, general industry guidance or other corporate governance review sources when making decisions. It may additionally seek guidance from other senior internal sources with special expertise on a given topic where it is appropriate. The Adviser generally votes on a case-by-case basis, taking into consideration whether implementation of an Environmental, Social, and Governance (“ESG”)-related proposal is likely to enhance or protect shareholder value. The investment team’s opinion concerning the management and prospects of the issuer may be taken into account in determining whether a vote for or against a proposal is in a Fund’s best interests. Insufficient information, onerous requests or vague, ambiguous wording may indicate that a vote against a proposal is appropriate, even when the general principal appears to be reasonable.
The following examples illustrate the Adviser’s policy with respect to some common proxy votes. This summary is not an exhaustive list of all the issues that may arise or of all matters addressed in the Guidelines, and whether the Adviser supports or opposes a proposal will depend upon the specific facts and circumstances described in the proxy statement and other available information.
Directors
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• The Adviser generally supports the election of directors in uncontested elections, except when there are issues of accountability, responsiveness, composition, and/or independence.
• The Adviser generally supports proposals for an independent chair taking into account factors such as the current board leadership structure, the company’s governance practices, and company performance.
• The Adviser generally supports proxy access proposals that are in line with the market standards regarding the ownership threshold, ownership duration, aggregation provisions, cap on nominees, and do not contain any other unreasonably restrictive guidelines.
• The Adviser reviews contested elections on a case-by-case basis taking into account such factors as the company performance, particularly the long-term performance relative to the industry; the management track record; the nominee qualifications and compensatory arrangements; the strategic plan of the dissident and its critique of the current management; the likelihood that the proposed goals and objectives can be achieved; the ownership stakes of the relevant parties; and any other context that is particular to the company and the nature of the election.
Capitalization & Restructuring
• The Adviser generally supports capitalization proposals that facilitate a corporate transaction that is also being supported and for general corporate purposes so long as the increase is not excessive and there are no issues of superior voting rights, company performance, previous abuses of capital, or insufficient justification for the need for additional capital.
Mergers and Acquisitions
• The Adviser reviews mergers and acquisitions on a case-by-case basis to balance the merits and drawbacks of the transaction and factors such as valuation, strategic rationale, negotiations and process, conflicts of interest, and the governance profile of the company post-transaction.
Compensation
• The Adviser reviews all compensation proposals for pay-for-performance alignment, with emphasis on long-term shareholder value; arrangements that risk pay for failure; independence in the setting of compensation; inappropriate pay to non-executive directors, and the quality and rationale of the compensation disclosure.
• The Adviser will generally vote FOR advisory votes on executive compensation (“say on pay”) unless there is a pay-for-performance misalignment; problematic pay practice or non-performance based element; incentive for excessive risk-taking, options backdating; or a lack of compensation committee communication and/or responsiveness to shareholder concerns.
• The Adviser will vote case-by-case on equity based compensation plans taking into account factors such as the plan cost; the plan features; and the grant practices as well as any overriding factors that may have a significant negative impact on shareholder interests.
Social and Environmental Issues
• The Adviser will vote case-by-case on topics such as consumer and product safety; environment and energy; labor standards and human rights; workplace and board diversity; and corporate and political issues, taking into account factors such as the implementation of the proposal is likely to enhance or protect shareholder value; whether the company has already responded in an appropriate and sufficient manner to the issue raised; whether the request is unduly burdensome; and whether the issue is more appropriately or effectively handled through legislation or other regulations.
Occasionally, conflicts of interest arise between the Adviser’s interests and those of a Fund or another client. When this occurs, the Proxy Committee must document the nature of the conflict and vote the proxy in accordance with the Proxy Voting Guidelines unless such guidelines are judged by the Proxy Committee to be inapplicable to the proxy matter at issue. In the event that the Proxy Voting Guidelines are inapplicable or do not mitigate the conflict, the Adviser will seek the opinion of the Adviser’s Chief Compliance Officer or consult with an external independent adviser. In the case of a Proxy Committee member having a personal conflict of interest (e.g. a family member is on the board of the issuer), such member will abstain from voting. Finally, the Adviser reports to the Board annually any proxy votes that took place involving a conflict, including the nature of the conflict and the basis or rationale for the voting decision made.
The Funds’ Proxy Voting Policy provides that the Funds, in accordance with SEC rules, annually will disclose on Form N- PX the Funds’ proxy voting record. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent
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12-month period ended June 30th is updated each year by August 31st and is available without charge, upon request, by calling toll free 800-539-FUND (800-539-3863) or by accessing the SEC’s website at www.sec.gov.
PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS
Subject to the general supervision of the Board, the Adviser is responsible for making decisions with respect to the purchase and sale of portfolio securities on behalf of the Funds. The Adviser is also responsible for the implementation of those decisions, including the selection of broker/dealers to effect portfolio transactions, the negotiation of commissions, and the allocation of principal business and portfolio brokerage. Under the terms of the Advisory Agreement, the Adviser may delegate these responsibilities to a sub-adviser.
Transactions on stock exchanges involve the payment of brokerage commissions. In transactions on stock exchanges in the United States, these commissions are negotiated. Traditionally, commission rates have generally been fixed for trades on stock markets outside the United States. In recent years, however, an increasing number of overseas stock markets have adopted a system of negotiated commission rates. It is expected that equity securities will ordinarily be purchased in the primary markets for such securities, whether over-the-counter or listed, and that listed securities may be purchased in the over-the-counter market if such market is deemed the primary market. In the case of securities traded on the over-the- counter markets, there is generally no stated commission, but the price usually includes an undisclosed commission or markup. In underwritten offerings, the price includes a disclosed, fixed commission (the underwriter’s concession) or discount.
Fixed income and convertible securities are bought and sold through broker-dealers acting on a principal basis. These trades are not charged a commission, but rather are marked up or marked down by the executing broker- dealer. The Adviser does not know the actual value of the markup/markdown. However, the Adviser attempts to ascertain whether the overall price of a security is reasonable through the use of competitive bids. Orders to buy or sell convertible securities and fixed income securities are placed on a competitive basis with a reasonable attempt made to obtain three competitive bids or offers. Exceptions are: (1) where the bid/ask spread is 5 basis points or less, provided the order is actually filled at the bid or better for sales and at the ask or better for purchases; (2) securities for which there are only one or two market makers; (3) block purchases considered relatively large; (4) swaps, a simultaneous sale of one security and purchase of another in substantially equal amounts for the same account, intended to take advantage of an aberration in a spread relationship, realize losses, etc.; and (5) purchases and/or sales of fixed income securities for which, typically, more than one offering of the same issue is unobtainable; subject to a judgment by the trader that the bid is competitive.
It is the policy of the Adviser to obtain the “best execution” of its clients’ securities transactions. The Adviser strives to execute each client’s securities transactions in such a manner that the client’s total costs or proceeds in each transaction are the most favorable under the circumstances. Commission rates paid on securities transactions for client accounts must reflect comparative market rates.
In purchasing and selling each Fund’s portfolio securities, it is the Adviser’s policy to obtain quality execution at the most favorable prices through responsible broker/dealers and, in the case of agency transactions, at competitive commission rates where such rates are negotiable. In selecting broker/dealers to execute a Fund’s portfolio transactions, consideration is given to such factors as the price of the security, the rate of the commission, the size and difficulty of the order, the reliability, integrity, financial condition, general execution and operational capabilities of competing brokers and dealers, their expertise in particular markets and the brokerage and research services they provide to the Adviser or the Funds. It is not the Adviser’s practice to seek the lowest available commission rate where it is believed that a broker or dealer charging a higher commission rate would offer greater reliability or provide better price or execution.
As permitted by Section 28(e) of the Securities Exchange Act of 1934, the Adviser may cause a Fund to pay broker- dealers that provide brokerage and research services a commission rate that exceeds the amount other broker/dealers would have charged for the transaction if the Adviser determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker/dealer viewed in terms of either a particular transaction or the Adviser’s overall responsibilities to the Fund or to its other clients. The term “brokerage and research services” includes advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or of purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and effecting securities transactions and performing functions incidental thereto such as clearance and settlement.
The brokerage and research services are in addition to and do not replace the services and research that the Adviser is required to perform and do not reduce the investment advisory fees payable to the Adviser by the Funds. Such information may be useful to the Adviser in serving both the Funds and other clients and, conversely, such supplemental research information obtained by the placement of orders on behalf of other clients may be useful to the Adviser in carrying out its obligations to the Funds.
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Brokerage commissions may never be used to compensate a third party for client referrals unless the client has directed such an arrangement. In addition, brokerage commissions may never be used to obtain research and/or services for the benefit of any employee or non-client entity.
The Adviser will make a good faith determination that the commissions paid are reasonable in relationship to the value of the services received and continually reviews the quality of execution it receives from and the commission rates charged by the brokers it uses to carry out trades for its clients. The Adviser will consider the full range and quality of a broker’s services in placing brokerage including, but not limited to, the value of research provided, execution capability, commission rate, willingness and ability to commit capital and responsiveness. The lowest possible commission cost alone does not determine broker selection. The transaction that represents the best quality execution for a client account will be executed. Commission ranges and the actual commission paid for trades of listed stocks and over-the-counter stocks may vary depending on, but not limited to, the liquidity and volatility of the stock and services provided to the Adviser by the broker.
Some brokers executing trades for the Adviser’s clients may, from time to time, receive liquidity rebates in connection with the routing of trades to Electronic Communications Networks. Since the Adviser is not a broker, however, it is ineligible to receive such rebates and does not obtain direct benefits for its clients from this broker practice.
Investment decisions for each Fund are made independently from those made for the other Funds or any other investment company or account managed by the Adviser. Such other investment companies or accounts may also invest in the same securities and may follow similar investment strategies as the Funds. The Adviser may combine transaction orders (“bunching” or “blocking” trades) for more than one client account where such action appears to be equitable and potentially advantageous for each account (e.g., for the purpose of reducing brokerage commissions or obtaining a more favorable transaction price.) The Adviser will aggregate transaction orders only if it believes that the aggregation is consistent with its duty to seek best execution for its clients and is consistent with the terms of investment advisory agreements with each client for whom trades are being aggregated. Both equity and fixed income securities may be aggregated. When making such a combination of transaction orders for a new issue or secondary market trade in an equity security, the Adviser adheres to the following objectives:
• Fairness to clients both in the participation of execution of orders for their account, and in the allocation of orders for the accounts of more than one client.
• Allocation of all orders in a timely and efficient manner.
In some rare cases, “bunching” or “blocking” trades may affect the price paid or received by a Fund or the size of the position obtained by the Fund in an adverse manner relative to the result that would have been obtained if only that particular Fund had participated in or been allocated such trades.
The aggregation of transactions for advisory accounts and proprietary accounts (including partnerships and other accounts in which the Adviser or its associated persons are partners or participants, and managed employee accounts) is permissible. However, no proprietary account may be favored over any other participating account and such practice must be consistent with the Adviser’s policies and procedures including its Code of Ethics.
Equity trade orders are executed based only on trade instructions received from portfolio managers by the trading desk. Portfolio managers may enter trades to meet the full target allocation immediately or may meet the allocation through moves in incremental blocks. Orders are processed on a “first-come, first-served” basis. At times, a rotation system may determine “first-come, first-served” treatment when the equity trading desk receives the same order for multiple accounts simultaneously. The Adviser will utilize a rotation whereby the Funds, even if aggregated with other orders, are in the first block(s) to trade within the rotation. To aggregate orders, the equity trading desk must determine that all accounts in the order will benefit. Any new trade that can be blocked with an existing open order may be added to the open order to form a larger block. The Adviser receives no additional compensation or remuneration of any kind as a result of the aggregation of trades. All accounts participating in a block execution receive the same execution price, an average share price, for securities purchased or sold on a trading day. Execution prices may not be carried overnight. Any portion of an order that remains unfilled at the end of a given day shall be rewritten (absent contrary instructions) on the following day as a new order. Accounts with trades executed the next day will receive a new daily average price to be determined at the end of the following day.
If the order is filled in its entirety, securities purchased in the aggregate transaction will be allocated among accounts participating in the trade in accordance with an Allocation Statement prepared at the time of order entry. If the order is partially filled, the securities will be allocated pro rata based on the Allocation Statement. Portfolio managers may allocate executed trades in a different manner than indicated on the Allocation Statement (e.g., non-pro rata) only if all client accounts receive fair and equitable treatment.
In some instances, such as trading in fixed income securities, it may not be practical to complete the Allocation Statement prior to the placement of the order. In that case, the trading desk will complete the Allocation Statement as soon as practicable, but no later than the end of the same business day on which the securities have been allocated to the trading desk by the broker.
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Where the full amount of a block execution is not executed, the partial amount actually executed will be allocated on a pro rata basis whenever possible. The following execution methods may be used in place of a pro rata procedure: relative size allocations, security position weighting, priority for specialized accounts, or a special allocation based on compliance approval.
In making investment decisions for the Funds, the Adviser will not inquire or take into consideration whether an issuer of securities proposed for purchase or sale by a Fund is a customer of the Adviser, its parents, subsidiaries or affiliates, and, in dealing with their commercial customers, the Adviser, its parents, subsidiaries and affiliates will not inquire or take into consideration whether securities of such customers are held by the Funds. Portfolio securities will not be purchased from or sold to the Adviser, or the Distributor, or any affiliated person of any of them acting as principal, except to the extent permitted by rule or order of the SEC.
The following table shows the dollar amount of brokerage commissions paid by each Fund during the last three fiscal years ended June 30, all of which were paid to entities that are not affiliated with the Funds, the Adviser, or the Distributor. The VictoryShares Free Cash Flow ETF commenced operations June 21, 2023.

Fund	2023	2022	2021
VictoryShares US Value Momentum ETF	$219,845	$95,607	$120,474
VictoryShares US Small Mid Cap Value Momentum ETF	$623,024	$247,960	$156,280
VictoryShares International Value Momentum ETF	$513,925	$283,955	$315,965
VictoryShares Emerging Markets Value Momentum ETF	$467,250	$272,110	$306,817
VictoryShares Core Intermediate Bond ETF	$-	$-	$156
Affiliated Brokerage. The Board has authorized the allocation of brokerage to affiliated broker-dealers on an agency basis to effect portfolio transactions. The Board has adopted procedures incorporating the standards of Rule 17e-1 under the 1940 Act, which require that the commission paid to affiliated broker-dealers must be “reasonable and fair compared to the commission, fee or other remuneration received, or to be received, by other broker-dealers in connection with comparable transactions involving similar securities during a comparable period of time.”
The Trust will not acquire portfolio securities issued by, make savings deposits in, or enter into repurchase or reverse repurchase agreements with the Adviser or its affiliates. From time to time, when determined by the Adviser or Sub- Adviser to be advantageous to the Funds, the Adviser may execute portfolio transactions through affiliated broker-dealers. All such transactions must be consistent with best execution and completed in accordance with procedures approved by the Board.
No payments were made to any affiliated brokers by any Fund or Predecessor Fund during the last three completed fiscal years.
Allocation of Brokerage in Connection with Research Services. During the last fiscal year ended June 30, the Adviser, through agreements or understandings with brokers, or otherwise through an internal allocation procedure, directed brokerage transactions of the Funds to brokers due to research services provided.
Fund	Amount of Transactions to Brokers Providing Research	Related Commissions
VictoryShares US Value Momentum ETF	$493,533,243	$157,923
VictoryShares US Small Mid Cap Value Momentum ETF	$583,900,465	$432,286
VictoryShares International Value Momentum ETF	$550,737,913	$307,677
VictoryShares Emerging Markets Value Momentum ETF	$393,275,651	$273,263
Securities of Regular Brokers or Dealers. The SEC requires the Trust to provide certain information for those Funds that held securities of their regular brokers or dealers (or their parent companies) during the most recent fiscal year. The following table identifies, for each applicable Fund, those brokers or dealers, the type of security held and the value of the Fund’s aggregate holdings of the securities of each such issuer as of the last completed fiscal year ended June 30. The VictoryShares Free Cash Flow ETF did not participate in Securities Lending during the fiscal year ended June 30.

Fund	Broker-Dealer	Type of Security (Debt or Equity)	Aggregate Value ($000s)
VictoryShares International Value Momentum ETF	Mitsubishi UFJ Financial Group, Inc.	Equity	$573
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Fund	Broker-Dealer	Type of Security (Debt or Equity)	Aggregate Value ($000s)
VictoryShares International Value Momentum ETF	Mizuho Financial Group, Inc.	Equity	$652
VictoryShares US Small Mid Cap Value Momentum ETF	Jefferies Financial Group, Inc.	Equity	$807
VictoryShares US Value Momentum ETF	Citigroup, Inc.	Equity	$1,441
VictoryShares Core Intermediate Bond ETF	Bank of America Corp.	Debt	$5,131
VictoryShares Core Intermediate Bond ETF	Barclays PLC	Debt	$3,236
VictoryShares Core Intermediate Bond ETF	Citigroup, Inc.	Debt	$1,612
VictoryShares Core Intermediate Bond ETF	Credit Suisse Group AG	Debt	$2,389
VictoryShares Core Intermediate Bond ETF	JPMorgan Chase & Co.	Debt	$7,097
VictoryShares Core Intermediate Bond ETF	Mitsubishi UFJ Financial Group, Inc.	Debt	$1,470
VictoryShares Core Intermediate Bond ETF	Mizuho Financial Group, Inc.	Debt	$1,956
VictoryShares Core Intermediate Bond ETF	Morgan Stanley	Debt	$3,934
VictoryShares Core Intermediate Bond ETF	UBS Group AG	Debt	$1,171
VictoryShares Core Intermediate Bond ETF	Wells Fargo & Co.	Debt	$1,794
VictoryShares Short-Term Bond ETF	Barclays PLC	Debt	$4,262
VictoryShares Short-Term Bond ETF	Credit Suisse AG	Debt	$995
VictoryShares Short-Term Bond ETF	JPMorgan Chase & Co.	Debt	$1,409
VictoryShares Short-Term Bond ETF	Morgan Stanley	Debt	$1,900
VictoryShares Short-Term Bond ETF	Wells Fargo & Co.	Debt	$957
Portfolio Turnover
Each Fund may sell a portfolio investment soon after its acquisition if the Adviser believes that such a disposition is consistent with attaining the investment objective of the Fund. The Funds’ portfolio turnover rates stated in the Prospectuses are calculated by dividing the lesser of each Fund’s purchases or sales of portfolio securities for the year by the monthly average value of the portfolio securities. The calculation excludes all securities whose maturities, at the time of acquisition, were one year or less. Portfolio turnover is calculated on the basis of a Fund as a whole without distinguishing between the classes of shares issued.
The turnover rate for a Fund will vary from year-to-year, and, depending on market conditions, could be greater in periods of unusual market movement and volatility. Transaction costs associated with turnover are borne directly by the Fund and, ultimately, by its shareholders. A high rate of portfolio turnover (generally, over 100% annually) generally will involve correspondingly greater transaction costs. High portfolio turnover may result in the realization of substantial net capital gains. To the extent short-term capital gains are realized, distributions attributable to such gains will be ordinary income for federal income tax purposes.
The following table shows the portfolio turnover rates for each Fund for the last two fiscal years ended June 30. Because the VictoryShares Free Cash Flow ETF only recently commenced operations, no portfolio turnover information is available at this time.

Fund	2023	2022
VictoryShares US Value Momentum ETF	101%	53%
VictoryShares US Small Mid Cap Value Momentum ETF	126%*	70%
VictoryShares International Value Momentum ETF	105%	68%
VictoryShares Emerging Markets Value Momentum ETF	109%	70%
VictoryShares Short-Term Bond ETF	53%	67%
VictoryShares Core Intermediate Bond ETF	23%	24%
VictoryShares Free Cash Flow ETF	-	-
*Portfolio turnover change compared to the prior year is attributable to the Fund's increased trading volume.
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DIVIDENDS, CAPITAL GAINS AND DISTRIBUTIONS
The Funds distribute substantially all of their net investment income and net capital gains, if any, to shareholders within each calendar year as well as on a fiscal year basis to the extent required for the Funds to qualify for favorable federal tax treatment. The Funds ordinarily declare and pay dividends from their net investment income.  Each Fund declares and pays capital gains annually. Ordinarily, dividends from net investment income, if any, are declared and paid monthly by each Fund.
The amount of distributions may vary from time to time depending on market conditions, the composition of a Fund’s portfolio and expenses borne by a Fund. Dividends are calculated in the same manner, at the same time and on the same day for shares.
For this purpose, the net income of a Fund, from the time of the immediately preceding determination thereof, shall consist of all interest income accrued on the portfolio assets of the Fund, dividend income, if any, income from securities loans, if any and realized capital gains and losses on the Fund’s assets, less all expenses and liabilities of the Fund chargeable against income. Interest income shall include discount earned, including both original issue and market discount, on discount paper accrued ratably to the date of maturity. Expenses, including the compensation payable to the Adviser, are accrued each day. The expenses and liabilities of a Fund shall include those appropriately allocable to the Fund as well as a share of the general expenses and liabilities of the Trust in proportion to the Fund’s share of the total net assets of the Trust.
TAXES
Information set forth in the Prospectuses that relates to federal income taxation is only a summary of certain key federal income tax considerations generally affecting purchasers of shares of the Funds. The following is only a summary of certain additional income and excise tax considerations generally affecting each Fund and its shareholders that are not described in the Prospectuses. No attempt has been made to present a complete explanation of the federal tax treatment of the Funds or the implications to shareholders and the discussions here and in each Fund’s Prospectus are not intended as substitutes for careful tax planning. In addition, the following summary does not describe the tax consequences to an Authorized Participant from the creation and redemption of Creation Units.  Accordingly, potential purchasers of shares of the Funds are urged to consult their tax advisers with specific reference to their own tax circumstances. Special tax considerations may apply to certain types of investors subject to special treatment under the Code (including, for example, insurance companies, banks and tax-exempt organizations). In addition, the following summary does not describe the tax consequences to foreign trusts, foreign estates and foreign partnerships. Lastly, the tax discussion in the Prospectuses and this SAI is based on tax law in effect on the date of the Prospectuses and this SAI; such laws and regulations may be changed by legislative, judicial, or administrative action, sometimes with retroactive effect.
Qualification as a Regulated Investment Company
Each Fund intends to qualify as a regulated investment company under Subchapter M of the Code. As a regulated investment company, a Fund is not subject to federal income tax on the portion of its net investment income (i.e., taxable interest, dividends and other taxable ordinary income, net of expenses) and net capital gain (i.e., the excess of long-term capital gains over short-term capital losses) that it distributes to shareholders, provided that it distributes at least the sum of 90% of its investment company taxable income (i.e., net investment income and the excess of net short-term capital gain over net long-term capital loss) and 90% of its tax-exempt income (net of expenses allocable thereto) for the taxable year (the “Distribution Requirement”) and satisfies certain other requirements of the Code that are described below. Distributions by a Fund made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year, will be considered distributions of income and gains for the taxable year and will therefore count toward satisfaction of the Distribution Requirement.
If a Fund has a net capital loss (i.e., an excess of capital losses over capital gains), the amount thereof may be carried forward and would retain its character as either a short-term capital loss or a long-term capital loss that can be used to offset such capital gains in future years. There is no limitation on the number of years to which net capital losses may be carried. However, the amount of capital loss that can be carried forward and used in any single year is subject to an annual limitation if there is a more than 50% “change in ownership” of the Fund.
The following table summarizes the capital loss carryforwards not subject to expiration for the applicable Funds as of June 30, 2023. The VictoryShares Free Cash Flow ETF commenced operations June 21, 2023.

Fund	Short-Term Amount	Long-Term Amount	Total
VictoryShares US Value Momentum ETF	$62,184,494	$18,744,521	$80,929,015
VictoryShares US Small Mid Cap Value Momentum ETF	$56,572,873	$3,893,976	$60,466,849
VictoryShares International Value Momentum ETF	$63,614,249	$21,685,729	$85,299,978
VictoryShares Emerging Markets Value Momentum ETF	$28,251,110	$12,800,476	$41,051,586
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In addition to satisfying the Distribution Requirement, a regulated investment company must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company’s principal business of investing in stock or securities), other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies and net income from interests in qualified publicly traded partnerships (the “Income Requirement”).
A regulated investment company, in determining its investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) for any taxable year, may elect (unless it has made a taxable year election for excise tax purposes as discussed below, in which case different rules apply) to treat all or any part of certain net capital losses incurred after October 31 of a taxable year, and certain net ordinary losses incurred after October 31 or December 31 of a taxable year, as if they had been incurred in the succeeding taxable year.
In addition to satisfying the Income and Distribution Requirements described above, a Fund must satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of a Fund’s taxable year, at least 50% of the value of the Fund’s assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies and securities of other issuers (provided that, with respect to each issuer, the Fund has not invested more than 5% of the value of the Fund’s total assets in securities of each such issuer and the Fund does not hold more than 10% of the outstanding voting securities of each such issuer), and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. government securities and securities of other regulated investment companies), two or more issuers that the Fund controls and that are engaged in the same or similar trades or businesses (other than securities of other regulated investment companies), or the securities of one or more qualified publicly traded partnerships. Generally, an option (call or put) with respect to a security is treated as issued by the issuer of the security, not the issuer of the option. For purposes of asset diversification testing, obligations issued or guaranteed by certain agencies or instrumentalities of the U.S. government, such as the Federal Agricultural Mortgage Corporation, the FFCB, FHLB, FHLMC, FNMA, GNMA, and SLMA, are treated as U.S. government securities.
Certain Funds may invest in futures contracts, options on futures contracts and other similar investments that provide exposure to commodities such as gold or other precious metals, energy, or other commodities. Income or gain, if any, from such investments may not be qualifying income for purposes of the Income Requirements and a Fund’s investments in such instruments may not be treated as an investment in a “security” for purposes of the asset diversification test.
If for any taxable year a Fund does not qualify as a regulated investment company after taking into account cure provisions available for certain failures to so qualify (certain of which would result in the imposition of a tax on the Fund), all of its taxable income (including its net capital gain) will be subject to tax at the regular corporate rate without any deduction for distributions to shareholders and such distributions will be taxable to the shareholders as dividends to the extent of the Fund’s current and accumulated earnings and profits. Such distributions may be eligible for: (i) the dividends-received deduction, in the case of corporate shareholders; or (ii) treatment as “qualified dividend income,” in the case of non-corporate shareholders. In addition, to qualify again to be taxed as a regulated investment company in a subsequent year, the Fund would be required to distribute to shareholders its earnings and profits attributable to non-qualifying years. Further, if the Fund failed to qualify for a period greater than two taxable years, then, in order to qualify as a regulated investment company in a subsequent year, the Fund would be required to elect to recognize and pay tax on any net built-in gain (i.e., the excess of aggregate gain, including items of income, over aggregate loss that would have been realized if the Fund had been liquidated) or, alternatively, be subject to taxation on such built-in gain recognized for a period of five years.
Excise Tax on Regulated Investment Companies
A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to at least the sum of (i) 98% of its ordinary taxable income for the calendar year and (ii) 98.2% of its capital gain net income for the one-year period ended on October 31 of such calendar year (or, with respect to capital gain net income, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year (a “taxable year election”)). Tax-exempt interest on municipal obligations is not subject to the excise tax. The balance of such income must be distributed during the next calendar year. For the foregoing purposes, any ordinary income or capital gain net income retained by a regulated investment company that is subject to corporate income tax will be treated as having been distributed during the taxable year ending in such calendar year.
Each Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. However, investors should note that a Fund may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.
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Fund Investments
In general, gain or loss recognized by a Fund on the disposition of an asset will be a capital gain or loss. In addition, gain will be recognized as a result of certain constructive sales, including short sales “against the box.” However, gain recognized on the disposition of a debt obligation (including municipal obligations) purchased by a Fund at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount that accrued while the Fund held the debt obligation. In addition, under the rules of Code Section 988, gain or loss recognized on the disposition of a debt obligation denominated in a foreign currency or an option with respect thereto, and gain or loss recognized on the disposition of a foreign currency forward contract, futures contract, option or similar financial instrument, or of foreign currency itself, except for regulated futures contracts or non-equity options subject to Code Section 1256 (unless a Fund elects otherwise), generally will be treated as ordinary income or loss to the extent attributable to changes in foreign currency exchange rates.
Certain transactions that may be engaged in by a Fund (such as regulated futures contracts, certain foreign currency contracts and options on stock indexes and futures contracts) will be subject to special tax treatment as “Section 1256 Contracts.” Section 1256 Contracts are treated as if they are sold for their fair market value on the last business day of the taxable year, even though a taxpayer’s obligations (or rights) under such Section 1256 Contracts have not terminated (by delivery, exercise, entering into a closing transaction, or otherwise) as of such date. Any gain or loss recognized as a consequence of the year-end deemed disposition of Section 1256 Contracts is taken into account for the taxable year together with any other gain or loss that was recognized previously upon the termination of Section 1256 Contracts during that taxable year. Any capital gain or loss for the taxable year with respect to Section 1256 Contracts (including any capital gain or loss arising as a consequence of the year-end deemed sale of such Section 1256 Contracts) generally is treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. A Fund, however, may elect not to have this special tax treatment apply to Section 1256 Contracts that are part of a “mixed straddle” with other investments of the Fund that are not Section 1256 Contracts.
A Fund may enter into notional principal contracts, including interest rate swaps, caps, floors and collars. Treasury Regulations provide, in general, that the net income or net deduction from a notional principal contract for a taxable year is included in or deducted from gross income for that taxable year. The net income or deduction from a notional principal contract for a taxable year equals the total of all of the periodic payments (generally, payments that are payable or receivable at fixed periodic intervals of one year or less during the entire term of the contract) that are recognized from that contract for the taxable year, all of the non-periodic payments (including premiums for caps, floors and collars) that are recognized from that contract for the taxable year and any termination payments that are recognized from that contract for the taxable year. No portion of a payment by a party to a notional principal contract is recognized prior to the first year to which any portion of a payment by the counterparty relates. A periodic payment is recognized ratably over the period to which it relates. In general, a non-periodic payment must be recognized over the term of the notional principal contract in a manner that reflects the economic substance of the contract. A non-periodic payment that relates to an interest rate swap, cap, floor, or collar is recognized over the term of the contract by allocating it in accordance with the values of a series of cash-settled forward or option contracts that reflect the specified index and notional principal amount upon which the notional principal contract is based (or under an alternative method provided in Treasury Regulations). A termination payment is recognized in the year the notional principal contract is extinguished, assigned, or terminated (i.e., in the year the termination payment is made).
Income from options on individual securities written by a Fund will not be recognized by the Fund for tax purposes until an option is exercised or lapses. Any gain recognized by a Fund on the lapse of, or any gain or loss recognized by a Fund from a closing transaction with respect to, an option written by the Fund will be treated as a short-term capital gain or loss. If the Fund enters into a closing transaction, the difference between the premiums received and the amount paid by the Fund to close out its position will generally be treated as short-term capital gain or loss. If an option written by the Fund is exercised, thereby requiring the Fund to sell the underlying security, the premium will increase the amount realized upon the sale of the security, and the character of any gain on such sale of the underlying security as short-term or long-term capital gain will depend on the holding period of the Fund in the underlying security. Because the Fund will not have control over the exercise of the options it writes, such exercises or other required sales of the underlying securities may cause the Fund to realize gains or losses at inopportune times.
A Fund may purchase securities of certain foreign investment funds or trusts that constitute passive foreign investment companies (“PFICs”) for federal income tax purposes. If a Fund invests in a PFIC, it has three separate options. First, it may elect to treat the PFIC as a qualified electing fund (a “QEF”), in which event the Fund will each year have ordinary income equal to its pro rata share of the PFIC’s ordinary earnings for the year and long-term capital gain equal to its pro rata share of the PFIC’s net capital gain for the year, regardless of whether the Fund receives distributions of any such ordinary earnings or capital gains from the PFIC, and such amounts would be subject to the 90% and excise tax distribution requirements described above. In order to make this election with respect to a PFIC in which it invests, a Fund must obtain certain information from the PFIC on an annual basis, which the PFIC may be unwilling or unable to provide. Second, a Fund that invests in marketable stock of a PFIC may make a mark-to-market election with respect to such stock. Pursuant to such election, the Fund will include as ordinary income any excess of the fair market value of such stock at the close of any taxable year over the Fund’s adjusted tax basis in the stock. If the adjusted tax basis of the PFIC stock exceeds the fair market value of the stock at the end of a given taxable year, such excess will be deductible as ordinary loss in an amount equal
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to the lesser of the amount of such excess or the net mark-to-market gains on the stock that the Fund included in income in previous years. Solely for purposes of Code Sections 1291 through 1298, the Fund’s holding period with respect to its PFIC stock subject to the election will commence on the first day of the first taxable year beginning after the last taxable year for which the mark-to-market election applied. If the Fund makes the mark-to-market election in the first taxable year it holds PFIC stock, it will not incur the tax described below under the third option.
Finally, if a Fund does not elect to treat the PFIC as a QEF and does not make a mark-to-market election, then, in general, (1) any gain recognized by the Fund upon the sale or other disposition of its interest in the PFIC or any excess distribution received by the Fund from the PFIC will be allocated ratably over the Fund’s holding period of its interest in the PFIC stock, (2) the portion of such gain or excess distribution so allocated to the year in which the gain is recognized or the excess distribution is received shall be included in the Fund’s gross income for such year as ordinary income (and the distribution of such portion by the Fund to shareholders will be taxable as a dividend, but such portion will not be subject to tax at the Fund level), (3) the Fund shall be liable for tax on the portions of such gain or excess distribution so allocated to prior years in an amount equal to, for each such prior year, (i) the amount of gain or excess distribution allocated to such prior year multiplied by the highest corporate tax rate in effect for such prior year, plus (ii) interest on the amount determined under clause (i) for the period from the due date for filing a return for such prior year until the date for filing a return for the year in which the gain is recognized or the excess distribution is received, at the rates and methods applicable to underpayments of tax for such period, and (4) the distribution by the Fund to its shareholders of the portions of such gain or excess distribution so allocated to prior years (net of the tax payable by the Fund thereon) will be taxable to the shareholders as a dividend.
Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by the Fund may be treated as debt securities that are issued originally at a discount. Generally, the amount of the original issue discount (“OID”) is treated as interest income and is included in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. A portion of the OID includable in income with respect to certain high-yield corporate debt securities (including certain pay-in-kind securities) may be treated as a dividend for U.S. federal income tax purposes.
Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by the Fund in the secondary market may be treated as having market discount. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt security. Market discount generally accrues in equal daily installments. The Fund may make one or more of the elections applicable to debt securities having market discount, which could affect the character and timing of recognition of income.
A Fund that holds the foregoing kinds of securities may be required to pay out as an income distribution each year an amount, which is greater than the total amount of cash interest the Fund actually received. Such distributions may be made from the cash assets of the Fund or by liquidation of portfolio securities, if necessary (including when it is not advantageous to do so). The Fund may realize gains or losses from such liquidations. In the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution, if any, than they would in the absence of such transactions.
Gain or loss on the sale of securities by the Fund will generally be long-term capital gain or loss if the securities have been held by the Fund for more than one year. Gain or loss on the sale of securities held for one year or less will be short-term capital gain or loss.
The Fund may invest in preferred securities or other securities the federal income tax treatment of which may not be clear or may be subject to recharacterization by the Internal Revenue Service (“IRS”). To the extent the tax treatment of such securities or the income from such securities differs from the tax treatment expected by the Fund, it could affect the timing or character of income recognized by the Fund, potentially requiring the Fund to purchase or sell securities, or otherwise change its portfolio, in order to comply with the tax rules applicable to regulated investment companies under the Code.
The Fund may invest a portion of its net assets in below investment grade securities. Investments in these types of securities may present special tax issues for the Fund. Federal income tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and interest and whether modifications or exchanges of debt obligations in a bankruptcy or workout context are taxable. These and other issues could affect the Fund’s ability to distribute sufficient income to preserve its status as a regulated investment company or to avoid the imposition of U.S. federal income or excise tax.
Fund Distributions
Each Fund anticipates distributing substantially all of its investment company taxable income for each taxable year. Such distributions will be treated as dividends for federal income tax purposes and may be taxable to non-corporate shareholders as long-term capital gains (a “qualified dividend”), provided that certain requirements, as discussed below, are met. Dividends received by corporate shareholders
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and dividends that do not constitute qualified dividends are taxable as ordinary income. The portion of dividends received from a Fund that are qualified dividends generally will be determined on a look-through basis. If the aggregate qualified dividends received by the Fund are less than 95% of the Fund’s gross income (as specially computed), the portion of dividends received from the Fund that constitute qualified dividends will be reported by the Fund and cannot exceed the ratio that the qualified dividends received by the Fund bears to its gross income. If the aggregate qualified dividends received by the Fund equal at least 95% of its gross income, then all of the dividends received from the Fund will constitute qualified dividends.
No dividend will constitute a qualified dividend (1) if it has been paid with respect to any share of stock that the Fund has held for less than 61 days (91 days in the case of certain preferred stock) during the 121-day period (181-day period in the case of certain preferred stock) beginning on the date that is 60 days (90 days in the case of certain preferred stock) before the date on which such share becomes ex-dividend with respect to such dividend, excluding for this purpose, under the rules of Code Section 246(c), any period during which the Fund has an option to sell, is under a contractual obligation to sell, has made and not closed a short sale of, is the grantor of an option to buy, or has otherwise diminished its risk of loss by holding other positions with respect to, such (or substantially identical) stock; (2) if the non-corporate shareholder fails to meet the holding period requirements set forth in (1) with respect to its shares in the Fund to which the dividend is attributable; or (3) to the extent that the Fund (or shareholder, as applicable) is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in property substantially similar or related to stock with respect to which an otherwise qualified dividend is paid.
Qualified dividends are, in general, dividends from taxable U.S. corporations and certain foreign corporations. Dividends from a foreign corporation may be qualified dividends if (1) the stock with respect to which the dividend is paid is readily tradable on an established securities market in the United States, (2) the foreign corporation is incorporated in a possession of the United States or (3) the foreign corporation is eligible for the benefits of a comprehensive income tax treaty with the United States that includes an exchange of information program (and that the Treasury Department determines to be satisfactory for these purposes). The Treasury Department has issued guidance identifying which treaties are satisfactory for these purposes. Notwithstanding the above, dividends received from a foreign corporation that for the taxable year of the corporation in which the dividend was paid, or the preceding taxable year, is a PFIC will not constitute qualified dividends.
Distributions attributable to dividends received by a Fund from domestic corporations will qualify for the 50% dividends-received deduction (“DRD”) for corporate shareholders only to the extent discussed below. Distributions attributable to dividends paid by a foreign corporation, a REIT or a corporation exempt from tax generally do not qualify for the DRD.
Ordinary income dividends paid by a Fund with respect to a taxable year may qualify for the 50% DRD generally available to corporations (other than corporations such as S corporations, which are not eligible for the deduction because of their special characteristics, and other than for purposes of special taxes such as the accumulated earnings tax and the personal holding company tax) to the extent of the amount of dividends received by the Fund from domestic corporations for the taxable year. No DRD will be allowed with respect to any dividend (1) if it has been received with respect to any share of stock that the Fund has held for less than 46 days (91 days in the case of certain preferred stock) during the 91-day period (181-day period in the case of certain preferred stock) beginning on the date that is 45 days (90 days in the case of certain preferred stock) before the date on which such share becomes ex-dividend with respect to such dividend, excluding for this purpose under the rules of Code Section 246(c) any period during which the Fund has an option to sell, is under a contractual obligation to sell, has made and not closed a short sale of, is the grantor of an option to buy, or has otherwise diminished its risk of loss by holding other positions with respect to, such (or substantially identical) stock; (2) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property; or (3) to the extent the stock on which the dividend is paid is treated as debt-financed under the rules of Code Section 246A. Moreover, the DRD for a corporate shareholder may be disallowed or reduced (1) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of the Fund or (2) by application of Code Section 246(b), which in general limits the DRD to 50% of the shareholder’s taxable income (determined without regard to the DRD and certain other items).
If a Fund receives a dividend (other than a capital gain dividend) in respect of any share of REIT stock, then Fund dividends attributable to that REIT dividend income (as reduced by certain Fund expenses) may be reported by the Fund as eligible for the 20% deduction for “qualified REIT dividends” generally available to non-corporate shareholders under the Code. However, a dividend from a Fund may not be treated as a qualified REIT dividend (1) if it has been paid with respect to any share of REIT stock that the Fund has held for less than 46 days during the 91-day period beginning on the date that is 45 days before the date on which such share becomes ex-dividend with respect to such dividend, excluding for this purpose, under the rules of Code Section 246(c), any period during which the Fund has an option to sell, is under a contractual obligation to sell, has made and not closed a short sale of, is the grantor of an option to buy, or has otherwise diminished its risk of loss by holding other positions with respect to, such (or substantially identical) stock; (2) if the non-corporate shareholder fails to meet the holding period requirements set forth in (1) with respect to its shares in the Fund to which the dividend is attributable; or (3) to the extent that the Fund (or shareholder, as applicable) is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in property substantially similar or related to stock with respect to which an otherwise qualified dividend is paid.
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A Fund may either retain or distribute to shareholders its net capital gain for each taxable year. Each Fund currently intends to distribute any such amounts. If net capital gain is distributed and reported as a capital gain dividend, it will be taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held his shares or whether such gain was recognized by the Fund prior to the date on which the shareholder acquired his shares. The Code provides, however, that under certain conditions none of the capital gain recognized upon a Fund’s disposition of domestic qualified “small business” stock will be subject to tax (with certain limitations).
Conversely, if a Fund elects to retain its net capital gain, the Fund will be subject to tax thereon (except to the extent of any available capital loss carryovers) at the corporate tax rates. If a Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders of record on the last day of its taxable year treated as if each received a distribution of his pro rata share of such gain, with the result that each shareholder will be required to report his pro rata share of such gain on his tax return as long-term capital gain, will receive a refundable tax credit for his pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for his shares by an amount equal to the deemed distribution less the tax credit. Organizations or persons not subject to U.S. federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by the Fund upon filing appropriate returns or claims for refund with the IRS.
Distributions by a Fund in excess of its current and accumulated earnings and profits will be treated as a tax-free return of capital to the extent of (and in reduction of) the shareholder’s tax basis in his shares; any excess will be treated as gain from the sale of his shares, as discussed below.
Distributions by a Fund will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund (if that option is available). Distributions reinvested in additional shares of the Fund through the means of a dividend reinvestment service, if available, will be taxable to shareholders acquiring the additional shares to the same extent as if such distributions had been received in cash. In addition, if the NAV at the time a shareholder purchases shares of a Fund reflects undistributed net investment income, recognized net capital gain, or unrealized appreciation in the value of the assets of the Fund, distributions of such amounts will be taxable to the shareholder in the manner described above, although such distributions economically constitute a return of capital to the shareholder.
Ordinarily, shareholders are required to take distributions by a Fund into account in the year in which the distributions are made. However, dividends declared in October, November, or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and paid by a Fund) on December 31 of such calendar year if such dividends are actually paid in January of the following year. In addition, certain other distributions made after the close of the Fund’s taxable year may be “spilled back” and treated as paid by the Fund (except for the purposes of the 4% nondeductible excise tax) during such taxable year. In such case, a shareholder will be treated as having received such dividends in the taxable year in which the distributions were actually made. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year.
Certain U.S. shareholders, including individuals and estates and trusts, are subject to an additional 3.8% Medicare tax on all or a portion of their “net investment income,” which should include dividends from a Fund and net gains from the disposition of shares of a Fund. U.S. shareholders are urged to consult their own tax advisers regarding the implications of the additional Medicare tax resulting from an investment in a Fund.
Each Fund will be required in certain cases to withhold and remit to the U.S. Treasury backup withholding taxes at the applicable rate on distributions paid to any shareholder (1) who has failed to provide a correct taxpayer identification number, (2) who is subject to backup withholding for failure to report the receipt of interest or dividend income properly, or (3) who has failed to certify to the Fund that it is not subject to backup withholding or is an “exempt recipient” (such as a corporation). Amounts withheld under the backup withholding rules will be allowed as a refund or a credit against a shareholder’s U.S. federal income tax liability provided the required information is furnished to the IRS.
Sale of Shares
A shareholder will generally recognize gain or loss on the sale of shares of a Fund in an amount equal to the difference between the proceeds of the sale the shareholder’s adjusted tax basis in the shares. All or a portion of any loss may be disallowed if the shareholder purchases other shares of the same Fund within 30 days before or after the sale. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. In general, any gain or loss arising from (or treated as arising from) the sale of shares of a Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. However, any capital loss arising from the sale of shares held for six months or less will be disallowed to the extent of the amount of exempt-interest dividends received on such shares (unless the loss is with respect to shares of a Fund for which the holding period began after December 22, 2010, and the Fund declares exempt-interest dividends on a daily basis in an amount equal to at least 90% of its net tax-exempt interest and distributes such dividends at least monthly) and (to the extent not disallowed) will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on such shares. For these purposes, the special holding period rules of Code Section 246(c) (discussed above in connection with qualified dividends, qualified REIT dividends and the
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dividends-received deduction) generally will apply in determining the holding period of shares. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a noncorporate taxpayer, $3,000 of ordinary income.
Tax Shelter and Other Reporting Requirements
If a shareholder realizes a loss on the disposition of shares of a Fund of at least $2 million in any single taxable year or at least $4 million in any combination of taxable years for an individual shareholder, or at least $10 million in any single taxable year or at least $20 million in any combination of taxable years for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Shareholders should consult their tax advisers to determine the applicability of this requirement in light of their individual circumstances.
Foreign Taxation
Income received by a Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax treaties and conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of the value of a Fund’s total assets at the close of its taxable year consists of securities of foreign corporations, the Fund may be able to elect to “pass through” to the Fund’s shareholders the amount of eligible foreign income and similar taxes paid by the Fund. If this election is made, a shareholder generally subject to tax will be required to include in gross income (in addition to taxable dividends actually received) his or her pro rata share of the foreign taxes paid by the Fund, and may be entitled either to deduct (as an itemized deduction) his or her pro rata share of foreign taxes in computing his or her taxable income or to use it as a foreign tax credit against his or her U.S. federal income tax liability, subject to certain limitations. In particular, a shareholder must hold his or her shares (without protection from risk of loss) on the ex-dividend date and for at least 15 more days during the 30-day period surrounding the ex-dividend date to be eligible to claim a foreign tax credit with respect to a gain dividend. No deduction for foreign taxes may be claimed by a non-corporate shareholder who does not itemize deductions. Each shareholder will be notified days after the close of the Fund’s taxable year whether the foreign taxes paid by the Fund will “pass through” for that year.
Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder’s U.S. tax attributable to his or her total foreign source taxable income. For this purpose, if the pass-through election is made, the source of the Fund’s income will flow through to shareholders of the Fund. With respect to a Fund, gains from the sale of securities will be treated as derived from U.S. sources and certain currency fluctuation gains, including fluctuation gains from foreign currency-denominated debt securities, receivables and payables will be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income, and to certain other types of income. A shareholder may be unable to claim a credit for the full amount of his or her proportionate share of the foreign taxes paid by the Fund.
Foreign Shareholders
Taxation of a shareholder who, as to the United States, is a nonresident alien individual or foreign corporation (“foreign shareholder”), depends on whether the income from a Fund is “effectively connected” with a U.S. trade or business carried on by such shareholder.
If the income from a Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, subject to the discussion below with respect to “interest-related dividends” and “short-term capital gain dividends,” ordinary income dividends (including dividends that would otherwise be treated as qualified dividends to an applicable non-foreign shareholder) paid to such foreign shareholder would be subject to a 30% U.S. withholding tax (or lower applicable treaty rate) upon the gross amount of the dividend. Such foreign shareholder would generally be exempt from U.S. federal income tax, including withholding tax, on gains realized on the sale of shares of a Fund or capital gain dividends unless the foreign shareholder is a nonresident alien individual present in the United States for a period or periods aggregating 183 days or more during the calendar year.
U.S. withholding tax generally does not apply to amounts properly designated by a Fund as an “interest-related dividend” or a “short-term capital gain dividend.” The aggregate amount treated as an interest-related dividend for a year is limited to the Fund’s qualified net interest income for the year, which is the excess of the sum of the Fund’s qualified interest income (generally, its U.S.-source interest income) over the deductions properly allocable to such income. The aggregate amount treated as a “short-term capital gain dividend” is limited to the excess of the Fund’s net short-term capital gain over its net long-term capital loss. In order to qualify for this exemption from withholding, a foreign investor needs to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN, W-8BEN-E or substitute Form). In the case of shares held through an intermediary, the intermediary may withhold even if the Fund reported the payment as qualified net interest income or qualified short-term capital gain. Foreign investors should contact their intermediaries with respect to the application of these rules to their accounts.
If the income from a Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then any dividends, and any gains realized upon the sale of shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S.
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citizens or domestic corporations, and, if the foreign shareholder is a corporation, the shareholder may be subject to an additional “branch profits tax” imposed at the rate of 30% (or lower applicable treaty rate).
In the case of foreign noncorporate shareholders, a Fund may be required to withhold backup withholding taxes at the applicable rate on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholders furnish the Fund with proper notification of their foreign status.
Special rules may apply to a foreign shareholder receiving a Fund distribution if at least 50% of the Fund’s assets consist of interests in U.S. real property interests, including certain REITs and U.S. real property holding corporations (as defined in the Code and Treasury Regulations). Fund distributions that are attributable to gain from the disposition of a U.S. real property interest will be taxable as ordinary dividends and subject to withholding at a 30% or lower treaty rate if the foreign shareholder held no more than 5% of the Fund's shares at any time during the one-year period ending on the date of the distribution. If the foreign shareholder held at least 5% of the Fund's shares, the distribution would be treated as income effectively connected with a trade or business within the U.S. and the foreign shareholder would be subject to withholding tax at a rate of 21% and would generally be required to file a U.S. federal income tax return. Similar consequences would generally apply to a foreign shareholder's gain on the sale of Fund shares unless the Fund is domestically controlled (meaning that more than 50% of the value of the Fund's shares is held by U.S. shareholders) or the foreign shareholder owns no more than 5% of the Fund's shares at any time during the five-year period ending on the date of sale. Finally, a domestically controlled Fund may be required to recognize a portion of its gain on the in-kind distribution of certain U.S. real property interests. Foreign shareholders are urged to consult their own tax advisors concerning the particular tax consequences to them of an investment in the Fund.
Under the “Foreign Account Tax Compliance Act” and existing guidance thereunder, commonly known as “FATCA,” a 30% withholding tax on dividends paid by the Fund generally applies if paid to a foreign entity unless: (i) if the foreign entity is a “foreign financial institution” as defined under FATCA, the foreign entity undertakes certain due diligence, reporting, withholding, and certification obligations, (ii) if the foreign entity is not a “foreign financial institution,” it identifies certain of its U.S. investors or (iii) the foreign entity is otherwise excepted under FATCA. If withholding is required under FATCA on a payment related to any Fund distribution, investors that otherwise would not be subject to withholding (or that otherwise would be entitled to a reduced rate of withholding) on such payment generally will be required to seek a refund or credit from the IRS to obtain the benefit of such exemption or reduction. An intergovernmental agreement between the United States and an applicable foreign country, or future Treasury regulations or other guidance, may modify the foregoing requirements. The Funds will not pay any additional amounts in respect of amounts withheld under FATCA. Each investor should consult its tax adviser regarding the effect of FATCA based on its individual circumstances.
The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty might be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund, including the applicability of foreign taxes.
Cost Basis Reporting
A Fund is generally required by law to report to shareholders and the IRS on Form 1099-B “cost basis” information for shares of the Fund acquired on or after January 1, 2012, and sold or redeemed after that date. Upon a disposition of such shares, a Fund will be required to report the adjusted cost basis, the gross proceeds from the disposition, and the character of realized gains or losses attributable to such shares. These requirements do not apply to investments through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement plan. The “cost basis” of a share is generally its purchase price adjusted for returns of capital, and other corporate actions. “Cost basis” is used to determine whether a sale or other disposition of the shares results in a gain or loss.
The Fund will permit shareholders to elect among several IRS-accepted cost basis methods to determine the cost basis in their shares. If a shareholder does not affirmatively elect a cost basis method, then the Fund’s default cost basis calculation method, which is currently the average cost method, will be applied to their account. The cost basis method elected or applied may not be changed after the settlement date of a sale of shares.
If a shareholder holds shares through a broker, the shareholder should contact that broker with respect to the reporting of cost basis information.
Shareholders are urged to consult their tax advisers regarding specific questions with respect to the application of the new cost basis reporting rules and, in particular, which cost basis calculation method to elect.
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Effect of Future Legislation, Foreign, State and Local Tax Considerations
The foregoing general discussion of U.S. federal income and excise tax consequences is based on the Code and the Treasury Regulations issued thereunder as in effect on the date of this SAI. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein and any such changes or decisions may have a retroactive effect.
Rules of foreign, state and local taxation of ordinary income dividends, qualified dividends, exempt-interest dividends and capital gain dividends from regulated investment companies may differ from the rules for U.S. federal income taxation described above. Shareholders are urged to consult their tax advisers as to the consequences of these and other foreign, state and local tax rules affecting an investment in a Fund.
ADDITIONAL INFORMATION
Description of Shares
As a Delaware statutory trust, the Trust need not hold regular annual shareholder meetings and, in the normal course, does not expect to hold such meetings. The Trust, however, must hold shareholder meetings for such purposes as, for example: (1) approving certain agreements as required by the 1940 Act; (2) changing fundamental investment objectives, policies, and restrictions of the Funds; and (3) filling vacancies on the Board of Trustees of the Trust in the event that less than a majority of the Trustees were elected by shareholders. Under the Trust’s Second Amended and Restated Agreement and Declaration of Trust dated February 26, 2019 (“Declaration of Trust”), each Trustee will continue in office until the termination of the Trust or his/her earlier death, incapacity, resignation, or removal. Vacancies may be filled by a majority of the remaining Trustees, except insofar as the 1940 Act may require the election by shareholders. Therefore, the Trust expects that there will be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders or unless matters arise requiring a vote of shareholders under the Declaration of Trust or the 1940 Act. At such time, the Trustees then in office will call a shareholders meeting. In addition, holders of record of not less than two-thirds of the outstanding shares of the Trust may remove a Trustee from office by a vote cast in person or by proxy at a shareholder meeting called for that purpose at the request of holders of 10% or more of the outstanding shares of the Trust. The Funds have the obligation to assist in such shareholder communications. Except as set forth above, Trustees will continue in office and may appoint successor Trustees.
The Declaration of Trust authorizes the Trustees to issue an unlimited number of shares, which are units of beneficial interest, with no par value. The Declaration of Trust authorizes the Trustees to divide or re-divide any unissued shares of the Trust into one or more additional series by setting or changing in any one or more aspects their respective preferences, conversion, or other rights, voting power, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption.
Shares have no subscription or preemptive rights and only such conversion or exchange rights as the Trustees may grant in their discretion. When issued for payment as described in the Prospectus and this SAI, the Trust’s shares will be fully paid and non-assessable. In the event of a liquidation or dissolution of the Trust, shares of a Fund are entitled to receive the assets available for distribution belonging to the Fund, and a proportionate distribution, based upon the relative asset values of the respective series, of any general assets not belonging to any particular series that are available for distribution. The Board may classify and reclassify the shares of a Fund into classes of shares at a future date.
Fund shareholders are entitled to one vote per share (with proportional voting for fractional shares) on such matters as shareholders are entitled to vote (“share-based voting”). Alternatively (except where the 1940 Act requires share-based voting), the Trustees in their discretion may determine that shareholders are entitled to one vote per dollar of NAV (with proportional voting for fractional dollar amounts). Shareholders of all series and classes will vote together as a single class on all matters except (1) when required by the 1940 Act or when the Trustees have determined that a matter affects one or more series or classes materially differently, shares shall be voted by individual series or class; and (2) when the Trustees have determined that the matter affects only the interests of a particular series or class, then only shareholders of such series or class shall be entitled to vote thereon.
There will normally be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees have been elected by the shareholders, at which time the Trustees then in office will call a shareholders’ meeting for the election of Trustees. A meeting shall be held for such purpose upon the written request of the holders of not less than one third of the outstanding shares. Upon written request by ten or more shareholders of record meeting the qualifications of Section 16(c) of the 1940 Act, (i.e., persons who have been shareholders of record for at least six months, and who hold shares having an NAV of at least $25,000 or constituting 1% of the outstanding shares, whichever is less) stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a Trustee, the Trust will provide a list of shareholders or disseminate appropriate materials (at the expense of the requesting shareholders). Except as set forth above, the Trustees shall continue to hold office and may appoint their successors.
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The Declaration of Trust permits the Trustees to take certain actions without obtaining shareholder approval, if the Trustees determine that doing so would be in the best interests of shareholders. These actions include: (a) reorganizing a Fund with another investment company or another series of the Trust; (b) liquidating a Fund; (c) restructuring a Fund into a “master/feeder” structure, in which a Fund (the “feeder”) would invest all of its assets in a separate “master” fund; and (d) amending the Declaration of Trust, unless shareholder consent is required by law.
Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares, as defined under the 1940 Act, of the series affected by the matter. For purposes of determining whether the approval of a majority of the outstanding shares of a Fund will be required in connection with a matter, a Fund will be deemed to be affected by a matter unless it is clear that the interests of the Fund and any other series in the matter are identical, or that the matter does not affect any interest of other series of the Trust. Under Rule 18f-2, the approval of an investment advisory agreement or any change in investment policy would be effectively acted upon with respect to a Fund only if approved by a majority of the outstanding shares of the Fund. However, Rule 18f-2 also provides that the ratification of independent accountants, the approval of principal underwriting contracts, and the election of Trustees may be effectively acted upon by shareholders of the Trust voting without regard to series.
Shareholder and Trustee Liability
The Delaware Statutory Trust Act provides that a shareholder of a Delaware statutory trust shall be entitled to the same limitation of personal liability extended to shareholders of Delaware corporations and the Declaration of Trust provides that shareholders of the Trust shall not be liable for the obligations of the Trust. The Declaration of Trust also provides for indemnification out of the trust property of any shareholder held personally liable solely by reason of his or her being or having been a shareholder. The risk of a shareholder incurring financial loss on account of shareholder liability is considered to be extremely remote.
The Declaration of Trust states further that to the fullest extent permitted by Delaware law, no Trustee or officer of the Trust shall be personally liable in connection with the administration or preservation of the assets of the Funds or the conduct of the Trust’s business; nor shall any Trustee, officer, or agent be personally liable to any person for any action or failure to act except for his own bad faith, willful misfeasance, gross negligence, or reckless disregard of his duties. The Declaration of Trust also provides that all persons having any claim against the Trustees or the Trust shall look solely to the assets of the Trust for payment.
Derivative Actions Brought by Shareholders
Pursuant to the Declaration of Trust, a shareholder may bring a derivative action on behalf of the Trust only if the shareholder or shareholders first make a pre-suit demand upon the Trustees to bring the subject action unless an effort to cause the Trustees to bring such action is excused. A demand on the Trustees shall only be excused if a majority of the Board, or a majority of any committee established to consider the merits of such action, has a personal financial interest in the action at issue. A Trustee shall not be deemed to have a personal financial interest in an action or otherwise be disqualified from ruling on a shareholder demand by virtue of the fact that such Trustee receives remuneration from his service on the Board or on the boards of one or more investment companies managed by the Adviser or that share the same principal underwriter. For purposes of this requirement, the Board may designate a committee of one Trustee to consider a shareholder demand if necessary to create a committee with a majority of Trustees who do not have a personal financial interest in the transaction at issue.
Disclosure of Portfolio Holdings
The Board has adopted policies and procedures with respect to the disclosure of each Fund’s portfolio holdings by the Fund, the Adviser, or their affiliates. These policies and procedures provide that each Fund’s portfolio holdings information generally may not be disclosed to any party prior to the information becoming public. Certain limited exceptions are described below. These policies and procedures apply to disclosures to all categories of persons, including individual investors, institutional investors, intermediaries who sell shares of a Fund, third parties providing services to the Funds (accounting agent, print vendors, etc.), rating and ranking organizations (Lipper, Morningstar, etc.) and affiliated persons of the Funds.
The Trust’s Chief Compliance Officer is responsible for monitoring each Fund’s compliance with these policies and procedures, and for providing regular reports (at least annually) to the Board regarding the adequacy and effectiveness of the policy and recommend changes, if necessary.
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Public Disclosure
Each business day, each Fund’s portfolio holdings information will generally be provided for dissemination through the facilities of the National Securities Clearing Corporation (“NSCC”) and/or other fee-based subscription services to NSCC members and/or subscribers to those other fee-based subscription services, including Authorized Participants (as defined below), and to entities that publish and/or analyze such information in connection with the process of purchasing or redeeming Creation Units or trading shares of each Fund in the secondary market. This information typically reflects the Fund’s anticipated holdings on the current business day.
For in-kind creations, a basket composition file, which includes the names and quantities of Deposit Securities to deliver in exchange for a Creation Unit of shares, together with an estimated Cash Component for the current business day, will be publicly disseminated daily prior to the opening of the Exchange via the NSCC. The basket represents one Creation Unit of a Fund. The Trust and the Adviser will not disseminate non-public information concerning a Fund’s portfolio holdings. However, access to information concerning a Fund’s portfolio holdings may be permitted to personnel of third party service providers, including a Fund’s custodian, transfer agent, auditors, and counsel, as may be necessary to conduct business in the ordinary course in a manner consistent with such service providers’ agreements with the Trust on behalf of a Fund. From time to time, information concerning portfolio holdings other than portfolio holding information made available in connection with the Creation Unit process, as discussed above, may be provided to other entities that provide services to the Funds, including rating or raking organizations, in the ordinary course of business, no earlier than one business day following the date of the information.
The Funds also disclose their complete portfolio holdings in its annual and semiannual reports to shareholders, which are sent to shareholders no later than 60 days after the relevant fiscal period (June 30th and December 31st, respectively) and are available on the Funds’ website, VictorySharesLiterature.com. The Funds also file their complete portfolio holdings with the SEC for the first and third fiscal quarters on Form N-PORT. You can find these filings on the SEC’s website, www.sec.gov.
Non-Public Disclosures
The Adviser may authorize the disclosure of non-public portfolio holdings information under certain limited circumstances. The Funds’ policies provide that non-public disclosures of a Fund’s portfolio holdings may only be made if: (i) the Fund has a “legitimate business purpose” (as determined by the President of the Trust) for making such disclosure; and (ii) the party receiving the non-public information enters into a confidentiality agreement, which includes a duty not to trade on the non-public information and describes any compensation to be paid to the Fund or any “affiliated person” of the Adviser or Distributor, including any arrangement to maintain assets in the Fund or in other investment companies or accounts managed by the Adviser or by any “affiliated person” of the Adviser or Distributor.
The Adviser will consider any actual or potential conflicts of interest between the Adviser and a Fund’s shareholders and will act in the best interest of the Fund’s shareholders with respect to any such disclosure of portfolio holdings information. If a potential conflict can be resolved in a manner that does not present detrimental effects to Fund shareholders, the Adviser may authorize release of portfolio holdings information. Conversely, if the potential conflict cannot be resolved in a manner that does not present detrimental effects to Fund shareholders, the Adviser will not authorize such release.
Expenses
Unless agreed upon otherwise with a third party, all expenses incurred in administration of the Funds will be charged to a particular Fund, including investment management fees; fees and expenses of the Board; interest charges; taxes; brokerage commissions; expenses of valuing assets; expenses of continuing registration and qualification of the Funds and the shares under federal and state law; share issuance expenses; fees and disbursements of independent accountants and legal counsel; fees and expenses of custodians, including, transfer agents and shareholder account servicing organizations; expenses of preparing, printing and mailing prospectuses, reports, proxies, notices and statements sent to shareholders; expenses of shareholder meetings; costs of investing in underlying funds; and insurance premiums. The Funds are also liable for nonrecurring expenses, including litigation to which they may from time to time be a party. Expenses incurred for the operation of a particular Fund, including the expenses of communications with its shareholders, are paid by that Fund.
Legal Counsel
Sidley Austin LLP, 787 Seventh Avenue, New York, New York 10019, serves as counsel to the Trust.
Independent Registered Public Accounting Firm
Cohen & Company, Ltd., serves as the independent registered public accounting firm for the Funds.
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Miscellaneous
As used in the Prospectuses and in this SAI, “assets belonging to a fund” (or “assets belonging to the Fund”) means the consideration received by the Trust upon the issuance or sale of shares of a Fund, together with all income, earnings, profits and proceeds derived from the investment thereof, including any proceeds from the sale, exchange, or liquidation of such investments and any funds or payments derived from any reinvestment of such proceeds and any general assets of the Trust, which general liabilities and expenses are not readily identified as belonging to a particular series that are allocated to that series by the Trustees. The Trustees may allocate such general assets in any manner they deem fair and equitable. It is anticipated that the factor that will be used by the Trustees in making allocations of general assets to a particular series will be the relative NAV of each respective series at the time of allocation. Assets belonging to a particular series are charged with the direct liabilities and expenses in respect of that series and with a share of the general liabilities and expenses of each of the series not readily identified as belonging to a particular series, which are allocated to each series in accordance with its proportionate share of the NAVs of the Trust at the time of allocation. The timing of allocations of general assets and general liabilities and expenses of the Trust to a particular series will be determined by the Trustees and will be in accordance with generally accepted accounting principles. Determinations by the Trustees as to the timing of the allocation of general liabilities and expenses and as to the timing and allocable portion of any general assets with respect to a particular series are conclusive.
As used in the Prospectuses and in this SAI, a “vote of a majority of the outstanding shares” of the Fund means the affirmative vote of the lesser of (a) 67% or more of the shares of the Fund present at a meeting at which the holders of more than 50% of the outstanding shares of the Fund are represented in person or by proxy, or (b) more than 50% of the outstanding shares of the Fund.
Each Prospectus and this SAI are not an offering of the securities described in these documents in any state in which such offering may not lawfully be made. No salesperson, dealer, or other person is authorized to give any information or make any representation other than those contained in a Prospectus and this SAI.
While this SAI and each Prospectus describe pertinent information about the Trust and the Funds, neither this SAI nor any Prospectus represents a contract between the Trust or a Fund and any shareholder.
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APPENDIX A
Description of Security Ratings
Set forth below are descriptions of the relevant ratings of some of the NRSROs. These NRSROs and the descriptions of the ratings are as of the date of this SAI and may subsequently change.
Ratings represent a rating agency’s opinion regarding the quality of the security and are not a guarantee of quality. In addition, rating agencies may fail to make timely changes to credit ratings in response to subsequent events and a rating may become stale in that it fails to reflect changes in an issuer’s financial condition.
Moody’s Investors Service, Inc. (“Moody’s”)
Global Long-Term Ratings. Ratings assigned on Moody’s global long-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Moody’s defines credit risk as the risk that an entity may not meet its contractual financial obligations as they come due and any estimated financial loss in the event of default or impairment. The contractual financial obligations addressed by Moody’s ratings are those that call for, without regard to enforceability, the payment of an ascertainable amount, which may vary based upon standard sources of variation (e.g., floating interest rates), by an ascertainable date. Moody’s rating addresses the issuer’s ability to obtain cash sufficient to service the obligation, and its willingness to pay. Moody’s ratings do not address non-standard sources of variation in the amount of the principal obligation (e.g., equity indexed), absent an express statement to the contrary in a press release accompanying an initial rating. Long-term ratings are assigned to issuers or obligations with an original maturity of 11 months or more and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment. The following describes the global long- term ratings by Moody’s.
Aaa — Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.
Aa — Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.
A — Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.
Baa — Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.
Ba — Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.
B — Obligations rated B are considered speculative and are subject to high credit risk.
Caa — Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.
Ca — Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.
C — Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.
Medium-Term Note Program Ratings. Moody’s assigns provisional ratings to medium-term note (MTN) or similar programs and definitive ratings to the individual debt securities issued from them (referred to as drawdowns or notes). MTN program ratings are intended to reflect the ratings likely to be assigned to drawdowns issued from the program with the specified priority of claim (e.g. senior or subordinated). To capture the contingent nature of a program rating, Moody’s assigns provisional ratings to MTN programs. A provisional rating is denoted by a (P) in front of the rating.
The rating assigned to a drawdown from a rated MTN or bank/deposit note program is definitive in nature, and may differ from the program rating if the drawdown is exposed to additional credit risks besides the issuer’s default, such as links to the defaults of other issuers, or has other structural features that warrant a different rating. In some circumstances, no rating may be assigned to a drawdown.
Moody’s encourages market participants to contact Moody’s Ratings Desks or visit moodys.com directly if they have questions regarding ratings for specific notes issued under a medium-term note program. Unrated notes issued under an MTN program may be assigned an NR (not rated) symbol.
Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and
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the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.
Global Short-Term Ratings. Ratings assigned on Moody’s global short-term rating scales are forward-looking opinions of the relative credit risk of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Short-term ratings are assigned to obligations with an original maturity of 13 months or less and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment.
Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:
P-1. — Ratings of Prime-1 reflect a superior ability to repay short-term obligations.
P-2. — Ratings of Prime-2 reflect a strong ability to repay short-term obligations.
P-3. — Ratings of Prime-3 reflect an acceptable ability to repay short-term obligations.
NP. — Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.
Speculative Grade Liquidity Ratings. Moody’s Speculative Grade Liquidity Ratings are opinions of an issuer’s relative ability to generate cash from internal resources and the availability of external sources of committed financing, in relation to its cash obligations over the coming 12 months. Speculative Grade Liquidity Ratings will consider the likelihood that committed sources of financing will remain available. Other forms of liquidity support will be evaluated and consideration will be given to the likelihood that these sources will be available during the coming 12 months. Speculative Grade Liquidity Ratings are assigned to speculative grade issuers that are by definition Not Prime issuers.
SGL-1 — Issuers rated SGL-1 possess very good liquidity. They are most likely to have the capacity to meet their obligations over the coming 12 months through internal resources without relying on external sources of committed financing.
SGL-2 — Issuers rated SGL-2 possess good liquidity. They are likely to meet their obligations over the coming 12 months through internal resources but may rely on external sources of committed financing. The issuer’s ability to access committed sources of financing is highly likely based on Moody’s evaluation of near-term covenant compliance.
SGL-3 — Issuers rated SGL-3 possess adequate liquidity. They are expected to rely on external sources of committed financing. Based on its evaluation of near-term covenant compliance, Moody’s believes there is only a modest cushion, and the issuer may require covenant relief in order to maintain orderly access to funding lines.
SGL-4 — Issuers rated SGL-4 possess weak liquidity. They rely on external sources of financing and the availability of that financing is, in Moody’s opinion, highly uncertain.
U.S. Municipal Short-Term Debt and Demand Obligation Ratings. Moody’s uses the global short-term Prime rating scale for commercial paper issued by U.S. municipalities and nonprofits. These commercial paper programs may be backed by external letters of credit or liquidity facilities, or by an issuer’s self-liquidity. For other short-term municipal obligations, Moody’s uses one of two other short-term rating scales the Municipal Investment Grade (MIG) and Variable Municipal Investment Grade (VMIG) scales discussed below.
The MIG scale is used for U.S. municipal cash flow notes, bond anticipation notes and certain other short-term obligations, which typically mature in three years or less. Under certain circumstances, the MIG scale is used for bond anticipation notes with maturities of up to five years.
MIG-1. This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.
MIG-2. This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.
MIG-3. This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.
SG. This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.
VMIG Ratings. In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned. The components are a long-term rating and a short-term demand obligation rating. The long-term rating addresses the issuer’s ability to meet scheduled
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principal and interest payments. The short-term demand obligation rating addresses the ability of the issuer or the liquidity provider to make payments associated with the purchase-price-upon-demand feature (“demand feature”) of the VRDO. The short-term demand obligation rating uses the VMIG scale. VMIG ratings with liquidity support use as an input the short-term Counterparty Risk Assessment of the support provider, or the long-term rating of the underlying obligor in the absence of third-party liquidity support. Transitions of VMIG ratings of demand obligations with conditional liquidity support differ from transitions on the Prime scale to reflect the risk that external liquidity support will terminate if the issuer’s long-term rating drops below investment grade.
For VRDOs, Moody’s typically assigns the VMIG short-term demand obligation rating if the frequency of the demand feature is less than every three years. If the frequency of the demand feature is less than three years but the purchase price is payable only with remarketing proceeds, the short-term demand obligation rating is “NR.”
Industrial development bonds in the United States where the obligor is a corporate may carry a VMIG rating that reflects Moody’s view of the relative likelihood of default and loss. In these cases, liquidity assessment is based on the liquidity of the corporate obligor.
VMIG-1. This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections.
VMIG-2. This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections.
VMIG-3. This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections.
SG. This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have a sufficiently strong short-term rating or may lack the structural or legal protections.
S&P Global Ratings
An S&P Global Ratings issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P Global Ratings’ view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and this opinion may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.
Issue credit ratings can be either long-term or short-term. Short-term issue credit ratings are generally assigned to those obligations considered short-term in the relevant market, typically with an original maturity of no more than 365 days. Short-term issue credit ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. S&P Global Ratings would typically assign a long-term issue credit rating to an obligation with an original maturity of greater than 365 days. However, the ratings assigned by S&P Global Ratings to certain instruments may diverge from these guidelines based on market practices. Medium-term notes are assigned long-term ratings.
Long-Term Issue Credit Ratings. Issue credit ratings are based, in varying degrees, on S&P Global Ratings analysis of the following considerations:
• The likelihood of payment—the capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;
• The nature of and provisions of the financial obligation, and the promise imputed by S&P Global Ratings; and
• The protection afforded by, and relative position of, the financial obligation in the event of a bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.
An issue rating is an assessment of default risk but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)
AAA — An obligation rated ‘AAA’ has the highest rating assigned by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.
AA — An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.
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A — An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitments on the obligation is still strong.
BBB — An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.
BB, B, CCC, CC, and C — Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.
BB — An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation.
B — An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments on the obligation.
CCC — An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.
CC — An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred, but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.
C — An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.
D — An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within the next five business days in the absence of a stated grace period or within the earlier of the stated grace period or the next 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to ‘D’ if it is subject to a distressed debt restructuring.
NR — This indicates that a rating has not been assigned or is no longer assigned.
Plus (+) or minus (-) — Ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.
Short-Term Issue Credit Ratings. The following describes S&P Global Ratings’ short-term issue credit ratings.
A-1 — A short-term obligation rated ‘A-1’ is rated in the highest category by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitments on these obligations is extremely strong.
A-2 — A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitments on the obligation is satisfactory.
A-3 — A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken an obligor’s capacity to meet its financial commitment on the obligation.
B — A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitments.
C — A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.
D — A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such
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payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to ‘D’ if it is subject to a distressed debt restructuring.
Municipal Short-Term Note Ratings. The following describes Standard & Poor’s Municipal Short-Term Note Ratings.
An S&P Global Ratings U.S. municipal note rating reflects S&P Global Ratings’ opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P Global Ratings’ analysis will review the following considerations:
• Amortization schedule — the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and
• Source of payment — the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.
SP-1. Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.
SP-2. Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.
SP-3. Speculative capacity to pay principal and interest.
D. Assigned upon failure to pay the note when due, completion of a distressed debt restructuring, or the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.
Active Qualifiers
S&P Global Ratings uses the following qualifiers that limit the scope of a rating. The structure of the transaction can require the use of a qualifier such as a ‘p’ qualifier, which indicates the rating addresses the principal portion of the obligation only. A qualifier appears as a suffix and is part of the rating.
Federal deposit insurance limit: ‘L’ qualifier — Ratings qualified with ‘L’ apply only to amounts invested up to federal deposit insurance limits.
Principal: ‘p’ qualifier — This suffix is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The ‘p’ suffix indicates that the rating addresses the principal portion of the obligation only and that the interest is not rated.
Preliminary ratings: ‘prelim’ qualifier — Preliminary ratings, with the ‘prelim’ suffix, may be assigned to obligors or obligations, including financial programs, in the circumstances described below. Assignment of a final rating is conditional on the receipt by S&P Global Ratings of appropriate documentation. S&P Global Ratings reserves the right not to issue a final rating. Moreover, if a final rating is issued, it may differ from the preliminary rating.
• Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions.
• Preliminary ratings may be assigned to obligations that will likely be issued upon the obligor’s emergence from bankruptcy or similar reorganization, based on late-stage reorganization plans, documentation, and discussions with the obligor. Preliminary ratings may also be assigned to the obligors. These ratings consider the anticipated general credit quality of the reorganized or post-bankruptcy issuer as well as attributes of the anticipated obligation(s).
• Preliminary ratings may be assigned to entities that are being formed or that are in the process of being independently established when, in S&P Global Ratings’ opinion, documentation is close to final. Preliminary ratings may also be assigned to the obligations of these entities.
• Preliminary ratings may be assigned when a previously unrated entity is undergoing a well-formulated restructuring, recapitalization, significant financing, or other transformative event, generally at the point that investor or lender commitments are invited. The preliminary rating may be assigned to the entity and to its proposed obligation(s). These preliminary ratings
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consider the anticipated general credit quality of the obligor, as well as attributes of the anticipated obligation(s), assuming successful completion of the transformative event. Should the transformative event not occur, S&P Global Ratings would likely withdraw these preliminary ratings.
• A preliminary recovery rating may be assigned to an obligation that has a preliminary issue credit rating.
Termination structures: ‘t’ qualifier — This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.
Counterparty instrument rating: ‘cir’ qualifier — This symbol indicates a counterparty instrument rating (CIR), which is a forward-looking opinion about the creditworthiness of an issuer in a securitization structure with respect to a specific financial obligation to a counterparty (including interest rate swaps, currency swaps, and liquidity facilities). The CIR is determined on an ultimate payment basis; these opinions do not take into account timeliness of payment.
Fitch Ratings, Inc. (“Fitch”)
International Long-Term Ratings
Investment Grade
AAA — Highest credit quality. ‘AAA’ ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.
AA — Very high credit quality. ‘AA’ ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.
A — High credit quality. ‘A’ ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.
BBB — Good credit quality. ‘BBB’ ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.
Speculative Grade
BB — Speculative. ‘BB’ ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists that supports the servicing of financial commitments.
B — Highly speculative. ‘B’ ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.
CCC — Substantial credit risk. Very low margin for safety. Default is a real possibility.
CC — Very high levels of credit risk. Default of some kind appears probable.
C — Near default. A default or default-like process has begun, or the issuer is in standstill, or for a closed funding vehicle, payment capacity is irrevocably impaired. Conditions that are indicative of a ‘C’ category rating for an issuer include:
• The issuer has entered into a grace or cure period following non-payment of a material financial obligation;
• The issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation;
• The formal announcement by the issuer or their agent of a distressed debt exchange;
• A closed financing vehicle where payment capacity is irrevocably impaired such that it is not expected to pay interest and/or principal in full during the life of the transaction, but where no payment default is imminent.
RD — Restricted default. ‘RD’ ratings indicate an issuer that in Fitch’s opinion has experienced:
• An uncured payment default or distressed debt exchange on a bond, loan, or other material financial obligation but
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• Has not entered into bankruptcy filings, administration, receivership, liquidation, or other formal winding-up procedure, and
• Has not otherwise ceased operating. This would include:
• The selective payment default on a specific class or currency of debt;
• The uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;
• The extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; or ordinary execution of a distressed debt exchange on one or more material financial obligations.
D — Default. ‘D’ ratings indicate an issuer that in Fitch’s opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure or that has otherwise ceased business.
Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange.
Imminent default, categorized under ‘C,’ typically refers to the occasion where a payment default has been intimated by the issuer and is all but inevitable. This may, for example, be where an issuer has missed a scheduled payment, but (as is typical) has a grace period during which it may cure the payment default. Another alternative would be where an issuer has formally announced a distressed debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.
In all cases, the assignment of a default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings, and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice.
International Short-Term Ratings. The following describes Fitch’s two highest short-term ratings:
F1. Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.
F2. Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.
Notes to Long- and Short-term ratings:
The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to ‘AAA’ ratings and ratings below the ‘CCC’ category. For the short-term rating category of ‘F1,’ a ‘+’ may be appended.
Withdrawn —The rating has been withdrawn and the issue or issuer is no longer rated by Fitch. Ratings that have been withdrawn will be indicated by the symbol ‘WD.’
Rating Watch — Rating Watches indicate that there is a heightened probability of a rating change and the likely direction of such a change. These are designated as “Positive,” indicating that a rating could stay at its present level or potentially be upgraded, “Negative,” to indicate that the rating could stay at its present level or potentially be downgraded, or “Evolving” if ratings may be raised, lowered, or affirmed. However, ratings can be raised or lowered without being placed on Rating Watch first.
A Rating Watch is typically event-driven and, as such, it is generally resolved over a relatively short period. The event driving the Watch may be either anticipated or have already occurred, but in both cases, the exact rating implications remain undetermined. The Watch period is typically used to gather further information and/or subject the information to further analysis. A Rating Watch must be reviewed and a RAC be published every six months after a rating has been placed on Rating Watch, except in the case described below.
Additionally, a Watch may be used where the rating implications are already clear, but where they remain contingent upon an event (e.g. shareholder or regulatory approval). The Watch will typically extend to cover the period until the event is resolved or its outcome is predictable with a high enough degree of certainty to permit resolution of the Watch. In these cases, where it has previously been communicated within the RAC that the Rating Watch will be resolved upon an event and where there are no material changes to the respective rating up to the event, the Rating Watch may not be reviewed within the six months interval. In any case, the affected ratings (and the Rating Watch) will remain subject to an annual review cycle.
Rating Outlook — Outlooks indicate the direction a rating is likely to move over a one- to two-year period. They reflect financial or other trends that have not yet reached or been sustained the level that would cause a rating action, but which may do so if such trends continue. A Positive Rating Outlook indicates an upward trend on the rating scale. Conversely, a Negative Rating Outlook signals a
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negative trend on the rating scale. Positive or Negative Rating Outlooks do not imply that a rating change is inevitable, and similarly, ratings with Stable Outlooks can be raised or lowered without a prior revision to the Outlook. Occasionally, where the fundamental trend has strong, conflicting elements of both positive and negative, the Rating Outlook may be described as “Evolving.”
Outlooks are currently applied on the long-term scale to certain issuer ratings in corporate finance (including sovereigns, industrials, utilities, financial institutions and insurance companies) and to both issuer ratings and obligations ratings in public finance in the United States; to issues in infrastructure and project finance; to Insurer Financial Strength Ratings; to issuer and/or issue ratings in a number of National Rating scales; and to the ratings of structured finance transactions and covered bonds. Outlooks are not applied to ratings assigned on the short-term scale. For financial institutions, Outlooks are not assigned to Viability Ratings, Support Ratings and Support Rating Floors. Derivative counterparty ratings are also not assigned Outlooks.
Ratings in the ‘CCC,’ ‘CC,’ and ‘C’ categories typically do not carry Outlooks since the volatility of these ratings is very high and outlooks would be of limited informational value. Defaulted ratings do not carry Outlooks.
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VICTORYSHARES
STATEMENT OF ADDITIONAL INFORMATION
November 1, 2023

VictoryShares Core Plus Intermediate Bond ETF (formerly, VictoryShares ESG Core Plus Bond ETF)	UBND
VictoryShares Corporate Bond ETF (formerly, VictoryShares ESG Corporate Bond ETF)	UCRD
VictoryShares THB Mid Cap ESG ETF	MDCP
(each a “Fund” and together, the “Funds”)
Each Fund is a series of Victory Portfolios II (the “Trust”)
Listed and traded on:
The Nasdaq Stock Market LLC
This Statement of Additional Information (“SAI”) is not a prospectus and should be read in conjunction with each Fund’s prospectus, dated November 1, 2023, as it may be amended or supplemented from time to time (each, a “Prospectus”). This SAI is incorporated by reference in its entirety into each Prospectus. Copies of the Prospectus of each Fund can be obtained without charge upon request made to Victory Funds, P.O. Box 182593, Columbus, OH 43218-2593, at VictorySharesLiterature.com or by calling toll free 1-866-376-7890.
The financial statements for each Fund and the Independent Registered Public Accounting Firm's Report thereon for the fiscal year ended June 30, 2023, are included in the respective Fund's annual report to shareholders of that date and are incorporated herein by reference. The annual report to shareholders is available, without charge, on the Fund’s website at VictorySharesLiterature.com or by writing to the address or calling the Trust at the above address or toll-free phone number.

GENERAL INFORMATION
The Funds are each diversified series of the Trust (formerly named “Compass EMP Funds Trust”), a Delaware statutory trust organized on April 11, 2012. The Trust is registered as an open-end management investment company. The Trust currently consists of 26 series of beneficial interests (“shares”). This SAI relates to the shares of three series of the Trust (each a "Fund," and collectively, the "Funds").
Victory Capital Management Inc. (the “Adviser” or “Victory Capital”) is the Funds’ investment adviser. Each Fund’s investment objective(s), restrictions and policies are more fully described below and in the Fund’s Prospectus. The Trust’s Board of Trustees (the “Board” or “Trustees”) may organize and offer shares of a new fund or liquidate a Fund at any time.
Much of the information contained in this SAI expands on subjects discussed in each Fund’s Prospectus. Capitalized terms not defined herein are used as defined in the Prospectuses. No investment in shares of a Fund should be made without first reading that Fund’s Prospectus.
For purposes of this SAI, the VictoryShares Core Plus Intermediate Bond ETF (formerly, VictoryShares ESG Core Plus Bond ETF until April 23, 2023) and VictoryShares Corporate Bond ETF (formerly, VictoryShares ESG Corporate Bond ETF until April 23, 2023) are referred to as the “VictoryShares Bond ETFs.”
The Funds’ shares are offered at net asset value (“NAV”) only in aggregations of 25,000 shares (each a “Creation Unit”). The Funds will issue and redeem Creation Units principally in exchange for a basket of securities (the “Deposit Securities”), together with the deposit of a specified cash payment (the “Cash Component”), plus a transaction fee. For the VictoryShares Core Plus Intermediate Bond ETF and VictoryShares Corporate Bond ETF (“Bond Funds”), each Bond Fund may issue and redeem Creation Units in exchange for a specified all-cash payment (“Cash Deposit”).The Funds are approved for listing on The Nasdaq Stock Market LLC (“Nasdaq” or the “Exchange”). Shares trade on the Exchange at market prices that may be below, at, or above NAV. The Trust reserves the right to adjust the prices of shares in the future to maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of the applicable Fund.
The Funds reserve the right to offer creations and redemptions of shares for cash. In addition, shares may be issued in advance of receipt of Deposit Securities subject to various conditions, including a requirement to maintain on deposit with the Trust cash equal to at least 105% of the market value of the missing Deposit Securities. In each instance of such cash creations or redemptions, transaction fees may be imposed and may be higher than the transaction fees associated with in-kind creations or redemptions. See “Purchase and Redemption of Shares” below.
Shares of each Fund are listed for trading and trade throughout the day on Nasdaq.
In order to provide additional information regarding the indicative value of shares of the VictoryShares THB Mid Cap ESG ETF, the Exchange or a market data vendor will disseminate every 15 seconds through the facilities of the Consolidated Tape Association or other widely disseminated means an updated “intraday indicative value” (“IIV”) for the Fund as calculated by an information provider or market data vendor. The Trust is not involved in or responsible for any aspect of the calculation or dissemination of the IIV and makes no representation or warranty as to the accuracy of the IIV.
INVESTMENT OBJECTIVES, POLICIES, AND LIMITATIONS
Investment Objectives
Each Fund’s investment objective is non-fundamental, meaning it may be changed by a vote of the Trustees without a vote of the holders of a majority of the Fund’s outstanding voting securities. There can be no assurance that a Fund will achieve its investment objective.
Investment Policies and Limitations of the Funds
Unless a policy of a Fund is expressly deemed to be a fundamental policy, changeable only by an affirmative vote of the holders of a majority of that Fund’s outstanding voting securities, the Fund’s policies are non-fundamental and may be changed without a shareholder vote.
A Fund may, following notice to its shareholders, employ other investment practices that presently are not contemplated for use by the Fund or that currently are not available but that may be developed to the extent such investment practices are both consistent with the Fund’s investment objective and legally permissible for the Fund. Such investment practices, if they arise, may involve risks that exceed those involved in the activities described in the Fund’s Prospectus.
A Fund’s classification and sub-classification is a matter of fundamental policy. Each Fund is classified as an open-end investment company. Each Fund is sub-classified as a diversified investment company, which under the Investment Company Act of 1940, as
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amended (“1940 Act”) means that, with respect to 75% of a Fund’s total assets, the Fund may not invest in securities of any issuer if, immediately after such investment, (i) more than 5% of the total assets of the Fund (taken at current value) would be invested in the securities of that issuer or (ii) more than 10% of the outstanding voting securities of the issuer would be held by the Fund (this limitation does not apply to obligations of the U.S. government, its agencies or instrumentalities, and securities of other investment companies). A diversified fund is not subject to this limitation with respect to the remaining 25% of its total assets. In addition, each Fund has elected to qualify as a “regulated investment company” under the United States Internal Revenue Code of 1986, as amended (the “Code”). To qualify as a regulated investment company, the Funds must meet certain diversification requirements as determined at the close of each quarter of each taxable year. The Code’s diversification test is described in “TAXES.”
The policies and limitations stated in this SAI supplement the Funds’ investment policies set forth in each Fund’s Prospectus. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of a Fund’s assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the Fund’s acquisition of such security or other asset except in the case of borrowing (or other activities that may be deemed to result in the issuance of a “senior security” under the 1940 Act). Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with a Fund’s investment policies and limitations. If the value of a Fund’s holdings of illiquid investments at any time exceeds the percentage limitation applicable at the time of acquisition due to subsequent fluctuations in value or other reasons, the Board will consider what actions, if any, are appropriate to maintain adequate liquidity.
Fundamental Investment Policies and Limitations of the Funds
The following investment policies and limitations are fundamental and may not be changed without the affirmative vote of the holders of a majority of the Fund’s outstanding voting securities, as defined under the 1940 Act. Under the 1940 Act, the vote of a majority of the outstanding voting securities of a Fund means the affirmative vote of the lesser of (a) 67% or more of the shares of the Fund present at a meeting at which the holders of more than 50% of the outstanding shares of the Fund are represented in person or by proxy, or (b) more than 50% of the outstanding shares of the Fund. Portions of the Funds’ fundamental investment restrictions (e.g., references to “except as permitted under the 1940 Act, and as interpreted or modified from time to time by regulatory authorities having jurisdiction”) provide the Funds with flexibility to change limitations in connection with changes in applicable law, rules, regulations or exemptive relief. The language used in these restrictions provides the necessary flexibility to allow the Board to respond efficiently to these kinds of developments without the delay and expense of a shareholder meeting.
Senior Securities
None of the Funds may issue senior securities, except as permitted under the 1940 Act, and as interpreted or modified from time to time by regulatory authorities having jurisdiction.
This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Fund, provided that the Fund’s engagement in such activities is consistent with or permitted by the 1940 Act the rules and regulations promulgated thereunder or interpretations of the Securities and Exchange Commission (“SEC”) or its staff.
Rule 18f-4 under the 1940 Act permits a Fund to enter into Derivatives Transactions (as defined below) and certain other transactions notwithstanding the restrictions on the issuance of “senior securities” under Section 18 of the 1940 Act. Section 18 of the 1940 Act, among other things, prohibits open-end funds, including the Funds, from issuing or selling any “senior security,” other than borrowing from a bank (subject to a requirement to maintain 300% “asset coverage”).
Under Rule 18f-4, “Derivatives Transactions” include the following: (1) any swap, security-based swap (including a contract for differences), futures contract, forward contract, option (excluding purchased options), any combination of the foregoing, or any similar instrument, under which the Fund is or may be required to make any payment or delivery of cash or other assets during the life of the instrument or at maturity or early termination, whether as margin or settlement payment or otherwise; (2) any short sale borrowing; (3) reverse repurchase agreements and similar financing transactions (e.g., recourse and non-recourse tender option bonds, and borrowed bonds), if the Fund elects to treat these transactions as Derivatives Transactions under Rule 18f-4; and (4) when-issued or forward-settling securities (e.g., firm and standby commitments, including to-be-announced (“TBA”) commitments, and dollar rolls) and non-standard settlement cycle securities, unless a Fund intends to physically settle the transaction and the transaction will settle within 35 days of its trade date.
Unless a Fund is relying on the Limited Derivatives User Exception (as defined below), a Fund must comply with Rule 18f-4 with respect to its Derivatives Transactions. Rule 18f-4, among other things, requires the Funds to adopt and implement a comprehensive written derivatives risk management program (“DRMP”) and comply with a relative or absolute limit on Fund leverage risk calculated based on value-at-risk (“VaR”). The DRMP is administered by a “derivatives risk manager,” who is appointed by the Board, including a majority of Independent Trustees, and periodically reviews the DRMP and reports to the Board.
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Rule 18f-4 provides an exception from the DRMP, VaR limit and certain other requirements if the Fund's “derivatives exposure” (as defined in Rule 18f-4) is limited to 10% of its net assets (as calculated in accordance with Rule 18f-4) and the Fund adopts and implements written policies and procedures reasonably designed to manage its derivatives risks (the “Limited Derivatives User Exception”). As of the date of this SAI, VictoryShares Corporate Bond ETF and VictoryShares THB Mid Cap ESG ETF rely on the Limited Derivatives User Exception.
Borrowing
None of the Funds may borrow money, except as permitted under the 1940 Act, or by order of the SEC and as interpreted or modified from time to time by regulatory authorities having jurisdiction.
A Fund’s ability to borrow money is limited by its investment policies and limitations, by the 1940 Act, and by applicable exemptions, no action letters, interpretations, and other pronouncements issued from time to time by regulatory authorities, including the SEC and its staff. Under the 1940 Act, a Fund is required to maintain continuous asset coverage (that is, total assets including the proceeds of borrowings, less liabilities excluding borrowings) of not less than 300% of the amount borrowed, with an exception for borrowings not in excess of 5% of the fund’s total assets made for temporary purposes. Any borrowings for temporary purposes in excess of 5% are subject to the minimum 300% asset coverage requirement. If the value of the assets set aside to meet the 300 percent asset coverage were to decline below 300% due to market fluctuations or other causes, a Fund may be required to sell some of its portfolio holdings within three days (excluding Sundays and holidays) to reduce the debt and comply with the 300% minimum asset coverage requirement, even in circumstances where it is considered disadvantageous from an investment perspective to sell securities at that time or at the prices then available.
Underwriting, Purchasing Securities on Margin, or Participating on a Joint Basis
None of the Funds may underwrite securities issued by others, except to the extent that a Fund may be considered an underwriter within the meaning of the Securities Act of 1933 (the “1933 Act”), in the disposition of restricted securities.
Real Estate
None of the Funds may purchase or sell real estate unless acquired as a result of direct ownership of securities or other instruments. This restriction shall not prevent any of these Funds from investing in the following: (i) securities or other instruments backed by real estate; (ii) securities of real estate operating companies; or (iii) securities of companies engaged in the real estate business, including real estate investment trusts. This restriction does not preclude any of these Funds from buying securities backed by mortgages on real estate or securities of companies engaged in such activities.
Concentration
None of the Funds may concentrate its investments in a particular industry, as the term “concentration” is used in the 1940 Act, and as interpreted or modified from time to time by regulatory authorities having jurisdiction. This restriction shall not prevent any Fund from investing all of its assets in a “master” fund that has adopted similar investment objectives, policies, and restrictions.
Concentration means investing more than 25% of a Fund’s net assets in a particular industry or a specified group of industries.
Commodities
None of the Funds may purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities).
Lending
None of the Funds may make loans, except as permitted under the 1940 Act, and as interpreted or modified from time to time by regulatory authorities having jurisdiction. Generally, the 1940 Act prohibits loans if a fund’s investment policies do not permit loans, and if the loans are made, directly or indirectly, to persons deemed to control or to be under common control with the registered investment company.
Non-Fundamental Investment Policies and Limitations of the Funds
The following investment policies restrictions are non-fundamental and may be changed by a vote of a majority of the Trustees.
• Each Fund has an investment policy that requires it to invest at least 80% of its assets in the type of security suggested by its name. To the extent required by SEC rules, each such policy may be changed only upon at least 60 days’ prior written notice to the applicable Fund’s shareholders. The VictoryShares Core Plus Intermediate Bond ETF, under normal circumstances,
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invests at least 80% of its assets in debt securities and in derivatives and other instruments that have economic characteristics similar to such securities. The VictoryShares Corporate Bond ETF, under normal circumstances, invests at least 80% of its assets in corporate bonds, and in related derivatives and other instruments that have economic characteristics similar to corporate bonds. The VictoryShares THB Mid Cap ESG ETF, under normal circumstances, invests at least 80% of its assets in equity securities of mid-cap companies.
• No Fund may purchase the securities of any registered open-end investment company or registered unit investment trust in reliance on Section 12(d)(1)(F) or Section 12(d)(1)(G) of the 1940 Act, which permits operation as a “fund of funds.” Except as provided in the next paragraph and below in “Securities of Other Investment Companies,” none of the Funds may: (1) invest more than 5% of its total assets in the securities of any one investment company; (2) own more than 3% of the securities of any one investment company; or (3) invest more than 10% of its total assets in the securities of other investment companies.
• Each Fund may purchase and redeem shares issued by a money market fund without limit, provided that either: (1) the acquiring Fund pays no “sales charge” or “service fee” (as each of those terms is defined in the FINRA Conduct Rules); or (2) the Adviser waives its advisory fee in an amount necessary to offset any such sales charge or service fee. For purposes of this investment restriction, a “money market fund” is either: (1) an open-end investment company registered under the 1940 Act and regulated as a money market fund in accordance with Rule 2a-7 under the 1940 Act; or (2) a company that is exempt from registration as in investment company under Sections 3(c)(1) or 3(c)(7) of the 1940 Act and that: (a) limits its investments to those permitted under Rule 2a-7 under the 1940 Act; and (b) undertakes to comply with all the other requirements of Rule 2a-7, except that, if the company has no board of directors, the company’s investment adviser performs the duties of the board of directors
• No Fund may make short sales of securities, other than short sales “against the box,” or purchase securities on margin except for short-term credits necessary for clearance of portfolio transactions, provided that this restriction will not be applied to limit the use of options, futures contracts and related options, in the manner otherwise permitted by the investment restrictions, policies and investment program of the Fund.
• No Fund may invest more than 15% of its net assets in illiquid investments. Illiquid investments are generally any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Such investments include, but are not limited to, time deposits and repurchase agreements with maturities longer than seven days. Securities that may be resold under Rule 144A, securities offered pursuant to Section 4(a)(2) of the 1933 Act, or securities otherwise subject to restrictions or limitations on resale under the 1933 Act shall not be deemed illiquid solely by reason of being unregistered. Victory Capital Management Inc. (the “Adviser”), the Fund’s investment adviser, under oversight of the Board, determines whether a particular investment is deemed to be liquid based on the trading markets for the specific security and other factors.
INVESTMENT PRACTICES, INSTRUMENTS, AND RISKS
In addition to the principal investment strategies and the principal risks of the Funds described in each Prospectus, each Fund may, but will not necessarily, employ other investment practices and may be subject to additional risks which are described further below. Because the following is a combined description of investment strategies and risks for all of the Funds, certain strategies and/or risks described below may not apply to every Fund. Unless a strategy or policy described below is specifically prohibited with respect to a particular Fund by the investment restrictions listed in the Prospectus, under “Investment Objectives Policies and Limitations” in this SAI, or by applicable law, a Fund may, but will not necessarily, engage in each of the practices described below.
Adjustable- Rate Securities
Each Fund may invest in adjustable-rate securities. The interest on an adjustable-rate security fluctuates periodically. Generally, the security’s yield is based on a U.S. dollar-based interest-rate benchmark such as the Federal Funds Rate, the 90-day U.S. Treasury bill rate, or the London Interbank Offered Rate (“LIBOR”). The yields on these securities are reset on a periodic basis (for example, daily, weekly, or quarterly) or upon a change in the benchmark interest rate. The yields are closely correlated to changes in money market interest rates.
Asset-Backed Securities
Each Fund may invest in asset-backed securities (“ABS”). ABS represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, such as credit card, motor vehicle, or trade receivables. They may be pass-through certificates, which have characteristics very similar to mortgage-backed securities, discussed below. Such pass-through certificates may include equipment trust certificates (“ETC”) secured by specific equipment, such as airplanes and railroad cars. ETC securities also may be enhanced by letters of credit. An ABS may also be in the form of asset-backed commercial paper, which is issued by a special purpose entity, organized solely to issue the commercial paper and to purchase interests in the assets.
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The credit quality of ABS depends primarily on the quality of the underlying assets, the rights of recourse available against the underlying assets and/or the issuer, the level of credit enhancement, if any, provided for the securities, and the credit quality of the credit-support provider, if any. To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default ensures payment through insurance policies or letters of credit obtained by the issuer or sponsor from third parties. A Fund will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated credit support or failure of the credit support could adversely affect the return on an investment in such a security. In addition, the risk of default by borrowers is greater during times of rising interest rates and/or unemployment rates and generally is higher in the case of asset pools that include subprime assets.
ABS may be subject to interest rate risk and prepayment risk. In a period of declining interest rates, borrowers may prepay the underlying assets more quickly than anticipated, thereby reducing the yield to maturity and the average life of the asset-backed securities. Moreover, when a Fund reinvests the proceeds of a prepayment in these circumstances, it will likely receive a rate of interest that is lower than the rate on the security that was prepaid. In a period of rising interest rates, prepayments of the underlying assets may occur at a slower than expected rate, creating maturity extension risk. This particular risk may effectively change a security that was considered short- or intermediate-term at the time of purchase into a longer-term security. Since the value of longer-term securities generally fluctuates more widely in response to changes in interest rates than does the value of shorter-term securities, maturity extension risk could increase the volatility of a Fund. The weighted average life of such securities is likely to be substantially shorter than their stated final maturity as a result of scheduled principal payments and unscheduled principal prepayments.
Bonds
Each Fund may invest in bonds, which are fixed or variable-rate debt obligations, including bills, notes, debentures, money market instruments and similar instruments and securities. Mortgage- and asset-backed securities are types of bonds, and certain types of income-producing, non-convertible preferred stocks may be treated as bonds for investment purposes. Bonds generally are used by corporations, governments, and other issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and normally must repay the amount borrowed on or before maturity. Many preferred stocks and some bonds are “perpetual” in that they have no maturity date. Bonds are subject to interest rate risk and credit risk. Interest rate risk generally is the risk that interest rates will rise and that, as a result, bond prices will fall, lowering the value of a fund’s investments in bonds. In general, bonds with longer durations are more sensitive to interest rate changes than bonds with shorter durations. Credit risk, generally, is the risk that an issuer may be unable or unwilling to pay interest and/or principal on the bond. Credit risk can be affected by many factors, including adverse changes in the issuer’s own financial condition or in economic conditions.
Calculation of Dollar-Weighted Average Portfolio Maturity
Dollar-weighted average portfolio maturity is derived by multiplying the value of each debt instrument by the number of days remaining to its maturity, adding these calculations, and then dividing the total by the value of a Fund’s debt instruments. An obligation’s maturity is typically determined on a stated final maturity basis, although there are some exceptions to this rule.
With respect to obligations held by a Fund, if it is probable that the issuer of an instrument will take advantage of a maturity-shortening device, such as a call, refunding, or redemption provision, the date on which the instrument will probably be called, refunded, or redeemed may be considered to be its maturity date. Also, the maturities of mortgage- backed securities, some ABS, and securities subject to sinking fund arrangements are determined on a weighted average life basis, which is the average time for principal to be repaid. For mortgage-backed securities and some ABS, this average time is calculated by assuming prepayment rates of the underlying loans. These prepayment rates can vary depending upon the level and volatility of interest rates. This, in turn, can affect the weighted average life of the security. The weighted average lives of these securities will be shorter than their stated final maturities. In addition, for purposes of a Fund’s investment policies, an instrument will be treated as having a maturity earlier than its stated maturity date if the instrument has technical features such as puts or demand features that, in the judgment of the Adviser, will result in the instrument being valued in the market as though it has the earlier maturity.
Finally, for purposes of calculating the dollar-weighted average portfolio maturity of a Fund, the maturity of a debt instrument with a periodic interest reset date will be deemed to be the next reset date, rather than the remaining stated maturity of the instrument if, in the judgment of the Adviser, the periodic interest reset features will result in the instrument’s being valued in the market as though it has the earlier maturity.
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Certificates of Deposit and Bankers’ Acceptances
Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity.
A Fund may invest in insured bank obligations. The Federal Deposit Insurance Corporation (“FDIC”) insures the deposits of federally insured banks and savings and loan associations (collectively referred to as “banks”) up to $250,000. A Fund may purchase bank obligations that are fully insured as to principal by the FDIC. Currently, to remain fully insured as to principal, these investments must be limited to $250,000 per bank; if the principal amount and accrued interest together exceed $250,000, the excess principal and accrued interest will not be insured. Insured bank obligations may have limited marketability.
Bankers’ acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.
Commercial Paper
Each Fund may invest in commercial paper. Commercial paper, which consists of short-term (usually from one to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. A variable amount master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically- fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender pursuant to which the lender may determine to invest varying amounts.
Investments in commercial paper are subject to the risk the issuer cannot issue enough new commercial paper to satisfy its outstanding commercial paper, also known as rollover risk. Commercial paper may become illiquid or may suffer from reduced liquidity in certain circumstances. Like all fixed income securities, commercial paper prices are susceptible to fluctuations in interest rates. If interest rates rise, commercial paper prices will decline. The short-term nature of a commercial paper investment makes it less susceptible to interest rate risk than many other fixed income securities because interest rate risk typically increases as maturity lengths increase.
Commercial paper tends to yield smaller returns than longer-term corporate debt because securities with shorter maturities typically have lower effective yields than those with longer maturities. As with all fixed income securities, there is a chance that the issuer will default on its commercial paper obligation.
Commodity-Linked Notes
Each Fund may invest in commodity-linked notes, which are a type of structured note. Commodity-linked notes are privately negotiated structured debt securities indexed to the return of an index such as the Dow Jones-UBS Commodity Index Total Return, which is representative of the commodities market. They are available from a limited number of approved counterparties, and all invested amounts are exposed to the dealer’s credit risk. Commodity- linked notes may be leveraged. For example, if a Fund invests $100 in a three-times leveraged commodity-linked note, it will exchange $100 principal with the dealer to obtain $300 exposure to the commodities market. The value of the note will change by a magnitude of three for every percentage point change (positive or negative) in the value of the underlying index. This means a $100 note would be worth $70 if the commodity index decreased by 10%. Structured notes also are subject to counterparty risk.
Investments linked to the prices of commodities, including commodity-linked notes, are considered speculative. The values of commodity-linked notes are affected by events that might have less impact on the values of stocks and bonds. Prices of commodities and related contracts may fluctuate significantly over short periods due to a variety of factors, including changes in supply and demand relationships, weather, agriculture, fiscal, and exchange control programs, disease, pestilence, and international economic, political, military, and regulatory developments. In addition, the commodity markets may be subject to temporary distortions and other disruptions due to, among other factors, lack of liquidity, the participation of speculators, and government regulation and other actions. These circumstances could adversely affect the value of the commodity-linked notes and make commodity-linked notes more volatile than other types of investments. Investments in commodity-linked notes may have substantial risks, including risk of loss of a significant portion of their principal value. They are also subject to tax risks because the income therefrom is not “good” income for a regulated investment company. See the section of the SAI entitled “Taxes.”
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Common Stock
Common stock represents an equity (ownership) interest in a company, and usually possesses voting rights and earns dividends. Dividends on common stock are not fixed but are declared at the discretion of the issuer. Common stock generally represents the riskiest investment in a company. In addition, common stock generally has the greatest appreciation and depreciation potential because increases and decreases in earnings are usually reflected in a company’s stock price. A company’s common stock also may decline significantly in price over a short period of time due to factors specific to that company, including decisions made by its management or lower demand for the company’s products or services.
Convertible Securities
Each Fund may invest in convertible securities, which are bonds, preferred stocks, and other securities that pay interest or dividends and offer the buyer the ability to convert the security into common stock. The value of convertible securities depends partially on interest rate changes and the credit quality of the issuer. Because a convertible security affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the underlying common stock, the value of convertible securities also depends on the price of the underlying common stock.
A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to nonconvertible income securities in that they ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers, but lower yields than comparable nonconvertible securities. The value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security’s investment value. Convertible securities are subordinate in rank to any senior debt obligations of the same issuer and, therefore, an issuer’s convertible securities entail more risk than its debt obligations.
The convertible securities in which the Funds will invest may be rated below investment grade as determined by Moody’s or S&P, or unrated but judged by the Adviser to be of comparable quality (commonly called “junk” bonds). Ratings represent a rating agency’s opinion regarding the quality of the security and are not a guarantee of quality. In addition, rating agencies may fail to make timely changes to credit ratings in response to subsequent events and a rating may become stale in that it fails to reflect changes in an issuer’s financial condition. For a more complete description of debt ratings, see Appendix A. Such securities are deemed to be speculative and involve greater risk of default due to changes in interest rates, economic conditions, and the issuer’s creditworthiness. As a result, their market prices tend to fluctuate more than those of higher-quality securities. During periods of general economic downturns or rising interest rates, issuers of such securities may experience financial difficulties, which could affect their ability to make timely interest and principal payments. The Fund’s ability to timely and accurately value and dispose of lower-quality securities also may be affected by the absence or periodic discontinuance of liquid trading markets.
Cover
Transactions using certain derivative instruments, other than purchased options, expose a Fund to an obligation to another party. A Fund will not enter into any such transactions unless it owns either (1) an offsetting (“covered”) position in securities, currencies or other options, futures contracts, or forward contracts, or (2) cash or liquid assets with a value, marked-to-market daily, sufficient to cover its potential obligations to the extent not covered as provided in (1) above.
For more information about these practices, see the “Derivatives” section.
Depositary Receipts
A Fund may invest in sponsored and unsponsored depositary receipts, such as American Depositary Receipts (“ADRs”), which are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADRs, in registered form, are designed for use in U.S. securities markets. Unsponsored ADRs may be created without the participation of the foreign issuer. Holders of these ADRs generally bear all the costs of the ADR facility, whereas foreign issuers typically bear certain costs in a sponsored ADR. The bank or trust company depositary of an unsponsored ADR may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights. Many of the risks described below regarding foreign securities apply to investments in ADRs. Without limitation, a Fund may also invest in European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”). EDRs are receipts issued in Europe that evidence a similar ownership arrangement. GDRs are receipts issued throughout the world that evidence a similar arrangement.
Investments in depositary receipts may be less liquid and more volatile than the underlying securities in their primary trading market. If a depositary receipt is denominated in a different currency than its underlying securities, a Fund will be subject to the currency risk of both the investment in the depositary receipt and the underlying security. The values of depositary receipts may decline for a number
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of reasons relating to the issuers or sponsors of the depositary receipts, including, but not limited to, insolvency of the issuer or sponsor. Holders of depositary receipts may have limited or no rights to take action with respect to the underlying securities or to compel the issuer of the receipts to take action. The prices of depositary receipts may differ from the prices of securities upon which they are based.
A Fund may invest in unsponsored depositary receipts, which are issued by one or more depositaries without a formal agreement with the company that issues the underlying securities. Holders of unsponsored depositary receipts generally bear all the costs thereof, and the depositaries of unsponsored depositary receipts frequently are under no obligation to distribute shareholder communications received from the issuers of the underlying securities or to pass through voting rights with respect to the underlying securities. In addition, the issuers of the securities underlying unsponsored depositary receipts are not obligated to disclose material information to the market and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the depositary receipts.
Derivatives
The use of derivatives is a highly specialized activity that can involve investment techniques and risks different from, and in some respects greater than, those associated with investing in more traditional investments such as stocks and bonds. Derivatives may have varying degrees of volatility at different times, or under different market conditions, and may perform in unanticipated ways. New regulation of derivatives may make them more costly, or may otherwise adversely affect their liquidity, value, or performance.
Rule 18f-4 regulates the use of derivatives for certain funds registered under the 1940 Act. Unless the Fund qualifies as a “limited derivatives user,” Rule 18f-4 requires, among other things, that the Fund establishes a comprehensive derivatives risk management program, to comply with certain value-at-risk based leverage limits, to appoint a derivatives risk manager and to provide additional disclosure both publicly and to the SEC regarding its derivatives positions. Rule 18f-4 also has eliminated the general asset segregation requirement in connection with certain derivatives transactions, in light of Rule 18f-4’s requirements for funds to establish and maintain derivatives risk management programs that comply with certain risk-based limits. For funds that qualify as limited derivatives users, Rule 18f-4 requires policies and procedures to manage aggregate derivatives risk. These requirements could have an impact on the Fund, including a potential increase in cost to enter into derivatives transactions. The full impact of Rule 18f-4 on the Fund, however, remains uncertain.
Under circumstances in which such instruments are expected by the Adviser to aid in achieving each Fund’s investment objective, each Fund may buy and sell certain types of derivatives. Derivatives are instruments that derive their value from the value of one or more underlying assets, reference rates or indices, and may include futures contracts, options on futures contracts, swaps, options on currencies, securities, and securities indices. Derivatives also may possess the characteristics of both futures and securities (e.g., debt instruments with interest and principal payments determined by reference to the value of a commodity or a currency at a future time) and therefore, possess the risks of both futures and securities investments.
Permissible derivative instruments include “market access products,” which offer synthetic exposure to an underlying local foreign stock. They include, for example, equity-linked notes, warrants, zero strike options, and total return swaps. Market access products are subject to the same risks as direct investments in securities of foreign issuers. If the underlying stock decreases in value, the market access product will decrease commensurately. In addition, market access products are subject to counterparty risk due to the fact that the security is issued by a broker. If the broker suffers a significant credit event and cannot perform under the terms of an agreement, a market access product may lose value regardless of the strength of the underlying stock.
Derivatives, such as futures contracts; options on currencies, securities, and securities indexes; options on futures contracts; and swaps enable a Fund to take both “short” positions (positions which anticipate a decline in the market value of a particular asset or index) and “long” positions (positions which anticipate an increase in the market value of a particular asset or index). Each Fund also may use strategies that involve simultaneous short and long positions in response to specific market conditions, such as where the Adviser anticipates unusually high or low market volatility.
The Adviser may enter into derivative positions for a Fund for either hedging or non-hedging purposes. The term “hedging” is applied to defensive strategies designed to protect a Fund from an expected decline in the market value of an asset or group of assets that a Fund owns (in the case of a short hedge) or to protect a Fund from an expected rise in the market value of an asset or group of assets which it intends to acquire in the future (in the case of a long or “anticipatory” hedge). Non-hedging strategies include strategies designed to produce incremental income (such as the option writing strategy described below) or “speculative” strategies, which are undertaken to equitize the cash or cash- equivalent portion of a Fund’s portfolio or to profit from (i) an expected decline in the market value of an asset or group of assets which a Fund does not own or (ii) expected increases in the market value of an asset which it does not plan to acquire. Information about specific types of instruments is provided below.
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Equity Securities
Each Fund may invest in equity securities listed on any domestic or foreign securities exchange or traded in the over- the-counter market, as well as certain restricted or unlisted securities. As used herein, “equity securities” are defined as common stock, preferred stock, trust or limited partnership interests, rights and warrants to subscribe to or purchase such securities, sponsored or unsponsored American depositary receipts (“ADRs”), European depositary receipts (“EDRs”), global depositary receipts (“GDRs”), and convertible securities, consisting of debt securities or preferred stock that may be converted into common stock or that carry the right to purchase common stock. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. They may or may not pay dividends or carry voting rights. Common stock occupies the most junior position in a company’s capital structure. Although equity securities have a history of long-term growth in value, their prices fluctuate based on changes in a company’s financial condition and on overall market and economic conditions. Smaller companies are especially sensitive to these factors. Equity securities generally have greater volatility than debt securities.
Equity-Linked Structured Notes
Equity-linked structured notes are derivative securities that are specifically designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked notes may be more volatile and less liquid than less-complex securities or other types of fixed income securities. Such securities may exhibit price behavior that does not correlate with other fixed income securities.
Eurodollar and Yankee Obligations
Each Fund may invest in Eurodollar obligations or Yankee obligations. Eurodollar obligations are dollar-denominated instruments that have been issued outside the U.S. capital markets by foreign corporations and financial institutions and by foreign branches of U.S. corporations and financial institutions. Yankee obligations are dollar-denominated instruments that have been issued by foreign issuers in the U.S. capital markets.
Eurodollar and Yankee obligations are subject to the same risks that pertain to domestic issues, notably credit risk, market risk, and liquidity risk. Additionally, Eurodollar (and to a limited extent, Yankee) obligations are subject to certain sovereign risks. One such risk is the possibility that a sovereign country might prevent capital, in the form of dollars, from leaving the country. Other risks include: adverse political and economic developments; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes; and expropriation or nationalization of foreign issuers. However, Eurodollar and Yankee obligations will undergo the same type of credit analysis as domestic issues in which the Fund invests, and will have at least the same financial strength as the domestic issuers approved for the Fund.
European Securities
The EU Economic and Monetary Union (“EMU”) requires member countries to comply with restrictions on interest rates, deficits, debt levels, and inflation rates, and other factors, each of which may significantly impact every European country. The economies of EU member countries and their trading partners may be affected adversely by changes in the euro’s exchange rate, changes in EU or governmental regulations on trade, and the threat of default or default by an EU member country on its sovereign debt, which could negatively impact a Fund’s investments and cause it to lose money. Recently, the European financial markets have been impacted negatively by rising government debt levels; possible default on or restructuring of sovereign debt in several European countries, including Greece, Ireland, Italy, Portugal and Spain; and economic downturns. A European country’s default or debt restructuring would adversely affect the holders of the country’s debt and sellers of credit default swaps linked to the country’s creditworthiness and could negatively impact global markets more generally. Recent events in Europe have adversely affected the euro’s exchange rate and value and may continue to impact the economies of every European country. See “Brexit.”
Exchange-Traded Funds (“ETFs”)
Each Fund may invest in ETFs, which are, with a few exceptions, open-end investment companies that trade throughout the day. ETFs trade on stock exchanges. Because they trade like a stock, they offer trading flexibility desired by both individuals and institutions. The value of the underlying securities held by an ETF is a major factor in determining an ETF’s price. However, ETFs do not necessarily trade at their NAV. The price of an ETF also is determined by supply and demand and, as a result, the share price of an ETF may trade at a premium or discount to its NAV.
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To the extent a Fund invests in ETFs, it will be exposed to the same risks of the ETFs’ holdings as the ETFs themselves in direct proportion to the allocation of the Fund’s assets among those ETFs. You also will indirectly bear fees and expenses charged by the ETFs in which the Fund invests in addition to the Fund’s direct fees and expenses. In addition, the ETFs that the Funds invest in are typically “passive investors” that invest in the securities and sectors contained in the indexes they seek to track without regard for or analysis of the prospects of such securities or sectors (“Passive ETFs”). A Passive ETF may invest in all of the securities in such index or in a representative sample of such securities.
Passive ETFs generally do not attempt to take defensive positions in volatile or declining markets or under other conditions. Furthermore, Passive ETFs usually are not able to duplicate exactly the performance of the underlying indexes they track. The difference in performance between a Passive ETF and the index it seeks to track can be due to, among other factors, the expenses that the Passive ETF pays, regulatory constraints, investment strategies, techniques undertaken by the Passive ETF and changes to an underlying index. There also may be a lack of correlation between the securities in an index and those actually held by a Passive ETF. The performance of a fund that invests in such an ETF could be adversely impacted. In addition, although ETFs (both active and passive) are generally listed on securities exchanges, there can be no assurances that an active trading market for such ETFs will be maintained. Secondary market trading in the ETFs also may be halted by a national securities exchange because of market conditions or for other reasons. There can be no assurances that the requirement necessary to maintain the listing of the ETFs will continue to be met or will remain unchanged.
Exchange-Traded Notes (“ETNs”)
Each Fund may invest in ETNs, which are a type of unsecured, unsubordinated debt security, usually issued by large financial institutions. This type of debt security differs from other types of bonds and notes because ETN returns are based upon the performance of a market index minus applicable fees, no period coupon payments are distributed, and no principal protections exist. The purpose of ETNs is to create a type of security that combines the aspects of both bonds and ETFs. Similar to ETFs, ETNs are traded on a major exchange (i.e., NYSE) during normal trading hours. However, investors can also hold the debt security until maturity. At that time, the issuer will give the investor a cash amount that would be equal to the principal amount (subject to the day’s index factor). One factor that affects the ETN’s value is the credit rating of the issuer. The value of an ETN also may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying commodities or securities markets, changes in the applicable interest rates, changes in the issuer’s credit rating and economic, legal, political, or geographic events that affect the referenced commodity or security. A Fund’s decision to sell its ETN holdings may be limited by the availability of a secondary market. If a Fund must sell some or all of its ETN holdings and the secondary market is weak, it may have to sell such holdings at a discount. There may be restrictions on a Fund’s right to redeem its investment in an ETN, which are generally meant to be held until maturity. ETNs are subject to counterparty credit risk and fixed income risk. ETNs also are subject to tax risk. No assurance can be given that the Internal Revenue Service (“IRS”) will accept, or a court will uphold, how a Fund characterizes and treats ETNs for federal income tax purposes. Further, the IRS and Congress are considering proposals that would change the timing of recognition and tax character of income and gains from ETNs.
Foreign Securities
A Fund may invest in foreign securities. Investing in foreign securities poses unique risks: currency exchange rate fluctuations; foreign market illiquidity; emerging markets risk; increased price volatility; exchange control regulations; foreign ownership limits; different accounting, reporting, and disclosure requirements; political or social instability, including policies of foreign governments which may affect their respective equity markets; foreign taxation requirements, including withholding taxes; prohibitions or restrictions by certain foreign governments on foreign investing in their capital markets or in certain industries, or limitations on the removal of funds or assets; and difficulties in obtaining legal judgments. In the past, equity and debt instruments of foreign markets have been more volatile than equity and debt instruments of U.S. securities markets.
Investing in the securities of companies located in emerging market companies generally involve greater risk than investing in the securities of companies located in countries with developed markets. The People’s Republic of China (“PRC”) currently exercises sovereignty over Hong Kong; however, Hong Kong retains significant economic and political autonomy under the Basic Law, a “quasi-constitution” that has been in place since Hong Kong reverted to PRC sovereignty in 1997. The Basic Law is anticipated to remain in place until 2047. Investments in emerging market countries may present market, credit, currency, liquidity, legal, political, technical, and other risks different from, or greater than, the risks of investing in developed countries. For instance, these countries may be more likely than developed countries to experience rapid and significant developments in their political or economic structures. Some emerging market countries restrict foreign investments, impose withholding or other taxes on foreign investments, or may nationalize or expropriate the assets of private companies. Therefore, a Fund may be limited in its ability to make direct or additional investments in an emerging markets country. Such restrictions also may have negative impacts on transaction costs, market price, investment returns and the legal rights and remedies of a Fund. In addition, the securities markets of emerging markets countries generally are smaller, less liquid, and more volatile than those of developed countries. Emerging market countries often have less uniformity in accounting and reporting requirements and less reliable settlement, registration, and custodial procedures. Emerging
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market countries also may be subject to high inflation and rapid currency devaluations and may be heavily dependent on international trade, which can materially affect their securities markets. The risks associated with investing in a narrowly defined geographic area also, generally, are more pronounced with respect to investments in emerging market countries.
Any investments in foreign securities will be made in compliance with U.S. and foreign currency restrictions, tax laws, and laws limiting the amount and types of foreign investments. Pursuit of the Funds’ investment objectives will involve currencies of the United States and of foreign countries. Consequently, changes in exchange rates, currency convertibility, and repatriation requirements may favorably or adversely affect the Funds.
Special Risk Considerations of Investing in China. Investing in securities of Chinese issuers involves certain risks and considerations not typically associated with investing in securities of U.S. issuers, including, among others, more frequent trading suspensions and government interventions (including by nationalization of assets), currency exchange rate fluctuations or blockages, limits on the use of brokers and on foreign ownership, different financial reporting standards, higher dependence on exports and international trade, potential for increased trade tariffs, sanctions, embargoes and other trade limitations, custody risks, and potential adverse tax consequences. U.S. sanctions or other investment restrictions could preclude a Fund from investing in certain Chinese issuers or cause a Fund to sell investments at a disadvantageous time. Significant portions of the Chinese securities markets may become rapidly illiquid, as Chinese issuers have the ability to suspend the trading of their equity securities, and have shown a willingness to exercise that option in response to market volatility and other events.
The government of the PRC provided new guidance to and placed restrictions on China-based companies raising capital offshore, including through associated offshore shell companies. These developments include government-led cybersecurity reviews of certain companies raising capital through offshore entities. In a number of sectors in China in which a Fund may invest, companies are not allowed to have foreign ownership and cannot directly list on exchanges outside of China. To raise money on such exchanges, many China-based operating companies are structured as Variable Interest Entities (“VIEs”). In such an arrangement, a China-based operating company often establishes an offshore shell company in another jurisdiction to issue stock to public shareholders. That shell company enters into service and other contracts with the China-based operating company, then issues shares on a foreign exchange, such as the NYSE. While the shell company has no equity ownership in the China-based operating company, for accounting purposes the shell company is able to consolidate the operating company into its financial statements. For an investor such as a Fund, this arrangement creates “exposure” to the China-based operating company, though only through a series of service contracts and other contracts.
Uncertainty about future actions by the government of the PRC could significantly affect the operating company’s financial performance and the enforceability of the contractual arrangements. The government of the PRC could determine at any time and without notice that the underlying contractual arrangements on which control of the VIE is based violate Chinese law. In addition, if either the China-based company (or its officers, directors, or Chinese equity owners) breach those contracts with the U.S.-listed shell company, or Chinese law changes in a way that affects the enforceability of these arrangements, or those contracts are otherwise not enforceable under Chinese law, investors, such as a Fund, may suffer significant losses with little or no recourse available. Moreover, if the parties to these contracts do not meet their obligations as intended or there are effects on the enforceability of these arrangements from changes in Chinese law or practice, the U.S.-listed company may lose control over the China-based company, and investments in its securities may suffer significant economic losses. Additional risks, among others, could entail that a breach of the contractual agreements between the U.S.-listed company and the China-based VIE (or its officers, directors, or Chinese equity owners) will likely be subject to Chinese law and jurisdiction, and investments in the U.S.-listed company may be affected by conflicts of interest and duties between the legal owners of the China-based VIE and the stockholders of the U.S.-listed company.
Forward Currency Contracts
Each Fund may enter into forward currency contracts. A forward currency contract involves an agreement to purchase or sell a specific currency at a specified future date or over a specified time period at a price set at the time of the contract. Forward currency contracts seek to protect against uncertainty in the level of future foreign exchange rates. These contracts are usually traded directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirements, and no commissions are charged.
A Fund may enter into forward currency contracts under two circumstances. First, when a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to “lock in” the U.S. dollar price of the security until settlement. By entering into such a contract, a Fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the foreign currency from the date the security is purchased or sold to the date on which payment is made or received. Second, when management of a Fund believes that the currency of a specific country may deteriorate relative to the U.S. dollar, it may enter into a forward currency contract to sell that currency. A Fund may not hedge with respect to a particular currency for an amount greater than the aggregate market value (determined at the time of making any sale of forward currency) of the securities held in its portfolio denominated or quoted in, or bearing a substantial correlation to, such currency.
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The use of forward currency contracts involves certain risks. The precise matching of contract amounts and the value of securities involved generally will not be possible since the future value of such securities in currencies will more than likely change between the date the contract is entered into and the date it matures. The projection of short-term currency market movements is extremely difficult and successful execution of a short-term hedging strategy is uncertain. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the longer-term investment strategies. The Adviser believes it is important, however, to have the flexibility to enter into such contracts when it determines it is in the best interest of the Funds to do so. It is impossible to forecast what the market value of portfolio securities will be at the expiration of a contract. Accordingly, it may be necessary for a Fund to purchase additional currency (and bear the expense of such purchase) if the market value of the security is less than the amount of currency a Fund is obligated to deliver, and if a decision is made to sell the security and make delivery of the currency. Conversely, it may be necessary to sell some of the foreign currency received on the sale of the portfolio security if its market value exceeds the amount of currency a Fund is obligated to deliver. A Fund is not required to enter into such transactions and will not do so unless deemed appropriate by the Adviser.
Although the Funds value their assets each business day in terms of U.S. dollars, they do not intend to convert their foreign currencies into U.S. dollars on a daily basis. They will do so from time to time, and shareholders should be aware of currency conversion costs. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (spread) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should a Fund desire to resell that currency to the dealer.
Forward currency contracts in which a Fund may engage include foreign exchange forwards. The consummation of a foreign exchange forward requires the actual exchange of the principal amounts of the two currencies in the contract (i.e., settlement on a physical basis). Because foreign exchange forwards are physically settled through an exchange of currencies, they are traded in the interbank market directly between currency traders (usually large commercial banks) and their customers. A foreign exchange forward generally has no deposit requirement, and no commissions are charged at any stage for trades; foreign exchange dealers realize a profit based on the difference (the spread) between the prices at which they are buying and the prices at which they are selling various currencies. When a Fund enters into a foreign exchange forward, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract. Failure by the counterparty to do so would result in the loss of any expected benefit of the transaction. A Fund may be required to obtain the currency that it must deliver under the foreign exchange forward through the sale of portfolio securities denominated in such currency or through conversion of other assets of a Fund into such currency.
Forward currency contracts in which a Fund may engage also include non-deliverable forwards (“NDFs”). NDFs are cash-settled, short-term forward currency contracts on foreign currencies (each a “Reference Currency”) that are non- convertible and that may be thinly traded or illiquid. NDFs involve an obligation to pay an amount (the “Settlement Amount”) equal to the difference between the prevailing market exchange rate for the Reference Currency and the agreed-upon exchange rate (the “NDF Rate”), with respect to an agreed notional amount. NDFs have a fixing date and a settlement (delivery) date. The fixing date is the date and time at which the difference between the prevailing market exchange rate and the agreed-upon exchange rate is calculated. The settlement (delivery) date is the date by which the payment of the Settlement Amount is due to the party receiving payment.
Although NDFs are similar to foreign exchange forwards, NDFs do not require physical delivery of the Reference Currency on the settlement date. Rather, on the settlement date, the only transfer between the counterparties is the monetary settlement amount representing the difference between the NDF Rate and the prevailing market exchange rate. NDFs typically may have terms from one month up to two years and are settled in U.S. dollars.
NDFs are subject to many of the risks associated with derivatives in general and forward currency transactions, including risks associated with fluctuations in foreign currency and the risk that the counterparty will fail to fulfill its obligations. Although NDFs historically have been traded over-the-counter, in the future, pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank Act”), they may be exchange-traded. Under such circumstances, they will be centrally cleared and a secondary market for them will exist. With respect to NDFs that are centrally cleared, an investor could lose margin payments it has deposited with the clearing organization as well as the net amount of gains not yet paid by the clearing organization if the clearing organization breaches its obligations under the NDF, becomes insolvent or goes into bankruptcy. In the event of bankruptcy of the clearing organization, the investor may be entitled to the net amount of gains the investor is entitled to receive plus the return of margin owed to it only in proportion to the amount received by the clearing organization’s other customers, potentially resulting in losses to the investor. Even if some NDFs remain traded over the counter (“OTC”), they will be subject to margin requirements for uncleared swaps and counterparty risk common to other swaps.
Futures Contracts
Each Fund may use futures contracts to implement its investment strategy. Futures contracts are publicly traded contracts to buy or sell an underlying asset or group of assets, such as a currency, interest rate, or an index of securities, at a future time at a specified price. A contract to buy establishes a long position while a contract to sell establishes a short position.
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The purchase of a futures contract on a security or an index of securities normally enables a buyer to participate in the market movement of the underlying asset or index after paying a transaction charge and posting margin in an amount equal to a small percentage of the value of the underlying asset or index. A Fund will initially be required to deposit with the Trust’s custodian or the futures commission merchant (“FCM”), effecting the futures transaction, an amount of “initial margin” in cash or securities, as permitted under applicable regulatory policies.
Initial margin in futures transactions is different from margin in securities transactions in that the former does not involve the borrowing of funds by the customer to finance the transaction. Rather, the initial margin is like a performance bond or good faith deposit on the contract. Subsequent payments (called “maintenance margin” or “variation margin”) to and from the broker will be made on a daily basis as the price of the underlying asset fluctuates. This process is known as “marking to market.” For example, when a Fund has taken a long position in a futures contract and the value of the underlying asset has risen, that position will have increased in value and a Fund will receive from the broker a maintenance margin payment equal to the increase in value of the underlying asset. Conversely, when a Fund has taken a long position in a futures contract and the value of the underlying instrument has declined, the position would be less valuable, and a Fund would be required to make a maintenance margin payment to the broker.
At any time prior to expiration of the futures contract, a Fund may elect to close the position by taking an opposite position that will terminate a Fund’s position in the futures contract. A final determination of maintenance margin is then made, additional cash is required to be paid by or released to a Fund, and a Fund realizes a loss or a gain.
While futures contracts with respect to securities do provide for the delivery and acceptance of such securities, such delivery and acceptance are seldom made.
The risk of loss in trading futures contracts can be substantial because of the low margin deposits required and the high degree of leveraging involved in futures pricing. As a result, a relatively small price movement in a futures contract may cause an immediate and substantial loss or gain. The primary risks associated with the use of futures contracts are: (i) imperfect correlation between the change in market value of the stocks held by a Fund and the prices of futures contracts; and (ii) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures position prior to its maturity date. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures on securities, including technical influences in futures trading, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers.
Initial Public Offerings (“IPOs”)
Each Fund may invest in IPOs, which subject a Fund to the risk that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, a potentially small number of shares available for trading, and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. When a Fund’s asset base is small, a significant portion of the Fund’s performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Fund. As the Fund’s assets grow, the effect of the Fund’s investments in IPOs on the Fund’s performance probably will decline, which could reduce the Fund’s performance.
Lending of Portfolio Securities
A Fund may, from time to time, lend securities from their portfolios to broker-dealers, banks, financial institutions, and institutional borrowers of securities and receive collateral in the form of cash or U.S. government obligations. Under the Fund’s current practices (which are subject to change), a Fund must receive initial collateral at least equal to the maintenance requirements (e.g., 102% for U.S. equity securities and 105% for non-U.S. securities). This collateral must be valued daily and should the market value of the loaned securities increase, the borrower must furnish additional collateral to a Fund sufficient to maintain the value of the collateral equal to at least 100% of the value of the loaned securities. The lending agent receives a pre-negotiated percentage of the net earnings on the investment of the collateral. A Fund will not lend portfolio securities to: (a) any “affiliated person” (as that term is defined in the 1940 Act) of any Fund; (b) any affiliated person of the Adviser; or (c) any affiliated person of such an affiliated person. During the time portfolio securities are on loan, the borrower will pay the Fund any dividends or interest paid on such securities plus any fee negotiated between the parties to the lending agreement. Loans will be subject to termination by the Funds or the borrower at any time. While a Fund will not have the right to vote securities on loan, they intend to terminate loans and regain the right to vote if that is considered important with respect to the investment. A Fund will enter into loan arrangements only with broker-dealers, banks, or other institutions that either the Adviser or the lending agent has determined are creditworthy under guidelines established by the Board. Although these loans are fully collateralized, there are risks associated with securities lending. A Fund’s performance could be hurt if a borrower defaults or becomes insolvent, or if the Fund wishes to sell a security before its return can be arranged. The return on invested cash collateral will result in gains and losses for the Funds. Each Fund will limit its securities lending to 33-1/3% of its total assets.
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Limitations and Risks of Options and Futures Activity
Each Fund may engage in both hedging and non-hedging strategies. Although effective hedging can generally capture the bulk of a desired risk adjustment, no hedge is completely effective. A Fund’s ability to hedge effectively through transactions in futures and options depends on the degree to which price movements in the hedged asset correlate with price movements of the futures and options.
Non-hedging strategies typically involve special risks. The profitability of a Fund’s non-hedging strategies will depend on the ability of the Adviser to analyze both the applicable derivatives market and the market for the underlying asset or group of assets. Derivatives markets are often more volatile than corresponding securities markets and a relatively small change in the price of the underlying asset or group of assets can have a magnified effect upon the price of a related derivative instrument.
Derivatives markets also are often less liquid than the market for the underlying asset or group of assets. Some positions in futures and options may be closed out only on an exchange that provides a secondary market. There can be no assurance that a liquid secondary market will exist for any particular futures contract or option at any specific time. Thus, it may not be possible to close such an option or futures position prior to maturity. The inability to close options and futures positions also could have an adverse impact on a fund’s ability to effectively carry out its derivative strategies and might, in some cases, require the fund to deposit cash to meet applicable margin requirements.
Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract or an option on a futures contract can vary from the previous day’s settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.
If a Fund were unable to liquidate a futures contract or an option on a futures position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to maintain cash or securities in a segregated account.
Historically, advisers of registered investment companies trading commodity interests (such as futures contracts, options on futures contracts, and swaps), including the Funds, have been excluded from regulation as Commodity Pool Operators (“CPOs”) pursuant to Commodity Futures Trading Commission (“CFTC”) Regulation 4.5. In February 2012, the CFTC announced substantial amendments to the permissible exclusions, and to the conditions for reliance on the permissible exclusions, from registration as a CPO. To qualify for an exclusion under these amendments to CFTC Regulation 4.5, if a Fund uses commodity interests (such as futures contracts, options on futures contracts, and swaps) other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish these positions, determined at the time the most recent position was established, may not exceed 5% of the fund’s NAV (after taking into account unrealized profits and unrealized losses on any such positions and excluding the amount by which options that are “in-the-money” at the time of purchase are “in-the-money”) or, alternatively, the aggregate net notional value of those positions, determined at the time the most recent position was established, may not exceed 100% of the fund’s NAV (after taking into account unrealized profits and unrealized losses on any such positions). In addition, to qualify for an exclusion, a Fund must satisfy a marketing test, which requires, among other things, that a fund not hold itself out as a vehicle for trading commodity interests. The amendments to CFTC Regulation 4.5 became effective on April 24, 2012. The regulatory requirements could change at any time and additional regulations could also be adopted, which may adversely affect the Funds.
The Adviser currently claims an exclusion (under CFTC Regulation 4.5) from registration as a CPO with respect to the Funds and, in its management of the Funds, intends to comply with one of the two alternative trading limitations described above and the marketing limitation. Complying with the trading limitations may restrict the Adviser’s ability to use derivatives as part of the Funds’ investment strategies. Although the Adviser expects to be able to execute the Funds’ investment strategies within the limitations, a Fund’s performance could be adversely affected. In addition, new rules may limit the availability of certain derivatives, may make the use of derivatives by portfolios more costly and may otherwise adversely impact the performance and value of derivatives.
Liquidity Determinations
A Fund may invest up to 15% of its net assets in illiquid investments. Rule 22e-4 under the 1940 Act defines illiquid investments as investments that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment.
Illiquid investments include investments subject to contractual or legal restrictions on resale (e.g., because they have not been registered under the 1933 Act and securities that are otherwise not readily marketable (e.g., because trading in the investments is suspended or because market makers do not exist or will not entertain bids or offers). Investments that have not been registered under the 1933 Act
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are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Foreign securities that are freely tradable in their principal markets are not considered to be illiquid.
Restricted and other illiquid investments may be subject to the potential for delays on resale and uncertainty in valuation. A Fund might be unable to dispose of illiquid investments promptly or at reasonable prices and might thereby experience difficulty in satisfying redemption requests from shareholders. A Fund might have to register restricted investments in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of investments.
A large institutional market exists for certain securities that are not registered under the 1933 Act, including foreign securities. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments. Rule 144A under the 1933 Act allows such a broader institutional trading market for securities otherwise subject to restrictions on resale to the general public.
Rule 144A establishes a “safe harbor” from the registration requirements of the 1933 Act for resale of certain securities to qualified institutional buyers. Rule 144A has produced enhanced liquidity for many restricted securities, and market liquidity for such securities may continue to expand as a result of this regulation and the consequent existence of the PORTAL system, which is an automated system for the trading, clearance, and settlement of unregistered securities of domestic and foreign issuers sponsored by the Financial Industry Regulatory Authority, Inc. (“FINRA”).
Under guidelines adopted by the Trust’s Board, the Adviser may determine that particular Rule 144A securities, and commercial paper issued in reliance on the private placement exemption from registration afforded by Section 4(a)(2) of the 1933 Act, are liquid even though they are not registered. A determination of whether such a security is liquid or not is a question of fact. In making this determination, the Adviser will consider, as it deems appropriate under the circumstances and among other factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers willing to purchase or sell the security; (3) the number of other potential purchasers of the security; (4) dealer undertakings to make a market in the security; (5) the nature of the security (e.g., debt or equity, date of maturity, terms of dividend or interest payments, and other material terms) and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer); and (6) the rating of the security and the financial condition and prospects of the issuer. In the case of commercial paper, the Adviser will also determine that the paper (1) is not traded flat or in default as to principal and interest and (2) is rated in one of the two highest rating categories by at least two National Statistical Rating Organizations (“NRSROs”) or, if only one NRSRO rates the security, by that NRSRO, or, if the security is unrated, the Adviser determines that it is of equivalent quality.
Rule 144A securities and Section 4(a)(2) commercial paper that have been deemed liquid as described above will continue to be monitored by the Adviser to determine if the security is no longer liquid as the result of changed conditions. Investing in Rule 144A securities or Section 4(a)(2) commercial paper could have the effect of increasing the amount of a Fund’s assets invested in illiquid investments if institutional buyers are unwilling to purchase such securities.
The Funds have adopted a liquidity risk management program designed to meet the requirements of the rules under the 1940 Act related to liquidity.
Loan Interests and Direct Debt Instruments (“Bank Loans”)
Each Fund may invest in loan interests and direct debt instruments, which are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates (in the case of loans and loan participations), to suppliers of goods or services (in the case of trade claims or other receivables) or to other parties. These investments involve a risk of loss in case of the default, insolvency, or bankruptcy of the borrower.
Loans normally are not registered with the SEC or any state securities commission or listed on any securities exchange. As a result, there is typically less public information available about a specific loan than there would be if the loan were registered or traded on exchange. Loans also may not be considered “securities,” and purchasers, such as the Funds, may not be entitled to rely on the anti-fraud protections of the federal securities laws with respect to any loans they own in the event of fraud or misrepresentation by a borrower.
A Fund may come into possession of material non-public information about a borrower as a result of its ownership of a loan or other debt instrument of such borrower. Because of prohibitions on trading in securities of issuers while possessing such information, a Fund might be unable to enter into a transaction in a publicly traded security of that borrower when it would otherwise be advantageous to do so.
Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower for payment of interest and repayment of principal. If scheduled interest or principal payments are not made, or are not made in a timely manner, the value of the instrument may be adversely affected. Loans that are fully secured provide more protections than unsecured loans in the event of failure to make scheduled interest or principal payments. However, there is no assurance that the liquidation of collateral
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from a secured loan would satisfy the borrower’s obligation, or that the collateral could be liquidated. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may only pay a small fraction of the amount owed. Direct indebtedness of developing countries also involves a risk that the governmental entities responsible for the repayment of the debt may be unable, or unwilling, to pay interest and repay principal when due.
Investments in loans through direct assignment of a financial institution’s interests with respect to a loan may involve additional risks, such as a loan foreclosure and costs and liabilities associated with owning and disposing of the collateral. In addition, it is possible that a purchaser could be held liable as a co-lender. Direct debt instruments also may involve a risk of insolvency of the lending bank or other intermediary.
A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. Unless the purchaser has direct recourse against the borrower, the purchaser may have to rely on the agent to apply appropriate credit remedies against a borrower under the terms of the loan or other indebtedness. If assets held by the agent for the benefit of a purchaser were determined to be subject to the claims of the agent’s general creditors, the purchaser might incur certain costs and delays in realizing payment on the loan or loan participation and could suffer a loss of principal or interest.
Direct indebtedness may include letters of credit, revolving credit facilities, or other standby financing commitments that obligate purchasers to make additional cash payments on demand. These commitments may have the effect of requiring a purchaser to increase its investment in a borrower at a time when it would not otherwise have done so, even if the borrower’s condition makes it unlikely that the amount will ever be repaid.
For purposes of Fund investment limitations, a Fund generally will treat the borrower as the “issuer” of indebtedness held by the Fund. In the case of loan participations where a bank or other lending institution serves as financial intermediary between a fund and the borrower, if the participation does not shift to the Fund the direct debtor-creditor relationship with the borrower, SEC interpretations require the Fund, in some circumstances, to treat both the lending bank or other lending institution and the borrower as “issuers” for purposes of the Fund’s investment policies. Treating a financial intermediary as an issuer of indebtedness may restrict a Fund’s ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.
Loans may have extended settlement periods. Accordingly, the proceeds from the sale of a loan may not be available to make additional investments or to meet redemption obligations until potentially a substantial period after the sale of the loan. The extended trade settlement periods could force a Fund to liquidate other securities to meet redemptions and may present a risk that the Fund may incur losses in order to timely honor redemptions.
Certain of the debt obligations (including municipal securities, certificates of participation, commercial paper, and other short-term obligations) that the Funds may purchase may be backed by an unconditional and irrevocable letter of credit of a bank, savings and loan association, or insurance company which assumes the obligation for payment of principal and interest in the event of default by the issuer. Only banks, savings and loan associations and insurance companies which, in the opinion of the Adviser, are of comparable quality to issuers of other permitted investments of a Fund, may be used for letter of credit-backed investments.
Master Demand Notes
Each Fund may invest in master demand notes, which are obligations that permit the investment of fluctuating amounts by each Fund, at varying rates of interest using direct arrangements between the Fund, as lender, and the borrower. These notes permit daily changes in the amounts borrowed. Each Fund has the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount, and the borrower may repay up to the full amount of the note without penalty. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. Because master demand notes are direct lending arrangements between the lender and borrower, these instruments generally will not be traded, and there, generally, is no secondary market for these notes, although they are redeemable (and immediately repayable by the borrower) at face value, plus accrued interest, at any time. The Adviser will invest a Fund’s assets in master demand notes only if the Board or its delegate has determined that they are of credit quality comparable to the debt securities in which the Fund generally may invest.
Mortgage-Backed Securities
Each Fund may invest in mortgage-backed securities. Mortgage-backed securities include, but are not limited to, securities issued by the Government National Mortgage Association (“Ginnie Mae,” also known as “GNMA”), Federal National Mortgage Association (“Fannie Mae”), and Federal Home Loan Mortgage Corporation (“Freddie Mac”). These securities represent ownership in a pool of mortgage loans. They differ from conventional bonds in that principal is paid back to the investor as payments are made on the underlying mortgages in the pool. Accordingly, a Fund receives monthly scheduled payments of principal and interest along with any
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unscheduled principal prepayments on the underlying mortgages. Because these scheduled and unscheduled principal payments must be reinvested at prevailing interest rates, mortgage-backed securities do not provide an effective means of locking in long-term interest rates for the investor. Like other fixed income securities, when interest rates rise, the value of mortgage-backed securities with prepayment features will generally decline. In addition, when interest rates are declining, the value of mortgage-backed securities with prepayment features may not increase as much as other fixed income securities. The weighted average life of such securities is likely to be substantially shorter than the stated final maturity as a result of scheduled principal payments and unscheduled principal prepayments.
Ginnie Mae is a government-owned corporation that is an agency of the U.S. Department of Housing and Urban Development. It guarantees, with the full faith and credit of the United States, full and timely payment of all monthly principal and interest on its mortgage-backed securities. Until recently, Fannie Mae and Freddie Mac were government-sponsored corporations owned entirely by private stockholders. Both issue mortgage-related securities that contain guarantees as to timely payment of interest and principal but that are not backed by the full faith and credit of the U.S. government. The value of the companies’ securities fell sharply in 2008 due to concerns that the firms did not have sufficient capital to offset losses. The U.S. Treasury has historically had the authority to purchase obligations of Fannie Mae and Freddie Mac. In addition, in 2008, due to capitalization concerns, Congress provided the U.S. Treasury with additional authority to lend Fannie Mae and Freddie Mac emergency funds and to purchase the companies’ stock, as described below. In September 2008, the U.S. Treasury and the Federal Housing Finance Agency (“FHFA”) announced that Fannie Mae and Freddie Mac had been placed in conservatorship.
Since that time, Fannie Mae and Freddie Mac have received significant capital support through U.S. Treasury preferred stock purchases and Federal Reserve (“Fed”) purchases of their mortgage-backed securities. While the Fed’s purchases have terminated, the U.S. Treasury announced in December 2009 that it would continue its support for the entities’ capital as necessary to prevent a negative net worth. From the time Fannie Mae and Freddie Mac were placed into conservatorship through the fourth quarter of 2017, Fannie Mae and Freddie Mac have required U.S. Treasury support of approximately $187.5 billion through draws under the preferred stock purchase agreements. Fannie Mae and Freddie Mac also have paid the U.S. Treasury approximately $278.8 billion in aggregate cash dividends. However, such payments do not constitute a repayment of the draws Fannie Mae and Freddie Mac received from the U.S. Treasury. In the first quarter of 2018, Fannie Mae and Freddie Mac each reported that the passage of the Tax Cuts and Jobs Act in December 2017 had resulted in a decrease in the value of their deferred tax assets. As a result, Fannie Mae and Freddie Mac reported net losses during the fourth quarter of 2017, and indicated that they would request draws from the U.S. Treasury in the amount of $3.7 billion and $0.3 billion, respectively. Accordingly, no assurance can be given that the Fed, U.S. Treasury or FHFA initiatives will ensure that Fannie Mae or Freddie Mac will remain successful in meeting their obligations with respect to the debt and mortgage-backed securities they issue. Moreover, there remains significant uncertainty as to whether (or when) Fannie Mae and Freddie Mac will emerge from conservatorship, which has no specified termination date. Fannie Mae and Freddie Mac also are the subject of several continuing class action lawsuits and investigations by federal regulators, which (along with any resulting financial restatements) may adversely affect the guaranteeing entities. The future of Fannie Mae and Freddie Mac is in question as Congress is considering several pieces of legislation that would reform Fannie Mae and Freddie Mac, proposing to address their structure, mission, portfolio limits and guarantee fees, among other issues. The potential impact of these developments is unclear, but could cause a Fund to lose money.
Each Fund also may invest in mortgage-backed securities that include collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities (“CMBSs”), stripped mortgage-backed securities (“SMBSs”), interest-only commercial mortgage-backed securities (“CMBS IOs”), and mortgage dollar rolls.
CMOs are obligations fully collateralized by a portfolio of mortgages or mortgage-related securities. CMOs are divided into pieces (tranches) with varying maturities. The cash flow from the underlying mortgages is used to pay off each tranche separately. CMOs are designed to provide investors with more predictable cash flows than regular mortgage securities, but such cash flows can be difficult to predict because of the effect of prepayments. Failure to accurately predict prepayments can adversely affect a Fund’s return on these investments. CMOs also may be less marketable than other securities.
CMBSs include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property, such as industrial and warehouse properties, office buildings, retail space and shopping malls, apartments, hotels and motels, nursing homes, hospitals, and senior living centers. Many of the risks of investing in commercial mortgage- backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. In addition, commercial properties, particularly industrial and warehouse properties, are subject to environmental risks and the burdens and costs of compliance with environmental laws and regulations. CMBSs may be less liquid and exhibit greater price volatility than other types of mortgage-backed securities.
SMBSs are derivative multi-class mortgage securities. SMBSs may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial
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banks, investment banks, and special purpose entities of the foregoing. SMBSs are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund’s yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories. Although SMBSs are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, established trading markets for these types of securities are not as developed and, accordingly, these securities may be deemed “illiquid” and subject to a Fund’s limitations on illiquid investments. CMBS IOs are similar to the SMBSs described above, but are contrasted by being backed by loans that have various forms of prepayment protection, which include lock-out provisions, yield maintenance provisions, and prepayment penalties. Therefore, they generally have less prepayment risk than SMBSs, and also are less sensitive to interest rate changes. CMBS IOs are subject to default-related prepayments that may have a negative impact on yield.
In mortgage dollar roll transactions, a Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to purchase substantially similar securities on a specified future date. While the Fund would forego principal and interest paid on the mortgage-backed securities during the roll period, the Fund would be compensated by the difference between the current sales price and the lower price for the future purchase as well as by any interest earned on the proceeds of the initial sale. At the time a Fund enters into a mortgage dollar roll, it designates on its books and records cash or liquid securities to secure its obligation for the forward commitment to buy mortgage-backed securities. Mortgage dollar roll transactions may be considered a borrowing by a Fund. The mortgage dollar rolls entered into by a Fund may be used as arbitrage transactions in which the Fund will maintain an offsetting position in investment grade debt obligations or repurchase agreements that mature on or before the settlement date on the related mortgage dollar roll. Because a Fund will receive interest on the securities or repurchase agreements in which it invests the transaction proceeds, such transactions may involve leverage.
Municipal Lease Obligations
Each Fund may invest in municipal lease obligations, installment purchase contract obligations and certificates of participation in such obligations (collectively, “lease obligations”). Lease obligations do not constitute general obligations of the municipality for which the municipality’s taxing power is pledged, although lease obligations are ordinarily backed by a municipality’s covenant to budget for the payments due under the lease obligation.
Certain lease obligations contain “non-appropriation” clauses, which provide that the municipality has no obligation to make lease obligation payments in future years unless money is appropriated for such purpose on a yearly basis. Although “non-appropriation” lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. In evaluating a potential investment in such a lease obligation, the Adviser will consider: (1) the credit quality of the obligor; (2) whether the underlying property is essential to a governmental function; and (3) whether the lease obligation contains covenants prohibiting the obligor from substituting similar property if the obligor fails to make appropriations for the lease obligation.
Non-Investment-Grade Securities or “Junk Bonds”
A Fund may invest directly or indirectly in or hold “junk bonds” or non-investment-grade securities. Non-investment-grade securities (i.e., BB or lower by S&P or Fitch, or Ba or lower by Moody’s or, if unrated, deemed to be of comparable quality by the Adviser) are speculative in nature, involve greater risk of default by the issuing entity, and may be subject to greater market fluctuations than higher rated fixed income securities. Non-investment grade bonds, sometimes referred to as “junk bonds,” are usually issued by companies without long track records of sales and earnings, or by those companies with questionable credit strength. The retail secondary market for these “junk bonds” may be less liquid than that of higher-rated securities and adverse conditions could make it difficult at times to sell certain securities or could result in lower prices than those used in calculating a Fund’s NAV. Also, there may be significant disparities in the prices quoted for “junk bonds” by various dealers. Under such conditions, a Fund may find it difficult to value its “junk bonds” accurately. A Fund’s investments in “junk bonds” may also be subject to greater credit risk because it may invest in debt securities issued in connection with corporate restructuring by highly- leveraged issuers or in debt securities not current in the payment of interest or principal or in default. If the issuer of a security is in default with respect to interest or principal payments, a Fund may lose its entire investment. Because of the risks involved in investing in below investment grade securities, an investment in a Fund that invests substantially in such securities should be considered speculative. “Junk bonds” may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, a Fund would have to replace the security with a lower-yielding security, resulting in a decreased return. Conversely, a “junk bond’s” value will decrease in a rising interest rate market, as will the value of a Fund’s assets. The credit rating of a below investment grade security does not necessarily address its market value risk and may not reflect its actual credit risk. Ratings and market value may change from time to time, positively or negatively, to reflect new
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developments regarding the issuer. If a Fund that invests in “junk bonds” experiences unexpected net redemptions, this may force it to sell its non-investment grade securities, without regard to their investment merits, thereby decreasing the asset base upon which a Fund’s expenses can be spread and possibly reducing the Fund’s rate of return.
Ratings represent a rating agency’s opinion regarding the quality of the security and are not a guarantee of quality. In addition, rating agencies may fail to make timely changes to credit ratings in response to subsequent events and a rating may become stale in that it fails to reflect changes in an issuer’s financial condition. For a more complete description of debt ratings, see Appendix B.
Options on Futures Contracts
Each Fund may invest in options on futures contracts to implement its investment strategy. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option.
The trading of options on futures contracts entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option. The risk of imperfect correlation, however, generally tends to diminish as the maturity date of the futures contract or expiration date of the option approaches. In addition, a Fund utilizing options on futures contracts is subject to the risk of market movements between the time that the option is exercised and the time of performance thereunder. This could increase the extent of any loss suffered by a Fund in connection with such transactions.
Each Fund may also purchase and write options on futures contracts with respect to each of their respective Index. The purchase of a call option on an index futures contract is similar in some respects to the purchase of a call option on such an index. For example, when a Fund is not fully invested, it may purchase a call option on an index futures contract to hedge against a market advance.
Options on Securities and Securities Indexes
Each Fund may purchase and sell options on securities or securities indexes to implement its investment strategy. There are two basic types of options: “puts” and “calls.” Each type of option can be used to establish either a long or a short position, depending upon whether a Fund is the purchaser or a writer of the option. A call option on a security, for example, gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying asset at the exercise price during the option period. Conversely, a put option on a security gives the purchaser the right to sell, and the writer of the option the obligation to buy, the underlying asset at the exercise price during the option period.
Purchased options have limited risk equal to the amount of the premium paid for the option. Such options afford the opportunity for gain corresponding to the increase or decrease in the value of the optioned asset. In general, a purchased put increases in value as the value of the underlying security falls and a purchased call increases in value as the value of the underlying security rises.
The principal reason to write options is to generate extra income (the premium paid by the buyer). Written options have varying degrees of risk. An uncovered written call option theoretically carries unlimited risk, as the market price of the underlying asset could rise far above the exercise price before its expiration. This risk is tempered when the call option is covered; that is, when the option writer owns the underlying asset. In this case, the writer runs the risk of the lost opportunity to participate in the appreciation in value of the asset rather than the risk of an out-of-pocket loss. A written put option has defined risk; that is, the difference between the agreed-upon price that a Fund must pay to the buyer upon exercise of the put and the value, which could be zero, of the asset at the time of exercise.
The obligation of the writer of an option continues until the writer effects a closing purchase transaction or until the option expires. To secure its obligation to deliver the underlying asset in the case of a call option, or to pay for the underlying asset in the case of a put option, a covered writer is required to deposit in escrow the underlying security or other assets in accordance with the rules of the applicable clearing corporation and exchanges.
Among the options that a Fund may purchase or sell are options on a securities index. In general, options on an index of securities are similar to options on the securities themselves, except that delivery requirements are different. For example, a put option on an index of securities does not give the holder the right to make actual delivery of a basket of securities, but instead gives the holder the right to receive an amount of cash upon exercise of the option if the value of the underlying index has fallen below the exercise price. The amount of cash received will be equal to the difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple. As with options on equity securities, or futures contracts, a Fund may offset its position in index options prior to expiration by entering into a closing transaction on an exchange or it may let the option expire unexercised.
A securities index assigns relative values to the securities included in the index and the index options are based on a broad market index. In connection with the use of such options, a Fund may cover its position by identifying assets having a value equal to the aggregate face value of the option position taken.
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Indexed securities are instruments whose prices are indexed to the prices of other securities, securities indices, commodities indices, currencies, precious metals or other commodities, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic.
Inflation-protected securities, for example, can be indexed to a measure of inflation, such as the Consumer Price Index (“CPI”).
Commodity-indexed securities, for example, can be indexed to a commodities index such as the Dow Jones-UBS Commodity Index Total Return.
The performance of indexed securities depends to a great extent on the performance of the security, currency, commodity, or other instrument or measure to which they are indexed, and also may be influenced by interest rate changes in the United States and abroad. Indexed securities may be more volatile than the underlying instruments or measures. Indexed securities also are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer’s creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, the U.S. Treasury and certain other U.S. government agencies. In calculating a Fund’s dividends, index-based adjustments may be considered income.
Periodic Auction Reset Bonds
Each Fund may invest in periodic auction reset bonds, which are bonds whose interest rates are reset periodically through an auction mechanism. For purposes of calculating the portfolio weighted average maturity of each Fund, the maturity of periodic auction reset bonds will be deemed to be the next interest reset date, rather than the remaining stated maturity of the instrument.
Periodic auction reset bonds, similar to short-term debt instruments, are generally subject to less interest rate risk than long-term fixed rate debt instruments because the interest rate will be periodically reset in a market auction. Periodic auction reset bonds with a long remaining stated maturity (i.e., ten years or more), however, could have greater market risk than fixed short-term debt instruments, arising from the possibility of auction failure or insufficient demand at an auction, resulting in greater price volatility of such instruments compared to fixed short-term bonds.
Preferred Stocks
Each Fund may invest in preferred stocks, which represent a class of capital stock. Generally, preferred stock has a specified dividend and ranks after bonds and before common stocks in its claim on income for dividend payments and on assets should the company be liquidated. Preferred stockholders do not ordinarily enjoy any of the voting rights of common stockholders. Most preferred stock is cumulative, meaning that if dividends are passed (not paid for any reason), they accumulate and must be paid before common dividends. Typically, a preferred stock pays a fixed dividend that does not fluctuate, although the company does not have to pay this dividend if it lacks the financial ability to do so. However, an adjustable-rate preferred stock pays a dividend that is adjustable, usually quarterly, based on changes in the U.S. Treasury bill rate or other money market rates. A convertible preferred stock is exchangeable for a given number of common shares and thus tends to be more volatile than nonconvertible preferred, which behaves more like a fixed income bond. The main benefit to owning preferred stock is that the investor has a greater claim on the company’s assets than common stockholders. Preferred stockholders always receive their dividends, and in the event the company goes bankrupt, are paid off before common stockholders. The Fund may purchase preferred stock where the issuer has omitted, or is in danger of omitting, payment of its dividend. Such investments would be made primarily for their capital appreciation potential.
Private Placements
Each Fund may invest in securities that are not registered under the 1933 Act (“restricted securities”). Restricted securities may be sold in private placement transactions between issuers and their purchasers and may be neither listed on an exchange nor traded in other established markets. In many cases, privately placed securities may not be freely transferable under the laws of the applicable jurisdiction or due to contractual restrictions on resale. As a result of the absence of a public trading market, privately placed securities may be less liquid and more difficult to value than publicly traded securities. To the extent that privately-placed securities may be resold in privately-negotiated transactions, the prices realized from the sales, due to illiquidity, could be less than those originally paid by the Fund or less than their fair market value. In addition, issuers whose securities are not publicly-traded may not be subject to the disclosure and other investor protection requirements that may be applicable if their securities were publicly traded. Certain of the Fund’s investments in private placements may consist of direct investments and may include investments in smaller, less seasoned issuers, which may involve greater risks. These issuers may have limited product lines, markets or financial resources, or they may be dependent on a limited management group. In making investments in such securities, a Fund may obtain access to material nonpublic information, which may restrict the Fund’s ability to conduct portfolio transactions in such securities.
Some of these securities are new and complex, and trade only among institutions; the markets for these securities are still developing, and may not function as efficiently as established markets. Because there may not be an established market price for these securities, the Fund may have to estimate their value. Transactions in restricted or illiquid investments may entail registration expense and other
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transaction costs that are higher than those for transactions in unrestricted or liquid securities. Where registration is required for restricted or illiquid investments, a considerable time period may elapse between the time the Fund decides to sell the security and the time it is actually permitted to sell the security under an effective registration statement. If during such period, adverse market conditions were to develop, the Fund might obtain less-favorable pricing terms that when it decided to sell the security.
Put Bonds
Each Fund may invest in securities, the interest on which is excludable from gross income for federal income tax purposes (tax exempt securities) (including securities with variable interest rates) that may be redeemed or sold back (“put”) to the issuer of the security or a third party prior to stated maturity (“put bonds”). Such securities will normally trade as if maturity is the earlier put date, even though stated maturity is longer. Under a Fund’s portfolio allocation procedure, maturity for put bonds is deemed to be the date on which the put becomes exercisable.
Recent Market Conditions and Events
Global economies and financial markets are increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely affect issuers in another country or region. Geopolitical and other risks, including war, terrorism, trade disputes, political or economic dysfunction within some nations, public health crises and related geopolitical events, as well as environmental disasters such as earthquakes, fires, and floods, may add to instability in world economies and markets generally. Changes in trade policies and international trade agreements could affect the economies of many countries in unpredictable ways. Likewise, systemic market dislocations of the kind that occurred during the financial crisis that began in 2008, if repeated, would be highly disruptive to economies and markets, adversely affecting individual companies and industries, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of a Fund’s investments.
Political and diplomatic events within the United States, including a contentious domestic political environment, changes in political party control of one or more branches of the U.S. government, the U.S. government's inability at times to agree on a long-term budget and deficit reduction plan, the threat of a U.S. government shutdown, and disagreements over, or threats not to increase, the U.S. government's borrowing limit (or “debt ceiling”), as well as political and diplomatic events abroad, may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. A downgrade of the ratings of U.S. government debt obligations, or concerns about the U.S. government's credit quality in general, could have a substantial negative effect on the U.S. and global economies. Moreover, although the U.S. government has honored its credit obligations, there remains a possibility that the United States could default on its obligations. The consequences of such an unprecedented event are impossible to predict, but it is likely that a default by the United States would be highly disruptive to the U.S. and global securities markets and could significantly impair the value of the Funds’ investments.
Certain illnesses spread rapidly and have the potential to significantly and adversely affect the global economy and the value of a Fund’s investments. Outbreaks of illnesses and diseases, such as severe acute respiratory syndrome (SARS), influenza of various types and, most recently, COVID-19, or other similarly infectious diseases, may have material adverse impacts on a Fund and its performance. Epidemics and/or pandemics, such as COVID-19, have and may further result in, among other things, border closings and other significant travel restrictions and disruptions, significant disruptions to business operations, supply chains and customer activity, significant challenges to healthcare service preparation and delivery, and quarantines and stay-at-home orders, as well as general concern and uncertainty that has negatively affected the economic environment. These impacts have caused significant volatility and declines in global financial markets, which have caused losses for investors. The impact of COVID-19, and other epidemics and/or pandemics that may arise in the future, and may affect the economies of many nations, individual companies and the global securities and commodities markets, including their liquidity, in ways that cannot necessarily be foreseen at the present time. Historical patterns of correlation among asset classes may break down in unanticipated ways during times of high volatility, disrupting investment programs and potentially causing losses. The impact of public health crises, including COVID-19, may continue to last for an extended period of time.
The U.S. government and certain foreign central banks have taken a variety of unprecedented actions to stabilize the economy and calm the financial markets and may continue to do so, but the ultimate impact of these efforts and interventions is uncertain. In the future, the U.S. government or other governments may take actions that could affect the overall economy as well as the securities in which a Fund invests, the markets in which they trade, or the issuers of such securities, in ways that cannot necessarily be foreseen at the present time. Governmental and quasi-governmental authorities and regulators throughout the world, such as the U.S. Federal Reserve (the “Fed”), have in the past responded to major economic disruptions with a variety of significant fiscal and monetary policy changes, including but not limited to, direct capital infusions into companies, new monetary programs, and changes to interest rates. Certain of those policy changes, for example, were implemented in response to the COVID-19 pandemic. The Fed has spent hundreds of billions of dollars to keep credit flowing through short-term money markets since mid-September 2019 when a shortage of liquidity caused a spike in overnight borrowing rates, and again in 2020 with large stimulus initiatives intended to respond to economic stresses stemming from the COVID-19 pandemic. The impact of infectious diseases in developing and emerging market countries, however, may be
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greater due to less established health care systems and fewer government resources to bolster their economies. Public health crises may exacerbate other pre-existing political, social, and economic risks in certain countries.
Instability in the global capital markets may result in disruptions in liquidity in the debt capital markets, significant write-offs in the financial services sector (including banking), the repricing of credit risk in credit markets and the failure of domestic and international financial institutions. Precise interest rate predictions are difficult to make, and interest rates may change unexpectedly and dramatically in response to extreme changes in market or economic conditions. As a result, the value of fixed income securities may vary widely under certain market conditions and may result in heightened market volatility and a decline in the value of a Fund’s portfolio. Changes in government policies or central banks could negatively affect the value and liquidity of a Fund’s investments and cause it to lose money. The markets could react strongly to expectations for changes in government policies, which could increase volatility, especially if the market’s expectations are not borne out. There can be no assurance that the initiatives undertaken by governments and central banks will be successful.
COVID-19, and future epidemics or pandemics, could also impair the information technology and other operational systems upon which a Fund’s service providers rely, and could otherwise disrupt the ability of a Fund’s service providers to perform essential tasks. These could impair a Fund’s ability to maintain operational standards (such as with respect to satisfying redemption requests), disrupt the operations of a Fund’s service providers, and negatively impact a Fund’s performance. In certain cases, an exchange or market may close or issue trading halts on either specific securities or even the entire market, which may result in a Fund being, among other things, unable to buy or sell certain securities or financial instruments or accurately value its investments.
Markets generally and the energy sector specifically, including MLPs and energy companies in which a Fund may invest, may also be adversely impacted by reduced demand for oil and other energy commodities as a result of a slowdown in economic activity and by price competition among key oil producing countries. In the recent past, global oil prices have declined significantly and experienced significant volatility, including a period where an oil-price futures contract fell into negative territory for the first time in history, as demand for oil has slowed and oil storage facilities reach their storage capacities. Although the Organization of Petroleum Exporting Countries (OPEC) and other oil-producing countries responded, oil price volatility may adversely impact MLPs and energy infrastructure companies. Such companies’ growth prospects and ability to pay dividends may be negatively impacted, which could adversely impact a Fund's performance. Additionally, an extended period of reduced oil prices may significantly lengthen the time the energy sector would need to recover after a stabilization of prices.
Some countries, including the United States, are adopting more protectionist trade policies and are moving away from the tighter financial industry regulations that followed the 2008 financial crisis. The United States may also be considering significant new investments in infrastructure and national defense which, coupled with potentially lower federal taxes, could lead to sharply increased government borrowing and higher interest rates. The exact shape of these policies is still being considered through the political process, but the equity and debt markets may react strongly to expectations, which could increase volatility, especially if the market’s expectations for changes in government policies are not borne out.
High public debt in the United States and other countries creates ongoing systemic and market risks and policymaking uncertainty. There may be additional increases in the amount of debt due to the economic effects of the COVID-19 pandemic. Because there is little precedent for this situation, it is difficult to predict the impact on various markets. Over the longer term, rising interest rates may present a greater risk than has historically been the case due to the recent period of historically low rates, the effect of government fiscal and monetary policy initiatives, and potential market reactions to those initiatives.
Some countries where economic conditions are still recovering from the 2008 crisis are perceived as still fragile. The crisis caused strains among countries in the euro-zone that have not been fully resolved, and it is not yet clear what measures, if any, European Union (“EU”) or individual country officials may take in response. Withdrawal of government support, failure of efforts in response to the strains, or investor perception that such efforts are not succeeding could adversely impact the value and liquidity of certain securities and currencies.
In addition, global climate change may have an adverse effect on property and security values. A rise in sea levels, an increase in powerful windstorms and/or a storm-driven increase in flooding could cause coastal properties to lose value or become unmarketable altogether. Large wildfires driven by high winds and prolonged drought may devastate entire communities and may be very costly to any business found to be responsible for the fire or conducting operations in affected areas. These losses could adversely affect corporate borrowers and mortgage lenders, the value of mortgage-backed securities, the bonds of municipalities that depend on tax revenues and tourist dollars generated by such properties, and insurers of the property and/or of corporate, municipal, or mortgage-backed securities. Since property and security values are driven largely by buyers’ perceptions, it is difficult to know the time period over which these effects might unfold. Economists warn that, unlike previous declines in the real estate market, properties in affected coastal zones may never recover their value. Regulatory changes and divestment movements tied to concerns about climate change could adversely affect the value of certain land and the viability of industries whose activities or products are seen as accelerative to climate change.
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Some market participants have expressed concern that passively managed index funds and other indexed products inflate the value of their component securities. If the component securities in such indices decline in value for this and other reasons, the value of a Fund’s investments in these securities will also decline.
Russia’s invasion of Ukraine, and corresponding events in late February 2022, have had, and could continue to have, severe adverse effects on regional and global economic markets for securities and commodities. Following Russia’s actions, various governments, including the United States, have issued broad-ranging economic sanctions against Russia, including, among other actions, a prohibition on doing business with certain Russian companies, large financial institutions, officials and oligarchs; the removal by certain countries and the EU of selected Russian banks from the Society for Worldwide Interbank Financial Telecommunications (SWIFT), the electronic banking network that connects banks globally; and restrictive measures to prevent the Russian Central Bank from undermining the impact of the sanctions. The current events, including sanctions and the potential for future sanctions, including any impacting Russia’s energy sector, and other actions, and Russia’s retaliatory responses to those sanctions and actions, may continue to adversely impact the Russian and Ukrainian economies and may result in the further decline of the value and liquidity of Russian and Ukrainian securities, a continued weakening of the ruble and hryvnia and continued exchange closures, and may have other adverse consequences on the Russian and Ukrainian economies that could impact the value of these investments and impair the ability of the Fund to buy, sell, receive or deliver those securities. Moreover, those events have, and could continue to have, an adverse effect on global markets performance and liquidity, thereby negatively affecting the value of a Fund’s investments beyond any direct exposure to Russian and Ukrainian issuers. The duration of ongoing hostilities and the vast array of sanctions and related events cannot be predicted. Those events present material uncertainty and risk with respect to markets globally and the performance of the Funds and their investments or operations could be negatively impacted.
Risks Related to Cybersecurity. The Funds and their service providers have administrative and technical safeguards in place with respect to information security. Nevertheless, the Funds and their service providers are potentially susceptible to operational and information security risks resulting from a cyber-attack as the Funds are highly dependent upon the effective operation of their computer systems and those of their business partners. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, denial of service on websites and other operational disruption and unauthorized release of confidential customer information. Cyber-attacks affecting the Adviser, Victory Capital Services, Inc. (the “Distributor,”), the Funds, the custodian, the transfer agent, financial intermediaries and other affiliated or third-party service providers may adversely affect the Funds and their shareholders. For instance, cyber-attacks may interfere with the processing of Fund transactions, including the processing of orders, impact a Fund’s ability to calculate net asset values, cause the release and possible destruction of confidential customer or business information, impede trading, subject a Fund and/or its service providers and intermediaries to regulatory fines and financial losses and/or cause reputational damage. Cybersecurity risks may also affect the issuers of securities in which a Fund invests, which may cause a Fund’s investments to lose value. A Fund may also incur additional costs for cybersecurity risk management in the future. Although the Funds and their service providers have adopted security procedures to minimize the risk of a cyber-attack, there can be no assurance that the Funds or their service providers will avoid losses affecting the Funds due to cyber-attacks or information security breaches in the future.
Responsible Investing Risk. A Fund may incorporate specific responsible, environmental, social and governance (“ESG”), impact or sustainability considerations into its investment objectives, strategies, and/or processes, as described in the applicable Fund's Prospectus. These considerations will vary depending on a Fund's particular investment strategy and the investment process followed by the particular investment team that manages the Fund. A team may include consideration of third-party research as well as consideration of proprietary research across the ESG risks and opportunities regarding an issuer. The investment team considers those ESG characteristics it deems relevant or additive when making investment decisions for a Fund. The ESG characteristics utilized in a Fund's investment process are anticipated to evolve over time and one or more characteristics may not be relevant with respect to all issuers that are eligible for investment.
ESG characteristics are not the sole considerations when making investment decisions for a Fund. Further, investors can differ in their views of what constitutes positive or negative ESG characteristics. As a result, a Fund may invest in issuers that do not reflect the beliefs and values with respect to ESG of any particular investor. ESG considerations may affect a Fund's exposure to certain companies or industries and a Fund may forego certain investment opportunities. While the Adviser views ESG considerations as having the potential to contribute to a Fund's long-term performance, there is no guarantee that such results will be achieved.
Brexit. The United Kingdom (“UK”) ceased to be a member of the EU on January 31, 2020 (“Brexit”). During a prescribed period (the “Transition Period”), certain transitional arrangements were in effect, such that the UK continued to be treated, in most respects, as if it were still a member of the EU, and generally remained subject to EU law. The Transition Period ended on December 31, 2020. On December 24, 2020, the EU and the UK reached an agreement in principle on the terms of certain agreements and declarations governing the ongoing relationship between the EU and the UK, including the EU-UK Trade and Cooperation Agreement (the “Agreement”). The Agreement entered into force on May 1, 2021. The Agreement is limited in its scope primarily to the trade of goods, transport, energy links and fishing, and uncertainties remain relating to certain aspects of the UK’s future economic, trading, and legal relationships with the EU and with other countries. The actual or potential consequences of Brexit, and the associated uncertainty, could
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adversely affect economic and market conditions in the UK, in the EU and its member states and elsewhere, and could contribute to instability in global financial markets.
The impact of such events on the Funds is difficult to predict but they may adversely affect the return on the Funds and their investments. There may be detrimental implications for the value of a Fund’s investments, its ability to enter into transactions or to value or realize such investments or otherwise to implement its investment program. It is possible that a Fund’s investments may need to be restructured to enable a Fund's objectives to be pursued fully. This may increase costs or make it more difficult for a Fund to pursue its investment objective.
The London Interbank Offered Rate (“LIBOR”). LIBOR has historically been the principal floating rate benchmark in the financial markets. However, LIBOR was discontinued as a floating rate benchmark after June 30, 2023. Then-existing LIBOR obligations have been transitioned or will transition to another benchmark, depending on the LIBOR currency and tenor. For some existing LIBOR-based obligations, the contractual consequences of the discontinuation of LIBOR may not be clear.
Non-LIBOR floating rate obligations, including obligations based on the Secured Overnight Financing Rate (“SOFR”), may have returns and values that fluctuate more than those of floating rate debt obligations that are based on LIBOR or other rates. Also, because SOFR and some alternative floating rates are relatively new market indexes, markets for certain non-LIBOR obligations may never develop or may not be liquid. Market terms for non-LIBOR floating rate obligations, such as the spread over the index reflected in interest rate provisions, may evolve over time, and prices of non-LIBOR floating rate obligations may be different depending on when they are issued and changing views about correct spread levels.
Various SOFR-based rates, including SOFR-based term rates, and various non-SOFR-based rates have developed in response to the discontinuation of U.S. dollar LIBOR, which may create various risks for the Funds and the financial markets more generally. There are non- LIBOR forward-looking floating rates that are not based on SOFR and that may be considered by participants in the financial markets as LIBOR alternatives. Unlike forward-looking SOFR-based term rates, such rates are intended reflect a bank credit spread component.
It is not clear how replacement rates for LIBOR--including SOFR-based rates and non-SOFR-based rates--will continue to develop and to what extent they will be used. There is no assurance that these replacement rates will be suitable substitutes for LIBOR, and thus the substitution of such rates for LIBOR could have an adverse effect on the Funds and the financial markets more generally. Concerns about market depth and stability could affect the development of non-SOFR-based term rates, and such rates may create various risks, which may or may not be similar to the risks relating to SOFR.
Repurchase Agreements
A Fund may enter into repurchase agreements. In a repurchase agreement, an investor (such as the Fund) purchases a security (known as the “underlying security”) from a securities dealer or bank. Any such dealer or bank must be deemed creditworthy by the Adviser. At that time, the bank or securities dealer agrees to repurchase the underlying security at a mutually agreed upon price on a designated future date. The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase prices may be the same, with interest at an agreed upon rate due to the Fund on repurchase. In either case, the income to the Fund generally will be unrelated to the interest rate on the underlying securities. Repurchase agreements must be “fully collateralized,” in that the market value of the underlying securities (including accrued interest) must at all times be equal to or greater than the repurchase price. Therefore, a repurchase agreement can be considered a loan collateralized by the underlying securities.
Repurchase agreements are generally for a short period of time, often less than a week, and will generally be used by a Fund to invest excess cash or as part of a temporary defensive strategy. Repurchase agreements that do not provide for payment within seven days will be treated as illiquid investments. In the event of a bankruptcy or other default by the seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying security and losses. These losses could result from: (a) possible decline in the value of the underlying security while the Fund is seeking to enforce its rights under the repurchase agreement; (b) possible reduced levels of income or lack of access to income during this period; and (c) expenses of enforcing its rights.
Regulation as a Commodity Pool Operator
The Funds have filed with the National Futures Association (“NFA”), a notice claiming an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act, as amended, and the rules of the Commodity Futures Trading Commission promulgated thereunder, with respect to the Funds’ operations. Accordingly, the Funds will not be subject to registration or regulation as a commodity pool.
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Securities of Other Investment Companies
General. Except as described in the following paragraphs, each Fund currently intends to limit its investments in securities issued by other investment companies so that, as determined immediately after a purchase of such securities is made: (1) not more than 5% of the value of a Fund’s total assets will be invested in the securities of any one investment company; (2) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group; and (3) not more than 3% of the outstanding voting stock of any one investment company will be owned by a Fund.
A Fund may also purchase and redeem shares issued by a money market fund without limit, provided that either: (1) the Fund pays no “sales charge” or “service fee” (as each of those terms is defined in the FINRA Conduct Rules); or (2) the Adviser waives its advisory fee in an amount necessary to offset any such sales charge or service fee.
Rule 12d1-4 under the 1940 Act permits a Fund, absent any other investment restrictions to the contrary and subject to the conditions of Rule 12d1-4, to invest in registered investment companies in excess of the limits set forth in Section 12(d) of the 1940 Act.
As a shareholder of an investment company, a Fund indirectly will bear its proportionate share of any management fees and other expenses paid by such investment company in addition to the fees and expenses a Fund bears directly in connection with its own operations. These securities represent interests in professionally managed portfolios that may invest in various types of instruments pursuant to a wide range of investment styles. A Fund would also bear the risk of all of the underlying investments held by the other investment company. An investment company may not achieve its investment objective.
Exchange-Traded Funds. (“ETFs”) are investment companies, many of which pursue investment objectives to achieve the same rate of return as a particular market index or commodity while trading throughout the day on an exchange. Certain ETFs are actively managed portfolios rather than being based upon an underlying index. ETF shares are sold initially in the primary market in units, often consisting of 50,000 or more shares (“creation units”). A creation unit represents a bundle of securities or commodities that replicates, or is a representative sample of, a particular index or commodity and that is deposited with the ETF. Once owned, the individual shares comprising each creation unit are traded on an exchange in secondary market transactions for cash. The secondary market for ETF shares allows them to be readily converted into cash, like commonly traded stocks. The combination of primary and secondary markets permits ETF shares to be traded throughout the day close to the value of the ETF’s underlying portfolio securities. A Fund would purchase and sell individual shares of ETFs in the secondary market. These secondary market transactions require the payment of commissions.
Unit Investment Trusts. (“UITs”) are investment companies that hold a fixed portfolio of securities until the fixed maturity date of the UIT. A Fund would generally only purchase UITs in the secondary market for cash, which would result in the payment of commissions.
Risk Factors Associated with Investments in ETFs and UITs. ETF and UIT shares are subject to the same risk of price fluctuation due to supply and demand as any other stock traded on an exchange, which means that a Fund could receive less from the sale of shares of an ETF or UIT it holds than it paid at the time it purchased those shares. Furthermore, there may be times when the exchange halts trading, in which case a Fund owning ETF or UIT shares would be unable to sell them until trading is resumed. There can be no assurance that an ETF or UIT will continue to meet the listing requirements of the exchange or that an active secondary market will develop for shares. In addition, because ETFs and UITs invest in a portfolio of common stocks or other instruments or commodities, the value of an ETF or UIT could decline if prices of those instruments or commodities decline. An overall decline of those instruments or commodities comprising an ETF’s or UIT’s benchmark index could have a greater impact on the ETF or UIT and investors than might be the case in an investment company with a more widely diversified portfolio. Losses could also occur if the ETF or UIT is unable to replicate the performance of the chosen benchmark index. There may be times when the market price for an ETF or UIT and its NAV vary significantly and a Fund may pay more than (premium) or less than (discount) NAV when buying shares on the secondary market. The market price of an ETF’s or UIT’s shares includes a “bid-ask spread” charged by the exchange specialists, market makers or other participants that trade the particular security. In times of severe market disruption, the bid-ask spread often increases significantly. This means that the shares may trade at a discount to NAV and the discount is likely to be greatest when the price of shares is falling fastest.
Other risks associated with ETFs and UITs include the possibility that: (i) an ETF’s or UIT’s distributions may decline if the issuers of the ETF’s or UIT’s portfolio securities fail to continue to pay dividends; and (ii) under certain circumstances, an ETF or UIT could be terminated. Should termination occur, the ETF or UIT could have to liquidate its portfolio securities when the prices for those securities are falling. In addition, inadequate or irregularly provided information about an ETF or UIT or its investments, because ETFs and UITs are generally passively managed, could expose investors in ETFs and UITs to unknown risks. Actively managed ETFs are also subject to the risk of underperformance relative to their chosen benchmark.
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Time Deposits and Variable Rate Notes
A Fund may invest in fixed time deposits, whether or not subject to withdrawal penalties. The commercial paper obligations, which the Fund may buy are unsecured and may include variable rate notes. The nature and terms of a variable rate note (i.e., a “Master Note”) permit the Fund to invest fluctuating amounts at varying rates of interest pursuant to a direct arrangement between the Fund as Lender, and the issuer, as borrower. It permits daily changes in the amounts borrowed. A Fund has the right at any time to increase, up to the full amount stated in the note agreement, or to decrease the amount outstanding under the note. The issuer may prepay at any time and without penalty any part of or the full amount of the note. The note may or may not be backed by one or more bank letters of credit. Because these notes are direct lending arrangements between the Fund and the issuer, it is not generally contemplated that they will be traded; moreover, there is currently no secondary market for them. Except as specifically provided in the Prospectus, there is no limitation on the type of issuer from whom these notes may be purchased; however, in connection with such purchase and on an ongoing basis, the Adviser will consider the earning power, cash flow and other liquidity ratios of the issuer, and its ability to pay principal and interest on demand, including a situation in which all holders of such notes made demand simultaneously. Variable rate notes are subject to the Fund’s investment restriction on illiquid investments unless such notes can be put back to the issuer on demand within seven days.
U.S. Government Obligations
These consist of various types of marketable securities issued by the U.S. Treasury e.g., bills, notes and bonds. Such securities are direct obligations of the U.S. government and differ mainly in the length of their maturity. Treasury bills, the most frequently issued marketable government security, have a maturity of up to one year and are issued on a discount basis. A Fund may also invest in Treasury Inflation-Protected Securities (“TIPS”). TIPS are special types of treasury bonds that were created in order to offer bond investors protection from inflation. The values of the TIPS are automatically adjusted to the inflation rate as measured by the Consumer Price Index (“CPI”). If the CPI goes up by half a percent, the value of the bond (the TIPS) would also go up by half a percent. If the CPI falls, the value of the bond does not fall because the government guarantees that the original investment will stay the same. TIPS decline in value when real interest rates rise. However, in certain interest rate environments, such as when real interest rates are rising faster than nominal interest rates, TIPS may experience greater losses than other fixed income securities with similar duration.
Obligations of U.S. government agencies and instrumentalities are not necessarily backed by the full faith and credit of the U.S. Treasury, but rather of the government agency or instrumentality itself (see “U.S. Government Agency Obligations,” below.) Although a Fund may hold securities that carry U.S. government guarantees, these guarantees do not extend to shares of the Fund itself and do not guarantee the market prices of the securities. In recent periods, the values of U.S. government securities have been affected substantially by increased demand for them in the global markets. Increases or decreases in the demand for U.S. government securities may occur at any time and may result in increased volatility in the values of those securities.
Warrants
A Fund may invest in warrants. Warrants are options to purchase common stock at a specific price (usually at a premium above the market value of the optioned common stock at issuance) valid for a specific period of time. Warrants may have a life ranging from less than one year to twenty years, or they may be perpetual. However, most warrants have expiration dates after which they are worthless. In addition, a warrant is worthless if the market price of the common stock does not exceed the warrant’s exercise price during the life of the warrant. Warrants have no voting rights, pay no dividends, and have no rights with respect to the assets of the corporation issuing them. The percentage increase or decrease in the market price of the warrant may tend to be greater than the percentage increase or decrease in the market price of the optioned common stock. Warrants can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants do not necessarily move in tandem with the prices of the underlying securities and therefore are highly volatile and speculative investments. If a warrant held by a Fund is not exercised by the date of its expiration, the Fund would lose the entire purchase price of the warrant.
INVESTMENTS IN THE FUNDS BY OTHER REGISTERED INVESTMENT COMPANIES
Section 12(d)(1) of the 1940 Act restricts investments by registered investment companies in the securities of other investment companies, including shares of a Fund. Other registered investment companies (typically structured as a “fund of funds”) are not permitted to invest in a Fund beyond the limits set forth in Section 12(d)(1) except as permitted by any rules and regulations adopted under applicable law, including that such investment companies enter into an agreement with the Trust on behalf of the Fund.
DETERMINING NET ASSET VALUE (“NAV”) AND VALUING PORTFOLIO SECURITIES
Each Fund’s NAV is determined, and the shares of each Fund are priced normally as of the valuation time(s) indicated in the Prospectus on each Business Day. A “Business Day” is a day on which the NYSE is open. The NYSE generally is closed in observance of the following holidays: New Year’s Day, Dr. Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth,
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Independence Day, Labor Day, Thanksgiving, and Christmas Day. In addition to closing in observance of the same holidays as the NYSE, the Federal Reserve Bank of Cleveland is also closed on Columbus Day and Veterans Day.
In the event of an emergency or other disruption in trading on the NYSE, a Fund’s share price normally will be determined based upon the close of the NYSE.
The Funds generally value their investments based upon their last reported sale prices, market quotations, or estimates of value provided by an independent pricing service as of the time as of which the Fund’s share price is calculated. The Board has designated the Adviser as the “valuation designee” in accordance with Rule 2a-5 under the 1940 Act.
Investment Company Securities
Shares of another open-end investment company (mutual fund) held by a Fund are valued at the latest closing NAV of such mutual fund. Shares of any ETFs held by a Fund are valued in the manner described below under “Equity Securities.”
Fixed Income Securities
Fixed income securities held by a Fund are valued on the basis of security valuations provided by an independent pricing service, approved by the Board, that determines value by using, among other things, information with respect to transactions of a security, quotations from dealers, market transactions in comparable securities and various relationships between securities. Specific investment securities that are not priced by the approved pricing service will be valued according to quotations obtained from dealers who are market makers in those securities. Investment securities with less than 60 days to maturity when purchased are valued at amortized cost that approximates market value. Investment securities not having readily available market quotations will be priced at fair value using a methodology approved in good faith by the Board or its designee in accordance with applicable Rules under the 1940 Act subject to Board oversight.
Convertible Fixed Income Securities
Convertible fixed income securities are valued in the same manner as any fixed income security. Non-convertible fixed income securities are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices and may reflect appropriate factors such as institution-sized trading in similar groups of securities, developments related to special securities, yield, quality, coupon rate, maturity, type of issue, individual trading characteristics, and other market data. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers in a manner specially authorized by the Board or its designee in accordance with applicable Rules under the 1940 Act, subject to Board oversight. Short-term obligations having 60 days or less to maturity are valued on the basis of amortized cost, except for convertible fixed income securities.
Equity Securities
Each equity security (including ETFs) held by a Fund is valued at the closing price on the exchange where the security is principally traded. Each security traded in the over-the-counter market (but not including securities the trading activity of which is reported on Nasdaq’s Automated Confirmation Transaction (“ACT”) System) is valued at the bid based upon quotes furnished by market makers for such securities. Each security the trading activity of which is reported on Nasdaq’s ACT System is valued at the Nasdaq Official Closing Price.
Futures and Options Contracts
For purposes of determining NAV, futures and options contracts generally will be valued 15 minutes after the close of trading of the NYSE.
Fair Value Pricing
If market quotations are not readily available, or (in the Adviser’s judgment) do not accurately reflect the fair value of a security, or if after the close of the principal market on which a security held by a Fund is traded and before the time as of which the Funds’ net asset value is calculated that day, an event occurs that the Adviser learns of and believes in the exercise of its judgment will cause a material change in the value of that security from the closing price of the security on the principal market on which it is traded, that security may be valued by another method that the Board or its designee in accordance with applicable Rules under the 1940 Act subject to Board oversight believes would more accurately reflect the security’s fair value.
The Funds’ use of fair value pricing procedures involves subjective judgments and it is possible that the fair value determined for a security may be materially different from the value that could be realized upon the sale of that security. Accordingly, there can be no
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assurance that a Fund will obtain the fair value assigned to a security if it were to sell the security at approximately the same time at which the Fund determines its NAV per share.
Other Valuation Information
Under the 1940 Act, the Funds are required to act in good faith in determining the fair value of portfolio securities. The SEC has recognized that a security’s valuation may differ depending on the method used for determining value. The fair value ascertained for a security is an estimate and there is no assurance, given the limited information available at the time of fair valuation, that a security’s fair value will be the same as or close to the subsequent opening market price for that security.
The Board has adopted valuation procedures for the Funds and has delegated the day-to-day responsibility for fair valuation determinations to the Adviser and the Adviser’s Pricing Committee. Those determinations may include consideration of recent transactions in comparable securities, information relating to a specific security, developments in and performance of foreign securities markets, current valuations of foreign or U.S. indices, and adjustment co-efficients based on fair value models developed by independent service providers. The Adviser may, for example, adjust the value of portfolio securities based on fair value models supplied by the service provider when the Adviser believes that the adjustments better reflect actual prices as of the close of the NYSE.
Generally, trading in foreign securities, corporate bonds, U.S. government securities and money market instruments is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the NAV of each Fund’s shares generally are determined at such times. Foreign currency exchange rates are also generally determined prior the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which such values are determined and the close of the NYSE. If events affecting the value of securities occur during such a period, and a Fund’s NAV is materially affected by such changes in the value of the securities, then these securities will be valued at their fair value as determined in good faith by the Adviser in accordance with applicable law. Other securities and assets for which market quotations are not readily available or for which valuation cannot be provided are valued as determined in good faith of the Adviser in accordance with applicable law.
When the NYSE is closed, or when trading is restricted for any reason other than its customary weekend or holiday closings, or under emergency circumstances as determined by the SEC to warrant such action, the Funds may not be able to accept purchase or redemption requests. A Fund’s NAV may be affected to the extent that its securities are traded on days that are not Business Days. Each Fund reserves the right to reject any purchase order in whole or in part.
PURCHASE AND REDEMPTION OF SHARES
Creation Units
Each Fund issues and redeems Shares in Creation Units on a continuous basis through the Distributor (as defined below), without a sales load, at the NAV next determined after receipt of an order in proper form on any Business Day. A “Business Day” is any day on which the NYSE is open for business.
Currently, a Creation Unit is an aggregation of 25,000 shares. In its discretion, the Trust reserves the right to increase or decrease the number of the Fund’s shares that constitute a Creation Unit. The Board reserves the right to declare a split or a consolidation in the number of shares outstanding of the Fund, and to make changes in the number of shares constituting a Creation Unit, including in the event that the per share price in the secondary market rises (or declines) to an amount that falls outside the range deemed desirable by the Board.
Authorized Participants
To purchase or redeem any Creation Units, you must be, or transact through, an Authorized Participant. In order to be an Authorized Participant, you must be either a broker-dealer or other participant (“Participating Party”) in the Continuous Net Settlement System (“Clearing Process”) of the National Securities Clearing Corporation (“NSCC”) or a participant in DTC with access to the DTC system (“DTC Participant”), and you must execute an agreement (“Participant Agreement”) with the Distributor that governs transactions in each Fund’s Creation Units.
Investors who are not Authorized Participants but want to transact in Creation Units may contact the Distributor for the names of Authorized Participants. An Authorized Participant may require investors to enter into a separate agreement to transact through it for Creation Units and may require orders for purchases of shares placed with it to be in a particular form. Investors transacting through a broker that is not itself an Authorized Participant and, therefore, must still transact through an Authorized Participant, may incur additional charges. There are expected to be a limited number of Authorized Participants at any one time.
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Investors who are not Authorized Participants may purchase and sell shares of the Fund through an Authorized Participant or on the secondary market.
Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the Distributor. Market disruptions and telephone or other communication failures may impede the transmission of orders.
Transaction Fees
A fixed fee payable to the Custodian (as defined below) is imposed on each creation and redemption transaction regardless of the number of Creation Units involved in the transaction (“Fixed Fee”). Purchases and redemptions of Creation Units for cash or involving cash-in-lieu (as defined below) are required to pay an additional variable charge to compensate each Fund and its ongoing shareholders for brokerage and market impact expenses relating to Creation Unit transactions (“Variable Charge,” and together with the Fixed Fee, the “Transaction Fees”). With the approval of the Board, the Adviser may waive or adjust the Transaction Fees, including the Fixed Fee and/or Variable Charge (shown in the table below), from time to time. In such cases, the Authorized Participant will reimburse each Fund for, among other things, any difference between the market value at which the securities and/or financial instruments were purchased by each Fund and the cash-in-lieu amount, applicable registration fees, brokerage commissions and certain taxes and other costs and expenses related to the execution of trades resulting from such transaction (up to the maximum amount shown below). In addition, purchasers of Creation Units are responsible for the costs of transferring the Deposit Securities to the account of each Fund (as defined below). Investors who use the services of a broker, or other such intermediary, may be charged a fee for such services.
The following table sets forth each Fund’s standard Transaction Fees and maximum additional charge (as described above):

	Fee for In-Kind and Cash Purchases and Redemptions	Maximum Additional Variable Charge for Cash Purchases and Redemptions*
VictoryShares Core Plus Intermediate Bond ETF	$100	2.00%
VictoryShares Corporate Bond ETF	$100	2.00%
VictoryShares THB Mid Cap ESG ETF	$250	2.00%
*
As a percentage of the amount invested.
The Clearing Process
Transactions by an Authorized Participant that is a Participating Party using the NSCC system are referred to as transactions “through the Clearing Process.” Transactions by an Authorized Participant that is a DTC Participant using the DTC system are referred to as transactions “outside the Clearing Process.” The Clearing Process is an enhanced clearing process that is available only for certain securities and only to DTC participants that are also participants in the Continuous Net Settlement System of the NSCC. In-kind (portions of) purchase orders not subject to the Clearing Process will go through a manual clearing process run by DTC. Portfolio Deposits that include government securities must be delivered through the Federal Reserve Bank wire transfer system (“Federal Reserve System”). Fund Deposits that include cash may be delivered through the Clearing Process or the Federal Reserve System. In-kind deposits of securities for orders outside the Clearing Process must be delivered through the Federal Reserve System (for government securities) or through DTC (for corporate securities).
Foreign Securities
Because the portfolio securities of each Fund may trade on days that the Exchange is closed or are otherwise not Business Days for each Fund, shareholders may not be able to redeem their shares of each Fund, or to purchase or sell shares of each Fund on the Exchange, on days when the NAV of each Fund could be significantly affected by events in the relevant foreign markets.
Purchasing Creation Units
Portfolio Deposits
The consideration for a Creation Unit generally consists of the in-kind deposit of designated securities (“Deposit Securities”) and an amount of cash in U.S. dollars (“Cash Component”). Together, the Deposit Securities and the Cash Component constitute the “Portfolio Deposit.” The Cash Component serves the function of compensating for any differences between the net asset value per Creation Unit and the Deposit Securities. Thus, the Cash Component is equal to the difference between (x) the net asset value per Creation Unit of each Fund and (y) the market value of the Deposit Securities. If (x) is more than (y), the Authorized Participant will pay the Cash Component to each Fund. If (x) is less than (y), the Authorized Participant will receive the Cash Component from each Fund.
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On each Business Day, prior to the opening of business on the Exchange (currently 9:30 a.m., Eastern Time), the Adviser through the Custodian makes available through NSCC the name and amount of each Deposit Security in the current Portfolio Deposit (based on information at the end of the previous Business Day) for each Fund and the (estimated) Cash Component, effective through and including the previous Business Day, per Creation Unit. The Deposit Securities announced are applicable, subject to any adjustments as described below, to purchases of Creation Units until the next announcement of Deposit Securities.
The Deposit Securities may change, for example, as rebalancing adjustments and corporate action events are reflected from time to time by the Adviser in each Fund’s portfolio. These adjustments will reflect changes known to the Adviser on the date of announcement to be in effect by the time of delivery of the Portfolio Deposit.
Payment of any stamp duty or the like shall be the sole responsibility of the Authorized Participant purchasing a Creation Unit. The Authorized Participant must ensure that all Deposit Securities properly denote change in beneficial ownership.
Custom Orders and Cash-in-lieu
Each Fund may, in its sole discretion, permit or require the substitution of an amount of cash (“cash-in-lieu”) to be added to the Cash Component to replace any Deposit Security. Each Fund may permit or require cash-in-lieu when, for example, a Deposit Security may not be available in sufficient quantity for delivery or may not be eligible for transfer through the systems of DTC or the Clearing Process. Similarly, each Fund may permit or require cash in lieu of Deposit Securities when, for example, the Authorized Participant or its underlying investor is restricted under U.S. or local securities laws or policies from transacting in one or more Deposit Securities. Each Fund will comply with the federal securities laws in accepting Deposit Securities including that the Deposit Securities are sold in transactions that would be exempt from registration under the 1933 Act. All orders involving cash-in-lieu are considered to be “Custom Orders.”
Purchase Orders
To order a Creation Unit, an Authorized Participant must submit an irrevocable purchase order to the Distributor.
Timing of Submission of Purchase Orders
All orders to purchase shares directly from a Fund must be placed for one or more Creation Units and in the manner and by 4:00 p.m. Eastern time (2:00 p.m. Eastern time for the purchase of the Bond Funds) or such earlier time that the Exchange or bond market closes (the “Cut-off Time”) in order to receive the NAV calculated on the Transmittal Date. The “Transmittal Date” is the date on which such an order to purchase Creation Units (or an order to redeem Creation Units, as set forth below).
Intermediary Deadlines
Persons placing or effectuating custom orders and/or orders involving cash should be mindful of time deadlines imposed by intermediaries, such as DTC and/or the Federal Reserve Bank wire system, which may impact the successful processing of such orders to ensure that cash and securities are transferred by the “Settlement Date,” which is generally the Business Day immediately following the Transmittal Date (“T+1”) for cash and the second Business Day following the Transmittal Date for domestic securities (“T+2”).
Orders Using the Clearing Process
If available, (portions of) orders may be settled through the Clearing Process. In connection with such orders, the Distributor or its agent transmits, on behalf of the Authorized Participant, such trade instructions as are necessary to effect the creation order. Pursuant to such trade instructions, the Authorized Participant agrees to deliver the requisite Portfolio Deposit to each Fund, together with such additional information as may be required by the Distributor . Cash Components will be delivered using either the Clearing Process or the Federal Reserve System.
Orders Outside the Clearing Process
If the Clearing Process is not available for (portions of) an order, Portfolio Deposits will be made outside the Clearing Process. Orders outside the Clearing Process must state that the DTC Participant is not using the Clearing Process and that the creation of Creation Units will be effected through DTC. The Portfolio Deposit transfer must be ordered by the DTC Participant on the Transmittal Date in a timely fashion so as to ensure the delivery of Deposit Securities (whether standard or custom) through DTC to each Fund account by 11:00 a.m., Eastern time, on T+1. The Cash Component, along with any cash-in-lieu and Transaction Fee, must be transferred directly to the Custodian through the Federal Reserve System in a timely manner so as to be received by the Custodian no later than 12:00 p.m., Eastern Time, on T+1. If the Custodian does not receive both the Deposit Securities and the cash by the appointed time, the order may be canceled. A canceled order may be resubmitted the following Business Day but must conform to that Business Day’s Portfolio Deposit. Authorized Participants that submit a canceled order will be liable to each Fund for any losses incurred by each Fund in connection therewith.
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Orders involving foreign Deposit Securities are expected to be settled outside the Clearing Process. Thus, upon receipt of an irrevocable purchase order, the Distributor will notify the Adviser and the Custodian of such order. The Custodian, who will have caused the appropriate local sub-custodian(s) of each Fund to maintain an account into which an Authorized Participant may deliver Deposit Securities (or cash -in-lieu), with adjustments determined by each Fund, will then provide information of the order to such local sub-custodian(s). The ordering Authorized Participant will then deliver the Deposit Securities (and any cash-in-lieu) to each Fund’s account at the applicable local sub-custodian. The Authorized Participant must also make available on or before the contractual settlement date, by means satisfactory to each Fund, immediately available or same day funds in U.S. dollars estimated by each Fund to be sufficient to pay the Cash Component and Transaction Fee. When a relevant local market is closed due to local market holidays, the local market settlement process will not commence until the end of the local holiday period. Settlement must occur by 2:00 p.m., Eastern Time, on the contractual settlement date.
Acceptance of Purchase Order
All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility, and acceptance for deposit of any securities to be delivered shall be determined by each Fund. Each Fund’s determination shall be final and binding.
Each Fund reserves the right to reject or revoke acceptance of a purchase order transmitted to it by the Distributor, provided that such action does not result in a suspension of sales of Creation Units in contravention of Rule 6c-11 under the 1940 Act and the SEC’s positions thereunder. For example, a Fund may reject or revoke acceptance of a creation order including, but not limited to, when (a) the order is not in proper form; (b) the investor(s), upon obtaining the shares ordered, would own 80% or more of the currently outstanding shares of each Fund; (c) the Deposit Securities delivered do not conform to the Deposit Securities for the applicable date; (d) the acceptance of the Portfolio Deposit would, in the opinion of counsel, be unlawful; or (e) in the event that circumstances outside the control of the Trust, the Distributor and the Adviser make it for all practical purposes impossible to process purchase orders. Examples of such circumstances include acts of God; public service or utility problems resulting in telephone, telecopy, or computer failures; fires, floods, or extreme weather conditions; market conditions or activities causing trading halts; systems failures involving computer or other informational systems affecting the Trust, the Distributor, DTC, NSCC, the Adviser, each Fund’s Custodian, a sub-custodian, or any other participant in the creation process; and similar extraordinary events. The Distributor shall notify an Authorized Participant of its rejection of the order. Each Fund, the Custodian, any sub-custodian, and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Portfolio Deposits, and they shall not incur any liability for the failure to give any such notification.
Issuance of a Creation Unit
Once a Fund has accepted an order, upon next determination of the Fund’s NAV, the Fund will confirm the issuance of a Creation Unit against receipt of payment, at such NAV. The Distributor will transmit a confirmation of acceptance to the Authorized Participant that placed the order.
Except as provided below, a Creation Unit will not be issued until a Fund obtains good title to the Deposit Securities, along with any cash-in-lieu and Transaction Fee. The delivery of Creation Units will generally occur no later than T+2.
In certain cases, Authorized Participants will create and redeem Creation Units on the same trade date. In these instances, the Trust reserves the right to settle these transactions on a net basis.
With respect to orders involving foreign Deposit Securities, when a local sub-custodian has confirmed to the Custodian that the Deposit Securities (or cash-in-lieu) have been delivered to a Fund’s account with the sub-custodian, the Fund will issue and deliver the Creation Unit. As stated above, Creation Units are generally delivered on T+2. However, a Fund may settle Creation Unit transactions on a basis other than T+2 in order to accommodate foreign market holiday schedules, to account for different treatment among foreign and U.S. markets of dividend record dates and ex-dividend dates (that is the last day the holder of a security can sell the security and still receive dividends payable on the security), and in certain other circumstances.
A Fund may issue a Creation Unit prior to receiving good title to the Deposit Securities under the following circumstances if, pursuant to the applicable Participant Agreement, the relevant Authorized Participant provides an undertaking to deliver the missing Deposit Securities as soon as possible, which undertaking is secured by such Authorized Participant’s delivery of cash in U.S. Dollars to the Custodian having a value equal to at least 105% of the value of the missing Deposit Securities (“Collateral”) as adjusted by time to time by the Adviser. The Collateral will have a value greater than the NAV of the Creation Unit on the date the order is placed and must be delivered no later than 2:00 p.m., Eastern Time, on T+1. The value of the missing Deposit Securities is marked to market daily and the amount of Collateral is adjusted to make sure the Collateral value is at least 105% of the marked value. At any time, a Fund may use the Collateral to purchase the missing Deposit Securities, and the Authorized Participant will be liable to the Fund for any costs incurred thereby or losses resulting therefrom, whether or not they exceed the amount of the Collateral, including any Transaction Fee, any amount by which the purchase price of the missing Deposit Securities exceeds the market value of such securities on the
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Transmittal Date, brokerage, and other transaction costs. The Trust will return any unused Collateral once all of the missing Deposit Securities have been received by a Fund. More information regarding a Fund’s current procedures for collateralization is available from the Funds.
Cash Purchase Method
When cash purchases of Creation Units are available or specified for a Fund, they will be effected in essentially the same manner as in-kind purchases. In the case of a cash purchase, the investor must pay the cash equivalent of the Portfolio Deposit. In addition, cash purchases will be subject to Transaction Fees, as described above.
The Funds reserve the right to offer purchases of Creation Units solely in cash if, on a given Business Day, a Fund announces before the open of trading that all purchases on that day will be made entirely in cash. A Fund may also, on a given Business Day, require all Authorized Participants purchasing Creation Units on that day to deposit cash in lieu of some or all of the Deposit Securities because: (i) such securities are not eligible for transfer either through the NSCC or DTC or (ii) in the case of Foreign Funds holding non-U.S. investments, such securities are not eligible for trading due to local trading restrictions, local restrictions on securities transfers or other similar circumstances.
A Fund also may permit an Authorized Participant to deposit cash in lieu of some or all of the Deposit Securities because: (i) such securities are not available in sufficient quantity or (ii) such securities are not eligible for trading by an Authorized Participant or the investor on whose behalf the Authorized Participant is acting.
Redeeming a Creation Unit
Shares of a Fund may be redeemed only in Creation Units at their NAV next determined after receipt of a redemption request made in proper form by the Distributor on any Business Day. A Fund will not redeem shares in amounts less than Creation Units.
Redemption Basket
The consideration received in connection with the redemption of a Creation Unit generally consists of an in-kind basket of designated securities (“Redemption Securities”) and an amount of cash in U.S. dollars (“Cash Component”). Together, the Redemption Securities and the Cash Component constitute the “Redemption Basket.”
There can be no assurance that there will be sufficient liquidity in shares in the secondary market to permit assembly of a Creation Unit. In addition, investors may incur brokerage and other costs in connection with assembling a Creation Unit.
The Cash Component serves the function of compensating for any differences between the net asset value per Creation Unit and the Redemption Securities. Thus, the Cash Component is equal to the difference between (x) the net asset value per Creation Unit of the Fund and (y) the market value of the Redemption Securities. If (x) is more than (y), the Authorized Participant will receive the Cash Component from the Fund. If (x) is less than (y), the Authorized Participant will pay the Cash Component to the Fund.
If the Redemption Securities on a Business Day are different from the Deposit Securities, prior to the opening of business on the Exchange (currently 9:30 a.m., Eastern Time), the Adviser through the Custodian makes available through NSCC the name and amount of each Redemption Security in the current Redemption Basket (based on information at the end of the previous Business Day) for a Fund and the (estimated) Cash Component, effective through and including the previous Business Day, per Creation Unit. If the Redemption Securities on a Business Day are different from the Deposit Securities, all redemption requests that day will be processed outside the Clearing Process.
The Redemption Securities may change as rebalancing adjustments and corporate action events are reflected from time to time by the Adviser in the Fund’s portfolio. These adjustments will reflect changes known to the Adviser on the date of announcement to be in effect by the time of delivery of the Redemption Basket.
The right of redemption may be suspended or the date of payment postponed: (i) for any period during which the NYSE is closed (other than customary weekend and holiday closings); (ii) for any period during which trading on the NYSE is suspended or restricted; (iii) for any period during which an emergency exists as a result of which disposal of the shares or determination of the ETF’s NAV is not reasonably practicable; or (iv) in such other circumstances as permitted by the SEC, including as described below.
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Custom Redemptions and Cash-in-lieu
A Fund may, in its sole discretion, permit or require the substitution of an amount of cash (“cash-in-lieu”) to be added to the Cash Component to replace any Redemption Security. The Fund may permit or require cash-in-lieu when, for example, a Redemption Security may not be available in sufficient quantity for delivery or may not be eligible for transfer through the systems of DTC or the Clearing Process. Similarly, a Fund may permit or require cash-in-lieu of Redemption Securities when, for example, the Authorized Participant or its underlying investor is restricted under U.S. or local securities law or policies from transacting in one or more Redemption Securities. Each Fund will comply with the federal securities laws in satisfying redemptions with Redemption Securities, including that the Redemption Securities are sold in transactions that would be exempt from registration under the 1933 Act. All redemption requests involving cash-in-lieu are considered to be “Custom Redemptions.”
Redemption Requests
To redeem a Creation Unit, an Authorized Participant must submit an irrevocable redemption request to the Distributor. An Authorized Participant will represent to the Fund that it will not attempt to place a redemption order for the purpose of redeeming any Creation Units, unless it first ascertains or has reasonable grounds to believe that as of the time of the settlement date: (i) it, or its customer, as the case may be, will own outright (or have full legal authority and legal beneficial right to tender) the requisite number of Fund shares for redemption, and (ii) all of the shares that are in the Creation Unit to be redeemed have not been loaned or pledged to another party and are not the subject of a repurchase agreement, securities lending agreement or such other arrangement that would preclude the delivery of such shares to a Fund on the settlement date. Each Fund reserves the absolute right, in its sole discretion, to verify these representations, but will typically require verification in connection with higher levels of redemption activity and /or short interest in a Fund. If the Authorized Participant, upon receipt of a verification request, does not provide sufficient verification of the requested representations, the redemption request will not be considered to be in proper form and may be rejected by a Fund.
Timing of Submission of Redemption Requests
All orders to redeem shares directly from any Fund must be placed for one or more Creation Units by the Cut-off Time in order to receive the NAV calculated on the Transmittal Date.
Intermediary Deadlines
A redemption request is deemed received if (i) such order is received by the Distributor by the Cut-off Time on such day and (ii) all other procedures set forth in the Participant Agreement are properly followed. Persons placing or effectuating Custom Redemptions and/or orders involving cash should be mindful of time deadlines imposed by intermediaries, such as DTC and/or the Federal Reserve System, which may impact the successful processing of such orders to ensure that cash and securities are transferred by the Settlement Date, as defined above.
Requests Using the Clearing Process
If available, (portions of) redemption requests may be settled through the Clearing Process. In connection with such orders, the Distributor transmits on behalf of the Authorized Participant, such trade instructions as are necessary to effect the redemption. Pursuant to such trade instructions, the Authorized Participant agrees to deliver the requisite Creation Unit(s) to a Fund, together with such additional information as may be required by the Distributor. Cash Components will be delivered using either the Clearing Process or the Federal Reserve System, as described above.
Requests Outside the Clearing Process
If the Clearing Process is not available for (portions of) an order, Redemption Baskets will be delivered outside the Clearing Process. Orders outside the Clearing Process must state that the DTC Participant is not using the Clearing Process and that the redemption will be effected through DTC. The Authorized Participant must transfer or cause to be transferred the Creation Unit(s) of shares being redeemed through the book-entry system of DTC so as to be delivered through DTC to the Custodian by 10:00 a.m., Eastern Time, on received T+1. In addition, the Cash Component must be received by the Custodian by 12:00 p.m., Eastern Time, on T+1. If the Custodian does not receive the Creation Unit(s) and Cash Component by the appointed times on T+1, the redemption will be rejected, except in the circumstances described below. A rejected redemption request may be resubmitted the following Business Day.
Orders involving foreign Redemption Securities are expected to be settled outside the Clearing Process. Thus, upon receipt of an irrevocable redemption request, the Distributor will notify the Adviser and the Custodian. The Custodian will then provide information of the redemption to the Fund’s local sub-custodian(s). The redeeming Authorized Participant, or the investor on whose behalf is acting, will have established appropriate arrangements with a broker-dealer, bank or other custody provider in each jurisdiction in which the Redemption Securities are customarily traded and to which such Redemption Securities (and any cash-in-lieu) can be delivered from the Fund’s accounts at the applicable local sub-custodian(s).
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Acceptance of Redemption Requests
All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility, and acceptance for deposit of any securities to be delivered shall be determined by the Trust. The Trust’s determination shall be final and binding.
The Fund reserves the right to reject a redemption order if the order is not in proper form. In addition, the right of redemption may be suspended or the date of payment postponed with respect to the Fund (i) for any period during which the NYSE is closed (other than customary weekend and holiday closings), (ii) for any period during which trading on the NYSE is suspended or restricted, (iii) for any period during which an emergency exists as a result of which disposal of the shares of the Fund's portfolio securities or determination of its NAV is not reasonably practicable; or (iv) in such other circumstance as is permitted by the SEC. The Fund or Distributor will notify the Authorized Participant of such rejection, but the Fund, Custodian, sub-custodian, and Distributor shall not be liable for any failure to give such notification.
Delivery of Redemption Basket
Once a Fund has accepted a redemption request, upon next determination of the Fund’s NAV, the Fund will confirm the issuance of a Redemption Basket, against receipt of the Creation Unit(s) at such NAV, any cash-in-lieu and Transaction Fee. A Creation Unit tendered for redemption and the payment of the Cash Component, any cash-in-lieu and Transaction Fee will be effected through DTC. The Authorized Participant, or the investor on whose behalf it is acting, will be recorded on the book-entry system of DTC.
The Redemption Basket will generally be delivered to the redeeming Authorized Participant within T+2. Except under the circumstances described below; however, a Redemption Basket generally will not be issued until the Creation Unit(s) are delivered to a Fund, along with the Cash Component, any cash-in-lieu and Transaction Fee.
In certain cases, Authorized Participants will create and redeem Creation Units on the same trade date. In these instances, the Trust reserves the right to settle these transactions on a net basis.
With respect to orders involving foreign Redemption Securities, a Fund may settle Creation Unit transactions on a basis other than T+2 in order to accommodate foreign market holiday schedules, to account for different treatment among foreign and U.S. markets of dividend record dates and ex-dividend dates (that is the last day the holder of a security can sell the security and still receive dividends payable on the security), and in certain other circumstances. When a relevant local market is closed due to local market holidays, the local market settlement process will not commence until the end of the local holiday period.
Cash Redemption Method. The Funds reserve the right to redeem Creation Units solely in cash if, on a given Business Day, a Fund announces before the open of trading that all redemptions on that day will be made entirely in cash. A Fund may also on a given Business Day, requires all Authorized Participants redeeming Creation Units on that day to receive cash in lieu of some or all of the Deposit Securities because: (i) such securities are not eligible for transfer either through the NSCC or DTC or (ii) in the case of a Fund that invests a significant amount of its assets in foreign securities holding non-U.S. investments, such securities are not eligible for trading due to local trading restrictions, local restrictions on securities transfers or other similar circumstances. The Funds may also permit an Authorized Participant to receive cash in lieu of some or all of the Deposit Securities because: (i) such securities are not available in sufficient quantity, (ii) such securities are not eligible for trading by an Authorized Participant or the investor on whose behalf the Authorized Participant is acting, or (iii) a holder of shares of a Fund holding non-U.S. investments would be subject to unfavorable income tax treatment if the holder receives redemption proceeds in kind. When cash redemptions of Creation Units are available or specified for a Fund, they will be effected in essentially the same manner as in-kind redemptions. In the case of a cash redemption, the investor will receive the cash equivalent of the Redemption Basket minus any Transaction Fees, as described above.
MANAGEMENT OF THE TRUST
Board Leadership Structure
The Trust is governed by the Board, which is comprised of nine Trustees, eight of whom are not “interested persons” of the Trust within the meaning of that term under the 1940 Act (the “Independent Trustees”). The Chair of the Board is an Independent Trustee, who functions as the lead Trustee. The Chair serves as liaison between the Board and its Committees, the Adviser and other service providers. The Chair is actively involved in setting the Board meeting agenda, and participates on certain Board Committees.
Board Role in Risk Oversight
In considering risks related to the Funds, the Board consults and receives reports from officers of the Funds and personnel of the Adviser, who are charged with the day-to-day risk oversight function. Matters regularly reported to the Board or a designated committee include certain risks involving, among other things, the Funds’ investment portfolios, trading practices, operational matters, financial and accounting controls, and legal and regulatory compliance. The Board has delegated to each of the Compliance Committee and
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Audit and Risk Oversight Committee certain responsibilities for reviewing reports relating to compliance and enterprise risk, including operational risk, liquidity, and personnel. The Board relies on the Investment Committee to review reports relating to investment risks, that is, risks to the Funds resulting from pursuing the Funds’ investment strategies (e.g., credit risk and market risk).
Trustees, Advisory Trustee, and Officers
The following tables list the Trustees, the Advisory Trustee, and Officers, their dates of birth, position with the Trust, length of time served, principal occupations during the past five years and, where applicable, any directorships of other investment companies or companies whose securities are registered under the Securities Exchange Act of 1934, as amended (“1934 Act”), or who file reports under the 1934 Act. There is no defined term of office and each Trustee and Advisory Trustee serves until the earlier of his or her resignation, retirement, removal, death, or the election of a qualified successor. Each Trustee’s, Advisory Trustee’s, and Officer’s address is c/o Victory Funds, 4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio 44144.
Independent Trustees
Name and Date of Birth	Position Held with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During the Past 5 Years
David Brooks Adcock, Born October 1951	Trustee	May 2015	Consultant (since 2006)	69 portfolios comprised of 26 portfolios in the Trust, 37 portfolios in Victory Portfolios, and 6 portfolios in Victory Variable Insurance Funds	None
Nigel D.T. Andrews, Born April 1947	Trustee	May 2015	Retired	69 portfolios comprised of 26 portfolios in the Trust, 37 portfolios in Victory Portfolios, and 6 portfolios in Victory Variable Insurance Funds
Director,
Carlyle Secured
Lending, Inc.
(formerly TCG
BDC I, Inc.)
(since 2012);
Director,
Carlyle Credit
Solutions, Inc.
(formerly TCG
BDC II, Inc.)
(since 2017);
Trustee, Carlyle
Secured
Lending III
(since 2021)

E. Lee Beard*, Born August 1951	Trustee	May 2015	Retired	69 portfolios comprised of 26 portfolios in the Trust, 37 portfolios in Victory Portfolios, and 6 portfolios in Victory Variable Insurance Funds	None
Dennis M. Bushe, Born January 1944	Trustee	July 2016	Retired	69 portfolios comprised of 26 portfolios in the Trust, 37 portfolios in Victory Portfolios, and 6 portfolios in Victory Variable Insurance Funds	None
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Name and Date of Birth	Position Held with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During the Past 5 Years
John L. Kelly, Born April 1953	Chair and Trustee	May 2015	Managing Partner, Active Capital Partners LLC, a strategic consultant (since October 2017)	69 portfolios comprised of 26 portfolios in the Trust, 37 portfolios in Victory Portfolios, and 6 portfolios in Victory Variable Insurance Funds	Director, Caledonia Mining Corporation (since May 2012)
David L. Meyer, Born April 1957	Trustee	May 2015	Retired	69 portfolios comprised of 26 portfolios in the Trust, 37 portfolios in Victory Portfolios, and 6 portfolios in Victory Variable Insurance Funds	None
Gloria S. Nelund, Born May 1961	Trustee	July 2016	Chair, CEO, and Co-Founder of TriLinc Global, LLC, an investment firm	69 portfolios comprised of 26 portfolios in the Trust, 37 portfolios in Victory Portfolios, and 6 portfolios in Victory Variable Insurance Funds	TriLinc Global Impact Fund, LLC (since 2012)
Leigh A. Wilson, Born December 1944	Trustee	May 2015	Private Investor	69 portfolios comprised of 26 portfolios in the Trust, 37 portfolios in Victory Portfolios, and 6 portfolios in Victory Variable Insurance Funds	Chair (since 2013), Caledonia Mining Corporation
Advisory Trustee
Name and Date of Birth	Position Held with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During the Past 5 Years
Timothy Pettee, Born April 1958	Advisory Trustee	January 2023	Chief Investment Officer, Hoya Capital Real Estate LLC (since February 2022); Chief Investment Officer, Sun America Asset Management Corp. (January 2003-July 2021)	69 portfolios comprised of 26 portfolios in the Trust, 37 portfolios in Victory Portfolios, and 6 portfolios in Victory Variable Insurance Funds	None
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Interested Trustee
Name and Date of Birth	Position Held with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During the Past 5 Years
David C. Brown**, Born May 1972	Trustee	May 2015
Chief Executive Officer
and Chairman
(2013-present), Victory
Capital
Management Inc.; Chief
Executive Officer and
Chairman
(2013-present), Victory
Capital Holdings, Inc.;
Director, Victory Capital
Services, Inc. (2013-
present); Director,
Victory Capital Transfer
Agency, Inc. (2019-
present)
				114 portfolios comprised of 26 portfolios in the Trust, 37 portfolios in Victory Portfolios, 6 portfolios in Victory Variable Insurance Funds, and 45 portfolios in Victory Portfolios III.	Trustee, Victory Portfolios III; Board Member, Victory Capital Services, Inc.
*
The Board has designated Ms. Beard as its Audit Committee Financial Expert.
**
Mr. Brown is an “Interested Person” by reason of his relationship with the Adviser.
Trustee and Advisory Trustee Qualifications
The following summarizes the experience and qualifications of the Trustees and Advisory Trustee.
• David Brooks Adcock. Mr. Adcock served for many years as general counsel to Duke University and Duke University Health System, where he provided oversight to complex business transactions such as mergers and acquisitions and dispositions. He has served for more than 20 years as a public interest arbitrator for, among others, the New York Stock Exchange, the American Stock Exchange, the National Futures Association, FINRA, and the American Arbitration Association. The Board believes that Mr. Adcock’s knowledge of complex business transactions and the securities industry combined with his previous service on the boards of other mutual funds qualifies him to serve on the Board.
• Nigel D.T. Andrews. Mr. Andrews served for many years as a management consultant for a nationally recognized consulting company and as a senior executive at GE, including Vice President of Corporate Business Development, reporting to the Chairman, and as Executive Vice President of GE Capital. He also served as a Director and member of the Audit and Risk Committee of Old Mutual plc, a large publicly traded company whose shares are traded on the London Stock Exchange. Mr. Andrews also formerly served as the non-executive chairman of Old Mutual’s U.S. asset management business, where he also served on the audit and risk committee. Mr. Andrews also served as a Governor of the London Business School. He serves as a director of Carlyle Secured Lending, Inc. (formerly TCG BDC I, Inc.) and Carlyle Credit Solutions, Inc., (formerly TCG BDC II, Inc.), and as a Trustee for Carlyle Secured Lending III, each a business development company. The Board believes that his experience in these positions, particularly with respect to oversight of risk and the audit function of public companies, as well as his previous service on the boards of other mutual funds qualifies him to serve as a Trustee.
• E. Lee Beard. Ms. Beard, a certified public accountant, has served as the president, chief executive officer and director, and as a chief financial officer, of public, federally insured depository institutions. As such, Ms. Beard is familiar with issues relating to audits of financial institutions. The Board believes that Ms. Beard’s experience as the chief executive officer of a depository institution, her service on the boards of other mutual funds and her knowledge of audit and accounting matters qualifies her to serve as a Trustee.
• David C. Brown. Mr. Brown serves as the Chairman and Chief Executive Officer (since 2013) of the Adviser and, as such, is an “interested person” of the Trust. Previously, he served as Co-Chief Executive Officer (2011 - 2013), and President — Investments and Operations (2010 - 2011) and Chief Operating Officer (2004 - 2011) of the Adviser. The Board believes that his position and experience with the Adviser and his previous experience in the investment management business qualifies him to serve as a Trustee.
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• Dennis M. Bushe. Mr. Bushe has experience in fixed income investment management and research. He is a former chief investment risk officer of a large investment management firm. Mr. Bushe previously served as a Trustee of the boards of the RS Investment Trust and RS Variable Products Trust. The Board believes that Mr. Bushe’s experience qualifies him to serve as a Trustee.
• John L. Kelly. Mr. Kelly has more than 35 years of experience and leadership roles in the financial services industry including institutional electronic trading, capital markets, corporate and investment banking, retail brokerage, private equity, asset/wealth management, institutional services, mutual funds, and related technology enabled services. He previously served as an Independent Trustee of Victory Portfolios, Victory Institutional Funds, and Victory Variable Insurance Funds from 2008 to 2011. The Board believes that this experience qualifies him to serve as a Trustee.
• David L. Meyer. For six years, Mr. Meyer served as chief operating officer, Investment Wealth Management Division, of Mercantile Bankshares Corp (now PNC Financial Services Corp.) and has served as an officer or on the boards of other mutual funds for many years. The Board believes that his experience, particularly as it related to the operation of registered investment companies, qualifies him to serve as a Trustee.
• Gloria S. Nelund. Ms. Nelund has executive and investment management industry experience, including service as chief executive officer of two investment advisory firms. Ms. Nelund also has experience as a co-founder and chief executive officer of an investment firm. Ms. Nelund previously served as the Chairman and Trustee of the boards of the RS Investment Trust and RS Variable Products Trust. The Board believes that this experience qualifies her to serve as a Trustee.
• Timothy Pettee. Mr. Pettee served for many years as Chief Investment Officer and Lead Portfolio Manager (Rules Based Funds) of SunAmerica Asset Management Corp., where he was responsible for investment oversight, portfolio management, and securities selection. At SunAmerica, Mr. Pettee also was Chair of the Portfolio Policy and Brokerage and Soft Dollar Committees, and a member of the Proxy and Executive Committees. The Board believes that Mr. Pettee's experience with other mutual funds and his knowledge qualifies him to serve as an Advisory Trustee.
• Leigh A. Wilson. Mr. Wilson was Chair of the Victory Funds through 2021. He served for many years as Chief Executive Officer of Paribas North America and as such has extensive experience in the financial sector. He serves as an Independent Non-Executive Director and Chairman of the Board of Caledonia Mining Corporation, a Canadian mining company listed on the Toronto Stock Exchange. As a former director of the Mutual Fund Directors Forum (“MFDF”), he is familiar with the operation and regulation of registered investment companies. He served on a MFDF steering committee created at the request of then-SEC Chairman William Donaldson to recommend best practices to independent mutual fund directors. He received the Small Fund Trustee of the Year award from Institutional Investor Magazine in 2006. The Board believes that this experience and his previous service on the boards of other mutual funds qualifies him to serve as a Trustee.
Committees of the Board
The following standing Committees of the Board are currently in operation: Audit and Risk Oversight, Compliance, Continuing Education, Investment, Service Provider, Board Governance and Nominating, and Agenda. In addition to these standing Committees, the Board may form temporary Sub- or Special Committees to address particular areas of concern. A Committee may form a Sub-Committee to address particular areas of concern to that Committee.
• The members of the Audit and Risk Oversight Committee, all of whom are Independent Trustees, are Ms. Beard (Chair), Mr. Andrews, Mr. Kelly, Ms. Nelund, and Mr. Wilson. The primary purpose of this Committee is to oversee the Trust’s accounting and financial reporting policies, practices, and internal controls, as required by the statutes and regulations administered by the SEC, including the 1940 Act. The Committee also has overall responsibility for reviewing periodic reports with respect to compliance and enterprise risk, including operational risk and personnel. The Board has designated Mr. Meyer and Ms. Beard as its Audit Committee Financial Experts.
• The members of the Compliance Committee are Mr. Adcock (Chair), Mr. Andrews, Ms. Beard, Mr. Kelly, Ms. Nelund, and Mr. Wilson. The Compliance Committee oversees matters related to the Funds’ compliance program and compliance with applicable laws, rules and regulations and meets regularly with the Trust’s Chief Compliance Officer.
• The members of the Continuing Education Committee are Mr. Meyer (Chair), Mr. Adcock, Mr. Andrews, Ms. Beard, Mr. Bushe, Mr. Kelly, and Ms. Nelund. The function of this Committee is to develop programs to educate the Trustees to enhance their effectiveness as a Board and individually.
• The members of the Investment Committee are Mr. Bushe (Chair), Mr. Adcock, Mr. Kelly, and Mr. Meyer. The function of this Committee is to oversee the Fund’s compliance with investment objectives, policies, and restrictions, including those imposed by law or regulation, and assist the Board in its annual review of the Funds’ investment advisory agreements.
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• The members of the Service Provider Committee are Ms. Nelund (Chair), Mr. Andrews, Ms. Beard, Mr. Kelly, and Mr. Wilson. This Committee oversees the negotiation of the terms of the written agreements with the Funds’ service providers, evaluates the quality of periodic reports from the service providers (including reports submitted by sub-service providers) and assists the Board in its review of each Fund’s service providers, other than the investment adviser and independent auditors.
• The Board Governance and Nominating Committee consists of all of the Independent Trustees. Mr. Andrews currently serves as the Chair of this Committee. The functions of this Committee are: to oversee Fund governance, including the nomination and selection of Trustees; to evaluate and recommend to the Board the compensation and expense reimbursement policies applicable to Trustees; and periodically, to coordinate and facilitate an evaluation of the performance of the Board.
• The Board Governance and Nominating Committee will consider nominee recommendations from Fund shareholders, in accordance with procedures established by the Committee. A Fund shareholder should submit a nominee recommendation in writing to the attention of the Chair of the Trust, 4900 Tiedeman Road, Brooklyn, Ohio 44144. The Committee (or a designated sub-committee) will screen shareholder recommendations in the same manner as it screens nominations received from other sources, such as current Trustees, management of the Fund or other individuals, including professional recruiters. The Committee need not consider any recommendations when no vacancy on the Board exists, but the Committee will consider any such recommendation if a vacancy occurs within six months after receipt of the recommendation. In administering the shareholder recommendation process, the Chair, in the Chair’s sole discretion, may retain the services of counsel to the Trust or to the Independent Trustees, management of the Fund or any third party. The Committee will communicate the results of the evaluation of any shareholder recommendation to the shareholder who made the recommendation.
• The Agenda Committee consists of the Chair of the Board and the Chair of each other Committee.
During the fiscal year ended June 30, 2023, the Board held eight meetings. The Audit and Risk Oversight Committee held four meetings; the Compliance Committee held four meetings; the Investment Committee held four meetings; the Service Provider Committee held four meetings; and the Board Governance and Nominating Committee held four meetings. The Continuing Education Committee met informally during the fiscal year.
Officers of the Trust
The officers of the Trust are elected by the Board to actively supervise the Trust’s day-to-day operations. The officers of the Trust, their dates of birth, the length of time served, and their principal occupations during the past five years, are detailed in the following table. Each individual holds the same position with the other registered investment companies in the Victory Fund Complex, and each officer serves until the earlier of his or her resignation, removal, retirement, death, or the election of a successor. The mailing address of each officer of the Trust is 4900 Tiedeman Road, Brooklyn, Ohio 44144. The officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices.

Name and Date of Birth	Position with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years
James K. De Vries Born April 1969	President	May 2023
Head of Fund Administration (5/1/23-present);Vice
President, Victory Capital Transfer Agency, Inc.
(4/20/23-present); Executive Director, the Adviser
(7/1/19-4/30/23 present); Executive Director, Investment
and Financial Administration, USAA (2012-6/30/19);
Treasurer, USAA Mutual Funds Trust (2018-4/30/23).
Mr. De Vries also serves as the Principal Executive
Officer for the Funds, Victory Portfolios, Victory
Portfolios III, and Victory Variable Insurance Funds.

Scott A. Stahorsky, Born July 1969	Vice President	May 2015
Director, Third-Party Dealer Services & Reg
Administration, Fund Administration, the Adviser
(5/1/2023-present); Vice President, Victory Capital
Transfer Agency, Inc. (4/20/23-present); Manager, Fund
Administration, the Adviser (4/30/23- 2015). Mr.
Stahorsky also serves as Vice President of Victory
Portfolios, Victory Portfolios III, and Victory Variable
Insurance Funds.

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Name and Date of Birth	Position with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years
Thomas Dusenberry, Born July 1977	Secretary	May 2022
Director, Fund Administration, the Adviser; Treasurer
and Principal Financial Officer (May 2023-present);
Manager, Fund Administration, the Adviser; Treasurer
and Principal Financial Officer (2020-2022), Assistant
Treasurer (2019), Salient MF Trust, Salient Midstream,
MLP Fund and Forward Funds; Principal Financial
Officer (2018-2021) and Treasurer (2020-2021), Salient
Private Access Funds and Endowment PMF Funds;
Senior Vice President of Fund Accounting and
Operations, Salient Partners (2020-2022); Director of
Fund Operations, Salient Partners (2016-2019). Mr.
Dusenberry also serves as Secretary of Victory
Portfolios, Victory Portfolios III, and Victory Variable
Insurance Funds.

Allan Shaer, Born March 1965	Treasurer	December 2017
Senior Vice President, Financial Administration, Citi
Fund Services Ohio, Inc. (since 2016); Vice President,
Mutual Fund Administration, JP Morgan Chase
(2011-2016). Mr. Shaer also serves as Treasurer of
Victory Portfolios, Victory Portfolios III, and Victory
Variable Insurance Funds.

Christopher Ponte, Born March 1984	Assistant Treasurer	May 2015
Director, Fund and Broker Dealer Finance, Fund
Administration, (5/1/23-present); Victory Capital
Transfer Agency, Inc. (May 2023-present); Manager,
Fund Administration, the Adviser (2017-2023); Chief
Financial Officer, Victory Capital Services, Inc. (since
2018). Mr. Ponte also serves as Assistant Treasurer of
Victory Portfolios, Victory Portfolios III, and Victory
Variable Insurance Funds.

Carol D. Trevino Born October 1965	Assistant Treasurer	February 2023
Director, Financial Reporting, Fund Administration
(5/1/23-present); Director, Accounting and Finance, the
Adviser (7/1/19-4/30/23); Accounting/ Financial
Director, USAA (12/13-6/30/19). Ms. Trevino also
serves as Assistant Treasurer of Victory Portfolios,
Victory Portfolios III, and Victory Variable Insurance
Funds.

Sean Fox, Born September 1976	Chief Compliance Officer	June 2022
Sr. Compliance Officer, the Adviser (2019-Present);
Compliance Officer, the Adviser (2015-2019). Mr. Fox
also serves as Chief Compliance Officer for Victory
Portfolios, Victory Portfolios III, and Victory Variable
Insurance Funds.

Michael Bryan, Born December 1962	Anti-Money Laundering Compliance Officer and Identity Theft Officer	May 2023
Vice President, CCO Compliance Support Services, Citi
Fund Services Ohio, Inc. (2008-present). Mr. Bryan
also serves as the Anti-Money Laundering Compliance
Officer and Identity Theft Officer for Victory
Portfolios, Victory Portfolios III, and Victory Variable
Insurance Funds.

Jay G. Baris, Born January 1954	Assistant Secretary	May 2015	Partner, Sidley Austin LLP (since 2020); Partner, Shearman & Sterling LLP (2018-2020).
Fund Ownership
The following tables show the dollar ranges of Fund shares (and of shares of all series of the Victory Fund Complex) beneficially owned by each Trustee and Advisory Trustee as of December 31, 2022. No Independent Trustee or Advisory Trustee (or any immediate family member) owns beneficially or of record an interest in the Adviser or the Distributor or in any person directly or indirectly controlling, controlled by, or under common control with the Adviser or the Distributor (other than Funds in the Victory Funds Complex). As of December 31, 2022, the Trustees, Advisory Trustee, and officers as a group owned beneficially less than 1% of each class of outstanding shares of those series of the Trust. No information is provided for the Advisory Trustee, Timothy Pettee, because he was not appointed an Advisory Trustee until January 1, 2023.
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Independent Trustees
Trustee	Dollar Range of Beneficial Ownership of Fund Shares	Aggregate Dollar Range of Ownership of Shares of All Series of the Victory Fund Complex
Mr. Adcock	None	Over $100,000
Mr. Andrews	None	Over $100,000
Ms. Beard	None	Over $100,000
Mr. Bushe	None	Over $100,000
Mr. Kelly	None	Over $100,000
Mr. Meyer	None	Over $100,000
Ms. Nelund	None	Over $100,000
Mr. Wilson	None	None
Advisory Trustee
Trustee	Dollar Range of Beneficial Ownership of Fund Shares	Aggregate Dollar Range of Ownership of Shares of All Series of the Victory Fund Complex
Mr. Pettee	None	None
Interested Trustee
Trustee	Dollar Range of Beneficial Ownership of Fund Shares	Aggregate Dollar Range of Ownership of Shares of All Series of the Victory Fund Complex
Mr. Brown*	None	Over $100,000
* Mr. Brown is an “Interested Person” by reason of his relationship with the Adviser.
Compensation
The Victory Fund Complex pays each Independent Trustee and Advisory Trustee $344,000 per year for his or her services to the Complex. The Board Chair is paid an additional retainer of $150,000 per year. While the Board reserves the right to award reasonable compensation to any Interested Trustee, as of the date of this SAI no Interested Trustee receives compensation for services as a Trustee.
The following tables indicate the compensation received by each Trustee and Advisory Trustee from the Funds covered in this SAI and from the Victory Fund Complex for the fiscal year ended June 30, 2023. As of June 30, 2023, there were 69 funds in the Victory Fund Complex for which the Trustees or Advisory Trustee listed below were compensated. The Trust does not maintain a retirement plan for its Trustees or Advisory Trustee.
Independent Trustees

Trustee	Aggregate Compensation from the Funds	Total Compensation from the Victory Fund Complex
Mr. Adcock	$2,157	$344,000
Mr. Andrews*	$2,157	$344,000
Ms. Beard	$2,157	$344,000
Mr. Bushe	$2,157	$344,000
Mr. Kelly	$3,097	$494,000
Mr. Meyer	$2,157	$344,000
Ms. Nelund	$2,157	$344,000
Mr. Wilson	$2,157	$344,000
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* Mr. Andrews no longer elects to receive a portion of his compensation as deferred compensation. As of June 30, 2023, the value of Mr. Andrews' deferred compensation account was $575,153.02.
Advisory Trustee
Trustee	Aggregate Compensation from the Funds	Total Compensation from the Victory Fund Complex
Mr. Pettee*	$1,072	$172,000
* Appointed effective January 2023.
Interested Trustee

Trustee	Aggregate Compensation from the Funds	Total Compensation from the Victory Fund Complex
Mr. Brown*	None	None
*
Mr. Brown is an “Interested Person” by reason of his relationship with the Adviser.
Deferred Compensation
Each Trustee may elect to defer a portion of his or her compensation from the Victory Fund Complex in accordance with a Deferred Compensation Plan adopted by the Board (the “Plan”). Such amounts are invested in one or more Funds in the Victory Fund Complex offered under the Plan or a money market fund, as selected by the Trustee.
As of the most recent fiscal year ended June 30, 2023, the following current Trustees have elected to defer a portion of his or her compensation from the Victory Fund Complex.

Trustee	Aggregate Compensation from the Funds	Total Compensation from the Victory Fund Complex
Mr. Adcock*	$323	$51,600
Ms. Beard**	$291	$46,440
Mr. Bushe***	$1,078	$172,000
*         As of June 30, 2023, the value of Mr. Adcock's deferred compensation account was $259,115.
**       As of June 30, 2023, the value of Ms. Beard’s deferred compensation account was $65,015.
***     As of June 30, 2023, the value of Mr. Busche's deferred compensation account was $1,583,968.
.
CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS
As of September 30, 2023, the following shareholders owned 5% or more of the indicated Funds. Each shareholder that beneficially owns more than 25% of the voting securities of a class of a Fund may be deemed a control person of the Fund’s outstanding shares and, thereby, may influence the outcome of matters on which shareholders are entitled to vote. Since the economic benefit of investing in a Fund and related voting authority is passed through to the underlying investors of the record owners, it is expected that these record owners generally will not be considered the beneficial owners of the Fund’s shares or control persons of the Fund.
The names and addresses of the record holders and the percentage of the outstanding shares held by such holders are set forth in the following table.

Fund - Class	Name and Address of Owner	Percentage Owned of Record
VictoryShares Core Plus Intermediate Bond ETF	CITIBANK, NATIONAL ASSOCIATION 399 Park Avenue New York NY 10022	94.60%
VictoryShares Corporate Bond ETF	CITIBANK, NATIONAL ASSOCIATION 399 Park Avenue New York NY 10022	99.70%
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Fund - Class	Name and Address of Owner	Percentage Owned of Record
VictoryShares THB Mid Cap ESG ETF	MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED 4800 E Deer Lake Drive Jacksonville FL 32246	82.60%
	TD AMERITRADE CLEARING, INC. 200 South 108th Avenue Omaha NE 68154	23.90%
	CHARLES SCHWAB & CO., INC. 101 Montgomery Street San Franciso CA 94101	9.70%
INVESTMENT ADVISER AND OTHER SERVICE PROVIDERS
Investment Adviser
Victory Capital, a New York corporation registered as an investment adviser with the SEC, serves as investment adviser to the Funds. Victory Capital’s principal business address is 15935 La Cantera Parkway, San Antonio, TX 78256. Subject to the authority of the Board, the Adviser is responsible for the overall management and administration of the Funds’ business affairs. Each of the Adviser’s multiple investment teams, referred to separately as investment franchises utilizes its own independent approach to investing. The Adviser is responsible for selecting each Fund’s investments according to its investment objective, policies, and restrictions. The Adviser is an indirect wholly owned subsidiary of Victory Capital Holdings, Inc. (“VCH”), a publicly traded Delaware corporation. As of September 30, 2023, the Adviser managed assets totaling in excess of $153.5 billion for numerous clients including large corporate and public retirement plans, Taft-Hartley plans, foundations and endowments, high net worth individuals and mutual funds.
The Adviser is a diversified global asset manager comprised of multiple investment teams, referred to as investment franchises, each of which utilizes an independent approach to investing.
The Advisory Agreement
The Adviser serves as the Funds’ investment adviser pursuant to an advisory agreement dated as of May 1, 2015 (the “Advisory Agreement”). Unless sooner terminated, the Advisory Agreement between the Adviser and the Trust, on behalf of the Funds, provides that it will continue in effect as to the Funds for two years and for consecutive one-year terms thereafter, provided that such renewal is approved at least annually by the Trustees or by vote of the majority of the outstanding shares of each such Fund (as defined under “Miscellaneous” below) and, in either case, by a majority of the Trustees who are not parties to the Advisory Agreement or “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreement, by votes cast in person at a meeting called for such purpose. The Advisory Agreement is terminable as to any particular Fund at any time on 60 days’ written notice without penalty by a vote of the majority of the outstanding shares of a Fund, by vote of the Trustees, or as to all applicable Funds by the Adviser. The Advisory Agreement also terminates automatically in the event of any assignment, as defined by the 1940 Act.
The Advisory Agreement provides that the Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Funds in connection with the performance of the services pursuant thereto, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith, gross negligence on the part of the Adviser in the performance of its duties, or from reckless disregard by the Adviser of its duties and obligations thereunder.
Under the Advisory Agreement, the Adviser may delegate a portion of its responsibilities to a sub-adviser. In addition, the agreements provide that the Adviser may render services through its own employees or the employees of one or more affiliated companies that are qualified to act as an investment adviser of the Fund provided all such persons are functioning as part of an organized group of persons, managed by authorized officers of the Adviser.
The following schedule lists the advisory fees for each Fund, as an annual percentage of its average daily net assets.
Fund	Advisory Fee
VictoryShares Core Plus Intermediate Bond ETF	0.35%
VictoryShares Corporate Bond ETF	0.35%
VictoryShares THB Mid Cap ESG ETF	0.50%
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Advisory fees paid by the Funds to the Adviser for the fiscal year ended June 30, 2023, and the fiscal period ended June 30, 2022, are shown in the table below. The Funds commenced investment operations on October 5, 2021.

Fund	2023	2022
VictoryShares Core Plus Intermediate Bond ETF	$749,057	$493,664
VictoryShares Corporate Bond ETF	$363,930	$274,535
VictoryShares THB Mid Cap ESG ETF	$11,263	$8,872
Management Fee Waiver/Expense Reimbursement
The Adviser has contractually agreed to waive its management fee and/or reimburse Fund expenses so that the total annual operating expenses (excluding any acquired fund fees and expenses and certain other items such as interest, taxes, dividend and interest expenses on short sales and brokerage commissions) of a Fund (by share class) do not exceed a certain percentage for a predetermined amount of time. In these instances, the fee and expense table in the Fund’s Prospectus provides more details about this arrangement and shows the impact it will have on the Fund’s total annual fund operating expenses. Under its contractual agreement with the Funds, the Adviser is permitted to recoup advisory fees waived and expenses reimbursed for up to three years after the date of the waiver or reimbursement, subject to the lesser of any operating expense limits in effect at the time of: (a) the original waiver or expense reimbursement; or (b) the recoupment, after giving effect to the recoupment amount. This agreement may only be terminated by the Board. From time to time, the Adviser may also voluntarily waive its management fee and/or reimburse expenses for a Fund. These voluntary reductions are not reflected in the fee and expense table in the Fund’s Prospectus.
From time to time, the Manager may, without prior notice to shareholders, waive all or any portion of fees or agree to reimburse expenses incurred by a Fund. As a result of the Funds’ expense limitation agreement, for the fiscal year ended June 30, 2023, and the fiscal period ended June 30, 2022, Victory Capital waived its management fee and/or reimbursed the Funds the amount listed in the table below. The Funds commenced investment operations on October 5, 2021.

Fund	2023	2022
VictoryShares Core Plus Intermediate Bond ETF	$107,433	$138,029
VictoryShares Corporate Bond ETF	$60,286	$103,382
VictoryShares THB Mid Cap ESG ETF	$42,025	$34,457
Compliance Services
The Trust and the Adviser are parties to the Agreement to Provide Compliance Services (the “Compliance Agreement”) pursuant to which the Adviser furnishes its compliance personnel, including the services of the CCO, and other resources reasonably necessary to provide the Trust with compliance oversight services related to the design, administration, and oversight of a compliance program for the Trust in accordance with Rule 38a-1 under 1940 Act. The funds in the Victory Fund Complex, in the aggregate, compensate the Adviser for these services.
For the fiscal year ended June 30, 2023, and the fiscal period ended June 30, 2022, the Funds paid the Adviser the following fees under the terms of the Compliance Agreement. The Funds commenced investment operations on October 5, 2021.

Fund	2023	2022
VictoryShares Core Plus Intermediate Bond ETF	$1,931	$875
VictoryShares Corporate Bond ETF	$938	$497
VictoryShares THB Mid Cap ESG ETF	$20	$11
Administrator and Fund Accountant
Victory Capital serves as the administrator and fund accountant to the Trust pursuant to an agreement dated July 1, 2006, as amended (the “Administration and Fund Accounting Agreement”). Citi Fund Services Ohio, Inc. (“Citi”) serves as sub-administrator and sub-fund accountant to the Trust pursuant to an agreement with Victory Capital dated October 1, 2015, as amended (the “Sub-Administration and Sub-Fund Accounting Agreement”). As administrator, Victory Capital supervises the Trust’s operations, including the services that Citi provides to the Funds as sub-administrator and sub-fund accountant, but excluding those that Victory Capital supervises as investment adviser, subject to the supervision of the Board.
Under the Administration and Fund Accounting Agreement, for the administration and fund accounting services that Victory Capital renders to the Funds, the Trust, Victory Portfolios ("VP") and Victory Variable Insurance Funds (“VVIF”) pay Victory Capital an annual fee, accrued daily and paid monthly, at the following annual rates based on the aggregate average daily net assets of the Trust, VP and VVIF: 0.08% of the first $15 billion in aggregate Trust, VP and VVIF net assets, plus 0.05% of aggregate Trust, VP and VVIF net assets in excess of $15 billion to $30 billion, plus 0.04% of aggregate Trust, VP and VVIF net assets in excess of $30 billion. Victory Capital
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may periodically waive all or a portion of the amount of its fee that is allocated to any Fund in order to increase the Fund’s net income available for distribution to shareholders. In addition, the Trust, VP and VVIF reimburse Victory Capital for all of its reasonable out-of-pocket expenses incurred as a result of providing the services under the Administration and Fund Accounting Agreement, including costs associated with implementing new reports required by the new RIC Modernization rules adopted by the SEC under the 1940 Act.
Except as otherwise provided in the Administration and Fund Accounting Agreement, Victory Capital pays all expenses that it incurs in performing its services and duties as administrator. Unless sooner terminated, the Administration and Fund Accounting Agreement continues in effect for a period of three years and for consecutive one-year terms thereafter, provided that such continuance is approved by the Board or by vote of a majority of the outstanding shares of each Fund and, in either case, by a majority of the Independent Trustees. The Administration and Fund Accounting Agreement provides that Victory Capital shall not be liable for any error of judgment or mistake of law or any loss suffered by the Trust in connection with the matters to which the Agreement relates, except a loss resulting from bad faith, willful misfeasance, negligence or reckless disregard of its obligations and duties under the Agreement.
Under the Administration and Fund Accounting Agreement, Victory Capital, among other things, coordinates the preparation, filing and distribution of amendments to the Trust’s registration statement on Form N-1A, supplements to prospectuses and SAIs, and proxy materials in connection with shareholder meetings; drafts shareholder communications, including annual and semi-annual reports; administers the Trust’s other service provider contracts; monitors compliance with investment restrictions imposed by the 1940 Act, each Fund’s investment objective, defined investment policies, and restrictions, tax diversification, and distribution and income requirements; coordinates the Funds’ service arrangements with financial institutions that make the Funds’ shares available to their customers; assists with regulatory compliance; supplies individuals to serve as Trust officers; prepares Board meeting materials; and annually determines whether the services that it provides (or the services that Citi provides as sub-administrator) are adequate and complete.
Victory Capital also performs fund accounting services for each Fund, excluding those services that Citi performs as sub-fund accountant. The fund accountant calculates each Fund’s NAV, its dividend and capital gain distribution, if any, and its yield. The fund accountant also provides a current security position report, a summary report of transactions and pending maturities, a current cash position report, and maintains the general ledger accounting records for the Funds. The fees that Citi receives for sub-administration and sub-fund accounting services are described in the SAI section entitled “Sub-Administrator and Sub-Fund Accountant.”
For the fiscal year ended June 30, 2023, and the fiscal period ended June 30, 2022, the Funds accrued the following amounts in administrative, fund accountant fees. The Funds commenced investment operations on October 5, 2021.

Fund	2023 Fees Paid	2022 Fees Paid
VictoryShares Core Plus Intermediate Bond ETF	$117,848	$76,218
VictoryShares Corporate Bond ETF	$57,258	$42,396
VictoryShares THB Mid Cap ESG ETF	$1,241	$959
Sub-Administrator and Sub-Fund Accountant
Citi serves as sub-administrator and sub-fund accountant to the Funds pursuant to the Sub-Administration and Sub-Fund Accounting Agreement dated October 1, 2015, as amended, by and between Victory Capital and Citi (the "Sub-Administration and Sub-Fund Accounting Agreement.”) Citi assists in supervising all operations of the Funds (other than those performed by Victory Capital either as investment adviser or administrator), subject to the supervision of the Board.
Unless sooner terminated, the Sub-Administration and Sub-Fund Accounting Agreement continues in effect as to each Fund for a period of three years and for consecutive one-year terms thereafter. The Sub-Administration and Sub-Fund Accounting Agreement provides that Citi shall not be liable for any error of judgment or mistake of law or any loss suffered by the Trust in connection with the matters to which the Agreement relates, except a loss resulting from bad faith, willful misfeasance, negligence, or reckless disregard of its obligations and duties under the Agreement.
Under the Sub-Administration and Sub-Fund Accounting Agreement, Citi calculates Trust expenses and make disbursements; calculates capital gain and distribution information; registers the Funds’ shares with the states; prepares shareholder reports and reports to the SEC on Forms N-CEN and N-PORT; coordinates dividend payments; calculates the Funds’ performance information; files the Trust’s tax returns; supplies individuals to serve as Trust officers; monitors the Funds’ status as regulated investment companies under the Code; assists in developing portfolio compliance procedures; reports to the Board amounts paid under shareholder service agreements; assists with regulatory compliance; obtains, maintains and files fidelity bonds and trustees’ and officers’/errors and omissions insurance policies for the Trust; assists with liquidity and derivatives risk management services; and assists in the annual audit of the Funds, among other services.
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Transfer Agent
Citibank, N.A. (“Citibank” or the “Custodian”), 388 Greenwich St., New York, New York 10013, serves as transfer agent for the Funds pursuant to a Transfer Agency Services Agreement. Under its agreement with the Funds, Citibank has agreed, among other things, to (1) perform and facilitate the performance of purchases and redemptions of Creation Units by Authorized Participants; (2) record and calculate the number of outstanding Fund shares; (3) maintain shareholder accounts; (4) perform duties relating to anti-money laundering and identity theft prevention; and (5) make periodic reports to the Board and regulators regarding its operations.
Custodian
General. Citibank, 388 Greenwich St., New York, New York 10013, ("Citibank" or the "Custodian") serves as the custodian of the assets of each Fund pursuant to the Global Custodial Services Agreement dated August 5, 2008, as amended (the “Custody Agreement”). The Custodian’s responsibilities include safeguarding and controlling each Fund’s cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on the Fund’s investments. Pursuant to the Custody Agreement, the Custodian also maintains original entry documents and books of record and general ledgers; posts cash receipts and disbursements; and records purchases and sales based upon communications from the Adviser. The Custodian may, with the approval of a Fund and at its own expense, open and maintain a sub-custody account or accounts on behalf of a Fund, provided that it shall remain liable for the performance of all of its duties under the Custody Agreement.
Foreign Custody. Rule 17f-5 under the 1940 Act, which governs the custody of investment company assets outside the United States, allows a mutual fund’s board of directors to delegate to a “Foreign Custody Manager” the selection and monitoring of foreign sub-custodian arrangements for the Trust’s assets. Accordingly, the Board delegated these responsibilities to the Custodian pursuant to the Custody Agreement. As Foreign Custody Manager, the Custodian must (a) determine that the assets of the Funds held by a foreign sub-custodian will be subject to reasonable care, based on the standards applicable to custodians in the relevant market; (b) determine that the Trust’s foreign custody arrangements are governed by written contracts in compliance with Rule 17f-5 (or, in the case of a compulsory depository, by such a contract and/or established practices or procedures); and (c) monitor the appropriateness of these arrangements and any material change in the relevant contract, practices or procedures. In determining appropriateness, the Custodian will not evaluate a particular country’s investment risks, such as (a) the use of compulsory depositories, (b) such country’s financial infrastructure, (c) such country’s prevailing custody and settlement practices, (d) nationalization, expropriation or other governmental actions, (e) regulation of the banking or securities industry, (f) currency controls, restrictions, devaluations or fluctuations, and (g) market conditions that affect the orderly execution of securities transactions or affect the value of securities. The Custodian will provide to the Board quarterly written reports regarding the Trust’s foreign custody arrangements.
Line of Credit. Each Fund, along with other funds managed by the Adviser, participates in a 364-day committed credit facility and a 364-day uncommitted, demand credit facility with Citibank. Each such credit facility may be renewed if so agreed by the parties. Under the current agreement with Citibank, the Funds may borrow up to $600 million, of which $300 million is committed and $300 million is uncommitted. Of this amount, $40 million of the committed line of credit and $60 million of the uncommitted line of credit are reserved for use by the Victory Floating Rate Fund (a series of Victory Portfolios), with that Fund paying the related commitment fees for that amount. The purpose of each agreement is to meet temporary or emergency cash needs. For the committed credit facility, Citibank received an annual commitment fee of 0.15%. Each Fund pays a pro-rata portion (adjusted for the amount of credit reserved for the Victory Floating Rate Fund) of these fees and pays the interest on any amount that it borrows. Each Fund paid a pro-rata portion of the renewal fee.
Securities Lending
The Funds, through a Securities Lending Agreement with Citibank, N.A. (“Citibank”), may lend its securities to qualified financial institutions, such as certain broker-dealers and banks, to earn additional income, net of income retained by Citibank. Borrowers are required to initially secure their loans for collateral in the amount of at least 102% of the value of U.S. securities loaned or at least 105% of the value of non-U.S. securities loaned, marked-to-market daily. Any collateral shortfalls associated with increases in the valuation of the securities loaned generally are cured the next business day. The collateral can be received in the form of cash collateral and/or non-cash collateral. Non-cash collateral can include U.S. government securities and other securities as permitted by SEC guidelines. The cash collateral is invested in short-term instruments or cash equivalents, primarily open-end investment companies. The Funds effectively do not have control of the non-cash collateral. Collateral requirements are determined daily based on the value of a Fund’s securities on loan as of the end of the prior business day. During the time portfolio securities are on loan, the borrower will pay the Fund any dividends or interest paid on such securities plus any fee negotiated between the parties to the lending agreement. A Fund also earns a return from the collateral. A Fund pays Citibank various fees in connection with the investment of cash collateral and fees based on the investment income received from securities lending activities. Loans are terminable upon demand and the borrower must return the loaned securities within the lesser of one standard settlement period or five business days. Although risk is mitigated by the collateral, a Fund could experience a delay in recovering its securities and possible loss of income or value if the borrower fails to return
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them. In addition, there is a risk that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower.
The Funds’ agreement with Citibank does not include master netting provisions. Non-cash collateral received by a Fund may not be sold or repledged, except to satisfy borrower default.
The Funds did not participate in Securities Lending during the fiscal year ended June 30 last completed fiscal year.
Distributor
Foreside Fund Services, LLC serves as the distributor of Creation Units (the “Distributor”) for the Funds on an agency basis. Under the ETF Distribution Agreement most recently entered into as of December 6, 2022, as may be amended (“Distribution Agreement”), the Distributor receives orders from Authorized Participants to create and redeem shares in Creation Unit aggregations and transmits such orders to the Trust's Custodian and transfer agent. The Distributor’s principal address is Three Canal Plaza, Portland, Maine 04101. The Distributor is a broker-dealer registered under the 1934 Act and a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). Shares will be continuously offered for sale only in Creation Units. Shares in less than a Creation Unit are not distributed by the Distributor. The Distributor has no role in determining the investment policies of the Funds or which securities are to be purchased or sold by the Funds. No compensation is payable by the Trust to the Distributor for such distribution services. However, the Adviser has entered into an agreement with the Distributor under which it makes payments to the Distributor in consideration for its services under the Distribution Agreement. The payments made by the Adviser to the Distributor do not represent an additional expense to the Trust or its shareholders.
Under the Distribution Agreement, the Distributor, as agent for the Trust, will solicit orders for the purchase of shares, provided that any subscriptions and orders will not be binding on the Trust until accepted by the Trust. The Distributor will deliver Prospectuses and, upon request, SAIs to persons purchasing Creation Units. The Distributor is a broker-dealer registered under the Exchange Act and a member of FINRA.
The Distributor may also enter into agreements with securities dealers (“Soliciting Dealers”) who will solicit purchases of Creation Units of shares. Such Soliciting Dealers may also be Authorized Participants (as discussed in “Procedures for Creation of Creation Units” below) or DTC participants (as defined below).
The Distribution Agreement will continue for two years from its effective date and is renewable thereafter. The continuance of the Distribution Agreement must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of the Fund and (ii) by the vote of a majority of the Trustees who are not “interested persons” of the Trust and have no direct or indirect financial interest in the operations of the Distribution Agreement or any related agreement, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement is terminable, without penalty, by the Trust on 60 days’ written notice when authorized either by majority vote of its outstanding voting shares or by a vote of a majority of its Board (including a majority of the Independent Trustees), or by the Distributor on 60 days’ written notice, and will automatically terminate in the event of its assignment. The Distribution Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Distributor, or reckless disregard by it of its obligations thereunder, the Distributor shall not be liable for any action or failure to act in accordance with its duties thereunder.
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PORTFOLIO MANAGERS
This section includes information about the Funds’ portfolio managers, including information concerning other accounts they manage, the dollar range of Fund shares they own and how they are compensated.
Other Accounts
The following table lists the number and types of accounts managed by the portfolio managers and assets under management in those accounts as of the end of the last completed fiscal year:
	Registered Investment Company Accounts		Pooled Investment Vehicle Accounts		Other Accounts
	Assets Managed (In Millions	Number of Accounts	Assets Managed (In Millions)	Number of Accounts	Assets Managed (In Millions)	Number of Accounts
Victory Income Investors Team
Kurt Daum	$13,755.23	8	$—	0	$—	0
John Spear	$13,755.23	8	$—	0	$—	0
James F. Jackson Jr.	$19,267.3	14	$—	0	$—	0
R. Neal Graves	$19,267.3	14	$—	0	$—	0
Michael Duncan*	$—	1	$—	0	$—	0
VictoryShares THB Mid Cap ESG ETF Team
Christopher N. Cuesta	$571.05	5	$161.45	4	$93.13	22
Manish Maheshwari	$571.05	5	$161.45	4	$93.13	22
*Mr. Duncan commenced as a portfolio manager of the VictoryShares Corporate Bond ETF effective November 1, 2023.
The following table sets forth performance-based accounts for which the Funds’ portfolio managers were primarily responsible for the day-to-day portfolio management as of the end of the last completed fiscal year:

	Registered Investment Company Accounts		Pooled Investment Vehicle Accounts		Other Accounts
	Assets Managed (In Millions)	Number of Accounts	Assets Managed (In Millions)	Number of Accounts	Assets Managed (In Millions)	Number of Accounts
Victory Income Investors Team
Kurt Daum	$11,454.59	4	$—	0	$—	0
John Spear	$11,454.59	4	$—	0	$—	0
James F. Jackson Jr.	$12,714.3	6	$—	0	$—	0
R. Neal Graves	$12,714.3	6	$—	0	$—	0
Michael Duncan*	$—	0	$—	0	$—	0
VictoryShares THB Mid Cap ESG ETF Team
Christopher N. Cuesta	$549.49	3	$—	0	$—	0
Manish Maheshwari	$549.49	3	$—	0	$—	0
*Mr. Duncan commenced as a portfolio manager of the VictoryShares Corporate Bond ETF effective November 1, 2023.
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Fund Ownership
As of the most recent fiscal year end, the dollar range of shares beneficially owned by the portfolio managers of the Funds are set forth below:
Portfolio Manager	Fund	Dollar Range of Shares Beneficially Owned as of June 30, 2023
VictoryShares THB Mid Cap ESG ETF Team
Mr. Cuesta	VictoryShares THB Mid Cap ESG ETF	None
Mr. Maheshwari	VictoryShares THB Mid Cap ESG ETF	None
Victory Income Investors Team
Mr. Daum	VictoryShares Core Plus Intermediate Bond ETF VictoryShares Corporate Bond ETF	$10,001-$50,000 None
Mr. Spear	VictoryShares Core Plus Intermediate Bond ETF VictoryShares Corporate Bond ETF	None None
Mr. Jackson Jr.	VictoryShares Core Plus Intermediate Bond ETF VictoryShares Corporate Bond ETF	$1-$10,000 $1-$10,000
Mr. Graves	VictoryShares Core Plus Intermediate Bond ETF VictoryShares Corporate Bond ETF	None None
Mr. Duncan*	VictoryShares Corporate Bond ETF	None
*Mr. Duncan commenced as a portfolio manager of the VictoryShares Corporate Bond ETF effective November 1, 2023.
Portfolio Manager Compensation
The Adviser has designed the structure of its portfolio managers’ compensation to (1) align portfolio managers’ interests with those of the Adviser’s clients with an emphasis on long-term, risk-adjusted investment performance, (2) help the Adviser attract and retain high-quality investment professionals, and (3) contribute to the Adviser’s overall financial success. Each of the portfolio managers receives a base salary plus an annual incentive bonus for managing a Fund, separate accounts, other investment companies, other pooled investment vehicles and other accounts (including any accounts for which the Adviser receives a performance fee) (together, “Accounts”). A portfolio manager’s base salary is dependent on the manager’s level of experience and expertise. The Adviser monitors each manager’s base salary relative to salaries paid for similar positions with peer firms by reviewing data provided by various independent third-party consultants that specialize in competitive salary information. Such data, however, is not considered to be a definitive benchmark.
Each of the Adviser’s investment franchises may earn incentive compensation based on a percentage of the Adviser’s revenue attributable to fees paid by Accounts managed by the team. The chief investment officer or a senior member of each team, in coordination with the Adviser, determines the allocation of the incentive compensation earned by the team among the team’s portfolio managers by establishing a “target” incentive for each portfolio manager based on the manager’s level of experience and expertise in the manager’s investment style. Individual performance is based on objectives established annually using performance metrics such as portfolio structure and positioning, research, stock selection, asset growth, client retention, presentation skills, marketing to prospective clients and contribution to the Adviser’s philosophy and values, such as leadership, risk management and teamwork. The annual incentive bonus also factors in individual investment performance of each portfolio manager’s portfolio or Fund relative to a selected peer group(s). The overall performance results for a manager are based on the composite performance of all Accounts managed by that manager on a combination of one-, three-, and five-year rolling performance periods as compared to the performance information of a peer group of similarly managed competitors.
The Adviser’s portfolio managers may participate in the equity ownership plan of the Adviser’s parent company. There is an ongoing annual equity pool granted to certain employees based on their contribution to the firm. Eligibility for participation in these incentive programs depends on the manager’s performance and seniority.
Conflicts of Interest
The Adviser’s portfolio managers are often responsible for managing one or more Funds as well as other accounts, such as separate accounts, and other pooled investment vehicles, such as collective trust funds or unregistered hedge funds. A portfolio manager may manage other accounts which have materially higher fee arrangements than a Fund and may, in the future, manage other accounts which
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have a performance-based fee. A portfolio manager also may make personal investments in accounts he or she manages or supports. The side-by-side management of the Funds along with other accounts may raise potential conflicts of interest by incenting a portfolio manager to direct a disproportionate amount of: (1) their attention; (2) limited investment opportunities, such as less-liquid securities or initial public offering; and/or (3) desirable trade allocations, to such other accounts. In addition, certain trading practices, such as cross-trading between Funds or between a Fund and another account, raise conflict of interest issues. The Adviser has adopted numerous compliance policies and procedures, including a Code of Ethics, and brokerage and trade allocation policies and procedures, which seek to address the conflicts associated with managing multiple accounts for multiple clients. In addition, the Adviser has a designated Chief Compliance Officer (selected in accordance with the federal securities laws) and compliance staff whose activities are focused on monitoring the activities of the Adviser’s investment franchises and employees in order to detect and address potential and actual conflicts of interest. However, there can be no assurance that the Adviser’s compliance program will achieve its intended result.
DISTRIBUTION AND SERVICE PLAN
The Trust has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act (“Rule 12b-1 Plan” or “Plan”). In accordance with its Plan, the Funds are authorized to pay an amount up to 0.25% of its average daily net assets each year for certain distribution-related activities. In addition, if the payment of management fees by the Fund is deemed to be indirect financing by the Funds of the distribution of its shares, such payment is authorized by the Rule 12b-1 Plan. The Plan specifically recognizes that the Adviser and other persons may use management fee revenue, as well as past profits or other resources, to pay for expenses incurred in connection with providing services intended to result in the sale of shares. The Adviser and such other persons, as well as their affiliates, may pay amounts to third parties for distribution or marketing services on behalf of the Funds. The making of the types of payments described in this paragraph could create a conflict of interest for the party receiving such payments.
The Rule 12b-1 Plan was adopted in order to permit the implementation of the Funds’ method of distribution. No fees are currently paid by the Funds under the Plan, and there are no current plans to impose such fees. In the event such fees were to be charged, over time they would increase the cost of an investment in the Funds.
The Distributor is required to provide a written report, at least quarterly to the Board, specifying in reasonable detail the amounts (if any) expended pursuant to the Rule 12b-1 Plan and the purposes for which such expenditures were made. Further, the Distributor will inform the Board of any Rule 12b-1 fees to be paid by the Distributor to Recipients. From time to time, the Adviser, at its expense, may provide additional compensation to dealers that sell or arrange for the sale of shares of a Fund. Such compensation provided by the Adviser may include financial assistance to dealers that enable the Adviser to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other employees, client and investor events and other dealer-sponsored events. Other compensation may be offered to the extent not prohibited by state laws or any self-regulatory agency, such as FINRA. The Adviser may make payments for events it deems appropriate, subject to applicable law. These payments may vary depending upon the nature of the event.
The Rule 12b-1 Plan may not be amended to increase materially the amount of the Distributor’s compensation to be paid by the Fund, unless such amendment is approved by the vote of a majority of the outstanding voting securities of the affected Fund (as defined in the 1940 Act). All material amendments must be approved by a majority of the Board and a majority of the Rule 12b-1 Trustees by votes cast in person at a meeting called for the purpose of voting on a Rule 12b-1 Plan. During the term of the Rule 12b-1 Plan, the selection and nomination of non-interested Trustees of the Trust will be committed to the discretion of current non-interested Trustees. The Distributor will preserve copies of the Rule 12b-1 Plan, any related agreements, and all reports, for a period of not less than six years from the date of such document and for at least the first two years in an easily accessible place.
Any agreement related to the Rule 12b-1 Plan will be in writing and provide that: (a) it may be terminated by the Trust or the applicable Fund at any time upon sixty days’ written notice, without the payment of any penalty, by vote of a majority of the respective Rule 12b-1 Trustees, or by vote of a majority of the outstanding voting securities of the Trust or the Fund; (b) it will automatically terminate in the event of its assignment (as defined in the 1940 Act); and (c) it will continue in effect for a period of more than one year from the date of its execution or adoption only so long as such continuance is specifically approved at least annually by a majority of the Board and a majority of the Rule 12b-1 Trustees by votes cast in person at a meeting called for the purpose of voting on such agreements.
CODE OF ETHICS
The Trust and the Adviser each have adopted a Code of Ethics in accordance with Rule 17j-1 under the 1940 Act. The Adviser’s Code of Ethics applies to all of the Adviser’s directors and officers and employees with investment advisory duties (“Access Personnel”) and all of the Adviser’s directors, officers and employees (“Supervised Personnel”). Each Code of Ethics provides that Access Personnel must refrain from certain trading practices. Each Code also requires all Access Personnel (and, in the Adviser Code, all Supervised
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Personnel) to report certain personal investment activities, including, but not limited to, purchases or sales of securities that may be purchased or held by a Fund. Violations of any Code of Ethics can result in penalties, suspension, or termination of employment.
PROXY VOTING POLICIES AND PROCEDURES
In accordance with the 1940 Act, the Trust has adopted policies and procedures for voting proxies related to equity securities held by the Funds (the “Proxy Voting Policy”). The Trust’s Proxy Voting Policy is designed to: (i) ensure that proxies are voted in the best interests of shareholders of the Funds with a view toward maximizing the value of their investments; (ii) address conflicts of interests between these shareholders, on the one hand, and affiliates of the Fund, the Adviser or the Distributor, on the other, that may arise regarding the voting of proxies; and (iii) provide for the disclosure of the Funds’ proxy voting records and the Proxy Voting Policy.
The Proxy Voting Policy delegates to the Adviser the obligation to vote the Funds’ proxies in the best interests of the Funds and their shareholders, subject to oversight by the Board.
To assist the Adviser in making proxy-voting decisions, the Adviser has adopted a Proxy Voting Policy (“Policy”) that establishes voting guidelines (“Proxy Voting Guidelines”) with respect to certain recurring issues. The Policy is reviewed on an annual basis by the Adviser’s Proxy Committee (“Proxy Committee”) and revised when the Committee determines that a change is appropriate. The Board annually reviews the Trust’s Proxy Voting Policy and the Adviser’s Policy and determines whether amendments are necessary or advisable. Voting under the Adviser’s Policy may be executed through administrative screening per established guidelines with oversight by the Proxy Committee or upon vote by a quorum of the Proxy Committee. The Adviser delegates to Institutional Shareholder Services (“ISS”), an independent service provider, the non-discretionary administration of proxy voting for the Trust, subject to oversight by the Adviser’s Proxy Committee. In no circumstances shall ISS have the authority to vote proxies except in accordance with standing or specific instructions given to it by the Adviser.
The Adviser votes proxies in the best interests of the Funds and their shareholders. This entails voting client proxies with the objective of increasing the long-term economic value of Fund assets. The Adviser’s Proxy Committee determines how proxies are voted by following established guidelines, which are intended to assist in voting proxies and are not considered to be rigid rules. The Proxy Committee is directed to apply the guidelines as appropriate. On occasion, however, a contrary vote may be warranted when such action is in the best interests of the Funds or if required by the Board or the Funds’ Proxy Voting Policy. In such cases, the Adviser may consider, among other things:
• the effect of the proposal on the underlying value of the securities
• the effect on marketability of the securities
• the effect of the proposal on future prospects of the issuer
• the composition and effectiveness of the issuer’s board of directors
• the issuer’s corporate governance practices
• the quality of communications from the issuer to its shareholders
The Adviser may also take into account independent third-party, general industry guidance or other corporate governance review sources when making decisions. It may additionally seek guidance from other senior internal sources with special expertise on a given topic where it is appropriate. The Adviser generally votes on a case-by-case basis, taking into consideration whether implementation of an Environmental, Social, and Governance (“ESG”)-related proposal is likely to enhance or protect shareholder value. The investment team’s opinion concerning the management and prospects of the issuer may be taken into account in determining whether a vote for or against a proposal is in a Fund’s best interests. Insufficient information, onerous requests or vague, ambiguous wording may indicate that a vote against a proposal is appropriate, even when the general principal appears to be reasonable.
The following examples illustrate the Adviser’s policy with respect to some common proxy votes. This summary is not an exhaustive list of all the issues that may arise or of all matters addressed in the Guidelines, and whether the Adviser supports or opposes a proposal will depend upon the specific facts and circumstances described in the proxy statement and other available information.
Directors
• The Adviser generally supports the election of directors in uncontested elections, except when there are issues of accountability, responsiveness, composition, and/or independence.
• The Adviser generally supports proposals for an independent chair taking into account factors such as the current board leadership structure, the company’s governance practices, and company performance.
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• The Adviser generally supports proxy access proposals that are in line with the market standards regarding the ownership threshold, ownership duration, aggregation provisions, cap on nominees, and do not contain any other unreasonably restrictive guidelines.
• The Adviser reviews contested elections on a case-by-case basis taking into account such factors as the company performance, particularly the long-term performance relative to the industry; the management track record; the nominee qualifications and compensatory arrangements; the strategic plan of the dissident and its critique of the current management; the likelihood that the proposed goals and objectives can be achieved; the ownership stakes of the relevant parties; and any other context that is particular to the company and the nature of the election.
Capitalization & Restructuring
• The Adviser generally supports capitalization proposals that facilitate a corporate transaction that is also being supported and for general corporate purposes so long as the increase is not excessive and there are no issues of superior voting rights, company performance, previous abuses of capital, or insufficient justification for the need for additional capital.
Mergers and Acquisitions
• The Adviser reviews mergers and acquisitions on a case-by-case basis to balance the merits and drawbacks of the transaction and factors such as valuation, strategic rationale, negotiations and process, conflicts of interest, and the governance profile of the company post-transaction.
Compensation
• The Adviser reviews all compensation proposals for pay-for-performance alignment, with emphasis on long-term shareholder value; arrangements that risk pay for failure; independence in the setting of compensation; inappropriate pay to non-executive directors, and the quality and rationale of the compensation disclosure.
• The Adviser will generally vote FOR advisory votes on executive compensation (“say on pay”) unless there is a pay-for-performance misalignment; problematic pay practice or non-performance based element; incentive for excessive risk-taking, options backdating; or a lack of compensation committee communication and/or responsiveness to shareholder concerns.
• The Adviser will vote case-by-case on equity based compensation plans taking into account factors such as the plan cost; the plan features; and the grant practices as well as any overriding factors that may have a significant negative impact on shareholder interests.
Social and Environmental Issues
• The Adviser will vote case-by-case on topics such as consumer and product safety; environment and energy; labor standards and human rights; workplace and board diversity; and corporate and political issues, taking into account factors such as the implementation of the proposal is likely to enhance or protect shareholder value; whether the company has already responded in an appropriate and sufficient manner to the issue raised; whether the request is unduly burdensome; and whether the issue is more appropriately or effectively handled through legislation or other regulations.
Occasionally, conflicts of interest arise between the Adviser’s interests and those of a Fund or another client. When this occurs, the Proxy Committee must document the nature of the conflict and vote the proxy in accordance with the Proxy Voting Guidelines unless such guidelines are judged by the Proxy Committee to be inapplicable to the proxy matter at issue. In the event that the Proxy Voting Guidelines are inapplicable or do not mitigate the conflict, the Adviser will seek the opinion of the Adviser’s Chief Compliance Officer or consult with an external independent adviser. In the case of a Proxy Committee member having a personal conflict of interest (e.g. a family member is on the board of the issuer), such member will abstain from voting. Finally, the Adviser reports to the Board annually any proxy votes that took place involving a conflict, including the nature of the conflict and the basis or rationale for the voting decision made.
The Funds’ Proxy Voting Policy provides that the Funds, in accordance with SEC rules, annually will disclose on Form N- PX the Funds’ proxy voting record. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is updated each year by August 31st and is available without charge, upon request, by calling toll free 800-539-FUND (800-539-3863) or by accessing the SEC’s website at www.sec.gov.
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PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS
Subject to the general supervision of the Board, the Adviser is responsible for making decisions with respect to the purchase and sale of portfolio securities on behalf of the Funds. The Adviser is also responsible for the implementation of those decisions, including the selection of broker/dealers to effect portfolio transactions, the negotiation of commissions, and the allocation of principal business and portfolio brokerage. Under the terms of the Advisory Agreement, the Adviser may delegate these responsibilities to a sub-adviser.
Transactions on stock exchanges involve the payment of brokerage commissions. In transactions on stock exchanges in the United States, these commissions are negotiated. Traditionally, commission rates have generally been fixed for trades on stock markets outside the United States. In recent years, however, an increasing number of overseas stock markets have adopted a system of negotiated commission rates. It is expected that equity securities will ordinarily be purchased in the primary markets for such securities, whether over-the-counter or listed, and that listed securities may be purchased in the over-the-counter market if such market is deemed the primary market. In the case of securities traded on the over-the- counter markets, there is generally no stated commission, but the price usually includes an undisclosed commission or markup. In underwritten offerings, the price includes a disclosed, fixed commission (the underwriter’s concession) or discount.
Fixed income and convertible securities are bought and sold through broker-dealers acting on a principal basis. These trades are not charged a commission, but rather are marked up or marked down by the executing broker- dealer. The Adviser does not know the actual value of the markup/markdown. However, the Adviser attempts to ascertain whether the overall price of a security is reasonable through the use of competitive bids. Orders to buy or sell convertible securities and fixed income securities are placed on a competitive basis with a reasonable attempt made to obtain three competitive bids or offers. Exceptions are: (1) where the bid/ask spread is 5 basis points or less, provided the order is actually filled at the bid or better for sales and at the ask or better for purchases; (2) securities for which there are only one or two market makers; (3) block purchases considered relatively large; (4) swaps, a simultaneous sale of one security and purchase of another in substantially equal amounts for the same account, intended to take advantage of an aberration in a spread relationship, realize losses, etc.; and (5) purchases and/or sales of fixed income securities for which, typically, more than one offering of the same issue is unobtainable; subject to a judgment by the trader that the bid is competitive.
It is the policy of the Adviser to obtain the “best execution” of its clients’ securities transactions. The Adviser strives to execute each client’s securities transactions in such a manner that the client’s total costs or proceeds in each transaction are the most favorable under the circumstances. Commission rates paid on securities transactions for client accounts must reflect comparative market rates.
In purchasing and selling each Fund’s portfolio securities, it is the Adviser’s policy to obtain quality execution at the most favorable prices through responsible broker/dealers and, in the case of agency transactions, at competitive commission rates where such rates are negotiable. In selecting broker/dealers to execute a Fund’s portfolio transactions, consideration is given to such factors as the price of the security, the rate of the commission, the size and difficulty of the order, the reliability, integrity, financial condition, general execution and operational capabilities of competing brokers and dealers, their expertise in particular markets and the brokerage and research services they provide to the Adviser or the Funds. It is not the Adviser’s practice to seek the lowest available commission rate where it is believed that a broker or dealer charging a higher commission rate would offer greater reliability or provide better price or execution.
As permitted by Section 28(e) of the Securities Exchange Act of 1934, the Adviser may cause a Fund to pay broker- dealers that provide brokerage and research services a commission rate that exceeds the amount other broker/dealers would have charged for the transaction if the Adviser determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker/dealer viewed in terms of either a particular transaction or the Adviser’s overall responsibilities to the Fund or to its other clients. The term “brokerage and research services” includes advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or of purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and effecting securities transactions and performing functions incidental thereto such as clearance and settlement.
The brokerage and research services are in addition to and do not replace the services and research that the Adviser is required to perform and do not reduce the investment advisory fees payable to the Adviser by the Funds. Such information may be useful to the Adviser in serving both the Funds and other clients and, conversely, such supplemental research information obtained by the placement of orders on behalf of other clients may be useful to the Adviser in carrying out its obligations to the Funds.
Brokerage commissions may never be used to compensate a third party for client referrals unless the client has directed such an arrangement. In addition, brokerage commissions may never be used to obtain research and/or services for the benefit of any employee or non-client entity.
The Adviser will make a good faith determination that the commissions paid are reasonable in relationship to the value of the services received and continually reviews the quality of execution it receives from and the commission rates charged by the brokers it uses to
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carry out trades for its clients. The Adviser will consider the full range and quality of a broker’s services in placing brokerage including, but not limited to, the value of research provided, execution capability, commission rate, willingness and ability to commit capital and responsiveness. The lowest possible commission cost alone does not determine broker selection. The transaction that represents the best quality execution for a client account will be executed. Commission ranges and the actual commission paid for trades of listed stocks and over-the-counter stocks may vary depending on, but not limited to, the liquidity and volatility of the stock and services provided to the Adviser by the broker.
Some brokers executing trades for the Adviser’s clients may, from time to time, receive liquidity rebates in connection with the routing of trades to Electronic Communications Networks. Since the Adviser is not a broker, however, it is ineligible to receive such rebates and does not obtain direct benefits for its clients from this broker practice.
Investment decisions for each Fund are made independently from those made for the other Funds or any other investment company or account managed by the Adviser. Such other investment companies or accounts may also invest in the same securities and may follow similar investment strategies as the Funds. The Adviser may combine transaction orders (“bunching” or “blocking” trades) for more than one client account where such action appears to be equitable and potentially advantageous for each account (e.g., for the purpose of reducing brokerage commissions or obtaining a more favorable transaction price.) The Adviser will aggregate transaction orders only if it believes that the aggregation is consistent with its duty to seek best execution for its clients and is consistent with the terms of investment advisory agreements with each client for whom trades are being aggregated. Both equity and fixed income securities may be aggregated. When making such a combination of transaction orders for a new issue or secondary market trade in an equity security, the Adviser adheres to the following objectives:
• Fairness to clients both in the participation of execution of orders for their account, and in the allocation of orders for the accounts of more than one client.
• Allocation of all orders in a timely and efficient manner.
In some rare cases, “bunching” or “blocking” trades may affect the price paid or received by a Fund or the size of the position obtained by the Fund in an adverse manner relative to the result that would have been obtained if only that particular Fund had participated in or been allocated such trades.
The aggregation of transactions for advisory accounts and proprietary accounts (including partnerships and other accounts in which the Adviser or its associated persons are partners or participants, and managed employee accounts) is permissible. However, no proprietary account may be favored over any other participating account and such practice must be consistent with the Adviser’s policies and procedures including its Code of Ethics.
Equity trade orders are executed based only on trade instructions received from portfolio managers by the trading desk. Portfolio managers may enter trades to meet the full target allocation immediately or may meet the allocation through moves in incremental blocks. Orders are processed on a “first-come, first-served” basis. At times, a rotation system may determine “first-come, first-served” treatment when the equity trading desk receives the same order for multiple accounts simultaneously. The Adviser will utilize a rotation whereby the Funds, even if aggregated with other orders, are in the first block(s) to trade within the rotation. To aggregate orders, the equity trading desk must determine that all accounts in the order will benefit. Any new trade that can be blocked with an existing open order may be added to the open order to form a larger block. The Adviser receives no additional compensation or remuneration of any kind as a result of the aggregation of trades. All accounts participating in a block execution receive the same execution price, an average share price, for securities purchased or sold on a trading day. Execution prices may not be carried overnight. Any portion of an order that remains unfilled at the end of a given day shall be rewritten (absent contrary instructions) on the following day as a new order. Accounts with trades executed the next day will receive a new daily average price to be determined at the end of the following day.
If the order is filled in its entirety, securities purchased in the aggregate transaction will be allocated among accounts participating in the trade in accordance with an Allocation Statement prepared at the time of order entry. If the order is partially filled, the securities will be allocated pro rata based on the Allocation Statement. Portfolio managers may allocate executed trades in a different manner than indicated on the Allocation Statement (e.g., non-pro rata) only if all client accounts receive fair and equitable treatment.
In some instances, such as trading in fixed income securities, it may not be practical to complete the Allocation Statement prior to the placement of the order. In that case, the trading desk will complete the Allocation Statement as soon as practicable, but no later than the end of the same business day on which the securities have been allocated to the trading desk by the broker.
Where the full amount of a block execution is not executed, the partial amount actually executed will be allocated on a pro rata basis whenever possible. The following execution methods may be used in place of a pro rata procedure: relative size allocations, security position weighting, priority for specialized accounts, or a special allocation based on compliance approval.
In making investment decisions for the Funds, the Adviser will not inquire or take into consideration whether an issuer of securities proposed for purchase or sale by a Fund is a customer of the Adviser, its parents, subsidiaries or affiliates, and, in dealing with their
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commercial customers, the Adviser, its parents, subsidiaries and affiliates will not inquire or take into consideration whether securities of such customers are held by the Funds. Portfolio securities will not be purchased from or sold to the Adviser, or the Distributor, or any affiliated person of any of them acting as principal, except to the extent permitted by rule or order of the SEC.
The following table shows the dollar amount of brokerage commissions paid by each Fund during the fiscal year ended June 30, 2023, and the fiscal period ended June 30, 2022, all of which were paid to entities that are not affiliated with the Funds, the Adviser, or the Distributor.

Fund	2023	2022
VictoryShares Core Plus Intermediate Bond ETF	$2,026	$638
VictoryShares Corporate Bond ETF	$-	$-
VictoryShares THB Mid Cap ESG ETF	$312	$82
Affiliated Brokerage. The Board has authorized the allocation of brokerage to affiliated broker-dealers on an agency basis to effect portfolio transactions. The Board has adopted procedures incorporating the standards of Rule 17e-1 under the 1940 Act, which require that the commission paid to affiliated broker-dealers must be “reasonable and fair compared to the commission, fee or other remuneration received, or to be received, by other broker-dealers in connection with comparable transactions involving similar securities during a comparable period of time.”
The Trust will not acquire portfolio securities issued by, make savings deposits in, or enter into repurchase or reverse repurchase agreements with the Adviser or its affiliates. From time to time, when determined by the Adviser or Sub- Adviser to be advantageous to the Funds, the Adviser may execute portfolio transactions through affiliated broker-dealers. All such transactions must be consistent with best execution and completed in accordance with procedures approved by the Board.
For the last three fiscal years ended June 30, the Funds paid no commissions to affiliated broker-dealers.
Allocation of Brokerage in Connection with Research Services. During the last fiscal year ended June 30, the Adviser, through agreements or understandings with brokers, or otherwise through an internal allocation procedure, directed brokerage transactions of the Funds to brokers due to research services provided.

Fund	Amount of Transactions to Brokers Providing Research	Related Commissions
VictoryShares THB Mid Cap ESG ETF	$750,023	$171
Securities of Regular Brokers or Dealers. The SEC requires the Trust to provide certain information for those Funds that held securities of their regular brokers or dealers (or their parent companies) during the most recent fiscal year. The following table identifies, for each applicable Fund, those brokers or dealers, the type of security held and the value of the Fund’s aggregate holdings of the securities of each such issuer as of the last completed fiscal year.

Fund	Broker-Dealer	Type of Security (Debt or Equity)	Aggregate Value ($000s)
VictoryShares Core Plus Bond Itermediate Bond ETF	Bank of America Corp.	Debt	$573
VictoryShares Core Plus Bond Itermediate Bond ETF	Barclays Bank PLC	Debt	$1,041
VictoryShares Core Plus Bond Itermediate Bond ETF	JPMorgan Chase & Co.	Debt	$1,069
VictoryShares Core Plus Bond Itermediate Bond ETF	Mizuho Financial Group, Inc.	Debt	$393
VictoryShares Core Plus Bond Itermediate Bond ETF	Morgan Stanley	Debt	$895
VictoryShares Core Plus Bond Itermediate Bond ETF	Wells Fargo & Co.	Debt	$199
VictoryShares Corporate Bond ETF	Bank of America Corp.	Debt	$3,031
VictoryShares Corporate Bond ETF	Barclays PLC	Debt	$1,130
VictoryShares Corporate Bond ETF	JPMorgan Chase & Co.	Debt	$3,013
VictoryShares Corporate Bond ETF	Morgan Stanley	Debt	$3,055
VictoryShares Corporate Bond ETF	Wells Fargo & Co.	Debt	$216
Portfolio Turnover
Each Fund may sell a portfolio investment soon after its acquisition if the Adviser believes that such a disposition is consistent with attaining the investment objective of the Fund. The Funds’ portfolio turnover rates stated in the Prospectuses are calculated by dividing the lesser of each Fund’s purchases or sales of portfolio securities for the year by the monthly average value of the portfolio securities.
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The calculation excludes all securities whose maturities, at the time of acquisition, were one year or less. Portfolio turnover is calculated on the basis of a Fund as a whole without distinguishing between the classes of shares issued.
The turnover rate for a Fund will vary from year-to-year, and, depending on market conditions, could be greater in periods of unusual market movement and volatility. Transaction costs associated with turnover are borne directly by the Fund and, ultimately, by its shareholders. A high rate of portfolio turnover (generally, over 100% annually) generally will involve correspondingly greater transaction costs. High portfolio turnover may result in the realization of substantial net capital gains. To the extent short-term capital gains are realized, distributions attributable to such gains will be ordinary income for federal income tax purposes.
The following table shows the portfolio turnover rates for each Fund for the fiscal year ended June 30, 2023 and the fiscal period ended June 30, 2022.

Fund	2023	2022
VictoryShares Core Plus Intermediate Bond ETF	60%	56%
VictoryShares Corporate Bond ETF	27%	9%
VictoryShares THB Mid Cap ESG ETF	20%	17%
DIVIDENDS, CAPITAL GAINS AND DISTRIBUTIONS
The Funds distribute substantially all of their net investment income and net capital gains, if any, to shareholders within each calendar year as well as on a fiscal year basis to the extent required for the Funds to qualify for favorable federal tax treatment. The Funds ordinarily declare and pay dividends from their net investment income.  Each Fund declares and pays capital gains annually. Ordinarily, dividends from net investment income, if any, are declared and paid monthly by each Fund.
The amount of distributions may vary from time to time depending on market conditions, the composition of a Fund’s portfolio and expenses borne by a Fund. Dividends are calculated in the same manner, at the same time and on the same day for shares.
For this purpose, the net income of a Fund, from the time of the immediately preceding determination thereof, shall consist of all interest income accrued on the portfolio assets of the Fund, dividend income, if any, income from securities loans, if any and realized capital gains and losses on the Fund’s assets, less all expenses and liabilities of the Fund chargeable against income. Interest income shall include discount earned, including both original issue and market discount, on discount paper accrued ratably to the date of maturity. Expenses, including the compensation payable to the Adviser, are accrued each day. The expenses and liabilities of a Fund shall include those appropriately allocable to the Fund as well as a share of the general expenses and liabilities of the Trust in proportion to the Fund’s share of the total net assets of the Trust.
TAXES
Information set forth in the Prospectuses that relates to federal income taxation is only a summary of certain key federal income tax considerations generally affecting purchasers of shares of the Funds. The following is only a summary of certain additional income and excise tax considerations generally affecting each Fund and its shareholders that are not described in the Prospectuses. No attempt has been made to present a complete explanation of the federal tax treatment of the Funds or the implications to shareholders and the discussions here and in each Fund’s Prospectus are not intended as substitutes for careful tax planning. In addition, the following summary does not describe the tax consequences to an Authorized Participant from the creation and redemption of Creation Units.  Accordingly, potential purchasers of shares of the Funds are urged to consult their tax advisers with specific reference to their own tax circumstances. Special tax considerations may apply to certain types of investors subject to special treatment under the Code (including, for example, insurance companies, banks and tax-exempt organizations). In addition, the following summary does not describe the tax consequences to foreign trusts, foreign estates and foreign partnerships. Lastly, the tax discussion in the Prospectuses and this SAI is based on tax law in effect on the date of the Prospectuses and this SAI; such laws and regulations may be changed by legislative, judicial, or administrative action, sometimes with retroactive effect.
Qualification as a Regulated Investment Company
Each Fund intends to qualify as a regulated investment company under Subchapter M of the Code. As a regulated investment company, a Fund is not subject to federal income tax on the portion of its net investment income (i.e., taxable interest, dividends and other taxable ordinary income, net of expenses) and net capital gain (i.e., the excess of long-term capital gains over short-term capital losses) that it distributes to shareholders, provided that it distributes at least the sum of 90% of its investment company taxable income (i.e., net investment income and the excess of net short-term capital gain over net long-term capital loss) and 90% of its tax-exempt income (net of expenses allocable thereto) for the taxable year (the “Distribution Requirement”) and satisfies certain other requirements of the Code that are described below. Distributions by a Fund made during the taxable year or, under specified circumstances, within twelve months
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after the close of the taxable year, will be considered distributions of income and gains for the taxable year and will therefore count toward satisfaction of the Distribution Requirement.
If a Fund has a net capital loss (i.e., an excess of capital losses over capital gains), the amount thereof may be carried forward and would retain its character as either a short-term capital loss or a long-term capital loss that can be used to offset such capital gains in future years. There is no limitation on the number of years to which net capital losses may be carried. However, the amount of capital loss that can be carried forward and used in any single year is subject to an annual limitation if there is a more than 50% “change in ownership” of the Fund.
The following table summarizes the capital loss carryforwards not subject to expiration for the applicable Funds as of June 30, 2023.

Fund	Short-Term Amount	Long-Term Amount
VictoryShares Core Plus Intermediate Bond ETF	$11,755,396	$4,402,318
VictoryShares Corporate Bond ETF	$2,453,747	$2,493,991
VictoryShares THB Mid Cap ESG ETF	$78,267	$28,272
In addition to satisfying the Distribution Requirement, a regulated investment company must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company’s principal business of investing in stock or securities), other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies and net income from interests in qualified publicly traded partnerships (the “Income Requirement”).
A regulated investment company, in determining its investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) for any taxable year, may elect (unless it has made a taxable year election for excise tax purposes as discussed below, in which case different rules apply) to treat all or any part of certain net capital losses incurred after October 31 of a taxable year, and certain net ordinary losses incurred after October 31 or December 31 of a taxable year, as if they had been incurred in the succeeding taxable year.
In addition to satisfying the Income and Distribution Requirements described above, a Fund must satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of a Fund’s taxable year, at least 50% of the value of the Fund’s assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies and securities of other issuers (provided that, with respect to each issuer, the Fund has not invested more than 5% of the value of the Fund’s total assets in securities of each such issuer and the Fund does not hold more than 10% of the outstanding voting securities of each such issuer), and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. government securities and securities of other regulated investment companies), two or more issuers that the Fund controls and that are engaged in the same or similar trades or businesses (other than securities of other regulated investment companies), or the securities of one or more qualified publicly traded partnerships. Generally, an option (call or put) with respect to a security is treated as issued by the issuer of the security, not the issuer of the option. For purposes of asset diversification testing, obligations issued or guaranteed by certain agencies or instrumentalities of the U.S. government, such as the Federal Agricultural Mortgage Corporation, the FFCB, FHLB, FHLMC, FNMA, GNMA, and SLMA, are treated as U.S. government securities.
Certain Funds may invest in futures contracts, options on futures contracts and other similar investments that provide exposure to commodities such as gold or other precious metals, energy, or other commodities. Income or gain, if any, from such investments may not be qualifying income for purposes of the Income Requirements and a Fund’s investments in such instruments may not be treated as an investment in a “security” for purposes of the asset diversification test.
If for any taxable year a Fund does not qualify as a regulated investment company after taking into account cure provisions available for certain failures to so qualify (certain of which would result in the imposition of a tax on the Fund), all of its taxable income (including its net capital gain) will be subject to tax at the regular corporate rate without any deduction for distributions to shareholders and such distributions will be taxable to the shareholders as dividends to the extent of the Fund’s current and accumulated earnings and profits. Such distributions may be eligible for: (i) the dividends-received deduction, in the case of corporate shareholders; or (ii) treatment as “qualified dividend income,” in the case of non-corporate shareholders. In addition, to qualify again to be taxed as a regulated investment company in a subsequent year, the Fund would be required to distribute to shareholders its earnings and profits attributable to non-qualifying years. Further, if the Fund failed to qualify for a period greater than two taxable years, then, in order to qualify as a regulated investment company in a subsequent year, the Fund would be required to elect to recognize and pay tax on any net built-in gain (i.e., the excess of aggregate gain, including items of income, over aggregate loss that would have been realized if the Fund had been liquidated) or, alternatively, be subject to taxation on such built-in gain recognized for a period of five years.
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Excise Tax on Regulated Investment Companies
A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to at least the sum of (i) 98% of its ordinary taxable income for the calendar year and (ii) 98.2% of its capital gain net income for the one-year period ended on October 31 of such calendar year (or, with respect to capital gain net income, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year (a “taxable year election”)). Tax-exempt interest on municipal obligations is not subject to the excise tax. The balance of such income must be distributed during the next calendar year. For the foregoing purposes, any ordinary income or capital gain net income retained by a regulated investment company that is subject to corporate income tax will be treated as having been distributed during the taxable year ending in such calendar year.
Each Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. However, investors should note that a Fund may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.
Fund Investments
In general, gain or loss recognized by a Fund on the disposition of an asset will be a capital gain or loss. In addition, gain will be recognized as a result of certain constructive sales, including short sales “against the box.” However, gain recognized on the disposition of a debt obligation (including municipal obligations) purchased by a Fund at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount that accrued while the Fund held the debt obligation. In addition, under the rules of Code Section 988, gain or loss recognized on the disposition of a debt obligation denominated in a foreign currency or an option with respect thereto, and gain or loss recognized on the disposition of a foreign currency forward contract, futures contract, option or similar financial instrument, or of foreign currency itself, except for regulated futures contracts or non-equity options subject to Code Section 1256 (unless a Fund elects otherwise), generally will be treated as ordinary income or loss to the extent attributable to changes in foreign currency exchange rates.
Certain transactions that may be engaged in by a Fund (such as regulated futures contracts, certain foreign currency contracts and options on stock indexes and futures contracts) will be subject to special tax treatment as “Section 1256 Contracts.” Section 1256 Contracts are treated as if they are sold for their fair market value on the last business day of the taxable year, even though a taxpayer’s obligations (or rights) under such Section 1256 Contracts have not terminated (by delivery, exercise, entering into a closing transaction, or otherwise) as of such date. Any gain or loss recognized as a consequence of the year-end deemed disposition of Section 1256 Contracts is taken into account for the taxable year together with any other gain or loss that was recognized previously upon the termination of Section 1256 Contracts during that taxable year. Any capital gain or loss for the taxable year with respect to Section 1256 Contracts (including any capital gain or loss arising as a consequence of the year-end deemed sale of such Section 1256 Contracts) generally is treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. A Fund, however, may elect not to have this special tax treatment apply to Section 1256 Contracts that are part of a “mixed straddle” with other investments of the Fund that are not Section 1256 Contracts.
A Fund may enter into notional principal contracts, including interest rate swaps, caps, floors and collars. Treasury Regulations provide, in general, that the net income or net deduction from a notional principal contract for a taxable year is included in or deducted from gross income for that taxable year. The net income or deduction from a notional principal contract for a taxable year equals the total of all of the periodic payments (generally, payments that are payable or receivable at fixed periodic intervals of one year or less during the entire term of the contract) that are recognized from that contract for the taxable year, all of the non-periodic payments (including premiums for caps, floors and collars) that are recognized from that contract for the taxable year and any termination payments that are recognized from that contract for the taxable year. No portion of a payment by a party to a notional principal contract is recognized prior to the first year to which any portion of a payment by the counterparty relates. A periodic payment is recognized ratably over the period to which it relates. In general, a non-periodic payment must be recognized over the term of the notional principal contract in a manner that reflects the economic substance of the contract. A non-periodic payment that relates to an interest rate swap, cap, floor, or collar is recognized over the term of the contract by allocating it in accordance with the values of a series of cash-settled forward or option contracts that reflect the specified index and notional principal amount upon which the notional principal contract is based (or under an alternative method provided in Treasury Regulations). A termination payment is recognized in the year the notional principal contract is extinguished, assigned, or terminated (i.e., in the year the termination payment is made).
Income from options on individual securities written by a Fund will not be recognized by the Fund for tax purposes until an option is exercised or lapses. Any gain recognized by a Fund on the lapse of, or any gain or loss recognized by a Fund from a closing transaction with respect to, an option written by the Fund will be treated as a short-term capital gain or loss. If the Fund enters into a closing transaction, the difference between the premiums received and the amount paid by the Fund to close out its position will generally be treated as short-term capital gain or loss. If an option written by the Fund is exercised, thereby requiring the Fund to sell the underlying security, the premium will increase the amount realized upon the sale of the security, and the character of any gain on such sale of the underlying security as short-term or long-term capital gain will depend on the holding period of the Fund in the
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underlying security. Because the Fund will not have control over the exercise of the options it writes, such exercises or other required sales of the underlying securities may cause the Fund to realize gains or losses at inopportune times.
A Fund may purchase securities of certain foreign investment funds or trusts that constitute passive foreign investment companies (“PFICs”) for federal income tax purposes. If a Fund invests in a PFIC, it has three separate options. First, it may elect to treat the PFIC as a qualified electing fund (a “QEF”), in which event the Fund will each year have ordinary income equal to its pro rata share of the PFIC’s ordinary earnings for the year and long-term capital gain equal to its pro rata share of the PFIC’s net capital gain for the year, regardless of whether the Fund receives distributions of any such ordinary earnings or capital gains from the PFIC, and such amounts would be subject to the 90% and excise tax distribution requirements described above. In order to make this election with respect to a PFIC in which it invests, a Fund must obtain certain information from the PFIC on an annual basis, which the PFIC may be unwilling or unable to provide. Second, a Fund that invests in marketable stock of a PFIC may make a mark-to-market election with respect to such stock. Pursuant to such election, the Fund will include as ordinary income any excess of the fair market value of such stock at the close of any taxable year over the Fund’s adjusted tax basis in the stock. If the adjusted tax basis of the PFIC stock exceeds the fair market value of the stock at the end of a given taxable year, such excess will be deductible as ordinary loss in an amount equal to the lesser of the amount of such excess or the net mark-to-market gains on the stock that the Fund included in income in previous years. Solely for purposes of Code Sections 1291 through 1298, the Fund’s holding period with respect to its PFIC stock subject to the election will commence on the first day of the first taxable year beginning after the last taxable year for which the mark-to-market election applied. If the Fund makes the mark-to-market election in the first taxable year it holds PFIC stock, it will not incur the tax described below under the third option.
Finally, if a Fund does not elect to treat the PFIC as a QEF and does not make a mark-to-market election, then, in general, (1) any gain recognized by the Fund upon the sale or other disposition of its interest in the PFIC or any excess distribution received by the Fund from the PFIC will be allocated ratably over the Fund’s holding period of its interest in the PFIC stock, (2) the portion of such gain or excess distribution so allocated to the year in which the gain is recognized or the excess distribution is received shall be included in the Fund’s gross income for such year as ordinary income (and the distribution of such portion by the Fund to shareholders will be taxable as a dividend, but such portion will not be subject to tax at the Fund level), (3) the Fund shall be liable for tax on the portions of such gain or excess distribution so allocated to prior years in an amount equal to, for each such prior year, (i) the amount of gain or excess distribution allocated to such prior year multiplied by the highest corporate tax rate in effect for such prior year, plus (ii) interest on the amount determined under clause (i) for the period from the due date for filing a return for such prior year until the date for filing a return for the year in which the gain is recognized or the excess distribution is received, at the rates and methods applicable to underpayments of tax for such period, and (4) the distribution by the Fund to its shareholders of the portions of such gain or excess distribution so allocated to prior years (net of the tax payable by the Fund thereon) will be taxable to the shareholders as a dividend.
Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by the Fund may be treated as debt securities that are issued originally at a discount. Generally, the amount of the original issue discount (“OID”) is treated as interest income and is included in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. A portion of the OID includable in income with respect to certain high-yield corporate debt securities (including certain pay-in-kind securities) may be treated as a dividend for U.S. federal income tax purposes.
Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by the Fund in the secondary market may be treated as having market discount. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt security. Market discount generally accrues in equal daily installments. The Fund may make one or more of the elections applicable to debt securities having market discount, which could affect the character and timing of recognition of income.
A Fund that holds the foregoing kinds of securities may be required to pay out as an income distribution each year an amount, which is greater than the total amount of cash interest the Fund actually received. Such distributions may be made from the cash assets of the Fund or by liquidation of portfolio securities, if necessary (including when it is not advantageous to do so). The Fund may realize gains or losses from such liquidations. In the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution, if any, than they would in the absence of such transactions.
Gain or loss on the sale of securities by the Fund will generally be long-term capital gain or loss if the securities have been held by the Fund for more than one year. Gain or loss on the sale of securities held for one year or less will be short-term capital gain or loss.
The Fund may invest in preferred securities or other securities the federal income tax treatment of which may not be clear or may be subject to recharacterization by the Internal Revenue Service (“IRS”). To the extent the tax treatment of such securities or the income from such securities differs from the tax treatment expected by the Fund, it could affect the timing or character of income recognized by the Fund, potentially requiring the Fund to purchase or sell securities, or otherwise change its portfolio, in order to comply with the tax rules applicable to regulated investment companies under the Code.
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The Fund may invest a portion of its net assets in below investment grade securities. Investments in these types of securities may present special tax issues for the Fund. Federal income tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and interest and whether modifications or exchanges of debt obligations in a bankruptcy or workout context are taxable. These and other issues could affect the Fund’s ability to distribute sufficient income to preserve its status as a regulated investment company or to avoid the imposition of U.S. federal income or excise tax.
Fund Distributions
Each Fund anticipates distributing substantially all of its investment company taxable income for each taxable year. Such distributions will be treated as dividends for federal income tax purposes and may be taxable to non-corporate shareholders as long-term capital gains (a “qualified dividend”), provided that certain requirements, as discussed below, are met. Dividends received by corporate shareholders and dividends that do not constitute qualified dividends are taxable as ordinary income. The portion of dividends received from a Fund that are qualified dividends generally will be determined on a look-through basis. If the aggregate qualified dividends received by the Fund are less than 95% of the Fund’s gross income (as specially computed), the portion of dividends received from the Fund that constitute qualified dividends will be reported by the Fund and cannot exceed the ratio that the qualified dividends received by the Fund bears to its gross income. If the aggregate qualified dividends received by the Fund equal at least 95% of its gross income, then all of the dividends received from the Fund will constitute qualified dividends.
No dividend will constitute a qualified dividend (1) if it has been paid with respect to any share of stock that the Fund has held for less than 61 days (91 days in the case of certain preferred stock) during the 121-day period (181-day period in the case of certain preferred stock) beginning on the date that is 60 days (90 days in the case of certain preferred stock) before the date on which such share becomes ex-dividend with respect to such dividend, excluding for this purpose, under the rules of Code Section 246(c), any period during which the Fund has an option to sell, is under a contractual obligation to sell, has made and not closed a short sale of, is the grantor of an option to buy, or has otherwise diminished its risk of loss by holding other positions with respect to, such (or substantially identical) stock; (2) if the non-corporate shareholder fails to meet the holding period requirements set forth in (1) with respect to its shares in the Fund to which the dividend is attributable; or (3) to the extent that the Fund (or shareholder, as applicable) is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in property substantially similar or related to stock with respect to which an otherwise qualified dividend is paid.
Qualified dividends are, in general, dividends from taxable U.S. corporations and certain foreign corporations. Dividends from a foreign corporation may be qualified dividends if (1) the stock with respect to which the dividend is paid is readily tradable on an established securities market in the United States, (2) the foreign corporation is incorporated in a possession of the United States or (3) the foreign corporation is eligible for the benefits of a comprehensive income tax treaty with the United States that includes an exchange of information program (and that the Treasury Department determines to be satisfactory for these purposes). The Treasury Department has issued guidance identifying which treaties are satisfactory for these purposes. Notwithstanding the above, dividends received from a foreign corporation that for the taxable year of the corporation in which the dividend was paid, or the preceding taxable year, is a PFIC will not constitute qualified dividends.
Distributions attributable to dividends received by a Fund from domestic corporations will qualify for the 50% dividends-received deduction (“DRD”) for corporate shareholders only to the extent discussed below. Distributions attributable to dividends paid by a foreign corporation, a REIT or a corporation exempt from tax generally do not qualify for the DRD.
Ordinary income dividends paid by a Fund with respect to a taxable year may qualify for the 50% DRD generally available to corporations (other than corporations such as S corporations, which are not eligible for the deduction because of their special characteristics, and other than for purposes of special taxes such as the accumulated earnings tax and the personal holding company tax) to the extent of the amount of dividends received by the Fund from domestic corporations for the taxable year. No DRD will be allowed with respect to any dividend (1) if it has been received with respect to any share of stock that the Fund has held for less than 46 days (91 days in the case of certain preferred stock) during the 91-day period (181-day period in the case of certain preferred stock) beginning on the date that is 45 days (90 days in the case of certain preferred stock) before the date on which such share becomes ex-dividend with respect to such dividend, excluding for this purpose under the rules of Code Section 246(c) any period during which the Fund has an option to sell, is under a contractual obligation to sell, has made and not closed a short sale of, is the grantor of an option to buy, or has otherwise diminished its risk of loss by holding other positions with respect to, such (or substantially identical) stock; (2) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property; or (3) to the extent the stock on which the dividend is paid is treated as debt-financed under the rules of Code Section 246A. Moreover, the DRD for a corporate shareholder may be disallowed or reduced (1) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of the Fund or (2) by application of Code Section 246(b), which in general limits the DRD to 50% of the shareholder’s taxable income (determined without regard to the DRD and certain other items).
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If a Fund receives a dividend (other than a capital gain dividend) in respect of any share of REIT stock, then Fund dividends attributable to that REIT dividend income (as reduced by certain Fund expenses) may be reported by the Fund as eligible for the 20% deduction for “qualified REIT dividends” generally available to non-corporate shareholders under the Code. However, a dividend from a Fund may not be treated as a qualified REIT dividend (1) if it has been paid with respect to any share of REIT stock that the Fund has held for less than 46 days during the 91-day period beginning on the date that is 45 days before the date on which such share becomes ex-dividend with respect to such dividend, excluding for this purpose, under the rules of Code Section 246(c), any period during which the Fund has an option to sell, is under a contractual obligation to sell, has made and not closed a short sale of, is the grantor of an option to buy, or has otherwise diminished its risk of loss by holding other positions with respect to, such (or substantially identical) stock; (2) if the non-corporate shareholder fails to meet the holding period requirements set forth in (1) with respect to its shares in the Fund to which the dividend is attributable; or (3) to the extent that the Fund (or shareholder, as applicable) is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in property substantially similar or related to stock with respect to which an otherwise qualified dividend is paid.
A Fund may either retain or distribute to shareholders its net capital gain for each taxable year. Each Fund currently intends to distribute any such amounts. If net capital gain is distributed and reported as a capital gain dividend, it will be taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held his shares or whether such gain was recognized by the Fund prior to the date on which the shareholder acquired his shares. The Code provides, however, that under certain conditions none of the capital gain recognized upon a Fund’s disposition of domestic qualified “small business” stock will be subject to tax (with certain limitations).
Conversely, if a Fund elects to retain its net capital gain, the Fund will be subject to tax thereon (except to the extent of any available capital loss carryovers) at the corporate tax rates. If a Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders of record on the last day of its taxable year treated as if each received a distribution of his pro rata share of such gain, with the result that each shareholder will be required to report his pro rata share of such gain on his tax return as long-term capital gain, will receive a refundable tax credit for his pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for his shares by an amount equal to the deemed distribution less the tax credit. Organizations or persons not subject to U.S. federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by the Fund upon filing appropriate returns or claims for refund with the IRS.
Distributions by a Fund in excess of its current and accumulated earnings and profits will be treated as a tax-free return of capital to the extent of (and in reduction of) the shareholder’s tax basis in his shares; any excess will be treated as gain from the sale of his shares, as discussed below.
Distributions by a Fund will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund (if that option is available). Distributions reinvested in additional shares of the Fund through the means of a dividend reinvestment service, if available, will be taxable to shareholders acquiring the additional shares to the same extent as if such distributions had been received in cash. In addition, if the NAV at the time a shareholder purchases shares of a Fund reflects undistributed net investment income, recognized net capital gain, or unrealized appreciation in the value of the assets of the Fund, distributions of such amounts will be taxable to the shareholder in the manner described above, although such distributions economically constitute a return of capital to the shareholder.
Ordinarily, shareholders are required to take distributions by a Fund into account in the year in which the distributions are made. However, dividends declared in October, November, or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and paid by a Fund) on December 31 of such calendar year if such dividends are actually paid in January of the following year. In addition, certain other distributions made after the close of the Fund’s taxable year may be “spilled back” and treated as paid by the Fund (except for the purposes of the 4% nondeductible excise tax) during such taxable year. In such case, a shareholder will be treated as having received such dividends in the taxable year in which the distributions were actually made. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year.
Certain U.S. shareholders, including individuals and estates and trusts, are subject to an additional 3.8% Medicare tax on all or a portion of their “net investment income,” which should include dividends from a Fund and net gains from the disposition of shares of a Fund. U.S. shareholders are urged to consult their own tax advisers regarding the implications of the additional Medicare tax resulting from an investment in a Fund.
Each Fund will be required in certain cases to withhold and remit to the U.S. Treasury backup withholding taxes at the applicable rate on distributions paid to any shareholder (1) who has failed to provide a correct taxpayer identification number, (2) who is subject to backup withholding for failure to report the receipt of interest or dividend income properly, or (3) who has failed to certify to the Fund that it is not subject to backup withholding or is an “exempt recipient” (such as a corporation). Amounts withheld under the backup withholding rules will be allowed as a refund or a credit against a shareholder’s U.S. federal income tax liability provided the required information is furnished to the IRS.
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Sale of Shares
A shareholder will generally recognize gain or loss on the sale of shares of a Fund in an amount equal to the difference between the proceeds of the sale the shareholder’s adjusted tax basis in the shares. All or a portion of any loss may be disallowed if the shareholder purchases other shares of the same Fund within 30 days before or after the sale. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. In general, any gain or loss arising from (or treated as arising from) the sale of shares of a Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. However, any capital loss arising from the sale of shares held for six months or less will be disallowed to the extent of the amount of exempt-interest dividends received on such shares (unless the loss is with respect to shares of a Fund for which the holding period began after December 22, 2010, and the Fund declares exempt-interest dividends on a daily basis in an amount equal to at least 90% of its net tax-exempt interest and distributes such dividends at least monthly) and (to the extent not disallowed) will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on such shares. For these purposes, the special holding period rules of Code Section 246(c) (discussed above in connection with qualified dividends, qualified REIT dividends and the dividends-received deduction) generally will apply in determining the holding period of shares. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a noncorporate taxpayer, $3,000 of ordinary income.
Tax Shelter and Other Reporting Requirements
If a shareholder realizes a loss on the disposition of shares of a Fund of at least $2 million in any single taxable year or at least $4 million in any combination of taxable years for an individual shareholder, or at least $10 million in any single taxable year or at least $20 million in any combination of taxable years for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Shareholders should consult their tax advisers to determine the applicability of this requirement in light of their individual circumstances.
Foreign Taxation
Income received by a Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax treaties and conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of the value of a Fund’s total assets at the close of its taxable year consists of securities of foreign corporations, the Fund may be able to elect to “pass through” to the Fund’s shareholders the amount of eligible foreign income and similar taxes paid by the Fund. If this election is made, a shareholder generally subject to tax will be required to include in gross income (in addition to taxable dividends actually received) his or her pro rata share of the foreign taxes paid by the Fund, and may be entitled either to deduct (as an itemized deduction) his or her pro rata share of foreign taxes in computing his or her taxable income or to use it as a foreign tax credit against his or her U.S. federal income tax liability, subject to certain limitations. In particular, a shareholder must hold his or her shares (without protection from risk of loss) on the ex-dividend date and for at least 15 more days during the 30-day period surrounding the ex-dividend date to be eligible to claim a foreign tax credit with respect to a gain dividend. No deduction for foreign taxes may be claimed by a non-corporate shareholder who does not itemize deductions. Each shareholder will be notified days after the close of the Fund’s taxable year whether the foreign taxes paid by the Fund will “pass through” for that year.
Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder’s U.S. tax attributable to his or her total foreign source taxable income. For this purpose, if the pass-through election is made, the source of the Fund’s income will flow through to shareholders of the Fund. With respect to a Fund, gains from the sale of securities will be treated as derived from U.S. sources and certain currency fluctuation gains, including fluctuation gains from foreign currency-denominated debt securities, receivables and payables will be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income, and to certain other types of income. A shareholder may be unable to claim a credit for the full amount of his or her proportionate share of the foreign taxes paid by the Fund.
Foreign Shareholders
Taxation of a shareholder who, as to the United States, is a nonresident alien individual or foreign corporation (“foreign shareholder”), depends on whether the income from a Fund is “effectively connected” with a U.S. trade or business carried on by such shareholder.
If the income from a Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, subject to the discussion below with respect to “interest-related dividends” and “short-term capital gain dividends,” ordinary income dividends (including dividends that would otherwise be treated as qualified dividends to an applicable non-foreign shareholder) paid to such foreign shareholder would be subject to a 30% U.S. withholding tax (or lower applicable treaty rate) upon the gross amount of the dividend. Such foreign shareholder would generally be exempt from U.S. federal income tax, including withholding tax, on gains realized on the sale of shares of a Fund or capital gain dividends unless the foreign shareholder is a nonresident alien individual present in the United States for a period or periods aggregating 183 days or more during the calendar year.
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U.S. withholding tax generally does not apply to amounts properly designated by a Fund as an “interest-related dividend” or a “short-term capital gain dividend.” The aggregate amount treated as an interest-related dividend for a year is limited to the Fund’s qualified net interest income for the year, which is the excess of the sum of the Fund’s qualified interest income (generally, its U.S.-source interest income) over the deductions properly allocable to such income. The aggregate amount treated as a “short-term capital gain dividend” is limited to the excess of the Fund’s net short-term capital gain over its net long-term capital loss. In order to qualify for this exemption from withholding, a foreign investor needs to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN, W-8BEN-E or substitute Form). In the case of shares held through an intermediary, the intermediary may withhold even if the Fund reported the payment as qualified net interest income or qualified short-term capital gain. Foreign investors should contact their intermediaries with respect to the application of these rules to their accounts.
If the income from a Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then any dividends, and any gains realized upon the sale of shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations, and, if the foreign shareholder is a corporation, the shareholder may be subject to an additional “branch profits tax” imposed at the rate of 30% (or lower applicable treaty rate).
In the case of foreign noncorporate shareholders, a Fund may be required to withhold backup withholding taxes at the applicable rate on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholders furnish the Fund with proper notification of their foreign status.
Special rules may apply to a foreign shareholder receiving a Fund distribution if at least 50% of the Fund’s assets consist of interests in U.S. real property interests, including certain REITs and U.S. real property holding corporations (as defined in the Code and Treasury Regulations). Fund distributions that are attributable to gain from the disposition of a U.S. real property interest will be taxable as ordinary dividends and subject to withholding at a 30% or lower treaty rate if the foreign shareholder held no more than 5% of the Fund's shares at any time during the one-year period ending on the date of the distribution. If the foreign shareholder held at least 5% of the Fund's shares, the distribution would be treated as income effectively connected with a trade or business within the U.S. and the foreign shareholder would be subject to withholding tax at a rate of 21% and would generally be required to file a U.S. federal income tax return. Similar consequences would generally apply to a foreign shareholder's gain on the sale of Fund shares unless the Fund is domestically controlled (meaning that more than 50% of the value of the Fund's shares is held by U.S. shareholders) or the foreign shareholder owns no more than 5% of the Fund's shares at any time during the five-year period ending on the date of sale. Finally, a domestically controlled Fund may be required to recognize a portion of its gain on the in-kind distribution of certain U.S. real property interests. Foreign shareholders are urged to consult their own tax advisors concerning the particular tax consequences to them of an investment in the Fund.
Under the “Foreign Account Tax Compliance Act” and existing guidance thereunder, commonly known as “FATCA,” a 30% withholding tax on dividends paid by the Fund generally applies if paid to a foreign entity unless: (i) if the foreign entity is a “foreign financial institution” as defined under FATCA, the foreign entity undertakes certain due diligence, reporting, withholding, and certification obligations, (ii) if the foreign entity is not a “foreign financial institution,” it identifies certain of its U.S. investors or (iii) the foreign entity is otherwise excepted under FATCA. If withholding is required under FATCA on a payment related to any Fund distribution, investors that otherwise would not be subject to withholding (or that otherwise would be entitled to a reduced rate of withholding) on such payment generally will be required to seek a refund or credit from the IRS to obtain the benefit of such exemption or reduction. An intergovernmental agreement between the United States and an applicable foreign country, or future Treasury regulations or other guidance, may modify the foregoing requirements. The Funds will not pay any additional amounts in respect of amounts withheld under FATCA. Each investor should consult its tax adviser regarding the effect of FATCA based on its individual circumstances.
The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty might be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund, including the applicability of foreign taxes.
Cost Basis Reporting
A Fund is generally required by law to report to shareholders and the IRS on Form 1099-B “cost basis” information for shares of the Fund acquired on or after January 1, 2012, and sold or redeemed after that date. Upon a disposition of such shares, a Fund will be required to report the adjusted cost basis, the gross proceeds from the disposition, and the character of realized gains or losses attributable to such shares. These requirements do not apply to investments through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement plan. The “cost basis” of a share is generally its purchase price adjusted for returns of capital, and other corporate actions. “Cost basis” is used to determine whether a sale or other disposition of the shares results in a gain or loss.
The Fund will permit shareholders to elect among several IRS-accepted cost basis methods to determine the cost basis in their shares. If a shareholder does not affirmatively elect a cost basis method, then the Fund’s default cost basis calculation method, which is
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currently the average cost method, will be applied to their account. The cost basis method elected or applied may not be changed after the settlement date of a sale of shares.
If a shareholder holds shares through a broker, the shareholder should contact that broker with respect to the reporting of cost basis information.
Shareholders are urged to consult their tax advisers regarding specific questions with respect to the application of the new cost basis reporting rules and, in particular, which cost basis calculation method to elect.
Effect of Future Legislation, Foreign, State and Local Tax Considerations
The foregoing general discussion of U.S. federal income and excise tax consequences is based on the Code and the Treasury Regulations issued thereunder as in effect on the date of this SAI. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein and any such changes or decisions may have a retroactive effect.
Rules of foreign, state and local taxation of ordinary income dividends, qualified dividends, exempt-interest dividends and capital gain dividends from regulated investment companies may differ from the rules for U.S. federal income taxation described above. Shareholders are urged to consult their tax advisers as to the consequences of these and other foreign, state and local tax rules affecting an investment in a Fund.
ADDITIONAL INFORMATION
Description of Shares
As a Delaware statutory trust, the Trust need not hold regular annual shareholder meetings and, in the normal course, does not expect to hold such meetings. The Trust, however, must hold shareholder meetings for such purposes as, for example: (1) approving certain agreements as required by the 1940 Act; (2) changing fundamental investment objectives, policies, and restrictions of the Funds; and (3) filling vacancies on the Board of Trustees of the Trust in the event that less than a majority of the Trustees were elected by shareholders. Under the Trust’s Second Amended and Restated Agreement and Declaration of Trust dated February 26, 2019 (“Declaration of Trust”), each Trustee will continue in office until the termination of the Trust or his/her earlier death, incapacity, resignation, or removal. Vacancies may be filled by a majority of the remaining Trustees, except insofar as the 1940 Act may require the election by shareholders. Therefore, the Trust expects that there will be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders or unless matters arise requiring a vote of shareholders under the Declaration of Trust or the 1940 Act. At such time, the Trustees then in office will call a shareholders meeting. In addition, holders of record of not less than two-thirds of the outstanding shares of the Trust may remove a Trustee from office by a vote cast in person or by proxy at a shareholder meeting called for that purpose at the request of holders of 10% or more of the outstanding shares of the Trust. The Funds have the obligation to assist in such shareholder communications. Except as set forth above, Trustees will continue in office and may appoint successor Trustees.
The Declaration of Trust authorizes the Trustees to issue an unlimited number of shares, which are units of beneficial interest, with no par value. The Declaration of Trust authorizes the Trustees to divide or re-divide any unissued shares of the Trust into one or more additional series by setting or changing in any one or more aspects their respective preferences, conversion, or other rights, voting power, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption.
Shares have no subscription or preemptive rights and only such conversion or exchange rights as the Trustees may grant in their discretion. When issued for payment as described in the Prospectus and this SAI, the Trust’s shares will be fully paid and non-assessable. In the event of a liquidation or dissolution of the Trust, shares of a Fund are entitled to receive the assets available for distribution belonging to the Fund, and a proportionate distribution, based upon the relative asset values of the respective series, of any general assets not belonging to any particular series that are available for distribution. The Board may classify and reclassify the shares of a Fund into classes of shares at a future date.
Fund shareholders are entitled to one vote per share (with proportional voting for fractional shares) on such matters as shareholders are entitled to vote (“share-based voting”). Alternatively (except where the 1940 Act requires share-based voting), the Trustees in their discretion may determine that shareholders are entitled to one vote per dollar of NAV (with proportional voting for fractional dollar amounts). Shareholders of all series and classes will vote together as a single class on all matters except (1) when required by the 1940 Act or when the Trustees have determined that a matter affects one or more series or classes materially differently, shares shall be voted by individual series or class; and (2) when the Trustees have determined that the matter affects only the interests of a particular series or class, then only shareholders of such series or class shall be entitled to vote thereon.
There will normally be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees have been elected by the shareholders, at which time the Trustees then in office will call a shareholders’
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meeting for the election of Trustees. A meeting shall be held for such purpose upon the written request of the holders of not less than one-third of the outstanding shares. Upon written request by ten or more shareholders of record meeting the qualifications of Section 16(c) of the 1940 Act, (i.e., persons who have been shareholders of record for at least six months, and who hold shares having an NAV of at least $25,000 or constituting 1% of the outstanding shares, whichever is less) stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a Trustee, the Trust will provide a list of shareholders or disseminate appropriate materials (at the expense of the requesting shareholders). Except as set forth above, the Trustees shall continue to hold office and may appoint their successors.
The Declaration of Trust permits the Trustees to take certain actions without obtaining shareholder approval, if the Trustees determine that doing so would be in the best interests of shareholders. These actions include: (a) reorganizing a Fund with another investment company or another series of the Trust; (b) liquidating a Fund; (c) restructuring a Fund into a “master/feeder” structure, in which a Fund (the “feeder”) would invest all of its assets in a separate “master” fund; and (d) amending the Declaration of Trust, unless shareholder consent is required by law.
Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares, as defined under the 1940 Act, of the series affected by the matter. For purposes of determining whether the approval of a majority of the outstanding shares of a Fund will be required in connection with a matter, a Fund will be deemed to be affected by a matter unless it is clear that the interests of the Fund and any other series in the matter are identical, or that the matter does not affect any interest of other series of the Trust. Under Rule 18f-2, the approval of an investment advisory agreement or any change in investment policy would be effectively acted upon with respect to a Fund only if approved by a majority of the outstanding shares of the Fund. However, Rule 18f-2 also provides that the ratification of independent accountants, the approval of principal underwriting contracts, and the election of Trustees may be effectively acted upon by shareholders of the Trust voting without regard to series.
Shareholder and Trustee Liability
The Delaware Statutory Trust Act provides that a shareholder of a Delaware statutory trust shall be entitled to the same limitation of personal liability extended to shareholders of Delaware corporations and the Declaration of Trust provides that shareholders of the Trust shall not be liable for the obligations of the Trust. The Declaration of Trust also provides for indemnification out of the trust property of any shareholder held personally liable solely by reason of his or her being or having been a shareholder. The risk of a shareholder incurring financial loss on account of shareholder liability is considered to be extremely remote.
The Declaration of Trust states further that to the fullest extent permitted by Delaware law, no Trustee or officer of the Trust shall be personally liable in connection with the administration or preservation of the assets of the Funds or the conduct of the Trust’s business; nor shall any Trustee, officer, or agent be personally liable to any person for any action or failure to act except for his own bad faith, willful misfeasance, gross negligence, or reckless disregard of his duties. The Declaration of Trust also provides that all persons having any claim against the Trustees or the Trust shall look solely to the assets of the Trust for payment.
Derivative Actions Brought by Shareholders
Pursuant to the Declaration of Trust, a shareholder may bring a derivative action on behalf of the Trust only if the shareholder or shareholders first make a pre-suit demand upon the Trustees to bring the subject action unless an effort to cause the Trustees to bring such action is excused. A demand on the Trustees shall only be excused if a majority of the Board, or a majority of any committee established to consider the merits of such action, has a personal financial interest in the action at issue. A Trustee shall not be deemed to have a personal financial interest in an action or otherwise be disqualified from ruling on a shareholder demand by virtue of the fact that such Trustee receives remuneration from his service on the Board or on the boards of one or more investment companies managed by the Adviser or that share the same principal underwriter. For purposes of this requirement, the Board may designate a committee of one Trustee to consider a shareholder demand if necessary to create a committee with a majority of Trustees who do not have a personal financial interest in the transaction at issue.
Disclosure of Portfolio Holdings
The Board has adopted policies and procedures with respect to the disclosure of each Fund’s portfolio holdings by the Fund, the Adviser, or their affiliates. These policies and procedures provide that each Fund’s portfolio holdings information generally may not be disclosed to any party prior to the information becoming public. Certain limited exceptions are described below. These policies and procedures apply to disclosures to all categories of persons, including individual investors, institutional investors, intermediaries who sell shares of a Fund, third parties providing services to the Funds (accounting agent, print vendors, etc.), rating and ranking organizations (Lipper, Morningstar, etc.) and affiliated persons of the Funds.
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The Trust’s Chief Compliance Officer is responsible for monitoring each Fund’s compliance with these policies and procedures, and for providing regular reports (at least annually) to the Board regarding the adequacy and effectiveness of the policy and recommend changes, if necessary.
Public Disclosure
Each business day, each Fund’s portfolio holdings information will generally be provided for dissemination through the facilities of the National Securities Clearing Corporation (“NSCC”) and/or other fee-based subscription services to NSCC members and/or subscribers to those other fee-based subscription services, including Authorized Participants (as defined below), and to entities that publish and/or analyze such information in connection with the process of purchasing or redeeming Creation Units or trading shares of each Fund in the secondary market. This information typically reflects the Fund’s anticipated holdings on the current business day.
For in-kind creations, a basket composition file, which includes the names and quantities of Deposit Securities to deliver in exchange for a Creation Unit of shares, together with an estimated Cash Component for the current business day, will be publicly disseminated daily prior to the opening of the Exchange via the NSCC. The basket represents one Creation Unit of a Fund. The Trust and the Adviser will not disseminate non-public information concerning a Fund’s portfolio holdings. However, access to information concerning a Fund’s portfolio holdings may be permitted to personnel of third party service providers, including a Fund’s custodian, transfer agent, auditors, and counsel, as may be necessary to conduct business in the ordinary course in a manner consistent with such service providers’ agreements with the Trust on behalf of a Fund. From time to time, information concerning portfolio holdings other than portfolio holding information made available in connection with the Creation Unit process, as discussed above, may be provided to other entities that provide services to the Funds, including rating or raking organizations, in the ordinary course of business, no earlier than one business day following the date of the information.
The Funds also disclose their complete portfolio holdings in its annual and semiannual reports to shareholders, which are sent to shareholders no later than 60 days after the relevant fiscal period (June 30th and December 31st, respectively) and are available on the Funds’ website, VictorySharesLiterature.com. The Funds also file their complete portfolio holdings with the SEC for the first and third fiscal quarters on Form N-PORT. You can find these filings on the SEC’s website, www.sec.gov.
Non-Public Disclosures
The Adviser may authorize the disclosure of non-public portfolio holdings information under certain limited circumstances. The Funds’ policies provide that non-public disclosures of a Fund’s portfolio holdings may only be made if: (i) the Fund has a “legitimate business purpose” (as determined by the President of the Trust) for making such disclosure; and (ii) the party receiving the non-public information enters into a confidentiality agreement, which includes a duty not to trade on the non-public information and describes any compensation to be paid to the Fund or any “affiliated person” of the Adviser or Distributor, including any arrangement to maintain assets in the Fund or in other investment companies or accounts managed by the Adviser or by any “affiliated person” of the Adviser or Distributor.
The Adviser will consider any actual or potential conflicts of interest between the Adviser and a Fund’s shareholders and will act in the best interest of the Fund’s shareholders with respect to any such disclosure of portfolio holdings information. If a potential conflict can be resolved in a manner that does not present detrimental effects to Fund shareholders, the Adviser may authorize release of portfolio holdings information. Conversely, if the potential conflict cannot be resolved in a manner that does not present detrimental effects to Fund shareholders, the Adviser will not authorize such release.
Expenses
Unless agreed upon otherwise with a third party, all expenses incurred in administration of the Funds will be charged to a particular Fund, including investment management fees; fees and expenses of the Board; interest charges; taxes; brokerage commissions; expenses of valuing assets; expenses of continuing registration and qualification of the Funds and the shares under federal and state law; share issuance expenses; fees and disbursements of independent accountants and legal counsel; fees and expenses of custodians, including, transfer agents and shareholder account servicing organizations; expenses of preparing, printing and mailing prospectuses, reports, proxies, notices and statements sent to shareholders; expenses of shareholder meetings; costs of investing in underlying funds; and insurance premiums. The Funds are also liable for nonrecurring expenses, including litigation to which they may from time to time be a party. Expenses incurred for the operation of a particular Fund, including the expenses of communications with its shareholders, are paid by that Fund.
Legal Counsel
Sidley Austin LLP, 787 Seventh Avenue, New York, New York 10019, serves as counsel to the Trust.
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Independent Registered Public Accounting Firm
Cohen & Company, Ltd., located at 1350 Euclid Avenue, Suite 800, Cleveland, OH 44115, serves as the independent registered public accounting firm for the Funds.
Miscellaneous
As used in the Prospectuses and in this SAI, “assets belonging to a fund” (or “assets belonging to the Fund”) means the consideration received by the Trust upon the issuance or sale of shares of a Fund, together with all income, earnings, profits and proceeds derived from the investment thereof, including any proceeds from the sale, exchange, or liquidation of such investments and any funds or payments derived from any reinvestment of such proceeds and any general assets of the Trust, which general liabilities and expenses are not readily identified as belonging to a particular series that are allocated to that series by the Trustees. The Trustees may allocate such general assets in any manner they deem fair and equitable. It is anticipated that the factor that will be used by the Trustees in making allocations of general assets to a particular series will be the relative NAV of each respective series at the time of allocation. Assets belonging to a particular series are charged with the direct liabilities and expenses in respect of that series and with a share of the general liabilities and expenses of each of the series not readily identified as belonging to a particular series, which are allocated to each series in accordance with its proportionate share of the NAVs of the Trust at the time of allocation. The timing of allocations of general assets and general liabilities and expenses of the Trust to a particular series will be determined by the Trustees and will be in accordance with generally accepted accounting principles. Determinations by the Trustees as to the timing of the allocation of general liabilities and expenses and as to the timing and allocable portion of any general assets with respect to a particular series are conclusive.
As used in the Prospectuses and in this SAI, a “vote of a majority of the outstanding shares” of the Fund means the affirmative vote of the lesser of (a) 67% or more of the shares of the Fund present at a meeting at which the holders of more than 50% of the outstanding shares of the Fund are represented in person or by proxy, or (b) more than 50% of the outstanding shares of the Fund.
Each Prospectus and this SAI are not an offering of the securities described in these documents in any state in which such offering may not lawfully be made. No salesperson, dealer, or other person is authorized to give any information or make any representation other than those contained in a Prospectus and this SAI.
While this SAI and each Prospectus describe pertinent information about the Trust and the Funds, neither this SAI nor any Prospectus represents a contract between the Trust or a Fund and any shareholder.
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APPENDIX A
Description of Security Ratings
Set forth below are descriptions of the relevant ratings of some of the NRSROs. These NRSROs and the descriptions of the ratings are as of the date of this SAI and may subsequently change.
Ratings represent a rating agency’s opinion regarding the quality of the security and are not a guarantee of quality. In addition, rating agencies may fail to make timely changes to credit ratings in response to subsequent events and a rating may become stale in that it fails to reflect changes in an issuer’s financial condition.
Moody’s Investors Service, Inc. (“Moody’s”)
Global Long-Term Ratings. Ratings assigned on Moody’s global long-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Moody’s defines credit risk as the risk that an entity may not meet its contractual financial obligations as they come due and any estimated financial loss in the event of default or impairment. The contractual financial obligations addressed by Moody’s ratings are those that call for, without regard to enforceability, the payment of an ascertainable amount, which may vary based upon standard sources of variation (e.g., floating interest rates), by an ascertainable date. Moody’s rating addresses the issuer’s ability to obtain cash sufficient to service the obligation, and its willingness to pay. Moody’s ratings do not address non-standard sources of variation in the amount of the principal obligation (e.g., equity indexed), absent an express statement to the contrary in a press release accompanying an initial rating. Long-term ratings are assigned to issuers or obligations with an original maturity of 11 months or more and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment. The following describes the global long- term ratings by Moody’s.
Aaa — Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.
Aa — Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.
A — Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.
Baa — Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.
Ba — Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.
B — Obligations rated B are considered speculative and are subject to high credit risk.
Caa — Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.
Ca — Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.
C — Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.
Medium-Term Note Program Ratings. Moody’s assigns provisional ratings to medium-term note (MTN) or similar programs and definitive ratings to the individual debt securities issued from them (referred to as drawdowns or notes). MTN program ratings are intended to reflect the ratings likely to be assigned to drawdowns issued from the program with the specified priority of claim (e.g. senior or subordinated). To capture the contingent nature of a program rating, Moody’s assigns provisional ratings to MTN programs. A provisional rating is denoted by a (P) in front of the rating.
The rating assigned to a drawdown from a rated MTN or bank/deposit note program is definitive in nature, and may differ from the program rating if the drawdown is exposed to additional credit risks besides the issuer’s default, such as links to the defaults of other issuers, or has other structural features that warrant a different rating. In some circumstances, no rating may be assigned to a drawdown.
Moody’s encourages market participants to contact Moody’s Ratings Desks or visit moodys.com directly if they have questions regarding ratings for specific notes issued under a medium-term note program. Unrated notes issued under an MTN program may be assigned an NR (not rated) symbol.
Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and
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the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.
Global Short-Term Ratings. Ratings assigned on Moody’s global short-term rating scales are forward-looking opinions of the relative credit risk of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Short-term ratings are assigned to obligations with an original maturity of 13 months or less and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment.
Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:
P-1. — Ratings of Prime-1 reflect a superior ability to repay short-term obligations.
P-2. — Ratings of Prime-2 reflect a strong ability to repay short-term obligations.
P-3. — Ratings of Prime-3 reflect an acceptable ability to repay short-term obligations.
NP. — Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.
Speculative Grade Liquidity Ratings. Moody’s Speculative Grade Liquidity Ratings are opinions of an issuer’s relative ability to generate cash from internal resources and the availability of external sources of committed financing, in relation to its cash obligations over the coming 12 months. Speculative Grade Liquidity Ratings will consider the likelihood that committed sources of financing will remain available. Other forms of liquidity support will be evaluated and consideration will be given to the likelihood that these sources will be available during the coming 12 months. Speculative Grade Liquidity Ratings are assigned to speculative grade issuers that are by definition Not Prime issuers.
SGL-1 — Issuers rated SGL-1 possess very good liquidity. They are most likely to have the capacity to meet their obligations over the coming 12 months through internal resources without relying on external sources of committed financing.
SGL-2 — Issuers rated SGL-2 possess good liquidity. They are likely to meet their obligations over the coming 12 months through internal resources but may rely on external sources of committed financing. The issuer’s ability to access committed sources of financing is highly likely based on Moody’s evaluation of near-term covenant compliance.
SGL-3 — Issuers rated SGL-3 possess adequate liquidity. They are expected to rely on external sources of committed financing. Based on its evaluation of near-term covenant compliance, Moody’s believes there is only a modest cushion, and the issuer may require covenant relief in order to maintain orderly access to funding lines.
SGL-4 — Issuers rated SGL-4 possess weak liquidity. They rely on external sources of financing and the availability of that financing is, in Moody’s opinion, highly uncertain.
U.S. Municipal Short-Term Debt and Demand Obligation Ratings. Moody’s uses the global short-term Prime rating scale for commercial paper issued by U.S. municipalities and nonprofits. These commercial paper programs may be backed by external letters of credit or liquidity facilities, or by an issuer’s self-liquidity. For other short-term municipal obligations, Moody’s uses one of two other short-term rating scales the Municipal Investment Grade (MIG) and Variable Municipal Investment Grade (VMIG) scales discussed below.
The MIG scale is used for U.S. municipal cash flow notes, bond anticipation notes and certain other short-term obligations, which typically mature in three years or less. Under certain circumstances, the MIG scale is used for bond anticipation notes with maturities of up to five years.
MIG-1. This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.
MIG-2. This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.
MIG-3. This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.
SG. This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.
VMIG Ratings. In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned. The components are a long-term rating and a short-term demand obligation rating. The long-term rating addresses the issuer’s ability to meet scheduled
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principal and interest payments. The short-term demand obligation rating addresses the ability of the issuer or the liquidity provider to make payments associated with the purchase-price-upon-demand feature (“demand feature”) of the VRDO. The short-term demand obligation rating uses the VMIG scale. VMIG ratings with liquidity support use as an input the short-term Counterparty Risk Assessment of the support provider, or the long-term rating of the underlying obligor in the absence of third-party liquidity support. Transitions of VMIG ratings of demand obligations with conditional liquidity support differ from transitions on the Prime scale to reflect the risk that external liquidity support will terminate if the issuer’s long-term rating drops below investment grade.
For VRDOs, Moody’s typically assigns the VMIG short-term demand obligation rating if the frequency of the demand feature is less than every three years. If the frequency of the demand feature is less than three years but the purchase price is payable only with remarketing proceeds, the short-term demand obligation rating is “NR.”
Industrial development bonds in the United States where the obligor is a corporate may carry a VMIG rating that reflects Moody’s view of the relative likelihood of default and loss. In these cases, liquidity assessment is based on the liquidity of the corporate obligor.
VMIG-1. This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections.
VMIG-2. This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections.
VMIG-3. This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections.
SG. This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have a sufficiently strong short-term rating or may lack the structural or legal protections.
S&P Global Ratings
An S&P Global Ratings issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P Global Ratings’ view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and this opinion may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.
Issue credit ratings can be either long-term or short-term. Short-term issue credit ratings are generally assigned to those obligations considered short-term in the relevant market, typically with an original maturity of no more than 365 days. Short-term issue credit ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. S&P Global Ratings would typically assign a long-term issue credit rating to an obligation with an original maturity of greater than 365 days. However, the ratings assigned by S&P Global Ratings to certain instruments may diverge from these guidelines based on market practices. Medium-term notes are assigned long-term ratings.
Long-Term Issue Credit Ratings. Issue credit ratings are based, in varying degrees, on S&P Global Ratings analysis of the following considerations:
• The likelihood of payment—the capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;
• The nature of and provisions of the financial obligation, and the promise imputed by S&P Global Ratings; and
• The protection afforded by, and relative position of, the financial obligation in the event of a bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.
An issue rating is an assessment of default risk but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)
AAA — An obligation rated ‘AAA’ has the highest rating assigned by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.
AA — An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.
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A — An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitments on the obligation is still strong.
BBB — An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.
BB, B, CCC, CC, and C — Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.
BB — An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation.
B — An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments on the obligation.
CCC — An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.
CC — An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred, but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.
C — An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.
D — An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within the next five business days in the absence of a stated grace period or within the earlier of the stated grace period or the next 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to ‘D’ if it is subject to a distressed debt restructuring.
NR — This indicates that a rating has not been assigned or is no longer assigned.
Plus (+) or minus (-) — Ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.
Short-Term Issue Credit Ratings. The following describes S&P Global Ratings’ short-term issue credit ratings.
A-1 — A short-term obligation rated ‘A-1’ is rated in the highest category by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitments on these obligations is extremely strong.
A-2 — A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitments on the obligation is satisfactory.
A-3 — A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken an obligor’s capacity to meet its financial commitment on the obligation.
B — A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitments.
C — A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.
D — A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such
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payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to ‘D’ if it is subject to a distressed debt restructuring.
Municipal Short-Term Note Ratings. The following describes Standard & Poor’s Municipal Short-Term Note Ratings.
An S&P Global Ratings U.S. municipal note rating reflects S&P Global Ratings’ opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P Global Ratings’ analysis will review the following considerations:
• Amortization schedule — the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and
• Source of payment — the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.
SP-1. Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.
SP-2. Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.
SP-3. Speculative capacity to pay principal and interest.
D. Assigned upon failure to pay the note when due, completion of a distressed debt restructuring, or the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.
Active Qualifiers
S&P Global Ratings uses the following qualifiers that limit the scope of a rating. The structure of the transaction can require the use of a qualifier such as a ‘p’ qualifier, which indicates the rating addresses the principal portion of the obligation only. A qualifier appears as a suffix and is part of the rating.
Federal deposit insurance limit: ‘L’ qualifier — Ratings qualified with ‘L’ apply only to amounts invested up to federal deposit insurance limits.
Principal: ‘p’ qualifier — This suffix is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The ‘p’ suffix indicates that the rating addresses the principal portion of the obligation only and that the interest is not rated.
Preliminary ratings: ‘prelim’ qualifier — Preliminary ratings, with the ‘prelim’ suffix, may be assigned to obligors or obligations, including financial programs, in the circumstances described below. Assignment of a final rating is conditional on the receipt by S&P Global Ratings of appropriate documentation. S&P Global Ratings reserves the right not to issue a final rating. Moreover, if a final rating is issued, it may differ from the preliminary rating.
• Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions.
• Preliminary ratings may be assigned to obligations that will likely be issued upon the obligor’s emergence from bankruptcy or similar reorganization, based on late-stage reorganization plans, documentation, and discussions with the obligor. Preliminary ratings may also be assigned to the obligors. These ratings consider the anticipated general credit quality of the reorganized or post-bankruptcy issuer as well as attributes of the anticipated obligation(s).
• Preliminary ratings may be assigned to entities that are being formed or that are in the process of being independently established when, in S&P Global Ratings’ opinion, documentation is close to final. Preliminary ratings may also be assigned to the obligations of these entities.
• Preliminary ratings may be assigned when a previously unrated entity is undergoing a well-formulated restructuring, recapitalization, significant financing, or other transformative event, generally at the point that investor or lender commitments are invited. The preliminary rating may be assigned to the entity and to its proposed obligation(s). These preliminary ratings
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consider the anticipated general credit quality of the obligor, as well as attributes of the anticipated obligation(s), assuming successful completion of the transformative event. Should the transformative event not occur, S&P Global Ratings would likely withdraw these preliminary ratings.
• A preliminary recovery rating may be assigned to an obligation that has a preliminary issue credit rating.
Termination structures: ‘t’ qualifier — This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.
Counterparty instrument rating: ‘cir’ qualifier — This symbol indicates a counterparty instrument rating (CIR), which is a forward-looking opinion about the creditworthiness of an issuer in a securitization structure with respect to a specific financial obligation to a counterparty (including interest rate swaps, currency swaps, and liquidity facilities). The CIR is determined on an ultimate payment basis; these opinions do not take into account timeliness of payment.
Fitch Ratings, Inc. (“Fitch”)
International Long-Term Ratings
Investment Grade
AAA — Highest credit quality. ‘AAA’ ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.
AA — Very high credit quality. ‘AA’ ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.
A — High credit quality. ‘A’ ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.
BBB — Good credit quality. ‘BBB’ ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.
Speculative Grade
BB — Speculative. ‘BB’ ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists that supports the servicing of financial commitments.
B — Highly speculative. ‘B’ ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.
CCC — Substantial credit risk. Very low margin for safety. Default is a real possibility.
CC — Very high levels of credit risk. Default of some kind appears probable.
C — Near default. A default or default-like process has begun, or the issuer is in standstill, or for a closed funding vehicle, payment capacity is irrevocably impaired. Conditions that are indicative of a ‘C’ category rating for an issuer include:
• The issuer has entered into a grace or cure period following non-payment of a material financial obligation;
• The issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation;
• The formal announcement by the issuer or their agent of a distressed debt exchange;
• A closed financing vehicle where payment capacity is irrevocably impaired such that it is not expected to pay interest and/or principal in full during the life of the transaction, but where no payment default is imminent.
RD — Restricted default. ‘RD’ ratings indicate an issuer that in Fitch’s opinion has experienced:
• An uncured payment default or distressed debt exchange on a bond, loan, or other material financial obligation but
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• Has not entered into bankruptcy filings, administration, receivership, liquidation, or other formal winding-up procedure, and
• Has not otherwise ceased operating. This would include:
• The selective payment default on a specific class or currency of debt;
• The uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;
• The extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; or ordinary execution of a distressed debt exchange on one or more material financial obligations.
D — Default. ‘D’ ratings indicate an issuer that in Fitch’s opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure or that has otherwise ceased business.
Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange.
Imminent default, categorized under ‘C,’ typically refers to the occasion where a payment default has been intimated by the issuer and is all but inevitable. This may, for example, be where an issuer has missed a scheduled payment, but (as is typical) has a grace period during which it may cure the payment default. Another alternative would be where an issuer has formally announced a distressed debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.
In all cases, the assignment of a default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings, and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice.
International Short-Term Ratings. The following describes Fitch’s two highest short-term ratings:
F1. Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.
F2. Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.
Notes to Long- and Short-term ratings:
The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to ‘AAA’ ratings and ratings below the ‘CCC’ category. For the short-term rating category of ‘F1,’ a ‘+’ may be appended.
Withdrawn —The rating has been withdrawn and the issue or issuer is no longer rated by Fitch. Ratings that have been withdrawn will be indicated by the symbol ‘WD.’
Rating Watch — Rating Watches indicate that there is a heightened probability of a rating change and the likely direction of such a change. These are designated as “Positive,” indicating that a rating could stay at its present level or potentially be upgraded, “Negative,” to indicate that the rating could stay at its present level or potentially be downgraded, or “Evolving” if ratings may be raised, lowered, or affirmed. However, ratings can be raised or lowered without being placed on Rating Watch first.
A Rating Watch is typically event-driven and, as such, it is generally resolved over a relatively short period. The event driving the Watch may be either anticipated or have already occurred, but in both cases, the exact rating implications remain undetermined. The Watch period is typically used to gather further information and/or subject the information to further analysis. A Rating Watch must be reviewed and a RAC be published every six months after a rating has been placed on Rating Watch, except in the case described below.
Additionally, a Watch may be used where the rating implications are already clear, but where they remain contingent upon an event (e.g. shareholder or regulatory approval). The Watch will typically extend to cover the period until the event is resolved or its outcome is predictable with a high enough degree of certainty to permit resolution of the Watch. In these cases, where it has previously been communicated within the RAC that the Rating Watch will be resolved upon an event and where there are no material changes to the respective rating up to the event, the Rating Watch may not be reviewed within the six months interval. In any case, the affected ratings (and the Rating Watch) will remain subject to an annual review cycle.
Rating Outlook — Outlooks indicate the direction a rating is likely to move over a one- to two-year period. They reflect financial or other trends that have not yet reached or been sustained the level that would cause a rating action, but which may do so if such trends continue. A Positive Rating Outlook indicates an upward trend on the rating scale. Conversely, a Negative Rating Outlook signals a
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negative trend on the rating scale. Positive or Negative Rating Outlooks do not imply that a rating change is inevitable, and similarly, ratings with Stable Outlooks can be raised or lowered without a prior revision to the Outlook. Occasionally, where the fundamental trend has strong, conflicting elements of both positive and negative, the Rating Outlook may be described as “Evolving.”
Outlooks are currently applied on the long-term scale to certain issuer ratings in corporate finance (including sovereigns, industrials, utilities, financial institutions and insurance companies) and to both issuer ratings and obligations ratings in public finance in the United States; to issues in infrastructure and project finance; to Insurer Financial Strength Ratings; to issuer and/or issue ratings in a number of National Rating scales; and to the ratings of structured finance transactions and covered bonds. Outlooks are not applied to ratings assigned on the short-term scale. For financial institutions, Outlooks are not assigned to Viability Ratings, Support Ratings and Support Rating Floors. Derivative counterparty ratings are also not assigned Outlooks.
Ratings in the ‘CCC,’ ‘CC,’ and ‘C’ categories typically do not carry Outlooks since the volatility of these ratings is very high and outlooks would be of limited informational value. Defaulted ratings do not carry Outlooks.
75

Registration Statement
of
VICTORY PORTFOLIOS II
on
Form N-1A
PART C. OTHER INFORMATION
Item 28.	Exhibits
(a)		Articles of Incorporation.
	(1)	Registrant’s Second Amended and Restated Agreement and Declaration of Trust dated February 26, 2019.
	(2)(a)	Registrant’s Certificate of Trust dated April 12, 2012.
	(2)(b)	Certificate of Amendment to Registrant’s Certificate of Trust.
	(2)(c)	Certificate of Amendment to Registrant’s Certificate of Trust.
(b)		By-Laws, Amended and Restated as of May 1, 2015.
(c)		Instruments Defining Rights of Security Holder. None other than in the Second Amended and Restated Agreement and Declaration of Trust and By-Laws of the Registrant.
(d)		Investment Advisory Contracts.
	(1)(a)	Investment Advisory Agreement dated May 1, 2015, between Registrant and Victory Capital Manage- ment Inc. (“Victory Capital” or the “Adviser”).
	(1)(b)	Schedule A to Advisory Agreement dated May 21, 2015, current as of May 23, 2023.
(e)		Underwriting Contracts.
	(1)(a)	ETF Distribution Agreement dated as of December 6, 2022, with Foreside Fund Services, LLC (“Foreside”) with respect to each exchange-traded fund series of the Registrant.
	(1)(b)	First Amendment to the ETF Distribution Agreement with Foreside dated May 23, 2023.
	(2)	Form of Authorized Participant Agreement with respect to each exchange-traded fund series of the Regis- trant.
	(3)(a)	Distribution Agreement with Victory Capital Services, Inc. (“VCS”) with respect to each mutual fund series of the Registrant.
	(3)(b)	Amendment dated August 19, 2015, to the Distribution Agreement with VCS with respect to each mutual fund series of the Registrant.
	(3)(c)	Schedule I to the Distribution Agreement, current as of December 6, 2022.
(f)		Bonus or Profit Sharing Contracts. None.
(g)		Custodian Agreements.
	(1)(a)	Global Custodial Services Agreement with Citibank, N.A. dated August 5, 2008.
	(1)(b)	Amendment and Joinder to the Global Custodial Services Agreement dated August 19, 2015.
	(1)(c)	Amendment and Joinder to the Master Global Custodial Services Agreement, dated July 15, 2016.
	(1)(d)	Amendment and Joinder to the Master Global Custodial Services Agreement, dated August 24, 2016.
	(1)(e)	Amendment and Joinder to the Master Global Custodial Services Agreement, dated February 27, 2017.
	(1)(f)	Amendment and Joinder to the Master Global Custodial Services Agreement, dated March 1, 2019.
	(1)(g)	Amendment and Joinder to the Master Global Custodial Services Agreement, dated June 18, 2020.
	(1)(h)	Amendment and Joinder to the Master Global Custodial Services Agreement, dated September 10, 2020.
	(1)(i)	Amendment and Joinder to the Master Global Custodial Services Agreement, dated August 31, 2020.
	(1)(j)	Amendment and Joinder to the Master Global Custodial Services Agreement, dated December 2, 2020.
	(1)(k)	Amendment and Joinder to the Master Global Custodial Services Agreement, dated January 1, 2021.
	(1)(l)	Amendment and Joinder to the Master Global Custodial Services Agreement, dated May 18, 2021.
	(1)(m)	Amendment and Joinder to the Master Global Custodial Services Agreement, dated August 30, 2022.
	(l)(n)	Amendment to the Master Global Custodial Services Agreement, dated April 24, 2023.
(h)		Other Material Contracts.
	(1)	Revised Form of Broker-Dealer Agreement with respect to each mutual fund series of the Registrant.
	(2)(a)	Administration and Fund Accounting Agreement with respect to each mutual fund series of the Registrant, dated July 1, 2006, with Victory Capital Management Inc.
	(2)(b)	Amendment No. 1 dated July 1, 2009, to the Administration and Fund Accounting Agreement.
	(2)(c)	Amendment No. 2 dated July 1, 2012, to the Administration and Fund Accounting Agreement.
	(2)(d)	Amendment No. 3 dated May 21, 2015, to the Administration and Fund Accounting Agreement.
	(2)(e)	Amendment No. 4 dated August 19, 2015, to the Administration and Fund Accounting Agreement.
	(2)(f)	Amendment No. 5 dated August 24, 2016, to the Administration and Fund Accounting Agreement.

(2)(g)	Amendment No. 6 dated February 28, 2018, to the Administration and Fund Accounting Agreement.
(2)(h)	Amendment No. 7 dated February 27, 2019, to the Administration and Fund Accounting Agreement.
(2)(i)	Amendment No. 8 dated June 18, 2020, to the Administration and Fund Accounting Agreement.
(2)(j)	Amendment No 9 dated December 2, 2020, to the Administration and Fund Accounting Agreement.
(2)(k)	Amendment No 10 dated May 18, 2021, to the Administration and Fund Accounting Agreement.
(2)(l)	Amendment No. 11 dated November 18, 2021, to the Administration and Fund Accounting Agreement dated July 1, 2006.
(2)(m)	Amendment No. 12 dated May 24, 2022, to the Administration and Fund Accounting Agreement.
(2)(n)	Amendment No. 13 dated August 30, 2022, to the Administration and Fund Accounting Agreement.
(2)(o)	Amendment No. 14 dated January 1, 2023, to the Administration and Fund Accounting Agreement.
(2)(p)	Amendment No. 15 dated May 23, 2023, to the Administration and Fund Accounting Agreement.
(3)(a)	Transfer Agency Agreement with FIS Investor Services LLC (“FIS”) dated November 7, 2015, with respect to each mutual fund series of the Registrant.
(3)(b)	Amendment dated November 1, 2016, to the Transfer Agency Agreement.
(3)(c)	Amendment dated February 22, 2021, to the Transfer Agency Agreement.
(3)(d)	Amendment dated August 24, 2021, to the Transfer Agency Agreement.
(3)(e)	Data Protection Addendum dated May 30, 2018, to the Transfer Agency Agreement.
(4)(a)	Transfer Agency Services Agreement with Citibank, N.A. dated February 27, 2017, with respect to exchange-traded fund series of the Registrant.
(4)(b)	Amendment No. 1 dated March 1, 2019, to the Transfer Agency Agreement with Citibank, N.A.
(4)(c)	Amendment No. 2 dated June 18, 2020, to the Transfer Agency Agreement with Citibank N.A.
(4)(d)	Amendment No. 3 dated May 18, 2021, to the Transfer Agency Agreement with Citibank N.A.
(4)(e)	Amendment No. 4 dated August 30, 2022, to the Transfer Agency Agreement with Citibank N.A.
(4)(f)	Amendment No. 5 dated September 30, 2022, to the Transfer Agency Agreement with Citibank N.A.
(4)(g)	Amendment No. 6 dated April 24, 2023, to the Transfer Agency Agreement with Citibank N.A.
(5)(a)	Sub-administration and Sub-accounting Services Agreement dated October 1, 2015.
(5)(b)	Amendment to the Sub-administration and Sub-accounting Services Agreement dated February 27, 2017.
(5)(c)	Amendment No. 2 dated February 28, 2018, to the Sub-administration and Sub-accounting Services Agree- ment.
(5)(d)	Amendment No. 3 dated February 27, 2019, to the Sub-administration and Sub-accounting Services Agree- ment.
(5)(e)	Amendment No. 4 dated July 1, 2019, to the Sub-administration and Sub-accounting Services Agreement.
(5)(f)	Amendment No. 5 dated June 18, 2020, to the Sub-administration and Sub-accounting Services Agreement.
(5)(g)	Amendment No. 6 dated August 25, 2020, to the Sub-administration and Sub-accounting Services Agree- ment.
(5)(h)	Amendment No. 7 dated to December 2, 2020, the Sub-administration and Sub-accounting Services Agree- ment.
(5)(i)	Amendment No. 8 dated April 1, 2021, to the Sub-administration and Sub-accounting Services Agreement.
(5)(j)	Amendment No. 9 dated November 30, 2021, to the Sub-Administration and Sub-Fund Accounting Agree- ment.
(5)(k)	Amendment No. 10 dated June 29, 2022, to the Sub-Administration and Sub-Fund Accounting Agreement.
(5)(l)	Amendment No. 11 dated August 30, 2022, to the Sub-Administration and Sub-Fund Accounting Agree- ment.
(5)(m)	Amendment No. 12 dated January 1, 2023, to the Sub-Administration and Sub-Fund Accounting Agree- ment.
(5)(n)	Amendment No. 13 dated April 24th, 2023, to the Sub-Administration and Sub-Fund Accounting Agree- ment.
(6)(a)	Amended and Restated Expense Limitation Agreement between Registrant and Victory Capital dated May 1, 2021.
(6)(b)	Schedule A to the Expense Limitation Agreement, current as of November 1, 2023.
(7)(a)	License Agreement dated as of May 1, 2015, between Victory Capital and Registrant.
(7)(b)	First Amendment dated April 18, 2017, to License Agreement.
(8)(a)	Global Securities Lending Agency Agreement effective November 30, 2021, between Registrant and CitiBank N.A.
(8)(b)	Amendment No. 1 and Schedule A to the Global Securities Lending Agency Agreement, current as of April 24, 2023.

(i)	(1)	Opinion of Morris, Nichols, Arsht & Tunnell LLP dated October 26, 2023, relating to the VictoryShares ETFs.(filed herewith)
(i)	(2)
Opinion of Morris, Nichols, Arsht & Tunnell LLP dated October 24, 2023, relating to the Victory Market
Neutral Income Fund and Victory US 500 Enhanced Volatility Wtd Index Fund, and relevant share classes.

	(3)	Opinion of Morris, Nichols, Arsht & Tunnell LLP, relating to the VictoryShares Small Cap Free Cash Flow ETF. (to be filed by amendment)
(j)	(1)(a)	Consent of Sidley Austin LLP dated October 26, 2023. (filed herewith)
	(1)(b)	Consent of Sidley Austin LLP dated October 24, 2023.
(j)	(2)(a)	Consent of Independent Registered Public Accounting Firm with respect to the Victory Portfolios II Mutual Funds June 30 fiscal year end funds.
	(2)(b)	Consent of Independent Registered Public Accounting Firm with respect to the Victory Portfolios II VictoryShares ETFs June 30 fiscal year end funds. (filed herewith)
(k)		Omitted Financial Statements. None.
(l)		Initial Capital Agreements. Subscription Agreement between the Trust and the Initial Investor.
(m)		Rule 12b-1 Plans
	(1)(a)	Revised Class A Master Distribution Plan Pursuant to Rule 12b-1 with respect to each mutual fund series of the Registrant.
	(1)(b)	Amended Exhibit A, current as of December 6, 2022.
	(2)(a)	Revised Class C Master Distribution Plan Pursuant to Rule 12b-1 with respect to each mutual fund series of the Registrant.
	(2)(b)	Amended Exhibit A current as of December 6, 2022.
	(3)(a)	Amended and Restated Distribution Plan Pursuant to Rule 12b-1 with respect to each exchange-traded fund series of the Registrant.
	(3)(b)	Amended Schedule A current as of May 23, 2023.
(n)		Rule 18f-3 Plan
	(1)(a)	Amended and Restated Rule 18f-3 Multi-Class Plan, amended and restated February 2, 2021.
	(1)(b)	Schedule A to Amended and Restated Rule 18f-3 Multi-Class Plan, current as May 23, 2023.
(o)		Reserved.
(p)		Codes of Ethics
	(1)	Code of Ethics for the Registrant, as revised February 28, 2018.
	(2)	Code of Ethics for Victory Capital, VCS, and WestEnd Advisors, LLC, dated January 1, 2022.
	(3)	Code of Ethics for Foreside amended June 4, 2021.

Item 29. Persons Controlled by or Under Common Control with the Registrant
Information pertaining to persons controlled by, or under common control with Registrant is hereby incorporated by reference to the section captioned “Management of the Trust” in the Statement of Additional Information (“SAI”).
Item 30. Indemnification.
Reference is made to Article VIII of the Registrant’s Second Amended and Restated Agreement and Declaration of Trust, Section 8 of the Investment Advisory Agreement, Section 6 of the ETF Distribution Agreement with Foreside, Section 5 of the Distribution Agreement with VCA, Section 12 of the Global Custodial Services Agreement with Citibank, N.A., Section 9 of the Administration and Fund Accounting Agreement with Victory Capital, Section 7 of the Transfer Agency Services Agreement with Citibank, N.A. and Section 13 of the Form of Transfer Agency Agreement with FIS, each of which is incorporated by reference to the Exhibits. The Registrant has obtained from a major insurance carrier a trustees’ and officers’ liability policy covering certain types of errors and omissions. In no event will the Registrant indemnify any of its trustees, officers, employees, or agents against any liability to which such person would otherwise be subject by reason of his willful misfeasance, bad faith, or gross negligence in the performance of his duties, or by reason of his reckless disregard of the duties involved in the conduct of his office or under his agreement with the Registrant. The Registrant will comply with Rule 484 under the Securities Act of 1933 (the “Securities Act”) and Release 11330 under the Investment Company Act of 1940 in connection with any indemnification.
Insofar as indemnification for liabilities arising under the Securities Act may be permitted to trustees, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in such Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a trustee, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in such Act and will be governed by the final adjudication of such issue.
Item 31. Business and Other Connections of the Investment Adviser
Information pertaining to business and other connections of the Registrant’s investment adviser, Victory Capital Management Inc. (“VCM” or “Adviser”), is hereby incorporated by reference to the section of the Prospectus captioned “Organization and Management of the Fund” and to the section of the SAI captioned “Investment Adviser and Other Service Providers.” The Adviser is an indirect wholly-owned subsidiary of Victory Capital Holdings, Inc. (“VCH”), a publicly traded Delaware corporation.
The principal executive officers and directors of the Adviser and VCH are as follows:
David C. Brown	Director, Chairman, and Chief Executive Officer of Adviser and VCH
Michael D. Policarpo, II	President, Chief Financial Officer, and Chief Administrative Officer of Adviser and VCH, Director of Adviser
Nina Gupta	Chief Legal Officer and Secretary of Adviser and VCH, Director of Adviser
The business address of the foregoing individuals is 15935 La Cantera Parkway, San Antonio, Texas 78256.
To the knowledge of Registrant, none of the directors or officers of the Adviser is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation, or employment of a substantial nature.
Item 32. Principal Underwriters.
(a)(1) Shares of the mutual fund series of Victory Portfolios II are distributed by Victory Capital Services, Inc. (“VCS”). VCS also acts as principal underwriter for Victory Portfolios, Victory Variable Insurance Funds, and Victory Portfolios III.
(a)(2) Foreside Fund Services, LLC (the “Distributor”) serves as principal underwriter for the following investment companies registered under the Investment Company Act of 1940, as amended:
AB Active ETFs, Inc.
ABS Long/Short Strategies Fund
Absolute Shares Trust

Adaptive Core ETF, Series of Collaborative Investment Series Trust
AdvisorShares Trust
AFA Multi-Manager Credit Fund
AGF Investments Trust
AIM ETF Products Trust
Alexis Practical Tactical ETF, Series of Listed Funds Trust
Alpha Intelligent – Large Cap Growth ETF, Series of Listed Funds Trust
Alpha Intelligent – Large Cap Value ETF, Series of Listed Funds Trust
AlphaCentric Prime Meridian Income Fund
American Century ETF Trust
Amplify ETF Trust
Applied Finance Core Fund, Series of World Funds Trust
Applied Finance Explorer Fund, Series of World Funds Trust
Applied Finance Select Fund, Series of World Funds Trust
ARK ETF Trust
ASYMmetric ETFs Trust
Bitwise Funds Trust
Bluestone Community Development Fund
BondBloxx ETF Trust
Braddock Multi-Strategy Income Fund, Series of Investment Managers Series Trust
Bridgeway Funds, Inc.
Brinker Capital Destinations Trust
Brookfield Real Assets Income Fund Inc.
Build Funds Trust
Calamos Convertible and High Income Fund
Calamos Convertible Opportunities and Income Fund
Calamos Dynamic Convertible and Income Fund
Calamos Global Dynamic Income Fund
Calamos Global Total Return Fund
Calamos Strategic Total Return Fund
Carlyle Tactical Private Credit Fund
Cboe Vest Bitcoin Strategy Managed Volatility Fund, Series of World Funds Trust
Cboe Vest S&P 500® Dividend Aristocrats Target Income Fund, Series of World Funds Trust
Cboe Vest US Large Cap 10% Buffer Strategies Fund, Series of World Funds Trust
Cboe Vest US Large Cap 10% Buffer VI Fund, Series of World Funds Trust
Cboe Vest US Large Cap 20% Buffer Strategies Fund, Series of World Funds Trust
Cboe Vest US Large Cap 20% Buffer VI Fund, Series of World Funds Trust
Center Coast Brookfield MLP & Energy Infrastructure Fund
Changebridge Capital Long/Short ETF, Series of Listed Funds Trust
Changebridge Capital Sustainable Equity ETF, Series of Listed Funds Trust
Clifford Capital Focused Small Cap Value Fund, Series of World Funds Trust
Clifford Capital International Value Fund, Series of World Funds Trust
Clifford Capital Partners Fund, Series of World Funds Trust
Cliffwater Corporate Lending Fund
Cliffwater Enhanced Lending Fund
Cohen & Steers Infrastructure Fund, Inc.
Convergence Long/Short Equity ETF, Series of Trust for Professional Managers
CornerCap Group of Funds
CrossingBridge Pre-Merger SPAC ETF, Series of Trust for Professional Managers
Curasset Capital Management Core Bond Fund, Series of World Funds Trust
Curasset Capital Management Limited Term Income Fund, Series of World Funds Trust
Davis Fundamental ETF Trust
Defiance Daily Short Digitizing the Economy ETF, Series of ETF Series Solutions
Defiance Digital Revolution ETF, Series of ETF Series Solutions
Defiance Hotel, Airline, and Cruise ETF, Series of ETF Series Solutions
Defiance Next Gen Connectivity ETF, Series of ETF Series Solutions
Defiance Next Gen H2 ETF, Series of ETF Series Solutions
Defiance Quantum ETF, Series of ETF Series Solutions

Direxion Shares ETF Trust
Dividend Performers ETF, Series of Listed Funds Trust
Dodge & Cox Funds
DoubleLine ETF Trust
DoubleLine Opportunistic Credit Fund
DoubleLine Yield Opportunities Fund
Eaton Vance NextShares Trust
Eaton Vance NextShares Trust II
EIP Investment Trust
Ellington Income Opportunities Fund
Esoterica Thematic ETF Trust
ETF Opportunities Trust
Evanston Alternative Opportunities Fund
Exchange Listed Funds Trust
Fiera Capital Series Trust
FlexShares Trust
FOMO ETF, Series of Collaborative Investment Series Trust
Forum Funds
Forum Funds II
Goose Hollow Tactical Allocation ETF, Series of Collaborative Investment Series Trust
Grayscale Future of Finance ETF, Series of ETF Series Solutions
Grizzle Growth ETF, Series of Listed Funds Trust
Guinness Atkinson Funds
Harbor ETF Trust
Horizon Kinetics Blockchain Development ETF, Series of Listed Funds Trust
Horizon Kinetics Inflation Beneficiaries ETF, Series of Listed Funds Trust
IDX Funds
Innovator ETFs Trust
Ironwood Institutional Multi-Strategy Fund LLC
Ironwood Multi-Strategy Fund LLC
John Hancock Exchange-Traded Fund Trust
Kelly Strategic ETF Trust
LDR Real Estate Value-Opportunity Fund, Series of World Funds Trust
LifeGoal Conservative Wealth Builder ETF, Series of Northern Lights Fund Trust II
LifeGoal Home Down Payment ETF, Series of Northern Lights Fund Trust II
LifeGoal Wealth Builder ETF, Series of Northern Lights Fund Trust II
Mairs & Power Balanced Fund, Series of Trust for Professional Managers
Mairs & Power Growth Fund, Series of Trust for Professional Managers
Mairs & Power Minnesota Municipal Bond ETF, Series of Trust for Professional Managers
Mairs & Power Small Cap Fund, Series of Trust for Professional Managers
Manor Investment Funds
Merk Stagflation ETF, Series of Listed Funds Trust
Milliman Variable Insurance Trust
Mindful Conservative ETF, Series of Collaborative Investment Series Trust
Moerus Worldwide Value Fund, Series of Northern Lights Fund Trust IV
Mohr Growth ETF, Series of Collaborative Investment Series Trust
Morgan Creek - Exos Active SPAC Arbitrage ETF, Series of Listed Funds Trust
Morningstar Funds Trust
OTG Latin American Fund, Series of World Funds Trust
Overlay Shares Core Bond ETF, Series of Listed Funds Trust
Overlay Shares Foreign Equity ETF, Series of Listed Funds Trust
Overlay Shares Hedged Large Cap Equity ETF, Series of Listed Funds Trust
Overlay Shares Large Cap Equity ETF, Series of Listed Funds Trust
Overlay Shares Municipal Bond ETF, Series of Listed Funds Trust
Overlay Shares Short Term Bond ETF, Series of Listed Funds Trust
Overlay Shares Small Cap Equity ETF, Series of Listed Funds Trust
Palmer Square Opportunistic Income Fund
Partners Group Private Income Opportunities, LLC

PENN Capital Funds Trust
Performance Trust Mutual Funds, Series of Trust for Professional Managers
Perkins Discovery Fund, Series of World Funds Trust
Philotimo Focused Growth and Income Fund, Series of World Funds Trust
Plan Investment Fund, Inc.
PMC Funds, Series of Trust for Professional Managers
Point Bridge America First ETF, Series of ETF Series Solutions
Preferred-Plus ETF, Series of Listed Funds Trust
Putnam ETF Trust
Quaker Investment Trust
Rareview Dynamic Fixed Income ETF, Series of Collaborative Investment Series Trust
Rareview Inflation/Deflation ETF, Series of Collaborative Investment Series Trust
Rareview Systematic Equity ETF, Series of Collaborative Investment Series Trust
Rareview Tax Advantaged Income ETF, Series of Collaborative Investment Series Trust
Renaissance Capital Greenwich Funds
Revere Sector Opportunity ETF, Series of Collaborative Investment Series Trust
Reynolds Funds, Inc.
RiverNorth Enhanced Pre-Merger SPAC ETF, Series of Listed Funds Trust
RiverNorth Patriot ETF, Series of Listed Funds Trust (f/k/a RiverNorth Volition America Patriot ETF)
RMB Investors Trust
Robinson Opportunistic Income Fund, Series of Investment Managers Series Trust
Robinson Tax Advantaged Income Fund, Series of Investment Managers Series Trust
Roundhill Ball Metaverse ETF, Series of Listed Funds Trust
Roundhill BITKRAFT Esports & Digital Entertainment ETF, Series of Listed Funds Trust
Roundhill Cannabis ETF, Series of Listed Funds Trust
Roundhill IO Digital Infrastructure ETF, Series of Listed Funds Trust
Roundhill MEME ETF, Series of Listed Funds Trust
Roundhill Sports Betting & iGaming ETF, Series of Listed Funds Trust
Rule One Fund, Series of World Funds Trust
Salient MF Trust
Securian AM Balanced Stabilization Fund, Series of Investment Managers Series Trust
Securian AM Equity Stabilization Fund, Series of Investment Managers Series Trust
Securian AM Real Asset Income Fund, Series of Investment Managers Series Trust
SHP ETF Trust
Six Circles Trust
Sound Shore Fund, Inc.
Sparrow Funds
Spear Alpha ETF, Series of Listed Funds Trust
STF Tactical Growth & Income ETF, Series of Listed Funds Trust
STF Tactical Growth ETF, Series of Listed Funds Trust
Strategy Shares
Swan Hedged Equity US Large Cap ETF, Series of Listed Funds Trust
Syntax ETF Trust
Teucrium Agricultural Strategy No K-1 ETF, Series of Listed Funds Trust
The B.A.D. ETF, Series of Listed Funds Trust
The Community Development Fund
The De-SPAC ETF, Series of Collaborative Investment Series Trust
The Finite Solar Finance Fund
The Private Shares Fund (f/k/a SharesPost 100 Fund)
The Short De-SPAC ETF, Series of Collaborative Investment Series Trust
The SPAC and New Issue ETF, Series of Collaborative Investment Series Trust
Third Avenue Trust
Third Avenue Variable Series Trust
Tidal ETF Trust
Tidal ETF Trust II
TIFF Investment Program
Timothy Plan High Dividend Stock Enhanced ETF, Series of The Timothy Plan
Timothy Plan High Dividend Stock ETF, Series of The Timothy Plan

Timothy Plan International ETF, Series of The Timothy Plan
Timothy Plan US Large/Mid Cap Core ETF, Series of The Timothy Plan
Timothy Plan US Large/Mid Core Enhanced ETF, Series of The Timothy Plan
Timothy Plan US Small Cap Core ETF, Series of The Timothy Plan
Total Fund Solution
Touchstone ETF Trust
TrueShares ESG Active Opportunities ETF, Series of Listed Funds Trust
TrueShares Low Volatility Equity Income ETF, Series of Listed Funds Trust
TrueShares Structured Outcome (April) ETF, Series of Listed Funds Trust
TrueShares Structured Outcome (August) ETF, Series of Listed Funds Trust
TrueShares Structured Outcome (December) ETF, Series of Listed Funds Trust
TrueShares Structured Outcome (February) ETF, Series of Listed Funds Trust
TrueShares Structured Outcome (January) ETF, Series of Listed Funds Trust
TrueShares Structured Outcome (July) ETF, Series of Listed Funds Trust
TrueShares Structured Outcome (June) ETF, Series of Listed Funds Trust
TrueShares Structured Outcome (March) ETF, Series of Listed Funds Trust
TrueShares Structured Outcome (May) ETF, Listed Funds Trust
TrueShares Structured Outcome (November) ETF, Series of Listed Funds Trust
TrueShares Structured Outcome (October) ETF, Series of Listed Funds Trust
TrueShares Structured Outcome (September) ETF, Series of Listed Funds Trust
TrueShares Technology, AI & Deep Learning ETF, Series of Listed Funds Trust
Tuttle Capital Short Innovation ETF, Series of Collaborative Investment Series Trust
U.S. Global Investors Funds
Union Street Partners Value Fund, Series of World Funds Trust
Variant Alternative Income Fund
Variant Impact Fund
VictoryShares Developed Enhanced Volatility Wtd ETF, Series of Victory Portfolios II
VictoryShares Dividend Accelerator ETF, Series of Victory Portfolios II
VictoryShares International High Div Volatility Wtd ETF, Series of Victory Portfolios II
VictoryShares International Volatility Wtd ETF, Series of Victory Portfolios II
VictoryShares Nasdaq Next 50 ETF, Series of Victory Portfolios II
VictoryShares US 500 Enhanced Volatility Wtd ETF, Series of Victory Portfolios II
VictoryShares US 500 Volatility Wtd ETF, Series of Victory Portfolios II
VictoryShares US Discovery Enhanced Volatility Wtd ETF, Series of Victory Portfolios II
VictoryShares US EQ Income Enhanced Volatility Wtd ETF, Series of Victory Portfolios II
VictoryShares US Large Cap High Div Volatility Wtd ETF, Series of Victory Portfolios II
VictoryShares US Multi-Factor Minimum Volatility ETF, Series of Victory Portfolios II
VictoryShares US Small Cap High Div Volatility Wtd ETF, Series of Victory Portfolios II
VictoryShares US Small Cap Volatility Wtd ETF, Series of Victory Portfolios II
VictoryShares Core Intermediate Bond ETF, Series of Victory Portfolios II
VictoryShares Short-Term Bond ETF, Series of Victory Portfolios II
VictoryShares US Emerging Markets Value Momentum ETF, Series of Victory Portfolios II
VictoryShares US International Value Momentum ETF, Series of Victory Portfolios II
VictoryShares US Small Mid Cap Value Momentum ETF, Series of Victory Portfolios II
VictoryShares US Value Momentum ETF, Series of Victory Portfolios II
VictoryShares THB Mid-Cap ESG ETF, Series of Victory Portfolios II
VictoryShares Core Plus Intermediate Bond ETF, Series of Victory Portfolios II
VictoryShares Corporate Bond ETF, Series of Victory Portfolios II
VictoryShares WestEnd U.S. Sector ETF, Series of Victory Portfolios II
VictoryShares Free Cash Flow ETF, Series of Victory Portfolios II
Walthausen Funds
West Loop Realty Fund, Series of Investment Managers Series Trust
WisdomTree Trust
WST Investment Trust
XAI Octagon Floating Rate & Alternative Income Term Trust

(b)(1) VCS, 4900 Tiedeman Road, Brooklyn, Ohio 44144, acts solely as distributor for the investment companies listed above. The officers of VCS, all of whose principal business address is set forth above, are:
Name	Positions and Offices with Underwriter	Positions and Offices with Registrant
David C. Brown	Director	Trustee
Michael D. Policarpo, II	Director, President	None
Charles Mathes	Director, Chief Compliance Officer	None
Donald Inks	Chief Operations Officer	None
Christopher Ponte	Chief Financial Officer	Assistant Treasurer
(b)(2) The following are the Officers and Manager of the Distributor, the Registrant’s underwriter. The Distributor’s main business address is Three Canal Plaza, Suite 100, Portland, Maine 04101.
Name	Position and Offices with Underwriter	Positions and Offices with Registrant
Teresa Cowan	President/Manager	None
Chris Lanza	Vice President	None
Kate Macchia	Vice President	None
Nanette K. Chern	Vice President and Chief Compliance Officer	None
Kelly B. Whetstone	Secretary	None
Susan L. LaFond	Treasurer	None
(c)
Not applicable.
Item 33. Location of Accounts and Records.
(1)
Victory Capital Management Inc., 15935 La Cantera Parkway, San Antonio, Texas 78256 (records relating to its functions as investment adviser and administrator).
(2)
Citibank, N.A., 388 Greenwich St., New York, New York 10013 (records relating to its function as custodian and transfer agent for certain funds).
(3)
Citi Fund Services Ohio, Inc., 4400 Easton Commons, Suite 200, Columbus, Ohio 43219 (records relating to its functions as sub-administrator and sub-fund accountant).
(4)
FIS Investor Services LLC, 4249 Easton Way, Suite 400, Columbus, Ohio 43219 (records relating to its functions as transfer agent and dividend disbursing agent for certain funds).
(5)
Victory Capital Services, Inc., 4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio 44144 (records relating to its function as distributor for certain funds).
(6)
Foreside Fund Services, LLC, Three Canal Plaza, Suite 100, Portland, Maine 04101 (records relating to function as distributor for certain funds).
Item 34. Management Services. Not applicable.
Item 35. Undertakings. Not applicable.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under rule 485(b) under the Securities Act and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of San Antonio and state of Texas, on the 26th day of October 2023.
VICTORY PORTFOLIOS II
(Registrant)
By:/s/ James K. DeVries

James K. DeVries
President
Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated on the 26th day of October 2023.
Signature	Title
/s/ James K. DeVries James K. DeVries	President (Principal Executive Officer)
/s/ Allan Shaer Allan Shaer	Treasurer (Principal Accounting Officer and Principal Financial Officer)
* David Brooks Adcock	Trustee
* Nigel D.T. Andrews	Trustee
* E. Lee Beard	Trustee
* David C. Brown	Trustee
* Dennis M. Bushe	Trustee
* John L. Kelly	Chairman of the Board and Trustee
* David L. Meyer	Trustee
* Gloria S. Nelund	Trustee
* Leigh A. Wilson	Trustee
*By: /s/ Jay G. Baris

Jay G. Baris
Attorney-in-Fact